As filed with the Securities and Exchange Commission on March 9, 2017

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04419

TRANSAMERICA SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

1801 California St., Suite 5200, Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (720) 482-8991

Tané T. Tyler, Esq., 1801 California St., Suite 5200, Denver, Colorado 80202

(Name and Address of Agent for Service)

Date of fiscal year end: December 31

Date of reporting period: January 1, 2016 – December 31, 2016

Item 1:	Report(s) to Shareholders.

The Annual Report is attached.

Transamerica Series Trust Annual Report

1801 California St., Suite 5200

Denver, CO 80202

Distributor: Transamerica Capital, Inc.

Customer Service: 1-800-851-9777

The following pages contain the most recent annual reports for the investment options in which you are invested. In compliance with Securities and Exchange Commission regulations, we present these reports on an annual and semi-annual basis with the hope that they will foster greater understanding of the investment options’ holdings, performance, financial data, accounting policies and other issues. This streamlined version provides information only on the investment options in which you are invested.

If you have any questions about these reports, please do not hesitate to contact your financial professional. As always, we thank you for your trust and the opportunity to serve you.

Dear Contract Holder,

On behalf of Transamerica Series Trust, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Portfolio(s). The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all contract holders, and we believe it to be an important part of the investment process. This report provides detailed information about your Portfolios(s) for the 12-month period ending December 31, 2016.

We believe it is important to understand market conditions over the last year to provide a context for reading this report. The year of 2016 began with volatility in the markets as fears of a pending recession sent stock, commodity and energy prices broadly lower. By mid-February most major U.S. stock indexes had declined by more than 10%, fixed income credit spreads had widened considerably and crude oil prices reached a multi-year low. However, in the months to follow, when it became apparent that the U.S. would not be at risk of recession, stock, energy and credit driven fixed income markets rebounded considerably and moved higher into the spring.

In late June, Great Britain’s surprise referendum vote in favor of a departure from the European Union (“Brexit”) stunned global markets, and a fast but fierce selloff in stocks ensued, and in a flight to safety, the U.S. 10-year Treasury bond yield fell to 1.37% during early July, its lowest level in history. In the weeks to follow, markets interpreted the overall global risks of Brexit to be more manageable than originally feared, and equity markets rallied to new all-time highs only weeks later.

In the third quarter, equity and fixed income markets awaited both the path of U.S. Federal Reserve (“Fed”) interest rate policy and the pending Presidential election. While it became apparent the Fed would not hike short term rates prior to the election, longer term rates nonetheless began to move higher in anticipation of a potential December rate increase. Corporate earnings trends also began to see improvement in the third quarter, and it became evident that positive profit growth for most companies would likely soon be back on the horizon.

The fourth quarter saw a dramatic shift across the markets. Following the surprise election of Donald Trump stocks began to rally again based on the perception of a more favorable business environment consisting of lower taxes, less regulation and greater infrastructure spending. Longer term bond yields also jumped to their highest levels in more than two years (2.60% on the 10-year Treasury) as the market quickly interpreted the pending Trump economic agenda to be more inflationary. As the year concluded, the Fed also raised interest rates for the first time in a year, taking the Fed Funds Rate up 0.25% to a range of 0.50%—0.75%. This move was fully expected by the market and was perceived to be confirmation that the central bank was seeing an improving economy and higher inflationary pressures.

For the one-year period ending December 31, 2016, the S&P 500® returned 11.96% while the MSCI EAFE Index, representing international developed market equities, gained 1.51%. During the same period, the Bloomberg Barclays U.S. Aggregate Bond Index returned 2.65%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Series Trust

Tom Wald, CFA

Chief Investment Officer

Transamerica Series Trust

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Series Trust. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Series Trust.

Transamerica AB Dynamic Allocation VP

(unaudited)

MARKET ENVIRONMENT

Global stocks finished the 12-month period ended December 31, 2016 in the black amid multiple volatility spikes. Outcomes varied significantly by region, however, with U.S. and emerging market equities advancing the most and developed international equities essentially flat. Currency movements also played a role as a strong U.S. dollar dampened returns for U.S. dollar-based investors.

The year had a number of different surprises. The market sold off early in the year due to growth concerns and diverging central bank policies worldwide. The Bank of Japan changed one of its key interest rates to negative and the U.S. Federal Reserve (“Fed”) delayed future rates hikes. Markets rebounded quickly and volatility subdued before spiking again in June, when the U.K. decided to leave the European Union (“Brexit”). Toward year end, volatility spiked again, for the third time, after the unexpected outcome and implications from the U.S. election. After each of these unanticipated events, the market initially sold off but then snapped back both faster and more vigorously throughout the year.

The Fed raised rates for the second time in a decade in December, largely due to better-than-expected U.S. economic growth, improving employment numbers and rising inflation from unusually low levels. With the 10-year Treasury yield close to 2.6%, the market was expecting another two or three rate rises in 2017.

PERFORMANCE

For the year ended December 31, 2016, Transamerica AB Dynamic Allocation VP, Initial Class returned 2.22%. By comparison, its primary, secondary, and additional benchmarks, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI World Index, and the Composite Benchmark, returned 2.65%, 8.15% and 4.70%, respectively.

STRATEGY REVIEW

The Portfolio underperformed its benchmarks. Our holdings in developed international equities were the largest detractor from performance, while U.S. and emerging markets equities contributed.

Throughout the first half of 2016, the Portfolio had an overweight to risk assets, with global equity holdings in excess of the strategic asset allocation weights. This position was primarily supported by compelling valuations, currency support and improved sentiments in emerging markets and better performance in U.S. small-cap equities should the U.S. economy grow faster than expectation and offer some protection to a rate increase. In the first quarter, an overweight in developed international equities detracted primarily due to lackluster growth outlook and diverging central bank policies and the subsequent international underperformance. Markets rallied and volatility dropped during the second quarter of 2016.

The Portfolio went to a modest underweight to risk assets again in July after the Brexit vote due to heightened volatility and diminished return potential in equities. The Portfolio increased exposure to equities shortly thereafter as volatility decreased and maintained the overweight until year end. Throughout the year, the Portfolio maintained a regional bias toward developed international and emerging market equities as a result of more favorable valuations and continued accommodative monetary policies.

In fixed income, the Portfolio increased diversification with modest allocations to inflation-linked and high-yield bonds. Given that it had an underweight to fixed income for the majority of the year, we slightly extended bond duration to maintain defensive diversification close to the level of a strategic normal allocation.

The Portfolio utilized equity futures, fixed income futures, currency forwards, exchange traded funds and total return swaps for both hedging and investment purposes. Equity options were used for hedging and investing purposes. Credit default swaps and commodity futures were used for investment purposes. The Portfolio used a variety of derivative instruments as a component of its overall construction to effectively manage equity, interest rate, credit and currency risk to hedge positions and to provide efficient exposure.

During the period, the Portfolio used derivatives. These positions detracted from performance.

Daniel Loewy, CFA

Brian T. Brugman

Vadim Zlotnikov

Co-Portfolio Managers

AllianceBernstein L.P.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	2.22%	4.17%	2.99%	05/01/2002
Bloomberg Barclays U.S. Aggregate Bond Index (A)	2.65%	2.23%	4.34%
MSCI World Index (B)	8.15%	11.04%	4.41%
Composite Benchmark (A) (B) (C)	4.70%	5.40%	4.70%
Service Class	1.99%	3.89%	2.76%	05/01/2003

(A) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

(C) The Composite Benchmark is composed of the following benchmarks: 65% Bloomberg Barclays U.S. Aggregate Bond Index and 35% MSCI World Index.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained. The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions. There are other investment choices available with different management fees associated with each choice.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$999.90	$4.07	$1,021.10	$4.12	0.81%
Service Class	1,000.00	997.50	5.32	1,019.80	5.38	1.06

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	39.4%
U.S. Government Obligations	21.6
U.S. Government Agency Obligations	18.9
Corporate Debt Securities	13.2
Repurchase Agreement	7.5
Securities Lending Collateral	3.2
Foreign Government Obligations	1.2
Exchange-Traded Fund	1.2
Mortgage-Backed Securities	0.7
Asset-Backed Securities	0.5
Preferred Stocks	0.1
Municipal Government Obligation	0.0 *
Net Other Assets (Liabilities) ^	(7.5)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 39.4%
Aerospace & Defense - 0.6%
Airbus Group SE	2,514	$ 166,298
Arconic, Inc.	4,133	76,626
BAE Systems PLC	10,735	78,254
Boeing Co.	3,100	482,608
Bombardier, Inc., Class B (A) (B)	5,300	8,526
Elbit Systems, Ltd.	200	20,204
General Dynamics Corp.	1,300	224,458
Leonardo-Finmeccanica SpA (A)	2,100	29,489
Lockheed Martin Corp.	1,200	299,928
Northrop Grumman Corp.	1,000	232,580
Raytheon Co.	1,400	198,800
Rockwell Collins, Inc.	700	64,932
Rolls-Royce Holdings PLC (A)	6,828	56,211
Safran SA	1,448	104,288
Singapore Technologies Engineering, Ltd.	4,000	8,922
Textron, Inc.	400	19,424
Thales SA	600	58,188
United Technologies Corp.	3,700	405,594
Zodiac Aerospace	500	11,482

		2,546,812

Air Freight & Logistics - 0.2%
Bollore SA	8,800	31,032
CH Robinson Worldwide, Inc. (B)	600	43,956
Deutsche Post AG	3,560	117,051
Expeditors International of Washington, Inc.	900	47,664
FedEx Corp.	1,300	242,060
United Parcel Service, Inc., Class B	2,600	298,064
Yamato Holdings Co., Ltd.	1,600	32,534

		812,361

Airlines - 0.2%
American Airlines Group, Inc.	1,600	74,704
ANA Holdings, Inc.	15,000	40,402
Cathay Pacific Airways, Ltd. (B)	19,000	24,992
Delta Air Lines, Inc.	3,400	167,246
easyJet PLC	2,300	28,487
International Consolidated Airlines Group SA	4,800	25,916
Japan Airlines Co., Ltd.	1,000	29,219
Ryanair Holdings PLC, ADR (A)	70	5,828
Singapore Airlines, Ltd.	2,000	13,355
Southwest Airlines Co.	3,468	172,845
United Continental Holdings, Inc. (A)	2,000	145,760

		728,754

Auto Components - 0.2%
Aisin Seiki Co., Ltd.	900	39,042
Autoliv, Inc. (B)	300	33,945
BorgWarner, Inc.	1,000	39,440
Bridgestone Corp. (B)	2,800	100,956
Cie Generale des Etablissements Michelin, Class B	701	77,997
Continental AG	385	74,448
Delphi Automotive PLC, Class A	1,700	114,495
Denso Corp.	2,100	90,971
Koito Manufacturing Co., Ltd.	1,000	52,963
Magna International, Inc., Class A	2,200	95,527
NGK Spark Plug Co., Ltd.	1,000	22,229
NOK Corp.	600	12,146
Nokian Renkaat OYJ	350	13,050

	Shares	Value
COMMON STOCKS (continued)
Auto Components (continued)
Sumitomo Electric Industries, Ltd.	2,700	$ 38,961
Sumitomo Rubber Industries, Ltd. (B)	900	14,292
Toyoda Gosei Co., Ltd.	800	18,714
Toyota Industries Corp.	500	23,829
Valeo SA	1,200	68,982

		931,987

Automobiles - 0.7%
Bayerische Motoren Werke AG	1,182	110,426
Daimler AG	4,103	305,441
Ferrari NV	292	16,998
Fiat Chrysler Automobiles NV	6,026	54,964
Ford Motor Co.	12,800	155,264
Fuji Heavy Industries, Ltd.	3,000	122,490
General Motors Co.	5,963	207,751
Harley-Davidson, Inc.	700	40,838
Honda Motor Co., Ltd.	7,500	219,144
Isuzu Motors, Ltd.	2,500	31,679
Mazda Motor Corp.	2,200	35,991
Mitsubishi Motors Corp.	3,400	19,375
Nissan Motor Co., Ltd.	10,500	105,606
Peugeot SA (A)	2,690	43,876
Renault SA	805	71,612
Suzuki Motor Corp.	1,300	45,760
Tesla Motors, Inc. (A)	1,058	226,084
Toyota Motor Corp.	12,500	735,615
Volkswagen AG (B)	614	88,385
Yamaha Motor Co., Ltd. (B)	1,000	22,024

		2,659,323

Banks - 3.6%
Aozora Bank, Ltd. (B)	5,000	17,668
Australia & New Zealand Banking Group, Ltd.	12,841	281,893
Banco Bilbao Vizcaya Argentaria SA	27,863	188,123
Banco de Sabadell SA (B)	10,072	14,027
Banco Espirito Santo SA (A) (C) (D) (E)	8,203	—	(F)
Banco Popular Espanol SA (B)	10,763	10,401
Banco Santander SA, Class A	63,332	330,599
Bank Hapoalim BM	1,671	9,918
Bank Leumi Le-Israel BM (A)	5,397	22,179
Bank of America Corp.	45,600	1,007,760
Bank of East Asia, Ltd. (B)	8,000	30,640
Bank of Ireland (A)	139,800	34,436
Bank of Kyoto, Ltd. (B)	4,000	29,707
Bank of Montreal	2,699	194,125
Bank of Nova Scotia	5,200	289,541
Bankia SA (B)	48,100	49,164
Barclays PLC	64,908	178,743
BB&T Corp.	5,300	249,206
BNP Paribas SA	5,245	334,306
BOC Hong Kong Holdings, Ltd.	13,500	48,311
CaixaBank SA	22,838	75,487
Canadian Imperial Bank of Commerce, Class B	1,800	146,880
Chiba Bank, Ltd.	5,000	30,674
Chugoku Bank, Ltd.	1,500	21,536
CIT Group, Inc.	1,000	42,680
Citigroup, Inc.	12,911	767,301
Citizens Financial Group, Inc.	2,600	92,638
Commerzbank AG	5,282	40,288

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Banks (continued)
Commonwealth Bank of Australia	7,540	$ 448,413
Concordia Financial Group, Ltd.	6,900	33,214
Credit Agricole SA	4,350	53,941
Danske Bank A/S, Class R	3,242	98,327
DBS Group Holdings, Ltd.	8,000	95,791
DNB ASA	3,574	53,142
Erste Group Bank AG (A)	1,234	36,144
Fifth Third Bancorp	8,200	221,154
Fukuoka Financial Group, Inc., Class A	3,000	13,322
Hachijuni Bank, Ltd.	2,000	11,602
Hang Seng Bank, Ltd.	2,800	52,104
HSBC Holdings PLC	89,383	723,612
ING Groep NV	16,960	238,694
Intesa Sanpaolo SpA	58,880	150,364
Japan Post Bank Co., Ltd.	3,800	45,616
JPMorgan Chase & Co.	16,100	1,389,269
KBC Group NV	1,053	65,210
KeyCorp	4,700	85,869
Lloyds Banking Group PLC	249,033	191,848
M&T Bank Corp.	1,000	156,430
Mebuki Financial Group, Inc.	3,500	12,967
Mediobanca SpA	1,088	8,882
Mitsubishi UFJ Financial Group, Inc.	56,300	346,928
Mizrahi Tefahot Bank, Ltd.	1,100	16,065
Mizuho Financial Group, Inc.	105,000	188,483
National Australia Bank, Ltd., Class N	11,557	255,791
National Bank of Canada (B)	1,400	56,859
Natixis SA, Class A	7,161	40,404
Nordea Bank AB	13,099	145,647
Oversea-Chinese Banking Corp., Ltd.	14,000	86,234
PNC Financial Services Group, Inc.	1,900	222,224
Raiffeisen Bank International AG (A) (B)	832	15,221
Regions Financial Corp.	5,500	78,980
Resona Holdings, Inc. (B)	8,000	41,035
Royal Bank of Canada	6,600	446,685
Royal Bank of Scotland Group PLC (A)	25,443	70,425
Seven Bank, Ltd.	5,320	15,249
Shinsei Bank, Ltd., Class A	10,000	16,770
Shizuoka Bank, Ltd.	2,000	16,804
Skandinaviska Enskilda Banken AB, Class A	5,953	62,434
Societe Generale SA	3,782	186,098
Standard Chartered PLC (A)	14,639	119,721
Sumitomo Mitsui Financial Group, Inc.	6,200	236,595
Sumitomo Mitsui Trust Holdings, Inc.	1,400	50,107
SunTrust Banks, Inc.	4,600	252,310
Svenska Handelsbanken AB, A Shares	6,612	91,880
Swedbank AB, Class A	3,890	94,063
Toronto-Dominion Bank	8,400	414,291
UniCredit SpA, Class A (B)	18,466	53,144
United Overseas Bank, Ltd.	6,000	84,522
US Bancorp	6,900	354,453
Wells Fargo & Co.	21,400	1,179,354
Westpac Banking Corp.	14,817	348,582

		14,311,504

Beverages - 0.8%
Anheuser-Busch InBev SA	3,575	378,392
Asahi Group Holdings, Ltd.	1,400	44,201

	Shares	Value
COMMON STOCKS (continued)
Beverages (continued)
Brown-Forman Corp., Class B	1,200	$ 53,904
Carlsberg A/S, Class B	449	38,749
Coca-Cola Amatil, Ltd.	2,030	14,825
Coca-Cola Co.	18,900	783,594
Coca-Cola European Partners PLC	2,500	79,001
Coca-Cola HBC AG (A)	2,980	65,004
Constellation Brands, Inc., Class A	600	91,986
Diageo PLC	10,637	276,601
Dr. Pepper Snapple Group, Inc.	1,200	108,804
Heineken Holding NV, Class A	788	54,862
Heineken NV	712	53,409
Kirin Holdings Co., Ltd.	3,200	52,063
Monster Beverage Corp. (A)	4,500	199,530
PepsiCo, Inc.	6,600	690,558
Pernod Ricard SA	783	84,854
Remy Cointreau SA	600	51,172
Suntory Beverage & Food, Ltd.	900	37,386
Treasury Wine Estates, Ltd.	5,952	45,873

		3,204,768

Biotechnology - 0.9%
AbbVie, Inc., Class G	6,700	419,554
Actelion, Ltd. (A)	700	151,576
Alexion Pharmaceuticals, Inc. (A)	808	98,859
Alkermes PLC (A)	643	35,738
Amgen, Inc.	3,333	487,318
Biogen, Inc. (A)	1,000	283,580
BioMarin Pharmaceutical, Inc. (A)	1,100	91,124
Celgene Corp. (A)	3,800	439,850
CSL, Ltd.	1,863	134,994
Genmab A/S (A)	200	33,218
Gilead Sciences, Inc.	6,500	465,465
Grifols SA	1,788	35,535
Incyte Corp. (A)	1,300	130,351
Regeneron Pharmaceuticals, Inc., Class A (A)	400	146,836
Shire PLC	5,391	311,199
Vertex Pharmaceuticals, Inc. (A)	2,200	162,074

		3,427,271

Building Products - 0.2%
Asahi Glass Co., Ltd. (B)	4,400	29,967
Assa Abloy AB, B Shares	4,407	81,798
Cie de Saint-Gobain	1,980	92,239
Daikin Industries, Ltd.	1,000	91,850
Geberit AG	200	80,173
Johnson Controls International PLC	4,300	177,117
LIXIL Group Corp.	1,400	31,791
TOTO, Ltd.	1,500	59,358

		644,293

Capital Markets - 1.2%
3i Group PLC	5,900	51,189
Aberdeen Asset Management PLC	13,100	41,540
Ameriprise Financial, Inc.	1,000	110,940
ASX, Ltd.	1,449	52,012
Bank of New York Mellon Corp.	5,000	236,900
BlackRock, Inc., Class A	500	190,270
Brookfield Asset Management, Inc., Class A	3,800	125,379
Charles Schwab Corp.	8,600	339,442
CI Financial Corp.	2,400	51,605

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Capital Markets (continued)
CME Group, Inc., Class A	1,670	$ 192,634
Credit Suisse Group AG (A)	6,116	87,749
Daiwa Securities Group, Inc.	7,000	43,141
Deutsche Bank AG (A)	5,484	99,580
Deutsche Boerse AG	586	47,140
Franklin Resources, Inc.	3,400	134,572
Goldman Sachs Group, Inc.	1,700	407,065
Hargreaves Lansdown PLC	5,300	79,230
Hong Kong Exchanges & Clearing, Ltd.	5,200	122,850
IGM Financial, Inc., Class B (B)	1,800	51,212
Intercontinental Exchange, Inc.	3,200	180,544
Invesco, Ltd.	1,500	45,510
Japan Exchange Group, Inc.	2,400	34,293
Julius Baer Group, Ltd. (A)	1,158	51,435
London Stock Exchange Group PLC	1,500	53,868
Macquarie Group, Ltd.	1,200	75,444
Moody’s Corp.	1,000	94,270
Morgan Stanley	6,300	266,175
Nomura Holdings, Inc.	15,400	90,799
Northern Trust Corp.	2,500	222,625
Partners Group Holding AG (B)	200	93,735
S&P Global, Inc.	2,300	247,342
Schroders PLC, Series R	1,300	48,031
Singapore Exchange, Ltd.	4,000	19,777
State Street Corp.	1,900	147,668
T. Rowe Price Group, Inc.	1,500	112,890
TD Ameritrade Holding Corp.	2,000	87,200
Thomson Reuters Corp., Class B	1,600	70,023
UBS Group AG	16,124	252,556

		4,658,635

Chemicals - 1.1%
Agrium, Inc. (B)	400	40,207
Air Liquide SA, Class A	1,595	177,384
Air Products & Chemicals, Inc.	1,600	230,112
Air Water, Inc.	2,000	36,107
Akzo Nobel NV	1,323	82,710
Arkema SA	220	21,523
Asahi Kasei Corp.	5,000	43,615
BASF SE, Class R	3,931	365,424
Celanese Corp., Series A	800	62,992
CF Industries Holdings, Inc., Class B	1,000	31,480
Chr Hansen Holding A/S	500	27,688
Covestro AG (G)	600	41,167
Dow Chemical Co.	4,300	246,046
E.I. du Pont de Nemours & Co.	3,400	249,560
Eastman Chemical Co.	600	45,126
Ecolab, Inc.	2,100	246,162
EMS-Chemie Holding AG	200	101,640
Evonik Industries AG	1,400	41,824
FMC Corp., Class A	600	33,936
Frutarom Industries, Ltd.	200	10,208
Givaudan SA	57	104,451
Hitachi Chemical Co., Ltd.	700	17,507
Incitec Pivot, Ltd.	7,463	19,388
Israel Chemicals, Ltd.	3,656	14,926
Johnson Matthey PLC	1,133	44,431
JSR Corp.	600	9,461
K+S AG (B)	602	14,379

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
Kansai Paint Co., Ltd.	1,300	$ 23,948
Koninklijke DSM NV	1,052	63,077
Kuraray Co., Ltd.	2,000	30,049
LANXESS AG	1,000	65,633
Linde AG	812	133,427
LyondellBasell Industries NV, Class A	2,726	233,836
Mitsubishi Chemical Holdings Corp.	6,000	38,913
Mitsubishi Gas Chemical Co., Inc.	1,000	17,070
Mitsui Chemicals, Inc.	4,000	17,968
Monsanto Co.	1,900	199,899
Mosaic Co.	2,000	58,660
Nippon Paint Holdings Co., Ltd.	1,000	27,251
Nissan Chemical Industries, Ltd.	1,000	33,412
Nitto Denko Corp.	700	53,718
Novozymes A/S, Class B	1,430	49,303
Orica, Ltd.	841	10,730
Potash Corp. of Saskatchewan, Inc.	3,700	66,937
PPG Industries, Inc.	800	75,808
Praxair, Inc.	1,100	128,909
Sherwin-Williams Co.	600	161,244
Shin-Etsu Chemical Co., Ltd.	1,700	131,884
Solvay SA, Class A	297	34,812
Sumitomo Chemical Co., Ltd.	5,000	23,786
Syngenta AG	359	141,901
Taiyo Nippon Sanso Corp.	3,000	34,755
Teijin, Ltd.	800	16,216
Toray Industries, Inc.	5,000	40,479
Umicore SA	293	16,701
Yara International ASA	701	27,601

		4,317,381

Commercial Services & Supplies - 0.2%
Brambles, Ltd.	7,148	63,964
Dai Nippon Printing Co., Ltd.	3,000	29,647
Edenred	711	14,097
G4S PLC	15,300	44,311
Republic Services, Inc., Class A	1,400	79,870
Secom Co., Ltd.	800	58,510
Securitas AB, Class B	2,900	45,646
Societe BIC SA	200	27,190
Sohgo Security Services Co., Ltd.	600	23,076
Stericycle, Inc. (A)	600	46,224
Toppan Printing Co., Ltd.	2,000	19,097
Waste Management, Inc.	3,300	234,003

		685,635

Communications Equipment - 0.3%
Cisco Systems, Inc.	22,700	685,994
F5 Networks, Inc., Class B (A)	500	72,360
Juniper Networks, Inc.	1,800	50,868
Motorola Solutions, Inc.	2,213	183,436
Nokia OYJ	24,559	118,609
Telefonaktiebolaget LM Ericsson, Class B (B)	12,776	75,024

		1,186,291

Construction & Engineering - 0.2%
ACS Actividades de Construccion y Servicios SA	855	27,019
Bouygues SA, Class A	792	28,383
CIMIC Group, Ltd.	3,687	92,966
Ferrovial SA	2,900	51,880

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Construction & Engineering (continued)
Fluor Corp.	600	$ 31,512
JGC Corp.	1,300	23,625
Kajima Corp.	4,900	33,917
Obayashi Corp.	6,000	57,343
Shimizu Corp.	5,000	45,733
Skanska AB, Class B	2,057	48,566
SNC-Lavalin Group, Inc.	1,300	55,954
Taisei Corp.	5,200	36,394
Vinci SA	2,296	156,373

		689,665

Construction Materials - 0.1%
Boral, Ltd.	3,696	14,429
CRH PLC	4,121	142,958
Fletcher Building, Ltd.	3,130	23,049
HeidelbergCement AG	650	60,643
Imerys SA	600	45,519
James Hardie Industries PLC, CDI	4,700	74,517
LafargeHolcim, Ltd. (A)	1,394	73,444
Taiheiyo Cement Corp.	8,000	25,326

		459,885

Consumer Finance - 0.2%
Acom Co., Ltd. (A)	7,500	32,791
AEON Financial Service Co., Ltd.	1,000	17,771
American Express Co.	3,800	281,504
Capital One Financial Corp.	2,500	218,100
Credit Saison Co., Ltd.	600	10,663
Discover Financial Services	1,300	93,717
Navient Corp.	2,600	42,718
Synchrony Financial	4,543	164,775

		862,039

Containers & Packaging - 0.1%
Amcor, Ltd.	3,510	37,868
Ball Corp.	600	45,042
CCL Industries, Inc., Class B (B)	100	19,648
International Paper Co.	3,700	196,322
Toyo Seikan Group Holdings, Ltd.	1,600	29,871
WestRock Co.	1,400	71,078

		399,829

Distributors - 0.0% (H)
Genuine Parts Co.	600	57,324
Jardine Cycle & Carriage, Ltd.	180	5,125

		62,449

Diversified Consumer Services - 0.0% (H)
Benesse Holdings, Inc.	300	8,265

Diversified Financial Services - 0.4%
AMP, Ltd.	21,333	77,590
Berkshire Hathaway, Inc., Class B (A)	5,600	912,688
Challenger, Ltd.	4,200	34,068
Eurazeo SA	971	56,810
EXOR NV	1,400	60,393
First Pacific Co., Ltd.	46,000	32,152
Groupe Bruxelles Lambert SA	429	36,000
Industrivarden AB, Class C	2,000	37,275
Investor AB, Class B	1,891	70,674
Kinnevik AB, B Shares	999	23,937
L E Lundbergforetagen AB, B Shares	500	30,651

	Shares	Value
COMMON STOCKS (continued)
Diversified Financial Services (continued)
Mitsubishi UFJ Lease & Finance Co., Ltd.	6,120	$ 31,628
Onex Corp.	400	27,224
ORIX Corp.	5,460	85,211
Wendel SA	400	48,169

		1,564,470

Diversified Telecommunication Services - 1.0%
AT&T, Inc.	29,530	1,255,911
BCE, Inc.	1,149	49,660
Bezeq Israeli Telecommunication Corp., Ltd.	12,438	23,593
BT Group PLC, Class A	33,088	149,613
CenturyLink, Inc.	3,249	77,261
Deutsche Telekom AG	14,611	251,544
Elisa OYJ	564	18,363
HKT Trust & HKT, Ltd.	14,000	17,151
Iliad SA	123	23,649
Inmarsat PLC	4,216	39,046
Koninklijke KPN NV	27,789	82,315
Nippon Telegraph & Telephone Corp.	3,600	151,300
Orange SA	8,100	123,080
PCCW, Ltd.	8,000	4,333
Proximus SADP	842	24,250
SBA Communications Corp., Class A (A)	700	72,282
SFR Group SA (A)	600	16,946
Singapore Telecommunications, Ltd.	34,000	85,696
Spark New Zealand, Ltd.	6,787	16,078
Swisscom AG	129	57,780
TDC A/S, Class B (A)	2,394	12,291
Telecom Italia SpA (A) (B)	49,323	43,457
Telecom Italia SpA (A)	35,922	25,978
Telefonica Deutschland Holding AG (B)	12,000	51,411
Telefonica SA	20,872	193,784
Telenor ASA	3,562	53,211
Telia Co. AB	10,340	41,664
Telstra Corp., Ltd.	15,830	58,261
TELUS Corp. (C)	800	25,442
TPG Telecom, Ltd. (B)	4,800	23,624
Verizon Communications, Inc.	17,493	933,776

		4,002,750

Electric Utilities - 0.7%
American Electric Power Co., Inc.	3,600	226,656
AusNet Services	1,005	1,146
Cheung Kong Infrastructure Holdings, Ltd.	6,000	47,740
Chubu Electric Power Co., Inc. (B)	2,300	32,136
Chugoku Electric Power Co., Inc.	1,700	19,942
CLP Holdings, Ltd.	8,500	78,100
Contact Energy, Ltd.	4,565	14,778
Duke Energy Corp.	2,296	178,215
Edison International	2,100	151,179
EDP - Energias de Portugal SA	10,120	30,829
Electricite de France SA (B)	1,016	10,353
Endesa SA	2,000	42,369
Enel SpA	39,844	175,652
Entergy Corp., Class B	600	44,082
Eversource Energy	2,461	135,921
Exelon Corp.	3,078	109,238
FirstEnergy Corp.	1,066	33,014
Fortis, Inc.	1,300	40,143

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Electric Utilities (continued)
Fortum OYJ (B)	1,987	$ 30,475
HK Electric Investments & HK Electric Investments, Ltd. (B) (G)	19,000	15,681
Hokuriku Electric Power Co.	1,400	15,692
Hydro One, Ltd. (B) (G)	1,300	22,831
Iberdrola SA	20,045	131,540
Kansai Electric Power Co., Inc. (A)	2,700	29,524
Kyushu Electric Power Co., Inc.	3,500	37,972
NextEra Energy, Inc.	1,700	203,082
PG&E Corp.	3,100	188,387
Power Assets Holdings, Ltd.	5,000	44,071
PPL Corp.	2,900	98,745
Red Electrica Corp. SA	3,500	66,041
Southern Co.	3,100	152,489
SSE PLC, Class B	4,598	88,002
Terna Rete Elettrica Nazionale SpA	4,393	20,125
Tohoku Electric Power Co., Inc.	1,300	16,429
Tokyo Electric Power Co. Holdings, Inc. (A)	5,300	21,404
Xcel Energy, Inc.	4,800	195,360

		2,749,343

Electrical Equipment - 0.3%
ABB, Ltd. (A)	7,949	167,676
AMETEK, Inc., Class A	1,050	51,030
Eaton Corp. PLC	1,994	133,778
Emerson Electric Co.	2,700	150,525
Legrand SA	1,171	66,502
Mitsubishi Electric Corp.	8,000	111,538
Nidec Corp.	1,000	86,289
Osram Licht AG	351	18,409
Prysmian SpA	896	23,013
Rockwell Automation, Inc., Class B	500	67,200
Schneider Electric SE	2,582	179,683
Vestas Wind Systems A/S	1,000	64,991

		1,120,634

Electronic Equipment, Instruments & Components - 0.3%
Alps Electric Co., Ltd.	600	14,508
Amphenol Corp., Class A	1,200	80,640
Corning, Inc.	8,900	216,003
Hexagon AB, Class B (B)	1,472	52,591
Hirose Electric Co., Ltd.	300	37,193
Hitachi High-Technologies Corp.	500	20,171
Hitachi, Ltd.	19,500	105,446
Ingenico Group SA	400	31,946
Keyence Corp.	200	137,241
Kyocera Corp.	1,200	59,674
Murata Manufacturing Co., Ltd.	900	120,513
Nippon Electric Glass Co., Ltd.	1,500	8,111
Omron Corp.	600	23,025
TDK Corp.	500	34,396
TE Connectivity, Ltd.	3,400	235,552

		1,177,010

Energy Equipment & Services - 0.3%
Baker Hughes, Inc.	3,000	194,910
FMC Technologies, Inc. (A)	800	28,424
Halliburton Co.	3,900	210,951
National Oilwell Varco, Inc.	1,800	67,392
Petrofac, Ltd.	2,778	29,751

	Shares	Value
COMMON STOCKS (continued)
Energy Equipment & Services (continued)
Saipem SpA (A) (B)	56,538	$ 31,840
Schlumberger, Ltd.	7,429	623,665
Technip SA	931	66,455
Tenaris SA	1,818	32,476
Weatherford International PLC (A) (B)	5,900	29,441

		1,315,305

Equity Real Estate Investment Trusts - 0.9%
American Tower Corp., Class A	1,935	204,491
Ascendas Real Estate Investment Trust	8,000	12,540
AvalonBay Communities, Inc.	700	124,005
Boston Properties, Inc.	1,200	150,936
British Land Co. PLC	8,400	65,167
CapitaLand Commercial Trust	11,000	11,242
CapitaLand Mall Trust	7,000	9,112
Crown Castle International Corp.	1,500	130,155
Dexus Property Group	9,833	68,263
Digital Realty Trust, Inc.	500	49,130
Equinix, Inc.	500	178,705
Equity Residential	2,300	148,028
Essex Property Trust, Inc.	269	62,542
Federal Realty Investment Trust	500	71,055
Fonciere Des Regions	400	34,923
Gecina SA	205	28,366
General Growth Properties, Inc.	6,114	152,728
GPT Group	7,080	25,700
HCP, Inc.	3,100	92,132
Host Hotels & Resorts, Inc.	7,000	131,880
Japan Real Estate Investment Corp.	6	32,701
Japan Retail Fund Investment Corp., Class A	25	50,610
Kimco Realty Corp.	1,900	47,804
Klepierre	1,069	42,024
Land Securities Group PLC	4,245	55,768
Link REIT	10,500	68,244
Macerich Co., Class A	600	42,504
Mirvac Group	20,200	31,050
Nippon Building Fund, Inc. (B)	4	22,143
Prologis, Inc., Class A	3,000	158,370
Public Storage	1,000	223,500
RioCan Real Estate Investment Trust	2,800	55,535
Scentre Group	31,774	106,394
Simon Property Group, Inc.	1,413	251,048
SL Green Realty Corp.	700	75,285
Stockland	15,671	51,795
Suntec Real Estate Investment Trust	14,000	15,951
Unibail-Rodamco SE	369	88,076
Ventas, Inc.	2,200	137,544
VEREIT, Inc.	3,301	27,926
Vicinity Centres	12,502	26,976
Vornado Realty Trust, Class A	1,300	135,681
Westfield Corp.	7,948	53,801
Weyerhaeuser Co.	6,300	189,567

		3,741,397

Food & Staples Retailing - 0.8%
Aeon Co., Ltd.	2,200	31,172
Alimentation Couche-Tard, Inc., Class B	1,900	86,152
Carrefour SA	2,140	51,564
Casino Guichard Perrachon SA	508	24,379
Colruyt SA	532	26,323
Costco Wholesale Corp.	1,600	256,176

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Food & Staples Retailing (continued)
CVS Health Corp.	4,700	$ 370,877
Distribuidora Internacional de Alimentacion SA (B)	5,048	24,789
FamilyMart UNY Holdings Co., Ltd.	300	19,970
George Weston, Ltd., Class A	400	33,841
ICA Gruppen AB (B)	500	15,251
J. Sainsbury PLC	9,900	30,416
Jeronimo Martins SGPS SA	1,149	17,828
Koninklijke Ahold Delhaize NV	4,421	93,215
Kroger Co.	3,200	110,432
Lawson, Inc. (B)	500	35,123
Loblaw Cos., Ltd. (B)	1,809	95,445
METRO AG (B)	1,800	59,846
Metro, Inc.	1,000	29,911
Seven & i Holdings Co., Ltd.	3,200	121,922
Sysco Corp.	4,300	238,091
Tesco PLC (A)	29,088	74,152
Wal-Mart Stores, Inc.	7,900	546,048
Walgreens Boots Alliance, Inc.	3,700	306,212
Wesfarmers, Ltd.	4,891	148,737
Whole Foods Market, Inc.	1,800	55,368
WM Morrison Supermarkets PLC	23,879	67,891
Woolworths, Ltd.	5,314	92,420

		3,063,551

Food Products - 0.9%
Ajinomoto Co., Inc.	3,000	60,424
Archer-Daniels-Midland Co.	4,900	223,685
Aryzta AG (A)	600	26,426
Associated British Foods PLC	2,519	85,216
Bunge, Ltd.	600	43,344
Campbell Soup Co.	1,100	66,517
Chocoladefabriken Lindt & Spruengli AG	1	60,788
Conagra Brands, Inc.	1,500	59,325
Danone SA	2,555	161,909
General Mills, Inc.	2,700	166,779
Golden Agri-Resources, Ltd.	65,000	19,301
Hershey Co.	1,300	134,459
Hormel Foods Corp.	3,400	118,354
J.M. Smucker, Co.	500	64,030
Kellogg Co.	2,200	162,162
Kerry Group PLC, Class A	740	52,891
Kikkoman Corp.	1,000	32,000
Kraft Heinz Co.	2,033	177,522
Marine Harvest ASA (A)	1,700	30,652
Mead Johnson Nutrition Co., Class A	500	35,380
MEIJI Holdings Co., Ltd.	600	47,025
Mondelez International, Inc., Class A	6,100	270,413
Nestle SA	14,662	1,051,811
NH Foods, Ltd.	1,000	26,995
Nissin Foods Holdings Co., Ltd.	900	47,281
Orkla ASA	4,787	43,350
Saputo, Inc.	1,000	35,385
Tate & Lyle PLC	2,200	19,182
Toyo Suisan Kaisha, Ltd.	1,000	36,235
Tyson Foods, Inc., Class A	2,200	135,696
WH Group, Ltd. (G)	24,000	19,406
Wilmar International, Ltd.	8,000	19,832
Yakult Honsha Co., Ltd., Class A (B)	600	27,825
Yamazaki Baking Co., Ltd. (B)	2,500	48,299

		3,609,899

	Shares	Value
COMMON STOCKS (continued)
Gas Utilities - 0.1%
APA Group	8,533	$ 52,773
Enagas SA	700	17,776
Gas Natural SDG SA	2,960	55,805
Hong Kong & China Gas Co., Ltd.	27,626	48,950
Osaka Gas Co., Ltd.	7,000	26,928
Snam SpA	8,096	33,356
Toho Gas Co., Ltd. (B)	3,600	29,293
Tokyo Gas Co., Ltd.	9,000	40,728

		305,609

Health Care Equipment & Supplies - 0.7%
Abbott Laboratories	6,700	257,347
Baxter International, Inc.	2,000	88,680
Becton Dickinson and Co.	1,700	281,435
Boston Scientific Corp. (A)	6,000	129,780
Cochlear, Ltd.	300	26,531
Coloplast A/S, Class B (B)	750	50,580
CR Bard, Inc.	700	157,262
Danaher Corp.	2,100	163,464
DENTSPLY SIRONA, Inc.	2,100	121,233
Edwards Lifesciences Corp. (A)	800	74,960
Essilor International SA	964	108,934
Getinge AB, Class B (B)	903	14,481
Hoya Corp.	1,600	67,231
Intuitive Surgical, Inc. (A)	200	126,834
Medtronic PLC	5,712	406,866
Olympus Corp.	1,200	41,480
Smith & Nephew PLC	4,334	65,216
Sonova Holding AG	400	48,473
St. Jude Medical, Inc.	2,100	168,399
Stryker Corp.	2,400	287,544
Sysmex Corp.	600	34,755
Terumo Corp.	1,400	51,688
William Demant Holding A/S (A)	1,400	24,343
Zimmer Biomet Holdings, Inc., Class A	1,200	123,840

		2,921,356

Health Care Providers & Services - 0.8%
Aetna, Inc.	1,600	198,416
AmerisourceBergen Corp., Class A	1,000	78,190
Anthem, Inc.	1,600	230,032
Cardinal Health, Inc.	2,700	194,319
Cigna Corp.	1,300	173,407
DaVita, Inc. (A)	1,200	77,040
Express Scripts Holding Co. (A)	2,928	201,417
Fresenius Medical Care AG & Co. KGaA	1,268	107,382
Fresenius SE & Co. KGaA	1,644	128,511
HCA Holdings, Inc. (A)	1,939	143,525
Humana, Inc., Class A	1,300	265,239
Laboratory Corp. of America Holdings (A)	400	51,352
McKesson Corp.	1,000	140,450
Medipal Holdings Corp.	900	14,192
Miraca Holdings, Inc.	300	13,476
Quest Diagnostics, Inc.	1,900	174,610
Ramsay Health Care, Ltd.	922	45,444
Ryman Healthcare, Ltd.	1,600	9,015
Sonic Healthcare, Ltd.	3,610	55,750
Suzuken Co., Ltd.	700	22,879
UnitedHealth Group, Inc.	4,300	688,172

		3,012,818

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Health Care Technology - 0.0% (H)
Cerner Corp. (A)	3,100	$ 146,847
M3, Inc.	585	14,741

		161,588

Hotels, Restaurants & Leisure - 0.7%
Accor SA	1,274	47,514
Aristocrat Leisure, Ltd.	3,600	40,268
Carnival Corp.	3,800	197,828
Carnival PLC, Class A	3,300	167,760
Chipotle Mexican Grill, Inc., Class A (A) (B)	136	51,315
Compass Group PLC	7,340	135,778
Crown Resorts, Ltd.	5,758	48,118
Galaxy Entertainment Group, Ltd.	11,400	49,690
Genting Singapore PLC	36,000	22,498
Hilton Worldwide Holdings, Inc.	2,700	73,440
Las Vegas Sands Corp.	2,900	154,889
Marriott International, Inc., Class A	2,780	229,850
McDonald’s Corp.	4,300	523,396
McDonald’s Holdings Co., Japan, Ltd. (B)	400	10,473
MGM China Holdings, Ltd.	10,000	20,736
Oriental Land Co., Ltd.	800	45,218
Paddy Power Betfair PLC	368	39,319
Restaurant Brands International, Inc.	500	23,815
Sands China, Ltd.	10,000	43,459
Shangri-La Asia, Ltd.	8,000	8,439
SJM Holdings, Ltd.	20,000	15,681
Sodexo SA	250	28,737
Starbucks Corp.	6,700	371,984
Tatts Group, Ltd.	8,000	25,864
TUI AG	2,800	40,132
Whitbread PLC	1,300	60,496
Wynn Macau, Ltd. (B)	9,161	14,578
Wynn Resorts, Ltd. (B)	625	54,069
Yum! Brands, Inc.	1,700	107,661

		2,653,005

Household Durables - 0.2%
Electrolux AB, Series B	977	24,268
Garmin, Ltd. (B)	800	38,792
Husqvarna AB, Class B	4,500	34,995
Iida Group Holdings Co., Ltd.	1,600	30,350
Newell Brands, Inc.	1,700	75,905
Nikon Corp.	1,200	18,656
Panasonic Corp.	9,500	96,687
Rinnai Corp.	200	16,137
Sekisui Chemical Co., Ltd.	3,000	47,846
Sekisui House, Ltd.	3,000	49,938
Sony Corp.	5,800	162,524
Techtronic Industries Co., Ltd.	5,000	17,925

		614,023

Household Products - 0.5%
Church & Dwight Co., Inc.	1,800	79,542
Clorox Co.	600	72,012
Colgate-Palmolive Co.	3,400	222,496
Henkel AG & Co. KGaA	564	58,764
Kimberly-Clark Corp.	1,400	159,768
Procter & Gamble Co.	11,600	975,328
Reckitt Benckiser Group PLC, Class A	2,937	249,243
Svenska Cellulosa AB SCA, Class B	2,423	68,430
Unicharm Corp.	1,500	32,823

		1,918,406

	Shares	Value
COMMON STOCKS (continued)
Independent Power & Renewable Electricity Producers - 0.0% (H)
AES Corp.	3,000	$ 34,860
Calpine Corp. (A)	6,500	74,295
Electric Power Development Co., Ltd.	500	11,508
Meridian Energy, Ltd.	7,600	13,727

		134,390

Industrial Conglomerates - 0.8%
3M Co.	2,400	428,568
CK Hutchison Holdings, Ltd.	12,156	137,793
DCC PLC	500	37,218
General Electric Co.	42,205	1,333,678
Honeywell International, Inc.	3,300	382,305
Jardine Matheson Holdings, Ltd.	1,100	60,775
Keppel Corp., Ltd.	5,200	20,791
Koninklijke Philips NV	3,632	110,874
NWS Holdings, Ltd.	12,000	19,560
Roper Technologies, Inc.	400	73,232
Seibu Holdings, Inc.	1,300	23,314
Sembcorp Industries, Ltd.	8,000	15,744
Siemens AG, Class A	3,519	432,659
Smiths Group PLC	3,680	64,219
Toshiba Corp. (A)	15,000	36,334

		3,177,064

Insurance - 1.6%
Aflac, Inc.	1,200	83,520
Ageas	901	35,671
AIA Group, Ltd.	54,600	308,047
Allianz SE, Class A	1,904	314,667
Allstate Corp.	1,200	88,944
American International Group, Inc.	5,920	386,635
Aon PLC	2,300	256,519
Arch Capital Group, Ltd. (A)	300	25,887
Assicurazioni Generali SpA	4,281	63,630
Aviva PLC	17,697	106,083
Chubb, Ltd.	1,821	240,590
CNP Assurances	3,701	68,567
Dai-ichi Life Holdings, Inc.	4,700	78,256
Direct Line Insurance Group PLC	8,500	38,696
Everest RE Group, Ltd.	100	21,640
Fairfax Financial Holdings, Ltd.	100	48,300
Gjensidige Forsikring ASA, Class A	1,640	26,019
Great-West Lifeco, Inc.	2,700	70,725
Hannover Rueck SE	1,000	108,212
Hartford Financial Services Group, Inc.	1,800	85,770
Insurance Australia Group, Ltd.	7,001	30,263
Intact Financial Corp.	700	50,102
Japan Post Holdings Co., Ltd.	2,100	26,215
Legal & General Group PLC	25,762	78,611
Lincoln National Corp.	400	26,508
Loews Corp.	2,700	126,441
Manulife Financial Corp.	7,900	140,684
Mapfre SA (B)	14,080	42,982
Marsh & McLennan Cos., Inc.	3,900	263,601
Medibank Pvt, Ltd.	15,900	32,357
MetLife, Inc.	4,000	215,560
MS&AD Insurance Group Holdings, Inc.	2,100	65,116
Muenchener Rueckversicherungs-Gesellschaft AG	631	119,328

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
NN Group NV	2,600	$ 88,114
Old Mutual PLC	21,089	53,877
Poste Italiane SpA (G)	3,200	21,238
Power Corp. of Canada	2,000	44,762
Power Financial Corp. (B)	3,100	77,486
Principal Financial Group, Inc.	1,400	81,004
Progressive Corp.	5,200	184,600
Prudential Financial, Inc.	2,000	208,120
Prudential PLC	11,309	226,828
QBE Insurance Group, Ltd.	5,037	45,146
RenaissanceRe Holdings, Ltd.	200	27,244
RSA Insurance Group PLC	13,480	97,351
Sampo Oyj, Class A	2,111	94,641
SCOR SE	1,574	54,395
Sompo Holdings, Inc.	1,700	57,600
Sony Financial Holdings, Inc.	2,620	40,889
Standard Life PLC	14,442	66,210
Sun Life Financial, Inc. (B)	2,500	95,986
Suncorp Group, Ltd.	5,451	53,184
Swiss Life Holding AG (A)	300	84,906
Swiss Re AG	1,463	138,642
T&D Holdings, Inc.	2,450	32,398
Tokio Marine Holdings, Inc.	3,100	127,209
Travelers Cos., Inc.	1,600	195,872
Tryg A/S	1,460	26,399
UnipolSai SpA (B)	13,078	27,946
Willis Towers Watson PLC	1,477	180,608
XL Group, Ltd.	2,500	93,150
Zurich Insurance Group AG (A)	709	195,231

		6,395,182

Internet & Direct Marketing Retail - 0.5%
Amazon.com, Inc. (A)	1,800	1,349,766
Liberty Interactive Corp QVC Group, Series A (A)	2,000	39,960
Netflix, Inc. (A)	1,400	173,320
Priceline Group, Inc. (A)	200	293,212
Rakuten, Inc. (A)	4,123	40,410

		1,896,668

Internet Software & Services - 0.9%
Alphabet, Inc., Class A (A)	1,300	1,030,185
Alphabet, Inc., Class C (A)	1,403	1,082,864
eBay, Inc. (A)	4,200	124,698
Facebook, Inc., Class A (A)	10,245	1,178,687
Twitter, Inc. (A)	4,828	78,696
Yahoo Japan Corp.	13,464	51,725
Yahoo!, Inc. (A)	4,200	162,414

		3,709,269

IT Services - 1.0%
Accenture PLC, Class A	2,300	269,399
Amadeus IT Group SA, Class A	2,207	100,293
Atos SE	313	33,030
Automatic Data Processing, Inc.	2,100	215,838
Capgemini SA	792	66,821
CGI Group, Inc., Class A (A)	1,300	62,393
Cognizant Technology Solutions Corp., Class A (A)	3,200	179,296
Computershare, Ltd.	3,870	34,798

	Shares	Value
COMMON STOCKS (continued)
IT Services (continued)
Fidelity National Information Services, Inc.	1,100	$ 83,204
Fiserv, Inc. (A)	1,000	106,280
FleetCor Technologies, Inc. (A)	400	56,608
Fujitsu, Ltd.	7,000	38,901
International Business Machines Corp.	4,600	763,554
MasterCard, Inc., Class A	4,000	413,000
Nomura Research Institute, Ltd.	1,760	53,609
NTT Data Corp.	1,211	58,543
Paychex, Inc.	3,700	225,256
PayPal Holdings, Inc. (A)	4,200	165,774
Visa, Inc., Class A	8,800	686,576
Western Union Co. (B)	2,100	45,612
Worldpay Group PLC (G)	12,500	41,578
Xerox Corp.	4,800	41,904

		3,742,267

Leisure Products - 0.1%
Bandai Namco Holdings, Inc.	1,400	38,631
Mattel, Inc.	2,600	71,630
Sankyo Co., Ltd.	300	9,690
Sega Sammy Holdings, Inc.	2,200	32,734
Shimano, Inc.	300	47,076
Yamaha Corp.	700	21,382

		221,143

Life Sciences Tools & Services - 0.2%
Agilent Technologies, Inc.	2,800	127,568
Eurofins Scientific SE	100	42,632
Illumina, Inc. (A)	700	89,628
Lonza Group AG (A)	500	86,566
QIAGEN NV (A) (B)	1,900	53,361
Thermo Fisher Scientific, Inc.	1,500	211,650

		611,405

Machinery - 0.8%
Alstom SA (A)	1,929	53,150
Amada Holdings Co., Ltd.	3,000	33,497
Andritz AG	400	20,082
Atlas Copco AB, A Shares	3,127	95,245
Atlas Copco AB, B Shares	1,598	43,604
Caterpillar, Inc.	2,300	213,302
CNH Industrial NV (B)	3,146	27,371
Cummins, Inc.	1,300	177,671
Deere & Co.	1,600	164,864
Dover Corp.	1,300	97,409
FANUC Corp.	900	152,586
Fortive Corp.	1,050	56,312
GEA Group AG	1,022	41,128
Hino Motors, Ltd.	2,000	20,364
Hitachi Construction Machinery Co., Ltd.	200	4,331
Hoshizaki Corp.	300	23,743
IHI Corp. (A)	5,000	13,005
Illinois Tool Works, Inc., Class A	1,800	220,428
Ingersoll-Rand PLC	2,700	202,608
JTEKT Corp.	1,200	19,200
Kawasaki Heavy Industries, Ltd.	7,000	21,981
Komatsu, Ltd.	4,000	90,610
Kone OYJ, Class B (B)	1,488	66,679
Kubota Corp.	5,000	71,380
Kurita Water Industries, Ltd.	500	11,012

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Machinery (continued)
Makita Corp.	300	$ 20,098
MAN SE	621	61,663
Metso OYJ (B)	1,055	30,096
Mitsubishi Heavy Industries, Ltd.	15,000	68,355
Nabtesco Corp.	600	13,959
NGK Insulators, Ltd.	1,400	27,156
NSK, Ltd.	2,000	23,170
PACCAR, Inc.	2,800	178,920
Parker-Hannifin Corp.	1,400	196,000
Pentair PLC	263	14,746
Sandvik AB	3,623	44,817
Schindler Holding AG	200	34,941
SKF AB, Class B	2,461	45,273
SMC Corp.	300	71,628
Stanley Black & Decker, Inc.	1,700	194,973
Sumitomo Heavy Industries, Ltd.	4,000	25,771
THK Co., Ltd.	1,000	22,126
Volvo AB, Class B	7,096	82,872
Wartsila OYJ Abp (B)	587	26,372
Weir Group PLC	2,900	67,548
Yangzijiang Shipbuilding Holdings, Ltd.	30,000	16,884

		3,208,930

Marine - 0.0% (H)
AP Moller - Maersk A/S, Class A	5	7,554
AP Moller - Maersk A/S, Class B	30	47,873
Keuhne & Nagel International AG	443	58,556
Mitsui O.S.K. Lines, Ltd.	7,000	19,405
Nippon Yusen KK	11,000	20,424

		153,812

Media - 1.1%
Altice NV, Class A (A)	1,200	23,786
Altice NV, Class B (A)	400	7,971
Axel Springer SE	700	33,991
CBS Corp., Class B	1,500	95,430
Charter Communications, Inc., Class A (A)	863	248,475
Comcast Corp., Class A	10,400	718,120
Dentsu, Inc. (B)	1,300	61,176
Discovery Communications, Inc., Class C (A)	2,000	53,560
Discovery Communications, Inc., Series A (A) (B)	2,000	54,820
DISH Network Corp., Class A (A)	3,200	185,376
Eutelsat Communications SA	1,278	24,747
ITV PLC	17,100	43,497
JCDecaux SA	1,315	38,662
Lagardere SCA	1,800	50,012
Liberty Global PLC, Class A (A)	2,200	67,298
Liberty Global PLC, Series C (A)	2,200	65,340
Liberty Global PLC LiLAC, Class C (A)	274	5,801
Liberty Media Corp. - Liberty SiriusXM, Class A (A)	600	20,712
Liberty Media Corp. - Liberty SiriusXM, Class C (A)	1,200	40,704
News Corp., Class A	1,524	17,465
Omnicom Group, Inc.	2,300	195,753
Pearson PLC	7,530	75,956
Publicis Groupe SA	701	48,370
RTL Group SA (A)	800	58,721
Schibsted ASA, B Shares	600	12,715
Scripps Networks Interactive, Inc., Class A	900	64,233
SES SA	1,972	43,437

	Shares	Value
COMMON STOCKS (continued)
Media (continued)
Shaw Communications, Inc., Class B	2,200	$ 44,142
Singapore Press Holdings, Ltd. (B)	7,000	17,063
Sirius XM Holdings, Inc. (B)	37,874	168,539
Sky PLC	4,495	54,898
Telenet Group Holding NV (A)	200	11,099
Time Warner, Inc.	3,500	337,855
Toho Co., Ltd.	1,100	31,106
Twenty-First Century Fox, Inc., Class A	6,100	171,044
Twenty-First Century Fox, Inc., Class B	5,900	160,775
Viacom, Inc., Class B	3,700	129,870
Vivendi SA	5,666	107,686
Walt Disney Co.	7,200	750,384
WPP PLC, Class A	5,810	130,030

		4,470,619

Metals & Mining - 0.6%
Agnico Eagle Mines, Ltd.	1,300	54,657
Anglo American PLC (A)	4,851	69,349
Antofagasta PLC, Class A	5,815	48,373
ArcelorMittal (A)	4,057	29,963
Barrick Gold Corp.	4,200	67,224
BHP Billiton PLC	7,679	123,642
BHP Billiton, Ltd.	13,601	245,968
Boliden AB	1,192	31,126
Eldorado Gold Corp., Class A (A)	5,200	16,731
First Quantum Minerals, Ltd.	3,948	39,255
Fortescue Metals Group, Ltd.	24,092	102,403
Franco-Nevada Corp.	1,100	65,771
Freeport-McMoRan, Inc. (A)	12,500	164,875
Fresnillo PLC	4,101	61,710
Glencore PLC (A)	56,702	193,811
Goldcorp, Inc.	2,900	39,483
Hitachi Metals, Ltd.	1,400	18,974
JFE Holdings, Inc.	2,100	31,983
Kinross Gold Corp. (A)	6,433	20,075
Kobe Steel, Ltd. (A)	900	8,601
Mitsubishi Materials Corp.	400	12,287
Newcrest Mining, Ltd.	3,252	47,523
Newmont Mining Corp.	6,400	218,048
Nippon Steel & Sumitomo Metal Corp.	3,100	69,148
Norsk Hydro ASA	5,754	27,519
Nucor Corp.	1,000	59,520
Randgold Resources, Ltd.	700	55,341
Rio Tinto PLC	4,842	188,477
Rio Tinto, Ltd.	1,626	70,287
Silver Wheaton Corp.	1,500	28,980
South32, Ltd.	21,280	42,231
Sumitomo Metal Mining Co., Ltd.	2,000	25,788
Teck Resources, Ltd., Class B (B)	2,100	42,027
thyssenkrupp AG	2,686	64,013
Turquoise Hill Resources, Ltd. (A)	16,445	52,790
voestalpine AG	563	22,100
Yamana Gold, Inc. (B)	3,200	8,985

		2,469,038

Mortgage Real Estate Investment Trusts - 0.0% (H)
AGNC Investment Corp. (B)	1,500	27,195
Annaly Capital Management, Inc.	7,800	77,766

		104,961

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Multi-Utilities - 0.4%
AGL Energy, Ltd.	3,330	$ 53,084
Ameren Corp.	1,100	57,706
Canadian Utilities, Ltd., Class A	600	16,172
CenterPoint Energy, Inc.	1,900	46,816
Centrica PLC	21,915	63,226
CMS Energy Corp.	3,100	129,022
Consolidated Edison, Inc.	1,600	117,888
Dominion Resources, Inc.	2,400	183,816
DTE Energy Co.	700	68,957
E.ON SE	8,854	62,445
Engie SA	5,410	69,021
Innogy SE (A) (G)	1,100	38,223
National Grid PLC, Class B	16,593	194,595
Public Service Enterprise Group, Inc.	2,800	122,864
RWE AG (A)	1,736	21,591
SCANA Corp.	1,500	109,920
Sempra Energy	1,090	109,697
Suez	1,600	23,605
Veolia Environnement SA	2,882	49,071
WEC Energy Group, Inc.	2,600	152,490

		1,690,209

Multiline Retail - 0.2%
Canadian Tire Corp., Ltd., Class A	800	82,982
Dollar General Corp.	2,500	185,175
Dollar Tree, Inc. (A)	973	75,096
Don Quijote Holdings Co., Ltd.	800	29,604
Isetan Mitsukoshi Holdings, Ltd.	1,200	12,937
Kohl’s Corp.	800	39,504
Macy’s, Inc.	3,200	114,592
Marks & Spencer Group PLC	13,300	57,368
Next PLC	1,400	85,975
Nordstrom, Inc.	700	33,551
Ryohin Keikaku Co., Ltd.	95	18,622
Target Corp.	2,300	166,129

		901,535

Oil, Gas & Consumable Fuels - 2.5%
Anadarko Petroleum Corp., Class A	1,800	125,514
Apache Corp.	3,400	215,798
ARC Resources, Ltd.	3,200	55,079
BP PLC	80,568	505,992
Caltex Australia, Ltd.	1,100	24,180
Cameco Corp., Class A (B)	2,400	25,097
Canadian Natural Resources, Ltd. (B)	4,700	149,788
Cenovus Energy, Inc.	2,700	40,822
Chevron Corp.	8,300	976,910
Concho Resources, Inc. (A)	1,401	185,773
ConocoPhillips	5,300	265,742
Continental Resources, Inc., Class B (A)	2,964	152,764
Crescent Point Energy Corp.	4,600	62,526
Devon Energy Corp., Class A	2,000	91,340
Enbridge, Inc. (B)	4,200	176,740
EnCana Corp.	3,100	36,388
Eni SpA, Class B	10,808	176,003
EOG Resources, Inc.	2,200	222,420
EQT Corp.	600	39,240
Exxon Mobil Corp.	19,815	1,788,502
Galp Energia SGPS SA, Class B	2,135	31,891

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Hess Corp.	1,400	$ 87,206
Husky Energy, Inc. (A)	2,757	33,450
Idemitsu Kosan Co., Ltd.	400	10,627
Imperial Oil, Ltd.	1,300	45,226
Inpex Corp.	3,200	32,062
Inter Pipeline, Ltd. (B)	2,000	44,151
JX Holdings, Inc.	8,000	33,862
Keyera Corp.	600	18,081
Kinder Morgan, Inc.	8,156	168,911
Koninklijke Vopak NV	738	34,861
Lundin Petroleum AB (A)	1,096	23,831
Marathon Oil Corp.	1,600	27,696
Marathon Petroleum Corp.	2,000	100,700
Murphy Oil Corp.	700	21,791
Neste OYJ	697	26,780
Noble Energy, Inc.	2,600	98,956
Occidental Petroleum Corp.	2,900	206,567
Oil Search, Ltd.	8,200	42,429
OMV AG	597	21,090
ONEOK, Inc.	2,500	143,525
Origin Energy, Ltd.	8,100	38,521
Pembina Pipeline Corp. (B)	1,000	31,252
Phillips 66	2,500	216,025
Pioneer Natural Resources Co.	1,200	216,084
PrairieSky Royalty, Ltd. (B)	94	2,236
Range Resources Corp.	600	20,616
Repsol SA, Class A	5,028	71,028
Royal Dutch Shell PLC, Class A	19,681	543,915
Royal Dutch Shell PLC, Class B	17,628	511,400
Santos, Ltd.	9,852	28,581
Seven Generations Energy, Ltd., Class A (A)	1,500	34,979
Showa Shell Sekiyu KK	200	1,860
Southwestern Energy Co. (A)	1,200	12,984
Spectra Energy Corp.	4,600	189,014
Statoil ASA	5,635	103,364
Suncor Energy, Inc.	7,600	248,494
TonenGeneral Sekiyu KK	3,000	31,623
TOTAL SA	10,076	516,749
Tourmaline Oil Corp. (A)	1,724	46,109
TransCanada Corp. (B)	4,000	180,360
Valero Energy Corp.	1,600	109,312
Vermilion Energy, Inc. (B)	500	21,037
Williams Cos., Inc.	3,000	93,420
Woodside Petroleum, Ltd.	3,250	73,081

		9,912,355

Paper & Forest Products - 0.0% (H)
Mondi PLC	2,100	43,117
OJI Holdings Corp.	3,000	12,218
Stora Enso OYJ, Class R	2,963	31,845
UPM-Kymmene OYJ	2,488	61,127

		148,307

Personal Products - 0.3%
Beiersdorf AG	486	41,234
Coty, Inc., Class A	2,253	41,253
Estee Lauder Cos., Inc., Class A	1,900	145,331
Kao Corp.	2,200	104,301
Kose Corp.	300	24,924

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Personal Products (continued)
L’Oreal SA	1,086	$ 198,227
Shiseido Co., Ltd.	1,600	40,501
Unilever NV, CVA	6,902	284,186
Unilever PLC	5,838	236,887

		1,116,844

Pharmaceuticals - 2.2%
Allergan PLC (A)	2,068	434,301
Astellas Pharma, Inc.	9,500	131,964
AstraZeneca PLC	5,530	302,423
Bayer AG	3,529	368,248
Bristol-Myers Squibb Co.	7,300	426,612
Chugai Pharmaceutical Co., Ltd. (B)	700	20,094
Daiichi Sankyo Co., Ltd.	2,400	49,109
Eisai Co., Ltd.	900	51,655
Eli Lilly & Co.	3,800	279,490
GlaxoSmithKline PLC	21,269	409,430
Hisamitsu Pharmaceutical Co., Inc.	300	15,016
Johnson & Johnson	12,294	1,416,392
Kyowa Hakko Kirin Co., Ltd.	3,300	45,628
Merck & Co., Inc.	12,900	759,423
Merck KGaA	642	67,006
Mitsubishi Tanabe Pharma Corp.	2,000	39,239
Mylan NV (A)	1,800	68,670
Novartis AG	9,728	707,890
Novo Nordisk A/S, Class B	8,630	311,230
Ono Pharmaceutical Co., Ltd.	2,000	43,731
Orion OYJ, Class B	552	24,573
Otsuka Holdings Co., Ltd.	1,800	78,438
Perrigo Co. PLC	588	48,939
Pfizer, Inc.	27,000	876,960
Roche Holding AG	3,125	713,812
Sanofi	5,364	434,209
Santen Pharmaceutical Co., Ltd.	2,500	30,588
Shionogi & Co., Ltd.	1,400	67,068
Sumitomo Dainippon Pharma Co., Ltd. (B)	2,000	34,396
Taisho Pharmaceutical Holdings Co., Ltd.	201	16,682
Takeda Pharmaceutical Co., Ltd.	3,300	136,518
Teva Pharmaceutical Industries, Ltd., ADR	4,198	152,178
UCB SA	705	45,202
Valeant Pharmaceuticals International, Inc. (A)	1,400	20,302
Zoetis, Inc., Class A	2,080	111,342

		8,738,758

Professional Services - 0.2%
Adecco Group AG	1,094	71,605
Bureau Veritas SA	2,084	40,386
Capita PLC	4,652	30,443
Experian PLC	3,140	60,910
Intertek Group PLC	1,100	47,190
Nielsen Holdings PLC	2,790	117,040
Randstad Holding NV	1,500	81,365
Recruit Holdings Co., Ltd.	1,700	68,218
RELX NV	5,546	93,350
RELX PLC	6,093	108,806
SGS SA	28	56,973
Verisk Analytics, Inc., Class A (A)	800	64,936
Wolters Kluwer NV	700	25,362

		866,584

	Shares	Value
COMMON STOCKS (continued)
Real Estate Management & Development - 0.3%
Aeon Mall Co., Ltd., Class A	600	$ 8,440
Azrieli Group, Ltd.	200	8,680
CapitaLand, Ltd. (B)	11,000	22,940
Cheung Kong Property Holdings, Ltd.	12,156	74,540
City Developments, Ltd.	2,362	13,505
Daito Trust Construction Co., Ltd.	300	45,125
Daiwa House Industry Co., Ltd.	3,000	82,036
Deutsche Wohnen AG	1,600	50,258
Global Logistic Properties, Ltd., Class L	13,000	19,749
Hang Lung Properties, Ltd.	13,000	27,561
Henderson Land Development Co., Ltd.	3,532	18,788
Hongkong Land Holdings, Ltd.	5,000	31,650
Hulic Co., Ltd.	5,300	47,116
Hysan Development Co., Ltd.	4,389	18,140
Kerry Properties, Ltd.	6,000	16,287
LendLease Group	4,700	49,587
Mitsubishi Estate Co., Ltd.	5,200	103,555
Mitsui Fudosan Co., Ltd.	4,200	97,206
New World Development Co., Ltd.	24,000	25,379
Nomura Real Estate Holdings, Inc.	700	11,907
Sino Land Co., Ltd.	15,200	22,777
Sumitomo Realty & Development Co., Ltd.	1,900	50,493
Sun Hung Kai Properties, Ltd.	7,000	88,465
Swire Pacific, Ltd., Class A	2,500	23,873
Swire Properties, Ltd.	8,000	22,078
Tokyu Fudosan Holdings Corp.	4,000	23,615
UOL Group, Ltd.	4,000	16,545
Vonovia SE	2,080	67,667
Wharf Holdings, Ltd.	6,000	39,887
Wheelock & Co., Ltd.	4,000	22,516

		1,150,365

Road & Rail - 0.4%
Canadian National Railway Co. (B)	3,600	242,279
Canadian Pacific Railway, Ltd.	700	99,871
Central Japan Railway Co.	618	101,683
ComfortDelGro Corp., Ltd.	7,000	11,939
CSX Corp.	4,400	158,092
DSV A/S	915	40,707
East Japan Railway Co.	1,400	120,984
Hankyu Hanshin Holdings, Inc.	1,100	35,294
Kansas City Southern	500	42,425
Keikyu Corp.	3,000	34,781
Keio Corp.	5,000	41,112
Keisei Electric Railway Co., Ltd.	800	19,419
Kintetsu Group Holdings Co., Ltd.	7,000	26,712
MTR Corp., Ltd.	4,000	19,447
Nippon Express Co., Ltd.	7,000	37,673
Norfolk Southern Corp.	800	86,456
Odakyu Electric Railway Co., Ltd.	1,000	19,791
Tobu Railway Co., Ltd.	4,000	19,850
Tokyu Corp.	3,000	22,049
Union Pacific Corp.	3,400	352,512
West Japan Railway Co.	720	44,189

		1,577,265

Semiconductors & Semiconductor Equipment - 1.0%
Analog Devices, Inc., Class A	3,100	225,122
Applied Materials, Inc., Class A	9,700	313,019

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
ASM Pacific Technology, Ltd.	1,178	$ 12,479
ASML Holding NV	1,528	171,541
Broadcom, Ltd.	1,750	309,347
Infineon Technologies AG	7,649	132,934
Intel Corp.	21,300	772,551
KLA-Tencor Corp.	700	55,076
Marvell Technology Group, Ltd.	2,500	34,675
Maxim Integrated Products, Inc., Class A	1,300	50,141
Micron Technology, Inc. (A)	4,600	100,832
NVIDIA Corp.	4,100	437,634
NXP Semiconductors NV (A)	1,500	147,015
QUALCOMM, Inc.	7,300	475,960
Rohm Co., Ltd.	900	51,825
Skyworks Solutions, Inc.	1,300	97,058
STMicroelectronics NV, Class B (B)	4,800	54,443
Texas Instruments, Inc.	4,200	306,474
Tokyo Electron, Ltd.	600	56,702
Xilinx, Inc.	1,100	66,407

		3,871,235

Software - 1.3%
Activision Blizzard, Inc.	3,600	129,996
Adobe Systems, Inc. (A)	2,100	216,195
Autodesk, Inc. (A)	900	66,609
CA, Inc.	1,500	47,655
Citrix Systems, Inc. (A)	1,300	116,103
Constellation Software, Inc.	100	45,442
Dassault Systemes SE	484	36,881
Dell Technologies, Inc., Class V (A)	824	45,295
Electronic Arts, Inc. (A)	1,100	86,636
Gemalto NV	600	34,687
Intuit, Inc.	2,300	263,603
Konami Holdings Corp.	1,200	48,462
LINE Corp. (A) (B)	800	27,448
Microsoft Corp.	33,800	2,100,332
Nexon Co., Ltd.	2,400	34,786
Nice, Ltd.	271	18,594
Nintendo Co., Ltd.	500	104,984
Open Text Corp.	600	37,055
Oracle Corp.	700	35,277
Oracle Corp.	14,433	554,949
Red Hat, Inc. (A)	600	41,820
Sage Group PLC	7,890	63,690
salesforce.com, Inc. (A)	3,600	246,456
SAP SE	4,435	386,599
Symantec Corp.	6,900	164,841
Trend Micro, Inc. (A)	400	14,220
VMware, Inc., Class A (A) (B)	2,623	206,509
Workday, Inc., Class A (A) (B)	900	59,481

		5,234,605

Specialty Retail - 0.8%
ABC-Mart, Inc.	400	22,657
AutoZone, Inc. (A)	300	236,937
Bed Bath & Beyond, Inc.	1,800	73,152
Fast Retailing Co., Ltd.	200	71,581
Gap, Inc., Class A	4,000	89,760
Hennes & Mauritz AB, Class B	3,974	110,532
Home Depot, Inc.	6,500	871,520

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail (continued)
Industria de Diseno Textil SA	4,660	$ 159,080
Kingfisher PLC	10,833	46,767
L Brands, Inc.	2,400	158,016
Lowe’s Cos., Inc.	4,500	320,040
Nitori Holdings Co., Ltd.	450	51,440
O’Reilly Automotive, Inc. (A)	400	111,364
Ross Stores, Inc.	4,200	275,520
Shimamura Co., Ltd.	300	37,450
Staples, Inc.	2,500	22,625
Tiffany & Co. (B)	500	38,715
TJX Cos., Inc.	2,700	202,851
USS Co., Ltd.	2,700	43,015
Yamada Denki Co., Ltd. (B)	7,200	38,811

		2,981,833

Technology Hardware, Storage & Peripherals - 1.0%
Apple, Inc.	25,158	2,913,800
Blackberry, Ltd. (A)	1,700	11,699
Brother Industries, Ltd.	2,200	39,699
Canon, Inc. (B)	4,800	135,324
FUJIFILM Holdings Corp.	1,700	64,509
Hewlett Packard Enterprise Co.	7,200	166,608
HP, Inc.	7,200	106,848
Konica Minolta, Inc.	1,500	14,901
NEC Corp.	7,000	18,567
NetApp, Inc.	3,400	119,918
Ricoh Co., Ltd.	2,000	16,907
Seagate Technology PLC	2,800	106,876
Seiko Epson Corp.	1,600	33,882
Western Digital Corp.	3,538	240,407

		3,989,945

Textiles, Apparel & Luxury Goods - 0.4%
adidas AG	924	146,043
Christian Dior SE	182	38,173
Cie Financiere Richemont SA	1,908	126,382
Coach, Inc., Class A	2,400	84,048
Gildan Activewear, Inc., Class A (B)	1,200	30,468
Hermes International	67	27,506
HUGO BOSS AG, Class A	400	24,476
Kering	340	76,340
Li & Fung, Ltd.	20,000	8,795
Lululemon Athletica, Inc. (A)	234	15,208
Luxottica Group SpA (B)	871	46,852
LVMH Moet Hennessy Louis Vuitton SE	1,261	240,789
Michael Kors Holdings, Ltd. (A)	830	35,673
NIKE, Inc., Class B	5,200	264,316
Pandora A/S	500	65,416
Ralph Lauren Corp., Class A	700	63,224
Swatch Group AG	1,046	105,922
VF Corp.	2,800	149,380

		1,549,011

Tobacco - 0.6%
Altria Group, Inc.	8,700	588,294
British American Tobacco PLC	8,243	469,483
Imperial Brands PLC	3,581	156,338
Japan Tobacco, Inc.	4,678	153,859
Philip Morris International, Inc.	7,200	658,728
Reynolds American, Inc., Class A	3,820	214,073

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Tobacco (continued)
Swedish Match AB	871	$ 27,706

		2,268,481

Trading Companies & Distributors - 0.3%
Ashtead Group PLC	2,800	54,521
Brenntag AG	900	50,022
Bunzl PLC	2,400	62,379
Fastenal Co.	2,700	126,846
Finning International, Inc.	1,900	37,203
ITOCHU Corp.	6,000	79,675
Marubeni Corp.	6,400	36,294
Mitsubishi Corp.	6,900	147,003
Mitsui & Co., Ltd.	7,400	101,748
Rexel SA	1,700	27,979
Sumitomo Corp.	4,100	48,253
Toyota Tsusho Corp.	1,900	49,502
Wolseley PLC	1,230	75,217
WW Grainger, Inc.	600	139,350

		1,035,992

Transportation Infrastructure - 0.1%
Abertis Infraestructuras SA	2,417	33,826
Aena SA (G)	300	40,943
Aeroports de Paris, Class A (B)	224	24,004
Atlantia SpA	2,254	52,816
Auckland International Airport, Ltd.	4,656	20,216
Hutchison Port Holdings Trust	36,000	15,660
Kamigumi Co., Ltd.	2,000	19,063
SATS, Ltd.	4,000	13,396
Sydney Airport	2,536	10,962
Transurban Group	11,542	85,958

		316,844

Water Utilities - 0.1%
American Water Works Co., Inc.	1,100	79,596
Severn Trent PLC	1,500	41,076
United Utilities Group PLC	8,508	94,472

		215,144

Wireless Telecommunication Services - 0.3%
KDDI Corp.	8,554	216,604
Millicom International Cellular SA, Class B, SDR (B)	429	18,331
NTT DOCOMO, Inc.	6,500	148,103
Rogers Communications, Inc., Class B	1,700	65,574
SoftBank Group Corp.	4,400	292,329
Sprint Corp. (A) (B)	15,500	130,510
StarHub, Ltd. (B)	9,000	17,464
T-Mobile US, Inc. (A)	1,900	109,269
Tele2 AB, Class B (B)	1,910	15,315
Vodafone Group PLC	113,942	280,633

		1,294,132

Total Common Stocks (Cost $116,508,033)		155,682,503

PREFERRED STOCKS - 0.1%
Automobiles - 0.1%
Porsche Automobil Holding SE 1.84% (I)	698	38,016
Volkswagen AG 0.12% (I)	699	98,119

		136,135

	Shares	Value
PREFERRED STOCKS (continued)
Household Products - 0.0% (H)
Henkel AG & Co. KGaA 1.29% (I)	744	$ 88,694

Total Preferred Stocks (Cost $215,457)		224,829

EXCHANGE-TRADED FUND - 1.2%
International Equity Fund - 1.2%
iShares Core MSCI Emerging Markets ETF (B)	109,646	4,654,473

Total Exchange-Traded Fund (Cost $4,814,336)		4,654,473

	Principal	Value
ASSET-BACKED SECURITIES - 0.5%
Ally Auto Receivables Trust Series 2016-2, Class A4, 1.60%, 01/15/2021	$ 700,000	697,446
American Express Credit Account Master Trust Series 2014-4, Class A, 1.43%, 06/15/2020	700,000	701,160
Mercedes-Benz Auto Lease Trust Series 2016-A, Class A3, 1.52%, 03/15/2019	470,000	470,809
Synchrony Credit Card Master Note Trust Series 2016-1, Class A, 2.04%, 03/15/2022	280,000	281,172

Total Asset-Backed Securities (Cost $2,151,839)		2,150,587

CORPORATE DEBT SECURITIES - 13.2%
Aerospace & Defense - 0.2%
Lockheed Martin Corp. 4.07%, 12/15/2042	185,000	182,605
Raytheon Co. 2.50%, 12/15/2022	170,000	169,150
United Technologies Corp. 4.50%, 06/01/2042	220,000	235,489

		587,244

Air Freight & Logistics - 0.0% (H)
United Parcel Service, Inc. 2.45%, 10/01/2022	170,000	169,298

Automobiles - 0.5%
Ford Motor Co. 4.75%, 01/15/2043	1,960,000	1,860,838

Banks - 2.2%
Bank of America Corp.
4.10%, 07/24/2023	355,000	370,833
4.13%, 01/22/2024, MTN	825,000	857,382
5.63%, 07/01/2020, MTN	205,000	225,408
5.65%, 05/01/2018, MTN	90,000	94,299
Barclays Bank PLC 5.14%, 10/14/2020	110,000	116,172
Barclays PLC 3.65%, 03/16/2025	525,000	507,582
BB&T Corp. 1.45%, 01/12/2018, MTN	160,000	159,736

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
BNP Paribas SA 5.00%, 01/15/2021	$ 85,000	$ 92,732
Citigroup, Inc.
3.50%, 05/15/2023	385,000	383,757
3.75%, 06/16/2024	490,000	499,045
3.88%, 10/25/2023	848,000	873,760
HSBC Bank USA NA 4.88%, 08/24/2020	250,000	265,031
HSBC Finance Corp. 6.68%, 01/15/2021	155,000	174,226
HSBC Holdings PLC 2.95%, 05/25/2021	510,000	509,807
JPMorgan Chase & Co.
3.38%, 05/01/2023	390,000	388,603
3.63%, 05/13/2024	480,000	488,250
4.40%, 07/22/2020	540,000	573,595
4.63%, 05/10/2021	53,000	57,067
Kreditanstalt fuer Wiederaufbau 4.50%, 07/16/2018	310,000	324,785
Mellon Capital IV 4.00% (J), 01/30/2017 (K)	115,000	93,150
Oesterreichische Kontrollbank AG 5.00%, 04/25/2017	300,000	303,526
PNC Bank NA 4.20%, 11/01/2025	550,000	581,145
PNC Financial Services Group, Inc. 5.63%, 02/01/2017	95,000	95,287
Royal Bank of Canada 1.50%, 01/16/2018, MTN	155,000	154,782
Wells Fargo & Co.
3.45%, 02/13/2023	175,000	175,630
5.63%, 12/11/2017	85,000	88,124
Westpac Banking Corp. 4.88%, 11/19/2019	50,000	53,654

		8,507,368

Beverages - 0.5%
Anheuser-Busch InBev Finance, Inc.
3.65%, 02/01/2026	575,000	583,734
3.70%, 02/01/2024	470,000	485,843
Anheuser-Busch InBev Worldwide, Inc.
4.38%, 02/15/2021	110,000	117,748
5.38%, 01/15/2020	50,000	54,535
Coca-Cola Co. 3.30%, 09/01/2021	140,000	146,089
Diageo Capital PLC 4.83%, 07/15/2020	445,000	482,634
PepsiCo, Inc. 3.00%, 08/25/2021 (B)	180,000	185,241

		2,055,824

Biotechnology - 0.2%
AbbVie, Inc. 4.40%, 11/06/2042	220,000	206,964
Amgen, Inc.
4.66%, 06/15/2051 (G)	168,000	161,466
5.70%, 02/01/2019	85,000	91,359
Celgene Corp. 3.88%, 08/15/2025	490,000	497,012

		956,801

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets - 1.0%
BlackRock, Inc. 5.00%, 12/10/2019	$ 140,000	$ 152,047
Credit Suisse Group Funding Guernsey, Ltd.
3.75%, 03/26/2025	520,000	512,097
4.88%, 05/15/2045	495,000	508,105
Deutsche Bank AG 6.00%, 09/01/2017	90,000	92,129
Goldman Sachs Group, Inc.
3.63%, 01/22/2023	370,000	377,922
4.00%, 03/03/2024	842,000	873,507
6.00%, 06/15/2020, MTN	50,000	55,447
6.13%, 02/15/2033	95,000	114,819
Morgan Stanley
3.88%, 04/29/2024	565,000	579,447
4.88%, 11/01/2022	345,000	369,750
5.50%, 07/24/2020, MTN	200,000	219,042

		3,854,312

Chemicals - 0.5%
Dow Chemical Co.
4.25%, 11/15/2020	50,000	52,954
4.38%, 11/15/2042	510,000	495,067
8.55%, 05/15/2019	80,000	91,686
E.I. du Pont de Nemours & Co. 2.80%, 02/15/2023	375,000	368,598
Ecolab, Inc. 5.50%, 12/08/2041	130,000	152,879
Lubrizol Corp. 8.88%, 02/01/2019	15,000	17,106
LYB International Finance BV 4.00%, 07/15/2023	475,000	496,277
Praxair, Inc. 3.55%, 11/07/2042	160,000	148,650

		1,823,217

Commercial Services & Supplies - 0.1%
Cintas Corp. No. 2 4.30%, 06/01/2021	145,000	153,891
Republic Services, Inc. 3.80%, 05/15/2018	115,000	118,198

		272,089

Communications Equipment - 0.2%
Cisco Systems, Inc.
3.63%, 03/04/2024	460,000	480,155
5.90%, 02/15/2039	160,000	203,196
Motorola Solutions, Inc. 7.50%, 05/15/2025	15,000	17,867

		701,218

Construction Materials - 0.0% (H)
CRH America, Inc. 8.13%, 07/15/2018	165,000	180,488

Consumer Finance - 0.1%
American Express Co. 8.13%, 05/20/2019	75,000	85,304
Capital One Financial Corp.
3.50%, 06/15/2023	93,000	93,352
4.75%, 07/15/2021	80,000	86,526

		265,182

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services - 0.1%
Bear Stearns Cos. LLC 5.55%, 01/22/2017	$ 90,000	$ 90,176
Berkshire Hathaway, Inc. 3.75%, 08/15/2021 (B)	200,000	211,806
National Rural Utilities Cooperative Finance Corp. 3.05%, 02/15/2022	155,000	158,435

		460,417

Diversified Telecommunication Services - 0.9%
AT&T, Inc.
3.80%, 03/15/2022	380,000	389,553
4.45%, 05/15/2021	361,000	381,784
4.55%, 03/09/2049	97,000	87,617
4.60%, 02/15/2021	90,000	95,191
5.35%, 09/01/2040	10,000	10,270
5.80%, 02/15/2019	135,000	145,156
Deutsche Telekom International Finance BV
4.88%, 03/06/2042 (G)	470,000	503,327
6.00%, 07/08/2019	75,000	82,034
Telefonica Emisiones SAU 5.13%, 04/27/2020	75,000	80,359
Verizon Communications, Inc.
3.50%, 11/01/2024	665,000	662,867
4.60%, 04/01/2021	220,000	235,887
5.15%, 09/15/2023	260,000	287,493
6.55%, 09/15/2043	365,000	455,877

		3,417,415

Electric Utilities - 0.6%
AEP Texas Central Co. 6.65%, 02/15/2033	85,000	104,975
Commonwealth Edison Co. 5.80%, 03/15/2018	50,000	52,505
Duke Energy Carolinas LLC 4.25%, 12/15/2041	455,000	465,461
Entergy Texas, Inc. 7.13%, 02/01/2019	100,000	110,049
Florida Power & Light Co. 4.13%, 02/01/2042	115,000	117,957
Georgia Power Co. 5.40%, 06/01/2018	50,000	52,601
NiSource Finance Corp. 6.80%, 01/15/2019	170,000	185,564
Oncor Electric Delivery Co. LLC 6.80%, 09/01/2018	100,000	108,056
Pacific Gas & Electric Co. 3.50%, 06/15/2025	475,000	488,084
Progress Energy, Inc. 4.40%, 01/15/2021	165,000	174,971
Southern California Edison Co. 5.55%, 01/15/2036	400,000	482,891
TECO Finance, Inc. 5.15%, 03/15/2020	75,000	79,643
Wisconsin Electric Power Co. 2.95%, 09/15/2021	95,000	96,981

		2,519,738

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electronic Equipment, Instruments & Components - 0.0% (H)
Corning, Inc. 4.75%, 03/15/2042	$ 155,000	$ 154,036

Equity Real Estate Investment Trusts - 0.1%
American Tower Corp. 5.05%, 09/01/2020	90,000	96,581
Welltower, Inc. 4.95%, 01/15/2021	175,000	188,731

		285,312

Food & Staples Retailing - 0.1%
Ahold Finance USA LLC 6.88%, 05/01/2029	55,000	67,579
Costco Wholesale Corp. 1.70%, 12/15/2019	165,000	164,825

		232,404

Food Products - 0.3%
Kraft Heinz Foods Co.
3.50%, 06/06/2022	475,000	483,062
5.38%, 02/10/2020	78,000	84,482
Tyson Foods, Inc. 3.95%, 08/15/2024	470,000	478,833

		1,046,377

Health Care Equipment & Supplies - 0.2%
Medtronic, Inc. 4.50%, 03/15/2042	135,000	140,863
Zimmer Biomet Holdings, Inc. 3.55%, 04/01/2025	490,000	477,254

		618,117

Health Care Providers & Services - 0.1%
Anthem, Inc. 7.00%, 02/15/2019	80,000	87,683
Cigna Corp. 4.50%, 03/15/2021	75,000	79,716
Express Scripts Holding Co. 3.90%, 02/15/2022	175,000	182,025
UnitedHealth Group, Inc. 6.00%, 02/15/2018	30,000	31,455

		380,879

Hotels, Restaurants & Leisure - 0.0% (H)
McDonald’s Corp. 5.00%, 02/01/2019, MTN	85,000	90,264

Household Durables - 0.1%
Newell Brands, Inc. 3.90%, 11/01/2025	490,000	494,489

Household Products - 0.0% (H)
Kimberly-Clark Corp. 3.88%, 03/01/2021	115,000	123,196

Independent Power & Renewable Electricity Producers - 0.1%
Constellation Energy Group, Inc. 5.15%, 12/01/2020	90,000	97,296
Exelon Generation Co. LLC 4.00%, 10/01/2020 (B)	145,000	150,694

		247,990

Industrial Conglomerates - 0.0% (H)
General Electric Co. 5.63%, 05/01/2018, MTN	140,000	147,755

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance - 0.7%
American International Group, Inc. 6.40%, 12/15/2020	$ 70,000	$ 79,701
Aon Corp. 5.00%, 09/30/2020	75,000	80,794
Chubb INA Holdings, Inc. 6.70%, 05/15/2036	355,000	472,068
Guardian Life Insurance Co. of America 7.38%, 09/30/2039 (G)	365,000	486,627
Hartford Financial Services Group, Inc.
5.50%, 03/30/2020	430,000	469,529
6.30%, 03/15/2018	49,000	51,413
Lincoln National Corp. 8.75%, 07/01/2019	42,000	48,324
Marsh & McLennan Cos., Inc. 4.80%, 07/15/2021	55,000	59,784
MetLife, Inc. 7.72%, 02/15/2019	145,000	162,203
Prudential Financial, Inc.
5.38%, 06/21/2020, MTN	90,000	98,582
5.63% (J), 06/15/2043	475,000	493,406
XLIT, Ltd. 5.75%, 10/01/2021	80,000	88,907

		2,591,338

Internet & Direct Marketing Retail - 0.1%
Amazon.com, Inc. 3.80%, 12/05/2024	558,000	586,363

IT Services - 0.3%
HP Enterprise Services LLC 7.45%, 10/15/2029	75,000	89,253
International Business Machines Corp.
3.63%, 02/12/2024	470,000	489,434
4.00%, 06/20/2042	92,000	92,024
5.60%, 11/30/2039	5,000	6,095
5.70%, 09/14/2017	100,000	102,997
Xerox Corp.
2.80%, 05/15/2020	359,000	352,820
4.50%, 05/15/2021	80,000	83,177

		1,215,800

Machinery - 0.0% (H)
Caterpillar, Inc. 7.38%, 03/01/2097	55,000	70,899
Ingersoll-Rand Global Holding Co., Ltd. 6.88%, 08/15/2018	50,000	54,014

		124,913

Media - 1.1%
21st Century Fox America, Inc.
5.65%, 08/15/2020 (B)	85,000	93,948
6.15%, 02/15/2041	405,000	479,021
6.55%, 03/15/2033	75,000	91,042
CBS Corp.
3.50%, 01/15/2025	1,005,000	995,511
5.75%, 04/15/2020	55,000	60,711
Comcast Cable Communications Holdings, Inc. 9.46%, 11/15/2022	225,000	304,538
Comcast Corp. 6.50%, 01/15/2017	85,000	85,120

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
NBCUniversal Media LLC 5.15%, 04/30/2020	$ 50,000	$ 54,676
RELX Capital, Inc. 8.63%, 01/15/2019	39,000	43,828
Time Warner Cable LLC
4.13%, 02/15/2021	455,000	470,398
5.00%, 02/01/2020	145,000	153,893
5.85%, 05/01/2017	100,000	101,419
Time Warner, Inc.
3.55%, 06/01/2024	500,000	495,934
4.70%, 01/15/2021	115,000	122,921
Viacom, Inc. 3.88%, 04/01/2024	505,000	490,114
Walt Disney Co. 5.50%, 03/15/2019, MTN	85,000	91,824
WPP Finance 4.75%, 11/21/2021	16,000	17,324

		4,152,222

Metals & Mining - 0.2%
Barrick Gold Corp. 4.10%, 05/01/2023	490,000	502,662
Barrick North America Finance LLC 5.70%, 05/30/2041	150,000	153,092
Newmont Mining Corp. 4.88%, 03/15/2042	150,000	140,738
Rio Tinto Finance USA PLC 4.13%, 08/21/2042	155,000	152,240

		948,732

Multi-Utilities - 0.3%
Ameren Illinois Co. 9.75%, 11/15/2018	103,000	117,733
Berkshire Hathaway Energy Co. 6.13%, 04/01/2036	380,000	474,574
Consolidated Edison Co. of New York, Inc. 5.30%, 03/01/2035	90,000	103,376
Dominion Resources, Inc. 3.90%, 10/01/2025	475,000	484,948

		1,180,631

Multiline Retail - 0.0% (H)
Nordstrom, Inc. 6.25%, 01/15/2018	30,000	31,404

Oil, Gas & Consumable Fuels - 1.2%
Canadian Natural Resources, Ltd. 5.90%, 02/01/2018	120,000	124,915
ConocoPhillips Holding Co. 6.95%, 04/15/2029	75,000	94,317
Devon Energy Corp.
4.75%, 05/15/2042	140,000	132,257
5.00%, 06/15/2045	580,000	569,754
Energy Transfer Partners, LP
4.65%, 06/01/2021	500,000	519,134
6.13%, 02/15/2017	100,000	100,518
6.70%, 07/01/2018	90,000	95,613
Enterprise Products Operating LLC
3.70%, 02/15/2026	480,000	481,740
5.20%, 09/01/2020	50,000	54,593

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Hess Corp. 6.00%, 01/15/2040	$ 50,000	$ 51,579
Husky Energy, Inc. 7.25%, 12/15/2019	50,000	56,849
Kinder Morgan Energy Partners, LP
2.65%, 02/01/2019	510,000	512,683
5.30%, 09/15/2020	125,000	134,266
5.95%, 02/15/2018	50,000	52,156
Marathon Petroleum Corp. 5.13%, 03/01/2021	33,000	36,025
Noble Energy, Inc. 8.25%, 03/01/2019	75,000	84,248
Occidental Petroleum Corp. 2.70%, 02/15/2023	150,000	148,546
Petro-Canada 6.05%, 05/15/2018	90,000	95,112
Plains All American Pipeline, LP / PAA Finance Corp. 8.75%, 05/01/2019	70,000	79,692
Shell International Finance BV 4.38%, 03/25/2020	55,000	58,754
Spectra Energy Partners, LP 4.60%, 06/15/2021	470,000	501,335
TransCanada PipeLines, Ltd.
3.80%, 10/01/2020	130,000	135,693
6.50%, 08/15/2018	50,000	53,508
Valero Energy Corp. 6.13%, 02/01/2020	90,000	99,336
Williams Partners, LP
4.13%, 11/15/2020	505,000	525,025
5.25%, 03/15/2020	90,000	96,158

		4,893,806

Pharmaceuticals - 0.3%
Actavis Funding SCS 3.80%, 03/15/2025	575,000	575,677
AstraZeneca PLC 6.45%, 09/15/2037	100,000	129,369
GlaxoSmithKline Capital PLC 2.85%, 05/08/2022	220,000	221,767
GlaxoSmithKline Capital, Inc. 5.65%, 05/15/2018	50,000	52,701
Johnson & Johnson 3.55%, 05/15/2021	200,000	211,977
Merck & Co., Inc. 3.60%, 09/15/2042	80,000	75,231
Teva Pharmaceutical Finance Co. LLC 6.15%, 02/01/2036 (B)	6,000	6,698

		1,273,420

Road & Rail - 0.1%
Burlington Northern Santa Fe LLC 4.40%, 03/15/2042	175,000	182,456
Union Pacific Corp. 3.80%, 10/01/2051	140,000	130,685

		313,141

Semiconductors & Semiconductor Equipment - 0.1%
Applied Materials, Inc. 5.85%, 06/15/2041	200,000	239,388

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Software - 0.2%
Microsoft Corp. 4.00%, 02/08/2021	$ 200,000	$ 214,767
Oracle Corp. 3.25%, 05/15/2030 (B)	505,000	492,123

		706,890

Specialty Retail - 0.0% (H)
Lowe’s Cos., Inc. 3.80%, 11/15/2021	140,000	148,634

Technology Hardware, Storage & Peripherals - 0.1%
HP, Inc. 4.30%, 06/01/2021	480,000	502,359

Tobacco - 0.3%
Altria Group, Inc.
2.85%, 08/09/2022	505,000	505,619
9.25%, 08/06/2019	118,000	139,237
Philip Morris International, Inc.
5.65%, 05/16/2018	50,000	52,700
6.38%, 05/16/2038	105,000	134,635
Reynolds American, Inc. 5.85%, 08/15/2045	440,000	521,015

		1,353,206

Transportation Infrastructure - 0.0% (H)
Ryder System, Inc. 3.50%, 06/01/2017, MTN	60,000	60,508

Wireless Telecommunication Services - 0.1%
Vodafone Group PLC 4.38%, 03/16/2021	230,000	243,887

Total Corporate Debt Securities (Cost $51,824,758)		52,018,910

FOREIGN GOVERNMENT OBLIGATIONS - 1.2%
Israel - 0.1%
Israel Government International Bond 5.13%, 03/26/2019	310,000	332,971

Mexico - 0.2%
Mexico Government International Bond 4.00%, 10/02/2023	850,000	852,040

Supranational - 0.4%
European Investment Bank
2.88%, 09/15/2020	220,000	227,336
4.88%, 02/15/2036	285,000	354,697
5.13%, 05/30/2017	85,000	86,392
Inter-American Development Bank 3.88%, 02/14/2020, MTN	635,000	675,996
International Bank for Reconstruction & Development 4.75%, 02/15/2035, MTN	245,000	297,569

		1,641,990

Ukraine - 0.5%
Ukraine Government AID Bonds 1.47%, 09/29/2021	1,900,000	1,854,864

Total Foreign Government Obligations (Cost $4,666,767)		4,681,865

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES - 0.7%
Banc of America Commercial Mortgage Trust Series 2007-5, Class A4, 5.49%, 02/10/2051	$ 256,698	$ 261,118
COMM Mortgage Trust Series 2015-CR25, Class A4, 3.76%, 08/10/2048	550,000	573,917
CSAIL Commercial Mortgage Trust Series 2015-C4, Class A4, 3.81%, 11/15/2048	600,000	624,774
Great Wolf Trust Series 2015-WOLF, Class A, 1.99% (J), 05/15/2034 (G)	860,000	865,918
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2007-C1, Class A4,
5.72%, 02/15/2051	96,785	98,952
Series 2015-SGP, Class A,
2.40% (J), 07/15/2036 (G)	400,000	403,010

Total Mortgage-Backed Securities (Cost $2,844,386)		2,827,689

MUNICIPAL GOVERNMENT OBLIGATION - 0.0% (H)
California - 0.0% (H)
State of California, General Obligation Unlimited 7.60%, 11/01/2040	115,000	173,059

Total Municipal Government Obligation (Cost $118,857)		173,059

U.S. GOVERNMENT AGENCY OBLIGATIONS - 18.9%
Federal Home Loan Mortgage Corp.
0.75%, 04/09/2018, MTN	9,313,000	9,278,635
2.38%, 01/13/2022	745,000	757,223
3.00%, TBA (L)	4,032,300	4,003,971
3.50%, TBA (L)	1,935,000	1,981,330
4.00%, 11/01/2025	34,065	35,691
4.00%, TBA (L)	953,484	1,001,475
4.50%, 05/01/2023	28,396	30,016
5.00%, 12/01/2038 - 04/01/2040	789,717	860,481
5.50%, 04/01/2038 - 10/01/2038	323,909	361,086
6.00%, 11/01/2037	28,176	31,945
6.75%, 03/15/2031	245,000	345,300
Federal National Mortgage Association
1.25%, 01/30/2017	740,000	740,350
1.88%, 09/24/2026	1,408,000	1,293,565
2.50%, TBA (L)	3,012,000	3,016,765
2.63%, 09/06/2024	1,070,000	1,080,358
3.00%, 05/01/2027 - 08/01/2045	7,158,957	7,184,628
3.50%, 11/01/2025 - 02/01/2046	8,637,727	8,878,843
4.00%, 03/01/2024 - 11/01/2046	6,181,837	6,517,472
4.00%, TBA (L)	1,920,000	2,018,513
4.50%, TBA (L)	2,230,000	2,398,557
5.00%, 03/01/2023 - 08/01/2040	626,111	683,010
5.38%, 06/12/2017 (B)	4,680,000	4,775,926
5.50%, 12/01/2023 - 12/01/2039	554,469	612,527
6.00%, 03/01/2038 - 02/01/2040	373,007	422,656
6.63%, 11/15/2030	414,000	575,910
7.25%, 05/15/2030	445,000	644,814

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association
3.00%, TBA (L)	$ 3,460,000	$ 3,503,317
3.50%, TBA (L)	6,014,372	6,252,010
4.00%, 12/15/2040 - 11/20/2045	2,173,991	2,314,004
4.50%, 06/15/2039 - 07/20/2045	2,026,081	2,174,110
5.00%, 08/15/2039 - 09/20/2041	515,943	571,210
5.50%, 12/20/2038 - 04/15/2040	248,223	275,779
6.00%, 06/15/2037	57,935	65,711

Total U.S. Government Agency Obligations (Cost $74,895,193)		74,687,188

U.S. GOVERNMENT OBLIGATIONS - 21.6%
U.S. Treasury - 21.6%
U.S. Treasury Bond
2.25%, 08/15/2046 (B)	2,711,300	2,279,715
2.50%, 02/15/2046	1,030,000	915,252
2.88%, 08/15/2045	760,000	731,352
3.13%, 11/15/2041	680,000	690,120
3.63%, 08/15/2043	2,285,300	2,534,272
3.75%, 08/15/2041	945,000	1,064,343
4.38%, 05/15/2040	2,763,400	3,414,203
4.50%, 02/15/2036	1,032,100	1,305,929
6.00%, 02/15/2026	290,000	374,995
U.S. Treasury Note
0.88%, 06/15/2017	15,903,800	15,922,439
1.13%, 09/30/2021 (B)	426,000	410,907
1.25%, 10/31/2021 (B)	1,758,600	1,705,293
1.38%, 08/31/2020 - 09/30/2020	5,331,700	5,274,850
1.50%, 08/31/2018 - 05/31/2020	5,383,000	5,386,614
1.50%, 08/15/2026 (B)	396,800	364,948
1.63%, 11/15/2022	1,580,000	1,537,661
1.75%, 03/31/2022	1,765,000	1,741,490
2.00%, 02/15/2025 - 11/15/2026	2,107,800	2,041,153
2.13%, 05/15/2025	1,363,900	1,337,048
2.25%, 11/15/2024	1,295,000	1,287,058
2.38%, 08/15/2024	2,065,000	2,074,598
2.63%, 11/15/2020	2,864,000	2,960,213
2.75%, 02/15/2019 - 02/15/2024	21,363,000	22,041,427
3.50%, 05/15/2020	3,056,500	3,248,846
3.63%, 02/15/2021	4,355,000	4,674,822

Total U.S. Government Obligations (Cost $85,255,365)		85,319,548

	Shares	Value
SECURITIES LENDING COLLATERAL - 3.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (I)	12,618,188	$ 12,618,188

Total Securities Lending Collateral (Cost $12,618,188)		12,618,188

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
REPURCHASE AGREEMENT - 7.5%

State Street Bank & Trust Co.
0.03% (I), dated 12/30/2016, to be repurchased at $29,762,124 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2022, and with a value of $30,357,521.

	$ 29,762,024	$ 29,762,024

Total Repurchase Agreement (Cost $29,762,024)		29,762,024

Total Investments (Cost $385,675,203) (M)		424,800,863
Net Other Assets (Liabilities) - (7.5)%		(29,749,743)

Net Assets - 100.0%		$ 395,051,120

CENTRALLY CLEARED SWAP AGREEMENTS: (N)

Credit Default Swap Agreements on Credit Indices - Buy Protection (O)
Reference Obligation	Fixed Deal Pay Rate	Expiration Date	Notional Amount (P)		Fair Value (Q)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America High Yield Index - Series 26	5.00%	06/20/2021	USD	2,473,000	$(173,682)	$(127,607)	$(46,075)
North America High Yield Index - Series 26	5.00	06/20/2021	USD	1,458,000	(102,397)	(64,821)	(37,576)
North America High Yield Index - Series 26	5.00	06/20/2021	USD	2,155,000	(151,349)	(97,839)	(53,510)
North America High Yield Index - Series 26	5.00	06/20/2021	USD	1,724,000	(121,079)	(78,867)	(42,212)
North America High Yield Index - Series 27	5.00	12/20/2021	USD	1,458,000	(90,230)	(86,743)	(3,487)
North America High Yield Index - Series 27	5.00	12/20/2021	USD	2,155,000	(133,365)	(128,210)	(5,155)
North America High Yield Index - Series 27	5.00	12/20/2021	USD	1,724,000	(106,692)	(102,568)	(4,124)
North America High Yield Index - Series 27	5.00	12/20/2021	USD	2,565,000	(158,739)	(152,603)	(6,136)

Total					$(1,037,533)	$(839,258)	$(198,275)

Credit Default Swap Agreements on Credit Indices - Sell Protection (R)
Reference Obligation	Fixed Deal Receive Rate	Expiration Date	Notional Amount (P)		Fair Value (Q)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America High Yield Index - Series 26	5.00%	06/20/2021	USD	1,860,000	$130,630	$50,152	$80,478
North America High Yield Index - Series 26	5.00	06/20/2021	USD	1,507,000	105,839	18,795	87,044
North America High Yield Index - Series 26	5.00	06/20/2021	USD	1,369,000	96,146	18,276	77,870
North America High Yield Index - Series 26	5.00	06/20/2021	USD	3,074,000	215,892	40,604	175,288
North America High Yield Index - Series 27	5.00	12/20/2021	USD	2,565,000	158,739	106,772	51,967
North America High Yield Index - Series 27	5.00	12/20/2021	USD	1,458,000	90,230	53,790	36,440
North America High Yield Index - Series 27	5.00	12/20/2021	USD	2,155,000	133,365	81,570	51,795
North America High Yield Index - Series 27	5.00	12/20/2021	USD	1,724,000	106,692	66,056	40,636
North America Investment Grade Index - Series 27	1.00	12/20/2021	USD	9,610,000	147,454	95,800	51,654
North America Investment Grade Index - Series 27	1.00	12/20/2021	USD	2,820,000	43,269	32,482	10,787

Total					$1,228,256	$564,297	$663,959

Interest Rate Swap Agreements - Fixed Rate Receivable
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month NZD-BKBM	3.58%	12/28/2026	NZD	3,730,000	$22,036	$—	$22,036

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

FUTURES CONTRACTS: (S)

Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Note	Long	33	03/31/2017	$12,030	$—
10-Year Australia Treasury Bond	Long	30	03/15/2017	23,170	—
10-Year Canada Government Bond	Long	34	03/22/2017	29,730	—
10-Year U.S. Treasury Note	Long	215	03/22/2017	—	(78,833)
EURO STOXX 50® Index	Long	93	03/17/2017	53,157	—
FTSE 100 Index	Short	(15)	03/17/2017	—	(13,670)
Hang Seng Index	Short	(9)	01/26/2017	—	(26,804)
MSCI EAFE Mini Index	Long	2	03/17/2017	—	(394)
S&P 500® E-Mini	Long	1	03/17/2017	1,571	—
S&P 500® E-Mini	Short	(154)	03/17/2017	—	(133,944)
S&P/ASX 200 Index	Short	(54)	03/16/2017	—	(128,707)
S&P/TSX 60 Index	Short	(16)	03/16/2017	—	(29,893)
TOPIX Index	Long	63	03/09/2017	200,468	—
U.S. Treasury Bond	Long	31	03/22/2017	—	(39,780)

Total				$320,126	$(452,025)

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BCLY	03/16/2017	NOK	10,189,702	USD	1,205,350	$—	$(24,765)
BCLY	03/16/2017	USD	1,341,943	AUD	1,830,594	23,350	—
BNP	03/16/2017	USD	452,385	CHF	454,012	4,385	—
BNP	03/16/2017	USD	3,405,675	GBP	2,696,097	76,631	—
BNP	03/16/2017	USD	5,642,439	JPY	635,911,495	217,335	(36,741)
CITI	03/16/2017	USD	1,341,853	AUD	1,830,594	23,260	—
CSI	03/16/2017	CAD	1,667,007	USD	1,254,584	—	(11,878)
CSI	03/16/2017	EUR	2,903,540	USD	3,131,860	—	(63,597)
CSI	03/16/2017	USD	3,446,858	CHF	3,482,085	10,886	—
CSI	03/16/2017	USD	2,547,177	EUR	2,379,603	32,575	—
CSI	03/16/2017	USD	1,508,057	SEK	13,716,755	—	(4,348)
GSB	03/16/2017	JPY	275,436,531	USD	2,348,142	17,583	—
GSB	03/16/2017	NOK	6,778,221	USD	806,855	—	(21,527)
GSB	03/16/2017	USD	1,537,798	AUD	2,062,718	52,004	—
JPM	03/16/2017	AUD	7,585,143	USD	5,621,708	—	(158,062)
JPM	03/16/2017	NZD	4,193,676	USD	2,982,033	—	(75,337)
JPM	03/16/2017	USD	1,738,491	EUR	1,656,896	—	(12,403)
JPM	03/16/2017	USD	1,930,008	GBP	1,561,658	1,728	—
JPM	03/16/2017	USD	4,028,572	JPY	443,022,916	223,448	—
RBS	03/16/2017	JPY	377,730,000	USD	3,620,944	—	(376,621)
RBS	03/16/2017	USD	1,586,889	EUR	1,488,332	14,122	—
SSB	03/16/2017	AUD	1,413,860	USD	1,018,114	302	—
SSB	03/16/2017	GBP	60,546	USD	75,681	—	(921)
SSB	03/16/2017	JPY	26,097,505	USD	250,976	—	(26,824)
SSB	03/16/2017	USD	894,438	CHF	896,976	9,341	—
SSB	03/16/2017	USD	76,484	GBP	60,546	1,724	—
SSB	03/16/2017	USD	792,631	JPY	87,751,257	38,935	—
UBS	03/16/2017	EUR	723,803	USD	777,312	—	(12,447)
UBS	03/16/2017	USD	4,346,936	EUR	3,979,819	141,335	—

Total						$888,944	$(825,471)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

INVESTMENTS BY COUNTRY:

Country (unaudited)	Percentage of Total Investments		Value
United States	72.1%		$306,401,471
Japan	3.2		13,606,146
United Kingdom	2.8		11,772,678
Canada	1.6		6,738,909
Switzerland	1.4		5,865,890
France	1.3		5,628,369
Germany	1.3		5,595,405
Australia	1.0		4,209,297
Netherlands	0.9		3,703,319
Ukraine	0.4		1,854,864
Spain	0.4		1,842,850
Hong Kong	0.4		1,745,297
Supranational	0.4		1,641,990
Sweden	0.4		1,613,541
Ireland	0.3		1,209,019
Guernsey, Channel Islands	0.3		1,020,202
Singapore	0.2		1,004,041
Italy	0.2		1,000,783
Mexico	0.2		913,750
Denmark	0.2		898,669
Luxembourg	0.2		801,237
Belgium	0.2		673,660
Israel	0.2		629,516
Finland	0.1		542,610
Austria	0.1		418,163
Norway	0.1		377,573
Bermuda	0.1		202,596
New Zealand	0.0	(H)	96,863
Cayman Islands	0.0	(H)	88,907
Portugal	0.0	(H)	80,548
Macau	0.0	(H)	78,773
Jersey, Channel Islands	0.0	(H)	55,341
Chile	0.0	(H)	48,373
South Africa	0.0	(H)	43,117
China	0.0	(H)	16,884

Investments, at Value	90.0		382,420,651
Short-Term Investments	10.0		42,380,212

Total Investments	100.0%		$424,800,863

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION:

Valuation Inputs (T)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (U)		Value
ASSETS Investments
Common Stocks	$99,854,376	$55,828,127	$—	(F)	$155,682,503
Preferred Stocks	—	224,829	—		224,829
Exchange-Traded Fund	4,654,473	—	—		4,654,473
Asset-Backed Securities	—	2,150,587	—		2,150,587
Corporate Debt Securities	—	52,018,910	—		52,018,910
Foreign Government Obligations	—	4,681,865	—		4,681,865
Mortgage-Backed Securities	—	2,827,689	—		2,827,689
Municipal Government Obligation	—	173,059	—		173,059
U.S. Government Agency Obligations	—	74,687,188	—		74,687,188
U.S. Government Obligations	—	85,319,548	—		85,319,548
Securities Lending Collateral	12,618,188	—	—		12,618,188
Repurchase Agreement	—	29,762,024	—		29,762,024

Total Investments	$117,127,037	$307,673,826	$—	(F)	$424,800,863

Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$1,228,256	$—		$1,228,256
Centrally Cleared Interest Rate Swap Agreements	—	22,036	—		22,036
Futures Contracts (V)	320,126	—	—		320,126
Forward Foreign Currency Contracts (V)	—	888,944	—		888,944

Total Other Financial Instruments	$320,126	$2,139,236	$—		$2,459,362

LIABILITIES
Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$(1,037,533)	$—		$(1,037,533)
Futures Contracts (V)	(452,025)	—	—		(452,025)
Forward Foreign Currency Contracts (V)	—	(825,471)	—		(825,471)

Total Other Financial Instruments	$(452,025)	$(1,863,004)	$—		$(2,315,029)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $12,245,516. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2016, total value of securities is $25,442, representing less than 0.1% of the Portfolio’s net assets.
(D)	Illiquid security. At December 31, 2016, value of the illiquid security is $0, representing less than 0.1% of the Portfolio’s net assets.
(E)	Security is Level 3 of the fair value hierarchy.
(F)	Security deemed worthless.
(G)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the total value of 144A securities is $2,661,415, representing 0.7% of the Portfolio’s net assets.
(H)	Percentage rounds to less than 0.1% or (0.1)%.
(I)	Rates disclosed reflect the yields at December 31, 2016.
(J)	Floating or variable rate securities. The rates disclosed are as of December 31, 2016.
(K)	Perpetual maturity. The date displayed is the next call date.
(L)	Securities on a when-issued, delayed-delivery, or forward commitment basis. Securities to be settled and delivered after December 31, 2016.
(M)	Aggregate cost for federal income tax purposes is $386,423,465. Aggregate gross unrealized appreciation and depreciation for all securities is $49,521,334 and $11,143,936, respectively. Net unrealized appreciation for tax purposes is $38,377,398.
(N)	Cash in the amount of $1,151,512 has been segregated by the custodian as collateral for centrally cleared swap agreements.
(O)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

securities comprising the referenced obligation or (b) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(P)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(Q)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(R)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(S)	Cash in the amount of $2,440,984 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(T)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(U)	Level 3 securities were not considered significant to the Portfolio.
(V)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BCLY	Barclays Bank PLC
BNP	BNP Paribas
CITI	Citibank N.A.
CSI	Credit Suisse International
GSB	Goldman Sachs Bank
JPM	JPMorgan Chase Bank, N.A.
RBS	Royal Bank of Scotland PLC
SSB	State Street Bank & Trust Co.
UBS	UBS AG

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
ASX	Australian Securities Exchange
BKBM	Bank Bill Reference Rate
CDI	CHESS Depositary Interests
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
MTN	Medium Term Note
SDR	Swedish Depositary Receipt
STOXX	Deutsche Börse Group & SIX Group Index
TBA	To Be Announced
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Investments, at value (cost $355,913,179) (including securities loaned of $12,245,516)	$395,038,839
Repurchase agreement, at value (cost $29,762,024)	29,762,024
Cash	22,232
Cash collateral on deposit with broker	3,592,496
Foreign currency, at value (cost $286,235)	287,109
Receivables and other assets:
Shares of beneficial interest sold	14,730
Investments sold	387
Interest	1,346,484
Dividends	196,286
Tax reclaims	81,977
Net income from securities lending	4,082
Variation margin receivable	2,255,582
Unrealized appreciation on forward foreign currency contracts	888,944

Total assets	433,491,172

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	372,123
When-issued, delayed-delivery, and forward commitment securities purchased	24,164,574
Investment management fees	254,786
Distribution and service fees	77,272
Transfer agent costs	1,008
Trustees, CCO and deferred compensation fees	438
Audit and tax fees	20,472
Custody fees	40,863
Legal fees	5,057
Printing and shareholder reports fees	57,630
Other	2,170
Collateral for securities on loan	12,618,188
Unrealized depreciation on forward foreign currency contracts	825,471

Total liabilities	38,440,052

Net assets	$395,051,120

Net assets consist of:
Capital stock ($0.01 par value)	$419,467
Additional paid-in capital	374,859,902
Undistributed (distributions in excess of) net investment income (loss)	5,023,807
Accumulated net realized gain (loss)	(24,784,914)
Net unrealized appreciation (depreciation) on:
Investments	39,125,660
Swap agreements	487,720
Futures contracts	(131,899)
Translation of assets and liabilities denominated in foreign currencies	51,377

Net assets	$395,051,120

Net assets by class:
Initial Class	$30,085,900
Service Class	364,965,220

Shares outstanding:
Initial Class	3,174,348
Service Class	38,772,306

Net asset value and offering price per share:
Initial Class	$9.48
Service Class	9.41

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income	$4,170,578
Interest income	4,659,759
Net income (loss) from securities lending	98,638
Withholding taxes on foreign income	(181,062)

Total investment income	8,747,913

Expenses:
Investment advisory fees	473,483
Investment management fees	2,581,351
Distribution and service fees:
Service Class	930,239
Administration fees	19,414
Transfer agent costs	6,105
Trustees, CCO and deferred compensation fees	10,835
Audit and tax fees	30,380
Custody fees	194,783
Legal fees	20,401
Printing and shareholder reports fees	75,582
Other	12,350

Total expenses before waiver and/or reimbursement and recapture	4,354,923

Reimbursement of custody fees (A)	(65,675)

Net expenses	4,289,248

Net investment income (loss)	4,458,665

Net realized gain (loss) on:
Investments	3,388,669
Written options and swaptions	179,830
Swap agreements	120,604
Futures contracts	(5,304,073)
Foreign currency transactions	(1,080,308)

Net realized gain (loss)	(2,695,278)

Net change in unrealized appreciation (depreciation) on:
Investments	5,460,588
Swap agreements	467,907
Futures contracts	606,444
Translation of assets and liabilities denominated in foreign currencies	(256,935)

Net change in unrealized appreciation (depreciation)	6,278,004

Net realized and change in unrealized gain (loss)	3,582,726

Net increase (decrease) in net assets resulting from operations	$8,041,391

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$4,458,665	$3,473,088
Net realized gain (loss)	(2,695,278)	3,860,256
Net change in unrealized appreciation (depreciation)	6,278,004	(9,132,303)

Net increase (decrease) in net assets resulting from operations	8,041,391	(1,798,959)

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(465,382)	(458,693)
Service Class	(4,642,941)	(3,951,255)

Total dividends and/or distributions from net investment income	(5,108,323)	(4,409,948)

Capital share transactions:
Proceeds from shares sold:
Initial Class	2,047,205	5,862,015
Service Class	14,889,493	29,962,124

	16,936,698	35,824,139

Dividends and/or distributions reinvested:
Initial Class	465,382	458,693
Service Class	4,642,941	3,951,255

	5,108,323	4,409,948

Cost of shares redeemed:
Initial Class	(5,750,016)	(11,989,847)
Service Class	(27,662,934)	(20,539,298)

	(33,412,950)	(32,529,145)

Net increase (decrease) in net assets resulting from capital share transactions	(11,367,929)	7,704,942

Net increase (decrease) in net assets	(8,434,861)	1,496,035

Net assets:
Beginning of year	403,485,981	401,989,946

End of year	$395,051,120	$403,485,981

Undistributed (distributions in excess of) net investment income (loss)	$5,023,807	$4,863,806

Capital share transactions - shares:
Shares issued:
Initial Class	216,079	602,414
Service Class	1,580,673	3,118,914

	1,796,752	3,721,328

Shares reinvested:
Initial Class	48,276	48,694
Service Class	484,649	421,692

	532,925	470,386

Shares redeemed:
Initial Class	(605,430)	(1,244,589)
Service Class	(2,936,626)	(2,151,688)

	(3,542,056)	(3,396,277)

Net increase (decrease) in shares outstanding:
Initial Class	(341,075)	(593,481)
Service Class	(871,304)	1,388,918

	(1,212,379)	795,437

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$9.41		$9.54	$9.13	$8.62	$8.19

Investment operations:
Net investment income (loss) (A) (B)	0.13	(C)	0.10	0.11	0.08	0.08
Net realized and unrealized gain (loss)	0.08		(0.11)	0.40	0.53	0.42

Total investment operations	0.21		(0.01)	0.51	0.61	0.50

Dividends and/or distributions to shareholders:
Net investment income	(0.14)		(0.12)	(0.10)	(0.10)	(0.07)

Net asset value, end of year	$9.48		$9.41	$9.54	$9.13	$8.62

Total return (D)	2.22%		(0.08)%	5.56%	7.18%	6.14%

Ratio and supplemental data:
Net assets end of year (000’s)	$30,086		$33,068	$39,218	$36,414	$37,259
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.85%		0.85%	0.86%	0.86%	0.89%
Including waiver and/or reimbursement and recapture	0.83	%(C)	0.85%	0.86%	0.86%	0.89%
Net investment income (loss) to average net assets (B)	1.34	%(C)	1.08%	1.21%	0.91%	0.97%
Portfolio turnover rate (F)	40%		40%	28%	31%	26%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$9.34		$9.48	$9.07	$8.57	$8.16

Investment operations:
Net investment income (loss) (A) (B)	0.10	(C)	0.08	0.09	0.06	0.06
Net realized and unrealized gain (loss)	0.09		(0.12)	0.40	0.53	0.41

Total investment operations	0.19		(0.04)	0.49	0.59	0.47

Dividends and/or distributions to shareholders:
Net investment income	(0.12)		(0.10)	(0.08)	(0.09)	(0.06)

Net asset value, end of year	$9.41		$9.34	$9.48	$9.07	$8.57

Total return (D)	1.99%		(0.42)%	5.36%	6.89%	5.80%

Ratio and supplemental data:
Net assets end of year (000’s)	$364,965		$370,418	$362,772	$341,350	$305,065
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.10%		1.10%	1.11%	1.11%	1.14%
Including waiver and/or reimbursement and recapture	1.08	%(C)	1.10%	1.11%	1.11%	1.14%
Net investment income (loss) to average net assets (B)	1.08	%(C)	0.83%	0.96%	0.66%	0.73%
Portfolio turnover rate (F)	40%		40%	28%	31%	26%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica AB Dynamic Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2016 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations and variable rate notes: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2016, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2016, if any, are identified within the Schedule of Investments.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

TBA commitments held at December 31, 2016, if any, are identified within the Schedule of Investments. Open balances at December 31, 2016, if any, are included in When-issued, delayed-delivery, and forward commitment securities purchased or sold within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, and forward commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, and forward commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

4. SECURITIES AND OTHER INVESTMENTS (continued)

When-issued, delayed-delivery, and forward commitment transactions held at December 31, 2016, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, and forward commitment securities purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$4,342,569	$—	$—	$—	$4,342,569
Exchange-Traded Funds	181,297	—	—	—	181,297
Corporate Debt Securities	538,504	—	—	—	538,504
U.S. Government Agency Obligations	3,165,903	—	—	—	3,165,903
U.S. Government Obligations	4,389,915	—	—	—	4,389,915
Total Securities Lending Transactions	$12,618,188	$—	$—	$—	$12,618,188
Total Borrowings	$12,618,188	$—	$—	$—	$12,618,188

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

As of December 31, 2016, transactions in written options are as follows:

Put Options
	Amount of Premiums	Number of Contracts
Balance at December 31, 2015	$—	—
Options written	190,120	19,600
Options closed	(190,120)	(19,600)
Options expired	—	—
Options exercised	—	—
Balance at December 31, 2016	$—	—

Open option contracts at December 31, 2016, if any, are included within the Schedule of Investments.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as Net realized gain (loss) within the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as Net realized gain (loss) within the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of Net realized gain (loss) within the Statement of Operations.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swap agreements is disclosed within the Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swap agreements is included in the footnotes to the Schedule of Investments. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Open centrally cleared swap agreements at December 31, 2016, if any, are listed within the Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

Open OTC swap agreements at December 31, 2016, if any, are listed within the Schedule of Investments. The value, as applicable, is shown in OTC Swap agreements, at value within the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2016, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2016, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2016.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Centrally cleared swap agreements, at value (A) (B)	$22,036	$—	$—	$1,228,256	$—	$1,250,292
Net unrealized appreciation on futures contracts (A) (C)	64,930	—	255,196	—	—	320,126
Unrealized appreciation on forward foreign currency contracts	—	888,944	—	—	—	888,944
Total	$86,966	$888,944	$255,196	$1,228,256	$—	$2,459,362

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Centrally cleared swap agreements, at value (A) (B)	$—	$—	$—	$(1,037,533)	$—	$(1,037,533)
Net unrealized depreciation on futures contracts (A) (C)	(118,613)	—	(333,412)	—	—	(452,025)
Unrealized depreciation on forward foreign currency contracts	—	(825,471)	—	—	—	(825,471)
Total	$(118,613)	$(825,471)	$(333,412)	$(1,037,533)	$—	$(2,315,029)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within fair value of centrally cleared swap agreements as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	Included within cumulative appreciation (depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2016.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$(582,159)	$—	$—	$(582,159)
Written options and swaptions	—	—	179,830	—	—	179,830
Swap agreements	(916)	—	—	121,520	—	120,604
Futures contracts	(246,957)	—	(5,057,116)	—	—	(5,304,073)
Forward foreign currency contracts (B)	—	(998,282)	—	—	—	(998,282)
Total	$(247,873)	$(998,282)	$(5,459,445)	$121,520	$—	$(6,584,080)

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Swap agreements	$22,036	$—	$—	$445,871	$—	$467,907
Futures contracts	140,931	—	465,513	—	—	606,444
Forward foreign currency contracts (C)	—	(256,341)	—	—	—	(256,341)
Total	$162,967	$(256,341)	$465,513	$445,871	$—	$818,010

(A)	Included within Net realized gain (loss) on transactions from Investments within the Statement of Operations.
(B)	Included within Net realized gain (loss) on transactions from Foreign currency transactions within the Statement of Operations.
(C)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies within Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2016.

Purchased Options and Swaptions at value		Written Options and Swaptions at value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold
$ 35,569	$134,097	$–	$(33,802)	$14,190,787	25,830,587	(137,955)	$34,286,940	$45,378,468

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2016. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

arrangement within the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within the Statement of Assets and Liabilities		Net Amount	Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within the Statement of Assets and Liabilities		Net Amount
Counterparty		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
Barclays Bank PLC	$23,350	$(23,350)	$—	$—	$24,765	$(23,350)	$—	$1,415
BNP Paribas	298,351	(36,741)	—	261,610	36,741	(36,741)	—	—
Citibank N.A.	23,260	—	—	23,260	—	—	—	—
Credit Suisse International	43,461	(43,461)	—	—	79,823	(43,461)	—	36,362
Goldman Sachs Bank	69,587	(21,527)	—	48,060	21,527	(21,527)	—	—
JPMorgan Chase Bank, N.A.	225,176	(225,176)	—	—	245,802	(225,176)	—	20,626
Royal Bank of Scotland PLC	14,122	(14,122)	—	—	376,621	(14,122)	—	362,499
State Street Bank & Trust Co.	50,302	(27,745)	—	22,557	27,745	(27,745)	—	—
UBS AG	141,335	(12,447)	—	128,888	12,447	(12,447)	—	—
Other Derivatives (C)	1,570,418	—	—	1,570,418	1,489,558	—	—	1,489,558

Total	$2,459,362	$(404,569)	$—	$2,054,793	$2,315,029	$(404,569)	$—	$1,910,460

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented in the Schedule of Investments.

7. RISK FACTORS

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because these market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
First $250 million	0.78%	0.75%
Over $250 million	0.73%	0.70%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
1.00%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

9. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	91.82%	91.82%
Service Class	1	93.17%	93.17%

10. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 68,688,669	$ 72,824,001	$ 46,229,508	$ 93,821,638

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, swaps, passive foreign investment companies, foreign currency transactions, futures contracts, corporate actions and non-REIT return of capital adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to swaps, passive foreign investment company gains and losses, foreign currency gains and losses, paydown gain/loss, corporate actions and TIPS adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (4)	$ 809,659	$ (809,655)

As of December 31, 2016, the Portfolio had capital loss carryforwards available to offset future realized gains listed below:

Expires on December 31,	Unlimited
2017	Short-Term	Long-Term
$ 20,827,038	$ 1,795,220	$ 1,835,779

During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 5,108,323	$ —	$ —	$ 4,409,948	$ —	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$5,774,928	$—	$(24,458,037)	$—	$—	$38,454,860

12. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

13. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica AB Dynamic Allocation VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica AB Dynamic Allocation VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica AB Dynamic Allocation VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica AB Dynamic Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2016.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon Government Money Market VP

(formerly, Transamerica Aegon Money Market VP)

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,000.00	$2.21	$1,022.90	$2.24	0.44%
Service Class	1,000.00	1,000.00	2.21	1,022.90	2.24	0.44

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon Government Money Market VP

(formerly, Transamerica Aegon Money Market VP)

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Portfolio Characteristics	Years
Average Maturity §	0.26
Duration †	0.11

Asset Allocation	Percentage of Net Assets
Repurchase Agreements	41.0%
Short-Term U.S. Government Agency Obligations	32.3
U.S. Government Agency Obligations	18.9
Short-Term U.S. Government Obligations	7.9
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon Government Money Market VP

(formerly, Transamerica Aegon Money Market VP)

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 18.9%
Federal Agricultural Mortgage Corp. 0.68% (A), 04/03/2018	$ 5,500,000	$ 5,500,000
Federal Farm Credit Banks
0.72% (A), 02/13/2017	1,950,000	1,949,933
0.73% (A), 04/20/2017	300,000	299,955
0.74% (A), 08/01/2017	2,240,000	2,240,135
0.78% (A), 03/29/2017	8,175,000	8,174,082
0.79% (A), 04/17/2017	4,810,000	4,809,732
0.80% (A), 06/22/2017 - 11/13/2017	19,400,000	19,399,973
Federal Home Loan Banks
0.71% (A), 07/12/2017	11,300,000	11,300,000
0.77% (A), 06/01/2018	15,000,000	15,000,000
0.83% (A), 10/04/2017 - 10/27/2017	35,000,000	35,002,371
0.91% (A), 08/25/2017	7,800,000	7,802,211
0.94% (A), 12/18/2017	5,550,000	5,557,552
Federal National Mortgage Association 0.94% (A), 03/21/2018	6,000,000	6,020,369

Total U.S. Government Agency Obligations (Cost $123,056,313)		123,056,313

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 32.3%
Federal Agricultural Mortgage Corp.
0.69% (A), 05/09/2017	9,400,000	9,399,666
0.78% (A), 08/25/2017	9,250,000	9,250,303
Federal Farm Credit Banks 0.73% (A), 02/15/2017	19,500,000	19,499,756
Federal Farm Credit Discount Notes 0.66% (B), 08/07/2017	3,650,000	3,635,633
Federal Home Loan Bank Discount Notes
0.44% (B), 01/11/2017	9,350,000	9,348,883
0.47% (B), 01/19/2017 - 03/06/2017	24,750,000	24,737,930
0.49% (B), 01/27/2017	29,000,000	28,989,947
0.54% (B), 02/22/2017	22,000,000	21,983,158
0.55% (B), 03/22/2017	18,500,000	18,477,800
0.59% (B), 05/03/2017 - 05/05/2017	21,730,000	21,686,966
Federal Home Loan Banks
0.63% (A), 06/01/2017	9,400,000	9,399,411
0.80% (A), 04/19/2017	15,600,000	15,600,000
Federal Home Loan Mortgage Corp. Discount Notes 0.34% (B), 01/05/2017	18,450,000	18,449,313

Total Short-Term U.S. Government Agency Obligations (Cost $210,458,766)		210,458,766

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 7.9%
U.S. Treasury Bill
0.60% (B), 06/01/2017	17,500,000	17,456,692
0.65% (B), 06/22/2017	25,400,000	25,322,332
0.66% (B), 06/29/2017	9,000,000	8,970,913

Total Short-Term U.S. Government Obligations (Cost $51,749,937)		51,749,937

	Principal	Value
REPURCHASE AGREEMENTS - 41.0%

Barclays Capital, Inc. 0.50% (B), dated 12/30/2016, to be repurchased at $53,902,994 on 01/03/2017. Collateralized by U.S. Government Agency Obligations, 3.76% - 6.91%, due 12/20/2028 - 11/25/2046, and with a total value of $54,978,000.

	$ 53,900,000	$ 53,900,000
Barclays Capital, Inc. 0.76% (B), dated 12/09/2016, to be repurchased at $26,832,644 on 02/07/2017. Collateralized by U.S. Government Agency Obligations, 3.74% - 6.96%, due 05/25/2035 - 09/15/2046, and with a total value of $27,336,000.(C)	26,800,000	26,800,000
Deutsche Bank Securities, Inc. 0.51% (B), dated 12/30/2016, to be repurchased at $10,000,567 on 01/03/2017. Collateralized by a U.S. Government Agency Obligation, 1.75%, due 06/20/2019, and with a value of $10,200,857.	10,000,000	10,000,000
Goldman Sachs & Co. 0.44% (B), dated 12/30/2016, to be repurchased at $27,001,320 on 01/03/2017. Collateralized by U.S. Government Agency Obligations, 2.50% - 4.00%, due 07/01/2027 - 07/01/2045, and with a total value of $27,540,000.	27,000,000	27,000,000
ING Financial Markets LLC 0.46% (B), dated 12/30/2016, to be repurchased at $35,601,820 on 01/03/2017. Collateralized by U.S. Government Agency Obligations, 2.13% - 3.00%, due 05/20/2034 - 05/20/2045, and with a total value of $36,312,268.	35,600,000	35,600,000
Jefferies LLC 0.48% (B), dated 12/30/2016, to be repurchased at $33,201,771 on 01/03/2017. Collateralized by U.S. Government Agency Obligations, 3.00% - 6.15%, due 07/01/2046 - 08/15/2057, and with a total value of $33,864,000.	33,200,000	33,200,000
Nomura Securities International, Inc. 0.51% (B), dated 12/30/2016, to be repurchased at $80,504,562 on 01/03/2017. Collateralized by U.S. Government Agency Obligations, 1.45% - 9.00%, due 01/15/2017 - 04/20/2066, and with a total value of $82,110,000.	80,500,000	80,500,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon Government Money Market VP

(formerly, Transamerica Aegon Money Market VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
REPURCHASE AGREEMENTS (continued)

State Street Bank & Trust Co.
0.03% (B), dated 12/30/2016, to be repurchased at $145,222 on 01/03/2017. Collateralized by a U.S. Government Obligation, 2.00%, due 02/15/2025, and with a value of $151,467.

	$ 145,222	$ 145,222

Total Repurchase Agreements (Cost $267,145,222)		267,145,222

Total Investments (Cost $652,410,238) (D)		652,410,238
Net Other Assets (Liabilities) - (0.1)%		(816,706)

Net Assets - 100.0%		$ 651,593,532

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
U.S. Government Agency Obligations	$—	$123,056,313	$—	$123,056,313
Short-Term U.S. Government Agency Obligations	—	210,458,766	—	210,458,766
Short-Term U.S. Government Obligations	—	51,749,937	—	51,749,937
Repurchase Agreements	—	267,145,222	—	267,145,222

Total Investments	$—	$652,410,238	$—	$652,410,238

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2016.
(B)	Rates disclosed reflect the yields at December 31, 2016.
(C)	Illiquid security. At December 31, 2016, value of the illiquid security is $26,800,000, representing 4.1% of the Portfolio’s net assets.
(D)	Aggregate cost for federal income tax purposes is $652,410,238.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon Government Money Market VP

(formerly, Transamerica Aegon Money Market VP)

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Investments, at value (cost $385,265,016)	$385,265,016
Repurchase agreement, at value (cost $267,145,222)	267,145,222
Receivables and other assets:
Shares of beneficial interest sold	688,806
Interest	128,355
Due from distributor	36,245

Total assets	653,263,644

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	1,295,480
Investment management fees	185,803
Distribution and service fees	93,447
Transfer agent costs	1,614
Trustees, CCO and deferred compensation fees	707
Audit and tax fees	16,038
Custody fees	26,033
Legal fees	8,601
Printing and shareholder reports fees	35,841
Other	6,548

Total liabilities	1,670,112

Net assets	$651,593,532

Net assets consist of:
Capital stock ($0.01 par value)	$6,515,946
Additional paid-in capital	645,077,586

Net assets	$651,593,532

Net assets by class:
Initial Class	$216,616,018
Service Class	434,977,514

Shares outstanding:
Initial Class	216,617,528
Service Class	434,977,086

Net asset value and offering price per share:
Initial Class	$1.00
Service Class	1.00

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Interest income	$3,131,895

Total investment income	3,131,895

Expenses:
Investment advisory fees	412,585
Investment management fees	1,693,865
Distribution and service fees:
Service Class	1,129,168
Administration fees	35,364
Transfer agent costs	10,321
Trustees, CCO and deferred compensation fees	17,271
Audit and tax fees	25,156
Custody fees	159,881
Legal fees	36,716
Printing and shareholder reports fees	39,665
Other	27,744

Total expenses before waiver and/or reimbursement and recapture	3,587,736

Expenses waived and/or reimbursed:
Initial Class	(10,571)
Service Class	(713,079)
Recapture of previously waived and/or reimbursed fees:
Initial Class	251,313
Service Class	61,038
Reimbursement of custody fees (A)	(79,358)

Net expenses	3,097,079

Net investment income (loss)	34,816

Net increase (decrease) in net assets resulting from operations	$34,816

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon Government Money Market VP

(formerly, Transamerica Aegon Money Market VP)

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$34,816	$34,411

Net increase (decrease) in net assets resulting from operations	34,816	34,411

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(12,841)	(11,710)
Service Class	(23,082)	(21,595)

Total dividends and/or distributions from net investment income	(35,923)	(33,305)

Capital share transactions:
Proceeds from shares sold:
Initial Class	87,519,302	122,551,241
Service Class	210,758,740	299,324,991

	298,278,042	421,876,232

Dividends and/or distributions reinvested:
Initial Class	12,862	11,731
Service Class	23,123	21,632

	35,985	33,363

Cost of shares redeemed:
Initial Class	(103,051,689)	(129,719,949)
Service Class	(226,835,241)	(275,521,624)

	(329,886,930)	(405,241,573)

Net increase (decrease) in net assets resulting from capital share transactions	(31,572,903)	16,668,022

Net increase (decrease) in net assets	(31,574,010)	16,669,128

Net assets:
Beginning of year	683,167,542	666,498,414

End of year	$651,593,532	$683,167,542

Undistributed (distributions in excess of) net investment income (loss)	$—	$1,106

Capital share transactions - shares:
Shares issued:
Initial Class	87,519,302	122,551,241
Service Class	210,758,740	299,324,991

	298,278,042	421,876,232

Shares reinvested:
Initial Class	12,862	11,731
Service Class	23,123	21,632

	35,985	33,363

Shares redeemed:
Initial Class	(103,051,689)	(129,719,949)
Service Class	(226,835,241)	(275,521,624)

	(329,886,930)	(405,241,573)

Net increase (decrease) in shares outstanding:
Initial Class	(15,519,525)	(7,156,977)
Service Class	(16,053,378)	23,824,999

	(31,572,903)	16,668,022

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon Government Money Market VP

(formerly, Transamerica Aegon Money Market VP)

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015		December 31, 2014		December 31, 2013		December 31, 2012
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Investment operations:
Net investment income (loss) (A)	0.00	(B)(C)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)

Total investment operations	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)

Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total return (D)	0.01%		0.01%		0.01%		0.00	%(E)	0.00	%(E)

Ratio and supplemental data:
Net assets end of year (000’s)	$216,616		$232,137		$239,293		$256,856		$281,912
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.36%		0.42%		0.42%		0.42%		0.42%
Including waiver and/or reimbursement and recapture (F)	0.45	%(C)	0.29%		0.23%		0.26%		0.30%
Net investment income (loss) to average net assets	0.01	%(C)	0.01%		0.00	%(E)	0.01%		0.01%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Rounds to less than 0.01% or (0.01)%.
(F)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015		December 31, 2014		December 31, 2013		December 31, 2012
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Investment operations:
Net investment income (loss) (A)	0.00	(B)(C)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)

Total investment operations	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)

Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total return (D)	0.01%		0.01%		0.01%		0.00	%(E)	0.00	%(E)

Ratio and supplemental data:
Net assets end of year (000’s)	$434,978		$451,031		$427,205		$376,622		$325,394
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.61%		0.67%		0.67%		0.67%		0.67%
Including waiver and/or reimbursement and recapture (F)	0.46	%(C)	0.29%		0.23%		0.25%		0.30%
Net investment income (loss) to average net assets	0.01	%(C)	0.01%		0.00	%(E)	0.01%		0.01%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Rounds to less than 0.01% or (0.01)%.
(F)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon Government Money Market VP

(formerly, Transamerica Aegon Money Market VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective May 1, 2016, Transamerica Aegon Money Market VP changed its name to Transamerica Aegon Government Money Market VP (the “Portfolio”). The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

Transamerica Funds	Annual Report 2016

Transamerica Aegon Government Money Market VP

(formerly, Transamerica Aegon Money Market VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2016 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon Government Money Market VP

(formerly, Transamerica Aegon Money Market VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio values all security positions using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

4. SECURITIES AND OTHER INVESTMENTS

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2016, if any, are identified within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon Government Money Market VP

(formerly, Transamerica Aegon Money Market VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK FACTORS

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Money market reform risk: The Portfolio operates as a “government” money market portfolio under new federal regulations. The Portfolio continues to use the special pricing and valuation conventions that currently facilitate a stable share price of $1.00, although there is no guarantee that the Portfolio will be able to maintain a $1.00 share price. The Portfolio does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “gates” on Portfolio redemptions, as permitted under the new regulations. However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the Portfolio to impose such fees and gates in the future.

Money market risk: There is no assurance a money market fund will avoid principal losses if its holdings default or are downgraded or if interest rates rise sharply in an unusually short period. In addition, a money market fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of an investment, it is possible to lose money by investing in it.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon Government Money Market VP

(formerly, Transamerica Aegon Money Market VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Current Management Fee	Management Fee Effective March 1, 2016 Through May 1, 2016	Advisory Fee Prior to March 1, 2016
First $1 billion	0.28%	0.38%	0.35%
Over $1 billion up to $3 billion	0.27%	0.38%	0.35%
Over $3 billion	0.26%	0.38%	0.35%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit (A)	Operating Expense Limit Effective Through
0.48%	May 1, 2017

(A)	Prior to May 1, 2016, the expense limit was 0.57%.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, the are no amounts available to recapture by TAM due to the operating expense limitation.

TAM, on a voluntary basis and in addition to the contractual waivers in effect from time to time, has agreed to waive fees and/or reimburse expenses of one of more classes of the Portfolio to such level(s) as the Trust’s officers have determined, or may reasonably determine from time to time, in order to prevent a negative yield. Any such waiver or expense reimbursement may be discontinued by TAM at any time. TAM is entitled to recapture any amounts so waived or reimbursed upon the Portfolio, or any classes thereof, attaining such yield as the Trust’s officers reasonably determine.

Once the Portfolio, or any classes thereof, has maintained a daily positive yield for a reasonable amount of time, as determined by TAM, TAM is entitled to reimbursement by the Portfolio, or any classes thereof, of the fees waived and/or expenses reimbursed by TAM or any of its affiliates to the Portfolio, or any classes thereof, during any of the previous thirty-six (36) months. Waived and/or reimbursed expenses related to the maintenance of yield are included in Expenses waived and/or reimbursed within the Statement of Operations.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon Government Money Market VP

(formerly, Transamerica Aegon Money Market VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the years ended December 31, 2016, December 31, 2015 and December 31, 2014, the amounts waived by TAM due to the maintenance of the yield are as follows:

	Amounts Waived from Fiscal Years
Class	2014	2015	2016	Total
Initial Class	$ 469,514	$ 298,925	$ 10,571	$ 779,010
Service Class	1,738,299	1,600,734	713,079	4,052,112

As of December 31, 2016, the balances available for recapture by TAM due to the maintenance of the yield are as follows:

	Amounts Available from Fiscal Years
Class	2014	2015	2016	Total
Initial Class	$ 469,514	$ 298,925	$ 10,571	$ 779,010
Service Class	1,738,299	1,600,734	713,079	4,052,112

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon Government Money Market VP

(formerly, Transamerica Aegon Money Market VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	83.57%	83.57%
Service Class	1	88.42%	88.42%

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distributions in excess of current earnings. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (1)	$ 1	$ —

As of December 31, 2016, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 35,923	$ —	$ —	$ 33,305	$ —	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ —	$ —	$ —	$ —	$ —

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon Government Money Market VP

(formerly, Transamerica Aegon Money Market VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

10. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Aegon Government Money Market VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Aegon Government Money Market VP (formerly Transamerica Aegon Money Market VP) (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Aegon Government Money Market VP (formerly Transamerica Aegon Money Market VP) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon Government Money Market VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2016.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon High Yield Bond VP

(unaudited)

MARKET ENVIRONMENT

U.S. high-yield debt had a blockbuster year in 2016. Total returns, as measured by the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index, exceeded 17%, making it the best performing fixed-income asset class, and with relatively low volatility, the sector has offered some of the best risk-adjusted returns available to investors.

The start of the year was dominated by concerns over China’s weakening growth outlook, continued deterioration in commodity prices – crude oil prices fell to the lowest levels in over a decade – and increased default expectations for the high yield sector. Concerns over China faded quickly as their government’s late-2015 fiscal stimulus resulted in a higher demand for hard metals by the first quarter. While defaults did materialize early in the year, an improving commodity outlook and change in tone from the Organization of Petroleum Exporting Countries (“OPEC”) led to a significant rally in commodity prices as well as high-yield commodity bonds, setting the stage for the rally that followed. During the period, strength was sustained even as defaults weighed on the market.

The market’s supply/demand balance was a dominant theme over the year; demand consistently outstripped new issue supply. Even though total fixed-income issuance breached record levels, high-yield new issue volume declined year-over-year, for the third consecutive year. Still, 2016’s $280 billion in gross new issuance was the sixth largest on record. Of 2016’s issuance, the bulk was in the BBB-to-B range of the credit spectrum. CCC (and lower) volumes were the lowest since 2003. New issue loan volume totaled $441 billion, a 36% increase from 2015’s total issuance of $325.8 billion and the third largest annual volume on record, trailing only 2013’s record high $670 billion and 2014’s $467 billion.

Interestingly, the use of proceeds for 2016’s issuance reveals that refinancing activity dominated, amid record low interest rates and tight spreads. Acquisition-related issuance fell to a seven-year low, accounting for only 15% of total issuance.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Aegon High Yield Bond VP, Initial Class returned 15.34%. By comparison, its benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index, returned 17.13%.

STRATEGY REVIEW

At the ratings level, performance was driven by selection decisions in B and CCC-rated credits, which detracted the most from excess returns, yet holding a core underweight to BBs provided a positive offset. BB-rated holdings provided the largest active contribution to returns, though strong security selection in our small allocation to not-rated bonds was also additive to returns.

At the sector level, communications, consumer cyclical and capital goods were the largest contributors to excess returns, but the positives were more than offset by the largest detractors – energy, consumer non-cyclical and utilities. Energy was an underweight during the year, due to Aegon USA Investment Management, LLC’s view that potential risks in the sector outweighed the potential rewards. Even so, the sector – led by many of the most leveraged names – rallied strongly.

Kevin Bakker, CFA

Benjamin D. Miller, CFA

James K. Schaeffer, Jr.

Derek Thoms

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon High Yield Bond VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	15.34%	7.52%	6.62%	06/01/1998
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (A)	17.13%	7.36%	7.55%
Service Class	15.00%	7.26%	6.37%	05/01/2003

(A) The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which is included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investments in high-yield bonds (“junk bonds”) may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when the interest rate increases.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon High Yield Bond VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,077.30	$3.29	$1,022.00	$3.20	0.63%
Service Class	1,000.00	1,076.50	4.59	1,020.70	4.47	0.88

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

(unaudited)

Portfolio Characteristics	Years
Average Maturity §	6.26
Duration †	3.86

Credit Quality ‡	Percentage of Net Assets
AAA	1.6%
BBB	7.6
BB	34.5
B	42.4
CCC and Below	9.1
NR (Not Rated)	10.8
Net Other Assets (Liabilities)	(6.0)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES - 93.6%
Aerospace & Defense - 1.1%
Bombardier, Inc.
6.00%, 10/15/2022 (A)	$ 1,167,000	$ 1,096,980
6.13%, 01/15/2023 (A)	470,000	448,098
7.50%, 03/15/2025 (A)	601,000	593,800
7.75%, 03/15/2020 (A)	386,000	406,265
Triumph Group, Inc. 5.25%, 06/01/2022	820,000	764,650

		3,309,793

Airlines - 2.4%
American Airlines Group, Inc.
4.63%, 03/01/2020 (A) (B)	360,000	364,500
5.50%, 10/01/2019 (A)	1,409,000	1,454,793
American Airlines Pass-Through Trust
5.60%, 01/15/2022 (A)	666,356	691,345
5.63%, 01/15/2021 (A)	415,082	429,610
6.00%, 01/15/2017 (A)	194,871	195,114
6.13%, 07/15/2018 (A)	676,000	702,229
Continental Airlines Pass-Through Trust
5.50%, 04/29/2022	304,728	314,631
6.13%, 04/29/2018	221,000	229,840
6.90%, 10/19/2023	1,150,652	1,204,272
United Airlines Pass-Through Trust 4.63%, 03/03/2024	268,555	274,598
US Airways Pass-Through Trust
5.38%, 05/15/2023	188,925	200,261
5.45%, 06/03/2018	320,000	318,400
6.75%, 12/03/2022	527,293	573,431

		6,953,024

Auto Components - 0.2%
Goodyear Tire & Rubber Co. 5.00%, 05/31/2026	525,000	522,606

Automobiles - 0.2%
Fiat Chrysler Automobiles NV 5.25%, 04/15/2023 (B)	560,000	570,248

Banks - 3.4%
Bank of America Corp. 8.00% (C), 01/30/2018 (D)	1,140,000	1,171,350
Barclays PLC
6.63% (C), 09/15/2019 (B) (D)	1,435,000	1,343,694
8.25% (C), 12/15/2018 (B) (D)	448,000	466,065
BNP Paribas SA
6.75% (C), 03/14/2022 (A) (D)	278,000	274,178
7.63% (C), 03/30/2021 (A) (B) (D)	475,000	501,173
CIT Group, Inc.
4.25%, 08/15/2017	571,000	578,851
5.25%, 03/15/2018	185,000	191,706
5.50%, 02/15/2019 (A)	177,000	186,735
Citigroup, Inc. 6.30% (C), 05/15/2024 (D)	1,586,000	1,572,519
JPMorgan Chase & Co. 7.90% (C), 04/30/2018 (D)	1,251,000	1,295,410
Lloyds Banking Group PLC 7.50% (C), 06/27/2024 (B) (D)	1,075,000	1,107,250
Royal Bank of Scotland Group PLC 8.63% (C), 08/15/2021 (D)	440,000	448,800
Societe Generale SA 7.38% (C), 09/13/2021 (A) (B) (D)	550,000	549,076

		9,686,807

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Beverages - 0.8%
Cott Beverages, Inc.
5.38%, 07/01/2022	$ 1,432,000	$ 1,457,060
6.75%, 01/01/2020	825,000	854,906

		2,311,966

Biotechnology - 0.2%
Concordia International Corp.
7.00%, 04/15/2023 (A) (B)	405,000	127,575
9.00%, 04/01/2022 (A)	198,000	167,805
9.50%, 10/21/2022 (A) (B)	578,000	205,190

		500,570

Building Products - 3.5%
Associated Materials LLC / AMH New Finance, Inc. 9.00%, 01/01/2024 (A)	3,360,000	3,360,000
Boise Cascade Co. 5.63%, 09/01/2024 (A)	555,000	550,837
Builders FirstSource, Inc.
5.63%, 09/01/2024 (A)	666,000	669,330
10.75%, 08/15/2023 (A)	1,364,000	1,565,190
Griffon Corp. 5.25%, 03/01/2022	1,860,000	1,884,645
Norbord, Inc. 6.25%, 04/15/2023 (A)	818,000	846,630
Ply Gem Industries, Inc. 6.50%, 02/01/2022	1,313,000	1,352,829

		10,229,461

Capital Markets - 1.4%
Credit Suisse Group AG
6.25% (C), 12/18/2024 (A) (D)	166,000	161,551
7.50% (C), 12/11/2023 (A) (D)	1,607,000	1,681,324
Deutsche Bank AG 7.50% (C), 04/30/2025 (B) (D)	800,000	731,625
Goldman Sachs Capital II 4.00% (C), 01/30/2017 (D)	169,000	137,919
Morgan Stanley
5.45% (C), 07/15/2019 (D)	977,000	967,230
5.55% (C), 07/15/2020 (B) (D)	390,000	394,387

		4,074,036

Chemicals - 1.2%
Hexion, Inc.
6.63%, 04/15/2020	2,323,000	2,055,855
10.00%, 04/15/2020	458,000	455,710
Tronox Finance LLC
6.38%, 08/15/2020 (B)	338,000	316,030
7.50%, 03/15/2022 (A)	812,000	757,190

		3,584,785

Commercial Services & Supplies - 0.6%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.25%, 03/15/2025 (A) (B)	267,000	248,978
5.50%, 04/01/2023 (B)	1,182,000	1,161,315
United Rentals North America, Inc. 5.50%, 05/15/2027	300,000	297,750

		1,708,043

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Construction & Engineering - 1.8%
Abengoa Finance SA 7.75%, 02/01/2020 (A) (E) (F) (G)	$ 350,000	$ 15,750
Abengoa Greenfield SA 6.50%, 10/01/2019 (A) (E) (F) (G)	558,000	25,110
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.88%, 02/15/2021 (A)	1,754,000	1,688,225
Brookfield Residential Properties, Inc.
6.38%, 05/15/2025 (A) (B)	991,000	988,523
6.50%, 12/15/2020 (A)	256,000	261,760
K Hovnanian Enterprises, Inc.
7.25%, 10/15/2020 (A)	1,204,000	1,135,131
9.13%, 11/15/2020 (A)	1,442,000	1,153,600

		5,268,099

Consumer Finance - 3.9%
Ally Financial, Inc.
5.75%, 11/20/2025 (B)	481,000	479,798
7.50%, 09/15/2020	894,000	1,002,397
8.00%, 03/15/2020	294,000	332,955
Altice Financing SA
6.63%, 02/15/2023 (A)	730,000	750,075
7.50%, 05/15/2026 (A)	807,000	839,280
Altice US Finance I Corp. 5.38%, 07/15/2023 (A)	340,000	352,750
Navient Corp.
4.88%, 06/17/2019, MTN	413,000	427,455
5.00%, 06/15/2018, MTN	440,000	440,000
5.00%, 10/26/2020	209,000	213,180
5.88%, 10/25/2024	743,000	705,850
6.63%, 07/26/2021	441,000	466,358
OneMain Financial Holdings LLC
6.75%, 12/15/2019 (A)	601,000	626,543
7.25%, 12/15/2021 (A)	1,138,000	1,186,365
Springleaf Finance Corp.
5.25%, 12/15/2019	645,000	649,837
6.00%, 06/01/2020	823,000	834,316
7.75%, 10/01/2021 (B)	1,812,000	1,911,660

		11,218,819

Containers & Packaging - 2.4%
ARD Finance SA 7.13%, 09/15/2023 Cash Rate 7.125% (A) (H)	660,000	651,750
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
3.96% (C), 12/15/2019 (A)	1,460,000	1,481,900
7.25%, 05/15/2024 (A)	200,000	210,750
Ball Corp.
4.38%, 12/15/2020	348,000	363,660
5.25%, 07/01/2025	553,000	577,885
Coveris Holdings SA 7.88%, 11/01/2019 (A)	1,030,000	1,022,275
Owens-Brockway Glass Container, Inc.
5.88%, 08/15/2023 (A)	513,000	534,803
6.38%, 08/15/2025 (A)	178,000	187,790
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.13%, 07/15/2023 (A)	341,000	348,246

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Containers & Packaging (continued)
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (continued)
5.75%, 10/15/2020	$ 689,000	$ 710,531
6.88%, 02/15/2021	508,786	523,541
7.00%, 07/15/2024 (A)	177,000	188,173

		6,801,304

Diversified Financial Services - 1.6%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 4.63%, 10/30/2020	150,000	156,000
CIT Group, Inc. 5.00%, 05/15/2018 (A)	165,000	167,063
Glen Meadow Pass-Through Trust 6.51% (C), 02/12/2067 (A)	2,327,000	1,797,607
ILFC E-Capital Trust I 4.67% (C), 12/21/2065 (A)	1,777,000	1,559,317
Jefferies Finance LLC / JFIN Co-Issuer Corp. 7.50%, 04/15/2021 (A)	848,000	839,520

		4,519,507

Diversified Telecommunication Services - 8.3%
CenturyLink, Inc.
6.45%, 06/15/2021	629,000	662,022
7.50%, 04/01/2024	242,000	254,100
7.60%, 09/15/2039	1,585,000	1,382,912
7.65%, 03/15/2042	3,213,000	2,811,375
Frontier Communications Corp.
6.88%, 01/15/2025	110,000	93,225
7.63%, 04/15/2024	1,414,000	1,265,530
9.00%, 08/15/2031	1,383,000	1,179,007
10.50%, 09/15/2022	405,000	425,777
11.00%, 09/15/2025	110,000	113,575
Hughes Satellite Systems Corp.
5.25%, 08/01/2026 (A)	118,000	115,640
6.50%, 06/15/2019	159,000	172,913
6.63%, 08/01/2026 (A)	620,000	623,100
7.63%, 06/15/2021	2,531,000	2,777,772
Intelsat Jackson Holdings SA
7.25%, 04/01/2019 (B)	1,038,000	871,920
7.50%, 04/01/2021 (B)	287,000	218,838
8.00%, 02/15/2024 (A) (B)	185,000	190,088
SFR Group SA 7.38%, 05/01/2026 (A)	1,391,000	1,425,775
Sprint Capital Corp.
6.90%, 05/01/2019	590,000	624,662
8.75%, 03/15/2032	446,000	490,600
UPCB Finance IV, Ltd. 5.38%, 01/15/2025 (A)	925,000	931,937
Virgin Media Finance PLC
5.75%, 01/15/2025 (A)	1,092,000	1,094,730
6.38%, 04/15/2023 (A)	1,922,000	1,996,477
Virgin Media Secured Finance PLC
5.25%, 01/15/2026 (A)	400,000	395,000
5.50%, 08/15/2026 (A)	245,000	244,388
Wind Acquisition Finance SA
4.75%, 07/15/2020 (A)	1,040,000	1,047,800
7.38%, 04/23/2021 (A)	1,641,000	1,706,640

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Windstream Services LLC
6.38%, 08/01/2023	$ 210,000	$ 187,425
7.50%, 04/01/2023 (B)	369,000	355,163
7.75%, 10/01/2021 (B)	473,000	486,244

		24,144,635

Electric Utilities - 1.7%
Elwood Energy LLC 8.16%, 07/05/2026	1,156,097	1,294,828
Homer City Generation, LP
8.14%, 10/01/2019 (E) (G)	245,642	105,626
8.73%, 10/01/2026 (E) (G)	1,987,865	854,782
Red Oak Power LLC 9.20%, 11/30/2029	1,980,000	2,056,725
Terraform Global Operating LLC 9.75%, 08/15/2022 (A)	615,000	656,513

		4,968,474

Electronic Equipment, Instruments & Components - 0.6%
Belden, Inc. 5.50%, 09/01/2022 (A)	1,023,000	1,053,690
Sanmina Corp. 4.38%, 06/01/2019 (A)	699,000	718,223

		1,771,913

Energy Equipment & Services - 3.3%
CSI Compressco, LP / CSI Compressco Finance, Inc. 7.25%, 08/15/2022	1,020,000	963,900
Genesis Energy, LP / Genesis Energy Finance Corp. 6.75%, 08/01/2022	1,076,000	1,117,964
Noble Holding International, Ltd.
6.05%, 03/01/2041	527,000	363,630
8.20%, 04/01/2045	449,000	373,793
NuStar Logistics, LP
4.80%, 09/01/2020	828,000	830,070
6.75%, 02/01/2021	461,000	497,880
8.15%, 04/15/2018	647,000	690,672
Rowan Cos., Inc.
4.88%, 06/01/2022 (B)	810,000	765,450
7.38%, 06/15/2025	90,000	91,800
Sabine Pass Liquefaction LLC
5.63%, 02/01/2021 - 03/01/2025	1,596,000	1,707,720
5.88%, 06/30/2026 (A)	705,000	759,637
Weatherford International LLC 6.80%, 06/15/2037	680,000	557,600
Weatherford International, Ltd. 6.75%, 09/15/2040	843,000	674,400

		9,394,516

Equity Real Estate Investment Trusts - 1.5%
CBL & Associates, LP
5.25%, 12/01/2023	1,089,000	1,070,790
5.95%, 12/15/2026	386,000	388,550
Communications Sales & Leasing, Inc. / CSL Capital LLC
7.13%, 12/15/2024 (A)	309,000	312,090
8.25%, 10/15/2023	999,000	1,058,940
Iron Mountain US Holdings, Inc. 5.38%, 06/01/2026 (A)	507,000	490,522

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
Iron Mountain, Inc. 4.38%, 06/01/2021 (A)	$ 309,000	$ 315,952
Starwood Property Trust, Inc. 5.00%, 12/15/2021 (A)	244,000	247,270
VEREIT Operating Partnership, LP 4.13%, 06/01/2021	330,000	334,950

		4,219,064

Food & Staples Retailing - 1.1%
Albertsons Cos. LLC / Safeway, Inc.
5.75%, 03/15/2025 (A)	510,000	504,900
6.63%, 06/15/2024 (A)	786,000	819,405
Rite Aid Corp.
6.13%, 04/01/2023 (A)	435,000	467,625
6.75%, 06/15/2021	1,348,000	1,415,400

		3,207,330

Food Products - 1.1%
JBS USA LUX SA / JBS USA Finance, Inc.
5.75%, 06/15/2025 (A)	930,000	941,625
7.25%, 06/01/2021 (A)	909,000	940,824
Pilgrim’s Pride Corp. 5.75%, 03/15/2025 (A)	363,000	362,093
Post Holdings, Inc. 8.00%, 07/15/2025 (A)	894,000	1,001,280

		3,245,822

Gas Utilities - 0.3%
Ferrellgas, LP / Ferrellgas Finance Corp. 6.75%, 06/15/2023	898,000	882,285

Health Care Equipment & Supplies - 1.9%
DJO Finco, Inc. / DJO Finance LLC 8.13%, 06/15/2021 (A)	1,373,000	1,191,077
Hologic, Inc. 5.25%, 07/15/2022 (A)	735,000	773,588
Mallinckrodt International Finance SA 4.75%, 04/15/2023	1,203,000	1,046,610
Mallinckrodt International Finance SA / Mallinckrodt CB LLC
5.50%, 04/15/2025 (A)	552,000	494,040
5.75%, 08/01/2022 (A) (B)	986,000	949,025
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA 6.63%, 05/15/2022 (A)	1,174,000	1,041,925

		5,496,265

Health Care Providers & Services - 5.8%
CHS / Community Health Systems, Inc.
5.13%, 08/01/2021 (B)	150,000	139,125
6.88%, 02/01/2022	1,911,000	1,328,145
7.13%, 07/15/2020 (B)	2,061,000	1,566,978
8.00%, 11/15/2019 (B)	730,000	605,900
DaVita, Inc.
5.13%, 07/15/2024	493,000	491,767
5.75%, 08/15/2022	777,000	811,965
HCA Holdings, Inc. 6.25%, 02/15/2021	831,000	894,364
HCA, Inc.
5.25%, 04/15/2025 - 06/15/2026	1,736,000	1,805,500
5.88%, 02/15/2026	405,000	417,150
7.50%, 02/15/2022	1,799,000	2,041,865

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
HealthSouth Corp. 5.75%, 11/01/2024 - 09/15/2025	$ 1,378,000	$ 1,387,927
LifePoint Health, Inc.
5.38%, 05/01/2024 (A)	900,000	881,550
5.88%, 12/01/2023	453,000	458,663
Tenet Healthcare Corp.
4.38%, 10/01/2021	515,000	510,494
5.00%, 03/01/2019	580,000	565,500
6.00%, 10/01/2020	341,000	357,198
6.75%, 06/15/2023 (B)	369,000	325,643
8.13%, 04/01/2022	1,658,000	1,564,323
Universal Health Services, Inc. 4.75%, 08/01/2022 (A)	531,000	537,637

		16,691,694

Hotels, Restaurants & Leisure - 5.2%
Boyd Gaming Corp.
6.38%, 04/01/2026 (A)	165,000	177,705
6.88%, 05/15/2023	1,093,000	1,174,975
FelCor Lodging, LP 5.63%, 03/01/2023	950,000	969,000
International Game Technology PLC 6.50%, 02/15/2025 (A)	2,178,000	2,335,905
Lions Gate Entertainment Corp. 5.88%, 11/01/2024 (A)	94,000	95,410
MGM Resorts International
6.00%, 03/15/2023	1,537,000	1,659,960
6.63%, 12/15/2021	509,000	568,808
6.75%, 10/01/2020	285,000	317,063
11.38%, 03/01/2018	336,000	372,960
NCL Corp., Ltd.
4.63%, 11/15/2020 (A)	967,000	983,922
4.75%, 12/15/2021 (A)	538,000	537,666
Rivers Pittsburgh Borrower, LP / Rivers Pittsburgh Finance Corp. 6.13%, 08/15/2021 (A)	663,000	677,918
Scientific Games International, Inc.
7.00%, 01/01/2022 (A)	260,000	278,850
10.00%, 12/01/2022	2,623,000	2,609,885
Viking Cruises, Ltd.
6.25%, 05/15/2025 (A)	648,000	602,640
8.50%, 10/15/2022 (A)	1,581,000	1,640,287

		15,002,954

Household Durables - 2.6%
Beazer Homes USA, Inc.
7.50%, 09/15/2021	1,691,000	1,733,275
8.75%, 03/15/2022 (A)	322,000	347,760
KB Home
7.00%, 12/15/2021	1,231,000	1,298,705
7.25%, 06/15/2018	178,000	188,680
7.63%, 05/15/2023	812,000	850,570
Meritage Homes Corp.
4.50%, 03/01/2018	1,000	1,015
7.00%, 04/01/2022	450,000	487,125
7.15%, 04/15/2020	1,327,000	1,439,795

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Household Durables (continued)
Tempur Sealy International, Inc.
5.50%, 06/15/2026	$ 485,000	$ 487,425
5.63%, 10/15/2023	779,000	804,317

		7,638,667

Household Products - 0.4%
Kronos Acquisition Holdings, Inc. 9.00%, 08/15/2023 (A)	1,246,000	1,242,885

Independent Power & Renewable Electricity Producers - 2.7%
Calpine Corp.
5.25%, 06/01/2026 (A)	609,000	599,865
5.75%, 01/15/2025 (B)	705,000	680,325
6.00%, 01/15/2022 (A)	1,180,000	1,233,100
Dynegy, Inc.
6.75%, 11/01/2019	302,000	307,285
7.63%, 11/01/2024 (B)	880,000	811,800
8.00%, 01/15/2025 (A)	652,000	611,250
NRG Energy, Inc.
6.63%, 01/15/2027 (A)	518,000	489,510
7.25%, 05/15/2026 (A)	1,581,000	1,573,095
7.88%, 05/15/2021 (B)	1,438,000	1,499,115

		7,805,345

Insurance - 1.3%
Genworth Holdings, Inc.
4.90%, 08/15/2023	128,000	105,600
7.20%, 02/15/2021	48,000	43,820
7.63%, 09/24/2021	1,308,000	1,206,630
Lincoln National Corp. 3.26% (C), 05/17/2066	2,884,000	2,336,040

		3,692,090

IT Services - 0.8%
First Data Corp.
5.00%, 01/15/2024 (A)	394,000	396,096
5.75%, 01/15/2024 (A)	803,000	828,600
6.75%, 11/01/2020 (A)	810,000	840,375
7.00%, 12/01/2023 (A)	355,000	378,075

		2,443,146

Machinery - 1.5%
CNH Industrial Capital LLC 3.88%, 07/16/2018 - 10/15/2021	1,050,000	1,052,437
Cortes NP Acquisition Corp. 9.25%, 10/15/2024 (A)	553,000	586,180
Meritor, Inc.
6.25%, 02/15/2024	657,000	643,860
6.75%, 06/15/2021	245,000	250,513
Novelis Corp.
5.88%, 09/30/2026 (A)	309,000	312,090
6.25%, 08/15/2024 (A)	160,000	169,600
Wise Metals Group LLC / Wise Alloys Finance Corp. 8.75%, 12/15/2018 (A)	585,000	608,400
Xerium Technologies, Inc. 9.50%, 08/15/2021 (A)	636,000	634,410

		4,257,490

Media - 7.7%
Cablevision Systems Corp.
5.88%, 09/15/2022	142,000	138,450

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
Cablevision Systems Corp. (continued)
7.75%, 04/15/2018	$ 998,000	$ 1,052,890
8.00%, 04/15/2020 (B)	1,133,000	1,243,467
8.63%, 09/15/2017	300,000	312,000
CCO Holdings LLC / CCO Holdings Capital Corp.
5.13%, 02/15/2023	780,000	801,450
5.50%, 05/01/2026 (A)	273,000	278,460
5.75%, 02/15/2026 (A)	110,000	113,850
Cequel Communications Holdings I LLC / Cequel Capital Corp. 7.75%, 07/15/2025 (A) (B)	400,000	440,000
Clear Channel Worldwide Holdings, Inc.
6.50%, 11/15/2022	1,619,000	1,630,182
7.63%, 03/15/2020	3,138,000	3,130,118
CSC Holdings LLC
6.63%, 10/15/2025 (A)	249,000	272,033
10.13%, 01/15/2023 (A)	449,000	518,595
10.88%, 10/15/2025 (A)	575,000	684,250
DISH DBS Corp.
5.00%, 03/15/2023	284,000	282,580
5.88%, 11/15/2024	795,000	818,055
7.75%, 07/01/2026	1,342,000	1,513,105
7.88%, 09/01/2019	1,039,000	1,153,290
iHeartCommunications, Inc.
9.00%, 03/01/2021 (B)	100,000	74,000
10.63%, 03/15/2023	587,000	443,185
Regal Entertainment Group
5.75%, 06/15/2023	110,000	112,303
5.75%, 02/01/2025 (B)	702,000	712,530
Unitymedia GmbH 6.13%, 01/15/2025 (A)	525,000	539,437
Univision Communications, Inc.
5.13%, 02/15/2025 (A)	330,000	315,563
6.75%, 09/15/2022 (A)	4,005,000	4,205,250
Ziggo Secured Finance BV 5.50%, 01/15/2027 (A)	1,600,000	1,559,680

		22,344,723

Metals & Mining - 2.4%
ArcelorMittal 8.00%, 10/15/2039	1,385,000	1,519,816
Constellium NV
5.75%, 05/15/2024 (A)	848,000	792,880
7.88%, 04/01/2021 (A)	250,000	268,750
8.00%, 01/15/2023 (A)	675,000	702,000
FMG Resources Pty, Ltd. 9.75%, 03/01/2022 (A)	282,000	327,140
Freeport-McMoRan, Inc.
5.45%, 03/15/2043	910,000	753,043
6.50%, 11/15/2020 (A)	252,000	258,930
6.75%, 02/01/2022 (A)	495,000	508,612
6.88%, 02/15/2023 (A)	494,000	518,700
Teck Resources, Ltd.
3.75%, 02/01/2023	230,000	217,350
6.00%, 08/15/2040	853,000	810,350
8.00%, 06/01/2021 (A)	146,000	160,600
8.50%, 06/01/2024 (A) (B)	146,000	168,265

		7,006,436

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Multiline Retail - 0.1%
Dollar Tree, Inc. 5.75%, 03/01/2023	$ 394,000	$ 417,175

Oil, Gas & Consumable Fuels - 7.3%
Alta Mesa Holdings, LP / Alta Mesa Finance Services Corp. 7.88%, 12/15/2024 (A)	718,000	743,130
Antero Resources Corp. 5.38%, 11/01/2021	297,000	303,683
Callon Petroleum Co. 6.13%, 10/01/2024 (A)	554,000	570,620
Carrizo Oil & Gas, Inc. 7.50%, 09/15/2020	624,000	645,840
Cheniere Corpus Christi Holdings LLC 5.88%, 03/31/2025 (A)	540,000	550,967
Chesapeake Energy Corp. 8.00%, 12/15/2022 (A) (B)	1,152,000	1,242,720
CITGO Holding, Inc. 10.75%, 02/15/2020 (A)	1,490,000	1,598,025
CITGO Petroleum Corp. 6.25%, 08/15/2022 (A)	769,000	799,760
Concho Resources, Inc. 5.50%, 04/01/2023	705,000	730,591
Continental Resources, Inc.
4.50%, 04/15/2023	436,000	427,280
5.00%, 09/15/2022	597,000	602,606
Diamondback Energy, Inc. 4.75%, 11/01/2024 (A)	265,000	259,700
EnLink Midstream Partners, LP
4.15%, 06/01/2025	324,000	314,495
5.05%, 04/01/2045	847,000	767,850
EP Energy LLC / Everest Acquisition Finance, Inc. 8.00%, 11/29/2024 (A) (B)	215,000	231,061
Gulfport Energy Corp.
6.00%, 10/15/2024 (A)	217,000	220,798
6.38%, 05/15/2025 (A)	640,000	648,128
Kinder Morgan, Inc.
7.75%, 01/15/2032, MTN	245,000	300,236
8.05%, 10/15/2030, MTN	134,000	159,715
Oasis Petroleum, Inc. 6.50%, 11/01/2021 (B)	120,000	122,250
ONEOK, Inc. 7.50%, 09/01/2023	768,000	883,200
Parsley Energy LLC / Parsley Finance Corp. 5.38%, 01/15/2025 (A)	336,000	337,142
PDC Energy, Inc. 6.13%, 09/15/2024 (A)	890,000	910,025
Rose Rock Midstream, LP / Rose Rock Finance Corp. 5.63%, 11/15/2023	527,000	513,825
SM Energy Co.
6.13%, 11/15/2022 (B)	619,000	626,737
6.50%, 11/15/2021 (B)	426,000	434,520
6.50%, 01/01/2023	182,000	184,958
6.75%, 09/15/2026 (B)	118,000	121,540
Sunoco, LP / Sunoco Finance Corp.
5.50%, 08/01/2020	666,000	679,320
6.25%, 04/15/2021	454,000	462,512
6.38%, 04/01/2023	1,025,000	1,037,812

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Targa Resources Partners, LP / Targa Resources Partners Finance Corp.
5.00%, 01/15/2018 (B)	$ 509,000	$ 517,907
5.13%, 02/01/2025 (A)	421,000	417,843
6.75%, 03/15/2024	550,000	589,875
Tesoro Logistics, LP / Tesoro Logistics Finance Corp. 6.38%, 05/01/2024	400,000	428,000
Whiting Petroleum Corp. 5.75%, 03/15/2021 (B)	815,000	811,610
WPX Energy, Inc. 8.25%, 08/01/2023	726,000	811,305

		21,007,586

Personal Products - 0.5%
Revlon Consumer Products Corp. 5.75%, 02/15/2021	1,570,000	1,577,850

Pharmaceuticals - 1.5%
Endo, Ltd. / Endo Finance LLC 6.00%, 07/15/2023 (A)	1,448,000	1,268,810
Valeant Pharmaceuticals International, Inc.
5.63%, 12/01/2021 (A)	405,000	313,875
5.88%, 05/15/2023 (A)	1,839,000	1,388,445
6.38%, 10/15/2020 (A)	1,386,000	1,190,657
7.50%, 07/15/2021 (A)	221,000	187,298

		4,349,085

Professional Services - 0.5%
Ceridian HCM Holding, Inc. 11.00%, 03/15/2021 (A)	1,296,000	1,331,640

Road & Rail - 0.1%
Hertz Corp. 5.50%, 10/15/2024 (A) (B)	288,000	251,640

Semiconductors & Semiconductor Equipment - 0.1%
Micron Technology, Inc. 7.50%, 09/15/2023 (A)	166,000	183,845

Software - 0.6%
Infor US, Inc.
5.75%, 08/15/2020 (A)	227,000	237,783
6.50%, 05/15/2022	1,068,000	1,113,390
Sophia, LP / Sophia Finance, Inc. 9.00%, 09/30/2023 (A)	475,000	504,687

		1,855,860

Specialty Retail - 1.3%
Claire’s Stores, Inc.
6.13%, 03/15/2020 (A)	490,000	230,300
9.00%, 03/15/2019 (A)	1,577,000	796,385
L Brands, Inc.
6.75%, 07/01/2036	957,000	968,963
6.88%, 11/01/2035	773,000	788,460
Men’s Wearhouse, Inc. 7.00%, 07/01/2022	889,000	871,220

		3,655,328

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals - 2.6%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.
5.45%, 06/15/2023 (A)	$ 566,000	$ 600,378
5.88%, 06/15/2021 (A)	268,000	285,132
7.13%, 06/15/2024 (A)	268,000	297,528
8.35%, 07/15/2046 (A)	408,000	502,366
Diebold Nixdorf, Inc. 8.50%, 04/15/2024	1,060,000	1,131,550
Riverbed Technology, Inc. 8.88%, 03/01/2023 (A)	866,000	913,630
Seagate HDD Cayman
4.75%, 06/01/2023 (B)	882,000	874,282
4.75%, 01/01/2025	385,000	366,788
4.88%, 06/01/2027	340,000	306,421
5.75%, 12/01/2034	700,000	596,750
Western Digital Corp.
7.38%, 04/01/2023 (A)	630,000	693,000
10.50%, 04/01/2024 (A)	831,000	982,657

		7,550,482

Textiles, Apparel & Luxury Goods - 0.5%
Levi Strauss & Co. 6.88%, 05/01/2022	1,441,000	1,509,448

Trading Companies & Distributors - 0.6%
United Rentals North America, Inc.
5.50%, 07/15/2025	1,572,000	1,603,440
7.63%, 04/15/2022	200,000	210,500

		1,813,940

Wireless Telecommunication Services - 3.0%
Sprint Communications, Inc.
9.00%, 11/15/2018 (A)	3,549,000	3,912,772
11.50%, 11/15/2021	955,000	1,172,263
Sprint Corp. 7.88%, 09/15/2023	1,459,000	1,557,482
T-Mobile USA, Inc.
6.13%, 01/15/2022	65,000	68,575
6.63%, 04/01/2023	299,000	316,940
6.73%, 04/28/2022	1,603,000	1,675,135

		8,703,167

Total Corporate Debt Securities (Cost $270,473,475)		270,921,848

LOAN ASSIGNMENTS - 1.5%
Containers & Packaging - 0.2%
Anchor Glass Container Corp. 1st Lien Term Loan, 4.25% (C), 12/07/2023	388,000	390,910

IT Services - 0.3%
First Data Corp. Term Loan, 3.76% (C), 03/24/2021	893,837	902,217

Machinery - 0.2%
Cortes NP Acquisition Corp. Term Loan B, 6.00% (C), 11/30/2023	675,000	679,500

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
LOAN ASSIGNMENTS (continued)
Marine - 0.2%
Commercial Barge Line Co. 1st Lien Term Loan, 9.75% (C), 11/12/2020	$ 717,063	$ 674,039

Metals & Mining - 0.1%
Atkore International, Inc. 1st Lien Term Loan, 4.00% (C), 12/15/2023	322,575	324,994

Software - 0.5%
BMC Software Finance, Inc. Term Loan, 5.00% (C), 09/10/2020	1,031,384	1,027,660
Kronos, Inc. 2nd Lien Term Loan, 9.25% (C), 11/01/2024	454,000	466,981

		1,494,641

Total Loan Assignments (Cost $4,432,045)		4,466,301

	Shares	Value
COMMON STOCKS - 0.4%
Building Products - 0.4%
Associated Materials Group, Inc. (F) (I) (J)	1,120,000	1,075,200

Commercial Services & Supplies - 0.0% (K)
Quad/Graphics, Inc.	40	1,075

Total Common Stocks (Cost $1,075,200)		1,076,275

	Shares	Value
PREFERRED STOCK - 1.2%
Banks - 1.2%
GMAC Capital Trust I Series 2, 6.69% (C)	134,975	$ 3,428,365

Total Preferred Stock (Cost $3,231,811)		3,428,365

SECURITIES LENDING COLLATERAL - 7.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (L)	22,161,663	22,161,663

Total Securities Lending Collateral (Cost $22,161,663)		22,161,663

	Principal	Value
REPURCHASE AGREEMENT - 1.6%
State Street Bank & Trust Co. 0.03% (L), dated 12/30/2016, to be repurchased at $4,565,941 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2022, and with a value of $4,660,514.	$ 4,565,926	4,565,926

Total Repurchase Agreement (Cost $4,565,926)		4,565,926

Total Investments (Cost $305,940,120) (M)		306,620,378
Net Other Assets (Liabilities) - (6.0)%		(17,259,550)

Net Assets - 100.0%		$ 289,360,828

SECURITY VALUATION:

Valuation Inputs (N)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (O)	Value
ASSETS
Investments
Corporate Debt Securities	$—	$270,921,848	$—	$270,921,848
Loan Assignments	—	4,466,301	—	4,466,301
Common Stocks	1,075	—	1,075,200	1,076,275
Preferred Stock	3,428,365	—	—	3,428,365
Securities Lending Collateral	22,161,663	—	—	22,161,663
Repurchase Agreement	—	4,565,926	—	4,565,926

Total Investments	$25,591,103	$279,954,075	$1,075,200	$306,620,378

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the total value of 144A securities is $116,897,204, representing 40.4% of the Portfolio’s net assets.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $21,698,838. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(C)	Floating or variable rate securities. The rates disclosed are as of December 31, 2016.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	Securities in default.
(F)	Illiquid securities. At December 31, 2016, total value of illiquid securities is $1,116,060, representing 0.4% of the Portfolio’s net assets.
(G)	Non-income producing securities.
(H)	Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.
(I)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2016, value of the security is $1,075,200, representing 0.4% of the Portfolio’s net assets.
(J)	Security is Level 3 of the fair value hierarchy.
(K)	Percentage rounds to less than 0.1% or (0.1)%.
(L)	Rates disclosed reflect the yields at December 31, 2016.
(M)	Aggregate cost for federal income tax purposes is $306,289,203. Aggregate gross unrealized appreciation and depreciation for all securities is $9,556,020 and $9,224,845, respectively. Net unrealized appreciation for tax purposes is $331,175.
(N)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(O)	Level 3 securities were not considered significant to the Portfolio.

PORTFOLIO ABBREVIATION:

MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon High Yield Bond VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Investments, at value (cost $301,374,194) (including securities loaned of $21,698,838)	$302,054,452
Repurchase agreement, at value (cost $4,565,926)	4,565,926
Cash	26,940
Receivables and other assets:
Shares of beneficial interest sold	434,455
Interest	4,703,753
Net income from securities lending	8,801

Total assets	311,794,327

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	6,680
Investment management fees	142,115
Distribution and service fees	36,367
Transfer agent costs	705
Trustees, CCO and deferred compensation fees	355
Audit and tax fees	22,116
Custody fees	6,809
Legal fees	25,688
Printing and shareholder reports fees	29,394
Other	1,607
Collateral for securities on loan	22,161,663

Total liabilities	22,433,499

Net assets	$289,360,828

Net assets consist of:
Capital stock ($0.01 par value)	$365,656
Additional paid-in capital	299,478,977
Undistributed (distributions in excess of) net investment income (loss)	16,315,701
Accumulated net realized gain (loss)	(27,479,764)
Net unrealized appreciation (depreciation) on:
Investments	680,258

Net assets	$289,360,828

Net assets by class:
Initial Class	$121,552,689
Service Class	167,808,139

Shares outstanding:
Initial Class	15,479,844
Service Class	21,085,805

Net asset value and offering price per share:
Initial Class	$7.85
Service Class	7.96

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income	$204,022
Interest income	18,140,769
Net income (loss) from securities lending	145,125

Total investment income	18,489,916

Expenses:
Investment advisory fees	214,817
Investment management fees	1,369,706
Distribution and service fees:
Service Class	402,563
Administration fees	11,717
Transfer agent costs	4,094
Trustees, CCO and deferred compensation fees	7,522
Audit and tax fees	34,653
Custody fees	33,767
Legal fees	96,135
Printing and shareholder reports fees	26,974
Other	7,742

Total expenses before waiver and/or reimbursement and recapture	2,209,690

Reimbursement of custody fees (A)	(36,423)

Net expenses	2,173,267

Net investment income (loss)	16,316,649

Net realized gain (loss) on:
Investments	(6,058,731)

Net change in unrealized appreciation (depreciation) on:
Investments	28,446,112

Net realized and change in unrealized gain (loss)	22,387,381

Net increase (decrease) in net assets resulting from operations	$38,704,030

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon High Yield Bond VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$16,316,649	$16,639,519
Net realized gain (loss)	(6,058,731)	(4,805,141)
Net change in unrealized appreciation (depreciation)	28,446,112	(23,718,453)

Net increase (decrease) in net assets resulting from operations	38,704,030	(11,884,075)

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(6,863,751)	(7,671,730)
Service Class	(9,608,753)	(9,662,175)

Total dividends and/or distributions from net investment income	(16,472,504)	(17,333,905)

Capital share transactions:
Proceeds from shares sold:
Initial Class	24,980,307	28,207,376
Service Class	65,516,839	62,419,984

	90,497,146	90,627,360

Dividends and/or distributions reinvested:
Initial Class	6,863,751	7,671,730
Service Class	9,608,753	9,662,175

	16,472,504	17,333,905

Cost of shares redeemed:
Initial Class	(28,953,883)	(51,286,462)
Service Class	(67,550,742)	(51,699,962)

	(96,504,625)	(102,986,424)

Net increase (decrease) in net assets resulting from capital share transactions	10,465,025	4,974,841

Net increase (decrease) in net assets	32,696,551	(24,243,139)

Net assets:
Beginning of year	256,664,277	280,907,416

End of year	$289,360,828	$256,664,277

Undistributed (distributions in excess of) net investment income (loss)	$16,315,701	$16,469,791

Capital share transactions - shares:
Shares issued:
Initial Class	3,289,273	3,560,437
Service Class	8,608,375	7,732,016

	11,897,648	11,292,453

Shares reinvested:
Initial Class	899,574	1,014,779
Service Class	1,241,441	1,259,736

	2,141,015	2,274,515

Shares redeemed:
Initial Class	(3,849,884)	(6,457,512)
Service Class	(8,895,215)	(6,525,860)

	(12,745,099)	(12,983,372)

Net increase (decrease) in shares outstanding:
Initial Class	338,963	(1,882,296)
Service Class	954,601	2,465,892

	1,293,564	583,596

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon High Yield Bond VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$7.22		$8.05	$8.20	$8.19	$7.41

Investment operations:
Net investment income (loss) (A)	0.46	(B)	0.46	0.46	0.50	0.53
Net realized and unrealized gain (loss)	0.63		(0.78)	(0.13)	0.02	0.73

Total investment operations	1.09		(0.32)	0.33	0.52	1.26

Dividends and/or distributions to shareholders:
Net investment income	(0.46)		(0.51)	(0.48)	(0.51)	(0.48)

Net asset value, end of year	$7.85		$7.22	$8.05	$8.20	$8.19

Total return (C)	15.34%		(4.22)%	3.98%	6.60%	17.37%

Ratio and supplemental data:
Net assets end of year (000’s)	$121,553		$109,369	$137,025	$157,929	$180,574
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.66%		0.64%	0.67%	0.72%	0.74%
Including waiver and/or reimbursement and recapture	0.64	%(B)	0.64%	0.67%	0.72%	0.74%
Net investment income (loss) to average net assets	6.08	%(B)	5.80%	5.55%	5.98%	6.62%
Portfolio turnover rate	46%		56%	50%	56%	68%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$7.32		$8.14	$8.30	$8.29	$7.50

Investment operations:
Net investment income (loss) (A)	0.45	(B)	0.45	0.45	0.48	0.51
Net realized and unrealized gain (loss)	0.64		(0.78)	(0.14)	0.02	0.75

Total investment operations	1.09		(0.33)	0.31	0.50	1.26

Dividends and/or distributions to shareholders:
Net investment income	(0.45)		(0.49)	(0.47)	(0.49)	(0.47)

Net asset value, end of year	$7.96		$7.32	$8.14	$8.30	$8.29

Total return (C)	15.00%		(4.30)%	3.60%	6.33%	17.10%

Ratio and supplemental data:
Net assets end of year (000’s)	$167,808		$147,295	$143,882	$160,741	$110,428
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.91%		0.89%	0.92%	0.97%	0.99%
Including waiver and/or reimbursement and recapture	0.89	%(B)	0.89%	0.92%	0.97%	0.99%
Net investment income (loss) to average net assets	5.82	%(B)	5.56%	5.29%	5.72%	6.34%
Portfolio turnover rate	46%		56%	50%	56%	68%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon High Yield Bond VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2016 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

4. SECURITIES AND OTHER INVESTMENTS (continued)

on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unsecured loan participations at December 31, 2016. Open secured loan participations and assignments at December 31, 2016, if any, are included within the Schedule of Investments.

Payment in-kind (“PIK”) securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from unrealized appreciation or depreciation on investments to interest receivable within the Statement of Assets and Liabilities.

PIKs held at December 31, 2016, if any, are identified within the Schedule of Investments.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2016, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2016, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$22,161,663	$—	$—	$—	$22,161,663
Total Borrowings	$22,161,663	$—	$—	$—	$22,161,663

6. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

High-yield debt risk: High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (securities rated below Baa/BBB) or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
First $1.25 billion	0.580%	0.550%
Over $1.25 billion to $2 billion	0.555%	0.525%
Over $2 billion	0.530%	0.500%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.80%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

8. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	2	85.97%	85.97%
Service Class	1	92.69%	92.69%

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 133,578,950	$ —	$ 121,694,084	$ —

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, defaulted bond adjustment, and convertible preferred stock interest purchased. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to paydown gain/loss, convertible preferred stock interest purchased, and convertible preferred stock interest sold. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 1,765	$ (1,765)

As of December 31, 2016, the Portfolio had capital loss carryforwards available to offset future realized gains listed below:

Expires on December 31,	Unlimited
2017	Short-Term	Long-Term
$ 16,602,348	$ 1,537,410	$ 8,990,923

During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 16,472,504	$ —	$ —	$ 17,333,905	$ —	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 16,532,235	$ —	$ (27,130,681)	$ —	$ (216,534)	$ 331,175

11. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

11. NEW ACCOUNTING PRONOUNCEMENTS (continued)

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Aegon High Yield Bond VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Aegon High Yield Bond VP (one of the portfolio’s constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Aegon High Yield Bond VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon High Yield Bond VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2016.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon U.S. Government Securities VP

(unaudited)

MARKET ENVIRONMENT

In December 2016, the Conference Board reported that consumer confidence was at the highest levels since 2001. The Institute for Supply Management’s December Purchasing Manager’s Index put U.S. factory activity at a two-year high. Riskier assets in the U.S., like high-yield debt and equities, the latter of which reached all-time highs, had double-digit total returns for the year, landing both in the top-20 returning asset classes. More broadly, some $3 trillion of value rotated out of U.S. fixed income and into U.S. equities – and that was just in the two months following the election. Inflation expectations also surged in November to the highest levels in a year, as nominal interest rates leapt higher.

The end of a raucous election season helped end a long period of policy uncertainty. Donald Trump’s victory, and the Republican Party’s singular control of the Congress and the White House, buoyed the markets on the prospects of substantive tax reforms and the possibility of infrastructure spending.

The U.S. Federal Reserve’s (“Fed”) commitment to keeping interest rates historically low helped fuel risk taking. Another factor was concerns that continued economic improvement and steadily rising inflation would accelerate the Fed’s move to higher rates in 2017 and led market participants to move in 2016, while yields were low and spreads compressed.

In December, when the Fed raised rates for just the second time in two years, its own projections suggested roughly three hikes in 2017, a more aggressive pace than previously forecast. Short-term interest rates, like three-month LIBOR for example, rose to the highest levels since the financial crisis. The period of historically low rates may be coming to an end, which is raising concerns over how tighter financial conditions – especially the stronger U.S. dollar, which may have been the biggest story of 2016 – may impact borrowers globally, from emerging-market corporates to developed-market sovereigns.

Commodity prices rebounded during the year. Crude oil, which was boosted by the Organization of Petroleum Exporting Countries’ (“OPEC”) December decision to cut production, closed near its high for the year. Also supporting commodity prices was China’s top line economic growth, which stabilized at 6.7%. Partly due to concerted fiscal stimulus, this was a welcomed sign after years of steadily declining growth from the world’s largest commodities importer.

Overall, 2016 was a volatile year that started on the wrong foot with a 10% decline in the S&P 500® in the first six weeks. Crude oil prices reached depths not seen in over a decade, and the 10-year U.S. Treasury yield hit an all-time low by July of 1.37%. Geopolitical risks – like Great Britain’s referendum vote to leave the European Union (“Brexit”), turmoil in Syria, deadly terror attacks in the West, and an attempted coup in Turkey – proved to be momentous social and political events, but they had little lasting impact on the year’s financial market performance.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Aegon U.S. Government Securities VP, Initial Class returned 0.30%. By comparison, its benchmark, the Bloomberg Barclays U.S. Government Index, returned 1.05%.

STRATEGY REVIEW

Carry, spread compression, and curve effects were all positive contributors to relative returns versus the Bloomberg Barclays U.S. Government Index over the year. Credit securities provided the largest contribution as spreads narrowed. From an allocation perspective, investment grade bonds and residential mortgage-backed and asset-backed securities were the top contributors. Government and government-related securities contributed positively to absolute return, but relative performance from them was a detractor.

A strategic view on the likelihood of higher rates in 2016 led to a tactical short-duration positioning, which in turn was a positive contributor to returns. The primary offset to the year’s performance came from a positive cash balance. From a yield-curve perspective, underweighting the five-year portion of the curve negatively impacted returns and was more than offset by underweighting the longer portion of the yield curve.

During the period, the Portfolio used derivatives. These positions detracted from performance.

Doug Weih, CFA

Matthew Buchanan, CFA

Calvin Norris, CFA

Tyler Knight, CFA

Charles Foster, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon U.S. Government Securities VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	0.30%	1.55%	3.77%	05/13/1994
Bloomberg Barclays U.S. Government Index (A)	1.05%	1.22%	3.86%
Service Class	0.14%	1.31%	3.52%	05/01/2003

(A) The Bloomberg Barclays U.S. Government Index is comprised of U.S. Treasuries and U.S. agency debentures.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Portfolio shares are not guaranteed by the U.S. government. The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon U.S. Government Securities VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$960.80	$3.11	$1,022.00	$3.20	0.63%
Service Class	1,000.00	960.30	4.24	1,020.80	4.37	0.86

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

(unaudited)

Portfolio Characteristics	Years
Average Maturity §	6.65
Duration †	5.94

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	80.9%
AAA	4.1
AA	2.1
A	0.7
BBB	8.8
BB	0.2
B	0.3
NR (Not Rated)	16.3
Net Other Assets (Liabilities)^	(13.4)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES - 3.3%
Access to Loans for Learning Student Loan Corp. Series 2012-1, Class A, 1.46% (A), 07/25/2036	$ 5,252,507	$ 5,205,315
Edsouth Indenture No. 3 LLC Series 2012-2, Class A, 1.49% (A), 04/25/2039 (B)	3,388,717	3,268,682
HSBC Home Equity Loan Trust Series 2007-1, Class A4, 0.92% (A), 03/20/2036	1,178,729	1,172,848
SBA Small Business Investment Cos. Series 2012-10B, Class 1, 2.25%, 09/10/2022	3,961,964	3,947,724
South Carolina Student Loan Corp. Series 2010-1, Class A2, 1.88% (A), 07/25/2025	5,550,145	5,572,956

Total Asset-Backed Securities (Cost $19,178,102)		19,167,525

CERTIFICATE OF DEPOSIT - 1.7%
Banks - 1.7%
Wells Fargo Bank NA 1.16% (C), 06/21/2017 (A)	10,000,000	9,999,811

Total Certificate of Deposit (Cost $9,999,811)		9,999,811

CORPORATE DEBT SECURITIES - 12.0%
Automobiles - 0.3%
General Motors Co. 3.50%, 10/02/2018	1,645,000	1,677,737

Banks - 4.0%
Bank of America Corp. 3.88%, 08/01/2025, MTN	8,540,000	8,683,737
Barclays Bank PLC 10.18%, 06/12/2021 (B)	1,440,000	1,788,062
Cooperatieve Rabobank UA 11.00% (A), 06/30/2019 (B) (D)	1,400,000	1,645,420
ING Bank NV 5.80%, 09/25/2023 (B)	1,500,000	1,648,184
Mizuho Bank, Ltd. 1.24% (A), 06/05/2017	10,000,000	10,000,000

		23,765,403

Building Products - 0.3%
Owens Corning 4.20%, 12/15/2022	1,500,000	1,557,802

Capital Markets - 1.6%
Goldman Sachs Group, Inc. 4.00%, 03/03/2024	7,800,000	8,091,868
Morgan Stanley 3.75%, 02/25/2023, MTN	1,500,000	1,540,716

		9,632,584

Communications Equipment - 0.3%
Harris Corp. 5.55%, 10/01/2021	1,385,000	1,528,208

Consumer Finance - 0.6%
Discover Financial Services 3.85%, 11/21/2022	2,300,000	2,335,036
Ford Motor Credit Co. LLC 4.25%, 09/20/2022	1,410,000	1,452,704

		3,787,740

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services - 0.3%
Portmarnock Leasing LLC 1.74%, 10/22/2024	$ 2,066,999	$ 2,020,787

Diversified Telecommunication Services - 3.0%
AT&T, Inc. 2.45%, 06/30/2020	7,655,000	7,601,660
CenturyLink, Inc. 5.80%, 03/15/2022	1,170,000	1,195,892
Unison Ground Lease Funding LLC 6.39%, 04/15/2040 (B)	1,750,000	1,847,931
Verizon Communications, Inc. 4.50%, 09/15/2020	6,320,000	6,763,114

		17,408,597

Insurance - 0.7%
Fidelity National Financial, Inc. 5.50%, 09/01/2022	1,750,000	1,851,043
Prudential Financial, Inc. 5.38% (A), 05/15/2045	2,265,000	2,315,963

		4,167,006

Media - 0.3%
Clear Channel Worldwide Holdings, Inc. 7.63%, 03/15/2020	1,675,000	1,673,945

Oil, Gas & Consumable Fuels - 0.2%
Energy Transfer Partners, LP 7.60%, 02/01/2024	1,000,000	1,120,332

Road & Rail - 0.4%
Aviation Capital Group Corp. 7.13%, 10/15/2020 (B)	2,000,000	2,310,000

Total Corporate Debt Securities (Cost $68,823,054)		70,650,141

MORTGAGE-BACKED SECURITIES - 1.0%
BCAP LLC Trust Series 2009-RR6, Class 2A1, 3.11% (A), 08/26/2035 (B)	679,188	673,356
Eleven Madison Trust Mortgage Trust Series 2015-11MD, Class A, 3.55% (A), 09/10/2035 (B)	5,000,000	5,144,730

Total Mortgage-Backed Securities (Cost $5,736,846)		5,818,086

MUNICIPAL GOVERNMENT OBLIGATIONS - 1.2%
Texas - 0.8%
North Texas Higher Education Authority, Inc., Revenue Bonds Series 1, 1.62% (A), 12/01/2034	4,830,462	4,793,944

Vermont - 0.4%
Vermont Student Assistance Corp., Certificate of Obligation 0.00% (A) (E), 07/28/2034	2,509,029	2,450,769

Total Municipal Government Obligations (Cost $7,327,318)		7,244,713

U.S. GOVERNMENT AGENCY OBLIGATIONS - 29.8%
Federal Home Loan Mortgage Corp.
0.88%, 03/07/2018	30,000,000	29,961,090
1.00%, 12/15/2017 (F)	20,000,000	20,015,260

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates 3.31%, 09/25/2025	$ 15,000,000	$ 15,510,404
Federal Home Loan Mortgage Corp. REMIC 4.00%, 08/15/2028 - 02/15/2029	857,572	872,328
Federal National Mortgage Association
1.88%, 12/28/2020 (F)	20,000,000	20,052,760
3.00%, TBA (G) (H)	30,000,000	29,802,414
Government National Mortgage Association
4.00%, 08/20/2037	67,182	67,237
4.60%, 06/20/2062	9,003,795	9,442,191
4.62%, 10/20/2061	8,179,822	8,485,569
4.65%, 10/20/2061	5,907,849	6,150,364
4.66%, 09/20/2061	7,916,424	8,219,072
4.68%, 08/20/2061	8,350,311	8,697,339
4.69%, 12/20/2061	4,389,249	4,569,021
4.72%, 07/20/2061	8,533,880	8,865,925
Overseas Private Investment Corp. 5.14%, 12/15/2023	17,642	19,013
Tennessee Valley Authority 4.25%, 09/15/2065	4,000,000	4,117,680

Total U.S. Government Agency Obligations (Cost $176,325,064)		174,847,667

U.S. GOVERNMENT OBLIGATIONS - 51.1%
U.S. Treasury - 51.1%
U.S. Treasury Bond
2.25%, 08/15/2046 (F)	10,000,000	8,408,200
2.50%, 02/15/2046	9,996,000	8,882,386
2.88%, 11/15/2046	10,100,000	9,751,237
3.00%, 11/15/2045	5,000,000	4,931,640
3.50%, 02/15/2039	1,414,500	1,546,889
4.38%, 05/15/2040	15,881,700	19,621,967
6.25%, 05/15/2030	4,000,000	5,658,908
U.S. Treasury Note
0.75%, 02/15/2019	2,706,400	2,679,441
0.75%, 08/15/2019 (F)	30,000,000	29,538,270
1.00%, 08/15/2018 - 03/15/2019	14,524,000	14,486,688
1.00%, 10/15/2019 (F)	8,000,000	7,914,376
1.13%, 02/28/2021 - 06/30/2021	52,560,000	51,117,789
1.25%, 11/15/2018 - 03/31/2021	34,362,000	34,300,125
1.25%, 10/31/2021 (F)	10,000,000	9,696,880
1.38%, 01/31/2021	5,000,000	4,920,115
1.50%, 12/31/2018 - 03/31/2023	6,508,000	6,420,075
1.50%, 08/15/2026 (F)	2,000,000	1,839,454
1.63%, 11/30/2020 - 05/15/2026	7,271,400	7,085,270
1.75%, 12/31/2020	7,000,000	6,997,816
1.88%, 08/31/2022 - 10/31/2022	15,000,000	14,808,985
2.00%, 09/30/2020 - 08/15/2025	33,983,500	33,662,875

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Note (continued)
2.25%, 11/15/2025	$ 7,700,000	$ 7,601,348
2.38%, 08/15/2024	8,125,000	8,162,765

Total U.S. Government Obligations (Cost $306,060,718)		300,033,499

COMMERCIAL PAPER - 2.9%
Banks - 1.2%
Commonwealth Bank of Australia 1.08% (A) (C), 09/01/2017 (B)	7,000,000	7,000,000

Diversified Consumer Services - 1.7%
Kells Funding LLC 0.97% (C), 05/05/2017 (A) (B)	10,000,000	10,000,000

Total Commercial Paper (Cost $17,000,000)		17,000,000

	Shares	Value
SECURITIES LENDING COLLATERAL - 9.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (C)	52,999,197	52,999,197

Total Securities Lending Collateral (Cost $52,999,197)		52,999,197

	Principal	Value
REPURCHASE AGREEMENTS - 1.4%
Nomura Securities International, Inc. 0.51% (C), dated 12/30/2016, to be repurchased at $4,000,227 on 01/03/2017. Collateralized by U.S. Government Agency Obligations, 2.39% - 6.50%, due 06/01/2018 - 04/01/2046, and with a total value of $4,080,000.	$ 4,000,000	4,000,000
State Street Bank & Trust Co. 0.03% (C), dated 12/30/2016, to be repurchased at $4,184,926 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2022, and with a value of $4,270,492.	4,184,913	4,184,913

Total Repurchase Agreements (Cost $8,184,913)		8,184,913

Total Investments (Cost $671,635,023) (I)		665,945,552
Net Other Assets (Liabilities) - (13.4)%		(78,642,337)

Net Assets - 100.0%		$ 587,303,215

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

FUTURES CONTRACTS: (J)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Note	Short	(60)	03/31/2017	$14,645	$—
5-Year U.S. Treasury Note	Long	173	03/31/2017	—	(87,993)
10-Year U.S. Treasury Bond	Long	15	03/22/2017	10,038	—
10-Year U.S. Treasury Note	Long	139	03/22/2017	—	(106,795)
U.S. Treasury Bond	Long	94	03/22/2017	—	(193,390)
U.S. Treasury Bond	Long	30	03/22/2017	29,715	—

Total				$54,398	$(388,178)

SECURITY VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$19,167,525	$—	$19,167,525
Certificate of Deposit	—	9,999,811	—	9,999,811
Corporate Debt Securities	—	70,650,141	—	70,650,141
Mortgage-Backed Securities	—	5,818,086	—	5,818,086
Municipal Government Obligations	—	7,244,713	—	7,244,713
U.S. Government Agency Obligations	—	174,847,667	—	174,847,667
U.S. Government Obligations	—	300,033,499	—	300,033,499
Commercial Paper	—	17,000,000	—	17,000,000
Securities Lending Collateral	52,999,197	—	—	52,999,197
Repurchase Agreements	—	8,184,913	—	8,184,913

Total Investments	$52,999,197	$612,946,355	$—	$665,945,552

Other Financial Instruments
Futures Contracts (L)	$54,398	$—	$—	$54,398

Total Other Financial Instruments	$54,398	$—	$—	$54,398

LIABILITIES
Other Financial Instruments
Futures Contracts (L)	$(388,178)	$—	$—	$(388,178)

Total Other Financial Instruments	$(388,178)	$—	$—	$(388,178)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2016.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the total value of 144A securities is $35,326,365, representing 6.0% of the Portfolio’s net assets.
(C)	Rates disclosed reflect the yields at December 31, 2016.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	All or a portion of the securities are on loan. The total value of all securities on loan is $51,918,803. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(G)	Security on a when-issued, delayed-delivery, or forward commitment basis. Security to be settled and delivered after December 31, 2016.
(H)	Cash in the amount of $186,391 has been segregated by the custodian as collateral for open TBA commitment transactions.
(I)	Aggregate cost for federal income tax purposes is $671,646,906. Aggregate gross unrealized appreciation and depreciation for all securities is $2,842,029 and $8,543,383, respectively. Net unrealized depreciation for tax purposes is $5,701,354.
(J)	Cash in the amount of $1,015,250 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(K)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(L)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

MTN	Medium Term Note
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon U.S. Government Securities VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Investments, at value (cost $663,450,110) (including securities loaned of $51,918,803)	$657,760,639
Repurchase agreement, at value (cost $8,184,913)	8,184,913
Cash	338,058
Cash collateral on deposit with broker	1,201,641
Receivables and other assets:
Shares of beneficial interest sold	25,316
Interest	2,489,310
Net income from securities lending	24,396
Variation margin receivable	880,300

Total assets	670,904,573

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	178,599
When-issued, delayed-delivery, and forward commitment securities purchased	29,915,938
Investment management fees	290,771
Distribution and service fees	105,395
Transfer agent costs	2,266
Trustees, CCO and deferred compensation fees	438
Audit and tax fees	28,804
Custody fees	20,603
Legal fees	16,533
Printing and shareholder reports fees	34,788
Other	8,026
Collateral for securities on loan	52,999,197

Total liabilities	83,601,358

Net assets	$587,303,215

Net assets consist of:
Capital stock ($0.01 par value)	$487,343
Additional paid-in capital	549,852,820
Undistributed (distributions in excess of) net investment income (loss)	12,838,650
Accumulated net realized gain (loss)	30,147,653
Net unrealized appreciation (depreciation) on:
Investments	(5,689,471)
Futures contracts	(333,780)

Net assets	$587,303,215

Net assets by class:
Initial Class	$93,569,668
Service Class	493,733,547

Shares outstanding:
Initial Class	7,923,341
Service Class	40,810,970

Net asset value and offering price per share:
Initial Class	$11.81
Service Class	12.10
STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Interest income	$20,787,746
Net income (loss) from securities lending	295,530

Total investment income	21,083,276

Expenses:
Investment advisory fees	1,326,796
Investment management fees	5,761,123
Distribution and service fees:
Service Class	1,424,613
Administration fees	72,371
Transfer agent costs	20,310
Trustees, CCO and deferred compensation fees	24,814
Audit and tax fees	50,958
Custody fees	128,316
Legal fees	82,949
Printing and shareholder reports fees	35,233
Other	43,118

Total expenses before waiver and/or reimbursement and recapture	8,970,601

Reimbursement of custody fees (A)	(77,885)

Net expenses	8,892,716

Net investment income (loss)	12,190,560

Net realized gain (loss) on:
Investments	36,826,224
Futures contracts	(4,095,677)

Net realized gain (loss)	32,730,547

Net change in unrealized appreciation (depreciation) on:
Investments	(2,256,026)
Futures contracts	(333,780)

Net change in unrealized appreciation (depreciation)	(2,589,806)

Net realized and change in unrealized gain (loss)	30,140,741

Net increase (decrease) in net assets resulting from operations	$42,331,301

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon U.S. Government Securities VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$12,190,560	$6,748,192
Net realized gain (loss)	32,730,547	(2,869,591)
Net change in unrealized appreciation (depreciation)	(2,589,806)	(9,566,078)

Net increase (decrease) in net assets resulting from operations	42,331,301	(5,687,477)

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(3,151,233)	(2,132,435)
Service Class	(2,468,379)	(4,534,070)

Total dividends and/or distributions from net investment income	(5,619,612)	(6,666,505)

Net realized gains:
Initial Class	—	(497,137)
Service Class	—	(1,212,371)

Total dividends and/or distributions from net realized gains	—	(1,709,508)

Total dividends and/or distributions to shareholders	(5,619,612)	(8,376,013)

Capital share transactions:
Proceeds from shares sold:
Initial Class	243,657,254	794,600,752
Service Class	285,505,414	312,082,706

	529,162,668	1,106,683,458

Dividends and/or distributions reinvested:
Initial Class	3,151,233	2,629,572
Service Class	2,468,379	5,746,441

	5,619,612	8,376,013

Cost of shares redeemed:
Initial Class	(1,059,713,034)	(31,725,112)
Service Class	(252,867,513)	(128,921,622)

	(1,312,580,547)	(160,646,734)

Net increase (decrease) in net assets resulting from capital share transactions	(777,798,267)	954,412,737

Net increase (decrease) in net assets	(741,086,578)	940,349,247

Net assets:
Beginning of year	1,328,389,793	388,040,546

End of year	$587,303,215	$1,328,389,793

Undistributed (distributions in excess of) net investment income (loss)	$12,838,650	$5,611,633

Capital share transactions - shares:
Shares issued:
Initial Class	20,100,727	66,695,714
Service Class	23,109,924	25,367,747

	43,210,651	92,063,461

Shares reinvested:
Initial Class	256,824	219,680
Service Class	196,371	467,951

	453,195	687,631

Shares redeemed:
Initial Class	(85,882,881)	(2,614,259)
Service Class	(20,217,948)	(10,354,997)

	(106,100,829)	(12,969,256)

Net increase (decrease) in shares outstanding:
Initial Class	(65,525,330)	64,301,135
Service Class	3,088,347	15,480,701

	(62,436,983)	79,781,836

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon U.S. Government Securities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$11.85		$12.16	$12.33	$13.23	$13.13

Investment operations:
Net investment income (loss) (A)	0.13	(B)	0.18	0.23	0.23	0.24
Net realized and unrealized gain (loss)	(0.09	)(C)	(0.17)	0.34	(0.53)	0.42

Total investment operations	0.04		0.01	0.57	(0.30)	0.66

Dividends and/or distributions to shareholders:
Net investment income	(0.08)		(0.26)	(0.52)	(0.31)	(0.23)
Net realized gains	—		(0.06)	(0.22)	(0.29)	(0.33)

Total dividends and/or distributions to shareholders	(0.08)		(0.32)	(0.74)	(0.60)	(0.56)

Net asset value, end of year	$11.81		$11.85	$12.16	$12.33	$13.23

Total return (D)	0.30%		0.10%	4.66%	(2.23)%	5.06%

Ratio and supplemental data:
Net assets end of year (000’s)	$93,570		$870,390	$111,203	$314,640	$411,429
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.61%		0.61%	0.62%	0.62%	0.61%
Including waiver and/or reimbursement and recapture	0.61	%(B)	0.61%	0.62%	0.62%	0.61%
Net investment income (loss) to average net assets	1.07	%(B)	1.52%	1.81%	1.75%	1.76%
Portfolio turnover rate	77%		171%	74%	38%	86%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$12.14		$12.45	$12.58	$13.47	$13.37

Investment operations:
Net investment income (loss) (A)	0.11	(B)	0.17	0.20	0.20	0.20
Net realized and unrealized gain (loss)	(0.09	)(C)	(0.19)	0.35	(0.54)	0.43

Total investment operations	0.02		(0.02)	0.55	(0.34)	0.63

Dividends and/or distributions to shareholders:
Net investment income	(0.06)		(0.23)	(0.46)	(0.26)	(0.20)
Net realized gains	—		(0.06)	(0.22)	(0.29)	(0.33)

Total dividends and/or distributions to shareholders	(0.06)		(0.29)	(0.68)	(0.55)	(0.53)

Net asset value, end of year	$12.10		$12.14	$12.45	$12.58	$13.47

Total return (D)	0.14%		(0.18)%	4.42%	(2.49)%	4.79%

Ratio and supplemental data:
Net assets end of year (000’s)	$493,733		$458,000	$276,838	$287,781	$609,613
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.86%		0.86%	0.87%	0.87%	0.86%
Including waiver and/or reimbursement and recapture	0.85	%(B)	0.86%	0.87%	0.87%	0.86%
Net investment income (loss) to average net assets	0.90	%(B)	1.37%	1.58%	1.48%	1.52%
Portfolio turnover rate	77%		171%	74%	38%	86%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon U.S. Government Securities VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2016 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations and variable rate notes: The fair value of municipal government obligations & notes and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

TBA commitments held at December 31, 2016, if any, are identified in the Consolidated Schedule of Investments. Open balances at December 31, 2016, if any, are included in When-issued, delayed-delivery, and forward commitment securities purchased or sold within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, and forward commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, and forward commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

When-issued, delayed-delivery, and forward commitment transactions held at December 31, 2016, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, and forward commitment securities purchased or sold within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
U.S. Government Agency Obligations	$19,272,015	$—	$—	$—	$19,272,015
U.S. Government Obligations	33,727,182	—	—	—	33,727,182
Total Securities Lending Transactions	$52,999,197	$—	$—	$—	$52,999,197
Total Borrowings	$52,999,197	$—	$—	$—	$52,999,197

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2016, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2016.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A) (B)	$54,398	$—	$—	$—	$—	$54,398
Total	$54,398	$—	$—	$—	$—	$54,398

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$(388,178)	$—	$—	$—	$—	$(388,178)
Total	$(388,178)	$—	$—	$—	$—	$(388,178)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2016.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(4,095,677)	$—	$—	$—	$—	$(4,095,677)
Total	$(4,095,677)	$—	$—	$—	$—	$(4,095,677)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(333,780)	$—	$—	$—	$—	$(333,780)
Total	$(333,780)	$—	$—	$—	$—	$(333,780)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2016.

Futures Contracts at Notional Amount
Long	Short
16,984,615	(41,769,231)

7. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Fixed income risk: The market prices of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
0.58%	0.55%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.63%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

9. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	78.61%	78.61%
Service Class	2	92.52%	92.52%

10. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ —	$ 764,539,750	$ 36,407,493	$ 1,290,515,668

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark to market, and capital straddle deferral. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to paydown gain/loss. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 656,069	$ (656,069)

As of December 31, 2016, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2016, the capital loss carryforwards utilized or expired are $1,339,647.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 5,619,612	$ —	$ —	$ 7,416,005	$ 960,008	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 42,723,749	$ —	$ —	$ —	$ (59,343)	$ (5,701,354)

12. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

13. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Aegon U.S. Government Securities VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Aegon U.S. Government Securities VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Aegon U.S. Government Securities VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica Aegon U.S. Government Securities VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2016.

Transamerica Series Trust	Annual Report 2016

Transamerica American Funds Managed Risk VP

(unaudited)

MARKET ENVIRONMENT

After a lackluster 2015 and its worst-ever, new-year start in 2016, the S&P 500® returned 11.96% in 2016 – its eighth consecutive year of positive returns, but with no fewer than three drawdowns of at least 5% along the way. Similarly, having finished 2015 in the red, mid- and small-cap stocks rebounded sharply, posting returns of 20.73% and 6.46% for the year, respectively, half of which were generated in the last six weeks of the year, after the U.S. presidential election.

Emerging Markets stocks hadn’t posted a positive calendar year return since 2012, but broke the trend in 2016, finishing 11.27% higher in spite of a post-election correction. International developed markets struggled to find footing in 2016 as economic woes in Europe and Asia continued to cast shadows of uncertainty.

The yield on the 10-year Treasury finished higher for the second year in a row, albeit not before touching its all-time low of 1.37% in July, shortly after Great Britain’s vote to leave the European Union (“Brexit”). The increase in rates is attributable, in part, to an increase in inflation expectations, since real rates, as measured by Treasury Inflation-Protected Securities’ yields, actually finished the year lower.

Since the financial crisis market bottom on March 9, 2009 through the end of 2016, the S&P 500® has netted an annualized total return of 19%, more than double what it was during the 50 years prior to the financial crisis. This recent market cycle has been marked by unprecedented amounts of central bank accommodation, dispensed increasingly in response to financial market circumstances rather than solely to the dollar’s integrity.

PERFORMANCE

For the year ended December 31, 2016, Transamerica American Funds Managed Risk VP, Service Class returned 6.41%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Composite Benchmark, returned 11.96%, and 8.31%, respectively.

STRATEGY REVIEW

The Portfolio seeks to invest at least 80% of its net assets in the American Funds Insurance Series—Asset Allocation Fund, a highly diversified portfolio that targets roughly a 60/40 split between equities and bonds, with a primary focus on domestic assets. Additionally, the Portfolio employs the Milliman Managed Risk Strategy™ (“MMRS”), a dynamic derivatives overlay strategy that aims to manage volatility and guard against severe, sustained market declines. The strategy seeks to reshape the return distribution for a given portfolio by providing an asymmetric reduction of upside and downside exposure. This strategy is expected to improve returns during sustained crises, but detract from returns during highly volatile recoveries.

The Portfolio underperformed its benchmarks during 2016, primarily due to the impact of futures’ losses and cash drag. The bulk of futures’ losses from MMRS were incurred during the market recovery that began in mid-February and continued through March. However, through the severe market downturn of the first six weeks of the year, thanks to consistent hedging using short futures contracts, the Portfolio accumulated gains from futures, which helped reduce the drawdown and volatility experienced. By contrast, the Portfolio outperformed the benchmark in the second half of the year, as markets experienced lower volatility which allowed it to remove hedges and take advantage of the underlying holding’s relative outperformance. Brexit-related market shocks prompted the Portfolio to assume a defensive position in late June, which caused some underperformance during the sharp recovery that followed.

During the period, the Portfolio used derivatives. These positions detracted from performance.

Adam Schenck, CFA

Portfolio Manager

Milliman Financial Risk Management LLC

Transamerica Series Trust	Annual Report 2016

Transamerica American Funds Managed Risk VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	10 Years or Since Inception of Class	Inception Date
Service Class	6.41%	1.41%	05/01/2015
S&P 500® (A)	11.96%	6.66%
Composite Benchmark (A) (B) (C)	8.31%	4.61%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Composite Benchmark is composed of the following benchmarks: 60% S&P 500® and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

(C) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically. Investments in lower-rated debt securities present a greater risk to principal and income than investments in higher-quality securities.

Transamerica Series Trust	Annual Report 2016

Transamerica American Funds Managed Risk VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C)(D)
Service Class	$1,000.00	$1,037.20	$4.25	$1,021.00	$4.22	0.83%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Mixed Allocation Fund	94.4%
Repurchase Agreement	5.2
Net Other Assets (Liabilities)	0.4
Total	100.0%

Transamerica Series Trust	Annual Report 2016

Transamerica American Funds Managed Risk VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
INVESTMENT COMPANY - 94.4%
U.S. Mixed Allocation Fund - 94.4%
American Funds Insurance Series - Asset Allocation Fund (A)	16,952,849	$ 367,537,768

Total Investment Company (Cost $357,454,844)		367,537,768

	Principal	Value
REPURCHASE AGREEMENT - 5.2%
State Street Bank & Trust Co. 0.03% (B), dated 12/30/2016, to be repurchased at $20,177,646 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.75%, due 03/31/2022, and with a value of $20,581,221.	$ 20,177,579	20,177,579

Total Repurchase Agreement (Cost $20,177,579)		20,177,579

Total Investments (Cost $377,632,423) (C)		387,715,347
Net Other Assets (Liabilities) - 0.4%		1,548,547

Net Assets - 100.0%		$ 389,263,894

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Company	$367,537,768	$—	$—	$367,537,768
Repurchase Agreement	—	20,177,579	—	20,177,579

Total Investments	$367,537,768	$20,177,579	$—	$387,715,347

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	Rate disclosed reflects the yield at December 31, 2016.
(C)	Aggregate cost for federal income tax purposes is $377,632,423. Aggregate gross unrealized appreciation for all securities is $10,082,924.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica American Funds Managed Risk VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Unaffiliated investments, at value (cost $357,454,844)	$367,537,768
Repurchase agreement, at value (cost $20,177,579)	20,177,579
Receivables and other assets:
Shares of beneficial interest sold	2,605,611
Interest	34

Total assets	390,320,992

Liabilities:
Payables and other liabilities:
Investments purchased	780,984
Investment management fees	162,484
Distribution and service fees	76,643
Transfer agent costs	673
Trustees, CCO and deferred compensation fees	366
Audit and tax fees	13,784
Custody fees	4,902
Legal fees	2,394
Printing and shareholder reports fees	13,639
Other	1,229

Total liabilities	1,057,098

Net assets	$389,263,894

Net assets consist of:
Capital stock ($0.01 par value)	$382,482
Additional paid-in capital	374,602,522
Undistributed (distributions in excess of) net investment income (loss)	3,718,085
Accumulated net realized gain (loss)	477,881
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	10,082,924

Net assets	$389,263,894

Shares outstanding	38,248,208

Net asset value and offering price per share	$10.18

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income from unaffiliated investments	$5,688,801
Interest income from unaffiliated investments	3,775

Total investment income	5,692,576

Expenses:
Investment advisory fees	113,493
Investment management fees	1,146,229
Distribution and service fees	597,421
Administration fees	6,810
Transfer agent costs	3,418
Trustees, CCO and deferred compensation fees	5,376
Audit and tax fees	18,161
Custody fees	30,673
Legal fees	12,762
Printing and shareholder reports fees	27,268
Other	6,154

Total expenses before waiver and/or reimbursement and recapture	1,967,765

Recapture of previously waived and/or reimbursed fees	3,618
Reimbursement of custody fees (A)	(264)

Net expenses	1,971,119

Net investment income (loss)	3,721,457

Net realized gain (loss) on:
Distributions received from unaffiliated investments	5,218,584
Futures contracts	(4,238,444)
Foreign currency transactions	(3,246)

Net realized gain (loss)	976,894

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	12,081,660
Futures contracts	134,756
Translation of assets and liabilities denominated in foreign currencies	46

Net change in unrealized appreciation (depreciation)	12,216,462

Net realized and change in unrealized gain (loss)	13,193,356

Net increase (decrease) in net assets resulting from operations	$16,914,813

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica American Funds Managed Risk VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	December 31, 2016	December 31, 2015 (A)
From operations:
Net investment income (loss)	$3,721,457	$1,498,255
Net realized gain (loss)	976,894	(502,455)
Net change in unrealized appreciation (depreciation)	12,216,462	(2,133,538)

Net increase (decrease) in net assets resulting from operations	16,914,813	(1,137,738)

Dividends and/or distributions to shareholders:
Net investment income	(1,506,401)	—

Capital share transactions:
Proceeds from shares sold	246,016,210	130,611,887
Dividends and/or distributions reinvested	1,506,401	—
Cost of shares redeemed	(3,045,202)	(96,076)

Net increase (decrease) in net assets resulting from capital share transactions	244,477,409	130,515,811

Net increase (decrease) in net assets	259,885,821	129,378,073

Net assets:
Beginning of period/year	129,378,073	—

End of period/year	$389,263,894	$129,378,073

Undistributed (distributions in excess of) net investment income (loss)	$3,718,085	$1,506,275

Capital share transactions - shares:
Shares issued	24,952,113	13,462,903
Shares reinvested	150,040	—
Shares redeemed	(306,646)	(10,202)

Net increase (decrease) in shares outstanding	24,795,507	13,452,701

(A)	Commenced operations on May 1, 2015.

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and year indicated:

	Service Class
	December 31, 2016		December 31, 2015 (A)
Net asset value, beginning of period/year	$9.62		$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.15	(D)	0.26
Net realized and unrealized gain (loss)	0.47		(0.64)

Total investment operations	0.62		(0.38)

Dividends and/or distributions to shareholders:
Net investment income	(0.06)		—

Net asset value, end of period/year	$10.18		$9.62

Total return (E)	6.41%		(3.80	)%(F)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$389,264		$129,378
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.82%		0.86	%(H)
Including waiver and/or reimbursement and recapture	0.82	%(D)	0.85	%(H)
Net investment income (loss) to average net assets (C)	1.56	%(D)	4.10	%(H)
Portfolio turnover rate (I)	—%		—	%(F)

(A)	Commenced operations on May 1, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(E)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica American Funds Managed Risk VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2016 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Transamerica Series Trust	Annual Report 2016

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These investments are actively traded and no valuation adjustments are applied. Investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Transamerica Series Trust	Annual Report 2016

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in

Transamerica Series Trust	Annual Report 2016

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2016, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2016.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$(17,792)	$(4,220,652)	$—	$—	$(4,238,444)
Total	$—	$(17,792)	$(4,220,652)	$—	$—	$(4,238,444)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$(3,365)	$138,121	$—	$—	$134,756
Total	$—	$(3,365)	$138,121	$—	$—	$134,756

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2016.

Futures Contracts at Notional Amount
Long	Short
—	(275,864)

6. INVESTMENT CONCENTRATION

Throughout the year, the Portfolio can have investments that account for a significant percentage of the Portfolio’s total assets. As of December 31, 2016, the most recent financial statements are included within this report for the following investments:

Investment	Percentage of Total Assets
American Funds Insurance Series - Asset Allocation Fund	94.16%

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2016

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
First $5 billion	0.53%	0.50%
Over $5 billion up to $10 billion	0.52%	0.49%
Over $10 billion	0.46%	0.43%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.60%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the

Transamerica Series Trust	Annual Report 2016

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

8. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	1	93.07%	93.07%

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 222,935,937	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax

Transamerica Series Trust	Annual Report 2016

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ (3,246)	$ 3,246

As of December 31, 2016, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2016, the capital loss carryforwards utilized or expired are $637,020.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 1,506,401	$ —	$ —	$ —	$ —	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 3,718,085	$ 477,881	$ —	$ —	$ —	$ 10,082,924

11. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica American Funds Managed Risk VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica American Funds Managed Risk VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statements of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica American Funds Managed Risk VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the statement of changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica American Funds Managed Risk VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2016.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Conservative VP

(unaudited)

MARKET ENVIRONMENT

2016 was a year of two tales in terms of investor sentiment. Slower U.S. growth, collapsing oil prices along with resurfaced growth concerns and sudden currency devaluation in China culminated with other factors resulting in broad risk-off sentiment throughout the first half of the year. On the other hand, many of these factors stabilized or improved in the second half, which led to a return to risk-on sentiment. As a result of this rotation, risk assets globally saw relatively healthy gains through the end of 2016. Large-cap stocks as represented by the S&P 500® advanced a very respectful 11.96% but were dramatically outperformed by small-cap stocks, which rose 21.31% as measured by the Russell 2000® Index. The Bloomberg Barclays U.S. Aggregate Bond Index was up 2.65%, as fixed income did not fare as well in 2016 given rising interest rates as a result of higher expectations of growth and inflation.

In the first part of the year, concerns of recession and increased volatility caused the U.S. Federal Reserve (“Fed”) to maintain a dovish tone in hopes of helping markets stabilize. This benefited bonds and defensive sectors of the equity market while more cyclical sectors remained choppy. The U.K. referendum on European Union membership ended with the surprising outcome of the U.K. deciding to leave (“Brexit”). This event forced markets to grapple with a new source of uncertainty in the global environment. Despite initially selling off, global markets rebounded nicely once investors realized that the economic impact of Brexit would be more U.K.-centric.

Beginning in the third quarter, sentiment began to trend more positively as international markets were resilient and U.S. economic data consistently surprised to the upside, addressing questions around the health of the economy. Investors turned their focus toward the future of monetary policy and its effectiveness as a stimulus tool moving forward. For only the second time in this current market expansion, the Fed raised the target for shorter-term interest rates by 0.25% to be between 0.50% and 0.75%. This move was anticipated for the majority of 2016; however, the increase in the Fed’s short-term rate forecasts suggested three hikes in 2017, which drove U.S. interest rates even higher. European bonds were more volatile in light of speculation around the future of European Central Bank (“ECB”) quantitative easing. Rates declined moderately in December on the ECB’s announcement to extend the purchase program, ending the quarter only modestly higher. The Bank of Japan kept its pledge to keep 10-year Japanese government bond yields near zero.

Sovereign bond yields continued to rise and equity markets drifted higher as more emphasis was put on the U.S. election as it approached. In spite of polls showing Hillary Clinton as the apparent victor, Donald J. Trump was elected the 45th U.S. president on November 8. The pro-growth agenda proposed by President-elect Trump resulted in a significant post-election rally as equities, bond yields and the U.S. dollar all rose with the majority of the increase coming after the election. Production cuts from the Organization of Petroleum Exporting Countries (“OPEC”) and prospects of increased infrastructure spending helped propel oil and industrial metals upward. This improvement in commodity prices, combined with a better economic growth outlook, resulted in emerging market equities returning 11.27% for the year.

PERFORMANCE

For year ended December 31, 2016, Transamerica Asset Allocation – Conservative VP, Initial Class returned 4.62%. By comparison, its primary and secondary benchmarks, the Bloomberg Barclays U.S. Aggregate Bond Index and the Wilshire 5000 Total Market IndexSM, returned 2.65% and 13.03%, respectively.

STRATEGY REVIEW

On July 1, J.P. Morgan Investment Management Inc. took on the role of investment sub-adviser for the Portfolio. During the transition period from July through December, the Portfolio’s manager lineup was being refined and certain holdings were kept due to mergers and/or closings. These exposures helped performance over the period. The Portfolio did not express any tactical asset allocation views during the transition period from July through September.

In the fourth quarter, the Portfolio began to express an overweight in U.S. large-cap and small-cap equities relative to fixed income, which helped performance, as domestic equities and U.S. interest rates rose significantly after the U.S. election. We added an overweight in emerging markets equity, which hurt performance. Additionally, we expressed our preference for credit versus government bonds by overweighting high yield relative to investment grade, which contributed to performance during the year as carry remained attractive even as spreads came in given the low risk of recession.

Underlying manager performance contributed to performance over the period. This was led by the Transamerica Large Cap Value and Transamerica Janus Mid-Cap Growth VP strategies, which both meaningfully outperformed their respective benchmarks. Though overall security selection was positive, some strategies did underperform their respective benchmarks, such as the Transamerica Small Cap Value and Transamerica WMC US Growth VP strategies.

During the period, the Portfolio used derivatives. These positions detracted from performance.

Michael Feser, CFA

Grace Koo, Ph.D.

Jeff Geller, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Conservative VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	4.62%	4.26%	3.76%	05/01/2002
Bloomberg Barclays U.S. Aggregate Bond Index (A)	2.65%	2.23%	4.34%
Wilshire 5000 Total Market IndexSM (B)	13.03%	14.48%	7.18%
Service Class	4.30%	4.00%	3.50%	05/01/2003

(A) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Conservative VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,018.10	$0.61	$1,024.50	$0.61	0.12%
Service Class	1,000.00	1,017.70	1.88	1,023.30	1.88	0.37

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	41.8%
U.S. Equity Funds	24.4
U.S. Mixed Allocation Fund	16.3
International Equity Funds	13.3
Repurchase Agreement	1.9
International Alternative Fund	1.5
U.S. Government Obligation	0.9
Net Other Assets (Liabilities) ^	(0.1)
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Conservative VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
INVESTMENT COMPANIES - 97.3%
International Alternative Fund - 1.5%
Transamerica Unconstrained Bond (A)	2,134,949	$ 21,114,649

International Equity Funds - 13.3%
Transamerica Developing Markets Equity (A)	4,513,521	42,246,560
Transamerica International Equity (A)	5,048,886	82,953,196
Transamerica International Equity Opportunities (A)	6,143,373	44,355,151
Transamerica International Small Cap Value (A)	1,899,015	21,098,052

		190,652,959

U.S. Equity Funds - 24.4%
Transamerica Jennison Growth VP (B)	3,630,518	31,948,560
Transamerica JPMorgan Enhanced Index VP (B)	7,743,781	142,253,248
Transamerica JPMorgan Mid Cap Value VP (B)	1,215,207	23,575,009
Transamerica Large Cap Value (A)	5,102,419	64,239,449
Transamerica Mid Cap Value Opportunities (A)	2,051,159	23,588,329
Transamerica T. Rowe Price Small Cap VP (B)	2,292,616	31,156,645
Transamerica WMC US Growth VP (B)	1,424,425	33,189,114

		349,950,354

U.S. Fixed Income Funds - 41.8%
Transamerica Core Bond (A)	9,603,600	94,787,529
Transamerica Floating Rate (A)	756,456	7,549,435
Transamerica High Yield Bond (A)	9,712,418	89,451,372
Transamerica Intermediate Bond (A)	35,364,646	354,353,758
Transamerica JPMorgan Core Bond VP (B)	4,187,044	53,845,390

		599,987,484

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Mixed Allocation Fund - 16.3%
Transamerica PIMCO Total Return VP (B)	21,042,819	$ 234,206,571

Total Investment Companies (Cost $1,422,498,616)		1,395,912,017

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 0.9%
U.S. Treasury - 0.9%
U.S. Treasury Note 0.50%, 01/31/2017 (C)	$ 12,170,000	12,171,387

Total U.S. Government Obligation (Cost $12,174,533)		12,171,387

REPURCHASE AGREEMENT - 1.9%
State Street Bank & Trust Co. 0.03% (D), dated 12/30/2016, to be repurchased at $27,181,453 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2022, and with a value of $27,726,108.	27,181,363	27,181,363

Total Repurchase Agreement (Cost $27,181,363)		27,181,363

Total Investments (Cost $1,461,854,512) (E)		1,435,264,767
Net Other Assets (Liabilities) - (0.1)%		(950,286)

Net Assets - 100.0%		$ 1,434,314,481

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	Short	(1,387)	03/31/2017	$571,391	$—
10-Year Australia Treasury Bond	Long	288	03/15/2017	18,153	—
10-Year Canada Government Bond	Short	(416)	03/22/2017	294,042	—
FTSE 100 Index	Short	(504)	03/17/2017	—	(1,010,104)
MSCI EAFE Mini Index	Short	(47)	03/17/2017	—	(22,195)
MSCI Emerging Markets Mini Index	Long	525	03/17/2017	—	(611,651)
Russell 2000® Mini Index	Long	640	03/17/2017	—	(707,771)
S&P 500® E-Mini	Long	126	03/17/2017	—	(85,375)
S&P/TSX 60 Index	Long	324	03/16/2017	—	(125,558)
U.S. Treasury Bond	Long	27	03/22/2017	—	(21,367)

Total				$883,586	$(2,584,021)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$1,395,912,017	$—	$—	$1,395,912,017
U.S. Government Obligation	—	12,171,387	—	12,171,387
Repurchase Agreement	—	27,181,363	—	27,181,363

Total Investments	$1,395,912,017	$39,352,750	$—	$1,435,264,767

Other Financial Instruments
Futures Contracts (G)	$883,586	$—	$—	$883,586

Total Other Financial Instruments	$883,586	$—	$—	$883,586

LIABILITIES
Other Financial Instruments
Futures Contracts (G)	$(2,584,021)	$—	$—	$(2,584,021)

Total Other Financial Instruments	$(2,584,021)	$—	$—	$(2,584,021)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(B)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(C)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security segregated as collateral to cover margin requirements for open futures contracts is $11,331,292.
(D)	Rate disclosed reflects the yield at December 31, 2016.
(E)	Aggregate cost for federal income tax purposes is $1,462,219,067. Aggregate gross unrealized appreciation and depreciation for all securities is $11,291,543 and $38,245,843, respectively. Net unrealized depreciation for tax purposes is $26,954,300.
(F)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(G)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Affiliated investments, at value (cost $1,422,498,616)	$1,395,912,017
Unaffiliated investments, at value (cost $12,174,533)	12,171,387
Repurchase agreement, at value (cost $27,181,363)	27,181,363
Cash	241,625
Receivables and other assets:
Shares of beneficial interest sold	302,481
Interest	25,344
Dividends	499,421

Total assets	1,436,333,638

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	769,446
Affiliated investments purchased	499,421
Investment management fees	149,473
Distribution and service fees	247,175
Transfer agent costs	3,683
Trustees, CCO and deferred compensation fees	1,696
Audit and tax fees	22,680
Custody fees	6,806
Legal fees	18,525
Printing and shareholder reports fees	51,344
Other	7,904
Variation margin payable	241,004

Total liabilities	2,019,157

Net assets	$1,434,314,481

Net assets consist of:
Capital stock ($0.01 par value)	$1,421,751
Additional paid-in capital	1,408,755,862
Undistributed (distributions in excess of) net investment income (loss)	27,865,442
Accumulated net realized gain (loss)	24,583,487
Net unrealized appreciation (depreciation) on:
Affiliated investments	(26,586,599)
Unaffiliated investments	(3,146)
Futures contracts	(1,700,435)
Translation of assets and liabilities denominated in foreign currencies	(21,881)

Net assets	$1,434,314,481

Net assets by class:
Initial Class	$272,589,416
Service Class	1,161,725,065

Shares outstanding:
Initial Class	26,780,244
Service Class	115,394,891

Net asset value and offering price per share:
Initial Class	$10.18
Service Class	10.07

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income from affiliated investments	$33,075,428
Interest income from unaffiliated investments	23,577

Total investment income	33,099,005

Expenses:
Investment advisory fees	237,187
Investment management fees	1,518,313
Distribution and service fees:
Service Class	2,972,842
Administration fees	53,367
Transfer agent costs	22,258
Trustees, CCO and deferred compensation fees	39,622
Audit and tax fees	36,815
Custody fees	34,046
Legal fees	74,088
Printing and shareholder reports fees	68,257
Other	34,510

Total expenses before waiver and/or reimbursement and recapture	5,091,305

Reimbursement of custody fees (A)	(165,197)

Net expenses	4,926,108

Net investment income (loss)	28,172,897

Net realized gain (loss) on:
Affiliated investments	18,887,723
Distributions received from affiliated investments	15,852,400
Futures contracts	(8,535,263)
Foreign currency transactions	(71,171)

Net realized gain (loss)	26,133,689

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	11,255,625
Unaffiliated investments	(3,146)
Futures contracts	(2,219,216)
Translation of assets and liabilities denominated in foreign currencies	(21,881)

Net change in unrealized appreciation (depreciation)	9,011,382

Net realized and change in unrealized gain (loss)	35,145,071

Net increase (decrease) in net assets resulting from operations	$63,317,968

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$28,172,897	$27,162,545
Net realized gain (loss)	26,133,689	31,087,669
Net change in unrealized appreciation (depreciation)	9,011,382	(89,054,942)

Net increase (decrease) in net assets resulting from operations	63,317,968	(30,804,728)

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(5,794,706)	(7,053,509)
Service Class	(21,360,000)	(24,612,433)

Total dividends and/or distributions from net investment income	(27,154,706)	(31,665,942)

Net realized gains:
Initial Class	(6,320,751)	(12,526,352)
Service Class	(26,679,762)	(49,381,206)

Total dividends and/or distributions from net realized gains	(33,000,513)	(61,907,558)

Total dividends and/or distributions to shareholders	(60,155,219)	(93,573,500)

Capital share transactions:
Proceeds from shares sold:
Initial Class	33,019,681	24,240,045
Service Class	41,650,383	65,211,623

	74,670,064	89,451,668

Issued from fund acquisition:
Service Class	—	1,677,890

	—	1,677,890

Dividends and/or distributions reinvested:
Initial Class	12,115,457	19,579,861
Service Class	48,039,762	73,993,639

	60,155,219	93,573,500

Cost of shares redeemed:
Initial Class	(66,352,359)	(93,077,015)
Service Class	(122,575,022)	(112,129,221)

	(188,927,381)	(205,206,236)

Net increase (decrease) in net assets resulting from capital share transactions	(54,102,098)	(20,503,178)

Net increase (decrease) in net assets	(50,939,349)	(144,881,406)

Net assets:
Beginning of year	1,485,253,830	1,630,135,236

End of year	$1,434,314,481	$1,485,253,830

Undistributed (distributions in excess of) net investment income (loss)	$27,865,442	$27,153,177

Capital share transactions - shares:
Shares issued:
Initial Class	3,245,430	2,248,627
Service Class	4,138,206	6,126,441

	7,383,636	8,375,068

Shares issued on fund acquisition:
Service Class	—	166,623

	—	166,623

Shares reinvested:
Initial Class	1,181,996	1,908,369
Service Class	4,737,649	7,282,838

	5,919,645	9,191,207

Shares redeemed:
Initial Class	(6,516,181)	(8,477,159)
Service Class	(12,157,490)	(10,378,501)

	(18,673,671)	(18,855,660)

Net increase (decrease) in shares outstanding:
Initial Class	(2,088,755)	(4,320,163)
Service Class	(3,281,635)	3,197,401

	(5,370,390)	(1,122,762)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$10.15		$11.05	$11.30	$10.69	$10.27

Investment operations:
Net investment income (loss) (A) (B)	0.21	(C)	0.21	0.23	0.28	0.33
Net realized and unrealized gain (loss)	0.26		(0.42)	0.02	0.70	0.43

Total investment operations	0.47		(0.21)	0.25	0.98	0.76

Dividends and/or distributions to shareholders:
Net investment income	(0.21)		(0.25)	(0.31)	(0.35)	(0.34)
Net realized gains	(0.23)		(0.44)	(0.19)	(0.02)	—

Total dividends and/or distributions to shareholders	(0.44)		(0.69)	(0.50)	(0.37)	(0.34)

Net asset value, end of year	$10.18		$10.15	$11.05	$11.30	$10.69

Total return (D)	4.62%		(1.96)%	2.19%	9.36%	7.46%

Ratio and supplemental data:
Net assets end of year (000’s)	$272,589		$293,085	$366,775	$429,007	$492,855
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.14%		0.14%	0.15%	0.15%	0.14%
Including waiver and/or reimbursement and recapture	0.13	%(C)	0.14%	0.15%	0.15%	0.14%
Net investment income (loss) to average net assets (B)	2.09	%(C)	1.89%	2.05%	2.54%	3.08%
Portfolio turnover rate (F)	68%		51%	34%	33%	67%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the underlying funds in which the Portfolio invests.
(F)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$10.05		$10.94	$11.19	$10.59	$10.18

Investment operations:
Net investment income (loss) (A) (B)	0.19	(C)	0.18	0.20	0.26	0.31
Net realized and unrealized gain (loss)	0.24		(0.41)	0.02	0.68	0.42

Total investment operations	0.43		(0.23)	0.22	0.94	0.73

Dividends and/or distributions to shareholders:
Net investment income	(0.18)		(0.22)	(0.28)	(0.32)	(0.32)
Net realized gains	(0.23)		(0.44)	(0.19)	(0.02)	—

Total dividends and/or distributions to shareholders	(0.41)		(0.66)	(0.47)	(0.34)	(0.32)

Net asset value, end of year	$10.07		$10.05	$10.94	$11.19	$10.59

Total return (D)	4.30%		(2.14)%	1.95%	9.09%	7.20%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,161,725		$1,192,169	$1,263,360	$1,305,606	$1,324,891
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.39%		0.39%	0.40%	0.40%	0.39%
Including waiver and/or reimbursement and recapture	0.38	%(C)	0.39%	0.40%	0.40%	0.39%
Net investment income (loss) to average net assets (B)	1.86	%(C)	1.69%	1.84%	2.35%	2.93%
Portfolio turnover rate (F)	68%		51%	34%	33%	67%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the underlying funds in which the Portfolio invests.
(F)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Asset Allocation – Conservative VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2016 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These investments are actively traded and no valuation adjustments are applied. Investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward,

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2016.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A) (B)	$883,586	$—	$—	$—	$—	$883,586
Total	$883,586	$—	$—	$—	$—	$883,586

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$(21,367)	$—	$(2,562,654)	$—	$—	$(2,584,021)
Total	$(21,367)	$—	$(2,562,654)	$—	$—	$(2,584,021)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2016.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(576,532)	$—	$(7,958,731)	$—	$—	$(8,535,263)
Total	$(576,532)	$—	$(7,958,731)	$—	$—	$(8,535,263)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(463,154)	$—	$(1,756,062)	$—	$—	$(2,219,216)
Total	$(463,154)	$—	$(1,756,062)	$—	$—	$(2,219,216)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2016.

Futures Contracts at Notional Amount
Long	Short
48,929,415	(127,993,636)

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Effective July 1, 2016, J.P. Morgan Investment Management, Inc. is the sub-adviser of the Portfolio. Prior to July 1, 2016, Aegon USA Investment Management LLC (“AUIM”) was both an affiliate and a sub-adviser of the Portfolio.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the year ended December 31, 2016, the Portfolio’s transactions in and earnings from investments in affiliates of TAM are as follows:

Affiliated Investments	Value December 31, 2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) (A)	Net Change in Unrealized Appreciation (Depreciation) (A)	Value December 31, 2016			Dividend Income (A)	Net Capital Gain Distributions
Transamerica Aegon U.S. Government Securities VP	$143,034,371	$37,381,477	$(187,145,622)	$5,764,141	$965,633	$	—(B	)	$381,484	$—
Transamerica Bond	31,431,326	347,302	(34,912,734)	1,588,427	1,545,679		—(B	)	347,301	—
Transamerica Capital Growth	38,005,648	3,999,996	(40,214,517)	(3,282,405)	1,491,278		—(B	)	—	—
Transamerica Clarion Global Real Estate Securities VP	6,249,145	6,999,999	(13,943,132)	567,938	126,050		—(B	)	—	—
Transamerica Concentrated Growth	42,047,330	39,999,986	(88,912,908)	8,623,941	(1,758,349)		—(B	)	—	—
Transamerica Core Bond	47,023,486	48,592,002	—	—	(827,959)		94,787,529		2,592,002	—
Transamerica Developing Markets Equity	—	44,752,759	(3,160,517)	250,936	403,382		42,246,560		44,636	—
Transamerica Dividend Focused	9,783,255	83,845,198	(99,538,466)	4,142,991	1,767,022		—(B	)	845,203	—
Transamerica Emerging Markets Equity	5,120,802	5,008,500	(9,901,159)	(1,667,817)	1,439,674		—(B	)	—	—
Transamerica Flexible Income	64,638	892	(66,475)	(1,182)	2,127		—(B	)	892	—
Transamerica Floating Rate	37,948,212	1,294,871	(32,783,106)	(250,319)	1,339,777		7,549,435		1,255,887	—
Transamerica Government Money Market	473,183	10	(473,193)	—	—		—(B	)	8	—
Transamerica High Yield Bond	48,830,254	53,619,873	(17,780,908)	(921,046)	5,703,199		89,451,372		4,177,432	—
Transamerica Income & Growth	14,767,092	328,288	(15,820,071)	(2,145,221)	2,869,912		—(B	)	328,288	—
Transamerica Intermediate Bond	155,598,531	207,441,192	(2,000,005)	18,137	(6,704,097)		354,353,758		6,394,964	—
Transamerica International Equity	27,291,613	60,773,727	(3,500,007)	(412,944)	(1,199,193)		82,953,196		1,517,204	102,962
Transamerica International Equity Opportunities	29,442,385	19,412,468	(3,500,000)	(421,153)	(578,549)		44,355,151		483,050	—
Transamerica International Small Cap	22,870,531	—	(23,065,752)	(968,937)	1,164,158		—(B	)	—	—
Transamerica International Small Cap Value	25,274,812	8,608,182	(11,690,417)	119,340	(1,213,865)		21,098,052		465,122	143,057
Transamerica Jennison Growth VP	38,147,608	23,882,787	(23,171,814)	(942,952)	(5,967,069)		31,948,560		—	5,938,685
Transamerica JPMorgan Core Bond VP (C)	57,702,581	1,250,769	(4,877,322)	(14,438)	(216,200)		53,845,390		1,250,769	—
Transamerica JPMorgan Enhanced Index VP	—	151,385,599	(14,886,889)	711,054	5,043,484		142,253,248		422,506	1,923,287
Transamerica JPMorgan Mid Cap Value VP	55,385,744	12,735,671	(42,000,004)	7,510,637	(10,057,039)		23,575,009		262,084	1,766,115
Transamerica Large Cap Value	76,275,752	6,380,916	(26,006,764)	1,630,057	5,959,488		64,239,449		3,437,565	2,943,351
Transamerica Mid Cap Growth	37,242,565	—	(38,105,314)	(2,609,205)	3,471,954		—(B	)	—	—
Transamerica Mid Cap Value Opportunities	14,986,786	24,861,808	(19,911,072)	1,160,952	2,489,855		23,588,329		1,123,808	724,787
Transamerica MLP & Energy Income	7,341,637	7,194,695	(16,916,351)	(416,683)	2,796,702		—(B	)	194,688	—
Transamerica PIMCO Total Return VP	139,969,716	103,821,859	(7,328,065)	(394,198)	(1,862,741)		234,206,571		4,823,679	—
Transamerica Short-Term Bond	164,620,316	1,657,820	(167,631,566)	(3,126,482)	4,479,912		—(B	)	1,711,031	—
Transamerica Small Cap Core	10,234,019	—	(11,080,817)	(472,340)	1,319,138		—(B	)	—	—
Transamerica Small Cap Growth	14,630,433	—	(16,417,602)	3,360,642	(1,573,473)		—(B	)	—	—
Transamerica Small Cap Value	18,708,898	—	(18,213,101)	(3,566,068)	3,070,271		—(B	)	—	—
Transamerica Small/Mid Cap Value VP	7,727	—	(7,836)	(1,305)	1,414		—(B	)	—	—
Transamerica T. Rowe Price Small Cap VP	3,601	30,086,638	(3,520)	(546)	1,070,472		31,156,645		—	—
Transamerica Unconstrained Bond	24,258,248	967,178	(4,906,236)	(167,470)	962,929		21,114,649		967,178	—
Transamerica Voya Mid Cap Opportunities VP	27,216,645	1,053,329	(28,836,031)	4,781,204	(4,215,147)		—(B	)	—	1,053,329
Transamerica WMC US Growth VP	—	34,996,735	—	—	(1,807,621)		33,189,114		241,398	1,256,827

Total	$1,371,988,890	$1,022,682,526	$(1,028,709,293)	$18,447,686	$11,502,208		$1,395,912,017		$33,268,179	$15,852,400

(A)	Does not reflect certain tax adjustments.
(B)	No longer held at year end.
(C)	Includes activity from Transamerica Voya Limited Maturity Bond VP, which merged into Transamerica JPMorgan Core Bond VP on December 16, 2016.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Current Management Fee	Management Fee Effective March 1, 2016 Through June 30, 3016	Advisory Fee Prior to March 1, 2016
First $10 billion	0.1225%	0.1225%	0.1000%
Over $10 billion	0.1025%	0.1125%	0.0900%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.25%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.0225% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

7. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	94.51%	94.51%
Service Class	1	87.93%	87.93%

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 973,576,165	$ —	$ 1,028,709,294	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts and straddle loss deferrals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent difference is due to foreign currency gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ (305,926)	$ 305,926

As of December 31, 2016, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 27,154,706	$ 33,000,513	$ —	$ 31,665,942	$ 61,907,558	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 33,593,555	$ 17,333,045	$ —	$ —	$ (187)	$ (26,789,545)

10. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

11. REORGANIZATION

Following the close of business on December 23, 2015, Transamerica Asset Allocation – Conservative VP acquired all of the net assets of Transamerica Voya Conservative Allocation VP pursuant to a Plan of Reorganization. Transamerica Asset Allocation – Conservative VP is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 166,623 shares of Transamerica Asset Allocation – Conservative VP for 175,918 shares of Transamerica Voya Conservative Allocation VP outstanding on December 23, 2015. Transamerica Voya Conservative Allocation VP’s net assets at that date was, $1,677,890, including $67,725 unrealized depreciation, and were combined

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

11. REORGANIZATION (continued)

with those of Transamerica Asset Allocation – Conservative VP. The aggregate net assets of Transamerica Asset Allocation – Conservative VP immediately before the acquisition were $1,487,695,926; the combined net assets of Transamerica Asset Allocation – Conservative VP immediately after the acquisition were $1,489,373,816. In the acquisition, Transamerica Asset Allocation – Conservative VP retained certain capital loss carryforwards from Transamerica Voya Conservative Allocation VP in the amount of $11,286. The Portfolio could be subject to loss limitation rules.

Shares issued to Transamerica Voya Conservative Allocation VP shareholders are included in Issued from fund acquisition and Shares issued on fund acquisition within the Statement of Changes, and are as follows:

Class	Shares	Amount
Service	166,623	$ 1,677,890

The exchange ratio of the reorganization for Transamerica Asset Allocation – Conservative VP is as follows:

Class	Exchange Ratio (A)
Service	0.95

(A)	Calculated by dividing the Transamerica Asset Allocation – Conservative VP shares issuable by the Transamerica Voya Conservative Allocation VP shares outstanding on December 23, 2015.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Asset Allocation – Conservative VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Asset Allocation – Conservative VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Asset Allocation – Conservative VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Conservative VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $33,000,513 for the year ended December 31, 2016.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 2,057,564	$ 207,677

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Growth VP

(unaudited)

MARKET ENVIRONMENT

2016 was a year of two tales in terms of investor sentiment. Slower U.S. growth, collapsing oil prices along with resurfaced growth concerns and sudden currency devaluation in China culminated with other factors resulting in broad risk-off sentiment throughout the first half of the year. On the other hand, many of these factors stabilized or improved in the second half, which led to a return to risk-on sentiment. As a result of this rotation, risk assets globally saw relatively healthy gains through the end of 2016. Large-cap stocks as represented by the S&P 500® advanced a very respectful 11.96% but were dramatically outperformed by small-cap stocks, which rose 21.31% as measured by the Russell 2000® Index. The Bloomberg Barclays U.S. Aggregate Bond Index was up 2.65%, as fixed income did not fare as well in 2016 given rising interest rates as a result of higher expectations of growth and inflation.

In the first part of the year, concerns of recession and increased volatility caused the U.S. Federal Reserve (“Fed”) to maintain a dovish tone in hopes of helping markets stabilize. This benefited bonds and defensive sectors of the equity market while more cyclical sectors remained choppy. The British referendum on European Union membership ended with the surprising outcome of the U.K. deciding to leave (“Brexit”). This event forced markets to grapple with a new source of uncertainty in the global environment. Despite initially selling off, global markets rebounded nicely once investors realized that the economic impact of Brexit would be more U.K.-centric.

Beginning in the third quarter, sentiment began to trend more positively as international markets were resilient and U.S. economic data consistently surprised to the upside, addressing questions around the health of the economy. Investors turned their focus toward the future of monetary policy and its effectiveness as a stimulus tool moving forward. For only the second time in this current market expansion, the Fed raised the target for shorter-term interest rates by 0.25% to be between 0.50% and 0.75%. This move was anticipated for the majority of 2016; however, the increase in the Fed’s short-term rate forecasts suggested three hikes in 2017, which drove U.S. interest rates even higher. European bonds were more volatile in light of speculation around the future of European Central Bank (“ECB”) quantitative easing. Rates declined moderately in December on the European Central Bank’s announcement to extend the purchase program, ending the quarter only modestly higher. The Bank of Japan kept its pledge to keep 10-year Japanese government bond yields near zero.

Sovereign bond yields continued to rise and equity markets drifted higher as more emphasis was put on the U.S. election as it approached. In spite of polls showing Hillary Clinton as the apparent victor, Donald J. Trump was elected the 45th U.S. president on November 8. The pro-growth agenda proposed by President-elect Trump resulted in a significant post-election rally as equities, bond yields and the U.S. dollar all rose with the majority of the increase coming after the election. Production cuts from the Organization of Petroleum Exporting Countries (“OPEC”) and prospects of increased infrastructure spending helped propel oil and industrial metals upward. This improvement in commodity prices, combined with a better economic growth outlook, resulted in emerging market equities returning 11.27% for the year.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Asset Allocation – Growth VP, Initial Class returned 6.08%. By comparison, its benchmark, the Wilshire 5000 Total Market IndexSM, returned 13.03%.

STRATEGY REVIEW

On July 1, J.P. Morgan Investment Management Inc. took on the role of investment sub-adviser for the Portfolio. During the transition period from July through December, the Portfolio’s manager lineup was being refined and certain holdings were kept due to mergers and/or closings. These exposures helped performance over the period. The Portfolio did not express any tactical asset allocation views during the transition period from July through September.

In the fourth quarter, the Portfolio began to express an overweight in U.S. large-cap and small-cap equities relative to fixed income, which helped performance, as domestic equities and U.S. interest rates rose significantly after the U.S. election. J.P. Morgan Investment Management Inc. added an overweight in emerging markets equity, which hurt performance. Additionally, J.P. Morgan Investment Management Inc. expressed a preference for credit versus government bonds by overweighting high yield relative to investment grade, which contributed to performance during the year as carry remained attractive even as spreads came in given the low risk of recession.

Underlying manager performance contributed to performance over the period. This was led by the Transamerica Large Cap Value and Transamerica Janus Mid-Cap Growth VP strategies, which both meaningfully outperformed their respective benchmarks. Though overall security selection was positive, some strategies did underperform their respective benchmarks, such as the Transamerica Small Cap Value and Transamerica WMC US Growth VP strategies.

During the period, the Portfolio used derivatives. These positions detracted from performance.

Michael Feser, CFA

Grace Koo, Ph.D.

Jeff Geller, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	6.08%	8.82%	3.43%	05/01/2002
Wilshire 5000 Total Market IndexSM (A)	13.03%	14.48%	7.18%
Service Class	5.82%	8.55%	3.18%	05/01/2003

(A) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.
Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,059.80	$0.62	$1,024.50	$0.61	0.12%
Service Class	1,000.00	1,058.20	1.91	1,023.30	1.88	0.37

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Growth VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016 (continued)

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	55.4%
International Equity Funds	34.1
U.S. Alternative Fund	6.1
U.S. Fixed Income Fund	3.0
Repurchase Agreement	0.7
U.S. Government Obligation	0.7
Net Other Assets (Liabilities) ^	(0.0)*
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
INVESTMENT COMPANIES - 98.6%
International Equity Funds - 34.1%
Transamerica Developing Markets Equity (A)	8,223,515	$ 76,972,101
Transamerica International Equity (A)	6,588,853	108,254,860
Transamerica International Equity Opportunities (A)	12,596,827	90,949,093
Transamerica International Small Cap Value (A)	2,481,577	27,570,317

		303,746,371

U.S. Alternative Fund - 6.1%
Transamerica Clarion Global Real Estate Securities VP (B)	4,416,668	54,148,356

U.S. Equity Funds - 55.4%
Transamerica Janus Mid-Cap Growth VP (B)	813,727	20,530,323
Transamerica Jennison Growth VP (B)	8,586,999	75,565,589
Transamerica JPMorgan Enhanced Index VP (B)	4,884,671	89,731,399
Transamerica JPMorgan Mid Cap Value VP (B)	861,010	16,703,590
Transamerica Large Cap Value (A)	11,224,343	141,314,480
Transamerica Mid Cap Growth (A)	855,514	10,616,930
Transamerica Mid Cap Value Opportunities (A)	1,446,862	16,638,917
Transamerica Small Cap Value (A)	1,714,145	19,215,563
Transamerica Small Company Growth Liquidating Trust (C) (D) (E) (F) (G)	3,075	1,909
Transamerica T. Rowe Price Small Cap VP (B)	2,097,056	28,498,987
Transamerica WMC US Growth VP (B)	3,198,568	74,526,642

		493,344,329

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Fund - 3.0%
Transamerica High Yield Bond (A)	2,924,788	$ 26,937,299

Total Investment Companies (Cost $877,843,593)		878,176,355

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 0.7%
U.S. Treasury - 0.7%
U.S. Treasury Note 0.50%, 01/31/2017 (H)	$ 6,425,500	6,426,232

Total U.S. Government Obligation (Cost $6,427,931)		6,426,232

REPURCHASE AGREEMENT - 0.7%
State Street Bank & Trust Co. 0.03% (I), dated 12/30/2016, to be repurchased at $6,574,806 on 01/03/2017. Collateralized by a U.S. Government Obligation, 0.13%, due 07/15/2022, and with a value of $6,707,709.	6,574,784	6,574,784

Total Repurchase Agreement (Cost $6,574,784)		6,574,784

Total Investments (Cost $890,846,308) (J)		891,177,371
Net Other Assets (Liabilities) - (0.0)% (K)		(279,536)

Net Assets - 100.0%		$ 890,897,835

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	Short	(206)	03/31/2017	$84,864	$—
FTSE 100 Index	Short	(310)	03/17/2017	—	(622,176)
MSCI EAFE Mini Index	Short	(11)	03/17/2017	—	(4,046)
MSCI Emerging Markets Mini Index	Long	416	03/17/2017	—	(478,484)
Russell 2000® Mini Index	Long	373	03/17/2017	—	(409,783)
S&P 500® E-Mini	Long	221	03/17/2017	—	(159,566)
S&P/TSX 60 Index	Long	200	03/16/2017	—	(77,550)

Total				$84,864	$(1,751,605)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION:

Valuation Inputs (L)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$878,174,446	$—	$—	$878,174,446
U.S. Government Obligation	—	6,426,232	—	6,426,232
Repurchase Agreement	—	6,574,784	—	6,574,784

Total	$878,174,446	$13,001,016	$—	$891,175,462

Investment Companies Measured at Net Asset Value (M)				1,909

Total Investments				$891,177,371

Other Financial Instruments
Futures Contracts (N)	$84,864	$—	$—	$84,864

Total Other Financial Instruments	$84,864	$—	$—	$84,864

LIABILITIES
Other Financial Instruments
Futures Contracts (N)	$(1,751,605)	$—	$—	$(1,751,605)

Total Other Financial Instruments	$(1,751,605)	$—	$—	$(1,751,605)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(B)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(C)	Non-income producing security.
(D)	Investment in affiliated company of Transamerica Asset Management, Inc.
(E)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2016, value of the security is $1,909, representing less than 0.1% of the Portfolio’s net assets.
(F)	Illiquid security. At December 31, 2016, value of the illiquid security is $1,909, representing less than 0.1% of the Portfolio’s net assets.
(G)	Restricted security. At December 31, 2016, the restricted security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	$30,750	$1,909	0.0	%(K)

(H)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security segregated as collateral to cover margin requirements for open futures contracts is $6,425,732.
(I)	Rate disclosed reflects the yield at December 31, 2016.
(J)	Aggregate cost for federal income tax purposes is $893,128,084. Aggregate gross unrealized appreciation and depreciation for all securities is $20,346,097 and $22,296,810, respectively. Net unrealized depreciation for tax purposes is $1,950,713.
(K)	Percentage rounds to less than 0.1% or (0.1)%.
(L)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(M)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(N)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Affiliated investments, at value (cost $877,843,593)	$878,176,355
Unaffiliated investments, at value (cost $6,427,931)	6,426,232
Repurchase agreement, at value (cost $6,574,784)	6,574,784
Receivables and other assets:
Shares of beneficial interest sold	509
Interest	13,368
Dividends	111,865
Variation margin receivable	38,091

Total assets	891,341,204

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	88,600
Affiliated investments purchased	111,865
Investment management fees	92,835
Distribution and service fees	52,972
Transfer agent costs	2,239
Trustees, CCO and deferred compensation fees	1,129
Audit and tax fees	17,770
Custody fees	6,288
Legal fees	11,270
Printing and shareholder reports fees	53,641
Other	4,760

Total liabilities	443,369

Net assets	$890,897,835

Net assets consist of:
Capital stock ($0.01 par value)	$786,560
Additional paid-in capital	857,474,460
Undistributed (distributions in excess of) net investment income (loss)	13,433,615
Accumulated net realized gain (loss)	20,567,044
Net unrealized appreciation (depreciation) on:
Affiliated investments	332,762
Unaffiliated investments	(1,699)
Futures contracts	(1,666,741)
Translation of assets and liabilities denominated in foreign currencies	(28,166)

Net assets	$890,897,835

Net assets by class:
Initial Class	$641,284,355
Service Class	249,613,480

Shares outstanding:
Initial Class	56,490,211
Service Class	22,165,756

Net asset value and offering price per share:
Initial Class	$11.35
Service Class	11.26

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income from affiliated investments	$15,281,173
Interest income from unaffiliated investments	19,156

Total investment income	15,300,329

Expenses:
Investment advisory fees	140,882
Investment management fees	919,263
Distribution and service fees:
Service Class	622,832
Administration fees	31,699
Transfer agent costs	13,419
Trustees, CCO and deferred compensation fees	24,103
Audit and tax fees	28,124
Custody fees	33,293
Legal fees	42,857
Printing and shareholder reports fees	57,340
Other	20,455

Total expenses before waiver and/or reimbursement and recapture	1,934,267

Reimbursement of custody fees (A)	(107,682)

Net expenses	1,826,585

Net investment income (loss)	13,473,744

Net realized gain (loss) on:
Affiliated investments	884,256
Unaffiliated investments	(371)
Distributions received from affiliated investments	30,954,243
Futures contracts	(1,347,427)
Foreign currency transactions	(38,538)

Net realized gain (loss)	30,452,163

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	8,439,309
Unaffiliated investments	(1,699)
Futures contracts	(2,855,177)
Translation of assets and liabilities denominated in foreign currencies	(28,166)

Net change in unrealized appreciation (depreciation)	5,554,267

Net realized and change in unrealized gain (loss)	36,006,430

Net increase (decrease) in net assets resulting from operations	$49,480,174

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$13,473,744	$18,763,451
Net realized gain (loss)	30,452,163	80,783,713
Net change in unrealized appreciation (depreciation)	5,554,267	(113,646,925)

Net increase (decrease) in net assets resulting from operations	49,480,174	(14,099,761)

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(14,012,976)	(12,076,771)
Service Class	(4,751,861)	(4,211,970)

Total dividends and/or distributions from net investment income	(18,764,837)	(16,288,741)

Capital share transactions:
Proceeds from shares sold:
Initial Class	13,453,811	13,547,842
Service Class	17,099,683	26,277,525

	30,553,494	39,825,367

Dividends and/or distributions reinvested:
Initial Class	14,012,976	12,076,771
Service Class	4,751,861	4,211,970

	18,764,837	16,288,741

Cost of shares redeemed:
Initial Class	(80,805,675)	(164,793,231)
Service Class	(50,608,660)	(49,709,735)

	(131,414,335)	(214,502,966)

Net increase (decrease) in net assets resulting from capital share transactions	(82,096,004)	(158,388,858)

Net increase (decrease) in net assets	(51,380,667)	(188,777,360)

Net assets:
Beginning of year	942,278,502	1,131,055,862

End of year	$890,897,835	$942,278,502

Undistributed (distributions in excess of) net investment income (loss)	$13,433,615	$18,762,736

Capital share transactions - shares:
Shares issued:
Initial Class	1,235,829	1,181,803
Service Class	1,577,046	2,300,996

	2,812,875	3,482,799

Shares reinvested:
Initial Class	1,240,086	1,103,910
Service Class	423,517	387,842

	1,663,603	1,491,752

Shares redeemed:
Initial Class	(7,419,986)	(14,143,750)
Service Class	(4,806,973)	(4,423,835)

	(12,226,959)	(18,567,585)

Net increase (decrease) in shares outstanding:
Initial Class	(4,944,071)	(11,858,037)
Service Class	(2,806,410)	(1,734,997)

	(7,750,481)	(13,593,034)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$10.93		$11.34	$11.30	$9.02	$8.12

Investment operations:
Net investment income (loss) (A) (B)	0.17	(C)	0.21	0.17	0.26	0.12
Net realized and unrealized gain (loss)	0.49		(0.43)	0.14	2.14	0.90

Total investment operations	0.66		(0.22)	0.31	2.40	1.02

Dividends and/or distributions to shareholders:
Net investment income	(0.24)		(0.19)	(0.27)	(0.12)	(0.12)

Net asset value, end of year	$11.35		$10.93	$11.34	$11.30	$9.02

Total return (D)	6.08%		(1.93)%	2.73%	26.81%	12.60%

Ratio and supplemental data:
Net assets end of year (000’s)	$641,284		$671,549	$830,809	$882,269	$711,850
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.15%		0.14%	0.15%	0.15%	0.15%
Including waiver and/or reimbursement and recapture	0.14	%(C)	0.14%	0.15%	0.15%	0.15%
Net investment income (loss) to average net assets (B)	1.58	%(C)	1.82%	1.48%	2.56%	1.34%
Portfolio turnover rate (F)	93%		51%	64%	20%	63%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the underlying funds in which the Portfolio invests.
(F)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$10.84		$11.24	$11.21	$8.96	$8.06

Investment operations:
Net investment income (loss) (A) (B)	0.14	(C)	0.19	0.14	0.23	0.10
Net realized and unrealized gain (loss)	0.49		(0.43)	0.13	2.12	0.90

Total investment operations	0.63		(0.24)	0.27	2.35	1.00

Dividends and/or distributions to shareholders:
Net investment income	(0.21)		(0.16)	(0.24)	(0.10)	(0.10)

Net asset value, end of year	$11.26		$10.84	$11.24	$11.21	$8.96

Total return (D)	5.82%		(2.12)%	2.44%	26.39%	12.39%

Ratio and supplemental data:
Net assets end of year (000’s)	$249,614		$270,730	$300,247	$298,714	$226,019
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.40%		0.39%	0.40%	0.40%	0.40%
Including waiver and/or reimbursement and recapture	0.39	%(C)	0.39%	0.40%	0.40%	0.40%
Net investment income (loss) to average net assets (B)	1.33	%(C)	1.63%	1.26%	2.32%	1.12%
Portfolio turnover rate (F)	93%		51%	64%	20%	63%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the underlying funds in which the Portfolio invests.
(F)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. Transamerica Asset Allocation - Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2016 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These investments are actively traded and no valuation adjustments are applied. Investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board. Restricted securities issued by publicly traded

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2016, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2016, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2016.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A) (B)	$84,864	$—	$—	$—	$—	$84,864
Total	$84,864	$—	$—	$—	$—	$84,864

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$—	$—	$(1,751,605)	$—	$—	$(1,751,605)
Total	$—	$—	$(1,751,605)	$—	$—	$(1,751,605)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2016.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(1,347,427)	$—	$—	$(1,347,427)
Total	$—	$—	$(1,347,427)	$—	$—	$(1,347,427)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$84,864	$—	$(2,940,041)	$—	$—	$(2,855,177)
Total	$84,864	$—	$(2,940,041)	$—	$—	$(2,855,177)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2016.

Futures Contracts at Notional Amount
Long	Short
51,612	(3,294,688)

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Effective July 1, 2016, J.P. Morgan Investment Management, Inc. is the sub-adviser of the Portfolio. Prior to July 1, 2016, Aegon USA Investment Management LLC (“AUIM”) was both an affiliate and a sub-adviser of the Portfolio.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

For the year ended December 31, 2016, the Portfolio’s transactions in and earnings from investments in affiliates of TAM are as follows:

Affiliated Investments	Value December 31, 2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) (A)	Net Change in Unrealized Appreciation (Depreciation) (A)	Value December 31, 2016		Dividend Income	Net Capital Gain Distributions
Transamerica Capital Growth	$71,778,779	$8,999,996	$(74,672,697)	$(3,961,939)	$(2,144,139)	$—	(C)	$—	$—
Transamerica Clarion Global Real Estate Securities VP	—	58,457,703	—	—	(4,309,347)	54,148,356		895,270	—
Transamerica Concentrated Growth	—	43,999,992	(46,795,870)	2,795,878	—	—	(C)	—	—
Transamerica Developing Markets Equity	—	78,872,549	(2,370,842)	207,754	262,640	76,972,101		79,420	—
Transamerica Dividend Focused	21,410,288	96,874,394	(127,357,201)	5,258,696	3,813,823	—	(C)	874,384	—
Transamerica Emerging Markets Equity	7,649,025	10,999,996	(18,916,183)	(1,904,067)	2,171,229	—	(C)	—	—
Transamerica Global Equity	14,625,889	9,999,996	(24,876,421)	(148,000)	398,536	—	(C)	—	—
Transamerica Global Long/Short Equity	6,783,000	—	(6,443,369)	(556,631)	217,000	—	(C)	—	—
Transamerica Global Multifactor Macro	26,345,093	—	(25,594,432)	(1,529,861)	779,200	—	(C)	—	—
Transamerica High Yield Bond	189,467	26,529,430	(187,463)	(14,778)	420,643	26,937,299		202,361	—
Transamerica International Equity	27,016,003	96,742,496	(14,724,694)	(41,421)	(737,524)	108,254,860		1,979,968	134,367
Transamerica International Equity Opportunities	46,625,308	49,422,187	(3,333,394)	(201,746)	(1,563,262)	90,949,093		990,481	—
Transamerica International Small Cap	48,254,227	999,996	(50,029,667)	3,554,796	(2,779,352)	—	(C)	—	—
Transamerica International Small Cap Value	37,045,683	8,794,754	(17,011,867)	(1,573,611)	315,358	27,570,317		607,807	186,943
Transamerica Janus Mid-Cap Growth VP (B)	38,569,679	2,197,787	(20,000,000)	134,861	(372,004)	20,530,323		31,471	2,166,316
Transamerica Jennison Growth VP	78,783,941	54,592,276	(40,508,275)	1,594,041	(18,896,394)	75,565,589		—	13,584,422
Transamerica JPMorgan Enhanced Index VP	—	92,261,978	(6,135,868)	155,581	3,449,708	89,731,399		189,805	864,015
Transamerica JPMorgan Mid Cap Value VP	54,468,844	3,116,390	(37,999,991)	5,107,529	(7,989,182)	16,703,590		343,328	2,313,595
Transamerica Large Cap Value	107,508,897	52,967,445	(33,618,549)	3,324,150	11,132,537	141,314,480		7,140,964	6,341,093
Transamerica Managed Futures Strategy	42,260,886	—	(42,754,629)	(8,992,693)	9,486,436	—	(C)	—	—
Transamerica Mid Cap Growth	59,793,525	7,007,011	(59,150,476)	989,619	1,977,251	10,616,930		7,011	—
Transamerica Mid Cap Value Opportunities	76,587,995	19,215,982	(88,050,769)	7,626,585	1,259,124	16,638,917		792,721	511,256
Transamerica MLP & Energy Income	29,584,123	11,342,680	(42,381,147)	(8,842,828)	10,297,172	—	(C)	342,672	—
Transamerica Small Cap Core	5,460,760	—	(5,898,961)	109,063	329,138	—	(C)	—	—
Transamerica Small Cap Growth	31,347,100	13,999,998	(46,989,538)	2,502,161	(859,721)	—	(C)	—	—
Transamerica Small Cap Value	33,291,339	8,380,714	(23,345,950)	(7,825,477)	8,714,937	19,215,563		179,513	—
Transamerica Small Company Growth Liquidating Trust	7,703	—	—	—	(5,794)	1,909		—	—
Transamerica Small/Mid Cap Value VP	5,153,121	9,999,993	(15,669,981)	949,879	(433,012)	—	(C)	—	—
Transamerica T. Rowe Price Small Cap VP	28,608,383	12,107,264	(12,000,003)	1,771,494	(1,988,151)	28,498,987		71,602	1,976,229
Transamerica WMC US Growth VP	—	80,054,593	(1,415,435)	(49,376)	(4,063,140)	74,526,642		552,395	2,876,007

Total	$899,149,058	$857,937,600	$(888,233,672)	$439,659	$8,883,710	$878,176,355		$15,281,173	$30,954,243

(A)	Does not reflect certain tax adjustments.
(B)	Includes activity from Transamerica Voya Mid Cap Opportunities VP, which merged into Transamerica Janus Mid-Cap Growth VP on December 16, 2016.
(C)	No longer held at year end.

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Current Management Fee	Management Fee Effective March 1, 2016 Through June 30, 2016	Advisory Fee Prior to March 1, 2016
First $10 billion	0.1225%	0.1225%	0.1000%
Over $10 billion	0.1025%	0.1125%	0.0900%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.25%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.0225% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

8. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	92.69%	92.69%
Service Class	2	90.58%	90.58%

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 811,702,185	$ —	$ 888,233,672	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts mark to market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses and long-term

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

capital gain distributions from underlying investments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ (38,028)	$ 38,028

As of December 31, 2016, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2016, the capital loss carryforwards utilized or expired are $5,409,433.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 18,764,837	$ —	$ —	$16,288,741	$ —	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 13,433,615	$ 21,259,628	$ —	$ —	$ —	$ (2,056,428)

11. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Asset Allocation – Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Asset Allocation – Growth VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Asset Allocation – Growth VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2016.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 2,952,663	$ 309,745

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

2016 was a year of two tales in terms of investor sentiment. Slower U.S. growth, collapsing oil prices along with resurfaced growth concerns and sudden currency devaluation in China culminated with other factors resulting in broad risk-off sentiment throughout the first half of the year. On the other hand, many of these factors stabilized or improved in the second half, which led to a return to risk-on sentiment. As a result of this rotation, risk assets globally saw relatively healthy gains through the end of 2016. Large-cap stocks as represented by the S&P 500® advanced a very respectful 11.96% but were dramatically outperformed by small-cap stocks, which rose 21.31% as measured by the Russell 2000® Index. The Bloomberg Barclays U.S. Aggregate Bond Index was up 2.65%, as fixed income did not fare as well in 2016 given rising interest rates as a result of higher expectations of growth and inflation.

In the first part of the year, concerns of recession and increased volatility caused the U.S. Federal Reserve (“Fed”) to maintain a dovish tone in hopes of helping markets stabilize. This benefited bonds and defensive sectors of the equity market while more cyclical sectors remained choppy. The U.K. referendum on European Union membership ended with the surprising outcome of the U.K. deciding to leave (“Brexit”). This event forced markets to grapple with a new source of uncertainty in the global environment. Despite initially selling off, global markets rebounded nicely once investors realized that the economic impact of Brexit would be more U.K.-centric.

Beginning in the third quarter, sentiment began to trend more positively as international markets were resilient and U.S. economic data consistently surprised to the upside, addressing questions around the health of the economy. Investors turned their focus toward the future of monetary policy and its effectiveness as a stimulus tool moving forward. For only the second time in this current market expansion, the Fed raised the target for shorter-term interest rates by 0.25% to be between 0.50% and 0.75%. This move was anticipated for the majority of 2016; however, the increase in the Fed’s short-term rate forecasts suggested three hikes in 2017, which drove U.S. interest rates even higher. European bonds were more volatile in light of speculation around the future of European Central Bank (“ECB”) quantitative easing. Rates declined moderately in December on the ECB’s announcement to extend the purchase program, ending the quarter only modestly higher. The Bank of Japan kept its pledge to keep 10-year Japanese government bond yields near zero.

Sovereign bond yields continued to rise and equity markets drifted higher as more emphasis was put on the U.S. election as it approached. In spite of polls showing Hillary Clinton as the apparent victor, Donald J. Trump was elected the 45th U.S. president on November 8. The pro-growth agenda proposed by President-elect Trump resulted in a significant post-election rally as equities, bond yields and the U.S. dollar all rose with the majority of the increase coming after the election. Production cuts from the Organization of Petroleum Exporting Countries (“OPEC”) and prospects of increased infrastructure spending helped propel oil and industrial metals upward. This improvement in commodity prices, combined with a better economic growth outlook, resulted in emerging market equities returning 11.27% for the year.

PERFORMANCE

For year ended December 31, 2016, Transamerica Asset Allocation – Moderate Growth VP, Initial Class returned 6.55%. By comparison, its primary and secondary benchmarks, the Wilshire 5000 Total Market IndexSM and the Bloomberg Barclays U.S. Aggregate Bond Index, returned 13.03% and 2.65%, respectively.

STRATEGY REVIEW

On July 1, J.P. Morgan Investment Management Inc. took on the role of investment sub-adviser for the Portfolio. During the transition period from July through December, the Portfolio’s manager lineup was being refined and certain holdings were kept due to mergers and/or closings. These exposures helped performance over the period. The Portfolio did not express any tactical asset allocation views during the transition period from July through September.

In the fourth quarter, the Portfolio began to express an overweight to U.S. large-cap and small-cap equities relative to fixed income, which helped performance, as domestic equities and U.S. interest rates rose significantly after the U.S. election. We added an overweight in emerging markets equity, which hurt performance. Additionally, we expressed our preference for credit versus government bonds by overweighting high yield relative to investment grade, which contributed to performance during the year as carry remained attractive even as spreads came in given the low risk of recession.

Underlying manager performance contributed to performance over the period. This was led by the Transamerica Large Cap Value and Transamerica Janus Mid-Cap Growth VP strategies, which both meaningfully outperformed their respective benchmarks. Though overall security selection was positive, some strategies did underperform their respective benchmarks, such as the Transamerica Small Cap Value and Transamerica WMC US Growth VP strategies.

During the period, the Portfolio used derivatives. These positions detracted from performance.

Michael Feser, CFA

Grace Koo, Ph.D.

Jeff Geller, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	6.55%	7.13%	3.77%	05/01/2002
Wilshire 5000 Total Market IndexSM (A)	13.03%	14.48%	7.18%
Bloomberg Barclays U.S. Aggregate Bond Index (B)	2.65%	2.23%	4.34%
Service Class	6.25%	6.87%	3.52%	05/01/2003

(A) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

(B) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,047.10	$0.62	$1,024.50	$0.61	0.12%
Service Class	1,000.00	1,045.70	1.90	1,023.30	1.88	0.37

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	44.4%
International Equity Funds	23.7
U.S. Fixed Income Funds	18.1
U.S. Mixed Allocation Fund	5.7
U.S. Alternative Fund	4.0
Repurchase Agreement	1.7
International Alternative Funds	1.6
U.S. Government Obligation	0.8
Net Other Assets (Liabilities) ^	(0.0)*
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
INVESTMENT COMPANIES - 97.5%
International Alternative Funds - 1.6%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D) (E)	70,452	$ 422,564
Transamerica Unconstrained Bond (F)	7,395,794	73,144,404

		73,566,968

International Equity Funds - 23.7%
Transamerica Developing Markets Equity (F)	24,088,251	225,466,025
Transamerica International Equity (F)	27,744,208	455,837,345
Transamerica International Equity Opportunities (F)	45,936,980	331,664,998
Transamerica International Small Cap Value (F)	10,456,086	116,167,111

		1,129,135,479

U.S. Alternative Fund - 4.0%
Transamerica Clarion Global Real Estate Securities VP (G)	15,690,568	192,366,362

U.S. Equity Funds - 44.4%
Transamerica Janus Mid-Cap Growth VP (G)	3,103,032	78,289,485
Transamerica Jennison Growth VP (G)	25,195,520	221,720,580
Transamerica JPMorgan Enhanced Index VP (G)	38,521,661	707,642,919
Transamerica JPMorgan Mid Cap Value VP (G)	3,890,077	75,467,501
Transamerica Large Cap Value (F)	36,182,318	455,535,380
Transamerica Mid Cap Growth (F)	5,839,485	72,468,015
Transamerica Mid Cap Value Opportunities (F)	6,560,679	75,447,807
Transamerica Small Cap Value (F)	6,667,601	74,743,805
Transamerica Small Company Growth Liquidating Trust (A) (B) (C) (D) (E)	16,244	10,084
Transamerica T. Rowe Price Small Cap VP (G)	9,171,823	124,645,076
Transamerica WMC US Growth VP (G)	9,631,371	224,410,933

		2,110,381,585

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 18.1%
Transamerica Core Bond (F)	15,640,238	$ 154,369,145
Transamerica Floating Rate (F)	16,509,895	164,768,748
Transamerica High Yield Bond (F)	27,091,995	249,517,271
Transamerica Intermediate Bond (F)	29,336,287	293,949,592

		862,604,756

U.S. Mixed Allocation Fund - 5.7%
Transamerica PIMCO Total Return VP (G)	24,304,851	270,512,992

Total Investment Companies (Cost $4,607,870,104)		4,638,568,142

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 0.8%
U.S. Treasury - 0.8%
U.S. Treasury Note 0.50%, 01/31/2017 (H)	$ 41,158,600	41,163,292

Total U.S. Government Obligation (Cost $41,172,014)		41,163,292

REPURCHASE AGREEMENT - 1.7%
State Street Bank & Trust Co. 0.03% (I), dated 12/30/2016, to be repurchased at $79,177,751 on 01/03/2017. Collateralized by U.S. Government Obligations, 2.00% - 2.25%, due 11/15/2024 - 02/15/2025, and with a total value of $80,764,010.	79,177,487	79,177,487

Total Repurchase Agreement (Cost $79,177,487)		79,177,487

Total Investments (Cost $4,728,219,605) (J)		4,758,908,921
Net Other Assets (Liabilities) - (0.0)% (K)		(1,587,802)

Net Assets - 100.0%		$ 4,757,321,119

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	Short	(4,465)	03/31/2017	$1,839,410	$—
10-Year Australia Treasury Bond	Long	914	03/15/2017	57,893	—
10-Year Canada Government Bond	Short	(1,367)	03/22/2017	940,559	—
FTSE 100 Index	Short	(1,650)	03/17/2017	—	(3,311,332)
MSCI EAFE Mini Index	Long	54	03/17/2017	—	(12,710)
MSCI Emerging Markets Mini Index	Long	2,151	03/17/2017	—	(2,473,757)
Russell 2000® Mini Index	Long	1,985	03/17/2017	—	(2,182,087)
S&P 500® E-Mini	Long	1,278	03/17/2017	—	(904,822)
S&P/TSX 60 Index	Long	1,061	03/16/2017	—	(407,675)
U.S. Treasury Bond	Long	343	03/22/2017	—	(271,437)

Total				$2,837,862	$(9,563,820)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION:

Valuation Inputs (L)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$4,638,135,494	$—	$—	$4,638,135,494
U.S. Government Obligation	—	41,163,292	—	41,163,292
Repurchase Agreement	—	79,177,487	—	79,177,487

Total	$4,638,135,494	$120,340,779	$—	$4,758,476,273

Investment Companies Measured at Net Asset Value (M)				432,648

Total Investments				$4,758,908,921

Other Financial Instruments
Futures Contracts (N)	$2,837,862	$—	$—	$2,837,862

Total Other Financial Instruments	$2,837,862	$—	$—	$2,837,862

LIABILITIES
Other Financial Instruments
Futures Contracts (N)	$(9,563,820)	$—	$—	$(9,563,820)

Total Other Financial Instruments	$(9,563,820)	$—	$—	$(9,563,820)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Investment in affiliated company of Transamerica Asset Management, Inc.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2016, total value of securities is $432,648, representing less than 0.1% of the Portfolio’s net assets.
(D)	Illiquid securities. At December 31, 2016, total value of illiquid securities is $432,648, representing less than 0.1% of the Portfolio’s net assets.
(E)	Restricted securities. At December 31, 2016, the restricted securities held by the Portfolio are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$724,839	$422,564	0.0	%(A)

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	162,437	10,084	0.0	(A)

Total			$887,276	$432,648	0.0	%(A)

(F)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(G)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(H)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security segregated as collateral to cover margin requirements for open futures contracts is $41,162,692.
(I)	Rate disclosed reflects the yield at December 31, 2016.
(J)	Aggregate cost for federal income tax purposes is $4,739,008,271. Aggregate gross unrealized appreciation and depreciation for all securities is $109,712,839 and $89,812,189, respectively. Net unrealized appreciation for tax purposes is $19,900,650.
(K)	Percentage rounds to less than 0.1% or (0.1)%.
(L)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(M)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(N)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

PORTFOLIO ABBREVIATIONS:

EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Affiliated investments, at value (cost $4,607,870,104)	$4,638,568,142
Unaffiliated investments, at value (cost $41,172,014)	41,163,292
Repurchase agreement, at value (cost $79,177,487)	79,177,487
Cash	1,078,110
Receivables and other assets:
Shares of beneficial interest sold	37,601
Interest	85,693
Dividends	1,815,853

Total assets	4,761,926,178

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	552,648
Affiliated investments purchased	1,815,854
Investment management fees	493,734
Distribution and service fees	805,011
Transfer agent costs	11,797
Trustees, CCO and deferred compensation fees	5,714
Audit and tax fees	49,666
Custody fees	13,571
Legal fees	59,310
Printing and shareholder reports fees	169,369
Other	25,188
Variation margin payable	603,197

Total liabilities	4,605,059

Net assets	$4,757,321,119

Net assets consist of:
Capital stock ($0.01 par value)	$4,067,100
Additional paid-in capital	4,481,097,443
Undistributed (distributions in excess of) net investment income (loss)	79,450,341
Accumulated net realized gain (loss)	168,751,325
Net unrealized appreciation (depreciation) on:
Affiliated investments	30,698,038
Unaffiliated investments	(8,722)
Futures contracts	(6,725,958)
Translation of assets and liabilities denominated in foreign currencies	(8,448)

Net assets	$4,757,321,119

Net assets by class:
Initial Class	$957,702,631
Service Class	3,799,618,488

Shares outstanding:
Initial Class	81,042,092
Service Class	325,667,932

Net asset value and offering price per share:
Initial Class	$11.82
Service Class	11.67

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income from affiliated investments	$95,833,502
Interest income from unaffiliated investments	101,550

Total investment income	95,935,052

Expenses:
Investment advisory fees	750,863
Investment management fees	4,860,788
Distribution and service fees:
Service Class	9,389,303
Administration fees	168,944
Transfer agent costs	71,085
Trustees, CCO and deferred compensation fees	127,335
Audit and tax fees	94,428
Custody fees	57,812
Legal fees	233,818
Printing and shareholder reports fees	198,557
Other	109,424

Total expenses before waiver and/or reimbursement and recapture	16,062,357

Reimbursement of custody fees (A)	(512,282)

Net expenses	15,550,075

Net investment income (loss)	80,384,977

Net realized gain (loss) on:
Affiliated investments	115,712,994
Distributions received from affiliated investments	106,357,629
Futures contracts	(43,498,589)
Foreign currency transactions	(185,920)

Net realized gain (loss)	178,386,114

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	30,161,954
Unaffiliated investments	(8,722)
Futures contracts	(3,887,279)
Translation of assets and liabilities denominated in foreign currencies	(8,448)

Net change in unrealized appreciation (depreciation)	26,257,505

Net realized and change in unrealized gain (loss)	204,643,619

Net increase (decrease) in net assets resulting from operations	$285,028,596

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$80,384,977	$86,303,932
Net realized gain (loss)	178,386,114	273,009,564
Net change in unrealized appreciation (depreciation)	26,257,505	(472,846,340)

Net increase (decrease) in net assets resulting from operations	285,028,596	(113,532,844)

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(19,534,233)	(24,005,884)
Service Class	(66,768,592)	(80,577,635)

Total dividends and/or distributions from net investment income	(86,302,825)	(104,583,519)

Net realized gains:
Initial Class	(52,537,919)	(17,912,212)
Service Class	(206,973,374)	(67,900,003)

Total dividends and/or distributions from net realized gains	(259,511,293)	(85,812,215)

Total dividends and/or distributions to shareholders	(345,814,118)	(190,395,734)

Capital share transactions:
Proceeds from shares sold:
Initial Class	27,844,949	29,930,401
Service Class	44,907,406	106,526,289

	72,752,355	136,456,690

Issued from fund acquisition:
Service Class	—	7,871,725

	—	7,871,725

Dividends and/or distributions reinvested:
Initial Class	72,072,152	41,918,096
Service Class	273,741,966	148,477,638

	345,814,118	190,395,734

Cost of shares redeemed:
Initial Class	(128,100,474)	(254,893,443)
Service Class	(327,410,784)	(285,702,313)

	(455,511,258)	(540,595,756)

Net increase (decrease) in net assets resulting from capital share transactions	(36,944,785)	(205,871,607)

Net increase (decrease) in net assets	(97,730,307)	(509,800,185)

Net assets:
Beginning of year	4,855,051,426	5,364,851,611

End of year	$4,757,321,119	$4,855,051,426

Undistributed (distributions in excess of) net investment income (loss)	$79,450,341	$86,298,887

Capital share transactions - shares:
Shares issued:
Initial Class	2,359,556	2,416,493
Service Class	3,866,230	8,464,949

	6,225,786	10,881,442

Shares issued on fund acquisition:
Service Class	—	663,105

	—	663,105

Shares reinvested:
Initial Class	6,118,179	3,472,916
Service Class	23,517,351	12,435,313

	29,635,530	15,908,229

Shares redeemed:
Initial Class	(10,870,132)	(19,788,603)
Service Class	(28,019,260)	(22,719,022)

	(38,889,392)	(42,507,625)

Net increase (decrease) in shares outstanding:
Initial Class	(2,392,397)	(13,899,194)
Service Class	(635,679)	(1,155,655)

	(3,028,076)	(15,054,849)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$11.96		$12.74	$12.76	$10.94	$10.14

Investment operations:
Net investment income (loss) (A) (B)	0.22	(C)	0.23	0.27	0.34	0.26
Net realized and unrealized gain (loss)	0.56		(0.51)	0.06	1.76	0.81

Total investment operations	0.78		(0.28)	0.33	2.10	1.07

Dividends and/or distributions to shareholders:
Net investment income	(0.25)		(0.29)	(0.35)	(0.28)	(0.27)
Net realized gains	(0.67)		(0.21)	—	—	—

Total dividends and/or distributions to shareholders	(0.92)		(0.50)	(0.35)	(0.28)	(0.27)

Net asset value, end of year	$11.82		$11.96	$12.74	$12.76	$10.94

Total return (D)	6.55%		(2.23)%	2.57%	19.38%	10.64%

Ratio and supplemental data:
Net assets end of year (000’s)	$957,703		$998,156	$1,240,441	$1,340,215	$1,228,709
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.14%		0.14%	0.15%	0.14%	0.14%
Including waiver and/or reimbursement and recapture	0.13	%(C)	0.14%	0.15%	0.14%	0.14%
Net investment income (loss) to average net assets (B)	1.89	%(C)	1.81%	2.09%	2.84%	2.45%
Portfolio turnover rate (F)	70%		26%	35%	27%	59%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the underlying funds in which the Portfolio invests.
(F)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$11.82		$12.60	$12.61	$10.82	$10.03

Investment operations:
Net investment income (loss) (A) (B)	0.19	(C)	0.20	0.23	0.31	0.24
Net realized and unrealized gain (loss)	0.55		(0.52)	0.08	1.73	0.79

Total investment operations	0.74		(0.32)	0.31	2.04	1.03

Dividends and/or distributions to shareholders:
Net investment income	(0.22)		(0.25)	(0.32)	(0.25)	(0.24)
Net realized gains	(0.67)		(0.21)	—	—	—

Total dividends and/or distributions to shareholders	(0.89)		(0.46)	(0.32)	(0.25)	(0.24)

Net asset value, end of year	$11.67		$11.82	$12.60	$12.61	$10.82

Total return (D)	6.25%		(2.52)%	2.45%	19.04%	10.37%

Ratio and supplemental data:
Net assets end of year (000’s)	$3,799,618		$3,856,895	$4,124,411	$4,236,224	$3,576,194
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.39%		0.39%	0.40%	0.39%	0.39%
Including waiver and/or reimbursement and recapture	0.38	%(C)	0.39%	0.40%	0.39%	0.39%
Net investment income (loss) to average net assets (B)	1.66	%(C)	1.62%	1.86%	2.67%	2.24%
Portfolio turnover rate (F)	70%		26%	35%	27%	59%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the underlying funds in which the Portfolio invests.
(F)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Asset Allocation - Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2016 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These investments are actively traded and no valuation adjustments are applied. Investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board. Restricted securities issued by publicly traded

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2016, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2016, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2016.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A) (B)	$2,837,862	$—	$—	$—	$—	$2,837,862
Total	$2,837,862	$—	$—	$—	$—	$2,837,862

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$(271,437)	$—	$(9,292,383)	$—	$—	$(9,563,820)
Total	$(271,437)	$—	$(9,292,383)	$—	$—	$(9,563,820)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2016.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(4,789,299)	$—	$(38,709,290)	$—	$—	$(43,498,589)
Total	$(4,789,299)	$—	$(38,709,290)	$—	$—	$(43,498,589)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$216,048	$—	$(4,103,327)	$—	$—	$(3,887,279)
Total	$216,048	$—	$(4,103,327)	$—	$—	$(3,887,279)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2016.

Futures Contracts at Notional Amount
Long	Short
87,651,785	(256,606,998)

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Effective July 1, 2016, J.P. Morgan Investment Management, Inc. is the sub-adviser of the Portfolio. Prior to July 1, 2016, Aegon USA Investment Management LLC (“AUIM”) was both an affiliate and a sub-adviser of the Portfolio.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

For the year ended December 31, 2016, the Portfolio’s transactions in and earnings from investments in affiliates of TAM are as follows:

Affiliated Investments	Value December 31, 2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) (A)	Net Change in Unrealized Appreciation (Depreciation) (A)	Value December 31, 2016		Dividend Income (A)	Net Capital Gain Distributions
Transamerica Aegon U.S. Government Securities VP	$164,398,132	$99,999,990	$(274,516,272)	$9,516,279	$601,871	$—	(B)	$—	$—
Transamerica Bond	92,363,457	1,008,488	(102,434,868)	1,719,016	7,343,907	—	(B)	1,008,488	—
Transamerica Capital Growth	232,511,042	—	(223,581,127)	44,390,379	(53,320,294)	—	(B)	—	—
Transamerica Clarion Global Real Estate Securities VP	52,046,326	158,261,304	(5,999,998)	(4,081)	(11,937,189)	192,366,362		3,176,749	—
Transamerica Concentrated Growth	—	130,999,978	(144,564,684)	13,564,706	—	—	(B)	—	—
Transamerica Core Bond	16,307,804	189,981,608	(52,001,019)	500,614	(419,862)	154,369,145		4,934,080	—
Transamerica Developing Markets Equity	30,458,654	205,865,030	(16,880,814)	(1,383,463)	7,406,618	225,466,025		238,218	—
Transamerica Dividend Focused	39,328,089	198,559,661	(258,014,773)	13,516,076	6,610,947	—	(B)	2,559,663	—
Transamerica Emerging Markets Equity	33,602,835	14,999,998	(48,486,056)	(9,864,234)	9,747,457	—	(B)	—	—
Transamerica Flexible Income	111,682	1,542	(114,856)	(2,364)	3,996	—	(B)	1,542	—
Transamerica Floating Rate	74,114,555	95,654,166	(8,030,533)	(39,482)	3,070,042	164,768,748		4,262,538	—
Transamerica Global Allocation Liquidating Trust	486,873	—	—	—	(64,309)	422,564		—	—
Transamerica Global Bond	43,041,928	74,204	(46,045,242)	(3,818,585)	6,747,695	—	(B)	74,204	—
Transamerica Global Equity	96,400,691	—	(98,365,405)	(708,868)	2,673,582	—	(B)	—	—
Transamerica Government Money Market	32,216	—	(32,216)	—	—	—	(B)	—	—
Transamerica High Yield Bond	216,348,868	74,868,019	(64,678,831)	(4,979,841)	27,959,056	249,517,271		14,868,022	—
Transamerica Income & Growth	71,498,718	1,573,480	(76,542,973)	(10,542,535)	14,013,310	—	(B)	1,573,480	—
Transamerica Intermediate Bond	202,524,928	162,994,612	(70,507,713)	1,728,131	(2,790,366)	293,949,592		6,596,892	—
Transamerica International Equity	127,773,545	346,492,547	(18,999,988)	208,580	362,661	455,837,345		8,337,211	565,788
Transamerica International Equity Opportunities	190,477,342	162,871,713	(14,999,985)	(1,093,743)	(5,590,329)	331,664,998		3,611,996	—
Transamerica International Small Cap	173,542,682	—	(176,658,392)	9,832,650	(6,716,940)	—	(B)	—	—
Transamerica International Small Cap Value	175,837,918	3,348,667	(57,643,418)	4,723,820	(10,099,876)	116,167,111		2,560,984	787,683
Transamerica Janus Mid-Cap Growth VP (C)	73,211,572	8,380,950	—	—	(3,303,037)	78,289,485		120,011	8,260,940
Transamerica Jennison Growth VP	225,962,914	105,979,738	(63,928,779)	10,935,037	(57,228,330)	221,720,580		—	40,142,359
Transamerica JPMorgan Enhanced Index VP	—	726,436,948	(47,592,989)	1,726,110	27,072,850	707,642,919		1,524,063	6,937,683
Transamerica JPMorgan Mid Cap Value VP	356,324,178	12,522,666	(274,965,240)	37,612,955	(56,027,058)	75,467,501		1,618,180	10,904,486
Transamerica Large Cap Value	444,723,543	77,430,404	(114,581,798)	12,194,900	35,768,331	455,535,380		23,190,073	20,240,317
Transamerica Mid Cap Growth	238,996,580	47,853	(181,413,236)	(6,431,623)	21,268,441	72,468,015		47,853	—
Transamerica Mid Cap Value Opportunities	140,902,534	132,010,237	(228,345,710)	18,131,707	12,749,039	75,447,807		3,594,526	2,318,248
Transamerica MLP & Energy Income	98,054,301	15,592,388	(132,004,124)	(50,795,089)	69,152,524	—	(B)	1,592,387	—
Transamerica PIMCO Total Return VP	172,133,266	104,267,738	(3,999,993)	28,950	(1,916,969)	270,512,992		5,601,031	—
Transamerica Short-Term Bond	—	18,050,813	(18,100,907)	50,094	—	—	(B)	59,767	—
Transamerica Small Cap Core	34,342	19,000,006	(19,376,904)	337,552	5,004	—	(B)	—	—
Transamerica Small Cap Growth	138,699,823	—	(152,659,618)	32,785,743	(18,825,948)	—	(B)	—	—
Transamerica Small Cap Value	144,396,836	6,764,950	(83,561,502)	(18,660,800)	25,804,321	74,743,805		764,950	—
Transamerica Small Company Growth Liquidating Trust	40,690	—	—	—	(30,606)	10,084		—	—
Transamerica Small/Mid Cap Value VP	54,091,386	—	(56,932,424)	2,059,665	781,373	—	(B)	—	—

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Affiliated Investments	Value December 31, 2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) (A)	Net Change in Unrealized Appreciation (Depreciation) (A)	Value December 31, 2016		Dividend Income (A)	Net Capital Gain Distributions
Transamerica T. Rowe Price Small Cap VP	$144,906,900	$60,291,487	$(78,999,991)	$5,630,073	$(7,183,393)	$124,645,076		$279,058	$7,701,990
Transamerica TS&W International Equity VP	289,909	—	(285,631)	(24,290)	20,012	—	(B)	—	—
Transamerica Unconstrained Bond	46,472,590	50,102,008	(24,531,592)	(1,077,328)	2,178,726	73,144,404		2,013,441	—
Transamerica WMC US Growth VP	—	236,198,001	—	—	(11,787,068)	224,410,933		1,632,238	8,498,135

Total	$4,312,449,649	$3,420,631,194	$(3,240,379,601)	$111,766,711	$34,100,189	$4,638,568,142		$95,841,645	$106,357,629

(A)	Does not reflect certain tax adjustments.
(B)	No longer held at year end.
(C)	Includes activity from Transamerica Voya Mid Cap Opportunities VP, which merged into Transamerica Janus Mid-Cap Growth VP on December 16, 2016.

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Current Management Fee	Management Fee Effective March 1, 2016 Through June 30, 2016	Advisory Fee Prior to March 1, 2016
First $10 billion	0.1225%	0.1225%	0.1000%
Over $10 billion	0.1025%	0.1125%	0.0900%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.25%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.0225% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

8. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	92.14%	92.14%
Service Class	1	85.49%	85.49%

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 3,218,364,732	$ —	$ 3,240,379,606	$ —

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts and straddle loss deferrals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent difference is due to foreign currency gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ (930,698)	$ 930,698

As of December 31, 2016, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$86,302,825	$259,511,293	$—	$104,583,519	$85,812,215	$—

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 113,119,294	$ 138,554,764	$ —	$ —	$ (460)	$ 20,482,978

11. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

11. NEW ACCOUNTING PRONOUNCEMENTS (continued)

hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

12. REORGANIZATION

Following the close of business on December 23, 2015, Transamerica Asset Allocation – Moderate Growth VP acquired all of the net assets of Transamerica Voya Moderate Growth Allocation VP pursuant to a Plan of Reorganization. Transamerica Asset Allocation – Moderate Growth VP is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 663,105 shares of Transamerica Asset Allocation – Moderate Growth VP for 780,141 shares of Transamerica Voya Moderate Growth Allocation VP outstanding on December 23, 2015. Transamerica Voya Moderate Growth Allocation VP’s net assets at that date was, $7,871,725, including $395,794 unrealized depreciation, and were combined with those of Transamerica Asset Allocation – Moderate Growth VP. The aggregate net assets of Transamerica Asset Allocation – Moderate VP immediately before the acquisition were $4,870,262,842; the combined net assets of Transamerica Asset Allocation – Moderate Growth VP immediately after the acquisition were $4,878,134,567.

Shares issued to Transamerica Voya Moderate Growth Allocation VP shareholders are included in Issued from fund acquisition and Shares issued on fund acquisition within the Statement of Changes, and are as follows:

Class	Shares	Amount
Service	663,105	$ 7,871,725

The exchange ratio of the reorganization for Transamerica Asset Allocation – Moderate Growth VP is as follows:

Class	Exchange Ratio (A)
Service	0.85

(A)	Calculated by dividing the Transamerica Asset Allocation – Moderate Growth VP shares issuable by the Transamerica Voya Moderate Growth Allocation VP shares outstanding on December 23, 2015.

13. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Asset Allocation – Moderate Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Asset Allocation – Moderate Growth VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Asset Allocation – Moderate Growth VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $259,511,293 for the year ended December 31, 2016.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 11,966,915	$ 1,223,729

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate VP

(unaudited)

MARKET ENVIRONMENT

2016 was a year of two tales in terms of investor sentiment. Slower U.S. growth, collapsing oil prices along with resurfaced growth concerns and sudden currency devaluation in China culminated with other factors resulting in broad risk-off sentiment throughout the first half of the year. On the other hand, many of these factors stabilized or improved in the second half, which led to a return to risk-on sentiment. As a result of this rotation, risk assets globally saw relatively healthy gains through the end of 2016. Large-cap stocks as represented by the S&P 500® advanced a very respectful 11.96% but were dramatically outperformed by small-cap stocks, which rose 21.31% as measured by the Russell 2000® Index. The Bloomberg Barclays U.S. Aggregate Bond Index was up 2.65%, as fixed income did not fare as well in 2016 given rising interest rates as a result of higher expectations of growth and inflation.

In the first part of the year, concerns of recession and increased volatility caused the U.S. Federal Reserve (“Fed”) to maintain a dovish tone in hopes of helping markets stabilize. This benefited bonds and defensive sectors of the equity market while more cyclical sectors remained choppy. The U.K. referendum on European Union membership ended with the surprising outcome of the U.K. deciding to leave (“Brexit”). This event forced markets to grapple with a new source of uncertainty in the global environment. Despite initially selling off, global markets rebounded nicely once investors realized that the economic impact of Brexit would be more U.K.-centric.

Beginning in the third quarter, sentiment began to trend more positively as international markets were resilient and U.S. economic data consistently surprised to the upside, addressing questions around the health of the economy. Investors turned their focus toward the future of monetary policy and its effectiveness as a stimulus tool moving forward. For only the second time in this current market expansion, the Fed raised the target for shorter-term interest rates by 0.25% to be between 0.50% and 0.75%. This move was anticipated for the majority of 2016; however, the increase in the Fed’s short-term rate forecasts suggested three hikes in 2017, which drove U.S. interest rates even higher. European bonds were more volatile in light of speculation around the future of European Central Bank (“ECB”) quantitative easing. Rates declined moderately in December on the ECB’s announcement to extend the purchase program, ending the quarter only modestly higher. The Bank of Japan kept its pledge to keep 10-year Japanese government bond yields near zero.

Sovereign bond yields continued to rise and equity markets drifted higher as more emphasis was put on the U.S. election as it approached. In spite of polls showing Hillary Clinton as the apparent victor, Donald J. Trump was elected the 45th U.S. president on November 8. The pro-growth agenda proposed by President-elect Trump resulted in a significant post-election rally as equities, bond yields and the U.S. dollar all rose with the majority of the increase coming after the election. Production cuts from the Organization of Petroleum Exporting Countries (“OPEC”) and prospects of increased infrastructure spending helped propel oil and industrial metals upward. This improvement in commodity prices, combined with a better economic growth outlook, resulted in emerging market equities returning 11.27% for the year.

PERFORMANCE

For year ended December 31, 2016, Transamerica Asset Allocation – Moderate VP, Initial Class returned 5.56%. By comparison, its primary and secondary benchmarks, the Wilshire 5000 Total Market IndexSM and the Bloomberg Barclays U.S. Aggregate Bond Index, returned 13.03% and 2.65%, respectively.

STRATEGY REVIEW

On July 1, J.P. Morgan Investment Management Inc. took on the role of investment sub-adviser for the Portfolio. During the transition period from July through December, the Portfolio’s manager lineup was being refined and certain holdings were kept due to mergers and/or closings. These exposures helped performance over the period. The Portfolio did not express any tactical asset allocation views during the transition period from July through September.

In the fourth quarter, the Portfolio began to express an overweight in U.S. large-cap and small-cap equities relative to fixed income, which helped performance, as domestic equities and U.S. interest rates rose significantly after the U.S. election. We added an overweight in emerging markets equity, which hurt performance. Additionally, we expressed our preference for credit versus government bonds by overweighting high yield relative to investment grade, which contributed to performance during the year as carry remained attractive even as spreads came in given the low risk of recession.

Underlying manager performance contributed to performance over the period. This was led by the Transamerica Large Cap Value and Transamerica Janus Mid-Cap Growth VP strategies, which both meaningfully outperformed their respective benchmarks. Though overall security selection was positive, some strategies did underperform their respective benchmarks, such as the Transamerica Small Cap Value and Transamerica WMC US Growth VP strategies.

During the period, the Portfolio used derivatives. These positions detracted from performance.

Michael Feser, CFA

Grace Koo, Ph.D.

Jeff Geller, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	5.56%	5.67%	3.98%	05/01/2002
Wilshire 5000 Total Market IndexSM (A)	13.03%	14.48%	7.18%
Bloomberg Barclays U.S. Aggregate Bond Index (B)	2.65%	2.23%	4.34%
Service Class	5.26%	5.41%	3.73%	05/01/2003

(A) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

(B) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,033.50	$0.61	$1,024.50	$0.61	0.12%
Service Class	1,000.00	1,033.00	1.89	1,023.30	1.88	0.37

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	36.1%
U.S. Fixed Income Funds	29.7
International Equity Funds	17.9
U.S. Mixed Allocation Fund	11.0
Repurchase Agreement	3.0
International Alternative Funds	1.6
U.S. Government Obligation	0.8
Net Other Assets (Liabilities) ^	(0.1)
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
INVESTMENT COMPANIES - 96.3%
International Alternative Funds - 1.6%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D) (E)	36,728	$ 220,289
Transamerica Unconstrained Bond (F)	9,394,317	92,909,792

		93,130,081

International Equity Funds - 17.9%
Transamerica Developing Markets Equity (F)	24,439,514	228,753,851
Transamerica International Equity (F)	26,383,393	433,479,154
Transamerica International Equity Opportunities (F)	41,614,597	300,457,393
Transamerica International Small Cap Value (F)	9,926,367	110,281,942

		1,072,972,340

U.S. Equity Funds - 36.1%
Transamerica Janus Mid-Cap Growth VP (G)	3,691,286	93,131,138
Transamerica Jennison Growth VP (G)	26,771,485	235,589,072
Transamerica JPMorgan Enhanced Index VP (G)	38,585,580	708,817,110
Transamerica JPMorgan Mid Cap Value VP (G)	3,282,992	63,690,051
Transamerica Large Cap Value (F)	37,264,001	469,153,773
Transamerica Mid Cap Growth (F)	5,331,921	66,169,141
Transamerica Mid Cap Value Opportunities (F)	8,348,092	96,003,062
Transamerica Small Cap Value (F)	5,101,208	57,184,545
Transamerica Small Company Growth Liquidating Trust (A) (B) (C) (D) (E)	5,959	3,700
Transamerica T. Rowe Price Small Cap VP (G)	9,315,786	126,601,529
Transamerica WMC US Growth VP (G)	10,310,643	240,237,972

		2,156,581,093

U.S. Fixed Income Funds - 29.7%
Transamerica Core Bond (F)	36,218,567	357,477,259
Transamerica Floating Rate (F)	10,862,155	108,404,303

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds (continued)
Transamerica High Yield Bond (F)	39,471,097	$ 363,528,809
Transamerica Intermediate Bond (F)	91,281,817	914,643,810
Transamerica JPMorgan Core Bond VP (G)	2,241,999	28,832,108

		1,772,886,289

U.S. Mixed Allocation Fund - 11.0%
Transamerica PIMCO Total Return VP (G)	58,965,926	656,290,760

Total Investment Companies (Cost $5,792,114,496)		5,751,860,563

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 0.8%
U.S. Treasury - 0.8%
U.S. Treasury Note 0.50%, 01/31/2017 (H)	$ 49,177,800	49,183,406

Total U.S. Government Obligation (Cost $49,195,743)		49,183,406

REPURCHASE AGREEMENT - 3.0%
State Street Bank & Trust Co. 0.03% (I), dated 12/30/2016, to be repurchased at $178,832,928 on 01/03/2017. Collateralized by U.S. Government Obligations, 1.63% - 2.25%, due 10/31/2022 - 11/15/2024, and with a total value of $182,410,632.	178,832,332	178,832,332

Total Repurchase Agreement (Cost $178,832,332)		178,832,332

Total Investments (Cost $6,020,142,571) (J)		5,979,876,301
Net Other Assets (Liabilities) - (0.1)%		(4,019,383)

Net Assets - 100.0%		$ 5,975,856,918

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	Short	(5,648)	03/31/2017	$2,326,761	$—
10-Year Australia Treasury Bond	Long	1,163	03/15/2017	73,480	—
10-Year Canada Government Bond	Short	(1,721)	03/22/2017	1,193,409	—
FTSE 100 Index	Short	(2,077)	03/17/2017	—	(4,165,873)
MSCI EAFE Mini Index	Short	(19)	03/17/2017	3,951	—
MSCI Emerging Markets Mini Index	Long	2,490	03/17/2017	—	(2,863,740)
Russell 2000® Mini Index	Long	2,648	03/17/2017	—	(2,927,515)
S&P 500® E-Mini	Long	1,123	03/17/2017	—	(782,548)
S&P/TSX 60 Index	Long	1,340	03/16/2017	—	(513,750)
U.S. Treasury Bond	Long	393	03/22/2017	—	(311,005)

Total				$3,597,601	$(11,564,431)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$5,751,636,574	$—	$—	$5,751,636,574
U.S. Government Obligation	—	49,183,406	—	49,183,406
Repurchase Agreement	—	178,832,332	—	178,832,332

Total	$5,751,636,574	$228,015,738	$—	$5,979,652,312

Investment Companies Measured at Net Asset Value (L)				223,989

Total Investments				$5,979,876,301

Other Financial Instruments
Futures Contracts (M)	$3,597,601	$—	$—	$3,597,601

Total Other Financial Instruments	$3,597,601	$—	$—	$3,597,601

LIABILITIES
Other Financial Instruments
Futures Contracts (M)	$(11,564,431)	$—	$—	$(11,564,431)

Total Other Financial Instruments	$(11,564,431)	$—	$—	$(11,564,431)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2016, total value of securities is $223,989, representing less than 0.1% of the Portfolio’s net assets.
(C)	Illiquid securities. At December 31, 2016, total value of illiquid securities is $223,989, representing less than 0.1% of the Portfolio’s net assets.
(D)	Investment in affiliated company of Transamerica Asset Management, Inc.
(E)	Restricted securities. At December 31, 2016, the restricted securities held by the Portfolio are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$377,870	$220,289	0.0	%(N)

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	59,594	3,700	0.0	(N)

Total			$437,464	$223,989	0.0	%(N)

(F)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(G)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(H)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security segregated as collateral to cover margin requirements for open futures contracts is $49,182,606.
(I)	Rate disclosed reflects the yield at December 31, 2016.
(J)	Aggregate cost for federal income tax purposes is $6,020,937,541. Aggregate gross unrealized appreciation and depreciation for all securities is $79,683,063 and $120,744,303, respectively. Net unrealized depreciation for tax purposes is $41,061,240.
(K)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(L)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(M)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).
(N)	Percentage rounds to less than 0.1% or (0.1)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

PORTFOLIO ABBREVIATIONS:

EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Affiliated investments, at value (cost $5,792,114,496)	$5,751,860,563
Unaffiliated investments, at value (cost $49,195,743)	49,183,406
Repurchase agreement, at value (cost $178,832,332)	178,832,332
Receivables and other assets:
Shares of beneficial interest sold	19,161
Interest	102,529
Dividends	2,136,715

Total assets	5,982,134,706

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	710,808
Affiliated investments purchased	2,136,716
Investment management fees	620,337
Distribution and service fees	1,136,785
Transfer agent costs	14,969
Trustees, CCO and deferred compensation fees	6,907
Audit and tax fees	60,484
Custody fees	16,042
Legal fees	75,758
Printing and shareholder reports fees	189,527
Other	32,114
Variation margin payable	1,277,341

Total liabilities	6,277,788

Net assets	$5,975,856,918

Net assets consist of:
Capital stock ($0.01 par value)	$5,348,578
Additional paid-in capital	5,767,295,310
Undistributed (distributions in excess of) net investment income (loss)	103,870,472
Accumulated net realized gain (loss)	147,589,175
Net unrealized appreciation (depreciation) on:
Affiliated investments	(40,253,933)
Unaffiliated investments	(12,337)
Futures contracts	(7,966,830)
Translation of assets and liabilities denominated in foreign currencies	(13,517)

Net assets	$5,975,856,918

Net assets by class:
Initial Class	$610,851,114
Service Class	5,365,005,804

Shares outstanding:
Initial Class	54,050,324
Service Class	480,807,437

Net asset value and offering price per share:
Initial Class	$11.30
Service Class	11.16

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income from affiliated investments	$126,498,929
Interest income from unaffiliated investments	138,655

Total investment income	126,637,584

Expenses:
Investment advisory fees	969,165
Investment management fees	6,186,177
Distribution and service fees:
Service Class	13,500,863
Administration fees	218,062
Transfer agent costs	90,600
Trustees, CCO and deferred compensation fees	162,206
Audit and tax fees	117,956
Custody fees	67,726
Legal fees	299,728
Printing and shareholder reports fees	234,648
Other	140,173

Total expenses before waiver and/or reimbursement and recapture	21,987,304

Reimbursement of custody fees (A)	(448,807)

Net expenses	21,538,497

Net investment income (loss)	105,099,087

Net realized gain (loss) on:
Affiliated investments	108,781,117
Unaffiliated investments	126,610
Distributions received from affiliated investments	102,814,274
Futures contracts	(64,587,758)
Foreign currency transactions	(236,422)

Net realized gain (loss)	146,897,821

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	63,479,870
Unaffiliated investments	(12,337)
Futures contracts	(6,160,449)
Translation of assets and liabilities denominated in foreign currencies	(13,517)

Net change in unrealized appreciation (depreciation)	57,293,567

Net realized and change in unrealized gain (loss)	204,191,388

Net increase (decrease) in net assets resulting from operations	$309,290,475

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$105,099,087	$119,271,234
Net realized gain (loss)	146,897,821	170,572,772
Net change in unrealized appreciation (depreciation)	57,293,567	(442,259,848)

Net increase (decrease) in net assets resulting from operations	309,290,475	(152,415,842)

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(13,574,255)	(14,348,627)
Service Class	(105,723,759)	(107,749,435)

Total dividends and/or distributions from net investment income	(119,298,014)	(122,098,062)

Net realized gains:
Initial Class	(15,468,462)	(24,265,134)
Service Class	(137,194,797)	(204,463,710)

Total dividends and/or distributions from net realized gains	(152,663,259)	(228,728,844)

Total dividends and/or distributions to shareholders	(271,961,273)	(350,826,906)

Capital share transactions:
Proceeds from shares sold:
Initial Class	22,070,753	11,077,918
Service Class	19,555,422	88,399,493

	41,626,175	99,477,411

Issued from fund acquisition:
Service Class	—	11,803,570

	—	11,803,570

Dividends and/or distributions reinvested:
Initial Class	29,042,717	38,613,761
Service Class	242,918,556	312,213,145

	271,961,273	350,826,906

Cost of shares redeemed:
Initial Class	(86,249,047)	(196,560,190)
Service Class	(467,413,667)	(303,110,641)

	(553,662,714)	(499,670,831)

Net increase (decrease) in net assets resulting from capital share transactions	(240,075,266)	(37,562,944)

Net increase (decrease) in net assets	(202,746,064)	(540,805,692)

Net assets:
Beginning of year	6,178,602,982	6,719,408,674

End of year	$5,975,856,918	$6,178,602,982

Undistributed (distributions in excess of) net investment income (loss)	$103,870,472	$119,256,521

Capital share transactions - shares:
Shares issued:
Initial Class	1,964,094	933,957
Service Class	1,765,164	7,286,800

	3,729,258	8,220,757

Shares issued on fund acquisition:
Service Class	—	1,061,386

	—	1,061,386

Shares reinvested:
Initial Class	2,570,152	3,411,110
Service Class	21,747,409	27,901,085

	24,317,561	31,312,195

Shares redeemed:
Initial Class	(7,692,225)	(16,093,550)
Service Class	(42,119,236)	(25,822,440)

	(49,811,461)	(41,915,990)

Net increase (decrease) in shares outstanding:
Initial Class	(3,157,979)	(11,748,483)
Service Class	(18,606,663)	10,426,831

	(21,764,642)	(1,321,652)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$11.22		$12.17	$12.10	$10.93	$10.26

Investment operations:
Net investment income (loss) (A) (B)	0.22	(C)	0.24	0.26	0.32	0.32
Net realized and unrealized gain (loss)	0.40		(0.52)	0.09	1.14	0.64

Total investment operations	0.62		(0.28)	0.35	1.46	0.96

Dividends and/or distributions to shareholders:
Net investment income	(0.25)		(0.25)	(0.28)	(0.29)	(0.29)
Net realized gains	(0.29)		(0.42)	—	—	—

Total dividends and/or distributions to shareholders	(0.54)		(0.67)	(0.28)	(0.29)	(0.29)

Net asset value, end of year	$11.30		$11.22	$12.17	$12.10	$10.93

Total return (D)	5.56%		(2.23)%	2.77%	13.50%	9.44%

Ratio and supplemental data:
Net assets end of year (000’s)	$610,851		$642,102	$838,875	$917,763	$911,127
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.14%		0.14%	0.14%	0.14%	0.14%
Including waiver and/or reimbursement and recapture	0.13	%(C)	0.14%	0.14%	0.14%	0.14%
Net investment income (loss) to average net assets (B)	1.96	%(C)	1.97%	2.10%	2.74%	2.94%
Portfolio turnover rate (F)	63%		33%	22%	25%	50%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the underlying funds in which the Portfolio invests.
(F)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$11.09		$12.03	$11.97	$10.82	$10.17

Investment operations:
Net investment income (loss) (A) (B)	0.19	(C)	0.21	0.24	0.31	0.30
Net realized and unrealized gain (loss)	0.39		(0.51)	0.07	1.10	0.62

Total investment operations	0.58		(0.30)	0.31	1.41	0.92

Dividends and/or distributions to shareholders:
Net investment income	(0.22)		(0.22)	(0.25)	(0.26)	(0.27)
Net realized gains	(0.29)		(0.42)	—	—	—

Total dividends and/or distributions to shareholders	(0.51)		(0.64)	(0.25)	(0.26)	(0.27)

Net asset value, end of year	$11.16		$11.09	$12.03	$11.97	$10.82

Total return (D)	5.26%		(2.48)%	2.61%	13.23%	9.11%

Ratio and supplemental data:
Net assets end of year (000’s)	$5,365,006		$5,536,501	$5,880,534	$4,730,918	$3,488,590
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.39%		0.39%	0.39%	0.39%	0.39%
Including waiver and/or reimbursement and recapture	0.38	%(C)	0.39%	0.39%	0.39%	0.39%
Net investment income (loss) to average net assets (B)	1.72	%(C)	1.79%	1.97%	2.69%	2.84%
Portfolio turnover rate (F)	63%		33%	22%	25%	50%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the underlying funds in which the Portfolio invests.
(F)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Asset Allocation - Moderate VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2016 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These investments are actively traded and no valuation adjustments are applied. Investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2016, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2016, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2016.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A) (B)	$3,593,650	$—	$3,951	$—	$—	$3,597,601
Total	$3,593,650	$—	$3,951	$—	$—	$3,597,601

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$(311,005)	$—	$(11,253,426)	$—	$—	$(11,564,431)
Total	$(311,005)	$—	$(11,253,426)	$—	$—	$(11,564,431)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2016.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(5,464,969)	$—	$(59,122,789)	$—	$—	$(64,587,758)
Total	$(5,464,969)	$—	$(59,122,789)	$—	$—	$(64,587,758)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(1,485,014)	$—	$(4,675,435)	$—	$—	$(6,160,449)
Total	$(1,485,014)	$—	$(4,675,435)	$—	$—	$(6,160,449)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2016.

Futures Contracts at Notional Amount
Long	Short
135,965,477	(489,131,388)

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Effective July 1, 2016, J.P. Morgan Investment Management, Inc. is the sub-adviser of the Portfolio. Prior to July 1, 2016, Aegon USA Investment Management LLC (“AUIM”) was both an affiliate and a sub-adviser of the Portfolio.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the year ended December 31, 2016, the Portfolio’s transactions in and earnings from investments in affiliates of TAM are as follows:

Affiliated Investments	Value December 31, 2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) (A)	Net Change in Unrealized Appreciation (Depreciation) (A)	Value December 31, 2016		Dividend Income (A)	Net Capital Gain Distributions
Transamerica Aegon U.S. Government Securities VP	$454,734,100	$71,104,869	$(544,439,220)	$16,334,353	$2,265,898	$—	(B)	$2,104,870	$—
Transamerica Bond	120,209,240	1,314,431	(133,355,829)	2,771,430	9,060,728	—	(B)	1,314,431	—
Transamerica Capital Growth	228,654,714	—	(217,791,014)	2,661,912	(13,525,612)	—	(B)	—	—
Transamerica Clarion Global Real Estate Securities VP	72,176,200	—	(77,764,069)	3,932,928	1,654,941	—	(B)	—	—
Transamerica Concentrated Growth	46,582,905	150,999,989	(219,004,247)	22,621,690	(1,200,337)	—	(B)	—	—
Transamerica Core Bond	181,910,244	183,522,758	(4,999,999)	38,177	(2,993,921)	357,477,259		9,590,027	—
Transamerica Developing Markets Equity	35,430,039	205,339,447	(17,738,301)	(4,046,837)	9,769,503	228,753,851		241,692	—
Transamerica Dividend Focused	607,671	277,003,372	(301,970,812)	24,272,956	86,813	—	(B)	3,003,370	—
Transamerica Emerging Markets Equity	27,383,332	14,000,002	(44,741,836)	(4,866,037)	8,224,539	—	(B)	—	—
Transamerica Flexible Income	332,533	2,383	(336,053)	(10,378)	11,515	—	(B)	2,383	—
Transamerica Floating Rate	125,206,837	5,518,076	(26,662,554)	(176,106)	4,518,050	108,404,303		5,389,452	—
Transamerica Global Allocation Liquidating Trust	253,814	—	—	—	(33,525)	220,289		—	—
Transamerica Global Equity	61,376,140	5,999,997	(69,007,338)	(95,156)	1,726,357	—	(B)	—	—
Transamerica Government Money Market	23,557,848	647	(23,558,495)	—	—	—	(B)	586	—
Transamerica High Yield Bond	184,491,440	169,372,174	(10,163,533)	(589,483)	20,418,211	363,528,809		15,364,504	—
Transamerica Income & Growth	71,016,091	7,674,728	(82,348,343)	(7,170,081)	10,827,605	—	(B)	1,674,724	—
Transamerica Intermediate Bond	435,816,997	498,941,744	(5,000,004)	24,288	(15,139,215)	914,643,810		16,884,053	—
Transamerica International Equity	109,644,099	338,726,644	(17,499,995)	78,807	2,529,599	433,479,154		7,928,283	538,037
Transamerica International Equity Opportunities	183,344,552	132,787,886	(13,499,996)	(1,025,004)	(1,150,045)	300,457,393		3,272,130	—
Transamerica International Small Cap	158,161,208	3,499,997	(164,493,639)	1,499,083	1,333,351	—	(B)	—	—
Transamerica International Small Cap Value	157,048,894	6,679,018	(48,503,392)	3,549,801	(8,492,379)	110,281,942		2,431,241	747,778
Transamerica Janus Mid-Cap Growth VP (C)	60,925,917	37,969,760	(999,996)	14,308	(4,778,851)	93,131,138		142,761	9,827,000
Transamerica Jennison Growth VP	225,682,667	150,997,788	(91,289,315)	14,236,272	(64,038,340)	235,589,072		—	42,970,291
Transamerica JPMorgan Core Bond VP (D)	29,310,677	635,564	(1,000,001)	3,157	(117,289)	28,832,108		635,563	—
Transamerica JPMorgan Enhanced Index VP	—	735,547,914	(57,791,933)	2,153,397	28,907,732	708,817,110		866,199	3,943,022
Transamerica JPMorgan Mid Cap Value VP	360,449,259	18,957,204	(293,823,637)	37,030,891	(58,923,666)	63,690,051		1,674,333	11,282,887
Transamerica Large Cap Value	391,150,479	93,636,305	(61,722,659)	9,209,344	36,880,304	469,153,773		24,178,369	21,457,938
Transamerica Mid Cap Growth	184,518,962	43,693	(130,658,090)	6,567,176	5,697,400	66,169,141		43,693	—
Transamerica Mid Cap Value Opportunities	107,205,444	125,518,228	(164,385,703)	17,555,761	10,109,332	96,003,062		4,573,830	2,949,840
Transamerica MLP & Energy Income	82,943,790	13,413,540	(112,632,650)	(38,602,491)	54,877,811	—	(B)	1,413,537	—
Transamerica PIMCO Total Return VP	470,019,775	255,488,742	(66,999,998)	697,685	(2,915,444)	656,290,760		12,229,905	—
Transamerica Short-Term Bond	572,636,088	6,741,053	(584,328,363)	(14,241,448)	19,192,670	—	(B)	6,465,510	—
Transamerica Small Cap Core	31,366,841	—	(33,868,090)	(2,149,547)	4,650,796	—	(B)	—	—
Transamerica Small Cap Growth	153,777,711	—	(170,864,707)	34,413,186	(17,326,190)	—	(B)	—	—
Transamerica Small Cap Value	151,710,740	5,645,901	(107,788,257)	(20,991,599)	28,607,760	57,184,545		645,902	—
Transamerica Small Company Growth Liquidating Trust	14,928	—	—	—	(11,228)	3,700		—	—
Transamerica Small/Mid Cap Value VP	30,331,668	9,999,993	(42,365,422)	1,566,252	467,509	—	(B)	—	—
Transamerica T. Rowe Price Small Cap VP	29,413,314	122,253,264	(27,933,047)	(2,653,048)	5,521,046	126,601,529		—	—
Transamerica TS&W International Equity VP	346,767	—	(341,651)	(25,847)	20,731	—	(B)	—	—
Transamerica Unconstrained Bond	84,698,854	6,231,277	(999,998)	16,617	2,963,042	92,909,792		3,549,189	—
Transamerica WMC US Growth VP	—	253,004,335	—	—	(12,766,363)	240,237,972		1,747,357	9,097,481

Total	$5,644,442,779	$3,908,572,723	$(3,972,672,186)	$104,606,409	$66,910,838	$5,751,860,563		$127,367,894	$102,814,274

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

(A)	Does not reflect certain tax adjustments.
(B)	No longer held at year end.
(C)	Includes activity from Transamerica Voya Mid Cap Opportunities VP, which merged into Transamerica Janus Mid-Cap Growth VP on December 16, 2016.
(D)	Includes activity from Transamerica Voya Limited Maturity Bond VP, which merged into Transamerica JPMorgan Core Bond VP on December 16, 2016.

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Current Management Fee	Management Fee Effective March 1, 2016 Through June 30, 2016	Advisory Fee Prior to March 1, 2016
First $10 billion	0.1225%	0.1225%	0.1000%
Over $10 billion	0.1025%	0.1125%	0.0900%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.25%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.0225% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

8. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	93.68%	93.68%
Service Class	1	91.03%	91.03%

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 3,677,986,327	$ —	$ 3,972,672,184	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts and straddle loss deferrals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent difference is due to foreign currency gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (1)	$ (1,187,122)	$ 1,187,123

As of December 31, 2016, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 119,298,014	$ 152,663,259	$ —	$ 122,098,062	$ 228,728,844	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 130,075,096	$ 113,460,155	$ —	$ —	$ (602)	$ (40,321,619)

11. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

12. REORGANIZATION

Following the close of business on December 23, 2015, Transamerica Asset Allocation - Moderate VP acquired all of the net assets of Transamerica Voya Balanced Allocation VP pursuant to a Plan of Reorganization. Transamerica Asset Allocation - Moderate VP is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 1,061,386 shares of Transamerica Asset Allocation - Moderate VP for 1,209,677 shares of Transamerica Voya Balanced Allocation VP outstanding on December 23, 2015. Transamerica Voya Balanced Allocation VP’s net assets at that date was, $11,803,570, including $595,597 unrealized depreciation, and were combined with those of Transamerica Asset Allocation - Moderate VP. The aggregate net assets of Transamerica Asset Allocation - Moderate VP immediately before the acquisition were $6,191,331,154; the combined net assets of Transamerica Asset Allocation - Moderate VP immediately after the acquisition were $6,203,134,724. In the acquisition, Transamerica Asset Allocation - Moderate VP retained certain capital loss carryforwards from Transamerica Voya Balanced Allocation VP in the amount of $46,918. The Portfolio could be subject to loss limitation rules.

Shares issued to Transamerica Voya Balanced Allocation VP shareholders are included in Issued from fund acquisition and Shares issued on fund acquisition within the Statement of Changes, and are as follows:

Class	Shares	Amount
Service	1,061,386	$ 11,803,570

The exchange ratio of the reorganization for Transamerica Asset Allocation - Moderate VP is as follows:

Class	Exchange Ratio (A)
Service	0.88

(A)	Calculated by dividing the Transamerica Asset Allocation - Moderate VP shares issuable by the Transamerica Voya Balanced Allocation VP shares outstanding on December 23, 2015.

13. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Asset Allocation – Moderate VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Asset Allocation – Moderate VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Asset Allocation – Moderate VP (one of the portfolio’s constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica Asset Allocation – Moderate VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $152,663,259 for the year ended December 31, 2016.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 11,275,925	$ 1,153,886

Transamerica Series Trust	Annual Report 2016

Transamerica Barrow Hanley Dividend Focused VP

(unaudited)

MARKET ENVIRONMENT

2016 will be remembered as a year of surprises and new leadership – a year in which consensus opinions and political forecasts were well off the mark, seen most notably in Great Britain’s referendum vote to leave the European Union (“Brexit”) and the U.S. Presidential election. Within financial markets, there was a strong consensus that central bankers had things under control, and that interest rates would remain “lower for longer.”

Against this backdrop, U.S. equity investors seeking yield and stability ran headlong toward the perceived safety of “bond proxies.” Such behavior was strongly reinforced throughout the first half of the year – and particularly the first six weeks of the year – as the S&P 500® fell more than 10% on Chinese currency devaluation concerns. While the Brexit vote in late June created yet another global growth scare, interest rates surprisingly began to rise in early July and ended the year meaningfully higher, confounding the consensus view. As interest rates rose in the second half of the year, the attractiveness of many “bond proxy” stocks diminished, and investors began looking for beneficiaries of higher interest rates and better economic growth, creating a significant change in market leadership favoring financial, energy and industrial stocks.

Another consensus view that was challenged was the idea that passive investing via the S&P 500® is the safest, most efficient way to profit in the stock market. After many years of outperformance relative to active managers and value benchmarks, the S&P 500® lagged in a strongly rising market. We attributed this underperformance to the change in leadership – to financials and other economically-sensitive stocks in the second half of the year – and the moderation in performance of many growth stocks that had grown to outsized weightings in the S&P 500®.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Barrow Hanley Dividend Focused VP, Initial Class returned 14.91%. By comparison, its benchmark, the Russell 1000® Value Index, returned 17.34%.

STRATEGY REVIEW

Barrow, Hanley, Mewhinney & Strauss, LLC’s approach to the equity market is based on the underlying philosophy that markets are inefficient. Barrow, Hanley, Mewhinney & Strauss, LLC believes these inefficiencies can best be exploited through adherence to a value-oriented investment process dedicated to the selection of securities on a bottom-up basis and constructing concentrated portfolios.

Barrow, Hanley, Mewhinney & Strauss, LLC stays fully invested with a conservative orientation based on their belief that superior returns can be achieved while taking below average risks. Barrow, Hanley, Mewhinney & Strauss, LLC implements this strategy by constructing portfolios of individual stocks that reflect all three value characteristics: price/earnings and price/book ratios below the market and dividend yields above the market (S&P 500®). In addition, the strategy requires that stocks purchased in the Portfolio not only pay a dividend, but also that each stock has a consecutive 25-year history of paying cash dividends.

The Portfolio underperformed its benchmark, the Russell 1000® Value Index, for the year. Holdings and an underweight in energy were the largest detractors. An overweight in health care, which underperformed due to political and financial uncertainty, also weighed. The five largest individual detractors were Cardinal Health, Inc., Sanofi (no longer held at period end), American Express Co., Lennar Corp. (no longer held at period end), and Medtronic PLC.

Stock selection in consumer staples as well as an overweight in telecommunication services were the largest contributors. Being absent in the real estate sector also benefited the Portfolio’s returns. Top individual contributors included Bank of America Corp., Comerica Inc. (no longer held at period end), Verizon Communications, Inc., JPMorgan Chase & Co., and BP PLC.

Ray Nixon, Jr.

Lewis Ropp

Brian F. Quinn, CFA

Co-Portfolio Managers

Barrow, Hanley, Mewhinney & Strauss, LLC

Transamerica Series Trust	Annual Report 2016

Transamerica Barrow Hanley Dividend Focused VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	14.91%	12.58%	4.93%	05/01/1996
Russell 1000® Value Index (A)	17.34%	14.80%	5.72%
Service Class	14.59%	12.31%	4.66%	05/01/2003

(A) The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2016

Transamerica Barrow Hanley Dividend Focused VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,096.70	$3.58	$1,021.70	$3.46	0.68%
Service Class	1,000.00	1,095.20	4.90	1,020.50	4.72	0.93

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	97.2%
Repurchase Agreement	2.7
Securities Lending Collateral	0.4
Net Other Assets (Liabilities)	(0.3)
Total	100.0%

Transamerica Series Trust	Annual Report 2016

Transamerica Barrow Hanley Dividend Focused VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 97.2%
Aerospace & Defense - 7.1%
General Dynamics Corp.	90,100	$ 15,556,666
Raytheon Co.	221,800	31,495,600
United Technologies Corp.	168,900	18,514,818

		65,567,084

Airlines - 2.7%
Southwest Airlines Co.	495,400	24,690,736

Auto Components - 1.0%
Adient PLC (A)	160,665	9,414,969

Banks - 12.6%
Bank of America Corp.	2,049,900	45,302,790
JPMorgan Chase & Co.	335,300	28,933,037
PNC Financial Services Group, Inc.	83,000	9,707,680
Wells Fargo & Co.	581,400	32,040,954

		115,984,461

Building Products - 1.8%
Johnson Controls International PLC	397,652	16,379,286

Capital Markets - 5.7%
Ameriprise Financial, Inc.	135,900	15,076,746
State Street Corp.	475,400	36,948,088

		52,024,834

Chemicals - 3.0%
Dow Chemical Co.	114,600	6,557,412
E.I. du Pont de Nemours & Co.	290,500	21,322,700

		27,880,112

Consumer Finance - 2.5%
American Express Co.	306,100	22,675,888

Containers & Packaging - 1.1%
International Paper Co.	181,800	9,646,308

Diversified Telecommunication Services - 6.4%
AT&T, Inc.	605,442	25,749,448
Verizon Communications, Inc.	626,000	33,415,880

		59,165,328

Electric Utilities - 2.5%
Entergy Corp., Class B	316,200	23,231,214

Food & Staples Retailing - 2.8%
Wal-Mart Stores, Inc.	374,500	25,885,440

Health Care Equipment & Supplies - 2.4%
Medtronic PLC	310,400	22,109,792

Health Care Providers & Services - 1.6%
Cardinal Health, Inc.	209,600	15,084,912

Household Durables - 1.0%
Whirlpool Corp.	51,700	9,397,509

Industrial Conglomerates - 2.0%
Honeywell International, Inc.	154,400	17,887,240

Insurance - 3.8%
Loews Corp.	373,700	17,500,371
XL Group, Ltd.	463,800	17,281,188

		34,781,559

IT Services - 2.1%
International Business Machines Corp.	113,900	18,906,261

Machinery - 2.1%
Stanley Black & Decker, Inc.	169,931	19,489,386

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining - 0.7%
Rio Tinto PLC, ADR (B)	163,100	$ 6,272,826

Multiline Retail - 2.2%
Target Corp.	278,800	20,137,724

Oil, Gas & Consumable Fuels - 9.8%
BP PLC, ADR	679,548	25,401,504
ConocoPhillips	453,731	22,750,072
Occidental Petroleum Corp.	300,959	21,437,310
Phillips 66	234,800	20,289,068

		89,877,954

Pharmaceuticals - 12.0%
Johnson & Johnson	313,000	36,060,730
Merck & Co., Inc.	584,400	34,403,628
Pfizer, Inc.	1,222,300	39,700,304

		110,164,662

Road & Rail - 1.4%
Norfolk Southern Corp.	114,200	12,341,594

Specialty Retail - 1.1%
Gap, Inc., Class A	439,200	9,855,648

Tobacco - 5.8%
Altria Group, Inc.	339,700	22,970,514
Philip Morris International, Inc.	335,300	30,676,597

		53,647,111

Total Common Stocks (Cost $742,914,714)		892,499,838

SECURITIES LENDING COLLATERAL - 0.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (C)	3,503,730	3,503,730

Total Securities Lending Collateral (Cost $3,503,730)		3,503,730

	Principal	Value
REPURCHASE AGREEMENT - 2.7%
State Street Bank & Trust Co. 0.03% (C), dated 12/30/2016, to be repurchased at $24,990,145 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.75%, due 09/30/2022, and with a value of $25,492,068.	$ 24,990,062	24,990,062

Total Repurchase Agreement (Cost $24,990,062)		24,990,062

Total Investments (Cost $771,408,506) (D)		920,993,630
Net Other Assets (Liabilities) - (0.3)%		(2,597,850)

Net Assets - 100.0%		$ 918,395,780

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Barrow Hanley Dividend Focused VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$892,499,838	$—	$—	$892,499,838
Securities Lending Collateral	3,503,730	—	—	3,503,730
Repurchase Agreement	—	24,990,062	—	24,990,062

Total Investments	$896,003,568	$24,990,062	$—	$920,993,630

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The value of the security on loan is $3,433,209. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $771,702,435. Aggregate gross unrealized appreciation and depreciation for all securities is $179,950,436 and $30,659,241, respectively. Net unrealized appreciation for tax purposes is $149,291,195.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Barrow Hanley Dividend Focused VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Investments, at value (cost $746,418,444) (including securities loaned of $3,433,209)	$896,003,568
Repurchase agreement, at value (cost $24,990,062)	24,990,062
Receivables and other assets:
Shares of beneficial interest sold	26,348
Interest	42
Dividends	2,237,175
Net income from securities lending	2,042

Total assets	923,259,237

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	654,830
Investment management fees	531,337
Distribution and service fees	56,156
Transfer agent costs	2,172
Trustees, CCO and deferred compensation fees	1,134
Audit and tax fees	19,180
Custody fees	11,649
Legal fees	11,714
Printing and shareholder reports fees	66,320
Other	5,235
Collateral for securities on loan	3,503,730

Total liabilities	4,863,457

Net assets	$918,395,780

Net assets consist of:
Capital stock ($0.01 par value)	$406,746
Additional paid-in capital	907,388,758
Undistributed (distributions in excess of) net investment income (loss)	20,921,764
Accumulated net realized gain (loss)	(159,906,612)
Net unrealized appreciation (depreciation) on:
Investments	149,585,124

Net assets	$918,395,780

Net assets by class:
Initial Class	$653,532,720
Service Class	264,863,060

Shares outstanding:
Initial Class	28,948,748
Service Class	11,725,848

Net asset value and offering price per share:
Initial Class	$22.58
Service Class	22.59

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income	$26,967,687
Interest income	3,814
Net income (loss) from securities lending	79,956

Total investment income	27,051,457

Expenses:
Investment advisory fees	852,458
Investment management fees	4,970,618
Distribution and service fees:
Service Class	560,538
Administration fees	38,934
Transfer agent costs	12,825
Trustees, CCO and deferred compensation fees	23,357
Audit and tax fees	29,546
Custody fees	63,659
Legal fees	44,134
Printing and shareholder reports fees	59,023
Other	24,762

Total expenses before waiver and/or reimbursement and recapture	6,679,854

Reimbursement of custody fees (A)	(137,204)

Net expenses	6,542,650

Net investment income (loss)	20,508,807

Net realized gain (loss) on:
Investments	36,927,345

Net change in unrealized appreciation (depreciation) on:
Investments	62,571,355

Net realized and change in unrealized gain (loss)	99,498,700

Net increase (decrease) in net assets resulting from operations	$120,007,507

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Barrow Hanley Dividend Focused VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$20,508,807	$18,642,362
Net realized gain (loss)	36,927,345	69,549,980
Net change in unrealized appreciation (depreciation)	62,571,355	(121,612,966)

Net increase (decrease) in net assets resulting from operations	120,007,507	(33,420,624)

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(13,720,324)	(12,976,970)
Service Class	(4,506,810)	(3,612,960)

Total dividends and/or distributions from net investment income	(18,227,134)	(16,589,930)

Capital share transactions:
Proceeds from shares sold:
Initial Class	11,546,861	15,259,036
Service Class	49,853,714	24,732,147

	61,400,575	39,991,183

Dividends and/or distributions reinvested:
Initial Class	13,720,324	12,976,970
Service Class	4,506,810	3,612,960

	18,227,134	16,589,930

Cost of shares redeemed:
Initial Class	(85,740,815)	(138,726,656)
Service Class	(26,254,880)	(29,227,204)

	(111,995,695)	(167,953,860)

Net increase (decrease) in net assets resulting from capital share transactions	(32,367,986)	(111,372,747)

Net increase (decrease) in net assets	69,412,387	(161,383,301)

Net assets:
Beginning of year	848,983,393	1,010,366,694

End of year	$918,395,780	$848,983,393

Undistributed (distributions in excess of) net investment income (loss)	$20,921,764	$18,640,091

Capital share transactions - shares:
Shares issued:
Initial Class	549,481	743,692
Service Class	2,361,985	1,193,671

	2,911,466	1,937,363

Shares reinvested:
Initial Class	643,844	654,081
Service Class	211,191	181,739

	855,035	835,820

Shares redeemed:
Initial Class	(4,091,769)	(6,615,745)
Service Class	(1,291,356)	(1,423,567)

	(5,383,125)	(8,039,312)

Net increase (decrease) in shares outstanding:
Initial Class	(2,898,444)	(5,217,972)
Service Class	1,281,820	(48,157)

	(1,616,624)	(5,266,129)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Barrow Hanley Dividend Focused VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$20.07		$21.24	$19.19	$15.08	$13.74

Investment operations:
Net investment income (loss) (A)	0.51(B	)	0.43	0.36	0.29	0.23
Net realized and unrealized gain (loss)	2.46		(1.20)	1.96	4.23	1.38

Total investment operations	2.97		(0.77)	2.32	4.52	1.61

Dividends and/or distributions to shareholders:
Net investment income	(0.46)		(0.40)	(0.27)	(0.41)	(0.27)

Net asset value, end of year	$22.58		$20.07	$21.24	$19.19	$15.08

Total return (C)	14.91%		(3.59)%	12.17%	30.24%	11.80%

Ratio and supplemental data:
Net assets end of year (000’s)	$653,533		$639,203	$787,329	$727,690	$886,999
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.71%		0.71%	0.71%	0.76%	0.82%
Including waiver and/or reimbursement and recapture	0.70	%(B)	0.71%	0.71%	0.76%	0.82%
Net investment income (loss) to average net assets	2.45	%(B)	2.08%	1.80%	1.64%	1.58%
Portfolio turnover rate	11%		9%	14%	100%	107%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$20.09		$21.26	$19.22	$15.11	$13.78

Investment operations:
Net investment income (loss)(A)	0.46	(B)	0.38	0.31	0.24	0.20
Net realized and unrealized gain (loss)	2.45		(1.20)	1.97	4.24	1.37

Total investment operations	2.91		(0.82)	2.28	4.48	1.57

Dividends and/or distributions to shareholders:
Net investment income	(0.41)		(0.35)	(0.24)	(0.37)	(0.24)

Net asset value, end of year	$22.59		$20.09	$21.26	$19.22	$15.11

Total return(C)	14.59%		(3.83)%	11.94%	29.93%	11.47%

Ratio and supplemental data:
Net assets end of year (000’s)	$264,863		$209,780	$223,038	$150,270	$112,981
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.96%		0.96%	0.96%	1.01%	1.07%
Including waiver and/or reimbursement and recapture	0.95	%(B)	0.96%	0.96%	1.01%	1.07%
Net investment income (loss) to average net assets	2.21	%(B)	1.83%	1.54%	1.41%	1.34%
Portfolio turnover rate	11%		9%	14%	100%	107%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Barrow Hanley Dividend Focused VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2016, commissions recaptured are $13,590.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are

Transamerica Series Trust	Annual Report 2016

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current

Transamerica Series Trust	Annual Report 2016

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$3,503,730	$—	$—	$—	$3,503,730
Total Borrowings	$3,503,730	$—	$—	$—	$3,503,730

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of December 31, 2016, the percentage of Portfolio net assets owned by affiliated investors are as follows:

Portfolio	Value	Percentage of Net Assets
Transamerica BlackRock Tactical Allocation VP	$121,459,558	13.23%

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
First $200 million	0.78%	0.75%
Over $200 million up to $500 million	0.68%	0.65%
Over $500 million	0.63%	0.60%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit (A)	Operating Expense Limit Effective Through
0.85%	May 1, 2017

(A)	Prior to May 1, 2016, the expense limit was 0.90%.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2016

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

6. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	4	95.10%	95.10%
Service Class	2	84.70%	63.47%

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 94,814,098	$ —	$ 140,094,828	$ —

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be

Transamerica Series Trust	Annual Report 2016

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to capital loss carryforwards expired. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (55,463,811)	$ —	$ 55,463,811

As of December 31, 2016, the Portfolio had capital loss carryforwards available to offset future realized gains listed below:

Expires on December 31,
2017	2018
$151,955,570	$7,657,113

During the year ended December 31, 2016, the capital loss carryforwards utilized or expired are $92,082,220.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 18,227,134	$ —	$ —	$ 16,589,930	$ —	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 20,921,764	$ —	$ (159,612,683)	$ —	$ —	$ 149,291,195

9. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of

Transamerica Series Trust	Annual Report 2016

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

9. NEW ACCOUNTING PRONOUNCEMENTS (continued)

hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Barrow Hanley Dividend Focused VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Barrow Hanley Dividend Focused VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Barrow Hanley Dividend Focused VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica Barrow Hanley Dividend Focused VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2016.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Equity Smart Beta 100 VP

(unaudited)

MARKET ENVIRONMENT

Equity markets started 2016 with steep declines as asset prices across the globe collapsed, but as oil began to rebound in the middle of the first quarter, so did equity markets. After the United Kingdom’s historic vote to leave the European Union (“Brexit”) at the end of the second quarter, equity markets seemed to signal that Brexit may have been “much ado about nothing.” The eventful fourth quarter saw Donald Trump unexpectedly win the U.S. presidential election and the U.S. Federal Reserve raise interest rates for the first time all year. Despite the headlines, volatility continued to be relatively muted with cyclical stocks outpacing defensive stocks in the second half of the year. The strong returns in the U.S. did not spill over globally, as equity markets diverged in the fourth quarter.

PERFORMANCE

For the period ended December 31, 2016, Transamerica BlackRock Equity Smart Beta 100 VP, Service Class returned 5.90%. By comparison, its primary and secondary benchmarks, the MSCI USA Index and the Composite Benchmark, returned 10.71%, and 9.32%, respectively.

STRATEGY REVIEW

This Portfolio is comprised entirely of smart beta equity exchange traded funds (“ETFs”). Smart beta ETFs are focused on rewarded risk factors in equities. These risk premia have historically provided excess return and/or lower risk over long investment horizons. Specifically, these factors are: quality, value, (smaller) size, momentum and low volatility. The Portfolio has been designed to capture all five of these factor exposures in the U.S., and to capture only the low-volatility exposure outside of the U.S. (due to the lack of investable product for the ex-U.S. equity markets).

The muted volatility and the rotation from defensives to cyclicals during the second half of the year negatively impacted the performance of the Portfolio. Underperformance was predominantly driven by the defensive positioning (achieved through minimum volatility exposures and quality), as well as by the underperformance of momentum. This underperformance was offset by outperformance of the value exposure within the U.S. equity sleeve.

The Portfolio is designed to capture long-term risk premia. BlackRock Investment Management, LLC’s goal is to monitor the Portfolio for risk, but not to adjust on an ad-hoc basis or take short-term views on the Portfolio. The overall volatility of the Portfolio was lower than that of the benchmark (though this is a short time period to measure volatility).

Amy Whitelaw

Alan Mason

Co-Portfolio Managers

BlackRock Investment Management, LLC

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Equity Smart Beta 100 VP

(unaudited)

Average Annual Total Return for Period Ended 12/31/2016
	10 Years or Since Inception of Class		Inception Date
Service Class	5.90	% (A)	03/21/2016
MSCI USA Index (B)	10.71	% (A)
Composite Benchmark (C) (D)	9.32	% (A)

(A) Not annualized.

(B) The MSCI USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of the large and mid-cap segments of the U.S. market.

(C) The Composite Benchmark is composed of the following benchmarks: 75% MSCI USA Index and 25% MSCI All Country World Index ex-U.S.

(D) The MSCI All Country World Index ex-U.S. captures large and mid-cap representation across developed and emerging markets countries, excluding the U.S.

A portfolio’s performance for very short time periods may not be indicative of future performance.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Smart beta strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The underlying portfolios invest their assets in various underlying ETFs, and their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The underlying portfolios are indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Equity Smart Beta 100 VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,024.20	$2.85	$1,022.30	$2.85	0.56%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers the fiscal period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	75.2%
International Equity Funds	24.7
Net Other Assets (Liabilities)	0.1
Total	100.0%

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Equity Smart Beta 100 VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.9%
International Equity Funds - 24.7%
iShares Edge MSCI Min Vol EAFE ETF	77,164	$ 4,723,980
iShares Edge MSCI Min Vol Emerging Markets ETF	26,284	1,285,551

		6,009,531

U.S. Equity Funds - 75.2%
iShares Edge MSCI Min Vol USA ETF	88,671	4,009,703
iShares Edge MSCI USA Momentum Factor ETF	52,462	3,979,767
iShares Edge MSCI USA Quality Factor ETF	58,117	4,015,885
iShares Edge MSCI USA Size Factor ETF	32,420	2,328,404
iShares Edge MSCI USA Value Factor ETF	57,118	4,009,112

		18,342,871

Total Exchange-Traded Funds (Cost $24,503,439)		24,352,402

Total Investments (Cost $24,503,439) (A)		24,352,402
Net Other Assets (Liabilities) - 0.1%		29,742

Net Assets - 100.0%		$ 24,382,144

SECURITY VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$24,352,402	$—	$—	$24,352,402

Total Investments	$24,352,402	$—	$—	$24,352,402

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Aggregate cost for federal income tax purposes is $24,515,416. Aggregate gross unrealized appreciation and depreciation for all securities is $189,344 and $352,358, respectively. Net unrealized depreciation for tax purposes is $163,014.
(B)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Equity Smart Beta 100 VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Unaffiliated investments, at value (cost $24,503,439)	$24,352,402
Cash	253,221
Receivables and other assets:
Shares of beneficial interest sold	2,065
Investments sold	256,382

Total assets	24,864,070

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	38
Investments purchased	462,291
Investment management fees	857
Distribution and service fees	4,152
Transfer agent costs	18
Trustees, CCO and deferred compensation fees	268
Audit and tax fees	12,194
Custody fees	1,459
Legal fees	45
Printing and shareholder reports fees	593
Other	11

Total liabilities	481,926

Net assets	$24,382,144

Net assets consist of:
Capital stock ($0.01 par value)	$23,023
Additional paid-in capital	24,254,896
Undistributed (distributions in excess of) net investment income (loss)	230,398
Accumulated net realized gain (loss)	24,864
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	(151,037)

Net assets	$24,382,144

Shares outstanding	2,302,342

Net asset value and offering price per share	$10.59

STATEMENT OF OPERATIONS

For the period ended December 31, 2016 (A)

Investment Income:
Dividend income from unaffiliated investments	$260,248

Total investment income	260,248

Expenses:
Investment management fees	16,019
Distribution and service fees	13,349
Transfer agent costs	50
Trustees, CCO and deferred compensation fees	401
Audit and tax fees	14,627
Custody fees	9,802
Legal fees	4,693
Printing and shareholder reports fees	4,104
Other	75

Total expenses before waiver and/or reimbursement and recapture	63,120

Expense waived and/or reimbursed	(34,010)
Recapture of previously waived and/or reimbursed fees	792

Net expenses	29,902

Net investment income (loss)	230,346

Net realized gain (loss) on:
Unaffiliated investments	24,864

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(151,037)

Net realized and change in unrealized gain (loss)	(126,173)

Net increase (decrease) in net assets resulting from operations	$104,173

(A)	Commenced operations on March 21, 2016.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Equity Smart Beta 100 VP

STATEMENT OF CHANGES IN NET ASSETS

For the period ended:

December 31, 2016 (A)
From operations:
Net investment income (loss)	$230,346
Net realized gain (loss)	24,864
Net change in unrealized appreciation (depreciation)	(151,037)

Net increase (decrease) in net assets resulting from operations	104,173

Capital share transactions:
Proceeds from shares sold	25,553,779
Cost of shares redeemed	(1,275,808)

Net increase (decrease) in net assets resulting from capital share transactions	24,277,971

Net increase (decrease) in net assets	24,382,144

Net assets:
Beginning of period	—

End of period	$24,382,144

Undistributed (distributions in excess of) net investment income (loss)	$230,398

Capital share transactions - shares:
Shares issued	2,427,990
Shares redeemed	(125,648)

Net increase (decrease) in shares outstanding	2,302,342

(A)	Commenced operations on March 21, 2016.

FINANCIAL HIGHLIGHTS

For a share outstanding during the period indicated:

	Service Class
	December 31, 2016 (A)
Net asset value, beginning of period	$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.35
Net realized and unrealized gain (loss)	0.24	(D)

Total investment operations	0.59

Net asset value, end of period	$10.59

Total return (E)	5.90	%(F)

Ratio and supplemental data:
Net assets end of period (000’s)	$24,382
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	1.18	%(H)
Including waiver and/or reimbursement and recapture	0.56	%(H)
Net investment income (loss) to average net assets (C)	4.31	%(H)
Portfolio turnover rate (I)	20	%(F)

(A)	Commenced operations on March 21, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(E)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Equity Smart Beta 100 VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Equity Smart Beta 100 VP (the “Portfolio”) commenced operations on March 21, 2016. The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Equity Smart Beta 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended December 31, 2016 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Equity Smart Beta 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

4. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate (A)
First $1 billion	0.30%
Over $1 billion	0.28%

(A)	TAM has contractually agreed to waive 0.05% of its management fee through May 1, 2017. These amounts are not subject to recapture by TAM in future years.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Equity Smart Beta 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

4. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.31%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available from Fiscal Year
2016
$ 30,548

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the period ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended December 31, 2016.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Equity Smart Beta 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	1	94.84%	94.84%

6. PURCHASES AND SALES OF SECURITIES

For the period ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 25,941,674	$ 1,463,100

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to non-deductible blue sky and 12b-1 fees. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (52)	$ 52	$ —

As of December 31, 2016, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the period ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 are as follows:

2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital
$ —	$ —	$ —

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Equity Smart Beta 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 267,239	$ —	$ —	$ —	$ —	$ (163,014)

8. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica BlackRock Equity Smart Beta 100 VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica BlackRock Equity Smart Beta 100 VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statements of operations, changes in net assets, and the financial highlights for the period March 21, 2016 (commencement of operations) to December 31, 2016. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica BlackRock Equity Smart Beta 100 VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations, the changes in its net assets, and the financial highlights for the period March 21, 2016 (commencement of operations) to December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Equity Smart Beta 100 VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2016.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 103,000	$ 3,869

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

(unaudited)

MARKET ENVIRONMENT

After a lackluster 2015 and its worst-ever, new-year start in 2016, the S&P 500® returned 11.96% in 2016 – its eighth consecutive year of positive returns, but with no fewer than three drawdowns of at least 5% along the way. Similarly, having finished 2015 in the red, mid- and small-cap stocks rebounded sharply, posting returns of 20.73% and 6.46% for the year, respectively, half of which were generated in the last six weeks of the year, after the U.S. presidential election.

Emerging Markets stocks hadn’t posted a positive calendar year return since 2012, but broke the trend in 2016, finishing 11.27% higher in spite of a postelection correction. International developed markets struggled to find footing in 2016 as economic woes in Europe and Asia continued to cast shadows of uncertainty.

The yield on the 10-year Treasury finished higher for the second year in a row, albeit not before touching its all-time low of 1.37% in July, shortly after Great Britain’s vote to leave the European Union (“Brexit”). The increase in rates is attributable, in part, to an increase in inflation expectations, since real rates, as measured by Treasury Inflation-Protected Securities’ yields, actually finished the year lower.

Since the financial crisis market bottom on March 9, 2009 through the end of 2016, the S&P 500® has netted an annualized total return of 19%, more than double what it was during the 50 years prior to the financial crisis. This recent market cycle has been marked by unprecedented amounts of central bank accommodation, dispensed increasingly in response to financial market circumstances rather than solely to the dollar’s integrity.

PERFORMANCE

For the year ended December 31, 2016, Transamerica BlackRock Global Allocation Managed Risk – Balanced VP, Service Class returned 0.37%. By comparison, its primary and secondary benchmarks, the FTSE World Index and the Composite Benchmark, returned 8.65%, and 5.26%, respectively.

STRATEGY REVIEW

The Portfolio seeks to invest at least 80% of its net assets in Transamerica BlackRock Global Allocation VP, a highly-diversified global portfolio that utilizes U.S. and foreign equity securities, debt and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends.

Additionally, the Portfolio employs the Milliman Managed Risk Strategy™ (“MMRS”), a dynamic derivatives overlay strategy that aims to manage volatility and guard against severe, sustained market declines. The strategy seeks to reshape the return distribution for a given portfolio by providing an asymmetric reduction of upside and downside exposure. This strategy is expected to improve returns during sustained crises, but detract from returns during highly volatile recoveries.

The Portfolio underperformed its benchmarks primarily due to the impact of futures’ losses, the underlying holding’s underperformance relative to its benchmark and cash drag. The two main periods of market stress were the beginning-of-year market slump following economic weakness and capital outflows out of China, and the turmoil surrounding the Brexit vote with subsequent shocks to global equity and currency markets.

Prior to the Brexit vote, the Portfolio primarily underperformed due to underperformance of the underlying holding, but also to a small extent due to hedging. The majority of futures’ losses were accumulated between the June 28, 2016 and the end of July. During this time, equity markets quickly recovered from the sharp losses experienced the in first two days after the Brexit vote, but volatility estimates remained high prompting the Portfolio to maintain a defensive hedge position. The Portfolio outperformed in the latter part of the year, primarily due to the outperformance of its underlying holding.

During the period, the Portfolio used derivatives. These positions detracted from performance.

Adam Schenck, CFA

Portfolio Manager

Milliman Financial Risk Management LLC

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	10 Years or Since Inception of Class	Inception Date
Service Class	0.37%	(1.77)%	11/10/2014
FTSE World Index (A)	8.65%	3.36%
Composite Benchmark (B) (C) (D) (E) (F)	5.26%	2.06%

(A) The FTSE World Index is a market-capitalization weighted index comprised of an aggregate of large and mid-cap stocks, providing coverage of developed and advanced emerging markets.

(B) The Composite Benchmark is composed of the following benchmarks: 30% S&P 500®, 20% FTSE World Index ex-U.S., 30% BofA Merrill Lynch Current 5-Year U.S. Treasury Index and 20% Citigroup Non-U.S. Dollar World Government Bond Index.

(C) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(D) The FTSE World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid-cap stocks, providing coverage of developed and advanced emerging markets excluding the U.S.

(E) The BofA Merrill Lynch Current 5-Year U.S. Treasury Index is a one security index comprised of the most recently issued 5-year U.S. treasury note.

(F) The Citigroup Non-U.S. Dollar World Government Bond Index measures the performance of fixed-rate, local currency, investment grade sovereign bonds issued by governments outside the U.S, and is comprised of sovereign debt from 22 countries that is denominated in a variety of currencies.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The model used to manage a portfolio’s assets provides no assurance that the recommended allocation will either maximize returns or minimize risks. The Portfolio is subject to all of the principal risks of the underlying portfolio.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,021.80	$2.90	$1,022.30	$2.90	0.57%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
International Mixed Allocation Fund	95.4%
Repurchase Agreement	4.7
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
INVESTMENT COMPANY - 95.4%
International Mixed Allocation Fund - 95.4%
Transamerica Blackrock Global Allocation VP (A)	19,069,252	$ 161,707,259

Total Investment Company (Cost $176,371,587)		161,707,259

	Principal	Value
REPURCHASE AGREEMENT - 4.7%
State Street Bank & Trust Co. 0.03% (B), dated 12/30/2016, to be repurchased at $7,910,618 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.75%, due 03/31/2022, and with a value of $8,072,231.	$ 7,910,592	7,910,592

Total Repurchase Agreement (Cost $7,910,592)		7,910,592

Total Investments (Cost $184,282,179) (C)		169,617,851
Net Other Assets (Liabilities) - (0.1)%		(192,016)

Net Assets - 100.0%		$ 169,425,835

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Company	$161,707,259	$—	$—	$161,707,259
Repurchase Agreement	—	7,910,592	—	7,910,592

Total Investments	$161,707,259	$7,910,592	$—	$169,617,851

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(B)	Rate disclosed reflects the yield at December 31, 2016.
(C)	Aggregate cost for federal income tax purposes is $184,282,179. Net unrealized depreciation for tax purposes is $14,664,328.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Affiliated investments, at value (cost $176,371,587)	$161,707,259
Repurchase agreement, at value (cost $7,910,592)	7,910,592
Cash collateral on deposit with broker	36
Receivables and other assets:
Shares of beneficial interest sold	10,704
Interest	13

Total assets	169,628,604

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	102,734
Investment management fees	36,077
Distribution and service fees	35,894
Transfer agent costs	400
Trustees, CCO and deferred compensation fees	140
Audit and tax fees	13,149
Custody fees	7,537
Legal fees	1,813
Printing and shareholder reports fees	4,202
Other	823

Total liabilities	202,769

Net assets	$169,425,835

Net assets consist of:
Capital stock ($0.01 par value)	$191,564
Additional paid-in capital	187,667,327
Undistributed (distributions in excess of) net investment income (loss)	1,246,962
Accumulated net realized gain (loss)	(5,015,690)
Net unrealized appreciation (depreciation) on:
Affiliated investments	(14,664,328)

Net assets	$169,425,835

Shares outstanding	19,156,379

Net asset value and offering price per share	$8.84

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income from affiliated investments	$2,098,173
Interest income from unaffiliated investments	1,975

Total investment income	2,100,148

Expenses:
Investment advisory fees	53,887
Investment management fees	371,348
Distribution and service fees	385,448
Administration fees	6,466
Transfer agent costs	2,328
Trustees, CCO and deferred compensation fees	3,297
Audit and tax fees	16,943
Custody fees	47,990
Legal fees	8,948
Printing and shareholder reports fees	7,768
Other	10,725

Total expenses before waiver and/or reimbursement and recapture	915,148

Expense waived and/or reimbursed	(33,297)
Recapture of previously waived and/or reimbursed fees	4,115
Reimbursement of custody fees (A)	(818)

Net expenses	885,148

Net investment income (loss)	1,215,000

Net realized gain (loss) on:
Distributions received from affiliated investments	730,824
Futures contracts	(5,839,352)
Foreign currency transactions	32,122

Net realized gain (loss)	(5,076,406)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	5,111,321
Futures contracts	81,919
Translation of assets and liabilities denominated in foreign currencies	345

Net change in unrealized appreciation (depreciation)	5,193,585

Net realized and change in unrealized gain (loss)	117,179

Net increase (decrease) in net assets resulting from operations	$1,332,179

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015

From operations:
Net investment income (loss)	$1,215,000	$3,081,930
Net realized gain (loss)	(5,076,406)	10,428,620
Net change in unrealized appreciation (depreciation)	5,193,585	(19,808,181)

Net increase (decrease) in net assets resulting from operations	1,332,179	(6,297,631)

Dividends and/or distributions to shareholders:
Net investment income	(3,095,366)	—
Net realized gains	(10,317,887)	—

Total dividends and/or distributions to shareholders	(13,413,253)	—

Capital share transactions:
Proceeds from shares sold	50,267,622	131,828,220
Dividends and/or distributions reinvested	13,413,253	—
Cost of shares redeemed	(13,601,449)	(3,914,424)

Net increase (decrease) in net assets resulting from capital share transactions	50,079,426	127,913,796

Net increase (decrease) in net assets	37,998,352	121,616,165

Net assets:
Beginning of year	131,427,483	9,811,318

End of year	$169,425,835	$131,427,483

Undistributed (distributions in excess of) net investment income (loss)	$1,246,962	$3,095,231

Capital share transactions - shares:
Shares issued	5,427,164	13,123,899
Shares reinvested	1,515,622	—
Shares redeemed	(1,497,812)	(400,326)

Net increase (decrease) in shares outstanding	5,444,974	12,723,573

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014 (A)
Net asset value, beginning of period/year	$9.59		$9.93	$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.07	(D)	0.41	(0.01)
Net realized and unrealized gain (loss)	(0.03	)(E)	(0.75)	(0.06)

Total investment operations	0.04		(0.34)	(0.07)

Dividends and/or distributions to shareholders:
Net investment income	(0.18)		—	—
Net realized gains	(0.61)		—	—

Total dividends and/or distributions to shareholders	(0.79)		—	—

Net asset value, end of period/year	$8.84		$9.59	$9.93

Total return (F)	0.37%		(3.42)%	(0.70	)%(G)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$169,426		$131,427	$9,811
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	0.59%		0.60%	2.31	%(I)
Including waiver and/or reimbursement and recapture	0.57	%(D)	0.57%	0.57	%(I)
Net investment income (loss) to average net assets (C)	0.79	%(D)	4.16%	(0.57	)%(I)
Portfolio turnover rate (J)	—%		—%	—	%(G)

(A)	Commenced operations on November 10, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(F)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(G)	Not annualized.
(H)	Does not include expenses of the underlying funds in which the Portfolio invests.
(I)	Annualized.
(J)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Global Allocation Managed Risk - Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2016 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These investments are actively traded and no valuation adjustments are applied. Investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2016, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2016.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$(299,582)	$(5,539,770)	$—	$—	$(5,839,352)
Total	$—	$(299,582)	$(5,539,770)	$—	$—	$(5,839,352)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$7,811	$74,108	$—	$—	$81,919
Total	$—	$7,811	$74,108	$—	$—	$81,919

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2016.

Futures Contracts at Notional Amount
Long	Short
—	(2,941,664)

6. INVESTMENT CONCENTRATION

Throughout the year, the Portfolio can have investments that account for a significant percentage of the Portfolio’s total assets. As of December 31, 2016, the most recent financial statements are included within this report for the following investments:

Investment	Percentage of Total Assets
Transamerica BlackRock Global Allocation VP	95.33%

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

All of the Portfolio holdings in investment companies are considered affiliated. Interest, dividends, realized and unrealized gains (losses) are broken out within the Statement of Operations.

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
First $5 billion	0.28%	0.25%
Over $5 billion up to $10 billion	0.27%	0.24%
Over $10 billion	0.22%	0.19%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.32%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available from Fiscal Years			Total
2014	2015	2016
$ 5,602	$ 25,880	$ 33,297	$ 64,779

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

8. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	1	95.75%	95.75%

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 29,693,470	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and loss and distribution re-designations.These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 32,097	$ (32,097)

As of December 31, 2016, the Portfolio had capital loss carryforwards available to offset future realized gains listed below:

Unlimited
Short-Term	Long-Term
$ 2,500,738	$ 2,514,952

During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 3,095,391	$ 10,317,862	$ —	$ —	$ —	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 1,246,962	$ —	$ (5,015,690)	$ —	$ —	$ (14,664,328)

11. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

12. CUSTODY OUT-OF-POCKET EXPENSE (continued)

issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica BlackRock Global Allocation Managed Risk – Balanced VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica BlackRock Global Allocation Managed Risk – Balanced VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica BlackRock Global Allocation Managed Risk – Balanced VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the statement of changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $10,317,862 for the year ended December 31, 2016.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

(unaudited)

MARKET ENVIRONMENT

After a lackluster 2015 and its worst-ever, new-year start in 2016, the S&P 500® returned 11.96% in 2016 – its eighth consecutive year of positive returns, but with no fewer than three drawdowns of at least 5% along the way. Similarly, having finished 2015 in the red, mid- and small-cap stocks rebounded sharply, posting returns of 20.73% and 6.46% for the year, respectively, half of which were generated in the last six weeks of the year, after the U.S. presidential election.

Emerging Markets stocks hadn’t posted a positive calendar year return since 2012, but broke the trend in 2016, finishing 11.27% higher in spite of a postelection correction. International developed markets struggled to find footing in 2016 as economic woes in Europe and Asia continued to cast shadows of uncertainty.

The yield on the 10-year Treasury finished higher for the second year in a row, albeit not before touching its all-time low of 1.37% in July, shortly after Great Britain’s vote to leave the European Union (“Brexit”). The increase in rates is attributable, in part, to an increase in inflation expectations, since real rates, as measured by Treasury Inflation Protected Securities’ yields, actually finished the year lower.

Since the financial crisis market bottom on March 9, 2009 through the end of 2016, the S&P 500® has netted an annualized total return of 19%, more than double the 50 years prior to the financial crisis. This recent market cycle has been marked by unprecedented amounts of central bank accommodation, dispensed increasingly in response to financial market circumstances rather than solely to the dollar’s integrity.

PERFORMANCE

For the year ended December 31, 2016, Transamerica BlackRock Global Allocation Managed Risk – Growth VP, Service Class returned (0.19)%. By comparison, its primary and secondary benchmarks, the FTSE World Index and the Composite Benchmark, returned 8.65%, and 6.84%, respectively.

STRATEGY REVIEW

The Portfolio seeks to invest at least 80% of its net assets in Transamerica Blackrock Global Allocation VP, a highly-diversified global portfolio that utilizes U.S. and foreign equity securities, debt and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends.

Additionally, the Portfolio employs the Milliman Managed Risk Strategy™ (“MMRS”), a dynamic derivatives overlay strategy that aims to manage volatility and guard against severe, sustained market declines. The strategy seeks to reshape the return distribution for a given portfolio by providing an asymmetric reduction of upside and downside exposure. Additionally, during calm rising markets, the MMRS seeks to increase the Portfolio’s exposure to equities by up to 25%. This strategy is expected to improve returns during sustained crises, but detract from returns during highly volatile recoveries.

The Portfolio underperformed its benchmarks primarily due to the impact of futures’ losses, the underlying holding’s underperformance relative to its benchmark and cash drag. The two main periods of market stress were the beginning-of-year market slump following economic weakness and capital outflows out of China, and the turmoil surrounding the Brexit vote with subsequent shocks to global equity and currency markets.

Prior to Brexit, the Portfolio primarily underperformed due to underperformance of the underlying holding, but also due to hedging. The majority of futures’ losses occurred between June 28 and the end of July. During that time, equity markets quickly recovered from the sharp losses experienced in the first two days after the Brexit vote, but volatility estimates remained high prompting the Portfolio to maintain a defensive hedge position. The Portfolio outperformed in the latter part of the year primarily due to outperformance of its underlying holding, but also due to long futures positions held during the last six weeks of the year.

During the period, the Portfolio used derivatives. These positions detracted from performance.

Adam Schenck, CFA

Portfolio Manager

Milliman Financial Risk Management LLC

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	10 Years or Since Inception of Class	Inception Date
Service Class	(0.19)%	(2.98)%	11/10/2014
FTSE World Index (A)	8.65%	3.36%
Composite Benchmark (B) (C) (D) (E) (F)	6.84%	2.87%

(A) The FTSE World Index is a market-capitalization weighted index comprised of an aggregate of large and mid-cap stocks, providing coverage of developed and advanced emerging markets.

(B) The Composite Benchmark is composed of the following benchmarks: 42% S&P 500®, 28% FTSE World Index ex-U.S., 18% BofA Merrill Lynch Current 5-Year U.S. Treasury Index and 12% Citigroup Non-U.S. Dollar World Government Bond Index.

(C) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(D) The FTSE World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid-cap stocks, providing coverage of developed and advanced emerging markets excluding the U.S.

(E) The BofA Merrill Lynch Current 5-Year U.S. Treasury Index is a one security index comprised of the most recently issued 5-year U.S. treasury note.

(F) The Citigroup Non-U.S. Dollar World Government Bond Index measures the performance of fixed-rate, local currency, investment grade sovereign bonds issued by governments outside the U.S, and is comprised of sovereign debt from 22 countries that is denominated in a variety of currencies.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The model used to manage a portfolio’s assets provides no assurance that the recommended allocation will either maximize returns or minimize risks. The Portfolio is subject to all of the principal risks of the underlying portfolio.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,024.30	$3.15	$1,022.00	$3.15	0.62%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
International Mixed Allocation Fund	95.4%
Repurchase Agreement	3.1
Net Other Assets (Liabilities) ^	1.5
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
INVESTMENT COMPANY - 95.4%
International Mixed Allocation Fund - 95.4%
Transamerica Blackrock Global Allocation VP (A)	19,764,528	$ 167,603,196

Total Investment Company (Cost $184,675,719)		167,603,196

Principal	Value
REPURCHASE AGREEMENT - 3.1%

State Street Bank & Trust Co. 0.03% (B), dated 12/30/2016, to be repurchased at $5,509,578 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.75%, due 02/28/2022, and with a value of $5,622,928.

$ 5,509,560	$ 5,509,560

Total Repurchase Agreement (Cost $5,509,560)	5,509,560

Total Investments (Cost $190,185,279) (C)	173,112,756

Net Other Assets (Liabilities) - 1.5%	2,703,598

Net Assets - 100.0%	$ 175,816,354

FUTURES CONTRACTS: (D)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
EUR Currency	Long	65	03/13/2017	$—	$(86,990)
EURO STOXX 50® Index	Long	189	03/17/2017	134,378	—
FTSE 100 Index	Long	21	03/17/2017	43,090	—
GBP Currency	Long	30	03/13/2017	—	(63,399)
JPY Currency	Long	68	03/13/2017	—	(104,604)
MSCI Emerging Markets Mini Index	Long	43	03/17/2017	—	(52,494)
Nikkei 225 Index	Long	37	03/09/2017	203,464	—
Russell 2000® Mini Index	Long	7	03/17/2017	—	(9,896)
S&P 500® E-Mini	Long	148	03/17/2017	—	(75,821)
S&P Midcap 400 E-Mini Index	Long	15	03/17/2017	—	(51,201)

Total				$380,932	$(444,405)

SECURITY VALUATION:

Valuation	Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Company	$167,603,196	$—	$—	$167,603,196
Repurchase Agreement	—	5,509,560	—	5,509,560

Total Investments	$167,603,196	$5,509,560	$—	$173,112,756

Other Financial Instruments
Futures Contracts (F)	$380,932	$—	$—	$380,932

Total Other Financial Instruments	$380,932	$—	$—	$380,932

LIABILITIES
Other Financial Instruments
Futures Contracts (F)	$(444,405)	$—	$—	$(444,405)

Total Other Financial Instruments	$(444,405)	$—	$—	$(444,405)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(B)	Rate disclosed reflects the yield at December 31, 2016.
(C)	Aggregate cost for federal income tax purposes is $190,835,203. Net unrealized depreciation for tax purposes is $17,722,447.
(D)	Cash in the amount of $2,356,429 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(F)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen

PORTFOLIO ABBREVIATIONS:

FTSE	Financial Times Stock Exchange
STOXX	Deutsche Börse Group & SIX Group Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Affiliated investments, at value (cost $184,675,719)	$167,603,196
Repurchase agreement, at value (cost $5,509,560)	5,509,560
Cash collateral on deposit with broker	2,356,429
Receivables and other assets:
Shares of beneficial interest sold	455,919
Interest	9

Total assets	175,925,113

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	1,519
Investment management fees	34,376
Distribution and service fees	37,204
Transfer agent costs	424
Trustees, CCO and deferred compensation fees	134
Audit and tax fees	13,274
Custody fees	10,905
Legal fees	2,040
Printing and shareholder reports fees	5,563
Other	905
Variation margin payable	2,415

Total liabilities	108,759

Net assets	$175,816,354

Net assets consist of:
Capital stock ($0.01 par value)	$203,154
Additional paid-in capital	198,352,320
Undistributed (distributions in excess of) net investment income (loss)	1,179,911
Accumulated net realized gain (loss)	(7,087,422)
Net unrealized appreciation (depreciation) on:
Affiliated investments	(17,072,523)
Futures contracts	(63,473)
Translation of assets and liabilities denominated in foreign currencies	304,387

Net assets	$175,816,354

Shares outstanding	20,315,360

Net asset value and offering price per share	$8.65

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income from affiliated investments	$2,242,700
Interest income from unaffiliated investments	2,052

Total investment income	2,244,752

Expenses:
Investment advisory fees	68,425
Investment management fees	430,048
Distribution and service fees	421,730
Administration fees	7,603
Transfer agent costs	2,590
Trustees, CCO and deferred compensation fees	3,495
Audit and tax fees	17,277
Custody fees	68,200
Legal fees	9,997
Printing and shareholder reports fees	10,323
Other	28,468

Total expenses before waiver and/or reimbursement and recapture	1,068,156

Expense waived and/or reimbursed	(34,809)
Recapture of previously waived and/or reimbursed fees	3,258
Reimbursement of custody fees (A)	(947)

Net expenses	1,035,658

Net investment income (loss)	1,209,094

Net realized gain (loss) on:
Affiliated investments	(649,924)
Distributions received from affiliated investments	781,165
Futures contracts	(7,327,833)
Foreign currency transactions	(28,295)

Net realized gain (loss)	(7,224,887)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	6,010,638
Futures contracts	67,138
Translation of assets and liabilities denominated in foreign currencies	261,828

Net change in unrealized appreciation (depreciation)	6,339,604

Net realized and change in unrealized gain (loss)	(885,283)

Net increase (decrease) in net assets resulting from operations	$323,811

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015

From operations:
Net investment income (loss)	$1,209,094	$3,558,771
Net realized gain (loss)	(7,224,887)	10,121,108
Net change in unrealized appreciation (depreciation)	6,339,604	(23,149,251)

Net increase (decrease) in net assets resulting from operations	323,811	(9,469,372)

Dividends and/or distributions to shareholders:
Net investment income	(3,558,000)	—
Net realized gains	(9,968,759)	—

Total dividends and/or distributions to shareholders	(13,526,759)	—

Capital share transactions:
Proceeds from shares sold	33,872,482	154,220,240
Dividends and/or distributions reinvested	13,526,759	—
Cost of shares redeemed	(13,533,570)	(557,052)

Net increase (decrease) in net assets resulting from capital share transactions	33,865,671	153,663,188

Net increase (decrease) in net assets	20,662,723	144,193,816

Net assets:
Beginning of year	155,153,631	10,959,815

End of year	$175,816,354	$155,153,631

Undistributed (distributions in excess of) net investment income (loss)	$1,179,911	$3,557,757

Capital share transactions - shares:
Shares issued	3,746,390	15,476,679
Shares reinvested	1,561,981	—
Shares redeemed	(1,520,771)	(57,119)

Net increase (decrease) in shares outstanding	3,787,600	15,419,560

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class

	December 31, 2016		December 31, 2015	December 31, 2014 (A)
Net asset value, beginning of period/year	$9.39		$9.89	$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.06	(D)	0.39	(0.01)
Net realized and unrealized gain (loss)	(0.08)		(0.89)	(0.10)

Total investment operations	(0.02)		(0.50)	(0.11)

Dividends and/or distributions to shareholders:
Net investment income	(0.19)		—	—
Net realized gains	(0.53)		—	—

Total dividends and/or distributions to shareholders	(0.72)		—	—

Net asset value, end of period/year	$8.65		$9.39	$9.89

Total return (E)	(0.19)%		(5.06)%	(1.10	)%(F)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$175,816		$155,154	$10,960
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.63%		0.63%	2.31	%(H)
Including waiver and/or reimbursement and recapture	0.61	%(D)	0.60%	0.60	%(H)
Net investment income (loss) to average net assets (C)	0.72	%(D)	4.01%	(0.60	)%(H)
Portfolio turnover rate (I)	2%		—%	—	%(F)

(A)	Commenced operations on November 10, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(E)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Portfolio invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Global Allocation Managed Risk - Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2016 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These investments are actively traded and no valuation adjustments are applied. Investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2016, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2016.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A) (B)	$—	$—	$380,932	$—	$—	$380,932
Total	$—	$—	$380,932	$—	$—	$380,932

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$—	$(254,993)	$(189,412)	$—	$—	$(444,405)
Total	$—	$(254,993)	$(189,412)	$—	$—	$(444,405)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2016.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$(970,843)	$(6,356,990)	$—	$—	$(7,327,833)
Total	$—	$(970,843)	$(6,356,990)	$—	$—	$(7,327,833)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$(254,585)	$321,723	$—	$—	$67,138
Total	$—	$(254,585)	$321,723	$—	$—	$67,138

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2016.

Futures Contracts at Notional Amount
Long	Short
3,133,708	(1,620,642)

6. INVESTMENT CONCENTRATION

Throughout the year, the Portfolio can have investments that account for a significant percentage of the Portfolio’s total assets. As of December 31, 2016, the most recent financial statements are included within this report for the following investments:

Investment	Percentage of Total Assets
Transamerica BlackRock Global Allocation VP	95.27%

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

All of the Portfolio holdings in investment companies are considered affiliated. Interest, dividends, realized and unrealized gains (losses) are broken out within the Statement of Operations.

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
First $5 billion	0.30%	0.27%
Over $5 billion up to $10 billion	0.29%	0.26%
Over $10 billion	0.24%	0.21%

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.35%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available from Fiscal Years			Total
2014	2015	2016
$ 1,193	$ 34,347	$ 34,809	$ 70,349

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	1	95.83%	95.83%

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 15,303,981	$ 3,456,820

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales futures contracts mark to market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses and distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ (28,940)	$ 28,940

As of December 31, 2016, the Portfolio had capital loss carryforwards available to offset future realized gains listed below:

Unlimited
Short-Term	Long-Term
$ 3,300,427	$ 3,404,008

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 3,558,645	$ 9,968,114	$ —	$ —	$ —	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 1,179,911	$ —	$ (6,704,435)	$ —	$ —	$ (17,214,596)

11. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica BlackRock Global Allocation Managed Risk – Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica BlackRock Global Allocation Managed Risk – Growth VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica BlackRock Global Allocation Managed Risk – Growth VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the statement of changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $9,968,114 for the year ended December 31, 2016.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

(unaudited)

MARKET ENVIRONMENT

Volatility returned to markets in the beginning of 2016, as investors grappled with slower global growth, depressed oil prices and uncertainty surrounding China and its currency. Investors grew more risk averse early in the first quarter, causing global equities to sell off and fixed income credit spreads to widen. As sentiment normalized, spreads narrowed and equity markets rebounded. Equity markets gained some momentum throughout the summer and then surged further as short-term growth expectations improved after the U.S. election.

With an uptick in optimism for the global economy came a shift in market mood – and performance. In the first half of 2016, long-duration government bonds, “bond proxy” sectors of the equity market (e.g., utilities, telecommunication services, real estate and consumer staples), and U.S. equities, in particular, all outperformed. Beginning in the second half of the year, bond prices receded, less expensive cyclical sectors of the market outperformed more expensive defensive sectors and country performance broadened beyond just the U.S.

PERFORMANCE

For the year ended December 31, 2016, Transamerica BlackRock Global Allocation VP, Service Class returned 4.56%. By comparison, its primary and secondary benchmarks, the FTSE World Index and the Composite Benchmark, returned 8.65% and 6.06%, respectively.

STRATEGY REVIEW

Within equities, an overweight in Japan and an underweight in the detracted from relative performance. From a sector perspective, stock selection in telecommunication services, utilities, real estate and consumer discretionary weighed on returns. An underweight and stock selection in financials contributed, as did an overweight and stock selection in energy. An underweight to consumer staples also contributed.

Within fixed income, exposure to corporate bonds was additive. Exposure to commodity-related securities and to cash and cash equivalents negatively impacted returns. Currency management, notably an overweight in the U.S. dollar, also detracted.

During the period, the Portfolio’s overall equity allocation remained essentially unchanged at approximately 56% of net assets. Within equities, we increased exposure in the U.S. and Europe, and decreased exposure in Japan. From a sector perspective, we increased exposure in consumer discretionary, financials and information technology as opportunities arose, and decreased exposure in health care, telecommunication services and consumer staples.

The Portfolio’s overall allocation to fixed income increased from 21% to 24%. Within fixed income, we increased exposure to government bonds and reduced exposure to corporate bonds. Our allocation to commodity-related securities increased from 1% to 3%.

Reflecting the above changes, cash and cash equivalent holdings decreased from 22% to 17%. The cash position helped to mitigate portfolio volatility and served as a source of funds for new investments.

As compared to its reference benchmark, the Portfolio ended 2016 underweight equities and fixed income and overweight commodity-related securities as well as cash and cash equivalents.

Within equities, we were overweight in Japan and Europe, and underweight the U.S. Within Europe, we were overweight in France and the Netherlands, and underweight Switzerland and Ireland. From a sector perspective, we were overweight in consumer discretionary and financials, and underweight in consumer staples.

Within fixed income, we were underweight U.S. Treasuries, developed European sovereign debt and Japanese government bonds, and overweight government bonds in Canada, Australia, Brazil, Poland, Argentina and Mexico. As for currency exposure, relative to its benchmark, the Portfolio was underweight the Japanese yen, euro, British pound sterling, Australian dollar and select emerging market and other European currencies.

During the period, the Portfolio used derivatives. These positions added to performance.

Dennis Stattman, CFA

Dan Chamby, CFA

Aldo Roldan, PhD

Co-Portfolio Managers

BlackRock Investment Management, LLC

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Service Class	4.56%	5.75%	7.14%	05/01/2009
FTSE World Index (A)	8.65%	10.36%	11.64%
Composite Benchmark (B) (C) (D) (E) (F)	6.06%	6.66%	8.49%
Initial Class	4.94%	6.03%	3.46%	05/01/2011

(A) The FTSE World Index is a market-capitalization weighted index comprised of an aggregate of large and mid-cap stocks, providing coverage of developed and advanced emerging markets.

(B) The Composite Benchmark is composed of the following benchmarks: 36% S&P 500®, 24% FTSE World Index ex-U.S., 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index, and 16% Citigroup Non-U.S. Dollar World Government Bond Index.

(C) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(D) The BofA Merrill Lynch Current 5-Year U.S. Treasury Index is a one security index comprised of the most recently issued 5-year U.S. treasury note.

(E) The Citigroup Non-U.S. Dollar World Government Bond Index measures the performance of fixed-rate, local currency, investment grade sovereign bonds issued by governments outside the U.S., and is comprised of sovereign debt from 22 countries that is denominated in a variety of currencies.

(F) The FTSE World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid-cap stocks, providing coverage of developed and advanced emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,041.80	$4.16	$1,021.10	$4.12	0.81%
Service Class	1,000.00	1,039.90	5.44	1,019.80	5.38	1.06

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	52.4%
Short-Term U.S. Government Obligations	12.6
Foreign Government Obligations	9.2
Securities Lending Collateral	7.7
U.S. Government Obligations	7.0
Short-Term Foreign Government Obligations	6.3
Corporate Debt Securities	4.8
Exchange-Traded Funds	2.9
Convertible Preferred Stocks	1.3
Over-the-Counter Options Purchased	1.0
Convertible Bonds	0.9
Preferred Stocks	0.8
Loan Assignments	0.6
U.S. Government Agency Obligation	0.6
Repurchase Agreement	0.2
Over-the-Counter Interest Rate Swaptions Purchased	0.1
Over-the-Counter Foreign Exchange Options Purchased	0.1
Master Limited Partnership	0.1
Warrants	0.0 *
Common Stocks Sold Short	(0.8)
Net Other Assets (Liabilities) ^	(7.8)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 52.4%
Belgium - 0.4%
Anheuser-Busch InBev SA	54,748	$ 5,794,747
Umicore SA	23,329	1,329,777

		7,124,524

Bermuda - 0.0% (A)
Axis Capital Holdings, Ltd.	4,503	293,911

Canada - 0.7%
Brookfield Asset Management, Inc., Class A	4,430	146,166
Cenovus Energy, Inc.	84,558	1,278,462
EnCana Corp. (B)	436,607	5,125,766
Fairfax Financial Holdings, Ltd.	3,188	1,539,804
Platinum Group Metals, Ltd. (B) (C)	342,388	489,615
Platinum Group Metals, Ltd. (B) (C)	67,342	97,303
Toronto-Dominion Bank	57,393	2,830,644

		11,507,760

China - 0.4%
Alibaba Group Holding, Ltd., ADR (C)	58,498	5,136,709
Haitian International Holdings, Ltd., Series B	467,000	916,596
Want Want China Holdings, Ltd. (B)	375,000	240,344

		6,293,649

Czech Republic - 0.0% (A)
CEZ AS	18,419	308,533

Finland - 0.2%
Nokia OYJ	903,482	4,363,421

France - 3.0%
Accor SA	54,875	2,046,585
Airbus Group SE	94,401	6,244,489
Arkema SA	11,418	1,117,061
AXA SA	102,066	2,576,944
BNP Paribas SA	53,960	3,439,302
Cie de Saint-Gobain	51,703	2,408,587
Danone SA	111,645	7,074,894
Dassault Aviation SA	2,277	2,544,533
LVMH Moet Hennessy Louis Vuitton SE	14,002	2,673,693
Publicis Groupe SA	35,122	2,423,461
Safran SA	82,561	5,946,236
Sanofi	53,126	4,300,487
TOTAL SA, ADR	3,672	187,162
TOTAL SA	79,704	4,087,630
Ubisoft Entertainment SA (C)	53,782	1,913,541
Unibail-Rodamco SE, REIT	7,589	1,811,407
Vinci SA	30,457	2,074,319

		52,870,331

Germany - 1.3%
BASF SE, Class R	25,921	2,409,605
Bayer AG	21,095	2,201,247
Deutsche Telekom AG	232,763	4,007,271
Evonik Industries AG	48,350	1,444,418
GEA Group AG	49,056	1,974,152
HUGO BOSS AG, Class A (B)	23,934	1,464,535
Innogy SE (C) (D)	153,531	5,334,894
Siemens AG, Class A	19,117	2,350,427
Volkswagen AG (B)	576	82,915
Vonovia SE	64,201	2,088,597

		23,358,061

	Shares	Value
COMMON STOCKS (continued)
Hong Kong - 0.6%
AIA Group, Ltd.	318,600	$ 1,797,505
Brilliance China Automotive Holdings, Ltd.	668,000	920,013
Cheung Kong Infrastructure Holdings, Ltd.	40,000	318,267
China Mobile, Ltd., ADR	7,521	394,326
CK Hutchison Holdings, Ltd.	36,500	413,740
CLP Holdings, Ltd.	45,000	413,470
Hang Lung Properties, Ltd.	89,000	188,685
HKT Trust & HKT, Ltd.	247,000	302,599
Jardine Matheson Holdings, Ltd.	5,700	314,925
Link REIT	36,500	237,230
Power Assets Holdings, Ltd.	35,500	312,905
Sino Land Co., Ltd.	170,000	254,742
Sun Hung Kai Properties, Ltd.	312,000	3,943,001
Swire Pacific, Ltd., Class A	28,000	267,380
Wharf Holdings, Ltd.	55,000	365,626

		10,444,414

Indonesia - 0.1%
Siloam International Hospitals Tbk PT (C)	2,009,963	1,626,172

Ireland - 0.4%
Accenture PLC, Class A	3,855	451,536
Medtronic PLC	10,005	712,656
Perrigo Co. PLC	62,900	5,235,167

		6,399,359

Italy - 0.8%
Ei Towers SpA (C)	58,411	3,148,102
Enel SpA	623,961	2,750,732
Italgas SpA (C)	11,817	46,497
Luxottica Group SpA	49,828	2,680,270
RAI Way SpA (D)	291,205	1,097,403
Snam SpA	59,086	243,438
Telecom Italia SpA (B) (C)	4,887,442	4,306,171
Telecom Italia SpA (C)	117,409	84,907

		14,357,520

Japan - 9.0%
Aisin Seiki Co., Ltd.	41,200	1,787,243
Ajinomoto Co., Inc.	161,000	3,242,729
Alfresa Holdings Corp.	19,300	319,369
Alpine Electronics, Inc.	13,500	175,919
Asahi Group Holdings, Ltd.	59,800	1,888,017
Asahi Kasei Corp.	236,000	2,058,627
Astellas Pharma, Inc.	23,200	322,269
Bridgestone Corp. (B)	71,500	2,577,976
Canon Marketing Japan, Inc.	16,400	275,871
Chiyoda Corp.	51,000	353,455
Chubu Electric Power Co., Inc.	75,000	1,047,914
COMSYS Holdings Corp.	19,700	360,879
Daikin Industries, Ltd.	21,300	1,956,411
Daiwa Securities Group, Inc.	80,000	493,040
Denso Corp.	92,800	4,020,076
East Japan Railway Co.	71,000	6,135,615
Exedy Corp.	8,200	230,828
Fuji Heavy Industries, Ltd.	136,100	5,556,956
FUJIFILM Holdings Corp.	12,400	470,537
Futaba Industrial Co., Ltd.	55,600	324,918
GS Yuasa Corp.	179,000	744,334
Hino Motors, Ltd.	34,100	347,200

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Hirose Electric Co., Ltd. (B)	3,300	$ 409,129
Hitachi Chemical Co., Ltd.	68,500	1,713,159
Honda Motor Co., Ltd.	76,300	2,229,429
Hoya Corp.	119,500	5,021,300
Inpex Corp.	330,300	3,309,359
Isuzu Motors, Ltd.	40,100	508,133
Japan Airlines Co., Ltd.	179,000	5,230,246
Japan Tobacco, Inc.	14,100	463,747
JGC Corp. (B)	47,500	863,230
Kamigumi Co., Ltd.	36,000	343,136
KDDI Corp.	59,600	1,509,187
Keyence Corp.	2,000	1,372,406
Kinden Corp. (B)	45,500	567,606
Koito Manufacturing Co., Ltd.	22,600	1,196,954
Komatsu, Ltd.	112,500	2,548,396
Kubota Corp.	131,500	1,877,286
Kurita Water Industries, Ltd.	13,800	303,925
Kyocera Corp. (B)	16,400	815,545
Kyushu Railway Co. (C)	44,000	1,152,000
Mabuchi Motor Co., Ltd.	10,000	521,925
Maeda Road Construction Co., Ltd.	13,000	217,455
Makita Corp.	5,700	381,869
Medipal Holdings Corp.	22,100	348,495
Mitsubishi Electric Corp.	384,400	5,359,399
Mitsubishi Estate Co., Ltd.	294,000	5,854,845
Mitsubishi UFJ Financial Group, Inc.	496,100	3,057,037
MS&AD Insurance Group Holdings, Inc.	45,500	1,410,841
Murata Manufacturing Co., Ltd.	29,600	3,963,551
Nabtesco Corp.	14,500	337,330
NEC Corp.	559,000	1,482,695
Nintendo Co., Ltd.	12,700	2,666,592
Nippo Corp.	18,000	335,897
Nippon Telegraph & Telephone Corp.	56,000	2,353,557
Nippon Television Holdings, Inc.	23,300	423,038
Nitto Denko Corp. (B)	36,300	2,785,666
NTT DOCOMO, Inc.	44,000	1,002,541
Okumura Corp.	176,000	990,871
Otsuka Holdings Co., Ltd.	13,400	583,925
Rinnai Corp.	11,500	927,872
Rohm Co., Ltd.	43,200	2,487,581
Sawai Pharmaceutical Co., Ltd.	6,600	354,635
Secom Co., Ltd.	7,200	526,593
Seino Holdings Co., Ltd.	25,200	279,868
Seven & i Holdings Co., Ltd.	64,700	2,465,105
Shimamura Co., Ltd.	4,800	599,204
Shin-Etsu Chemical Co., Ltd.	85,100	6,601,940
SHO-BOND Holdings Co., Ltd.	4,400	183,341
SKY Perfect JSAT Holdings, Inc.	38,200	175,843
Sompo Holdings, Inc.	93,000	3,151,059
Sony Financial Holdings, Inc.	88,800	1,385,850
Stanley Electric Co., Ltd.	16,000	437,390
Sumco Corp. (B)	119,900	1,549,082
Sumitomo Electric Industries, Ltd.	136,700	1,972,574
Sumitomo Mitsui Financial Group, Inc.	164,200	6,265,942
Suzuken Co., Ltd.	9,800	320,308
Suzuki Motor Corp. (B)	159,200	5,603,840
Toda Corp.	185,000	976,642
Toho Co., Ltd.	14,800	418,515

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Tokio Marine Holdings, Inc.	87,500	$ 3,590,588
Tokyo Gas Co., Ltd.	754,000	3,412,112
Tokyo Steel Manufacturing Co., Ltd.	25,800	198,012
Toray Industries, Inc.	232,000	1,878,232
Toyota Industries Corp. (B)	99,400	4,737,181
Toyota Motor Corp.	17,700	1,041,631
Trend Micro, Inc. (B)	18,300	650,580
TV Asahi Holdings Corp.	13,900	274,610
Ube Industries, Ltd.	641,000	1,343,700
West Japan Railway Co.	30,000	1,841,198
Yamada Denki Co., Ltd. (B)	280,300	1,510,922
Yamaha Corp. (B)	13,300	406,255
Yamato Kogyo Co., Ltd.	10,300	288,620
Zenkoku Hosho Co., Ltd.	10,000	321,283

		158,379,993

Mexico - 0.1%
Fibra Uno Administracion SA de CV, REIT	813,881	1,243,810

Netherlands - 1.4%
Akzo Nobel NV	48,565	3,036,134
ING Groep NV	286,433	4,031,240
Koninklijke Philips NV	159,402	4,866,043
Patheon NV (C)	47,536	1,364,758
Randstad Holding NV	39,707	2,153,830
Royal Dutch Shell PLC, Class A	48,597	1,329,279
Royal Dutch Shell PLC, Class A, ADR	159,734	8,686,335

		25,467,619

Portugal - 0.1%
NOS SGPS SA	159,736	948,008

Republic of Korea - 0.5%
Coway Co., Ltd.	5,343	390,546
Doosan Bobcat, Inc. (C)	96,397	2,861,262
Hyundai Motor Co.	18,586	2,242,168
KT&G Corp.	4,077	341,040
LG Chem, Ltd.	1,449	312,472
POSCO	1,944	412,740
SK Hynix, Inc.	46,152	1,698,213
SK Telecom Co., Ltd.	1,712	317,304

		8,575,745

Singapore - 0.5%
CapitaLand, Ltd.	2,157,100	4,498,458
ComfortDelGro Corp., Ltd.	168,700	287,739
Global Logistic Properties, Ltd., Class L	2,685,300	4,079,453
Singapore Telecommunications, Ltd.	159,200	401,257

		9,266,907

Spain - 0.4%
Banco Bilbao Vizcaya Argentaria SA	260,902	1,761,532
Banco Santander SA, Class A	473,336	2,470,858
Cellnex Telecom SA (D)	179,877	2,587,435
Gas Natural SDG SA	60,627	1,142,999

		7,962,824

Sweden - 0.5%
SKF AB, Class B	352,277	6,480,542
Svenska Handelsbanken AB, A Shares	217,140	3,017,356

		9,497,898

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Switzerland - 1.1%
Chubb, Ltd.	29,710	$ 3,925,285
Cie Financiere Richemont SA	20,719	1,372,382
Nestle SA	143,562	10,298,737
Novartis AG	27,327	1,988,541
UBS Group AG	149,715	2,345,040

		19,929,985

Taiwan - 0.3%
Cathay Financial Holding Co., Ltd.	275,000	411,276
Cheng Shin Rubber Industry Co., Ltd.	406,000	765,919
Chunghwa Telecom Co., Ltd.	132,000	415,713
Far EasTone Telecommunications Co., Ltd.	171,000	384,669
Formosa Chemicals & Fibre Corp.	86,000	256,967
Formosa Petrochemical Corp.	68,000	236,309
Formosa Plastics Corp.	93,000	257,395
Fubon Financial Holding Co., Ltd.	272,000	430,420
Hon Hai Precision Industry Co., Ltd.	184,400	481,755
Nan Ya Plastics Corp.	117,000	258,475
Taiwan Mobile Co., Ltd.	141,000	454,994
Uni-President Enterprises Corp.	186,000	308,182

		4,662,074

Thailand - 0.1%
Advanced Info Service PCL	99,500	408,442
Intouch Holdings PCL	258,300	358,845
PTT Global Chemical PCL	202,500	356,250
Siam Cement PCL	31,100	430,756
Thai Oil PCL	117,700	237,468

		1,791,761

United Arab Emirates - 0.2%
NMC Health PLC, Class A	167,352	3,184,416

United Kingdom - 3.3%
AstraZeneca PLC	89,806	4,911,287
BAE Systems PLC	639,963	4,665,103
Berkeley Group Holdings PLC	50,405	1,744,305
BP PLC	84,693	531,898
BP PLC, ADR	165,449	6,184,484
Diageo PLC, ADR (B)	29,328	3,048,352
GlaxoSmithKline PLC	129,148	2,486,110
HSBC Holdings PLC	886,039	7,173,048
Liberty Global PLC, Class A (C)	38,923	1,190,654
Meggitt PLC	183,350	1,036,255
Michael Kors Holdings, Ltd. (C)	69,652	2,993,643
National Grid PLC, Class B	18,836	220,899
Pearson PLC	176,923	1,784,656
Smiths Group PLC	103,322	1,803,050
Spire Healthcare Group PLC (D)	440,732	1,834,245
Unilever NV, CVA	181,325	7,465,952
Vodafone Group PLC, ADR (B)	94,551	2,309,881
Vodafone Group PLC	2,558,787	6,302,167

		57,685,989

United States - 27.0%
3M Co.	1,313	234,462
AbbVie, Inc., Class G	4,393	275,090
Adobe Systems, Inc. (C)	2,910	299,585
Aetna, Inc.	57,584	7,140,992
Air Products & Chemicals, Inc.	36,665	5,273,160
Alliance Data Systems Corp.	1,050	239,925

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Allstate Corp. (E)	54,287	$ 4,023,752
Alphabet, Inc., Class C (C)	23,099	17,828,270
Altria Group, Inc.	6,168	417,080
Amazon.com, Inc. (C) (F)	17,258	12,941,256
Amdocs, Ltd.	6,041	351,888
American International Group, Inc.	2,624	171,373
American Tower Corp., Class A, REIT (E)	5,412	571,940
Ameriprise Financial, Inc.	2,145	237,966
Amgen, Inc.	12,185	1,781,569
Anadarko Petroleum Corp., Class A	149,871	10,450,505
Anthem, Inc.	36,529	5,251,774
Apple, Inc. (F)	252,466	29,240,612
Axalta Coating Systems, Ltd. (C)	201,532	5,481,670
Bank of America Corp.	592,435	13,092,813
Bank of New York Mellon Corp.	3,247	153,843
Baxter International, Inc.	62,501	2,771,294
Bed Bath & Beyond, Inc.	55,593	2,259,300
Berkshire Hathaway, Inc., Class A (B) (C)	27	6,591,267
Berkshire Hathaway, Inc., Class B (C)	39,155	6,381,482
Biogen, Inc. (C)	6,862	1,945,926
Boeing Co.	1,627	253,291
Brookdale Senior Living, Inc., Class A (C)	144,462	1,794,218
Capital One Financial Corp.	4,246	370,421
Cardinal Health, Inc.	4,437	319,331
Catalent, Inc. (C)	69,195	1,865,497
Centene Corp. (C)	35,537	2,008,196
Charles Schwab Corp.	85,980	3,393,631
Charter Communications, Inc., Class A (C)	10,924	3,145,238
Chevron Corp.	1,209	142,299
Chipotle Mexican Grill, Inc., Class A (B) (C)	12,867	4,854,976
Cisco Systems, Inc.	6,741	203,713
Citigroup, Inc.	131,413	7,809,875
CME Group, Inc., Class A	2,273	262,191
Cognizant Technology Solutions Corp., Class A (C)	51,652	2,894,062
Colgate-Palmolive Co.	7,876	515,405
Comcast Corp., Class A (E)	121,778	8,408,771
CommScope Holding Co., Inc. (C)	137,027	5,097,404
Computer Sciences Corp.	5,636	334,891
Constellation Brands, Inc., Class A	2,028	310,913
Crown Castle International Corp., REIT	30,980	2,688,135
Crown Holdings, Inc. (C)	4,381	230,309
CVS Health Corp.	30,093	2,374,639
Delta Air Lines, Inc.	86,969	4,278,005
Delta Topco, Ltd. (C) (G) (H) (I) (J)	1,531,260	76,563
Dick’s Sporting Goods, Inc.	2,667	141,618
Discover Financial Services	46,535	3,354,708
DISH Network Corp., Class A (C)	45,158	2,616,003
E.I. du Pont de Nemours & Co.	97,342	7,144,903
Edgewell Personal Care Co. (C)	83,887	6,122,912
Electronic Arts, Inc. (C)	31,074	2,447,388
EQT Corp.	32,842	2,147,867
Expedia, Inc.	18,143	2,055,239
Facebook, Inc., Class A (C)	117,289	13,494,099
Fifth Third Bancorp	5,658	152,596
Fitbit, Inc., Class A (B) (C)	74,844	547,858
Ford Motor Co.	202,542	2,456,834
Fortune Brands Home & Security, Inc.	34,664	1,853,137

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
General Dynamics Corp.	2,100	$ 362,586
Gilead Sciences, Inc.	123,196	8,822,066
Global Payments, Inc.	32,551	2,259,365
Goldman Sachs Group, Inc.	22,524	5,393,372
Goodyear Tire & Rubber Co.	5,586	172,440
H&R Block, Inc.	64,902	1,492,097
Hartford Financial Services Group, Inc.	10,071	479,883
HCA Holdings, Inc. (C)	49,822	3,687,824
HD Supply Holdings, Inc. (C)	29,081	1,236,233
Helmerich & Payne, Inc.	3,279	253,795
Hexcel Corp.	14,180	729,419
Home Depot, Inc.	20,582	2,759,635
Illinois Tool Works, Inc., Class A	1,775	217,367
Intel Corp.	7,818	283,559
International Paper Co.	6,071	322,127
Intuit, Inc.	22,364	2,563,138
Invitae Corp. (C)	67,421	535,323
Johnson & Johnson	52,253	6,020,068
JPMorgan Chase & Co.	125,438	10,824,045
Kansas City Southern	54,692	4,640,616
Kimberly-Clark Corp.	23,082	2,634,118
KLA-Tencor Corp.	3,128	246,111
Lear Corp.	4,071	538,878
Liberty Broadband Corp., Class A (C)	12,202	884,157
Liberty Broadband Corp., Class C (C)	24,178	1,790,864
Liberty Media Corp. - Liberty SiriusXM, Class A (C)	44,190	1,525,439
Liberty Media Corp. - Liberty SiriusXM, Class C (C)	82,860	2,810,611
Lowe’s Cos., Inc.	101,361	7,208,794
Marathon Oil Corp.	314,099	5,437,054
Marathon Petroleum Corp.	291,768	14,690,519
Marsh & McLennan Cos., Inc.	50,287	3,398,898
Masco Corp.	71,912	2,273,857
MasterCard, Inc., Class A	28,824	2,976,078
McDonald’s Corp.	2,831	344,589
McKesson Corp.	1,406	197,473
Mead Johnson Nutrition Co., Class A	24,031	1,700,434
Merck & Co., Inc.	36,213	2,131,859
MetLife, Inc.	59,971	3,231,837
Microsoft Corp.	9,786	608,102
Mohawk Industries, Inc. (C)	11,347	2,265,769
Mondelez International, Inc., Class A	13,266	588,082
Morgan Stanley	112,429	4,750,125
Mylan NV (C)	97,382	3,715,123
NextEra Energy, Inc.	60,308	7,204,394
Northrop Grumman Corp.	1,489	346,312
Norwegian Cruise Line Holdings, Ltd. (C)	27,600	1,173,828
Nuance Communications, Inc. (C)	162,444	2,420,416
Omnicom Group, Inc.	1,839	156,517
Packaging Corp. of America	3,803	322,570
PepsiCo, Inc.	6,284	657,495
Pfizer, Inc.	309,459	10,051,228
Phillips 66	3,314	286,363
Prudential Financial, Inc.	3,063	318,736
Pure Storage, Inc., Class A (C)	155,421	1,757,812
PVH Corp.	1,728	155,935
QUALCOMM, Inc.	63,944	4,169,149

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Ralph Lauren Corp., Class A	13,302	$ 1,201,437
Raytheon Co.	1,696	240,832
Reinsurance Group of America, Inc., Class A	2,608	328,165
Rockwell Automation, Inc., Class B	1,549	208,186
Roper Technologies, Inc.	29,128	5,332,754
Sabre Corp.	91,133	2,273,768
Schlumberger, Ltd.	33,281	2,793,940
Scripps Networks Interactive, Inc., Class A	2,389	170,503
Sempra Energy	32,993	3,320,416
Sherwin-Williams Co.	3,310	889,529
Shire PLC	69,072	3,987,223
Simon Property Group, Inc., REIT	30,940	5,497,110
Southwest Airlines Co.	86,729	4,322,573
Square, Inc. (C)	127,066	1,731,910
St. Joe Co. (B) (C)	193,741	3,681,079
Starbucks Corp.	36,098	2,004,161
Stryker Corp.	1,718	205,834
SunTrust Banks, Inc.	49,108	2,693,574
Target Corp.	47,002	3,394,954
Tenet Healthcare Corp. (C)	151,998	2,255,650
Thermo Fisher Scientific, Inc.	3,915	552,407
Tiffany & Co. (B)	23,643	1,830,677
Travelers Cos., Inc.	5,200	636,584
Tyson Foods, Inc., Class A	2,939	181,278
United Continental Holdings, Inc. (C)	106,225	7,741,678
United Rentals, Inc. (C)	2,444	258,038
UnitedHealth Group, Inc.	1,911	305,836
Unum Group	41,672	1,830,651
Valero Energy Corp.	6,901	471,476
VeriFone Systems, Inc. (C)	127,952	2,268,589
VeriSign, Inc. (C)	4,182	318,125
Verizon Communications, Inc.	16,698	891,339
Vertex Pharmaceuticals, Inc. (C)	12,106	891,849
Visa, Inc., Class A	33,839	2,640,119
Vistra Energy Corp.	17,614	273,017
VMware, Inc., Class A (B) (C)	26,686	2,100,989
WABCO Holdings, Inc. (C)	1,887	200,305
Walgreens Boots Alliance, Inc.	26,241	2,171,705
Wells Fargo & Co.	76,451	4,213,215
Western Digital Corp.	6,805	462,400
WestRock Co.	53,602	2,721,374
Whole Foods Market, Inc.	121,580	3,739,801
Williams Cos., Inc.	100,073	3,116,273
Williams-Sonoma, Inc., Class A (B)	55,852	2,702,678
Wyndham Worldwide Corp.	3,737	285,395
Zimmer Biomet Holdings, Inc., Class A	54,925	5,668,260

		476,608,070

Total Common Stocks (Cost $874,232,045)		924,152,754

CONVERTIBLE PREFERRED STOCKS - 1.3%
Ireland - 0.2%
Allergan PLC Series A, 5.50%	3,822	2,914,122

Israel - 0.2%
Teva Pharmaceutical Industries, Ltd. 7.00%	6,282	4,051,890

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
CONVERTIBLE PREFERRED STOCKS (continued)
United States - 0.9%
American Tower Corp. Series A, 5.25%	7,505	$ 786,074
Anthem, Inc. 5.25%	88,175	4,139,816
Dominion Resources, Inc. 6.38%	16,200	810,972
Dominion Resources, Inc. Series A, 6.75%	59,859	3,028,865
Dropbox, Inc. 0.00% (C)(G)(H)(I)(J)	171,990	1,117,935
Mandatory Exchangeable Trust 5.75% (D)	28,361	3,081,706
Stericycle, Inc. 5.25%, ADR (B)	13,906	879,833
Wells Fargo & Co. Series L, Class A, 7.50%	552	656,880
Welltower, Inc. Series I, 6.50%	27,594	1,660,607

		16,162,688

Total Convertible Preferred Stocks (Cost $27,981,282)		23,128,700

PREFERRED STOCKS - 0.8%
Germany - 0.1%
Volkswagen AG 0.12%(K)	15,228	2,137,568

Taiwan - 0.0% (A)
Cathay Financial Holding Co., Ltd. 0.00%	14,592	27,166

United States - 0.7%
Citigroup Capital XIII 7.26%(L)	55,506	1,433,165
GMAC Capital Trust I Series 2, 6.69% (L)	72,616	1,844,446
Palantir Technologies, Inc. 0.00% (G) (H) (I) (J)	212,750	1,721,148
Uber Technologies, Inc. 0.00% (G) (H) (I) (J)	129,064	6,377,052
US Bancorp
Series F, 6.50% (L)	30,500	862,845
Series G, 6.00% (L)	11,527	290,596

		12,529,252

Total Preferred Stocks (Cost $11,103,846)		14,693,986

EXCHANGE-TRADED FUNDS - 2.9%
United States - 2.9%
ETFS Physical Palladium Shares (C)	10,714	698,660
ETFS Physical Platinum Shares (C)	9,045	781,578
ETFS Physical Swiss Gold Shares (C)	26,125	2,919,730
iShares Gold Trust (C)	378,757	4,196,627
iShares iBoxx $ High Yield Corporate Bond ETF	20,074	1,737,405
SPDR Gold Shares (C)	373,460	40,934,951

Total Exchange-Traded Funds (Cost $57,182,704)		51,268,951

	Shares	Value
MASTER LIMITED PARTNERSHIP - 0.1%
United States - 0.1%
NextEra Energy Partners, LP	57,340	$ 1,464,464

Total Master Limited Partnership (Cost $1,607,163)		1,464,464

WARRANTS - 0.0% (A)
Australia - 0.0% (A)
TFS Corp., Ltd. (C) (H) Exercise Price AUD 1.28 Expiration Date 07/15/2018	59,458	19,468
TFS Corp., Ltd., Class A (C) (H) (I) Exercise Price AUD 1.28 Expiration Date 07/15/2018	368,642	120,698

Total Warrants (Cost $391,617)		140,166

	Principal	Value
CONVERTIBLE BONDS - 0.9%
India - 0.1%
REI Agro, Ltd.
5.50%, 11/13/2014 (C) (I) (J) (M) (N)	$ 259,000	5,519
5.50%, 11/13/2014 (C) (D) (I) (N)	697,000	14,853
Suzlon Energy, Ltd. 5.75% (O), 07/16/2019 (D)	2,052,000	2,041,740

		2,062,112

Jersey, Channel Islands - 0.1%
Dana Gas Sukuk, Ltd. 7.00%, 10/31/2017 (D)	2,109,340	1,893,133

Netherlands - 0.3%
Bayer Capital Corp. BV 5.63%, 11/22/2019 (D)	EUR 3,200,000	3,675,013
Bio City Development Co. BV 8.00%, 07/06/2018 (C) (D) (G) (H) (I) (N)	$ 2,400,000	879,840

		4,554,853

Singapore - 0.1%
CapitaLand, Ltd. 1.95%, 10/17/2023 (D)	SGD 1,250,000	853,675

Spain - 0.1%
Telefonica Participaciones SAU
4.90%, 09/25/2017 (D)	EUR 1,500,000	1,384,762
4.90%, 09/25/2017 (J) (M)	500,000	461,587
Telefonica SA 6.00%, 07/14/2017 (H) (J)	500,000	496,325

		2,342,674

United States - 0.2%
Cobalt International Energy, Inc.
2.63%, 12/01/2019 (B)	$ 1,892,000	742,610
3.13%, 05/15/2024	2,379,000	666,120
Delta Topco, Ltd. 10.00%, 11/24/2060 (G) (H) (I) (J)	1,553,809	1,600,424
Intel Corp. 3.25%, 08/01/2039	502,000	885,089

		3,894,243

Total Convertible Bonds (Cost $20,458,740)		15,600,690

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES - 4.8%
Argentina - 0.2%
IRSA Propiedades Comerciales SA 8.75%, 03/23/2023 (D)	$ 730,500	$ 773,417
YPF SA 8.50%, 07/28/2025 (B) (D)	3,317,000	3,363,438

		4,136,855

Australia - 0.3%
TFS Corp., Ltd. 8.75%, 08/01/2023 (D)	4,546,000	4,818,760

Cayman Islands - 0.1%
Alibaba Group Holding, Ltd. 3.13%, 11/28/2021	1,586,000	1,584,883
Odebrecht Finance, Ltd. 4.38%, 04/25/2025 (D)	929,000	536,498

		2,121,381

Chile - 0.0% (A)
Inversiones Alsacia SA 8.00%, 12/31/2018 (C) (D) (I) (N)	963,587	50,588

France - 0.1%
BNP Paribas SA 2.40%, 12/12/2018, MTN	2,206,000	2,223,324

Germany - 0.0% (A)
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.50%, 01/15/2023 (D)	302,000	314,458

Ireland - 0.0% (A)
GE Capital International Funding Co. Unlimited Co. 2.34%, 11/15/2020	431,000	430,794

Italy - 0.2%
Intesa Sanpaolo SpA 3.88%, 01/15/2019, MTN	1,894,000	1,927,939
Telecom Italia SpA 5.30%, 05/30/2024 (D)	1,366,000	1,335,265

		3,263,204

Japan - 0.1%
Sumitomo Mitsui Banking Corp. 2.45%, 01/10/2019	866,000	870,740

Jersey, Channel Islands - 0.1%
UBS Group Funding Jersey, Ltd. 4.13%, 09/24/2025 (D)	965,000	983,593

Luxembourg - 0.2%
Actavis Funding SCS 3.00%, 03/12/2020	1,284,000	1,301,800
Intelsat Jackson Holdings SA
7.50%, 04/01/2021	1,225,000	934,063
8.00%, 02/15/2024 (D)	390,000	400,725

		2,636,588

Mexico - 0.2%
Petroleos Mexicanos
4.61% (L), 03/11/2022 (D)	1,505,000	1,552,031
4.63%, 09/21/2023 (D)	1,645,000	1,600,256
Trust F/1401 5.25%, 12/15/2024 (D)	543,000	531,461

		3,683,748

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Netherlands - 0.1%
Constellium NV
7.00%, 01/15/2023 (D)	EUR 487,000	$ 515,204
8.00%, 01/15/2023 (D)	$ 250,000	260,000
Cooperatieve Rabobank UA 3.95%, 11/09/2022	353,000	363,138
ING Groep NV 6.00% (L), 04/16/2020 (P)	795,000	775,125

		1,913,467

Singapore - 0.1%
Global Logistic Properties, Ltd. 3.88%, 06/04/2025, MTN (M)	1,858,000	1,803,698

Switzerland - 0.0% (A)
UBS AG 2.38%, 08/14/2019, MTN	692,000	695,353

United Kingdom - 0.3%
HSBC Holdings PLC 6.38% (L), 09/17/2024 (P)	2,707,000	2,663,011
Lloyds Bank PLC 13.00% (L), 01/21/2029, MTN (P)	GBP 1,289,000	2,785,446

		5,448,457

United States - 2.8%
AbbVie, Inc.
2.30%, 05/14/2021	$ 1,279,000	1,253,146
2.50%, 05/14/2020	1,579,000	1,579,412
Activision Blizzard, Inc. 2.30%, 09/15/2021 (D)	360,000	351,305
Ally Financial, Inc.
2.75%, 01/30/2017	1,237,000	1,237,247
3.50%, 01/27/2019	891,000	895,455
American Express Co. 4.90% (L), 03/15/2020 (P)	905,000	858,619
American Tower Corp. 3.40%, 02/15/2019	358,000	365,858
AT&T, Inc.
2.38%, 11/27/2018	1,840,000	1,856,076
3.00%, 06/30/2022	2,929,000	2,875,136
Bank of America Corp.
2.00%, 01/11/2018	749,000	750,723
2.60%, 01/15/2019	731,000	737,249
6.88%, 04/25/2018, MTN	726,000	771,673
Berkshire Hathaway, Inc. 2.75%, 03/15/2023	1,031,000	1,027,130
Cablevision Systems Corp. 5.88%, 09/15/2022	416,000	405,600
Capital One Bank USA NA 2.15%, 11/21/2018	476,000	476,860
Cisco Systems, Inc. 2.20%, 02/28/2021	1,023,000	1,020,795
Citigroup, Inc.
1.80%, 02/05/2018	2,112,000	2,110,819
5.88% (L), 03/27/2020 (B) (P)	1,660,000	1,676,600
eBay, Inc. 3.80%, 03/09/2022 (B)	727,000	751,086
Edgewell Personal Care Co. 4.70%, 05/19/2021 - 05/24/2022	1,487,000	1,549,114
Ford Motor Credit Co. LLC
2.55%, 10/05/2018	368,000	370,070
5.00%, 05/15/2018	1,088,000	1,130,682

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Forest Laboratories LLC 5.00%, 12/15/2021 (D)	$ 666,000	$ 720,068
Freeport-McMoRan, Inc. 3.88%, 03/15/2023	650,000	596,375
General Electric Co.
5.00% (L), 01/21/2021 (P)	1,421,000	1,474,572
5.55%, 05/04/2020, MTN	149,000	164,605
6.38% (L), 11/15/2067, MTN	874,000	879,463
General Motors Financial Co., Inc. 3.50%, 07/10/2019	1,119,000	1,139,427
Goldman Sachs Group, Inc.
5.38% (L), 05/10/2020 (P)	1,505,000	1,520,050
5.70% (L), 05/10/2019 (B) (P)	1,435,000	1,470,588
Hughes Satellite Systems Corp. 7.63%, 06/15/2021	192,000	210,720
Hyundai Capital America 2.00%, 03/19/2018 (D)	460,000	459,916
JPMorgan Chase & Co.
1.94% (L), 01/15/2023	1,637,000	1,642,841
2.30%, 08/15/2021, MTN	2,000,000	1,962,948
4.35%, 08/15/2021	614,000	656,854
Medtronic, Inc. 3.15%, 03/15/2022	1,653,000	1,693,039
Morgan Stanley 5.45% (L), 07/15/2019 (P)	1,010,000	999,900
Mylan, Inc. 2.55%, 03/28/2019	1,019,000	1,016,812
NBCUniversal Enterprise, Inc. 5.25%, 03/19/2021 (D) (P)	1,086,000	1,140,300
Oracle Corp. 1.90%, 09/15/2021	2,281,000	2,228,977
QUALCOMM, Inc. 3.00%, 05/20/2022	1,734,000	1,757,038
Sabine Pass Liquefaction LLC 5.63%, 04/15/2023	511,000	542,938
Synchrony Financial 3.75%, 08/15/2021	375,000	385,431
T-Mobile USA, Inc. 6.00%, 04/15/2024	920,000	969,450
USB Capital IX 3.50% (L), 01/30/2017 (P)	372,000	305,505
Verizon Communications, Inc.
1.75%, 08/15/2021	317,000	304,098
2.63%, 08/15/2026	697,000	641,625
Volkswagen Group of America Finance LLC 2.45%, 11/20/2019 (J) (M)	644,000	642,398

		49,576,593

Total Corporate Debt Securities (Cost $86,441,067)		84,971,601

FOREIGN GOVERNMENT OBLIGATIONS - 9.2%
Argentina - 0.6%
Argentina Republic Government International Bond
3.88%, 01/15/2022 (J) (M)	EUR 323,000	325,386
6.88%, 04/22/2021 (D)	$ 2,974,000	3,167,310
7.13%, 07/06/2036 (D)	2,818,000	2,680,622
7.50%, 04/22/2026 (D)	2,813,000	2,953,650

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Argentina (continued)
City of Buenos Aires 8.95%, 02/19/2021 (D)	$ 499,000	$ 556,385
Provincia de Buenos Aires 9.13%, 03/16/2024 (D)	514,000	559,232

		10,242,585

Australia - 1.3%
Australia Government Bond
5.50%, 04/21/2023 (M)	AUD 2,730,000	2,321,174
5.75%, 05/15/2021 - 07/15/2022(M)	25,098,000	21,135,744

		23,456,918

Brazil - 0.7%
Brazil Government International Bond
2.63%, 01/05/2023	$ 1,088,000	968,320
2.88%, 04/01/2021 (B)	EUR 933,000	1,000,537
4.88%, 01/22/2021	$ 1,031,000	1,061,930
Brazil Notas do Tesouro Nacional
Series B,
6.00%, 08/15/2022	BRL 917,000	834,287
Series F,
10.00%, 01/01/2018 - 01/01/2021	25,395,000	7,598,511

		11,463,585

Canada - 1.5%
Canada Government Bond
0.25%, 05/01/2018	CAD 7,571,000	5,606,538
0.50%, 08/01/2018	19,281,000	14,307,991
0.75%, 03/01/2021	4,714,000	3,465,009
Canada Housing Trust No. 1 1.25%, 06/15/2021 (D)	4,820,000	3,558,575

		26,938,113

Germany - 0.6%
Bundesobligation Zero Coupon, 04/09/2021 (M)	EUR 2,489,000	2,689,318
Bundesrepublik Deutschland Zero Coupon, 08/15/2026 (J) (M)	8,060,000	8,326,528

		11,015,846

Hungary - 0.3%
Hungary Government International Bond
6.25%, 01/29/2020	$ 1,442,000	1,577,188
6.38%, 03/29/2021	4,070,000	4,557,423

		6,134,611

Indonesia - 0.3%
Indonesia Government International Bond
2.63%, 06/14/2023 (D)	EUR 2,176,000	2,300,939
3.70%, 01/08/2022 (D)	$ 630,000	631,415
4.88%, 05/05/2021 (J) (M)	465,000	492,254
6.88%, 01/17/2018 (D)	1,020,000	1,072,874

		4,497,482

Japan - 1.2%
2-Year Japan Government Bond 0.10%, 03/15/2017 - 10/15/2018	JPY 2,520,100,000	21,655,602

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Mexico - 0.7%
Mexico Bonos Series M, 6.50%, 06/10/2021	MXN 272,680,800	$ 12,826,935

New Zealand - 0.5%
New Zealand Government Bond 6.00%, 05/15/2021 (M)	NZD 10,728,000	8,462,403

Poland - 0.8%
Republic of Poland Government Bond
2.50%, 07/25/2026	PLN 17,848,000	3,874,854
3.25%, 07/25/2025	17,712,000	4,153,632
5.25%, 10/25/2020	9,461,000	2,469,561
5.75%, 10/25/2021	8,082,000	2,175,659
Republic of Poland Government International Bond 5.00%, 03/23/2022	$ 653,000	711,346

		13,385,052

Republic of Korea - 0.1%
Export-Import Bank of Korea
2.63%, 12/30/2020	1,132,000	1,129,887
2.88%, 09/17/2018	618,000	629,482

		1,759,369

Romania - 0.1%
Romania Government Bond 4.75%, 02/24/2025	RON 6,835,000	1,717,556

Saudi Arabia - 0.1%
Saudi Arabia Government International Bond 2.38%, 10/26/2021 (D)	$ 2,060,000	2,000,128

Turkey - 0.0% (A)
Turkey Government International Bond 6.75%, 04/03/2018	476,000	496,730

United Kingdom - 0.4%
U.K. Gilt 2.00%, 09/07/2025 (M)	GBP 4,812,911	6,373,915

Total Foreign Government Obligations (Cost $173,385,244)		162,426,830

LOAN ASSIGNMENTS - 0.6%
Marshall Islands - 0.1%
Drillships Financing Holding, Inc. Term Loan B1, 6.00% (L), 03/31/2021	$ 629,738	406,181
Drillships Ocean Ventures, Inc. Term Loan B, 5.50% (L), 07/25/2021	736,088	575,989

		982,170

Netherlands - 0.1%
Promontoria Blue Holding 2 BV Mezzanine, 7.00% (L), 04/17/2020 (I)	EUR 1,494,268	1,572,941

	Principal	Value
LOAN ASSIGNMENTS (continued)
United Kingdom - 0.1%
Seadrill Partners Finance Co. LLC Term Loan B, 4.00% (L), 02/21/2021	$ 1,607,536	$ 1,095,804

United States - 0.3%
Fieldwood Energy LLC
1st Lien Last Out Term Loan,
8.38% (L), 09/30/2020	337,037	289,009
1st Lien Term Loan,
8.00% (L), 08/31/2020	249,657	237,174
2nd Lien Term Loan,
8.38% (L), 09/30/2020	567,243	397,070
Hilton Worldwide Finance LLC Term Loan B1, 3.50% (L), 10/26/2020	1,842,898	1,856,720
Novelis, Inc. Term Loan B, 4.02% (L), 06/02/2022	640,250	642,880
Sheridan Investment Partners II, LP
Term Loan A,
4.44% (L), 12/16/2020 (I)	186,487	149,189
Term Loan B,
4.44% (L), 12/16/2020 (I)	1,341,148	1,072,918
Term Loan M,
4.44% (L), 12/16/2020 (I)	69,483	55,587
Univar, Inc. Term Loan, 4.25% (L), 07/01/2022	1,091,188	1,097,618
Univision Communications, Inc. Term Loan C4, 4.00% (L), 03/01/2020	1,917,818	1,925,543

		7,723,708

Total Loan Assignments (Cost $12,552,193)		11,374,623

U.S. GOVERNMENT AGENCY OBLIGATION - 0.6%
Federal National Mortgage Association 3.00%, TBA (Q)	10,936,847	10,864,815

Total U.S. Government Agency Obligation (Cost $10,888,998)		10,864,815

U.S. GOVERNMENT OBLIGATIONS - 7.0%
U.S. Treasury - 4.4%
U.S. Treasury Note
0.88%, 01/31/2017 (E)	4,682,700	4,684,564
1.13%, 07/31/2021	4,064,000	3,928,429
1.25%, 10/31/2021 (B)	70,492,100	68,355,344

		76,968,337

U.S. Treasury Inflation-Protected Securities - 2.6%
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2021 - 07/15/2026	30,421,557	30,033,557
0.63%, 01/15/2026 (E)	16,700,295	16,846,940

		46,880,497

Total U.S. Government Obligations (Cost $126,802,563)		123,848,834

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
SHORT-TERM FOREIGN GOVERNMENT OBLIGATIONS - 6.3%
Japan - 6.3%
Japan Treasury Discount Bill
0.00% (K) (R), 01/16/2017 - 06/12/2017	JPY 12,980,000,000	$ 111,115,568

Total Short-Term Foreign Government Obligations (Cost $120,523,780)		111,115,568

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 12.6%
U.S. Treasury Bill
0.28% (K), 01/12/2017	$ 7,000,000	6,999,300
0.30% (K), 01/05/2017	1,000,000	999,980
0.31% (K), 01/05/2017 (B)	4,000,000	3,999,920
0.32% (K), 01/12/2017 - 01/19/2017	20,000,000	19,996,740
0.32% (K), 02/02/2017 (B) (Q)	4,000,000	3,998,592
0.33% (K), 01/12/2017 (B)	5,000,000	4,999,500
0.34% (K), 01/19/2017 - 01/26/2017	10,000,000	9,997,735
0.35% (K), 01/19/2017 - 01/26/2017	38,000,000	37,991,903
0.36% (K), 02/02/2017	10,000,000	9,996,480
0.40% (K), 01/19/2017	4,000,000	3,999,264
0.41% (K), 02/16/2017	12,000,000	11,993,544
0.42% (K), 02/09/2017	8,000,000	7,996,320
0.42% (K), 02/16/2017 (B)	9,000,000	8,995,158
0.43% (K), 02/02/2017 - 02/09/2017	25,000,000	24,989,364
0.45% (K), 02/16/2017	6,000,000	5,996,772
0.46% (K), 01/12/2017	5,000,000	4,999,500
0.47% (K), 01/12/2017 - 03/02/2017	18,000,000	17,992,608
0.48% (K), 02/02/2017 - 03/09/2017	12,000,000	11,992,692
0.49% (K), 02/09/2017 - 03/23/2017	25,000,000	24,982,441

Total Short-Term U.S. Government Obligations (Cost $222,917,971)		222,917,813

	Number of Contracts	Value
OVER-THE-COUNTER OPTIONS PURCHASED - 1.0% (S)
Call - Aflac, Inc. Exercise Price $85 Expiration Date 01/19/2018, GSI	48,718	29,231
Call - Allstate Corp. Exercise Price $80 Expiration Date 01/19/2018, GSI	31,023	85,003
Call - Apple, Inc. Exercise Price $110 Expiration Date 09/15/2017, UBS	59,955	711,803
Call - BB&T Corp. Exercise Price $40 Expiration Date 01/19/2018, GSI	67,738	558,839

	Number of Contracts	Value
OVER-THE-COUNTER OPTIONS PURCHASED (continued)
Call - Capital One Financial Corp. Exercise Price $80 Expiration Date 01/19/2018, GSI	69,341	$ 963,840
Call - Charles Schwab Corp. Exercise Price $40 Expiration Date 01/19/2018, GSI	95,026	446,622
Call - CIT Group, Inc. Exercise Price $42 Expiration Date 01/19/2018, GSI	41,671	218,773
Call - Citigroup, Inc. Exercise Price $55 Expiration Date 01/19/2018, GSI	95,026	931,255
Call - CME Group, Inc. Exercise Price $115 Expiration Date 01/19/2018, GSI	33,345	321,779
Call - Comerica, Inc. Exercise Price $55 Expiration Date 01/19/2018, GSI	58,273	948,393
Call - E*TRADE Financial Corp. Exercise Price $35 Expiration Date 01/19/2018, GSI	86,303	386,206
Call - EURO STOXX 50® Index Exercise Price EUR 3,025 Expiration Date 03/17/2017, MSCS	295	91,282
Call - EURO STOXX 50® Index Exercise Price EUR 3,025 Expiration Date 03/17/2017, MSCS	295	91,282
Call - EURO STOXX 50® Index Exercise Price EUR 3,125 Expiration Date 03/17/2017, MSCS	675	151,237
Call - EURO STOXX 50® Index Exercise Price EUR 3,150 Expiration Date 06/16/2017, CITI	1,101	232,137
Call - EURO STOXX 50® Index Exercise Price EUR 3,427 Expiration Date 09/21/2018, DUB	375	76,967
Call - EURO STOXX 600® Index Exercise Price EUR 356 Expiration Date 03/17/2017, CSS	7,951	102,441
Call - Fifth Third Bancorp Exercise Price $25 Expiration Date 01/19/2018, GSI	95,026	387,231
Call - Franklin Resources, Inc. Exercise Price $45 Expiration Date 01/19/2018, GSI	85,793	218,772
Call - JPMorgan Chase & Co. Exercise Price $70 Expiration Date 01/19/2018, GSI	95,026	1,762,732
Call - KeyCorp Exercise Price $15 Expiration Date 01/19/2018, GSI	95,026	391,982
Call - Lincoln National Corp. Exercise Price $55 Expiration Date 01/19/2018, GSI	57,719	857,127
Call - Manulife Financial Corp. Exercise Price CAD 22 Expiration Date 01/19/2018, GSI	95,026	193,570

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Number of Contracts	Value
OVER-THE-COUNTER OPTIONS PURCHASED (continued)
Call - MetLife, Inc. Exercise Price $53 Expiration Date 01/19/2018, GSI	95,026	$ 584,410
Call - Morgan Stanley Exercise Price $35 Expiration Date 01/19/2018, GSI	95,026	905,123
Call - QUALCOMM, Inc. Exercise Price $53 Expiration Date 05/19/2017, DUB	51,513	714,023
Call - Regions Financial Corp. Exercise Price $12 Expiration Date 01/19/2018, GSI	95,026	308,835
Call - SPDR Gold Shares Exercise Price $120 Expiration Date 02/17/2017, SG	38,031	9,698
Call - SPDR Gold Shares Exercise Price $121 Expiration Date 01/20/2017, SG	47,937	2,876
Call - State Street Corp. Exercise Price $73 Expiration Date 01/19/2018, GSI	64,292	731,321
Call - SunTrust Banks, Inc. Exercise Price $55 Expiration Date 01/19/2018, GSI	95,026	544,024
Call - Synchrony Financial Exercise Price $35 Expiration Date 01/19/2018, GSI	95,026	479,881
Call - TD Ameritrade Holding Corp. Exercise Price $40 Expiration Date 01/19/2018, GSI	80,994	550,759
Call - TOPIX Index Exercise Price JPY 1,439 Expiration Date 04/14/2017, BNP	398,562	379,649
Call - TOPIX Index Exercise Price JPY 1,500 Expiration Date 02/10/2017, SG	281,174	117,642
Call - TOPIX Index Exercise Price JPY 1,520 Expiration Date 03/10/2017, BOA	309,534	129,783
Call - TOPIX Index Exercise Price JPY 1,550 Expiration Date 01/13/2017, GSC	378,848	19,914
Call - TOPIX Index Exercise Price JPY 1,550 Expiration Date 02/10/2017, CITI	375,620	70,732
Call - TOPIX Index Exercise Price JPY 1,560 Expiration Date 03/10/2017, UBS	361,158	90,578
Call - Travelers Cos., Inc. Exercise Price $135 Expiration Date 01/19/2018, GSI	29,389	116,087
Call - Wells Fargo & Co. Exercise Price $55 Expiration Date 01/19/2018, GSI	95,026	527,394
Call - Zions Bancorporation Exercise Price $35 Expiration Date 01/19/2018, GSI	77,911	751,841

	Number of Contracts	Value
OVER-THE-COUNTER OPTIONS PURCHASED (continued)
Put - EURO STOXX 50® Index Exercise Price EUR 3,000 Expiration Date 01/20/2017, BCLY	2,150	$ 7,469
Put - Ibovespa Brasil Sao Paulo Stock Exchange Index Exercise Price BRL 59,177 Expiration Date 04/12/2017, BOA	326	181,750
Put - Russell 2000® Index Exercise Price $1,340 Expiration Date 01/20/2017, GSC	4,836	73,507
Put - S&P 500® Exercise Price $2,150 Expiration Date 02/17/2017, JPM	3,236	56,468
Put - S&P 500® Exercise Price $2,150 Expiration Date 03/17/2017, MSCS	3,233	97,313
Put - S&P 500® Exercise Price $2,195 Expiration Date 02/17/2017, CITI	3,017	79,649
Put - S&P 500® Exercise Price $2,225 Expiration Date 01/20/2017, BNP	5,383	97,432

Total Over-the-Counter Options Purchased (Cost $6,682,761)		17,786,662

	Notional Amount	Value
OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED - 0.1% (S)
Call - EUR vs. USD Exercise Price EUR 1 Expiration Date 04/20/2017, GSC	EUR 7,384,267	68,962
Call - EUR vs. USD Exercise Price EUR 1 Expiration Date 05/04/2017, DUB	7,779,299	76,648
Call - EUR vs. USD Exercise Price EUR 1 Expiration Date 04/06/2017, MSCS	10,899,587	60,798
Call - USD vs. JPY Exercise Price $110 Expiration Date 03/15/2017, DUB	$ 10,703,192	630,097
Call - USD vs. JPY Exercise Price $111 Expiration Date 02/17/2017, JPM	10,709,418	534,711
Call - USD vs. JPY Exercise Price $113 Expiration Date 03/23/2017, UBS	10,754,841	461,985

Total Over-the-Counter Foreign Exchange Options Purchased (Cost $879,363)		1,833,201

OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED - 0.1% (S)
Call - Pays Floating Rate Index 3-Month USD-LIBOR Exercise Rate 2.10% Expiration Date 04/12/2017, GSC	88,702,367	259,831

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Notional Amount	Value
OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED (continued)
Put - Receives Floating Rate Index 6-Month EUR-EURIBOR Exercise Rate 1.50% Expiration Date 06/09/2017, GSC	EUR 4,060,445	$ 116,586
Put - Receives Floating Rate Index 3-Month USD-LIBOR Exercise Rate 1.96% Expiration Date 04/11/2017, GSC	$ 21,005,000	740,953
Put - Receives Floating Rate Index 3-Month USD-LIBOR Exercise Rate 1.99% Expiration Date 04/12/2017, GSC	21,040,000	717,095
Put - Receives Floating Rate Index 6-Month JPY-LIBOR Exercise Rate 1.07% Expiration Date 04/04/2018, DUB	JPY 269,375,596	558

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $674,909)		1,835,023

	Shares	Value
SECURITIES LENDING COLLATERAL - 7.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (K)	136,115,328	136,115,328

Total Securities Lending Collateral (Cost $136,115,328)		136,115,328

	Principal	Value
REPURCHASE AGREEMENT - 0.2%
State Street Bank & Trust Co. 0.03% (K), dated 12/30/2016, to be repurchased at $3,338,390 on 01/03/2017. Collateralized by a U.S. Government Obligation, 2.13%, due 09/30/2021, and with a value of $3,406,363.	$ 3,338,379	3,338,379

Total Repurchase Agreement (Cost $3,338,379)		3,338,379

Total Investments (Cost $1,894,159,953) (T)		1,918,878,388

	Shares	Value
SECURITIES SOLD SHORT - (0.8)%
COMMON STOCKS - (0.8)%
Canada - (0.3)%
Bank of Montreal	(32,382)	$ (2,329,073)
Royal Bank of Canada	(40,595)	(2,747,453)

		(5,076,526)

Switzerland - (0.1)%
LafargeHolcim, Ltd.	(20,239)	(1,066,309)

United States - (0.4)%
Ecolab, Inc.	(20,173)	(2,364,679)
Procter & Gamble Co.	(29,598)	(2,488,600)
Prologis, LP, REIT	(66,668)	(3,519,403)

		(8,372,682)

Total Common Stocks (Proceeds $14,012,100)		(14,515,517)

Total Securities Sold Short (Proceeds $14,012,100)		(14,515,517)

Net Other Assets (Liabilities) - (7.8)%		(138,619,998)

Net Assets - 100.0%		$ 1,765,742,873

EXCHANGE-TRADED OPTIONS WRITTEN:

Description		Exercise Price	Expiration Date	Number of Contracts	Premiums (Received)	Value
Call - Tiffany & Co.	USD	72.50	02/17/2017	118	$(41,655)	$(76,700)
Call - Tiffany & Co.	USD	75.00	02/17/2017	118	(50,394)	(57,820)
Call - Whole Foods Market, Inc.	USD	33.00	02/17/2017	385	(68,534)	(21,175)

Total					$(160,583)	$(155,695)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

OVER-THE-COUNTER OPTIONS WRITTEN: (S)

Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts	Premiums (Received)	Value
Call - Apple, Inc.	UBS	USD	130.00	09/15/2017	59,955	$(207,270)	$(185,976)
Call - EURO STOXX 50® Index	MSCS	EUR	3,450.00	03/17/2017	675	(17,344)	(24,508)
Call - Ibovespa Brasil Sao Paulo Stock Exchange Index	BOA	BRL	64,946.76	04/12/2017	326	(169,487)	(168,352)
Call - Johnson & Johnson	BCLY	USD	110.00	01/20/2017	44,710	(194,488)	(255,965)
Call - QUALCOMM, Inc.	DUB	USD	70.00	05/19/2017	51,513	(38,635)	(113,987)
Call - Russell 2000® Index	GSC	USD	1,400.00	01/20/2017	4,836	(39,172)	(24,905)
Call - S&P 500®	BNP	USD	2,265.00	01/20/2017	5,383	(56,388)	(63,250)
Call - S&P 500®	JPM	USD	2,275.00	02/17/2017	3,236	(45,304)	(65,367)
Call - S&P 500®	MSCS	USD	2,290.00	03/17/2017	3,233	(57,192)	(82,280)
Call - TOPIX Index	CITI	JPY	1,650.00	02/10/2017	375,620	(33,337)	(5,936)
Put - Apple, Inc.	UBS	USD	100.00	09/15/2017	59,955	(426,307)	(217,375)
Put - EURO STOXX 50® Index	CITI	EUR	2,350.00	06/16/2017	1,101	(131,398)	(14,252)
Put - EURO STOXX 50® Index	DUB	EUR	2,586.07	09/21/2018	375	(136,732)	(62,545)
Put - Ibovespa Brasil Sao Paulo Stock Exchange Index	BOA	BRL	50,300.45	04/12/2017	326	(68,628)	(36,899)
Put - QUALCOMM, Inc.	DUB	USD	40.00	05/19/2017	51,513	(169,993)	(10,193)
Put - S&P 500®	CITI	USD	2,195.00	02/17/2017	3,017	(111,917)	(54,733)
Put - SPDR Gold Shares	SG	USD	110.00	02/17/2017	38,031	(49,060)	(95,458)

Total						$(1,952,652)	$(1,481,981)

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS WRITTEN: (S)

Description	Counterparty		Exercise Price	Expiration Date	Notional Amount		Premiums (Received)	Value
Call - NZD vs. USD	GSC	NZD	0.73	05/04/2017	NZD	7,780,560	$(51,798)	$(51,770)
Call - USD vs. JPY	JPM	USD	116.50	02/17/2017	USD	10,709,418	(40,589)	(200,470)
Call - USD vs. JPY	DUB	USD	117.00	03/15/2017	USD	10,703,192	(39,388)	(218,827)
Call - USD vs. JPY	UBS	USD	118.00	03/23/2017	USD	10,754,841	(75,015)	(189,844)
Call - USD vs. MXN	GSC	USD	21.75	04/05/2017	USD	5,557,543	(80,273)	(80,268)
Call - USD vs. NOK	UBS	USD	9.05	04/05/2017	USD	5,551,866	(58,017)	(45,109)
Call - USD vs. ZAR	UBS	USD	15.75	02/17/2017	USD	5,354,709	(71,753)	(10,854)
Put - EUR vs. USD	GSC	EUR	1.03	04/20/2017	EUR	7,384,267	(101,853)	(97,521)
Put - EUR vs. USD	DUB	EUR	1.04	05/04/2017	EUR	7,779,299	(121,149)	(131,317)
Put - EUR vs. USD	MSCS	EUR	1.05	04/06/2017	EUR	10,899,587	(133,767)	(187,006)
Put - NZD vs. USD	GSC	NZD	0.66	05/04/2017	NZD	7,780,560	(45,326)	(45,301)
Put - USD vs. JPY	JPM	USD	103.00	02/17/2017	USD	10,709,418	(81,927)	(3,577)
Put - USD vs. JPY	DUB	USD	103.00	03/15/2017	USD	10,703,192	(105,855)	(12,276)
Put - USD vs. JPY	UBS	USD	105.00	03/23/2017	USD	10,754,841	(115,883)	(26,489)
Put - USD vs. ZAR	UBS	USD	13.60	02/17/2017	USD	5,354,709	(71,485)	(99,110)

Total							$(1,194,078)	$(1,399,739)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN: (S)

Description	Counterparty	Floating Rate Index	Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Value
Call - 5-Year	GSC	6-Month EUR-EURIBOR	Receive	0.10%	06/09/2017	EUR	20,411,951	$(56,661)	$(86,049)
Put - 2-Year	GSC	3-Month USD-LIBOR	Pay	3.00	04/12/2017	USD	88,702,367	—	(78,919)
Put - 5-Year	GSC	6-Month EUR-EURIBOR	Pay	0.45	06/09/2017	EUR	20,411,951	(46,254)	(34,786)
Put - 5-Year	GSC	3-Month USD-LIBOR	Pay	2.16	04/11/2017	USD	21,005,000	(147,035)	(574,063)
Put - 5-Year	GSC	3-Month USD-LIBOR	Pay	2.19	04/12/2017	USD	21,040,000	(147,280)	(554,406)
Put - 5-Year	GSC	3-Month USD-LIBOR	Pay	2.36	04/11/2017	USD	21,005,000	(81,289)	(422,212)
Put - 5-Year	GSC	3-Month USD-LIBOR	Pay	2.39	04/12/2017	USD	21,040,000	(84,160)	(406,713)

Total								$(562,679)	$(2,157,148)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

CENTRALLY CLEARED SWAP AGREEMENTS: (U)

Credit Default Swap Agreements on Credit Indices - Sell Protection (V)
Reference Obligation	Fixed Deal Receive Rate	Expiration Date	Notional Amount (W)		Fair Value (X)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Markit iTraxx® Europe Crossover - Series 26	5.00%	12/20/2021	EUR	7,734,024	$787,262	$632,107	$155,155
North American High Yield Index - Series 26	5.00	12/20/2021	USD	6,017,996	382,649	239,335	143,314
North American Investment Grade Index - Series 27	1.00	12/20/2021	USD	21,099,782	326,472	246,564	79,908

Total					$1,496,383	$1,118,006	$378,377

Interest Rate Swap Agreements - Fixed Rate Payable
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	3.03%	04/19/2027	USD	30,491,352	$(309,353)	$254	$(309,607)
6-Month EUR-EURIBOR	0.02	04/09/2021	EUR	2,465,000	(2,005)	20	(2,025)
6-Month EUR-EURIBOR	0.37	08/15/2026	EUR	8,060,000	191,408	265	191,143
6-Month GBP-LIBOR	0.54	07/02/2020	GBP	9,801,618	73,841	44	73,797
6-Month GBP-LIBOR	0.56	07/02/2020	GBP	9,850,155	67,943	45	67,898
6-Month GBP-LIBOR	0.57	07/02/2020	GBP	9,850,154	66,739	45	66,694
6-Month GBP-LIBOR	0.58	07/02/2020	GBP	9,850,154	62,884	52	62,832
6-Month GBP-LIBOR	0.60	07/16/2020	GBP	9,916,700	60,301	46	60,255
6-Month GBP-LIBOR	0.61	07/16/2020	GBP	9,916,700	59,331	46	59,285
6-Month GBP-LIBOR	0.64	07/16/2020	GBP	9,916,700	52,177	46	52,131

Total					$323,266	$863	$322,403

Interest Rate Swap Agreements - Fixed Rate Receivable
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	0.99%	07/05/2020	USD	12,811,536	$(280,141)	$44	$(280,185)
3-Month USD-LIBOR	1.02	07/05/2020	USD	12,782,042	(273,078)	44	(273,122)
3-Month USD-LIBOR	1.02	07/05/2020	USD	12,782,042	(272,460)	44	(272,504)
3-Month USD-LIBOR	1.06	07/05/2020	USD	12,782,042	(262,462)	44	(262,506)
3-Month USD-LIBOR	1.18	07/19/2020	USD	12,891,700	(236,465)	45	(236,510)
3-Month USD-LIBOR	1.21	07/19/2020	USD	12,891,800	(230,371)	45	(230,416)
3-Month USD-LIBOR	1.22	07/19/2020	USD	12,891,700	(227,508)	45	(227,553)
6-Month EUR-EURIBOR	0.37	08/15/2026	EUR	8,060,000	2,458	(1,918)	4,376

Total					$(1,780,027)	$(1,607)	$(1,778,420)

OVER-THE-COUNTER SWAP AGREEMENTS: (S)

Cross Currency Swap Agreements
Fixed Rate Receivable	Fixed Rate Payable	Counterparty	Expiration Date	Notional Amount Receivable		Notional Amount Payable		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
1.23%	0.10%	BOA	03/15/2017	USD	2,425,715	JPY	291,900,000	$(54,037)	$3,915	$(57,952)
1.84	0.10	BOA	03/15/2018	USD	3,219,125	JPY	360,250,000	203,183	11,049	192,134
1.69	0.10	BOA	03/15/2018	USD	4,873,355	JPY	549,550,000	278,526	11,577	266,949
2.01	0.10	BOA	10/15/2018	USD	12,837,552	JPY	1,318,400,000	1,869,698	9,122	1,860,576

Total								$2,297,370	$35,663	$2,261,707

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

OVER-THE-COUNTER SWAP AGREEMENTS (continued): (S)

Total Return Swap Agreements - Receivable (Y)

Reference Entity	Counterparty	Termination Date	Number of Shares or Units	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
EURO STOXX 50® Index Dividend Futures	BNP	12/15/2017	2,100	$2,049	$—	$2,049
EURO STOXX 50® Index Dividend Futures	BNP	12/21/2018	3,000	14,211	—	14,211
EURO STOXX 50® Index Dividend Futures	BNP	12/21/2018	5,900	18,166	—	18,166
EURO STOXX 50® Index Dividend Futures	BNP	12/21/2018	3,200	11,453	—	11,453
EURO STOXX 50® Index Dividend Futures	BNP	12/21/2018	4,100	30,643	—	30,643
EURO STOXX 50® Index Dividend Futures	BNP	12/20/2019	2,700	34,106	—	34,106
EURO STOXX 50® Index Dividend Futures	BNP	12/20/2019	5,700	68,401	—	68,401
EURO STOXX 50® Index Dividend Futures	BNP	12/20/2019	5,200	59,117	—	59,117
EURO STOXX 50® Index Dividend Futures	BNP	12/27/2019	4,100	42,295	—	42,295
EURO STOXX 50® Index Dividend Futures	BNP	12/18/2020	3,000	35,369	—	35,369
EURO STOXX 50® Index Dividend Futures	BNP	12/18/2020	1,600	18,695	—	18,695
EURO STOXX 50® Index Dividend Futures	BNP	12/18/2020	1,400	16,653	—	16,653
EURO STOXX 50® Index Dividend Futures	BNP	12/18/2020	1,200	14,527	—	14,527
EURO STOXX 50® Index Dividend Futures	BNP	12/18/2020	1,600	17,685	—	17,685
EURO STOXX 50® Index Dividend Futures	BNP	12/18/2020	4,800	53,054	—	53,054
EURO STOXX 50® Index Dividend Futures	BNP	12/18/2020	4,400	2,779	—	2,779
EURO STOXX 50® Index Dividend Futures	BNP	12/17/2021	2,200	232	—	232
S&P 500® Annual Dividend Futures	BNP	12/21/2018	23,500	102,225	—	102,225
S&P 500® Annual Dividend Futures	GSI	12/18/2020	9,500	53,437	—	53,437
S&P 500® Annual Dividend Futures	BNP	12/17/2021	12,000	77,400	—	77,400
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	03/31/2017	210,000	89,121	13,556	75,565
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	03/31/2017	210,000	80,137	3,286	76,851
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	03/30/2018	270,000	31,765	—	31,765
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	04/02/2018	270,000	39,250	—	39,250
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	03/29/2019	130,000	25,027	—	25,027
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	03/31/2020	180,000	51,286	—	51,286
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	03/29/2019	130,000	34,203	—	34,203
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	03/29/2019	280,000	78,101	—	78,101
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	03/21/2020	220,000	79,624	—	79,624
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	03/31/2020	130,000	36,372	—	36,372

Total				$1,217,383	$16,842	$1,200,541

FUTURES CONTRACTS: (Z)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
EURO STOXX 50® Index	Short	(114)	03/17/2017	$—	$(110,109)
FTSE 100 Index	Long	5	03/17/2017	9,286	—
MSCI Emerging Markets Mini Index	Short	(62)	03/17/2017	5,691	—
NASDAQ-100 E-Mini Index	Long	70	03/17/2017	—	(4,667)
Nikkei 225 Index	Long	12	03/09/2017	—	(12,354)
S&P 500® E-Mini	Short	(293)	03/17/2017	9,187	—
TOPIX Index	Long	34	03/09/2017	98,300	—

Total				$122,464	$(127,130)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

FORWARD FOREIGN CURRENCY CONTRACTS: (S)

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BBH	01/23/2017	EUR	810,000	USD	869,252	$—	$(15,489)
BBH	01/23/2017	GBP	847,000	USD	1,057,048	—	(12,484)
BCLY	03/02/2017	USD	4,373,000	JPY	494,966,751	125,137	—
BCLY	03/03/2017	USD	4,370,000	JPY	494,369,360	127,021	—
BNP	01/12/2017	USD	2,642,000	JPY	272,670,252	306,971	—
BNP	01/19/2017	USD	1,538,000	AED	5,694,599	—	(12,337)
BNP	01/25/2017	USD	1,522,000	AED	5,636,270	—	(12,431)
BNP	02/02/2017	EUR	3,713,000	USD	3,947,643	—	(32,358)
BNP	02/13/2017	USD	11,274,122	JPY	1,160,000,000	1,326,334	—
BNP	03/10/2017	USD	10,298,967	JPY	1,040,000,000	1,369,475	—
CITI	01/09/2017	TWD	132,519,930	USD	4,058,679	54,681	—
CITI	01/09/2017	USD	3,957,000	TWD	132,519,930	—	(156,360)
CITI	05/10/2017	USD	4,419,953	AUD	5,738,000	292,065	—
CSI	01/06/2017	EUR	2,943,000	USD	3,127,453	—	(28,115)
CSI	01/06/2017	USD	3,142,329	EUR	2,943,000	42,992	—
CSI	01/11/2017	TWD	131,742,996	USD	4,043,925	45,705	—
CSI	01/11/2017	USD	3,927,000	TWD	131,742,996	—	(162,630)
CSI	04/07/2017	USD	4,379,000	JPY	494,923,338	123,135	—
CSI	06/12/2017	USD	19,414,722	JPY	2,190,000,000	517,759	—
DUB	01/05/2017	USD	1,681,494	AUD	2,233,000	70,288	—
DUB	01/12/2017	JPY	478,998,014	USD	4,320,162	—	(218,233)
DUB	01/12/2017	USD	4,334,000	JPY	478,998,014	232,070	—
DUB	01/26/2017	EUR	2,448,000	USD	2,708,222	—	(127,582)
DUB	01/26/2017	USD	2,621,074	EUR	2,448,000	40,433	—
DUB	02/09/2017	USD	973,838	GBP	780,000	11,553	—
DUB	02/16/2017	TWD	50,798,400	USD	1,585,468	—	(5,978)
DUB	02/16/2017	USD	1,520,000	TWD	50,798,400	—	(59,490)
DUB	03/09/2017	EUR	2,489,000	USD	2,613,027	16,098	—
DUB	03/09/2017	USD	2,602,299	EUR	2,489,000	—	(26,826)
DUB	03/09/2017	USD	2,674,000	JPY	314,534,598	—	(26,455)
GSI	01/09/2017	TWD	133,767,240	USD	4,104,549	47,527	—
GSI	01/09/2017	USD	3,967,000	TWD	133,767,240	—	(185,076)
GSI	01/17/2017	USD	20,285,445	JPY	2,100,000,000	2,297,330	—
GSI	01/19/2017	USD	1,537,000	AED	5,695,354	—	(13,543)
GSI	02/16/2017	USD	4,328,000	JPY	472,222,453	277,918	—
GSI	02/17/2017	USD	4,462,000	JPY	520,113,030	1,010	—
GSI	04/07/2017	USD	4,380,000	JPY	499,263,060	86,818	—
GSI	05/10/2017	USD	4,354,180	AUD	5,655,000	286,002	—
HSBC	02/13/2017	EUR	1,378,000	JPY	171,412,865	—	(16,226)
HSBC	02/13/2017	JPY	178,653,566	EUR	1,378,000	78,320	—
HSBC	02/13/2017	USD	66,836	JPY	7,240,701	4,742	—
JPM	01/09/2017	TWD	131,926,894	USD	4,043,055	51,898	—
JPM	01/09/2017	USD	3,957,000	TWD	131,926,894	—	(137,952)
JPM	03/03/2017	USD	4,371,000	JPY	495,213,537	120,776	—
JPM	03/21/2017	USD	19,357,166	JPY	2,200,000,000	455,945	—
JPM	05/10/2017	USD	4,561,479	NZD	6,238,000	244,943	—
MSCS	01/26/2017	EUR	2,140,000	USD	2,368,060	—	(112,108)
MSCS	01/26/2017	USD	2,307,198	EUR	2,140,000	51,246	—
MSCS	01/27/2017	NOK	14,691,000	USD	1,784,946	—	(83,216)
MSCS	02/02/2017	USD	4,004,471	EUR	3,713,000	89,185	—
MSCS	02/27/2017	USD	19,831,797	JPY	2,160,000,000	1,298,626	—
UBS	01/13/2017	USD	6,149,508	GBP	4,920,000	83,515	—
UBS	01/30/2017	USD	10,153,354	JPY	1,060,000,000	1,067,553	—
UBS	02/02/2017	USD	2,368,925	JPY	269,804,000	56,124	—
UBS	02/13/2017	USD	10,416,667	JPY	1,070,000,000	1,240,691	—
UBS	02/24/2017	EUR	2,478,000	USD	2,601,590	13,865	—
UBS	02/24/2017	USD	2,595,309	EUR	2,478,000	—	(20,146)
UBS	02/24/2017	USD	2,658,000	JPY	313,156,257	—	(28,633)
UBS	03/02/2017	USD	4,373,000	JPY	498,443,286	95,301	—
UBS	05/04/2017	USD	4,540,880	NZD	6,200,000	249,853	—

Total						$12,900,905	$(1,493,668)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Foreign Government Obligations	8.5%	$162,426,830
U.S. Government Obligations	6.5	123,848,834
Banks	5.0	95,095,584
Oil, Gas & Consumable Fuels	4.0	76,784,216
Pharmaceuticals	3.1	59,847,148
International Commodity Funds	2.6	49,531,546
Chemicals	2.3	43,584,461
Internet Software & Services	2.1	40,231,107
Media	2.0	37,280,120
Health Care Providers & Services	1.8	34,734,115
Insurance	1.8	34,502,942
Technology Hardware, Storage & Peripherals	1.7	33,414,056
Diversified Telecommunication Services	1.5	29,398,733
Real Estate Management & Development	1.5	28,652,656
Capital Markets	1.4	27,204,258
Software	1.4	26,348,813
Food Products	1.2	23,655,052
Automobiles	1.2	23,239,403
Aerospace & Defense	1.2	22,369,056
Airlines	1.1	21,572,502
Biotechnology	1.1	21,071,604
Specialty Retail	1.0	19,012,828
Auto Components	1.0	18,762,377
Machinery	1.0	18,446,230
Industrial Conglomerates	0.9	17,834,041
Over-the-Counter Options Purchased	0.9	17,786,662
Diversified Financial Services	0.9	17,075,509
Health Care Equipment & Supplies	0.9	16,952,223
IT Services	0.8	16,153,542
Personal Products	0.8	15,137,978
Internet & Direct Marketing Retail	0.8	14,996,495
Wireless Telecommunication Services	0.8	14,411,806
Road & Rail	0.7	14,337,036
Semiconductors & Semiconductor Equipment	0.7	13,075,822
Multi-Utilities	0.7	12,716,046
Electric Utilities	0.7	12,629,232
Hotels, Restaurants & Leisure	0.7	12,566,254
Textiles, Apparel & Luxury Goods	0.7	12,541,895
Equity Real Estate Investment Trusts	0.6	11,874,229
Beverages	0.6	11,699,524
U.S. Government Agency Obligation	0.6	10,864,815
Consumer Finance	0.6	10,861,318
Food & Staples Retailing	0.6	10,751,250
Communications Equipment	0.6	10,685,333
Electronic Equipment, Instruments & Components	0.5	9,858,833
Electrical Equipment	0.5	8,875,584
Building Products	0.4	8,491,992
Construction & Engineering	0.4	7,460,193
Household Durables	0.3	5,504,411
Energy Equipment & Services	0.3	5,092,658
Paper & Forest Products	0.3	4,958,926
Gas Utilities	0.3	4,845,046
Containers & Packaging	0.2	3,596,380
Metals & Mining	0.2	3,500,749
Multiline Retail	0.2	3,394,954
Trading Companies & Distributors	0.1	2,591,889
Professional Services	0.1	2,153,830
Life Sciences Tools & Services	0.1	1,917,165

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Over-the-Counter Interest Rate Swaptions Purchased	0.1%		$1,835,023
Over-the-Counter Foreign Exchange Options Purchased	0.1		1,833,201
U.S. Fixed Income Funds	0.1		1,737,405
Diversified Consumer Services	0.1		1,492,097
Independent Power & Renewable Electricity Producers	0.1		1,464,464
Commercial Services & Supplies	0.1		1,406,426
Tobacco	0.1		1,221,867
Household Products	0.0	(A)	660,923
Marine	0.0	(A)	575,989
Leisure Products	0.0	(A)	406,255
Transportation Infrastructure	0.0	(A)	393,724
Distributors	0.0	(A)	275,871
Construction Materials	(0.0	)(A)	(635,553)
Short-Term Investments	24.8		473,487,088

Total Investments and Securities Sold Short	100.0%		$1,904,362,871

SECURITY VALUATION:

Valuation Inputs (AA)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (AB)	Value
ASSETS
Investments
Common Stocks	$527,410,713	$396,665,478	$76,563	$924,152,754
Convertible Preferred Stocks	22,010,765	—	1,117,935	23,128,700
Preferred Stocks	4,431,052	2,164,734	8,098,200	14,693,986
Exchange-Traded Funds	51,268,951	—	—	51,268,951
Master Limited Partnership	1,464,464	—	—	1,464,464
Warrants	—	140,166	—	140,166
Convertible Bonds	—	13,120,426	2,480,264	15,600,690
Corporate Debt Securities	—	84,971,601	—	84,971,601
Foreign Government Obligations	—	162,426,830	—	162,426,830
Loan Assignments	—	11,374,623	—	11,374,623
U.S. Government Agency Obligation	—	10,864,815	—	10,864,815
U.S. Government Obligations	—	123,848,834	—	123,848,834
Short-Term Foreign Government Obligations	—	111,115,568	—	111,115,568
Short-Term U.S. Government Obligations	—	222,917,813	—	222,917,813
Over-the-Counter Options Purchased	17,786,662	—	—	17,786,662
Over-the-Counter Foreign Exchange Options Purchased	—	1,833,201	—	1,833,201
Over-the-Counter Interest Rate Swaptions Purchased	—	1,835,023	—	1,835,023
Securities Lending Collateral	136,115,328	—	—	136,115,328
Repurchase Agreement	—	3,338,379	—	3,338,379

Total Investments	$760,487,935	$1,146,617,491	$11,772,962	$1,918,878,388

Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$1,496,383	$—	$1,496,383
Centrally Cleared Interest Rate Swap Agreements	—	637,082	—	637,082
Over-the-Counter Cross Currency Swap Agreements	—	2,351,407	—	2,351,407
Over-the-Counter Total Return Swap Agreements	—	1,217,383	—	1,217,383
Futures Contracts (AC)	122,464	—	—	122,464
Forward Foreign Currency Contracts (AC)	—	12,900,905	—	12,900,905

Total Other Financial Instruments	$122,464	$18,603,160	$—	$18,725,624

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION (continued):

Valuation Inputs (continued) (AA)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (AB)	Value
LIABILITIES
Securities Sold Short
Common Stocks	$(13,449,208)	$(1,066,309)	$—	$(14,515,517)

Total Securities Sold Short	$(13,449,208)	$(1,066,309)	$—	$(14,515,517)

Other Financial Instruments
Exchange-Traded Options Written	$(155,695)	$—	$—	$(155,695)
Over-the-Counter Options Written	(1,481,981)	—	—	(1,481,981)
Over-the-Counter Foreign Exchange Options Written	—	(1,399,739)	—	(1,399,739)
Over-the-Counter Interest Rate Swaptions Written	—	(2,157,148)	—	(2,157,148)
Centrally Cleared Interest Rate Swap Agreements	—	(2,093,843)	—	(2,093,843)
Over-the-Counter Cross Currency Swap Agreements	—	(54,037)	—	(54,037)
Futures Contracts (AC)	(127,130)	—	—	(127,130)
Forward Foreign Currency Contracts (AC)	—	(1,493,668)	—	(1,493,668)

Total Other Financial Instruments	$(1,764,806)	$(7,198,435)	$—	$(8,963,241)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $132,774,809. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Non-income producing securities.
(D)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the total value of 144A securities is $63,867,112, representing 3.6% of the Portfolio’s net assets.
(E)	All or a portion of these securities have been segregated by the custodian as collateral for open over-the-counter options, swap agreements, swaptions and/or forward foreign currency contracts. The total value of all securities segregated for open over-the-counter options, swap agreements, swaptions and/or forward foreign currency contracts is $2,093,444.
(F)	All or a portion of these securities have been segregated as collateral for open options and securities sold short transactions. The total value of all securities segregated as collateral for open options and securities sold short transactions is $4,585,288.
(G)	Securities are Level 3 of the fair value hierarchy.
(H)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2016, total value of securities is $12,409,453, representing 0.7% of the Portfolio’s net assets.
(I)	Illiquid securities. At December 31, 2016, total value of illiquid securities is $14,815,255, representing 0.8% of the Portfolio’s net assets.
(J)	Restricted securities. At December 31, 2016, the restricted securities held by the Portfolio are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Common Stocks	Delta Topco, Ltd.	05/02/2014	$1,033,601	$76,563	0.0	%(A)
Convertible Preferred Stocks	Dropbox, Inc., 0.00%	05/02/2014	3,285,009	1,117,935	0.1
Preferred Stocks	Palantir Technologies, Inc., 0.00%	05/02/2014	1,304,158	1,721,148	0.1
Preferred Stocks	Uber Technologies, Inc., 0.00%	05/02/2014	2,002,180	6,377,052	0.4
Convertible Bonds	REI Agro, Ltd., 5.50%, 11/13/2014	05/02/2014	146,983	5,519	0.0	(A)
Convertible Bonds	Telefonica Participaciones SAU, 4.90%, 09/25/2017	01/07/2016	494,256	461,587	0.0	(A)
Convertible Bonds	Telefonica SA, 6.00%, 07/14/2017	07/17/2014	675,900	496,325	0.0	(A)
Convertible Bonds	Delta Topco, Ltd., 10.00%, 11/24/2060	05/02/2014 - 01/01/2016	1,555,989	1,600,424	0.1

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	Volkswagen Group of America Finance LLC, 2.45%, 11/20/2019	10/15/2015	$610,576	$642,398	0.0	%(A)
Foreign Government Obligations	Argentina Republic Government International Bond, 3.88%, 01/15/2022	12/14/2016	328,952	325,386	0.0	(A)
Foreign Government Obligations	Bundesrepublik Deutschland, 08/15/2026	10/24/2016	8,769,395	8,326,528	0.5
Foreign Government Obligations	Indonesia Government International Bond, 4.88%, 05/05/2021	11/28/2016 - 11/29/2016	496,406	492,254	0.0	(A)

Total			$20,703,405	$21,643,119	1.2%

(K)	Rates disclosed reflect the yields at December 31, 2016.
(L)	Floating or variable rate securities. The rates disclosed are as of December 31, 2016.
(M)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2016, the total value of Regulation S securities is $53,039,924, representing 3.0% of the Portfolio’s net assets.
(N)	Securities in default.
(O)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of December 31, 2016; the maturity date disclosed is the ultimate maturity date.
(P)	Perpetual maturity. The date displayed is the next call date.
(Q)	Securities on a when-issued, delayed-delivery, or forward commitment basis. Securities to be settled and delivered after December 31, 2016.
(R)	Percentage rounds to less than 0.01% or (0.01)%.
(S)	Cash in the amount of $23,508,000 has been segregated by the broker as collateral for open over-the-counter options, swap agreements, swaptions and/or forward foreign currency contracts.
(T)	Aggregate cost for federal income tax purposes is $1,902,771,812. Aggregate gross unrealized appreciation and depreciation for all securities is $99,717,210 and $83,686,605, respectively. Net unrealized appreciation for tax purposes is $16,030,605.
(U)	Cash in the amount of $2,922,128 has been segregated by the custodian as collateral for centrally cleared swap agreements.
(V)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(W)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(X)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(Y)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(Z)	Cash in the amount of $1,931,330 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(AA)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(AB)	Level 3 securities were not considered significant to the Portfolio.
(AC)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

CURRENCY ABBREVIATIONS:

AED	United Arab Emirates Dirham
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RON	New Romanian Leu
SGD	Singapore Dollar
TWD	Taiwan New Dollar
USD	United States Dollar
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

BBH	Brown Brothers Harriman & Co.
BCLY	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank N.A.
CSI	Credit Suisse International
CSS	Credit Suisse Securities (USA) LLC
DUB	Deutsche Bank AG
GSC	Goldman Sachs & Co.
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
MSCS	Morgan Stanley Capital Services Inc.
SG	Societe Generale
UBS	UBS AG

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CME	Chicago Mercantile Exchange
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
EURIBOR	Euro Interbank Offer Rate
FTSE	Financial Times Stock Exchange
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
NASDAQ	National Association of Securities Dealers Automated Quotations
REIT	Real Estate Investment Trust
SGX	Singapore Exchange
SPDR	Standard & Poor’s Depositary Receipt
STOXX	Deutsche Börse Group & SIX Group Index
TBA	To Be Announced
TOPIX	Tokyo Price Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Investments, at value (cost $1,890,821,574) (including securities loaned of $132,774,809)	$1,915,540,009
Repurchase agreement, at value (cost $3,338,379)	3,338,379
Cash	52,009
Cash collateral on deposit with broker	17,943,756
Foreign currency, at value (cost $779,620)	777,800
Receivables and other assets:
Shares of beneficial interest sold	20,588
Investments sold	4,732,827
Interest	3,348,583
Dividends	792,730
Tax reclaims	289,952
Net income from securities lending	76,112
Variation margin receivable	29,480
Other	4,498
OTC swap agreements, at value	3,568,790
Unrealized appreciation on forward foreign currency contracts	12,900,905

Total assets	1,963,416,418

Liabilities:
Cash deposit due to broker	23,508,000
Payables and other liabilities:
Shares of beneficial interest redeemed	51,098
Investments purchased	4,079,097
When-issued, delayed-delivery, and forward commitment securities purchased	10,904,633
Investment management fees	1,060,588
Distribution and service fees	281,057
Transfer agent costs	4,261
Trustees, CCO and deferred compensation fees	1,921
Audit and tax fees	33,569
Custody fees	215,294
Legal fees	20,663
Printing and shareholder reports fees	123,823
Dividends, interest and fees for borrowings from securities sold short	7,464
Other	8,964
Collateral for securities on loan	136,115,328
Securities sold short, at value (proceeds $14,012,100)	14,515,517
Written options and swaptions, at value (premium received $3,869,992)	5,194,563
OTC swap agreements, at value	54,037
Unrealized depreciation on forward foreign currency contracts	1,493,668

Total liabilities	197,673,545

Net assets	$1,765,742,873

Net assets consist of:
Capital stock ($0.01 par value)	$1,516,682
Additional paid-in capital	1,752,350,585
Undistributed (distributions in excess of) net investment income (loss)	22,448,639
Accumulated net realized gain (loss)	(47,192,476)
Net unrealized appreciation (depreciation) on:
Investments	24,718,435
Securities sold short	(503,417)
Written options and swaptions	(1,324,571)
Swap agreements	2,384,608
Futures contracts	(4,666)
Translation of assets and liabilities denominated in foreign currencies	11,349,054

Net assets	$1,765,742,873

Net assets by class:
Initial Class	$436,405,896
Service Class	1,329,336,977

Shares outstanding:
Initial Class	51,509,068
Service Class	100,159,118

Net asset value and offering price per share:
Initial Class	$8.47
Service Class	13.27

CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income	$22,282,580
Interest income	14,137,104
Net income (loss) from securities lending	870,880
Withholding taxes on foreign income	(1,095,093)

Total investment income	36,195,471

Expenses:
Investment advisory fees	1,726,152
Investment management fees	10,478,528
Distribution and service fees:
Service Class	3,173,517
Administration fees	76,154
Transfer agent costs	25,284
Trustees, CCO and deferred compensation fees	43,871
Audit and tax fees	52,773
Custody fees	1,201,893
Legal fees	82,253
Printing and shareholder reports fees	126,882
Dividends, interest and fees for borrowings from securities sold short	156,867
Other	57,473

Total expenses before waiver and/or reimbursement and recapture	17,201,647

Expenses waived and/or reimbursed:
Portfolio Level	(346,831)
Reimbursement of custody fees (A)	(107,273)

Net expenses	16,747,543

Net investment income (loss)	19,447,928

Net realized gain (loss) on:
Investments	(23,543,164)
Securities sold short	166,149
Written options and swaptions	1,343,642
Swap agreements	2,032,928
Futures contracts	(4,578,954)
Foreign currency transactions	(10,691,381)

Net realized gain (loss)	(35,270,780)

Net change in unrealized appreciation (depreciation) on:
Investments	82,601,783
Securities sold short	(591,797)
Written options and swaptions	(1,996,312)
Swap agreements	1,991,813
Futures contracts	243,735
Translation of assets and liabilities denominated in foreign currencies	11,527,261

Net change in unrealized appreciation (depreciation)	93,776,483

Net realized and change in unrealized gain (loss)	58,505,703

Net increase (decrease) in net assets resulting from operations	$77,953,631

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$19,447,928	$14,251,276
Net realized gain (loss)	(35,270,780)	5,184,767
Net change in unrealized appreciation (depreciation)	93,776,483	(42,612,051)

Net increase (decrease) in net assets resulting from operations	77,953,631	(23,176,008)

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(4,020,899)	(9,311,314)
Service Class	(4,831,437)	(21,112,233)

Total dividends and/or distributions from net investment income	(8,852,336)	(30,423,547)

Net realized gains:
Initial Class	(3,780,845)	(41,454,785)
Service Class	(7,484,767)	(108,556,934)

Total dividends and/or distributions from net realized gains	(11,265,612)	(150,011,719)

Total dividends and/or distributions to shareholders	(20,117,948)	(180,435,266)

Capital share transactions:
Proceeds from shares sold:
Initial Class	45,854,149	266,910,889
Service Class	92,410,831	68,179,759

	138,264,980	335,090,648

Dividends and/or distributions reinvested:
Initial Class	7,801,744	50,766,099
Service Class	12,316,204	129,669,167

	20,117,948	180,435,266

Cost of shares redeemed:
Initial Class	(4,878,021)	(5,528,936)
Service Class	(54,599,477)	(103,773,443)

	(59,477,498)	(109,302,379)

Net increase (decrease) in net assets resulting from capital share transactions	98,905,430	406,223,535

Net increase (decrease) in net assets	156,741,113	202,612,261

Net assets:
Beginning of year	1,609,001,760	1,406,389,499

End of year	$1,765,742,873	$1,609,001,760

Undistributed (distributions in excess of) net investment income (loss)	$22,448,639	$7,812,733

Capital share transactions - shares:
Shares issued:
Initial Class	5,671,617	27,550,047
Service Class	7,192,620	5,183,210

	12,864,237	32,733,257

Shares reinvested:
Initial Class	922,192	6,160,934
Service Class	928,124	10,098,845

	1,850,316	16,259,779

Shares redeemed:
Initial Class	(581,659)	(597,323)
Service Class	(4,260,976)	(7,219,461)

	(4,842,635)	(7,816,784)

Net increase (decrease) in shares outstanding:
Initial Class	6,012,150	33,113,658
Service Class	3,859,768	8,062,594

	9,871,918	41,176,252

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015	December 31, 2014		December 31, 2013	December 31, 2012
Net asset value, beginning of year	$8.24		$9.92	$10.43		$9.39	$9.05

Investment operations:
Net investment income (loss) (A) (B)	0.11	(C)	0.10	0.11		0.27	0.17
Net realized and unrealized gain (loss)	0.28		(0.19)	0.11		1.08	0.74

Total investment operations	0.39		(0.09)	0.22		1.35	0.91

Dividends and/or distributions to shareholders:
Net investment income	(0.08)		(0.29)	(0.30)		(0.19)	(0.34)
Net realized gains	(0.08)		(1.30)	(0.43)		(0.12)	(0.23)

Total dividends and/or distributions to shareholders	(0.16)		(1.59)	(0.73)		(0.31)	(0.57)

Net asset value, end of year	$8.47		$8.24	$9.92		$10.43	$9.39

Total return (D)	4.69%		(0.88)%	2.09%		14.61%	10.27%

Ratio and supplemental data:
Net assets end of year (000’s)	$436,406		$374,668	$122,871		$5,587	$3,770
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	0.83%		0.82%	0.78%		0.10%	0.13%
Including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	0.81	%(C)	0.81%	0.77%		0.05%	0.08%
Including waiver and/or reimbursement and recapture, excluding dividends, interest and fees for borrowings from securities sold short	0.80	%(C)	0.80%	0.77	%(F)	0.05%	0.08%
Net investment income (loss) to average net assets (B)	1.35	%(C)	1.13%	1.08%		2.66%	1.86%
Portfolio turnover rate (G)	120%		79%	47	%(H)	—%	—%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Dividends and interest from securities sold short rounds to less than 0.01%.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.
(H)	Excludes investment securities received in kind.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014		December 31, 2013	December 31, 2012
Net asset value, beginning of year	$12.82		$14.55	$14.98		$13.35	$12.65

Investment operations:
Net investment income (loss) (A) (B)	0.14	(C)	0.13	0.09		0.29	0.16
Net realized and unrealized gain (loss)	0.44		(0.31)	0.18		1.62	1.08

Total investment operations	0.58		(0.18)	0.27		1.91	1.24

Dividends and/or distributions to shareholders:
Net investment income	(0.05)		(0.25)	(0.27)		(0.16)	(0.31)
Net realized gains	(0.08)		(1.30)	(0.43)		(0.12)	(0.23)

Total dividends and/or distributions to shareholders	(0.13)		(1.55)	(0.70)		(0.28)	(0.54)

Net asset value, end of year	$13.27		$12.82	$14.55		$14.98	$13.35

Total return (D)	4.56%		(1.23)%	1.74%		14.43%	9.98%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,329,337		$1,234,334	$1,283,518		$1,321,781	$1,174,994
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.08%		1.07%	0.83%		0.35%	0.38%
Including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.06	%(C)	1.06%	0.81%		0.30%	0.33%
Including waiver and/or reimbursement and recapture, excluding dividends, interest, and fees for borrowings from securities sold short	1.05	%(C)	1.05%	0.81	%(F)	0.30%	0.33%
Net investment income (loss) to average net assets (B)	1.10	%(C)	0.90%	0.62%		2.06%	1.23%
Portfolio turnover rate (G)	120%		79%	47	%(H)	—%	—%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Dividends and interest from securities sold short rounds to less than 0.01%.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.
(H)	Excludes investment securities received in kind.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Global Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2016 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Consolidated Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Convertible bonds: The fair value of convertible bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most convertible bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Warrants: Warrants may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the warrants are priced at zero. Warrants are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unsecured loan participations at December 31, 2016. Open secured loan participations and assignments at December 31, 2016, if any, are included within the Consolidated Schedule of Investments.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2016, if any, are identified in the Consolidated Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

4. SECURITIES AND OTHER INVESTMENTS (continued)

Restricted and illiquid securities held at December 31, 2016, if any, are identified within the Consolidated Schedule of Investments.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

TBA commitments held at December 31, 2016, if any, are identified in the Consolidated Schedule of Investments. Open balances at December 31, 2016, if any, are included in When-issued, delayed-delivery, and forward commitment securities purchased or sold within the Consolidated Statement of Assets and Liabilities.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2016, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations with a corresponding adjustment to cost.

When-issued, delayed-delivery, and forward commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, and forward commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

When-issued, delayed-delivery, and forward commitment transactions held at December 31, 2016, if any, are identified in the Consolidated Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, and forward commitment securities purchased or sold within the Consolidated Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Consolidated Statement of Operations. Net income from securities lending within the Consolidated Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Consolidated Schedule of Investments, and as part of Repurchase agreements, at value within the Consolidated Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Consolidated Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities.

Short sales: A short sale is a transaction in which the Portfolio sells securities it does not own, but has borrowed, in anticipation of a decline in the fair market value of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio’s obligation to replace the securities borrowed in connection with a short sale is fully secured by collateral deposited with the custodian. In addition, the Portfolio considers the short sale to be a borrowing by the Portfolio that is subject to the asset coverage requirements of the 1940 Act. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of stocks sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Portfolio may be unable to replace borrowed securities sold short.

The Portfolio investing in short sales is liable for any dividends and/or interest payable on securities in a short position and these payables, if any, are reflected as Dividends and interest payable from securities sold short in the Consolidated Statement of Assets and Liabilities. The Portfolio also bears other costs, such as charges for the prime brokerage accounts, in connection with short positions. These costs are reported as Dividends and interest from securities sold short on the Statement of Operations.

Open short sale transactions at December 31, 2016, if any, are included within the Consolidated Schedule of Investments and are reflected as a liability in the Consolidated Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$34,339,736	$—	$—	$—	$34,339,736
Convertible Preferred Stocks	31,017	—	—	—	31,017
Convertible Bonds	763,209	—	—	—	763,209
Corporate Debt Securities	7,123,081	—	—	—	7,123,081
Foreign Government Obligations	1,028,304	—	—	—	1,028,304
U.S. Government Obligations	61,085,526	—	—	—	61,085,526
Short-Term U.S. Government Obligations	31,744,455	—	—	—	31,744,455
Total Securities Lending Transactions	$136,115,328	$—	$—	$—	$136,115,328
Total Borrowings	$136,115,328	$—	$—	$—	$136,115,328

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on exchange-traded funds and/or securities: The Portfolio may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Portfolio the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Options on foreign currency: The Portfolio may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Consolidated Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Consolidated Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

As of December 31, 2016, transactions in written options are as follows:

	Call Options		Put Options
	Amount of Premiums	Number of Contracts	Amount of Premiums	Number of Contracts
Balance at December 31, 2015	$1,894,543	1,867,410	$4,049,161	5,531,942
Options written	3,430,731	12,628,513	3,824,620	14,204,761
Options closed	(2,741,724)	(754,097)	(5,713,884)	(7,916,045)
Options expired	(1,234,132)	(13,070,826)	(529,550)	(11,308,821)
Options exercised	(330,218)	(120,892)	(536,312)	(357,519)
Balance at December 31, 2016	$1,019,200	550,108	$1,094,035	154,318

As of December 31, 2016, transactions in written foreign exchange options and swaptions are as follows:

	Call Options
	Amount of Premiums	Notional Amount		Notional Amount		Notional Amount
Balance at December 31, 2015	$—	EUR	—	NZD	—	USD	—
Options written	1,841,128		20,411,951		19,984,560		403,420,396
Options closed	(1,062,486)		—		—		(326,057,697)
Options expired	(305,148)		—		(12,204,000)		(28,731,130)
Options exercised	—		—		—		—
Balance at December 31, 2016	$473,494	EUR	20,411,951	NZD	7,780,560	USD	48,631,569

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

	Put Options
	Amount of Premiums	Notional Amount		Notional Amount		Notional Amount
Balance at December 31, 2015	$321,788	EUR	—	NZD	—	USD	89,281,000
Options written	3,338,982		46,475,104		19,984,560		552,122,108
Options closed	(1,904,564)		—		—		(383,925,451)
Options expired	(472,943)		—		(12,204,000)		(47,163,130)
Options exercised	—		—		—		—
Balance at December 31, 2016	$1,283,263	EUR	46,475,104	NZD	7,780,560	USD	210,314,527

Open option contracts at December 31, 2016, if any, are included within the Consolidated Schedule of Investments.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss within the Consolidated Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such within the Consolidated Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as Net realized gain (loss) within the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as Net realized gain (loss) within the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of Net realized gain (loss) within the Consolidated Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swap agreements is disclosed within the Consolidated Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swap agreements is included in the footnotes to the Consolidated Schedule of Investments. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Cross-currency swap agreements: The Portfolio is subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Portfolio enters into cross-currency swap agreements to gain or reduce exposure to foreign currencies or to hedge against foreign currency exchange rate and/or interest rate risk. Cross-currency swap agreements are interest rate swap agreements in which two parties agree to exchange cash flows based on the notional amounts of two different currencies. The Portfolio with cross currency swap agreements can elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swap agreements can also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements at December 31, 2016, if any, are listed within the Consolidated Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable within the Consolidated Statement of Assets and Liabilities.

Open OTC swap agreements at December 31, 2016, if any, are listed within the Consolidated Schedule of Investments. The value, as applicable, is shown in OTC Swap agreements, at value within the Consolidated Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2016, if any, are listed within the Consolidated Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Consolidated Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2016, if any, are listed within the Consolidated Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Consolidated Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2016.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A) (B)	$1,835,023	$1,833,201	$17,786,662	$—	$—	$21,454,886
Centrally cleared swap agreements, at value (B) (C)	637,082	—	—	1,496,383	—	2,133,465
OTC swap agreements, at value	—	2,351,407	1,217,383	—	—	3,568,790
Net unrealized appreciation on futures contracts (A) (D)	—	—	122,464	—	—	122,464
Unrealized appreciation on forward foreign currency contracts	—	12,900,905	—	—	—	12,900,905
Total	$2,472,105	$17,085,513	$19,126,509	$1,496,383	$—	$40,180,510

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Written options and swaptions, at value (B)	$(2,157,148)	$(1,399,739)	$(1,637,676)	$—	$—	$(5,194,563)
Centrally cleared swap agreements, at value (B) (C)	(2,093,843)	—	—	—	—	(2,093,843)
OTC swap agreements, at value	—	(54,037)	—	—	—	(54,037)
Net unrealized depreciation on futures contracts (B) (D)	—	—	(127,130)	—	—	(127,130)
Unrealized depreciation on forward foreign currency contracts	—	(1,493,668)	—	—	—	(1,493,668)
Total	$(4,250,991)	$(2,947,444)	$(1,764,806)	$—	$—	$(8,963,241)

(A)	Included within Investments, at value within the Consolidated Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within fair value of centrally cleared swap agreements as reported within the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(D)	Included within cumulative appreciation (depreciation) on futures contracts as reported within the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Consolidated Statement of Operations, categorized by primary market risk exposure as of December 31, 2016.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$(1,811,975)	$225,559	$(8,539,737)	$—	$—	$(10,126,153)
Written options and swaptions	552,553	1,019,174	(228,085)	—	—	1,343,642
Swap agreements	(32,340)	115,257	224,521	1,725,490	—	2,032,928
Futures contracts	—	—	(4,578,954)	—	—	(4,578,954)
Forward foreign currency contracts (B)	—	(10,173,305)	—	—	—	(10,173,305)
Total	$(1,291,762)	$(8,813,315)	$(13,122,255)	$1,725,490	$—	$(21,501,842)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (C)	$2,013,112	$953,838	$14,056,288	$—	$—	$17,023,238
Written options and swaptions	(1,880,970)	(205,661)	90,319	—	—	(1,996,312)
Swap agreements	(1,531,089)	2,233,644	846,114	443,144	—	1,991,813
Futures contracts	—	—	243,735	—	—	243,735
Forward foreign currency contracts (D)	—	11,547,627	—	—	—	11,547,627
Total	$(1,398,947)	$14,529,448	$15,236,456	$443,144	$—	$28,810,101

(A)	Included within Net realized gain (loss) within transactions from Investments on the Consolidated Statement of Operations.
(B)	Included within Net realized gain (loss) on transactions from Foreign currency transactions within the Consolidated Statement of Operations.
(C)	Included within Net change in unrealized appreciation (depreciation) on Investments within the Consolidated Statement of Operations.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies within Consolidated Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2016.

Purchased Options and Swaptions at value		Written Options and Swaptions at value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold	Cross Currency
$ 8,209,454	$ 1,040,093	$ (1,483,178)	$ (3,151,344)	$ 233,395,543	346,764	(28,966)	$ 59,372,788	$ 168,177,040	$ 8,734,137

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2016. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement within the Consolidated Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Consolidated Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within the Consolidated Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Consolidated Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within the Consolidated Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Bank of America, N.A.	$2,662,940	$(259,288)	$—	$2,403,652	$259,288	$(259,288)	$—	$—
Barclays Bank PLC	259,627	(255,965)	—	3,662	255,965	(255,965)	—	—
BNP Paribas SA	4,643,807	(120,376)	—	4,523,431	120,376	(120,376)	—	—
Brown Brothers Harriman & Co.	—	—	—	—	27,973	—	—	27,973
Citibank N.A.	346,746	(156,360)	—	190,386	156,360	(156,360)	—	—
Citibank, N.A.	382,518	(74,921)	—	307,597	74,921	(74,921)	—	—
Credit Suisse International	729,591	(190,745)	—	538,846	190,745	(190,745)	—	—
Credit Suisse Securities (USA) LLC	102,441	—	—	102,441	—	—	—	—
Deutsche Bank AG	1,868,735	(1,013,709)	—	855,026	1,013,709	(1,013,709)	—	—
Goldman Sachs & Co.	1,996,848	(1,996,848)	—	—	2,456,913	(1,996,848)	—	460,065
Goldman Sachs International	17,251,072	(198,619)	—	17,052,453	198,619	(198,619)	—	—
HSBC Bank USA	83,062	(16,226)	—	66,836	16,226	(16,226)	—	—
JPMorgan Chase Bank, N.A.	1,464,741	(407,366)	—	1,057,375	407,366	(407,366)	—	—
Morgan Stanley Capital Services Inc.	1,930,969	(489,118)	—	1,441,851	489,118	(489,118)	—	—
Societe Generale	130,216	(95,458)	—	34,758	95,458	(95,458)	—	—
UBS AG	4,071,268	(823,536)	(570,000)	2,677,732	823,536	(823,536)	—	—
Other Derivatives (C)	2,255,929	—	—	2,255,929	2,376,668	—	—	2,376,668

Total	$40,180,510	$(6,098,535)	$(570,000)	$33,511,975	$8,963,241	$(6,098,535)	$—	$2,864,706

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented in the Consolidated Schedule of Investments.

7. RISK FACTORS

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because these market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. RISK FACTORS (continued)

unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

8. BASIS FOR CONSOLIDATION

Transamerica Cayman Blackrock Global Allocation, Ltd. (the “Subsidiary”) entered into a separate contract with TAM for the management of the Subsidiary pursuant to which the Subsidiary pays TAM a fee that is the same, as a percentage of net assets, as the management fee of the Fund. TAM has contractually agreed to waive a portion of the Portfolio’s management fee in an amount equal to the management fee paid to TAM by the Subsidiary, in order that the aggregate total investment advisory fee paid by the Portfolio and its Subsidiary equals the amount of the investment advisory fee that would have been paid by the Portfolio to TAM had the Portfolio not invested assets in the Subsidiary. This management fee waiver, which is reflected in the Portfolio expense waiver and/or reimbursement on the Consolidated Statement of Operations, may not be discontinued by TAM as long as its contract with the Subsidiary is in place.

The following table reflects the net assets of the Subsidiary as a percentage of the Portfolio’s net assets at December 31, 2016:

Value	Percentage of Net Assets
$ 54,152,711	3.07%

9. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Current Management Fee	Management Fee Effective March 1, 2016 through June 30, 2016	Advisory Fee Prior to March 1, 2016
First $3 billion	0.71%	0.71%	0.68%
Over $3 billion up to $5 billion	0.70%	0.71%	0.68%
Over $5 billion	0.69%	0.70%	0.67%

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

9. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Cayman BlackRock Global Allocation, Ltd. entered into a separate contract with TAM for the management of the Subsidiary pursuant to which the Subsidiary pays TAM a fee that is the same, as a percentage of net assets, as the management fee of the Fund. TAM has contractually agreed to waive a portion of the Portfolio’s management fee in an amount equal to the management fee paid to TAM by the Subsidiary. This management fee waiver, which is reflected in Portfolio expense waiver and/or reimbursement on the Consolidated Statement of Operations, may not be discontinued by TAM as long as its contract with the Subsidiary is in place.

For the year ended December 31, 2016, the amount waived was $346,831 for the Subsidiary.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.90%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Consolidated Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Consolidated Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Consolidated Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Consolidated Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

9. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Consolidated Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Consolidated Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

10. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	98.60%	98.60%
Service Class	1	95.33%	95.33%

11. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 1,143,412,113	$ 726,951,028	$ 988,864,221	$ 715,408,100

12. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Consolidated Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, foreign currency transactions, futures contracts, passive foreign investment companies, convertible preferred stock bond discount, convertible preferred stock interest, defaulted bond accruals, TIPS adjustments, and swaps. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses, paydown gain/loss, distribution reclass, return of capital distributions from real estate investment trusts, passive foreign investment company gains and losses, corporate actions, foreign capital gains tax, swaps, TIPS adjustments,

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

12. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

subsidiary book income, convertible preferred stock bond discount, and convertible preferred stock interest. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ 15,034	$ 4,040,314	$ (4,055,348)

As of December 31, 2016, the Portfolio had capital loss carryforwards available to offset future realized gains listed below:

Unlimited
Long-Term
$ 29,374,719

During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Consolidated Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 14,116,069	$ 6,001,879	$ —	$ 37,734,442	$ 142,700,824	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 25,374,326	$ —	$ (29,374,719)	$ —	$ 273,533	$ 15,602,466

13. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

14. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica BlackRock Global Allocation VP:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Transamerica BlackRock Global Allocation VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica BlackRock Global Allocation VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its consolidated operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Global Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $6,001,879 for the year ended December 31, 2016.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Smart Beta 50 VP

(unaudited)

MARKET ENVIRONMENT

Equity markets started 2016 with steep declines as asset prices across the globe collapsed, but as oil began to rebound in the middle of the first quarter, so did equity markets. After the United Kingdom’s historic vote to leave the European Union (“Brexit”) at the end of the second quarter, equity markets seemed to signal that Brexit may have been “much ado about nothing.” The eventful fourth quarter saw Donald Trump unexpectedly win the U.S. presidential election and the U.S. Federal Reserve raise interest rates for the first time all year. Despite the headlines, volatility continued to be relatively muted with cyclical stocks outpacing defensive stocks in the second half of the year. The strong returns within the U.S. did not spill over globally, as equity markets diverged in the fourth quarter.

PERFORMANCE

For the period ended December 31, 2016, Transamerica BlackRock Smart Beta 50 VP, Service Class returned 2.70%. By comparison, its primary and secondary benchmarks, the Dow Jones Moderate Portfolio Index and the Composite Benchmark, returned 5.72%, and 4.75%, respectively.

STRATEGY REVIEW:

This Portfolio is comprised of smart beta exchange traded funds (“ETFs”) in the equity allocation (50%) as well as a core fixed income allocation (50%). Smart beta ETFs are focused on rewarded risk factors in equities. These risk premia have historically provided excess return and/or lower risk over long investment horizons. Specifically, these factors are: quality, value, (smaller) size, momentum and low volatility. The Portfolio has been designed to capture all five of these factor exposures in the U.S., and only the low-volatility exposure outside of the U.S. (due to the lack of investable product for the ex-U.S. equity markets).

The muted volatility and the rotation from defensives to cyclicals during the second half of the year negatively impacted the Portfolio’s performance. Underperformance was predominantly driven by the defensive positioning (achieved through minimum volatility exposures and quality), as well as by the underperformance of momentum. This underperformance was offset by outperformance of the value exposure within the U.S. equity sleeve. The fixed income sleeve holds only the iShares Core U.S. Aggregate Bond ETF, which closely tracked the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.

The Portfolio is designed to capture long-term risk premia. BlackRock Investment Management, LLC’s goal is to monitor these portfolios for risk, but not to adjust on an ad-hoc basis or to take short-term views. The overall volatility was lower than that of the benchmark (though this is a short time period to measure volatility).

Amy Whitelaw

Alan Mason

Co-Portfolio Managers

BlackRock Investment Management, LLC

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Smart Beta 50 VP

(unaudited)

Average Annual Total Return for Period Ended 12/31/2016
	10 Years or Since Inception of Class		Inception Date
Service Class	2.70	% (A)	03/21/2016
Dow Jones Moderate Portfolio Index (B)	5.72	% (A)
Composite Benchmark (C) (D) (E) (F)	4.75	% (A)

(A) Not annualized.

(B) The Dow Jones Moderate Portfolio Index is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent a moderate investor risk profile.

(C) The Composite Benchmark is composed of the following benchmarks: 38% MSCI USA Index, 12% MSCI All Country World Index ex-U.S., and 50% Bloomberg Barclays U.S. Aggregate Bond Index.

(D) The MSCI USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of the large and mid-cap segments of the U.S. market.

(E) The MSCI All Country World Index ex-U.S. captures large and mid-cap representation across developed and emerging markets countries, excluding the U.S.

(F) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

A portfolio’s performance for very short time periods may not be indicative of future performance.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Smart beta strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The underlying portfolios invest their assets in various underlying ETFs, and their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The underlying portfolios are indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Fixed income investing is subject to credit risk, inflation risk, and interest rate risk. Credit risk is the risk that a bond issuer may default on their principal and interest payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Smart Beta 50 VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$997.10	$2.81	$1,022.30	$2.85	0.56%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers the fiscal period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Fund	49.7%
U.S. Equity Funds	37.6
International Equity Funds	12.2
Net Other Assets (Liabilities)	0.5
Total	100.0%

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Smart Beta 50 VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.5%
International Equity Funds - 12.2%
iShares Edge MSCI Min Vol EAFE ETF	70,979	$ 4,345,335
iShares Edge MSCI Min Vol Emerging Markets ETF	24,467	1,196,681

		5,542,016

U.S. Equity Funds - 37.6%
iShares Edge MSCI Min Vol USA ETF	81,865	3,701,935
iShares Edge MSCI USA Momentum Factor ETF	48,651	3,690,665
iShares Edge MSCI USA Quality Factor ETF	53,125	3,670,938
iShares Edge MSCI USA Size Factor ETF	33,544	2,409,130
iShares Edge MSCI USA Value Factor ETF	52,686	3,698,030

		17,170,698

U.S. Fixed Income Fund - 49.7%
iShares Core U.S. Aggregate Bond ETF	209,753	22,665,909

Total Exchange-Traded Funds (Cost $45,953,214)		45,378,623

Total Investments (Cost $45,953,214) (A)		45,378,623
Net Other Assets (Liabilities) - 0.5%		226,776

Net Assets - 100.0%		$ 45,605,399

SECURITY VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$45,378,623	$—	$—	$45,378,623

Total Investments	$45,378,623	$—	$—	$45,378,623

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Aggregate cost for federal income tax purposes is $45,967,734. Aggregate gross unrealized appreciation and depreciation for all securities is $482,482 and $1,071,593, respectively. Net unrealized depreciation for tax purposes is $589,111.
(B)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Smart Beta 50 VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Unaffiliated investments, at value (cost $45,953,214)	$45,378,623
Cash	259,411
Receivables and other assets:
Shares of beneficial interest sold	170,110
Investments sold	481,014

Total assets	46,289,158

Liabilities:
Payables and other liabilities:
Investments purchased	654,948
Investment management fees	3,990
Distribution and service fees	9,262
Transfer agent costs	63
Trustees, CCO and deferred compensation fees	863
Audit and tax fees	12,264
Custody fees	1,532
Legal fees	195
Printing and shareholder reports fees	585
Other	57

Total liabilities	683,759

Net assets	$45,605,399

Net assets consist of:
Capital stock ($0.01 par value)	$44,421
Additional paid-in capital	45,663,103
Undistributed (distributions in excess of) net investment income (loss)	415,953
Accumulated net realized gain (loss)	56,513
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	(574,591)

Net assets	$45,605,399

Shares outstanding	4,442,063

Net asset value and offering price per share	$10.27

STATEMENT OF OPERATIONS

For the period ended December 31, 2016 (A)

Investment Income:
Dividend income from unaffiliated investments	$507,623

Total investment income	507,623

Expenses:
Investment management fees	49,513
Distribution and service fees	41,261
Transfer agent costs	181
Trustees, CCO and deferred compensation fees	1,302
Audit and tax fees	14,745
Custody fees	12,411
Legal fees	6,322
Printing and shareholder reports fees	4,111
Other	374

Total expenses before waiver and/or reimbursement and recapture	130,220

Expense waived and/or reimbursed	(38,261)
Recapture of previously waived and/or reimbursed fees	465

Net expenses	92,424

Net investment income (loss)	415,199

Net realized gain (loss) on:
Unaffiliated investments	56,513

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(574,591)

Net realized and change in unrealized gain (loss)	(518,078)

Net increase (decrease) in net assets resulting from operations	$(102,879)

(A)	Commenced operations on March 21, 2016.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Smart Beta 50 VP

STATEMENT OF CHANGES IN NET ASSETS

For the period ended:

December 31, 2016 (A)
From operations:
Net investment income (loss)	$415,199
Net realized gain (loss)	56,513
Net change in unrealized appreciation (depreciation)	(574,591)

Net increase (decrease) in net assets resulting from operations	(102,879)

Capital share transactions:
Proceeds from shares sold	46,953,546
Cost of shares redeemed	(1,245,268)

Net increase (decrease) in net assets resulting from capital share transactions	45,708,278

Net increase (decrease) in net assets	45,605,399

Net assets:
Beginning of period	—

End of period	$45,605,399

Undistributed (distributions in excess of) net investment income (loss)	$415,953

Capital share transactions - shares:
Shares issued	4,563,376
Shares redeemed	(121,313)

Net increase (decrease) in shares outstanding	4,442,063

(A)	Commenced operations on March 21, 2016.

FINANCIAL HIGHLIGHTS

For a share outstanding during the period indicated:

	Service Class
	December 31, 2016 (A)
Net asset value, beginning of period	$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.20
Net realized and unrealized gain (loss)	0.07	(D)

Total investment operations	0.27

Net asset value, end of period	$10.27

Total return (E)	2.70	%(F)

Ratio and supplemental data:
Net assets end of period (000’s)	$45,605
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.79	%(H)
Including waiver and/or reimbursement and recapture	0.56	%(H)
Net investment income (loss) to average net assets (C)	2.52	%(H)
Portfolio turnover rate (I)	6	%(F)

(A)	Commenced operations on March 21, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(E)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Smart Beta 50 VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Smart Beta 50 VP (the “Portfolio”) commenced operations on March 21, 2016. The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Smart Beta 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended December 31, 2016 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Smart Beta 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

4. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate (A)
First $1 billion	0.30%
Over $1 billion	0.28%

(A)	TAM has contractually agreed to waive 0.05% of its management fee through May 1, 2017. These amounts are not subject to recapture by TAM in future years.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Smart Beta 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

4. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.31%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available from Fiscal Year
2016
$ 29,544

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the period ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended December 31, 2016.

5. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Smart Beta 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. PRINCIPAL OWNERSHIP (continued)

redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	1	92.02%	92.02%

6. PURCHASES AND SALES OF SECURITIES

For the period ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 47,255,482	$ 1,358,783

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to non-deductible 12b-1 fees. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (754)	$ 754	$ —

As of December 31, 2016, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the period ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 are as follows:

2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital
$ —	$ —	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 486,986	$ —	$ —	$ —	$ —	$ (589,111)

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Smart Beta 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica BlackRock Smart Beta 50 VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica BlackRock Smart Beta 50 VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statements of operations, changes in net assets, and the financial highlights for the period March 21, 2016 (commencement of operations) to December 31, 2016. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica BlackRock Smart Beta 50 VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations, the changes in its net assets, and the financial highlights for the period March 21, 2016 (commencement of operations) to December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Smart Beta 50 VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2016.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 107,290	$ 5,118

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Smart Beta 75 VP

(unaudited)

MARKET ENVIRONMENT

Equity markets started 2016 with steep declines as asset prices across the globe collapsed, but as oil began to rebound in the middle of the first quarter, so did equity markets. After the United Kingdom’s historic vote to leave the European Union (“Brexit”) at the end of the second quarter, equity markets seemed to signal that Brexit may have been “much ado about nothing.” The eventful fourth quarter saw Donald Trump unexpectedly win the U.S. presidential election and the U.S. Federal Reserve raise interest rates for the first time all year. Despite the headlines, volatility continued to be relatively muted with cyclical stocks outpacing defensive stocks in the second half of the year. The strong returns within the U.S. did not spill over globally, as equity markets diverged in the fourth quarter.

PERFORMANCE

For the period ended December 31, 2016, Transamerica BlackRock Smart Beta 75 VP, Service Class returned 3.40%. By comparison, its primary and secondary benchmarks, the Dow Jones Moderately Aggressive Portfolio Index and the Composite Benchmark, returned 8.29%, and 7.00%, respectively.

STRATEGY REVIEW

This Portfolio is comprised of smart beta exchange traded funds (“ETFs”) in the equity allocation (75%) as well as a core fixed income allocation (25%). Smart beta ETFs are focused on rewarded risk factors in equities. These risk premia have historically provided excess return and/or lower risk over long investment horizons. Specifically, these factors are: quality, value, (smaller) size, momentum and low volatility. The Portfolio has been designed to capture all five of these factor exposures in the U.S., and to capture only the low volatility exposure outside of the U.S. (due to the lack of investable product for the ex-U.S. equity markets).

The muted volatility and the rotation from defensives to cyclicals during the second half of the year negatively impacted the performance of the Portfolio. Underperformance was predominantly driven by the defensive positioning (achieved through minimum volatility exposures and quality), as well as by the underperformance of momentum. This underperformance was offset by outperformance of the value exposure within the U.S. equity sleeve. The fixed income sleeve holds only the iShares Core U.S. Aggregate Bond ETF, which closely tracked the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.

The Portfolio is designed to capture long-term risk premia. BlackRock Investment Management, LLC’s goal is to monitor the Portfolio for risk, but not to adjust on an ad-hoc basis or take short-term views. The overall volatility was lower than that of the benchmark (though this is a short time period to measure volatility).

Amy Whitelaw

Alan Mason

Co-Portfolio Managers

BlackRock Investment Management, LLC

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Smart Beta 75 VP

(unaudited)

Average Annual Total Return for Period Ended 12/31/2016
	10 Years or Since Inception of Class		Inception Date
Service Class	3.40	% (A)	03/21/2016
Dow Jones Moderately Aggressive Portfolio Index (B)	8.29	% (A)
Composite Benchmark (C) (D) (E) (F)	7.00	% (A)

(A) Not annualized.

(B) The Dow Jones Moderately Aggressive Portfolio Index is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent a moderately aggressive investor risk profile.

(C) The Composite Benchmark is composed of the following benchmarks: 56% MSCI USA Index, 19% MSCI All Country World Index ex-U.S., and 25% Bloomberg Barclays U.S. Aggregate Bond Index.

(D) The MSCI USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of the large and mid-cap segments of the U.S. market.

(E) The MSCI All Country World Index ex-U.S. captures large and mid-cap representation across developed and emerging markets countries, excluding the U.S.

(F) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

A portfolio’s performance for very short time periods may not be indicative of future performance.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Smart beta strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The underlying portfolios invest their assets in various underlying ETFs, and their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The underlying portfolios are indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Fixed income investing is subject to credit risk, inflation risk, and interest rate risk. Credit risk is the risk that a bond issuer may default on their principal and interest payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Smart Beta 75 VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,006.80	$2.82	$1,022.30	$2.85	0.56%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers the fiscal period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	56.4%
U.S. Fixed Income Fund	24.6
International Equity Funds	18.3
Net Other Assets (Liabilities)	0.7
Total	100.0%

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Smart Beta 75 VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.3%
International Equity Funds - 18.3%
iShares Edge MSCI Min Vol EAFE ETF	29,293	$ 1,793,318
iShares Edge MSCI Min Vol Emerging Markets ETF	9,913	484,845

		2,278,163

U.S. Equity Funds - 56.4%
iShares Edge MSCI Min Vol USA ETF	33,523	1,515,910
iShares Edge MSCI USA Momentum Factor ETF	19,996	1,516,897
iShares Edge MSCI USA Quality Factor ETF	22,091	1,526,488
iShares Edge MSCI USA Size Factor ETF	13,267	952,836
iShares Edge MSCI USA Value Factor ETF	21,671	1,521,087

		7,033,218

U.S. Fixed Income Fund - 24.6%
iShares Core U.S. Aggregate Bond ETF	28,469	3,076,360

Total Exchange-Traded Funds (Cost $12,429,025)		12,387,741

Total Investments (Cost $12,429,025) (A)		12,387,741
Net Other Assets (Liabilities) - 0.7%		84,753

Net Assets - 100.0%		$ 12,472,494

SECURITY VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$12,387,741	$—	$—	$12,387,741

Total Investments	$12,387,741	$—	$—	$12,387,741

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Aggregate cost for federal income tax purposes is $12,440,005. Aggregate gross unrealized appreciation and depreciation for all securities is $165,377 and $217,641, respectively. Net unrealized depreciation for tax purposes is $52,264.
(B)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Smart Beta 75 VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Unaffiliated investments, at value (cost $12,429,025)	$12,387,741
Cash	44,863
Receivables and other assets:
Shares of beneficial interest sold	77,064
Due from investment manager	1,027
Investments sold	63,058

Total assets	12,573,753

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	30
Investments purchased	84,727
Distribution and service fees	2,419
Transfer agent costs	15
Trustees, CCO and deferred compensation fees	207
Audit and tax fees	12,204
Custody fees	995
Legal fees	51
Printing and shareholder reports fees	592
Other	19

Total liabilities	101,259

Net assets	$12,472,494

Net assets consist of:
Capital stock ($0.01 par value)	$12,059
Additional paid-in capital	12,361,625
Undistributed (distributions in excess of) net investment income (loss)	122,004
Accumulated net realized gain (loss)	18,090
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	(41,284)

Net assets	$12,472,494

Shares outstanding	1,205,947

Net asset value and offering price per share	$10.34

STATEMENT OF OPERATIONS

For the period ended December 31, 2016 (A)

Investment Income:
Dividend income from unaffiliated investments	$145,589

Total investment income	145,589

Expenses:
Investment management fees	12,751
Distribution and service fees	10,626
Transfer agent costs	48
Trustees, CCO and deferred compensation fees	328
Audit and tax fees	14,641
Custody fees	8,785
Legal fees	5,199
Printing and shareholder reports fees	4,106
Other	83

Total expenses before waiver and/or reimbursement and recapture	56,567

Expense waived and/or reimbursed	(33,438)
Recapture of previously waived and/or reimbursed fees	673

Net expenses	23,802

Net investment income (loss)	121,787

Net realized gain (loss) on:
Unaffiliated investments	18,090

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(41,284)

Net realized and change in unrealized gain (loss)	(23,194)

Net increase (decrease) in net assets resulting from operations	$98,593

(A)	Commenced operations on March 21, 2016.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Smart Beta 75 VP

STATEMENT OF CHANGES IN NET ASSETS

For the period ended:

December 31, 2016 (A)
From operations:
Net investment income (loss)	$121,787
Net realized gain (loss)	18,090
Net change in unrealized appreciation (depreciation)	(41,284)

Net increase (decrease) in net assets resulting from operations	98,593

Capital share transactions:
Proceeds from shares sold	12,975,714
Cost of shares redeemed	(601,813)

Net increase (decrease) in net assets resulting from capital share transactions	12,373,901

Net increase (decrease) in net assets	12,472,494

Net assets:
Beginning of period	—

End of period	$12,472,494

Undistributed (distributions in excess of) net investment income (loss)	$122,004

Capital share transactions - shares:
Shares issued	1,264,119
Shares redeemed	(58,172)

Net increase (decrease) in shares outstanding	1,205,947

(A)	Commenced operations on March 21, 2016.

FINANCIAL HIGHLIGHTS

For a share outstanding during the period indicated:

	Service Class
	December 31, 2016 (A)
Net asset value, beginning of period	$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.23
Net realized and unrealized gain (loss)	0.11	(D)

Total investment operations	0.34

Net asset value, end of period	$10.34

Total return (E)	3.40	%(F)

Ratio and supplemental data:
Net assets end of period (000’s)	$12,472
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	1.33	%(H)
Including waiver and/or reimbursement and recapture	0.56	%(H)
Net investment income (loss) to average net assets (C)	2.87	%(H)
Portfolio turnover rate (I)	11	%(F)

(A)	Commenced operations on March 21, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(E)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Smart Beta 75 VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Smart Beta 75 VP (the “Portfolio”) commenced operations on March 21, 2016. The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Smart Beta 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended December 31, 2016 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Smart Beta 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

4. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate (A)
First $1 billion	0.30%
Over $1 billion	0.28%

(A)	TAM has contractually agreed to waive 0.05% of its management fee through May 1, 2017. These amounts are not subject to recapture by TAM in future years.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Smart Beta 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

4. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.31%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available from Fiscal Year
2016
$ 30,640

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the period ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended December 31, 2016.

5. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Smart Beta 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. PRINCIPAL OWNERSHIP (continued)

redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	1	92.23%	92.23%

6. PURCHASES AND SALES OF SECURITIES

For the period ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 12,911,953	$ 625,099

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to non-deductible 12b-1 fees. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (217)	$ 217	$ —

As of December 31, 2016, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the period ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 are as follows:

2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital
$ —	$ —	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 151,074	$ —	$ —	$ —	$ —	$ (52,264)

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Smart Beta 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica BlackRock Smart Beta 75 VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica BlackRock Smart Beta 75 VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statements of operations, changes in net assets, and the financial highlights for the period March 21, 2016 (commencement of operations) to December 31, 2016. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica BlackRock Smart Beta 75 VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations, the changes in its net assets, and the financial highlights for the period March 21, 2016 (commencement of operations) to December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Smart Beta 75 VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2016.

The amounts which represent income derived from sources within, or taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 42,172	$ 2,283

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Tactical Allocation VP

(unaudited)

MARKET ENVIRONMENT

Although ongoing trends in economic growth, monetary policy and inflation remained important to financial markets in 2016, geopolitical developments played a much larger than typical role driving asset prices.

The start of 2016 saw equity markets weaken substantially as concerns over financial stability in China drove pessimism surrounding global growth, though renewed strength in developed-market economic data early in the second quarter relieved these concerns and encouraged a meaningful recovery in global stock markets. Following the first-quarter growth scare, global central banks led by the U.S. Federal Reserve (“Fed”) adopted more accommodative policy stances than markets had previously estimated.

The result of the U.K. referendum to leave the European Union (“Brexit”), while widely unexpected, drove substantial volatility in its immediate wake, but markets recovered in the summer as participants grew more sanguine about Brexit’s impact on the real economy. The post-Brexit rally slowed in August and September, however, as worries of monetary tightening in major developed economies weighed on risk appetite, along with a temporary slowdown in otherwise robust global growth data.

In the fourth quarter, the unexpected election of Donald Trump unleashed a major sell-off in global bond markets and equities strengthened meaningfully. At the same time, the Fed hiked interest rates for the first time in a year. Economic data continued to accelerate across the globe which, along with signs of firming inflation, continued to drive both equity markets and bond yields higher into the end of the year.

PERFORMANCE

For the year ended December 31, 2016, Transamerica BlackRock Tactical Allocation VP, Service Class returned 4.91%. By comparison, its primary, secondary, and additional benchmarks, the Russell 3000® Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI EAFE Index, returned 12.74%, 2.65%, and 1.51%, respectively.

STRATEGY REVIEW

The Portfolio is a global multi-asset portfolio providing exposure to both equities and fixed income. The portfolio management team seeks to generate alpha in two principal ways: 1) via tactical asset allocation across and within asset classes, and 2) by allocating capital to managers that seek to generate alpha via sector and security selection.

The Portfolio modestly underperformed its primary benchmark for the 12-month period. Gains from tactical asset allocation decisions were offset by losses from sector and security selection. An overweight in equities in February and March was primarily responsible for driving gains in tactical asset allocation. While cross-country equity positioning (namely being overweight Japan in June and the eurozone in March) detracted, these losses were more than offset by gains arising from the associated unhedged exposures to the yen and euro, respectively.

In terms of security selection, most managers underperformed their benchmarks on a net of fee basis, with Transamerica Jennison Growth VP primarily responsible for security selection losses on the year. Transamerica PIMCO Total Return VP, however, was a bright spot, delivering modest gains on the year.

Philip Green

Justin Christofel, CFA

Michael Pensky

Co-Portfolio Managers

BlackRock Financial Management, Inc.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Tactical Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Service Class	4.91%	6.35%	8.83%	05/01/2009
Russell 3000® Index (A)	12.74%	14.67%	15.64%
Bloomberg Barclays U.S. Aggregate Bond Index (B)	2.65%	2.23%	4.00%
MSCI EAFE Index (C)	1.51%	7.02%	8.16%
Initial Class	5.16%	6.60%	5.19%	05/01/2011

(A) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(B) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Tactical Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,022.40	$0.66	$1,024.50	$0.66	0.13%
Service Class	1,000.00	1,021.90	1.93	1,023.20	1.93	0.38

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	31.8%
U.S. Fixed Income Funds	31.4
U.S. Mixed Allocation Fund	23.4
International Equity Funds	6.8
International Mixed Allocation Fund	6.4
Securities Lending Collateral	1.7
Repurchase Agreement	0.2
International Alternative Fund	0.0 *
Net Other Assets (Liabilities)	(1.7)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Tactical Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
EXCHANGE-TRADED FUNDS - 5.2%
International Equity Funds - 1.8%
iShares MSCI Eurozone ETF (A)	446,639	$ 15,453,709
iShares MSCI Japan ETF (A)	275,542	13,462,982

		28,916,691

U.S. Equity Fund - 1.3%
SPDR S&P 500 ETF Trust	96,851	21,649,104

U.S. Fixed Income Funds - 2.1%
iShares iBoxx $ High Yield Corporate Bond ETF (A)	178,242	15,426,845
SPDR Bloomberg Barclays High Yield Bond ETF (A)	481,544	17,552,279

		32,979,124

Total Exchange-Traded Funds (Cost $83,057,272)		83,544,919

INVESTMENT COMPANIES - 94.6%
International Alternative Fund - 0.0% (B)
Transamerica Global Allocation Liquidating Trust (D) (E) (F) (G) (H)	79,640	477,675

International Equity Fund - 5.0%
Transamerica MFS International Equity VP (C)	10,037,332	79,194,551

International Mixed Allocation Fund - 6.4%
Transamerica Blackrock Global Allocation VP (C)	11,952,814	101,359,863

U.S. Equity Funds - 30.5%
Transamerica Barrow Hanley Dividend Focused VP (C)	5,379,077	121,459,558
Transamerica Jennison Growth VP (C)	8,116,574	71,425,855
Transamerica JPMorgan Enhanced Index VP (C)	10,147,443	186,408,534
Transamerica JPMorgan Mid Cap Value VP (C)	2,536,896	49,215,784
Transamerica WMC US Growth VP (C)	2,353,772	54,842,888

		483,352,619

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 29.3%
Transamerica JPMorgan Core Bond VP (C)	31,112,790	$ 400,110,482
Transamerica Short-Term Bond (I)	6,413,270	64,068,566

		464,179,048

U.S. Mixed Allocation Fund - 23.4%
Transamerica PIMCO Total Return VP (C)	33,226,728	369,813,486

Total Investment Companies (Cost $1,521,603,862)		1,498,377,242

SECURITIES LENDING COLLATERAL - 1.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (J)	27,333,786	27,333,786

Total Securities Lending Collateral (Cost $27,333,786)		27,333,786

	Principal	Value
REPURCHASE AGREEMENT - 0.2%
State Street Bank & Trust Co. 0.03% (J), dated 12/30/2016, to be repurchased at $2,644,249 on 01/03/2017. Collateralized by a U.S. Government Obligation, 2.13%, due 09/30/2021, and with a value of $2,697,758.	$ 2,644,241	2,644,241

Total Repurchase Agreement (Cost $2,644,241)		2,644,241

Total Investments (Cost $1,634,639,161) (K)		1,611,900,188
Net Other Assets (Liabilities) - (1.7)%		(27,644,438)

Net Assets - 100.0%		$ 1,584,255,750

SECURITY VALUATION:

Valuation Inputs (L)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$83,544,919	$—	$—	$83,544,919
Investment Companies	1,497,899,567	—	—	1,497,899,567
Securities Lending Collateral	27,333,786	—	—	27,333,786
Repurchase Agreement	—	2,644,241	—	2,644,241

Total	$1,608,778,272	$2,644,241	$—	$1,611,422,513

Investment Companies Measured at Net Asset Value (M)				477,675

Total Investments				$1,611,900,188

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $26,719,054. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(D)	Non-income producing security.
(E)	Investment in affiliated company of Transamerica Asset Management, Inc.
(F)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2016, value of the security is $477,675, representing less than 0.1% of the Portfolio’s net assets.
(G)	Illiquid security. At December 31, 2016, value of the illiquid security is $477,675, representing less than 0.1% of the Portfolio’s net assets.
(H)	Restricted security. At December 31, 2016, the restricted security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$819,372	$477,675	0.0	%(B)

(I)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(J)	Rates disclosed reflect the yields at December 31, 2016.
(K)	Aggregate cost for federal income tax purposes is $1,638,511,134. Aggregate gross unrealized appreciation and depreciation for all securities is $43,836,398 and $70,447,344, respectively. Net unrealized depreciation for tax purposes is $26,610,946.
(L)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(M)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Tactical Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Affiliated investments, at value (cost $1,521,603,862)	$1,498,377,242
Unaffiliated investments, at value (cost $110,391,058) (including securities loaned of $26,719,054)	110,878,705
Repurchase agreement, at value (cost $2,644,241)	2,644,241
Receivables and other assets:
Shares of beneficial interest sold	416,642
Interest	4
Dividends	357,662
Net income from securities lending	21,387

Total assets	1,612,695,883

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	321,299
Investments purchased	117,109
Investment management fees	164,637
Distribution and service fees	329,847
Transfer agent costs	3,927
Trustees, CCO and deferred compensation fees	1,763
Audit and tax fees	24,906
Custody fees	4,183
Legal fees	19,372
Printing and shareholder reports fees	80,025
Other	39,279
Collateral for securities on loan	27,333,786

Total liabilities	28,440,133

Net assets	$1,584,255,750

Net assets consist of:
Capital stock ($0.01 par value)	$1,074,982
Additional paid-in capital	1,558,722,922
Undistributed (distributions in excess of) net investment income (loss)	24,050,022
Accumulated net realized gain (loss)	23,146,797
Net unrealized appreciation (depreciation) on:
Affiliated investments	(23,226,620)
Unaffiliated investments	487,647

Net assets	$1,584,255,750

Net assets by class:
Initial Class	$27,477,725
Service Class	1,556,778,025

Shares outstanding:
Initial Class	2,922,300
Service Class	104,575,883

Net asset value and offering price per share:
Initial Class	$9.40
Service Class	14.89

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income from affiliated investments	$26,240,255
Dividend income from unaffiliated investments	3,562,282
Interest income from unaffiliated investments	1,126
Net income (loss) from securities lending	255,843

Total investment income	30,059,506

Expenses:
Investment advisory fees	228,437
Investment management fees	1,618,041
Distribution and service fees:
Service Class	3,839,400
Administration fees	73,369
Transfer agent costs	23,528
Trustees, CCO and deferred compensation fees	42,128
Audit and tax fees	42,155
Custody fees	17,321
Legal fees	78,572
Printing and shareholder reports fees	90,012
Other	36,320

Total expenses before waiver and/or reimbursement and recapture	6,089,283

Reimbursement of custody fees (A)	(84,519)

Net expenses	6,004,764

Net investment income (loss)	24,054,742

Net realized gain (loss) on:
Affiliated investments	(1,895,602)
Unaffiliated investments	1,684,157
Distributions received from affiliated investments	26,347,844

Net realized gain (loss)	26,136,399

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	16,677,157
Unaffiliated investments	7,758,224

Net change in unrealized appreciation (depreciation)	24,435,381

Net realized and change in unrealized gain (loss)	50,571,780

Net increase (decrease) in net assets resulting from operations	$74,626,522

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Tactical Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015

From operations:
Net investment income (loss)	$24,054,742	$36,588,338
Net realized gain (loss)	26,136,399	52,677,901
Net change in unrealized appreciation (depreciation)	24,435,381	(91,931,085)

Net increase (decrease) in net assets resulting from operations	74,626,522	(2,664,846)

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(1,081,216)	(847,494)
Service Class	(35,500,987)	(26,712,629)

Total dividends and/or distributions from net investment income	(36,582,203)	(27,560,123)

Net realized gains:
Initial Class	(1,421,058)	(2,135,053)
Service Class	(51,659,643)	(75,819,752)

Total dividends and/or distributions from net realized gains	(53,080,701)	(77,954,805)

Total dividends and/or distributions to shareholders	(89,662,904)	(105,514,928)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,181,159	1,275,803
Service Class	48,245,555	73,641,066

	49,426,714	74,916,869

Dividends and/or distributions reinvested:
Initial Class	2,502,274	2,982,547
Service Class	87,160,630	102,532,381

	89,662,904	105,514,928

Cost of shares redeemed:
Initial Class	(2,973,415)	(3,693,972)
Service Class	(74,634,026)	(57,752,793)

	(77,607,441)	(61,446,765)

Net increase (decrease) in net assets resulting from capital share transactions	61,482,177	118,985,032

Net increase (decrease) in net assets	46,445,795	10,805,258

Net assets:
Beginning of year	1,537,809,955	1,527,004,697

End of year	$1,584,255,750	$1,537,809,955

Undistributed (distributions in excess of) net investment income (loss)	$24,050,022	$36,577,483

Capital share transactions - shares:
Shares issued:
Initial Class	121,938	119,588
Service Class	3,198,064	4,624,853

	3,320,002	4,744,441

Shares reinvested:
Initial Class	265,352	305,276
Service Class	5,830,143	6,844,618

	6,095,495	7,149,894

Shares redeemed:
Initial Class	(308,425)	(347,963)
Service Class	(4,977,654)	(3,653,454)

	(5,286,079)	(4,001,417)

Net increase (decrease) in shares outstanding:
Initial Class	78,865	76,901
Service Class	4,050,553	7,816,017

	4,129,418	7,892,918

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Tactical Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$9.80		$10.93	$10.91	$10.11	$9.68

Investment operations:
Net investment income (loss) (A) (B)	0.17	(C)	0.27	0.31	0.23	0.29
Net realized and unrealized gain (loss)	0.34		(0.27)	0.26	1.02	0.69

Total investment operations	0.51		—	0.57	1.25	0.98

Dividends and/or distributions to shareholders:
Net investment income	(0.39)		(0.32)	(0.23)	(0.22)	(0.22)
Net realized gains	(0.52)		(0.81)	(0.32)	(0.23)	(0.33)

Total dividends and/or distributions to shareholders	(0.91)		(1.13)	(0.55)	(0.45)	(0.55)

Net asset value, end of year	$9.40		$9.80	$10.93	$10.91	$10.11

Total return (D)	5.16%		0.06%	5.35%	12.63%	10.23%

Ratio and supplemental data:
Net assets end of year (000’s)	$27,478		$27,879	$30,241	$5,063	$3,377
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.14%		0.14%	0.15%	0.15%	0.17%
Including waiver and/or reimbursement and recapture	0.14	%(C)	0.14%	0.15%	0.15%	0.17%
Net investment income (loss) to average net assets (B)	1.78	%(C)	2.57%	2.85%	2.19%	2.82%
Portfolio turnover rate (F)	18%		8%	44%	25%	23%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$15.02		$16.14	$15.87	$14.53	$13.70

Investment operations:
Net investment income (loss) (A) (B)	0.23	(C)	0.37	0.32	0.29	0.33
Net realized and unrealized gain (loss)	0.51		(0.39)	0.48	1.48	1.03

Total investment operations	0.74		(0.02)	0.80	1.77	1.36

Dividends and/or distributions to shareholders:
Net investment income	(0.35)		(0.29)	(0.21)	(0.20)	(0.20)
Net realized gains	(0.52)		(0.81)	(0.32)	(0.23)	(0.33)

Total dividends and/or distributions to shareholders	(0.87)		(1.10)	(0.53)	(0.43)	(0.53)

Net asset value, end of year	$14.89		$15.02	$16.14	$15.87	$14.53

Total return (D)	4.91%		(0.12)%	5.07%	12.35%	10.02%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,556,778		$1,509,931	$1,496,764	$1,156,614	$761,748
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.39%		0.39%	0.40%	0.40%	0.42%
Including waiver and/or reimbursement and recapture	0.39	%(C)	0.39%	0.40%	0.40%	0.42%
Net investment income (loss) to average net assets (B)	1.53	%(C)	2.35%	1.99%	1.90%	2.29%
Portfolio turnover rate (F)	18%		8%	44%	25%	23%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Tactical Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2016 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These investments are actively traded and no valuation adjustments are applied. Investment companies are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2016, if any, are identified within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$27,333,786	$—	$—	$—	$27,333,786
Total Borrowings	$27,333,786	$—	$—	$—	$27,333,786

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

For the year ended December 31, 2016, the Portfolio’s transactions in and earnings from investments in affiliates of TAM are as follows:

Affiliated Investments	Value December 31, 2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2016	Dividend Income (A)	Net Capital Gain Distributions
Transamerica Barrow Hanley Dividend Focused VP	$122,458,794	$2,782,323	$(18,887,000)	$1,301,861	$13,803,580	$121,459,558	$2,782,322	$—
Transamerica Blackrock Global Allocation VP	96,590,558	1,830,878	—	—	2,938,427	101,359,863	1,357,901	472,977
Transamerica Global Allocation Liquidating Trust	550,370	—	—	—	(72,695)	477,675	—	—
Transamerica Jennison Growth VP	72,622,894	12,432,636	—	—	(13,629,675)	71,425,855	—	12,432,637
Transamerica JPMorgan Core Bond VP	390,762,271	8,677,176	—	—	671,035	400,110,482	8,677,176	—
Transamerica JPMorgan Enhanced Index VP	167,406,528	4,584,150	—	—	14,417,856	186,408,534	825,661	3,758,489
Transamerica JPMorgan Mid Cap Value VP	42,948,769	8,059,260	—	—	(1,792,245)	49,215,784	1,041,419	7,017,841
Transamerica MFS International Equity VP	103,634,697	1,766,244	(24,350,000)	(2,089,124)	232,734	79,194,551	1,177,169	589,075
Transamerica PIMCO Total Return VP	358,931,848	26,494,564	(16,000,000)	(421,643)	808,717	369,813,486	9,294,564	—
Transamerica Short-Term Bond	35,601,124	69,813,802	(41,052,637)	(1,132,304)	838,581	64,068,566	764,048	—
Transamerica WMC US Growth VP	65,960,717	2,475,721	(12,500,000)	445,608	(1,539,158)	54,842,888	398,896	2,076,825

Total	$1,457,468,570	$138,916,754	$(112,789,637)	$(1,895,602)	$ 16,677,157	$1,498,377,242	$26,319,156	$26,347,844

(A)	Does not reflect certain tax adjustments.

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
First $1 billion	0.13%	0.10%
Over $1 billion	0.11%	0.08%

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.25%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

7. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	97.27%	97.27%
Service Class	1	92.75%	92.75%

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 279,747,851	$ 306,971,418

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2016, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$ 36,582,203	$ 53,080,701	$ —	$ 30,303,212	$ 91,806	$ 75,119,910	$ —

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 26,533,268	$ 24,535,523	$ —	$ —	$ —	$ (26,610,945)

10. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica BlackRock Tactical Allocation VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica BlackRock Tactical Allocation VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica BlackRock Tactical Allocation VP (one of the portfolio’s constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica BlackRock Tactical Allocation VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $53,080,701 for the year ended December 31, 2016.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 1,835,955	$ 222,003

Transamerica Series Trust	Annual Report 2016

Transamerica Clarion Global Real Estate Securities VP

(unaudited)

MARKET ENVIRONMENT

Driven in part by positive performance in North America and the Asia-Pacific regions, global real estate shares generated a positive return over the past 12 months. This performance was somewhat offset by negative returns in Europe stemming largely from the political and economic concerns after the surprise result of Great Britain’s referendum vote to leave the European Union (“Brexit”) in June. Major changes in economic outlook, evidenced by wide swings in interest rates, created a challenging market environment. A “growth scare” early in 2016 put into motion an intense search for dividend yield, which persisted through much of the year. Geographies, sectors and companies with above-average dividend yield sharply outperformed in this environment, as growth expectations were discounted in exchange for the certainty of current return via the dividend. This search abated at the end of 2016 when the surprising U.S. election result rekindled optimism for future U.S. economic growth along with expectations for higher inflation and interest rates. Financial markets extrapolated a Trump campaign platform, which emphasized significant fiscal stimulus, corporate and individual tax cuts, increased fiscal spending and regulatory reform in health care and banking. Financial markets embraced these probable initiatives, which may be economically transformative, leading to higher rates of economic growth and higher levels of inflation. While many of these expectations remained speculative, bond yields spiked globally. Real estate stocks ended the year in positive territory as investors digested the “new news” of higher rates but also prospectively higher economic growth looking out to 2017, potentially increasing demand for commercial property.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Clarion Global Real Estate Securities VP, Initial Class returned 0.62%. By comparison, its benchmark, the S&P Developed Property Index, returned 5.37%.

STRATEGY REVIEW

The Portfolio offers a global strategy for real estate securities investors in the U.S. The Portfolio generally owns between 70 and 100 real estate stocks with the goal of outperforming the S&P Developed Property Index. CBRE Clarion Securities LLC seeks to own attractively-priced companies that own property in markets with favorable underlying real estate fundamentals.

The Portfolio underperformed its benchmark in 2016 due to poor stock selection in North America and poor asset allocation in Europe. It benefited from favorable positioning in the Americas, but this was more than offset by the impact of sub-par positioning in Europe and the Asia-Pacific regions.

North American stock selection was poor due to the outperformance of high-dividend yielding stocks in the U.S. and Canada and an overweight concentration in high-quality, coastal apartment stocks.

European stock selection suffered as a result of the unexpected result of the Brexit referendum vote. CBRE Clarion Securities LLC was slightly overweight the U.K. property sector the day before the Brexit vote and, within the U.K. overweight, were overweight London-centric office companies, which suffered the most following the vote.

Contributors to relative performance included an overweight to the outperforming U.S. market as well as positive asset allocation in the Asia-Pacific region, led by the contribution from an underweight to the underperforming Hong Kong market.

T. Ritson Ferguson, CFA

Steven D. Burton, CFA

Joseph P. Smith, CFA

Co-Portfolio Managers

CBRE Clarion Securities LLC

Transamerica Series Trust	Annual Report 2016

Transamerica Clarion Global Real Estate Securities VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	0.62%	8.13%	1.46%	05/01/1998
S&P Developed Property Index (A)	5.37%	10.82%	2.52%
Service Class	0.42%	7.89%	1.21%	05/01/2003

(A) The S&P Developed Property Index defines and measures the investable universe of publicly traded property companies domiciled in developed markets.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investments in a “non-diversified” portfolio may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified portfolio. Investing in real estate poses certain risks related to overall and specific economic conditions, credit risk, interest rate fluctuations, as well as risks related to an individual property due to extended vacancies and uninsured damage losses from natural disasters.

Transamerica Series Trust	Annual Report 2016

Transamerica Clarion Global Real Estate Securities VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$940.20	$4.15	$1,020.90	$4.32	0.85%
Service Class	1,000.00	939.50	5.36	1,019.60	5.58	1.10

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.6%
Securities Lending Collateral	2.6
Repurchase Agreement	0.8
Net Other Assets (Liabilities)	(2.0)
Total	100.0%

Transamerica Series Trust	Annual Report 2016

Transamerica Clarion Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 98.6%
Australia - 7.4%
Dexus Property Group, REIT	374,384	$ 2,599,076
Goodman Group, REIT	1,018,685	5,241,507
GPT Group, REIT	1,302,608	4,728,337
Mirvac Group, REIT	4,225,188	6,494,599
Scentre Group, REIT	3,033,829	10,158,645
Vicinity Centres, REIT	393,791	849,696
Westfield Corp., REIT	639,938	4,331,791

		34,403,651

France - 6.4%
Gecina SA, REIT	48,708	6,739,770
ICADE, REIT	15,520	1,107,494
Klepierre, REIT	293,067	11,520,824
Unibail-Rodamco SE, REIT	44,094	10,524,730

		29,892,818

Germany - 2.2%
Deutsche Wohnen AG	73,713	2,315,406
LEG Immobilien AG (A) (B)	101,190	7,861,006

		10,176,412

Hong Kong - 4.8%
Cheung Kong Property Holdings, Ltd.	576,343	3,534,091
Henderson Land Development Co., Ltd.	59,800	318,106
Kerry Properties, Ltd.	170,000	461,474
Link REIT	1,108,800	7,206,592
Sino Land Co., Ltd.	1,530,000	2,292,682
Sun Hung Kai Properties, Ltd.	672,855	8,503,422

		22,316,367

Japan - 16.7%
Daito Trust Construction Co., Ltd.	64,900	9,762,071
Daiwa House Industry Co., Ltd.	103,292	2,824,567
GLP J-REIT	1,442	1,660,690
Invincible Investment Corp., REIT (B)	4,304	1,940,713
Japan Real Estate Investment Corp., REIT	337	1,836,740
Japan Retail Fund Investment Corp., Class A, REIT	3,050	6,174,374
Kenedix Office Investment Corp., Class A, REIT	858	4,933,271
Mitsubishi Estate Co., Ltd.	718,710	14,312,706
Mitsui Fudosan Co., Ltd.	595,510	13,782,713
Mori Hills REIT Investment Corp. (B)	2,431	3,284,320
Nippon Prologis REIT, Inc. (B)	3,308	6,761,764
Orix JREIT, Inc., Class A	3,315	5,233,091
Sumitomo Realty & Development Co., Ltd.	198,777	5,282,578

		77,789,598

Netherlands - 0.8%
Eurocommercial Properties NV, CVA	62,560	2,409,261
NSI NV, REIT	335,522	1,266,177

		3,675,438

Singapore - 1.3%
Ascendas Real Estate Investment Trust	1,872,400	2,935,019
Global Logistic Properties, Ltd., Class L	1,230,700	1,869,655
Mapletree Commercial Trust, REIT	1,368,692	1,318,458

		6,123,132

Spain - 0.2%
Hispania Activos Inmobiliarios SOCIMI SA, REIT	91,020	1,072,618

	Shares	Value
COMMON STOCKS (continued)
Sweden - 0.8%
Fabege AB	57,994	$ 947,831
Hufvudstaden AB, Class A	180,821	2,856,029

		3,803,860

United Kingdom - 4.1%
Great Portland Estates PLC, REIT	172,074	1,417,648
Hammerson PLC, REIT	539,363	3,808,793
Land Securities Group PLC, REIT	714,241	9,383,257
Safestore Holdings PLC, REIT	217,664	938,872
Segro PLC, REIT	418,379	2,362,010
UNITE Group PLC	135,339	1,010,758

		18,921,338

United States - 53.9%
Alexandria Real Estate Equities, Inc., REIT	44,000	4,889,720
American Campus Communities, Inc., REIT	82,100	4,086,117
American Homes 4 Rent, Class A, REIT	88,700	1,860,926
AvalonBay Communities, Inc., REIT	54,679	9,686,385
Boston Properties, Inc., REIT	22,000	2,767,160
Crown Castle International Corp., REIT	32,400	2,811,348
CubeSmart, Class A, REIT	129,430	3,464,841
DCT Industrial Trust, Inc., REIT	108,800	5,209,344
DDR Corp., REIT	420,600	6,422,562
Digital Realty Trust, Inc., REIT	112,717	11,075,572
Duke Realty Corp., REIT	88,200	2,342,592
Equity Residential, REIT	181,836	11,702,965
Gaming and Leisure Properties, Inc., REIT	198,100	6,065,822
General Growth Properties, Inc., REIT	571,706	14,281,216
HCP, Inc., REIT	122,900	3,652,588
Healthcare Realty Trust, Inc., REIT	147,000	4,457,040
Healthcare Trust of America, Inc., Class A, REIT	127,477	3,710,856
Highwoods Properties, Inc., REIT	59,500	3,035,095
Host Hotels & Resorts, Inc., REIT	445,705	8,397,082
Kilroy Realty Corp., REIT	73,100	5,352,382
Kimco Realty Corp., REIT	414,570	10,430,581
Paramount Group, Inc., REIT	179,300	2,867,007
Prologis, Inc., Class A, REIT	232,110	12,253,087
Public Storage, REIT	46,030	10,287,705
QTS Realty Trust, Inc., Class A, REIT	96,600	4,796,190
Regency Centers Corp., REIT	122,800	8,467,060
Simon Property Group, Inc., REIT	123,259	21,899,427
SL Green Realty Corp., REIT	87,800	9,442,890
Spirit Realty Capital, Inc., REIT	507,424	5,510,625
Sun Communities, Inc., REIT	100,000	7,661,000
Sunstone Hotel Investors, Inc., REIT	152,194	2,320,959
UDR, Inc., REIT	173,484	6,328,696
VEREIT, Inc.	829,900	7,020,954
Vornado Realty Trust, Class A, REIT	138,785	14,484,990
Welltower, Inc., REIT	182,194	12,194,244

		251,237,028

Total Common Stocks (Cost $470,947,652)		459,412,260

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Clarion Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (C)	12,172,369	$ 12,172,369

Total Securities Lending Collateral (Cost $12,172,369)		12,172,369

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
State Street Bank & Trust Co. 0.03% (C), dated 12/30/2016, to be repurchased at $3,716,280 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2022, and with a value of $3,791,604.	$ 3,716,267	3,716,267

Total Repurchase Agreement (Cost $3,716,267)		3,716,267

Total Investments (Cost $486,836,288) (D)		475,300,896
Net Other Assets (Liabilities) - (2.0)%		(9,386,241)

Net Assets - 100.0%		$ 465,914,655

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Equity Real Estate Investment Trusts	80.3%	$381,477,165
Real Estate Management & Development	16.4	77,935,095

Investments, at Value	96.7	459,412,260
Short-Term Investments	3.3	15,888,636

Total Investments	100.0%	$475,300,896

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$251,237,028	$208,175,232	$—	$459,412,260
Securities Lending Collateral	12,172,369	—	—	12,172,369
Repurchase Agreement	—	3,716,267	—	3,716,267

Total Investments	$263,409,397	$211,891,499	$—	$475,300,896

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $11,589,398. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2016.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Clarion Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

(D)	Aggregate cost for federal income tax purposes is $492,219,604. Aggregate gross unrealized appreciation and depreciation for all securities is $15,172,830 and $32,091,538, respectively. Net unrealized depreciation for tax purposes is $16,918,708.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Clarion Global Real Estate Securities VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Investments, at value (cost $483,120,021) (including securities loaned of $11,589,398)	$471,584,629
Repurchase agreement, at value (cost $3,716,267)	3,716,267
Foreign currency, at value (cost $818)	819
Receivables and other assets:
Shares of beneficial interest sold	50,264
Investments sold	966,504
Interest	6
Dividends	2,217,194
Tax reclaims	59,880
Net income from securities lending	1,600

Total assets	478,597,163

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	9,280
Investments purchased	59,934
Investment management fees	318,009
Distribution and service fees	20,041
Transfer agent costs	1,200
Trustees, CCO and deferred compensation fees	607
Audit and tax fees	16,622
Custody fees	34,705
Legal fees	4,938
Printing and shareholder reports fees	41,937
Other	2,866
Collateral for securities on loan	12,172,369

Total liabilities	12,682,508

Net assets	$465,914,655

Net assets consist of:
Capital stock ($0.01 par value)	$376,558
Additional paid-in capital	557,431,688
Undistributed (distributions in excess of) net investment income (loss)	13,182,754
Accumulated net realized gain (loss)	(93,517,900)
Net unrealized appreciation (depreciation) on:
Investments	(11,535,392)
Translation of assets and liabilities denominated in foreign currencies	(23,053)

Net assets	$465,914,655

Net assets by class:
Initial Class	$370,079,564
Service Class	95,835,091

Shares outstanding:
Initial Class	30,174,130
Service Class	7,481,625

Net asset value and offering price per share:
Initial Class	$12.26
Service Class	12.81

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income	$14,480,036
Interest income	1,957
Net income (loss) from securities lending	102,286
Withholding taxes on foreign income	(580,273)

Total investment income	14,004,006

Expenses:
Investment advisory fees	458,352
Investment management fees	2,945,278
Distribution and service fees:
Service Class	250,337
Administration fees	17,346
Transfer agent costs	6,338
Trustees, CCO and deferred compensation fees	11,403
Audit and tax fees	22,665
Custody fees	176,275
Legal fees	19,027
Printing and shareholder reports fees	39,494
Other	12,106

Total expenses before waiver and/or reimbursement and recapture	3,958,621

Reimbursement of custody fees (A)	(54,388)

Net expenses	3,904,233

Net investment income (loss)	10,099,773

Net realized gain (loss) on:
Investments	5,916,584
Foreign currency transactions	(100,566)

Net realized gain (loss)	5,816,018

Net change in unrealized appreciation (depreciation) on:
Investments	(20,323,229)
Translation of assets and liabilities denominated in foreign currencies	(12,159)

Net change in unrealized appreciation (depreciation)	(20,335,388)

Net realized and change in unrealized gain (loss)	(14,519,370)

Net increase (decrease) in net assets resulting from operations	$(4,419,597)

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Clarion Global Real Estate Securities VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$10,099,773	$6,958,337
Net realized gain (loss)	5,816,018	58,483,587
Net change in unrealized appreciation (depreciation)	(20,335,388)	(60,491,146)

Net increase (decrease) in net assets resulting from operations	(4,419,597)	4,950,778

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(6,389,134)	(12,114,544)
Service Class	(1,416,725)	(4,412,627)

Total dividends and/or distributions from net investment income	(7,805,859)	(16,527,171)

Capital share transactions:
Proceeds from shares sold:
Initial Class	226,406,621	63,509,871
Service Class	9,249,512	15,508,583

	235,656,133	79,018,454

Dividends and/or distributions reinvested:
Initial Class	6,389,134	12,114,544
Service Class	1,416,725	4,412,627

	7,805,859	16,527,171

Cost of shares redeemed:
Initial Class	(126,445,013)	(247,468,898)
Service Class	(15,618,172)	(18,632,930)

	(142,063,185)	(266,101,828)

Net increase (decrease) in net assets resulting from capital share transactions	101,398,807	(170,556,203)

Net increase (decrease) in net assets	89,173,351	(182,132,596)

Net assets:
Beginning of year	376,741,304	558,873,900

End of year	$465,914,655	$376,741,304

Undistributed (distributions in excess of) net investment income (loss)	$13,182,754	$6,110,125

Capital share transactions - shares:
Shares issued:
Initial Class	17,129,616	4,807,446
Service Class	695,303	1,116,661

	17,824,919	5,924,107

Shares reinvested:
Initial Class	482,563	986,526
Service Class	102,365	344,199

	584,928	1,330,725

Shares redeemed:
Initial Class	(9,607,691)	(18,268,373)
Service Class	(1,208,559)	(1,390,808)

	(10,816,250)	(19,659,181)

Net increase (decrease) in shares outstanding:
Initial Class	8,004,488	(12,474,401)
Service Class	(410,891)	70,052

	7,593,597	(12,404,349)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Clarion Global Real Estate Securities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$12.39		$13.06	$11.67	$11.92	$9.86

Investment operations:
Net investment income (loss) (A)	0.31	(B)	0.22	0.24	0.23	0.24
Net realized and unrealized gain (loss)	(0.22)		(0.30)	1.34	0.20	2.22

Total investment operations	0.09		(0.08)	1.58	0.43	2.46

Dividends and/or distributions to shareholders:
Net investment income	(0.22)		(0.59)	(0.19)	(0.68)	(0.40)

Net asset value, end of year	$12.26		$12.39	$13.06	$11.67	$11.92

Total return (C)	0.62%		(0.60)%	13.56%	3.90%	25.25%

Ratio and supplemental data:
Net assets end of year (000’s)	$370,080		$274,688	$452,444	$329,290	$342,553
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.89%		0.89%	0.90%	0.90%	0.92%
Including waiver and/or reimbursement and recapture	0.87	%(B)	0.89%	0.90%	0.90%	0.92%
Net investment income (loss) to average net assets	2.45	%(B)	1.66%	1.90%	1.93%	2.15%
Portfolio turnover rate	46%		56%	30%	38%	53%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$12.93		$13.61	$12.16	$12.39	$10.24

Investment operations:
Net investment income (loss) (A)	0.31	(B)	0.19	0.22	0.21	0.21
Net realized and unrealized gain (loss)	(0.24)		(0.31)	1.40	0.22	2.32

Total investment operations	0.07		(0.12)	1.62	0.43	2.53

Dividends and/or distributions to shareholders:
Net investment income	(0.19)		(0.56)	(0.17)	(0.66)	(0.38)

Net asset value, end of year	$12.81		$12.93	$13.61	$12.16	$12.39

Total return (C)	0.42%		(0.87)%	13.29%	3.71%	24.98%

Ratio and supplemental data:
Net assets end of year (000’s)	$95,835		$102,053	$106,430	$79,667	$68,764
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.14%		1.14%	1.15%	1.15%	1.17%
Including waiver and/or reimbursement and recapture	1.13	%(B)	1.14%	1.15%	1.15%	1.17%
Net investment income (loss) to average net assets	2.33	%(B)	1.38%	1.67%	1.64%	1.85%
Portfolio turnover rate	46%		56%	30%	38%	53%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Clarion Global Real Estate Securities VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2016, commissions recaptured are $44,684.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2016

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not

Transamerica Series Trust	Annual Report 2016

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2016, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2016

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$12,172,369	$—	$—	$—	$12,172,369
Total Borrowings	$12,172,369	$—	$—	$—	$12,172,369

6. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Real estate investment trusts (“REIT”) and real estate risk: Investments in the real estate industry and REITs are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition, REITs are subject to a number of highly technical tax-related rules and requirements; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of December 31, 2016, the percentage of Portfolio net assets owned by affiliated investors are as follows:

Portfolio	Value	Percentage of Net Assets
Transamerica Asset Allocation – Growth VP	$54,148,356	11.62%
Transamerica Asset Allocation – Moderate Growth VP	192,366,362	41.29
Total	$246,514,718	52.91%

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
First $250 million	0.830%	0.800%
Over $250 million up to $500 million	0.805%	0.775%
Over $500 million up to $1 billion	0.730%	0.700%
Over $1 billion	0.680%	0.650%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
1.00%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to

Transamerica Series Trust	Annual Report 2016

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

8. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	4	90.54%	90.54%
Service Class	1	87.97%	87.97%

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 294,904,757	$ —	$ 189,953,636	$ —

Transamerica Series Trust	Annual Report 2016

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, partnership basis adjustments and passive foreign investment company un-reversed inclusion. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to passive foreign investment company gains and losses and foreign currency gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 4,778,715	$ (4,778,715)

As of December 31, 2016, the Portfolio had capital loss carryforwards available to offset future realized gains listed below:

Expires on December 31,
2017	2018
$ 45,085,508	$ 45,891,003

During the year ended December 31, 2016, the capital loss carryforwards utilized or expired are $540,089.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 7,805,859	$ —	$ —	$ 16,527,171	$ —	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 16,024,681	$ —	$ (90,976,511)	$ —	$ —	$ (16,941,761)

Transamerica Series Trust	Annual Report 2016

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

11. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Clarion Global Real Estate Securities VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Clarion Global Real Estate Securities VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Clarion Global Real Estate Securities VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica Clarion Global Real Estate Securities VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2016.

Transamerica Series Trust	Annual Report 2016

Transamerica International Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

2016 was a year of two tales in terms of investor sentiment. Slower U.S. growth, collapsing oil prices along with resurfaced growth concerns and sudden currency devaluation in China culminated with other factors resulting in broad risk-off sentiment throughout the first half of the year. On the other hand, many of these factors stabilized or improved in the second half, which led to a return to risk-on sentiment. As a result of this rotation, risk assets globally saw relatively healthy gains through the end of 2016. Large-cap stocks as represented by the S&P 500® advanced a very respectful 11.96% but were dramatically outperformed by small-cap stocks, which rose 21.31% as measured by the Russell 2000® Index. The Bloomberg Barclays U.S. Aggregate was up 2.65%, as fixed income did not fare as well in 2016 given rising interest rates as a result of higher expectations of growth and inflation.

In the first part of the year, concerns of recession and increased volatility caused the U.S. Federal Reserve (“Fed”) to maintain a dovish tone in hopes of helping markets stabilize. This benefited bonds and defensive sectors of the equity market while more cyclical sectors remained choppy. The British referendum on European Union membership ended with the surprising outcome of the U.K. deciding to leave (‘Brexit”). This event forced markets to grapple with a new source of uncertainty in the global environment. Despite initially selling off, global markets rebounded nicely once investors realized that the economic impact of Brexit would be more U.K.-centric.

Beginning in the third quarter, sentiment began to trend more positively as international markets were resilient and U.S. economic data consistently surprised to the upside, addressing questions around the health of the economy. Investors turned their focus toward the future of monetary policy and its effectiveness as a stimulus tool moving forward. For only the second time in this current market expansion, the Fed raised the target for shorter-term interest rates by 0.25% to be between 0.50% and 0.75%. This move was anticipated for the majority of 2016; however, the increase in the Fed’s short-term rate forecasts suggested three hikes in 2017, which drove U.S. interest rates even higher. European bonds were more volatile in light of speculation around the future of European Central Bank (“ECB”) quantitative easing. Rates declined moderately in December on the ECB’s announcement to extend the purchase program, ending the quarter only modestly higher. The Bank of Japan kept its pledge to keep 10-year Japanese government bond yields near zero.

Sovereign bond yields continued to rise and equity markets drifted higher as more emphasis was put on the U.S. election as it approached. In spite of polls showing Hillary Clinton as the apparent victor, Donald J. Trump was elected the 45th U.S. president on November 8. The pro-growth agenda proposed by President-elect Trump resulted in a significant post-election rally as equities, bond yields and the U.S. dollar all rose with the majority of the increase coming after the election. Production cuts from the Organization of Petroleum Exporting Countries (“OPEC”) and prospects of increased infrastructure spending helped propel oil and industrial metals upward. This improvement in commodity prices, combined with a better economic growth outlook, resulted in emerging market equities returning 11.27% for the year.

PERFORMANCE

For the year ended December 31, 2016, Transamerica International Moderate Growth VP, Initial Class returned 1.22%. By comparison, its primary and secondary benchmarks, the MSCI World Index ex-U.S. and the Bloomberg Barclays U.S. Aggregate Bond Index, returned 3.29% and 2.65%, respectively.

STRATEGY REVIEW

On July 1, J.P. Morgan Investment Management Inc. took on the role of investment sub-adviser for the Portfolio. During the transition period from July through December, the Portfolio’s manager lineup was being refined and certain holdings were kept due to mergers and/or closings. These exposures helped performance over the period. The Portfolio did not express any tactical asset allocation views during the transition period from July through September.

In the fourth quarter, the Portfolio began to express an overweight to developed market equities, specifically U.S. equities, relative to fixed income, which helped performance as domestic equities and U.S. interest rates rose significantly after the U.S. election. The Portfolio added an overweight in emerging markets equity, which hurt Portfolio performance. Additionally, J.P. Morgan Investment Management Inc. expressed a preference for credit versus government bonds, by overweighting high yield relative to investment grade, which contributed to performance during the year as carry remained attractive even as spreads came in given the low risk of recession.

Underlying manager performance contributed to performance over the period. This was led by the Transamerica Large Cap Value and Transamerica Janus Mid-Cap Growth VP strategies, which both meaningfully outperformed their respective benchmarks. Though overall security selection was positive, some strategies did underperform their respective benchmarks, such as the Transamerica Small Cap Value and Transamerica WMC US Growth VP strategies.

Transamerica Series Trust	Annual Report 2016

Transamerica International Moderate Growth VP

(unaudited)

During the period, the Portfolio used derivatives. These positions detracted from performance.

Michael Feser, CFA

Grace Koo, Ph.D.

Jeff Geller, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2016

Transamerica International Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	1.22%	4.73%	1.51%	05/01/2006
MSCI World Index ex-U.S. (A)	3.29%	6.59%	1.36%
Bloomberg Barclays U.S. Aggregate Bond Index (B)	2.65%	2.23%	4.34%
Service Class	1.08%	4.47%	1.26%	05/01/2006

(A) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(B) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Series Trust	Annual Report 2016

Transamerica International Moderate Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,032.00	$0.66	$1,024.50	$0.66	0.13%
Service Class	1,000.00	1,030.80	1.94	1,023.20	1.93	0.38

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2016

Transamerica International Moderate Growth VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
International Equity Funds	65.4%
U.S. Fixed Income Funds	19.1
U.S. Equity Funds	7.1
U.S. Mixed Allocation Fund	5.0
International Alternative Fund	1.6
Repurchase Agreement	1.0
U.S. Government Obligation	0.8
Net Other Assets (Liabilities)^	0.0 *
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2016

Transamerica International Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
INVESTMENT COMPANIES - 98.2%
International Alternative Fund - 1.6%
Transamerica Unconstrained Bond (A)	1,028,504	$ 10,171,904

International Equity Funds - 65.4%
Transamerica Developing Markets Equity (A)	1,891,782	17,707,076
Transamerica International Equity (A)	10,562,926	173,548,868
Transamerica International Equity Opportunities (A)	25,097,638	181,204,949
Transamerica International Small Cap Value (A)	4,074,935	45,272,523

		417,733,416

U.S. Equity Funds - 7.1%
Transamerica Jennison Growth VP (B)	2,511,753	22,103,428
Transamerica Large Cap Value (A)	1,866,752	23,502,412

		45,605,840

U.S. Fixed Income Funds - 19.1%
Transamerica Core Bond (A)	1,639,256	16,179,461
Transamerica High Yield Bond (A)	6,461,354	59,509,072
Transamerica Intermediate Bond (A)	4,606,955	46,161,691

		121,850,224

U.S. Mixed Allocation Fund - 5.0%
Transamerica PIMCO Total Return VP (B)	2,850,528	31,726,376

Total Investment Companies (Cost $645,880,843)		627,087,760

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 0.8%
U.S. Treasury - 0.8%
U.S. Treasury Note 0.50%, 01/31/2017 (C)	$ 5,105,500	$ 5,106,082

Total U.S. Government Obligation (Cost $5,107,582)		5,106,082

REPURCHASE AGREEMENT - 1.0%
State Street Bank & Trust Co. 0.03% (D), dated 12/30/2016, to be repurchased at $6,320,974 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2022, and with a value of $6,447,702.	6,320,953	6,320,953

Total Repurchase Agreement (Cost $6,320,953)		6,320,953

Total Investments (Cost $657,309,378) (E)		638,514,795
Net Other Assets (Liabilities) - 0.0% (F)		134,729

Net Assets - 100.0%		$ 638,649,524

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	Short	(606)	03/31/2017	$249,649	$—
10-Year Australia Treasury Bond	Long	127	03/15/2017	8,043	—
10-Year Canada Government Bond	Short	(185)	03/22/2017	129,447	—
FTSE 100 Index	Short	(223)	03/17/2017	—	(447,715)
MSCI EAFE Mini Index	Long	45	03/17/2017	11,364	—
MSCI Emerging Markets Mini Index	Long	251	03/17/2017	—	(288,640)
Russell 2000® Mini Index	Long	332	03/17/2017	—	(351,953)
S&P 500® E-Mini	Short	(13)	03/17/2017	6,781	—
S&P/TSX 60 Index	Long	144	03/16/2017	—	(55,393)
U.S. Treasury Bond	Long	48	03/22/2017	—	(37,985)

Total				$405,284	$(1,181,686)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica International Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$627,087,760	$—	$—	$627,087,760
U.S. Government Obligation	—	5,106,082	—	5,106,082
Repurchase Agreement	—	6,320,953	—	6,320,953

Total Investments	$627,087,760	$11,427,035	$—	$638,514,795

Other Financial Instruments
Futures Contracts (H)	$405,284	$—	$—	$405,284

Total Other Financial Instruments	$405,284	$—	$—	$405,284

LIABILITIES
Other Financial Instruments
Futures Contracts (H)	$(1,181,686)	$—	$—	$(1,181,686)

Total Other Financial Instruments	$(1,181,686)	$—	$—	$(1,181,686)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(B)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(C)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security segregated as collateral to cover margin requirements for open futures contracts is $5,105,582.
(D)	Rate disclosed reflects the yield at December 31, 2016.
(E)	Aggregate cost for federal income tax purposes is $659,586,266. Aggregate gross unrealized appreciation and depreciation for all securities is $5,502,351 and $26,573,822, respectively. Net unrealized depreciation for tax purposes is $21,071,471.
(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(H)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica International Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Affiliated investments, at value (cost $645,880,843)	$627,087,760
Unaffiliated investments, at value (cost $5,107,582)	5,106,082
Repurchase agreement, at value (cost $6,320,953)	6,320,953
Receivables and other assets:
Shares of beneficial interest sold	1,094
Interest	10,624
Dividends	273,044
Variation margin receivable	477,019

Total assets	639,276,576

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	76,899
Affiliated investments purchased	273,044
Investment management fees	66,360
Distribution and service fees	132,145
Transfer agent costs	1,629
Trustees, CCO and deferred compensation fees	719
Audit and tax fees	16,065
Custody fees	4,606
Legal fees	8,339
Printing and shareholder reports fees	43,744
Other	3,502

Total liabilities	627,052

Net assets	$638,649,524

Net assets consist of:
Capital stock ($0.01 par value)	$693,572
Additional paid-in capital	657,567,471
Undistributed (distributions in excess of) net investment income (loss)	11,214,966
Accumulated net realized gain (loss)	(11,244,577)
Net unrealized appreciation (depreciation) on:
Affiliated investments	(18,793,083)
Unaffiliated investments	(1,500)
Futures contracts	(776,402)
Translation of assets and liabilities denominated in foreign currencies	(10,923)

Net assets	$638,649,524

Net assets by class:
Initial Class	$15,582,592
Service Class	623,066,932

Shares outstanding:
Initial Class	1,677,040
Service Class	67,680,164

Net asset value and offering price per share:
Initial Class	$9.29
Service Class	9.21

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income from affiliated investments	$13,871,958
Interest income from unaffiliated investments	20,986

Total investment income	13,892,944

Expenses:
Investment advisory fees	107,370
Investment management fees	674,710
Distribution and service fees:
Service Class	1,605,713
Administration fees	24,158
Transfer agent costs	9,957
Trustees, CCO and deferred compensation fees	17,612
Audit and tax fees	24,439
Custody fees	24,988
Legal fees	33,708
Printing and shareholder reports fees	51,887
Other	15,396

Total expenses before waiver and/or reimbursement and recapture	2,589,938

Reimbursement of custody fees (A)	(55,713)

Net expenses	2,534,225

Net investment income (loss)	11,358,719

Net realized gain (loss) on:
Affiliated investments	(1,431,587)
Unaffiliated investments	(1,018)
Distributions received from affiliated investments	5,594,533
Futures contracts	(11,063,801)
Foreign currency transactions	(34,353)

Net realized gain (loss)	(6,936,226)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	2,477,985
Unaffiliated investments	(1,500)
Futures contracts	(1,088,661)
Translation of assets and liabilities denominated in foreign currencies	(10,923)

Net change in unrealized appreciation (depreciation)	1,376,901

Net realized and change in unrealized gain (loss)	(5,559,325)

Net increase (decrease) in net assets resulting from operations	$5,799,394

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica International Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015

From operations:
Net investment income (loss)	$11,358,719	$12,064,878
Net realized gain (loss)	(6,936,226)	5,277,853
Net change in unrealized appreciation (depreciation)	1,376,901	(33,543,827)

Net increase (decrease) in net assets resulting from operations	5,799,394	(16,201,096)

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(332,546)	(342,246)
Service Class	(11,866,747)	(12,217,036)

Total dividends and/or distributions from net investment income	(12,199,293)	(12,559,282)

Capital share transactions:
Proceeds from shares sold:
Initial Class	960,622	2,106,231
Service Class	14,725,591	80,832,080

	15,686,213	82,938,311

Dividends and/or distributions reinvested:
Initial Class	332,546	342,246
Service Class	11,866,747	12,217,036

	12,199,293	12,559,282

Cost of shares redeemed:
Initial Class	(2,159,900)	(3,373,189)
Service Class	(73,685,110)	(27,456,905)

	(75,845,010)	(30,830,094)

Net increase (decrease) in net assets resulting from capital share transactions	(47,959,504)	64,667,499

Net increase (decrease) in net assets	(54,359,403)	35,907,121

Net assets:
Beginning of year	693,008,927	657,101,806

End of year	$638,649,524	$693,008,927

Undistributed (distributions in excess of) net investment income (loss)	$11,214,966	$12,193,625

Capital share transactions - shares:
Shares issued:
Initial Class	103,458	211,734
Service Class	1,626,827	8,095,234

	1,730,285	8,306,968

Shares reinvested:
Initial Class	35,377	35,913
Service Class	1,273,256	1,292,808

	1,308,633	1,328,721

Shares redeemed:
Initial Class	(234,724)	(339,186)
Service Class	(8,090,379)	(2,844,407)

	(8,325,103)	(3,183,593)

Net increase (decrease) in shares outstanding:
Initial Class	(95,889)	(91,539)
Service Class	(5,190,296)	6,543,635

	(5,286,185)	6,452,096

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica International Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$9.37		$9.72	$9.99	$9.05	$8.27

Investment operations:
Net investment income (loss) (A) (B)	0.18	(C)	0.19	0.21	0.24	0.20
Net realized and unrealized gain (loss)	(0.06)		(0.35)	(0.25)	0.90	0.84

Total investment operations	0.12		(0.16)	(0.04)	1.14	1.04

Dividends and/or distributions to shareholders:
Net investment income	(0.20)		(0.19)	(0.23)	(0.20)	(0.26)

Net asset value, end of year	$9.29		$9.37	$9.72	$9.99	$9.05

Total return (D)	1.22%		(1.64)%	(0.47)%	12.72%	12.81%

Ratio and supplemental data:
Net assets end of year (000’s)	$15,583		$16,608	$18,122	$19,345	$18,619
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.15%		0.15%	0.15%	0.15%	0.15%
Including waiver and/or reimbursement and recapture	0.14	%(C)	0.15%	0.15%	0.15%	0.15%
Net investment income (loss) to average net assets (B)	1.99	%(C)	1.90%	2.10%	2.53%	2.37%
Portfolio turnover rate (F)	68%		43%	32%	16%	47%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the underlying funds in which the Portfolio invests.
(F)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$9.28		$9.63	$9.91	$8.98	$8.21

Investment operations:
Net investment income (loss) (A) (B)	0.16	(C)	0.17	0.19	0.23	0.19
Net realized and unrealized gain (loss)	(0.06)		(0.35)	(0.26)	0.88	0.82

Total investment operations	0.10		(0.18)	(0.07)	1.11	1.01

Dividends and/or distributions to shareholders:
Net investment income	(0.17)		(0.17)	(0.21)	(0.18)	(0.24)

Net asset value, end of year	$9.21		$9.28	$9.63	$9.91	$8.98

Total return (D)	1.08%		(1.89)%	(0.79)%	12.46%	12.48%

Ratio and supplemental data:
Net assets end of year (000’s)	$623,067		$676,401	$638,980	$618,794	$488,579
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.40%		0.40%	0.40%	0.40%	0.40%
Including waiver and/or reimbursement and recapture	0.39	%(C)	0.40%	0.40%	0.40%	0.40%
Net investment income (loss) to average net assets (B)	1.72	%(C)	1.72%	1.91%	2.44%	2.19%
Portfolio turnover rate (F)	68%		43%	32%	16%	47%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the underlying funds in which the Portfolio invests.
(F)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica International Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2016 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2016

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These investments are actively traded and no valuation adjustments are applied. Investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2016

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2016, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2016.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A) (B)	$387,139	$—	$18,145	$—	$—	$405,284
Total	$387,139	$—	$18,145	$—	$—	$405,284

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$(37,985)	$—	$(1,143,701)	$—	$—	$(1,181,686)
Total	$(37,985)	$—	$(1,143,701)	$—	$—	$(1,181,686)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2016

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2016.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(695,140)	$—	$(10,368,661)	$—	$—	$(11,063,801)
Total	$(695,140)	$—	$(10,368,661)	$—	$—	$(11,063,801)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(197,329)	$—	$(891,332)	$—	$—	$(1,088,661)
Total	$(197,329)	$—	$(891,332)	$—	$—	$(1,088,661)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2016.

Futures Contracts at Notional Amount
Long	Short
26,368,931	(55,809,872)

6. RISK FACTORS

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because these market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Effective July 1, 2016, J.P. Morgan Investment Management, Inc. is the sub-adviser of the Portfolio. Prior to July 1, 2016, Aegon USA Investment Management LLC (“AUIM”) was both an affiliate and a sub-adviser of the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

All of the Portfolio holdings in investment companies are considered affiliated. Interest, dividends, realized and unrealized gains (losses) are broken out within the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s transactions in and earnings from investments in affiliates of TAM are as follows:

Affiliated Investments	Value December 31, 2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) (A)	Net Change in Unrealized Appreciation (Depreciation) (A)	Value December 31, 2016			Dividend Income (A)	Net Capital Gain Distributions
Transamerica Aegon U.S. Government Securities VP	$13,983,871	$15,000,007	$(29,975,728)	$895,843	$96,007	$	—(B	)	$—	$—
Transamerica Bond	6,013,127	9,082,639	(16,026,027)	136,547	793,714		—(B	)	82,645	—
Transamerica Clarion Global Real Estate Securities VP	7,056,954	—	(7,471,784)	471,787	(56,957)		—(B	)	—	—
Transamerica Core Bond	6,365,063	12,429,674	(2,462,656)	(141,397)	(11,223)		16,179,461		476,385	—
Transamerica Developing Markets Equity	—	19,620,946	(2,232,587)	163,260	155,457		17,707,076		18,709	—
Transamerica Emerging Markets Equity	4,571,617	10,000,001	(15,872,253)	15,361	1,285,274		—(B	)	—	—
Transamerica Floating Rate	14,245,193	488,038	(15,160,837)	(8,361)	435,967		—(B	)	474,254	—
Transamerica Global Equity	41,837,881	2,000,004	(44,329,048)	(630,629)	1,121,792		—(B	)	—	—
Transamerica Government Money Market	21,073	—	(21,073)	—	—		—(B	)	—	—
Transamerica High Yield Bond	43,219,838	15,589,809	(3,000,000)	139,316	3,560,109		59,509,072		2,832,727	—
Transamerica Income & Growth	41,198,910	772,063	(43,752,270)	(5,784,913)	7,566,210		—(B	)	772,063	—
Transamerica Intermediate Bond	14,051,448	36,278,340	(3,183,166)	80,313	(1,065,244)		46,161,691		884,034	—
Transamerica International Equity	71,030,330	124,067,491	(19,871,716)	1,020,539	(2,697,776)		173,548,868		3,256,274	220,980
Transamerica International Equity Opportunities	101,513,876	91,952,884	(9,884,960)	(1,267,667)	(1,109,184)		181,204,949		1,995,155	—
Transamerica International Small Cap	84,037,109	3,000,004	(88,448,260)	4,597,638	(3,186,491)		—(B	)	—	—
Transamerica International Small Cap Value	107,950,005	3,305,037	(63,209,171)	(995,052)	(1,778,296)		45,272,523		998,064	306,976
Transamerica Jennison Growth VP	—	26,786,690	(1,206,084)	(177,969)	(3,299,209)		22,103,428		—	4,057,097
Transamerica Large Cap Value	—	24,691,355	(1,654,402)	146,162	319,297		23,502,412		985,641	1,009,480
Transamerica PIMCO Total Return VP	13,838,260	39,797,387	(21,980,123)	(78,880)	149,732		31,726,376		797,383	—
Transamerica Short-Term Bond	26,109,314	10,211,879	(36,444,113)	(866,855)	989,775		—(B	)	205,654	—
Transamerica TS&W International Equity VP	7,126,705	—	(7,149,779)	456,438	(433,364)		—(B	)	—	—
Transamerica Unconstrained Bond	—	10,156,142	—	—	15,762		10,171,904		114,708	—

Total	$604,170,574	$455,230,390	$(433,336,037)	$(1,828,519)	$2,851,352		$627,087,760		$13,893,696	$5,594,533

(A)	Does not reflect certain tax adjustments.
(B)	No longer held at year end.

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Current Management Fee	Management Fee Effective March 1, 2016 Through June 30, 2016	Advisory Fee Prior to March 1, 2016
First $10 billion	0.1225%	0.1225%	0.1000%
Over $10 billion	0.1025%	0.1125%	0.0900%

Transamerica Series Trust	Annual Report 2016

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.25%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.0225% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Annual Report 2016

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

8. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	2	89.27%	89.27%
Service Class	1	88.41%	88.41%

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 435,722,152	$ —	$ 433,336,037	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark to market, and straddle loss deferral. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses and capital loss carryforwards expired. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (13,491,860)	$ (138,085)	$ 13,629,945

As of December 31, 2016, the Portfolio had capital loss carryforwards available to offset future realized gains listed below:

Unlimited
Short-Term	Long-Term
$ 5,918,594	$ 3,907,511

Transamerica Series Trust	Annual Report 2016

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

During the year ended December 31, 2016, the capital loss carryforwards utilized or expired are $13,491,860.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 12,199,293	$ —	$ —	$ 12,559,282	$ —	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 11,214,966	$ —	$ (9,826,105)	$ —	$ (83)	$ (21,000,297)

11. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica International Moderate Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica International Moderate Growth VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica International Moderate Growth VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica International Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2016.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 5,010,586	$ 504,710

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Balanced VP

(unaudited)

MARKET ENVIRONMENT

2016 began with concerns over the possibility of recession, slower-than-expected growth in China and weakness in commodities-related sectors dragging markets down. By April, risk assets, as well as rates, were rallying, and crude oil prices were rebounding. In June, markets paused over weak U.S. employment data and the United Kingdom’s vote to leave the European Union (“Brexit”). However, Brexit was less damaging in the near term than feared, U.S. economic data began ticking up and signs of inflation emerged. Investors latched on to the potential for stronger economic growth and higher inflation. U.S. Treasury yields began their upward march. The election of Donald Trump added optimism as pro-growth fiscal policies now seemed within reach. In December, the U.S. Federal Reserve raised interest rates, and projected three additional hikes in 2017, which drove Treasury yields higher. Equities and corporate credit remained in favor.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Janus Balanced VP, Initial Class returned 4.33%. By comparison, its primary, secondary, and additional benchmarks, the S&P 500®, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Composite Benchmark, returned 11.96%, 2.65%, and 7.84%, respectively.

STRATEGY REVIEW

The Portfolio underperformed its composite benchmark of the S&P 500® (55%) and the Bloomberg Barclays U.S. Aggregate Bond Index (45%). It ended the period with an asset mix composed of approximately 59% equity and 41% fixed income (including less than 1% in cash).

The Portfolio’s equity sleeve underperformed its benchmark, the S&P 500®. At the sector level, overweights and stock selection in the health care and consumer discretionary sectors detracted on a relative basis. A zero weighting in the strong-performing energy sector also detracted. Contributors included stock selection in consumer staples and real estate.

Allergan PLC was our largest individual detractor. The specialty pharmaceutical company traded down in April when the proposed merger between Allergan PLC and Pfizer dissolved. We continued to hold Allergan PLC based on its strengthened balance sheet, a result of selling its generics business to Teva Pharmaceutical Industries in August. NIKE, Inc. also detracted. The athletic footwear and apparel manufacturer faced increased competition and dealt with inventory disruptions in 2016, largely as a result of the bankruptcy filing of Sports Authority. We believed that NIKE, Inc. is in a position to work through its excess inventory and has an opportunity to expand its direct-to-consumer sales channel.

The top two contributors were financial firms that benefited from a steepening yield curve and President Trump’s predispositions toward a more relaxed regulatory environment. CME Group, Inc., the operator of options and futures exchanges, performed well as a result of increased market volatility and heightened trading volume passing through its exchanges. That, in turn, boosted its trading fees. Climbing interest rates helped Morgan Stanley pad its net interest income. A rising equity market also helped, as the financial services company was able to collect higher asset management fees. A rebound in fixed income, currency and commodities trading was also beneficial.

The Portfolio’s fixed income sleeve outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. Outperformance was led by our U.S. mortgage-backed securities (“MBS”). As rates rallied during the first half of the year, the prepayment-resistant nature of our positions proved beneficial. As rates rose later in the period, our positions were less exposed to the duration extension across the asset class. Our overweight allocation in investment-grade corporate credit also contributed positively, as did spread carry in the asset class.

Detractors included our cash position and our yield-curve positioning in U.S. Treasuries. Cash is not used as a strategy within the Portfolio but is a residual of our fundamental, bottom-up investment process.

On a credit sector basis, relative contributors included technology and independent energy. Outperformance in technology was supported by our position in Verisk Analytics, Inc., which performed well as post-acquisition deleveraging was well received by investors. In independent energy, the rebound of crude oil prices, following February’s decline, benefited surviving companies.

Security selection in electric utilities detracted from relative performance. Our earlier underweight allocation, combined with the shorter dated nature of our holdings, was a drag on results. Security selection in midstream energy also detracted, due in part to EnLink Midstream Partners, LP, which Moody’s downgraded. We exited our position.

During the period, the Portfolio used derivatives. These positions added to performance.

Marc Pinto, CFA

Jeremiah Buckley, CFA

Darrell Watters

Mayur Saigal

Co-Portfolio Managers

Janus Capital Management LLC

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	4.33%	8.78%	5.13%	07/01/2009
S&P 500® (A)	11.96%	14.66%	15.00%
Bloomberg Barclays U.S. Aggregate Bond Index (B)	2.65%	2.23%	3.91%
Composite Benchmark (A) (B) (C)	7.84%	9.07%	10.13%
Service Class	4.12%	8.52%	4.88%	07/01/2009

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Composite Benchmark is composed of the following benchmarks: 55% S&P 500® 45% and Bloomberg Barclays U.S. Aggregate Bond Index.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts.

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Balanced VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,046.40	$3.96	$1,021.30	$3.91	0.77%
Service Class	1,000.00	1,045.20	5.24	1,020.00	5.18	1.02

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	57.6%
Corporate Debt Securities	19.0
U.S. Government Agency Obligations	9.4
Short-Term U.S. Government Obligations	5.5
U.S. Government Obligations	3.7
Securities Lending Collateral	2.2
Asset-Backed Securities	1.5
Mortgage-Backed Securities	1.4
Master Limited Partnership	0.9
Repurchase Agreement	0.8
Preferred Stocks	0.4
Net Other Assets (Liabilities)	(2.4)
Total	100.0%

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 57.6%
Aerospace & Defense - 4.3%
Boeing Co.	112,868	$ 17,571,290
General Dynamics Corp.	43,705	7,546,105
Northrop Grumman Corp.	32,549	7,570,247

		32,687,642

Air Freight & Logistics - 0.7%
United Parcel Service, Inc., Class B	48,924	5,608,647

Automobiles - 1.6%
General Motors Co.	348,641	12,146,652

Banks - 1.1%
US Bancorp	167,467	8,602,780

Biotechnology - 2.8%
AbbVie, Inc., Class G	91,468	5,727,726
Amgen, Inc.	105,719	15,457,175

		21,184,901

Capital Markets - 4.6%
CME Group, Inc., Class A	137,287	15,836,056
Morgan Stanley	233,952	9,884,472
TD Ameritrade Holding Corp.	225,650	9,838,340

		35,558,868

Chemicals - 2.0%
LyondellBasell Industries NV, Class A	178,788	15,336,435

Construction Materials - 0.3%
Vulcan Materials Co.	19,343	2,420,776

Consumer Finance - 1.6%
Synchrony Financial	335,381	12,164,269

Equity Real Estate Investment Trusts - 1.5%
Colony Starwood Homes	64,769	1,865,995
Crown Castle International Corp.	37,877	3,286,587
MGM Growth Properties LLC, Class A (A)	81,875	2,072,256
Outfront Media, Inc.	179,828	4,472,323

		11,697,161

Food & Staples Retailing - 2.9%
Costco Wholesale Corp.	83,794	13,416,257
Kroger Co.	141,102	4,869,430
Sysco Corp.	70,761	3,918,037

		22,203,724

Food Products - 0.9%
Hershey Co.	63,693	6,587,767

Health Care Equipment & Supplies - 1.2%
Medtronic PLC	128,477	9,151,417

Health Care Providers & Services - 0.8%
Aetna, Inc.	47,916	5,942,063

Hotels, Restaurants & Leisure - 2.2%
McDonald’s Corp.	21,681	2,639,011
Norwegian Cruise Line Holdings, Ltd. (B)	93,234	3,965,242
Six Flags Entertainment Corp.	66,961	4,014,982
Starbucks Corp.	107,965	5,994,217

		16,613,452

Household Products - 0.7%
Kimberly-Clark Corp.	49,893	5,693,789

Industrial Conglomerates - 1.4%
Honeywell International, Inc.	93,513	10,833,481

	Shares	Value
COMMON STOCKS (continued)
Internet & Direct Marketing Retail - 1.4%
Priceline Group, Inc. (B)	7,191	$ 10,542,438

Internet Software & Services - 2.0%
Alphabet, Inc., Class C (B)	19,677	15,187,102

IT Services - 3.6%
Accenture PLC, Class A	56,377	6,603,438
Automatic Data Processing, Inc.	38,156	3,921,674
MasterCard, Inc., Class A	168,718	17,420,133

		27,945,245

Leisure Products - 0.9%
Hasbro, Inc.	45,894	3,570,094
Mattel, Inc.	127,874	3,522,929

		7,093,023

Media - 2.6%
Comcast Corp., Class A	174,693	12,062,552
Madison Square Garden Co., Class A (B)	11,089	1,901,874
Time Warner, Inc.	60,936	5,882,152

		19,846,578

Mortgage Real Estate Investment Trusts - 0.6%
Colony Capital, Inc. (A)	222,232	4,500,198

Multiline Retail - 0.7%
Dollar Tree, Inc. (B)	73,644	5,683,844

Personal Products - 0.5%
Estee Lauder Cos., Inc., Class A	48,223	3,688,577

Pharmaceuticals - 2.0%
Allergan PLC (B)	17,033	3,577,100
Bristol-Myers Squibb Co.	173,810	10,157,457
Eli Lilly & Co.	27,524	2,024,390

		15,758,947

Real Estate Management & Development - 0.8%
CBRE Group, Inc., Class A (B)	208,066	6,551,998

Road & Rail - 1.1%
CSX Corp.	225,265	8,093,771

Software - 4.2%
Adobe Systems, Inc. (B)	102,701	10,573,068
Microsoft Corp.	351,623	21,849,853

		32,422,921

Specialty Retail - 1.3%
Home Depot, Inc.	73,935	9,913,205

Technology Hardware, Storage & Peripherals - 1.4%
Apple, Inc.	93,955	10,881,868

Textiles, Apparel & Luxury Goods - 1.7%
NIKE, Inc., Class B	257,141	13,070,477

Tobacco - 2.2%
Altria Group, Inc.	250,604	16,945,843

Total Common Stocks (Cost $405,775,727)		442,559,859

PREFERRED STOCKS - 0.4%
Banks - 0.2%
Citigroup Capital XIII 7.26% (C)	61,064	1,576,672

Capital Markets - 0.1%
Morgan Stanley
Series E, 7.13% (C)	5,463	153,674
Series F, 6.88% (C)	5,611	151,722

		305,396

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
PREFERRED STOCKS (continued)
Consumer Finance - 0.1%
Discover Financial Services Series B, 6.50%	35,929	$ 922,657

Industrial Conglomerates - 0.0% (D)
General Electric Co. 4.70%	2,717	66,730

Total Preferred Stocks (Cost $2,893,826)		2,871,455

MASTER LIMITED PARTNERSHIP - 0.9%
Capital Markets - 0.9%
Blackstone Group, LP, Class A	249,863	6,753,797

Total Master Limited Partnership (Cost $8,100,940)		6,753,797

	Principal	Value
ASSET-BACKED SECURITIES - 1.5%
American Tower Trust 1 Series 2013-1A, Class 1A, 1.55%, 03/15/2043 (E)	$ 141,000	140,885
AmeriCredit Automobile Receivables Trust
Series 2012-4, Class E,
3.82%, 02/10/2020 (E)	881,000	884,084
Series 2015-2, Class D,
3.00%, 06/08/2021	214,000	216,454
Series 2015-3, Class D,
3.34%, 08/08/2021	1,244,000	1,260,876
Series 2016-1, Class D,
3.59%, 02/08/2022	407,000	414,300
Series 2016-2, Class D,
3.65%, 05/09/2022	293,000	298,607
Applebee’s Funding LLC / IHOP Funding LLC Series 2014-1, Class A2, 4.28%, 09/05/2044 (E)	975,000	964,606
CKE Restaurant Holdings, Inc. Series 2013-1A, Class A2, 4.47%, 03/20/2043 (E)	2,816,150	2,781,127
Domino’s Pizza Master Issuer LLC
Series 2012-1A, Class A2,
5.22%, 01/25/2042 (E)	378,882	386,446
Series 2015-1A, Class A2I,
3.48%, 10/25/2045 (E)	676,170	669,138
OSCAR US Funding Trust V
Series 2016-2A, Class A3,
2.73%, 12/15/2020 (E)	160,000	158,173
Series 2016-2A, Class A4,
2.99%, 12/15/2023 (E)	140,000	137,217
Santander Drive Auto Receivables Trust
Series 2012-6, Class D,
2.52%, 09/17/2018	28,020	28,057
Series 2013-4, Class E,
4.67%, 01/15/2020 (E)	987,000	1,004,063
Series 2015-1, Class D,
3.24%, 04/15/2021	209,000	211,495
Series 2015-4, Class D,
3.53%, 08/16/2021	435,000	442,339
Taco Bell Funding LLC Series 2016-1A, Class A2I, 3.83%, 05/25/2046 (E)	586,530	588,656

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Wendys Funding LLC Series 2015-1A, Class A2I, 3.37%, 06/15/2045 (E)	$ 845,300	$ 844,012

Total Asset-Backed Securities (Cost $11,557,788)		11,430,535

CORPORATE DEBT SECURITIES - 19.0%
Aerospace & Defense - 0.0% (D)
Arconic, Inc. 5.13%, 10/01/2024	120,000	123,000
L-3 Communications Corp. 3.85%, 12/15/2026	119,000	118,288

		241,288

Airlines - 0.0% (D)
Southwest Airlines Co. 5.13%, 03/01/2017	283,000	284,645

Auto Components - 0.1%
Schaeffler Finance BV 4.25%, 05/15/2021 (E)	245,000	249,900
ZF North America Capital, Inc. 4.50%, 04/29/2022 (E)	170,000	175,312

		425,212

Automobiles - 0.1%
Ford Motor Co. 4.35%, 12/08/2026	437,000	441,588
General Motors Co. 4.88%, 10/02/2023	423,000	443,419

		885,007

Banks - 1.9%
Bank of America Corp.
3.88%, 03/22/2017	137,000	137,776
4.18%, 11/25/2027, MTN	1,694,000	1,695,082
5.42%, 03/15/2017	200,000	201,449
5.70%, 05/02/2017	387,000	392,273
6.30% (C), 03/10/2026 (F)	383,000	400,235
Bank of America NA 5.30%, 03/15/2017	804,000	810,227
CIT Group, Inc.
4.25%, 08/15/2017	1,900,000	1,926,125
5.50%, 02/15/2019 (E)	493,000	520,115
Citigroup, Inc. 2.36% (C), 09/01/2023	831,000	847,523
Citizens Financial Group, Inc.
3.75%, 07/01/2024	195,000	188,755
4.30%, 12/03/2025	967,000	982,296
4.35%, 08/01/2025	141,000	141,658
JPMorgan Chase & Co.
2.30%, 08/15/2021, MTN	1,198,000	1,175,806
3.38%, 05/01/2023	1,157,000	1,152,857
Santander UK PLC 5.00%, 11/07/2023 (E)	1,774,000	1,804,733
SVB Financial Group 5.38%, 09/15/2020	535,000	579,684
Wells Fargo & Co.
2.10%, 05/08/2017, MTN	245,000	245,694
3.00%, 04/22/2026	306,000	291,995
5.88% (C), 06/15/2025 (F)	789,000	828,371

		14,322,654

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Beverages - 0.9%
Anheuser-Busch InBev Finance, Inc.
2.65%, 02/01/2021	$ 249,000	$ 250,430
3.30%, 02/01/2023	1,411,000	1,436,020
3.65%, 02/01/2026	2,013,000	2,043,577
4.90%, 02/01/2046	722,000	780,388
Constellation Brands, Inc.
3.70%, 12/06/2026	170,000	166,097
4.25%, 05/01/2023	720,000	746,561
Molson Coors Brewing Co.
3.00%, 07/15/2026	1,070,000	1,011,484
4.20%, 07/15/2046	285,000	265,713

		6,700,270

Biotechnology - 0.2%
AbbVie, Inc. 3.20%, 05/14/2026	1,250,000	1,189,284

Building Products - 0.1%
Masco Corp.
3.50%, 04/01/2021	454,000	455,135
4.38%, 04/01/2026	72,000	72,720
Owens Corning
3.40%, 08/15/2026	141,000	133,940
4.20%, 12/01/2024	465,000	476,337

		1,138,132

Capital Markets - 2.1%
Charles Schwab Corp.
3.00%, 03/10/2025	494,000	484,696
4.63% (C), 03/01/2022 (F)	431,000	405,140
7.00% (C), 02/01/2022 (F)	709,000	806,487
E*TRADE Financial Corp.
4.63%, 09/15/2023	1,295,000	1,320,900
5.38%, 11/15/2022	812,000	859,271
Goldman Sachs Capital I 6.35%, 02/15/2034	1,713,000	2,036,664
Goldman Sachs Group, Inc.
3.75%, 02/25/2026	999,000	1,001,935
5.63%, 01/15/2017	311,000	311,380
Intercontinental Exchange, Inc. 3.75%, 12/01/2025	771,000	790,659
Lazard Group LLC 4.25%, 11/14/2020	1,241,000	1,299,027
Morgan Stanley
2.45%, 02/01/2019, MTN	455,000	458,124
2.80%, 06/16/2020	499,000	503,084
3.95%, 04/23/2027	732,000	724,613
4.88%, 11/01/2022	358,000	383,682
5.55%, 04/27/2017, MTN	309,000	313,090
Raymond James Financial, Inc.
3.63%, 09/15/2026	193,000	188,218
5.63%, 04/01/2024	1,830,000	2,037,824
TD Ameritrade Holding Corp.
2.95%, 04/01/2022	616,000	623,669
3.63%, 04/01/2025	1,227,000	1,245,652

		15,794,115

Chemicals - 0.1%
Air Liquide Finance SA 1.75%, 09/27/2021 (E)	274,000	263,092

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Chemicals (continued)
Ashland LLC 3.88%, 04/15/2018	$ 217,000	$ 222,696

		485,788

Commercial Services & Supplies - 0.0% (D)
Cintas Corp. No. 2 4.30%, 06/01/2021	162,000	171,934

Construction Materials - 0.3%
Martin Marietta Materials, Inc. 4.25%, 07/02/2024	429,000	435,868
Vulcan Materials Co.
4.50%, 04/01/2025	746,000	779,570
7.00%, 06/15/2018	705,000	752,587
7.50%, 06/15/2021	275,000	323,813

		2,291,838

Consumer Finance - 0.7%
Ally Financial, Inc. 8.00%, 12/31/2018	183,000	199,699
American Express Credit Corp. 2.13%, 03/18/2019	1,794,000	1,801,149
Discover Financial Services
3.75%, 03/04/2025	642,000	627,658
3.95%, 11/06/2024	721,000	714,555
General Motors Financial Co., Inc. 3.70%, 05/09/2023	313,000	307,988
Synchrony Financial
2.60%, 01/15/2019	39,000	39,197
3.00%, 08/15/2019	1,039,000	1,052,465
4.50%, 07/23/2025	894,000	918,286

		5,660,997

Containers & Packaging - 0.1%
Ball Corp. 4.38%, 12/15/2020	454,000	474,430

Diversified Financial Services - 0.8%
Berkshire Hathaway, Inc. 3.13%, 03/15/2026	141,000	140,084
Carlyle Holdings Finance LLC 3.88%, 02/01/2023 (E)	1,178,000	1,188,697
LeasePlan Corp. NV 2.50%, 05/16/2018 (E)	1,321,000	1,322,921
Murray Street Investment Trust I 4.65% (G), 03/09/2017	1,064,000	1,069,543
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.
4.88%, 04/15/2045 (E)	789,000	626,351
5.88%, 03/15/2022 (E)	961,000	993,434
Scottrade Financial Services, Inc. 6.13%, 07/11/2021 (E)	239,000	270,221
Voya Financial, Inc. 5.65% (C), 05/15/2053	288,000	283,680

		5,894,931

Diversified Telecommunication Services - 0.6%
BellSouth LLC 4.40%, 04/26/2021 (E)	2,838,000	2,867,089
Verizon Communications, Inc.
1.75%, 08/15/2021	278,000	266,686
2.63%, 08/15/2026	1,571,000	1,446,187
4.13%, 08/15/2046	352,000	318,568

		4,898,530

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities - 0.8%
Duke Energy Corp.
1.80%, 09/01/2021	$ 293,000	$ 282,248
2.65%, 09/01/2026	426,000	397,598
IPALCO Enterprises, Inc. 5.00%, 05/01/2018	385,000	397,513
PPL WEM, Ltd. / Western Power Distribution, Ltd. 5.38%, 05/01/2021 (E)	1,959,000	2,113,796
Southern Co.
2.35%, 07/01/2021	1,173,000	1,153,075
2.95%, 07/01/2023	627,000	618,905
3.25%, 07/01/2026	1,174,000	1,142,573

		6,105,708

Electronic Equipment, Instruments & Components - 0.1%
Trimble, Inc. 4.75%, 12/01/2024	1,116,000	1,130,144

Energy Equipment & Services - 0.4%
Diamond Offshore Drilling, Inc. 5.88%, 05/01/2019 (A)	122,000	126,545
Helmerich & Payne International Drilling Co. 4.65%, 03/15/2025	1,284,000	1,326,721
Hiland Partners Holdings LLC / Hiland Partners Finance Corp. 5.50%, 05/15/2022 (E)	358,000	373,964
Oceaneering International, Inc. 4.65%, 11/15/2024	781,000	770,344
Regency Energy Partners, LP / Regency Energy Finance Corp. 5.88%, 03/01/2022	497,000	546,729

		3,144,303

Equity Real Estate Investment Trusts - 1.2%
Alexandria Real Estate Equities, Inc.
2.75%, 01/15/2020	620,000	618,569
4.50%, 07/30/2029	546,000	546,306
4.60%, 04/01/2022	1,292,000	1,366,848
American Tower Corp.
3.30%, 02/15/2021	865,000	874,852
3.38%, 10/15/2026	982,000	929,651
3.45%, 09/15/2021	84,000	85,087
3.50%, 01/31/2023	147,000	147,445
4.40%, 02/15/2026	470,000	480,271
Crown Castle International Corp.
4.88%, 04/15/2022	1,153,000	1,227,714
5.25%, 01/15/2023	643,000	692,029
Senior Housing Properties Trust 6.75%, 04/15/2020 - 12/15/2021	253,000	277,198
SL Green Realty Corp.
5.00%, 08/15/2018	304,000	316,612
7.75%, 03/15/2020	1,330,000	1,501,487

		9,064,069

Food & Staples Retailing - 0.6%
CVS Health Corp.
2.80%, 07/20/2020	1,523,000	1,545,243
4.75%, 12/01/2022	366,000	397,450
5.00%, 12/01/2024	471,000	515,606
Sysco Corp.
2.50%, 07/15/2021	206,000	203,802
3.30%, 07/15/2026	513,000	503,423

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food & Staples Retailing (continued)
Walgreens Boots Alliance, Inc.
2.60%, 06/01/2021	$ 240,000	$ 238,493
3.10%, 06/01/2023	133,000	132,121
3.45%, 06/01/2026	617,000	605,648
4.65%, 06/01/2046	108,000	109,595

		4,251,381

Food Products - 0.7%
Danone SA
2.08%, 11/02/2021 (E)	838,000	813,779
2.59%, 11/02/2023 (E)	512,000	493,344
Kraft Heinz Foods Co.
2.80%, 07/02/2020	569,000	574,407
3.00%, 06/01/2026 (A)	554,000	520,116
3.50%, 07/15/2022	438,000	444,616
Smithfield Foods, Inc. 5.25%, 08/01/2018 (E)	24,000	24,270
WM Wrigley Jr. Co.
2.40%, 10/21/2018 (E)	1,900,000	1,916,999
3.38%, 10/21/2020 (E)	310,000	318,666

		5,106,197

Health Care Equipment & Supplies - 0.2%
Becton Dickinson and Co. 1.80%, 12/15/2017	480,000	481,091
Life Technologies Corp. 6.00%, 03/01/2020	721,000	785,446

		1,266,537

Health Care Providers & Services - 0.6%
Aetna, Inc.
2.40%, 06/15/2021	524,000	521,627
2.80%, 06/15/2023	379,000	373,318
3.20%, 06/15/2026	1,516,000	1,499,732
Express Scripts Holding Co. 4.50%, 02/25/2026	702,000	722,690
HCA, Inc.
3.75%, 03/15/2019	407,000	418,193
5.38%, 02/01/2025	100,000	100,250
Universal Health Services, Inc.
4.75%, 08/01/2022 (E)	711,000	719,888
5.00%, 06/01/2026 (E)	528,000	514,800

		4,870,498

Hotels, Restaurants & Leisure - 0.2%
1011778 BC ULC / New Red Finance, Inc. 4.63%, 01/15/2022 (E)	1,156,000	1,179,120
Brinker International, Inc. 3.88%, 05/15/2023	659,000	623,579

		1,802,699

Household Durables - 0.6%
DR Horton, Inc.
3.75%, 03/01/2019	604,000	616,080
4.75%, 05/15/2017	89,000	89,779
MDC Holdings, Inc. 5.50%, 01/15/2024	569,000	587,492
Newell Brands, Inc.
3.15%, 04/01/2021	235,000	239,159
3.85%, 04/01/2023	254,000	263,476
4.20%, 04/01/2026	1,394,000	1,455,029
5.00%, 11/15/2023	346,000	371,090

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Household Durables (continued)
Toll Brothers Finance Corp.
4.00%, 12/31/2018	$ 209,000	$ 214,486
4.38%, 04/15/2023	88,000	87,780
5.88%, 02/15/2022	266,000	288,610

		4,212,981

Industrial Conglomerates - 0.1%
General Electric Co. 5.00% (C), 01/21/2021 (F)	807,000	837,424

Insurance - 0.0% (D)
CNO Financial Group, Inc. 4.50%, 05/30/2020	208,000	213,200

IT Services - 0.5%
Fidelity National Information Services, Inc.
3.00%, 08/15/2026	702,000	659,130
3.63%, 10/15/2020	524,000	542,480
4.50%, 10/15/2022	604,000	642,510
5.00%, 03/15/2022	126,000	129,479
Total System Services, Inc. 4.80%, 04/01/2026	1,384,000	1,491,291

		3,464,890

Machinery - 0.1%
CNH Industrial Capital LLC 3.63%, 04/15/2018	494,000	500,175
Xylem, Inc. 3.25%, 11/01/2026	192,000	186,442

		686,617

Media - 0.5%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.25%, 03/15/2021	567,000	584,010
Charter Communications Operating LLC / Charter Communications Operating Capital 4.91%, 07/23/2025	864,000	910,596
Comcast Corp. 2.35%, 01/15/2027	445,000	410,214
Cox Communications, Inc. 3.35%, 09/15/2026 (E)	822,000	784,959
Time Warner Cable LLC 5.85%, 05/01/2017	660,000	669,366
UBM PLC 5.75%, 11/03/2020 (E)	362,000	380,572

		3,739,717

Metals & Mining - 0.1%
ArcelorMittal 7.25%, 02/25/2022	54,000	60,885
Reliance Steel & Aluminum Co. 4.50%, 04/15/2023	667,000	671,058
Steel Dynamics, Inc. 5.00%, 12/15/2026 (E)	66,000	65,753

		797,696

Multi-Utilities - 0.0% (D)
Dominion Resources, Inc.
2.00%, 08/15/2021	94,000	91,159
2.85%, 08/15/2026	139,000	130,136

		221,295

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels - 1.6%
Anadarko Petroleum Corp.
4.85%, 03/15/2021	$ 135,000	$ 144,752
5.55%, 03/15/2026 (A)	734,000	821,537
Antero Resources Corp. 5.38%, 11/01/2021	675,000	690,188
Buckeye Partners, LP 3.95%, 12/01/2026	142,000	138,195
Canadian Natural Resources, Ltd.
5.70%, 05/15/2017	142,000	144,114
5.90%, 02/01/2018	270,000	281,059
Cenovus Energy, Inc. 5.70%, 10/15/2019	18,000	19,255
Cimarex Energy Co.
4.38%, 06/01/2024	248,000	257,907
5.88%, 05/01/2022	459,000	477,122
ConocoPhillips Co.
4.20%, 03/15/2021 (A)	585,000	621,399
4.95%, 03/15/2026	727,000	802,610
Energy Transfer Partners, LP
4.15%, 10/01/2020	291,000	301,342
4.75%, 01/15/2026	352,000	363,912
Hess Corp. 4.30%, 04/01/2027	563,000	560,423
Kinder Morgan Energy Partners, LP
3.95%, 09/01/2022	444,000	455,857
5.00%, 10/01/2021	348,000	370,532
Motiva Enterprises LLC 5.75%, 01/15/2020 (E)	477,000	515,462
MPLX, LP 4.50%, 07/15/2023	175,000	177,733
Phillips 66 Partners, LP 3.61%, 02/15/2025	428,000	419,171
Plains All American Pipeline, LP / PAA Finance Corp. 4.65%, 10/15/2025	868,000	896,759
Sabine Pass Liquefaction LLC 5.00%, 03/15/2027 (E)	833,000	840,289
Spectra Energy Partners, LP 4.75%, 03/15/2024	1,134,000	1,203,911
Tesoro Logistics, LP / Tesoro Logistics Finance Corp. 5.25%, 01/15/2025	202,000	206,293
Western Gas Partners, LP 5.38%, 06/01/2021	689,000	741,058
Williams Cos., Inc. 3.70%, 01/15/2023	239,000	230,635
Williams Partners, LP / ACMP Finance Corp. 4.88%, 05/15/2023 - 03/15/2024	687,000	699,336

		12,380,851

Paper & Forest Products - 0.2%
Georgia-Pacific LLC
3.16%, 11/15/2021 (E)	1,082,000	1,094,886
3.60%, 03/01/2025 (E)	716,000	724,175

		1,819,061

Pharmaceuticals - 0.5%
Actavis Funding SCS 3.00%, 03/12/2020	1,297,000	1,314,980

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Perrigo Finance Unlimited Co.
3.90%, 12/15/2024	$ 576,000	$ 563,859
4.38%, 03/15/2026	250,000	250,255
Shire Acquisitions Investments Ireland DAC
2.40%, 09/23/2021	499,000	482,028
2.88%, 09/23/2023	665,000	632,047
3.20%, 09/23/2026	665,000	621,333

		3,864,502

Professional Services - 0.5%
Total System Services, Inc. 3.80%, 04/01/2021	451,000	465,498
Verisk Analytics, Inc.
4.13%, 09/12/2022	157,000	163,577
4.88%, 01/15/2019	751,000	787,300
5.50%, 06/15/2045	873,000	928,385
5.80%, 05/01/2021	1,510,000	1,680,171

		4,024,931

Real Estate Management & Development - 0.3%
Jones Lang LaSalle, Inc. 4.40%, 11/15/2022	736,000	758,883
Kennedy-Wilson, Inc. 5.88%, 04/01/2024	1,623,000	1,653,431

		2,412,314

Semiconductors & Semiconductor Equipment - 0.5%
National Semiconductor Corp. 6.60%, 06/15/2017	975,000	999,229
NXP BV / NXP Funding LLC
3.88%, 09/01/2022 (E)	680,000	688,500
4.13%, 06/15/2020 - 06/01/2021 (E)	647,000	668,595
4.63%, 06/01/2023 (E)	268,000	281,400
TSMC Global, Ltd. 1.63%, 04/03/2018 (E)	1,501,000	1,495,260

		4,132,984

Software - 0.1%
Cadence Design Systems, Inc. 4.38%, 10/15/2024	1,027,000	1,007,011

Technology Hardware, Storage & Peripherals - 0.2%
Seagate HDD Cayman
4.75%, 01/01/2025	1,208,000	1,150,856
4.88%, 06/01/2027	177,000	159,519
5.75%, 12/01/2034	157,000	133,842

		1,444,217

Textiles, Apparel & Luxury Goods - 0.1%
Hanesbrands, Inc. 4.63%, 05/15/2024 (E)	931,000	903,070

Trading Companies & Distributors - 0.1%
International Lease Finance Corp. 8.75%, 03/15/2017	409,000	414,624

Transportation Infrastructure - 0.2%
Penske Truck Leasing Co., LP / PTL Finance Corp.
2.50%, 06/15/2019 (E)	382,000	382,925
3.38%, 03/15/2018 (E)	1,081,000	1,099,930
4.25%, 01/17/2023 (E)	202,000	209,797
4.88%, 07/11/2022 (E)	83,000	89,068

		1,781,720

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Wireless Telecommunication Services - 0.0% (D)
SBA Tower Trust 2.93%, 12/09/2042 (E)	$ 55,000	$ 55,057

Total Corporate Debt Securities (Cost $146,764,342)		146,014,753

MORTGAGE-BACKED SECURITIES - 1.4%
Banc of America Commercial Mortgage Trust Series 2007-3, Class AJ, 5.55% (C), 06/10/2049	1,103,313	1,117,972
COBALT CMBS Commercial Mortgage Trust Series 2007-C2, Class AJFX, 5.57% (C), 04/15/2047	116,510	116,620
COMM Mortgage Trust Series 2007-C9, Class AJ, 5.65% (C), 12/10/2049	835,061	849,841
Commercial Mortgage Trust Series 2007-GG11, Class AM, 5.87% (C), 12/10/2049	300,525	307,133
Core Industrial Trust
Series 2015-TEXW, Class D,
3.85% (C), 02/10/2034 (E)	869,633	873,369
Series 2015-TEXW, Class E,
3.85% (C), 02/10/2034 (E)	470,000	455,015
Cosmopolitan Hotel Trust
Series 2016-CSMO, Class B,
2.80% (C), 11/15/2033 (E)	153,000	153,767
Series 2016-CSMO, Class D,
4.20% (C), 11/15/2033 (E)	199,000	200,122
Series 2016-CSMO, Class E,
5.35% (C), 11/15/2033 (E)	294,000	295,928
GAHR Commericial Mortgage Trust Series 2015-NRF, Class DFX, 3.38% (C), 12/15/2034 (E)	132,000	131,265
GS Mortgage Securities Corp. II Series 2013-KING, Class E, 3.44% (C), 12/10/2027 (E)	200,000	188,950
Hilton USA Trust
Series 2013-HLT, Class DFX,
4.41%, 11/05/2030 (E)	874	870
Series 2013-HLT, Class EFX,
4.45% (C), 11/05/2030 (E)	102,000	102,152
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2015-SGP, Class B,
3.45% (C), 07/15/2036 (E)	100,000	100,623
Series 2015-SGP, Class D,
5.20% (C), 07/15/2036 (E)	300,000	301,874
Series 2015-UES, Class E,
3.62% (C), 09/05/2032 (E)	236,000	228,404
Series 2016-WIKI, Class C,
3.55%, 10/05/2031 (E)	96,000	96,772
Series 2016-WIKI, Class D,
4.01% (C), 10/05/2031 (E)	146,000	145,279
LB-UBS Commercial Mortgage Trust
Series 2006-C1, Class AJ,
5.28% (C), 02/15/2041	694,294	694,332

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
LB-UBS Commercial Mortgage Trust (continued)
Series 2007-C1, Class AJ,
5.48%, 02/15/2040	$ 1,136,469	$ 1,137,462
Series 2007-C2, Class AM,
5.49% (C), 02/15/2040	82,521	83,205
Series 2007-C7, Class AJ,
6.25% (C), 09/15/2045	219,940	221,765
Starwood Retail Property Trust
Series 2014-STAR, Class D,
3.95% (C), 11/15/2027 (E)	311,000	296,291
Series 2014-STAR, Class E,
4.85% (C), 11/15/2027 (E)	185,000	174,802
Wachovia Bank Commercial Mortgage Trust
Series 2007-C30, Class AM,
5.38%, 12/15/2043	216,321	216,370
Series 2007-C31, Class AJ,
5.66% (C), 04/15/2047	621,224	626,740
Series 2007-C33, Class AJ,
5.97% (C), 02/15/2051	995,719	998,336
Series 2007-C34, Class AJ,
5.94% (C), 05/15/2046	170,309	170,708
Wells Fargo Commercial Mortgage Trust
Series 2014-TISH, Class SCH1,
3.29% (C), 01/15/2027 (E)	73,000	71,207
Series 2014-TISH, Class WTS1,
2.95% (C), 02/15/2027 (E)	894,000	896,568
Series 2014-TISH, Class WTS2,
3.79% (C), 02/15/2027 (E)	35,000	35,006

Total Mortgage-Backed Securities (Cost $11,412,221)		11,288,748

U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.4%
Federal Home Loan Mortgage Corp.
3.50%, 07/01/2029 - 07/01/2046	5,052,477	5,217,022
4.00%, 08/01/2044	744,955	789,093
4.50%, 09/01/2044 - 02/01/2046	4,308,463	4,713,326
5.00%, 06/01/2020 - 07/01/2044	1,987,442	2,204,646
5.50%, 12/01/2028 - 09/01/2041	1,886,846	2,108,549
6.00%, 04/01/2040	143,037	166,957
8.00%, 04/01/2032	78,251	98,914
Federal National Mortgage Association
3.50%, 10/01/2029 - 08/01/2046	12,153,902	12,527,341
4.00%, 03/01/2029 - 06/01/2046	9,200,578	9,762,366
4.50%, 08/01/2041 - 07/01/2046	12,446,426	13,563,987
5.00%, 09/01/2029 - 07/01/2044	1,424,358	1,584,680
5.50%, 03/01/2040 - 05/01/2044	4,287,992	4,786,392
6.00%, 08/01/2022 - 10/01/2038	228,538	249,133
7.00%, 02/01/2039	16,921	20,386
FREMF Mortgage Trust Series 2010-KSCT, Class B, 2.00%, 01/25/2020 (E) (H)	136,308	126,233
Government National Mortgage Association
3.50%, 05/20/2042	21,346	22,375
4.00%, 01/15/2045 - 04/15/2045	2,936,505	3,156,363
4.50%, 05/15/2041 - 08/15/2046	3,136,795	3,449,365
4.90%, 10/15/2034	89,581	102,166
5.00%, 10/15/2039 - 09/20/2045	5,399,302	6,035,788

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association (continued)
5.10%, 01/15/2032	$ 75,590	$ 86,252
5.50%, 09/15/2035 - 07/20/2042	550,508	622,238
6.00%, 11/20/2034 - 02/20/2043	542,330	618,372
7.50%, 08/15/2033	231,897	270,946

Total U.S. Government Agency Obligations (Cost $73,555,794)		72,282,890

U.S. GOVERNMENT OBLIGATIONS - 3.7%
U.S. Treasury - 3.1%
U.S. Treasury Bond 2.25%, 08/15/2046 (A)	930,000	781,963
U.S. Treasury Note
0.75%, 09/30/2018	6,870,000	6,823,572
0.75%, 10/31/2018 (A)	1,730,000	1,717,565
1.00%, 11/30/2018 - 11/15/2019 (A)	5,813,000	5,779,038
1.25%, 10/31/2021 (A)	1,764,000	1,710,530
2.00%, 02/15/2025	387,000	376,660
2.13%, 12/31/2021	2,571,000	2,592,995
2.25%, 11/15/2025	4,359,000	4,303,152

		24,085,475

U.S. Treasury Inflation-Protected Securities - 0.6%
U.S. Treasury Inflation-Indexed Note 0.13%, 07/15/2026	4,706,109	4,550,812

Total U.S. Government Obligations (Cost $28,970,280)		28,636,287

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 5.5%
U.S. Treasury Bill
0.45% (I), 01/12/2017	1,624,000	1,623,838
0.49% (I), 03/16/2017	10,604,000	10,593,396
0.64% (I), 06/22/2017	2,857,000	2,848,643
0.72% (I), 11/09/2017	10,980,000	10,904,666
0.76% (I), 11/09/2017	6,446,000	6,401,774
0.77% (I), 11/09/2017	3,425,000	3,401,501
0.78% (I), 11/09/2017	6,395,000	6,351,124

Total Short-Term U.S. Government Obligations (Cost $42,139,101)		42,124,942

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (I)	16,944,725	16,944,725

Total Securities Lending Collateral (Cost $16,944,725)		16,944,725

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
REPURCHASE AGREEMENT - 0.8%

State Street Bank & Trust Co. 0.03% (I), dated 12/30/2016, to be repurchased at $6,188,943 on 01/03/2017. Collateralized by a U.S. Government Obligation, 2.13%, due 09/30/2021, and with a value of $6,316,702.

	$ 6,188,922	$ 6,188,922

Total Repurchase Agreement (Cost $6,188,922)		6,188,922

Total Investments (Cost $754,303,666) (J)		787,096,913
Net Other Assets (Liabilities) - (2.4)%		(18,676,130)

Net Assets - 100.0%		$ 768,420,783

SECURITY VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$442,559,859	$—	$—	$442,559,859
Preferred Stocks	2,871,455	—	—	2,871,455
Master Limited Partnership	6,753,797	—	—	6,753,797
Asset-Backed Securities	—	11,430,535	—	11,430,535
Corporate Debt Securities	—	146,014,753	—	146,014,753
Mortgage-Backed Securities	—	11,288,748	—	11,288,748
U.S. Government Agency Obligations	—	72,282,890	—	72,282,890
U.S. Government Obligations	—	28,636,287	—	28,636,287
Short-Term U.S. Government Obligations	—	42,124,942	—	42,124,942
Securities Lending Collateral	16,944,725	—	—	16,944,725
Repurchase Agreement	—	6,188,922	—	6,188,922

Total Investments	$469,129,836	$317,967,077	$—	$787,096,913

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $16,573,028. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Floating or variable rate securities. The rates disclosed are as of December 31, 2016.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the total value of 144A securities is $42,463,093, representing 5.5% of the Portfolio’s net assets.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of December 31, 2016; the maturity date disclosed is the ultimate maturity date.
(H)	Illiquid security. At December 31, 2016, value of the illiquid security is $126,233, representing less than 0.1% of the Portfolio’s net assets.
(I)	Rates disclosed reflect the yields at December 31, 2016.
(J)	Aggregate cost for federal income tax purposes is $754,400,859. Aggregate gross unrealized appreciation and depreciation for all securities is $45,763,508 and $13,067,454, respectively. Net unrealized appreciation for tax purposes is $32,696,054.
(K)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Investments, at value (cost $748,114,744) (including securities loaned of $16,573,028)	$780,907,991
Repurchase agreement, at value (cost $6,188,922)	6,188,922
Receivables and other assets:
Shares of beneficial interest sold	108,135
Interest	2,007,341
Dividends	997,279
Tax reclaims	1,840
Net income from securities lending	7,029

Total assets	790,218,537

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	289,761
Investments purchased	3,825,210
Investment management fees	473,546
Distribution and service fees	159,821
Transfer agent costs	1,806
Trustees, CCO and deferred compensation fees	751
Audit and tax fees	22,813
Custody fees	19,348
Legal fees	8,335
Printing and shareholder reports fees	47,893
Other	3,745
Collateral for securities on loan	16,944,725

Total liabilities	21,797,754

Net assets	$768,420,783

Net assets consist of:
Capital stock ($0.01 par value)	$577,810
Additional paid-in capital	720,237,416
Undistributed (distributions in excess of) net investment income (loss)	12,481,263
Accumulated net realized gain (loss)	2,331,047
Net unrealized appreciation (depreciation) on:
Investments	32,793,247

Net assets	$768,420,783

Net assets by class:
Initial Class	$9,867,802
Service Class	758,552,981

Shares outstanding:
Initial Class	732,487
Service Class	57,048,525

Net asset value and offering price per share:
Initial Class	$13.47
Service Class	13.30

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income	$9,599,658
Interest income	8,153,436
Net income (loss) from securities lending	61,179
Withholding taxes on foreign income	38

Total investment income	17,814,311

Expenses:
Investment advisory fees	707,354
Investment management fees	4,388,209
Distribution and service fees:
Service Class	1,722,127
Administration fees	29,981
Transfer agent costs	10,528
Trustees, CCO and deferred compensation fees	17,369
Audit and tax fees	39,092
Custody fees	105,698
Legal fees	37,126
Printing and shareholder reports fees	60,622
Other	19,665

Total expenses before waiver and/or reimbursement and recapture	7,137,771

Reimbursement of custody fees (A)	(18,723)

Net expenses	7,119,048

Net investment income (loss)	10,695,263

Net realized gain (loss) on:
Investments	3,953,207
Foreign currency transactions	149,496

Net realized gain (loss)	4,102,703

Net change in unrealized appreciation (depreciation) on:
Investments	16,135,733
Translation of assets and liabilities denominated in foreign currencies	(94,063)

Net change in unrealized appreciation (depreciation)	16,041,670

Net realized and change in unrealized gain (loss)	20,144,373

Net increase (decrease) in net assets resulting from operations	$30,839,636

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$10,695,263	$7,920,305
Net realized gain (loss)	4,102,703	6,217,885
Net change in unrealized appreciation (depreciation)	16,041,670	(14,978,215)

Net increase (decrease) in net assets resulting from operations	30,839,636	(840,025)

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(119,199)	(95,879)
Service Class	(7,533,231)	(4,305,490)

Total dividends and/or distributions from net investment income	(7,652,430)	(4,401,369)

Net realized gains:
Initial Class	(84,657)	(249,683)
Service Class	(6,256,782)	(13,157,447)

Total dividends and/or distributions from net realized gains	(6,341,439)	(13,407,130)

Total dividends and/or distributions to shareholders	(13,993,869)	(17,808,499)

Capital share transactions:
Proceeds from shares sold:
Initial Class	616,479	698,299
Service Class	139,729,461	230,672,785

	140,345,940	231,371,084

Dividends and/or distributions reinvested:
Initial Class	203,856	345,562
Service Class	13,790,013	17,462,937

	13,993,869	17,808,499

Cost of shares redeemed:
Initial Class	(1,305,847)	(1,084,620)
Service Class	(29,046,223)	(3,416,090)

	(30,352,070)	(4,500,710)

Net increase (decrease) in net assets resulting from capital share transactions	123,987,739	244,678,873

Net increase (decrease) in net assets	140,833,506	226,030,349

Net assets:
Beginning of year	627,587,277	401,556,928

End of year	$768,420,783	$627,587,277

Undistributed (distributions in excess of) net investment income (loss)	$12,481,263	$8,704,941

Capital share transactions - shares:
Shares issued:
Initial Class	46,922	51,655
Service Class	10,820,651	17,221,861

	10,867,573	17,273,516

Shares reinvested:
Initial Class	15,351	26,955
Service Class	1,051,068	1,377,203

	1,066,419	1,404,158

Shares redeemed:
Initial Class	(99,721)	(80,593)
Service Class	(2,236,880)	(257,270)

	(2,336,601)	(337,863)

Net increase (decrease) in shares outstanding:
Initial Class	(37,448)	(1,983)
Service Class	9,634,839	18,341,794

	9,597,391	18,339,811

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$13.18		$13.60	$12.66	$10.70	$9.49

Investment operations:
Net investment income (loss) (A)	0.23	(B)	0.24	0.21	0.17	0.18
Net realized and unrealized gain (loss)	0.33		(0.21)	0.83	1.88	1.03

Total investment operations	0.56		0.03	1.04	2.05	1.21

Dividends and/or distributions to shareholders:
Net investment income	(0.16)		(0.12)	(0.10)	(0.09)	—
Net realized gains	(0.11)		(0.33)	—	—	—

Total dividends and/or distributions to shareholders	(0.27)		(0.45)	(0.10)	(0.09)	—

Net asset value, end of year	$13.47		$13.18	$13.60	$12.66	$10.70

Total return (C)	4.33%		0.34%	8.19%	19.27%	12.75%

Ratio and supplemental data:
Net assets end of year (000’s)	$9,868		$10,148	$10,495	$9,777	$9,212
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%		0.79%	0.81%	0.84%	0.86%
Including waiver and/or reimbursement and recapture	0.77	%(B)	0.79%	0.81%	0.84%	0.88%
Net investment income (loss) to average net assets	1.77	%(B)	1.76%	1.63%	1.43%	1.72%
Portfolio turnover rate	84%		75%	84%	69%	71%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:

Service Class
December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$13.02	$13.45	$12.55	$10.62	$9.44

Investment operations:
Net investment income (loss) (A)	0.20	(B)	0.20	0.18	0.14	0.15
Net realized and unrealized gain (loss)	0.33	(0.20)	0.80	1.87	1.03

Total investment operations	0.53	0.00	(C)	0.98	2.01	1.18

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.10)	(0.08)	(0.08)	—
Net realized gains	(0.11)	(0.33)	—	—	—

Total dividends and/or distributions to shareholders	(0.25)	(0.43)	(0.08)	(0.08)	—

Net asset value, end of year	$13.30	$13.02	$13.45	$12.55	$10.62

Total return (D)	4.12%	0.12%	7.83%	19.02%	12.50%

Ratio and supplemental data:
Net assets end of year (000’s)	$758,553	$617,439	$391,062	$221,099	$82,817
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.03%	1.04%	1.06%	1.09%	1.11%
Including waiver and/or reimbursement and recapture	1.02	%(B)	1.04%	1.06%	1.09%	1.13%
Net investment income (loss) to average net assets	1.53	%(B)	1.51%	1.39%	1.20%	1.50%
Portfolio turnover rate	84%	75%	84%	69%	71%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Janus Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2016, commissions recaptured are $10,032.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2016, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

4. SECURITIES AND OTHER INVESTMENTS (continued)

Restricted and illiquid securities held at December 31, 2016, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2016, if any, are included within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$4,915,752	$—	$—	$—	$4,915,752
Corporate Debt Securities	1,899,767	—	—	—	1,899,767
U.S. Government Obligations	10,129,206	—	—	—	10,129,206
Total Securities Lending Transactions	$16,944,725	$—	$—	$—	$16,944,725
Total Borrowings	$16,944,725	$—	$—	$—	$16,944,725

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (“OTC”).

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2016, if any, are listed within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2016.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts (A)	$—	$148,560	$—	$—	$—	$148,560
Total	$—	$148,560	$—	$—	$—	$148,560

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts (B)	$—	$(94,063)	$—	$—	$—	$(94,063)
Total	$—	$(94,063)	$—	$—	$—	$(94,063)

(A)	Included within Net realized gain (loss) on transactions from Foreign currency transactions within the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies within Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2016.

Forward Foreign Currency Contracts at Contract Amount
Purchased	Sold
$ 572,717	$ 1,869,561

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
First $250 million	0.760%	0.730%
Over $250 million up to $500 million	0.730%	0.700%
Over $500 million up to $1 billion	0.705%	0.675%
Over $1 billion	0.680%	0.650%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.90%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

8. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	98.16%	98.16%
Service Class	1	90.69%	90.69%

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 394,263,789	$ 260,641,779	$ 288,403,257	$ 288,276,001

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, partnership basis adjustments, deficiency dividend, passive loss deferral, and convertible preferred stock interest. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to passive foreign investment company gains and losses, foreign currency gains and losses, paydown gain/loss,

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

equalization, distribution reclasses for REITs and convertible preferred stock interest. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ 180,343	$ 733,489	$ (913,832)

As of December 31, 2016, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 7,652,430	$ 6,341,439	$ —	$ 6,644,076	$ 11,164,423	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 11,137,367	$ 3,755,781	$ —	$ —	$ 16,355	$ 32,696,054

11. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Janus Balanced VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Janus Balanced VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Janus Balanced VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $6,341,439 for the year ended December 31, 2016.

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Mid-Cap Growth VP

(formerly, Transamerica Morgan Stanley Mid-Cap Growth VP)

(unaudited)

MARKET ENVIRONMENT

Stocks registered gains in 2016, but experienced brief bouts of volatility. Equities started the year lower due to concerns about the health of the Chinese economy and fear about how falling oil prices could affect the energy sector. The United Kingdom’s decision to leave the European Union in the June 2016 referendum (“Brexit”) jolted markets, but investors soon regained their composure and sent shares higher. Stocks climbed after the November U.S. presidential election on expectations that the new administration would champion pro-growth initiatives.

A recovery in crude oil and other commodity prices after the early-year plunge propelled energy and materials stocks, resulting in those sectors being among the year’s best performers. Other cyclical sectors such as financials and industrials also registered gains. Given the bias toward improving economic growth, several historically defensive sectors including utilities, consumer staples and health care lagged the broader market.

PERFORMANCE

For year ended December 31, 2016, Transamerica Janus Mid-Cap Growth VP, Initial Class returned (2.04)%. By comparison, its benchmark, the Russell Midcap® Growth Index, returned 7.33%.

STRATEGY REVIEW

Since the transition of the Portfolio’s management to Janus Capital Management LLC on May 2, 2016, our stock selection in industrials and health care contributed significantly to relative performance, as did our underweight in consumer staples and consumer discretionary. Gains from being overweight technology were not sufficient to offset negative stock selection within that sector, and stock selection was also modestly negative in telecommunication services.

TD Ameritrade Holding Corp. was a significant contributor. The prospect of rising interest rates, which historically have boosted earnings from reinvesting customers’ cash, lifted the stock. That said, we don’t hold the stock as a call on the direction of interest rates. We believe online brokers such as TD Ameritrade Holding Corp. benefit as younger investors continue to gravitate toward online brands that allow them to take a do-it-yourself approach to retirement planning. Further, we believe TD Ameritrade Holding Corp.’s recent acquisition of Scottrade has expanded its scale, and has given the company an opportunity to improve margins as it realizes cost synergies from the acquisition.

Xilinx, Inc. was another large contributor from an absolute perspective. The company manufactures programmable logic devices. We believe the company’s field programmable gate arrays are well positioned to take share from semiconductor companies that provide application-specific integrated circuits (“ASICs”) for electronic systems, because the cost of designing an ASIC is getting prohibitively expensive for many applications as semiconductors get smaller. We also believe that Xilinx, Inc. has laid solid groundwork for emerging artificial intelligence applications, and that it is a strategic asset with business lines that are attractive to larger companies within the semiconductor industry.

Athenahealth, Inc. was a large detractor. Concerns about the company’s growth in 2017 weighed on the stock in the fourth quarter, as did uncertainty about the Trump administration’s commitment to motivating health-care companies to adopt better health-care technology infrastructure. We view both issues as transitory. Late in the period, the company issued new guidance for 2017 that was more positive. Athenahealth, Inc.’s cloud-based software services for electronic health records, revenue cycle management and patient care coordination have been designed to remove inefficiency from the health care system. The business rationale for adopting these services remains compelling, independent of the tax incentives for health care companies to adopt new technology that have been in place in recent years.

Gildan Activewear, Inc. was another detractor from an absolute perspective. Weak department store foot traffic has led to weaker sales of the company’s branded apparel. Sales growth for the company’s print-screen T-shirt business have also been pressured as the company used lower cotton prices to lower their sales prices. Despite the near-term headwinds, we continue to like the stock. The company is a leading supplier of quality-branded basic family apparel, including T-shirts, fleece, sport shirts, socks and underwear. We believe Gildan Activewear, Inc. has a cost advantage over other competing basic wear brands and that consumers tend to flock toward companies that offer similar quality products at a lower price than competition.

During the period, the Portfolio used derivatives. These positions detracted from performance.

Brian Demain, CFA

Cody Wheaton, CFA

Co-Portfolio Managers

Janus Capital Management LLC

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Mid-Cap Growth VP

(formerly, Transamerica Morgan Stanley Mid-Cap Growth VP)

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	(2.04)%	7.15%	6.43%	03/01/1993
Russell Midcap® Growth Index (A)	7.33%	13.51%	7.83%
Service Class	(2.30)%	6.87%	6.15%	05/01/2003

(A) The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results, may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Mid-Cap Growth VP

(formerly, Transamerica Morgan Stanley Mid-Cap Growth VP)

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,064.00	$4.36	$1,020.90	$4.27	0.84%
Service Class	1,000.00	1,062.50	5.65	1,019.70	5.53	1.09

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	97.0%
Securities Lending Collateral	3.9
Repurchase Agreement	3.5
Convertible Preferred Stocks	0.1
Net Other Assets (Liabilities)	(4.5)
Total	100.0%

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Mid-Cap Growth VP

(formerly, Transamerica Morgan Stanley Mid-Cap Growth VP)

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 97.0%
Aerospace & Defense - 1.4%
Teledyne Technologies, Inc. (A)	82,158	$ 10,105,434

Air Freight & Logistics - 0.8%
Expeditors International of Washington, Inc.	118,014	6,250,021

Airlines - 1.2%
Ryanair Holdings PLC, ADR (A)	107,260	8,930,468

Banks - 0.5%
SVB Financial Group (A)	22,683	3,893,764

Biotechnology - 2.6%
AbbVie, Inc., Class G	71,130	4,454,161
Celgene Corp. (A)	84,114	9,736,195
DBV Technologies SA, ADR (A)	58,236	2,045,831
TESARO, Inc. (A) (B)	23,079	3,103,664

		19,339,851

Building Products - 1.7%
A.O. Smith Corp.	139,292	6,595,476
Allegion PLC	53,333	3,413,312
Masco Corp.	85,416	2,700,854

		12,709,642

Capital Markets - 5.9%
FactSet Research Systems, Inc.	26,822	4,383,520
LPL Financial Holdings, Inc.	273,538	9,631,273
Moody’s Corp.	30,983	2,920,767
MSCI, Inc., Class A	107,959	8,505,010
TD Ameritrade Holding Corp.	427,960	18,659,056

		44,099,626

Chemicals - 0.4%
Potash Corp. of Saskatchewan, Inc.	162,021	2,930,960

Commercial Services & Supplies - 1.8%
Edenred	231,228	4,584,481
Ritchie Bros Auctioneers, Inc. (B)	268,960	9,144,640

		13,729,121

Containers & Packaging - 2.0%
Crown Holdings, Inc. (A)	58,467	3,073,610
Sealed Air Corp., Class A	267,012	12,106,324

		15,179,934

Distributors - 0.4%
LKQ Corp. (A)	98,320	3,013,508

Diversified Consumer Services - 1.3%
ServiceMaster Global Holdings, Inc. (A)	261,210	9,839,781

Electrical Equipment - 3.1%
AMETEK, Inc., Class A	99,677	4,844,302
Sensata Technologies Holding NV (A)	474,184	18,469,467

		23,313,769

Electronic Equipment, Instruments & Components - 6.7%
Amphenol Corp., Class A	144,740	9,726,528
Belden, Inc.	99,550	7,443,353
Flex, Ltd. (A)	627,203	9,012,907
National Instruments Corp.	314,686	9,698,623
TE Connectivity, Ltd.	207,762	14,393,751

		50,275,162

Equity Real Estate Investment Trusts - 4.8%
Crown Castle International Corp.	171,279	14,861,879
Equinix, Inc.	10,671	3,813,922
Lamar Advertising Co., Class A	256,020	17,214,785

		35,890,586

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies - 8.5%
Boston Scientific Corp. (A)	705,715	$ 15,264,616
Cooper Cos., Inc.	26,381	4,614,828
DexCom, Inc. (A)	67,456	4,027,123
Intuitive Surgical, Inc. (A)	6,094	3,864,632
Masimo Corp. (A)	46,903	3,161,262
STERIS PLC	157,039	10,582,858
Teleflex, Inc.	48,313	7,785,640
Varian Medical Systems, Inc. (A)	159,526	14,322,244

		63,623,203

Health Care Providers & Services - 1.2%
Henry Schein, Inc. (A)	58,945	8,942,546

Health Care Technology - 1.3%
athenahealth, Inc. (A) (B)	93,670	9,851,274

Hotels, Restaurants & Leisure - 2.1%
Dunkin’ Brands Group, Inc.	224,002	11,746,665
Norwegian Cruise Line Holdings, Ltd. (A)	99,778	4,243,558

		15,990,223

Industrial Conglomerates - 0.7%
Roper Technologies, Inc.	29,531	5,406,535

Insurance - 2.1%
Aon PLC	119,130	13,286,569
Arthur J. Gallagher & Co.	44,136	2,293,306

		15,579,875

Internet Software & Services - 3.0%
Cimpress NV (A)	122,152	11,190,345
CoStar Group, Inc. (A)	48,701	9,179,652
Dropbox, Inc. (A) (C) (D) (E) (F)	423,376	2,091,477

		22,461,474

IT Services - 8.5%
Amdocs, Ltd.	222,385	12,953,926
Broadridge Financial Solutions, Inc.	125,587	8,326,418
Fidelity National Information Services, Inc.	75,866	5,738,504
Gartner, Inc. (A)	60,431	6,107,761
Global Payments, Inc.	96,375	6,689,389
Jack Henry & Associates, Inc.	87,593	7,776,507
Vantiv, Inc., Class A (A)	59,185	3,528,610
WEX, Inc. (A)	111,760	12,472,416

		63,593,531

Leisure Products - 0.5%
Polaris Industries, Inc. (B)	48,987	4,036,039

Life Sciences Tools & Services - 4.4%
PerkinElmer, Inc.	248,676	12,968,454
Quintiles IMS Holdings, Inc. (A)	158,445	12,049,742
Waters Corp. (A)	57,511	7,728,903

		32,747,099

Machinery - 1.5%
Middleby Corp. (A)	34,805	4,483,232
Stanley Black & Decker, Inc.	21,743	2,493,705
Wabtec Corp. (B)	45,912	3,811,614

		10,788,551

Media - 1.5%
Interpublic Group of Cos., Inc.	169,500	3,967,995
Omnicom Group, Inc.	88,392	7,523,043

		11,491,038

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Mid-Cap Growth VP

(formerly, Transamerica Morgan Stanley Mid-Cap Growth VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Multiline Retail - 1.1%
Dollar General Corp.	63,877	$ 4,731,370
Dollar Tree, Inc. (A)	46,879	3,618,121

		8,349,491

Oil, Gas & Consumable Fuels - 0.9%
World Fuel Services Corp.	142,936	6,562,192

Professional Services - 3.0%
Equifax, Inc.	30,355	3,588,872
IHS Markit, Ltd. (A)	141,565	5,012,816
Verisk Analytics, Inc., Class A (A)	174,636	14,175,204

		22,776,892

Road & Rail - 1.6%
Canadian Pacific Railway, Ltd.	38,416	5,484,652
Old Dominion Freight Line, Inc. (A)	74,155	6,361,758

		11,846,410

Semiconductors & Semiconductor Equipment - 7.4%
KLA-Tencor Corp.	137,253	10,799,066
Lam Research Corp.	85,384	9,027,650
Maxim Integrated Products, Inc., Class A	74,004	2,854,334
Microchip Technology, Inc. (B)	115,150	7,386,873
ON Semiconductor Corp. (A)	853,621	10,892,204
Xilinx, Inc.	243,241	14,684,459

		55,644,586

Software - 8.1%
Atlassian Corp. PLC, Class A (A)	289,861	6,979,853
Cadence Design Systems, Inc. (A)	420,333	10,600,798
Constellation Software, Inc.	27,420	12,460,053
Intuit, Inc.	69,543	7,970,323
Nice, Ltd., ADR	164,801	11,331,717
SS&C Technologies Holdings, Inc.	385,226	11,017,464

		60,360,208

Specialty Retail - 2.1%
Five Below, Inc. (A)	88,847	3,550,326
O’Reilly Automotive, Inc. (A)	16,427	4,573,441
Tractor Supply Co.	38,109	2,889,043
Williams-Sonoma, Inc., Class A (B)	89,624	4,336,906

		15,349,716

Textiles, Apparel & Luxury Goods - 2.9%
Carter’s, Inc.	54,323	4,692,964
Coach, Inc., Class A	73,024	2,557,301
Gildan Activewear, Inc., Class A (B)	417,165	10,583,476
Wolverine World Wide, Inc.	189,298	4,155,091

		21,988,832

Total Common Stocks (Cost $679,119,352)		726,891,342

CONVERTIBLE PREFERRED STOCKS - 0.1%
Electronic Equipment, Instruments & Components - 0.1%
Belden, Inc. 6.75%	8,000	845,360

Internet Software & Services - 0.0% (G)
Dropbox, Inc. 0.00%(A) (C) (D) (E) (F)	41,951	207,238

Total Convertible Preferred Stocks (Cost $1,179,619)		1,052,598

	Shares	Value
SECURITIES LENDING COLLATERAL - 3.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (H)	29,426,155	$ 29,426,155

Total Securities Lending Collateral (Cost $29,426,155)		29,426,155

	Principal	Value
REPURCHASE AGREEMENT - 3.5%
State Street Bank & Trust Co. 0.03% (H), dated 12/30/2016, to be repurchased at $26,282,025 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 08/31/2022, and with a value of $26,812,378.	$ 26,281,938	26,281,938

Total Repurchase Agreement (Cost $26,281,938)		26,281,938

Total Investments (Cost $736,007,064) (I)		783,652,033
Net Other Assets (Liabilities) - (4.5)%		(33,947,627)

Net Assets - 100.0%		$ 749,704,406

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Mid-Cap Growth VP

(formerly, Transamerica Morgan Stanley Mid-Cap Growth VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION:

Valuation Inputs (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (K)	Value
ASSETS
Investments
Common Stocks	$720,215,384	$4,584,481	$2,091,477	$726,891,342
Convertible Preferred Stocks	845,360	—	207,238	1,052,598
Securities Lending Collateral	29,426,155	—	—	29,426,155
Repurchase Agreement	—	26,281,938	—	26,281,938

Total Investments	$750,486,899	$30,866,419	$2,298,715	$783,652,033

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $28,798,981. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2016, total value of securities is $2,298,715, representing 0.3% of the Portfolio’s net assets.
(D)	Securities are Level 3 of the fair value hierarchy.
(E)	Illiquid securities. At December 31, 2016, total value of illiquid securities is $2,298,715, representing 0.3% of the Portfolio’s net assets.
(F)	Restricted securities. At December 31, 2016, the restricted securities held by the Portfolio are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Common Stocks	Dropbox, Inc.	05/01/2012	$3,831,172	$2,091,477	0.3%

Convertible Preferred Stocks	Dropbox, Inc., 0.00%	05/25/2012	379,619	207,238	0.0	(G)

Total			$4,210,791	$2,298,715	0.3%

(G)	Percentage rounds to less than 0.1% or (0.1)%.
(H)	Rates disclosed reflect the yields at December 31, 2016.
(I)	Aggregate cost for federal income tax purposes is $737,193,530. Aggregate gross unrealized appreciation and depreciation for all securities is $58,380,631 and $11,922,128, respectively. Net unrealized appreciation for tax purposes is $46,458,503.
(J)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(K)	Level 3 securities were not considered significant to the Portfolio.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Mid-Cap Growth VP

(formerly, Transamerica Morgan Stanley Mid-Cap Growth VP)

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Investments, at value (cost $709,725,126) (including securities loaned of $28,798,981)	$757,370,095
Repurchase agreement, at value (cost $26,281,938)	26,281,938
Foreign currency, at value (cost $1)	1
Receivables and other assets:
Shares of beneficial interest sold	162,182
Investments sold	282,892
Interest	44
Dividends	328,914
Tax reclaims	22,673
Net income from securities lending	4,314

Total assets	784,453,053

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	95,611
Investments purchased	4,439,560
Investment management fees	515,753
Distribution and service fees	21,049
Transfer agent costs	1,904
Trustees, CCO and deferred compensation fees	727
Audit and tax fees	18,732
Custody fees	20,832
Legal fees	9,626
Printing and shareholder reports fees	179,941
Other	18,757
Collateral for securities on loan	29,426,155

Total liabilities	34,748,647

Net assets	$749,704,406

Net assets consist of:
Capital stock ($0.01 par value)	$298,715
Additional paid-in capital	696,860,142
Undistributed (distributions in excess of) net investment income (loss)	587,789
Accumulated net realized gain (loss)	4,315,033
Net unrealized appreciation (depreciation) on:
Investments	47,644,969
Translation of assets and liabilities denominated in foreign currencies	(2,242)

Net assets	$749,704,406

Net assets by class:
Initial Class	$651,049,813
Service Class	98,654,593

Shares outstanding:
Initial Class	25,807,283
Service Class	4,064,198

Net asset value and offering price per share:
Initial Class	$25.23
Service Class	24.27

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income	$5,026,939
Interest income	4,479
Net income (loss) from securities lending	903,498
Withholding taxes on foreign income	(77,642)

Total investment income	5,857,274

Expenses:
Investment advisory fees	713,160
Investment management fees	3,827,360
Distribution and service fees:
Service Class	241,939
Administration fees	26,743
Transfer agent costs	8,316
Trustees, CCO and deferred compensation fees	15,118
Audit and tax fees	24,598
Custody fees	60,326
Legal fees	34,844
Printing and shareholder reports fees	202,623
Other	17,120

Total expenses before waiver and/or reimbursement and recapture	5,172,147

Reimbursement of custody fees (A)	(87,501)

Net expenses	5,084,646

Net investment income (loss)	772,628

Net realized gain (loss) on:
Investments	4,689,911
Foreign currency transactions	60,608

Net realized gain (loss)	4,750,519

Net change in unrealized appreciation (depreciation) on:
Investments	(24,541,132)
Translation of assets and liabilities denominated in foreign currencies	(2,242)

Net change in unrealized appreciation (depreciation)	(24,543,374)

Net realized and change in unrealized gain (loss)	(19,792,855)

Net increase (decrease) in net assets resulting from operations	$(19,020,227)

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Mid-Cap Growth VP

(formerly, Transamerica Morgan Stanley Mid-Cap Growth VP)

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$772,628	$(6,065,466)
Net realized gain (loss)	4,750,519	50,269,392
Net change in unrealized appreciation (depreciation)	(24,543,374)	(74,140,873)

Net increase (decrease) in net assets resulting from operations	(19,020,227)	(29,936,947)

Dividends and/or distributions to shareholders:
Net realized gains:
Initial Class	(42,906,138)	(89,617,316)
Service Class	(9,474,466)	(17,846,105)

Total dividends and/or distributions from net realized gains	(52,380,604)	(107,463,421)

Capital share transactions:
Proceeds from shares sold:
Initial Class	11,463,115	15,189,671
Service Class	11,668,088	15,154,638

	23,131,203	30,344,309

Issued from fund acquisition:
Initial Class	194,579,225	—
Service Class	352,700	—

	194,931,925	—

Dividends and/or distributions reinvested:
Initial Class	42,906,138	89,617,316
Service Class	9,474,466	17,846,105

	52,380,604	107,463,421

Cost of shares redeemed:
Initial Class	(60,309,269)	(238,529,588)
Service Class	(17,849,428)	(17,442,551)

	(78,158,697)	(255,972,139)

Net increase (decrease) in net assets resulting from capital share transactions	192,285,035	(118,164,409)

Net increase (decrease) in net assets	120,884,204	(255,564,777)

Net assets:
Beginning of year	628,820,202	884,384,979

End of year	$749,704,406	$628,820,202

Undistributed (distributions in excess of) net investment income (loss)	$587,789	$—

Capital share transactions - shares:
Shares issued:
Initial Class	446,587	451,512
Service Class	474,439	464,089

	921,026	915,601

Shares issued on fund acquisition:
Initial Class	7,608,062	—
Service Class	14,331	—

	7,622,393	—

Shares reinvested:
Initial Class	1,727,300	3,202,906
Service Class	396,090	658,285

	2,123,390	3,861,191

Shares redeemed:
Initial Class	(2,368,618)	(6,916,220)
Service Class	(731,235)	(557,730)

	(3,099,853)	(7,473,950)

Net increase (decrease) in shares outstanding:
Initial Class	7,413,331	(3,261,802)
Service Class	153,625	564,644

	7,566,956	(2,697,158)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Mid-Cap Growth VP

(formerly, Transamerica Morgan Stanley Mid-Cap Growth VP)

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015	December 31, 2014		December 31, 2013	December 31, 2012
Net asset value, beginning of year	$28.35		$35.49	$37.94		$28.05	$27.13

Investment operations:
Net investment income (loss) (A)	0.04	(B)	(0.25)	0.02		(0.02)	0.26
Net realized and unrealized gain (loss)	(0.66)		(1.61)	(0.00	)(C)	10.87	2.14

Total investment operations	(0.62)		(1.86)	0.02		10.85	2.40

Dividends and/or distributions to shareholders:
Net investment income	—		—	—		(0.27)	—
Net realized gains	(2.50)		(5.28)	(2.47)		(0.69)	(1.48)

Total dividends and/or distributions to shareholders	(2.50)		(5.28)	(2.47)		(0.96)	(1.48)

Net asset value, end of year	$25.23		$28.35	$35.49		$37.94	$28.05

Total return (D)	(2.04)%		(5.03)%	0.02%		39.14%	9.08%

Ratio and supplemental data:
Net assets end of year (000’s)	$651,050		$521,496	$768,562		$839,396	$643,715
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%		0.87%	0.88%		0.88%	0.90%
Including waiver and/or reimbursement and recapture	0.86	%(B)	0.87%	0.88%		0.88%	0.90%
Net investment income (loss) to average net assets	0.17	%(B)	(0.76)%	0.05%		(0.05)%	0.92%
Portfolio turnover rate	123%		21%	43%		49%	31%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014		December 31, 2013	December 31, 2012
Net asset value, beginning of year	$27.44		$34.62	$37.16		$27.49	$26.69

Investment operations:
Net investment income (loss) (A)	(0.01	)(B)	(0.33)	(0.07)		(0.10)	0.19
Net realized and unrealized gain (loss)	(0.66)		(1.57)	(0.00	)(C)	10.66	2.09

Total investment operations	(0.67)		(1.90)	(0.07)		10.56	2.28

Dividends and/or distributions to shareholders:
Net investment income	—		—	—		(0.20)	—
Net realized gains	(2.50)		(5.28)	(2.47)		(0.69)	(1.48)

Total dividends and/or distributions to shareholders	(2.50)		(5.28)	(2.47)		(0.89)	(1.48)

Net asset value, end of year	$24.27		$27.44	$34.62		$37.16	$27.49

Total return (D)	(2.30)%		(5.26)%	(0.23)%		38.83%	8.78%

Ratio and supplemental data:
Net assets end of year (000’s)	$98,654		$107,324	$115,823		$118,292	$86,353
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12%		1.12%	1.13%		1.13%	1.15%
Including waiver and/or reimbursement and recapture	1.11	%(B)	1.12%	1.13%		1.13%	1.15%
Net investment income (loss) to average net assets	(0.04	)%(B)	(1.02)%	(0.20)%		(0.30)%	0.66%
Portfolio turnover rate	123%		21%	43%		49%	31%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Mid-Cap Growth VP

(formerly, Transamerica Morgan Stanley Mid-Cap Growth VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective May 1, 2016, Transamerica Morgan Stanley Mid-Cap Growth VP changed its name to Transamerica Janus Mid-Cap Growth VP (the “Portfolio”). The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Mid-Cap Growth VP

(formerly, Transamerica Morgan Stanley Mid-Cap Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2016, commissions recaptured are $12,983.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Mid-Cap Growth VP

(formerly, Transamerica Morgan Stanley Mid-Cap Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Mid-Cap Growth VP

(formerly, Transamerica Morgan Stanley Mid-Cap Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2016, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2016, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Mid-Cap Growth VP

(formerly, Transamerica Morgan Stanley Mid-Cap Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$29,426,155	$—	$—	$—	$29,426,155
Total Borrowings	$29,426,155	$—	$—	$—	$29,426,155

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Mid-Cap Growth VP

(formerly, Transamerica Morgan Stanley Mid-Cap Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on foreign currency: The Portfolio may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2016.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$(261,087)	$—	$—	$—	$(261,087)
Total	$—	$(261,087)	$—	$—	$—	$(261,087)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$(1,312,937)	$—	$—	$—	$(1,312,937)
Total	$—	$(1,312,937)	$—	$—	$—	$(1,312,937)

(A)	Included within Net realized gain (loss) on transactions from Investments within the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments within the Statement of Operations.

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Mid-Cap Growth VP

(formerly, Transamerica Morgan Stanley Mid-Cap Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2016.

Purchased Options and Swaptions at value
Calls	Puts
$ 420,911	$ —

7. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Small and medium capitalization risk: Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions than large capitalization companies. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate, and may offer greater potential for losses.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Current Management Fee	Management Fee Effective March 1, 2016 Through April 30, 2016	Advisory Fee Prior to March 1, 2016
First $500 million	0.805%	0.830%	0.800%
Over $500 million up to $1 billion	0.770%	0.830%	0.800%
Over $1 billion	0.750%	0.805%	0.775%

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Mid-Cap Growth VP

(formerly, Transamerica Morgan Stanley Mid-Cap Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
1.00%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Mid-Cap Growth VP

(formerly, Transamerica Morgan Stanley Mid-Cap Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: Brokerage commissions incurred on security transactions placed with affiliates of the adviser or sub adviser.

For the year ended December 31, 2016, brokerage commissions are $441.

9. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	4	84.63%	84.63%
Service Class	2	87.93%	64.25%

10. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 681,254,530	$ —	$ 705,734,499	$ —

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and REIT basis adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to wash sales, adjustments relating to the Transamerica Voya Mid Cap Opportunities merger, REIT basis adjustments and foreign currency gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ 229,351	$ (184,839)	$ (44,512)

As of December 31, 2016, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Mid-Cap Growth VP

(formerly, Transamerica Morgan Stanley Mid-Cap Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ —	$ 52,380,604	$ —	$ 6,298,345	$ 101,165,076	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 587,789	$ 5,501,499	$ —	$ —	$ —	$ 46,456,261

12. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

13. REORGANIZATION

Following the close of business on December 16, 2016, Transamerica Janus Mid-Cap Growth VP acquired all of the net assets of Transamerica Voya Mid Cap Opportunities VP pursuant to a Plan of Reorganization. Transamerica Janus Mid-Cap Growth VP is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 7,622,393 shares of Transamerica Janus Mid-Cap Growth VP for 16,694,645 shares of Transamerica Voya Mid Cap Opportunities VP, Inc. outstanding on December 16, 2016. Transamerica Voya Mid Cap Opportunities VP’s net assets at that date, $194,931,925, including $19,366,026 unrealized appreciation, were combined with those of Transamerica Janus Mid-Cap Growth VP. The aggregate net assets of Transamerica Janus Mid-Cap Growth VP immediately before the acquisition were $566,414,224; the combined net assets of Transamerica Janus Mid-Cap Growth VP immediately after the acquisition were $761,346,149.

Shares issued to Transamerica Voya Mid Cap Opportunities VP shareholders are as follows:

Class	Shares	Amount
Initial	7,608,062	$ 194,579,225
Service	14,331	352,700

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Mid-Cap Growth VP

(formerly, Transamerica Morgan Stanley Mid-Cap Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

13. REORGANIZATION (continued)

The exchange ratio of the reorganization for Transamerica Janus Mid-Cap Growth VP is as follows:

Class	Exchange Ratio (A)
Initial	0.46
Service	0.47

(A)	Calculated by dividing the Transamerica Janus Mid-Cap Growth VP shares issuable by the Transamerica Voya Mid Cap Opportunities VP shares outstanding on December 16, 2016.

Assuming the reorganization had been completed on January 1, 2016, the beginning of the annual reporting period of Transamerica Janus Mid-Cap Growth VP, the pro forma results of operations for the year ended December 31, 2016, are as follows:

Net investment income (loss)	$1,043,414
Net realized and change in unrealized gain (loss)	(3,508,302)
Net increase (decrease) in net assets resulting from operations	(2,464,888)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of Transamerica Voya Mid Cap Opportunities VP that have been included in Transamerica Janus Mid-Cap Growth VP’s Statement of Operations since December 16, 2016.

14. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Janus Mid-Cap Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Janus Mid-Cap Growth VP (formerly, Transamerica Morgan Stanley Mid-Cap Growth VP) (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Janus Mid-Cap Growth VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica Janus Mid-Cap Growth VP

(formerly, Transamerica Morgan Stanley Mid-Cap Growth VP)

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $52,380,604 for the year ended December 31, 2016.

Transamerica Series Trust	Annual Report 2016

Transamerica Jennison Growth VP

(unaudited)

MARKET ENVIRONMENT

2016 was a year of volatility and surprises. Decelerating economic growth in China, concerns that emerging economies might face balance-sheet risks, the negative effect of lower energy prices on industrial sectors, fears of slowing economic growth in the U.S., uncertainty about the course of future U.S. Federal Reserve (“Fed”) monetary tightening, the United Kingdom’s vote to leave the European Union (“Brexit”), and the highly unconventional U.S. presidential election all contributed to volatility. Risk aversion in this global market environment affected how investors valued different securities. Low-volatility, high-dividend-paying stocks were significant drivers of market returns with dividend-paying and other “safety” stocks outperforming, and stocks of higher-growth companies, such as those held in the Portfolio, generally underperforming. In the wake of the November U.S. election, speculation about potential policy initiatives of the new administration favored companies – many of them exhibiting little secular growth – that investors expected to benefit from a less onerous regulatory environment, lower corporate tax rates, and infrastructure and defense spending.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Jennison Growth VP, Initial Class returned (1.65)%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 7.08%.

STRATEGY REVIEW

Investor risk aversion hurt higher-growth, and therefore higher-valuation, stocks. Health-care companies faced the additional headwind of growing concerns about drug pricing. Companies that sell innovative, high-priced drugs sold off, among them portfolio holdings Alexion Pharmaceuticals, Inc. (blood and metabolic disorders), Regeneron Pharmaceuticals, Inc. (eye diseases, high cholesterol), and Vertex Pharmaceuticals, Inc. (cystic fibrosis) (no longer held at period end. Health-care companies in which acquired growth played a greater role, such as Allergan PLC, declined as regulatory changes threatened to remove many of the tax benefits of mergers between U.S. and offshore companies.

Information technology positions advanced but lagged the benchmark sector, with declines in LinkedIn Corp. (no longer held at period end) and salesforce.com, Inc. having the effect of tempering strong gains in NVIDIA Corp. and Tencent Holdings, Ltd. LinkedIn Corp.’s decline reflected signs of significant deceleration in recent high growth rates. Salesforce.com, Inc. faced concerns that its growth rate, too, might slow. NVIDIA Corp.’s revenue, gross margin and earnings exceeded forecasts. The company has transformed itself from a personal-computer-centric graphics provider to a company focused on key high-growth markets, where Jennison Associates LLC believes it can leverage its graphics expertise to offer high-value-added solutions. Tencent Holdings, Ltd., China’s largest and most visited internet service portal, continued to perform well fundamentally, driven by its dominant position in China’s online gaming and instant messaging markets and its growing advertising and payment service efforts.

In consumer discretionary, NIKE, Inc.’s decline partially offset solid advances in Amazon.com, Inc., Marriott International, Inc. and Time Warner, Inc. NIKE, Inc. declined on inventory overhang, declining average selling prices and increased competition. Amazon.com, Inc. benefited from continued strong execution, margin expansion and development of a meaningfully important business opportunity in cloud infrastructure. The company continued to invest to drive unit growth in its core retail business and through the proliferation of digital commerce via the mobile market. Marriott International, Inc., which acquired Starwood Hotels, benefited from increased demand and limited supply growth in the U.S., which led to accelerating revenue and operating income growth. Time Warner, Inc. rose on news that AT&T was acquiring it at a significant premium to the stock’s closing price on the day before the announcement.

Concho Resources, Inc. was a strong performer in the energy sector. It announced a series of deals that consolidated its core acreage and shed noncore positions, improving its balance sheet and efficiency.

Financials, including portfolio holding Goldman Sachs Group, Inc., benefited as the market reacted favorably to the new U.S. administration, which is widely thought to favor a less onerous regulatory environment. Jennison Associates LLC believes Goldman Sach Group, Inc.’s strong capital base and leading global positions in investment banking, capital markets, trading and asset management provide attractive exposure to long-term global economic expansion.

Michael A. Del Balso

Spiros “Sig” Segalas

Kathleen A. McCarragher

Co-Portfolio Managers

Jennison Associates LLC

Transamerica Series Trust	Annual Report 2016

Transamerica Jennison Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	(1.65)%	13.94%	7.81%	11/18/1996
Russell 1000® Growth Index (A)	7.08%	14.50%	8.33%
Service Class	(1.90)%	13.65%	7.57%	05/01/2003

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2016

Transamerica Jennison Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,056.90	$3.93	$1,021.30	$3.86	0.76%
Service Class	1,000.00	1,055.60	5.22	1,020.10	5.13	1.01

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	99.6%
Securities Lending Collateral	1.4
Net Other Assets (Liabilities)	(1.0)
Total	100.0%

Transamerica Series Trust	Annual Report 2016

Transamerica Jennison Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 99.6%
Aerospace & Defense - 1.8%
Boeing Co.	112,423	$ 17,502,013

Air Freight & Logistics - 1.4%
FedEx Corp.	74,245	13,824,419

Automobiles - 0.9%
Tesla Motors, Inc. (A)	42,960	9,180,122

Banks - 1.1%
JPMorgan Chase & Co.	126,694	10,932,425

Beverages - 1.9%
Constellation Brands, Inc., Class A	47,493	7,281,152
Monster Beverage Corp. (A)	263,519	11,684,432

		18,965,584

Biotechnology - 7.9%
Alexion Pharmaceuticals, Inc. (A)	127,881	15,646,240
BioMarin Pharmaceutical, Inc. (A)	72,051	5,968,705
Celgene Corp. (A)	233,613	27,040,705
Regeneron Pharmaceuticals, Inc., Class A (A)	33,556	12,318,072
Shire PLC, Class B, ADR	99,908	17,022,325

		77,996,047

Capital Markets - 3.0%
Goldman Sachs Group, Inc.	82,307	19,708,411
S&P Global, Inc.	88,346	9,500,729

		29,209,140

Chemicals - 0.6%
Albemarle Corp.	75,927	6,535,796

Communications Equipment - 1.0%
Palo Alto Networks, Inc. (A)	77,237	9,658,487

Energy Equipment & Services - 1.6%
Halliburton Co.	286,315	15,486,778

Food & Staples Retailing - 1.5%
Costco Wholesale Corp.	91,241	14,608,596

Hotels, Restaurants & Leisure - 4.1%
Marriott International, Inc., Class A	253,597	20,967,400
Starbucks Corp.	343,028	19,044,915

		40,012,315

Internet & Direct Marketing Retail - 10.2%
Amazon.com, Inc. (A)	73,766	55,314,910
Expedia, Inc.	42,539	4,818,818
Netflix, Inc. (A)	167,251	20,705,674
Priceline Group, Inc. (A)	13,319	19,526,453

		100,365,855

Internet Software & Services - 15.3%
Alibaba Group Holding, Ltd., ADR (A)	340,877	29,932,409
Alphabet, Inc., Class A (A)	35,192	27,887,900
Alphabet, Inc., Class C (A)	35,964	27,757,734
Facebook, Inc., Class A (A)	332,214	38,221,221
Tencent Holdings, Ltd.	1,083,209	26,498,775

		150,298,039

IT Services - 7.5%
FleetCor Technologies, Inc. (A)	88,200	12,482,064
MasterCard, Inc., Class A	290,511	29,995,261
Visa, Inc., Class A	406,348	31,703,271

		74,180,596

Life Sciences Tools & Services - 0.7%
Illumina, Inc. (A)	51,745	6,625,430

	Shares	Value
COMMON STOCKS (continued)
Machinery - 1.0%
Parker-Hannifin Corp.	68,352	$ 9,569,280

Media - 2.4%
Charter Communications, Inc., Class A (A)	40,477	11,654,138
Time Warner, Inc.	123,158	11,888,442

		23,542,580

Oil, Gas & Consumable Fuels - 1.8%
Concho Resources, Inc. (A)	100,587	13,337,836
EOG Resources, Inc.	46,597	4,710,957

		18,048,793

Pharmaceuticals - 3.0%
Allergan PLC (A)	52,029	10,926,611
Bristol-Myers Squibb Co.	313,737	18,334,790

		29,261,401

Semiconductors & Semiconductor Equipment - 5.6%
NVIDIA Corp.	249,579	26,640,062
NXP Semiconductors NV (A)	98,596	9,663,394
QUALCOMM, Inc.	298,269	19,447,139

		55,750,595

Software - 10.9%
Adobe Systems, Inc. (A)	206,120	21,220,054
Microsoft Corp.	554,149	34,434,819
Mobileye NV (A) (B)	125,724	4,792,599
Red Hat, Inc. (A)	167,003	11,640,109
salesforce.com, Inc. (A)	261,657	17,913,038
Splunk, Inc. (A) (B)	160,315	8,200,112
Workday, Inc., Class A (A) (B)	137,310	9,074,818

		107,275,549

Specialty Retail - 7.0%
Home Depot, Inc.	84,398	11,316,084
Industria de Diseno Textil SA	639,167	21,819,533
O’Reilly Automotive, Inc. (A)	63,676	17,728,035
TJX Cos., Inc.	152,451	11,453,644
Ulta Salon Cosmetics & Fragrance, Inc. (A)	27,670	7,054,190

		69,371,486

Technology Hardware, Storage & Peripherals - 4.7%
Apple, Inc.	401,089	46,454,128

Textiles, Apparel & Luxury Goods - 2.7%
adidas AG	105,545	16,681,964
NIKE, Inc., Class B	189,586	9,636,656

		26,318,620

Total Common Stocks (Cost $831,669,056)		980,974,074

SECURITIES LENDING COLLATERAL - 1.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (C)	13,561,412	13,561,412

Total Securities Lending Collateral (Cost $13,561,412)		13,561,412

Total Investments (Cost $845,230,468) (D)		994,535,486
Net Other Assets (Liabilities) - (1.0)%		(9,946,588)

Net Assets - 100.0%		$ 984,588,898

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Jennison Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$915,973,802	$65,000,272	$—	$980,974,074
Securities Lending Collateral	13,561,412	—	—	13,561,412

Total Investments	$929,535,214	$65,000,272	$—	$994,535,486

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $13,272,252. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at December 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $847,986,126. Aggregate gross unrealized appreciation and depreciation for all securities is $166,143,655 and $19,594,295, respectively. Net unrealized appreciation for tax purposes is $146,549,360.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Jennison Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Investments, at value (cost $845,230,468) (including securities loaned of $13,272,252)	$994,535,486
Receivables and other assets:
Shares of beneficial interest sold	91,582
Investments sold	5,959,488
Dividends	80,840
Tax reclaims	38,063
Net income from securities lending	1,104

Total assets	1,000,706,563

Liabilities:
Due to custodian	105,819
Payables and other liabilities:
Shares of beneficial interest redeemed	100,097
Investments purchased	1,582,441
Investment management fees	645,570
Distribution and service fees	23,954
Transfer agent costs	2,510
Trustees, CCO and deferred compensation fees	1,312
Audit and tax fees	19,833
Custody fees	21,194
Legal fees	11,578
Printing and shareholder reports fees	36,382
Other	5,563
Collateral for securities on loan	13,561,412

Total liabilities	16,117,665

Net assets	$984,588,898

Net assets consist of:
Capital stock ($0.01 par value)	$1,124,059
Additional paid-in capital	718,829,820
Undistributed (distributions in excess of) net investment income (loss)	18,269
Accumulated net realized gain (loss)	115,315,206
Net unrealized appreciation (depreciation) on:
Investments	149,305,018
Translation of assets and liabilities denominated in foreign currencies	(3,474)

Net assets	$984,588,898

Net assets by class:
Initial Class	$872,588,514
Service Class	112,000,384

Shares outstanding:
Initial Class	99,149,543
Service Class	13,256,382

Net asset value and offering price per share:
Initial Class	$8.80
Service Class	8.45

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income	$6,923,805
Interest income	2,891
Net income (loss) from securities lending	536,700
Withholding taxes on foreign income	(106,232)

Total investment income	7,357,164

Expenses:
Investment advisory fees	1,107,065
Investment management fees	5,813,429
Distribution and service fees:
Service Class	283,640
Administration fees	44,824
Transfer agent costs	13,974
Trustees, CCO and deferred compensation fees	23,574
Audit and tax fees	31,096
Custody fees	112,038
Legal fees	42,753
Printing and shareholder reports fees	35,607
Other	26,852

Total expenses before waiver and/or reimbursement and recapture	7,534,852

Reimbursement of custody fees (A)	(123,638)

Net expenses	7,411,214

Net investment income (loss)	(54,050)

Net realized gain (loss) on:
Investments	116,367,845
Foreign currency transactions	(4,065)

Net realized gain (loss)	116,363,780

Net change in unrealized appreciation (depreciation) on:
Investments	(143,638,629)
Translation of assets and liabilities denominated in foreign currencies	(406)

Net change in unrealized appreciation (depreciation)	(143,639,035)

Net realized and change in unrealized gain (loss)	(27,275,255)

Net increase (decrease) in net assets resulting from operations	$(27,329,305)

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Jennison Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$(54,050)	$(495,293)
Net realized gain (loss)	116,363,780	179,106,022
Net change in unrealized appreciation (depreciation)	(143,639,035)	(49,323,686)

Net increase (decrease) in net assets resulting from operations	(27,329,305)	129,287,043

Dividends and/or distributions to shareholders:
Net realized gains:
Initial Class	(158,435,404)	(83,236,266)
Service Class	(20,545,031)	(8,612,055)

Total dividends and/or distributions from net realized gains	(178,980,435)	(91,848,321)

Capital share transactions:
Proceeds from shares sold:
Initial Class	265,851,074	135,286,396
Service Class	16,901,422	37,482,731

	282,752,496	172,769,127

Dividends and/or distributions reinvested:
Initial Class	158,435,404	83,236,266
Service Class	20,545,031	8,612,055

	178,980,435	91,848,321

Cost of shares redeemed:
Initial Class	(270,972,535)	(401,473,750)
Service Class	(27,232,820)	(12,346,866)

	(298,205,355)	(413,820,616)

Net increase (decrease) in net assets resulting from capital share transactions	163,527,576	(149,203,168)

Net increase (decrease) in net assets	(42,782,164)	(111,764,446)

Net assets:
Beginning of year	1,027,371,062	1,139,135,508

End of year	$984,588,898	$1,027,371,062

Undistributed (distributions in excess of) net investment income (loss)	$18,269	$—

Capital share transactions - shares:
Shares issued:
Initial Class	25,768,353	12,285,647
Service Class	1,803,106	3,492,427

	27,571,459	15,778,074

Shares reinvested:
Initial Class	17,741,926	8,282,215
Service Class	2,394,526	883,288

	20,136,452	9,165,503

Shares redeemed:
Initial Class	(27,872,180)	(36,595,311)
Service Class	(2,890,484)	(1,186,575)

	(30,762,664)	(37,781,886)

Net increase (decrease) in shares outstanding:
Initial Class	15,638,099	(16,027,449)
Service Class	1,307,148	3,189,140

	16,945,247	(12,838,309)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Jennison Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015		December 31, 2014		December 31, 2013		December 31, 2012
Net asset value, beginning of year	$10.80		$10.54		$10.71		$8.44		$7.84

Investment operations:
Net investment income (loss) (A)	0.00	(B)(C)	(0.00	)(B)	(0.00	)(B)	0.00	(B)	0.02
Net realized and unrealized gain (loss)	(0.15)		1.14		1.04		3.05		1.20

Total investment operations	(0.15)		1.14		1.04		3.05		1.22

Dividends and/or distributions to shareholders:
Net investment income	—		—		—		(0.03)		(0.00	)(B)
Net realized gains	(1.85)		(0.88)		(1.21)		(0.75)		(0.62)

Total dividends and/or distributions to shareholders	(1.85)		(0.88)		(1.21)		(0.78)		(0.62)

Net asset value, end of year	$8.80		$10.80		$10.54		$10.71		$8.44

Total return (D)	(1.65)%		11.40%		9.96%		37.70%		15.77%

Ratio and supplemental data:
Net assets end of year (000’s)	$872,589		$902,263		$1,049,200		$980,059		$853,011
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.80%		0.77%		0.79%		0.80%		0.80%
Including waiver and/or reimbursement and recapture	0.79	%(C)	0.77%		0.79	%(E)	0.80	%(E)	0.80%
Net investment income (loss) to average net assets	0.03	%(C)	(0.02)%		(0.02)%		0.02%		0.26%
Portfolio turnover rate	60%		32%		36%		41%		59%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

Service Class
December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$10.47	$10.27	$10.48	$8.28	$7.72

Investment operations:
Net investment income (loss) (A)	(0.02	)(B)	(0.03)	(0.03)	(0.02)	0.00	(C)
Net realized and unrealized gain (loss)	(0.15)	1.11	1.03	2.98	1.18

Total investment operations	(0.17)	1.08	1.00	2.96	1.18

Dividends and/or distributions to shareholders:
Net investment income	—	—	—	(0.01)	—
Net realized gains	(1.85)	(0.88)	(1.21)	(0.75)	(0.62)

Total dividends and/or distributions to shareholders	(1.85)	(0.88)	(1.21)	(0.76)	(0.62)

Net asset value, end of year	$8.45	$10.47	$10.27	$10.48	$8.28

Total return (D)	(1.90)%	11.11%	9.79%	37.30%	15.41%

Ratio and supplemental data:
Net assets end of year (000’s)	$112,000	$125,108	$89,936	$73,806	$51,067
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.05%	1.02%	1.04%	1.05%	1.05%
Including waiver and/or reimbursement and recapture	1.04	%(B)	1.02%	1.04	%(E)	1.05	%(E)	1.05%
Net investment income (loss) to average net assets	(0.23	)%(B)	(0.28)%	(0.27)%	(0.24)%	0.02%
Portfolio turnover rate	60%	32%	36%	41%	59%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Jennison Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2016, commissions recaptured are $40,884.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2016

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Transamerica Series Trust	Annual Report 2016

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2016, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Transamerica Series Trust	Annual Report 2016

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$13,561,412	$—	$—	$—	$13,561,412
Total Borrowings	$13,561,412	$—	$—	$—	$13,561,412

6. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

As of December 31, 2016, the percentage of Portfolio net assets owned by affiliated investors are as follows:

Portfolio	Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative VP	$31,948,560	3.24%
Transamerica Asset Allocation – Growth VP	75,565,589	7.67
Transamerica Asset Allocation – Moderate Growth VP	221,720,580	22.53
Transamerica Asset Allocation – Moderate VP	235,589,072	23.94
Transamerica BlackRock Tactical Allocation VP	71,425,855	7.25
Transamerica International Moderate Growth VP	22,103,428	2.24
Total	$658,353,084	66.87%

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2016

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
First $250 million	0.83%	0.80%
Over $250 million up to $500 million	0.78%	0.75%
Over $500 million up to $1 billion	0.73%	0.70%
Over $1 billion	0.63%	0.60%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit (A)	Operating Expense Limit Effective Through
0.89%	May 1, 2017

(A)	Prior to May 1, 2016, the expense limit was 0.94%.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the

Transamerica Series Trust	Annual Report 2016

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

8. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	71.38%	71.38%
Service Class	2	93.37%	93.37%

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 546,004,333	$ —	$ 558,234,950	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined

Transamerica Series Trust	Annual Report 2016

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to gains and losses and reversal of prior year REIT capital gain reclass. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (76,384)	$ 72,319	$ 4,065

As of December 31, 2016, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ —	$ 178,980,435	$ —	$ —	$ 91,848,321	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 18,269	$ 118,070,864	$ —	$ —	$ —	$ 146,545,886

11. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Jennison Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Jennison Growth VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Jennison Growth VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica Jennison Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $178,980,435 for the year ended December 31, 2016.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

(unaudited)

MARKET ENVIRONMENT

It was a volatile start to the year for global markets as equity prices plunged before rebounding to end the first quarter in positive territory, oil prices plummeted only to reverse course to end slightly above where they began, and global growth concerns continued to dampen investors’ outlook. Separately, the U.S. Federal Reserve (“Fed”) took a big step back in their efforts to wean investors from central-bank accommodation. This benefited spread products during the back half of the first quarter as fund flows shifted back into risk assets.

Markets started the second quarter with a constructive tone as credit spreads tightened, equities rose and U.S. Treasury yields increased. However, equities sold off sharply, credit spreads widened and high-quality global government bond yields declined significantly at the end of the quarter in response to Great Britain’s referendum to leave the European Union (“Brexit”), as markets had assigned a high probability to a victory for “remain.” When British voters opted to leave the European Union, it came as a shock to markets. As a result, U.S. Treasury yields plummeted across the curve and flattened by the end of the quarter.

For most of the third quarter, financial markets were stable and uneventful, with risk assets performing well and U.S. Treasuries selling off. Although the quarter began amid uncertainty surrounding Brexit, the market impact of Brexit was fairly muted. U.S. job growth continued on a strong path, while commodities, the U.S. dollar, global growth and China all stabilized.

The major event of the fourth quarter was the surprise Republican sweep of the White House and both chambers of Congress. This result changed our prior view that the U.S. was stuck in a sub-trend growth and inflation environment. With the exception of a very brief risk-off reaction by global markets, bond yields and equity prices have moved higher since the U.S. election on expectations of deregulation, corporate and individual tax cuts, and higher infrastructure spending, and their impact on higher economic growth and inflation. In addition, the Federal Open Market Committee raised rates for the first time in a year, increasing the federal funds rate 25 basis points (“bps”) at the December meeting to a range between 50 bps and 75 bps.

PERFORMANCE

For year ended December 31, 2016, Transamerica JPMorgan Core Bond VP, Initial Class returned 2.39%. By comparison, its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 2.65%.

STRATEGY REVIEW

U.S. Treasury yields rose across the curve during the year, while the spread between two- and 10-year Treasuries finished at 1.26%, up 4 bps from the end of 2015. Within Treasuries, the 30-year bellwether was the best performer, posting 0.88%. The Portfolio’s underweight in Treasury debt was positive for performance as spread sectors outpaced their risk-free counterpart, with the exception of mortgage-backed securities (“MBS”). The Portfolio’s duration and yield curve positioning were both net negatives for performance, as we maintained an overweight in the belly of the curve (i.e., 5-10 year maturities), underweight the 20-plus year bucket and held a marginally shorter-duration posture versus the Portfolio’s benchmark.

MBS trailed comparable-duration Treasury debt, posting -11 bps of duration-neutral excess returns over Treasuries. The Portfolio’s security selection within mortgages, however, was positive.

Corporate bonds finished as the best-performing investment-grade domestic broad market sector. Overall, the Bloomberg Barclays Corporate Index outpaced comparable-duration Treasuries by 493 bps; with industrial names being the best-performing sub-sector, posting excess returns of 603 bps. The Portfolio’s underweight in credit with a bias to financials were detractors.

The Portfolio’s sector allocations did not change dramatically throughout the year. We remained underweight in treasury debt, overweight in MBS and asset-backed securities and modestly underweight in corporate bonds. The Portfolio’s duration ended the year at 5.29 years compared to 5.83 years for the benchmark.

Barbara Miller

Peter Simons, CFA

Richard Figuly, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	2.39%	2.26%	4.88%	10/02/1986
Bloomberg Barclays U.S. Aggregate Bond Index (A)	2.65%	2.23%	4.34%
Service Class	2.06%	1.99%	4.60%	05/01/2003

(A) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The return of principal in bond portfolios is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$974.60	$2.43	$1,022.70	$2.49	0.49%
Service Class	1,000.00	972.90	3.72	1,021.40	3.81	0.75

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Portfolio Characteristics	Years
Average Maturity §	6.83
Duration †	5.29

Credit Quality‡	Percentage of Net Assets
U.S. Government and Agency Securities	57.3%
AAA	6.2
AA	5.5
A	10.1
BBB	15.5
BB	0.3
B	0.0 *
CCC and Below	0.0 *
NR (Not Rated)	6.3
Net Other Assets (Liabilities)	(1.2)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES - 11.1%
Academic Loan Funding Trust Series 2012-1A, Class A1, 1.56% (A), 12/27/2022 (B)	$ 81,471	$ 81,570
Ally Auto Receivables Trust
Series 2013-2, Class A4,
1.24%, 11/15/2018	59,940	59,961
Series 2015-SN1, Class A3,
1.21%, 12/20/2017	53,670	53,673
Series 2016-2, Class A4,
1.60%, 01/15/2021	250,000	249,088
Ally Master Owner Trust Series 2015-3, Class A, 1.63%, 05/15/2020	500,000	499,395
American Credit Acceptance Receivables Trust
Series 2015-1, Class A,
1.43%, 08/12/2019 (B)	8,902	8,902
Series 2015-2, Class A,
1.57%, 06/12/2019 (B)	63,963	63,980
Series 2016-3, Class A,
1.70%, 11/12/2020 (B)	261,336	260,890
Series 2016-3, Class C,
4.26%, 08/12/2022 (B)	289,000	285,979
Series 2016-4, Class C,
2.91%, 02/13/2023 (B)	304,000	301,476
American Homes 4 Rent Trust
Series 2014-SFR2, Class A,
3.79%, 10/17/2036 (B)	481,709	494,968
Series 2014-SFR2, Class E,
6.23%, 10/17/2036 (B)	150,000	156,652
Series 2014-SFR3, Class E,
6.42%, 12/17/2036 (B)	175,000	184,864
Series 2015-SFR1, Class A,
3.47%, 04/17/2052 (B)	921,226	927,209
Series 2015-SFR1, Class E,
5.64%, 04/17/2052 (B)	292,500	293,175
Series 2015-SFR2, Class D,
5.04%, 10/17/2045 (B)	700,000	729,824
Series 2015-SFR2, Class E,
6.07%, 10/17/2045 (B)	430,000	443,002
American Tower Trust 1
Series 2013-1A, Class 1A,
1.55%, 03/15/2043 (B)	363,000	362,703
Series 2013-2A, Class 2A,
3.07%, 03/15/2048 (B)	350,000	346,892
AmeriCredit Automobile Receivables Trust
Series 2014-1, Class A3,
0.90%, 02/08/2019	101,402	101,387
Series 2016-4, Class B,
1.83%, 12/08/2021	500,000	495,207
Anchor Assets IX LLC Series 2016-1, Class A, 5.13%, 02/15/2020 (B) (C)	1,500,000	1,500,000
ARLP Securitization Trust Series 2015-1, Class A1, 3.97% (A), 05/25/2055 (B)	472,215	473,986
AXIS Equipment Finance Receivables III LLC Series 2015-1A, Class A2, 1.90%, 03/20/2020 (B)	170,427	170,560

	Principal	Value
ASSET-BACKED SECURITIES (continued)
AXIS Equipment Finance Receivables IV LLC Series 2016-1A, Class A, 2.21%, 11/20/2021 (B)	$ 451,383	$ 449,583
B2R Mortgage Trust
Series 2015-1, Class A1,
2.52%, 05/15/2048 (B)	209,845	207,854
Series 2015-2, Class A,
3.34%, 11/15/2048 (B)	1,075,068	1,085,145
Series 2016-1, Class A,
2.57%, 06/15/2049 (B)	695,496	682,630
Banc of America Funding Corp. Series 2012-R6, Class 1A1, 3.00%, 10/26/2039 (B) (C)	127,561	125,507
Bank of The West Auto Trust
Series 2014-1, Class A4,
1.65%, 03/16/2020 (B)	400,000	400,850
Series 2015-1, Class A4,
1.66%, 09/15/2020 (B)	100,000	100,033
BCC Funding Corp. X Series 2015-1, Class A2, 2.22%, 10/20/2020 (B)	297,907	297,598
BCC Funding XIII LLC Series 2016-1, Class A2, 2.20%, 12/20/2021 (B)	531,000	528,264
Blue Elephant Loan Trust Series 2015-1, Class A, 3.12%, 12/15/2022 (B)	61,209	61,182
BMW Vehicle Lease Trust Series 2015-2, Class A4, 1.55%, 02/20/2019	60,000	60,041
BMW Vehicle Owner Trust Series 2014-A, Class A3, 0.97%, 11/26/2018	98,980	98,910
BXG Receivables Note Trust Series 2012-A, Class A, 2.66%, 12/02/2027 (B)	54,004	53,534
Cabela’s Credit Card Master Note Trust
Series 2015-1A, Class A1,
2.26%, 03/15/2023	600,000	600,834
Series 2016-1, Class A1,
1.78%, 06/15/2022	300,000	299,143
California Republic Auto Receivables Trust Series 2015-1, Class A3, 1.33%, 04/15/2019	323,158	323,341
CAM Mortgage LLC Series 2015-1, Class A, 3.50% (A), 07/15/2064 (B)	4,756	4,756
Camillo Trust Series 2016-SFR1, 5.00%, 12/05/2023 (C)	1,120,000	1,120,000
Capital Auto Receivables Asset Trust
Series 2014-2, Class A3,
1.26%, 05/21/2018	65,221	65,227
Series 2016-2, Class A2A,
1.32%, 01/22/2019	383,000	383,142
Capital One Multi-Asset Execution Trust
Series 2014-A3, Class A3,
1.08% (A), 01/18/2022	500,000	500,203

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Capital One Multi-Asset Execution Trust (continued)
Series 2015-A7, Class A7,
1.45%, 08/16/2021	$ 180,000	$ 179,624
Series 2016-A4, Class A4,
1.33%, 06/15/2022	200,000	197,317
Series 2016-A6, Class A,
1.82%, 09/15/2022	350,000	349,120
CarFinance Capital Auto Trust
Series 2014-1A, Class B,
2.72%, 04/15/2020 (B)	114,440	115,117
Series 2014-2A, Class A,
1.44%, 11/16/2020 (B)	255,254	255,238
Series 2015-1A, Class A,
1.75%, 06/15/2021 (B)	95,249	95,309
Carlyle Global Market Strategies Commodities Funding, Ltd. Series 2014-1A, Class A, 2.78% (A), 10/15/2021 (B) (C) (D) (E) (F)	185,307	139,055
CarMax Auto Owner Trust
Series 2013-4, Class A3,
0.80%, 07/16/2018	8,449	8,446
Series 2013-4, Class A4,
1.28%, 05/15/2019	83,000	83,028
Series 2014-2, Class A3,
0.98%, 01/15/2019	327,026	326,805
Series 2014-4, Class A4,
1.81%, 07/15/2020	260,000	260,700
Series 2015-1, Class A4,
1.83%, 07/15/2020	180,000	180,323
Series 2016-2, Class A3,
1.52%, 02/16/2021	100,000	99,556
Series 2016-4, Class A4,
1.60%, 06/15/2022	200,000	196,402
CarNow Auto Receivables Trust
Series 2015-1A, Class A,
1.69%, 01/15/2020 (B)	37,902	37,904
Series 2016-1A, Class A,
2.26%, 05/15/2019 (B)	1,093,000	1,092,975
Series 2016-1A, Class B,
3.49%, 02/15/2021 (B)	482,000	481,936
Chase Funding Loan Acquisition Trust Series 2003-C2, Class 1A, 4.75%, 12/25/2019	44,661	44,944
Chase Funding Trust Series 2003-6, Class 1A7, 4.28% (A), 11/25/2034	57,759	58,950
Chase Issuance Trust
Series 2016-A2, Class A,
1.37%, 06/15/2021	200,000	198,071
Series 2016-A5, Class A5,
1.27%, 07/15/2021	150,000	148,000
Chrysler Capital Auto Receivables Trust Series 2014-BA, Class A4, 1.76%, 12/16/2019 (B)	200,000	200,632
Citi Held For Asset Issuance
Series 2015-PM1, Class A,
1.85%, 12/15/2021 (B)	27,100	27,096
Series 2016-MF1, Class A,
4.48%, 08/15/2022 (B)	354,921	359,182

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Citi Held For Asset Issuance (continued)
Series 2016-MF1, Class B,
6.64%, 08/15/2022 (B)	$ 650,000	$ 674,325
Series 2016-PM1, Class A,
4.65%, 04/15/2025 (B)	283,386	288,208
Citibank Credit Card Issuance Trust Series 2014-A6, Class A6, 2.15%, 07/15/2021	130,000	131,019
CNH Equipment Trust Series 2015-B, Class A4, 1.89%, 04/15/2022	190,000	190,318
Colony American Finance , Ltd. Series 2016-2, Class A, 2.55%, 11/15/2048 (B)	326,350	317,709
Consumer Credit Origination Loan Trust Series 2015-1, Class A, 2.82%, 03/15/2021 (B)	25,507	25,522
Continental Credit Card Series 2016-1A, Class A, 4.56%, 01/15/2023 (B)	916,000	915,998
CPS Auto Receivables Trust
Series 2013-A, Class A,
1.31%, 06/15/2020 (B)	31,697	31,590
Series 2014-A, Class A,
1.21%, 08/15/2018 (B)	11,834	11,829
Series 2014-B, Class A,
1.11%, 11/15/2018 (B)	69,478	69,418
Series 2014-C, Class A,
1.31%, 02/15/2019 (B)	127,111	127,072
Series 2014-C, Class C,
3.77%, 08/17/2020 (B)	100,000	99,719
Series 2014-D, Class A,
1.49%, 04/15/2019 (B)	161,119	161,165
Series 2014-D, Class C,
4.35%, 11/16/2020 (B)	100,000	100,567
Series 2015-A, Class A,
1.53%, 07/15/2019 (B)	172,733	172,786
Series 2015-B, Class A,
1.65%, 11/15/2019 (B)	275,640	275,799
Series 2015-C, Class D,
4.63%, 08/16/2021 (B)	344,000	344,132
Series 2016-A, Class A,
2.25%, 10/15/2019 (B)	253,642	254,692
Series 2016-B, Class A,
2.07%, 11/15/2019 (B)	153,832	154,362
Series 2016-C, Class C,
3.27%, 06/15/2022 (B)	700,000	699,697
CPS Auto Trust
Series 2012-C, Class A,
1.82%, 12/16/2019 (B)	23,360	23,364
Series 2012-D, Class A,
1.48%, 03/16/2020 (B)	12,561	12,560
Credit Acceptance Auto Loan Trust
Series 2014-1A, Class A,
1.55%, 10/15/2021 (B)	83,060	83,056
Series 2014-2A, Class A,
1.88%, 03/15/2022 (B)	666,914	667,843
Series 2015-2A, Class A,
2.40%, 02/15/2023 (B)	524,000	525,807

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Discover Card Execution Note Trust
Series 2012-A6, Class A6,
1.67%, 01/18/2022	$ 220,000	$ 219,163
Series 2014-A1, Class A1,
1.13% (A), 07/15/2021	510,000	511,902
Series 2014-A4, Class A4,
2.12%, 12/15/2021	200,000	201,342
Series 2015-A3, Class A,
1.45%, 03/15/2021	140,000	139,783
Drive Auto Receivables Trust
Series 2015-AA, Class D,
4.12%, 07/15/2022 (B)	294,000	298,981
Series 2015-BA, Class B,
2.12%, 06/17/2019 (B)	152,577	152,741
Series 2015-BA, Class D,
3.84%, 07/15/2021 (B)	400,000	402,794
Series 2015-DA, Class D,
4.59%, 01/17/2023 (B)	286,000	293,646
Series 2016-BA, Class B,
2.56%, 06/15/2020 (B)	191,000	192,125
Series 2016-CA, Class D,
4.18%, 03/15/2024 (B)	648,000	643,153
DT Auto Owner Trust
Series 2016-1A, Class A,
2.00%, 09/16/2019 (B)	204,146	204,382
Series 2016-2A, Class A,
1.73%, 08/15/2019 (B)	216,716	216,899
Series 2016-3A, Class A,
1.75%, 11/15/2019 (B)	470,443	470,932
Series 2016-3A, Class B,
2.65%, 07/15/2020 (B)	400,000	401,966
Series 2016-4A, Class B,
2.02%, 08/17/2020 (B)	193,000	192,263
Series 2016-4A, Class D,
3.77%, 10/17/2022 (B)	331,800	326,258
Engs Commercial Finance Trust Series 2016-1A, Class A2, 2.63%, 02/22/2022 (B)	263,000	261,617
Exeter Automobile Receivables Trust
Series 2014-3A, Class A,
1.32%, 01/15/2019 (B)	16,993	16,986
Series 2015-1A, Class A,
1.60%, 06/17/2019 (B)	78,889	78,927
Series 2015-2A, Class A,
1.54%, 11/15/2019 (B)	118,538	118,559
Series 2016-1A, Class A,
2.35%, 07/15/2020 (B)	154,317	154,866
Series 2016-1A, Class C,
5.52%, 10/15/2021 (B)	445,000	459,260
Series 2016-2A, Class A,
2.21%, 07/15/2020 (B)	452,162	453,300
Series 2016-3A, Class A,
1.84%, 11/16/2020 (B)	1,089,998	1,088,486
Series 2016-3A, Class B,
2.84%, 08/16/2021 (B)	244,000	243,039
Fifth Third Auto Trust Series 2014-3, Class A3, 0.96%, 03/15/2019	52,407	52,370

	Principal	Value
ASSET-BACKED SECURITIES (continued)
First Investors Auto Owner Trust
Series 2013-3A, Class A3,
1.44%, 10/15/2019 (B)	$ 34,685	$ 34,683
Series 2014-3A, Class A3,
1.67%, 11/16/2020 (B)	283,247	283,372
Series 2015-1A, Class A2,
1.21%, 04/15/2019 (B)	37,259	37,255
Series 2015-2A, Class A1,
1.59%, 12/16/2019 (B)	145,497	145,452
Series 2016-1A, Class A1,
1.92%, 05/15/2020 (B)	219,866	220,341
Series 2016-2A, Class A1,
1.53%, 11/16/2020 (B)	310,025	309,657
FirstKey Lending Trust
Series 2015-SFR1, Class A,
2.55%, 03/09/2047 (B)	785,230	781,418
Series 2015-SFR1, Class B,
3.42%, 03/09/2047 (B)	240,000	239,009
Flagship Credit Auto Trust
Series 2013-2, Class A,
1.94%, 01/15/2019 (B)	3,226	3,226
Series 2014-2, Class A,
1.43%, 12/16/2019 (B)	99,007	98,994
Series 2014-2, Class B,
2.84%, 11/16/2020 (B)	134,000	134,509
Series 2014-2, Class C,
3.95%, 12/15/2020 (B)	66,000	66,108
Series 2015-1, Class A,
1.63%, 06/15/2020 (B)	232,779	232,114
Series 2015-3, Class A,
2.38%, 10/15/2020 (B)	549,759	551,915
Series 2015-3, Class B,
3.68%, 03/15/2022 (B)	189,000	191,921
Series 2015-3, Class C,
4.65%, 03/15/2022 (B)	126,000	127,373
Series 2016-1, Class A,
2.77%, 12/15/2020 (B)	370,128	372,892
Series 2016-1, Class C,
6.22%, 06/15/2022 (B)	600,000	633,056
Series 2016-4, Class C,
2.71%, 11/15/2022 (B)	423,000	415,557
Ford Credit Auto Owner Trust
Series 2014-B, Class A3,
0.90%, 10/15/2018	73,917	73,891
Series 2014-C, Class A3,
1.06%, 05/15/2019	376,167	375,945
Series 2015-A, Class A3,
1.28%, 09/15/2019	170,619	170,686
GCAT Series 2015-2, Class A1, 3.75% (A), 07/25/2020 (B)	392,642	392,928
GLC II Trust Series 2014-A, Class A, 4.00%, 12/18/2020 (B)	43,479	42,666
GLC Trust Series 2014-A, Class A, 3.00%, 07/15/2021 (B)	119,538	117,864
GLS Auto Receivables Trust
Series 2015-1A, Class A,
2.25%, 12/15/2020 (B)	223,695	223,739

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES (continued)
GLS Auto Receivables Trust (continued)
Series 2016-1A, Class A,
2.73%, 10/15/2020 (B)	$ 394,892	$ 394,795
Series 2016-1A, Class B,
4.39%, 01/15/2021 (B)	180,000	179,613
GM Financial Automobile Leasing Trust
Series 2015-1, Class A2,
1.10%, 12/20/2017	46,656	46,654
Series 2015-1, Class A3,
1.53%, 09/20/2018	214,000	214,289
Series 2015-3, Class A4,
1.81%, 11/20/2019	130,000	130,086
Series 2016-2, Class A4,
1.76%, 03/20/2020	150,000	148,980
GO Financial Auto Securitization Trust
Series 2015-2, Class A,
3.27%, 11/15/2018 (B)	154,645	154,705
Series 2015-2, Class B,
4.80%, 08/17/2020 (B)	348,000	353,998
Gold Key Resorts LLC Series 2014-A, Class A, 3.22%, 03/17/2031 (B)	213,085	211,688
Green Tree Agency Advance Funding Trust I
Series 2015-T2, Class DT2,
4.67%, 10/15/2048 (B)	637,000	634,904
Series 2016-T1, Class AT1,
2.38%, 10/15/2048 (B)	215,000	213,252
Series 2016-T1, Class BT1,
3.12%, 10/15/2048 (B)	333,000	330,602
GSAMP Trust Series 2005-SEA2, Class A1, 1.11% (A), 01/25/2045 (B)	31,460	31,233
Harley-Davidson Motorcycle Trust
Series 2014-1, Class A4,
1.55%, 10/15/2021	410,000	411,061
Series 2015-1, Class A4,
1.67%, 08/15/2022	300,000	300,299
Honda Auto Receivables Owner Trust Series 2014-2, Class A3, 0.77%, 03/19/2018	49,992	49,950
Hyundai Auto Lease Securitization Trust
Series 2016-B, Class A4,
1.68%, 04/15/2020 (B)	200,000	199,855
Series 2016-C, Class A4,
1.65%, 07/15/2020 (B)	100,000	99,264
Hyundai Auto Receivables Trust
Series 2014-B, Class A3,
0.90%, 12/17/2018	353,206	352,932
Series 2015-A, Class A4,
1.37%, 07/15/2020	180,000	179,819
Series 2015-B, Class A2A,
0.69%, 04/16/2018	4,986	4,985
Series 2015-B, Class A3,
1.12%, 11/15/2019	140,000	139,744
Kabbage Funding Resecuritization Trust Series 2014-1RT, Class A22, 3.41% (A), 03/08/2018 (B)	380,000	376,960
KGS-Alpha SBA COOF Trust, Interest Only STRIPS
Series 2012-2, Class A,
0.86% (A), 08/25/2038 (B)	1,512,341	39,699

	Principal	Value
ASSET-BACKED SECURITIES (continued)
KGS-Alpha SBA COOF Trust, Interest Only STRIPS (continued)
Series 2013-2, Class A,
1.57% (A), 03/25/2039 (B)	$ 1,277,247	$ 59,272
Series 2014-2, Class A,
3.04% (A), 04/25/2040 (B)	649,457	75,038
LendingClub Issuance Trust
Series 2016-NP1, Class A,
3.75%, 06/15/2022 (B)	333,293	334,946
Series 2016-NP2, Class A,
3.00%, 01/17/2023 (B)	250,000	249,970
Lendmark Funding Trust Series 2016-A, Class A, 4.82%, 08/21/2023 (B)	445,000	454,690
LV Tower 52 Series 2013-1, Class A, 5.50%, 07/15/2019 (B) (C)	567,936	559,644
Marlette Funding Trust Series 2016-1A, Class A, 3.06%, 01/17/2023 (B)	560,025	559,912
Mercedes-Benz Auto Lease Trust Series 2016-B, Class A4, 1.52%, 06/15/2022	300,000	297,961
Mercedes-Benz Auto Receivables Trust Series 2015-1, Class A4, 1.75%, 12/15/2021	140,000	140,346
Murray Hill Marketplace Trust Series 2016-LC1, Class A, 4.19%, 11/25/2022 (B)	981,378	986,083
Nationstar HECM Loan Trust
Series 2015-2A, Class A,
2.88%, 11/25/2025 (B)	142,680	142,737
Series 2015-2A, Class M1,
4.11%, 11/25/2025 (B)	395,000	395,124
Series 2016-1A, Class M1,
4.36%, 02/25/2026 (B)	365,000	363,000
Series 2016-2A, Class A,
2.24%, 06/25/2026 (B)	188,749	189,398
Series 2016-3A, Class A,
2.01%, 08/25/2026 (B)	319,549	320,236
New Residential Advanced Receivables Trust
Series 2016-T2, Class AT2,
2.58%, 10/15/2049 (B)	535,000	528,653
Series 2016-T2, Class CT2,
3.51%, 10/15/2049 (B)	375,000	371,081
Nissan Auto Lease Trust
Series 2016-A, Class A4,
1.65%, 10/15/2021	150,000	149,968
Series 2016-B, Class A4,
1.61%, 01/18/2022	100,000	99,338
NRPL Trust Series 2015-2A, Class A1, 3.75% (A), 10/25/2057 (B)	507,686	498,114
NRZ Advance Receivables Trust Series 2016-T1, Class AT1, 2.75%, 06/15/2049 (B)	439,000	437,354
Ocwen Master Advance Receivables Trust
Series 2015-T3, Class AT3,
3.21%, 11/15/2047 (B)	954,000	953,800
Series 2015-T3, Class BT3,
3.70%, 11/15/2047 (B)	229,000	227,761

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Ocwen Master Advance Receivables Trust (continued)
Series 2015-T3, Class DT3,
4.69%, 11/15/2047 (B)	$ 400,000	$ 403,000
Series 2016-T1, Class AT1,
2.52%, 08/17/2048 (B)	1,254,000	1,249,059
Series 2016-T1, Class BT1,
3.06%, 08/17/2048 (B)	490,743	489,976
Series 2016-T1, Class CT1,
3.61%, 08/17/2048 (B)	441,350	440,660
Series 2016-T1, Class DT1,
4.25%, 08/17/2048 (B)	473,684	468,797
OnDeck Asset Securitization Trust II LLC
Series 2016-1A, Class A,
4.21%, 05/17/2020 (B)	422,000	422,116
Series 2016-1A, Class B,
7.63%, 05/17/2020 (B)	117,000	118,250
OneMain Direct Auto Receivables Trust Series 2016-1A, Class A, 2.04%, 01/15/2021 (B)	427,657	428,379
OneMain Financial Issuance Trust
Series 2014-2A, Class A,
2.47%, 09/18/2024 (B)	739,724	740,029
Series 2014-2A, Class B,
3.02%, 09/18/2024 (B)	380,000	379,846
Series 2015-1A, Class A,
3.19%, 03/18/2026 (B)	691,000	695,904
Series 2015-2A, Class A,
2.57%, 07/18/2025 (B)	1,138,000	1,138,040
Series 2015-2A, Class B,
3.10%, 07/18/2025 (B)	279,000	275,645
Series 2016-1A, Class A,
3.66%, 02/20/2029 (B)	560,000	566,158
Series 2016-2A, Class B,
5.94%, 03/20/2028 (B)	175,000	184,267
Oportun Funding II LLC Series 2016-A, Class A, 4.70%, 03/08/2021 (B)	629,000	633,608
Oportun Funding III LLC Series 2016-B, Class A, 3.69%, 07/08/2021 (B)	571,000	570,597
Oportun Funding IV LLC Series 2016-C, Class B, 4.85%, 11/08/2021 (B)	254,568	252,844
PFS Tax Lien Trust Series 2014-1, 1.44%, 05/15/2029 (B)	26,759	26,579
Porsche Innovative Lease Owner Trust Series 2015-1, Class A4, 1.43%, 05/21/2021 (B)	110,000	110,084
Progreso Receivables Funding III LLC Series 2015-A, Class A, 3.63%, 02/08/2020 (B)	589,000	586,239
Progreso Receivables Funding IV LLC Series 2015-B, Class A, 3.00%, 07/28/2020 (B)	250,000	249,854
Progress Residential Trust
Series 2015-SFR2, Class A,
2.74%, 06/12/2032 (B)	1,396,248	1,386,934
Series 2015-SFR2, Class B,
3.14%, 06/12/2032 (B)	327,000	324,302

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Progress Residential Trust (continued)
Series 2015-SFR3, Class A,
3.07%, 11/12/2032 (B)	$ 1,748,167	$ 1,748,593
Series 2015-SFR3, Class D,
4.67%, 11/12/2032 (B)	300,000	306,165
Series 2015-SFR3, Class E,
5.66%, 11/12/2032 (B)	200,000	202,820
Series 2016-SFR1, Class E,
4.59% (A), 09/17/2033 (B)	310,000	315,489
Purchasing Power Funding LLC
1.00%, 02/27/2019 (C)	705,000	705,000
Series 2015-A, Class A2,
4.75%, 12/15/2019 (B)	650,000	650,000
RAMP Trust
Series 2004-RS11, Class M1,
1.69% (A), 11/25/2034	40,223	40,248
Series 2006-RZ1, Class A3,
1.06% (A), 03/25/2036	43,184	42,983
RBSHD Trust Series 2013-1A, Class A, 7.69% (A), 10/25/2047 (B) (C)	152,952	152,982
Rice Park Financing Trust Series 2016-A, Class A, 4.63% (A), 10/31/2041 (B) (C)	1,750,000	1,744,505
RMAT LLC Series 2015-NPL1, Class A1, 3.75% (A), 05/25/2055 (B)	147,433	146,427
Santander Drive Auto Receivables Trust
Series 2015-S1, Class R1,
1.93%, 09/17/2019 (B)	41,701	41,680
Series 2015-S7, Class R1,
1.97%, 03/16/2021 (B)	9,887	9,882
Series 2016-2, Class A3,
1.56%, 05/15/2020	337,000	336,721
Saxon Asset Securities Trust Series 2003-1, Class AF6, 4.80% (A), 06/25/2033	15,875	16,011
Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2, 3.40% (A), 01/25/2036	23,467	17,484
Selene Non-Performing Loans LLC Series 2014-1A, Class A, 2.98% (A), 05/25/2054 (B)	40,858	40,817
Sierra Auto Receivables Securitization Trust Series 2016-1A, Class A, 2.85%, 01/18/2022 (B)	135,899	136,836
Skopos Auto Receivables Trust Series 2015-2A, Class A, 3.55%, 02/15/2020 (B)	68,607	68,797
SoFi Consumer Loan Program LLC Series 2016-2A, Class A, 3.09%, 10/27/2025 (B)	412,948	412,592
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 04/25/2029 (B)	722,903	726,517
Springleaf Funding Trust
Series 2014-AA, Class A,
2.41%, 12/15/2022 (B)	383,092	383,233

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Springleaf Funding Trust (continued)
Series 2014-AA, Class B,
3.45%, 12/15/2022 (B)	$ 146,000	$ 146,308
Series 2015-AA, Class A,
3.16%, 11/15/2024 (B)	769,000	775,075
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes Series 2015-T3, Class DT3, 4.43%, 07/15/2047 (B)	321,000	321,188
Sunset Mortgage Loan Co. LLC Series 2014-NPL2, Class A, 3.72% (A), 11/16/2044 (B)	240,620	240,319
Synchrony Credit Card Master Note Trust
Series 2015-2, Class A,
1.60%, 04/15/2021	130,000	130,110
Series 2016-1, Class A,
2.04%, 03/15/2022	200,000	200,837
Toyota Auto Receivables Owner Trust
Series 2014-C, Class A3,
0.93%, 07/16/2018	87,547	87,493
Series 2015-B, Class A4,
1.74%, 09/15/2020	100,000	100,346
Series 2016-A, Class A4,
1.47%, 09/15/2021	220,000	218,159
Series 2016-B, Class A3,
1.30%, 04/15/2020	226,000	225,275
Trafigura Securitisation Finance PLC Series 2014-1A, Class A, 1.65% (A), 10/15/2018 (B) (C)	691,000	688,312
Tricon American Homes Trust
Series 2015-SFR1, Class A,
1.99% (A), 05/17/2032 (B)	151,200	150,456
Series 2016-SFR1, Class A,
2.59%, 11/17/2033 (B)	381,000	369,958
US Residential Opportunity Fund III Trust Series 2016-1III, Class A, 3.47% (A), 07/27/2036 (B)	399,052	397,398
USAA Auto Owner Trust Series 2015-1, Class A4, 1.54%, 11/16/2020	100,000	100,144
Vericrest Opportunity Loan Trust Series 2015-NPL3, Class A1, 3.38% (A), 10/25/2058 (B)	271,155	270,775
Verizon Owner Trust Series 2016-1A, Class A, 1.42%, 01/20/2021 (B)	100,000	99,304
VML LLC Series 2014-NPL1, Class A1, 3.88% (A), 04/27/2054 (B)	72,376	72,197
VOLT L LLC Series 2016-NP10, Class A1, 3.50% (A), 09/25/2046 (B)	1,393,116	1,389,417
VOLT LIII LLC Series 2016-NP13, Class A1, 3.88% (A), 12/26/2046 (B)	746,000	748,025
VOLT NPL X LLC Series 2014-NPL8, Class A1, 3.38% (A), 10/26/2054 (B)	116,377	116,768
VOLT XIX LLC Series 2014-NP11, Class A1, 3.88% (A), 04/25/2055 (B)	102,456	102,877

	Principal	Value
ASSET-BACKED SECURITIES (continued)
VOLT XL LLC Series 2015-NP14, Class A1, 4.38% (A), 11/27/2045 (B)	$ 322,933	$ 325,395
VOLT XLV LLC Series 2016-NPL5, Class A1, 4.00% (A), 05/25/2046 (B)	140,895	141,150
VOLT XLVI LLC Series 2016-NPL6, Class A1, 3.84% (A), 06/25/2046 (B)	379,865	380,406
VOLT XLVII LLC Series 2016-NPL7, Class A1, 3.75% (A), 06/25/2046 (B)	385,712	385,887
VOLT XLVIII LLC Series 2016-NPL8, Class A1, 3.50% (A), 07/25/2046 (B)	750,439	747,876
VOLT XXII LLC Series 2015-NPL4, Class A1, 3.50% (A), 02/25/2055 (B)	150,831	150,947
VOLT XXIV LLC Series 2015-NPL6, Class A1, 3.50% (A), 02/25/2055 (B)	285,993	285,839
VOLT XXV LLC Series 2015-NPL8, Class A1, 3.50% (A), 06/26/2045 (B)	950,086	951,883
VOLT XXVI LLC
Series 2014-NPL6, Class A1,
3.13% (A), 09/25/2043 (B)	246,792	246,443
Series 2014-NPL6, Class A2,
4.25% (A), 09/25/2043 (B)	184,546	181,310
VOLT XXVII LLC Series 2014-NPL7, Class A1, 3.38% (A), 08/27/2057 (B)	477,910	478,123
VOLT XXX LLC Series 2015-NPL1, Class A1, 3.63% (A), 10/25/2057 (B)	254,646	254,670
VOLT XXXI LLC Series 2015-NPL2, Class A1, 3.38% (A), 02/25/2055 (B)	208,182	208,684
VOLT XXXIII LLC Series 2015-NPL5, Class A1, 3.50% (A), 03/25/2055 (B)	406,672	407,842
VOLT XXXIV LLC Series 2015-NPL7, Class A1, 3.25% (A), 02/25/2055 (B)	271,610	270,897
VOLT XXXIX LLC Series 2015-NP13, Class A1, 4.13% (A), 10/25/2045 (B)	262,653	264,235
VOLT XXXV Series 2016-NPL9, Class A1, 3.50% (A), 09/25/2046 (B)	844,920	842,949
VOLT XXXV LLC Series 2015-NPL9, Class A1, 3.50% (A), 06/26/2045 (B)	230,789	230,319
Westlake Automobile Receivables Trust
Series 2015-3A, Class D,
4.40%, 05/17/2021 (B)	250,000	252,777
Series 2016-2A, Class A2,
1.57%, 06/17/2019 (B)	519,000	519,455
Series 2016-2A, Class D,
4.10%, 06/15/2021 (B)	170,000	170,682

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Westlake Automobile Receivables Trust (continued)
Series 2016-3A, Class C,
2.46%, 01/18/2022 (B)	$ 863,000	$ 856,309
World Omni Auto Receivables Trust
Series 2013-B, Class A3,
0.83%, 08/15/2018	12,365	12,362
Series 2013-B, Class A4,
1.32%, 01/15/2020	79,000	79,056
Series 2015-A, Class A3,
1.34%, 05/15/2020	121,819	121,914
Series 2015-B, Class A4,
1.84%, 01/17/2022	80,000	79,972
Series 2016-B, Class A4,
1.48%, 11/15/2022	150,000	146,647

Total Asset-Backed Securities (Cost $91,707,863)		91,485,230

CORPORATE DEBT SECURITIES - 26.2%
Aerospace & Defense - 0.3%
Airbus Group Finance BV 2.70%, 04/17/2023 (B)	43,000	42,485
BAE Systems Holdings, Inc.
3.80%, 10/07/2024 (B)	68,000	69,680
3.85%, 12/15/2025 (B)	200,000	203,975
6.38%, 06/01/2019 (B)	30,000	32,728
BAE Systems PLC 5.80%, 10/11/2041 (B)	92,000	104,913
Boeing Co. 7.95%, 08/15/2024	30,000	39,550
L-3 Communications Corp. 3.85%, 12/15/2026	47,000	46,719
Lockheed Martin Corp.
1.85%, 11/23/2018	180,000	180,717
3.10%, 01/15/2023	74,000	74,809
4.07%, 12/15/2042	57,000	56,262
4.50%, 05/15/2036	300,000	318,954
6.15%, 09/01/2036	185,000	231,440
Northrop Grumman Corp.
3.20%, 02/01/2027	134,000	132,580
3.85%, 04/15/2045	38,000	36,048
Northrop Grumman Systems Corp. 7.75%, 02/15/2031	40,000	55,616
Precision Castparts Corp.
3.25%, 06/15/2025	170,000	171,335
4.20%, 06/15/2035	170,000	178,069
Raytheon Co. 3.15%, 12/15/2024	84,000	85,510
United Technologies Corp.
1.78% (G), 05/04/2018	150,000	150,033
1.80%, 06/01/2017	27,000	27,070
3.10%, 06/01/2022	64,000	65,782
4.15%, 05/15/2045	163,000	164,628
4.50%, 06/01/2042	86,000	92,055

		2,560,958

Air Freight & Logistics - 0.0% (H)
FedEx Corp.
3.25%, 04/01/2026	60,000	59,588
3.90%, 02/01/2035	96,000	92,182
4.10%, 04/15/2043	70,000	65,375

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Air Freight & Logistics (continued)
United Parcel Service of America, Inc.
8.38%, 04/01/2020	$ 35,000	$ 41,526
8.38% (G), 04/01/2030	55,000	77,803
United Parcel Service, Inc. 2.45%, 10/01/2022	29,000	28,880

		365,354

Airlines - 0.2%
Air Canada Pass-Through Trust 4.13%, 11/15/2026 (B)	45,417	46,720
American Airlines Pass-Through Trust
3.00%, 04/15/2030	421,000	398,898
3.65%, 12/15/2029	42,000	41,711
4.95%, 07/15/2024	159,823	170,411
Continental Airlines Pass-Through Trust
4.00%, 04/29/2026	27,110	27,720
5.98%, 10/19/2023	37,723	41,683
Delta Air Lines Pass-Through Trust
4.75%, 11/07/2021	73,118	76,409
5.30%, 10/15/2020	13,526	14,270
Southwest Airlines Co.
2.65%, 11/05/2020	310,000	310,784
2.75%, 11/06/2019	163,000	165,877
United Airlines Pass-Through Trust 3.45%, 01/07/2030	139,000	135,178

		1,429,661

Automobiles - 0.1%
Ford Motor Co. 7.45%, 07/16/2031	210,000	263,560
General Motors Co.
4.88%, 10/02/2023	50,000	52,414
6.60%, 04/01/2036	190,000	217,171
Hyundai Capital America
2.40%, 10/30/2018 (B)	129,000	129,538
3.00%, 03/18/2021 (B)	200,000	199,787
Nissan Motor Acceptance Corp.
1.80%, 03/15/2018 (B)	97,000	97,096
1.90%, 09/14/2021 (B)	78,000	75,266
2.55%, 03/08/2021 (B)	150,000	149,701

		1,184,533

Banks - 5.1%
ABN AMRO Bank NV
1.80%, 06/04/2018 (B)	319,000	318,218
2.45%, 06/04/2020 (B)	210,000	208,836
2.50%, 10/30/2018 (B)	200,000	201,576
ANZ New Zealand International, Ltd. 2.60%, 09/23/2019 (B)	200,000	201,690
Australia & New Zealand Banking Group, Ltd.
2.05%, 09/23/2019	250,000	248,989
4.88%, 01/12/2021, MTN (B)	100,000	108,209
Bank of America Corp.
1.95%, 05/12/2018, MTN	228,000	228,320
2.00%, 01/11/2018	750,000	751,726
2.15%, 11/09/2020, MTN	125,000	123,375
2.25%, 04/21/2020, MTN	545,000	541,823
2.50%, 10/21/2022, MTN	400,000	386,851
2.60%, 01/15/2019	405,000	408,462
2.65%, 04/01/2019	255,000	257,694

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Bank of America Corp. (continued)
3.30%, 01/11/2023, MTN	$ 479,000	$ 480,600
3.50%, 04/19/2026, MTN	142,000	140,107
3.88%, 08/01/2025, MTN	242,000	246,073
3.95%, 04/21/2025, MTN	368,000	366,340
4.00%, 04/01/2024 - 01/22/2025, MTN	765,000	776,941
4.13%, 01/22/2024, MTN	126,000	130,946
4.25%, 10/22/2026, MTN	284,000	287,438
5.00%, 05/13/2021, MTN	340,000	370,273
5.63%, 07/01/2020, MTN	170,000	186,924
5.65%, 05/01/2018, MTN	20,000	20,955
5.75%, 12/01/2017	65,000	67,330
5.88%, 01/05/2021	70,000	77,936
6.40%, 08/28/2017, MTN	395,000	407,113
6.88%, 04/25/2018, MTN	60,000	63,775
7.63%, 06/01/2019, MTN	50,000	56,186
Bank of Montreal
1.40%, 09/11/2017, MTN	131,000	131,007
1.40%, 04/10/2018	100,000	99,742
1.80%, 07/31/2018, MTN	170,000	170,107
2.10%, 12/12/2019, MTN	150,000	149,999
2.38%, 01/25/2019, MTN	158,000	159,368
2.55%, 11/06/2022, MTN	85,000	83,963
Bank of Nova Scotia
1.45%, 04/25/2018	300,000	299,147
1.65%, 06/14/2019	160,000	158,534
1.85%, 04/14/2020 (I)	300,000	296,193
Bank of Tokyo-Mitsubishi UFJ, Ltd.
1.70%, 03/05/2018 (B)	200,000	199,358
2.35%, 09/08/2019 (B)	260,000	259,877
Banque Federative du Credit Mutuel SA 1.70%, 01/20/2017 (B)	200,000	200,043
Barclays Bank PLC 2.25%, 05/10/2017 (B)	200,000	200,488
Barclays PLC
2.75%, 11/08/2019	200,000	199,472
3.20%, 08/10/2021	278,000	274,773
3.65%, 03/16/2025	200,000	193,364
5.25%, 08/17/2045	200,000	214,138
BB&T Corp.
1.60%, 08/15/2017, MTN	441,000	441,499
2.63%, 06/29/2020, MTN	300,000	302,350
5.25%, 11/01/2019	30,000	32,412
6.85%, 04/30/2019, MTN	75,000	83,124
BNP Paribas SA 4.38%, 09/28/2025 (B)	335,000	333,074
BNZ International Funding, Ltd.
2.10%, 09/14/2021 (B)	310,000	301,012
2.35%, 03/04/2019 (B)	250,000	250,893
BPCE SA
1.63%, 02/10/2017 - 01/26/2018, MTN	600,000	599,205
5.70%, 10/22/2023 (B)	200,000	210,257
Canadian Imperial Bank of Commerce
1.60%, 09/06/2019	285,000	282,287
2.25%, 07/21/2020 (B)	234,000	235,251
Citigroup, Inc.
1.75%, 05/01/2018	160,000	159,659
1.85%, 11/24/2017	131,000	131,248

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Citigroup, Inc. (continued)
2.05%, 12/07/2018	$ 350,000	$ 349,961
2.15%, 07/30/2018	110,000	110,364
2.35%, 08/02/2021	154,000	150,643
2.40%, 02/18/2020	220,000	219,554
2.50%, 09/26/2018	220,000	222,104
2.70%, 03/30/2021	108,000	107,753
3.20%, 10/21/2026	162,000	154,908
3.40%, 05/01/2026	150,000	145,749
3.70%, 01/12/2026	400,000	397,941
3.88%, 03/26/2025	100,000	99,340
4.13%, 07/25/2028	213,000	210,407
4.30%, 11/20/2026	300,000	302,738
4.40%, 06/10/2025	98,000	100,259
4.75%, 05/18/2046	140,000	140,162
5.30%, 05/06/2044	34,000	36,624
5.50%, 09/13/2025	115,000	126,386
5.88%, 01/30/2042	45,000	53,315
8.13%, 07/15/2039	28,000	41,606
Citizens Bank NA 1.60%, 12/04/2017, MTN	250,000	249,738
Citizens Financial Group, Inc.
2.38%, 07/28/2021	39,000	38,245
4.30%, 12/03/2025	58,000	58,917
5.16% (A), 06/29/2023	200,000	207,500
Comerica, Inc.
2.13%, 05/23/2019	195,000	194,715
3.80%, 07/22/2026	26,000	25,600
Commonwealth Bank of Australia
1.38%, 09/06/2018 (B)	260,000	258,301
2.25%, 03/16/2017 (B)	250,000	250,515
4.50%, 12/09/2025 (B) (I)	200,000	204,779
Compass Bank 1.85%, 09/29/2017	316,000	315,283
Cooperatieve Rabobank UA
3.38%, 01/19/2017, MTN	34,000	34,031
3.88%, 02/08/2022	268,000	282,958
4.38%, 08/04/2025	250,000	256,532
Credit Agricole SA 4.38%, 03/17/2025 (B)	200,000	196,138
Danske Bank A/S 2.00%, 09/08/2021 (B)	200,000	194,467
Discover Bank
2.60%, 11/13/2018	100,000	100,867
3.20%, 08/09/2021	250,000	251,464
Fifth Third Bancorp 2.88%, 07/27/2020	206,000	208,266
Fifth Third Bank
2.15%, 08/20/2018, MTN	350,000	352,211
2.88%, 10/01/2021	204,000	206,427
HSBC Bank PLC 4.75%, 01/19/2021 (B)	375,000	401,881
HSBC Bank USA NA 4.88%, 08/24/2020	250,000	265,031
HSBC Holdings PLC
2.65%, 01/05/2022	250,000	244,065
3.60%, 05/25/2023	229,000	230,328
4.00%, 03/30/2022	107,000	110,675

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
HSBC Holdings PLC (continued)
4.30%, 03/08/2026	$ 200,000	$ 207,373
4.38%, 11/23/2026	200,000	201,485
4.88%, 01/14/2022	160,000	172,726
6.10%, 01/14/2042	150,000	186,541
HSBC USA, Inc.
1.63%, 01/16/2018	100,000	99,825
2.35%, 03/05/2020	323,000	320,474
Huntington Bancshares, Inc.
2.30%, 01/14/2022	227,000	220,164
3.15%, 03/14/2021	100,000	101,410
Huntington National Bank
2.00%, 06/30/2018	250,000	250,108
2.20%, 11/06/2018	250,000	250,708
Industrial & Commercial Bank of China, Ltd.
2.35%, 11/13/2017, MTN	250,000	250,163
2.45%, 10/20/2021	250,000	243,861
ING Bank NV
1.65%, 08/15/2019 (B)	420,000	414,319
2.05%, 08/17/2018 (B)	250,000	250,207
2.50%, 10/01/2019 (B)	250,000	251,610
2.70%, 08/17/2020 (B)	300,000	301,063
3.75%, 03/07/2017 (B)	200,000	200,846
KeyBank NA 2.35%, 03/08/2019	250,000	251,436
KeyCorp
2.30%, 12/13/2018, MTN	184,000	185,096
2.90%, 09/15/2020, MTN	98,000	99,162
5.10%, 03/24/2021, MTN	100,000	109,353
Macquarie Bank, Ltd.
1.60%, 10/27/2017 (B)	305,000	304,980
2.40%, 01/21/2020 (B)	150,000	148,647
2.60%, 06/24/2019 (B)	187,000	188,304
Manufacturers & Traders Trust Co. 1.40%, 07/25/2017	337,000	337,178
Mitsubishi UFJ Financial Group, Inc. 2.19%, 09/13/2021	245,000	238,253
Mitsubishi UFJ Trust & Banking Corp. 1.60%, 10/16/2017 (B)	207,000	206,826
Mizuho Bank, Ltd.
1.80%, 03/26/2018 (B) (I)	242,000	241,647
3.60%, 09/25/2024 (B)	300,000	306,457
National Australia Bank, Ltd. 2.00%, 06/20/2017 (B)	250,000	250,816
Nordea Bank AB
1.63%, 05/15/2018 (B)	350,000	349,159
3.13%, 03/20/2017 (B)	350,000	351,589
PNC Financial Services Group, Inc.
2.85% (G), 11/09/2022	101,000	100,069
3.90%, 04/29/2024	91,000	93,284
4.38%, 08/11/2020	92,000	97,967
5.13%, 02/08/2020	65,000	70,327
5.63%, 02/01/2017	25,000	25,076
6.70%, 06/10/2019	25,000	27,737
Regions Bank 2.25%, 09/14/2018	290,000	290,952
Regions Financial Corp. 3.20%, 02/08/2021	107,000	108,514

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Royal Bank of Canada
1.80%, 07/30/2018, MTN	$ 230,000	$ 230,737
1.88%, 02/05/2020	600,000	597,050
2.00%, 10/01/2018	159,000	160,079
2.20%, 07/27/2018, MTN	300,000	302,002
Royal Bank of Scotland Group PLC 3.88%, 09/12/2023	200,000	192,051
Santander Holdings USA, Inc. 2.70%, 05/24/2019	250,000	249,810
Santander Issuances SAU 5.18%, 11/19/2025	200,000	201,881
Santander UK Group Holdings PLC 2.88%, 10/16/2020	150,000	148,649
Santander UK PLC
1.65%, 09/29/2017	323,000	323,342
2.50%, 03/14/2019	233,000	234,361
Stadshypotek AB 1.88%, 10/02/2019 (B)	250,000	248,715
Standard Chartered PLC
2.10%, 08/19/2019 (B)	175,000	173,000
3.05%, 01/15/2021 (B)	200,000	199,760
5.20%, 01/26/2024 (B)	200,000	206,722
Sumitomo Mitsui Banking Corp. 1.35%, 07/11/2017, MTN	250,000	249,751
Sumitomo Mitsui Financial Group, Inc.
2.06%, 07/14/2021	101,000	97,686
2.44%, 10/19/2021	119,000	117,068
2.63%, 07/14/2026	107,000	99,431
2.93%, 03/09/2021	120,000	120,628
Sumitomo Mitsui Trust Bank, Ltd. 2.05%, 10/18/2019 (B)	335,000	332,149
SunTrust Banks, Inc.
2.50%, 05/01/2019	130,000	131,109
2.70%, 01/27/2022	76,000	76,032
2.90%, 03/03/2021	59,000	59,833
Toronto-Dominion Bank
1.45%, 09/06/2018, MTN	225,000	223,905
1.50%, 03/13/2017 (B)	200,000	200,156
1.80%, 07/13/2021	100,000	96,837
2.25%, 11/05/2019, MTN	279,000	280,660
2.50%, 12/14/2020, MTN	150,000	150,544
3.63% (A), 09/15/2031	110,000	107,451
US Bancorp
1.65%, 05/15/2017, MTN	96,000	96,137
2.38%, 07/22/2026, MTN	100,000	92,577
3.00%, 03/15/2022, MTN	83,000	84,623
4.13%, 05/24/2021, MTN	34,000	36,383
US Bank NA
1.38%, 09/11/2017	250,000	250,199
2.13%, 10/28/2019	250,000	250,903
2.80%, 01/27/2025	250,000	243,965
Wachovia Corp. 5.75%, 02/01/2018, MTN	749,000	780,904
Wells Fargo & Co.
2.10%, 07/26/2021	300,000	291,916
3.00%, 02/19/2025, MTN	213,000	204,616
3.30%, 09/09/2024, MTN	700,000	692,823
3.50%, 03/08/2022, MTN	150,000	154,328

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Wells Fargo & Co. (continued)
4.10%, 06/03/2026, MTN	$ 258,000	$ 261,403
4.60%, 04/01/2021, MTN	650,000	698,451
4.65%, 11/04/2044, MTN	184,000	181,099
4.75%, 12/07/2046, MTN	143,000	145,124
4.90%, 11/17/2045, MTN	112,000	115,038
Wells Fargo Bank NA
2.15%, 12/06/2019, MTN	390,000	389,758
6.00%, 11/15/2017	250,000	259,448
Westpac Banking Corp.
1.60%, 08/19/2019	150,000	148,213
2.00%, 03/03/2020 (B)	304,000	301,641
4.32% (A), 11/23/2031, MTN	180,000	180,573

		42,402,531

Beverages - 0.4%
Anheuser-Busch InBev Finance, Inc.
1.90%, 02/01/2019	310,000	310,445
3.30%, 02/01/2023	776,000	789,760
3.70%, 02/01/2024	160,000	165,393
4.70%, 02/01/2036	727,000	764,708
Anheuser-Busch InBev Worldwide, Inc. 3.75%, 01/15/2022	270,000	281,819
Brown-Forman Corp. 4.50%, 07/15/2045	75,000	78,402
Diageo Capital PLC
1.50%, 05/11/2017	38,000	38,056
4.83%, 07/15/2020	25,000	27,114
Diageo Investment Corp. 8.00%, 09/15/2022	100,000	124,978
Heineken NV 1.40%, 10/01/2017 (B)	40,000	40,016
Molson Coors Brewing Co.
1.45%, 07/15/2019	155,000	152,714
3.00%, 07/15/2026	105,000	99,258
PepsiCo, Inc.
1.25%, 08/13/2017 - 04/30/2018	320,000	319,893
3.10%, 07/17/2022	20,000	20,546
3.45%, 10/06/2046	150,000	136,648
4.60%, 07/17/2045	78,000	85,009
4.88%, 11/01/2040	33,000	36,557

		3,471,316

Biotechnology - 0.6%
AbbVie, Inc.
1.80%, 05/14/2018	210,000	210,158
2.00%, 11/06/2018	134,000	134,082
2.85%, 05/14/2023	189,000	183,345
2.90%, 11/06/2022	187,000	184,709
3.20%, 11/06/2022	143,000	143,094
4.30%, 05/14/2036	180,000	171,524
4.50%, 05/14/2035	636,000	624,887
Amgen, Inc.
2.13%, 05/01/2020	12,000	11,888
3.63%, 05/22/2024	382,000	388,585
3.88%, 11/15/2021	100,000	104,682
4.40%, 05/01/2045	150,000	143,782
4.66%, 06/15/2051 (B)	301,000	289,293
4.95%, 10/01/2041	100,000	103,760
5.70%, 02/01/2019	50,000	53,741

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Biotechnology (continued)
Biogen, Inc.
3.63%, 09/15/2022	$ 122,000	$ 125,229
5.20%, 09/15/2045	67,000	71,700
Celgene Corp.
2.13%, 08/15/2018	170,000	170,683
3.25%, 08/15/2022	317,000	319,824
3.63%, 05/15/2024	164,000	164,802
5.00%, 08/15/2045	114,000	118,529
Gilead Sciences, Inc.
1.95%, 03/01/2022	225,000	217,697
2.50%, 09/01/2023	169,000	162,970
3.65%, 03/01/2026	72,000	73,003
3.70%, 04/01/2024	315,000	323,324
4.00%, 09/01/2036	49,000	46,984
4.60%, 09/01/2035	65,000	67,417

		4,609,692

Building Products - 0.1%
Johnson Controls International PLC
1.40%, 11/02/2017	104,000	104,167
3.75%, 12/01/2021	66,000	68,311
4.95% (G), 07/02/2064	120,000	111,907
5.13%, 09/14/2045	46,000	48,942
5.25%, 12/01/2041	100,000	107,592

		440,919

Capital Markets - 1.9%
Ameriprise Financial, Inc.
2.88%, 09/15/2026	254,000	242,417
4.00%, 10/15/2023	200,000	209,751
Bank of New York Mellon Corp.
2.20%, 03/04/2019 - 08/16/2023, MTN	275,000	266,352
2.60%, 08/17/2020, MTN	194,000	195,413
3.25%, 09/11/2024, MTN	150,000	150,663
3.55%, 09/23/2021	90,000	93,732
3.65%, 02/04/2024, MTN	167,000	171,850
4.60%, 01/15/2020, MTN	30,000	32,052
BlackRock, Inc.
3.38%, 06/01/2022	65,000	67,388
3.50%, 03/18/2024	55,000	56,963
6.25%, 09/15/2017	100,000	103,516
Charles Schwab Corp.
1.50%, 03/10/2018	240,000	240,057
3.23%, 09/01/2022	20,000	20,462
CME Group, Inc.
3.00%, 09/15/2022 - 03/15/2025	305,000	307,766
5.30%, 09/15/2043	32,000	37,488
Credit Suisse AG
1.38%, 05/26/2017, MTN	256,000	256,059
1.70%, 04/27/2018	230,000	229,493
1.75%, 01/29/2018	250,000	249,504
2.30%, 05/28/2019, MTN	250,000	250,612
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, 06/09/2023	250,000	249,724
4.88%, 05/15/2045	250,000	256,618
Deutsche Bank AG
1.88%, 02/13/2018	122,000	121,300
3.70%, 05/30/2024	267,000	259,639
6.00%, 09/01/2017	170,000	174,022

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Goldman Sachs Group, Inc.
2.35%, 11/15/2021	$ 650,000	$ 631,514
2.38%, 01/22/2018	498,000	500,961
2.60%, 04/23/2020	281,000	281,294
2.63%, 01/31/2019 - 04/25/2021	276,000	278,157
2.75%, 09/15/2020	55,000	55,238
2.88%, 02/25/2021	60,000	60,277
3.50%, 01/23/2025 - 11/16/2026	375,000	367,583
3.63%, 01/22/2023	275,000	280,888
3.75%, 05/22/2025 - 02/25/2026	156,000	156,420
3.85%, 07/08/2024, MTN	311,000	317,466
4.00%, 03/03/2024	320,000	331,974
4.25%, 10/21/2025	100,000	101,584
5.15%, 05/22/2045	48,000	50,480
5.25%, 07/27/2021	31,000	33,976
5.38%, 03/15/2020, MTN	365,000	396,020
5.75%, 01/24/2022	120,000	134,906
5.95%, 01/18/2018	95,000	98,965
6.00%, 06/15/2020, MTN	188,000	208,481
7.50%, 02/15/2019, MTN	460,000	509,947
Intercontinental Exchange, Inc.
2.50%, 10/15/2018	38,000	38,504
4.00%, 10/15/2023	88,000	92,282
Invesco Finance PLC
3.75%, 01/15/2026	94,000	95,258
4.00%, 01/30/2024	71,000	73,980
Legg Mason, Inc.
3.95%, 07/15/2024 (I)	115,000	115,413
4.75%, 03/15/2026	60,000	62,104
Macquarie Group, Ltd.
6.00%, 01/14/2020 (B)	100,000	108,342
6.25%, 01/14/2021 (B)	175,000	193,752
Morgan Stanley
1.88%, 01/05/2018	190,000	190,283
2.20%, 12/07/2018, MTN	20,000	20,074
2.45%, 02/01/2019, MTN	250,000	251,717
2.65%, 01/27/2020	250,000	251,177
2.80%, 06/16/2020	189,000	190,547
3.70%, 10/23/2024, MTN	444,000	449,289
3.75%, 02/25/2023, MTN	600,000	616,286
4.00%, 07/23/2025, MTN	264,000	270,604
4.10%, 05/22/2023, MTN	150,000	153,978
4.30%, 01/27/2045	92,000	91,684
4.35%, 09/08/2026, MTN	200,000	204,950
5.00%, 11/24/2025	269,000	287,369
5.45%, 01/09/2017, MTN	241,000	241,119
5.50%, 07/24/2020 - 07/28/2021, MTN	334,000	368,334
5.63%, 09/23/2019, MTN	200,000	216,792
5.75%, 01/25/2021	100,000	110,958
7.30%, 05/13/2019, MTN	200,000	222,856
State Street Corp.
3.10%, 05/15/2023	48,000	47,906
3.55%, 08/18/2025	88,000	90,091
3.70%, 11/20/2023	231,000	240,487
TD Ameritrade Holding Corp. 2.95%, 04/01/2022	138,000	139,718
UBS AG
1.38%, 08/14/2017, MTN	250,000	249,918
1.80%, 03/26/2018, MTN	250,000	250,173

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
UBS Group Funding Jersey, Ltd.
2.65%, 02/01/2022 (B)	$ 480,000	$ 466,510
2.95%, 09/24/2020 (B)	240,000	240,106
4.13%, 04/15/2026 (B)	200,000	204,545

		15,886,078

Chemicals - 0.5%
Agrium, Inc.
3.38%, 03/15/2025	108,000	104,614
4.13%, 03/15/2035	511,000	468,532
5.25%, 01/15/2045	152,000	158,289
Air Liquide Finance SA 2.25%, 09/27/2023 (B)	200,000	190,430
CF Industries, Inc.
4.50%, 12/01/2026 (B)	167,000	164,143
7.13%, 05/01/2020	250,000	272,500
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co., LP 3.40%, 12/01/2026 (B)	181,000	180,693
Dow Chemical Co.
3.00%, 11/15/2022	130,000	130,059
4.13%, 11/15/2021	50,000	52,831
5.25%, 11/15/2041	45,000	48,619
E.I. du Pont de Nemours & Co.
4.90%, 01/15/2041	18,000	18,865
6.00%, 07/15/2018	150,000	159,399
Ecolab, Inc.
1.45%, 12/08/2017	56,000	55,945
2.25%, 01/12/2020	333,000	332,904
Monsanto Co. 4.70%, 07/15/2064	97,000	87,368
Mosaic Co.
4.25%, 11/15/2023 (I)	273,000	275,277
4.88%, 11/15/2041	8,000	6,944
5.45%, 11/15/2033	91,000	90,254
5.63%, 11/15/2043	222,000	213,940
Potash Corp. of Saskatchewan, Inc. 3.00%, 04/01/2025	220,000	207,443
PPG Industries, Inc. 2.30%, 11/15/2019	171,000	171,833
Praxair, Inc. 2.65%, 02/05/2025	59,000	57,180
Union Carbide Corp. 7.50%, 06/01/2025	175,000	210,681
Valspar Corp. 6.05%, 05/01/2017	118,000	119,615

		3,778,358

Commercial Services & Supplies - 0.2%
Brambles USA, Inc. 4.13%, 10/23/2025 (B)	100,000	101,807
ERAC USA Finance LLC
4.50%, 08/16/2021 (B)	36,000	38,406
5.25%, 10/01/2020 (B)	48,000	52,306
5.63%, 03/15/2042 (B)	59,000	65,034
6.70%, 06/01/2034 (B) (I)	152,000	184,341
MUFG Americas Holdings Corp. 2.25%, 02/10/2020	65,000	64,308

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies (continued)
Republic Services, Inc.
2.90%, 07/01/2026	$ 49,000	$ 46,974
3.55%, 06/01/2022	54,000	56,095
Siemens Financieringsmaatschappij NV 3.30%, 09/15/2046 (B)	300,000	261,200
Textron, Inc. 4.30%, 03/01/2024	150,000	155,590
Waste Management, Inc.
2.40%, 05/15/2023	80,000	77,572
3.13%, 03/01/2025	77,000	77,099
3.90%, 03/01/2035	28,000	27,837

		1,208,569

Communications Equipment - 0.2%
Cisco Systems, Inc.
1.65%, 06/15/2018	200,000	200,603
1.85%, 09/20/2021	100,000	97,597
2.90%, 03/04/2021	110,000	112,561
3.00%, 06/15/2022	111,000	113,144
3.63%, 03/04/2024	450,000	469,717
5.90%, 02/15/2039	70,000	88,898
Harris Corp.
3.83%, 04/27/2025	200,000	203,174
4.85%, 04/27/2035	70,000	73,545

		1,359,239

Construction & Engineering - 0.0% (H)
ABB Finance USA, Inc.
1.63%, 05/08/2017	28,000	28,038
2.88%, 05/08/2022	29,000	29,296
4.38%, 05/08/2042	17,000	17,836
Fluor Corp. 3.38%, 09/15/2021	190,000	194,875

		270,045

Consumer Finance - 1.3%
American Express Co.
3.63%, 12/05/2024	104,000	104,431
7.00%, 03/19/2018	50,000	53,135
American Express Credit Corp.
1.55%, 09/22/2017, MTN	97,000	97,108
1.80%, 07/31/2018, MTN	360,000	360,463
1.88%, 11/05/2018, MTN	111,000	111,161
2.25%, 05/05/2021, MTN	247,000	244,057
2.38%, 05/26/2020, MTN	290,000	289,838
American Honda Finance Corp.
1.20%, 07/14/2017, MTN	111,000	111,099
1.55%, 12/11/2017, MTN (I)	144,000	144,125
1.60%, 02/16/2018 (B)	213,000	213,191
2.25%, 08/15/2019, MTN	317,000	320,087
2.30%, 09/09/2026, MTN	34,000	31,736
BMW US Capital LLC
1.45%, 09/13/2019 (B)	130,000	128,472
2.25%, 09/15/2023 (B)	180,000	172,505
Capital One Bank USA NA 3.38%, 02/15/2023	300,000	297,184
Capital One Financial Corp.
3.50%, 06/15/2023	121,000	121,458
3.75%, 04/24/2024 - 07/28/2026	560,000	547,224
4.20%, 10/29/2025	315,000	316,048

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
Capital One NA 2.35%, 08/17/2018	$ 250,000	$ 251,436
Daimler Finance North America LLC
1.50%, 07/05/2019 (B)	155,000	152,501
1.75%, 10/30/2019 (B)	150,000	148,081
2.38%, 08/01/2018 (B)	151,000	152,136
2.95%, 01/11/2017 (B)	150,000	150,047
Ford Motor Credit Co. LLC
1.68%, 09/08/2017	455,000	454,264
2.24%, 06/15/2018	200,000	200,271
2.38%, 03/12/2019	400,000	399,763
2.46%, 03/27/2020	250,000	246,790
3.00%, 06/12/2017	400,000	402,328
3.16%, 08/04/2020	350,000	352,602
3.34%, 03/18/2021	200,000	201,388
4.13%, 08/04/2025	200,000	200,240
General Motors Financial Co., Inc.
2.35%, 10/04/2019	130,000	128,472
2.40%, 05/09/2019	165,000	164,563
3.20%, 07/13/2020 - 07/06/2021	425,000	424,916
3.70%, 05/09/2023	184,000	181,054
4.00%, 01/15/2025 - 10/06/2026	295,000	284,355
John Deere Capital Corp.
1.20%, 10/10/2017	98,000	97,936
1.60%, 07/13/2018, MTN	43,000	42,986
2.45%, 09/11/2020, MTN	40,000	40,166
2.80%, 01/27/2023	73,000	72,973
3.15%, 10/15/2021, MTN	33,000	33,851
5.75%, 09/10/2018, MTN	200,000	213,568
PACCAR Financial Corp.
1.30%, 05/10/2019, MTN	93,000	91,898
1.45%, 03/09/2018, MTN	130,000	129,952
1.60%, 03/15/2017, MTN	53,000	53,063
1.75%, 08/14/2018, MTN	150,000	150,637
Synchrony Financial 3.70%, 08/04/2026	329,000	316,258
Toyota Motor Credit Corp.
1.38%, 01/10/2018, MTN	100,000	99,873
1.45%, 01/12/2018, MTN (I)	103,000	103,030
1.55%, 10/18/2019, MTN	190,000	187,700
2.10%, 01/17/2019, MTN	105,000	105,576
2.13%, 07/18/2019, MTN	225,000	225,976
Visa, Inc. 1.20%, 12/14/2017	390,000	389,945

		10,513,917

Containers & Packaging - 0.0% (H)
International Paper Co.
3.00%, 02/15/2027	143,000	134,912
7.30%, 11/15/2039	120,000	152,906

		287,818

Diversified Consumer Services - 0.1%
Nationwide Building Society 4.00%, 09/14/2026 (B)	250,000	238,190
President and Fellows of Harvard College 3.30%, 07/15/2056	214,000	188,199

		426,389

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services - 0.5%
AIG Global Funding 1.65%, 12/15/2017 (B)	$ 97,000	$ 97,095
Arch Capital Finance LLC
4.01%, 12/15/2026	77,000	78,108
5.03%, 12/15/2046	88,000	92,258
Berkshire Hathaway, Inc.
2.75%, 03/15/2023	146,000	145,452
3.00%, 02/11/2023	25,000	25,295
3.40%, 01/31/2022	397,000	414,354
3.75%, 08/15/2021 (I)	134,000	141,910
Blackstone Holdings Finance Co. LLC
4.45%, 07/15/2045 (B)	44,000	40,203
5.88%, 03/15/2021 (B)	170,000	190,586
CDP Financial, Inc. 4.40%, 11/25/2019 (B)	250,000	266,703
Conoco Funding Co. 7.25%, 10/15/2031	25,000	32,096
GE Capital International Funding Co. Unlimited Co.
2.34%, 11/15/2020	299,000	298,857
3.37%, 11/15/2025	819,000	832,576
4.42%, 11/15/2035	206,000	215,869
International Lease Finance Corp. 5.88%, 08/15/2022	150,000	162,750
Jefferies Group LLC
6.45%, 06/08/2027	75,000	82,254
6.88%, 04/15/2021	180,000	204,774
Murray Street Investment Trust I 4.65% (G), 03/09/2017	100,000	100,521
National Rural Utilities Cooperative Finance Corp.
1.50%, 11/01/2019, MTN	160,000	158,658
1.65%, 02/08/2019	130,000	129,877
Private Export Funding Corp. 3.55%, 01/15/2024	150,000	159,763
Protective Life Global Funding
2.00%, 09/14/2021 (B)	200,000	193,390
2.70%, 11/25/2020 (B)	250,000	250,364
Voya Financial, Inc. 3.65%, 06/15/2026	95,000	92,889

		4,406,602

Diversified Telecommunication Services - 1.3%
AT&T, Inc.
2.30%, 03/11/2019	330,000	331,265
3.00%, 06/30/2022	224,000	219,881
3.40%, 05/15/2025	56,000	53,974
3.60%, 02/17/2023	760,000	766,475
3.80%, 03/15/2022	333,000	341,371
3.88%, 08/15/2021	50,000	51,622
3.95%, 01/15/2025	85,000	85,147
4.30%, 12/15/2042	373,000	333,900
4.35%, 06/15/2045	49,000	43,661
4.50%, 05/15/2035	300,000	289,850
4.55%, 03/09/2049	336,000	303,497
4.60%, 02/15/2021	125,000	132,210
4.75%, 05/15/2046	67,000	63,477
5.35%, 09/01/2040	203,000	208,480
5.50%, 02/01/2018	105,000	109,094

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
AT&T, Inc. (continued)
6.15%, 09/15/2034	$ 134,000	$ 145,792
6.30%, 01/15/2038	50,000	56,827
6.38%, 03/01/2041	100,000	115,161
BellSouth LLC 6.55%, 06/15/2034	350,000	384,070
British Telecommunications PLC
5.95%, 01/15/2018	151,000	157,372
9.13%, 12/15/2030	150,000	228,852
Centel Capital Corp. 9.00%, 10/15/2019	40,000	45,400
Deutsche Telekom International Finance BV
1.95%, 09/19/2021 (B)	150,000	144,537
2.25%, 03/06/2017 (B)	150,000	150,213
8.75%, 06/15/2030	75,000	110,259
GTP Acquisition Partners I LLC
2.35%, 06/15/2045 (B)	39,000	38,007
3.48%, 06/15/2050 (B)	41,000	39,829
Nippon Telegraph & Telephone Corp. 1.40%, 07/18/2017	27,000	26,988
Orange SA
1.63%, 11/03/2019	200,000	196,820
9.00%, 03/01/2031	263,000	395,427
Qwest Corp. 6.75%, 12/01/2021	148,000	160,580
Telefonica Emisiones SAU
3.19%, 04/27/2018	150,000	152,157
4.57%, 04/27/2023	150,000	157,370
5.13%, 04/27/2020	41,000	43,930
Verizon Communications, Inc.
2.63%, 02/21/2020	461,000	465,423
2.63%, 08/15/2026 (I)	440,000	405,043
3.45%, 03/15/2021	114,000	117,694
4.15%, 03/15/2024	261,000	272,740
4.27%, 01/15/2036	330,000	315,852
4.40%, 11/01/2034	321,000	316,823
4.50%, 09/15/2020	115,000	123,063
4.52%, 09/15/2048	153,000	146,714
4.67%, 03/15/2055	494,000	463,920
4.86%, 08/21/2046	248,000	251,297
5.01%, 08/21/2054	33,000	32,827
5.05%, 03/15/2034	250,000	263,259
5.15%, 09/15/2023	879,000	971,948
5.85%, 09/15/2035	75,000	85,655

		10,315,753

Electric Utilities - 1.3%
AEP Transmission Co. LLC 4.00%, 12/01/2046 (B)	93,000	92,253
Alabama Power Co.
3.75%, 03/01/2045	118,000	111,494
5.60%, 03/15/2033	100,000	115,397
6.13%, 05/15/2038	11,000	13,758
American Electric Power Co., Inc. 1.65%, 12/15/2017	32,000	32,011
Appalachian Power Co. 6.70%, 08/15/2037	50,000	64,072
Arizona Public Service Co.
2.20%, 01/15/2020	100,000	100,117
4.50%, 04/01/2042	28,000	29,406

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Baltimore Gas & Electric Co.
2.80%, 08/15/2022 (I)	$ 95,000	$ 95,417
3.50%, 08/15/2046	94,000	84,580
Cleveland Electric Illuminating Co. 7.88%, 11/01/2017	50,000	52,589
Commonwealth Edison Co. 3.65%, 06/15/2046	81,000	76,121
Delmarva Power & Light Co. 4.15%, 05/15/2045	150,000	153,711
Duke Energy Carolinas LLC
4.25%, 12/15/2041	21,000	21,483
6.00%, 12/01/2028 (I)	100,000	124,004
6.00%, 01/15/2038	48,000	59,454
Duke Energy Corp.
1.80%, 09/01/2021	320,000	308,257
2.65%, 09/01/2026	149,000	139,066
Duke Energy Indiana LLC
3.75%, 07/15/2020 - 05/15/2046	200,000	198,988
6.35%, 08/15/2038	80,000	104,216
Duke Energy Progress LLC
2.80%, 05/15/2022	48,000	48,533
3.00%, 09/15/2021	55,000	56,413
3.25%, 08/15/2025	111,000	112,714
3.70%, 10/15/2046	124,000	117,418
4.10%, 05/15/2042 - 03/15/2043	107,000	106,809
4.15%, 12/01/2044	65,000	64,578
5.30%, 01/15/2019	70,000	74,823
Edison International 2.95%, 03/15/2023	100,000	98,824
Electricite de France SA
2.15%, 01/22/2019 (B)	80,000	80,179
2.35%, 10/13/2020 (B)	80,000	79,235
6.00%, 01/22/2114 (B)	150,000	145,531
Entergy Arkansas, Inc. 3.50%, 04/01/2026	57,000	58,086
Entergy Corp. 2.95%, 09/01/2026	78,000	72,964
Entergy Louisiana LLC
2.40%, 10/01/2026	118,000	110,109
3.05%, 06/01/2031	94,000	89,001
Entergy Mississippi, Inc. 2.85%, 06/01/2028	83,000	78,814
Exelon Corp. 3.40%, 04/15/2026	63,000	61,814
Florida Power & Light Co.
3.13%, 12/01/2025	150,000	151,656
4.95%, 06/01/2035	60,000	68,453
5.95%, 02/01/2038	50,000	64,085
Fortis, Inc. 3.06%, 10/04/2026 (B)	500,000	467,638
Georgia Power Co. 3.25%, 04/01/2026	65,000	65,322
Hydro-Quebec 9.40%, 02/01/2021	250,000	311,566
Indiana Michigan Power Co.
3.20%, 03/15/2023	125,000	126,200
7.00%, 03/15/2019	30,000	33,062

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Jersey Central Power & Light Co. 7.35%, 02/01/2019	$ 15,000	$ 16,430
John Sevier Combined Cycle Generation LLC 4.63%, 01/15/2042	64,716	68,030
Kansas City Power & Light Co.
3.15%, 03/15/2023	71,000	70,469
5.30%, 10/01/2041	100,000	106,832
Massachusetts Electric Co. 4.00%, 08/15/2046 (B)	105,000	100,811
Nevada Power Co.
5.38%, 09/15/2040	12,000	13,740
5.45%, 05/15/2041	50,000	58,564
6.50%, 08/01/2018	50,000	53,765
7.13%, 03/15/2019	140,000	155,648
New York State Electric & Gas Corp. 3.25%, 12/01/2026 (B)	95,000	94,587
NextEra Energy Capital Holdings, Inc.
1.59%, 06/01/2017	130,000	130,076
1.65%, 09/01/2018	85,000	84,733
2.30%, 04/01/2019	130,000	130,990
2.40%, 09/15/2019	53,000	53,300
6.00%, 03/01/2019	25,000	27,035
Niagara Mohawk Power Corp.
3.51%, 10/01/2024 (B)	141,000	143,629
4.88%, 08/15/2019 (B)	40,000	42,686
NiSource Finance Corp. 5.80%, 02/01/2042	118,000	137,319
Northern States Power Co. 6.25%, 06/01/2036	40,000	51,809
Ohio Power Co.
5.38%, 10/01/2021	50,000	55,857
6.05%, 05/01/2018	30,000	31,609
Oncor Electric Delivery Co. LLC
6.80%, 09/01/2018	65,000	70,236
7.00%, 09/01/2022	50,000	61,028
Pacific Gas & Electric Co.
2.45%, 08/15/2022	68,000	67,170
3.25%, 06/15/2023	50,000	51,011
3.50%, 06/15/2025	94,000	96,589
4.00%, 12/01/2046	102,000	100,594
4.45%, 04/15/2042	17,000	17,855
4.50%, 12/15/2041	96,000	100,147
6.05%, 03/01/2034	250,000	312,867
PacifiCorp
2.95%, 02/01/2022 - 06/01/2023	300,000	302,919
3.60%, 04/01/2024	105,000	109,202
5.65%, 07/15/2018	25,000	26,505
PECO Energy Co.
2.38%, 09/15/2022	100,000	98,206
5.35%, 03/01/2018	50,000	52,147
PPL Capital Funding, Inc. 3.40%, 06/01/2023	70,000	70,477
Progress Energy, Inc. 3.15%, 04/01/2022	54,000	54,488
South Carolina Electric & Gas Co. 4.50%, 06/01/2064	26,000	25,631
Southern California Edison Co.
1.13%, 05/01/2017	172,000	172,023

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Southern California Edison Co. (continued)
1.85%, 02/01/2022	$ 55,000	$ 54,105
3.50%, 10/01/2023	106,000	110,158
3.90%, 12/01/2041	30,000	29,625
5.50%, 08/15/2018	65,000	69,066
6.05%, 03/15/2039	60,000	76,875
Southern Co. 1.30%, 08/15/2017	239,000	238,879
Southern Power Co.
1.50%, 06/01/2018	160,000	159,273
4.15%, 12/01/2025	91,000	94,291
5.15%, 09/15/2041	130,000	130,922
Southwestern Electric Power Co. 6.45%, 01/15/2019	150,000	162,871
Southwestern Public Service Co. 4.50%, 08/15/2041	100,000	105,732
State Grid Overseas Investment, Ltd. 1.75%, 05/22/2018 (B)	200,000	199,099
Toledo Edison Co. 6.15%, 05/15/2037	200,000	236,049
Tri-State Generation & Transmission Association, Inc. 4.25%, 06/01/2046	62,000	59,755
Virginia Electric & Power Co.
2.95%, 01/15/2022	27,000	27,370
3.45%, 02/15/2024	21,000	21,581
4.45%, 02/15/2044	28,000	29,396
5.40%, 04/30/2018	100,000	104,851
8.88%, 11/15/2038	90,000	143,266
Wisconsin Electric Power Co.
2.95%, 09/15/2021	2,000	2,042
3.10%, 06/01/2025	82,000	81,846
Xcel Energy, Inc.
2.40%, 03/15/2021	100,000	99,440
4.80%, 09/15/2041	9,000	9,590
6.50%, 07/01/2036	190,000	238,901

		10,622,218

Electrical Equipment - 0.0% (H)
Eaton Corp.
1.50%, 11/02/2017	22,000	22,018
4.00%, 11/02/2032	21,000	20,703
5.80%, 03/15/2037	100,000	116,390
7.63%, 04/01/2024	75,000	90,014

		249,125

Electronic Equipment, Instruments & Components - 0.1%
Arrow Electronics, Inc.
3.00%, 03/01/2018	39,000	39,444
4.50%, 03/01/2023	30,000	30,570
6.88%, 06/01/2018	40,000	42,510
7.50%, 01/15/2027	426,000	506,894
Corning, Inc. 1.50%, 05/08/2018	160,000	159,529

		778,947

Energy Equipment & Services - 0.2%
Boardwalk Pipelines, LP
4.95%, 12/15/2024	230,000	236,157
5.95%, 06/01/2026	42,000	45,622

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services (continued)
Diamond Offshore Drilling, Inc.
4.88%, 11/01/2043	$ 186,000	$ 132,121
5.70%, 10/15/2039	100,000	78,500
Gulf South Pipeline Co., LP
4.00%, 06/15/2022	350,000	354,543
6.30%, 08/15/2017 (B)	150,000	154,023
Halliburton Co.
3.50%, 08/01/2023	157,000	159,420
4.85%, 11/15/2035	50,000	52,731
7.45%, 09/15/2039	100,000	134,324
7.60%, 08/15/2096 (B)	50,000	62,319
National Oilwell Varco, Inc. 1.35%, 12/01/2017	26,000	25,899
Noble Holding International, Ltd. 5.25%, 03/16/2018 (I)	42,000	41,895
Schlumberger Holdings Corp. 3.63%, 12/21/2022 (B)	220,000	228,028
Schlumberger Investment SA 3.30%, 09/14/2021 (B)	41,000	42,345
Texas Eastern Transmission, LP 2.80%, 10/15/2022 (B)	81,000	78,842

		1,826,769

Equity Real Estate Investment Trusts - 0.8%
American Tower Corp.
2.25%, 01/15/2022	200,000	191,574
3.38%, 10/15/2026	100,000	94,669
3.50%, 01/31/2023	141,000	141,427
5.00%, 02/15/2024	86,000	92,593
AvalonBay Communities, Inc.
2.85%, 03/15/2023, MTN	330,000	324,390
3.50%, 11/15/2024, MTN	50,000	50,420
Boston Properties, LP
2.75%, 10/01/2026	78,000	71,318
3.65%, 02/01/2026	74,000	73,076
3.80%, 02/01/2024	100,000	101,421
Brixmor Operating Partnership, LP 3.85%, 02/01/2025	200,000	196,942
Crown Castle International Corp.
2.25%, 09/01/2021	154,000	148,987
4.88%, 04/15/2022	130,000	138,424
5.25%, 01/15/2023	70,000	75,338
DDR Corp. 3.63%, 02/01/2025	230,000	222,493
Duke Realty, LP 3.25%, 06/30/2026	43,000	41,585
Equity Commonwealth 5.88%, 09/15/2020	312,000	333,415
ERP Operating, LP
2.85%, 11/01/2026	138,000	130,110
3.00%, 04/15/2023	50,000	49,311
4.63%, 12/15/2021	46,000	49,966
GAIF Bond Issuer Pty, Ltd. 3.40%, 09/30/2026 (B)	174,000	163,892
HCP, Inc.
3.40%, 02/01/2025	95,000	90,898
3.88%, 08/15/2024	176,000	175,912
4.20%, 03/01/2024	30,000	30,533
4.25%, 11/15/2023	134,000	137,603

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
Kilroy Realty, LP 4.80%, 07/15/2018	$ 64,000	$ 66,255
Kimco Realty Corp. 2.70%, 03/01/2024	167,000	159,613
Liberty Property, LP 3.25%, 10/01/2026	53,000	50,753
National Retail Properties, Inc.
3.60%, 12/15/2026	144,000	141,856
4.00%, 11/15/2025	204,000	207,967
Prologis, LP
3.75%, 11/01/2025	32,000	32,790
4.25%, 08/15/2023	76,000	80,678
Realty Income Corp.
3.00%, 01/15/2027	85,000	80,027
3.25%, 10/15/2022	390,000	393,149
Scentre Group Trust 1 / Scentre Group Trust 2
2.38%, 11/05/2019 (B)	188,000	187,900
3.50%, 02/12/2025 (B)	300,000	296,228
Simon Property Group, LP
2.15%, 09/15/2017	167,000	167,717
3.75%, 02/01/2024	200,000	207,146
4.13%, 12/01/2021	67,000	71,500
UDR, Inc. 2.95%, 09/01/2026, MTN	72,000	67,346
Ventas Realty, LP
3.50%, 02/01/2025	54,000	53,164
3.75%, 05/01/2024	44,000	44,535
4.13%, 01/15/2026	45,000	46,004
Ventas Realty, LP / Ventas Capital Corp. 3.25%, 08/15/2022	170,000	171,608
VEREIT Operating Partnership, LP 4.60%, 02/06/2024	320,000	321,600
Welltower, Inc.
3.75%, 03/15/2023	80,000	81,609
4.00%, 06/01/2025	204,000	208,486
4.25%, 04/01/2026	200,000	207,317
4.50%, 01/15/2024	73,000	77,130

		6,548,675

Food & Staples Retailing - 0.4%
CK Hutchison International 16, Ltd. 1.88%, 10/03/2021 (B)	241,000	230,786
Costco Wholesale Corp. 2.25%, 02/15/2022	129,000	127,859
CVS Health Corp.
2.13%, 06/01/2021	331,000	324,560
2.75%, 12/01/2022	100,000	98,512
2.88%, 06/01/2026	160,000	152,507
4.00%, 12/05/2023	223,000	234,963
5.30%, 12/05/2043	58,000	65,719
CVS Pass-Through Trust 5.93%, 01/10/2034 (B)	235,003	268,449
Kroger Co.
1.50%, 09/30/2019, MTN	130,000	128,025
2.00%, 01/15/2019	160,000	160,365
4.00%, 02/01/2024	135,000	140,874
5.40%, 07/15/2040	12,000	13,320
6.15%, 01/15/2020	50,000	55,351
6.40%, 08/15/2017	55,000	56,635

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food & Staples Retailing (continued)
Kroger Co. (continued)
6.90%, 04/15/2038	$ 130,000	$ 166,225
7.50%, 04/01/2031	270,000	363,559
Sysco Corp. 3.75%, 10/01/2025	75,000	75,905
Walgreen Co. 4.40%, 09/15/2042	70,000	67,580
Walgreens Boots Alliance, Inc.
3.10%, 06/01/2023	579,000	575,173
3.80%, 11/18/2024	100,000	101,777
4.50%, 11/18/2034	185,000	186,156

		3,594,300

Food Products - 0.4%
Bunge NA Finance, LP 5.90%, 04/01/2017	16,000	16,138
Bunge, Ltd. Finance Corp.
3.25%, 08/15/2026	142,000	136,359
3.50%, 11/24/2020	61,000	62,087
8.50%, 06/15/2019	55,000	63,011
Cargill, Inc.
3.30%, 03/01/2022 (B)	70,000	71,497
6.00%, 11/27/2017 (B)	100,000	104,078
Danone SA
1.69%, 10/30/2019 (B)	200,000	197,496
2.59%, 11/02/2023 (B)	300,000	289,069
JM Smucker Co. 1.75%, 03/15/2018	280,000	280,365
Kellogg Co. 1.75%, 05/17/2017	38,000	38,089
Kraft Heinz Foods Co.
2.00%, 07/02/2018	300,000	300,067
2.80%, 07/02/2020	330,000	333,136
3.50%, 06/06/2022	64,000	65,086
3.95%, 07/15/2025	215,000	217,803
5.00%, 06/04/2042	59,000	60,412
6.13%, 08/23/2018	73,000	77,816
6.50%, 02/09/2040	75,000	91,383
6.88%, 01/26/2039	356,000	447,262
Mead Johnson Nutrition Co. 4.13%, 11/15/2025	184,000	188,120
Tyson Foods, Inc.
3.95%, 08/15/2024	146,000	148,744
4.88%, 08/15/2034	270,000	275,141

		3,463,159

Gas Utilities - 0.2%
Atmos Energy Corp.
4.13%, 10/15/2044	75,000	74,597
4.15%, 01/15/2043	138,000	134,417
8.50%, 03/15/2019	35,000	39,799
Boston Gas Co. 4.49%, 02/15/2042 (B)	26,000	26,586
CenterPoint Energy Resources Corp. 5.85%, 01/15/2041	100,000	113,143
Dominion Gas Holdings LLC 2.80%, 11/15/2020	59,000	59,537
KeySpan Gas East Corp. 2.74%, 08/15/2026 (B)	90,000	85,440

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Gas Utilities (continued)
Korea Gas Corp. 1.88%, 07/18/2021 (B)	$ 200,000	$ 191,587
Southern Co. Gas Capital Corp.
2.45%, 10/01/2023	48,000	46,037
3.25%, 06/15/2026	39,000	38,056
3.50%, 09/15/2021	75,000	77,083
3.95%, 10/01/2046	59,000	54,594
4.40%, 06/01/2043	63,000	62,295
5.88%, 03/15/2041	146,000	170,063
Southwest Gas Corp. 3.80%, 09/29/2046	111,000	99,619

		1,272,853

Health Care Equipment & Supplies - 0.2%
Abbott Laboratories
2.35%, 11/22/2019	290,000	290,342
3.40%, 11/30/2023	129,000	128,515
Becton Dickinson and Co.
1.80%, 12/15/2017	127,000	127,289
2.68%, 12/15/2019	29,000	29,424
3.73%, 12/15/2024	19,000	19,430
Danaher Corp. 2.40%, 09/15/2020	56,000	56,118
Medtronic, Inc.
2.50%, 03/15/2020	131,000	132,466
3.13%, 03/15/2022	90,000	91,953
3.15%, 03/15/2022	85,000	87,059
4.38%, 03/15/2035	255,000	269,772
St. Jude Medical, Inc.
2.00%, 09/15/2018	110,000	110,155
2.80%, 09/15/2020	130,000	130,729
Stryker Corp.
2.00%, 03/08/2019	165,000	165,081
3.50%, 03/15/2026	38,000	38,359
Thermo Fisher Scientific, Inc. 2.95%, 09/19/2026	77,000	72,707
Zimmer Biomet Holdings, Inc. 2.00%, 04/01/2018	150,000	150,183

		1,899,582

Health Care Providers & Services - 0.4%
Aetna, Inc.
1.90%, 06/07/2019	222,000	221,491
2.80%, 06/15/2023	75,000	73,876
4.25%, 06/15/2036	46,000	46,122
4.50%, 05/15/2042	26,000	26,370
6.75%, 12/15/2037	50,000	64,981
Anthem, Inc.
2.30%, 07/15/2018	70,000	70,458
3.13%, 05/15/2022	62,000	62,031
3.30%, 01/15/2023	28,000	27,953
4.63%, 05/15/2042	50,000	50,238
4.65%, 01/15/2043 - 08/15/2044	184,000	185,807
Cardinal Health, Inc.
1.95%, 06/15/2018	110,000	110,239
3.75%, 09/15/2025	75,000	77,462
Express Scripts Holding Co.
3.00%, 07/15/2023	76,000	73,569
3.50%, 06/15/2024	150,000	148,231

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Express Scripts Holding Co. (continued)
4.50%, 02/25/2026	$ 285,000	$ 293,400
4.80%, 07/15/2046	93,000	89,041
Laboratory Corp. of America Holdings 3.20%, 02/01/2022	249,000	251,068
Providence St Joseph Health Obligated Group 2.75%, 10/01/2026	84,000	79,519
Quest Diagnostics, Inc. 3.45%, 06/01/2026	39,000	38,467
Roche Holdings, Inc. 3.35%, 09/30/2024 (B)	300,000	307,088
Texas Health Resources 4.33%, 11/15/2055	250,000	249,949
UnitedHealth Group, Inc.
1.40%, 12/15/2017	179,000	179,033
1.70%, 02/15/2019	55,000	54,835
1.90%, 07/16/2018	100,000	100,444
2.13%, 03/15/2021	100,000	98,830
2.75%, 02/15/2023	23,000	22,872
2.88%, 03/15/2023	50,000	50,172
3.10%, 03/15/2026	100,000	98,630
3.35%, 07/15/2022	56,000	57,697
3.38%, 11/15/2021	94,000	97,546
4.63%, 07/15/2035	140,000	152,606
6.63%, 11/15/2037	80,000	104,645

		3,564,670

Hotels, Restaurants & Leisure - 0.1%
McDonald’s Corp.
2.10%, 12/07/2018, MTN	230,000	231,366
4.70%, 12/09/2035, MTN	105,000	111,081
6.30%, 10/15/2037, MTN	63,000	79,152
Starbucks Corp. 4.30%, 06/15/2045	109,000	114,466

		536,065

Household Durables - 0.0% (H)
Newell Brands, Inc. 2.60%, 03/29/2019	170,000	171,865
Whirlpool Corp. 1.65%, 11/01/2017	162,000	162,232

		334,097

Household Products - 0.0% (H)
Kimberly-Clark Corp.
2.40%, 03/01/2022	20,000	19,846
7.50%, 11/01/2018	15,000	16,602
Procter & Gamble Co. 1.90%, 11/01/2019	180,000	181,635

		218,083

Independent Power & Renewable Electricity Producers - 0.1%
Exelon Generation Co. LLC
2.95%, 01/15/2020	204,000	206,426
4.25%, 06/15/2022	140,000	144,908
6.25%, 10/01/2039	150,000	151,030
PSEG Power LLC
4.15%, 09/15/2021	125,000	130,359
4.30%, 11/15/2023 (I)	37,000	38,244

		670,967

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Industrial Conglomerates - 0.3%
General Electric Co.
1.60%, 11/20/2017, MTN	$ 127,000	$ 127,339
2.10%, 12/11/2019	20,000	20,146
2.20%, 01/09/2020, MTN	317,000	318,032
2.30%, 04/27/2017, MTN	75,000	75,286
2.70%, 10/09/2022	34,000	33,994
3.10%, 01/09/2023, MTN	230,000	233,100
3.15%, 09/07/2022, MTN	86,000	87,832
3.38%, 03/11/2024	161,000	165,480
4.38%, 09/16/2020, MTN	108,000	116,084
4.65%, 10/17/2021, MTN	390,000	427,807
5.30%, 02/11/2021	25,000	27,726
5.50%, 01/08/2020, MTN	180,000	197,225
6.75%, 03/15/2032, MTN	61,000	81,199
Honeywell International, Inc. 2.50%, 11/01/2026	270,000	255,566
Koninklijke Philips NV
3.75%, 03/15/2022	100,000	104,186
5.75%, 03/11/2018	14,000	14,672
Siemens Financieringsmaatschappij NV 1.45%, 05/25/2018 (B)	240,000	239,735

		2,525,409

Insurance - 0.9%
AIG SunAmerica Global Financing X 6.90%, 03/15/2032 (B)	200,000	255,155
Allstate Corp.
3.15%, 06/15/2023	41,000	41,517
5.35%, 06/01/2033	50,000	57,473
American International Group, Inc.
3.75%, 07/10/2025	81,000	81,523
3.88%, 01/15/2035	211,000	198,199
4.13%, 02/15/2024	71,000	73,713
Aon Corp. 6.25%, 09/30/2040	18,000	21,752
Aon PLC
3.50%, 06/14/2024	100,000	100,305
3.88%, 12/15/2025	143,000	145,758
Berkshire Hathaway Finance Corp.
1.30%, 05/15/2018	97,000	96,752
1.70%, 03/15/2019	100,000	99,911
4.30%, 05/15/2043	83,000	85,750
4.40%, 05/15/2042	221,000	232,659
5.40%, 05/15/2018	50,000	52,622
Chubb INA Holdings, Inc.
2.88%, 11/03/2022	73,000	73,597
3.15%, 03/15/2025	231,000	230,172
3.35%, 05/03/2026	50,000	50,646
CNA Financial Corp.
3.95%, 05/15/2024	26,000	26,372
4.50%, 03/01/2026	19,000	19,869
Dai-ichi Life Insurance Co., Ltd. 4.00% (A), 07/24/2026 (B) (J)	207,000	192,510
Jackson National Life Global Funding 3.05%, 04/29/2026 (B)	245,000	234,711
Liberty Mutual Group, Inc.
4.95%, 05/01/2022 (B)	47,000	51,282
6.50%, 03/15/2035 (B)	130,000	155,328

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Lincoln National Corp.
4.00%, 09/01/2023 (I)	$ 150,000	$ 156,371
4.20%, 03/15/2022	174,000	184,170
6.15%, 04/07/2036	8,000	9,377
Marsh & McLennan Cos., Inc.
2.35%, 03/06/2020	176,000	176,155
3.30%, 03/14/2023	17,000	17,277
3.50%, 03/10/2025	129,000	129,879
Massachusetts Mutual Life Insurance Co.
5.38%, 12/01/2041 (B)	26,000	28,671
7.63%, 11/15/2023 (B)	250,000	296,878
MassMutual Global Funding II 2.50%, 10/17/2022 (B)	100,000	98,197
Metropolitan Life Global Funding I
1.50%, 01/10/2018 (B)	214,000	214,035
1.55%, 09/13/2019 (B)	225,000	221,598
2.30%, 04/10/2019 (B)	150,000	150,828
3.00%, 01/10/2023 (B)	150,000	150,653
3.65%, 06/14/2018 (B)	125,000	128,592
3.88%, 04/11/2022 (B)	200,000	211,341
Nationwide Mutual Insurance Co. 9.38%, 08/15/2039 (B)	195,000	294,532
New York Life Global Funding
1.55%, 11/02/2018 (B)	100,000	99,714
2.15%, 06/18/2019 (B)	293,000	294,518
Pacific Life Insurance Co. 9.25%, 06/15/2039 (B)	210,000	310,196
Pricoa Global Funding I 1.90%, 09/21/2018 (B)	210,000	210,596
Principal Life Global Funding II
1.50%, 09/11/2017 (B)	200,000	200,133
2.38%, 11/21/2021 (B)	300,000	295,874
Progressive Corp. 2.45%, 01/15/2027	240,000	223,354
Prudential Financial, Inc. 5.75%, 07/15/2033, MTN	100,000	114,181
Prudential Insurance Co. of America 8.30%, 07/01/2025 (B)	450,000	589,479
Reliance Standard Life Global Funding II
2.50%, 01/15/2020 (B)	100,000	99,393
3.05%, 01/20/2021 (B)	101,000	101,804
Teachers Insurance & Annuity Association of America 4.90%, 09/15/2044 (B)	100,000	108,176
Travelers Cos., Inc. 5.80%, 05/15/2018	50,000	52,747

		7,746,295

Internet & Direct Marketing Retail - 0.1%
Amazon.com, Inc.
3.80%, 12/05/2024	197,000	207,013
4.80%, 12/05/2034	157,000	172,804

		379,817

Internet Software & Services - 0.1%
Alibaba Group Holding, Ltd. 1.63%, 11/28/2017	205,000	204,593
eBay, Inc.
2.50%, 03/09/2018	100,000	100,878

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Internet Software & Services (continued)
eBay, Inc. (continued)
2.60%, 07/15/2022	$ 455,000	$ 441,019
3.45%, 08/01/2024	139,000	136,833

		883,323

IT Services - 0.2%
Automatic Data Processing, Inc. 2.25%, 09/15/2020	310,000	311,602
Hewlett Packard Enterprise Co. 2.85%, 10/05/2018	68,000	68,658
International Business Machines Corp.
1.80%, 05/17/2019	100,000	100,043
2.25%, 02/19/2021 (I)	348,000	347,577
6.22%, 08/01/2027	250,000	312,526
Xerox Corp.
2.75%, 09/01/2020 (I)	150,000	147,954
2.95%, 03/15/2017	26,000	26,078
5.63%, 12/15/2019	61,000	65,597
6.75%, 02/01/2017	50,000	50,181

		1,430,216

Life Sciences Tools & Services - 0.0% (H)
Thermo Fisher Scientific, Inc.
2.15%, 12/14/2018	100,000	100,459
3.00%, 04/15/2023	57,000	56,023
3.15%, 01/15/2023	57,000	57,056
4.15%, 02/01/2024	34,000	35,405

		248,943

Machinery - 0.3%
Caterpillar Financial Services Corp.
1.93%, 10/01/2021 (B)	118,000	113,931
2.25%, 12/01/2019, MTN	219,000	219,894
2.40%, 08/09/2026	150,000	140,947
2.85%, 06/01/2022, MTN	46,000	46,091
3.25%, 12/01/2024, MTN	130,000	131,285
Caterpillar, Inc. 2.60%, 06/26/2022	35,000	34,871
Deere & Co.
2.60%, 06/08/2022	74,000	73,641
3.90%, 06/09/2042	32,000	32,043
Illinois Tool Works, Inc.
3.50%, 03/01/2024	100,000	103,851
3.90%, 09/01/2042	280,000	279,809
Ingersoll-Rand Co. 6.39%, 11/15/2027	25,000	29,583
Ingersoll-Rand Global Holding Co., Ltd.
2.88%, 01/15/2019	219,000	222,921
4.25%, 06/15/2023	81,000	85,669
Ingersoll-Rand Luxembourg Finance SA 2.63%, 05/01/2020	80,000	80,177
Parker-Hannifin Corp.
4.45%, 11/21/2044, MTN	85,000	89,787
5.50%, 05/15/2018, MTN	20,000	21,065
Pentair Finance SA
2.90%, 09/15/2018	242,000	244,797
4.65%, 09/15/2025	150,000	153,856
Roper Technologies, Inc.
3.00%, 12/15/2020	42,000	42,546
3.80%, 12/15/2026	54,000	54,416

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Machinery (continued)
Xylem, Inc.
3.25%, 11/01/2026	$ 33,000	$ 32,045
4.38%, 11/01/2046	48,000	47,284

		2,280,509

Media - 0.9%
21st Century Fox America, Inc.
4.75%, 11/15/2046 (B)	150,000	150,448
6.40%, 12/15/2035	120,000	143,358
6.65%, 11/15/2037	50,000	61,528
7.30%, 04/30/2028	50,000	62,822
8.88%, 04/26/2023	80,000	104,086
9.50%, 07/15/2024	70,000	92,788
CBS Corp.
3.70%, 08/15/2024	287,000	289,098
4.00%, 01/15/2026	83,000	84,415
Charter Communications Operating LLC / Charter Communications Operating Capital
4.46%, 07/23/2022	317,000	331,275
6.38%, 10/23/2035	92,000	105,048
6.83%, 10/23/2055	125,000	146,540
Comcast Corp.
2.75%, 03/01/2023	53,000	52,621
3.20%, 07/15/2036	200,000	179,895
4.20%, 08/15/2034	167,000	170,586
4.25%, 01/15/2033	173,000	180,035
6.45%, 03/15/2037	50,000	64,557
6.50%, 01/15/2017 - 11/15/2035	536,000	672,431
Cox Communications, Inc.
3.25%, 12/15/2022 (B)	55,000	53,575
4.80%, 02/01/2035 (B)	350,000	326,017
8.38%, 03/01/2039 (B)	60,000	74,825
Discovery Communications LLC
4.38%, 06/15/2021	80,000	84,352
4.95%, 05/15/2042	200,000	184,465
Historic TW, Inc. 9.15%, 02/01/2023	500,000	641,224
NBCUniversal Media LLC
4.38%, 04/01/2021	50,000	54,016
6.40%, 04/30/2040	170,000	219,830
SES SA 3.60%, 04/04/2023 (B)	100,000	97,540
Thomson Reuters Corp.
1.30%, 02/23/2017	119,000	119,005
1.65%, 09/29/2017	129,000	129,144
3.85%, 09/29/2024	254,000	259,155
3.95%, 09/30/2021	126,000	130,917
4.50%, 05/23/2043	59,000	55,338
4.70%, 10/15/2019	15,000	15,926
Time Warner Cable LLC
5.50%, 09/01/2041	90,000	91,495
6.75%, 07/01/2018	60,000	64,057
7.30%, 07/01/2038	100,000	123,014
8.75%, 02/14/2019	50,000	56,347
Time Warner Cos., Inc. 7.57%, 02/01/2024	40,000	49,464
Time Warner Entertainment Co., LP 8.38%, 07/15/2033	75,000	98,266

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
Time Warner, Inc.
3.55%, 06/01/2024	$ 550,000	$ 545,527
3.60%, 07/15/2025	135,000	134,244
Viacom, Inc.
2.75%, 12/15/2019	53,000	52,931
3.13%, 06/15/2022	80,000	77,571
3.88%, 04/01/2024	72,000	69,878
4.38%, 03/15/2043	93,000	74,080
4.50%, 02/27/2042	25,000	20,724
4.85%, 12/15/2034	32,000	28,527
6.88%, 04/30/2036	150,000	163,567
Walt Disney Co. 3.00%, 02/13/2026	450,000	447,742

		7,434,294

Metals & Mining - 0.2%
BHP Billiton Finance USA, Ltd.
2.05%, 09/30/2018	175,000	175,981
3.85%, 09/30/2023 (I)	131,000	138,642
5.00%, 09/30/2043	50,000	55,848
Freeport Minerals Corp. 9.50%, 06/01/2031	250,000	290,625
Freeport-McMoRan, Inc.
2.15%, 03/01/2017	134,000	133,163
5.40%, 11/14/2034	207,000	173,880
Nucor Corp.
4.00%, 08/01/2023	165,000	173,450
6.40%, 12/01/2037	150,000	187,349
Placer Dome, Inc. 6.45%, 10/15/2035	40,000	42,045

		1,370,983

Multi-Utilities - 0.4%
Berkshire Hathaway Energy Co.
2.40%, 02/01/2020	82,000	82,223
3.50%, 02/01/2025	104,000	106,061
4.50%, 02/01/2045	75,000	77,806
Black Hills Corp. 2.50%, 01/11/2019	270,000	271,077
CMS Energy Corp.
2.95%, 02/15/2027	97,000	92,062
3.00%, 05/15/2026	73,000	70,258
Consolidated Edison Co. of New York, Inc. 4.30%, 12/01/2056	323,000	322,556
Consumers Energy Co.
2.85%, 05/15/2022	20,000	20,316
3.25%, 08/15/2046	48,000	42,375
5.65%, 04/15/2020	20,000	22,030
6.13%, 03/15/2019	100,000	109,058
Delmarva Power & Light Co. 4.00%, 06/01/2042	47,000	45,683
Dominion Resources, Inc.
1.60%, 08/15/2019	60,000	59,085
1.90%, 06/15/2018	240,000	240,125
2.85%, 08/15/2026	61,000	57,110
5.25%, 08/01/2033	100,000	107,838
DTE Electric Co.
2.65%, 06/15/2022	20,000	20,129
3.70%, 03/15/2045	123,000	117,601

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Multi-Utilities (continued)
DTE Energy Co.
2.40%, 12/01/2019	$ 69,000	$ 69,340
3.30%, 06/15/2022	79,000	80,362
3.85%, 12/01/2023	46,000	47,592
Public Service Co. of Colorado
2.25%, 09/15/2022	63,000	62,001
3.55%, 06/15/2046	53,000	48,961
5.80%, 08/01/2018	20,000	21,260
6.50%, 08/01/2038	45,000	59,417
Public Service Co. of Oklahoma
4.40%, 02/01/2021	30,000	31,942
6.63%, 11/15/2037	150,000	191,021
Public Service Electric & Gas Co.
1.80%, 06/01/2019, MTN	30,000	29,967
3.00%, 05/15/2025, MTN	167,000	167,103
5.38%, 11/01/2039, MTN	14,000	16,462
Public Service Enterprise Group, Inc. 1.60%, 11/15/2019	192,000	189,240
San Diego Gas & Electric Co.
3.95%, 11/15/2041	44,000	43,817
6.00%, 06/01/2026	50,000	60,799
Sempra Energy
1.63%, 10/07/2019	170,000	167,808
2.88%, 10/01/2022	70,000	69,331
3.55%, 06/15/2024	165,000	166,982
4.05%, 12/01/2023	72,000	75,199
9.80%, 02/15/2019	50,000	57,914
WEC Energy Group, Inc. 3.55%, 06/15/2025	144,000	146,755

		3,666,666

Multiline Retail - 0.1%
Macy’s Retail Holdings, Inc.
2.88%, 02/15/2023	274,000	260,765
4.38%, 09/01/2023	112,000	115,161
4.50%, 12/15/2034	51,000	45,591
6.70%, 07/15/2034	28,000	30,514
6.90%, 01/15/2032	120,000	133,471
7.45%, 07/15/2017	30,000	30,947
Nordstrom, Inc. 4.00%, 10/15/2021	35,000	36,648

		653,097

Oil, Gas & Consumable Fuels - 2.9%
Anadarko Finance Co. 7.50%, 05/01/2031	100,000	127,265
Anadarko Petroleum Corp. 8.70%, 03/15/2019 (I)	80,000	90,917
Apache Corp.
2.63%, 01/15/2023	100,000	96,158
3.25%, 04/15/2022	14,000	14,220
4.75%, 04/15/2043	57,000	58,712
BP Capital Markets PLC
1.38%, 11/06/2017	40,000	39,977
1.67%, 02/13/2018	85,000	85,086
1.85%, 05/05/2017	89,000	89,194
2.24%, 05/10/2019	150,000	150,909
2.52%, 01/15/2020	149,000	149,865
2.75%, 05/10/2023	254,000	249,364

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
BP Capital Markets PLC (continued)
3.02%, 01/16/2027	$ 70,000	$ 67,554
3.25%, 05/06/2022	96,000	98,029
3.54%, 11/04/2024	300,000	304,484
3.81%, 02/10/2024	116,000	120,508
Buckeye Partners, LP
3.95%, 12/01/2026	32,000	31,143
4.88%, 02/01/2021	300,000	318,536
5.85%, 11/15/2043	100,000	103,102
Burlington Resources Finance Co. 7.40%, 12/01/2031	25,000	32,605
Canadian Natural Resources, Ltd.
1.75%, 01/15/2018	125,000	124,698
3.80%, 04/15/2024	100,000	99,657
5.85%, 02/01/2035	70,000	74,503
5.90%, 02/01/2018	25,000	26,024
6.25%, 03/15/2038	140,000	159,273
6.45%, 06/30/2033	124,000	139,658
7.20%, 01/15/2032	20,000	23,622
Cenovus Energy, Inc.
3.00%, 08/15/2022	325,000	314,203
4.45%, 09/15/2042	42,000	36,370
6.75%, 11/15/2039	89,000	99,232
Chevron Corp.
1.37%, 03/02/2018	250,000	249,754
1.79%, 11/16/2018	151,000	151,574
2.36%, 12/05/2022	60,000	58,882
2.57%, 05/16/2023	400,000	394,355
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co., LP 1.70%, 05/01/2018 (B)	100,000	100,011
CNOOC Finance LLC 3.50%, 05/05/2025	235,000	228,407
CNOOC Finance Pty, Ltd. 2.63%, 05/05/2020	230,000	229,075
CNOOC Nexen Finance ULC 4.25%, 04/30/2024	209,000	213,827
Columbia Pipeline Group, Inc. 2.45%, 06/01/2018	170,000	170,831
ConocoPhillips Co.
3.35%, 11/15/2024 (I)	225,000	223,704
4.20%, 03/15/2021 (I)	157,000	166,769
ConocoPhillips Holding Co. 6.95%, 04/15/2029	100,000	125,756
Devon Energy Corp.
3.25%, 05/15/2022	64,000	63,594
4.75%, 05/15/2042	52,000	49,124
Ecopetrol SA
4.13%, 01/16/2025	100,000	93,650
5.38%, 06/26/2026	116,000	115,420
5.88%, 09/18/2023	71,000	75,154
Enbridge, Inc. 5.50%, 12/01/2046	100,000	107,002
Encana Corp. 6.50%, 05/15/2019 - 08/15/2034	80,000	86,135
Energy Transfer Partners, LP
2.50%, 06/15/2018	110,000	110,403
3.60%, 02/01/2023	293,000	288,168

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Energy Transfer Partners, LP (continued)
4.05%, 03/15/2025	$ 123,000	$ 121,759
6.50%, 02/01/2042	39,000	42,134
Eni SpA 5.70%, 10/01/2040 (B)	125,000	123,827
EnLink Midstream Partners, LP
2.70%, 04/01/2019	131,000	131,087
4.15%, 06/01/2025	238,000	231,018
5.05%, 04/01/2045	58,000	52,580
Enterprise Products Operating LLC
1.65%, 05/07/2018	220,000	219,382
3.35%, 03/15/2023	304,000	307,756
3.75%, 02/15/2025	110,000	111,767
3.90%, 02/15/2024	158,000	162,957
4.85%, 03/15/2044	36,000	36,346
4.95%, 10/15/2054	46,000	44,580
5.10%, 02/15/2045	39,000	41,131
5.75%, 03/01/2035	200,000	218,438
5.95%, 02/01/2041	36,000	40,640
6.65%, 10/15/2034	100,000	120,303
7.55%, 04/15/2038	300,000	387,653
EOG Resources, Inc.
2.63%, 03/15/2023	36,000	34,899
5.10%, 01/15/2036	157,000	170,775
Exxon Mobil Corp.
1.71%, 03/01/2019	260,000	260,562
2.40%, 03/06/2022	166,000	165,151
2.73%, 03/01/2023	369,000	370,255
4.11%, 03/01/2046	128,000	131,107
Hess Corp. 7.30%, 08/15/2031	250,000	291,179
Kerr-McGee Corp. 7.88%, 09/15/2031	250,000	320,130
Kinder Morgan, Inc. 2.00%, 12/01/2017	186,000	186,283
Magellan Midstream Partners, LP
3.20%, 03/15/2025	68,000	66,112
4.25%, 02/01/2021 - 09/15/2046	240,000	245,637
5.15%, 10/15/2043	178,000	185,005
Marathon Oil Corp.
2.80%, 11/01/2022	160,000	153,002
6.60%, 10/01/2037	130,000	142,067
Marathon Petroleum Corp. 3.63%, 09/15/2024	145,000	143,202
Noble Energy, Inc.
4.15%, 12/15/2021	120,000	124,882
5.05%, 11/15/2044	100,000	100,295
5.63%, 05/01/2021	74,000	77,203
6.00%, 03/01/2041	100,000	111,032
Occidental Petroleum Corp.
2.70%, 02/15/2023	40,000	39,612
3.00%, 02/15/2027	78,000	75,471
3.40%, 04/15/2026	46,000	46,347
3.50%, 06/15/2025	91,000	92,285
4.63%, 06/15/2045	39,000	40,580
ONEOK Partners, LP
3.20%, 09/15/2018	105,000	107,292
3.38%, 10/01/2022	30,000	30,125

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
ONEOK Partners, LP (continued)
4.90%, 03/15/2025	$ 470,000	$ 504,131
5.00%, 09/15/2023	65,000	70,732
6.65%, 10/01/2036	210,000	238,227
Petro-Canada
6.05%, 05/15/2018	40,000	42,272
6.80%, 05/15/2038	50,000	64,839
Petroleos Mexicanos
4.25%, 01/15/2025	67,000	61,600
4.50%, 01/23/2026	205,000	186,755
4.63%, 09/21/2023 (B) (I)	208,000	202,342
4.88%, 01/18/2024	44,000	42,663
5.63%, 01/23/2046	129,000	107,070
6.38%, 02/04/2021 (B)	112,000	119,280
6.38%, 01/23/2045	106,000	96,460
6.50%, 03/13/2027 (B)	309,000	318,733
6.75%, 09/21/2047 (B)	201,000	189,905
6.88%, 08/04/2026 (B)	120,000	126,600
Phillips 66
2.95%, 05/01/2017	33,000	33,184
4.30%, 04/01/2022	17,000	18,253
Phillips 66 Partners, LP
3.55%, 10/01/2026	34,000	32,904
4.90%, 10/01/2046	72,000	69,141
Plains All American Pipeline, LP / PAA Finance Corp.
2.60%, 12/15/2019	71,000	71,074
3.60%, 11/01/2024	250,000	239,376
4.65%, 10/15/2025 (I)	350,000	361,597
4.90%, 02/15/2045	162,000	149,658
Shell International Finance BV
1.13%, 08/21/2017	85,000	84,996
1.38%, 05/10/2019 - 09/12/2019	295,000	291,989
1.63%, 11/10/2018	141,000	141,159
1.75%, 09/12/2021	125,000	121,472
2.13%, 05/11/2020	285,000	284,659
2.88%, 05/10/2026	440,000	425,388
3.75%, 09/12/2046	202,000	185,869
4.00%, 05/10/2046	444,000	424,579
4.13%, 05/11/2035	253,000	258,328
6.38%, 12/15/2038	150,000	193,438
Sinopec Group Overseas Development, Ltd. 4.38%, 10/17/2023 (B)	208,000	217,621
Spectra Energy Capital LLC
3.30%, 03/15/2023	130,000	125,673
5.65%, 03/01/2020	150,000	160,766
7.50%, 09/15/2038	140,000	169,495
8.00%, 10/01/2019	120,000	136,487
Spectra Energy Partners, LP
2.95%, 09/25/2018	80,000	81,263
3.50%, 03/15/2025	125,000	122,092
5.95%, 09/25/2043	63,000	71,302
Statoil ASA
1.15%, 05/15/2018	167,000	165,973
1.25%, 11/09/2017	162,000	161,822
1.95%, 11/08/2018	118,000	118,381
2.65%, 01/15/2024 (I)	214,000	210,059
3.15%, 01/23/2022	64,000	65,306

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Statoil ASA (continued)
3.25%, 11/10/2024	$ 107,000	$ 108,452
4.25%, 11/23/2041	27,000	26,948
Suncor Energy, Inc. 3.60%, 12/01/2024	210,000	215,194
Sunoco Logistics Partners Operations, LP
4.25%, 04/01/2024 (I)	47,000	47,363
4.95%, 01/15/2043	198,000	181,172
5.30%, 04/01/2044	50,000	48,275
5.35%, 05/15/2045	133,000	128,433
5.50%, 02/15/2020	180,000	194,323
5.95%, 12/01/2025	100,000	111,410
6.10%, 02/15/2042	150,000	155,046
Tosco Corp. 7.80%, 01/01/2027	100,000	127,867
Total Capital Canada, Ltd. 2.75%, 07/15/2023	70,000	69,270
Total Capital International SA
1.50%, 02/17/2017	55,000	55,018
1.55%, 06/28/2017	66,000	66,109
2.70%, 01/25/2023	150,000	148,444
2.75%, 06/19/2021	250,000	252,952
3.75%, 04/10/2024	29,000	30,363
TransCanada PipeLines, Ltd.
1.88%, 01/12/2018	183,000	183,287
3.13%, 01/15/2019	112,000	114,337
3.75%, 10/16/2023	100,000	103,493
4.88%, 01/15/2026	162,000	180,005
6.20%, 10/15/2037	100,000	123,990
7.13%, 01/15/2019	70,000	76,830
Western Gas Partners, LP
4.65%, 07/01/2026	76,000	78,690
5.38%, 06/01/2021	69,000	74,213
5.45%, 04/01/2044	168,000	173,034
Williams Partners, LP / ACMP Finance Corp. 4.88%, 05/15/2023	230,000	234,294

		23,604,036

Personal Products - 0.0% (H)
Mead Johnson Nutrition Co. 4.60%, 06/01/2044	70,000	67,644

Pharmaceuticals - 0.7%
Actavis Funding SCS
2.35%, 03/12/2018	215,000	216,243
3.45%, 03/15/2022	302,000	306,533
4.55%, 03/15/2035	528,000	522,610
Allergan, Inc.
2.80%, 03/15/2023	288,000	275,769
3.38%, 09/15/2020 (I)	91,000	93,145
AstraZeneca PLC 1.75%, 11/16/2018	160,000	160,286
Baxalta, Inc.
2.00%, 06/22/2018	170,000	170,009
3.60%, 06/23/2022	67,000	67,513
5.25%, 06/23/2045	28,000	29,888
Bayer US Finance LLC
1.50%, 10/06/2017 (B)	200,000	199,737
3.38%, 10/08/2024 (B)	200,000	198,998

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
ELI Lilly & Co. 1.25%, 03/01/2018	$ 125,000	$ 125,030
Forest Laboratories LLC 5.00%, 12/15/2021 (B)	139,000	150,284
Johnson & Johnson 3.55%, 03/01/2036	90,000	90,055
Merck & Co., Inc.
2.35%, 02/10/2022	86,000	85,397
2.40%, 09/15/2022	35,000	34,310
2.80%, 05/18/2023	121,000	121,468
3.70%, 02/10/2045	20,000	19,071
Mylan NV
2.50%, 06/07/2019 (B)	162,000	161,123
3.95%, 06/15/2026 (B)	93,000	87,034
5.25%, 06/15/2046 (B)	64,000	59,027
Mylan, Inc.
3.13%, 01/15/2023 (B)	250,000	236,054
5.40%, 11/29/2043	100,000	93,645
Pfizer, Inc. 1.45%, 06/03/2019	159,000	158,032
Sanofi 1.25%, 04/10/2018	240,000	239,538
Shire Acquisitions Investments Ireland DAC
1.90%, 09/23/2019	210,000	207,338
2.88%, 09/23/2023	111,000	105,500
Teva Pharmaceutical Finance Co. LLC 6.15%, 02/01/2036 (I)	380,000	424,229
Teva Pharmaceutical Finance Netherlands III BV
1.70%, 07/19/2019	145,000	142,467
2.20%, 07/21/2021	129,000	123,413
2.80%, 07/21/2023	317,000	300,069
4.10%, 10/01/2046	30,000	25,706
Zoetis, Inc.
1.88%, 02/01/2018	198,000	197,999
3.25%, 02/01/2023	130,000	129,716
3.45%, 11/13/2020	37,000	37,975
4.50%, 11/13/2025	70,000	74,210
4.70%, 02/01/2043	26,000	25,308

		5,694,729

Professional Services - 0.0% (H)
Equifax, Inc. 2.30%, 06/01/2021	57,000	55,860
Total System Services, Inc. 3.75%, 06/01/2023	174,000	172,816

		228,676

Road & Rail - 0.3%
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	50,000	50,607
3.05%, 03/15/2022	87,000	89,127
3.45%, 09/15/2021	22,000	22,976
3.60%, 09/01/2020	25,000	26,184
3.75%, 04/01/2024	124,000	130,357
4.38%, 09/01/2042	88,000	91,451
5.15%, 09/01/2043	154,000	176,861
5.65%, 05/01/2017	50,000	50,674
6.70%, 08/01/2028	50,000	63,686

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Road & Rail (continued)
Canadian Pacific Railway Co.
2.90%, 02/01/2025	$ 208,000	$ 203,867
4.50%, 01/15/2022	370,000	397,510
6.13%, 09/15/2115	57,000	68,246
7.13%, 10/15/2031	50,000	67,759
CSX Corp.
3.40%, 08/01/2024	350,000	356,517
3.95%, 05/01/2050	42,000	37,771
4.25%, 06/01/2021	22,000	23,502
4.75%, 05/30/2042	16,000	16,655
5.50%, 04/15/2041	37,000	42,474
7.90%, 05/01/2017	60,000	61,271
Norfolk Southern Corp.
3.25%, 12/01/2021	55,000	56,486
3.95%, 10/01/2042	35,000	33,247
6.00%, 03/15/2105 - 05/23/2111	290,000	339,172
Union Pacific Corp.
2.95%, 01/15/2023	16,000	16,141
3.65%, 02/15/2024	37,000	38,627
4.16%, 07/15/2022	7,000	7,543
4.30%, 06/15/2042	20,000	20,720
Union Pacific Railroad Co. Pass-Through Trust
2.70%, 05/12/2027	289,699	278,436
4.70%, 01/02/2024	51,919	55,034

		2,822,901

Semiconductors & Semiconductor Equipment - 0.2%
Analog Devices, Inc.
3.13%, 12/05/2023	73,000	72,994
4.50%, 12/05/2036	90,000	90,455
Applied Materials, Inc. 2.63%, 10/01/2020	350,000	352,898
Intel Corp.
1.35%, 12/15/2017	260,000	260,391
3.10%, 07/29/2022	40,000	41,133
3.30%, 10/01/2021	46,000	47,802
3.70%, 07/29/2025	107,000	112,859
4.00%, 12/15/2032	221,000	227,841
KLA-Tencor Corp. 2.38%, 11/01/2017	162,000	162,970
QUALCOMM, Inc. 1.40%, 05/18/2018	110,000	109,985
Texas Instruments, Inc. 1.65%, 08/03/2019	183,000	182,589

		1,661,917

Software - 0.5%
Intuit, Inc. 5.75%, 03/15/2017	215,000	216,908
Microsoft Corp.
0.88%, 11/15/2017	23,000	22,986
1.30%, 11/03/2018	250,000	249,800
1.55%, 08/08/2021	100,000	96,991
2.13%, 11/15/2022	34,000	33,131
2.38%, 02/12/2022 - 05/01/2023	206,000	203,081
3.50%, 02/12/2035	185,000	178,077
3.63%, 12/15/2023	111,000	116,910
3.95%, 08/08/2056	88,000	83,114

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Software (continued)
Microsoft Corp. (continued)
4.00%, 02/12/2055	$ 57,000	$ 53,910
4.20%, 11/03/2035	103,000	108,387
4.75%, 11/03/2055	109,000	118,558
Oracle Corp.
1.20%, 10/15/2017	260,000	260,062
2.40%, 09/15/2023	101,000	97,849
2.50%, 05/15/2022	282,000	280,042
2.95%, 05/15/2025	450,000	441,126
3.85%, 07/15/2036	200,000	195,184
3.90%, 05/15/2035	240,000	236,715
4.30%, 07/08/2034	847,000	875,784
5.75%, 04/15/2018	100,000	105,646
6.13%, 07/08/2039	82,000	103,188
6.50%, 04/15/2038	30,000	39,198

		4,116,647

Specialty Retail - 0.2%
AutoZone, Inc. 1.63%, 04/21/2019	100,000	99,087
Bed Bath & Beyond, Inc. 4.92%, 08/01/2034 (I)	323,000	323,172
Gap, Inc. 5.95%, 04/12/2021 (I)	50,000	52,617
Home Depot, Inc.
2.13%, 09/15/2026	51,000	47,043
2.63%, 06/01/2022	40,000	40,193
3.00%, 04/01/2026	53,000	52,898
3.50%, 09/15/2056	36,000	31,513
4.20%, 04/01/2043	121,000	124,672
Lowe’s Cos., Inc.
3.13%, 09/15/2024	75,000	75,382
3.38%, 09/15/2025	119,000	121,040
4.65%, 04/15/2042	54,000	57,709
5.13%, 11/15/2041	33,000	37,409
5.50%, 10/15/2035	150,000	177,099

		1,239,834

Technology Hardware, Storage & Peripherals - 0.4%
Apple, Inc.
1.13% (A), 05/03/2018	138,000	138,313
2.15%, 02/09/2022	273,000	268,444
2.40%, 05/03/2023	256,000	249,272
2.45%, 08/04/2026	259,000	243,084
2.85%, 05/06/2021	252,000	257,228
3.20%, 05/13/2025	192,000	192,797
3.45%, 05/06/2024 - 02/09/2045	205,000	192,734
3.85%, 08/04/2046	181,000	173,423
4.50%, 02/23/2036	85,000	90,774
Dell, Inc. 7.10%, 04/15/2028	25,000	26,000
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.
3.48%, 06/01/2019 (B)	409,000	417,510
4.42%, 06/15/2021 (B)	115,000	118,996
5.45%, 06/15/2023 (B)	146,000	154,868
6.02%, 06/15/2026 (B)	129,000	139,745
HP, Inc.
4.38%, 09/15/2021	24,000	25,248
6.00%, 09/15/2041	82,000	82,707

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals (continued)
NetApp, Inc. 2.00%, 12/15/2017	$ 200,000	$ 200,555

		2,971,698

Tobacco - 0.1%
Altria Group, Inc. 2.63%, 01/14/2020	213,000	215,427
BAT International Finance PLC 1.85%, 06/15/2018 (B)	180,000	180,082
Philip Morris International, Inc. 1.25%, 11/09/2017	240,000	239,772
Reynolds American, Inc. 2.30%, 06/12/2018	150,000	150,951

		786,232

Trading Companies & Distributors - 0.1%
Air Lease Corp.
2.13%, 01/15/2018 - 01/15/2020	402,000	399,058
3.00%, 09/15/2023	194,000	185,345
3.88%, 04/01/2021	130,000	133,563
WW Grainger, Inc. 4.60%, 06/15/2045	278,000	297,636

		1,015,602

Transportation Infrastructure - 0.1%
Penske Truck Leasing Co., LP / PTL Finance Corp.
2.88%, 07/17/2018 (B)	53,000	53,684
3.38%, 02/01/2022 (B)	277,000	279,343
4.25%, 01/17/2023 (B)	100,000	103,860
Ryder System, Inc.
2.25%, 09/01/2021, MTN	100,000	97,658
2.50%, 03/01/2017 - 05/11/2020, MTN	161,000	160,689
2.65%, 03/02/2020, MTN	79,000	79,464
2.88%, 09/01/2020, MTN	69,000	69,750

		844,448

Water Utilities - 0.0% (H)
American Water Capital Corp.
3.40%, 03/01/2025	183,000	187,273
4.00%, 12/01/2046	86,000	86,358

		273,631

Wireless Telecommunication Services - 0.2%
America Movil SAB de CV 6.13%, 03/30/2040	100,000	114,125
Crown Castle Towers LLC 3.22%, 05/15/2042 (B)	125,000	127,066
Rogers Communications, Inc.
3.63%, 12/15/2025	76,000	76,851
4.10%, 10/01/2023	176,000	183,800
8.75%, 05/01/2032	50,000	68,120
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC 3.36%, 03/20/2023 (B)	432,000	432,808
Vodafone Group PLC
1.50%, 02/19/2018	125,000	124,536
5.63%, 02/27/2017	155,000	155,891
6.25%, 11/30/2032	180,000	206,566

		1,489,763

Total Corporate Debt Securities (Cost $215,436,143)		215,934,552

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 0.9%
Canada - 0.0% (H)
Province of Ontario 1.65%, 09/27/2019	$ 173,000	$ 172,027

Colombia - 0.1%
Colombia Government International Bond
4.50%, 01/28/2026	200,000	206,000
5.00%, 06/15/2045	200,000	189,750

		395,750

Israel - 0.6%
Israel Government AID Bond
5.50%, 09/18/2033	100,000	129,480
Series 2007-Z,
Zero Coupon, 08/15/2025	1,000,000	772,787
Series 2008-Z,
Zero Coupon, 02/15/2025	1,000,000	782,256
Series 2010-Z,
Zero Coupon, 02/15/2025	500,000	391,155
Israel Government AID Bond, Principal Only STRIPS
Series 2,
11/01/2024	1,980,000	1,582,992
Series 2004-Z,
08/15/2023	1,000,000	838,113

		4,496,783

Mexico - 0.2%
Mexico Government International Bond
3.60%, 01/30/2025	414,000	399,096
4.00%, 10/02/2023	232,000	232,557
4.13%, 01/21/2026	400,000	396,800
4.35%, 01/15/2047	104,000	89,180
5.55%, 01/21/2045	448,000	458,080
3.50%, 01/21/2021, MTN (I)	244,000	247,904
4.75%, 03/08/2044, MTN	60,000	54,558

		1,878,175

Peru - 0.0% (H)
Peru Government International Bond 5.63%, 11/18/2050	36,000	40,770

Poland - 0.0% (H)
Republic of Poland Government International Bond 4.00%, 01/22/2024	133,000	136,027

South Africa - 0.0% (H)
Republic of South Africa Government International Bond 5.38%, 07/24/2044	252,000	247,968

Supranational - 0.0% (H)
African Development Bank 8.80%, 09/01/2019	225,000	265,371

Turkey - 0.0% (H)
Turkey Government International Bond 5.75%, 03/22/2024	200,000	200,578

Total Foreign Government Obligations (Cost $7,918,670)		7,833,449

	Principal	Value
MORTGAGE-BACKED SECURITIES - 3.7%
A10 Securitization LLC
Series 2013-1, Class A,
2.40%, 11/15/2025 (B)	$ 2,795	$ 2,794
Series 2015-1, Class A1,
2.10%, 04/15/2034 (B)	144,306	143,806
A10 Term Asset Financing LLC
Series 2013-2, Class A,
2.62%, 11/15/2027 (B)	130,205	129,669
Series 2013-2, Class B,
4.38%, 11/15/2027 (B)	250,000	248,058
Series 2014-1, Class A1,
1.72%, 04/15/2033 (B)	10,595	10,589
Series 2014-1, Class A2,
3.02%, 04/15/2033 (B)	301,000	298,738
Access Point Funding Trust Series 2016-1, Class A, 6.25%, 02/16/2021 (C)	403,457	403,034
Ajax Mortgage Loan Trust
Series 2015-B, Class A,
3.88% (A), 07/25/2060 (B)	215,827	215,602
Series 2016-2, Class A,
4.13% (A), 10/25/2056 (B)	317,582	317,582
Alternative Loan Trust
Series 2004-2CB, Class 1A9,
5.75%, 03/25/2034	327,541	325,545
Series 2005-28CB, Class 1A4,
5.50%, 08/25/2035	229,804	221,734
Series 2005-54CB, Class 1A11,
5.50%, 11/25/2035	81,849	75,841
Alternative Loan Trust, Interest Only STRIPS
Series 2005-20CB, Class 3A8,
3.99% (A), 07/25/2035	395,227	43,042
Series 2005-22T1, Class A2,
4.31% (A), 06/25/2035	712,425	100,511
Series 2005-J1, Class 1A4,
4.34% (A), 02/25/2035	172,724	7,422
Americold 2010 LLC Trust Series 2010-ARTA, Class A2FL, 2.19% (A), 01/14/2029 (B)	181,034	181,166
Angel Oak Mortgage Trust LLC Series 2015-1, Class A, 4.50% (A), 11/25/2045 (B)	196,795	197,934
ASG Resecuritization Trust
Series 2009-1, Class A60,
2.58% (A), 06/26/2037 (B)	12,377	12,324
Series 2009-3, Class A65,
2.47% (A), 03/26/2037 (B)	54,761	54,476
BAMLL Commercial Mortgage Securities Trust
Series 2012-PARK, Class A,
2.96%, 12/10/2030 (B)	100,000	100,575
Series 2014-520M, Class C,
4.21% (A), 08/15/2046 (B)	200,000	190,643
Banc of America Commercial Mortgage Trust
Series 2006-3, Class A4,
5.89% (A), 07/10/2044	2,028	2,025
Series 2007-1, Class A1A,
5.43%, 01/15/2049	44,802	44,758
Series 2007-1, Class A4,
5.45%, 01/15/2049	3,818	3,815

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Banc of America Commercial Mortgage Trust (continued)
Series 2007-3, Class A1A,
5.55% (A), 06/10/2049	$ 4,452	$ 4,484
Series 2007-3, Class A4,
5.55% (A), 06/10/2049	17,465	17,563
Series 2007-4, Class A4,
5.75% (A), 02/10/2051	66,105	67,019
Series 2007-5, Class A4,
5.49%, 02/10/2051	240,654	244,798
Banc of America Funding Trust
Series 2005-E, Class 4A1,
3.07% (A), 03/20/2035	115,945	116,333
Series 2010-R11A, Class 1A6,
5.00% (A), 08/26/2035 (B)	15,812	15,817
Banc of America Funding Trust, Principal Only STRIPS
Series 2004-1,
03/25/2034	27,469	21,792
Series 2005-7, Class 30,
11/25/2035	31,298	24,017
Series 2005-8, Class 30,
01/25/2036	9,335	6,866
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2005-3, Class AM, 4.73%, 07/10/2043	7,255	7,260
Banc of America Mortgage Trust Series 2003-J, Class 3A2, 3.25% (A), 11/25/2033	105,962	105,693
BB-UBS Trust
Series 2012-SHOW, Class A,
3.43%, 11/05/2036 (B)	550,000	556,597
Series 2012-TFT, Class A,
2.89%, 06/05/2030 (B)	67,000	66,179
BCAP LLC Trust
Series 2010-RR7, Class 2A1,
2.73% (A), 07/26/2045 (B)	112,774	111,854
Series 2011-RR10, Class 2A1,
1.50% (A), 09/26/2037 (B)	81,449	79,124
Series 2012-RR10, Class 1A1,
0.81% (A), 02/26/2037 (B)	140,720	137,197
Series 2012-RR3, Class 2A5,
2.45% (A), 05/26/2037 (B)	46,157	46,056
Series 2012-RR4, Class 8A3,
0.79% (A), 06/26/2047 (B)	41,217	40,723
Bear Stearns Alt-A Trust Series 2004-6, Class 1A, 1.40% (A), 07/25/2034	309,362	303,454
Bear Stearns ARM Trust Series 2006-1, Class A1, 2.91% (A), 02/25/2036	105,401	104,549
Bear Stearns Commercial Mortgage Securities Trust
Series 2005-PWR9, Class C,
5.06% (A), 09/11/2042	210,000	210,863
Series 2007-T26, Class A4,
5.47% (A), 01/12/2045	318,421	318,755

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
CD Commercial Mortgage Trust Series 2007-CD4, Class A1A, 5.29% (A), 12/11/2049	$ 137,530	$ 137,445
CD Mortgage Trust
Series 2006-CD3, Class AM,
5.65%, 10/15/2048	338,030	340,035
Series 2007-CD5, Class AJ,
6.12% (A), 11/15/2044	230,000	235,778
Series 2007-CD5, Class AJA,
6.12% (A), 11/15/2044	150,000	154,018
CGBAM Commercial Mortgage Trust Series 2014-HD, Class A, 1.34% (A), 02/15/2031 (B)	166,182	165,322
Chase Mortgage Finance Trust
Series 2007-A1, Class 1A3,
3.17% (A), 02/25/2037	134,005	132,350
Series 2007-A2, Class 2A1,
3.18% (A), 07/25/2037	54,305	54,008
CHL Mortgage Pass-Through Trust
Series 2004-3, Class A26,
5.50%, 04/25/2034	93,687	93,940
Series 2004-3, Class A4,
5.75%, 04/25/2034	56,212	55,909
Series 2004-7, Class 2A1,
2.95% (A), 06/25/2034	28,224	27,578
Series 2004-8, Class 2A1,
4.50%, 06/25/2019	9,278	9,427
Series 2004-HYB1, Class 2A,
3.05% (A), 05/20/2034	25,606	24,287
Series 2005-22, Class 2A1,
3.15% (A), 11/25/2035	174,541	143,117
Citigroup Commercial Mortgage Trust
Series 2007-C6, Class A1A,
5.71% (A), 12/10/2049	376,005	379,278
Series 2007-C6, Class A4,
5.71% (A), 12/10/2049	390,000	393,381
Series 2013-SMP, Class A,
2.11%, 01/12/2030 (B)	88,166	88,327
Citigroup Mortgage Loan Trust
Series 2003-1, Class 2A5,
5.25%, 10/25/2033	26,489	26,796
Series 2010-8, Class 5A6,
4.00%, 11/25/2036 (B)	3,942	3,937
Series 2010-8, Class 6A6,
4.50%, 12/25/2036 (B)	25,259	25,250
COBALT CMBS Commercial Mortgage Trust Series 2007-C2, Class A3, 5.48% (A), 04/15/2047	155,014	155,417
COMM Mortgage Trust
Series 2013-SFS, Class A2,
2.99% (A), 04/12/2035 (B)	125,000	124,620
Series 2014-PAT, Class A,
1.48% (A), 08/13/2027 (B)	198,000	197,502
Series 2014-TWC, Class A,
1.53% (A), 02/13/2032 (B)	2,015,000	2,015,000
Series 2014-TWC, Class B,
2.36% (A), 02/13/2032 (B)	500,000	500,000
Series 2015-CR25, Class A4,
3.76%, 08/10/2048	422,000	440,351

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Trust Series 2006-GG7, Class AM, 5.76% (A), 07/10/2038	$ 21,534	$ 21,527
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-21, Class 1A4,
5.25%, 09/25/2033	37,965	38,927
Series 2003-27, Class 5A4,
5.25%, 11/25/2033	50,776	51,374
Series 2004-5, Class 3A1,
5.25%, 08/25/2019	13,239	13,398
CSMC Trust
Series 2010-11R, Class A6,
1.60% (A), 06/28/2047 (B)	301,767	299,448
Series 2011-6R, Class 3A1,
3.26% (A), 07/28/2036 (B)	10,345	10,357
Series 2012-3R, Class 1A1,
2.77% (A), 07/27/2037 (B)	11,139	11,151
GMAC Commercial Mortgage Securities, Inc. Trust Series 2004-C3, Class B, 4.97%, 12/10/2041	70,395	71,774
GMACM Mortgage Loan Trust Series 2004-J5, Class A7, 6.50%, 01/25/2035	29,615	30,582
GS Mortgage Securities Corp. II Series 2013-KING, Class A, 2.71%, 12/10/2027 (B)	132,907	134,470
GS Mortgage Securities Corp. Trust
Series 2012-ALOH, Class A,
3.55%, 04/10/2034 (B)	750,000	783,868
Series 2013-NYC5, Class A,
2.32%, 01/10/2030 (B)	100,000	100,431
GS Mortgage Securities Trust Series 2011-GC5, Class D, 5.40% (A), 08/10/2044 (B)	200,000	198,685
GSMPS Mortgage Loan Trust
Series 2005-RP2, Class 1AF,
1.11% (A), 03/25/2035 (B)	190,908	168,800
Series 2005-RP3, Class 1AF,
1.11% (A), 09/25/2035 (B)	114,631	98,473
GSR Mortgage Loan Trust
Series 2004-6F, Class 2A4,
5.50%, 05/25/2034	74,671	76,786
Series 2004-8F, Class 2A3,
6.00%, 09/25/2034	53,904	55,084
Series 2005-7F, Class 3A9,
6.00%, 09/25/2035	95,551	101,300
Series 2006-1F, Class 2A4,
6.00%, 02/25/2036	98,401	85,694
Series 2007-1F, Class 2A4,
5.50%, 01/25/2037	144,802	138,710
HILT Mortgage Trust Series 2014-ORL, Class A, 1.60% (A), 07/15/2029 (B)	850,000	846,360
Homeowner Assistance Program Reverse Mortgage Loan Trust Series 2013-RM1, Class A, 4.00%, 05/26/2053 (B) (C)	363,679	360,497

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Impac Secured Assets Trust
Series 2006-1, Class 2A1,
1.11% (A), 05/25/2036	$ 116,746	$ 104,923
Series 2006-2, Class 2A1,
1.11% (A), 08/25/2036	22,681	22,303
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2004-CBX, Class B,
5.02% (A), 01/12/2037	299,428	306,889
Series 2007-C1, Class A4,
5.72%, 02/15/2051	372,251	380,585
Series 2007-LD12, Class A4,
5.88% (A), 02/15/2051	216,219	219,120
Series 2007-LDPX, Class A3,
5.42%, 01/15/2049	39,046	39,056
JPMorgan Chase Commercial Mortgage Securities Trust, Interest Only STRIPS Series 2006-LDP8, Class X, 0.35% (A), 05/15/2045	459,919	85
JPMorgan Mortgage Trust Series 2006-A2, Class 5A3, 3.14% (A), 11/25/2033	51,451	52,165
Ladder Capital Commercial Mortgage Trust Series 2013-GCP, Class A2, 3.99%, 02/15/2036 (B)	154,000	155,941
LB-UBS Commercial Mortgage Trust
Series 2007-C2, Class A3,
5.43%, 02/15/2040	39,410	39,490
Series 2008-C1, Class A2,
6.11% (A), 04/15/2041	52,966	54,910
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1,
3.03% (A), 04/21/2034	67,716	69,335
Series 2004-13, Class 3A7,
3.04% (A), 11/21/2034	37,258	37,992
Series 2004-3, Class 4A2,
2.73% (A), 04/25/2034	34,801	32,283
MASTR Alternative Loan Trust
Series 2004-10, Class 1A1,
4.50%, 09/25/2019	18,608	18,682
Series 2004-5, Class 5A1,
4.75%, 06/25/2019	12,884	12,937
MASTR Asset Securitization Trust Series 2003-10, Class 3A1, 5.50%, 11/25/2033	66,699	67,817
MASTR Resecuritization Trust, Principal Only STRIPS Series 2005, Class 3, 05/28/2035 (B)	27,077	21,493
Merrill Lynch Mortgage Investors Trust
Series 2003-E, Class A1,
1.38% (A), 10/25/2028	431,101	412,544
Series 2004-1, Class 2A1,
2.81% (A), 12/25/2034	103,736	103,771
Series 2004-A, Class A1,
1.22% (A), 04/25/2029	320,038	306,159
ML-CFC Commercial Mortgage Trust Series 2007-9, Class A4, 5.70%, 09/12/2049	97,155	99,092

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class A3, 3.67%, 02/15/2047	$ 350,000	$ 365,733
Morgan Stanley Capital I Trust
Series 2007-IQ13, Class A4,
5.36%, 03/15/2044	153,764	153,866
Series 2008-T29, Class A4,
6.28% (A), 01/11/2043	231,579	239,927
Series 2011-C3, Class A3,
4.05%, 07/15/2049	90,582	94,179
Morgan Stanley Re-REMIC Trust
Series 2012-IO, Class AXA,
1.00%, 03/27/2051 (B)	89,355	88,814
Series 2012-XA, Class A,
2.00%, 07/27/2049 (B)	67,511	67,125
Series 2012-XA, Class B,
0.25%, 07/27/2049 (B)	150,000	138,201
MortgageIT Trust Series 2005-1, Class 1A1, 1.40% (A), 02/25/2035	39,253	37,771
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2003-A1, Class A2,
6.00%, 05/25/2033	10,183	10,345
Series 2003-A1, Class A5,
7.00%, 04/25/2033	10,096	10,330
PFP, Ltd.
Series 2015-2, Class A,
2.16% (A), 07/14/2034 (B)	266,113	265,854
Series 2015-2, Class C,
3.96% (A), 07/14/2034 (B)	340,000	333,349
Series 2015-2, Class D,
4.71% (A), 07/14/2034 (B)	100,000	97,326
PHH Alternative Mortgage Trust, Interest Only STRIPS Series 2007-2, Class 2X, 6.00%, 05/25/2037	238,868	59,017
RAIT Trust
Series 2014-FL3, Class A,
1.95% (A), 12/15/2031 (B)	9,973	9,913
Series 2015-FL4, Class A,
2.05% (A), 12/15/2031 (B)	117,752	117,912
Series 2015-FL5, Class B,
4.60% (A), 01/15/2031 (B)	295,000	295,746
RALI Trust
Series 2002-QS16, Class A3,
15.04% (A), 10/25/2017	1,355	1,394
Series 2003-QS3, Class A2,
14.84% (A), 02/25/2018	2,020	2,103
Series 2004-QS3, Class CB,
5.00%, 03/25/2019	29,960	29,860
RBS Commercial Funding, Inc. Series 2013-SMV, Class A, 3.26%, 03/11/2031 (B)	160,000	158,812
RBSSP Resecuritization Trust Series 2010-9, Class 7A5, 4.00% (A), 05/26/2037 (B)	11,202	11,205

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Resource Capital Corp., Ltd.
Series 2015-CRE4, Class A,
2.11% (A), 08/15/2032 (B)	$ 101,967	$ 101,362
Series 2015-CRE4, Class B,
3.71% (A), 08/15/2032 (B)	153,000	144,011
RFMSI Trust, Principal Only STRIPS Series 2004-S6, Class 2A6, 06/25/2034	11,661	9,059
Sequoia Mortgage Trust
Series 2003-1, Class 1A,
1.50% (A), 04/20/2033	200,336	188,169
Series 2004-11, Class A1,
1.34% (A), 12/20/2034	148,986	145,508
Series 2004-8, Class A1,
1.44% (A), 09/20/2034	334,756	317,559
Series 2004-9, Class A1,
1.42% (A), 10/20/2034	254,307	240,612
Springleaf Mortgage Loan Trust
Series 2013-2A, Class A,
1.78% (A), 12/25/2065 (B)	197,948	197,201
Series 2013-2A, Class M1,
3.52% (A), 12/25/2065 (B)	125,000	125,384
Series 2013-3A, Class M1,
3.79% (A), 09/25/2057 (B)	153,000	152,651
Structured Adjustable Rate Mortgage Loan Trust Series 2004-1, Class 4A4, 3.09% (A), 02/25/2034	390,782	391,709
Structured Asset Mortgage Investments II Trust
Series 2003-AR4, Class A1,
1.44% (A), 01/19/2034	401,912	386,895
Series 2004-AR1, Class 1A1,
1.44% (A), 03/19/2034	375,347	361,847
Series 2004-AR5, Class 1A1,
1.40% (A), 10/19/2034	60,946	58,056
Series 2005-AR5, Class A3,
0.99% (A), 07/19/2035	175,106	169,172
Structured Asset Securities Corp. Series 2005-6, Class 4A1, 5.00%, 05/25/2035	7,232	7,309
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
Series 2003-29, Class 1A1,
4.75%, 09/25/2018	22,202	22,350
Series 2003-33H, Class 1A1,
5.50%, 10/25/2033	75,201	76,678
Thornburg Mortgage Securities Trust Series 2004-4, Class 3A, 2.67% (A), 12/25/2044	120,923	119,591
TIAA Seasoned Commercial Mortgage Trust Series 2007-C4, Class C, 5.47% (A), 08/15/2039	240,000	242,054
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (B)	231,000	235,970
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class A4,
3.53%, 05/10/2063	130,000	136,023
Series 2013-C6, Class A4,
3.24%, 04/10/2046	286,000	292,469

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
UBS-Barclays Commercial Mortgage Trust, Interest Only STRIPS Series 2012-C2, Class XA, 1.63% (A), 05/10/2063 (B)	$ 992,643	$ 48,752
VNDO Mortgage Trust
Series 2012-6AVE, Class A,
3.00%, 11/15/2030 (B)	544,235	549,253
Series 2013-PENN, Class A,
3.81%, 12/13/2029 (B)	400,000	419,859
VOLT LI LLC Series 2016-NP11, Class A1, 3.50% (A), 10/25/2046 (B)	627,236	625,797
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, Class A5, 5.34%, 12/15/2043	123,440	123,302
Wachovia Bank Commercial Mortgage Trust, Interest Only STRIPS Series 2006-C24, Class XC, 0.09% (A), 03/15/2045 (B)	673,698	3
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR11, Class A6,
2.83% (A), 10/25/2033	122,360	122,896
Series 2003-AR6, Class A1,
2.90% (A), 06/25/2033	43,425	43,178
Series 2003-S3, Class 1A4,
5.50%, 06/25/2033	62,231	64,241
Series 2003-S9, Class A8,
5.25%, 10/25/2033	70,520	73,291
Series 2004-AR3, Class A2,
2.80% (A), 06/25/2034	23,471	23,542
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2005-4, Class CB7, 5.50%, 06/25/2035	190,697	175,730
Washington Mutual Mortgage Pass-Through Certificates Trust, Interest Only STRIPS
Series 2005-2, Class 1A4,
4.29% (A), 04/25/2035	627,322	87,619
Series 2005-3, Class CX,
5.50%, 05/25/2035	216,609	43,357
Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Principal Only STRIPS Series 2003-MS7, Class P, 03/25/2033	8,089	6,815
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class A,
2.71% (A), 03/18/2028 (B)	400,000	402,123
Series 2014-LC16, Class A2,
2.82%, 08/15/2050	800,000	815,440
Series 2016-C35, Class A4,
2.93%, 07/15/2048	1,103,000	1,072,005
Wells Fargo Mortgage-Backed Securities Trust
Series 2003-G, Class A1,
2.90% (A), 06/25/2033	123,999	124,256
Series 2003-K, Class 1A1,
2.90% (A), 11/25/2033	16,886	16,911

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Mortgage-Backed Securities Trust (continued)
Series 2004-EE, Class 3A1,
3.21% (A), 12/25/2034	$ 111,272	$ 114,732
Series 2004-I, Class 1A1,
3.13% (A), 07/25/2034	105,010	106,291
Series 2004-P, Class 2A1,
2.99% (A), 09/25/2034	133,022	136,939
Series 2004-V, Class 1A1,
3.08% (A), 10/25/2034	33,454	33,629
Series 2005-AR16, Class 2A1,
3.04% (A), 02/25/2034	98,373	99,823
Series 2005-AR3, Class 1A1,
3.08% (A), 03/25/2035	457,012	466,014
Series 2005-AR8, Class 2A1,
3.07% (A), 06/25/2035	29,977	30,510

Total Mortgage-Backed Securities (Cost $30,477,171)		30,653,746

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.1%
California - 0.0% (H)
City of Los Angeles Department of Airports, Revenue Bonds Series C, 6.58%, 05/15/2039	65,000	83,246

Illinois - 0.0% (H)
State of Illinois, General Obligation Unlimited 5.10%, 06/01/2033	200,000	178,700

New York - 0.1%
Port Authority of New York & New Jersey, Revenue Bonds
4.46%, 10/01/2062	225,000	225,749
5.65%, 11/01/2040	155,000	186,882

		412,631

Ohio - 0.0% (H)
Ohio State University, Revenue Bonds
Series A,
4.05%, 12/01/2056	106,000	104,154
4.80%, 06/01/2111	130,000	126,347

		230,501

Total Municipal Government Obligations (Cost $909,649)		905,078

U.S. GOVERNMENT AGENCY OBLIGATIONS - 29.2%
Federal Home Loan Banks 5.50%, 07/15/2036	150,000	196,760
Federal Home Loan Mortgage Corp.
1.25% (A), 07/15/2042 - 03/15/2044	2,285,142	2,285,799
2.63% (A), 01/01/2035	50,118	52,966
2.65% (A), 08/01/2036	66,691	70,116
2.72% (A), 07/01/2036	65,366	68,601
2.76% (A), 05/01/2036	40,335	42,632
2.79% (A), 02/01/2036	137,395	146,116
2.86% (A), 10/01/2036	53,960	56,973
2.88% (A), 03/01/2037	66,432	69,444
2.90% (A), 09/01/2034	60,127	63,742
2.94% (A), 10/01/2036	43,229	45,204
2.97% (A), 11/01/2036	58,490	62,061

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
3.00%, 08/15/2042 - 01/15/2044	$ 3,904,166	$ 3,871,930
3.07% (A), 06/01/2036	168,309	178,536
3.08% (A), 02/01/2037	128,902	135,568
3.10% (A), 12/01/2036	11,219	11,789
3.50%, 01/01/2032 - 06/01/2043	3,405,822	3,505,238
4.00%, 06/01/2042 - 01/01/2046	3,196,390	3,390,148
4.50%, 05/01/2041	378,348	407,715
5.00%, 10/01/2017 - 04/01/2018	27,861	28,543
5.50%, 06/01/2020 - 08/01/2038	62,033	68,082
6.00%, 02/01/2019 - 12/01/2034	232,700	256,266
6.50%, 12/01/2017 - 11/01/2036	50,003	56,508
7.00%, 01/01/2031	104,805	120,557
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1.23% (A), 09/25/2022	931,769	933,568
2.27%, 01/25/2023	1,500,000	1,465,374
2.36%, 08/25/2022	992,000	984,257
2.60%, 09/25/2020	142,000	144,625
2.62%, 01/25/2023	1,250,000	1,252,750
2.72%, 07/25/2026	896,000	867,780
2.74%, 09/25/2025	2,650,000	2,573,649
2.77%, 05/25/2025	750,000	738,231
2.84%, 09/25/2022	574,000	581,210
3.08%, 01/25/2031	1,179,000	1,144,359
3.39%, 03/25/2024	857,000	897,839
3.49%, 01/25/2024	1,300,000	1,370,521
Federal Home Loan Mortgage Corp. REMIC
0.93% (A), 07/15/2037	434,997	427,628
1.05% (A), 06/15/2043	1,329,192	1,330,759
1.10% (A), 10/15/2041	499,754	498,340
1.14% (A), 02/15/2037	14,763	14,774
1.15% (A), 03/15/2039 - 08/15/2039	492,550	493,331
1.25% (A), 08/15/2037	743,020	745,543
1.38% (A), 11/15/2037	435,419	440,278
3.50%, 08/15/2039	2,386,269	2,481,903
4.00%, 12/15/2041	481,072	510,545
4.50%, 02/15/2020	16,051	16,361
5.00%, 12/15/2022 - 05/15/2041	853,721	934,971
5.50%, 03/15/2017 - 03/15/2035	686,175	755,565
5.50% (A), 05/15/2041	134,141	138,928
6.00%, 05/15/2027 - 09/15/2036	1,665,068	1,872,035
6.38%, 03/15/2032	130,798	150,396
6.40%, 11/15/2023	41,056	44,315
6.50%, 08/15/2031 - 07/15/2032	548,003	624,020
7.00%, 03/15/2024 - 05/15/2032	1,103,314	1,245,586
7.25%, 09/15/2030 - 12/15/2030	255,649	289,734
7.50%, 02/15/2023 - 08/15/2030	124,320	138,113
8.00%, 01/15/2030	216,956	246,682
8.50%, 09/15/2020	2,361	2,421
9.25% (A), 07/15/2032	67,773	82,180
11.88% (A), 07/15/2033	41,744	45,893
13.47% (A), 09/15/2033	11,674	14,970
15.15% (A), 02/15/2040	100,000	130,441
21.91% (A), 06/15/2034	65,618	86,964

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS
1.99% (A), 01/15/2040	$ 267,531	$ 16,930
4.50%, 07/15/2037	69,632	3,507
5.30% (A), 11/15/2037 - 02/15/2039	172,559	23,284
5.50% (A), 06/15/2038	337,866	47,672
5.67% (A), 10/15/2037	644,016	112,707
5.72% (A), 11/15/2037	77,051	11,235
6.10% (A), 04/15/2038	58,042	7,957
6.40% (A), 07/15/2036	26,774	2,619
7.30% (A), 03/15/2032	41,242	9,289
Federal Home Loan Mortgage Corp. REMIC, Principal Only STRIPS 03/15/2019 - 01/15/2040	444,575	405,203
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
1.74% (A), 10/25/2044	264,044	270,667
1.78% (A), 07/25/2032	182,529	200,664
6.50%, 02/25/2043	166,937	193,129
7.00%, 02/25/2043	51,754	59,814
7.50% (A), 08/25/2042	74,437	88,605
Federal Home Loan Mortgage Corp., Interest Only STRIPS 5.00%, 09/15/2035	66,915	12,457
Federal Home Long Mortgage Corp REMIC
5.50%, 05/15/2038	48,911	52,677
6.50%, 07/15/2036	128,980	144,890
Federal National Mortgage Association
Zero Coupon, 06/01/2017	300,000	299,131
0.88% (A), 01/01/2023	918,750	915,531
0.96% (A), 07/01/2024	1,250,000	1,246,448
0.97% (A), 09/01/2024	1,000,000	996,594
1.00% (A), 11/01/2020	995,000	995,780
1.01% (A), 09/01/2024	955,656	958,869
1.02% (A), 11/25/2046	216,114	216,483
1.03% (A), 08/25/2019	90,088	89,776
1.11% (A), 09/25/2042	654,118	650,130
1.31% (A), 08/25/2042	642,405	641,937
1.40%, 07/01/2017	1,000,000	999,553
1.46% (A), 11/25/2022	911,238	914,850
1.94%, 07/01/2019	956,167	959,278
2.01%, 07/01/2019 - 06/01/2020	2,952,350	2,963,024
2.03%, 03/25/2019 - 08/01/2019	1,341,551	1,348,034
2.34%, 01/01/2023	946,827	941,793
2.38%, 12/01/2022 - 10/01/2026	1,963,025	1,913,345
2.39% (A), 01/25/2023	1,000,000	987,788
2.40%, 02/01/2023	1,000,000	991,013
2.46%, 02/01/2023	914,818	910,167
2.49%, 05/25/2026	1,000,000	961,971
2.51%, 06/01/2023	934,103	930,910
2.52%, 05/01/2023	1,000,000	992,664
2.57%, 08/01/2028	1,250,000	1,177,651
2.58%, 09/01/2028	2,500,000	2,352,875
2.59%, 09/01/2028	2,988,141	2,859,712
2.61% (A), 10/25/2021	1,000,000	1,012,161
2.65%, 08/01/2022	500,000	504,459
2.66%, 12/01/2022	1,000,000	1,020,566
2.67%, 07/01/2022	1,500,000	1,511,749
2.70%, 07/01/2026	1,500,000	1,465,287

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
2.71%, 04/01/2023	$ 1,354,236	$ 1,366,271
2.75% (A), 01/01/2036	53,938	56,994
2.77%, 06/01/2023	884,938	892,880
2.79% (A), 01/01/2038	12,237	12,760
2.86%, 06/01/2028	650,000	634,946
2.92%, 12/01/2024	1,000,000	1,004,462
2.93%, 06/01/2030	3,200,000	3,115,092
2.97%, 06/01/2030	1,321,000	1,286,759
3.00%, 01/01/2043	804,748	799,774
3.02%, 07/01/2023	2,750,000	2,800,327
3.02% (A), 08/25/2024	636,000	641,763
3.03%, 12/01/2021	454,808	469,646
3.09% (A), 04/25/2027	1,167,000	1,169,587
3.10%, 09/01/2025	1,000,000	1,013,800
3.12%, 01/01/2022 - 11/01/2026	1,500,000	1,515,331
3.23%, 08/01/2027	1,960,992	1,975,573
3.24%, 10/01/2026 - 12/01/2026	1,964,167	1,995,118
3.29%, 08/01/2026	2,500,000	2,553,072
3.30%, 12/01/2026	1,000,000	1,020,361
3.34%, 02/01/2027 - 07/01/2030	2,000,000	2,037,068
3.35% (A), 03/25/2024	1,750,000	1,805,749
3.36%, 12/01/2027	1,084,040	1,108,440
3.38%, 01/01/2018 - 12/01/2023	2,000,000	2,062,879
3.42%, 05/01/2024	600,000	621,531
3.45%, 01/01/2024	1,000,000	1,041,837
3.47% (A), 01/25/2024	3,000,000	3,131,002
3.50%, 08/01/2032 - 01/01/2044	8,803,519	9,091,950
3.51% (A), 12/25/2023	1,776,000	1,850,024
3.59%, 10/01/2020	94,929	99,993
3.64%, 10/01/2020	1,308,739	1,377,769
3.65%, 04/25/2021	866,000	901,948
3.67%, 07/01/2023	2,000,000	2,108,821
3.73%, 06/25/2021	500,000	526,803
3.74%, 06/01/2018 - 07/01/2023	1,744,123	1,799,371
3.76%, 04/25/2021 - 12/01/2035	3,480,146	3,616,720
3.77%, 08/01/2021	665,910	707,873
3.86%, 07/01/2021	914,820	974,932
3.87%, 08/01/2021	923,101	984,965
3.92%, 08/01/2021	1,429,016	1,527,546
3.94%, 07/01/2021	500,000	534,601
3.97%, 06/01/2021 - 07/01/2021	928,018	992,710
3.98%, 08/01/2021	967,445	1,035,028
3.99%, 07/01/2021	454,389	486,422
4.00%, 07/01/2042 - 08/01/2044	3,191,871	3,373,850
4.02%, 08/01/2021 - 11/01/2028	1,587,373	1,704,694
4.05%, 08/01/2021	786,535	844,840
4.06%, 07/01/2021 - 09/01/2021	1,450,815	1,558,933
4.16%, 03/01/2021	455,045	488,260
4.23%, 03/01/2020	856,363	906,097
4.24%, 06/01/2021	952,177	1,028,060
4.25%, 04/01/2021	500,000	540,195
4.26%, 06/01/2021	345,786	370,781
4.32%, 06/01/2021	741,826	803,207
4.38%, 04/01/2020	166,204	177,413
4.39%, 05/01/2021	239,538	259,637
4.45%, 07/01/2026	463,295	505,439
4.50%, 08/01/2018 - 03/01/2019	197,044	202,511

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
4.65%, 06/01/2021	$ 926,306	$ 1,013,390
5.00%, 05/11/2017 - 08/01/2040	838,020	876,569
5.50%, 03/01/2017 - 05/01/2036	389,012	423,062
5.86%, 10/01/2017	474,224	488,053
6.00%, 12/01/2032 - 11/01/2037	534,064	604,324
6.50%, 03/01/2017 - 10/01/2036	103,339	117,025
7.00%, 09/01/2017	312	313
8.00%, 11/01/2037	6,488	7,192
Federal National Mortgage Association REMIC
0.89% (A), 06/27/2036	70,127	68,364
1.06% (A), 08/25/2041	301,445	299,409
1.11% (A), 04/25/2035 - 08/25/2036	112,931	112,699
1.16% (A), 10/25/2042	642,522	643,653
1.26% (A), 05/25/2035 - 10/25/2042	1,500,961	1,486,823
3.00%, 01/25/2046	669,150	677,118
4.00%, 10/25/2025 - 04/25/2033	1,039,072	1,097,377
4.50%, 07/25/2029	1,000,000	1,090,331
5.00%, 09/25/2023 - 08/25/2040	1,536,137	1,712,269
5.50%, 04/25/2023 - 07/25/2038	2,249,047	2,443,295
5.59% (A), 12/25/2042	141,301	154,424
5.75%, 06/25/2033	259,300	291,347
6.00%, 11/25/2032 - 11/25/2039	635,985	710,239
6.21% (A), 12/25/2042	75,382	84,410
6.23% (A), 10/25/2042	29,069	32,525
6.50%, 02/25/2022 - 05/25/2044	641,476	731,321
6.64% (A), 08/25/2033	55,981	58,588
6.79% (A), 07/25/2023	140,826	152,868
7.00%, 03/25/2031 - 11/25/2041	1,293,223	1,506,931
8.00%, 05/25/2022	20,677	22,830
9.50%, 06/25/2018	2,829	2,894
9.86% (A), 07/25/2035	115,397	136,158
10.00% (A), 03/25/2032	6,636	8,438
11.24% (A), 09/25/2033	14,640	17,437
12.21% (A), 07/25/2033	30,596	37,844
12.49% (A), 03/25/2038	10,217	12,285
13.10% (A), 12/25/2032	8,827	10,715
14.03% (A), 11/25/2031	29,861	41,475
14.42% (A), 05/25/2034	36,078	44,601
15.48% (A), 07/25/2035	89,979	123,574
17.45% (A), 04/25/2034 - 05/25/2034	188,015	257,157
17.72% (A), 08/25/2032	24,010	27,113
20.45% (A), 06/25/2035	92,252	118,364
20.98% (A), 05/25/2034	15,320	23,026
21.79% (A), 03/25/2036	26,412	39,129
22.73% (A), 02/25/2032	8,012	13,068
23.18% (A), 10/25/2036	11,596	17,043
23.54% (A), 12/25/2036	17,555	25,893
Federal National Mortgage Association REMIC, Interest Only STRIPS
0.93% (A), 08/25/2042	508,637	15,592
1.71% (A), 01/25/2038	77,871	4,810
1.88% (A), 04/25/2041	193,252	13,354
5.00%, 03/25/2023	24,279	663
5.09% (A), 09/25/2038	202,983	27,032
5.15% (A), 02/25/2038	148,640	22,591
5.34% (A), 06/25/2037	79,254	12,875

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMIC, Interest Only STRIPS (continued)
5.42% (A), 12/25/2039	$ 30,040	$ 4,457
5.44% (A), 03/25/2038	23,742	3,756
5.66% (A), 04/25/2040	45,378	5,806
5.74% (A), 06/25/2023	26,509	2,090
5.77% (A), 01/25/2041	425,214	91,040
5.78% (A), 09/25/2037	72,540	12,879
5.79% (A), 02/25/2039	53,021	10,561
5.82% (A), 06/25/2036	48,942	7,440
5.94% (A), 03/25/2036	830,100	168,103
6.39% (A), 07/25/2037	135,031	27,372
6.50%, 05/25/2033	37,869	9,722
7.00%, 06/25/2033	47,421	11,789
Federal National Mortgage Association REMIC, Principal Only STRIPS 12/25/2032 - 12/25/2043	2,606,115	2,154,841
Federal National Mortgage Association, Principal Only STRIPS
09/25/2024 - 01/25/2033	86,769	75,297
05/15/2030, MTN	400,000	257,223
Financing Corp., Principal Only STRIPS 11/30/2017 - 05/11/2018	2,700,000	2,660,651
FREMF Mortgage Trust
3.58% (A), 11/25/2049 (B)	529,000	475,183
3.84% (A), 07/25/2049 (B)	420,000	413,949
Government National Mortgage Association
0.83% (A), 08/20/2060	176,799	176,693
0.87% (A), 12/20/2062	335,910	332,380
0.93% (A), 12/20/2060	883,295	876,307
0.94% (A), 03/20/2063	774,069	767,333
0.96% (A), 04/20/2060	363,154	362,358
0.98% (A), 11/20/2059 - 06/20/2065	863,165	857,868
1.00% (A), 01/20/2061 - 08/20/2065	4,037,451	4,009,315
1.01% (A), 02/20/2065	1,347,136	1,336,490
1.03% (A), 06/20/2064 - 12/20/2064	5,428,088	5,394,067
1.05% (A), 10/20/2062 - 09/20/2065	1,054,420	1,048,850
1.08% (A), 07/20/2062	197,873	197,302
1.11% (A), 09/20/2062	645,650	645,152
1.13% (A), 11/20/2065	12,512,799	12,488,407
1.18% (A), 05/20/2061 - 03/20/2064	3,058,019	3,058,797
1.19% (A), 12/20/2065	517,989	518,616
1.23% (A), 05/20/2061	286,944	287,160
1.32% (A), 05/20/2066	979,768	978,207
1.60% (A), 12/20/2066	524,000	527,930
1.65%, 01/20/2063 - 02/20/2063	3,143,943	3,123,295
1.75%, 03/20/2063	910,878	907,064
2.00%, 05/16/2049	132,778	130,602
2.07% (A), 07/16/2048	59,303	58,604
2.50%, 09/16/2056	54,783	54,771
3.50%, 11/20/2039 - 06/20/2046	1,986,576	2,063,476
4.76% (A), 10/20/2043	1,089,298	1,191,448
5.00%, 04/16/2023	965,602	994,543
5.48% (A), 01/20/2038	532,445	594,910
5.50%, 11/20/2020 - 09/20/2039	2,430,240	2,684,180
5.55% (A), 07/20/2040	367,915	410,969
5.86% (A), 12/20/2038	150,417	170,241
6.00%, 09/20/2038 - 08/20/2039	309,058	353,252
6.50%, 10/16/2024 - 06/20/2033	1,644,491	1,891,518

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association (continued)
7.33%, 11/20/2030	$ 19,273	$ 22,917
8.00%, 06/20/2030	21,422	25,219
8.50%, 02/16/2030	180,953	211,654
9.00%, 05/16/2027	12,367	14,136
11.92% (A), 10/20/2037	36,117	45,793
14.73% (A), 06/17/2035	28,918	36,136
15.16% (A), 05/18/2034	2,697	3,272
17.72% (A), 04/16/2034	52,233	75,422
17.99% (A), 09/20/2037	16,250	22,028
20.69% (A), 04/20/2037	53,838	74,503
25.84% (A), 09/20/2034	29,406	47,337
Government National Mortgage Association, Interest Only STRIPS
4.96% (A), 12/20/2038	63,311	8,530
5.09% (A), 02/20/2038	103,081	15,063
5.26% (A), 11/20/2037	95,280	13,912
5.34% (A), 06/20/2039	70,885	10,351
5.36% (A), 10/20/2034	121,311	17,119
5.39% (A), 02/16/2039	36,672	5,057
5.46% (A), 03/20/2037 - 06/20/2038	202,407	33,087
5.50%, 10/16/2037	167,399	21,625
5.53% (A), 04/20/2039	91,112	11,957
5.56% (A), 09/20/2035 - 03/20/2039	273,212	41,209
5.69% (A), 05/16/2038 - 06/16/2039	322,525	43,181
5.76% (A), 06/16/2037	98,082	17,398
5.79% (A), 03/16/2034	113,259	3,616
5.81% (A), 11/20/2037 - 12/20/2037	90,741	15,409
5.96% (A), 07/20/2036	22,884	875
6.01% (A), 07/20/2037	171,421	28,038
6.04% (A), 08/20/2037	121,591	17,503
6.10% (A), 04/16/2037	57,148	10,594
6.50%, 03/20/2039	47,477	12,061
7.24% (A), 04/16/2032	94,995	18,473
Government National Mortgage Association, Principal Only STRIPS 02/17/2033 - 01/20/2038	269,538	241,419
Residual Funding Corp., Principal Only STRIPS 10/15/2019 - 01/15/2021	8,940,000	8,402,930
Resolution Funding Corp. Zero Coupon, 10/15/2025 - 01/15/2026	335,000	260,744
Tennessee Valley Authority
4.25%, 09/15/2065	632,000	650,593
4.63%, 09/15/2060	22,000	24,458
5.25%, 09/15/2039	400,000	502,398
5.88%, 04/01/2036	150,000	197,877
Tennessee Valley Authority, Principal Only STRIPS 05/01/2019 - 01/15/2038	1,400,000	1,001,252
Vendee Mortgage Trust Series 1997-1, Class 2Z, 7.50%, 02/15/2027	390,057	447,314

Total U.S. Government Agency Obligations (Cost $241,151,848)		241,311,987

U.S. GOVERNMENT OBLIGATIONS - 28.1%
U.S. Treasury - 27.9%
U.S. Treasury Bond
3.50%, 02/15/2039	4,220,000	4,614,967
3.88%, 08/15/2040	1,020,000	1,171,127

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Bond (continued)
4.25%, 05/15/2039 - 11/15/2040	$ 1,400,000	$ 1,699,689
4.38%, 02/15/2038 - 05/15/2041	9,275,000	11,489,743
4.50%, 05/15/2038 - 08/15/2039	4,000,000	5,024,577
5.25%, 02/15/2029	130,000	166,166
5.38%, 02/15/2031	150,000	199,781
8.00%, 11/15/2021	1,000,000	1,280,781
8.50%, 02/15/2020	815,000	988,315
8.75%, 08/15/2020	2,100,000	2,622,457
U.S. Treasury Bond, Principal Only STRIPS
02/15/2017 - 08/15/2041	157,464,000	127,026,423
11/15/2017 - 11/15/2019 (I)	2,300,000	2,217,051
U.S. Treasury Note
0.75%, 01/31/2018 - 02/15/2019	11,678,700	11,636,801
0.88%, 07/31/2019	70,000	69,188
1.00%, 06/30/2019 - 11/30/2019	1,030,000	1,019,465
1.00%, 11/15/2019 (I)	616,000	608,589
1.13%, 12/31/2018	2,525,000	2,527,565
1.25%, 11/30/2018	740,000	741,069
1.38%, 04/30/2020	4,000,000	3,974,220
1.50%, 08/31/2018 - 01/31/2022	5,500,000	5,517,522
1.63%, 07/31/2020 - 08/15/2022	4,996,000	4,980,632
1.75%, 10/31/2020 - 05/15/2023	7,028,000	6,988,796
1.75%, 11/30/2021 (I)	1,967,000	1,952,324
2.00%, 11/30/2020 - 08/15/2025	16,350,000	16,467,924
2.13%, 08/31/2020 - 05/15/2025	7,650,000	7,650,779
2.13%, 11/30/2023 (I)	1,302,000	1,293,353
2.25%, 07/31/2018 - 04/30/2021	835,000	849,880
2.38%, 08/15/2024	2,380,000	2,391,062
2.63%, 08/15/2020 - 11/15/2020	1,200,000	1,240,527
2.75%, 12/31/2017	50,000	50,900
3.13%, 05/15/2019	1,000,000	1,042,617
3.63%, 02/15/2020	700,000	744,871

		230,249,161

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities - 0.2%
U.S. Treasury Inflation-Indexed Bond
2.13%, 02/15/2040	$ 223,660	$ 277,005
2.50%, 01/15/2029	112,580	135,789
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2018 - 01/15/2022	451,548	453,861
1.38%, 01/15/2020	338,678	356,193

		1,222,848

Total U.S. Government Obligations (Cost $228,752,590)		231,472,009

	Shares	Value
SECURITIES LENDING COLLATERAL - 1.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (K)	10,486,525	10,486,525

Total Securities Lending Collateral (Cost $10,486,525)		10,486,525

	Principal	Value
REPURCHASE AGREEMENT - 0.6%
State Street Bank & Trust Co. 0.03% (K), dated 12/30/2016, to be repurchased at $4,813,355 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 08/31/2022, and with a value of $4,911,964.	$ 4,813,339	4,813,339

Total Repurchase Agreement (Cost $4,813,339)		4,813,339

Total Investments (Cost $831,653,798) (L)		834,895,915
Net Other Assets (Liabilities) - (1.2)%		(9,724,907)

Net Assets - 100.0%		$ 825,171,008

SECURITY VALUATION:

Valuation Inputs (M)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (N)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$91,346,175	$139,055	$91,485,230
Corporate Debt Securities	—	215,934,552	—	215,934,552
Foreign Government Obligations	—	7,833,449	—	7,833,449
Mortgage-Backed Securities	—	30,653,746	—	30,653,746
Municipal Government Obligations	—	905,078	—	905,078
U.S. Government Agency Obligations	—	241,311,987	—	241,311,987
U.S. Government Obligations	—	231,472,009	—	231,472,009
Securities Lending Collateral	10,486,525	—	—	10,486,525
Repurchase Agreement	—	4,813,339	—	4,813,339

Total Investments	$10,486,525	$824,270,335	$139,055	$834,895,915

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION (continued):

Transfers

Investments	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Asset-Backed Securities (E)	$—	$—	$139,055	$—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2016.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the total value of 144A securities is $123,636,432, representing 15.0% of the Portfolio’s net assets.
(C)	Illiquid securities. At December 31, 2016, total value of illiquid securities is $7,498,536, representing 0.9% of the Portfolio’s net assets.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2016, value of the security is $139,055, representing less than 0.1% of the Portfolio’s net assets.
(E)	Transferred from Level 2 to 3 due to utilizing significant unobservable inputs, as of prior reporting period the security utilized significant observable inputs.
(F)	Security is Level 3 of the fair value hierarchy.
(G)	Step bonds. Coupon rates change in increments to maturity. The rates disclosed are as of December 31, 2016; the maturity dates disclosed are the ultimate maturity dates.
(H)	Percentage rounds to less than 0.1% or (0.1)%.
(I)	All or a portion of the securities are on loan. The total value of all securities on loan is $10,271,961. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(J)	Perpetual maturity. The date displayed is the next call date.
(K)	Rates disclosed reflect the yields at December 31, 2016.
(L)	Aggregate cost for federal income tax purposes is $831,658,418. Aggregate gross unrealized appreciation and depreciation for all securities is $11,747,404 and $8,509,907, respectively. Net unrealized appreciation for tax purposes is $3,237,497.
(M)	The Portfolio recognizes transfers between Levels at the end of the reporting year. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(N)	Level 3 securities were not considered significant to the Portfolio.

PORTFOLIO ABBREVIATIONS:

MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Investments, at value (cost $826,840,459) (including securities loaned of $10,271,961)	$830,082,576
Repurchase agreement, at value (cost $4,813,339)	4,813,339
Cash	14,741
Receivables and other assets:
Shares of beneficial interest sold	275,399
Investments sold	57,135
Interest	3,514,600
Tax reclaims	291
Net income from securities lending	3,637

Total assets	838,761,718

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	12,548
Investments purchased	2,524,867
Investment management fees	335,478
Distribution and service fees	54,498
Transfer agent costs	2,072
Trustees, CCO and deferred compensation fees	811
Audit and tax fees	35,023
Custody fees	23,677
Legal fees	10,055
Printing and shareholder reports fees	87,321
Other	17,835
Collateral for securities on loan	10,486,525

Total liabilities	13,590,710

Net assets	$825,171,008

Net assets consist of:
Capital stock ($0.01 par value)	$629,514
Additional paid-in capital	809,084,149
Undistributed (distributions in excess of) net investment income (loss)	17,029,031
Accumulated net realized gain (loss)	(4,813,803)
Net unrealized appreciation (depreciation) on:
Investments	3,242,117

Net assets	$825,171,008

Net assets by class:
Initial Class	$566,005,769
Service Class	259,165,239

Shares outstanding:
Initial Class	44,025,567
Service Class	18,925,831

Net asset value and offering price per share:
Initial Class	$12.86
Service Class	13.69

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Interest income	$20,300,601
Net income (loss) from securities lending	49,530
Withholding taxes on foreign income	(121)

Total investment income	20,350,010

Expenses:
Investment advisory fees	507,997
Investment management fees	2,994,075
Distribution and service fees:
Service Class	602,953
Administration fees	33,866
Transfer agent costs	10,991
Trustees, CCO and deferred compensation fees	19,648
Audit and tax fees	47,247
Custody fees	91,304
Legal fees	37,260
Printing and shareholder reports fees	90,129
Other	20,958

Total expenses before waiver and/or reimbursement and recapture	4,456,428

Reimbursement of custody fees (A)	(56,373)

Net expenses	4,400,055

Net investment income (loss)	15,949,955

Net realized gain (loss) on:
Investments	706,971

Net change in unrealized appreciation (depreciation) on:
Investments	(1,140,461)

Net realized and change in unrealized gain (loss)	(433,490)

Net increase (decrease) in net assets resulting from operations	$15,516,465

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$15,949,955	$13,714,594
Net realized gain (loss)	706,971	796,532
Net change in unrealized appreciation (depreciation)	(1,140,461)	(11,177,154)

Net increase (decrease) in net assets resulting from operations	15,516,465	3,333,972

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(10,584,381)	(10,021,254)
Service Class	(4,613,858)	(3,349,698)

Total dividends and/or distributions from net investment income	(15,198,239)	(13,370,952)

Capital share transactions:
Proceeds from shares sold:
Initial Class	17,652,253	23,796,332
Service Class	72,540,281	57,303,524

	90,192,534	81,099,856

Issued from fund acquisition:
Initial Class	84,795,896	—
Service Class	750,084	—

	85,545,980	—

Dividends and/or distributions reinvested:
Initial Class	10,584,381	10,021,254
Service Class	4,613,858	3,349,698

	15,198,239	13,370,952

Cost of shares redeemed:
Initial Class	(21,097,033)	(42,806,166)
Service Class	(17,526,612)	(20,192,859)

	(38,623,645)	(62,999,025)

Net increase (decrease) in net assets resulting from capital share transactions	152,313,108	31,471,783

Net increase (decrease) in net assets	152,631,334	21,434,803

Net assets:
Beginning of year	672,539,674	651,104,871

End of year	$825,171,008	$672,539,674

Undistributed (distributions in excess of) net investment income (loss)	$17,029,031	$15,196,969

Capital share transactions - shares:
Shares issued:
Initial Class	1,344,407	1,821,312
Service Class	5,168,301	4,124,525

	6,512,708	5,945,837

Shares issued on fund acquisition:
Initial Class	6,654,207	—
Service Class	55,256	—

	6,709,463	—

Shares reinvested:
Initial Class	800,029	775,039
Service Class	326,992	243,261

	1,127,021	1,018,300

Shares redeemed:
Initial Class	(1,611,953)	(3,287,465)
Service Class	(1,256,844)	(1,451,520)

	(2,868,797)	(4,738,985)

Net increase (decrease) in shares outstanding:
Initial Class	7,186,690	(691,114)
Service Class	4,293,705	2,916,266

	11,480,395	2,225,152

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$12.83		$13.02	$12.62	$13.27	$12.98

Investment operations:
Net investment income (loss) (A)	0.30	(B)	0.28	0.29	0.32	0.42
Net realized and unrealized gain (loss)	0.01	(C)	(0.20)	0.38	(0.57)	0.22

Total investment operations	0.31		0.08	0.67	(0.25)	0.64

Dividends and/or distributions to shareholders:
Net investment income	(0.28)		(0.27)	(0.27)	(0.40)	(0.34)
Net realized gains	—		—	—	—	(0.01)

Total dividends and/or distributions to shareholders	(0.28)		(0.27)	(0.27)	(0.40)	(0.35)

Net asset value, end of year	$12.86		$12.83	$13.02	$12.62	$13.27

Total return (D)	2.39%		0.61%	5.33%	(1.84)%	4.98%

Ratio and supplemental data:
Net assets end of year (000’s)	$566,006		$472,685	$488,758	$335,836	$319,385
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.52%		0.55%	0.56%	0.57%	0.58%
Including waiver and/or reimbursement and recapture	0.52	%(B)	0.55%	0.56%	0.57%	0.58%
Net investment income (loss) to average net assets	2.24	%(B)	2.11%	2.21%	2.50%	3.19%
Portfolio turnover rate	25%		19%	17%	23%	17%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$13.66		$13.86	$13.42	$14.10	$13.79

Investment operations:
Net investment income (loss) (A)	0.28	(B)	0.26	0.27	0.31	0.41
Net realized and unrealized gain (loss)	0.01	(C)	(0.21)	0.41	(0.61)	0.24

Total investment operations	0.29		0.05	0.68	(0.30)	0.65

Dividends and/or distributions to shareholders:
Net investment income	(0.26)		(0.25)	(0.24)	(0.38)	(0.33)
Net realized gains	—		—	—	—	(0.01)

Total dividends and/or distributions to shareholders	(0.26)		(0.25)	(0.24)	(0.38)	(0.34)

Net asset value, end of year	$13.69		$13.66	$13.86	$13.42	$14.10

Total return (D)	2.06%		0.33%	5.10%	(2.13)%	4.75%

Ratio and supplemental data:
Net assets end of year (000’s)	$259,165		$199,855	$162,347	$106,656	$96,896
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%		0.80%	0.81%	0.82%	0.83%
Including waiver and/or reimbursement and recapture	0.76	%(B)	0.80%	0.81%	0.82%	0.83%
Net investment income (loss) to average net assets	2.00	%(B)	1.87%	1.97%	2.25%	2.91%
Portfolio turnover rate	25%		19%	17%	23%	17%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Core Bond VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2016 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Municipal government obligations and variable rate notes: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2016, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2016, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2016, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations with a corresponding adjustment to cost.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$4,112,447	$—	$—	$—	$4,112,447
Foreign Government Obligations	208,546	—	—	—	208,546
U.S. Government Obligations	6,165,532	—	—	—	6,165,532
Total Securities Lending Transactions	$10,486,525	$—	$—	$—	$10,486,525
Total Borrowings	$10,486,525	$—	$—	$—	$10,486,525

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Fixed income risk: The market prices of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

As of December 31, 2016, the percentage of Portfolio net assets owned by affiliated investors are as follows:

Portfolio	Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative VP	$53,845,390	6.53%
Transamerica Asset Allocation – Moderate VP	28,832,108	3.49
Transamerica BlackRock Tactical Allocation VP	400,110,482	48.49
Total	$482,787,980	58.51%

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
First $750 million	0.480%	0.450%
Over $750 million up to $1 billion	0.430%	0.400%
Over $1 billion	0.405%	0.375%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions,

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.70%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

8. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	70.67%	70.67%
Service Class	2	97.68%	97.68%

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 135,184,307	$ 122,590,430	$ 98,222,092	$77,789,698

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to paydown gain/loss, wash sales, and capital loss carryforward adjustments due to December 16, 2016 reorganization. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ 704,678	$ 1,080,346	$ (1,785,024)

As of December 31, 2016, the Portfolio had capital loss carryforwards available to offset future realized gains listed below:

Unlimited
Short-Term	Long-Term
$ 1,082,459	$ 3,726,724

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 15,198,239	$ —	$ —	$ 13,370,952	$ —	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 17,029,031	$ —	$ (4,809,183)	$ —	$ —	$ 3,237,497

11. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

12. REORGANIZATION

Following the close of business on December 16, 2016, Transamerica JPMorgan Core Bond VP acquired all of the net assets of Transamerica Voya Limited Maturity Bond VP pursuant to a Plan of Reorganization. Transamerica JPMorgan Core Bond VP is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 6,709,463 shares of Transamerica JPMorgan Core Bond VP for 8,678,340 shares of Transamerica Voya Limited Maturity Bond VP, Inc. outstanding on December 16, 2016. Transamerica Voya Limited Maturity Bond VP’s net assets at that date, $85,545,980, including $421,498 unrealized depreciation, were combined with those of Transamerica JPMorgan Core Bond VP. The aggregate net assets of Transamerica JPMorgan Core Bond VP immediately before the acquisition were $734,882,839; the combined net assets of Transamerica JPMorgan Core Bond VP immediately after the acquisition were $820,428,819.

Shares issued to Transamerica Voya Limited Maturity Bond VP shareholders are as follows:

Class	Shares	Amount
Initial	6,654,207	$84,795,896
Service	55,256	750,084

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

12. REORGANIZATION (continued)

The exchange ratio of the reorganization for Transamerica JPMorgan Core Bond VP is as follows:

Class	Exchange Ratio (A)
Initial	0.77
Service	0.73

(A)	Calculated by dividing the Transamerica JPMorgan Core Bond VP shares issuable by the Transamerica Voya Limited Maturity Bond VP shares outstanding on December 16, 2016.

Assuming the reorganization had been completed on January 1, 2016, the beginning of the annual reporting period of Transamerica JPMorgan Core Bond VP, the pro forma results of operations for the year ended December 31, 2016, are as follows:

Net investment income (loss)	$16,946,531
Net realized and change in unrealized gain (loss)	(497,585)
Net increase (decrease) in net assets resulting from operations	16,448,946

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of Transamerica Voya Limited Maturity Bond VP that have been included in Transamerica JPMorgan Core Bond VP’s Statement of Operations since December 16, 2016.

13. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica JPMorgan Core Bond VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica JPMorgan Core Bond VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica JPMorgan Core Bond VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Core Bond VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2016.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Enhanced Index VP

(unaudited)

MARKET ENVIRONMENT

U.S. equity markets in 2016 can be best described as a tale of two halves. In the first half, volatility was attributable to several factors including the sudden devaluation of the Chinese renminbi, crude oil prices falling below $30 a barrel, fears of a global economic slowdown and the unexpected vote by the citizens of the United Kingdom to leave the European Union (”Brexit”). However, improvement in global economic growth, recovering commodity prices and the realization that the Brexit vote was a political crisis rather than a financial crisis contributed to equity markets stabilizing. Improving sentiment led to a shift in market leadership from the defensive to the cyclical sectors. The rotation into cyclicals intensified when in a surprising turn of events, Donald J. Trump was elected the 45th president of the U.S.

PERFORMANCE

For the year ended December 31, 2016, Transamerica JPMorgan Enhanced Index VP, Initial Class returned 11.35%. By comparison, its benchmark, the S&P 500®, returned 11.96%.

STRATEGY REVIEW

Stock selection in the media, health services and systems and technology sectors helped results, while stock selection in the pharmaceutical /medical technology, insurance and consumer cyclical sectors weighed on returns.

Among positives, an overweight in Time Warner in the media sector contributed to returns after AT&T offered to acquire the company. Due to valuable content assets like HBO and its Warner Brothers film unit, Time Warner may provide AT&T with new sources of growth amid efforts to diversify its revenue base as its wireless business matures.

In health services/systems, an overweight in UnitedHealth Group bolstered returns after better-than-expected cost control and strong premium growth allowed the company to sidestep broader pressures within the sector. We remain positive due to what see as the high potential of the company’s Optum Health platform, improving medical loss ratios and positive exposure to the broad stabilization of Medicare Advantage cost trends. An underweight in Disney contributed amid concerns about ESPN subscribers and tough film comparisons after its successful 2015 film slate. However, we reduced the underweight as investor focus shifted to Disney’s 2018 fiscal year.

On the negative side, an underweight in NVIDIA within the semiconductors/hardware sector weighed on performance; the company continued to show tremendous strength in its gaming segment while developing new markets in automotive content and deep learning. While these new markets may be commoditized in the future, its gaming growth led us to shift to a neutral stance in the near-term.

Within financials, not holding JPMorgan Chase & Co. weighed on performance. Strong earnings growth was enabled by continued strength in cost control, along with fixed income, currencies and commodities performance and asset quality. The broader, post-election rally for financials further boosted the bank due to expected rises in loan growth and interest rates. We are unable to hold JPMorgan due to regulatory restrictions.

In pharmaceutical/medical technology, our underweight in Johnson & Johnson detracted, as the company reported market share gains in several key pharmaceutical products, lowered interest rate expenses and improved cost management. While we find the strength in its pharmaceutical unit to be incrementally positive, we were concerned about the impact of broader pricing pressures on Johnson & Johnson and were skeptical about its capital allocation execution.

During the period, the Portfolio used derivatives. These positions added to performance.

Raffaele Zingone, CFA

Tim Snyder, CFA

Aryeh Glatter

Steve G. Lee

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Enhanced Index VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	11.35%	14.39%	6.79%	05/02/1997
S&P 500® (A)	11.96%	14.66%	6.95%
Service Class	11.12%	14.12%	6.53%	05/01/2003

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Generally each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Enhanced Index VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,087.20	$3.67	$1,021.60	$3.56	0.70%
Service Class	1,000.00	1,086.10	4.67	1,020.70	4.52	0.89

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.7%
Repurchase Agreement	1.2
Securities Lending Collateral	0.5
Short-Term U.S. Government Obligation	0.0 *
Net Other Assets (Liabilities) ^	(0.4)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 98.7%
Aerospace & Defense - 1.5%
General Dynamics Corp.	64,867	$ 11,199,936
L3 Technologies, Inc.	24,568	3,737,039
Northrop Grumman Corp.	27,054	6,292,219
Textron, Inc.	25,641	1,245,127
United Technologies Corp.	81,235	8,904,981

		31,379,302

Air Freight & Logistics - 0.1%
United Parcel Service, Inc., Class B	17,900	2,052,056

Airlines - 0.8%
Delta Air Lines, Inc.	124,751	6,136,502
United Continental Holdings, Inc. (A)	138,173	10,070,048

		16,206,550

Auto Components - 0.4%
Delphi Automotive PLC, Class A	84,343	5,680,501
Lear Corp.	15,596	2,064,443

		7,744,944

Automobiles - 0.5%
Ford Motor Co.	94,390	1,144,951
General Motors Co.	261,651	9,115,921

		10,260,872

Banks - 6.2%
Bank of America Corp.	1,587,458	35,082,822
BB&T Corp.	58,712	2,760,638
Citigroup, Inc.	559,898	33,274,738
Huntington Bancshares, Inc., Class A	81,600	1,078,752
KeyCorp	454,663	8,306,693
Regions Financial Corp.	192,323	2,761,758
SunTrust Banks, Inc.	18,700	1,025,695
SVB Financial Group (A)	15,504	2,661,417
Wells Fargo & Co.	690,961	38,078,861
Zions Bancorporation	38,390	1,652,305

		126,683,679

Beverages - 3.2%
Coca-Cola Co.	268,372	11,126,703
Constellation Brands, Inc., Class A	73,500	11,268,285
Dr. Pepper Snapple Group, Inc.	19,115	1,733,157
Molson Coors Brewing Co., Class B	129,109	12,563,597
PepsiCo, Inc.	275,057	28,779,214

		65,470,956

Biotechnology - 2.8%
Alexion Pharmaceuticals, Inc. (A)	23,123	2,829,099
Biogen, Inc. (A)	52,332	14,840,309
BioMarin Pharmaceutical, Inc. (A)	10,322	855,075
Celgene Corp. (A)	139,147	16,106,265
Gilead Sciences, Inc.	240,343	17,210,962
Vertex Pharmaceuticals, Inc. (A)	68,239	5,027,167

		56,868,877

Building Products - 0.6%
Allegion PLC	71,169	4,554,816
Johnson Controls International PLC	45,621	1,879,129
Masco Corp.	170,546	5,392,664

		11,826,609

Capital Markets - 3.5%
Ameriprise Financial, Inc.	17,200	1,908,168
Bank of New York Mellon Corp.	201,779	9,560,289

	Shares	Value
COMMON STOCKS (continued)
Capital Markets (continued)
BlackRock, Inc., Class A	18,404	$ 7,003,458
Charles Schwab Corp.	421,157	16,623,067
Goldman Sachs Group, Inc.	6,812	1,631,133
Intercontinental Exchange, Inc.	147,301	8,310,722
Morgan Stanley	473,058	19,986,701
State Street Corp.	99,621	7,742,544

		72,766,082

Chemicals - 2.1%
Dow Chemical Co.	118,334	6,771,071
E.I. du Pont de Nemours & Co.	207,107	15,201,654
Eastman Chemical Co.	145,270	10,925,757
Monsanto Co.	13,928	1,465,365
Mosaic Co.	270,232	7,925,904

		42,289,751

Communications Equipment - 0.4%
Cisco Systems, Inc.	247,304	7,473,527

Construction & Engineering - 0.2%
Fluor Corp.	69,724	3,661,904

Construction Materials - 0.1%
Martin Marietta Materials, Inc.	12,360	2,738,111

Consumer Finance - 1.0%
Capital One Financial Corp.	128,923	11,247,242
Discover Financial Services	130,386	9,399,527

		20,646,769

Containers & Packaging - 0.5%
Crown Holdings, Inc. (A)	76,755	4,035,011
Sealed Air Corp., Class A	64,477	2,923,387
WestRock Co.	78,626	3,991,842

		10,950,240

Diversified Financial Services - 1.5%
Berkshire Hathaway, Inc., Class B (A)	183,118	29,844,572

Diversified Telecommunication Services - 1.7%
AT&T, Inc.	536,700	22,825,851
CenturyLink, Inc.	54,604	1,298,483
Verizon Communications, Inc.	202,223	10,794,664

		34,918,998

Electric Utilities - 2.4%
Edison International	135,954	9,787,328
FirstEnergy Corp.	44,700	1,384,359
NextEra Energy, Inc.	129,589	15,480,702
PG&E Corp.	186,270	11,319,628
Pinnacle West Capital Corp.	45,800	3,573,774
Xcel Energy, Inc.	175,514	7,143,420

		48,689,211

Electrical Equipment - 0.6%
Eaton Corp. PLC	169,154	11,348,542

Electronic Equipment, Instruments & Components - 0.6%
TE Connectivity, Ltd.	180,578	12,510,444

Energy Equipment & Services - 0.9%
Halliburton Co.	82,245	4,448,632
Schlumberger, Ltd.	169,823	14,256,641

		18,705,273

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts - 2.4%
American Tower Corp., Class A	8,885	$ 938,967
AvalonBay Communities, Inc.	47,747	8,458,381
Brixmor Property Group, Inc.	46,898	1,145,249
Camden Property Trust	7,500	630,525
Equinix, Inc.	13,800	4,932,258
Essex Property Trust, Inc.	8,400	1,953,000
HCP, Inc.	104,580	3,108,118
Kimco Realty Corp.	158,630	3,991,131
Liberty Property Trust, Series C	53,171	2,100,254
Macerich Co., Class A	5,824	412,572
Prologis, Inc., Class A	103,713	5,475,009
Public Storage	8,903	1,989,820
Regency Centers Corp.	22,701	1,565,234
Simon Property Group, Inc.	36,416	6,470,031
SL Green Realty Corp.	26,945	2,897,935
Spirit Realty Capital, Inc.	83,079	902,238
STORE Capital Corp.	86,120	2,128,025

		49,098,747

Food & Staples Retailing - 1.7%
Costco Wholesale Corp.	76,705	12,281,238
Kroger Co.	248,348	8,570,489
Wal-Mart Stores, Inc.	26,105	1,804,378
Walgreens Boots Alliance, Inc.	153,140	12,673,866

		35,329,971

Food Products - 1.2%
Archer-Daniels-Midland Co.	36,414	1,662,299
J.M. Smucker, Co.	6,148	787,313
Kraft Heinz Co.	62,031	5,416,547
Mondelez International, Inc., Class A	369,808	16,393,589

		24,259,748

Health Care Equipment & Supplies - 1.7%
Abbott Laboratories	363,810	13,973,942
Becton Dickinson and Co.	11,682	1,933,955
Boston Scientific Corp. (A)	562,755	12,172,391
Cooper Cos., Inc.	5,323	931,152
Danaher Corp.	42,817	3,332,875
Zimmer Biomet Holdings, Inc., Class A	16,952	1,749,447

		34,093,762

Health Care Providers & Services - 2.9%
Aetna, Inc.	98,425	12,205,684
Cigna Corp.	26,628	3,551,909
HCA Holdings, Inc. (A)	13,509	999,936
Humana, Inc., Class A	39,681	8,096,114
Laboratory Corp. of America Holdings (A)	9,768	1,254,016
McKesson Corp.	22,432	3,150,574
Quest Diagnostics, Inc.	18,411	1,691,971
UnitedHealth Group, Inc.	174,862	27,984,915

		58,935,119

Hotels, Restaurants & Leisure - 1.1%
Royal Caribbean Cruises, Ltd., Class A	77,482	6,356,623
Starbucks Corp.	241,531	13,409,801
Yum! Brands, Inc.	60,093	3,805,690

		23,572,114

	Shares	Value
COMMON STOCKS (continued)
Household Durables - 0.4%
D.R. Horton, Inc.	104,883	$ 2,866,452
Newell Brands, Inc.	23,343	1,042,265
PulteGroup, Inc.	156,683	2,879,834
Toll Brothers, Inc. (A)	34,496	1,069,376

		7,857,927

Household Products - 1.6%
Kimberly-Clark Corp.	119,908	13,683,901
Procter & Gamble Co.	238,420	20,046,354

		33,730,255

Industrial Conglomerates - 2.7%
General Electric Co.	1,017,673	32,158,467
Honeywell International, Inc.	194,800	22,567,580

		54,726,047

Insurance - 2.7%
American International Group, Inc.	116,311	7,596,271
Arthur J. Gallagher & Co.	124,789	6,484,036
Chubb, Ltd.	96,090	12,695,411
Everest RE Group, Ltd.	15,919	3,444,872
Hartford Financial Services Group, Inc.	41,467	1,975,903
MetLife, Inc.	366,652	19,758,876
XL Group, Ltd.	91,542	3,410,855

		55,366,224

Internet & Direct Marketing Retail - 1.7%
Amazon.com, Inc. (A)	45,216	33,906,122

Internet Software & Services - 4.7%
Alphabet, Inc., Class A (A)	38,079	30,175,704
Alphabet, Inc., Class C (A)	38,410	29,645,606
Facebook, Inc., Class A (A)	324,368	37,318,538

		97,139,848

IT Services - 3.6%
Accenture PLC, Class A	227,306	26,624,352
Cognizant Technology Solutions Corp., Class A (A)	49,938	2,798,026
Fidelity National Information Services, Inc.	128,481	9,718,303
International Business Machines Corp.	19,523	3,240,623
MasterCard, Inc., Class A	28,689	2,962,139
PayPal Holdings, Inc. (A)	117,850	4,651,539
Vantiv, Inc., Class A (A)	27,080	1,614,510
Visa, Inc., Class A	235,122	18,344,218
WEX, Inc. (A)	37,010	4,130,316

		74,084,026

Life Sciences Tools & Services - 0.6%
Agilent Technologies, Inc.	76,853	3,501,423
Illumina, Inc. (A)	32,082	4,107,779
Thermo Fisher Scientific, Inc.	39,834	5,620,577

		13,229,779

Machinery - 2.0%
Cummins, Inc.	33,020	4,512,843
Deere & Co.	18,185	1,873,782
Fortive Corp.	15,708	842,420
Ingersoll-Rand PLC	55,550	4,168,472
PACCAR, Inc.	153,615	9,815,999
Parker-Hannifin Corp.	14,470	2,025,800
Pentair PLC	18,558	1,040,547

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Machinery (continued)
Snap-on, Inc.	37,702	$ 6,457,222
Stanley Black & Decker, Inc.	90,052	10,328,064

		41,065,149

Media - 4.4%
CBS Corp., Class B	17,861	1,136,317
Charter Communications, Inc., Class A (A)	59,748	17,202,644
Comcast Corp., Class A	352,358	24,330,320
DISH Network Corp., Class A (A)	85,681	4,963,500
Sirius XM Holdings, Inc. (B)	470,845	2,095,260
Time Warner, Inc.	130,441	12,591,470
Twenty-First Century Fox, Inc., Class A	743,240	20,840,450
Walt Disney Co.	76,219	7,943,544

		91,103,505

Metals & Mining - 0.1%
Newmont Mining Corp.	51,253	1,746,190
U.S. Steel Corp.	19,099	630,458

		2,376,648

Multi-Utilities - 0.7%
Ameren Corp.	154,100	8,084,086
CMS Energy Corp.	156,059	6,495,176

		14,579,262

Multiline Retail - 0.3%
Dollar General Corp.	84,312	6,244,990

Oil, Gas & Consumable Fuels - 6.5%
Anadarko Petroleum Corp., Class A	131,300	9,155,549
Apache Corp.	22,125	1,404,274
Cabot Oil & Gas Corp.	144,330	3,371,549
Cheniere Energy, Inc. (A)	49,518	2,051,531
Chevron Corp.	138,634	16,317,222
Concho Resources, Inc. (A)	33,071	4,385,214
Diamondback Energy, Inc. (A)	84,354	8,524,815
EOG Resources, Inc.	131,184	13,262,702
EQT Corp.	84,435	5,522,049
Exxon Mobil Corp.	433,116	39,093,050
Kinder Morgan, Inc.	159,955	3,312,668
Marathon Petroleum Corp.	56,655	2,852,579
Occidental Petroleum Corp.	80,407	5,727,391
Pioneer Natural Resources Co.	79,168	14,255,782
Valero Energy Corp.	47,701	3,258,932

		132,495,307

Pharmaceuticals - 5.7%
Allergan PLC (A)	76,581	16,082,776
Bristol-Myers Squibb Co.	370,226	21,636,008
Eli Lilly & Co.	216,997	15,960,129
Johnson & Johnson	154,443	17,793,378
Merck & Co., Inc.	189,897	11,179,236
Mylan NV (A)	37,069	1,414,182
Pfizer, Inc.	1,027,872	33,385,283

		117,450,992

Road & Rail - 1.5%
Canadian Pacific Railway, Ltd. (B)	54,047	7,716,290
Union Pacific Corp.	220,755	22,887,879

		30,604,169

Semiconductors & Semiconductor Equipment - 3.5%
Analog Devices, Inc., Class A	196,844	14,294,811
Applied Materials, Inc., Class A	59,438	1,918,064

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Broadcom, Ltd.	131,964	$ 23,327,276
KLA-Tencor Corp.	16,141	1,269,974
Lam Research Corp.	86,391	9,134,121
NVIDIA Corp.	20,500	2,188,170
NXP Semiconductors NV (A)	28,389	2,782,406
ON Semiconductor Corp. (A)	170,300	2,173,028
Texas Instruments, Inc.	208,665	15,226,285

		72,314,135

Software - 4.3%
Adobe Systems, Inc. (A)	192,733	19,841,862
Microsoft Corp.	1,023,049	63,572,265
Oracle Corp.	71,443	2,746,983
Workday, Inc., Class A (A) (B)	34,975	2,311,498

		88,472,608

Specialty Retail - 3.7%
AutoZone, Inc. (A)	800	631,832
Best Buy Co., Inc.	82,038	3,500,561
Home Depot, Inc.	184,790	24,776,643
Lowe’s Cos., Inc.	236,523	16,821,516
O’Reilly Automotive, Inc. (A)	32,967	9,178,342
Ross Stores, Inc.	42,551	2,791,346
Signet Jewelers, Ltd.	5,058	476,767
TJX Cos., Inc.	235,875	17,721,289

		75,898,296

Technology Hardware, Storage & Peripherals - 3.8%
Apple, Inc.	571,086	66,143,181
Hewlett Packard Enterprise Co.	182,259	4,217,473
HP, Inc.	541,154	8,030,725

		78,391,379

Textiles, Apparel & Luxury Goods - 0.2%
NIKE, Inc., Class B	34,518	1,754,550
PVH Corp.	8,176	737,802
Ralph Lauren Corp., Class A	11,102	1,002,733

		3,495,085

Tobacco - 1.3%
Altria Group, Inc.	89,618	6,059,969
Philip Morris International, Inc.	111,361	10,188,418
Reynolds American, Inc., Class A	176,575	9,895,263

		26,143,650

Wireless Telecommunication Services - 0.1%
T-Mobile US, Inc. (A)	20,989	1,207,077

Total Common Stocks (Cost $1,917,002,940)		2,022,209,210

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.0% (C)
U.S. Treasury Bill 0.49% (D), 03/30/2017 (E)	$ 485,000	484,422

Total Short-Term U.S. Government Obligation (Cost $484,431)		484,422

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (D)	10,736,521	$ 10,736,521

Total Securities Lending Collateral (Cost $10,736,521)		10,736,521

	Principal	Value
REPURCHASE AGREEMENT - 1.2%
State Street Bank & Trust Co. 0.03% (D), dated 12/30/2016, to be repurchased at $24,509,954 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2022, and with a value of $25,000,892.	$ 24,509,872	24,509,872

Total Repurchase Agreement (Cost $24,509,872)		24,509,872

Total Investments (Cost $1,952,733,764) (F)		2,057,940,025
Net Other Assets (Liabilities) - (0.4)%		(8,925,344)

Net Assets - 100.0%		$ 2,049,014,681

FUTURES CONTRACTS: (G)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini	Long	222	03/17/2017	$ —	$(155,181)

SECURITY VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$2,022,209,210	$—	$—	$2,022,209,210
Short-Term U.S. Government Obligation	—	484,422	—	484,422
Securities Lending Collateral	10,736,521	—	—	10,736,521
Repurchase Agreement	—	24,509,872	—	24,509,872

Total Investments	$2,032,945,731	$24,994,294	$—	$2,057,940,025

LIABILITIES
Other Financial Instruments
Futures Contracts (I)	$(155,181)	$—	$—	$(155,181)

Total Other Financial Instruments	$(155,181)	$—	$—	$(155,181)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $10,443,871. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Rates disclosed reflect the yields at December 31, 2016.
(E)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security segregated as collateral to cover margin requirements for open futures contracts is $484,422.
(F)	Aggregate cost for federal income tax purposes is $1,960,393,372. Aggregate gross unrealized appreciation and depreciation for all securities is $133,569,317 and $36,022,664, respectively. Net unrealized appreciation for tax purposes is $97,546,653.
(G)	Cash in the amount of $825,000 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(H)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(I)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Enhanced Index VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Investments, at value (cost $1,928,223,892) (including securities loaned of $10,443,871)	$2,033,430,153
Repurchase agreement, at value (cost $24,509,872)	24,509,872
Cash	22,500
Cash collateral on deposit with broker	825,000
Receivables and other assets:
Shares of beneficial interest sold	133,337
Investments sold	26,765
Interest	41
Dividends	2,459,606
Net income from securities lending	951

Total assets	2,061,408,225

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	287,057
Investment management fees	1,176,333
Distribution and service fees	12,953
Transfer agent costs	3,278
Trustees, CCO and deferred compensation fees	2,943
Audit and tax fees	16,959
Custody fees	29,849
Legal fees	9,863
Printing and shareholder reports fees	15,875
Other	3,123
Variation margin payable	98,790
Collateral for securities on loan	10,736,521

Total liabilities	12,393,544

Net assets	$2,049,014,681

Net assets consist of:
Capital stock ($0.01 par value)	$1,115,553
Additional paid-in capital	1,893,741,842
Undistributed (distributions in excess of) net investment income (loss)	12,978,191
Accumulated net realized gain (loss)	36,127,827
Net unrealized appreciation (depreciation) on:
Investments	105,206,261
Futures contracts	(155,181)
Translation of assets and liabilities denominated in foreign currencies	188

Net assets	$2,049,014,681

Net assets by class:
Initial Class	$1,987,028,577
Service Class	61,986,104

Shares outstanding:
Initial Class	108,174,626
Service Class	3,380,716

Net asset value and offering price per share:
Initial Class	$18.37
Service Class	18.34

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income	$19,320,310
Interest income	10,266
Net income (loss) from securities lending	52,746
Withholding taxes on foreign income	(7,128)

Total investment income	19,376,194

Expenses:
Investment advisory fees	411,628
Investment management fees	6,300,967
Distribution and service fees:
Service Class	124,034
Administration fees	16,688
Transfer agent costs	11,435
Trustees, CCO and deferred compensation fees	26,598
Audit and tax fees	24,206
Custody fees	105,517
Legal fees	38,802
Printing and shareholder reports fees	17,625
Other	14,405

Total expenses before waiver and/or reimbursement and recapture	7,091,905

Reimbursement of custody fees (A)	(23,783)

Net expenses	7,068,122

Net investment income (loss)	12,308,072

Net realized gain (loss) on:
Investments	37,063,936
Futures contracts	1,704,834
Foreign currency transactions	(216)

Net realized gain (loss)	38,768,554

Net change in unrealized appreciation (depreciation) on:
Investments	74,457,487
Futures contracts	(220,611)
Translation of assets and liabilities denominated in foreign currencies	187

Net change in unrealized appreciation (depreciation)	74,237,063

Net realized and change in unrealized gain (loss)	113,005,617

Net increase (decrease) in net assets resulting from operations	$125,313,689

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Enhanced Index VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$12,308,072	$3,998,462
Net realized gain (loss)	38,768,554	22,696,608
Net change in unrealized appreciation (depreciation)	74,237,063	(26,864,889)

Net increase (decrease) in net assets resulting from operations	125,313,689	(169,819)

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(3,882,035)	(3,107,117)
Service Class	(90,528)	(396,906)

Total dividends and/or distributions from net investment income	(3,972,563)	(3,504,023)

Net realized gains:
Initial Class	(21,218,542)	(23,028,206)
Service Class	(1,137,113)	(3,527,229)

Total dividends and/or distributions from net realized gains	(22,355,655)	(26,555,435)

Total dividends and/or distributions to shareholders	(26,328,218)	(30,059,458)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,706,068,121	41,712,819
Service Class	17,254,508	14,273,427

	1,723,322,629	55,986,246

Dividends and/or distributions reinvested:
Initial Class	25,100,577	26,135,323
Service Class	1,227,641	3,924,135

	26,328,218	30,059,458

Cost of shares redeemed:
Initial Class	(159,580,975)	(61,289,809)
Service Class	(7,668,407)	(10,038,264)

	(167,249,382)	(71,328,073)

Net increase (decrease) in net assets resulting from capital share transactions	1,582,401,465	14,717,631

Net increase (decrease) in net assets	1,681,386,936	(15,511,646)

Net assets:
Beginning of year	367,627,745	383,139,391

End of year	$2,049,014,681	$367,627,745

Undistributed (distributions in excess of) net investment income (loss)	$12,978,191	$4,078,778

Capital share transactions - shares:
Shares issued:
Initial Class	96,786,160	2,370,130
Service Class	978,955	788,914

	97,765,115	3,159,044

Shares reinvested:
Initial Class	1,419,716	1,606,351
Service Class	69,515	241,485

	1,489,231	1,847,836

Shares redeemed:
Initial Class	(8,954,293)	(3,397,307)
Service Class	(459,489)	(580,928)

	(9,413,782)	(3,978,235)

Net increase (decrease) in shares outstanding:
Initial Class	89,251,583	579,174
Service Class	588,981	449,471

	89,840,564	1,028,645

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Enhanced Index VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$16.93		$18.52	$17.59	$13.45	$11.69

Investment operations:
Net investment income (loss) (A)	0.23	(B)	0.20	0.20	0.18	0.18
Net realized and unrealized gain (loss)	1.67		(0.28)	2.22	4.17	1.73

Total investment operations	1.90		(0.08)	2.42	4.35	1.91

Dividends and/or distributions to shareholders:
Net investment income	(0.07)		(0.18)	(0.15)	(0.10)	(0.15)
Net realized gains	(0.39)		(1.33)	(1.34)	(0.11)	—

Total dividends and/or distributions to shareholders	(0.46)		(1.51)	(1.49)	(0.21)	(0.15)

Net asset value, end of year	$18.37		$16.93	$18.52	$17.59	$13.45

Total return (C)	11.35%		(0.07)%	14.19%	32.52%	16.35%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,987,029		$320,441	$339,793	$259,656	$174,417
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72%		0.81%	0.81%	0.83%	0.84%
Including waiver and/or reimbursement and recapture	0.72	%(B)	0.81%	0.81%	0.83%	0.84%
Net investment income (loss) to average net assets	1.29	%(B)	1.09%	1.10%	1.13%	1.37%
Portfolio turnover rate	49%		44%	50%	78%	96%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$16.90		$18.51	$17.59	$13.47	$11.71

Investment operations:
Net investment income (loss) (A)	0.17	(B)	0.15	0.15	0.14	0.14
Net realized and unrealized gain (loss)	1.69		(0.28)	2.24	4.17	1.74

Total investment operations	1.86		(0.13)	2.39	4.31	1.88

Dividends and/or distributions to shareholders:
Net investment income	(0.03)		(0.15)	(0.13)	(0.08)	(0.12)
Net realized gains	(0.39)		(1.33)	(1.34)	(0.11)	—

Total dividends and/or distributions to shareholders	(0.42)		(1.48)	(1.47)	(0.19)	(0.12)

Net asset value, end of year	$18.34		$16.90	$18.51	$17.59	$13.47

Total return (C)	11.12%		(0.35)%	13.97%	32.13%	16.09%

Ratio and supplemental data:
Net assets end of year (000’s)	$61,986		$47,187	$43,346	$26,732	$12,194
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.97%		1.06%	1.06%	1.08%	1.09%
Including waiver and/or reimbursement and recapture	0.97	%(B)	1.06%	1.06%	1.08%	1.09%
Net investment income (loss) to average net assets	0.99	%(B)	0.85%	0.85%	0.89%	1.10%
Portfolio turnover rate	49%		44%	50%	78%	96%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Enhanced Index VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2016, commissions recaptured are $37,351.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2016, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$10,736,521	$—	$—	$—	$10,736,521
Total Borrowings	$10,736,521	$—	$—	$—	$10,736,521

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2016, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2016.

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$—	$—	$(155,181)	$—	$—	$(155,181)
Total	$—	$—	$(155,181)	$—	$—	$(155,181)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2016.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$1,704,834	$—	$—	$1,704,834
Total	$—	$—	$1,704,834	$—	$—	$1,704,834

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(220,611)	$—	$—	$(220,611)
Total	$—	$—	$(220,611)	$—	$—	$(220,611)

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2016.

Futures Contracts at Notional Amount
Long	Short
4,542	—

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

As of December 31, 2016, the percentage of Portfolio net assets owned by affiliated investors are as follows:

Portfolio	Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative VP	$142,253,248	6.94%
Transamerica Asset Allocation – Growth VP	89,731,399	4.38
Transamerica Asset Allocation – Moderate Growth VP	707,642,919	34.54
Transamerica Asset Allocation – Moderate VP	708,817,110	34.59
Transamerica BlackRock Tactical Allocation VP	186,408,534	9.10
Transamerica Madison Balanced Allocation VP	7,806,730	0.38
Transamerica Madison Conservative Allocation VP	2,715,484	0.13
Total	$1,845,375,424	90.06%

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Current Management Fee	Management Fee Effective March 1, 2016 Through July 30, 2016	Advisory Fee Prior to March 1, 2016
First $750 million	0.73%	0.77%	0.74%
Over $750 million up to $1 billion	0.68%	0.72%	0.69%
Over $1 billion up to $5 billion	0.62%	0.68%	0.65%
Over $5 billion	0.60%	0.68%	0.65%

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.84%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

8. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	2	71.28%	71.28%
Service Class	1	83.59%	83.59%

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 2,020,118,822	$ —	$ 470,357,437	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts and corporate actions. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses and corporate actions. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 563,904	$ (563,904)

As of December 31, 2016, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 4,645,685	$ 21,682,533	$ —	$ 10,650,197	$ 19,409,261	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 21,535,134	$ 35,075,311	$ —	$ —	$ —	$ 97,546,841

11. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica JPMorgan Enhanced Index VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica JPMorgan Enhanced Index VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica JPMorgan Enhanced Index VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Enhanced Index VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $21,682,533 for the year ended December 31, 2016.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Mid Cap Value VP

(unaudited)

MARKET ENVIRONMENT

U.S. equity markets in 2016 can be best described as a tale of two halves. In the first half, volatility was attributable to several factors including the sudden devaluation of the Chinese renminbi, crude oil prices falling below $30 per barrel, fears of a global economic slowdown and the unexpected vote by the citizens of the United Kingdom to withdraw from the European Union (“Brexit”). However, improvement in global economic growth, recovering commodity prices and the realization that the Brexit vote was a political crisis rather than a financial crisis contributed to the stabilization of equity markets. Improving sentiment led to a shift in market leadership from defensive to cyclical sectors. The rotation intensified when in a surprising turn of events, Donald J. Trump was elected the 45th President of the United States.

PERFORMANCE

For the year ended December 31, 2016, Transamerica JPMorgan Mid Cap Value VP, Initial Class returned 14.59%. By comparison, its benchmark, the Russell Midcap® Value Index, returned 20.00%.

STRATEGY REVIEW

The combination of weak stock selection as well as the Portfolio’s overweight position in the consumer discretionary sector detracted from results. In the more cyclical areas of the market, such as the industrials and materials sectors, the underperformance was mainly a story of what the Portfolio didn’t own, rather than what the Portfolio did own. J.P. Morgan Investment Management, Inc. seeks a less risky approach to these cyclical parts of the market by investing in companies with relatively steadier earnings patterns, healthy balance sheets, high levels of sustainable free cash flow and management teams with eyes toward capital allocation. Strong stock selection in utilities and information technology contributed to Portfolio results.

Two stock-specific detractors were Coty, Inc. and Kroger Co. Coty, Inc. slid following weak third-quarter earnings results. The company attributed weakness to the acquisition of several Procter & Gamble beauty brands, coupled with a previously announced management transition. In J.P. Morgan Investment Management, Inc.’s view, Coty, Inc. has an attractive portfolio of brands, including OPI, CoverGirl and Calvin Klein fragrances, and J.P. Morgan Investment Management, Inc. is impressed with its management.

As for Kroger Co., investors were concerned that the combination of deflation in food-at-home pricing and rising labor costs had the potential to create a difficult operating environment for grocers. Amid this backdrop, Kroger Co. was under pressure for most of the year. However, the stock enjoyed a relief rally following the election as investors began to believe in reflation. J.P. Morgan Investment Management, Inc. remains positive on Kroger Co., as the company has been investing in its omni-channel platform, growing its organic food selection and successfully winning market share from its main competitors.

On the positive side, the Portfolio benefited from exposure to financials, which represent the largest absolute weight in the Portfolio. Holdings in M&T Bank Corp. rallied along with other financials toward year-end as shares reacted positively to the U.S. presidential election. Investors were optimistic about higher interest rates, a less burdensome regulatory environment and corporate tax reform under the new administration. While J.P. Morgan Investment Management, Inc. trimmed the position slightly to reflect current valuation levels, the Portfolio continued to own shares, given J.P. Morgan Investment Management, Inc.’s view that M&T Bank Corp. is a high-quality franchise. The bank’s strong balance sheet, management and commitment to generating strong returns to shareholders kept us optimistic.

Energen Corp., another individual contributor, benefited from the recovery in crude oil prices that occurred throughout the year. Over the past five years, Energen Corp. transitioned from a strategy of growth by acquisition to a focus on growing organically. After the sale of its distribution business, Energen Corp. became a pure-play Permian basin upstream business. J.P. Morgan Investment Management, Inc. continued to have an optimistic view of Energen Corp., given its excellent acreage and inventory depth in the well-located Permian basin.

Jonathan K.L. Simon

Gloria Fu, CFA

Lawrence Playford, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Mid Cap Value VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	14.59%	15.34%	8.37%	05/03/1999
Russell Midcap® Value Index (A)	20.00%	15.70%	7.59%
Service Class	14.28%	15.05%	8.10%	05/01/2003

(A) The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small- and mid-capitalization companies are subject to higher volatility than larger, more established companies.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Mid Cap Value VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,074.80	$4.28	$1,021.00	$4.17	0.82%
Service Class	1,000.00	1,073.70	5.58	1,019.80	5.43	1.07

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	95.9%
Repurchase Agreement	4.1
Securities Lending Collateral	2.5
Net Other Assets (Liabilities)	(2.5)
Total	100.0%

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 95.9%
Auto Components - 0.9%
BorgWarner, Inc.	107,323	$ 4,232,819

Banks - 8.2%
Citizens Financial Group, Inc.	148,161	5,278,976
Fifth Third Bancorp	266,727	7,193,627
First Republic Bank, Class A	52,200	4,809,708
Huntington Bancshares, Inc., Class A	277,533	3,668,986
Investors Bancorp, Inc.	115,673	1,613,638
M&T Bank Corp.	53,085	8,304,087
SunTrust Banks, Inc.	125,430	6,879,836
Zions Bancorporation	46,915	2,019,222

		39,768,080

Beverages - 2.1%
Constellation Brands, Inc., Class A	27,546	4,223,077
Dr. Pepper Snapple Group, Inc.	63,941	5,797,531

		10,020,608

Building Products - 0.9%
Fortune Brands Home & Security, Inc.	76,760	4,103,590

Capital Markets - 4.7%
Ameriprise Financial, Inc.	27,565	3,058,061
Invesco, Ltd.	152,579	4,629,247
Northern Trust Corp.	57,621	5,131,150
Raymond James Financial, Inc.	65,942	4,567,802
T. Rowe Price Group, Inc.	67,659	5,092,017

		22,478,277

Chemicals - 0.6%
Sherwin-Williams Co.	11,041	2,967,158

Communications Equipment - 0.9%
CommScope Holding Co., Inc. (A)	113,905	4,237,266

Consumer Finance - 0.7%
Ally Financial, Inc.	181,207	3,446,557

Containers & Packaging - 3.4%
Ball Corp.	77,166	5,792,852
Silgan Holdings, Inc.	77,047	3,943,265
WestRock Co.	132,925	6,748,602

		16,484,719

Distributors - 0.9%
Genuine Parts Co.	44,752	4,275,606

Electric Utilities - 3.2%
Edison International	82,643	5,949,469
Westar Energy, Inc., Class A	52,659	2,967,335
Xcel Energy, Inc.	161,974	6,592,342

		15,509,146

Electrical Equipment - 2.6%
AMETEK, Inc., Class A	106,848	5,192,813
Hubbell, Inc., Class B	44,255	5,164,558
Regal Beloit Corp.	34,070	2,359,348

		12,716,719

Electronic Equipment, Instruments & Components - 4.5%
Amphenol Corp., Class A	85,002	5,712,134
Arrow Electronics, Inc. (A)	95,177	6,786,120
CDW Corp.	88,583	4,614,289
Keysight Technologies, Inc. (A)	126,238	4,616,524

		21,729,067

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts - 9.3%
American Campus Communities, Inc.	47,980	$ 2,387,965
American Homes 4 Rent, Class A	92,077	1,931,775
AvalonBay Communities, Inc.	25,210	4,465,952
Boston Properties, Inc.	32,957	4,145,331
Brixmor Property Group, Inc.	159,774	3,901,681
Essex Property Trust, Inc.	10,842	2,520,765
General Growth Properties, Inc.	84,186	2,102,966
HCP, Inc.	29,457	875,462
Kimco Realty Corp.	174,389	4,387,627
Outfront Media, Inc.	124,777	3,103,204
Rayonier, Inc.	110,248	2,932,597
Regency Centers Corp.	43,186	2,977,675
Vornado Realty Trust, Class A	49,056	5,119,975
Weyerhaeuser Co.	98,780	2,972,290
WP Carey, Inc.	19,900	1,175,891

		45,001,156

Food & Staples Retailing - 1.6%
Kroger Co.	183,076	6,317,952
Rite Aid Corp. (A)	176,199	1,451,880

		7,769,832

Food Products - 0.6%
TreeHouse Foods, Inc. (A) (B)	42,702	3,082,657

Gas Utilities - 1.0%
National Fuel Gas Co. (B)	82,473	4,671,271

Health Care Providers & Services - 4.3%
AmerisourceBergen Corp., Class A	51,343	4,014,509
Cigna Corp.	29,078	3,878,714
Henry Schein, Inc. (A)	27,467	4,167,019
Humana, Inc., Class A	25,639	5,231,125
Universal Health Services, Inc., Class B	30,532	3,247,994

		20,539,361

Hotels, Restaurants & Leisure - 1.6%
Hilton Worldwide Holdings, Inc.	225,397	6,130,798
Marriott International, Inc., Class A	17,856	1,476,334

		7,607,132

Household Durables - 3.0%
Mohawk Industries, Inc. (A)	41,968	8,380,170
Newell Brands, Inc.	139,038	6,208,047

		14,588,217

Household Products - 0.4%
Energizer Holdings, Inc.	45,266	2,019,316

Industrial Conglomerates - 1.2%
Carlisle Cos., Inc.	51,723	5,704,530

Insurance - 8.2%
Alleghany Corp. (A)	4,721	2,870,935
Chubb, Ltd.	18,691	2,469,455
Hartford Financial Services Group, Inc.	129,871	6,188,353
Loews Corp.	195,612	9,160,510
Marsh & McLennan Cos., Inc.	78,784	5,325,011
Progressive Corp.	68,180	2,420,390
Unum Group	83,222	3,655,942
WR Berkley Corp.	32,320	2,149,603
XL Group, Ltd.	147,376	5,491,230

		39,731,429

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Internet & Direct Marketing Retail - 1.3%
Expedia, Inc.	55,872	$ 6,329,180

Internet Software & Services - 0.3%
Match Group, Inc. (A) (B)	96,341	1,647,431

IT Services - 1.3%
Jack Henry & Associates, Inc.	68,104	6,046,273

Machinery - 2.9%
IDEX Corp.	57,940	5,218,076
Rexnord Corp. (A)	140,129	2,745,127
Snap-on, Inc.	34,213	5,859,661

		13,822,864

Media - 2.2%
CBS Corp., Class B	61,114	3,888,073
DISH Network Corp., Class A (A)	88,735	5,140,418
TEGNA, Inc.	84,839	1,814,706

		10,843,197

Multi-Utilities - 4.7%
CenterPoint Energy, Inc.	199,937	4,926,448
CMS Energy Corp.	143,596	5,976,466
Sempra Energy	57,527	5,789,517
WEC Energy Group, Inc.	100,905	5,918,078

		22,610,509

Multiline Retail - 1.8%
Kohl’s Corp.	99,188	4,897,903
Nordstrom, Inc.	79,204	3,796,248

		8,694,151

Oil, Gas & Consumable Fuels - 5.6%
Energen Corp.	185,390	10,691,441
EQT Corp.	150,180	9,821,772
PBF Energy, Inc., Class A (B)	160,205	4,466,516
Southwestern Energy Co. (A)	189,755	2,053,149

		27,032,878

Personal Products - 1.6%
Coty, Inc., Class A	220,353	4,034,663
Edgewell Personal Care Co. (A)	53,141	3,878,762

		7,913,425

Real Estate Management & Development - 0.4%
CBRE Group, Inc., Class A (A)	60,057	1,891,195

Semiconductors & Semiconductor Equipment - 1.4%
Analog Devices, Inc., Class A	46,144	3,350,977
KLA-Tencor Corp.	44,183	3,476,319

		6,827,296

Software - 1.4%
Synopsys, Inc. (A)	110,912	6,528,280

Specialty Retail - 4.0%
AutoZone, Inc. (A)	5,901	4,660,551
Bed Bath & Beyond, Inc.	83,620	3,398,317
Best Buy Co., Inc.	75,161	3,207,120
Gap, Inc., Class A	147,557	3,311,179
Tiffany & Co. (B)	61,538	4,764,887

		19,342,054

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods - 1.2%
PVH Corp.	44,728	$ 4,036,255
Ralph Lauren Corp., Class A	20,562	1,857,160

		5,893,415

Trading Companies & Distributors - 1.0%
MSC Industrial Direct Co., Inc., Class A	53,395	4,933,164

Total Common Stocks (Cost $390,405,439)		463,039,825

SECURITIES LENDING COLLATERAL - 2.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (C)	12,162,369	12,162,369

Total Securities Lending Collateral (Cost $12,162,369)		12,162,369

	Principal	Value
REPURCHASE AGREEMENT - 4.1%
State Street Bank & Trust Co. 0.03% (C), dated 12/30/2016, to be repurchased at $19,717,501 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2022, and with a value of $20,113,277.	$ 19,717,436	19,717,436

Total Repurchase Agreement (Cost $19,717,436)		19,717,436

Total Investments (Cost $422,285,244) (D)		494,919,630
Net Other Assets (Liabilities) - (2.5)%		(11,856,169)

Net Assets - 100.0%		$ 483,063,461

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$463,039,825	$—	$—	$463,039,825
Securities Lending Collateral	12,162,369	—	—	12,162,369
Repurchase Agreement	—	19,717,436	—	19,717,436

Total Investments	$475,202,194	$19,717,436	$—	$494,919,630

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $11,900,926. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $426,520,914. Aggregate gross unrealized appreciation and depreciation for all securities is $80,490,483 and $12,091,767, respectively. Net unrealized appreciation for tax purposes is $68,398,716.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Mid Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Investments, at value (cost $402,567,808) (including securities loaned of $11,900,926)	$475,202,194
Repurchase agreement, at value (cost $19,717,436)	19,717,436
Receivables and other assets:
Shares of beneficial interest sold	152,393
Interest	33
Dividends	736,386
Net income from securities lending	9,320

Total assets	495,817,762

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	130,207
Investment management fees	345,264
Distribution and service fees	47,650
Transfer agent costs	1,119
Trustees, CCO and deferred compensation fees	919
Audit and tax fees	15,691
Custody fees	10,137
Legal fees	6,961
Printing and shareholder reports fees	29,519
Other	4,465
Collateral for securities on loan	12,162,369

Total liabilities	12,754,301

Net assets	$483,063,461

Net assets consist of:
Capital stock ($0.01 par value)	$250,435
Additional paid-in capital	298,588,205
Undistributed (distributions in excess of) net investment income (loss)	3,561,205
Accumulated net realized gain (loss)	108,029,230
Net unrealized appreciation (depreciation) on:
Investments	72,634,386

Net assets	$483,063,461

Net assets by class:
Initial Class	$257,643,573
Service Class	225,419,888

Shares outstanding:
Initial Class	13,277,539
Service Class	11,765,916

Net asset value and offering price per share:
Initial Class	$19.40
Service Class	19.16

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income	$7,525,604
Interest income	4,906
Net income (loss) from securities lending	172,485

Total investment income	7,702,995

Expenses:
Investment advisory fees	685,810
Investment management fees	3,128,676
Distribution and service fees:
Service Class	483,618
Administration fees	25,410
Transfer agent costs	7,220
Trustees, CCO and deferred compensation fees	11,541
Audit and tax fees	22,843
Custody fees	49,976
Legal fees	17,162
Printing and shareholder reports fees	31,083
Other	16,022

Total expenses before waiver and/or reimbursement and recapture	4,479,361

Reimbursement of custody fees (A)	(61,949)

Net expenses	4,417,412

Net investment income (loss)	3,285,583

Net realized gain (loss) on:
Investments	109,786,582

Net change in unrealized appreciation (depreciation) on:
Investments	(93,190,521)

Net realized and change in unrealized gain (loss)	16,596,061

Net increase (decrease) in net assets resulting from operations	$19,881,644

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Mid Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$3,285,583	$8,964,891
Net realized gain (loss)	109,786,582	68,778,509
Net change in unrealized appreciation (depreciation)	(93,190,521)	(109,563,161)

Net increase (decrease) in net assets resulting from operations	19,881,644	(31,819,761)

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(5,085,622)	(8,746,961)
Service Class	(3,800,857)	(1,370,482)

Total dividends and/or distributions from net investment income	(8,886,479)	(10,117,443)

Net realized gains:
Initial Class	(37,958,411)	(63,067,919)
Service Class	(31,790,526)	(12,282,213)

Total dividends and/or distributions from net realized gains	(69,748,937)	(75,350,132)

Total dividends and/or distributions to shareholders	(78,635,416)	(85,467,575)

Capital share transactions:
Proceeds from shares sold:
Initial Class	19,053,152	12,602,047
Service Class	45,142,262	36,615,237

	64,195,414	49,217,284

Dividends and/or distributions reinvested:
Initial Class	43,044,033	71,814,880
Service Class	35,591,383	13,652,695

	78,635,416	85,467,575

Cost of shares redeemed:
Initial Class	(652,734,330)	(84,855,957)
Service Class	(23,782,624)	(24,845,441)

	(676,516,954)	(109,701,398)

Net increase (decrease) in net assets resulting from capital share transactions	(533,686,124)	24,983,461

Net increase (decrease) in net assets	(592,439,896)	(92,303,875)

Net assets:
Beginning of year	1,075,503,357	1,167,807,232

End of year	$483,063,461	$1,075,503,357

Undistributed (distributions in excess of) net investment income (loss)	$3,561,205	$9,162,669

Capital share transactions - shares:
Shares issued:
Initial Class	974,503	602,579
Service Class	2,223,114	1,643,751

	3,197,617	2,246,330

Shares reinvested:
Initial Class	2,310,468	3,489,547
Service Class	1,933,264	669,578

	4,243,732	4,159,125

Shares redeemed:
Initial Class	(33,948,098)	(4,020,743)
Service Class	(1,224,611)	(1,170,199)

	(35,172,709)	(5,190,942)

Net increase (decrease) in shares outstanding:
Initial Class	(30,663,127)	71,383
Service Class	2,931,767	1,143,130

	(27,731,360)	1,214,513

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Mid Cap Value VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$20.41		$22.68	$21.02	$16.21	$13.55

Investment operations:
Net investment income (loss) (A)	0.16	(B)	0.18	0.22	0.17	0.19
Net realized and unrealized gain (loss)	2.66		(0.79)	2.90	4.95	2.58

Total investment operations	2.82		(0.61)	3.12	5.12	2.77

Dividends and/or distributions to shareholders:
Net investment income	(0.45)		(0.20)	(0.16)	(0.09)	(0.11)
Net realized gains	(3.38)		(1.46)	(1.30)	(0.22)	—

Total dividends and/or distributions to shareholders	(3.83)		(1.66)	(1.46)	(0.31)	(0.11)

Net asset value, end of year	$19.40		$20.41	$22.68	$21.02	$16.21

Total return (C)	14.59%		(2.74)%	15.29%	31.81%	20.53%

Ratio and supplemental data:
Net assets end of year (000’s)	$257,643		$897,002	$994,918	$906,706	$566,505
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.88%		0.86%	0.86%	0.86%	0.88%
Including waiver and/or reimbursement and recapture	0.86	%(B)	0.86%	0.86%	0.86%	0.88%
Net investment income (loss) to average net assets	0.79	%(B)	0.81%	1.00%	0.89%	1.25%
Portfolio turnover rate	26%		17%	24%	29%	28%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$20.21		$22.48	$20.87	$16.12	$13.49

Investment operations:
Net investment income (loss) (A)	0.12	(B)	0.12	0.17	0.12	0.15
Net realized and unrealized gain (loss)	2.61		(0.77)	2.87	4.92	2.57

Total investment operations	2.73		(0.65)	3.04	5.04	2.72

Dividends and/or distributions to shareholders:
Net investment income	(0.40)		(0.16)	(0.13)	(0.07)	(0.09)
Net realized gains	(3.38)		(1.46)	(1.30)	(0.22)	—

Total dividends and/or distributions to shareholders	(3.78)		(1.62)	(1.43)	(0.29)	(0.09)

Net asset value, end of year	$19.16		$20.21	$22.48	$20.87	$16.12

Total return (C)	14.28%		(2.94)%	14.99%	31.47%	20.24%

Ratio and supplemental data:
Net assets end of year (000’s)	$225,420		$178,501	$172,889	$103,938	$53,092
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12%		1.11%	1.11%	1.11%	1.13%
Including waiver and/or reimbursement and recapture	1.11	%(B)	1.11%	1.11%	1.11%	1.13%
Net investment income (loss) to average net assets	0.62	%(B)	0.56%	0.78%	0.65%	1.00%
Portfolio turnover rate	26%		17%	24%	29%	28%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Mid Cap Value VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2016, commissions recaptured are $43,019.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2016, if any, are identified within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$12,162,369	$—	$—	$—	$12,162,369
Total Borrowings	$12,162,369	$—	$—	$—	$12,162,369

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

As of December 31, 2016, the percentage of Portfolio net assets owned by affiliated investors are as follows:

Portfolio	Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative VP	$23,575,010	4.88%
Transamerica Asset Allocation – Growth VP	16,703,590	3.46
Transamerica Asset Allocation – Moderate Growth VP	75,467,501	15.62
Transamerica Asset Allocation – Moderate VP	63,690,051	13.18
Transamerica BlackRock Tactical Allocation VP	49,215,784	10.19
Total	$228,651,936	47.33%

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
First $100 million	0.880%	0.850%
Over $100 million	0.830%	0.800%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit (A)	Operating Expense Limit Effective Through
0.95%	May 1, 2017

(A)	Prior to May 1, 2016, the expense limit was 1.00%

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

7. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	73.11%	73.11%
Service Class	2	99.75%	99.75%

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 122,113,827	$ —	$ 722,029,842	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (1)	$ (568)	$ 569

As of December 31, 2016, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 9,762,110	$ 68,873,306	$ —	$ 13,728,142	$ 71,739,433	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 3,561,205	$ 112,264,900	$ —	$ —	$ —	$ 68,398,716

10. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

10. NEW ACCOUNTING PRONOUNCEMENTS (continued)

as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica JPMorgan Mid Cap Value VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica JPMorgan Mid Cap Value VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica JPMorgan Mid Cap Value VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Mid Cap Value VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $68,873,306 for the year ended December 31, 2016.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

(unaudited)

MARKET ENVIRONMENT

2016 was a year of two tales in terms of investor sentiment. Slower U.S. growth, collapsing oil prices along with resurfaced growth concerns and sudden currency devaluation in China culminated with other factors in broad risk-off sentiment throughout the first half of the year. Then, many of these factors stabilized or improved in the second half, which led to a return to risk-on sentiment. As a result of this rotation, risk assets globally saw relatively healthy gains through the end of 2016. Large-cap stocks, as represented by the S&P 500®, advanced but were dramatically outperformed by small-cap stocks, as measured by the Russell 2000® Index. Fixed income, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, ended the year in positive territory but did not fare as well as equities in 2016, given rising interest rates as a result of higher expectations of growth and inflation.

Early in the year, concerns about recession and increased volatility caused the U.S. Federal Reserve (“Fed”) to maintain a dovish tone in hopes of helping markets stabilize. This benefited bonds and defensive sectors of the equity market while more cyclical sectors remained choppy. The U.K. referendum on European Union membership (“Brexit”) ended with the surprising outcome of the U.K. deciding to leave. This event forced markets to grapple with a new source of uncertainty in the global environment. Despite initially selling off, global markets rebounded nicely once investors realized that the economic impact of Brexit would be more U.K.-centric.

Beginning in the third quarter, sentiment began to trend more positively as international markets were resilient and U.S. economic data consistently surprised to the upside, addressing questions around the health of the economy. Investors turned their focus toward the future of monetary policy and its effectiveness as a stimulus tool moving forward. For only the second time in this current expansion, the Fed raised the target for shorter-term interest rates. This move had been anticipated for the majority of 2016; however, the increase in the Fed’s short-term rate forecasts implied three additional hikes in 2017, which drove U.S. interest rates even higher. European bonds were more volatile in light of speculation around the future of European Central Bank (“ECB”) quantitative easing. Rates declined moderately in December on the ECB’s announcement to extend the purchase program, ending the quarter only modestly higher. Meanwhile, the Bank of Japan kept its pledge to keep 10-year Japanese government bond yields near zero.

Sovereign bond yields continued to rise and equity markets drifted higher as more emphasis was put on the approaching U.S. election. In spite of polls showing Hillary Clinton as the apparent victor, Donald J. Trump was elected the 45th U.S. President on November 8. The pro-growth agenda proposed by President-Elect Trump inspired a significant post-election rally as equities, bond yields and the U.S. dollar all rose. Production cuts from the Organization of Petroleum Exporting Countries (“OPEC”) and prospects of increased infrastructure spending helped propel oil and industrial metals upward. This improvement in commodity prices, combined with a better economic growth outlook, resulted in strong emerging market equity performance for the year.

PERFORMANCE

For the year ended December 31, 2016, Transamerica JPMorgan Tactical Allocation VP, Initial Class returned 4.46%. By comparison, its primary, secondary, and additional benchmarks, the Bloomberg Barclays U.S. Aggregate Bond Index, the Russell 3000® Index and the Composite Benchmark, returned 2.65%, 12.74% and 4.67%, respectively.

STRATEGY REVIEW

Strong security selection contributed to performance, while tactical asset allocation decisions detracted during the period.

Regarding tactical asset allocation, the Portfolio maintained an overweight to U.S. large-cap equities relative to small-cap equities throughout most of the year, which detracted from performance. We began the year neutral on duration and gradually moved shorter than the benchmark as yields continued to rise, ending the year underweight. In aggregate, our duration position was a positive contributor. We maintained an overweight in credit, expressed through allocations to high yield and non-agency mortgages. These were the biggest contributors to performance during the year as carry remained attractive even as spreads tightened given the low risk of recession.

Underlying manager performance contributed significantly to performance over the period, led by the Core Bond and Corporate Credit strategies, which both meaningfully outperformed their respective benchmarks. Though overall security selection was positive, some strategies did underperform their respective benchmarks, such as the Growth Advantage and Intrepid America strategies.

During the period, the Portfolio used derivatives. These positions detracted from performance.

Michael Feser, CFA

Anne Lester

Nicole Goldberger

John Speer

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	4.46%	4.79%	2.62%	03/01/1994
Bloomberg Barclays U.S. Aggregate Bond Index (A)	2.65%	2.23%	4.34%
Russell 3000® Index (B)	12.74%	14.67%	7.07%
Composite Benchmark (A) (B) (C) (D)	4.67%	4.97%	4.96%
Service Class	4.19%	4.53%	2.38%	05/01/2003

(A) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Composite Benchmark is composed of the following benchmarks: 75% Bloomberg Barclays U.S. Aggregate Bond Index, 20% Russell 3000® Index, and 5% MSCI EAFE Index.

(D) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,003.10	$3.78	$1,021.40	$3.81	0.75%
Service Class	1,000.00	1,001.70	5.03	1,020.10	5.08	1.00

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	26.7%
Common Stocks	22.2
U.S. Government Agency Obligations	15.5
U.S. Government Obligations	14.1
Asset-Backed Securities	8.0
Investment Companies	6.6
Repurchase Agreement	3.2
Mortgage-Backed Securities	3.0
Securities Lending Collateral	1.6
Foreign Government Obligations	0.6
Preferred Stocks	0.1
Short-Term U.S. Government Obligations	0.0	*
Municipal Government Obligations	0.0	*
Master Limited Partnership	0.0	*
Net Other Assets (Liabilities) ^	(1.6)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES - 8.0%
Cayman Islands - 0.0% (A)
Carlyle Global Market Strategies Commodities Funding, Ltd. Series 2014-1A, Class A, 2.78% (B), 10/15/2021 (C) (D) (E) (F) (G)	$ 185,307	$ 139,055
Colony American Finance , Ltd. Series 2016-2, Class A, 2.55%, 11/15/2048 (C)	326,350	317,709

		456,764

Ireland - 0.1%
Trafigura Securitisation Finance PLC Series 2014-1A, Class A, 1.65% (B), 10/15/2018 (C) (G)	744,000	741,106

United States - 7.9%
Aames Mortgage Investment Trust Series 2005-3, Class M1, 1.55% (B), 08/25/2035 (C)	302,443	291,707
Academic Loan Funding Trust
Series 2012-1A, Class A1,
1.56% (B), 12/27/2022 (C)	100,272	100,393
Series 2013-1A, Class A,
1.56% (B), 12/26/2044 (C)	236,569	234,573
Accredited Mortgage Loan Trust Series 2005-4, Class A2D, 1.08% (B), 12/25/2035	440,538	426,877
ACE Securities Corp. Home Equity Loan Trust
Series 2002-HE3, Class M1,
2.56% (B), 10/25/2032	538,802	526,034
Series 2003-HE1, Class M1,
1.73% (B), 11/25/2033	836,944	791,468
Series 2004-HE4, Class M2,
1.73% (B), 12/25/2034	459,500	450,637
Ally Auto Receivables Trust
Series 2013-2, Class A4,
1.24%, 11/15/2018	95,905	95,938
Series 2015-SN1, Class A3,
1.21%, 12/20/2017	53,670	53,673
Ally Master Owner Trust Series 2015-3, Class A, 1.63%, 05/15/2020	400,000	399,516
American Credit Acceptance Receivables Trust
Series 2015-1, Class A,
1.43%, 08/12/2019 (C)	8,902	8,902
Series 2015-2, Class A,
1.57%, 06/12/2019 (C)	63,963	63,980
Series 2016-3, Class A,
1.70%, 11/12/2020 (C)	261,336	260,890
Series 2016-3, Class C,
4.26%, 08/12/2022 (C)	289,000	285,979
Series 2016-4, Class C,
2.91%, 02/13/2023 (C)	284,000	281,642
American Homes 4 Rent Trust
Series 2014-SFR2, Class E,
6.23%, 10/17/2036 (C)	150,000	156,652
Series 2014-SFR3, Class E,
6.42%, 12/17/2036 (C)	175,000	184,864

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
American Homes 4 Rent Trust (continued)
Series 2015-SFR1, Class A,
3.47%, 04/17/2052 (C)	$ 242,428	$ 244,002
Series 2015-SFR1, Class E,
5.64%, 04/17/2052 (C)	292,500	293,175
Series 2015-SFR2, Class D,
5.04%, 10/17/2045 (C)	700,000	729,824
Series 2015-SFR2, Class E,
6.07%, 10/17/2045 (C)	400,000	412,095
American Tower Trust 1
Series 2013-1A, Class 1A,
1.55%, 03/15/2043 (C)	225,000	224,816
Series 2013-2A, Class 2A,
3.07%, 03/15/2048 (C)	450,000	446,004
AmeriCredit Automobile Receivables Trust
Series 2014-1, Class A3,
0.90%, 02/08/2019	122,749	122,732
Series 2016-4, Class B,
1.83%, 12/08/2021	500,000	495,207
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2003-10, Class M2, 3.31% (B), 12/25/2033	604,435	586,221
Anchor Assets IX LLC Series 2016-1, Class A, 5.13%, 02/15/2020 (C) (G)	1,500,000	1,500,000
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
Series 2003-W9, Class M2,
3.34% (B), 01/25/2034	469,811	458,722
Series 2003-W9, Class M3B,
3.88% (B), 01/25/2034	783,073	753,083
Series 2004-W4, Class A,
1.28% (B), 03/25/2034	540,473	507,113
ARLP Securitization Trust Series 2015-1, Class A1, 3.97% (B), 05/25/2055 (C)	472,215	473,986
Asset-Backed Securities Corp. Home Equity Loan Trust
Series 2003-HE6, Class M1,
1.73% (B), 11/25/2033	952,627	912,174
Series 2003-HE6, Class M2,
3.23% (B), 11/25/2033	778,756	735,504
Series 2003-HE6, Class M3,
3.76% (B), 11/25/2033	768,373	714,655
Series 2004-HE1, Class M1,
1.75% (B), 01/15/2034	610,423	591,944
Series 2004-HE3, Class M2,
2.44% (B), 06/25/2034	1,016,633	922,617
AXIS Equipment Finance Receivables III LLC Series 2015-1A, Class A2, 1.90%, 03/20/2020 (C)	170,427	170,560
AXIS Equipment Finance Receivables IV LLC Series 2016-1A, Class A, 2.21%, 11/20/2021 (C)	360,920	359,481
B2R Mortgage Trust
Series 2015-1, Class A1,
2.52%, 05/15/2048 (C)	209,845	207,854

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
B2R Mortgage Trust (continued)
Series 2015-2, Class A,
3.34%, 11/15/2048 (C)	$ 1,075,068	$ 1,085,145
Banc of America Funding Corp. Series 2012-R6, Class 1A1, 3.00%, 10/26/2039 (C) (G)	95,510	93,973
BCC Funding Corp. X Series 2015-1, Class A2, 2.22%, 10/20/2020 (C)	297,907	297,598
BCC Funding XIII LLC Series 2016-1, Class A2, 2.20%, 12/20/2021 (C)	493,000	490,460
Bear Stearns Asset-Backed Securities I Trust
Series 2004-FR2, Class M3,
2.38% (B), 06/25/2034	413,926	403,111
Series 2004-HE6, Class M2,
2.46% (B), 08/25/2034	666,301	635,963
Bear Stearns Asset-Backed Securities Trust Series 2003-2, Class M1, 2.56% (B), 03/25/2043	1,024,040	964,214
Blue Elephant Loan Trust Series 2015-1, Class A, 3.12%, 12/15/2022 (C)	61,209	61,182
BMW Vehicle Owner Trust Series 2014-A, Class A3, 0.97%, 11/26/2018	98,980	98,910
BXG Receivables Note Trust Series 2012-A, Class A, 2.66%, 12/02/2027 (C)	37,869	37,539
Cabela’s Credit Card Master Note Trust Series 2012-1A, Class A1, 1.63%, 02/18/2020 (C)	100,000	100,066
California Republic Auto Receivables Trust Series 2014-3, Class A3, 1.09%, 11/15/2018	48,183	48,182
CAM Mortgage LLC Series 2015-1, Class A, 3.50% (B), 07/15/2064 (C)	4,756	4,756
Camillo Trust Series 2016-SFR1, 5.00%, 12/05/2023 (G)	1,040,000	1,040,000
Capital Auto Receivables Asset Trust Series 2016-2, Class A2A, 1.32%, 01/22/2019	328,000	328,122
CarFinance Capital Auto Trust
Series 2014-1A, Class B,
2.72%, 04/15/2020 (C)	114,440	115,117
Series 2014-2A, Class A,
1.44%, 11/16/2020 (C)	110,980	110,973
Series 2015-1A, Class A,
1.75%, 06/15/2021 (C)	146,537	146,629
CarMax Auto Owner Trust
Series 2013-4, Class A3,
0.80%, 07/16/2018	14,143	14,138

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
CarMax Auto Owner Trust (continued)
Series 2013-4, Class A4,
1.28%, 05/15/2019	$ 83,000	$ 83,028
Series 2014-2, Class A3,
0.98%, 01/15/2019	163,513	163,402
CarNow Auto Receivables Trust
Series 2015-1A, Class A,
1.69%, 01/15/2020 (C)	29,155	29,157
Series 2016-1A, Class A,
2.26%, 05/15/2019 (C)	963,000	962,978
Series 2016-1A, Class B,
3.49%, 02/15/2021 (C)	463,000	462,939
Centex Home Equity Loan Trust Series 2004-A, Class M1, 1.36% (B), 01/25/2034	1,594,251	1,505,406
Chase Funding Trust
Series 2003-2, Class 2A2,
1.14% (B), 02/25/2033	258,024	224,280
Series 2003-5, Class 2A2,
1.36% (B), 07/25/2033	576,894	533,540
Citi Held For Asset Issuance
Series 2015-PM1, Class A,
1.85%, 12/15/2021 (C)	27,100	27,096
Series 2016-MF1, Class A,
4.48%, 08/15/2022 (C)	354,921	359,182
Series 2016-MF1, Class B,
6.64%, 08/15/2022 (C)	650,000	674,325
Series 2016-PM1, Class A,
4.65%, 04/15/2025 (C)	261,160	265,603
Consumer Credit Origination Loan Trust Series 2015-1, Class A, 2.82%, 03/15/2021 (C)	25,507	25,522
Continental Credit Card Series 2016-1A, Class A, 4.56%, 01/15/2023 (C)	1,018,000	1,017,998
COOF Securitization Trust, Ltd., Interest Only STRIPS Series 2014-1, Class A, 3.12% (B), 06/25/2040 (C)	401,807	45,116
Countrywide Partnership Trust Series 2004-EC1, Class M2, 1.70% (B), 01/25/2035	538,840	496,782
CPS Auto Receivables Trust
Series 2013-A, Class A,
1.31%, 06/15/2020 (C)	31,697	31,590
Series 2014-A, Class A,
1.21%, 08/15/2018 (C)	11,834	11,829
Series 2014-C, Class A,
1.31%, 02/15/2019 (C)	89,058	89,031
Series 2014-C, Class C,
3.77%, 08/17/2020 (C)	100,000	99,719
Series 2014-D, Class A,
1.49%, 04/15/2019 (C)	161,119	161,165
Series 2014-D, Class C,
4.35%, 11/16/2020 (C)	100,000	100,567
Series 2015-A, Class A,
1.53%, 07/15/2019 (C)	172,733	172,786

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
CPS Auto Receivables Trust (continued)
Series 2015-A, Class C,
4.00%, 02/16/2021 (C)	$ 100,000	$ 99,687
Series 2015-B, Class A,
1.65%, 11/15/2019 (C)	275,640	275,799
Series 2016-A, Class A,
2.25%, 10/15/2019 (C)	253,642	254,692
Series 2016-A, Class B,
3.34%, 05/15/2020 (C)	591,457	601,231
Series 2016-B, Class A,
2.07%, 11/15/2019 (C)	201,816	202,511
Series 2016-C, Class C,
3.27%, 06/15/2022 (C)	560,000	559,758
CPS Auto Trust
Series 2012-C, Class A,
1.82%, 12/16/2019 (C)	13,362	13,364
Series 2012-D, Class A,
1.48%, 03/16/2020 (C)	12,561	12,560
Credit Acceptance Auto Loan Trust
Series 2014-1A, Class A,
1.55%, 10/15/2021 (C)	91,366	91,362
Series 2014-2A, Class A,
1.88%, 03/15/2022 (C)	702,014	702,993
Series 2015-2A, Class A,
2.40%, 02/15/2023 (C)	524,000	525,807
Credit-Based Asset Servicing & Securitization LLC
Series 2003-CB6, Class M1,
1.63% (B), 12/25/2033	995,529	923,221
Series 2004-CB2, Class M1,
1.54% (B), 07/25/2033	1,018,169	938,373
CWABS, Inc. Asset-Backed Certificates Trust Series 2004-6, Class M5, 2.66% (B), 08/25/2034	388,786	367,580
Drive Auto Receivables Trust
Series 2015-AA, Class D,
4.12%, 07/15/2022 (C)	294,000	298,981
Series 2015-BA, Class B,
2.12%, 06/17/2019 (C)	152,577	152,741
Series 2015-BA, Class D,
3.84%, 07/15/2021 (C)	400,000	402,794
Series 2015-DA, Class D,
4.59%, 01/17/2023 (C)	286,000	293,646
Series 2016-BA, Class B,
2.56%, 06/15/2020 (C)	159,000	159,937
Series 2016-CA, Class D,
4.18%, 03/15/2024 (C)	602,000	597,497
DT Auto Owner Trust
Series 2016-1A, Class A,
2.00%, 09/16/2019 (C)	204,146	204,382
Series 2016-2A, Class A,
1.73%, 08/15/2019 (C)	284,677	284,917
Series 2016-3A, Class A,
1.75%, 11/15/2019 (C)	617,457	618,099
Series 2016-3A, Class B,
2.65%, 07/15/2020 (C)	550,000	552,703
Series 2016-4A, Class B,
2.02%, 08/17/2020 (C)	178,000	177,320

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
DT Auto Owner Trust (continued)
Series 2016-4A, Class D,
3.77%, 10/17/2022 (C)	$ 309,600	$ 304,429
Engs Commercial Finance Trust Series 2016-1A, Class A2, 2.63%, 02/22/2022 (C)	263,000	261,617
Exeter Automobile Receivables Trust
Series 2014-2A, Class C,
3.26%, 12/16/2019 (C)	65,000	65,362
Series 2014-3A, Class A,
1.32%, 01/15/2019 (C)	16,993	16,986
Series 2015-2A, Class A,
1.54%, 11/15/2019 (C)	117,398	117,419
Series 2016-1A, Class A,
2.35%, 07/15/2020 (C)	154,317	154,866
Series 2016-1A, Class C,
5.52%, 10/15/2021 (C)	445,000	459,260
Series 2016-2A, Class A,
2.21%, 07/15/2020 (C)	452,162	453,300
Series 2016-3A, Class A,
1.84%, 11/16/2020 (C)	1,089,998	1,088,486
Series 2016-3A, Class B,
2.84%, 08/16/2021 (C)	226,000	225,110
Fifth Third Auto Trust Series 2014-3, Class A3, 0.96%, 03/15/2019	78,866	78,809
First Franklin Mortgage Loan Trust Series 2006-FF2, Class A4, 0.96% (B), 02/25/2036	285,794	277,311
First Investors Auto Owner Trust
Series 2013-3A, Class A3,
1.44%, 10/15/2019 (C)	34,685	34,683
Series 2014-3A, Class A3,
1.67%, 11/16/2020 (C)	260,652	260,767
Series 2015-1A, Class A2,
1.21%, 04/15/2019 (C)	27,944	27,941
Series 2015-2A, Class A1,
1.59%, 12/16/2019 (C)	145,497	145,452
Series 2016-1A, Class A1,
1.92%, 05/15/2020 (C)	219,866	220,341
Series 2016-2A, Class A1,
1.53%, 11/16/2020 (C)	333,805	333,409
FirstKey Lending Trust
Series 2015-SFR1, Class A,
2.55%, 03/09/2047 (C)	881,224	876,946
Series 2015-SFR1, Class B,
3.42%, 03/09/2047 (C)	240,000	239,009
Flagship Credit Auto Trust
Series 2013-2, Class A,
1.94%, 01/15/2019 (C)	5,377	5,377
Series 2014-1, Class A,
1.21%, 04/15/2019 (C)	24,174	24,167
Series 2014-1, Class B,
2.55%, 02/18/2020 (C)	50,000	50,084
Series 2014-2, Class A,
1.43%, 12/16/2019 (C)	99,007	98,994
Series 2014-2, Class B,
2.84%, 11/16/2020 (C)	134,000	134,509

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Flagship Credit Auto Trust (continued)
Series 2014-2, Class C,
3.95%, 12/15/2020 (C)	$ 66,000	$ 66,108
Series 2015-1, Class A,
1.63%, 06/15/2020 (C)	232,779	232,114
Series 2015-3, Class A,
2.38%, 10/15/2020 (C)	549,759	551,915
Series 2015-3, Class B,
3.68%, 03/15/2022 (C)	189,000	191,921
Series 2015-3, Class C,
4.65%, 03/15/2022 (C)	126,000	127,373
Series 2016-1, Class A,
2.77%, 12/15/2020 (C)	370,128	372,892
Series 2016-1, Class C,
6.22%, 06/15/2022 (C)	600,000	633,056
Series 2016-4, Class C,
2.71%, 11/15/2022 (C)	423,000	415,557
Ford Credit Auto Owner Trust
Series 2014-B, Class A3,
0.90%, 10/15/2018	73,917	73,891
Series 2014-C, Class A3,
1.06%, 05/15/2019	376,167	375,945
GCAT Series 2015-2, Class A1, 3.75% (B), 07/25/2020 (C)	392,642	392,928
GLC II Trust Series 2014-A, Class A, 4.00%, 12/18/2020 (C)	43,479	42,666
GLC Trust Series 2014-A, Class A, 3.00%, 07/15/2021 (C)	119,538	117,864
GLS Auto Receivables Trust
Series 2015-1A, Class A,
2.25%, 12/15/2020 (C)	223,695	223,739
Series 2016-1A, Class A,
2.73%, 10/15/2020 (C)	415,676	415,574
Series 2016-1A, Class B,
4.39%, 01/15/2021 (C)	240,000	239,484
GMAT Trust Series 2013-1A, Class A, 6.97% (B), 11/25/2043 (C)	110,451	110,664
GO Financial Auto Securitization Trust
Series 2015-2, Class A,
3.27%, 11/15/2018 (C)	154,645	154,705
Series 2015-2, Class B,
4.80%, 08/17/2020 (C)	348,000	353,998
Gold Key Resorts LLC Series 2014-A, Class A, 3.22%, 03/17/2031 (C)	213,085	211,688
Green Tree Agency Advance Funding Trust I
Series 2016-T1, Class AT1,
2.38%, 10/15/2048 (C)	215,000	213,252
Series 2016-T1, Class BT1,
3.12%, 10/15/2048 (C)	308,000	305,782
HERO Funding Trust Series 2016-3A, Class A1, 3.08%, 09/20/2042 (C)	337,950	333,091

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Home Equity Asset Trust
Series 2003-3, Class M1,
2.05% (B), 08/25/2033	$ 1,131,723	$ 1,086,937
Series 2004-3, Class M1,
1.61% (B), 08/25/2034	1,073,986	994,433
Home Equity Mortgage Loan Asset-Backed Trust
Series 2004-B, Class M8,
4.06% (B), 11/25/2034	322,438	293,839
Series 2006-B, Class 2A3,
0.95% (B), 06/25/2036	771,284	732,139
Honda Auto Receivables Owner Trust
Series 2013-4, Class A4,
1.04%, 02/18/2020	122,711	122,711
Series 2014-2, Class A3,
0.77%, 03/19/2018	49,992	49,950
Hyundai Auto Receivables Trust
Series 2013-A, Class A4,
0.75%, 09/17/2018	28,211	28,202
Series 2014-B, Class A3,
0.90%, 12/17/2018	117,847	117,756
Kabbage Funding Resecuritization Trust Series 2014-1RT, Class A22, 3.41% (B), 03/08/2018 (C)	350,000	347,200
KGS-Alpha SBA COOF Trust, Interest Only STRIPS
Series 2012-2, Class A,
0.86% (B), 08/25/2038 (C)	1,512,341	39,699
Series 2013-2, Class A,
1.57% (B), 03/25/2039 (C)	1,277,247	59,272
Series 2014-2, Class A,
3.04% (B), 04/25/2040 (C)	649,457	75,038
LendingClub Issuance Trust
Series 2016-NP1, Class A,
3.75%, 06/15/2022 (C)	326,407	328,026
Series 2016-NP2, Class A,
3.00%, 01/17/2023 (C)	250,000	249,970
Lendmark Funding Trust Series 2016-A, Class A, 4.82%, 08/21/2023 (C)	445,000	454,690
Long Beach Mortgage Loan Trust
Series 2004-3, Class M2,
1.66% (B), 07/25/2034	919,374	867,959
Series 2004-3, Class M4,
2.37% (B), 07/25/2034	281,808	264,765
Series 2004-4, Class M1,
1.66% (B), 10/25/2034	924,049	844,200
LV Tower 52 Series 2013-1, Class A, 5.50%, 07/15/2019 (C) (G)	567,936	559,644
Marlette Funding Trust Series 2016-1A, Class A, 3.06%, 01/17/2023 (C)	537,948	537,839
Master Asset-Backed Securities Trust
Series 2004-OPT2, Class M1,
1.66% (B), 09/25/2034	456,742	430,021
Series 2005-NC1, Class M2,
1.51% (B), 12/25/2034	427,031	411,195

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Morgan Stanley ABS Capital I, Inc. Trust
Series 2004-HE8, Class M1,
1.72% (B), 09/25/2034	$ 1,000,000	$ 945,323
Series 2004-NC2, Class M1,
1.58% (B), 12/25/2033	340,509	318,063
Series 2004-NC7, Class M2,
1.69% (B), 07/25/2034	712,613	700,395
Morgan Stanley Dean Witter Capital I, Inc. Trust Series 2002-AM3, Class A3, 1.74% (B), 02/25/2033	807,834	763,732
Murray Hill Marketplace Trust Series 2016-LC1, Class A, 4.19%, 11/25/2022 (C)	909,943	914,306
Nationstar HECM Loan Trust
Series 2015-2A, Class A,
2.88%, 11/25/2025 (C)	142,680	142,737
Series 2015-2A, Class M1,
4.11%, 11/25/2025 (C)	395,000	395,124
Series 2016-1A, Class M1,
4.36%, 02/25/2026 (C)	365,000	363,000
Series 2016-2A, Class A,
2.24%, 06/25/2026 (C)	182,126	182,752
Series 2016-3A, Class A,
2.01%, 08/25/2026 (C)	187,579	187,983
New Century Home Equity Loan Trust
Series 2004-2, Class M3,
1.76% (B), 08/25/2034	585,870	527,314
Series 2004-2, Class M5,
2.78% (B), 08/25/2034	351,531	326,620
Series 2004-4, Class M1,
1.52% (B), 02/25/2035	1,126,282	1,047,968
New Residential Advanced Receivables Trust
Series 2016-T2, Class AT2,
2.58%, 10/15/2049 (C)	500,000	494,068
Series 2016-T2, Class CT2,
3.51%, 10/15/2049 (C)	375,000	371,081
Nissan Auto Lease Trust Series 2015-A, Class A2A, 0.99%, 11/15/2017	27,043	27,041
Nissan Auto Receivables Owner Trust Series 2014-B, Class A3, 1.11%, 05/15/2019	156,854	156,736
NovaStar Mortgage Funding Trust Series 2003-3, Class M1, 1.51% (B), 12/25/2033	468,753	432,858
NRPL Trust Series 2015-2A, Class A1, 3.75% (B), 10/25/2057 (C)	507,686	498,114
NRZ Advance Receivables Trust Series 2016-T1, Class AT1, 2.75%, 06/15/2049 (C)	458,000	456,282
Ocwen Master Advance Receivables Trust
Series 2015-T3, Class AT3,
3.21%, 11/15/2047 (C)	954,000	953,800
Series 2015-T3, Class BT3,
3.70%, 11/15/2047 (C)	229,000	227,761

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Ocwen Master Advance Receivables Trust (continued)
Series 2015-T3, Class DT3,
4.69%, 11/15/2047 (C)	$ 400,000	$ 403,000
Series 2016-T1, Class AT1,
2.52%, 08/17/2048 (C)	1,204,000	1,199,256
Series 2016-T1, Class CT1,
3.61%, 08/17/2048 (C)	490,388	489,622
Series 2016-T1, Class DT1,
4.25%, 08/17/2048 (C)	526,316	520,886
OnDeck Asset Securitization Trust II LLC
Series 2016-1A, Class A,
4.21%, 05/17/2020 (C)	372,000	372,103
Series 2016-1A, Class B,
7.63%, 05/17/2020 (C)	100,000	101,069
OneMain Direct Auto Receivables Trust Series 2016-1A, Class A, 2.04%, 01/15/2021 (C)	427,657	428,379
OneMain Financial Issuance Trust
Series 2014-1A, Class A,
2.43%, 06/18/2024 (C)	236,967	236,979
Series 2014-1A, Class B,
3.24%, 06/18/2024 (C)	100,000	100,403
Series 2014-2A, Class A,
2.47%, 09/18/2024 (C)	739,724	740,029
Series 2014-2A, Class B,
3.02%, 09/18/2024 (C)	280,000	279,887
Series 2015-1A, Class A,
3.19%, 03/18/2026 (C)	863,000	869,125
Series 2015-2A, Class A,
2.57%, 07/18/2025 (C)	1,138,000	1,138,040
Series 2015-2A, Class B,
3.10%, 07/18/2025 (C)	279,000	275,645
Series 2016-1A, Class A,
3.66%, 02/20/2029 (C)	515,000	520,663
Series 2016-2A, Class B,
5.94%, 03/20/2028 (C)	175,000	184,267
Oportun Funding II LLC Series 2016-A, Class A, 4.70%, 03/08/2021 (C)	629,000	633,608
Oportun Funding III LLC Series 2016-B, Class A, 3.69%, 07/08/2021 (C)	571,000	570,597
Option One Mortgage Acceptance Corp. Asset-Backed Certificates Series 2003-6, Class A2, 1.42% (B), 11/25/2033	559,899	519,629
Option One Mortgage Loan Trust Series 2004-1, Class M2, 2.41% (B), 01/25/2034	707,011	628,195
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-WCH1, Class M4, 2.00% (B), 01/25/2036	500,000	460,273
PFS Tax Lien Trust Series 2014-1, 1.44%, 05/15/2029 (C)	40,406	40,135
Progreso Receivables Funding III LLC Series 2015-A, Class A, 3.63%, 02/08/2020 (C)	589,000	586,239

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Progreso Receivables Funding IV LLC Series 2015-B, Class A, 3.00%, 07/28/2020 (C)	$ 250,000	$ 249,853
Progress Residential Trust
Series 2015-SFR2, Class A,
2.74%, 06/12/2032 (C)	1,396,248	1,386,934
Series 2015-SFR2, Class B,
3.14%, 06/12/2032 (C)	327,000	324,302
Series 2015-SFR3, Class A,
3.07%, 11/12/2032 (C)	1,674,329	1,674,737
Series 2015-SFR3, Class D,
4.67%, 11/12/2032 (C)	250,000	255,137
Series 2015-SFR3, Class E,
5.66%, 11/12/2032 (C)	200,000	202,820
Purchasing Power Funding LLC
1.00%, 02/27/2019 (G)	655,000	655,000
Series 2015-A, Class A2,
4.75%, 12/15/2019 (C)	650,000	650,000
RAMP Trust
Series 2004-RS11, Class M1,
1.69% (B), 11/25/2034	33,519	33,540
Series 2006-RZ1, Class A3,
1.06% (B), 03/25/2036	43,184	42,983
RASC Trust
Series 2005-EMX1, Class M1,
1.40% (B), 03/25/2035	825,520	778,030
Series 2005-KS9, Class M3,
1.22% (B), 10/25/2035	1,036,442	985,649
RBSHD Trust Series 2013-1A, Class A, 7.69% (B), 10/25/2047 (C) (G)	152,952	152,982
Rice Park Financing Trust Series 2016-A, Class A, 4.63% (B), 10/31/2041 (C) (G)	1,655,000	1,649,803
RMAT LLC Series 2015-NPL1, Class A1, 3.75% (B), 05/25/2055 (C)	147,433	146,427
Santander Drive Auto Receivables Trust
Series 2015-S1, Class R1,
1.93%, 09/17/2019 (C)	65,068	65,036
Series 2015-S7, Class R1,
1.97%, 03/16/2021 (C)	14,119	14,112
Securitized Asset-Backed Receivables LLC Trust Series 2004-OP2, Class M1, 1.73% (B), 08/25/2034	809,552	767,369
Selene Non-Performing Loans LLC Series 2014-1A, Class A, 2.98% (B), 05/25/2054 (C)	107,619	107,512
Sierra Auto Receivables Securitization Trust Series 2016-1A, Class A, 2.85%, 01/18/2022 (C)	143,167	144,154
Skopos Auto Receivables Trust Series 2015-2A, Class A, 3.55%, 02/15/2020 (C)	68,607	68,797
SoFi Consumer Loan Program LLC Series 2016-2A, Class A, 3.09%, 10/27/2025 (C)	393,982	393,642

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Soundview Home Loan Trust
Series 2003-2, Class M2,
3.23% (B), 11/25/2033	$ 26,956	$ 26,593
Series 2005-OPT1, Class M2,
1.43% (B), 06/25/2035	1,000,000	923,495
Series 2006-OPT3, Class 2A3,
0.93% (B), 06/25/2036	443,763	410,669
Specialty Underwriting & Residential Finance Trust Series 2003-BC4, Class M1, 1.66% (B), 11/25/2034	861,099	809,049
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 04/25/2029 (C)	632,540	635,703
Springleaf Funding Trust
Series 2014-AA, Class A,
2.41%, 12/15/2022 (C)	383,092	383,233
Series 2014-AA, Class B,
3.45%, 12/15/2022 (C)	146,000	146,308
Series 2015-AA, Class A,
3.16%, 11/15/2024 (C)	769,000	775,075
SPS Servicer Advance Receivables Trust Series 2016-T1, Class AT1, 2.53%, 11/16/2048 (C)	700,000	698,125
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes Series 2015-T3, Class DT3, 4.43%, 07/15/2047 (C)	285,000	285,167
Structured Asset Investment Loan Trust
Series 2003-BC12, Class M1,
1.73% (B), 11/25/2033	604,693	576,866
Series 2004-6, Class M2,
2.71% (B), 07/25/2034	607,164	577,122
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2006-BC6, Class A4,
0.93% (B), 01/25/2037	447,524	410,347
Series 2007-BC3, Class 1A2,
0.90% (B), 05/25/2047	245,336	241,028
Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2004-GEL1, Class A, 1.30% (B), 02/25/2034	852,622	801,433
Sunset Mortgage Loan Co. LLC Series 2014-NPL2, Class A, 3.72% (B), 11/16/2044 (C)	360,930	360,478
Toyota Auto Receivables Owner Trust Series 2014-C, Class A3, 0.93%, 07/16/2018	70,220	70,177
Tricon American Homes Trust
Series 2015-SFR1, Class A,
1.99% (B), 05/17/2032 (C)	151,200	150,456
Series 2016-SFR1, Class A,
2.59%, 11/17/2033 (C)	353,000	342,769
US Residential Opportunity Fund III Trust Series 2016-1III, Class A, 3.47% (B), 07/27/2036 (C)	380,049	378,474

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Vericrest Opportunity Loan Trust Series 2015-NPL3, Class A1, 3.38% (B), 10/25/2058 (C)	$ 417,196	$ 416,612
Verizon Owner Trust Series 2016-1A, Class A, 1.42%, 01/20/2021 (C)	100,000	99,304
VML LLC Series 2014-NPL1, Class A1, 3.88% (B), 04/27/2054 (C)	101,326	101,075
VOLT L LLC Series 2016-NP10, Class A1, 3.50% (B), 09/25/2046 (C)	1,300,373	1,296,920
VOLT LIII LLC Series 2016-NP13, Class A1, 3.88% (B), 12/26/2046 (C)	692,000	693,878
VOLT XIX LLC Series 2014-NP11, Class A1, 3.88% (B), 04/25/2055 (C)	112,712	113,176
VOLT XL LLC Series 2015-NP14, Class A1, 4.38% (B), 11/27/2045 (C)	322,933	325,395
VOLT XLV LLC Series 2016-NPL5, Class A1, 4.00% (B), 05/25/2046 (C)	140,895	141,150
VOLT XLVI LLC Series 2016-NPL6, Class A1, 3.84% (B), 06/25/2046 (C)	379,865	380,406
VOLT XLVII LLC Series 2016-NPL7, Class A1, 3.75% (B), 06/25/2046 (C)	371,396	371,564
VOLT XXII LLC Series 2015-NPL4, Class A1, 3.50% (B), 02/25/2055 (C)	150,831	150,947
VOLT XXIV LLC Series 2015-NPL6, Class A1, 3.50% (B), 02/25/2055 (C)	285,993	285,839
VOLT XXV LLC Series 2015-NPL8, Class A1, 3.50% (B), 06/26/2045 (C)	950,086	951,883
VOLT XXVI LLC
Series 2014-NPL6, Class A1,
3.13% (B), 09/25/2043 (C)	229,254	228,930
Series 2014-NPL6, Class A2,
4.25% (B), 09/25/2043 (C)	184,546	181,310
VOLT XXVII LLC Series 2014-NPL7, Class A1, 3.38% (B), 08/27/2057 (C)	477,910	478,123
VOLT XXX LLC Series 2015-NPL1, Class A1, 3.63% (B), 10/25/2057 (C)	254,646	254,670
VOLT XXXI LLC Series 2015-NPL2, Class A1, 3.38% (B), 02/25/2055 (C)	234,089	234,653
VOLT XXXIII LLC Series 2015-NPL5, Class A1, 3.50% (B), 03/25/2055 (C)	406,672	407,842
VOLT XXXIV LLC Series 2015-NPL7, Class A1, 3.25% (B), 02/25/2055 (C)	271,610	270,897

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
VOLT XXXIX LLC Series 2015-NP13, Class A1, 4.13% (B), 10/25/2045 (C)	$ 262,653	$ 264,235
VOLT XXXV Series 2016-NPL9, Class A1, 3.50% (B), 09/25/2046 (C)	790,534	788,690
VOLT XXXV LLC Series 2015-NPL9, Class A1, 3.50% (B), 06/26/2045 (C)	230,789	230,319
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A, 1.06% (B), 04/25/2034	924,320	875,072
Westlake Automobile Receivables Trust
Series 2015-3A, Class D,
4.40%, 05/17/2021 (C)	250,000	252,777
Series 2016-2A, Class A2,
1.57%, 06/17/2019 (C)	519,000	519,454
Series 2016-2A, Class D,
4.10%, 06/15/2021 (C)	180,000	180,722
Series 2016-3A, Class C,
2.46%, 01/18/2022 (C)	863,000	856,309
World Omni Auto Receivables Trust
Series 2013-B, Class A3,
0.83%, 08/15/2018	19,732	19,728
Series 2013-B, Class A4,
1.32%, 01/15/2020	127,000	127,091

		113,394,338

Total Asset-Backed Securities (Cost $114,096,191)		114,592,208

CORPORATE DEBT SECURITIES - 26.7%
Australia - 0.4%
Australia & New Zealand Banking Group, Ltd. 4.40%, 05/19/2026 (C) (H)	730,000	739,275
BHP Billiton Finance USA, Ltd.
2.05%, 09/30/2018	77,000	77,432
3.25%, 11/21/2021	80,000	82,422
4.13%, 02/24/2042	185,000	181,974
5.00%, 09/30/2043	55,000	61,433
Commonwealth Bank of Australia
2.25%, 03/16/2017 (C)	250,000	250,515
4.50%, 12/09/2025 (C) (H)	200,000	204,779
GAIF Bond Issuer Pty, Ltd. 3.40%, 09/30/2026 (C)	184,000	173,311
Macquarie Bank, Ltd.
1.60%, 10/27/2017 (C)	594,000	593,962
2.60%, 06/24/2019 (C)	182,000	183,269
2.85%, 07/29/2020 (C)	150,000	150,556
4.00%, 07/29/2025 (C) (H)	150,000	154,010
Macquarie Group, Ltd.
6.00%, 01/14/2020 (C)	30,000	32,502
6.25%, 01/14/2021 (C)	80,000	88,572
National Australia Bank, Ltd. 2.00%, 06/20/2017 (C)	300,000	300,979
Newcrest Finance Pty, Ltd. 5.75%, 11/15/2041 (C)	53,000	50,175

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Australia (continued)
Scentre Group Trust 1 / Scentre Group Trust 2 3.50%, 02/12/2025 (C)	$ 100,000	$ 98,742
Westpac Banking Corp.
2.00%, 03/03/2020 (C)	304,000	301,641
2.00%, 08/19/2021	685,000	664,969
2.60%, 11/23/2020	285,000	286,152
4.32% (B), 11/23/2031, MTN	645,000	647,054

		5,323,724

Canada - 1.0%
Agrium, Inc.
3.38%, 03/15/2025	120,000	116,237
4.13%, 03/15/2035	470,000	430,940
5.25%, 01/15/2045	114,000	118,717
Air Canada Pass-Through Trust
3.60%, 09/15/2028 (C)	326,483	325,258
4.13%, 11/15/2026 (C)	53,129	54,654
Anadarko Finance Co. 7.50%, 05/01/2031	190,000	241,803
Bank of Montreal
1.40%, 09/11/2017, MTN	69,000	69,003
1.50%, 07/18/2019, MTN	675,000	666,159
1.90%, 08/27/2021, MTN	380,000	368,229
2.38%, 01/25/2019, MTN	70,000	70,606
2.55%, 11/06/2022, MTN	247,000	243,987
Bank of Nova Scotia
1.45%, 04/25/2018	350,000	349,005
1.85%, 04/14/2020	400,000	394,924
2.35%, 10/21/2020	255,000	254,086
2.45%, 03/22/2021	270,000	268,892
Burlington Resources Finance Co. 7.40%, 12/01/2031	150,000	195,633
Canadian Imperial Bank of Commerce
1.55%, 01/23/2018	98,000	98,017
2.25%, 07/21/2020 (C)	200,000	201,069
Canadian Natural Resources, Ltd.
1.75%, 01/15/2018	94,000	93,773
3.80%, 04/15/2024	390,000	388,662
3.90%, 02/01/2025	530,000	531,567
5.85%, 02/01/2035	150,000	159,649
6.25%, 03/15/2038	30,000	34,130
6.45%, 06/30/2033	80,000	90,102
7.20%, 01/15/2032	50,000	59,055
Canadian Pacific Railway Co.
2.90%, 02/01/2025	173,000	169,563
4.50%, 01/15/2022	490,000	526,432
6.13%, 09/15/2115	17,000	20,354
7.13%, 10/15/2031	150,000	203,276
CDP Financial, Inc. 4.40%, 11/25/2019 (C)	250,000	266,703
Cenovus Energy, Inc.
3.00%, 08/15/2022	378,000	365,442
5.20%, 09/15/2043	147,000	140,018
6.75%, 11/15/2039	100,000	111,497
CNOOC Nexen Finance ULC 4.25%, 04/30/2024	209,000	213,827
Enbridge, Inc. 5.50%, 12/01/2046	100,000	107,002
Encana Corp. 6.50%, 08/15/2034	40,000	43,086

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Canada (continued)
Fortis, Inc. 3.06%, 10/04/2026 (C)	$ 480,000	$ 448,933
Hydro-Quebec
8.40%, 01/15/2022	40,000	50,000
9.40%, 02/01/2021	220,000	274,178
Petro-Canada 5.35%, 07/15/2033	50,000	55,397
Placer Dome, Inc. 6.45%, 10/15/2035	180,000	189,203
Potash Corp. of Saskatchewan, Inc. 3.00%, 04/01/2025	214,000	201,785
Rogers Communications, Inc.
4.10%, 10/01/2023	213,000	222,439
5.45%, 10/01/2043	118,000	130,188
Royal Bank of Canada
1.20%, 09/19/2017	246,000	245,670
1.88%, 02/05/2020	600,000	597,050
2.00%, 10/01/2018 - 12/10/2018	348,000	350,240
Suncor Energy, Inc.
3.60%, 12/01/2024	107,000	109,647
5.95%, 12/01/2034	150,000	177,104
6.10%, 06/01/2018	450,000	476,431
Thomson Reuters Corp. 3.95%, 09/30/2021	346,000	359,502
Toronto-Dominion Bank
1.50%, 03/13/2017 (C)	230,000	230,180
1.75%, 07/23/2018, MTN	57,000	57,089
2.13%, 04/07/2021, MTN	445,000	438,197
2.25%, 11/05/2019, MTN	16,000	16,095
2.50%, 12/14/2020, MTN	730,000	732,648
3.63% (B), 09/15/2031	117,000	114,289
Total Capital Canada, Ltd. 2.75%, 07/15/2023	170,000	168,227
TransCanada PipeLines, Ltd.
1.88%, 01/12/2018	36,000	36,056
2.50%, 08/01/2022	30,000	29,296
3.75%, 10/16/2023	35,000	36,223
4.88%, 01/15/2026	162,000	180,005
6.20%, 10/15/2037	100,000	123,990
7.25%, 08/15/2038	100,000	134,998
Transcanada Trust 5.63% (B), 05/20/2075	50,000	50,500

		14,226,917

Cayman Islands - 0.0% (A)
CK Hutchison International 16, Ltd. 1.88%, 10/03/2021 (C)	200,000	191,524
Hutchison Whampoa International 12 II, Ltd. 3.25%, 11/08/2022 (C)	200,000	201,841
Noble Holding International, Ltd. 5.25%, 03/16/2018	30,000	29,925
XLIT, Ltd. 6.38%, 11/15/2024	100,000	116,720

		540,010

China - 0.0% (A)
Industrial & Commercial Bank of China, Ltd.
2.35%, 11/13/2017, MTN	250,000	250,163
2.45%, 10/20/2021	250,000	243,861

		494,024

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Colombia - 0.0% (A)
Ecopetrol SA
4.13%, 01/16/2025	$ 107,000	$ 100,206
5.38%, 06/26/2026	116,000	115,420
5.88%, 09/18/2023	62,000	65,627

		281,253

Curaçao - 0.0% (A)
Teva Pharmaceutical Finance Co., BV 3.65%, 11/10/2021	37,000	37,475

France - 0.5%
Air Liquide Finance SA
1.75%, 09/27/2021 (C)	240,000	230,445
2.25%, 09/27/2023 (C)	200,000	190,430
Banque Federative du Credit Mutuel SA 1.70%, 01/20/2017 (C)	300,000	300,065
BNP Paribas SA 4.38%, 09/28/2025 (C)	350,000	347,988
BPCE SA
1.63%, 01/26/2018, MTN	250,000	249,392
2.65%, 02/03/2021	410,000	409,335
3.38%, 12/02/2026, MTN (H)	270,000	264,207
4.00%, 04/15/2024	250,000	259,503
5.70%, 10/22/2023 (C)	200,000	210,257
Credit Agricole SA
2.75%, 06/10/2020 (C)	675,000	676,586
4.38%, 03/17/2025 (C)	200,000	196,138
Danone SA 2.59%, 11/02/2023 (C)	300,000	289,069
Electricite de France SA
2.15%, 01/22/2019 (C)	140,000	140,313
4.88%, 01/22/2044 (C)	125,000	125,245
6.00%, 01/22/2114 (C)	350,000	339,573
Orange SA 9.00%, 03/01/2031	244,000	366,860
Pernod Ricard SA 3.25%, 06/08/2026 (C)	415,000	398,205
Societe Generale SA 7.38% (B), 09/13/2021 (C) (H) (I)	600,000	598,992
Total Capital International SA
1.55%, 06/28/2017	38,000	38,062
2.70%, 01/25/2023	572,000	566,066
2.75%, 06/19/2021	300,000	303,543

		6,500,274

Germany - 0.1%
Deutsche Bank AG
1.88%, 02/13/2018	46,000	45,736
2.95%, 08/20/2020	127,000	125,021
3.38%, 05/12/2021, MTN	203,000	200,947
3.70%, 05/30/2024	133,000	129,334
4.10%, 01/13/2026	100,000	98,478
6.00%, 09/01/2017	80,000	81,893

		681,409

Guernsey, Channel Islands - 0.1%
Credit Suisse Group Funding Guernsey, Ltd.
3.45%, 04/16/2021	395,000	397,493
3.80%, 09/15/2022	250,000	252,217
4.55%, 04/17/2026	770,000	799,703

		1,449,413

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Ireland - 0.4%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.95%, 02/01/2022	$ 990,000	$ 998,663
GE Capital International Funding Co. Unlimited Co.
2.34%, 11/15/2020	779,000	778,628
3.37%, 11/15/2025	879,000	893,570
4.42%, 11/15/2035	1,146,000	1,200,902
Johnson Controls International PLC
3.63% (J), 07/02/2024	23,000	23,325
3.75%, 12/01/2021	36,000	37,261
4.25%, 03/01/2021	40,000	42,243
4.95% (J), 07/02/2064	147,000	137,086
5.00%, 03/30/2020	60,000	64,556
5.13%, 09/14/2045	45,000	47,878
5.25%, 12/01/2041	75,000	80,694
Perrigo Finance Unlimited Co. 3.90%, 12/15/2024	200,000	195,784
Shire Acquisitions Investments Ireland DAC
2.88%, 09/23/2023	399,000	379,228
3.20%, 09/23/2026	625,000	583,959

		5,463,777

Italy - 0.0% (A)
Intesa Sanpaolo SpA 3.88%, 01/15/2019, MTN	230,000	234,121

Japan - 0.2%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
2.35%, 02/23/2017 (C)	200,000	200,255
4.10%, 09/09/2023 (C)	200,000	210,593
Dai-ichi Life Insurance Co., Ltd. 4.00% (B), 07/24/2026 (C) (I)	221,000	205,530
Mizuho Bank, Ltd.
1.80%, 03/26/2018 (C) (H)	272,000	271,603
2.45%, 04/16/2019 (C)	200,000	200,848
2.70%, 10/20/2020 (C)	510,000	508,476
3.60%, 09/25/2024 (C)	230,000	234,951
Nippon Telegraph & Telephone Corp. 1.40%, 07/18/2017	47,000	46,979
Sumitomo Mitsui Financial Group, Inc.
2.06%, 07/14/2021	101,000	97,686
2.44%, 10/19/2021	127,000	124,938
2.63%, 07/14/2026 (H)	134,000	124,521
Sumitomo Mitsui Trust Bank, Ltd. 2.05%, 10/18/2019 (C)	350,000	347,021

		2,573,401

Jersey, Channel Islands - 0.1%
UBS Group Funding Jersey, Ltd.
2.65%, 02/01/2022 (C)	955,000	928,160
4.13%, 09/24/2025 - 04/15/2026 (C)	720,000	735,670

		1,663,830

Luxembourg - 0.2%
Actavis Funding SCS
2.35%, 03/12/2018	809,000	813,677
3.45%, 03/15/2022	599,000	607,990
3.80%, 03/15/2025	485,000	485,571
4.55%, 03/15/2035	890,000	880,915

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Luxembourg (continued)
Ingersoll-Rand Luxembourg Finance SA 2.63%, 05/01/2020	$ 60,000	$ 60,133
Pentair Finance SA 2.90%, 09/15/2018	170,000	171,965
Schlumberger Investment SA
2.40%, 08/01/2022 (C)	70,000	68,718
3.30%, 09/14/2021 (C)	23,000	23,755
3.65%, 12/01/2023	82,000	85,893

		3,198,617

Mexico - 0.2%
America Movil SAB de CV
3.13%, 07/16/2022	400,000	393,883
5.00%, 03/30/2020	150,000	160,403
Petroleos Mexicanos
4.25%, 01/15/2025	52,000	47,809
4.50%, 01/23/2026	222,000	202,242
4.63%, 09/21/2023 (C)	233,000	226,662
4.88%, 01/18/2024	65,000	63,025
5.63%, 01/23/2046	140,000	116,200
6.38%, 02/04/2021 (C)	93,000	99,045
6.38%, 01/23/2045	186,000	169,260
6.50%, 03/13/2027 (C)	309,000	318,734
6.63%, 06/15/2035	100,000	98,500
6.75%, 09/21/2047 (C)	209,000	197,463
6.88%, 08/04/2026 (C)	135,000	142,425

		2,235,651

Netherlands - 0.9%
ABN AMRO Bank NV
1.80%, 06/04/2018 (C)	200,000	199,510
2.45%, 06/04/2020 (C)	300,000	298,337
2.50%, 10/30/2018 (C)	440,000	443,467
Airbus Group Finance BV 2.70%, 04/17/2023 (C)	64,000	63,233
Cooperatieve Rabobank UA
2.25%, 01/14/2020, MTN	425,000	424,957
3.38%, 01/19/2017, MTN	195,000	195,178
3.75%, 07/21/2026	300,000	294,074
3.88%, 02/08/2022	79,000	83,409
4.38%, 08/04/2025	250,000	256,532
4.63%, 12/01/2023	250,000	263,023
Deutsche Telekom International Finance BV
1.95%, 09/19/2021 (C)	150,000	144,537
2.25%, 03/06/2017 (C)	150,000	150,213
2.49%, 09/19/2023 (C)	755,000	721,181
8.75%, 06/15/2030	30,000	44,103
EDP Finance BV 5.25%, 01/14/2021 (C) (H)	380,000	401,698
Heineken NV
1.40%, 10/01/2017 (C)	60,000	60,024
3.40%, 04/01/2022 (C) (H)	150,000	154,073
ING Bank NV
1.65%, 08/15/2019 (C)	220,000	217,024
3.75%, 03/07/2017 (C)	200,000	200,846
Koninklijke Philips NV 3.75%, 03/15/2022	245,000	255,255
LYB International Finance BV 4.88%, 03/15/2044	430,000	445,302

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Netherlands (continued)
Mondelez International Holdings Netherlands BV 2.00%, 10/28/2021 (C)	$ 430,000	$ 411,957
Mylan NV
3.95%, 06/15/2026 (C)	992,000	928,361
5.25%, 06/15/2046 (C)	227,000	209,361
Shell International Finance BV
1.13%, 08/21/2017	42,000	41,998
2.13%, 05/11/2020	140,000	139,833
2.88%, 05/10/2026	328,000	317,108
3.25%, 05/11/2025	155,000	154,873
3.40%, 08/12/2023	210,000	215,499
3.75%, 09/12/2046	488,000	449,031
4.00%, 05/10/2046	849,000	811,864
4.13%, 05/11/2035	126,000	128,654
4.30%, 09/22/2019	50,000	53,042
4.55%, 08/12/2043	430,000	448,418
6.38%, 12/15/2038	130,000	167,646
Siemens Financieringsmaatschappij NV
2.00%, 09/15/2023 (C)	350,000	330,239
2.35%, 10/15/2026 (C)	250,000	231,402
3.30%, 09/15/2046 (C)	300,000	261,200
6.13%, 08/17/2026 (C)	120,000	147,359
Teva Pharmaceutical Finance Netherlands III BV
2.20%, 07/21/2021	133,000	127,239
2.80%, 07/21/2023	798,000	755,380
3.15%, 10/01/2026	810,000	746,761
4.10%, 10/01/2046	260,000	222,784

		12,615,985

New Zealand - 0.0% (A)
ANZ New Zealand International, Ltd. 2.60%, 09/23/2019 (C)	200,000	201,690
BNZ International Funding, Ltd. 2.35%, 03/04/2019 (C)	250,000	250,893

		452,583

Norway - 0.1%
Statoil ASA
1.15%, 05/15/2018	134,000	133,176
1.20%, 01/17/2018	44,000	43,877
2.45%, 01/17/2023	58,000	56,616
2.65%, 01/15/2024 (H)	143,000	140,366
3.15%, 01/23/2022	51,000	52,040
3.25%, 11/10/2024	61,000	61,828
4.25%, 11/23/2041	16,000	15,969
5.25%, 04/15/2019	100,000	107,371

		611,243

Republic of Korea - 0.0% (A)
Korea Gas Corp. 1.88%, 07/18/2021 (C)	200,000	191,587
Korea National Oil Corp. 3.13%, 04/03/2017 (C)	200,000	200,753

		392,340

Spain - 0.0% (A)
Santander Issuances SAU 5.18%, 11/19/2025	220,000	222,068

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Spain (continued)
Telefonica Emisiones SAU 5.13%, 04/27/2020	$ 102,000	$ 109,289

		331,357

Sweden - 0.2%
Nordea Bank AB
3.13%, 03/20/2017 (C)	250,000	251,135
4.25%, 09/21/2022 (C)	200,000	208,339
Skandinaviska Enskilda Banken AB
1.75%, 03/19/2018 (C)	615,000	613,917
2.38%, 11/20/2018 (C)	200,000	201,297
2.45%, 05/27/2020 (C)	580,000	577,689
2.63%, 11/17/2020 (C)	250,000	250,180
Stadshypotek AB 1.88%, 10/02/2019 (C)	250,000	248,715
Svenska Handelsbanken AB 2.40%, 10/01/2020, MTN	865,000	863,167

		3,214,439

Switzerland - 0.2%
Credit Suisse AG
1.70%, 04/27/2018	1,010,000	1,007,774
1.75%, 01/29/2018	250,000	249,504
2.30%, 05/28/2019, MTN	250,000	250,612
3.00%, 10/29/2021	250,000	252,389
5.30%, 08/13/2019, MTN	100,000	107,903
UBS AG
1.80%, 03/26/2018, MTN	675,000	675,466
2.38%, 08/14/2019, MTN	475,000	477,302

		3,020,950

United Kingdom - 0.9%
Aon PLC
3.50%, 06/14/2024	200,000	200,611
3.88%, 12/15/2025	125,000	127,411
BAE Systems PLC 5.80%, 10/11/2041 (C)	25,000	28,509
Barclays Bank PLC
2.25%, 05/10/2017 (C)	200,000	200,488
6.05%, 12/04/2017 (C)	295,000	304,761
Barclays PLC
2.75%, 11/08/2019	220,000	219,419
3.20%, 08/10/2021	238,000	235,237
3.65%, 03/16/2025	200,000	193,364
4.38%, 01/12/2026	200,000	202,564
BAT International Finance PLC 2.75%, 06/15/2020 (C)	250,000	251,337
BP Capital Markets PLC
1.38%, 11/06/2017 - 05/10/2018	174,000	173,597
1.85%, 05/05/2017	71,000	71,154
2.75%, 05/10/2023	150,000	147,262
3.02%, 01/16/2027	348,000	335,842
3.06%, 03/17/2022	515,000	520,924
3.12%, 05/04/2026	193,000	188,497
3.22%, 11/28/2023	520,000	525,194
3.25%, 05/06/2022	227,000	231,797
3.54%, 11/04/2024	560,000	568,371
3.81%, 02/10/2024	92,000	95,576
Diageo Capital PLC 1.50%, 05/11/2017	76,000	76,112

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United Kingdom (continued)
HSBC Bank PLC
1.50%, 05/15/2018 (C)	$ 410,000	$ 407,717
4.13%, 08/12/2020 (C) (H)	1,235,000	1,296,187
4.75%, 01/19/2021 (C)	240,000	257,204
HSBC Holdings PLC
2.65%, 01/05/2022	220,000	214,777
3.60%, 05/25/2023	1,025,000	1,030,943
4.00%, 03/30/2022	233,000	241,003
4.25%, 08/18/2025	200,000	201,830
4.30%, 03/08/2026	200,000	207,373
4.38%, 11/23/2026	760,000	765,642
4.88%, 01/14/2022	100,000	107,954
6.88% (B), 06/01/2021 (H) (I)	531,000	560,205
Imperial Brands Finance PLC 3.75%, 07/21/2022 (C)	395,000	405,496
Invesco Finance PLC
3.75%, 01/15/2026	62,000	62,830
4.00%, 01/30/2024	74,000	77,106
Lloyds Bank PLC 2.05%, 01/22/2019	645,000	644,382
Santander UK Group Holdings PLC
2.88%, 10/16/2020	150,000	148,649
5.63%, 09/15/2045 (C)	255,000	249,966
Santander UK PLC 2.50%, 03/14/2019	705,000	709,117
Standard Chartered PLC
4.05%, 04/12/2026 (C)	200,000	198,288
5.20%, 01/26/2024 (C)	210,000	217,058
Vodafone Group PLC
1.50%, 02/19/2018	131,000	130,513
1.63%, 03/20/2017	49,000	49,010
6.25%, 11/30/2032	180,000	206,565

		13,287,842

United States - 21.2%
21st Century Fox America, Inc.
4.75%, 09/15/2044	305,000	304,870
4.75%, 11/15/2046 (C)	150,000	150,448
4.95%, 10/15/2045	285,000	292,895
6.55%, 03/15/2033	50,000	60,695
6.65%, 11/15/2037	100,000	123,056
9.50%, 07/15/2024	80,000	106,043
ABB Finance USA, Inc.
1.63%, 05/08/2017	16,000	16,022
2.88%, 05/08/2022	23,000	23,235
4.38%, 05/08/2042	12,000	12,590
Abbott Laboratories
2.90%, 11/30/2021	450,000	448,717
3.40%, 11/30/2023	129,000	128,515
3.75%, 11/30/2026	625,000	620,682
4.90%, 11/30/2046	155,000	159,082
AbbVie, Inc.
2.00%, 11/06/2018	161,000	161,099
2.85%, 05/14/2023	170,000	164,913
2.90%, 11/06/2022	140,000	138,285
3.20%, 11/06/2022 - 05/14/2026	662,000	638,312
3.60%, 05/14/2025	840,000	832,010
4.30%, 05/14/2036	113,000	107,679
4.45%, 05/14/2046	490,000	469,188
4.50%, 05/14/2035	558,000	548,250

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Advance Auto Parts, Inc. 4.50%, 01/15/2022	$ 200,000	$ 208,730
AEP Transmission Co. LLC 3.10%, 12/01/2026 (C)	240,000	236,372
Aetna, Inc.
2.80%, 06/15/2023	84,000	82,741
3.20%, 06/15/2026	155,000	153,337
3.50%, 11/15/2024	575,000	583,367
4.25%, 06/15/2036	161,000	161,426
4.50%, 05/15/2042	10,000	10,142
6.75%, 12/15/2037	70,000	90,973
AIG Global Funding 1.65%, 12/15/2017 (C)	74,000	74,073
AIG SunAmerica Global Financing X 6.90%, 03/15/2032 (C)	150,000	191,366
Air Lease Corp.
2.13%, 01/15/2020	233,000	229,523
2.63%, 09/04/2018	545,000	548,800
3.00%, 09/15/2023	380,000	363,047
3.38%, 06/01/2021	310,000	314,295
3.88%, 04/01/2021	90,000	92,467
Alabama Power Co.
3.55%, 12/01/2023	76,000	79,391
3.75%, 03/01/2045	181,000	171,020
4.15%, 08/15/2044	64,000	64,318
6.00%, 03/01/2039	38,000	47,164
Allergan, Inc.
2.80%, 03/15/2023	129,000	123,522
3.38%, 09/15/2020	97,000	99,287
Allstate Corp. 3.15%, 06/15/2023	110,000	111,386
Altria Group, Inc.
2.85%, 08/09/2022	1,217,000	1,218,491
3.88%, 09/16/2046	240,000	221,494
4.00%, 01/31/2024	550,000	581,139
Amazon.com, Inc.
3.80%, 12/05/2024	536,000	563,244
4.80%, 12/05/2034	117,000	128,777
American Airlines Pass-Through Trust
3.00%, 04/15/2030	799,000	757,052
3.65%, 12/15/2029	44,000	43,698
4.95%, 07/15/2024	319,646	340,822
American Electric Power Co., Inc. 1.65%, 12/15/2017	26,000	26,009
American Express Co.
2.65%, 12/02/2022	103,000	101,415
3.63%, 12/05/2024	131,000	131,543
7.00%, 03/19/2018	120,000	127,523
American Express Credit Corp.
1.80%, 07/31/2018, MTN	130,000	130,167
1.88%, 11/05/2018, MTN	39,000	39,057
2.13%, 03/18/2019	75,000	75,299
2.25%, 08/15/2019 - 05/05/2021, MTN	357,000	356,242
2.38%, 05/26/2020, MTN	116,000	115,935
2.60%, 09/14/2020, MTN	885,000	892,398
American Honda Finance Corp.
1.55%, 12/11/2017, MTN	110,000	110,095
1.60%, 02/16/2018 (C)	200,000	200,179

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
American Honda Finance Corp. (continued)
2.25%, 08/15/2019, MTN	$ 140,000	$ 141,363
2.30%, 09/09/2026, MTN	40,000	37,336
American International Group, Inc.
3.75%, 07/10/2025	69,000	69,445
3.88%, 01/15/2035	74,000	69,511
4.13%, 02/15/2024	145,000	150,542
4.50%, 07/16/2044	269,000	265,254
4.80%, 07/10/2045	605,000	627,942
American Tower Corp.
2.25%, 01/15/2022	200,000	191,574
3.13%, 01/15/2027	145,000	133,786
3.38%, 10/15/2026	603,000	570,855
3.40%, 02/15/2019	150,000	153,292
3.45%, 09/15/2021	240,000	243,105
3.50%, 01/31/2023	130,000	130,393
4.00%, 06/01/2025	85,000	85,217
4.40%, 02/15/2026	150,000	153,278
4.50%, 01/15/2018	160,000	164,223
American Water Capital Corp.
3.40%, 03/01/2025	59,000	60,378
3.85%, 03/01/2024	200,000	210,739
4.00%, 12/01/2046	91,000	91,378
Ameriprise Financial, Inc.
2.88%, 09/15/2026	190,000	181,336
4.00%, 10/15/2023	180,000	188,776
Amgen, Inc.
2.60%, 08/19/2026	210,000	193,145
3.63%, 05/15/2022 - 05/22/2024	582,000	595,265
3.88%, 11/15/2021	30,000	31,405
4.40%, 05/01/2045	970,000	929,790
4.56%, 06/15/2048 (C)	176,000	170,237
4.66%, 06/15/2051 (C)	126,000	121,100
5.70%, 02/01/2019	50,000	53,741
Analog Devices, Inc.
3.13%, 12/05/2023	400,000	399,967
3.50%, 12/05/2026	500,000	495,372
4.50%, 12/05/2036	90,000	90,455
Anheuser-Busch InBev Finance, Inc.
2.65%, 02/01/2021	560,000	563,217
3.30%, 02/01/2023	587,000	597,409
3.65%, 02/01/2026	3,365,000	3,416,114
3.70%, 02/01/2024	600,000	620,225
4.70%, 02/01/2036	727,000	764,708
4.90%, 02/01/2046	215,000	232,387
Anheuser-Busch InBev Worldwide, Inc.
3.75%, 01/15/2022	400,000	417,510
5.38%, 01/15/2020	455,000	496,266
8.20%, 01/15/2039	20,000	30,078
ANR Pipeline Co. 9.63%, 11/01/2021	70,000	90,635
Anthem, Inc.
2.30%, 07/15/2018	85,000	85,556
3.13%, 05/15/2022	62,000	62,031
3.30%, 01/15/2023	21,000	20,965
3.50%, 08/15/2024	708,000	705,990
4.63%, 05/15/2042	50,000	50,238
4.65%, 08/15/2044	97,000	98,192
5.10%, 01/15/2044	290,000	309,010

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Apache Corp.
2.63%, 01/15/2023	$ 80,000	$ 76,926
3.25%, 04/15/2022	334,000	339,247
4.75%, 04/15/2043	23,000	23,691
5.10%, 09/01/2040	90,000	94,156
6.00%, 01/15/2037	160,000	184,025
6.90%, 09/15/2018	50,000	54,135
Appalachian Power Co.
5.80%, 10/01/2035	25,000	28,880
6.70%, 08/15/2037	55,000	70,479
Apple, Inc.
1.13% (B), 05/03/2018	172,000	172,390
2.15%, 02/09/2022	717,000	705,035
2.40%, 05/03/2023	284,000	276,536
2.45%, 08/04/2026	185,000	173,631
2.70%, 05/13/2022	385,000	387,445
2.85%, 05/06/2021	264,000	269,477
3.20%, 05/13/2025	96,000	96,398
3.25%, 02/23/2026	990,000	990,526
3.45%, 02/09/2045	761,000	671,695
3.85%, 05/04/2043 - 08/04/2046	434,000	415,254
4.38%, 05/13/2045	100,000	102,732
4.50%, 02/23/2036	85,000	90,774
4.65%, 02/23/2046	40,000	43,194
Arch Capital Finance LLC 5.03%, 12/15/2046	92,000	96,452
Arizona Public Service Co.
2.20%, 01/15/2020	83,000	83,097
3.35%, 06/15/2024	169,000	172,444
4.50%, 04/01/2042	8,000	8,402
5.05%, 09/01/2041	23,000	25,939
Arrow Electronics, Inc.
3.00%, 03/01/2018	21,000	21,239
6.88%, 06/01/2018	50,000	53,138
7.50%, 01/15/2027	380,000	452,159
AT&T, Inc.
3.00%, 06/30/2022	244,000	239,513
3.40%, 05/15/2025	1,442,000	1,389,833
3.60%, 02/17/2023	1,101,000	1,110,381
3.80%, 03/15/2022	460,000	471,564
3.88%, 08/15/2021	75,000	77,433
3.95%, 01/15/2025	43,000	43,074
4.13%, 02/17/2026	745,000	754,362
4.30%, 12/15/2042	696,000	623,042
4.35%, 06/15/2045	345,000	307,406
4.50%, 05/15/2035 - 03/09/2048	935,000	850,305
4.75%, 05/15/2046	81,000	76,741
4.80%, 06/15/2044	465,000	439,385
5.15%, 03/15/2042	110,000	109,579
5.35%, 09/01/2040	79,000	81,133
5.50%, 02/01/2018	50,000	51,950
6.15%, 09/15/2034	134,000	145,792
6.38%, 03/01/2041	205,000	236,081
Atmos Energy Corp.
4.13%, 10/15/2044	75,000	74,597
6.35%, 06/15/2017	100,000	102,280
8.50%, 03/15/2019	126,000	143,275

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
AvalonBay Communities, Inc.
2.85%, 03/15/2023, MTN	$ 170,000	$ 167,110
3.50%, 11/15/2024, MTN	70,000	70,589
3.90%, 10/15/2046, MTN	34,000	31,563
BAE Systems Holdings, Inc.
3.80%, 10/07/2024 (C)	45,000	46,112
3.85%, 12/15/2025 (C)	200,000	203,975
4.75%, 10/07/2044 (C)	48,000	48,573
6.38%, 06/01/2019 (C)	80,000	87,274
Baltimore Gas & Electric Co.
2.80%, 08/15/2022	180,000	180,789
3.35%, 07/01/2023	260,000	266,151
3.50%, 08/15/2046	141,000	126,870
5.20%, 06/15/2033	200,000	217,886
Bank of America Corp.
2.00%, 01/11/2018	913,000	915,101
2.25%, 04/21/2020, MTN	655,000	651,181
2.50%, 10/21/2022, MTN	1,585,000	1,532,896
2.60%, 01/15/2019	1,865,000	1,880,942
2.63%, 10/19/2020, MTN	115,000	115,066
2.65%, 04/01/2019	200,000	202,113
3.30%, 01/11/2023, MTN	1,339,000	1,343,472
3.50%, 04/19/2026, MTN	205,000	202,268
3.88%, 08/01/2025, MTN	805,000	818,549
3.95%, 04/21/2025, MTN	1,098,000	1,093,047
4.00%, 04/01/2024 - 01/22/2025, MTN	475,000	478,515
4.25%, 10/22/2026, MTN	142,000	143,719
4.45%, 03/03/2026, MTN	570,000	587,407
5.00%, 05/13/2021 - 01/21/2044, MTN	375,000	408,662
5.63%, 07/01/2020, MTN	460,000	505,794
5.65%, 05/01/2018, MTN	105,000	110,015
5.88%, 02/07/2042, MTN	20,000	24,173
6.25% (B), 09/05/2024 (I)	440,000	440,000
6.40%, 08/28/2017, MTN	100,000	103,067
6.88%, 04/25/2018, MTN	400,000	425,164
7.63%, 06/01/2019, MTN	200,000	224,743
Bank of New York Mellon Corp.
2.15%, 02/24/2020, MTN	850,000	847,497
2.20%, 03/04/2019, MTN	60,000	60,428
2.50%, 04/15/2021, MTN	185,000	185,206
2.60%, 08/17/2020, MTN	182,000	183,325
2.80%, 05/04/2026, MTN	51,000	49,114
3.25%, 09/11/2024, MTN	190,000	190,840
3.55%, 09/23/2021	19,000	19,788
4.15%, 02/01/2021, MTN	55,000	58,317
4.60%, 01/15/2020, MTN	100,000	106,841
4.63% (B), 09/20/2026 (I)	759,000	696,246
4.95% (B), 06/20/2020 (I)	270,000	271,350
Barrick North America Finance LLC 4.40%, 05/30/2021	16,000	16,814
Baxalta, Inc.
3.60%, 06/23/2022	185,000	186,416
4.00%, 06/23/2025	330,000	330,964
5.25%, 06/23/2045	28,000	29,888
Bayer US Finance LLC 3.38%, 10/08/2024 (C)	200,000	198,998

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
BB&T Corp.
1.60%, 08/15/2017, MTN	$ 31,000	$ 31,035
2.45%, 01/15/2020, MTN	56,000	56,439
2.63%, 06/29/2020, MTN	270,000	272,115
6.85%, 04/30/2019, MTN	60,000	66,499
Becton Dickinson and Co.
2.68%, 12/15/2019	25,000	25,365
3.73%, 12/15/2024	177,000	181,004
Bed Bath & Beyond, Inc. 4.92%, 08/01/2034 (H)	344,000	344,183
BellSouth LLC 6.55%, 06/15/2034	423,000	464,176
Berkshire Hathaway Energy Co.
2.40%, 02/01/2020	45,000	45,123
3.50%, 02/01/2025	791,000	806,672
3.75%, 11/15/2023	293,000	306,392
4.50%, 02/01/2045	290,000	300,852
6.13%, 04/01/2036	75,000	93,666
Berkshire Hathaway Finance Corp.
4.30%, 05/15/2043	110,000	113,645
4.40%, 05/15/2042	62,000	65,271
5.40%, 05/15/2018	200,000	210,488
Berkshire Hathaway, Inc.
2.75%, 03/15/2023	851,000	847,805
3.13%, 03/15/2026	645,000	640,811
3.40%, 01/31/2022	106,000	110,634
3.75%, 08/15/2021 (H)	122,000	129,202
Biogen, Inc.
3.63%, 09/15/2022	122,000	125,229
5.20%, 09/15/2045	322,000	344,587
BlackRock, Inc.
3.38%, 06/01/2022	50,000	51,837
3.50%, 03/18/2024	40,000	41,427
Blackstone Holdings Finance Co. LLC
4.45%, 07/15/2045 (C)	33,000	30,152
5.88%, 03/15/2021 (C)	120,000	134,532
BMW US Capital LLC 2.25%, 09/15/2023 (C)	180,000	172,505
Boardwalk Pipelines, LP
4.95%, 12/15/2024	258,000	264,906
5.95%, 06/01/2026	232,000	252,007
Boston Gas Co. 4.49%, 02/15/2042 (C)	24,000	24,541
Boston Properties, LP
2.75%, 10/01/2026	84,000	76,803
3.65%, 02/01/2026	509,000	502,646
3.80%, 02/01/2024	175,000	177,486
3.85%, 02/01/2023	160,000	164,170
Branch Banking & Trust Co. 2.85%, 04/01/2021	520,000	527,961
Brixmor Operating Partnership, LP
3.85%, 02/01/2025	150,000	147,707
3.88%, 08/15/2022	340,000	346,612
Brown-Forman Corp. 4.50%, 07/15/2045	75,000	78,402
Buckeye Partners, LP
3.95%, 12/01/2026	157,000	152,794
4.15%, 07/01/2023	51,000	51,607

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Buckeye Partners, LP (continued)
4.35%, 10/15/2024	$ 60,000	$ 61,232
4.88%, 02/01/2021	220,000	233,593
5.60%, 10/15/2044	280,000	283,543
5.85%, 11/15/2043	100,000	103,102
Bunge, Ltd. Finance Corp.
3.25%, 08/15/2026	85,000	81,623
3.50%, 11/24/2020	55,000	55,980
8.50%, 06/15/2019	130,000	148,935
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	198,000	200,404
3.05%, 03/15/2022 - 09/01/2022	216,000	220,667
3.45%, 09/15/2021	40,000	41,774
3.90%, 08/01/2046	505,000	493,727
4.10%, 06/01/2021	140,000	149,227
4.15%, 04/01/2045	85,000	86,199
4.40%, 03/15/2042	50,000	52,130
4.45%, 03/15/2043	50,000	52,400
5.15%, 09/01/2043	231,000	265,291
5.40%, 06/01/2041	60,000	70,822
7.95%, 08/15/2030	200,000	284,458
Capital One Bank USA NA
2.25%, 02/13/2019	250,000	251,116
3.38%, 02/15/2023	1,145,000	1,134,251
Capital One Financial Corp.
3.20%, 02/05/2025	175,000	169,616
3.75%, 04/24/2024 - 07/28/2026	585,000	571,459
4.20%, 10/29/2025	275,000	275,915
Capital One NA
2.35%, 08/17/2018	955,000	960,486
2.40%, 09/05/2019	300,000	300,667
Cardinal Health, Inc.
3.75%, 09/15/2025	68,000	70,232
4.90%, 09/15/2045	60,000	63,311
Cargill, Inc. 3.30%, 03/01/2022 (C)	110,000	112,353
Caterpillar Financial Services Corp.
1.70%, 06/16/2018, MTN	150,000	150,132
2.10%, 06/09/2019, MTN	43,000	43,157
2.75%, 08/20/2021, MTN	60,000	60,320
2.85%, 06/01/2022, MTN	77,000	77,153
3.75%, 11/24/2023, MTN	121,000	127,101
7.15%, 02/15/2019, MTN	100,000	110,714
Caterpillar, Inc.
1.50%, 06/26/2017	35,000	35,045
2.60%, 06/26/2022	31,000	30,885
CBS Corp.
3.70%, 08/15/2024	173,000	174,265
4.00%, 01/15/2026	83,000	84,415
4.85%, 07/01/2042	100,000	97,890
4.90%, 08/15/2044	68,000	68,068
Celgene Corp.
2.13%, 08/15/2018	74,000	74,297
3.25%, 08/15/2022	20,000	20,178
3.63%, 05/15/2024	186,000	186,909
3.88%, 08/15/2025	340,000	344,865
5.00%, 08/15/2045	309,000	321,277

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Centel Capital Corp. 9.00%, 10/15/2019	$ 25,000	$ 28,375
CenterPoint Energy Resources Corp. 4.50%, 01/15/2021	130,000	136,398
CF Industries, Inc.
3.40%, 12/01/2021 (C)	215,000	212,740
4.50%, 12/01/2026 (C)	375,000	368,585
5.38%, 03/15/2044	210,000	173,315
7.13%, 05/01/2020	200,000	218,000
Charter Communications Operating LLC / Charter Communications Operating Capital
3.58%, 07/23/2020	180,000	183,642
4.46%, 07/23/2022	303,000	316,644
4.91%, 07/23/2025	1,935,000	2,039,355
6.38%, 10/23/2035	89,000	101,623
6.83%, 10/23/2055	120,000	140,679
Chevron Corp.
2.10%, 05/16/2021	990,000	981,512
2.36%, 12/05/2022	233,000	228,657
2.42%, 11/17/2020	335,000	337,385
2.57%, 05/16/2023	200,000	197,177
3.19%, 06/24/2023	74,000	75,796
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co., LP 3.40%, 12/01/2026 (C)	95,000	94,839
Chubb INA Holdings, Inc.
2.30%, 11/03/2020	90,000	89,979
2.88%, 11/03/2022	91,000	91,745
3.15%, 03/15/2025	131,000	130,530
3.35%, 05/03/2026	63,000	63,813
Cigna Corp. 4.00%, 02/15/2022	480,000	501,468
Cisco Systems, Inc.
1.85%, 09/20/2021	200,000	195,193
2.20%, 02/28/2021	1,120,000	1,117,586
2.60%, 02/28/2023	570,000	565,739
2.95%, 02/28/2026 (H)	117,000	115,862
3.00%, 06/15/2022	222,000	226,289
Citigroup, Inc.
1.70%, 04/27/2018	300,000	299,339
1.75%, 05/01/2018	112,000	111,761
1.80%, 02/05/2018	169,000	168,906
2.15%, 07/30/2018	82,000	82,271
2.35%, 08/02/2021	502,000	491,056
2.40%, 02/18/2020	135,000	134,726
2.50%, 09/26/2018 - 07/29/2019	410,000	413,448
2.70%, 03/30/2021	290,000	289,336
2.90%, 12/08/2021	1,370,000	1,366,304
3.20%, 10/21/2026	194,000	185,507
3.40%, 05/01/2026	490,000	476,114
3.70%, 01/12/2026	965,000	960,032
3.88%, 03/26/2025	100,000	99,340
4.13%, 07/25/2028	213,000	210,407
4.30%, 11/20/2026	460,000	464,199
4.40%, 06/10/2025	408,000	417,404
4.45%, 09/29/2027	70,000	71,109
4.60%, 03/09/2026	415,000	428,937
4.75%, 05/18/2046	400,000	400,462

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Citigroup, Inc. (continued)
5.50%, 09/13/2025	$ 115,000	$ 126,386
5.80% (B), 11/15/2019 (I)	195,000	196,706
5.88% (B), 03/27/2020 (H) (I)	395,000	398,950
Citizens Financial Group, Inc.
2.38%, 07/28/2021	219,000	214,761
4.30%, 12/03/2025	60,000	60,949
Cleveland Electric Illuminating Co.
7.88%, 11/01/2017	50,000	52,589
8.88%, 11/15/2018	70,000	78,664
CME Group, Inc. 3.00%, 09/15/2022 - 03/15/2025	226,000	228,221
CMS Energy Corp.
2.95%, 02/15/2027	213,000	202,157
8.75%, 06/15/2019	50,000	57,735
CNA Financial Corp. 7.35%, 11/15/2019	200,000	226,825
Coca-Cola Co. 2.55%, 06/01/2026	470,000	445,484
Columbia Pipeline Group, Inc.
4.50%, 06/01/2025	180,000	189,103
5.80%, 06/01/2045	255,000	293,242
Comcast Cable Communications LLC 8.88%, 05/01/2017	100,000	102,515
Comcast Corp.
1.63%, 01/15/2022	325,000	311,518
2.35%, 01/15/2027	420,000	387,169
2.75%, 03/01/2023	53,000	52,621
3.20%, 07/15/2036	200,000	179,895
3.40%, 07/15/2046	365,000	318,759
4.20%, 08/15/2034	278,000	283,970
4.25%, 01/15/2033	139,000	144,652
4.60%, 08/15/2045	555,000	581,789
4.75%, 03/01/2044	530,000	568,438
6.45%, 03/15/2037	60,000	77,469
6.50%, 11/15/2035	210,000	268,921
7.05%, 03/15/2033	90,000	120,824
Comerica, Inc. 3.80%, 07/22/2026	180,000	177,233
Commonwealth Edison Co.
2.55%, 06/15/2026	275,000	261,996
3.65%, 06/15/2046	81,000	76,121
4.35%, 11/15/2045	250,000	261,025
ConocoPhillips Co.
1.05%, 12/15/2017	70,000	69,642
3.35%, 11/15/2024	150,000	149,136
4.20%, 03/15/2021	172,000	182,702
4.95%, 03/15/2026	660,000	728,641
ConocoPhillips Holding Co. 6.95%, 04/15/2029	130,000	163,483
Consolidated Edison Co. of New York, Inc.
3.85%, 06/15/2046	325,000	310,094
4.20%, 03/15/2042	25,000	25,067
4.30%, 12/01/2056	35,000	34,952
4.50%, 12/01/2045	330,000	349,918
Consumers Energy Co.
2.85%, 05/15/2022	8,000	8,126
3.25%, 08/15/2046	52,000	45,907

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Consumers Energy Co. (continued)
4.35%, 08/31/2064	$ 32,000	$ 32,047
5.65%, 04/15/2020	110,000	121,164
Continental Airlines Pass-Through Trust 4.00%, 04/29/2026	35,582	36,383
Costco Wholesale Corp. 2.25%, 02/15/2022	142,000	140,744
Cox Communications, Inc.
3.25%, 12/15/2022 (C)	140,000	136,372
3.35%, 09/15/2026 (C)	67,000	63,981
4.80%, 02/01/2035 (C)	250,000	232,869
Crown Castle International Corp.
2.25%, 09/01/2021	96,000	92,875
3.40%, 02/15/2021	155,000	157,286
3.70%, 06/15/2026	254,000	249,309
4.45%, 02/15/2026	276,000	285,547
4.88%, 04/15/2022	150,000	159,720
Crown Castle Towers LLC 3.22%, 05/15/2042 (C)	104,000	105,719
CSX Corp.
3.40%, 08/01/2024	200,000	203,724
3.95%, 05/01/2050	46,000	41,368
4.25%, 06/01/2021	23,000	24,570
4.75%, 05/30/2042	27,000	28,105
6.00%, 10/01/2036, MTN	70,000	83,612
7.90%, 05/01/2017	95,000	97,013
CVS Health Corp.
2.13%, 06/01/2021	1,020,000	1,000,155
2.75%, 12/01/2022	473,000	465,964
2.88%, 06/01/2026	1,022,000	974,137
3.88%, 07/20/2025	474,000	488,978
4.00%, 12/05/2023	138,000	145,403
5.30%, 12/05/2043	47,000	53,255
CVS Pass-Through Trust
4.70%, 01/10/2036 (C)	64,322	67,892
5.93%, 01/10/2034 (C)	223,646	255,476
6.20%, 10/10/2025 (C)	109,199	120,331
Daimler Finance North America LLC
2.25%, 09/03/2019 - 03/02/2020 (C)	615,000	612,954
2.38%, 08/01/2018 (C)	151,000	152,136
2.45%, 05/18/2020 (C)	640,000	638,712
2.88%, 03/10/2021 (C)	250,000	251,538
Danaher Corp. 2.40%, 09/15/2020	56,000	56,118
DDR Corp.
3.50%, 01/15/2021	475,000	482,221
3.63%, 02/01/2025	100,000	96,736
Deere & Co.
2.60%, 06/08/2022	15,000	14,927
3.90%, 06/09/2042	13,000	13,017
Delmarva Power & Light Co.
4.00%, 06/01/2042	47,000	45,683
4.15%, 05/15/2045	140,000	143,463
Delta Air Lines Pass-Through Trust 4.75%, 11/07/2021	24,601	25,708
Devon Energy Corp.
3.25%, 05/15/2022	139,000	138,118
4.75%, 05/15/2042	24,000	22,673
5.00%, 06/15/2045	145,000	142,439

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Diageo Investment Corp. 8.00%, 09/15/2022	$ 40,000	$ 49,991
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.
4.42%, 06/15/2021 (C)	583,000	603,256
5.45%, 06/15/2023 (C)	427,000	452,936
6.02%, 06/15/2026 (C)	843,000	913,219
8.35%, 07/15/2046 (C)	80,000	98,503
Diamond Offshore Drilling, Inc. 4.88%, 11/01/2043	113,000	80,267
Discover Bank
3.20%, 08/09/2021	850,000	854,979
4.20%, 08/08/2023	350,000	364,641
4.25%, 03/13/2026	250,000	254,681
Discovery Communications LLC
3.30%, 05/15/2022	190,000	189,362
4.38%, 06/15/2021	137,000	144,454
4.95%, 05/15/2042	50,000	46,116
Dominion Gas Holdings LLC
2.50%, 12/15/2019	100,000	101,100
2.80%, 11/15/2020	59,000	59,537
4.60%, 12/15/2044	277,000	275,606
Dominion Resources, Inc.
2.85%, 08/15/2026	497,000	465,307
3.63%, 12/01/2024	310,000	311,940
3.90%, 10/01/2025	285,000	290,969
4.10% (J), 04/01/2021	290,000	302,084
4.90%, 08/01/2041	11,000	11,548
5.25%, 08/01/2033	90,000	97,054
6.30%, 03/15/2033	50,000	59,485
Dow Chemical Co.
3.00%, 11/15/2022	38,000	38,017
4.13%, 11/15/2021	38,000	40,152
5.25%, 11/15/2041	17,000	18,367
8.55%, 05/15/2019	40,000	45,843
8.85%, 09/15/2021	190,000	232,980
DTE Electric Co.
2.65%, 06/15/2022	13,000	13,084
3.70%, 03/15/2045	123,000	117,601
3.95%, 06/15/2042	20,000	19,870
DTE Energy Co.
2.40%, 12/01/2019	31,000	31,153
3.50%, 06/01/2024	111,000	111,867
3.85%, 12/01/2023	64,000	66,215
Duke Energy Carolinas LLC
3.88%, 03/15/2046	190,000	185,859
3.90%, 06/15/2021	100,000	106,144
4.25%, 12/15/2041	17,000	17,391
6.00%, 12/01/2028	100,000	124,004
Duke Energy Corp.
2.65%, 09/01/2026	160,000	149,332
3.75%, 04/15/2024 - 09/01/2046	355,000	339,226
3.95%, 10/15/2023	300,000	314,663
Duke Energy Florida LLC 5.90%, 03/01/2033	60,000	69,424
Duke Energy Indiana LLC 3.75%, 05/15/2046	290,000	272,766

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Duke Energy Ohio, Inc. 3.80%, 09/01/2023	$ 136,000	$ 142,750
Duke Energy Progress LLC
2.80%, 05/15/2022	32,000	32,355
3.00%, 09/15/2021	67,000	68,721
3.25%, 08/15/2025	106,000	107,637
3.70%, 10/15/2046	113,000	107,002
4.15%, 12/01/2044	450,000	447,080
4.20%, 08/15/2045	130,000	132,281
4.38%, 03/30/2044	44,000	45,594
5.70%, 04/01/2035	100,000	119,354
Duke Realty, LP
3.25%, 06/30/2026	276,000	266,917
3.88%, 02/15/2021	500,000	521,085
4.38%, 06/15/2022	146,000	155,593
E.I. du Pont de Nemours & Co.
4.15%, 02/15/2043	44,000	41,444
5.60%, 12/15/2036	40,000	44,779
6.00%, 07/15/2018	30,000	31,880
Eaton Corp.
1.50%, 11/02/2017	27,000	27,022
4.00%, 11/02/2032	21,000	20,703
5.80%, 03/15/2037	130,000	151,307
6.95%, 03/20/2019	60,000	66,101
eBay, Inc.
2.60%, 07/15/2022	450,000	436,173
3.45%, 08/01/2024	139,000	136,832
Ecolab, Inc.
1.45%, 12/08/2017	103,000	102,898
2.25%, 01/12/2020	80,000	79,977
3.25%, 01/14/2023	66,000	67,205
5.50%, 12/08/2041	110,000	129,359
Edison International 2.95%, 03/15/2023	550,000	543,535
Emera US Finance, LP
3.55%, 06/15/2026 (C)	270,000	265,418
4.75%, 06/15/2046 (C)	400,000	403,378
Energy Transfer Partners, LP
3.60%, 02/01/2023	226,000	222,273
4.05%, 03/15/2025	118,000	116,809
5.15%, 02/01/2043	315,000	293,537
6.50%, 02/01/2042	36,000	38,893
EnLink Midstream Partners, LP
4.15%, 06/01/2025	245,000	237,813
5.05%, 04/01/2045	58,000	52,580
Entergy Arkansas, Inc.
3.05%, 06/01/2023	158,000	158,585
3.50%, 04/01/2026	61,000	62,162
3.75%, 02/15/2021	130,000	136,316
Entergy Corp.
2.95%, 09/01/2026	285,000	266,601
4.00%, 07/15/2022	285,000	298,018
Entergy Louisiana LLC
2.40%, 10/01/2026	548,000	511,356
3.05%, 06/01/2031	107,000	101,309
Entergy Mississippi, Inc. 2.85%, 06/01/2028	251,000	238,340

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Enterprise Products Operating LLC
2.55%, 10/15/2019	$ 600,000	$ 606,123
3.35%, 03/15/2023	204,000	206,521
3.75%, 02/15/2025	193,000	196,100
3.90%, 02/15/2024	650,000	670,394
3.95%, 02/15/2027 (H)	245,000	250,976
4.85%, 03/15/2044	166,000	167,594
4.90%, 05/15/2046	670,000	687,756
4.95%, 10/15/2054	35,000	33,919
5.10%, 02/15/2045	65,000	68,552
5.75%, 03/01/2035	100,000	109,219
5.95%, 02/01/2041	36,000	40,640
7.55%, 04/15/2038	120,000	155,061
EOG Resources, Inc.
2.63%, 03/15/2023	47,000	45,562
4.10%, 02/01/2021	80,000	84,309
Equifax, Inc. 2.30%, 06/01/2021	59,000	57,820
Equity Commonwealth 6.65%, 01/15/2018	110,000	112,788
ERAC USA Finance LLC
4.20%, 11/01/2046 (C)	235,000	214,749
4.50%, 08/16/2021 - 02/15/2045 (C)	285,000	289,324
5.25%, 10/01/2020 (C)	8,000	8,718
5.63%, 03/15/2042 (C)	37,000	40,784
6.70%, 06/01/2034 (C)	44,000	53,362
ERP Operating, LP
2.38%, 07/01/2019	32,000	32,252
2.85%, 11/01/2026	96,000	90,511
3.00%, 04/15/2023	150,000	147,933
4.63%, 12/15/2021	19,000	20,638
Exelon Corp.
2.45%, 04/15/2021	55,000	54,339
3.40%, 04/15/2026	508,000	498,438
3.95%, 06/15/2025	245,000	251,869
4.45%, 04/15/2046	50,000	48,946
Exelon Generation Co. LLC 2.95%, 01/15/2020	525,000	531,243
Express Scripts Holding Co.
3.00%, 07/15/2023	51,000	49,369
3.40%, 03/01/2027	305,000	285,758
3.50%, 06/15/2024	90,000	88,939
4.50%, 02/25/2026	374,000	385,023
4.80%, 07/15/2046	62,000	59,360
Exxon Mobil Corp.
2.40%, 03/06/2022	144,000	143,263
2.73%, 03/01/2023	1,306,000	1,310,443
4.11%, 03/01/2046	128,000	131,107
FedEx Corp.
3.90%, 02/01/2035	73,000	70,097
4.10%, 02/01/2045	645,000	603,939
Fifth Third Bancorp 2.88%, 07/27/2020	205,000	207,255
Fifth Third Bank
2.38%, 04/25/2019	300,000	302,255
3.85%, 03/15/2026	420,000	422,656
FirstEnergy Transmission LLC 4.35%, 01/15/2025 (C)	500,000	517,329

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Florida Power & Light Co.
3.13%, 12/01/2025	$ 615,000	$ 621,791
4.95%, 06/01/2035	70,000	79,861
5.13%, 06/01/2041	30,000	35,075
5.63%, 04/01/2034	100,000	121,181
Fluor Corp. 3.38%, 09/15/2021	149,000	152,823
Ford Motor Co.
5.29%, 12/08/2046	195,000	197,533
7.45%, 07/16/2031	520,000	652,623
Ford Motor Credit Co. LLC
1.68%, 09/08/2017	200,000	199,676
2.24%, 06/15/2018	200,000	200,271
2.38%, 01/16/2018 - 03/12/2019	400,000	400,774
2.46%, 03/27/2020	250,000	246,790
2.88%, 10/01/2018	200,000	202,389
3.00%, 06/12/2017	200,000	201,164
3.20%, 01/15/2021	625,000	625,912
3.66%, 09/08/2024	985,000	961,121
4.13%, 08/04/2025	210,000	210,252
4.25%, 02/03/2017	200,000	200,394
4.39%, 01/08/2026, MTN	440,000	445,929
Forest Laboratories LLC 5.00%, 12/15/2021 (C)	269,000	290,838
Freeport Minerals Corp. 7.13%, 11/01/2027	200,000	204,000
Freeport-McMoRan, Inc.
2.15%, 03/01/2017	81,000	80,494
3.55%, 03/01/2022 (H)	170,000	158,100
5.40%, 11/14/2034	260,000	218,400
Gap, Inc. 5.95%, 04/12/2021 (H)	63,000	66,297
General Electric Co.
2.10%, 12/11/2019	86,000	86,629
2.20%, 01/09/2020, MTN	172,000	172,560
2.30%, 04/27/2017, MTN	187,000	187,714
2.70%, 10/09/2022	34,000	33,994
3.10%, 01/09/2023, MTN	158,000	160,129
3.15%, 09/07/2022, MTN	250,000	255,325
3.38%, 03/11/2024	292,000	300,126
4.38%, 09/16/2020, MTN	104,000	111,785
4.50%, 03/11/2044	500,000	536,737
4.65%, 10/17/2021, MTN	222,000	243,521
5.50%, 01/08/2020, MTN	60,000	65,742
5.63%, 09/15/2017 - 05/01/2018, MTN	240,000	250,830
6.00%, 08/07/2019, MTN	101,000	111,591
6.75%, 03/15/2032, MTN	72,000	95,841
General Motors Co.
4.88%, 10/02/2023	60,000	62,896
5.20%, 04/01/2045	280,000	269,895
6.60%, 04/01/2036	140,000	160,021
General Motors Financial Co., Inc.
3.10%, 01/15/2019	585,000	591,209
3.20%, 07/13/2020 - 07/06/2021	420,000	419,844
3.25%, 05/15/2018	20,000	20,262
3.70%, 05/09/2023	690,000	678,951
4.00%, 01/15/2025 - 10/06/2026	1,090,000	1,050,599

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Georgia Power Co. 3.25%, 04/01/2026	$ 49,000	$ 49,243
Gilead Sciences, Inc.
2.50%, 09/01/2023	55,000	53,038
2.95%, 03/01/2027	665,000	636,444
3.65%, 03/01/2026	225,000	228,136
3.70%, 04/01/2024	465,000	477,288
4.00%, 09/01/2036	58,000	55,614
4.15%, 03/01/2047	190,000	180,463
4.40%, 12/01/2021	120,000	129,101
4.50%, 02/01/2045	310,000	309,739
4.60%, 09/01/2035	102,000	105,793
4.75%, 03/01/2046	125,000	129,334
Goldman Sachs Group, Inc.
2.35%, 11/15/2021	1,405,000	1,365,042
2.38%, 01/22/2018	565,000	568,359
2.60%, 04/23/2020	186,000	186,195
2.63%, 01/31/2019 - 04/25/2021	711,000	711,079
2.75%, 09/15/2020	316,000	317,365
2.88%, 02/25/2021	80,000	80,370
3.50%, 01/23/2025 - 11/16/2026	1,832,000	1,804,913
3.63%, 01/22/2023	810,000	827,344
3.75%, 05/22/2025	202,000	202,525
3.85%, 07/08/2024, MTN	427,000	435,878
4.00%, 03/03/2024	40,000	41,497
4.75%, 10/21/2045	100,000	105,564
5.15%, 05/22/2045	693,000	728,800
5.25%, 07/27/2021	50,000	54,800
5.38%, 03/15/2020, MTN	606,000	657,502
5.38% (B), 05/10/2020 (I)	195,000	196,950
5.70% (B), 05/10/2019 (H) (I)	410,000	420,168
5.75%, 01/24/2022	160,000	179,874
5.95%, 01/18/2018	115,000	119,800
6.00%, 06/15/2020, MTN	220,000	243,967
7.50%, 02/15/2019, MTN	435,000	482,233
Great Plains Energy, Inc. 4.85%, 06/01/2021	74,000	78,836
GTP Acquisition Partners I LLC
2.35%, 06/15/2045 (C)	39,000	38,007
3.48%, 06/15/2050 (C)	36,000	34,972
Guardian Life Global Funding 2.00%, 04/26/2021 (C)	150,000	146,293
Gulf South Pipeline Co., LP 4.00%, 06/15/2022	250,000	253,245
Halliburton Co.
3.50%, 08/01/2023	107,000	108,649
3.80%, 11/15/2025	580,000	589,220
4.85%, 11/15/2035	157,000	165,577
7.60%, 08/15/2096 (C)	40,000	49,855
8.75%, 02/15/2021	100,000	121,876
Harris Corp.
2.70%, 04/27/2020	685,000	684,246
3.83%, 04/27/2025	490,000	497,775
4.85%, 04/27/2035	70,000	73,545
5.05%, 04/27/2045	190,000	200,605
HCP, Inc.
3.40%, 02/01/2025	38,000	36,359
3.75%, 02/01/2019	200,000	205,620

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
HCP, Inc. (continued)
3.88%, 08/15/2024	$ 200,000	$ 199,900
4.00%, 06/01/2025	407,000	404,582
4.20%, 03/01/2024	127,000	129,257
4.25%, 11/15/2023	297,000	304,986
Hess Corp.
4.30%, 04/01/2027	275,000	273,741
5.80%, 04/01/2047	310,000	321,724
Historic TW, Inc. 6.63%, 05/15/2029	72,000	88,056
Home Depot, Inc.
2.13%, 09/15/2026	54,000	49,810
2.63%, 06/01/2022	150,000	150,723
3.00%, 04/01/2026	53,000	52,898
3.50%, 09/15/2056	457,000	400,034
3.75%, 02/15/2024	110,000	115,806
4.20%, 04/01/2043	103,000	106,126
Honeywell International, Inc. 2.50%, 11/01/2026	360,000	340,754
HP, Inc.
3.75%, 12/01/2020	25,000	25,885
4.30%, 06/01/2021	32,000	33,491
4.38%, 09/15/2021	60,000	63,120
4.65%, 12/09/2021	87,000	92,863
HSBC USA, Inc.
1.63%, 01/16/2018	200,000	199,650
2.35%, 03/05/2020	583,000	578,441
Huntington Bancshares, Inc. 2.30%, 01/14/2022	271,000	262,839
Huntington National Bank
2.00%, 06/30/2018	250,000	250,108
2.20%, 11/06/2018	250,000	250,707
Hyundai Capital America
2.00%, 07/01/2019 (C)	64,000	63,505
2.40%, 10/30/2018 (C)	120,000	120,501
Illinois Tool Works, Inc.
2.65%, 11/15/2026	430,000	411,045
3.50%, 03/01/2024	100,000	103,851
3.90%, 09/01/2042	192,000	191,869
Indiana Michigan Power Co. 3.20%, 03/15/2023	120,000	121,152
Ingersoll-Rand Global Holding Co., Ltd. 2.88%, 01/15/2019	71,000	72,271
Intel Corp.
3.10%, 07/29/2022	15,000	15,425
3.30%, 10/01/2021	15,000	15,587
3.70%, 07/29/2025	104,000	109,695
4.00%, 12/15/2032	181,000	186,603
4.10%, 05/19/2046	30,000	29,735
4.80%, 10/01/2041	33,000	36,327
Intercontinental Exchange, Inc.
2.50%, 10/15/2018	147,000	148,950
4.00%, 10/15/2023	115,000	120,596
International Business Machines Corp.
1.80%, 05/17/2019	100,000	100,043
2.25%, 02/19/2021	279,000	278,661
7.00%, 10/30/2025	50,000	64,327

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
International Lease Finance Corp.
3.88%, 04/15/2018	$ 614,000	$ 625,512
5.88%, 08/15/2022	150,000	162,750
International Paper Co.
3.00%, 02/15/2027	150,000	141,516
7.30%, 11/15/2039	100,000	127,422
Intuit, Inc. 5.75%, 03/15/2017	120,000	121,065
ITC Holdings Corp.
3.25%, 06/30/2026	150,000	145,717
3.65%, 06/15/2024	205,000	205,470
5.30%, 07/01/2043	165,000	180,490
Jackson National Life Global Funding
1.88%, 10/15/2018 (C)	113,000	113,233
2.25%, 04/29/2021 (C)	730,000	719,916
3.05%, 04/29/2026 (C)	81,000	77,598
4.70%, 06/01/2018 (C)	100,000	103,920
JB Hunt Transport Services, Inc. 3.30%, 08/15/2022	535,000	537,126
Jefferies Group LLC 6.88%, 04/15/2021	245,000	278,720
Jersey Central Power & Light Co. 4.30%, 01/15/2026 (C)	320,000	331,281
John Deere Capital Corp.
1.20%, 10/10/2017	41,000	40,973
1.35%, 01/16/2018, MTN	63,000	62,923
1.60%, 07/13/2018, MTN	179,000	178,942
1.70%, 01/15/2020	30,000	29,656
2.38%, 07/14/2020, MTN	215,000	215,638
2.45%, 09/11/2020, MTN	163,000	163,676
2.75%, 03/15/2022, MTN	25,000	25,081
2.80%, 03/04/2021, MTN	1,125,000	1,141,076
3.15%, 10/15/2021, MTN	20,000	20,516
3.35%, 06/12/2024, MTN	166,000	169,580
John Sevier Combined Cycle Generation LLC 4.63%, 01/15/2042	73,157	76,903
Kansas City Power & Light Co.
3.15%, 03/15/2023	47,000	46,649
5.30%, 10/01/2041	60,000	64,099
Kerr-McGee Corp. 7.88%, 09/15/2031	180,000	230,494
KeyBank NA 3.40%, 05/20/2026, MTN	405,000	393,284
KeyCorp
2.90%, 09/15/2020, MTN	84,000	84,996
5.10%, 03/24/2021, MTN	141,000	154,188
KeySpan Gas East Corp. 2.74%, 08/15/2026 (C)	402,000	381,633
Kimberly-Clark Corp. 2.40%, 03/01/2022 - 06/01/2023	114,000	111,653
Kimco Realty Corp.
3.13%, 06/01/2023	555,000	549,475
3.20%, 05/01/2021	175,000	177,677
Kinder Morgan Energy Partners, LP 5.63%, 09/01/2041	430,000	431,884
Kinder Morgan Finance Co. LLC 6.00%, 01/15/2018 (C)	675,000	702,809

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Kraft Heinz Foods Co.
2.80%, 07/02/2020	$ 350,000	$ 353,326
3.50%, 06/06/2022	101,000	102,714
3.95%, 07/15/2025	243,000	246,168
4.38%, 06/01/2046	730,000	686,915
5.00%, 06/04/2042	145,000	148,471
5.20%, 07/15/2045	369,000	386,274
6.13%, 08/23/2018	65,000	69,289
6.50%, 02/09/2040	100,000	121,844
6.88%, 01/26/2039	164,000	206,042
Kroger Co.
3.30%, 01/15/2021	147,000	151,047
3.40%, 04/15/2022	95,000	96,839
3.85%, 08/01/2023	190,000	197,294
3.88%, 10/15/2046	440,000	400,563
4.00%, 02/01/2024	90,000	93,916
6.15%, 01/15/2020	30,000	33,211
7.50%, 04/01/2031	230,000	309,698
8.00%, 09/15/2029	125,000	169,088
L-3 Communications Corp. 3.85%, 12/15/2026	152,000	151,090
Laboratory Corp. of America Holdings 3.20%, 02/01/2022	138,000	139,146
Legg Mason, Inc.
3.95%, 07/15/2024 (H)	115,000	115,413
4.75%, 03/15/2026	78,000	80,735
Liberty Mutual Group, Inc. 4.95%, 05/01/2022 (C)	100,000	109,111
Liberty Mutual Insurance Co. 7.88%, 10/15/2026 (C)	220,000	266,502
Liberty Property, LP
3.25%, 10/01/2026	54,000	51,710
3.38%, 06/15/2023	40,000	39,773
4.40%, 02/15/2024	95,000	100,035
Lincoln National Corp.
4.00%, 09/01/2023	100,000	104,247
4.20%, 03/15/2022	206,000	218,041
Lockheed Martin Corp.
2.90%, 03/01/2025	135,000	132,169
3.10%, 01/15/2023	73,000	73,798
3.55%, 01/15/2026	405,000	413,793
3.80%, 03/01/2045	180,000	170,464
4.07%, 12/15/2042	108,000	106,602
4.50%, 05/15/2036	250,000	265,795
4.85%, 09/15/2041	12,000	13,206
6.15%, 09/01/2036	89,000	111,341
Lowe’s Cos., Inc.
3.13%, 09/15/2024	50,000	50,255
3.38%, 09/15/2025	179,000	182,068
4.38%, 09/15/2045	165,000	169,982
4.65%, 04/15/2042	43,000	45,954
5.13%, 11/15/2041	13,000	14,737
5.50%, 10/15/2035	110,000	129,873
Macy’s Retail Holdings, Inc.
2.88%, 02/15/2023	405,000	385,437
4.30%, 02/15/2043	180,000	148,348
4.50%, 12/15/2034	34,000	30,394
5.13%, 01/15/2042	8,000	7,392

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Macy’s Retail Holdings, Inc. (continued)
6.38%, 03/15/2037	$ 150,000	$ 158,479
6.70%, 07/15/2034	69,000	75,196
7.45%, 07/15/2017	40,000	41,263
Magellan Midstream Partners, LP
3.20%, 03/15/2025	59,000	57,361
4.25%, 02/01/2021 - 09/15/2046	349,000	356,131
5.00%, 03/01/2026	250,000	274,142
5.15%, 10/15/2043	212,000	220,343
Manufacturers & Traders Trust Co. 6.63%, 12/04/2017	250,000	260,989
Marathon Oil Corp. 2.80%, 11/01/2022	100,000	95,626
Marathon Petroleum Corp. 3.63%, 09/15/2024	96,000	94,810
Marsh & McLennan Cos., Inc.
2.35%, 03/06/2020	191,000	191,168
3.30%, 03/14/2023	25,000	25,407
3.50%, 03/10/2025	93,000	93,634
Masco Corp.
3.50%, 04/01/2021	150,000	150,375
4.38%, 04/01/2026	180,000	181,800
Massachusetts Electric Co. 4.00%, 08/15/2046 (C)	113,000	108,492
Massachusetts Mutual Life Insurance Co.
5.38%, 12/01/2041 (C)	33,000	36,390
7.63%, 11/15/2023 (C)	250,000	296,878
MassMutual Global Funding II
2.00%, 04/05/2017 - 04/15/2021 (C)	560,000	550,319
2.10%, 08/02/2018 (C)	112,000	112,972
2.50%, 10/17/2022 (C)	100,000	98,197
McDonald’s Corp.
2.75%, 12/09/2020, MTN	65,000	65,725
3.70%, 02/15/2042, MTN	355,000	316,335
4.70%, 12/09/2035, MTN	39,000	41,259
4.88%, 12/09/2045, MTN	170,000	182,083
6.30%, 10/15/2037, MTN	71,000	89,203
McKesson Corp. 3.80%, 03/15/2024	260,000	267,974
Mead Johnson Nutrition Co.
4.13%, 11/15/2025	238,000	243,329
4.60%, 06/01/2044	70,000	67,644
Medco Health Solutions, Inc. 4.13%, 09/15/2020	90,000	94,437
Medtronic, Inc.
3.13%, 03/15/2022	72,000	73,563
3.15%, 03/15/2022	718,000	735,391
3.50%, 03/15/2025	750,000	772,285
4.38%, 03/15/2035	159,000	168,211
Merck & Co., Inc.
2.35%, 02/10/2022	536,000	532,243
2.40%, 09/15/2022	23,000	22,547
2.80%, 05/18/2023	18,000	18,070
3.70%, 02/10/2045	20,000	19,071
MetLife, Inc.
3.00%, 03/01/2025	290,000	284,513
4.05%, 03/01/2045	55,000	52,742
4.13%, 08/13/2042	440,000	433,033

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
MetLife, Inc. (continued)
4.75%, 02/08/2021	$ 350,000	$ 380,610
5.25% (B), 06/15/2020 (I)	485,000	491,062
6.40%, 12/15/2066	60,000	64,800
Metropolitan Edison Co. 4.00%, 04/15/2025 (C)	85,000	85,574
Metropolitan Life Global Funding I
1.50%, 01/10/2018 (C)	100,000	100,016
2.00%, 04/14/2020 (C)	180,000	177,974
3.00%, 01/10/2023 (C)	150,000	150,653
3.65%, 06/14/2018 (C)	120,000	123,449
3.88%, 04/11/2022 (C)	300,000	317,011
Microsoft Corp.
0.88%, 11/15/2017	22,000	21,987
2.38%, 02/12/2022 - 05/01/2023	347,000	341,708
2.40%, 08/08/2026	425,000	401,496
3.50%, 02/12/2035	68,000	65,455
3.63%, 12/15/2023	107,000	112,697
3.70%, 08/08/2046	980,000	922,636
3.75%, 02/12/2045	480,000	450,120
3.95%, 08/08/2056	88,000	83,114
4.00%, 02/12/2055	71,000	67,150
MidAmerican Energy Co.
3.50%, 10/15/2024	122,000	126,105
5.95%, 07/15/2017	70,000	71,761
Molson Coors Brewing Co.
3.00%, 07/15/2026	345,000	326,133
4.20%, 07/15/2046	55,000	51,278
Monsanto Co. 4.70%, 07/15/2064	18,000	16,213
Morgan Stanley
1.88%, 01/05/2018	99,000	99,148
2.38%, 07/23/2019, MTN	355,000	356,011
2.50%, 04/21/2021, MTN	855,000	845,704
2.63%, 11/17/2021, MTN	955,000	943,504
2.65%, 01/27/2020	444,000	446,091
2.80%, 06/16/2020	1,359,000	1,370,122
3.70%, 10/23/2024, MTN	312,000	315,717
3.88%, 04/29/2024	260,000	266,648
3.95%, 04/23/2027	365,000	361,317
4.00%, 07/23/2025, MTN	531,000	544,284
4.30%, 01/27/2045	329,000	327,871
4.35%, 09/08/2026, MTN	300,000	307,424
5.00%, 11/24/2025	334,000	356,808
5.45% (B), 07/15/2019 (I)	735,000	727,650
5.50%, 07/28/2021, MTN	620,000	687,045
5.63%, 09/23/2019, MTN	470,000	509,461
5.95%, 12/28/2017, MTN	100,000	104,083
6.63%, 04/01/2018, MTN	100,000	105,753
7.30%, 05/13/2019, MTN	470,000	523,711
Mosaic Co.
4.25%, 11/15/2023 (H)	207,000	208,727
4.88%, 11/15/2041	13,000	11,284
5.45%, 11/15/2033	255,000	252,911
5.63%, 11/15/2043	140,000	134,917
MPLX, LP 4.00%, 02/15/2025	70,000	68,040

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
MUFG Americas Holdings Corp.
2.25%, 02/10/2020	$ 11,000	$ 10,883
3.00%, 02/10/2025	105,000	100,803
MUFG Union Bank NA 2.63%, 09/26/2018	275,000	278,006
Mylan, Inc.
2.60%, 06/24/2018	155,000	155,897
3.13%, 01/15/2023 (C)	220,000	207,727
5.40%, 11/29/2043	40,000	37,458
Nabors Industries, Inc.
4.63%, 09/15/2021	170,000	172,808
5.00%, 09/15/2020	110,000	113,025
National Oilwell Varco, Inc. 1.35%, 12/01/2017	29,000	28,887
National Retail Properties, Inc. 3.60%, 12/15/2026	124,000	122,154
National Rural Utilities Cooperative Finance Corp.
2.70%, 02/15/2023	405,000	402,397
2.85%, 01/27/2025 (H)	235,000	230,937
National Semiconductor Corp. 6.60%, 06/15/2017	60,000	61,491
Nationwide Mutual Insurance Co.
8.25%, 12/01/2031 (C)	250,000	348,182
9.38%, 08/15/2039 (C)	80,000	120,834
NBCUniversal Media LLC 4.38%, 04/01/2021	150,000	162,048
Nevada Power Co.
5.45%, 05/15/2041	40,000	46,851
6.50%, 08/01/2018	25,000	26,882
6.65%, 04/01/2036	100,000	132,046
7.13%, 03/15/2019	50,000	55,588
New York Life Global Funding
1.55%, 11/02/2018 (C)	286,000	285,182
2.00%, 04/13/2021 (C)	230,000	225,812
2.35%, 07/14/2026 (C)	75,000	69,896
New York State Electric & Gas Corp. 3.25%, 12/01/2026 (C)	468,000	465,964
NextEra Energy Capital Holdings, Inc. 2.40%, 09/15/2019	106,000	106,600
Niagara Mohawk Power Corp. 3.51%, 10/01/2024 (C)	141,000	143,630
NiSource Finance Corp.
3.85%, 02/15/2023	50,000	51,656
4.80%, 02/15/2044	280,000	294,782
5.65%, 02/01/2045	89,000	103,770
5.80%, 02/01/2042	67,000	77,970
6.80%, 01/15/2019	80,000	87,324
Nissan Motor Acceptance Corp.
1.80%, 03/15/2018 (C)	214,000	214,211
1.90%, 09/14/2021 (C)	78,000	75,266
Noble Energy, Inc.
4.15%, 12/15/2021	90,000	93,662
5.05%, 11/15/2044	212,000	212,625
5.25%, 11/15/2043	335,000	341,236
5.63%, 05/01/2021	88,000	91,808
Nordstrom, Inc. 4.00%, 10/15/2021	21,000	21,989

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Norfolk Southern Corp.
3.25%, 12/01/2021	$ 11,000	$ 11,297
3.85%, 01/15/2024	125,000	130,160
3.95%, 10/01/2042	25,000	23,748
6.00%, 05/23/2111	96,000	112,303
7.05%, 05/01/2037	100,000	135,529
Northern States Power Co. 6.25%, 06/01/2036	70,000	90,666
Northrop Grumman Corp.
1.75%, 06/01/2018	40,000	40,110
3.20%, 02/01/2027	112,000	110,813
3.85%, 04/15/2045	260,000	246,642
Northrop Grumman Systems Corp. 7.75%, 02/15/2031	80,000	111,232
Northwest Airlines Pass-Through Trust 7.03%, 05/01/2021	155,242	173,282
Novartis Capital Corp.
2.40%, 09/21/2022	80,000	79,020
3.40%, 05/06/2024	165,000	170,033
Nucor Corp.
4.00%, 08/01/2023	70,000	73,585
5.20%, 08/01/2043	202,000	227,947
Occidental Petroleum Corp.
2.70%, 02/15/2023	88,000	87,147
3.40%, 04/15/2026	35,000	35,264
3.50%, 06/15/2025	68,000	68,960
4.63%, 06/15/2045	26,000	27,053
Oglethorpe Power Corp.
4.25%, 04/01/2046	330,000	315,482
4.55%, 06/01/2044	130,000	128,542
Ohio Power Co. 6.60%, 03/01/2033	65,000	79,449
Oklahoma Gas & Electric Co. 4.55%, 03/15/2044	135,000	144,809
Oncor Electric Delivery Co. LLC
2.15%, 06/01/2019	165,000	165,335
2.95%, 04/01/2025	45,000	44,564
6.80%, 09/01/2018	50,000	54,028
7.00%, 09/01/2022	50,000	61,028
ONEOK Partners, LP
3.20%, 09/15/2018	105,000	107,292
3.38%, 10/01/2022	30,000	30,125
4.90%, 03/15/2025	450,000	482,679
5.00%, 09/15/2023	65,000	70,732
6.13%, 02/01/2041	385,000	423,460
6.65%, 10/01/2036	220,000	249,571
Oracle Corp.
1.90%, 09/15/2021	425,000	415,307
2.38%, 01/15/2019 (H)	91,000	92,218
2.40%, 09/15/2023	1,484,000	1,437,701
2.50%, 05/15/2022 - 10/15/2022	921,000	912,988
2.95%, 05/15/2025	400,000	392,112
3.63%, 07/15/2023	178,000	186,558
3.85%, 07/15/2036	280,000	273,258
3.90%, 05/15/2035	30,000	29,589
4.00%, 07/15/2046	135,000	129,127
4.13%, 05/15/2045	560,000	542,730
4.30%, 07/08/2034	473,000	489,074
6.13%, 07/08/2039	65,000	81,795

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
PACCAR Financial Corp. 1.60%, 03/15/2017, MTN	$ 39,000	$ 39,046
Pacific Gas & Electric Co.
2.45%, 08/15/2022	45,000	44,451
2.95%, 03/01/2026	115,000	112,667
3.25%, 09/15/2021	11,000	11,310
3.40%, 08/15/2024	410,000	418,950
3.50%, 06/15/2025	224,000	230,170
4.00%, 12/01/2046	92,000	90,732
4.30%, 03/15/2045	355,000	363,077
4.45%, 04/15/2042	17,000	17,855
4.50%, 12/15/2041	48,000	50,073
4.75%, 02/15/2044	115,000	126,198
6.05%, 03/01/2034	170,000	212,750
8.25%, 10/15/2018	45,000	49,956
Pacific Life Insurance Co. 9.25%, 06/15/2039 (C)	245,000	361,895
PacifiCorp
2.95%, 02/01/2022	555,000	565,207
5.50%, 01/15/2019	50,000	53,609
6.25%, 10/15/2037	20,000	25,907
Parker-Hannifin Corp.
3.30%, 11/21/2024, MTN	37,000	37,469
4.45%, 11/21/2044, MTN	37,000	39,084
PECO Energy Co. 2.38%, 09/15/2022	100,000	98,206
Pennsylvania Electric Co. 6.05%, 09/01/2017	40,000	41,106
Penske Truck Leasing Co., LP / PTL Finance Corp.
2.50%, 06/15/2019 (C)	26,000	26,063
3.38%, 02/01/2022 (C)	184,000	185,556
4.25%, 01/17/2023 (C)	150,000	155,790
4.88%, 07/11/2022 (C)	100,000	107,311
PepsiCo, Inc.
1.25%, 08/13/2017	86,000	86,033
3.10%, 07/17/2022	113,000	116,087
3.45%, 10/06/2046	930,000	847,218
4.60%, 07/17/2045	39,000	42,505
4.88%, 11/01/2040	17,000	18,833
Pfizer, Inc. 3.00%, 06/15/2023 - 12/15/2026	900,000	894,265
Philip Morris International, Inc.
2.13%, 05/10/2023	385,000	367,093
3.25%, 11/10/2024	590,000	594,001
4.25%, 11/10/2044	395,000	390,027
Phillips 66
2.95%, 05/01/2017	21,000	21,117
4.30%, 04/01/2022	16,000	17,179
4.88%, 11/15/2044	580,000	612,518
Phillips 66 Partners, LP
3.55%, 10/01/2026	34,000	32,904
4.90%, 10/01/2046	209,000	200,700
Piedmont Natural Gas Co., Inc. 3.64%, 11/01/2046	465,000	410,475
Plains All American Pipeline, LP / PAA Finance Corp.
2.60%, 12/15/2019	53,000	53,055
3.60%, 11/01/2024	175,000	167,563

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Plains All American Pipeline, LP / PAA Finance Corp. (continued)
4.65%, 10/15/2025	$ 400,000	$ 413,253
4.90%, 02/15/2045	121,000	111,782
5.75%, 01/15/2020	700,000	761,177
PNC Bank NA 6.88%, 04/01/2018	250,000	264,892
PNC Financial Services Group, Inc.
4.85% (B), 06/01/2023 (H) (I)	345,000	331,269
5.13%, 02/08/2020	100,000	108,196
PPG Industries, Inc. 3.60%, 11/15/2020	50,000	51,806
PPL Capital Funding, Inc.
3.10%, 05/15/2026	285,000	272,653
4.20%, 06/15/2022	50,000	52,696
PPL Electric Utilities Corp. 4.13%, 06/15/2044	42,000	42,566
Praxair, Inc. 2.65%, 02/05/2025	65,000	62,995
Precision Castparts Corp.
3.25%, 06/15/2025	160,000	161,256
4.20%, 06/15/2035	160,000	167,594
President and Fellows of Harvard College 3.30%, 07/15/2056	214,000	188,199
Pricoa Global Funding I
1.60%, 05/29/2018 (C)	212,000	211,857
2.20%, 05/16/2019 (C)	150,000	150,468
2.55%, 11/24/2020 (C)	235,000	235,047
Principal Life Global Funding II 2.25%, 10/15/2018 (C)	127,000	128,262
Private Export Funding Corp.
2.80%, 05/15/2022	400,000	408,399
3.55%, 01/15/2024	1,505,000	1,602,951
Progress Energy, Inc.
3.15%, 04/01/2022	22,000	22,199
7.00%, 10/30/2031	110,000	142,614
Progressive Corp. 2.45%, 01/15/2027	200,000	186,128
Prologis, LP
3.75%, 11/01/2025	32,000	32,790
4.25%, 08/15/2023	125,000	132,695
Protective Life Global Funding 2.00%, 09/14/2021 (C)	210,000	203,059
Providence St Joseph Health Obligated Group 2.75%, 10/01/2026	84,000	79,519
Prudential Financial, Inc.
2.35%, 08/15/2019, MTN	200,000	201,929
3.50%, 05/15/2024, MTN	110,000	112,389
5.10%, 08/15/2043, MTN	340,000	367,905
5.20% (B), 03/15/2044	245,000	242,102
5.38%, 06/21/2020, MTN	385,000	421,711
Prudential Insurance Co. of America 8.30%, 07/01/2025 (C)	300,000	392,986
PSEG Power LLC
2.45%, 11/15/2018	50,000	50,351
4.15%, 09/15/2021	113,000	117,845
4.30%, 11/15/2023 (H)	39,000	40,311

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Public Service Co. of Colorado 3.55%, 06/15/2046	$ 43,000	$ 39,723
Public Service Co. of New Hampshire 3.50%, 11/01/2023	40,000	40,774
Public Service Co. of Oklahoma
5.15%, 12/01/2019	110,000	118,285
6.63%, 11/15/2037	80,000	101,878
Public Service Electric & Gas Co.
2.25%, 09/15/2026, MTN	418,000	387,886
3.65%, 09/01/2042, MTN	49,000	46,913
3.80%, 03/01/2046, MTN	210,000	203,801
Puget Sound Energy, Inc. 6.97% (B), 06/01/2067	405,000	344,250
Quest Diagnostics, Inc.
3.45%, 06/01/2026	39,000	38,467
4.75%, 01/30/2020	160,000	170,785
Qwest Corp. 6.75%, 12/01/2021	67,000	72,695
Raytheon Co. 3.15%, 12/15/2024	56,000	57,006
Realty Income Corp.
3.00%, 01/15/2027	215,000	202,421
3.25%, 10/15/2022	260,000	262,099
4.13%, 10/15/2026	195,000	200,751
Regions Financial Corp. 3.20%, 02/08/2021	118,000	119,670
Reliance Standard Life Global Funding II
2.38%, 05/04/2020 (C)	540,000	533,915
3.05%, 01/20/2021 (C)	104,000	104,828
Republic Services, Inc.
2.90%, 07/01/2026	49,000	46,974
3.55%, 06/01/2022	54,000	56,095
5.25%, 11/15/2021	80,000	88,945
5.50%, 09/15/2019	100,000	108,825
Reynolds American, Inc. 4.45%, 06/12/2025	1,441,000	1,521,424
Roche Holdings, Inc. 3.35%, 09/30/2024 (C)	200,000	204,726
Roper Technologies, Inc.
3.00%, 12/15/2020	46,000	46,598
3.80%, 12/15/2026	233,000	234,796
Ryder System, Inc.
2.50%, 03/01/2017 - 03/01/2018, MTN	23,000	23,087
2.88%, 09/01/2020, MTN	144,000	145,566
3.50%, 06/01/2017, MTN	121,000	122,024
San Diego Gas & Electric Co.
2.50%, 05/15/2026	180,000	172,518
3.95%, 11/15/2041	33,000	32,863
6.00%, 06/01/2026	75,000	91,198
Schlumberger Holdings Corp.
3.63%, 12/21/2022 (C)	154,000	159,620
4.00%, 12/21/2025 (C)	692,000	725,209
Sempra Energy
2.40%, 03/15/2020	250,000	249,631
2.88%, 10/01/2022	28,000	27,732
3.55%, 06/15/2024	118,000	119,418
4.05%, 12/01/2023	96,000	100,265
9.80%, 02/15/2019	140,000	162,159

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
SES Global Americas Holdings GP 2.50%, 03/25/2019 (C)	$ 55,000	$ 54,685
Sierra Pacific Power Co. 2.60%, 05/01/2026	520,000	497,518
Simon Property Group, LP
2.15%, 09/15/2017	158,000	158,678
3.50%, 09/01/2025	300,000	303,408
3.75%, 02/01/2024	250,000	258,932
4.13%, 12/01/2021	27,000	28,813
4.38%, 03/01/2021	60,000	64,139
South Carolina Electric & Gas Co. 4.50%, 06/01/2064	26,000	25,631
Southern California Edison Co.
1.85%, 02/01/2022	60,500	59,515
2.40%, 02/01/2022	260,000	259,254
3.60%, 02/01/2045	205,000	193,910
3.88%, 06/01/2021	18,000	19,050
3.90%, 12/01/2041	50,000	49,375
4.05%, 03/15/2042	75,000	75,596
Southern Co. 2.15%, 09/01/2019	100,000	100,012
Southern Co. Gas Capital Corp.
2.45%, 10/01/2023	48,000	46,037
3.25%, 06/15/2026	323,000	315,181
3.50%, 09/15/2021	182,000	187,055
3.95%, 10/01/2046	49,000	45,341
4.40%, 06/01/2043	79,000	78,117
5.25%, 08/15/2019	230,000	246,430
Southern Power Co.
4.15%, 12/01/2025	48,000	49,736
4.95%, 12/15/2046	290,000	282,587
5.15%, 09/15/2041	165,000	166,171
Southwest Gas Corp. 3.80%, 09/29/2046	100,000	89,747
Southwestern Electric Power Co.
2.75%, 10/01/2026	200,000	188,717
3.90%, 04/01/2045	335,000	312,034
6.45%, 01/15/2019	50,000	54,290
Southwestern Public Service Co.
4.50%, 08/15/2041	70,000	74,013
6.00%, 10/01/2036	97,000	116,286
8.75%, 12/01/2018	80,000	89,932
Spectra Energy Capital LLC
3.30%, 03/15/2023	189,000	182,710
5.65%, 03/01/2020	190,000	203,637
7.50%, 09/15/2038	90,000	108,961
8.00%, 10/01/2019	100,000	113,740
Spectra Energy Partners, LP
2.95%, 09/25/2018	71,000	72,121
3.38%, 10/15/2026	135,000	129,124
3.50%, 03/15/2025	125,000	122,092
4.50%, 03/15/2045	60,000	57,051
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC 3.36%, 03/20/2023 (C)	539,000	540,008
Starbucks Corp. 4.30%, 06/15/2045	105,000	110,265

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
State Street Corp.
2.55%, 08/18/2020	$ 78,000	$ 78,787
3.10%, 05/15/2023	72,000	71,859
3.55%, 08/18/2025	118,000	120,803
3.70%, 11/20/2023	231,000	240,487
5.25% (B), 09/15/2020 (I)	280,000	286,300
Stryker Corp.
3.50%, 03/15/2026	119,000	120,123
4.63%, 03/15/2046	215,000	219,231
Sunoco Logistics Partners Operations, LP
4.25%, 04/01/2024	36,000	36,278
4.40%, 04/01/2021	120,000	126,372
4.95%, 01/15/2043	309,000	282,738
5.30%, 04/01/2044	80,000	77,239
5.35%, 05/15/2045	688,000	664,373
6.10%, 02/15/2042	100,000	103,364
SunTrust Bank
3.30%, 05/15/2026	315,000	304,036
7.25%, 03/15/2018	100,000	106,076
SunTrust Banks, Inc. 2.50%, 05/01/2019	39,000	39,333
Swiss Re Treasury US Corp. 4.25%, 12/06/2042 (C)	125,000	122,070
Synchrony Financial
3.70%, 08/04/2026	344,000	330,677
4.25%, 08/15/2024	115,000	117,064
Sysco Corp.
2.50%, 07/15/2021	140,000	138,506
3.75%, 10/01/2025	78,000	78,941
Target Corp. 3.50%, 07/01/2024	77,000	79,983
TD Ameritrade Holding Corp. 2.95%, 04/01/2022	112,000	113,394
Texas Eastern Transmission, LP 2.80%, 10/15/2022 (C)	129,000	125,563
Texas Gas Transmission LLC 4.50%, 02/01/2021 (C)	155,000	160,505
Texas Health Resources 4.33%, 11/15/2055	250,000	249,949
Texas Instruments, Inc. 1.65%, 08/03/2019	37,000	36,917
Textron, Inc. 3.88%, 03/01/2025	130,000	130,715
Thermo Fisher Scientific, Inc.
2.95%, 09/19/2026	883,000	833,773
3.15%, 01/15/2023	192,000	192,188
4.15%, 02/01/2024	516,000	537,326
Time Warner Cable LLC
5.00%, 02/01/2020	5,000	5,307
5.50%, 09/01/2041	184,000	187,056
6.55%, 05/01/2037	100,000	113,205
8.75%, 02/14/2019	105,000	118,329
Time Warner Cos., Inc. 7.57%, 02/01/2024	55,000	68,013
Time Warner Entertainment Co., LP 8.38%, 07/15/2033	30,000	39,306

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Time Warner, Inc.
3.55%, 06/01/2024	$ 500,000	$ 495,934
3.60%, 07/15/2025	195,000	193,908
3.80%, 02/15/2027	215,000	213,779
4.00%, 01/15/2022	400,000	415,287
4.75%, 03/29/2021	910,000	974,884
4.90%, 06/15/2042	175,000	175,063
5.35%, 12/15/2043	30,000	31,897
5.38%, 10/15/2041	17,000	17,977
Toledo Edison Co. 6.15%, 05/15/2037	130,000	153,432
Toyota Motor Credit Corp.
1.38%, 01/10/2018, MTN	100,000	99,874
1.45%, 01/12/2018, MTN (H)	129,000	129,037
2.10%, 01/17/2019, MTN	174,000	174,955
2.13%, 07/18/2019, MTN	90,000	90,391
Trans-Allegheny Interstate Line Co. 3.85%, 06/01/2025 (C)	170,000	172,215
Tri-State Generation & Transmission Association, Inc. 4.25%, 06/01/2046	178,000	171,554
Tyson Foods, Inc. 3.95%, 08/15/2024	340,000	346,390
UDR, Inc.
2.95%, 09/01/2026, MTN	564,000	527,547
3.70%, 10/01/2020	155,000	159,867
Union Carbide Corp.
7.50%, 06/01/2025	40,000	48,156
7.75%, 10/01/2096	40,000	48,493
Union Pacific Corp.
2.95%, 01/15/2023	21,000	21,185
3.75%, 03/15/2024	100,000	105,030
4.15%, 01/15/2045	50,000	50,352
4.16%, 07/15/2022	87,000	93,754
4.30%, 06/15/2042	24,000	24,864
United Airlines Pass-Through Trust
2.88%, 04/07/2030	180,000	169,650
3.10%, 01/07/2030	85,000	82,025
3.45%, 01/07/2030	378,000	367,605
4.30%, 02/15/2027	60,444	62,258
United Parcel Service, Inc. 2.45%, 10/01/2022	29,000	28,880
United Technologies Corp.
4.15%, 05/15/2045	413,000	417,126
4.50%, 06/01/2042	71,000	75,999
UnitedHealth Group, Inc.
1.70%, 02/15/2019	73,000	72,781
2.75%, 02/15/2023	38,000	37,789
2.88%, 03/15/2023	150,000	150,515
3.10%, 03/15/2026	315,000	310,685
3.35%, 07/15/2022	73,000	75,212
3.38%, 11/15/2021	37,000	38,396
3.45%, 01/15/2027	380,000	386,015
3.75%, 07/15/2025	230,000	238,104
3.95%, 10/15/2042	180,000	175,295
4.63%, 07/15/2035	308,000	335,732
6.63%, 11/15/2037	100,000	130,806

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
US Bancorp
2.20%, 04/25/2019, MTN	$ 200,000	$ 201,707
2.38%, 07/22/2026, MTN	770,000	712,841
3.00%, 03/15/2022, MTN	33,000	33,645
4.13%, 05/24/2021, MTN	37,000	39,594
US Bank NA
1.35%, 01/26/2018	300,000	299,477
2.13%, 10/28/2019	250,000	250,903
Ventas Realty, LP
3.50%, 02/01/2025	45,000	44,304
3.75%, 05/01/2024	88,000	89,071
4.13%, 01/15/2026	68,000	69,517
4.38%, 02/01/2045	30,000	28,166
VEREIT Operating Partnership, LP 4.60%, 02/06/2024	597,000	599,985
Verizon Communications, Inc.
2.63%, 02/21/2020 - 08/15/2026	2,678,000	2,537,540
3.45%, 03/15/2021	114,000	117,694
3.85%, 11/01/2042	619,000	536,386
4.13%, 08/15/2046	420,000	380,109
4.27%, 01/15/2036	127,000	121,555
4.40%, 11/01/2034	193,000	190,488
4.50%, 09/15/2020	270,000	288,931
4.52%, 09/15/2048	324,000	310,687
4.67%, 03/15/2055	413,000	387,852
4.86%, 08/21/2046	1,307,000	1,324,375
5.01%, 08/21/2054	59,000	58,691
5.05%, 03/15/2034	192,000	202,183
5.15%, 09/15/2023	1,021,000	1,128,964
5.85%, 09/15/2035	50,000	57,103
Viacom, Inc.
3.13%, 06/15/2022	50,000	48,482
3.25%, 03/15/2023 (H)	44,000	42,203
3.88%, 04/01/2024	40,000	38,821
4.38%, 03/15/2043	849,000	676,275
6.88%, 04/30/2036	130,000	141,758
Virginia Electric & Power Co.
2.75%, 03/15/2023	100,000	99,202
2.95%, 01/15/2022	8,000	8,110
3.45%, 02/15/2024	21,000	21,581
4.45%, 02/15/2044	21,000	22,047
8.88%, 11/15/2038	70,000	111,429
Visa, Inc. 3.15%, 12/14/2025	1,365,000	1,370,987
Voya Financial, Inc.
2.90%, 02/15/2018	161,000	162,994
3.65%, 06/15/2026	175,000	171,111
Wachovia Corp. 5.75%, 02/01/2018, MTN	544,000	567,172
Wal-Mart Stores, Inc.
3.30%, 04/22/2024	115,000	118,249
4.00%, 04/11/2043	805,000	808,681
Walgreen Co. 4.40%, 09/15/2042	70,000	67,580
Walgreens Boots Alliance, Inc.
3.10%, 06/01/2023	490,000	486,762
3.80%, 11/18/2024	608,000	618,807
4.50%, 11/18/2034	195,000	196,219

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Walt Disney Co.
1.85%, 07/30/2026, MTN	$ 285,000	$ 256,584
3.00%, 02/13/2026	400,000	397,993
Waste Management, Inc.
2.40%, 05/15/2023	84,000	81,450
3.13%, 03/01/2025	69,000	69,089
3.90%, 03/01/2035	26,000	25,849
WEC Energy Group, Inc. 3.55%, 06/15/2025	144,000	146,755
Wells Fargo & Co.
2.10%, 07/26/2021	200,000	194,611
2.15%, 01/30/2020, MTN	245,000	243,842
2.50%, 03/04/2021	1,435,000	1,424,367
2.55%, 12/07/2020, MTN	796,000	796,910
2.60%, 07/22/2020, MTN	202,000	203,168
3.00%, 10/23/2026	755,000	719,060
3.30%, 09/09/2024, MTN	300,000	296,924
3.50%, 03/08/2022, MTN	400,000	411,540
4.30%, 07/22/2027, MTN	133,000	136,800
4.60%, 04/01/2021, MTN	740,000	795,160
4.65%, 11/04/2044, MTN	483,000	475,384
4.75%, 12/07/2046, MTN	643,000	652,552
4.90%, 11/17/2045, MTN	225,000	231,102
5.38%, 11/02/2043	200,000	220,730
5.63%, 12/11/2017	50,000	51,838
Wells Fargo Bank NA
1.75%, 05/24/2019	640,000	636,906
2.15%, 12/06/2019, MTN	790,000	789,510
Welltower, Inc.
REIT,
3.75%, 03/15/2023	195,000	198,921
4.00%, 06/01/2025	479,000	489,534
4.25%, 04/01/2026	200,000	207,317
4.50%, 01/15/2024	172,000	181,731
Western Gas Partners, LP
3.95%, 06/01/2025	210,000	207,070
4.65%, 07/01/2026	176,000	182,230
5.45%, 04/01/2044	122,000	125,655
Williams Partners, LP / ACMP Finance Corp. 4.88%, 05/15/2023	210,000	213,920
Wisconsin Electric Power Co.
2.95%, 09/15/2021	2,000	2,042
3.10%, 06/01/2025	110,000	109,793
3.65%, 12/15/2042	40,000	37,669
4.25%, 12/15/2019	140,000	148,882
WW Grainger, Inc. 4.60%, 06/15/2045	221,000	236,610
Xcel Energy, Inc.
3.30%, 06/01/2025	235,000	235,064
3.35%, 12/01/2026	275,000	275,228
4.70%, 05/15/2020	325,000	345,637
4.80%, 09/15/2041	3,000	3,197
6.50%, 07/01/2036	130,000	163,459
Xerox Corp.
2.75%, 09/01/2020	180,000	177,544
2.95%, 03/15/2017	16,000	16,048
4.50%, 05/15/2021	24,000	24,953
5.63%, 12/15/2019	53,000	56,995

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Xylem, Inc.
3.25%, 11/01/2026	$ 33,000	$ 32,045
4.38%, 11/01/2046	228,000	224,597
Zoetis, Inc.
1.88%, 02/01/2018	41,000	41,000
3.25%, 02/01/2023	150,000	149,672
3.45%, 11/13/2020	37,000	37,975
4.50%, 11/13/2025	84,000	89,052
4.70%, 02/01/2043	17,000	16,547

		303,405,724

Virgin Islands, British - 0.0% (A)
CNOOC Finance, Ltd. 3.00%, 05/09/2023	200,000	193,040
Sinopec Group Overseas Development, Ltd. 4.38%, 10/17/2023 (C)	200,000	209,251
State Grid Overseas Investment, Ltd. 1.75%, 05/22/2018 (C)	200,000	199,099

		601,390

Total Corporate Debt Securities (Cost $384,505,988)		382,837,749

FOREIGN GOVERNMENT OBLIGATIONS - 0.6%
Canada - 0.0% (A)
Province of Ontario 1.65%, 09/27/2019	87,000	86,511

Colombia - 0.1%
Colombia Government International Bond
4.50%, 01/28/2026 (H)	220,000	226,600
5.00%, 06/15/2045	200,000	189,750

		416,350

Israel - 0.4%
Israel Government AID Bond
Series 2007-Z,
Zero Coupon, 08/15/2025	1,000,000	772,787
Series 2008-Z,
Zero Coupon, 08/15/2024 - 02/15/2025	2,000,000	1,587,213
Series 2009-Z,
Zero Coupon, 11/15/2024	1,000,000	798,549
Israel Government AID Bond, Principal Only STRIPS Series 2, 11/01/2024	2,300,000	1,838,829

		4,997,378

Mexico - 0.1%
Mexico Government International Bond
4.00%, 10/02/2023	226,000	226,542
4.13%, 01/21/2026	400,000	396,800
4.35%, 01/15/2047	100,000	85,750
5.55%, 01/21/2045	119,000	121,677
5.75%, 10/12/2110	70,000	64,575
3.50%, 01/21/2021, MTN (H)	465,000	472,440
4.75%, 03/08/2044, MTN	212,000	192,772

		1,560,556

Peru - 0.0% (A)
Peru Government International Bond 5.63%, 11/18/2050	35,000	39,638

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Poland - 0.0% (A)
Republic of Poland Government International Bond 4.00%, 01/22/2024	$ 167,000	$ 170,801

South Africa - 0.0% (A)
Republic of South Africa Government International Bond 5.38%, 07/24/2044 (H)	200,000	196,800

Supranational - 0.0% (A)
African Development Bank 8.80%, 09/01/2019	130,000	153,325

Turkey - 0.0% (A)
Turkey Government International Bond 5.75%, 03/22/2024	260,000	260,751

Total Foreign Government Obligations (Cost $7,949,069)		7,882,110

MORTGAGE-BACKED SECURITIES - 3.0%
Cayman Islands - 0.0% (A)
PFP, Ltd.
Series 2015-2, Class A,
2.16% (B), 07/14/2034 (C)	266,113	265,854
Series 2015-2, Class C,
3.96% (B), 07/14/2034 (C)	100,000	98,044
Series 2015-2, Class D,
4.71% (B), 07/14/2034 (C)	100,000	97,326
Resource Capital Corp., Ltd.
Series 2015-CRE4, Class A,
2.11% (B), 08/15/2032 (C)	101,967	101,362
Series 2015-CRE4, Class B,
3.71% (B), 08/15/2032 (C)	153,000	144,011

		706,597

United States - 3.0%
A10 Securitization LLC
Series 2013-1, Class A,
2.40%, 11/15/2025 (C)	2,795	2,794
Series 2015-1, Class A1,
2.10%, 04/15/2034 (C)	144,306	143,806
A10 Term Asset Financing LLC
Series 2013-2, Class A,
2.62%, 11/15/2027 (C)	157,586	156,937
Series 2013-2, Class B,
4.38%, 11/15/2027 (C)	250,000	248,058
Series 2014-1, Class A1,
1.72%, 04/15/2033 (C)	18,265	18,253
Series 2014-1, Class A2,
3.02%, 04/15/2033 (C)	301,000	298,738
Access Point Funding Trust Series 2016-1, Class A, 6.25%, 02/16/2021 (G)	403,457	403,034
Ajax Mortgage Loan Trust
Series 2015-B, Class A,
3.88% (B), 07/25/2060 (C)	215,827	215,602
Series 2016-2, Class A,
4.13% (B), 10/25/2056 (C)	317,582	317,582
Alternative Loan Trust
Series 2004-27CB, Class A1,
6.00%, 12/25/2034	432,136	426,975

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Alternative Loan Trust (continued)
Series 2004-28CB, Class 3A1,
6.00%, 01/25/2035	$ 386,302	$ 378,844
Angel Oak Mortgage Trust LLC Series 2015-1, Class A, 4.50% (B), 11/25/2045 (C)	196,795	197,934
BAMLL Commercial Mortgage Securities Trust
Series 2012-PARK, Class A,
2.96%, 12/10/2030 (C)	100,000	100,575
Series 2014-520M, Class C,
4.21% (B), 08/15/2046 (C)	150,000	142,982
Banc of America Commercial Mortgage Trust Series 2007-5, Class A4, 5.49%, 02/10/2051	401,091	407,997
Banc of America Funding Trust Series 2005-E, Class 4A1, 3.07% (B), 03/20/2035	77,297	77,555
Banc of America Mortgage Trust
Series 2003-J, Class 3A2,
3.25% (B), 11/25/2033	75,687	75,495
Series 2004-5, Class 2A2,
5.50%, 06/25/2034	35,343	35,732
BB-UBS Trust Series 2012-SHOW, Class A, 3.43%, 11/05/2036 (C)	500,000	505,997
BCAP LLC Trust
Series 2011-R11, Class 25A5,
4.00% (B), 08/26/2021 (C)	30,849	30,891
Series 2011-RR5, Class 11A3,
0.74% (B), 05/28/2036 (C)	3,582	3,576
Series 2012-RR10, Class 1A1,
0.81% (B), 02/26/2037 (C)	140,720	137,197
Series 2012-RR3, Class 2A5,
2.45% (B), 05/26/2037 (C)	46,157	46,056
Bear Stearns Alt-A Trust Series 2004-6, Class 1A, 1.40% (B), 07/25/2034	319,076	312,982
Bear Stearns ARM Trust
Series 2003-4, Class 3A1,
3.12% (B), 07/25/2033	33,536	33,538
Series 2005-5, Class A2,
2.82% (B), 08/25/2035	590,574	588,331
Series 2006-1, Class A1,
2.91% (B), 02/25/2036	395,255	392,058
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW17, Class AJ, 5.89% (B), 06/11/2050	1,000,000	1,007,021
Bear Stearns Commercial Mortgage Securities Trust, Interest Only STRIPS Series 2005-PWR8, Class X1, 0.40% (B), 06/11/2041 (C)	26,990	0	(K)
CD Commercial Mortgage Trust, Interest Only STRIPS Series 2007-CD4, Class XC, 0.36% (B), 12/11/2049 (C)	2,255,925	548

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Chase Mortgage Finance Trust
Series 2007-A1, Class 1A3,
3.17% (B), 02/25/2037	$ 67,003	$ 66,175
Series 2007-A1, Class 8A1,
3.23% (B), 02/25/2037	607,263	613,517
Series 2007-A2, Class 2A1,
3.18% (B), 07/25/2037	27,152	27,004
CHL Mortgage Pass-Through Trust
Series 2004-3, Class A26,
5.50%, 04/25/2034	46,844	46,970
Series 2004-3, Class A4,
5.75%, 04/25/2034	37,475	37,273
Series 2004-HYB6, Class A3,
3.09% (B), 11/20/2034	363,594	348,371
Series 2005-15, Class A3,
5.75%, 08/25/2035	395,867	366,973
Series 2005-HYB3, Class 2A2A,
2.96% (B), 06/20/2035	591,799	552,338
Citicorp Mortgage Securities, Inc. Series 2004-3, Class A5, 5.25%, 05/25/2034	87,812	89,903
Citigroup Commercial Mortgage Trust Series 2013-SMP, Class A, 2.11%, 01/12/2030 (C)	88,166	88,327
Citigroup Mortgage Loan Trust
Series 2008-AR4, Class 1A1A,
2.99% (B), 11/25/2038 (C)	30,456	30,354
Series 2010-8, Class 5A6,
4.00%, 11/25/2036 (C)	2,957	2,953
COMM Mortgage Trust
Series 2013-300P, Class A1,
4.35%, 08/10/2030 (C)	500,000	541,082
Series 2013-SFS, Class A2,
2.99% (B), 04/12/2035 (C)	156,000	155,526
Series 2014-CR19, Class A5,
3.80%, 08/10/2047	750,000	785,791
Series 2014-PAT, Class A,
1.48% (B), 08/13/2027 (C)	198,000	197,502
Series 2014-TWC, Class A,
1.53% (B), 02/13/2032 (C)	665,000	665,000
Series 2014-TWC, Class B,
2.36% (B), 02/13/2032 (C)	500,000	500,000
Series 2015-CR25, Class A4,
3.76%, 08/10/2048	437,000	456,003
Commercial Mortgage Trust Series 2006-GG7, Class AM, 5.76% (B), 07/10/2038	21,534	21,527
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-21, Class 1A4,
5.25%, 09/25/2033	37,965	38,927
Series 2003-AR26, Class 2A1,
3.06% (B), 11/25/2033	528,567	521,596
Series 2004-4, Class 2A4,
5.50%, 09/25/2034	121,193	126,559
CSMC Trust
Series 2010-11R, Class A6,
1.60% (B), 06/28/2047 (C)	251,473	249,540

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
CSMC Trust (continued)
Series 2011-16R, Class 7A3,
2.77% (B), 12/27/2036 (C)	$ 31,091	$ 31,113
Series 2011-6R, Class 3A1,
3.26% (B), 07/28/2036 (C)	6,896	6,905
Series 2012-3R, Class 1A1,
2.77% (B), 07/27/2037 (C)	11,250	11,262
DBRR Trust Series 2013-EZ3, Class A, 1.64% (B), 12/18/2049 (C)	21,186	21,166
GMACM Mortgage Loan Trust Series 2004-J5, Class A7, 6.50%, 01/25/2035	23,692	24,465
GS Mortgage Securities Corp. Trust
Series 2012-ALOH, Class A,
3.55%, 04/10/2034 (C)	700,000	731,610
Series 2013-NYC5, Class A,
2.32%, 01/10/2030 (C)	100,000	100,431
GS Mortgage Securities Trust Series 2011-GC5, Class D, 5.40% (B), 08/10/2044 (C)	200,000	198,685
GSMPS Mortgage Loan Trust Series 2005-RP3, Class 1AF, 1.11% (B), 09/25/2035 (C)	69,008	59,281
GSR Mortgage Loan Trust
Series 2003-10, Class 1A1,
2.93% (B), 10/25/2033	33,692	33,725
Series 2004-6F, Class 2A4,
5.50%, 05/25/2034	64,004	65,817
Series 2004-8F, Class 2A3,
6.00%, 09/25/2034	26,952	27,542
Impac CMB Trust
Series 2004-10, Class 3A1,
1.46% (B), 03/25/2035	696,646	627,592
Series 2005-4, Class 1A1A,
1.30% (B), 05/25/2035	992,925	892,710
Series 2005-4, Class 2A1,
1.36% (B), 05/25/2035	47,000	45,118
Series 2005-4, Class 2B1,
3.23% (B), 05/25/2035	683,634	623,310
Series 2007-A, Class M3,
2.26% (B), 05/25/2037 (C)	1,048,286	880,742
Impac Secured Assets CMN Owner Trust Series 2003-3, Class A1, 4.96% (B), 08/25/2033	67,934	69,756
Impac Secured Assets Trust
Series 2006-1, Class 2A1,
1.11% (B), 05/25/2036	84,540	75,979
Series 2006-2, Class 2A1,
1.11% (B), 08/25/2036	17,011	16,727
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-LDP8, Class D,
5.62% (B), 05/15/2045	500,000	491,872
Series 2006-LDP9, Class A3SF,
0.86% (B), 05/15/2047	31,322	31,122
Series 2007-C1, Class A4,
5.72%, 02/15/2051	223,351	228,351
Series 2007-LD11, Class AM,
5.75% (B), 06/15/2049	750,000	756,309

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Interest Only STRIPS Series 2006-LDP8, Class X, 0.35% (B), 05/15/2045	$ 306,613	$ 56
JPMorgan Mortgage Trust
Series 2004-A1, Class 1A1,
2.79% (B), 02/25/2034	18,471	18,300
Series 2006-A2, Class 5A3,
3.14% (B), 11/25/2033	45,020	45,645
Ladder Capital Commercial Mortgage Trust Series 2013-GCP, Class A2, 3.99%, 02/15/2036 (C)	192,000	194,420
LB-UBS Commercial Mortgage Trust
Series 2006-C6, Class AJ,
5.45% (B), 09/15/2039	845,978	759,096
Series 2007-C2, Class A3,
5.43%, 02/15/2040	39,410	39,490
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1,
3.03% (B), 04/21/2034	81,259	83,202
Series 2004-13, Class 3A7,
3.04% (B), 11/21/2034	37,258	37,992
Series 2010-10, Class 3A7B,
2.78% (B), 11/21/2034	558,867	565,320
MASTR Alternative Loan Trust
Series 2004-4, Class 1A1,
5.50%, 05/25/2034	49,357	49,414
Series 2004-5, Class 5A1,
4.75%, 06/25/2019	12,884	12,937
MASTR Alternative Loan Trust, Principal Only STRIPS Series 2003-8, Class 15, 11/25/2018	47,885	47,216
MASTR Asset Securitization Trust
Series 2003-10, Class 3A1,
5.50%, 11/25/2033	44,466	45,211
Series 2003-11, Class 9A6,
5.25%, 12/25/2033	83,562	84,404
Series 2003-7, Class 1A1,
5.50%, 09/25/2033	56,327	58,686
MASTR Seasoned Securitization Trust Series 2004-2, Class A2, 6.50%, 08/25/2032	112,859	120,246
Merrill Lynch Mortgage Investors Trust
Series 2003-E, Class A1,
1.38% (B), 10/25/2028	554,273	530,414
Series 2003-H, Class A1,
1.40% (B), 01/25/2029	118,178	115,756
Series 2004-A, Class A1,
1.22% (B), 04/25/2029	142,239	136,071
ML-CFC Commercial Mortgage Trust, Interest Only STRIPS Series 2006-4, Class XC, 0.68% (B), 12/12/2049 (C)	167,089	4
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class A3, 3.67%, 02/15/2047	300,000	313,486

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Morgan Stanley Capital I Trust
Series 2006-HQ10, Class AJ,
5.39% (B), 11/12/2041	$ 605,757	$ 606,478
Series 2006-HQ8, Class D,
5.42% (B), 03/12/2044	1,000,000	418,730
Morgan Stanley Capital I Trust, Interest Only STRIPS
Series 2006-IQ12, Class X1,
0.46% (B), 12/15/2043 (C)	392,610	7
Series 2007-HQ11, Class X,
0.29% (B), 02/12/2044 (C)	1,609,748	20
Morgan Stanley Re-REMIC Trust
Series 2012-IO, Class AXA,
1.00%, 03/27/2051 (C)	67,147	66,740
Series 2012-XA, Class A,
2.00%, 07/27/2049 (C)	84,389	83,907
Series 2012-XA, Class B,
0.25%, 07/27/2049 (C)	200,000	184,268
MortgageIT Trust Series 2005-5, Class A1, 1.02% (B), 12/25/2035	365,586	337,406
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates Series 2005-5, Class 1APT, 1.04% (B), 12/25/2035	1,134,734	1,030,101
Opteum Mortgage Acceptance Corp. Trust Series 2006-1, Class 1AC1, 1.06% (B), 04/25/2036	855,950	761,689
Provident Funding Mortgage Loan Trust Series 2005-1, Class 2A1, 2.95% (B), 05/25/2035	42,843	41,310
RAIT Trust
Series 2014-FL3, Class A,
1.95% (B), 12/15/2031 (C)	13,974	13,890
Series 2015-FL4, Class A,
2.05% (B), 12/15/2031 (C)	117,752	117,912
Series 2015-FL5, Class B,
4.60% (B), 01/15/2031 (C)	295,000	295,746
RALI Trust
Series 2003-QS13, Class A2,
4.00%, 07/25/2033	512,631	490,209
Series 2003-QS13, Class A5,
1.41% (B), 07/25/2033	110,538	101,069
Series 2004-QA4, Class NB3,
4.43% (B), 09/25/2034	47,329	46,873
RBS Commercial Funding, Inc. Series 2013-SMV, Class A, 3.26%, 03/11/2031 (C)	160,000	158,812
Sequoia Mortgage Trust
Series 2003-1, Class 1A,
1.50% (B), 04/20/2033	223,016	209,473
Series 2003-2, Class A1,
1.40% (B), 06/20/2033	74,491	70,396
Series 2004-11, Class A1,
1.34% (B), 12/20/2034	74,493	72,754
Series 2004-5, Class A2,
1.26% (B), 06/20/2034	231,293	211,996

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Sequoia Mortgage Trust (continued)
Series 2004-8, Class A1,
1.44% (B), 09/20/2034	$ 334,756	$ 317,559
Series 2004-9, Class A1,
1.42% (B), 10/20/2034	254,307	240,612
Series 2007-3, Class 1A1,
0.94% (B), 07/20/2036	462,528	421,223
Series 2010, Class 1A,
1.54% (B), 10/20/2027	95,421	92,980
Springleaf Mortgage Loan Trust
Series 2013-2A, Class A,
1.78% (B), 12/25/2065 (C)	211,971	211,170
Series 2013-2A, Class M1,
3.52% (B), 12/25/2065 (C)	156,000	156,479
Series 2013-2A, Class M2,
4.48% (B), 12/25/2065 (C)	350,000	350,902
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-1, Class 4A4,
3.09% (B), 02/25/2034	651,303	652,849
Series 2004-18, Class 4A1,
3.23% (B), 12/25/2034	485,013	476,589
Series 2004-4, Class 5A,
3.03% (B), 04/25/2034	15,369	15,227
Series 2004-6, Class 4A1,
3.24% (B), 06/25/2034	209,743	208,353
Structured Asset Mortgage Investments II Trust
Series 2004-AR5, Class 1A1,
1.40% (B), 10/19/2034	52,997	50,483
Series 2005-AR5, Class A3,
0.99% (B), 07/19/2035	175,106	169,172
Structured Asset Securities Corp. Series 2003-37A, Class 2A, 2.90% (B), 12/25/2033	10,480	10,407
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
Series 2003-15A, Class 2A1,
3.16% (B), 04/25/2033	76,357	75,874
Series 2003-26A, Class 3A5,
2.97% (B), 09/25/2033	682,888	668,464
Series 2003-30, Class 1A5,
5.50%, 10/25/2033	39,714	41,534
Thornburg Mortgage Securities Trust
Series 2003-4, Class A1,
1.40% (B), 09/25/2043	121,700	117,076
Series 2004-3, Class A,
1.50% (B), 09/25/2044	134,676	122,852
Series 2004-4, Class 3A,
2.67% (B), 12/25/2044	181,385	179,387
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (C)	174,000	177,743
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class A4,
3.53%, 05/10/2063	104,000	108,818
Series 2013-C6, Class A4,
3.24%, 04/10/2046	286,000	292,469

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
UBS-Barclays Commercial Mortgage Trust, Interest Only STRIPS Series 2012-C2, Class XA, 1.63% (B), 05/10/2063 (C)	$ 707,088	$ 34,728
VNDO Mortgage Trust
Series 2012-6AVE, Class A,
3.00%, 11/15/2030 (C)	544,235	549,253
Series 2013-PENN, Class A,
3.81%, 12/13/2029 (C)	400,000	419,859
VOLT LI LLC Series 2016-NP11, Class A1, 3.50% (B), 10/25/2046 (C)	665,819	664,292
Wachovia Bank Commercial Mortgage Trust
Series 2007-C31, Class C,
5.65% (B), 04/15/2047	1,000,000	973,663
Series 2007-C34, Class B,
6.02% (B), 05/15/2046	500,000	497,300
Wachovia Bank Commercial Mortgage Trust, Interest Only STRIPS Series 2006-C24, Class XC, 0.09% (B), 03/15/2045 (C)	505,273	2
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR10, Class A7,
2.83% (B), 10/25/2033	49,726	50,605
Series 2003-AR11, Class A6,
2.83% (B), 10/25/2033	87,400	87,782
Series 2003-AR5, Class A7,
2.83% (B), 06/25/2033	78,225	78,887
Series 2003-AR6, Class A1,
2.90% (B), 06/25/2033	101,324	100,748
Series 2003-AR7, Class A7,
2.67% (B), 08/25/2033	89,074	89,173
Series 2003-S3, Class 1A4,
5.50%, 06/25/2033	38,895	40,151
Series 2004-CB2, Class 7A,
5.50%, 08/25/2019	18,659	18,890
Series 2004-CB3, Class 3A,
5.50%, 10/25/2019	16,923	17,159
Series 2005-AR10, Class 1A3,
2.75% (B), 09/25/2035	382,543	370,449
Series 2005-AR10, Class 1A4,
2.75% (B), 09/25/2035	432,309	431,370
Wells Fargo Commercial Mortgage Trust Series 2013-120B, Class A, 2.71% (B), 03/18/2028 (C)	400,000	402,123
Wells Fargo Mortgage-Backed Securities Trust
Series 2003-G, Class A1,
2.90% (B), 06/25/2033	92,999	93,192
Series 2003-M, Class A1,
3.00% (B), 12/25/2033	498,324	498,201
Series 2004-EE, Class 3A2,
3.21% (B), 12/25/2034	261,108	269,227
Series 2004-I, Class 1A1,
3.13% (B), 07/25/2034	189,019	191,323
Series 2004-P, Class 2A1,
2.99% (B), 09/25/2034	83,139	85,587

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Wells Fargo Mortgage-Backed Securities Trust (continued)
Series 2004-R, Class 2A1,
3.03% (B), 09/25/2034	$ 35,517	$ 36,330
Series 2005-AR14, Class A1,
3.01% (B), 08/25/2035	451,562	452,772
Series 2005-AR16, Class 6A3,
3.07% (B), 10/25/2035	378,489	381,288
Series 2005-AR3, Class 1A1,
3.08% (B), 03/25/2035	457,012	466,014
Series 2005-AR4, Class 2A2,
3.07% (B), 04/25/2035	317,353	316,906
Series 2005-AR8, Class 2A1,
3.07% (B), 06/25/2035	29,977	30,510
Series 2005-AR9, Class 2A1,
3.07% (B), 10/25/2033	32,856	33,163
Series 2005-AR9, Class 3A1,
3.06% (B), 06/25/2034	748,394	763,936
Series 2006-AR6, Class 7A1,
3.03% (B), 03/25/2036	547,215	540,138
WFRBS Commercial Mortgage Trust
Series 2011-C3, Class A4,
4.38%, 03/15/2044 (C)	100,000	107,277
Series 2012-C6, Class A4,
3.44%, 04/15/2045	200,000	208,925

		42,324,486

Total Mortgage-Backed Securities (Cost $43,037,333)		43,031,083

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.0% (A)
California - 0.0% (A)
City of Los Angeles Department of Airports, Revenue Bonds Series C, 6.58%, 05/15/2039	25,000	32,018
State of California, General Obligation Unlimited 7.30%, 10/01/2039	80,000	112,991

		145,009

New York - 0.0% (A)
Port Authority of New York & New Jersey, Revenue Bonds
4.46%, 10/01/2062	170,000	170,566
5.65%, 11/01/2040	40,000	48,269

		218,835

Ohio - 0.0% (A)
Ohio State University, Revenue Bonds
Series A,
4.05%, 12/01/2056	114,000	112,014
4.80%, 06/01/2111	91,000	88,443

		200,457

Total Municipal Government Obligations (Cost $555,977)		564,301

U.S. GOVERNMENT AGENCY OBLIGATIONS - 15.5%
Federal Home Loan Banks 5.50%, 07/15/2036	250,000	327,933

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp.
1.25% (B), 07/15/2042 - 03/15/2044	$ 2,088,987	$ 2,089,599
2.79% (B), 02/01/2036	68,697	73,058
2.93% (B), 12/01/2031	43,968	46,480
3.00%, 07/01/2033 - 01/15/2044	2,930,005	2,932,040
3.50%, 01/01/2032 - 04/01/2043	4,534,109	4,681,494
3.54% (B), 07/01/2040	152,626	158,688
4.00%, 06/01/2042 - 01/01/2046	1,307,077	1,387,394
4.50%, 05/01/2041	756,695	815,431
5.00%, 02/01/2034	330,758	354,882
6.00%, 01/01/2024 - 01/01/2034	164,814	180,434
6.50%, 07/01/2017 - 11/01/2037	514,238	585,518
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1.23% (B), 09/25/2022	931,769	933,568
2.60%, 09/25/2020	142,000	144,625
2.62%, 01/25/2023	1,750,000	1,753,851
2.72%, 07/25/2026	840,000	813,544
2.74%, 09/25/2025	700,000	679,832
2.77%, 05/25/2025	750,000	738,231
2.84%, 09/25/2022	534,000	540,707
3.39%, 03/25/2024	714,000	748,025
3.49%, 01/25/2024	1,000,000	1,054,247
Federal Home Loan Mortgage Corp. REMIC
0.93% (B), 07/15/2037	217,499	213,814
1.05% (B), 06/15/2043	1,329,192	1,330,759
1.10% (B), 04/15/2039	565,189	569,587
1.15% (B), 03/15/2039 - 11/15/2039	1,172,084	1,169,988
3.00%, 04/15/2025 - 02/15/2026	277,201	282,218
3.50%, 05/15/2021 - 02/15/2026	2,663,000	2,779,548
4.00%, 12/15/2024 - 12/15/2041	2,739,662	2,914,200
4.50%, 02/15/2020 - 06/15/2025	607,005	653,330
5.00%, 07/15/2020 - 05/15/2041	881,146	954,451
5.30%, 01/15/2033	84,072	91,880
5.50%, 11/15/2023 - 07/15/2037	1,697,015	1,853,134
5.50% (B), 05/15/2041	264,877	274,749
5.71% (B), 10/15/2038	46,198	51,745
5.75%, 06/15/2035 - 08/15/2035	1,361,263	1,523,395
5.85%, 09/15/2035	418,170	440,738
6.00%, 04/15/2036	154,768	176,836
6.50%, 02/15/2032	62,596	69,197
12.99% (B), 09/15/2034	56,170	58,502
21.31% (B), 06/15/2035	90,872	125,645
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS
4.50%, 12/15/2024	50,608	1,944
5.00%, 10/15/2039	167,876	26,527
5.67% (B), 10/15/2037	429,344	75,138
Federal Home Loan Mortgage Corp. REMIC, Principal Only STRIPS 04/15/2020 - 01/15/2040	424,215	381,947
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates 1.16% (B), 03/25/2043	724,851	720,550
Federal National Mortgage Association
0.88% (B), 01/01/2023	918,750	915,531
0.90% (B), 12/01/2024	2,000,000	2,006,779

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
0.91% (B), 02/01/2023	$ 1,000,000	$ 1,003,762
0.96% (B), 07/01/2024	1,250,000	1,246,448
0.98% (B), 03/25/2045	100,492	97,488
1.01% (B), 09/01/2024	955,656	958,869
1.03% (B), 08/25/2019	63,062	62,843
1.08% (B), 07/01/2025	1,640,407	1,641,386
1.26% (B), 08/25/2042	343,752	342,370
1.40%, 07/01/2017	500,000	499,776
1.46% (B), 11/25/2022	911,238	914,850
1.47%, 12/01/2019	456,209	450,434
1.80%, 12/25/2019	400,000	401,239
2.00%, 12/01/2020	500,000	498,721
2.01%, 07/01/2019 - 06/01/2020	2,952,350	2,963,025
2.03%, 08/01/2019	24,736	25,042
2.22%, 12/01/2022	1,443,735	1,429,014
2.38%, 12/01/2022	963,025	960,227
2.39%, 06/01/2025	418,921	405,970
2.40%, 12/01/2022 - 02/01/2023	3,428,998	3,405,141
2.45%, 11/01/2022 - 02/01/2023	3,000,000	2,981,090
2.47%, 09/01/2022	459,551	460,453
2.49%, 05/25/2026	1,000,000	961,971
2.50%, 04/01/2023	1,000,000	991,986
2.52%, 10/01/2022 - 05/01/2023	1,470,213	1,464,787
2.53%, 10/01/2022 - 09/25/2024	2,312,416	2,287,830
2.57%, 01/01/2023	2,004,356	2,015,915
2.60%, 12/24/2028 (L)	2,010,000	1,880,606
2.61% (B), 10/25/2021	1,000,000	1,012,161
2.64%, 04/01/2023	945,784	948,089
2.66%, 12/01/2022	1,000,000	1,020,566
2.67%, 07/01/2022	1,000,000	1,007,833
2.68%, 07/01/2022	469,826	479,371
2.69%, 10/01/2017	692,931	695,828
2.70%, 07/01/2026	1,000,000	976,858
2.72%, 10/25/2024	1,000,000	991,057
2.75%, 03/01/2022	457,920	467,211
2.76%, 05/01/2021	1,000,000	1,020,083
2.77%, 06/01/2023	884,938	892,880
2.81%, 06/01/2023 - 05/01/2027	2,000,000	1,988,559
2.86%, 05/01/2022	920,608	943,934
2.92%, 08/25/2021 - 12/01/2024	1,315,443	1,327,143
2.93%, 06/01/2030	800,000	778,773
2.94%, 02/01/2027	1,311,404	1,309,693
2.98%, 07/01/2022 - 04/01/2023	2,476,234	2,533,193
3.02% (B), 08/25/2024	955,000	963,653
3.04%, 12/01/2024	1,000,000	1,012,810
3.05%, 01/01/2025	1,000,000	1,012,666
3.08%, 12/01/2024	981,280	998,744
3.09% (B), 04/25/2027	1,167,000	1,169,587
3.10%, 09/01/2025	1,000,000	1,013,800
3.10% (B), 07/25/2024	820,000	831,609
3.11%, 01/01/2022 - 12/01/2024	1,703,286	1,746,361
3.12%, 05/01/2022 - 02/01/2027	2,909,265	2,952,844
3.13%, 06/01/2030	500,000	479,870
3.14%, 12/01/2026	965,243	975,037
3.15%, 12/01/2024	2,462,174	2,510,939
3.20%, 06/01/2030	500,000	499,720
3.23%, 11/01/2020 - 08/01/2027	2,658,400	2,700,341
3.24%, 10/01/2026	964,167	981,298

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
3.26%, 07/01/2022	$ 1,317,789	$ 1,369,477
3.28%, 08/01/2020	3,736,307	3,862,167
3.29%, 10/01/2020 - 08/01/2026	4,947,035	5,070,425
3.30%, 12/01/2026	1,000,000	1,020,361
3.34%, 02/01/2027 - 07/01/2030	2,500,000	2,549,046
3.35%, 08/01/2023	682,109	706,743
3.38%, 01/01/2018 - 12/01/2023	2,000,000	2,062,879
3.45%, 01/01/2024	1,000,000	1,041,837
3.47% (B), 01/25/2024	1,500,000	1,565,501
3.50%, 08/01/2032 - 08/01/2043	7,951,980	8,202,667
3.50%, 12/05/2032 (L)	1,700,000	1,744,625
3.51% (B), 12/25/2023	1,776,000	1,850,024
3.56%, 01/01/2021	905,830	953,893
3.59%, 12/01/2020	1,345,963	1,415,655
3.63%, 10/01/2029	486,309	507,798
3.65%, 04/25/2021	433,000	450,974
3.67%, 07/01/2023	925,000	975,330
3.73%, 06/25/2021 - 07/01/2022	1,204,526	1,276,694
3.74%, 06/01/2018	332,457	338,900
3.76%, 04/25/2021 - 11/01/2023	1,500,000	1,586,911
3.77%, 09/01/2021 - 12/01/2025	2,000,000	2,119,445
3.81%, 05/01/2022	904,346	959,900
3.84%, 09/01/2020	626,505	662,504
3.87%, 08/01/2021	461,550	492,483
3.88%, 09/01/2021	1,482,466	1,580,533
4.00%, 01/01/2035	2,415,716	2,592,913
4.02%, 11/01/2028	381,885	412,642
4.04%, 10/01/2020	400,000	426,778
4.13%, 08/01/2021	460,270	495,507
4.25%, 04/01/2021	1,050,000	1,134,409
4.30%, 04/01/2021	427,179	461,359
4.33%, 04/01/2021	368,585	396,831
4.36%, 05/01/2021	964,521	1,045,118
4.39%, 05/01/2021	287,445	311,564
4.48%, 02/01/2021	460,847	499,496
4.50%, 12/01/2019 - 09/01/2040	1,097,887	1,172,413
4.54%, 01/01/2020	656,124	699,435
4.78%, 12/01/2019	971,371	1,042,618
5.00%, 06/01/2033 - 08/01/2040	257,892	285,087
5.50%, 03/01/2024 - 03/01/2035	512,386	571,071
5.86%, 10/01/2017	474,224	488,053
6.00%, 08/01/2021 - 09/01/2037	1,161,456	1,301,726
7.00%, 11/01/2037 - 12/01/2037	70,441	77,795
Federal National Mortgage Association REMIC
1.05% (B), 07/25/2036	139,891	139,269
1.16% (B), 05/25/2027	222,039	221,831
1.26% (B), 05/25/2035 - 10/25/2042	1,316,571	1,314,085
1.36% (B), 04/25/2040	52,776	53,166
1.41% (B), 02/25/2024	107,639	108,040
1.66% (B), 03/25/2038	226,964	230,856
2.01% (B), 07/25/2023	210,824	215,009
3.00%, 05/25/2026 - 01/25/2046	1,621,354	1,652,395
3.50%, 04/25/2031	1,000,000	1,050,563
4.00%, 05/25/2033	200,000	209,965
5.00%, 10/25/2025	150,947	161,664
5.25%, 05/25/2039	70,834	75,503
5.50%, 03/25/2023 - 07/25/2040	1,267,337	1,384,936

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMIC (continued)
6.00%, 03/25/2029	$ 31,658	$ 36,105
6.50%, 01/25/2032 - 07/25/2036	147,507	168,706
7.00%, 11/25/2041	153,068	180,472
20.45% (B), 06/25/2035	100,638	129,124
Federal National Mortgage Association REMIC, Interest Only STRIPS
5.00%, 08/25/2019	806,903	29,450
5.77% (B), 01/25/2041	425,214	91,040
5.84% (B), 08/25/2035 - 06/25/2036	516,076	75,281
5.94% (B), 03/25/2036	415,050	84,052
Federal National Mortgage Association REMIC, Principal Only STRIPS 12/25/2034 - 12/25/2043	1,912,925	1,581,060
Federal National Mortgage Association, Principal Only STRIPS
09/25/2024 - 08/25/2032	53,129	46,560
05/15/2030, MTN	400,000	257,223
Financing Corp., Principal Only STRIPS 05/11/2018	2,500,000	2,455,980
FREMF Mortgage Trust
3.58% (B), 11/25/2049 (C)	491,000	441,049
3.68% (B), 01/25/2048 (C)	1,600,000	1,541,817
3.84% (B), 07/25/2049 (C)	440,000	433,661
Government National Mortgage Association
0.87% (B), 12/20/2062	671,820	664,760
0.94% (B), 03/20/2063	387,035	383,666
0.98% (B), 03/20/2060 - 02/20/2063	976,034	970,817
1.00% (B), 03/20/2063 - 08/20/2065	2,374,391	2,357,529
1.01% (B), 04/20/2063 - 02/20/2065	2,651,608	2,632,240
1.03% (B), 02/20/2061 - 12/20/2064	5,112,872	5,085,155
1.05% (B), 10/20/2062 - 09/20/2065	1,015,728	1,010,319
1.08% (B), 04/20/2062 - 07/20/2062	496,754	496,891
1.13% (B), 04/20/2064 - 11/20/2065	3,501,790	3,495,334
1.18% (B), 05/20/2061 - 03/20/2064	3,122,059	3,122,853
1.22% (B), 02/20/2064	706,218	708,937
1.23% (B), 09/20/2063	1,254,802	1,257,314
1.32% (B), 05/20/2066	979,768	978,207
1.60% (B), 12/20/2066	494,000	497,705
1.65%, 01/20/2063 - 04/20/2063	2,263,210	2,242,618
1.75%, 03/20/2063	455,439	453,532
3.95% (B), 11/16/2042	268,518	271,225
4.00%, 09/16/2025	500,000	526,833
4.25%, 12/20/2044	855,886	929,326
4.66% (B), 10/20/2041	692,421	751,120
4.73% (B), 11/20/2042	574,481	622,528
5.00%, 04/20/2041	199,015	238,556
5.24% (B), 07/20/2060	626,094	655,215
5.50%, 01/16/2033 - 07/20/2037	1,025,215	1,142,678
5.86% (B), 12/20/2038	150,417	170,241
6.00%, 02/15/2024 - 09/20/2038	835,165	928,659
20.69% (B), 04/20/2037	67,297	93,129
Government National Mortgage Association, Interest Only STRIPS
5.86% (B), 05/20/2041	148,394	29,753
7.50%, 04/20/2031	30,454	5,534
Government National Mortgage Association, Principal Only STRIPS 02/17/2033 - 01/20/2038	86,386	79,835

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Residual Funding Corp., Principal Only STRIPS 10/15/2019 - 10/15/2020	$ 6,525,000	$ 6,139,797
Tennessee Valley Authority
1.75%, 10/15/2018	171,000	172,468
4.25%, 09/15/2065	419,000	431,327
5.25%, 09/15/2039	200,000	251,199
5.88%, 04/01/2036	425,000	560,652
Tennessee Valley Authority, Principal Only STRIPS 07/15/2028	1,000,000	671,680

Total U.S. Government Agency Obligations (Cost $222,304,062)		222,475,548

U.S. GOVERNMENT OBLIGATIONS - 14.1%
U.S. Treasury - 14.0%
U.S. Treasury Bond
2.75%, 08/15/2042	1,500,000	1,417,090
2.88%, 05/15/2043	1,500,000	1,448,847
3.13%, 11/15/2041	1,145,000	1,162,041
3.50%, 02/15/2039	910,000	995,171
3.88%, 08/15/2040	2,160,000	2,480,034
4.25%, 05/15/2039 - 11/15/2040	1,750,000	2,124,623
4.38%, 02/15/2038 - 05/15/2041	7,965,000	9,859,501
4.50%, 05/15/2038 - 08/15/2039	2,000,000	2,523,187
4.75%, 02/15/2037	450,000	585,685
5.25%, 02/15/2029	300,000	383,461
5.38%, 02/15/2031	550,000	732,531
8.75%, 05/15/2020 - 08/15/2020	1,500,000	1,865,781
U.S. Treasury Bond, Principal Only STRIPS
02/15/2018 - 05/15/2035	119,960,000	95,587,479
08/15/2019 - 11/15/2019 (H)	2,300,000	2,213,753
U.S. Treasury Note
0.50%, 01/31/2017 (M)	7,542,000	7,542,860
0.63%, 04/30/2018	750,000	746,338
0.75%, 12/31/2017 - 02/15/2019	3,150,000	3,143,583
0.88%, 02/28/2017 - 07/31/2019	1,645,000	1,644,595
1.00%, 06/30/2019	200,000	198,438
1.00%, 11/15/2019 (H)	3,000,000	2,963,907
1.13%, 12/31/2018	4,500,000	4,504,572
1.25%, 10/31/2018	4,000,000	4,006,408
1.38%, 02/29/2020	1,400,000	1,393,328
1.50%, 08/31/2018 - 01/31/2022	4,720,000	4,725,179
1.63%, 07/31/2019 - 08/15/2022	2,000,000	1,998,105
1.75%, 09/30/2019 - 09/30/2022	900,000	894,465
1.75%, 11/30/2021 (H)	3,000,000	2,977,617
2.00%, 11/30/2020 - 08/15/2025	2,600,000	2,582,000
2.13%, 08/31/2020 - 05/15/2025	12,900,000	13,020,866
2.38%, 08/15/2024	1,100,000	1,105,113
2.50%, 08/15/2023	1,400,000	1,424,828
2.63%, 08/15/2020 - 11/15/2020	3,350,000	3,463,651
2.75%, 11/15/2023 - 02/15/2024	2,000,000	2,065,687
2.88%, 03/31/2018	1,000,000	1,023,477
3.13%, 01/31/2017 - 05/15/2021	4,550,000	4,740,823
3.38%, 11/15/2019	200,000	211,008
3.50%, 02/15/2018 - 05/15/2020	6,600,000	6,851,388
3.63%, 02/15/2020 - 02/15/2021	3,850,000	4,127,134

		200,734,554

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities - 0.1%
U.S. Treasury Inflation-Indexed Bond
2.50%, 01/15/2029	$ 56,290	$ 67,894
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2018 - 01/15/2022	1,965,314	1,974,836
1.38%, 01/15/2020	84,949	89,342

		2,132,072

Total U.S. Government Obligations (Cost $202,097,000)		202,866,626

	Shares	Value
COMMON STOCKS - 22.2%
Australia - 0.4%
AGL Energy, Ltd.	3,143	50,103
Alumina, Ltd. (H)	26,015	34,356
Amcor, Ltd.	7,879	85,004
AMP, Ltd.	14,121	51,360
APA Group (H)	8,138	50,330
Aristocrat Leisure, Ltd.	1,591	17,796
ASX, Ltd.	574	20,604
Aurizon Holdings, Ltd.	16,795	61,207
Australia & New Zealand Banking Group, Ltd.	18,003	395,213
Bendigo & Adelaide Bank, Ltd.	1,494	13,703
BHP Billiton PLC	11,612	186,968
BHP Billiton, Ltd.	17,098	309,210
Boral, Ltd.	6,251	24,405
Brambles, Ltd.	7,878	70,496
Caltex Australia, Ltd.	1,867	41,039
Challenger, Ltd.	1,869	15,160
Coca-Cola Amatil, Ltd.	5,504	40,196
Cochlear, Ltd.	490	43,335
Commonwealth Bank of Australia	9,204	547,373
Computershare, Ltd.	4,388	39,456
Crown Resorts, Ltd.	388	3,242
CSL, Ltd.	2,441	176,877
Dexus Property Group, REIT	8,996	62,453
DUET Group (H)	7,012	13,865
Fortescue Metals Group, Ltd.	3,354	14,256
Goodman Group, REIT	11,835	60,895
GPT Group, REIT	5,573	20,229
Incitec Pivot, Ltd.	4,858	12,621
Insurance Australia Group, Ltd.	9,128	39,457
LendLease Group (H)	4,615	48,691
Macquarie Group, Ltd.	1,902	119,579
Medibank Pvt, Ltd.	12,823	26,095
Mirvac Group, REIT	36,382	55,923
National Australia Bank, Ltd., Class N	13,751	304,351
Newcrest Mining, Ltd.	3,901	57,007
Oil Search, Ltd.	8,936	46,237
Orica, Ltd. (H)	2,796	35,674
Origin Energy, Ltd.	6,905	32,838
Qantas Airways, Ltd.	9,746	23,421
QBE Insurance Group, Ltd.	9,400	84,251
Ramsay Health Care, Ltd.	1,066	52,542
REA Group, Ltd.	602	23,994
Santos, Ltd.	8,349	24,221
Scentre Group, REIT	25,467	85,275

	Shares	Value
COMMON STOCKS (continued)
Australia (continued)
SEEK, Ltd.	248	$ 2,663
Sonic Healthcare, Ltd.	1,169	18,053
South32, Ltd.	33,499	66,480
Stockland, REIT	13,941	46,077
Suncorp Group, Ltd.	8,911	86,942
Sydney Airport	8,408	36,345
Tabcorp Holdings, Ltd.	8,984	31,185
Tatts Group, Ltd.	4,365	14,112
Telstra Corp., Ltd.	23,106	85,040
TPG Telecom, Ltd. (H)	3,202	15,759
Transurban Group	13,265	98,790
Treasury Wine Estates, Ltd.	2,891	22,282
Vicinity Centres, REIT	34,156	73,700
Wesfarmers, Ltd.	5,660	172,122
Westfield Corp., REIT	9,133	61,822
Westpac Banking Corp.	17,787	418,453
Woodside Petroleum, Ltd.	4,157	93,477
Woolworths, Ltd.	7,720	134,264

		4,998,874

Belgium - 0.1%
Anheuser-Busch InBev SA	7,623	806,849
KBC Group NV	4,546	281,522

		1,088,371

Bermuda - 0.1%
Aspen Insurance Holdings, Ltd.	3,325	182,875
Assured Guaranty, Ltd.	3,800	143,526
Everest RE Group, Ltd.	4,333	937,661
RenaissanceRe Holdings, Ltd.	900	122,598
Validus Holdings, Ltd.	6,000	330,060
XL Group, Ltd.	4,464	166,329

		1,883,049

Canada - 0.1%
Canadian Pacific Railway, Ltd.	2,633	375,913
Novadaq Technologies, Inc. (H) (N)	12,000	85,080
Restaurant Brands International, Inc.	10,348	493,186
Waste Connections, Inc.	14,020	1,101,832

		2,056,011

China - 0.0% (A)
Yangzijiang Shipbuilding Holdings, Ltd.	10,900	6,134

Denmark - 0.1%
AP Moller - Maersk A/S, Class B	145	231,384
Chr Hansen Holding A/S	3,457	191,438
Danske Bank A/S, Class R	5,547	168,236
Novo Nordisk A/S, Class B	15,238	549,539
Pandora A/S	1,986	259,832
TDC A/S, Class B (N)	37,952	194,852

		1,595,281

Finland - 0.1%
Cargotec OYJ, B Shares	4,157	187,681
Nokia OYJ	22,506	108,694
UPM-Kymmene OYJ	13,917	341,925
Wartsila OYJ Abp	48	2,156

		640,456

France - 0.6%
Air Liquide SA, Class A	5,348	594,764
Airbus Group SE	4,602	304,416

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
France (continued)
Arkema SA	2,500	$ 244,583
AXA SA	27,578	696,284
BNP Paribas SA	11,804	752,363
Bouygues SA, Class A	4,171	149,478
Capgemini SA	3,332	281,121
Cie de Saint-Gobain	1,547	72,067
Cie Generale des Etablissements Michelin, Class B	3,489	388,204
Danone SA	847	53,674
Engie SA	1,386	17,683
Kering	1,246	279,765
L’Oreal SA	492	89,805
LVMH Moet Hennessy Louis Vuitton SE	319	60,913
Natixis SA, Class A	40,780	230,089
Nexans SA (N)	1,895	98,163
Renault SA	4,538	403,698
Sanofi	7,436	601,935
Schneider Electric SE	6,500	452,340
Societe Generale SA	4,946	243,374
Sodexo SA	2,985	343,124
Technip SA	2,593	185,089
Thales SA	3,056	296,373
TOTAL SA	17,531	899,080
Unibail-Rodamco SE, REIT	137	32,700
Vinci SA	5,352	364,506
Vivendi SA	5,935	112,798

		8,248,389

Germany - 0.5%
adidas AG	2,181	344,719
Allianz SE, Class A	1,667	275,499
BASF SE, Class R	5,012	465,913
Bayer AG	5,579	582,164
Bayerische Motoren Werke AG (H)	895	83,613
Brenntag AG	3,464	192,529
Continental AG	918	177,515
Daimler AG	5,503	409,662
Deutsche Post AG	15,434	507,463
Deutsche Telekom AG	16,472	283,584
Evonik Industries AG	4,322	129,116
Fresenius SE & Co. KGaA	4,514	352,859
HeidelbergCement AG	1,563	145,822
Infineon Technologies AG	14,175	246,351
Linde AG	867	142,464
Merck KGaA (H)	2,089	218,030
Muenchener Rueckversicherungs-Gesellschaft AG	728	137,671
SAP SE	8,625	751,841
Siemens AG, Class A	7,340	902,450
Telefonica Deutschland Holding AG (H)	28,459	121,927
Uniper SE (N)	2,381	32,871

		6,504,063

Hong Kong - 0.1%
AIA Group, Ltd.	65,800	371,236
ASM Pacific Technology, Ltd.	1,400	14,831
Bank of East Asia, Ltd.	2,200	8,426
BOC Hong Kong Holdings, Ltd.	24,500	87,675
Cathay Pacific Airways, Ltd. (H)	16,000	21,046
Cheung Kong Infrastructure Holdings, Ltd.	5,000	39,783

	Shares	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Cheung Kong Property Holdings, Ltd.	12,500	$ 76,649
CK Hutchison Holdings, Ltd.	17,500	198,369
CLP Holdings, Ltd.	12,000	110,259
Galaxy Entertainment Group, Ltd.	11,000	47,946
Hang Lung Properties, Ltd.	4,000	8,480
Hang Seng Bank, Ltd.	5,100	94,904
Henderson Land Development Co., Ltd.	9,680	51,493
HKT Trust & HKT, Ltd.	9,000	11,026
Hong Kong & China Gas Co., Ltd.	48,730	86,344
Hong Kong Exchanges & Clearing, Ltd.	6,000	141,750
Hongkong Land Holdings, Ltd.	1,300	8,229
Jardine Matheson Holdings, Ltd.	1,000	55,250
Kerry Properties, Ltd.	9,500	25,788
Li & Fung, Ltd.	28,000	12,313
Link REIT	8,500	55,245
MTR Corp., Ltd.	6,500	31,601
New World Development Co., Ltd.	13,000	13,747
NWS Holdings, Ltd.	7,000	11,410
Power Assets Holdings, Ltd.	7,500	66,107
Sino Land Co., Ltd.	30,000	44,955
Sun Hung Kai Properties, Ltd.	9,000	113,740
Swire Pacific, Ltd., Class A	5,500	52,521
Techtronic Industries Co., Ltd.	2,500	8,963
WH Group, Ltd. (C)	18,500	14,958
Wharf Holdings, Ltd.	11,000	73,125
Wheelock & Co., Ltd.	11,000	61,919
Yue Yuen Industrial Holdings, Ltd.	6,500	23,596

		2,043,684

Ireland - 0.1%
Accenture PLC, Class A	11,080	1,297,800
Allegion PLC	3,470	222,080
James Hardie Industries PLC, CDI	3,901	61,849

		1,581,729

Israel - 0.0% (A)
Teva Pharmaceutical Industries, Ltd., ADR	3,649	132,276

Italy - 0.1%
Atlantia SpA	10,448	244,818
Enel SpA	109,592	483,136
Eni SpA, Class B	1,256	20,453
Intesa Sanpaolo SpA	171,340	437,556
Italgas SpA (N)	5,092	20,036
Snam SpA	25,461	104,901
Telecom Italia SpA (H) (N)	208,377	183,595

		1,494,495

Japan - 1.2%
AEON Financial Service Co., Ltd.	700	12,440
Aeon Mall Co., Ltd., Class A	3,700	52,045
Air Water, Inc.	5,000	90,267
Ajinomoto Co., Inc.	3,200	64,452
Alfresa Holdings Corp.	1,500	24,821
Amada Holdings Co., Ltd.	6,500	72,578
Aozora Bank, Ltd. (H)	2,000	7,067
Asahi Group Holdings, Ltd.	800	25,258
Asahi Kasei Corp.	4,000	34,892
Astellas Pharma, Inc.	8,100	112,516
Bandai Namco Holdings, Inc.	3,500	96,578
Bridgestone Corp. (H)	5,700	205,517
Canon, Inc. (H)	4,900	138,143

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Casio Computer Co., Ltd.	4,700	$ 66,474
Central Japan Railway Co.	600	98,721
Chubu Electric Power Co., Inc. (H)	3,500	48,903
Chugai Pharmaceutical Co., Ltd. (H)	1,300	37,318
Concordia Financial Group, Ltd.	17,400	83,758
CYBERDYNE, Inc. (H) (N)	1,700	24,029
Dai Nippon Printing Co., Ltd.	2,000	19,765
Dai-ichi Life Holdings, Inc.	7,800	129,872
Daicel Corp.	6,600	72,847
Daiichi Sankyo Co., Ltd.	6,600	135,049
Daikin Industries, Ltd.	2,200	202,071
Daito Trust Construction Co., Ltd.	800	120,334
Daiwa House Industry Co., Ltd.	5,900	161,338
Daiwa House REIT Investment Corp.	8	20,234
DeNA Co., Ltd.	1,700	37,149
Denso Corp.	1,500	64,980
Dentsu, Inc. (H)	1,500	70,588
DIC Corp.	1,600	48,599
East Japan Railway Co.	2,100	181,476
Eisai Co., Ltd.	1,400	80,353
Electric Power Development Co., Ltd.	4,000	92,064
FANUC Corp.	900	152,586
Fast Retailing Co., Ltd.	300	107,371
Fuji Electric Co., Ltd.	12,000	62,220
Fuji Heavy Industries, Ltd.	2,700	110,241
FUJIFILM Holdings Corp.	4,200	159,375
Fujitsu, Ltd.	9,000	50,015
Hankyu Hanshin Holdings, Inc.	2,600	83,422
Hitachi, Ltd. (H)	37,000	200,077
Hokuriku Electric Power Co. (H)	1,000	11,209
Honda Motor Co., Ltd.	11,800	344,787
Hoya Corp.	2,700	113,452
Hulic Co., Ltd.	6,200	55,117
Inpex Corp.	9,800	98,189
Isuzu Motors, Ltd.	3,400	43,084
ITOCHU Corp.	13,700	181,924
Itochu Techno-Solutions Corp.	900	23,410
J Front Retailing Co., Ltd.	5,400	72,770
Japan Airlines Co., Ltd.	3,200	93,502
Japan Exchange Group, Inc.	1,600	22,862
Japan Prime Realty Investment Corp., REIT (H)	5	19,701
Japan Real Estate Investment Corp., REIT	8	43,602
Japan Retail Fund Investment Corp., Class A, REIT	15	30,366
Japan Tobacco, Inc.	7,900	259,830
JSR Corp.	3,700	58,345
JTEKT Corp.	1,300	20,800
JX Holdings, Inc.	31,000	131,215
Kajima Corp.	17,000	117,673
Kansai Electric Power Co., Inc. (N)	7,400	80,917
Kao Corp.	3,400	161,193
Kawasaki Heavy Industries, Ltd. (H)	16,000	50,242
KDDI Corp.	8,300	210,172
Keikyu Corp.	2,000	23,187
Kewpie Corp.	2,100	51,047
Keyence Corp.	300	205,861
Kintetsu Group Holdings Co., Ltd.	10,000	38,160
Kirin Holdings Co., Ltd.	9,100	148,053

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Komatsu, Ltd.	3,900	$ 88,344
Kubota Corp. (H)	6,900	98,504
Kurita Water Industries, Ltd.	700	15,416
Kyocera Corp.	500	24,864
Kyowa Hakko Kirin Co., Ltd.	6,200	85,726
Kyushu Electric Power Co., Inc. (H)	3,900	42,312
Lawson, Inc. (H)	200	14,049
M3, Inc. (H)	3,500	88,193
Mabuchi Motor Co., Ltd. (H)	1,200	62,631
Makita Corp.	200	13,399
Marubeni Corp.	10,300	58,411
Mazda Motor Corp.	6,200	101,428
Mebuki Financial Group, Inc.	15,000	55,572
Mitsubishi Chemical Holdings Corp.	1,500	9,728
Mitsubishi Corp.	11,500	245,005
Mitsubishi Electric Corp.	13,300	185,432
Mitsubishi Estate Co., Ltd.	4,000	79,658
Mitsubishi Heavy Industries, Ltd.	2,000	9,114
Mitsubishi Tanabe Pharma Corp.	1,400	27,467
Mitsubishi UFJ Financial Group, Inc. (H)	85,800	528,712
Mitsubishi UFJ Lease & Finance Co., Ltd.	18,600	96,123
Mitsui & Co., Ltd.	4,600	63,249
Mitsui Chemicals, Inc.	17,000	76,364
Mitsui Fudosan Co., Ltd.	3,000	69,433
Mitsui O.S.K. Lines, Ltd.	7,000	19,405
Mizuho Financial Group, Inc.	94,900	170,353
MS&AD Insurance Group Holdings, Inc.	1,000	31,007
Murata Manufacturing Co., Ltd.	700	93,733
NGK Insulators, Ltd.	4,900	95,044
NGK Spark Plug Co., Ltd.	3,500	77,801
NH Foods, Ltd. (H)	3,000	80,984
Nidec Corp.	1,900	163,949
Nintendo Co., Ltd.	700	146,978
Nippon Building Fund, Inc., REIT (H)	8	44,287
Nippon Prologis REIT, Inc. (H)	7	14,308
Nippon Steel & Sumitomo Metal Corp.	6,900	153,911
Nippon Telegraph & Telephone Corp.	5,900	247,964
Nippon Yusen KK	7,000	12,997
Nissan Motor Co., Ltd.	15,700	157,907
Nisshin Seifun Group, Inc.	5,100	76,538
Nitori Holdings Co., Ltd.	900	102,879
Nitto Denko Corp. (H)	700	53,718
Nomura Holdings, Inc.	16,600	97,874
Nomura Real Estate Master Fund, Inc., REIT	18	27,229
NSK, Ltd. (H)	6,000	69,510
NTT DOCOMO, Inc.	9,300	211,901
Obayashi Corp.	1,700	16,247
OBIC Co., Ltd.	900	39,350
Olympus Corp.	2,900	100,244
Omron Corp.	2,000	76,749
Ono Pharmaceutical Co., Ltd.	700	15,306
Oriental Land Co., Ltd. (H)	2,200	124,348
ORIX Corp.	12,100	188,838
Otsuka Corp.	1,700	79,418
Otsuka Holdings Co., Ltd.	3,900	169,948
Panasonic Corp.	12,500	127,219
Rakuten, Inc.	5,100	49,985
Recruit Holdings Co., Ltd.	500	20,064

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Resona Holdings, Inc.	18,700	$ 95,920
Rinnai Corp.	400	32,274
Rohm Co., Ltd.	1,700	97,891
Ryohin Keikaku Co., Ltd. (H)	300	58,806
Santen Pharmaceutical Co., Ltd.	1,500	18,353
Secom Co., Ltd.	200	14,628
Sekisui Chemical Co., Ltd.	400	6,379
Sekisui House, Ltd.	2,200	36,621
Seven & i Holdings Co., Ltd.	3,900	148,592
Shimadzu Corp.	2,000	31,863
Shimamura Co., Ltd.	500	62,417
Shimano, Inc. (H)	300	47,076
Shin-Etsu Chemical Co., Ltd.	3,200	248,252
Shionogi & Co., Ltd.	1,700	81,440
Shizuoka Bank, Ltd. (H)	8,000	67,217
SMC Corp.	200	47,752
SoftBank Group Corp.	6,400	425,206
Sompo Holdings, Inc.	4,200	142,306
Sony Corp.	7,300	204,556
Stanley Electric Co., Ltd.	700	19,136
Sumitomo Electric Industries, Ltd.	9,300	134,198
Sumitomo Metal Mining Co., Ltd. (H)	4,000	51,576
Sumitomo Mitsui Financial Group, Inc.	8,100	309,099
Sumitomo Mitsui Trust Holdings, Inc.	3,100	110,950
Sumitomo Realty & Development Co., Ltd.	2,000	53,151
Sundrug Co., Ltd.	800	55,375
Suntory Beverage & Food, Ltd.	900	37,386
Suruga Bank, Ltd.	900	20,091
Suzuken Co., Ltd.	2,200	71,906
Suzuki Motor Corp.	4,100	144,320
Sysmex Corp.	800	46,340
T&D Holdings, Inc.	2,200	29,092
Takeda Pharmaceutical Co., Ltd.	2,400	99,286
Tohoku Electric Power Co., Inc.	1,500	18,956
Tokio Marine Holdings, Inc.	3,300	135,416
Tokyo Electric Power Co. Holdings, Inc. (N)	7,000	28,270
Tokyo Electron, Ltd.	1,400	132,304
Tokyo Gas Co., Ltd.	7,000	31,677
Tokyo Tatemono Co., Ltd. (H)	2,200	29,421
Tokyu Corp.	15,000	110,246
Tokyu Fudosan Holdings Corp.	15,300	90,327
Toppan Printing Co., Ltd.	10,000	95,487
Toshiba Corp. (H) (N)	12,000	29,067
Toyo Suisan Kaisha, Ltd.	500	18,118
Toyota Industries Corp.	1,700	81,018
Toyota Motor Corp.	14,300	841,544
Toyota Tsusho Corp.	700	18,237
Trend Micro, Inc. (H)	1,300	46,216
United Urban Investment Corp., Class A, REIT	13	19,788
West Japan Railway Co.	2,200	135,021
Yamada Denki Co., Ltd. (H)	15,200	81,934
Yamaha Motor Co., Ltd. (H)	400	8,809
Yamato Holdings Co., Ltd.	3,100	63,034

		16,729,945

Jersey, Channel Islands - 0.0% (A)
Randgold Resources, Ltd.	1,434	113,370

	Shares	Value
COMMON STOCKS (continued)
Luxembourg - 0.0% (A)
ArcelorMittal (N)	31,639	$ 233,667

Macau - 0.0% (A)
Sands China, Ltd.	17,600	76,487

Netherlands - 0.3%
ASML Holding NV	3,536	396,970
ASR Nederland NV (N)	3,467	82,480
Heineken Holding NV, Class A	2,384	165,979
Heineken NV	1,005	75,387
ING Groep NV	42,521	598,438
Koninklijke Ahold Delhaize NV	11,714	246,985
Koninklijke KPN NV	66,124	195,870
Koninklijke Philips NV	8,350	254,899
NN Group NV	7,517	254,752
NXP Semiconductors NV (N)	4,615	452,316
Royal Dutch Shell PLC, Class A	43,999	1,215,981
Royal Dutch Shell PLC, Class B	17,149	497,504

		4,437,561

New Zealand - 0.0% (A)
Auckland International Airport, Ltd.	7,672	33,311
Contact Energy, Ltd.	5,860	18,971
Fletcher Building, Ltd.	6,914	50,913
Ryman Healthcare, Ltd.	3,142	17,702
Spark New Zealand, Ltd.	15,460	36,624

		157,521

Norway - 0.0% (A)
Norsk Hydro ASA	22,020	105,314

Panama - 0.0% (A)
Copa Holdings SA, Class A	4,887	443,886

Portugal - 0.0% (A)
Galp Energia SGPS SA, Class B	9,630	143,844

Puerto Rico - 0.0% (A)
First BanCorp (N)	15,875	104,934

Singapore - 0.2%
Ascendas Real Estate Investment Trust	4,500	7,054
Broadcom, Ltd.	9,709	1,716,260
CapitaLand Mall Trust, REIT (H)	10,000	13,017
CapitaLand, Ltd. (H)	8,800	18,352
ComfortDelGro Corp., Ltd.	10,300	17,568
DBS Group Holdings, Ltd.	12,500	149,674
Genting Singapore PLC	20,300	12,686
Global Logistic Properties, Ltd., Class L	22,900	34,789
Hutchison Port Holdings Trust	57,400	24,969
Jardine Cycle & Carriage, Ltd.	400	11,388
Keppel Corp., Ltd. (H)	11,900	47,579
Kulicke & Soffa Industries, Inc. (N)	10,350	165,082
Oversea-Chinese Banking Corp., Ltd.	21,000	129,351
Singapore Exchange, Ltd.	2,100	10,383
Singapore Press Holdings, Ltd. (H)	4,000	9,750
Singapore Telecommunications, Ltd. (H)	46,600	116,810
United Overseas Bank, Ltd.	8,200	115,513
Wilmar International, Ltd.	16,300	40,408

		2,640,633

Spain - 0.1%
Banco Bilbao Vizcaya Argentaria SA	14,927	100,783
Banco Santander SA, Class A	73,616	384,282

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Spain (continued)
Bankia SA (H)	222,709	$ 227,636
Distribuidora Internacional de Alimentacion SA (H)	26,331	129,301
Iberdrola SA	53,354	350,121
Industria de Diseno Textil SA	12,425	424,158
Telefonica SA	31,267	290,295

		1,906,576

Sweden - 0.1%
Assa Abloy AB, B Shares	971	18,023
Electrolux AB, Series B	8,137	202,117
Nordea Bank AB	31,873	354,393
Sandvik AB	17,591	217,604
Skandinaviska Enskilda Banken AB, Class A	26,789	280,957
Telefonaktiebolaget LM Ericsson, Class B (H)	16,475	96,746
Telia Co. AB	35,620	143,526

		1,313,366

Switzerland - 0.5%
ABB, Ltd. (N)	3,260	68,766
Actelion, Ltd. (N)	884	191,419
Adecco Group AG	3,438	225,025
Chubb, Ltd.	4,681	618,454
Cie Financiere Richemont SA	4,164	275,814
Credit Suisse Group AG (N)	8,866	127,204
Glencore PLC (N)	18,153	62,048
LafargeHolcim, Ltd. (N)	8,865	467,060
Nestle SA	20,733	1,487,328
Novartis AG	11,581	842,730
Roche Holding AG	5,090	1,162,657
Swiss Re AG	3,446	326,563
Syngenta AG (N)	277	109,747
TE Connectivity, Ltd.	8,802	609,803
UBS Group AG	19,097	299,123
Wolseley PLC	7,549	461,634
Zurich Insurance Group AG (N)	1,132	311,709

		7,647,084

Thailand - 0.0% (A)
Fabrinet (N)	2,850	114,855

United Kingdom - 0.8%
3i Group PLC	26,669	231,383
Associated British Foods PLC	7,957	269,180
AstraZeneca PLC	2,556	139,782
BAE Systems PLC	13,226	96,413
Barclays PLC	35,513	97,796
Barratt Developments PLC	23,291	132,726
BP PLC	78,351	492,069
British American Tobacco PLC	17,402	991,137
BT Group PLC, Class A	19,348	87,485
Capita PLC	247	1,616
Cardtronics PLC, Class A (N)	950	51,842
Centrica PLC	107,346	309,698
Compass Group PLC	14,252	263,638
Delphi Automotive PLC, Class A	4,111	276,876
Diageo PLC	6,241	162,289
Dixons Carphone PLC	30,967	135,329
Ensco PLC, Class A	5,800	56,376
GlaxoSmithKline PLC	42,387	815,953

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
HSBC Holdings PLC	91,058	$ 737,172
Imperial Brands PLC	3,458	150,969
InterContinental Hotels Group PLC	5,664	253,944
ITV PLC	86,391	219,750
Kingfisher PLC	33,687	145,430
LivaNova PLC (N)	3,325	149,525
Lloyds Banking Group PLC	184,459	142,102
London Stock Exchange Group PLC	4,990	179,202
National Grid PLC, Class B	6,601	77,413
Noble Corp. PLC	4,950	29,304
Pentair PLC	905	50,743
Persimmon PLC	2,796	61,197
Prudential PLC	31,775	637,321
Reckitt Benckiser Group PLC, Class A	3,243	275,211
Rio Tinto PLC	11,306	440,090
Rio Tinto, Ltd. (H)	2,620	113,254
RSA Insurance Group PLC	32,009	231,165
Seadrill, Ltd. (H) (N)	18,600	63,426
Standard Chartered PLC (N)	34,104	278,909
STERIS PLC	1,850	124,672
Taylor Wimpey PLC	79,073	149,585
Unilever NV, CVA (H)	15,072	620,581
Vodafone Group PLC	274,563	676,235
Whitbread PLC	4,380	203,825
WPP PLC, Class A	21,662	484,804

		11,107,417

United States - 16.7%
3D Systems Corp. (H) (N)	2,275	30,235
8x8, Inc. (N)	1,725	24,668
A.O. Smith Corp.	5,250	248,587
AAR Corp.	600	19,830
Aaron’s, Inc.	5,775	184,742
Abbott Laboratories	17,731	681,048
ABIOMED, Inc. (N)	775	87,327
ABM Industries, Inc.	1,175	47,987
Acadia Healthcare Co., Inc. (H) (N)	14,898	493,124
Acadia Realty Trust, REIT	900	29,412
ACI Worldwide, Inc. (N)	2,525	45,829
Acorda Therapeutics, Inc. (N)	2,925	54,990
Activision Blizzard, Inc.	14,775	533,525
Acuity Brands, Inc.	2,640	609,470
Adobe Systems, Inc. (N)	13,544	1,394,355
Advanced Energy Industries, Inc. (N)	875	47,906
Advanced Micro Devices, Inc. (N)	12,675	143,734
AECOM (N)	6,325	229,977
Aegion Corp., Class A (N)	4,650	110,205
Aerojet Rocketdyne Holdings, Inc. (N)	1,300	23,335
AES Corp.	36,700	426,454
Aetna, Inc.	13,577	1,683,684
Affiliated Managers Group, Inc. (N)	2,833	411,635
AGCO Corp.	1,675	96,915
Agilent Technologies, Inc.	3,743	170,531
AK Steel Holding Corp. (N)	9,525	97,250
Akorn, Inc., Class A (N)	3,825	83,500
Albany Molecular Research, Inc. (H) (N)	575	10,787
Alexander & Baldwin, Inc.	975	43,748
Alexandria Real Estate Equities, Inc., REIT	1,275	141,691

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Alexion Pharmaceuticals, Inc. (N)	1,122	$ 137,277
Align Technology, Inc. (N)	5,200	499,876
Alleghany Corp. (N)	325	197,639
Allegiant Travel Co., Class A	275	45,760
Allergan PLC (N)	3,731	783,547
ALLETE, Inc.	1,575	101,099
Allscripts Healthcare Solutions, Inc. (N)	8,750	89,337
Allstate Corp.	5,424	402,027
Alphabet, Inc., Class A (N)	1,857	1,471,580
Alphabet, Inc., Class C (N)	5,353	4,131,552
Altria Group, Inc.	4,365	295,161
AMAG Pharmaceuticals, Inc. (H) (N)	2,375	82,650
Amazon.com, Inc. (N)	4,922	3,690,860
AMC Networks, Inc., Class A (N)	1,775	92,903
Ameren Corp.	7,512	394,080
American Assets Trust, Inc., REIT	725	31,233
American Axle & Manufacturing Holdings, Inc. (N)	1,675	32,328
American Campus Communities, Inc., REIT	4,400	218,988
American Eagle Outfitters, Inc. (H)	3,450	52,337
American Financial Group, Inc.	2,950	259,954
American International Group, Inc.	5,667	370,112
American States Water Co.	800	36,448
American Tower Corp., Class A, REIT	10,632	1,123,590
American Vanguard Corp.	625	11,969
American Woodmark Corp. (N)	300	22,575
Ameriprise Financial, Inc.	1,348	149,547
Ameris Bancorp	675	29,430
AMERISAFE, Inc.	375	23,381
Amgen, Inc.	7,255	1,060,754
AMN Healthcare Services, Inc. (N)	800	30,760
Amphenol Corp., Class A	7,997	537,398
Anadarko Petroleum Corp., Class A	6,398	446,133
Analog Devices, Inc., Class A	9,596	696,862
AngioDynamics, Inc. (N)	2,225	37,536
Anixter International, Inc. (N)	550	44,578
ANSYS, Inc. (N)	625	57,806
Anthem, Inc.	440	63,259
Apache Corp.	4,783	303,577
Apple, Inc.	44,786	5,187,115
Applied Industrial Technologies, Inc.	850	50,490
Applied Materials, Inc., Class A	50,060	1,615,436
Aptargroup, Inc.	375	27,544
ArcBest Corp.	5,000	138,250
Archer-Daniels-Midland Co.	10,771	491,696
Archrock, Inc.	8,425	111,210
Arista Networks, Inc. (N)	3,065	296,600
ARRIS International PLC (N)	3,600	108,468
Arrow Electronics, Inc. (N)	4,850	345,805
Arthur J. Gallagher & Co.	6,086	316,229
Ashland Global Holdings, Inc.	1,300	142,077
Associated Banc-Corp.	6,700	165,490
AT&T, Inc.	39,730	1,689,717
Atmos Energy Corp.	4,225	313,284
ATN International, Inc.	225	18,029
Atwood Oceanics, Inc. (H)	1,125	14,771
AutoZone, Inc. (N)	38	30,012
AvalonBay Communities, Inc., REIT	2,326	412,051
Avista Corp.	1,850	73,981

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Avnet, Inc.	6,050	$ 288,040
Avon Products, Inc. (N)	9,875	49,770
B&G Foods, Inc.	1,375	60,225
B/E Aerospace, Inc.	150	9,029
Baker Hughes, Inc.	19,400	1,260,418
Banc of California, Inc.	875	15,181
BancorpSouth, Inc.	2,250	69,862
Bank of America Corp.	159,873	3,533,193
Bank of Hawaii Corp. (H)	1,375	121,949
Bank of New York Mellon Corp.	9,830	465,745
Bank of the Ozarks, Inc.	1,150	60,479
Banner Corp.	350	19,534
Barnes Group, Inc.	3,775	179,010
Baxter International, Inc.	8,400	372,456
BB&T Corp.	2,862	134,571
Becton Dickinson and Co.	2,368	392,022
Bel Fuse, Inc., Class B	2,400	74,160
Belden, Inc.	825	61,685
Bemis Co., Inc.	1,075	51,407
Benchmark Electronics, Inc. (N)	1,075	32,788
Berkshire Hathaway, Inc., Class B (N)	8,925	1,454,596
Berry Plastics Group, Inc. (N)	1,500	73,095
Best Buy Co., Inc.	14,797	631,388
Big Lots, Inc. (H)	1,175	58,997
Bill Barrett Corp. (N)	900	6,291
Biogen, Inc. (N)	3,592	1,018,619
BioMarin Pharmaceutical, Inc. (N)	501	41,503
BioTelemetry, Inc. (N)	650	14,528
BJ’s Restaurants, Inc. (N)	450	17,685
Black Box Corp.	675	10,294
BlackRock, Inc., Class A	1,957	744,717
Blucora, Inc. (N)	850	12,538
Bob Evans Farms, Inc.	375	19,954
BofI Holding, Inc. (N)	900	25,695
Boise Cascade Co. (N)	825	18,563
Boston Private Financial Holdings, Inc.	1,600	26,480
Boston Scientific Corp. (N)	27,430	593,311
Boyd Gaming Corp. (N)	1,775	35,802
Briggs & Stratton Corp.	850	18,921
Brink’s Co.	3,800	156,750
Brinker International, Inc. (H)	3,250	160,972
Bristol-Myers Squibb Co.	18,047	1,054,667
Bristow Group, Inc.	475	9,728
Brixmor Property Group, Inc., REIT	2,283	55,751
Broadridge Financial Solutions, Inc.	4,650	308,295
Brookline Bancorp, Inc.	1,525	25,010
Brown & Brown, Inc.	1,825	81,869
Brunswick Corp., Class B	1,925	104,989
Buffalo Wild Wings, Inc. (N)	400	61,760
Burlington Stores, Inc. (N)	5,200	440,700
Cable One, Inc.	100	62,173
Cabot Corp.	4,725	238,801
Cabot Microelectronics Corp., Class A	475	30,006
Cabot Oil & Gas Corp.	7,038	164,408
CACI International, Inc., Class A (N)	700	87,010
Cadence Design Systems, Inc. (N)	6,850	172,757
Caleres, Inc.	2,475	81,229
Callaway Golf Co.	12,225	133,986

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Cambrex Corp. (N)	650	$ 35,068
Camden Property Trust, REIT	2,215	186,215
Capella Education Co.	300	26,340
Capital One Financial Corp.	6,284	548,216
Care Capital Properties, Inc., REIT	3,000	75,000
Career Education Corp. (N)	1,250	12,613
Carlisle Cos., Inc.	5,870	647,402
Carpenter Technology Corp.	1,025	37,074
Carter’s, Inc.	1,450	125,265
Casey’s General Stores, Inc.	3,038	361,157
Catalent, Inc. (N)	1,950	52,572
Cathay General Bancorp	1,650	62,750
Cato Corp., Class A	1,525	45,872
CBOE Holdings, Inc.	125	9,236
CBRE Group, Inc., Class A (N)	13,948	439,223
CBS Corp., Class B	868	55,222
CDK Global, Inc.	4,850	289,496
CEB, Inc.	625	37,875
Cedar Realty Trust, Inc., REIT	1,450	9,469
Celgene Corp. (N)	10,906	1,262,369
Central Garden & Pet Co. (H) (N)	850	28,127
Central Garden & Pet Co., Class A (N)	4,275	132,097
CenturyLink, Inc.	4,768	113,383
Charles River Laboratories International, Inc. (N)	1,150	87,618
Charles Schwab Corp.	36,951	1,458,456
Charter Communications, Inc., Class A (N)	2,910	837,847
Cheesecake Factory, Inc.	1,775	106,287
Chemours Co.	5,150	113,763
Cheniere Energy, Inc. (N)	2,414	100,012
Chesapeake Lodging Trust, REIT	1,075	27,800
Chevron Corp.	6,756	795,181
Chico’s FAS, Inc.	4,350	62,597
Children’s Place, Inc.	1,600	161,520
Chimera Investment Corp., REIT	7,031	119,668
Ciena Corp. (N)	2,425	59,194
Cigna Corp.	1,296	172,873
Cimarex Energy Co.	1,200	163,080
Cinemark Holdings, Inc.	2,200	84,392
Cirrus Logic, Inc. (N)	1,300	73,502
Cisco Systems, Inc.	12,060	364,453
Citigroup, Inc.	52,192	3,101,771
Clearwater Paper Corp. (N)	300	19,665
CMS Energy Corp.	7,608	316,645
Coca-Cola Co.	13,083	542,421
Cognizant Technology Solutions Corp., Class A (N)	2,433	136,321
Coherent, Inc. (N)	475	65,258
Cohu, Inc.	3,525	48,998
Columbia Banking System, Inc.	1,325	59,201
Comcast Corp., Class A	19,499	1,346,406
Comerica, Inc., Class A	3,800	258,818
Comfort Systems USA, Inc., Class A	725	24,143
Commerce Bancshares, Inc.	109	6,301
Commercial Metals Co.	5,025	109,444
Communications Sales & Leasing, Inc., REIT	5,125	130,226
Community Bank System, Inc.	875	54,066
CommVault Systems, Inc. (N)	850	43,690
Computer Sciences Corp.	14,150	840,793

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
comScore, Inc. (N)	900	$ 28,422
Comtech Telecommunications Corp.	275	3,259
Concho Resources, Inc. (N)	6,212	823,711
Constellation Brands, Inc., Class A	3,581	549,003
Contango Oil & Gas Co., Class A (N)	275	2,569
Convergys Corp.	1,975	48,506
Cooper Cos., Inc.	265	46,356
Cooper-Standard Holdings, Inc. (N)	1,625	167,992
Copart, Inc. (N)	2,050	113,590
Core-Mark Holding Co., Inc.	350	15,075
CoreLogic, Inc. (N)	4,600	169,418
CoreSite Realty Corp., REIT	725	57,543
Corning, Inc.	37,546	911,241
Corporate Office Properties Trust, REIT	5,700	177,954
CoStar Group, Inc. (N)	1,285	242,210
Costco Wholesale Corp.	3,736	598,171
Cousins Properties, Inc., REIT	5,717	48,652
Cracker Barrel Old Country Store, Inc. (H)	625	104,362
Crane Co.	3,225	232,587
Cross Country Healthcare, Inc. (N)	1,575	24,586
Crown Holdings, Inc. (N)	3,741	196,664
CryoLife, Inc. (N)	2,950	56,493
CST Brands, Inc.	1,425	68,614
Cummins, Inc.	1,610	220,039
Curtiss-Wright Corp.	5,625	553,275
CVS Health Corp.	2,070	163,344
Cynosure, Inc., Class A (N)	400	18,240
D.R. Horton, Inc.	15,313	418,504
Dana, Inc.	10,275	195,019
Danaher Corp.	2,086	162,374
Darling Ingredients, Inc. (N)	3,325	42,926
DCT Industrial Trust, Inc., REIT	1,375	65,835
Dean Foods Co.	7,225	157,360
Deckers Outdoor Corp. (N)	575	31,849
Deere & Co.	888	91,500
Delta Air Lines, Inc.	17,448	858,267
Denbury Resources, Inc. (H) (N)	34,675	127,604
Depomed, Inc. (H) (N)	1,000	18,020
DeVry Education Group, Inc.	1,225	38,220
Diamondback Energy, Inc. (N)	4,127	417,075
DiamondRock Hospitality Co., REIT	8,950	103,193
Dick’s Sporting Goods, Inc.	2,150	114,165
Digi International, Inc. (N)	2,900	39,875
Dime Community Bancshares, Inc.	1,550	31,155
DineEquity, Inc.	925	71,225
Discover Financial Services	14,512	1,046,170
DISH Network Corp., Class A (N)	4,173	241,742
Dollar General Corp.	10,356	767,069
Domino’s Pizza, Inc.	1,025	163,221
Domtar Corp.	1,300	50,739
Donnelley Financial Solutions, Inc. (N)	1,512	34,746
Douglas Emmett, Inc., REIT	3,775	138,014
Dow Chemical Co.	5,767	329,988
Dr. Pepper Snapple Group, Inc.	930	84,323
Dril-Quip, Inc., Class A (H) (N)	425	25,521
DST Systems, Inc.	625	66,969
Duke Realty Corp., REIT	6,400	169,984
DXP Enterprises, Inc. (N)	275	9,554

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
E.I. du Pont de Nemours & Co.	10,093	$ 740,826
Eagle Materials, Inc.	5,450	536,988
East West Bancorp, Inc.	14,597	741,966
EastGroup Properties, Inc., REIT	200	14,768
Eastman Chemical Co.	7,082	532,637
Eaton Corp. PLC	8,250	553,492
Eaton Vance Corp.	1,050	43,974
eBay, Inc. (N)	44,030	1,307,251
Edison International	16,923	1,218,287
El Paso Electric Co.	1,725	80,212
Electro Scientific Industries, Inc. (N)	4,950	29,304
Electronic Arts, Inc. (N)	10,215	804,533
Eli Lilly & Co.	15,249	1,121,564
EMCOR Group, Inc.	2,875	203,435
Emergent BioSolutions, Inc. (N)	350	11,494
Energen Corp. (N)	2,000	115,340
Energizer Holdings, Inc.	9,940	443,423
EnerSys	6,575	513,507
Engility Holdings, Inc. (N)	400	13,480
Envision Healthcare Corp. (N)	1,100	69,619
EOG Resources, Inc.	9,795	990,274
EPR Properties, REIT	950	68,181
EQT Corp.	4,117	269,252
Equifax, Inc.	2,774	327,970
Equinix, Inc., REIT	675	241,252
Equity Commonwealth, REIT (N)	5,050	152,712
Equity One, Inc., REIT	500	15,345
Essendant, Inc.	4,275	89,347
Essex Property Trust, Inc., REIT	408	94,860
Evercore Partners, Inc., Class A	2,875	197,512
ExlService Holdings, Inc. (N)	1,975	99,619
Express Scripts Holding Co. (N)	15,800	1,086,882
Express, Inc. (N)	1,525	16,409
Exterran Corp. (N)	637	15,224
Exxon Mobil Corp.	21,111	1,905,479
EZCORP, Inc., Class A (N)	975	10,384
Facebook, Inc., Class A (N)	31,685	3,645,359
FactSet Research Systems, Inc.	850	138,915
Fair Isaac Corp.	750	89,415
FARO Technologies, Inc. (N)	375	13,500
Federal Signal Corp.	1,250	19,513
Federated Investors, Inc., Class B	1,000	28,280
Fidelity National Information Services, Inc.	6,264	473,809
Finish Line, Inc., Class A	1,050	19,751
First American Financial Corp.	5,350	195,970
First Financial Bancorp	800	22,760
First Horizon National Corp. (H)	2,600	52,026
First Industrial Realty Trust, Inc., REIT	2,400	67,320
First Midwest Bancorp, Inc.	7,725	194,902
FirstCash, Inc.	2,331	109,557
FirstEnergy Corp.	2,171	67,236
Flowers Foods, Inc. (H)	3,800	75,886
Fluor Corp.	3,395	178,305
FMC Technologies, Inc. (N)	14,300	508,079
Ford Motor Co.	4,599	55,786
Forestar Group, Inc. (N)	650	8,645
Fortinet, Inc. (N)	3,500	105,420
Fortive Corp.	767	41,134

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Fortune Brands Home & Security, Inc.	7,911	$ 422,922
Fossil Group, Inc. (H) (N)	775	20,042
Francesca’s Holdings Corp. (N)	700	12,621
Franklin Street Properties Corp., REIT	1,475	19,116
FTD Cos., Inc. (N)	400	9,536
FTI Consulting, Inc. (N)	950	42,826
Fulton Financial Corp.	4,300	80,840
FutureFuel Corp.	2,250	31,275
GameStop Corp., Class A	2,125	53,678
Gartner, Inc. (N)	700	70,749
General Cable Corp.	6,175	117,634
General Dynamics Corp.	3,165	546,469
General Electric Co.	49,600	1,567,360
General Motors Co.	24,954	869,397
Getty Realty Corp., REIT	552	14,070
Gibraltar Industries, Inc. (N)	650	27,073
Gilead Sciences, Inc.	36,231	2,594,502
GoDaddy, Inc., Class A (N)	13,841	483,743
Goldman Sachs Group, Inc.	333	79,737
Government Properties Income Trust, REIT (H)	775	14,775
Graham Holdings Co., Class B	100	51,195
Great Plains Energy, Inc.	6,125	167,519
Green Dot Corp., Class A (N)	1,450	34,148
Green Plains, Inc.	775	21,584
Greenbrier Cos., Inc. (H)	3,000	124,650
Greif, Inc., Class A	2,400	123,144
Group 1 Automotive, Inc.	475	37,022
Guidewire Software, Inc. (N)	4,062	200,378
Gulf Island Fabrication, Inc.	2,325	27,668
Gulfport Energy Corp. (N)	2,500	54,100
Haemonetics Corp. (N)	1,125	45,225
Hain Celestial Group, Inc. (N)	1,450	56,594
Halliburton Co.	4,006	216,685
Halyard Health, Inc. (N)	3,350	123,883
Hancock Holding Co.	1,650	71,115
Hanmi Financial Corp., Class B	2,925	102,082
Hanover Insurance Group, Inc.	2,775	252,553
Harris Corp.	4,082	418,283
Harsco Corp.	1,800	24,480
Hartford Financial Services Group, Inc.	2,024	96,444
Haverty Furniture Cos., Inc.	350	8,295
Hawaiian Electric Industries, Inc.	4,025	133,107
Hawaiian Holdings, Inc. (N)	1,125	64,125
HB Fuller Co.	1,050	50,726
HCA Holdings, Inc. (N)	1,561	115,545
HCP, Inc., REIT	5,099	151,542
HD Supply Holdings, Inc. (N)	11,146	473,816
Headwaters, Inc. (N)	1,475	34,692
Healthcare Realty Trust, Inc., REIT	1,175	35,626
HealthSouth Corp.	1,875	77,325
Healthways, Inc. (N)	825	18,769
Heidrick & Struggles International, Inc.	2,275	54,941
Helen of Troy, Ltd. (N)	750	63,337
Helix Energy Solutions Group, Inc., Class A (N)	4,675	41,234
Herman Miller, Inc.	1,200	41,040
Hess Corp.	1,800	112,122
Hewlett Packard Enterprise Co.	32,383	749,343
HFF, Inc., Class A	2,300	69,575

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Highwoods Properties, Inc., REIT	3,800	$ 193,838
Hill-Rom Holdings, Inc.	3,375	189,472
Hilton Worldwide Holdings, Inc.	23,409	636,725
HMS Holdings Corp. (N)	1,875	34,050
HNI Corp.	850	47,532
HollyFrontier Corp.	6,550	214,578
Hologic, Inc. (N)	3,200	128,384
Home BancShares, Inc.	1,750	48,598
Home Depot, Inc.	12,042	1,614,591
Honeywell International, Inc.	9,558	1,107,294
Hope Bancorp, Inc.	2,233	48,880
Hospitality Properties Trust, REIT	7,275	230,908
HP, Inc.	66,276	983,536
HSN, Inc.	625	21,438
Hub Group, Inc., Class A (N)	4,000	175,000
Hubbell, Inc., Class B	1,100	128,370
Humana, Inc., Class A	6,298	1,284,981
Huntington Bancshares, Inc., Class A	3,979	52,602
Huntington Ingalls Industries, Inc.	2,815	518,495
Iconix Brand Group, Inc. (N)	1,025	9,574
ICU Medical, Inc., Class B (N)	300	44,205
IDACORP, Inc.	1,800	144,990
IDEX Corp.	1,300	117,078
IDEXX Laboratories, Inc. (N)	3,375	395,786
II-VI, Inc. (N)	300	8,895
ILG, Inc.	6,100	110,837
Illinois Tool Works, Inc., Class A	6,980	854,771
Illumina, Inc. (N)	3,990	510,880
Impax Laboratories, Inc. (N)	7,075	93,744
Independent Bank Corp.	600	42,270
Ingersoll-Rand PLC	2,707	203,133
Ingevity Corp. (N)	1,250	68,575
Ingredion, Inc.	6,225	777,876
Innophos Holdings, Inc.	3,075	160,699
Innospec, Inc.	2,575	176,387
Insight Enterprises, Inc. (N)	4,075	164,793
Insperity, Inc.	2,000	141,900
Integrated Device Technology, Inc. (N)	2,875	67,735
Inteliquent, Inc.	3,175	72,771
Intercept Pharmaceuticals, Inc. (H) (N)	1,559	169,385
Intercontinental Exchange, Inc.	7,180	405,096
InterDigital, Inc.	675	61,661
Interface, Inc., Class A	1,350	25,043
International Business Machines Corp.	954	158,354
International Game Technology PLC	16,900	431,288
Intersil Corp., Class A	1,450	32,335
INTL. FCStone, Inc. (N)	350	13,860
Itron, Inc. (N)	800	50,280
ITT, Inc.	4,250	163,922
Ixia (N)	975	15,698
J&J Snack Foods Corp.	275	36,693
J.M. Smucker, Co.	3,103	397,370
j2 Global, Inc.	550	44,990
Jabil Circuit, Inc.	3,900	92,313
Jack in the Box, Inc.	750	83,730
Jacobs Engineering Group, Inc. (N)	5,400	307,800
Janus Capital Group, Inc.	2,800	37,156
JC Penney Co., Inc. (N)	6,475	53,807

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
JetBlue Airways Corp. (N)	8,925	$ 200,098
John Wiley & Sons, Inc., Class A	800	43,600
Johnson & Johnson	13,029	1,501,071
Johnson Controls International PLC	2,224	91,607
Jones Lang LaSalle, Inc.	1,875	189,450
Joy Global, Inc.	2,075	58,100
Kaiser Aluminum Corp.	375	29,134
KapStone Paper and Packaging Corp.	950	20,948
Kate Spade & Co. (N)	1,975	36,873
KB Home (H)	1,625	25,691
KBR, Inc.	8,300	138,527
Kelly Services, Inc., Class A	650	14,898
Kennametal, Inc.	1,575	49,235
KeyCorp	22,159	404,845
Keysight Technologies, Inc. (N)	5,750	210,277
Kilroy Realty Corp., REIT	1,925	140,948
Kimberly-Clark Corp.	5,834	665,776
Kimco Realty Corp., REIT	7,728	194,436
Kinder Morgan, Inc.	7,793	161,393
Kindred Healthcare, Inc.	2,875	22,569
Kite Pharma, Inc. (H) (N)	5,443	244,064
Kite Realty Group Trust, REIT	6,100	143,228
KLA-Tencor Corp.	787	61,921
Kohl’s Corp.	7,500	370,350
Koppers Holdings, Inc. (N)	2,375	95,712
Kraft Heinz Co.	3,066	267,723
Kroger Co.	12,106	417,778
L3 Technologies, Inc.	1,201	182,684
La-Z-Boy, Inc.	4,875	151,369
Laboratory Corp. of America Holdings (N)	475	60,981
Lam Research Corp.	11,911	1,259,350
Landstar System, Inc.	1,675	142,877
LCI Industries	1,750	188,562
Lear Corp.	763	100,998
LegacyTexas Financial Group, Inc.	775	33,372
Leidos Holdings, Inc.	3,350	171,319
Lennox International, Inc.	5,066	775,959
Liberty Property Trust, Series C, REIT	4,913	194,063
Life Storage, Inc., REIT	625	53,288
LifePoint Health, Inc. (N)	900	51,120
Lincoln Electric Holdings, Inc.	575	44,085
Lincoln National Corp.	5,325	352,888
Liquidity Services, Inc. (N)	1,800	17,550
Lithia Motors, Inc., Class A	1,175	113,775
Littelfuse, Inc.	450	68,296
Live Nation Entertainment, Inc. (N)	10,650	283,290
LivePerson, Inc. (N)	6,500	49,075
LKQ Corp. (N)	12,226	374,727
LogMeIn, Inc.	500	48,275
Louisiana-Pacific Corp. (N)	3,125	59,156
Lowe’s Cos., Inc.	11,527	819,800
LSC Communications, Inc.	1,512	44,876
Lumentum Holdings, Inc. (N)	875	33,819
Lydall, Inc. (N)	325	20,101
Macerich Co., Class A, REIT	289	20,473
Mack-Cali Realty Corp., REIT	5,425	157,433
Magellan Health, Inc. (N)	2,050	154,262
ManpowerGroup, Inc.	2,900	257,723

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
ManTech International Corp., Class A	500	$ 21,125
Marathon Oil Corp.	36,460	631,123
Marathon Petroleum Corp.	2,758	138,865
MarketAxess Holdings, Inc.	725	106,517
Martin Marietta Materials, Inc.	604	133,804
Masco Corp.	8,315	262,920
Masimo Corp. (N)	3,125	210,625
MasterCard, Inc., Class A	10,312	1,064,714
Matson, Inc.	950	33,621
MB Financial, Inc.	1,125	53,134
McDonald’s Corp.	2,600	316,472
McKesson Corp.	1,098	154,214
MDU Resources Group, Inc.	17,475	502,756
Medical Properties Trust, Inc., REIT	4,925	60,578
Medicines Co. (H) (N)	3,050	103,517
Medifast, Inc.	275	11,448
MEDNAX, Inc. (N)	1,900	126,654
Mentor Graphics Corp.	3,975	146,638
Merck & Co., Inc.	9,256	544,901
Meredith Corp.	750	44,363
Methode Electronics, Inc.	3,475	143,691
MetLife, Inc.	17,868	962,907
Microsemi Corp. (N)	2,750	148,417
Microsoft Corp.	103,414	6,426,146
MicroStrategy, Inc., Class A (N)	200	39,480
Middleby Corp. (N)	2,070	266,637
Minerals Technologies, Inc.	800	61,800
MKS Instruments, Inc.	1,275	75,735
Mohawk Industries, Inc. (N)	4,800	958,464
Molina Healthcare, Inc. (N)	1,900	103,094
Molson Coors Brewing Co., Class B	8,693	845,916
Momenta Pharmaceuticals, Inc., Class B (N)	11,425	171,946
Mondelez International, Inc., Class A	18,028	799,181
Monsanto Co.	680	71,543
Monster Beverage Corp. (N)	5,875	260,497
Moog, Inc., Class A (N)	1,200	78,816
Morgan Stanley	40,156	1,696,591
Mosaic Co.	13,169	386,247
Movado Group, Inc.	1,725	49,594
MSC Industrial Direct Co., Inc., Class A	975	90,080
MSCI, Inc., Class A	7,085	558,156
Mueller Industries, Inc.	1,175	46,953
Murphy USA, Inc. (N)	1,425	87,595
Mylan NV (N)	1,806	68,899
MYR Group, Inc. (N)	2,800	105,504
Nabors Industries, Ltd.	5,675	93,070
Nanometrics, Inc. (N)	2,350	58,891
Nasdaq, Inc.	4,458	299,221
National Fuel Gas Co. (H)	900	50,976
Natus Medical, Inc. (N)	2,875	100,050
Navient Corp.	3,300	54,219
Navigators Group, Inc.	150	17,663
NBT Bancorp, Inc.	725	30,363
NCR Corp. (N)	12,875	522,210
Neenah Paper, Inc.	375	31,950
NetApp, Inc.	13,200	465,564
Netflix, Inc. (N)	3,357	415,597
NETGEAR, Inc. (N)	700	38,045

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
NeuStar, Inc., Class A (N)	1,100	$ 36,740
New Jersey Resources Corp.	275	9,763
New York Community Bancorp, Inc.	1,725	27,445
Newell Brands, Inc.	1,139	50,856
Newmont Mining Corp.	13,699	466,725
Newpark Resources, Inc. (N)	1,950	14,625
NextEra Energy, Inc.	6,815	814,120
NIC, Inc.	1,150	27,485
NIKE, Inc., Class B	1,683	85,547
Nordstrom, Inc.	5,720	274,160
Northrop Grumman Corp.	2,941	684,018
NorthWestern Corp.	925	52,605
Norwegian Cruise Line Holdings, Ltd. (N)	8,685	369,373
NOW, Inc. (N)	7,500	153,525
Nu Skin Enterprises, Inc., Class A	8,200	391,796
Nuance Communications, Inc. (N)	7,180	106,982
Nucor Corp.	6,500	386,880
Nutrisystem, Inc.	475	16,459
NuVasive, Inc. (N)	1,025	69,044
NVIDIA Corp.	4,368	466,240
NVR, Inc. (N)	115	191,935
O’Reilly Automotive, Inc. (N)	1,607	447,405
Occidental Petroleum Corp.	3,923	279,435
Office Depot, Inc.	16,950	76,614
OGE Energy Corp.	7,875	263,419
Oil States International, Inc. (N)	950	37,050
Old Dominion Freight Line, Inc. (N)	4,015	344,447
Old Republic International Corp.	10,600	201,400
Olin Corp.	400	10,244
Olympic Steel, Inc.	200	4,846
Omnicell, Inc. (N)	675	22,883
On Assignment, Inc. (N)	850	37,536
ON Semiconductor Corp. (N)	8,300	105,908
Oracle Corp.	24,529	943,140
Orbital ATK, Inc.	700	61,411
Orion Group Holdings, Inc. (N)	525	5,224
Oshkosh Corp.	1,550	100,145
Owens & Minor, Inc.	3,975	140,278
Oxford Industries, Inc.	275	16,536
P.H. Glatfelter Co.	875	20,904
PACCAR, Inc.	7,492	478,739
Packaging Corp. of America	3,400	288,388
PacWest Bancorp	4,850	264,034
Palo Alto Networks, Inc. (N)	2,051	256,478
Panera Bread Co., Class A (H) (N)	475	97,418
Papa John’s International, Inc.	475	40,651
PAREXEL International Corp. (H) (N)	1,175	77,221
Park Electrochemical Corp.	425	7,926
Parker-Hannifin Corp.	4,306	602,840
Parkway, Inc., REIT (N)	714	15,887
Patterson-UTI Energy, Inc.	3,075	82,779
PayPal Holdings, Inc. (N)	18,087	713,894
PDC Energy, Inc. (N)	1,200	87,096
PepsiCo, Inc.	14,407	1,507,404
Perficient, Inc. (N)	625	10,931
Perry Ellis International, Inc. (N)	2,075	51,688
Pfizer, Inc.	50,099	1,627,216
PG&E Corp.	9,084	552,035

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
PharMerica Corp. (N)	3,175	$ 79,851
Philip Morris International, Inc.	5,431	496,882
Pilgrim’s Pride Corp. (H)	17,785	337,737
Pinnacle Financial Partners, Inc.	700	48,510
Pinnacle West Capital Corp.	2,233	174,241
Pioneer Natural Resources Co.	3,858	694,710
Piper Jaffray Cos. (N)	300	21,750
Plantronics, Inc.	875	47,915
Plexus Corp. (N)	2,900	156,716
PNC Financial Services Group, Inc.	2,800	327,488
Polaris Industries, Inc. (H)	425	35,016
PolyOne Corp.	1,775	56,871
Post Holdings, Inc. (N)	3,775	303,472
Powell Industries, Inc.	250	9,750
Prestige Brands Holdings, Inc. (N)	1,025	53,403
Priceline Group, Inc. (N)	470	689,048
PrivateBancorp, Inc., Class A	1,325	71,802
Procter & Gamble Co.	11,624	977,346
Progress Software Corp.	4,250	135,702
Prologis, Inc., Class A, REIT	5,063	267,276
Provident Financial Services, Inc.	1,075	30,423
Prudential Financial, Inc.	3,085	321,025
PS Business Parks, Inc., REIT	1,550	180,606
PTC, Inc. (N)	2,300	106,421
Public Storage, REIT	735	164,272
PulteGroup, Inc.	7,637	140,368
PVH Corp.	4,397	396,785
QEP Resources, Inc. (N)	5,075	93,431
Quaker Chemical Corp.	250	31,985
QUALCOMM, Inc.	6,500	423,800
Qualys, Inc. (N)	475	15,034
Quanta Services, Inc. (N)	8,300	289,255
Quest Diagnostics, Inc.	897	82,434
R.R. Donnelley & Sons Co.	4,033	65,819
Ralph Lauren Corp., Class A	536	48,412
Raymond James Financial, Inc.	4,775	330,764
Rayonier Advanced Materials, Inc. (H)	825	12,755
Rayonier, Inc., REIT	6,700	178,220
RE/MAX Holdings, Inc., Class A	350	19,600
Regal Beloit Corp.	2,800	193,900
Regency Centers Corp., REIT	2,935	202,368
Regions Financial Corp.	28,973	416,052
Reinsurance Group of America, Inc., Class A	2,600	327,158
Reliance Steel & Aluminum Co.	2,225	176,976
Rent-A-Center, Inc.	6,950	78,187
ResMed, Inc.	2,900	179,945
Resources Connection, Inc.	2,500	48,125
Retail Opportunity Investments Corp., REIT	2,000	42,260
Revance Therapeutics, Inc. (H) (N)	7,059	146,121
REX American Resources Corp., Class A (N)	150	14,813
Reynolds American, Inc., Class A	8,603	482,112
Rogers Corp. (N)	325	24,963
Ross Stores, Inc.	20,573	1,349,589
Rowan Cos. PLC, Class A (N)	2,525	47,697
Royal Caribbean Cruises, Ltd., Class A	3,777	309,865
Royal Gold, Inc.	1,075	68,101
RPM International, Inc.	3,975	213,974
Rudolph Technologies, Inc. (N)	5,125	119,669

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Ruth’s Hospitality Group, Inc.	575	$ 10,523
S&P Global, Inc.	4,123	443,387
Saia, Inc. (N)	450	19,868
salesforce.com, Inc. (N)	4,768	326,417
Sanderson Farms, Inc. (H)	400	37,696
Sanmina Corp. (N)	3,175	116,364
Saul Centers, Inc., REIT	250	16,653
Schlumberger, Ltd.	8,283	695,358
Schweitzer-Mauduit International, Inc.	3,225	146,834
Science Applications International Corp.	3,275	277,720
Scotts Miracle-Gro Co., Class A	900	85,995
Sealed Air Corp., Class A	3,141	142,413
SEI Investments Co.	3,250	160,420
Select Comfort Corp. (N)	1,050	23,751
Selective Insurance Group, Inc.	1,125	48,431
Semtech Corp. (N)	1,975	62,311
Seneca Foods Corp., Class A (N)	625	25,031
Senior Housing Properties Trust, REIT	9,100	172,263
ServiceNow, Inc. (N)	4,852	360,698
Shire PLC	7,034	406,042
Shutterstock, Inc. (N)	425	20,196
Signature Bank (N)	4,365	655,623
Signet Jewelers, Ltd.	253	23,848
Simmons First National Corp., Class A	750	46,613
Simon Property Group, Inc., REIT	1,771	314,654
Sirius XM Holdings, Inc. (H)	22,944	102,101
Skechers U.S.A., Inc., Class A (N)	2,900	71,282
SkyWest, Inc.	1,875	68,344
SL Green Realty Corp., REIT	1,310	140,890
SLM Corp. (N)	5,025	55,376
SM Energy Co.	2,100	72,408
Snap-on, Inc.	1,835	314,280
Sonoco Products Co.	1,275	67,192
Sotheby’s, Class A (N)	950	37,867
Southwest Airlines Co.	11,446	570,469
Southwest Gas Corp.	1,050	80,451
Spark Therapeutics, Inc. (N)	3,157	157,534
SpartanNash Co.	3,525	139,378
Spire, Inc.	125	8,069
Spirit Realty Capital, Inc., REIT	4,049	43,972
Splunk, Inc. (N)	6,023	308,076
Spok Holdings, Inc.	1,850	38,388
Sprint Corp. (N)	8,900	74,938
Sprouts Farmers Market, Inc. (N)	8,476	160,366
SPX Corp. (N)	775	18,383
SPX FLOW, Inc. (N)	825	26,450
Stamps.com, Inc. (N)	325	37,261
Standard Motor Products, Inc.	575	30,602
Standex International Corp.	275	24,159
Stanley Black & Decker, Inc.	9,005	1,032,783
Starbucks Corp.	20,825	1,156,204
State Street Corp.	4,851	377,020
Steel Dynamics, Inc.	20,320	722,986
Stepan Co.	1,850	150,738
Sterling Bancorp	8,800	205,920
Steven Madden, Ltd., Class B (N)	1,175	42,006
Stewart Information Services Corp.	550	25,344
Stifel Financial Corp. (N)	1,200	59,940

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
STORE Capital Corp., REIT	4,194	$ 103,634
Strayer Education, Inc. (N)	225	18,142
Summit Hotel Properties, Inc., REIT	11,675	187,150
SunCoke Energy, Inc. (N)	1,425	16,160
SunTrust Banks, Inc.	911	49,968
Superior Energy Services, Inc.	6,350	107,188
Superior Industries International, Inc.	475	12,516
Supernus Pharmaceuticals, Inc. (N)	775	19,569
SUPERVALU, Inc. (N)	9,500	44,365
Surmodics, Inc. (N)	325	8,255
SVB Financial Group (N)	1,984	340,573
Sykes Enterprises, Inc. (N)	4,275	123,376
Symantec Corp.	10,810	258,251
Synaptics, Inc. (N)	750	40,185
Synchronoss Technologies, Inc. (N)	1,375	52,663
Synergy Resources Corp. (H) (N)	3,675	32,744
SYNNEX Corp.	875	105,892
Synopsys, Inc. (N)	6,325	372,289
Synovus Financial Corp.	6,425	263,939
T-Mobile US, Inc. (N)	1,031	59,293
Tailored Brands, Inc.	2,225	56,849
Take-Two Interactive Software, Inc. (N)	11,002	542,289
Tanger Factory Outlet Centers, Inc., REIT	1,900	67,982
Taubman Centers, Inc., REIT	2,725	201,459
TCF Financial Corp.	12,375	242,426
Tech Data Corp. (N)	1,725	146,073
Teleflex, Inc.	900	145,035
Telephone & Data Systems, Inc.	5,525	159,507
Tempur Sealy International, Inc. (H) (N)	225	15,363
Tenet Healthcare Corp. (N)	2,000	29,680
Teradyne, Inc.	9,275	235,585
Terex Corp.	3,825	120,602
Tesla Motors, Inc. (N)	1,165	248,949
Tesoro Corp.	2,680	234,366
Tetra Tech, Inc.	5,450	235,167
Texas Capital Bancshares, Inc. (N)	2,700	211,680
Texas Instruments, Inc.	10,170	742,105
Texas Roadhouse, Inc., Class A	1,250	60,300
Textron, Inc.	1,251	60,749
TherapeuticsMD, Inc. (H) (N)	24,537	141,578
Thermo Fisher Scientific, Inc.	1,943	274,157
Thor Industries, Inc.	1,375	137,569
Time Warner, Inc.	6,360	613,931
Time, Inc.	2,175	38,824
Timken Co.	1,625	64,512
TiVo Corp. (N)	4,000	83,600
TJX Cos., Inc.	11,498	863,845
Toll Brothers, Inc. (N)	4,346	134,726
TopBuild Corp. (N)	1,925	68,530
Toro Co.	700	39,165
Travelers Cos., Inc.	1,524	186,568
Trimble, Inc. (N)	4,250	128,137
Trinity Industries, Inc.	3,150	87,444
TrueBlue, Inc. (N)	2,250	55,463
TrustCo Bank Corp.	9,000	78,750
Trustmark Corp., Class A	1,650	58,823
TTM Technologies, Inc. (N)	4,425	60,313
Tupperware Brands Corp.	1,050	55,251

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Twenty-First Century Fox, Inc., Class A	58,612	$ 1,643,480
Two Harbors Investment Corp., REIT	17,100	149,112
Tyler Technologies, Inc. (N)	400	57,108
Tyson Foods, Inc., Class A	19,988	1,232,860
U.S. Steel Corp.	930	30,699
UGI Corp.	17,992	829,071
Ulta Salon Cosmetics & Fragrance, Inc. (N)	1,017	259,274
Ultratech, Inc. (N)	550	13,189
UMB Financial Corp.	775	59,768
Umpqua Holdings Corp.	6,250	117,375
Union Pacific Corp.	10,757	1,115,286
Unit Corp. (N)	1,175	31,572
United Community Banks, Inc.	7,150	211,783
United Continental Holdings, Inc. (N)	13,036	950,064
United Fire Group, Inc.	450	22,127
United Natural Foods, Inc. (N)	1,100	52,492
United Parcel Service, Inc., Class B	869	99,622
United Rentals, Inc. (N)	3,200	337,856
United Technologies Corp.	3,959	433,986
United Therapeutics Corp. (N)	1,725	247,417
UnitedHealth Group, Inc.	23,710	3,794,548
Universal Corp.	450	28,688
Universal Forest Products, Inc.	1,400	143,052
Universal Insurance Holdings, Inc.	600	17,040
Urstadt Biddle Properties, Inc., Class A, REIT	475	11,452
US Concrete, Inc. (H) (N)	275	18,013
US Silica Holdings, Inc.	725	41,093
Valero Energy Corp.	20,994	1,434,310
Valmont Industries, Inc.	450	63,405
Valspar Corp.	700	72,527
Vantiv, Inc., Class A (N)	11,269	671,858
VASCO Data Security International, Inc. (N)	500	6,825
VCA, Inc. (N)	3,375	231,694
Vectren Corp.	3,875	202,081
Veeva Systems, Inc., Class A (N)	4,988	203,012
VEREIT, Inc.	11,600	98,136
Veritiv Corp. (N)	1,450	77,937
Verizon Communications, Inc.	31,783	1,696,577
Vertex Pharmaceuticals, Inc. (N)	7,413	546,116
Viad Corp.	2,550	112,455
Viavi Solutions, Inc. (N)	5,100	41,718
Visa, Inc., Class A	34,098	2,660,326
Vishay Intertechnology, Inc. (H)	2,875	46,575
Vista Outdoor, Inc. (N)	1,250	46,125
VMware, Inc., Class A (H) (N)	11,700	921,141
Voya Financial, Inc.	1,230	48,241
Vulcan Materials Co.	2,452	306,868
WABCO Holdings, Inc. (N)	3,779	401,141
Wabtec Corp.	425	35,284
WageWorks, Inc. (N)	300	21,750
Wal-Mart Stores, Inc.	18,742	1,295,447
Walgreens Boots Alliance, Inc.	7,469	618,134
Walker & Dunlop, Inc. (N)	600	18,720
Walt Disney Co.	3,714	387,073
Washington Prime Group, Inc., REIT	10,200	106,182
Watsco, Inc.	525	77,763
Watts Water Technologies, Inc., Class A	225	14,670
Wayfair, Inc., Class A (H) (N)	5,987	209,844

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
WebMD Health Corp., Class A (H) (N)	775	$ 38,417
Weingarten Realty Investors, REIT	2,475	88,580
WellCare Health Plans, Inc. (N)	5,806	795,886
Wells Fargo & Co.	39,081	2,153,754
WESCO International, Inc. (N)	4,345	289,160
West Pharmaceutical Services, Inc.	175	14,845
Westar Energy, Inc., Class A	550	30,993
Western Refining, Inc.	1,350	51,098
WestRock Co.	3,834	194,652
WEX, Inc. (N)	2,574	287,258
WGL Holdings, Inc.	175	13,349
WhiteWave Foods Co., Class A (N)	900	50,040
Winnebago Industries, Inc.	625	19,781
Wintrust Financial Corp.	1,125	81,641
Wolverine World Wide, Inc.	1,825	40,059
Workday, Inc., Class A (H) (N)	1,704	112,617
World Fuel Services Corp.	1,750	80,342
Worthington Industries, Inc.	975	46,254
WPX Energy, Inc. (N)	11,050	160,998
WR Berkley Corp.	1,850	123,043
Xcel Energy, Inc.	8,549	347,944
Yum! Brands, Inc.	2,928	185,430
Zimmer Biomet Holdings, Inc., Class A	826	85,243
Zions Bancorporation	1,872	80,571
Zumiez, Inc. (N)	600	13,110

		238,954,988

Total Common Stocks (Cost $293,795,995)		318,504,260

PREFERRED STOCKS - 0.1%
Germany - 0.1%
Henkel AG & Co. KGaA 1.29% (O)	3,632	432,980
Volkswagen AG 0.12% (O)	1,973	276,952

Total Preferred Stocks (Cost $740,524)		709,932

INVESTMENT COMPANIES - 6.6%
United States - 6.6%
JPMorgan High Yield Fund	6,924,455	50,894,745
JPMorgan Value Advantage Fund	1,359,716	43,864,433

Total Investment Companies (Cost $90,832,731)		94,759,178

	Shares	Value
MASTER LIMITED PARTNERSHIP - 0.0% (A)
Bermuda - 0.0% (A)
Lazard, Ltd., Class A	5,917	$ 243,129

Total Master Limited Partnership (Cost $295,053)		243,129

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.0% (A)
U.S. Treasury Bill
0.29% (O), 01/05/2017	$ 300,000	299,994
0.48% (O), 03/30/2017 (M)	20,100	20,076
0.49% (O), 03/30/2017 (M)	30,000	29,964
0.63% (O), 06/22/2017 (M)	300,000	299,123

Total Short-Term U.S. Government Obligations (Cost $649,141)		649,157

	Shares	Value
SECURITIES LENDING COLLATERAL - 1.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (O)	22,581,120	22,581,120

Total Securities Lending Collateral (Cost $22,581,120)		22,581,120

	Principal	Value
REPURCHASE AGREEMENT - 3.2%
State Street Bank & Trust Co. 0.03% (O), dated 12/30/2016, to be repurchased at $45,528,246 on 01/03/2017. Collateralized by U.S. Government Obligations, 1.75% - 1.88%, due 08/31/2022 - 09/30/2022, and with a total value of $46,443,198.	$ 45,528,094	45,528,094

Total Repurchase Agreement (Cost $45,528,094)		45,528,094

Total Investments (Cost $1,428,968,278) (P)		1,457,224,495
Net Other Assets (Liabilities) - (1.6)%		(23,025,633)

Net Assets - 100.0%		$ 1,434,198,862

FUTURES CONTRACTS: (Q)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Note	Long	64	03/31/2017	$—	$(15,037)
5-Year U.S. Treasury Note	Long	11	03/31/2017	—	(3,450)
5-Year U.S. Treasury Note	Short	(632)	03/31/2017	153,016	—
10-Year Australia Treasury Bond	Long	140	03/15/2017	8,802	—
10-Year Canada Government Bond	Short	(206)	03/22/2017	142,760	—
10-Year U.S. Treasury Note	Long	62	03/22/2017	—	(2,793)
10-Year U.S. Treasury Note	Short	(277)	03/22/2017	39,277	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

FUTURES CONTRACTS (continued): (Q)

Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
EURO STOXX 50® Index	Long	61	03/17/2017	$36,136	$—
FTSE 100 Index	Long	3	03/17/2017	5,099	—
FTSE 100 Index	Short	(250)	03/17/2017	—	(501,559)
German Euro Bund	Short	(83)	03/08/2017	—	(187,066)
MSCI Emerging Markets Mini Index	Long	232	03/17/2017	—	(266,851)
Russell 2000® Mini Index	Long	287	03/17/2017	—	(323,806)
S&P 500® E-Mini	Long	12	03/17/2017	—	(9,119)
S&P 500® E-Mini	Short	(171)	03/17/2017	80,655	—
S&P Midcap 400 E-Mini Index	Long	3	03/17/2017	—	(9,546)
S&P/ASX 200 Index	Long	2	03/16/2017	4,796	—
S&P/TSX 60 Index	Long	161	03/16/2017	—	(61,625)
TOPIX Index	Long	4	03/09/2017	13,921	—
U.K. Gilt	Short	(92)	03/29/2017	—	(259,194)
U.S. Treasury Bond	Long	138	03/22/2017	—	(168,490)
U.S. Treasury Bond	Short	(48)	03/22/2017	21,487	—

Total				$505,949	$(1,808,536)

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
U.S. Government Agency Obligations	15.3%	$222,475,548
U.S. Government Obligations	13.9	202,866,626
Asset-Backed Securities	7.9	114,592,208
Banks	6.5	95,334,248
Oil, Gas & Consumable Fuels	3.5	51,435,368
U.S. Fixed Income Funds	3.5	50,894,745
U.S. Equity Funds	3.0	43,864,433
Mortgage-Backed Securities	3.0	43,031,083
Capital Markets	2.8	40,508,533
Electric Utilities	2.1	30,155,542
Insurance	1.7	25,123,494
Pharmaceuticals	1.7	24,026,692
Software	1.6	23,598,309
Diversified Telecommunication Services	1.6	22,531,038
Equity Real Estate Investment Trusts	1.5	22,095,249
Consumer Finance	1.4	20,876,046
Media	1.4	20,516,980
Health Care Providers & Services	1.3	18,614,844
Biotechnology	1.2	17,451,669
Beverages	1.0	15,161,535
Technology Hardware, Storage & Peripherals	1.0	14,913,881
Food & Staples Retailing	0.9	12,620,580
Internet Software & Services	0.8	12,216,058
Diversified Financial Services	0.8	11,679,763
Food Products	0.8	11,317,732
Semiconductors & Semiconductor Equipment	0.8	11,269,399
IT Services	0.8	11,080,087
Specialty Retail	0.8	10,996,179
Chemicals	0.8	10,977,184
Health Care Equipment & Supplies	0.7	9,915,773
Machinery	0.7	9,719,142
Multi-Utilities	0.6	9,080,691
Tobacco	0.6	8,255,281
Industrial Conglomerates	0.6	8,176,972
Foreign Government Obligations	0.5	7,882,110
Road & Rail	0.5	7,477,714

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Energy Equipment & Services	0.5%		$7,385,310
Aerospace & Defense	0.5		7,317,206
Hotels, Restaurants & Leisure	0.5		7,240,473
Automobiles	0.4		6,073,978
Internet & Direct Marketing Retail	0.4		5,794,788
Airlines	0.4		5,777,377
Metals & Mining	0.4		5,756,015
Communications Equipment	0.4		5,752,200
Electronic Equipment, Instruments & Components	0.4		5,745,442
Trading Companies & Distributors	0.4		5,191,424
Gas Utilities	0.3		4,507,188
Commercial Services & Supplies	0.3		4,502,346
Wireless Telecommunication Services	0.3		3,794,368
Electrical Equipment	0.2		3,484,757
Household Durables	0.2		3,302,505
Building Products	0.2		3,274,154
Household Products	0.2		3,066,613
Multiline Retail	0.2		2,604,440
Construction & Engineering	0.2		2,508,354
Textiles, Apparel & Luxury Goods	0.2		2,282,464
Real Estate Management & Development	0.1		2,113,543
Auto Components	0.1		1,964,700
Life Sciences Tools & Services	0.1		1,895,776
Construction Materials	0.1		1,780,414
Air Freight & Logistics	0.1		1,548,035
Containers & Packaging	0.1		1,518,441
Personal Products	0.1		1,392,237
Professional Services	0.1		1,348,195
Independent Power & Renewable Electricity Producers	0.1		1,291,139
Transportation Infrastructure	0.1		1,203,630
Paper & Forest Products	0.1		710,684
Municipal Government Obligations	0.0	(A)	564,301
Diversified Consumer Services	0.0	(A)	561,138
Leisure Products	0.0	(A)	463,770
Health Care Technology	0.0	(A)	437,475
Distributors	0.0	(A)	401,190
Water Utilities	0.0	(A)	398,943
Marine	0.0	(A)	297,407
Mortgage Real Estate Investment Trusts	0.0	(A)	268,780
Thrifts & Mortgage Finance	0.0	(A)	212,188

Investments, at Value	95.3		1,388,466,124
Short-Term Investments	4.7		68,758,371

Total Investments	100.0%		$1,457,224,495

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION:

Valuation Inputs (R)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (S)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$114,453,153	$139,055	$114,592,208
Corporate Debt Securities	—	382,837,749	—	382,837,749
Foreign Government Obligations	—	7,882,110	—	7,882,110
Mortgage-Backed Securities	—	43,031,083	—	43,031,083
Municipal Government Obligations	—	564,301	—	564,301
U.S. Government Agency Obligations	—	222,475,548	—	222,475,548
U.S. Government Obligations	—	202,866,626	—	202,866,626
Common Stocks	249,168,516	69,335,744	—	318,504,260
Preferred Stocks	—	709,932	—	709,932
Investment Companies	94,759,178	—	—	94,759,178
Master Limited Partnership	243,129	—	—	243,129
Short-Term U.S. Government Obligations	—	649,157	—	649,157
Securities Lending Collateral	22,581,120	—	—	22,581,120
Repurchase Agreement	—	45,528,094	—	45,528,094

Total Investments	$366,751,943	$1,090,333,497	$139,055	$1,457,224,495

Other Financial Instruments
Futures Contracts (T)	$505,949	$—	$—	$505,949

Total Other Financial Instruments	$505,949	$—	$—	$505,949

LIABILITIES
Other Financial Instruments
Futures Contracts (T)	$(1,808,536)	$—	$—	$(1,808,536)

Total Other Financial Instruments	$(1,808,536)	$—	$—	$(1,808,536)

Transfers

Investments	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Asset-Backed Securities (F)	$—	$—	$139,055	$—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Floating or variable rate securities. The rates disclosed are as of December 31, 2016.
(C)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the total value of 144A securities is $137,116,425, representing 9.6% of the Portfolio’s net assets.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2016, value of the security is $139,055, representing less than 0.1% of the Portfolio’s net assets.
(E)	Security is Level 3 of the fair value hierarchy.
(F)	Transferred from Level 2 to 3 due to utilizing significant unobservable inputs, as of prior reporting period the security utilized significant observable inputs.
(G)	Illiquid securities. At December 31, 2016, total value of illiquid securities is $6,934,597, representing 0.5% of the Portfolio’s net assets.
(H)	All or a portion of the securities are on loan. The total value of all securities on loan is $21,988,744. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(I)	Perpetual maturity. The date displayed is the next call date.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(J)	Step bonds. Coupon rates change in increments to maturity. The rates disclosed are as of December 31, 2016; the maturity dates disclosed are the ultimate maturity dates.
(K)	Rounds to less than $1 or $(1).
(L)	Securities on a when-issued, delayed-delivery, or forward commitment basis. Securities to be settled and delivered after December 31, 2016.
(M)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of all securities segregated as collateral to cover margin requirements for open futures contracts is $7,216,806.
(N)	Non-income producing securities.
(O)	Rates disclosed reflect the yields at December 31, 2016.
(P)	Aggregate cost for federal income tax purposes is $1,431,692,972. Aggregate gross unrealized appreciation and depreciation for all securities is $47,803,887 and $22,272,364, respectively. Net unrealized appreciation for tax purposes is $25,531,523.
(Q)	Cash in the amount of $199,000 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(R)	The Portfolio recognizes transfers between Levels at the end of the reporting year. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(S)	Level 3 securities were not considered significant to the Portfolio.
(T)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
ASX	Australian Securities Exchange
CDI	CHESS Depositary Interests
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
FTSE	Financial Times Stock Exchange
MTN	Medium Term Note
REIT	Real Estate Investment Trust
STOXX	Deutsche Börse Group & SIX Group Index
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Investments, at value (cost $1,383,440,184) (including securities loaned of $21,988,744)	$1,411,696,401
Repurchase agreement, at value (cost $45,528,094)	45,528,094
Cash collateral on deposit with broker	199,000
Foreign currency, at value (cost $1,507,890)	1,479,359
Receivables and other assets:
Shares of beneficial interest sold	765,247
Investments sold	1,756,855
Interest	5,235,874
Dividends	333,942
Tax reclaims	66,367
Net income from securities lending	11,268
Variation margin receivable	83,337
Litigation	18,340

Total assets	1,467,174,084

Liabilities:
Due to custodian	83,697
Payables and other liabilities:
Shares of beneficial interest redeemed	20,982
Investments purchased	5,153,670
When-issued, delayed-delivery, and forward commitment securities purchased	3,609,192
Investment management fees	851,994
Distribution and service fees	284,324
Transfer agent costs	3,499
Trustees, CCO and deferred compensation fees	1,455
Audit and tax fees	39,707
Custody fees	71,572
Legal fees	16,645
Printing and shareholder reports fees	250,048
Other	7,317
Collateral for securities on loan	22,581,120

Total liabilities	32,975,222

Net assets	$1,434,198,862

Net assets consist of:
Capital stock ($0.01 par value)	$966,546
Additional paid-in capital	1,388,468,131
Undistributed (distributions in excess of) net investment income (loss)	23,368,666
Accumulated net realized gain (loss)	(5,512,227)
Net unrealized appreciation (depreciation) on:
Investments	28,256,217
Futures contracts	(1,302,587)
Translation of assets and liabilities denominated in foreign currencies	(45,884)

Net assets	$1,434,198,862

Net assets by class:
Initial Class	$90,344,119
Service Class	1,343,854,743

Shares outstanding:
Initial Class	6,357,565
Service Class	90,296,994

Net asset value and offering price per share:
Initial Class	$14.21
Service Class	14.88

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income	$8,680,146
Interest income	27,025,294
Net income (loss) from securities lending	232,451
Withholding taxes on foreign income	(209,546)

Total investment income	35,728,345

Expenses:
Investment advisory fees	1,399,117
Investment management fees	8,182,917
Distribution and service fees:
Service Class	3,190,850
Administration fees	62,210
Transfer agent costs	20,650
Trustees, CCO and deferred compensation fees	35,244
Audit and tax fees	74,381
Custody fees	361,472
Legal fees	71,966
Printing and shareholder reports fees	327,505
Other	50,005

Total expenses before waiver and/or reimbursement and recapture	13,776,317

Reimbursement of custody fees (A)	(86,960)

Net expenses	13,689,357

Net investment income (loss)	22,038,988

Net realized gain (loss) on:
Investments	892,490
Distributions	3,893
Futures contracts	(2,760,644)
Foreign currency transactions	(126,460)

Net realized gain (loss)	(1,990,721)

Net change in unrealized appreciation (depreciation) on:
Investments	35,966,658
Futures contracts	(795,439)
Translation of assets and liabilities denominated in foreign currencies	(38,052)

Net change in unrealized appreciation (depreciation)	35,133,167

Net realized and change in unrealized gain (loss)	33,142,446

Net increase (decrease) in net assets resulting from operations	$55,181,434

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$22,038,988	$15,737,313
Net realized gain (loss)	(1,990,721)	32,346,775
Net change in unrealized appreciation (depreciation)	35,133,167	(54,928,035)

Net increase (decrease) in net assets resulting from operations	55,181,434	(6,843,947)

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(1,302,022)	(1,331,258)
Service Class	(14,661,391)	(11,992,259)

Total dividends and/or distributions from net investment income	(15,963,413)	(13,323,517)

Capital share transactions:
Proceeds from shares sold:
Initial Class	4,824,860	6,387,094
Service Class	145,132,624	300,952,008

	149,957,484	307,339,102

Dividends and/or distributions reinvested:
Initial Class	1,302,022	1,331,258
Service Class	14,661,391	11,992,259

	15,963,413	13,323,517

Cost of shares redeemed:
Initial Class	(18,623,455)	(20,500,487)
Service Class	(26,682,023)	(3,991,479)

	(45,305,478)	(24,491,966)

Net increase (decrease) in net assets resulting from capital share transactions	120,615,419	296,170,653

Net increase (decrease) in net assets	159,833,440	276,003,189

Net assets:
Beginning of year	1,274,365,422	998,362,233

End of year	$1,434,198,862	$1,274,365,422

Undistributed (distributions in excess of) net investment income (loss)	$23,368,666	$15,987,461

Capital share transactions - shares:
Shares issued:
Initial Class	344,300	459,121
Service Class	9,798,012	20,439,418

	10,142,312	20,898,539

Shares reinvested:
Initial Class	90,544	96,328
Service Class	972,886	828,195

	1,063,430	924,523

Shares redeemed:
Initial Class	(1,318,946)	(1,456,676)
Service Class	(1,797,914)	(271,803)

	(3,116,860)	(1,728,479)

Net increase (decrease) in shares outstanding:
Initial Class	(884,102)	(901,227)
Service Class	8,972,984	20,995,810

	8,088,882	20,094,583

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$13.79		$14.00	$13.28	$12.73	$11.89

Investment operations:
Net investment income (loss) (A) (B)	0.26	(C)	0.22	0.22	0.18	0.21
Net realized and unrealized gain (loss)	0.36		(0.24)	0.65	0.52	0.71

Total investment operations	0.62		(0.02)	0.87	0.70	0.92

Dividends and/or distributions to shareholders:
Net investment income	(0.20)		(0.19)	(0.15)	(0.15)	(0.08)

Net asset value, end of year	$14.21		$13.79	$14.00	$13.28	$12.73

Total return (D)	4.46%		(0.18)%	6.53%	5.51%	7.72%

Ratio and supplemental data:
Net assets end of year (000’s)	$90,344		$99,871	$113,964	$113,899	$128,208
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.77%		0.79%	0.80%	0.81%	0.85%
Including waiver and/or reimbursement and recapture	0.77	%(C)	0.79%	0.80%	0.81%	0.85%
Net investment income (loss) to average net assets (B)	1.83	%(C)	1.58%	1.62%	1.39%	1.68%
Portfolio turnover rate (F)	36%		39%	26%	39%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$14.44		$14.66	$13.92	$13.35	$12.49

Investment operations:
Net investment income (loss) (A) (B)	0.24	(C)	0.20	0.20	0.16	0.19
Net realized and unrealized gain (loss)	0.37		(0.26)	0.67	0.54	0.74

Total investment operations	0.61		(0.06)	0.87	0.70	0.93

Dividends and/or distributions to shareholders:
Net investment income	(0.17)		(0.16)	(0.13)	(0.13)	(0.07)

Net asset value, end of year	$14.88		$14.44	$14.66	$13.92	$13.35

Total return (D)	4.19%		(0.40)%	6.28%	5.29%	7.47%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,343,855		$1,174,494	$884,398	$585,578	$322,980
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.02%		1.04%	1.05%	1.06%	1.10%
Including waiver and/or reimbursement and recapture	1.01	%(C)	1.04%	1.05%	1.06%	1.10%
Net investment income (loss) to average net assets (B)	1.59	%(C)	1.34%	1.39%	1.17%	1.47%
Portfolio turnover rate (F)	36%		39%	26%	39%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Tactical Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2016 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These investments are actively traded and no valuation adjustments are applied. Investment companies are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations and variable rate notes: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2016, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2016, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2016, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations with a corresponding adjustment to cost.

When-issued, delayed-delivery, and forward commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, and forward commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

4. SECURITIES AND OTHER INVESTMENTS (continued)

a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

When-issued, delayed-delivery, and forward commitment transactions held at December 31, 2016, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, and forward commitment securities purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$6,732,686	$—	$—	$—	$6,732,686
Foreign Government Obligations	453,193	—	—	—	453,193
U.S. Government Obligations	8,324,822	—	—	—	8,324,822
Common Stocks	7,070,419	—	—	—	7,070,419
Total Securities Lending Transactions	$22,581,120	$—	$—	$—	$22,581,120
Total Borrowings	$22,581,120	$—	$—	$—	$22,581,120

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2016, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2016.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A) (B)	$365,342	$—	$140,607	$—	$—	$505,949
Total	$365,342	$—	$140,607	$—	$—	$505,949

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$(636,030)	$—	$(1,172,506)	$—	$—	$(1,808,536)
Total	$(636,030)	$—	$(1,172,506)	$—	$—	$(1,808,536)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2016.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(322,045)	$—	$(2,438,599)	$—	$—	$(2,760,644)
Total	$(322,045)	$—	$(2,438,599)	$—	$—	$(2,760,644)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$58,304	$—	$(853,743)	$—	$—	$(795,439)
Total	$58,304	$—	$(853,743)	$—	$—	$(795,439)

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2016.

Futures Contracts at Notional Amount
Long	Short
67,499,948	(53,754,329)

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
First $500 million	0.730%	0.700%
Over $500 million up to $750 million	0.705%	0.675%
Over $750 million	0.680%	0.650%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.90%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

8. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	2	90.36%	90.36%
Service Class	1	93.32%	93.32%

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 546,483,017	$ 66,777,915	$ 425,450,653	$49,992,247

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts, passive foreign investment company un-reversed inclusions, partnership basis adjustments, straddle loss deferral, defaulted bonds, and corporate actions. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses, paydown gains and losses, passive foreign investment company gains and losses, partnership basis adjustments, and corporate actions. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 1,305,630	$ (1,305,630)

As of December 31, 2016, the Portfolio had capital loss carryforwards available to offset future realized gains listed below:

Expires on December 31,	Unlimited
2018	Short-Term
$ 13,380	$ 3,699,969

During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 15,963,413	$ —	$ —	$ 13,323,517	$ —	$ —

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 23,461,772	$ —	$ (3,713,349)	$ —	$ (573,215)	$ 25,588,977

11. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica JPMorgan Tactical Allocation VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica JPMorgan Tactical Allocation VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica JPMorgan Tactical Allocation VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica JPMorgan Tactical Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2016.

Transamerica Series Trust	Annual Report 2016

Transamerica Legg Mason Dynamic Allocation – Balanced VP

(unaudited)

MARKET ENVIRONMENT

The year began with a market correction and increased volatility as a result of renewed China growth fears and weakness in global oil prices. However, the year was characterized by substantial political uncertainty and surprises that carried over to asset prices across nearly all financial markets. The middle of the year was marked by the surprise result of the United Kingdom’s decision to leave the eurozone (“Brexit”), sending European equity markets and the British pound sharply downward. The year’s political volatility was not finished at Brexit, as the latter half of 2016 was characterized strongly by the uncertainty leading up to the U.S. presidential election and the eventual election of Donald Trump, which came as a surprise to many polls and market forecasts.

In spite of this political volatility, the global economy continued to advance through the year, largely carried by continued growth in the U.S. and China and in spite of weaker economic performance from Japan and emerging economies such as Russia and Brazil. Global equity markets performed strongly in 2016, with Japan being the only major region not to post a stock market gain. On the other hand, while the year started strongly for global fixed income, a switch to “risk on” mode in the latter half of 2016 led to bond market losses that had not been seen since the early 1980’s. The year ended with U.S. Federal Reserve announcing its only rate hike of 2016 while many other key central banks left key rates largely unchanged.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Legg Mason Dynamic Allocation – Balanced VP, Service Class returned (0.67)%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Composite Benchmark, returned 11.96% and 7.24%, respectively.

STRATEGY REVIEW

The Portfolio utilizes Dynamic Risk Management, which comprises of Dynamic Rebalancing and Event Risk Management. Dynamic Rebalancing is applied to the equity portion of the Portfolio and moves in and out of equity using cash based on the market environment to attempt to limit losses to a floor set at 15% below its high-water mark. Event Risk Management invests in long-dated put options to help protect against sudden, significant market shocks. As a result of these strategies the Portfolio may outperform during secular down markets, participate in upward trending markets, and be challenged in an environment where volatility is high and the market moves sideways. The Portfolio has a target equity allocation of 50% and 50% fixed income.

The Portfolio was de-risked from its equity target for the duration of 2016 in reaction to global market volatility and political uncertainty. It de-risked three times to 30%-35% of its equity target in the year: during the first quarter turmoil, June’s Brexit event, and leading up to the November U.S. election. However, by late December, the Portfolio was at its highest equity levels in a year as equity markets rallied post the U.S. election to close out 2016. The Portfolio ended the year approximately 85% allocated to its equity target.

All the underlying exchange traded fund (“ETF”) holdings had positive returns during the period, although the effects of the Dynamic Risk Management strategy weighed on the Portfolio’s returns. While the strategy benefited as markets declined, it led to underperformance particularly during the rapid market recoveries seen in 2016. As markets hit their inflection points, the Portfolio remained defensively positioned in cash and was not able to reallocate to equity at the same velocity as equity markets recovered. This caused performance detraction from asset allocation, being underweight equities and having excess cash. Additionally, with U.S. equity markets up, the Event Risk Management strategy declined, the second significant detractor to performance.

During the period, the Portfolio used derivatives. These positions detracted from performance.

Adam J. Petryk, CFA

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Transamerica Series Trust	Annual Report 2016

Transamerica Legg Mason Dynamic Allocation – Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	10 Years or Since Inception of Class	Inception Date
Service Class	(0.67)%	3.53%	05/01/2012
S&P 500® (A)	11.96%	13.02%
Composite Benchmark (A) (B) (C) (D) (E) (F)	7.24%	7.51%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Composite Benchmark is composed of the following benchmarks: 40% S&P 500®, 35% Bloomberg Barclays U.S. Aggregate Bond Index, 15% Bloomberg Barclays Long Treasury Index, 5% MSCI EAFE Index, and 5% Russell 2000® Index.

(C) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The Bloomberg Barclays Long Treasury Index is comprised of U.S. treasury securities with remaining maturities of ten years or more.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

The underlying portfolios invest their assets in various underlying ETFs, their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The Portfolio is indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2016

Transamerica Legg Mason Dynamic Allocation – Balanced VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$979.80	$4.28	$1,020.80	$4.37	0.86%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	50.1%
U.S. Equity Funds	37.5
Securities Lending Collateral	6.2
International Equity Fund	4.2
Repurchase Agreement	2.7
Exchange-Traded Options Purchased	0.6
Net Other Assets (Liabilities)	(1.3)
Total	100.0%

Transamerica Series Trust	Annual Report 2016

Transamerica Legg Mason Dynamic Allocation – Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
EXCHANGE-TRADED FUNDS - 91.8%
International Equity Fund - 4.2%
iShares MSCI EAFE ETF	924,284	$ 53,358,915

U.S. Equity Funds - 37.5%
iShares Core S&P 500 ETF	1,510,670	339,885,643
SPDR S&P 500 ETF Trust	379,966	84,933,800
Vanguard Small-Cap ETF	411,453	53,060,979

		477,880,422

U.S. Fixed Income Funds - 50.1%
iShares 20+ Year Treasury Bond ETF (A)	1,017,626	121,229,785
iShares Core U.S. Aggregate Bond ETF	942,900	101,889,774
Vanguard Total Bond Market ETF	5,124,474	414,006,255

		637,125,814

Total Exchange-Traded Funds (Cost $1,171,510,594)		1,168,365,151

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED - 0.6%
Put - S&P 500® Exercise Price $1,725 Expiration Date 12/15/2017	47	161,915
Put - S&P 500® Exercise Price $1,750 Expiration Date 12/15/2017	359	1,333,685
Put - S&P 500® Exercise Price $1,800 Expiration Date 12/15/2017	353	1,521,430
Put - S&P 500® Exercise Price $1,825 Expiration Date 12/15/2017	53	247,245
Put - S&P 500® Exercise Price $1,850 Expiration Date 12/15/2017	333	1,669,995
Put - S&P 500® Exercise Price $1,900 Expiration Date 12/15/2017	316	1,744,320

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED (continued)
Put - S&P 500® Exercise Price $1,950 Expiration Date 12/15/2017	41	$ 275,110
Put - S&P 500® Exercise Price $2,000 Expiration Date 12/15/2017	30	231,600

Total Exchange-Traded Options Purchased (Cost $10,931,959)		7,185,300

	Shares	Value
SECURITIES LENDING COLLATERAL - 6.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (B)	79,309,411	79,309,411

Total Securities Lending Collateral (Cost $79,309,411)		79,309,411

	Principal	Value
REPURCHASE AGREEMENT - 2.7%
State Street Bank & Trust Co. 0.03% (B), dated 12/30/2016, to be repurchased at $34,986,995 on 01/03/2017. Collateralized by U.S. Government Obligations, 1.75%, due 02/28/2022 - 03/31/2022, and with a total value of $35,688,545.	$ 34,986,879	34,986,879

Total Repurchase Agreement (Cost $34,986,879)		34,986,879

Total Investments (Cost $1,296,738,843) (C)		1,289,846,741
Net Other Assets (Liabilities) - (1.3)%		(16,863,804)

Net Assets - 100.0%		$ 1,272,982,937

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$1,168,365,151	$—	$—	$1,168,365,151
Exchange-Traded Options Purchased	7,185,300	—	—	7,185,300
Securities Lending Collateral	79,309,411	—	—	79,309,411
Repurchase Agreement	—	34,986,879	—	34,986,879

Total Investments	$1,254,859,862	$34,986,879	$—	$1,289,846,741

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Legg Mason Dynamic Allocation – Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $77,602,712. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2016.
(C)	Aggregate cost for federal income tax purposes is $1,300,282,818. Aggregate gross unrealized appreciation and depreciation for all securities is $6,231,801 and $16,667,878, respectively. Net unrealized depreciation for tax purposes is $10,436,077.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Legg Mason Dynamic Allocation – Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Unaffiliated investments, at value (cost $1,261,751,964) (including securities loaned of $77,602,712)	$1,254,859,862
Repurchase agreement, at value (cost $34,986,879)	34,986,879
Cash	1,692
Receivables and other assets:
Shares of beneficial interest sold	141,429
Investments sold	62,759,294
Interest	58
Dividends	533,309
Net income from securities lending	20,390

Total assets	1,353,302,913

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	78
Investment management fees	630,044
Distribution and service fees	270,115
Transfer agent costs	3,271
Trustees, CCO and deferred compensation fees	1,169
Audit and tax fees	21,643
Custody fees	18,032
Legal fees	15,873
Printing and shareholder reports fees	43,364
Other	6,976
Collateral for securities on loan	79,309,411

Total liabilities	80,319,976

Net assets	$1,272,982,937

Net assets consist of:
Capital stock ($0.01 par value)	$1,136,237
Additional paid-in capital	1,295,983,484
Undistributed (distributions in excess of) net investment income (loss)	13,891,428
Accumulated net realized gain (loss)	(31,136,110)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	(6,892,102)

Net assets	$1,272,982,937

Shares outstanding	113,623,689

Net asset value and offering price per share	$11.20

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income from unaffiliated investments	$24,149,108
Interest income from unaffiliated investments	487,848
Net income (loss) from securities lending	370,648

Total investment income	25,007,604

Expenses:
Investment advisory fees	1,113,376
Investment management fees	6,368,006
Distribution and service fees	3,235,118
Administration fees	60,284
Transfer agent costs	19,708
Trustees, CCO and deferred compensation fees	31,561
Audit and tax fees	36,576
Custody fees	106,788
Legal fees	70,136
Printing and shareholder reports fees	55,848
Other	37,509

Total expenses before waiver and/or reimbursement and recapture	11,134,910

Reimbursement of custody fees (A)	(24,772)

Net expenses	11,110,138

Net investment income (loss)	13,897,466

Net realized gain (loss) on:
Unaffiliated investments	(24,971,289)
Distributions received from unaffiliated investments	58,923

Net realized gain (loss)	(24,912,366)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	3,403,851

Net realized and change in unrealized gain (loss)	(21,508,515)

Net increase (decrease) in net assets resulting from operations	$(7,611,049)

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Legg Mason Dynamic Allocation – Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$13,897,466	$14,189,984
Net realized gain (loss)	(24,912,366)	20,934,366
Net change in unrealized appreciation (depreciation)	3,403,851	(63,092,891)

Net increase (decrease) in net assets resulting from operations	(7,611,049)	(27,968,541)

Dividends and/or distributions to shareholders:
Net investment income	(14,183,391)	(9,420,704)
Net realized gains	(27,836,456)	—

Total dividends and/or distributions to shareholders	(42,019,847)	(9,420,704)

Capital share transactions:
Proceeds from shares sold	118,030,538	455,648,195
Dividends and/or distributions reinvested	42,019,847	9,420,704
Cost of shares redeemed	(57,867,392)	(5,326,279)

Net increase (decrease) in net assets resulting from capital share transactions	102,182,993	459,742,620

Net increase (decrease) in net assets	52,552,097	422,353,375

Net assets:
Beginning of year	1,220,430,840	798,077,465

End of year	$1,272,982,937	$1,220,430,840

Undistributed (distributions in excess of) net investment income (loss)	$13,891,428	$14,181,603

Capital share transactions - shares:
Shares issued	10,176,244	37,988,228
Shares reinvested	3,647,556	801,080
Shares redeemed	(5,087,203)	(445,996)

Net increase (decrease) in shares outstanding	8,736,597	38,343,312

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Legg Mason Dynamic Allocation – Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012 (A)
Net asset value, beginning of period/year	$11.64		$11.99	$11.12	$10.19		$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.12	(D)	0.17	0.19	0.19		0.17
Net realized and unrealized gain (loss)	(0.18)		(0.42)	0.75	0.76		0.02

Total investment operations	(0.06)		(0.25)	0.94	0.95		0.19

Dividends and/or distributions to shareholders:
Net investment income	(0.13)		(0.10)	(0.07)	(0.02)		—
Net realized gains	(0.25)		—	—	(0.00	)(E)	—

Total dividends and/or distributions to shareholders	(0.38)		(0.10)	(0.07)	(0.02)		—

Net asset value, end of period/year	$11.20		$11.64	$11.99	$11.12		$10.19

Total return (F)	(0.67)%		(2.08)%	8.48%	9.37%		1.90	%(G)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,272,983		$1,220,431	$798,077	$393,489		$73,809
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture (H)	0.86%		0.87%	0.88%	0.90%		1.01	%(I)
Including waiver and/or reimbursement and recapture	0.86	%(D)	0.87%	0.88%	0.90%		1.01	%(I)
Net investment income (loss) to average net assets (C)	1.07	%(D)	1.38%	1.65%	1.74%		2.51	%(I)
Portfolio turnover rate(J)	103%		57%	13%	2%		32	%(G)

(A)	Commenced operations on May 1, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(G)	Not annualized.
(H)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(I)	Annualized.
(J)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Legg Mason Dynamic Allocation - Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2016 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2016

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience

Transamerica Series Trust	Annual Report 2016

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$79,309,411	$—	$—	$—	$79,309,411
Total Borrowings	$79,309,411	$—	$—	$—	$79,309,411

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Open option contracts at December 31, 2016, if any, are included within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2016.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A) (B)	$—	$—	$7,185,300	$—	$—	$7,185,300
Total	$—	$—	$7,185,300	$—	$—	$7,185,300

(A)	Included within Investments, at value within the Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2016.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$(17,901,586)	$—	$—	$(17,901,586)
Total	$—	$—	$(17,901,586)	$—	$—	$(17,901,586)

Transamerica Series Trust	Annual Report 2016

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$1,513,268	$—	$—	$1,513,268
Total	$—	$—	$1,513,268	$—	$—	$1,513,268

(A)	Included within Net realized gain (loss) on transactions from Investments within the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments within the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2016.

Purchased Options and Swaptions at value
Calls	Puts
$ —	$ 9,762,016

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
First $350 million	0.61%	0.58%
Over $350 million up to $750 million	0.59%	0.56%
Over $750 million up to $1.5 billion	0.56%	0.53%
Over $1.5 billion	0.54%	0.51%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions,

Transamerica Series Trust	Annual Report 2016

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.77%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

Transamerica Series Trust	Annual Report 2016

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	1	92.29%	92.29%

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 1,105,074,900	$ 1,032,495,658

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, option contracts, and straddle loss deferral. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ (4,250)	$ 4,250

As of December 31, 2016, the Portfolio had capital loss carryforwards available to offset future realized gains listed below.

Unlimited
Short-Term	Long-Term
$ 4,835,254	$ 16,207,598

During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2016

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 14,187,641	$ 27,832,206	$ —	$ 9,420,704	$ —	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 13,891,428	$ —	$ (21,042,852)	$ —	$ (6,549,283)	$ (10,436,077)

10. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Legg Mason Dynamic Allocation – Balanced VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Legg Mason Dynamic Allocation – Balanced VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Legg Mason Dynamic Allocation – Balanced VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica Legg Mason Dynamic Allocation – Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $27,832,206 for the year ended December 31, 2016.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 855,078	$ 47,681

Transamerica Series Trust	Annual Report 2016

Transamerica Legg Mason Dynamic Allocation – Growth VP

(unaudited)

MARKET ENVIRONMENT

The year began with a market correction and increased volatility as a result of renewed China growth fears and weakness in global oil prices. However, the year was characterized by substantial political uncertainty and surprises that carried over to asset prices across nearly all financial markets. The middle of the year was marked by the surprise result of the United Kingdom’s decision to leave the eurozone (“Brexit”), sending European equity markets and the British pound sharply downward. The year’s political volatility was not finished at Brexit, as the latter half of 2016 was characterized strongly by the uncertainty leading up to the U.S. presidential election and the eventual election of Donald Trump, which came as a surprise to many polls and market forecasts.

In spite of this political volatility, the global economy continued to advance through the year, largely carried by continued growth in the U.S. and China and in spite of weaker economic performance from Japan and emerging economies such as Russia and Brazil. Global equity markets performed strongly in 2016, with Japan being the only major region not to post a stock market gain. On the other hand, while the year started strongly for global fixed income, a switch to “risk on” mode in the latter half of 2016 led to bond market losses that had not been seen since the early 1980’s. The year ended with U.S. Federal Reserve announcing its only rate hike of 2016 while many other key central banks left key rates largely unchanged.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Legg Mason Dynamic Allocation – Growth VP, Service Class returned (0.99)%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Composite Benchmark, returned 11.96% and 9.12%, respectively.

STRATEGY REVIEW

The Portfolio utilizes Dynamic Risk Management, which comprises of Dynamic Rebalancing and Event Risk Management. Dynamic Rebalancing is applied to the equity portion of the Portfolio and moves in and out of equity using cash based on the market environment to attempt to limit losses to a floor set at 15% below its high-water mark. Event Risk Management invests in long-dated put options to help protect against sudden, significant market shocks. As a result of these strategies the Portfolio may outperform during secular down markets, participate in upward trending markets, and be challenged in an environment in which volatility is high and the market moves sideways. The Portfolio has a target equity allocation of 70% and 30% fixed income.

The Portfolio was de-risked from its equity target for most of 2016 in reaction to global market volatility and political uncertainty. The portfolio de-risked three times to 35%-40% of its equity target in the year: during the first quarter turmoil, June’s Brexit event, and leading up to the November U.S. election. However, by late December, the Portfolio reached fully allocated for the first time in a year as equity markets rallied post the U.S. election to close out 2016. The Portfolio ended the year approximately 95% allocated to its equity target.

All the underlying exchange traded funds (“ETF”) holdings had positive returns during the period, although the effects of the Dynamic Risk Management strategy held back the Portfolio’s returns. While the strategy benefited the portfolio as markets declined, it led to underperformance particularly during the rapid market recoveries seen in 2016. As markets hit their inflection points, the Portfolio remained defensively positioned in cash and was not able to reallocate to equity at the same velocity as equity markets recovered. This caused performance detraction from asset allocation, being underweight equities and having excess cash. Additionally, with U.S. equity markets up, the Event Risk Management strategy declined, the second significant detractor to performance.

During the period, the Portfolio used derivatives. These positions detracted from performance.

Adam J. Petryk, CFA

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Transamerica Series Trust	Annual Report 2016

Transamerica Legg Mason Dynamic Allocation – Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	10 Years or Since Inception of Class	Inception Date
Service Class	(0.99)%	4.32%	05/01/2012
S&P 500® (A)	11.96%	13.02%
Composite Benchmark (A) (B) (C) (D) (E) (F)	9.12%	9.47%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Composite Benchmark is composed of the following benchmarks: 56% S&P 500®, 21% Bloomberg Barclays U.S. Aggregate Bond Index, 9% Bloomberg Barclays Long Treasury Index, 7% MSCI EAFE Index, and 7% Russell 2000® Index.

(C) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The Bloomberg Barclays Long Treasury Index is comprised of U.S. treasury securities with remaining maturities of ten years or more.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

The underlying portfolios invest their assets in various underlying ETFs, their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The Portfolio is indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2016

Transamerica Legg Mason Dynamic Allocation – Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$993.40	$4.46	$1,020.70	$4.52	0.89%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	58.6%
U.S. Fixed Income Funds	30.1
International Equity Fund	6.6
Securities Lending Collateral	3.0
Exchange-Traded Options Purchased	0.8
Repurchase Agreement	0.7
Net Other Assets (Liabilities)	0.2
Total	100.0%

Transamerica Series Trust	Annual Report 2016

Transamerica Legg Mason Dynamic Allocation – Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
EXCHANGE-TRADED FUNDS - 95.3%
International Equity Fund - 6.6%
iShares MSCI EAFE ETF	657,704	$ 37,969,252

U.S. Equity Funds - 58.6%
iShares Core S&P 500 ETF	1,067,143	240,096,503
SPDR S&P 500 ETF Trust	268,388	59,992,770
Vanguard Small-Cap ETF	291,503	37,592,227

		337,681,500

U.S. Fixed Income Funds - 30.1%
iShares 20+ Year Treasury Bond ETF (A)	277,994	33,117,425
iShares Core U.S. Aggregate Bond ETF	260,414	28,140,337
Vanguard Total Bond Market ETF	1,389,771	112,279,599

		173,537,361

Total Exchange-Traded Funds (Cost $547,577,258)		549,188,113

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED - 0.8%
Put - S&P 500® Exercise Price $1,725 Expiration Date 12/15/2017	31	106,795
Put - S&P 500® Exercise Price $1,750 Expiration Date 12/15/2017	213	791,295
Put - S&P 500® Exercise Price $1,800 Expiration Date 12/15/2017	238	1,025,780
Put - S&P 500® Exercise Price $1,825 Expiration Date 12/15/2017	21	97,965
Put - S&P 500® Exercise Price $1,850 Expiration Date 12/15/2017	235	1,178,525
Put - S&P 500® Exercise Price $1,900 Expiration Date 12/15/2017	215	1,186,800

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED (continued)
Put - S&P 500® Exercise Price $1,950 Expiration Date 12/15/2017	30	$ 201,300
Put - S&P 500® Exercise Price $2,000 Expiration Date 12/15/2017	20	154,400

Total Exchange-Traded Options Purchased (Cost $7,227,126)		4,742,860

	Shares	Value
SECURITIES LENDING COLLATERAL - 3.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (B)	17,263,298	17,263,298

Total Securities Lending Collateral (Cost $17,263,298)		17,263,298

	Principal	Value
REPURCHASE AGREEMENT - 0.7%
State Street Bank & Trust Co. 0.03% (B), dated 12/30/2016, to be repurchased at $4,169,087 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.75%, due 03/31/2022, and with a value of $4,253,749.	$ 4,169,073	4,169,073

Total Repurchase Agreement (Cost $4,169,073)		4,169,073

Total Investments (Cost $576,236,755) (C)		575,363,344
Net Other Assets (Liabilities) - 0.2%		1,362,880

Net Assets - 100.0%		$ 576,726,224

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$549,188,113	$—	$—	$549,188,113
Exchange-Traded Options Purchased	4,742,860	—	—	4,742,860
Securities Lending Collateral	17,263,298	—	—	17,263,298
Repurchase Agreement	—	4,169,073	—	4,169,073

Total Investments	$571,194,271	$4,169,073	$—	$575,363,344

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Legg Mason Dynamic Allocation – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $16,891,800. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2016.
(C)	Aggregate cost for federal income tax purposes is $579,793,870. Aggregate gross unrealized appreciation and depreciation for all securities is $5,533,379 and $9,963,905, respectively. Net unrealized depreciation for tax purposes is $4,430,526.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Legg Mason Dynamic Allocation – Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Unaffiliated investments, at value (cost $572,067,682) (including securities loaned of $16,891,800)	$571,194,271
Repurchase agreement, at value (cost $4,169,073)	4,169,073
Cash	51,214
Receivables and other assets:
Shares of beneficial interest sold	263,877
Investments sold	18,660,158
Interest	7
Dividends	378,639
Net income from securities lending	4,262

Total assets	594,721,501

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	243,382
Investment management fees	301,143
Distribution and service fees	122,829
Transfer agent costs	1,504
Trustees, CCO and deferred compensation fees	505
Audit and tax fees	17,358
Custody fees	9,478
Legal fees	7,525
Printing and shareholder reports fees	24,984
Other	3,271
Collateral for securities on loan	17,263,298

Total liabilities	17,995,277

Net assets	$576,726,224

Net assets consist of:
Capital stock ($0.01 par value)	$493,764
Additional paid-in capital	592,558,593
Undistributed (distributions in excess of) net investment income (loss)	5,417,985
Accumulated net realized gain (loss)	(20,870,707)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	(873,411)

Net assets	$576,726,224

Shares outstanding	49,376,368

Net asset value and offering price per share	$11.68

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income from unaffiliated investments	$10,451,067
Interest income from unaffiliated investments	235,103
Net income (loss) from securities lending	141,212

Total investment income	10,827,382

Expenses:
Investment advisory fees	561,858
Investment management fees	3,111,674
Distribution and service fees	1,511,440
Administration fees	28,924
Transfer agent costs	9,245
Trustees, CCO and deferred compensation fees	14,687
Audit and tax fees	25,850
Custody fees	55,624
Legal fees	33,063
Printing and shareholder reports fees	34,515
Other	17,699

Total expenses before waiver and/or reimbursement and recapture	5,404,579

Reimbursement of custody fees (A)	(11,753)

Net expenses	5,392,826

Net investment income (loss)	5,434,556

Net realized gain (loss) on:
Unaffiliated investments	(16,237,548)
Distributions received from unaffiliated investments	16,003

Net realized gain (loss)	(16,221,545)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	5,079,263

Net realized and change in unrealized gain (loss)	(11,142,282)

Net increase (decrease) in net assets resulting from operations	$(5,707,726)

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Legg Mason Dynamic Allocation – Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$5,434,556	$6,190,572
Net realized gain (loss)	(16,221,545)	7,599,974
Net change in unrealized appreciation (depreciation)	5,079,263	(33,117,738)

Net increase (decrease) in net assets resulting from operations	(5,707,726)	(19,327,192)

Dividends and/or distributions to shareholders:
Net investment income	(6,187,977)	(3,481,738)
Net realized gains	(11,366,603)	—

Total dividends and/or distributions to shareholders	(17,554,580)	(3,481,738)

Capital share transactions:
Proceeds from shares sold	58,398,466	288,095,689
Dividends and/or distributions reinvested	17,554,580	3,481,738
Cost of shares redeemed	(71,607,926)	(12,510,257)

Net increase (decrease) in net assets resulting from capital share transactions	4,345,120	279,067,170

Net increase (decrease) in net assets	(18,917,186)	256,258,240

Net assets:
Beginning of year	595,643,410	339,385,170

End of year	$576,726,224	$595,643,410

Undistributed (distributions in excess of) net investment income (loss)	$5,417,985	$6,175,839

Capital share transactions - shares:
Shares issued	4,883,644	22,822,068
Shares reinvested	1,476,415	283,992
Shares redeemed	(6,037,618)	(1,009,654)

Net increase (decrease) in shares outstanding	322,441	22,096,406

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Legg Mason Dynamic Allocation – Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012 (A)
Net asset value, beginning of period/year	$12.14		$12.59	$11.70	$10.14		$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.11	(D)	0.15	0.18	0.18		0.16
Net realized and unrealized gain (loss)	(0.23)		(0.52)	0.78	1.40		(0.02)

Total investment operations	(0.12)		(0.37)	0.96	1.58		0.14

Dividends and/or distributions to shareholders:
Net investment income	(0.12)		(0.08)	(0.07)	(0.02)		—
Net realized gains	(0.22)		—	—	(0.00	)(E)	—

Total dividends and/or distributions to shareholders	(0.34)		(0.08)	(0.07)	(0.02)		—

Net asset value, end of period/year	$11.68		$12.14	$12.59	$11.70		$10.14

Total return (F)	(0.99)%		(2.95)%	8.18%	15.61%		1.40	%(G)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$576,726		$595,643	$339,385	$164,650		$22,999
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	0.89%		0.89%	0.92%	0.94%		1.31	%(I)
Including waiver and/or reimbursement and recapture	0.89	%(D)	0.89%	0.92%	0.96%		1.04	%(I)
Net investment income (loss) to average net assets (B)	0.90	%(D)	1.24%	1.48%	1.62%		2.46	%(I)
Portfolio turnover rate (J)	182%		80%	9%	3%		54	%(G)

(A)	Commenced operations on May 1, 2012.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Calculated based on average number of shares outstanding.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(G)	Not annualized.
(H)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(I)	Annualized.
(J)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. Transamerica Legg Mason Dynamic Allocation - Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2016 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2016

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers

Transamerica Series Trust	Annual Report 2016

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$17,263,298	$—	$—	$—	$17,263,298
Total Borrowings	$17,263,298	$—	$—	$—	$17,263,298

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Transamerica Series Trust	Annual Report 2016

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Open option contracts at December 31, 2016, if any, are included within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2016.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A) (B)	$—	$—	$4,742,860	$—	$—	$4,742,860
Total	$—	$—	$4,742,860	$—	$—	$4,742,860

(A)	Included within Investments, at value within the Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.

Transamerica Series Trust	Annual Report 2016

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2016.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$(12,243,799)	$—	$—	$(12,243,799)
Total	$—	$—	$(12,243,799)	$—	$—	$(12,243,799)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$1,135,822	$—	$—	$1,135,822
Total	$—	$—	$1,135,822	$—	$—	$1,135,822

(A)	Included within Net realized gain (loss) on transactions from Investments within the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments within the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2016.

Purchased Options and Swaptions at value
Calls	Puts
$ —	$ 6,683,710

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

Transamerica Series Trust	Annual Report 2016

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
First $250 million	0.63%	0.60%
Over $250 million up to $750 million	0.60%	0.57%
Over $750 million up to $1 billion	0.57%	0.54%
Over $1 billion up to $1.5 billion	0.56%	0.53%
Over $1.5 billion	0.55%	0.52%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.79%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the

Transamerica Series Trust	Annual Report 2016

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

7. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	2	99.97%	99.97%

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 842,860,334	$ 808,552,080

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, option contracts, organizational expenses, and straddle loss deferral. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ (4,433)	$ 4,433

Transamerica Series Trust	Annual Report 2016

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2016, the Portfolio had capital loss carryforwards available to offset future realized gains listed below:

Unlimited
Short-Term	Long-Term
$ 611,894	$ 11,421,675

During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 6,192,410	$ 11,362,170	$ —	$ 3,481,738	$ —	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 5,427,816	$ —	$ (12,033,569)	$ —	$ (5,289,854)	$ (4,430,526)

10. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Legg Mason Dynamic Allocation – Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Legg Mason Dynamic Allocation – Growth VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Legg Mason Dynamic Allocation – Growth VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica Legg Mason Dynamic Allocation – Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $11,362,170 for the year ended December 31, 2016.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 818,850	$ 53,195

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Balanced Allocation VP

(unaudited)

MARKET ENVIRONMENT

2016 was the year of the unexpected. Few expected the U.S. stock market to turn in a positive double-digit return after plunging over 10% in the first six weeks of the year. Few expected that the people of Great Britain would actually vote to leave the European Union (“Brexit”). Even fewer expected that Donald Trump would be elected the 45th President of the United States. However, it all came to pass. All told, the U.S. stock market once again led the way in terms of major market performance, as the S&P 500® finished 11.96% higher. Internationally, emerging markets stocks (MSCI Emerging Markets Index) returned 11.60%, vastly outperforming the developed markets (MSCI EAFE Index) return of 1.51%. Fixed income markets were also subjected to a roller-coaster ride across the year. Interest rates fell markedly through the first half of the year, with the 10-year U.S. Treasury yield falling below 1.4% in early July. Rates then proceeded to rise the rest of the year, most notably after the U.S. election, with the 10-year Treasury yield finishing at roughly 2.4%. After the back and forth, the broad Bloomberg Barclays U.S. Aggregate Bond Index finished with a 2.65% gain.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Madison Balanced Allocation VP, Service Class returned 5.25%. By comparison, its primary, secondary, and additional benchmarks, the Bloomberg Barclays U.S. Aggregate Bond Index, the Russell 3000® Index, and the Composite Benchmark, returned 2.65%, 12.74%, and 6.77%, respectively.

STRATEGY REVIEW

The Portfolio’s more cautious leaning was a major detractor to performance. Madison Asset Management, LLC held a more guarded position in equities relative to the Portfolio’s target, along with elevated cash holdings throughout most of the year. While this stance served to mitigate losses during the turbulent start to the year as well as during the decline around the Brexit vote in July, it wound up being a net drag on performance over the full year.

Within U.S. equity holdings, the Portfolio benefited from overweight allocations to small and mid-cap stocks and selection in a number of large-cap positions. Poor manager performance from core international stock holding was the largest detractor for the year. Allocation to this manager was significantly reduced and diversified into an international exchange traded fund (“ETF”).

On the fixed income side, the Portfolio was well served by below-benchmark duration, or interest rate risk positioning, as interest rates rose over the second half of the year. Manager performance was additive, as were the Portfolio’s holdings in U.S. Treasury Inflation Protected Securities, which were boosted by a sizeable increase in inflation expectations throughout the second half of the year. These positives were offset by negative contributions from the Portfolio’s dedicated U.S. Treasury bond holdings.

David S. Hottmann, CFA

Patrick F. Ryan, CFA

Co-Portfolio Managers

Madison Asset Management, LLC

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Balanced Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Service Class	5.25%	6.28%	5.01%	05/01/2011
Bloomberg Barclays U.S. Aggregate Bond Index (A)	2.65%	2.23%	3.03%
Russell 3000® Index (B)	12.74%	14.67%	11.22%
Composite Benchmark (A) (C) (D) (E) (F)	6.77%	7.70%	6.38%

(A) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Composite Benchmark is composed of the following benchmarks: 50% Bloomberg Barclays U.S. Aggregate Bond Index, 38% Russell 1000® Index, 10% MSCI World Index ex-U.S., and 2% Russell 2000® Index.

(D) The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(E) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

Russell investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Balanced Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,019.50	$2.34	$1,022.80	$2.34	0.46%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	47.2%
U.S. Equity Funds	40.6
International Equity Fund	11.6
Repurchase Agreement	0.7
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Balanced Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
EXCHANGE-TRADED FUNDS - 9.9%
International Equity Fund - 4.6%
Vanguard FTSE All-World ex-US ETF	108,045	$ 4,773,428

U.S. Fixed Income Funds - 5.3%
iShares 20+ Year Treasury Bond ETF	19,509	2,324,107
iShares 7-10 Year Treasury Bond ETF	11,168	1,170,630
iShares TIPS Bond ETF	18,464	2,089,571

		5,584,308

Total Exchange-Traded Funds (Cost $10,445,375)		10,357,736

INVESTMENT COMPANIES - 89.5%
International Equity Fund - 7.0%
Madison International Stock Fund	626,049	7,406,158

U.S. Equity Funds - 40.6%
Madison Investors Fund	559,331	11,046,778
Madison Large Cap Value Fund	644,458	9,061,075
Transamerica Dividend Focused (A)	404,738	4,274,035
Transamerica JPMorgan Enhanced Index VP (B)	424,972	7,806,730
Transamerica Mid Cap Value Opportunities (A)	322,987	3,714,354
Transamerica Small/Mid Cap Value VP (B)	322,796	6,701,246

		42,604,218

U.S. Fixed Income Funds - 41.9%
Madison Core Bond Fund	1,814,899	17,985,648

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds (continued)
Transamerica Bond (A)	286,202	$ 2,624,469
Transamerica Core Bond (A)	1,284,417	12,677,200
Transamerica Short-Term Bond (A)	1,078,773	10,776,945

		44,064,262

Total Investment Companies (Cost $95,486,317)		94,074,638

	Principal	Value
REPURCHASE AGREEMENT - 0.7%
State Street Bank & Trust Co. 0.03% (C), dated 12/30/2016, to be repurchased at $759,990 on 01/03/2017. Collateralized by a U.S. Government Obligation, 2.13%, due 09/30/2021, and with a value of $779,465.	$ 759,988	759,988

Total Repurchase Agreement (Cost $759,988)		759,988

Total Investments (Cost $106,691,680) (D)		105,192,362
Net Other Assets (Liabilities) - (0.1)%		(136,004)

Net Assets - 100.0%		$ 105,056,358

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$10,357,736	$—	$—	$10,357,736
Investment Companies	94,074,638	—	—	94,074,638
Repurchase Agreement	—	759,988	—	759,988

Total Investments	$104,432,374	$759,988	$—	$105,192,362

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(B)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(C)	Rate disclosed reflects the yield at December 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $108,725,541. Aggregate gross unrealized appreciation and depreciation for all securities is $1,305,907 and $4,839,086, respectively. Net unrealized depreciation for tax purposes is $3,533,179.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Balanced Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Affiliated investments, at value (cost $47,789,545)	$48,574,979
Unaffiliated investments, at value (cost $58,142,147)	55,857,395
Repurchase agreement, at value (cost $759,988)	759,988
Receivables and other assets:
Interest	1
Dividends	17,303

Total assets	105,209,666

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	77,539
Investments purchased	17,303
Investment management fees	16,020
Distribution and service fees	22,250
Transfer agent costs	259
Trustees, CCO and deferred compensation fees	112
Audit and tax fees	12,901
Custody fees	1,849
Legal fees	1,268
Printing and shareholder reports fees	3,255
Other	552

Total liabilities	153,308

Net assets	$105,056,358

Net assets consist of:
Capital stock ($0.01 par value)	$98,975
Additional paid-in capital	107,195,691
Undistributed (distributions in excess of) net investment income (loss)	1,873,301
Accumulated net realized gain (loss)	(2,612,291)
Net unrealized appreciation (depreciation) on:
Affiliated investments	785,434
Unaffiliated investments	(2,284,752)

Net assets	$105,056,358

Shares outstanding	9,897,511

Net asset value and offering price per share	$10.61

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income from affiliated investments	$930,107
Dividend income from unaffiliated investments	1,422,689
Interest income from unaffiliated investments	637

Total investment income	2,353,433

Expenses:
Investment advisory fees	23,710
Investment management fees	156,496
Distribution and service fees	256,872
Administration fees	4,742
Transfer agent costs	1,548
Trustees, CCO and deferred compensation fees	2,762
Audit and tax fees	16,167
Custody fees	9,513
Legal fees	5,219
Printing and shareholder reports fees	3,904
Other	2,395

Total expenses before waiver and/or reimbursement and recapture	483,328

Reimbursement of custody fees (A)	(4,028)

Net expenses	479,300

Net investment income (loss)	1,874,133

Net realized gain (loss) on:
Affiliated investments	(1,130,134)
Unaffiliated investments	(2,892,306)
Distributions received from affiliated investments	1,448,667
Distributions received from unaffiliated investments	1,111,801

Net realized gain (loss)	(1,461,972)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	2,449,574
Unaffiliated investments	2,562,110

Net change in unrealized appreciation (depreciation)	5,011,684

Net realized and change in unrealized gain (loss)	3,549,712

Net increase (decrease) in net assets resulting from operations	$5,423,845

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Balanced Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$1,874,133	$1,889,966
Net realized gain (loss)	(1,461,972)	2,013,826
Net change in unrealized appreciation (depreciation)	5,011,684	(4,755,993)

Net increase (decrease) in net assets resulting from operations	5,423,845	(852,201)

Dividends and/or distributions to shareholders:
Net investment income	(1,889,811)	(1,782,986)
Net realized gains	(2,282,274)	(6,486,117)

Total dividends and/or distributions to shareholders	(4,172,085)	(8,269,103)

Capital share transactions:
Proceeds from shares sold	7,482,167	7,949,045
Dividends and/or distributions reinvested	4,172,085	8,269,103
Cost of shares redeemed	(6,407,812)	(3,380,147)

Net increase (decrease) in net assets resulting from capital share transactions	5,246,440	12,838,001

Net increase (decrease) in net assets	6,498,200	3,716,697

Net assets:
Beginning of year	98,558,158	94,841,461

End of year	$105,056,358	$98,558,158

Undistributed (distributions in excess of) net investment income (loss)	$1,873,301	$1,889,389

Capital share transactions - shares:
Shares issued	713,154	706,478
Shares reinvested	392,482	792,819
Shares redeemed	(607,713)	(300,475)

Net increase (decrease) in shares outstanding	497,923	1,198,822

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Balanced Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$10.49		$11.56	$11.53	$10.45	$9.73

Investment operations:
Net investment income (loss) (A) (B)	0.19	(C)	0.22	0.26	0.14	0.25
Net realized and unrealized gain (loss)	0.37		(0.31)	0.40	1.22	0.57

Total investment operations	0.56		(0.09)	0.66	1.36	0.82

Dividends and/or distributions to shareholders:
Net investment income	(0.20)		(0.21)	(0.08)	(0.11)	(0.05)
Net realized gains	(0.24)		(0.77)	(0.55)	(0.17)	(0.05)

Total dividends and/or distributions to shareholders	(0.44)		(0.98)	(0.63)	(0.28)	(0.10)

Net asset value, end of year	$10.61		$10.49	$11.56	$11.53	$10.45

Total return (D)	5.25%		(0.73)%	5.74%	13.24%	8.41%

Ratio and supplemental data:
Net assets end of year (000’s)	$105,056		$98,558	$94,841	$64,558	$29,088
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.47%		0.47%	0.49%	0.52%	0.62%
Including waiver and/or reimbursement and recapture	0.47	%(C)	0.47%	0.49%	0.58%	0.60%
Net investment income (loss) to average net assets (B)	1.82	%(C)	1.94%	2.19%	1.28%	2.41%
Portfolio turnover rate (F)	63%		60%	131%	139%	56%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Madison Balanced Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2016 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These investments are actively traded and no valuation adjustments are applied. Investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

For the year ended December 31, 2016, the Portfolio’s transactions in and earnings from investments in affiliates of TAM are as follows:

Affiliated Investments	Value December 31, 2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2016		Dividend Income (A)	Net Capital Gain Distributions
Transamerica Bond	$1,453,232	$5,155,764	$(4,210,667)	$79,068	$147,072	$2,624,469		$79,407	$112,017
Transamerica Core Bond	18,151,579	1,698,756	(7,266,280)	(38,211)	131,356	12,677,200		413,756	—
Transamerica Dividend Focused	—	4,542,213	—	—	(268,178)	4,274,035		50,459	516,754
Transamerica JPMorgan Enhanced Index VP	9,503,449	1,702,582	(4,117,708)	(147,257)	865,664	7,806,730		39,246	178,651
Transamerica Mid Cap Value Opportunities	—	4,632,151	(1,052,247)	60,596	73,854	3,714,354		176,961	114,129
Transamerica PIMCO Total Return VP	4,889,904	450,000	(5,357,735)	(199,185)	217,016	—	(B)	—	—
Transamerica Short-Term Bond	2,640,783	10,847,380	(2,734,006)	(22,859)	45,647	10,776,945		146,105	—
Transamerica Small/Mid Cap Value VP	7,678,814	5,623,715	(6,976,140)	(862,286)	1,237,143	6,701,246		40,887	527,116

Total	$44,317,761	$34,652,561	$(31,714,783)	$(1,130,134)	$2,449,574	$48,574,979		$946,821	$1,448,667

(A)	Does not reflect certain tax adjustments.
(B)	No longer held at year end.

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
0.18%	0.15%

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.35%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	1	100.00%	100.00%

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 66,370,735	$ 63,643,724

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ (410)	$ 410

As of December 31, 2016, the Portfolio had capital loss carryforwards available to offset future realized gains listed below:

Unlimited
Short-Term
$ 578,430

During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 1,890,221	$ 2,281,864	$ —	$ 4,257,385	$ 4,011,718	$ —

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 1,873,301	$ —	$ (578,430)	$ —	$ —	$ (3,533,179)

9. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Madison Balanced Allocation VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Madison Balanced Allocation VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Madison Balanced Allocation VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Balanced Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $2,281,864 for the year ended December 31, 2016.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 143,871	$ 25,665

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Conservative Allocation VP

(unaudited)

MARKET ENVIRONMENT

2016 was the year of the unexpected. Few expected the U.S. stock market to turn in a positive double-digit return after plunging over 10% in the first six weeks of the year. Few expected that the people of Great Britain would actually vote to leave the European Union (“Brexit”). Even fewer expected that Donald Trump would be elected the 45th President of the United States. However, it all came to pass. All told, the U.S. stock market once again led the way in terms of major market performance, as the S&P 500® finished the year with a 11.96% return. Internationally, emerging markets stocks (MSCI Emerging Markets Index) returned 11.60%, vastly outperforming the developed markets (MSCI EAFE Index) return of 1.51%. Fixed income markets were also subjected to a roller-coaster ride across the year. Interest rates fell markedly through the first half of the year, with the 10-year U.S. Treasury yield falling below 1.4% in early July. Rates then proceeded to rise the rest of the year, most notably after the U.S. election, with the 10-year Treasury yield finishing at roughly 2.4%. After the back and forth, the broad Bloomberg Barclays U.S. Aggregate Bond Index finished with a 2.65% gain.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Madison Conservative Allocation VP, Service Class returned 4.09%. By comparison, its primary, secondary, and additional benchmarks, the Bloomberg Barclays U.S. Aggregate Bond Index, the Russell 3000® Index, and the Composite Benchmark, returned 2.65%, 12.74%, and 5.02%, respectively.

STRATEGY REVIEW

The largest detractor to performance was the Portfolio’s more cautious leaning. Madison Asset Management, LLC held a more guarded position in equities relative to the Portfolio’s target, along with elevated cash holdings throughout most of the year. While this stance served to mitigate losses during the turbulent start to the year, as well as during the decline around the Brexit vote in July, it ended up being a net drag on performance over the full year.

Within U.S. equity holdings, the Portfolio benefited from overweight allocations to small and mid-cap stocks and selection in a number of large-cap positions. Poor manager performance from core international stock holding was a significant detractor for the year. Allocation to this manager was significantly reduced and diversified into an international ETF.

On the fixed income side, the Portfolio was well served by below-benchmark duration, or interest rate risk positioning, as interest rates rose over the second half of the year. Manager performance was additive, as were the Portfolio’s holdings in U.S. Treasury Inflation Protected Securities, which were boosted by a sizeable increase in inflation expectations throughout the second half of the year. These positives were offset by negative contributions from the Portfolio’s dedicated U.S. Treasury bond holdings.

David S. Hottmann, CFA

Patrick F. Ryan, CFA

Co-Portfolio Managers

Madison Asset Management, LLC

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Conservative Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Service Class	4.09%	4.22%	3.66%	05/01/2011
Bloomberg Barclays U.S. Aggregate Bond Index (A)	2.65%	2.23%	3.03%
Russell 3000® Index (B)	12.74%	14.67%	11.22%
Composite Benchmark (A) (C) (D) (E) (F)	5.02%	5.55%	5.10%

(A) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Composite Benchmark is composed of the following benchmarks: 70% Bloomberg Barclays U.S. Aggregate Bond Index, 23% Russell 1000® Index, 6% MSCI EAFE Index and 1% Russell 2000® Index.

(D) The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Conservative Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,004.50	$2.37	$1,022.80	$2.39	0.47%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	68.0%
U.S. Equity Funds	25.2
International Equity Fund	6.3
Repurchase Agreement	0.6
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Conservative Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
EXCHANGE-TRADED FUNDS - 9.8%
International Equity Fund - 2.2%
Vanguard FTSE All-World ex-US ETF	36,804	$ 1,626,001

U.S. Fixed Income Funds - 7.6%
iShares 20+ Year Treasury Bond ETF	12,216	1,455,292
iShares 7-10 Year Treasury Bond ETF	11,295	1,183,942
iShares TIPS Bond ETF	25,704	2,908,922

		5,548,156

Total Exchange-Traded Funds (Cost $7,267,101)		7,174,157

INVESTMENT COMPANIES - 89.7%
International Equity Fund - 4.1%
Madison International Stock Fund	249,383	2,950,204

U.S. Equity Funds - 25.2%
Madison Investors Fund	298,443	5,894,251
Madison Large Cap Value Fund	282,000	3,964,924
Transamerica Dividend Focused (A)	217,778	2,299,738
Transamerica JPMorgan Enhanced Index VP (B)	147,822	2,715,484
Transamerica Mid Cap Value Opportunities (A)	95,670	1,100,208
Transamerica Small/Mid Cap Value VP (B)	117,943	2,448,497

		18,423,102

U.S. Fixed Income Funds - 60.4%
Madison Core Bond Fund	1,762,927	17,470,603

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds (continued)
Transamerica Bond (A)	442,148	$ 4,054,493
Transamerica Core Bond (A)	1,264,835	12,483,920
Transamerica Short-Term Bond (A)	1,009,784	10,087,747

		44,096,763

Total Investment Companies (Cost $66,230,666)		65,470,069

	Principal	Value
REPURCHASE AGREEMENT - 0.6%
State Street Bank & Trust Co. 0.03% (C), dated 12/30/2016, to be repurchased at $404,416 on 01/03/2017. Collateralized by a U.S. Government Obligation, 2.13%, due 09/30/2021, and with a value of $415,040.	$ 404,415	404,415

Total Repurchase Agreement (Cost $404,415)		404,415

Total Investments (Cost $73,902,182) (D)		73,048,641
Net Other Assets (Liabilities) - (0.1)%		(49,779)

Net Assets - 100.0%		$ 72,998,862

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$7,174,157	$—	$—	$7,174,157
Investment Companies	65,470,069	—	—	65,470,069
Repurchase Agreement	—	404,415	—	404,415

Total Investments	$72,644,226	$404,415	$—	$73,048,641

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(B)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(C)	Rate disclosed reflects the yield at December 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $75,161,025. Aggregate gross unrealized appreciation and depreciation for all securities is $537,702 and $2,650,086, respectively. Net unrealized depreciation for tax purposes is $2,112,384.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Conservative Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Affiliated investments, at value (cost $35,305,854)	$35,190,087
Unaffiliated investments, at value (cost $38,191,913)	37,454,139
Repurchase agreement, at value (cost $404,415)	404,415
Receivables and other assets:
Interest	1
Dividends	17,081

Total assets	73,065,723

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	4,527
Investments purchased	17,081
Investment management fees	11,154
Distribution and service fees	15,492
Transfer agent costs	189
Trustees, CCO and deferred compensation fees	79
Audit and tax fees	12,674
Custody fees	1,833
Legal fees	938
Printing and shareholder reports fees	2,486
Other	408

Total liabilities	66,861

Net assets	$72,998,862

Net assets consist of:
Capital stock ($0.01 par value)	$70,616
Additional paid-in capital	74,523,640
Undistributed (distributions in excess of) net investment income (loss)	1,343,319
Accumulated net realized gain (loss)	(2,085,172)
Net unrealized appreciation (depreciation) on:
Affiliated investments	(115,767)
Unaffiliated investments	(737,774)

Net assets	$72,998,862

Shares outstanding	7,061,607

Net asset value and offering price per share	$10.34

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income from affiliated investments	$759,944
Dividend income from unaffiliated investments	939,663
Interest income from unaffiliated investments	523

Total investment income	1,700,130

Expenses:
Investment advisory fees	17,889
Investment management fees	113,752
Distribution and service fees	187,803
Administration fees	3,578
Transfer agent costs	1,140
Trustees, CCO and deferred compensation fees	1,999
Audit and tax fees	15,708
Custody fees	9,500
Legal fees	3,816
Printing and shareholder reports fees	2,972
Other	1,767

Total expenses before waiver and/or reimbursement and recapture	359,924
Reimbursement of custody fees (A)	(3,687)

Net expenses	356,237

Net investment income (loss)	1,343,893

Net realized gain (loss) on:
Affiliated investments	(342,219)
Unaffiliated investments	(1,551,252)
Distributions received from affiliated investments	694,787
Distributions received from unaffiliated investments	531,220

Net realized gain (loss)	(667,464)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	956,752
Unaffiliated investments	1,392,305

Net change in unrealized appreciation (depreciation)	2,349,057

Net realized and change in unrealized gain (loss)	1,681,593

Net increase (decrease) in net assets resulting from operations	$3,025,486

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Conservative Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$1,343,893	$1,541,952
Net realized gain (loss)	(667,464)	152,546
Net change in unrealized appreciation (depreciation)	2,349,057	(2,205,835)

Net increase (decrease) in net assets resulting from operations	3,025,486	(511,337)

Dividends and/or distributions to shareholders:
Net investment income	(1,541,347)	(1,287,137)
Net realized gains	(561,806)	(3,245,703)

Total dividends and/or distributions to shareholders	(2,103,153)	(4,532,840)

Capital share transactions:
Proceeds from shares sold	3,941,255	8,058,931
Dividends and/or distributions reinvested	2,103,153	4,532,840
Cost of shares redeemed	(8,064,161)	(8,131,282)

Net increase (decrease) in net assets resulting from capital share transactions	(2,019,753)	4,460,489

Net increase (decrease) in net assets	(1,097,420)	(583,688)

Net assets:
Beginning of year	74,096,282	74,679,970

End of year	$72,998,862	$74,096,282

Undistributed (distributions in excess of) net investment income (loss)	$1,343,319	$1,541,289

Capital share transactions - shares:
Shares issued	378,614	746,165
Shares reinvested	201,451	443,526
Shares redeemed	(777,270)	(757,025)

Net increase (decrease) in shares outstanding	(197,205)	432,666

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Conservative Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$10.21		$10.94	$11.04	$10.55	$9.97

Investment operations:
Net investment income (loss) (A) (B)	0.19	(C)	0.22	0.20	0.20	0.33
Net realized and unrealized gain (loss)	0.23		(0.29)	0.32	0.50	0.31

Total investment operations	0.42		(0.07)	0.52	0.70	0.64

Dividends and/or distributions to shareholders:
Net investment income	(0.21)		(0.19)	(0.15)	(0.12)	(0.04)
Net realized gains	(0.08)		(0.47)	(0.47)	(0.09)	(0.02)

Total dividends and/or distributions to shareholders	(0.29)		(0.66)	(0.62)	(0.21)	(0.06)

Net asset value, end of year	$10.34		$10.21	$10.94	$11.04	$10.55

Total return (D)	4.09%		(0.66)%	4.76%	6.76%	6.43%

Ratio and supplemental data:
Net assets end of year (000’s)	$72,999		$74,096	$74,680	$64,090	$35,531
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.48%		0.48%	0.49%	0.51%	0.62%
Including waiver and/or reimbursement and recapture	0.48	%(C)	0.48%	0.49%	0.56%	0.60%
Net investment income (loss) to average net assets (B)	1.79	%(C)	2.06%	1.84%	1.87%	3.10%
Portfolio turnover rate (F)	69%		68%	128%	141%	50%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Madison Conservative Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2016 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These investments are actively traded and no valuation adjustments are applied. Investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

For the year ended December 31, 2016, the Portfolio’s transactions in and earnings from investments in affiliates of TAM are as follows:

Affiliated Investments	Value December 31, 2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2016		Dividend Income (A)	Net Capital Gain Distributions
Transamerica Bond	$1,927,098	$6,234,556	$(4,358,500)	$16,782	$234,557	$4,054,493		$106,692	$173,053
Transamerica Core Bond	18,366,532	2,026,829	(7,996,260)	(30,853)	117,672	12,483,920		401,829	—
Transamerica Dividend Focused	—	2,455,745	—	—	(156,007)	2,299,738		27,695	278,050
Transamerica JPMorgan Enhanced Index VP	4,859,112	1,364,094	(3,761,754)	110,747	143,285	2,715,484		12,496	56,882
Transamerica Mid Cap Value Opportunities	—	1,635,210	(603,852)	37,107	31,743	1,100,208		52,417	33,806
Transamerica PIMCO Total Return VP	6,119,646	—	(6,143,247)	(256,370)	279,971	—	(B)	—	—
Transamerica Short-Term Bond	4,178,644	7,410,246	(1,525,286)	(15,594)	39,737	10,087,747		166,021	—
Transamerica Small/Mid Cap Value VP	2,774,978	2,557,913	(2,946,150)	(204,038)	265,794	2,448,497		11,867	152,996
Total	$38,226,010	$23,684,593	$(27,335,049)	$(342,219)	$956,752	$35,190,087		$779,017	$694,787

(A)	Does not reflect certain tax adjustments.
(B)	No longer held at year end.

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
0.18%	0.15%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.35%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

6. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	1	100.00%	100.00%

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 50,551,004	$ 53,891,959

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ (516)	$ 516

As of December 31, 2016, the Portfolio had capital loss carryforwards available to offset future realized gains listed below:

Unlimited
Short-Term	Long-Term
$ 177,038	$ 649,291

During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 1,541,863	$ 561,290	$ —	$ 3,130,817	$ 1,402,023	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 1,343,319	$ —	$ (826,329)	$ —	$ —	$ (2,112,384)

9. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Madison Conservative Allocation VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Madison Conservative Allocation VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Madison Conservative Allocation VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Conservative Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $561,290 for the year ended December 31, 2016.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 54,972	$ 10,059

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Diversified Income VP

(unaudited)

MARKET ENVIRONMENT

Looking back, 2016 was a year of the unexpected. Few expected the U.S. stock market to turn in a positive double-digit return after plunging over 10% in the first six weeks of the year. Few expected that the people of Great Britain would actually vote to leave the European Union. Even fewer expected that Donald Trump would be elected as the 45th President of the United States. However unexpected, it all came to pass.

All told, the U.S. stock market once again led the way in terms of major market performance, with the S&P 500® finishing the year with an 11.96% total return. Fixed income markets were also subjected to a roller-coaster ride. Interest rates fell markedly through the first half of the year, with the 10-year U.S. Treasury yield falling to 1.37% in July. Rates then proceeded to rise for the rest of the year, most notably after the U.S. election, with the 10-year Treasury moving up over 1% to finish the year at roughly 2.45%. After the back and forth, the broad Bloomberg Barclays U.S. Aggregate Bond Index finished with a 2.65% gain.

PERFORMANCE

For year ended December 31, 2016, Transamerica Madison Diversified Income VP, Service Class returned 6.84%. By comparison, its primary, secondary, and additional benchmarks, the Bloomberg Barclays U.S. Aggregate Bond Index, the Russell 1000® Index, and the Composite Benchmark, returned 2.65%, 12.05%, and 6.49%, respectively.

STRATEGY REVIEW

For the year, the fixed income portion of the Portfolio slightly underperformed the Bloomberg Barclays U.S. Aggregate Bond Index. The Portfolio’s conservative duration posture, especially its underweight in the longer-dated maturities, was meaningfully additive to performance in the fourth quarter as rates rose meaningfully, but it was a marginal detractor on the full year. A relative overweight in credit contributed led by a higher relative weighting in BBB securities. A relative underweight in mortgage securities was also additive; the sector underperformed credit holdings due to duration extension and lower relative yield levels. The Portfolio’s conservative duration positioning was achieved primarily through underweighting Treasury issues.

For the year, the equity portion of the Portfolio outperformed the Russell 1000® Index. Both sector allocation and stock selection contributed to the outperformance. For sector allocation, overweight positions in financials, consumer staples and industrials were additive to results. In terms of stock selection, there was positive contribution in technology, health care and consumer discretionary, partially offset by weaker results in the financial, industrial and energy sectors.

Within technology, analog semiconductor firm Linear Technology Corp. (no longer held at period end) was the most additive stock in the Portfolio, as it reached a deal to be acquired by rival Analog Devices, Inc., while semiconductor peer Texas Instruments, Inc. also favorably impacted performance. Within health care, diversified medical products firm Johnson & Johnson and pharmaceutical company Merck & Co., Inc. contributed to results. Madison Asset Management, LLC believes both companies have promising drug pipelines and strong balance sheets that are helping to drive earnings growth. Another outperforming stock was garbage disposal firm Waste Management, Inc. (no longer held at period end), which benefited from strong pricing and growing volumes as the U.S. economy continued to grow.

On the negative side, within financials, Travelers Cos., Inc. and Wells Fargo & Co. were underperformers. While Wells Fargo & Co.’s reputation was damaged by a cross-selling scandal where the firm opened accounts without notifying its clients, Madison Asset Management, LLC believes in the long-term franchise and expect the stock and the company’s reputation to recover over time. Another notable underperforming stock was General Electric Co. in industrials. At year-end, the Portfolio continued to hold all stocks mentioned except for Linear Technology Corp.—it was sold after its acquisition was announced—and Waste Management, Inc.

John Brown, CFA

Drew Justman, CFA

Paul Lefurgey, CFA

Chris Nisbet, CFA

Co-Portfolio Managers

Madison Asset Management, LLC

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Diversified Income VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Service Class	6.84%	5.49%	5.23%	05/01/2011
Bloomberg Barclays U.S. Aggregate Bond Index (A)	2.65%	2.23%	3.03%
Russell 1000® Index (B)	12.05%	14.69%	11.36%
Composite Benchmark (A) (B) (C)	6.49%	7.21%	6.49%

(A) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Composite Benchmark is composed of the following benchmarks: 60% Bloomberg Barclays U.S. Aggregate Bond Index and 40% Russell 1000® Index.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an under valued stock is actually appropriately priced.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Diversified Income VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C)
Service Class	$1,000.00	$1,009.60	$5.46	$1,019.70	$5.48	1.08%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	42.6%
Corporate Debt Securities	22.4
U.S. Government Obligations	16.9
U.S. Government Agency Obligations	9.1
Municipal Government Obligations	4.4
Repurchase Agreement	2.9
Asset-Backed Securities	1.1
Securities Lending Collateral	0.5
Mortgage-Backed Security	0.2
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 42.6%
Aerospace & Defense - 2.2%
Boeing Co.	7,362	$ 1,146,116
United Technologies Corp.	13,057	1,431,308

		2,577,424

Air Freight & Logistics - 1.1%
United Parcel Service, Inc., Class B	11,553	1,324,436

Banks - 4.1%
BB&T Corp.	18,375	863,993
PNC Financial Services Group, Inc.	12,100	1,415,216
US Bancorp	35,081	1,802,111
Wells Fargo & Co.	12,002	661,430

		4,742,750

Beverages - 0.8%
PepsiCo, Inc.	8,558	895,424

Biotechnology - 0.7%
Amgen, Inc.	5,893	861,616

Capital Markets - 1.9%
CME Group, Inc., Class A	11,800	1,361,130
Northern Trust Corp.	8,908	793,257

		2,154,387

Chemicals - 1.3%
Monsanto Co.	5,500	578,655
Praxair, Inc.	8,070	945,723

		1,524,378

Communications Equipment - 1.5%
Cisco Systems, Inc.	57,400	1,734,628

Diversified Telecommunication Services - 1.4%
Verizon Communications, Inc.	29,465	1,572,842

Electric Utilities - 1.4%
Duke Energy Corp.	8,840	686,161
NextEra Energy, Inc.	7,750	925,815

		1,611,976

Electrical Equipment - 0.5%
Emerson Electric Co.	10,500	585,375

Electronic Equipment, Instruments & Components - 1.0%
TE Connectivity, Ltd.	16,900	1,170,832

Energy Equipment & Services - 1.2%
Schlumberger, Ltd.	16,103	1,351,847

Food Products - 1.7%
J.M. Smucker, Co.	6,759	865,558
Nestle SA, ADR	14,760	1,058,882

		1,924,440

Health Care Equipment & Supplies - 0.8%
Medtronic PLC	13,121	934,609

Hotels, Restaurants & Leisure - 0.8%
McDonald’s Corp.	7,471	909,370

Household Products - 1.0%
Procter & Gamble Co.	13,900	1,168,712

Industrial Conglomerates - 2.2%
3M Co.	5,941	1,060,884
General Electric Co.	46,050	1,455,180

		2,516,064

	Shares	Value
COMMON STOCKS (continued)
Insurance - 1.6%
Chubb, Ltd.	6,000	$ 792,720
Travelers Cos., Inc.	9,200	1,126,264

		1,918,984

IT Services - 1.4%
Accenture PLC, Class A	8,625	1,010,246
Automatic Data Processing, Inc.	5,965	613,083

		1,623,329

Machinery - 0.9%
Caterpillar, Inc.	11,100	1,029,414

Media - 0.7%
Omnicom Group, Inc.	10,255	872,803

Oil, Gas & Consumable Fuels - 2.5%
Chevron Corp.	10,191	1,199,481
Exxon Mobil Corp.	19,218	1,734,616

		2,934,097

Pharmaceuticals - 4.1%
Johnson & Johnson	17,651	2,033,572
Merck & Co., Inc.	19,371	1,140,371
Pfizer, Inc.	49,388	1,604,122

		4,778,065

Road & Rail - 0.6%
Union Pacific Corp.	7,100	736,128

Semiconductors & Semiconductor Equipment - 1.7%
Texas Instruments, Inc.	17,760	1,295,947
Xilinx, Inc.	11,000	664,070

		1,960,017

Software - 1.5%
Microsoft Corp.	27,370	1,700,772

Specialty Retail - 1.4%
Home Depot, Inc.	8,280	1,110,182
Tiffany & Co. (A)	7,000	542,010

		1,652,192

Technology Hardware, Storage & Peripherals - 0.6%
Apple, Inc.	5,700	660,174

Total Common Stocks (Cost $41,047,581)		49,427,085

	Principal	Value
ASSET-BACKED SECURITIES - 1.1%
Ally Master Owner Trust Series 2014-4, Class A2, 1.43%, 06/17/2019	$ 225,000	225,133
Chase Issuance Trust Series 2007-A2, Class A2, 0.75% (B), 04/15/2019	200,000	200,000
Series 2007-C1, Class C1,
1.16% (B), 04/15/2019	300,000	299,975
CNH Equipment Trust Series 2014-A, Class A3, 0.84%, 05/15/2019	46,912	46,893
Ford Credit Auto Owner Trust Series 2014-A, Class A3, 0.79%, 05/15/2018	17,303	17,299

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Santander Drive Auto Receivables Trust
Series 2013-4, Class C,
3.25%, 01/15/2020	$ 197,754	$ 199,040
Series 2013-5, Class C,
2.25%, 06/17/2019	186,890	187,503
Series 2013-5, Class D,
2.73%, 10/15/2019	75,000	75,859
Volvo Financial Equipment LLC Series 2014-1A, Class A3, 0.82%, 04/16/2018 (C)	29,905	29,886

Total Asset-Backed Securities (Cost $1,285,207)		1,281,588

CORPORATE DEBT SECURITIES - 22.4%
Banks - 2.7%
Bank of Montreal 1.90%, 08/27/2021, MTN	250,000	242,256
Fifth Third Bancorp 2.30%, 03/01/2019	300,000	302,594
Huntington National Bank 2.20%, 04/01/2019	400,000	400,351
JPMorgan Chase & Co.
2.97%, 01/15/2023	250,000	249,163
3.13%, 01/23/2025	400,000	391,022
KeyCorp 5.10%, 03/24/2021, MTN	750,000	820,150
Regions Financial Corp. 3.20%, 02/08/2021	250,000	253,538
US Bancorp 1.95%, 11/15/2018, MTN	500,000	502,544

		3,161,618

Beverages - 0.6%
Anheuser-Busch InBev Finance, Inc. 4.90%, 02/01/2046	225,000	243,196
Coca-Cola Co. 2.45%, 11/01/2020	500,000	505,163

		748,359

Capital Markets - 0.8%
Goldman Sachs Group, Inc. 5.75%, 01/24/2022	500,000	562,107
Morgan Stanley
3.88%, 01/27/2026, MTN	100,000	101,011
4.30%, 01/27/2045	250,000	249,142

		912,260

Communications Equipment - 0.5%
Cisco Systems, Inc. 2.20%, 02/28/2021	325,000	324,300
Harris Corp. 5.05%, 04/27/2045	250,000	263,954

		588,254

Consumer Finance - 1.4%
Capital One Financial Corp. 2.45%, 04/24/2019	200,000	201,266
Ford Motor Credit Co. LLC 2.94%, 01/08/2019, MTN	250,000	252,853
General Motors Financial Co., Inc. 3.20%, 07/06/2021	300,000	297,497

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
Synchrony Financial
3.70%, 08/04/2026	$ 250,000	$ 240,318
3.75%, 08/15/2021	250,000	256,954
Visa, Inc. 3.15%, 12/14/2025	400,000	401,755

		1,650,643

Diversified Financial Services - 0.2%
Berkshire Hathaway, Inc. 3.13%, 03/15/2026	100,000	99,350
Brookfield Finance, Inc. 4.25%, 06/02/2026	125,000	123,813
Nasdaq, Inc. 3.85%, 06/30/2026	50,000	49,670

		272,833

Diversified Telecommunication Services - 1.3%
AT&T, Inc.
3.00%, 02/15/2022	400,000	396,096
4.75%, 05/15/2046	75,000	71,056
Verizon Communications, Inc.
4.40%, 11/01/2034	300,000	296,096
5.15%, 09/15/2023	675,000	746,376

		1,509,624

Electric Utilities - 0.2%
Duke Energy Corp. 3.75%, 09/01/2046	250,000	225,052

Electrical Equipment - 0.2%
Emerson Electric Co. 5.00%, 04/15/2019	175,000	187,168

Electronic Equipment, Instruments & Components - 0.1%
Fortive Corp. 2.35%, 06/15/2021 (C)	100,000	98,663

Energy Equipment & Services - 0.3%
Schlumberger Holdings Corp. 4.00%, 12/21/2025 (C)	300,000	314,397

Equity Real Estate Investment Trusts - 1.2%
Boston Properties, LP 2.75%, 10/01/2026	500,000	457,163
Simon Property Group, LP 3.38%, 03/15/2022	750,000	775,398
Welltower, Inc. 4.50%, 01/15/2024	200,000	211,316

		1,443,877

Food & Staples Retailing - 0.7%
CVS Health Corp. 5.13%, 07/20/2045	250,000	278,611
Wal-Mart Stores, Inc. 3.25%, 10/25/2020	400,000	416,883
Walgreens Boots Alliance, Inc. 4.50%, 11/18/2034	155,000	155,969

		851,463

Food Products - 0.4%
Bunge, Ltd. Finance Corp. 3.25%, 08/15/2026	250,000	240,069

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food Products (continued)
Kraft Heinz Foods Co. 4.38%, 06/01/2046	$ 200,000	$ 188,196

		428,265

Health Care Providers & Services - 0.4%
UnitedHealth Group, Inc. 2.88%, 03/15/2023	500,000	501,716

Hotels, Restaurants & Leisure - 0.4%
Marriott International, Inc. 3.13%, 06/15/2026	250,000	236,633
McDonald’s Corp. 4.88%, 12/09/2045, MTN	250,000	267,768

		504,401

Insurance - 0.5%
Aflac, Inc. 3.63%, 11/15/2024	300,000	308,760
Marsh & McLennan Cos., Inc. 2.55%, 10/15/2018, MTN	225,000	227,115

		535,875

Internet & Direct Marketing Retail - 0.6%
Amazon.com, Inc. 3.80%, 12/05/2024	400,000	420,332
Priceline Group, Inc. 3.60%, 06/01/2026	250,000	247,251

		667,583

Internet Software & Services - 0.4%
eBay, Inc. 1.35%, 07/15/2017	425,000	425,177

IT Services - 0.7%
Broadridge Financial Solutions, Inc. 3.40%, 06/27/2026	250,000	241,255
Fidelity National Information Services, Inc. 3.00%, 08/15/2026	175,000	164,313
Fiserv, Inc. 2.70%, 06/01/2020	250,000	251,207
Hewlett Packard Enterprise Co. 6.35%, 10/15/2045	175,000	176,768

		833,543

Machinery - 0.4%
Caterpillar, Inc. 3.90%, 05/27/2021	500,000	527,270

Media - 1.2%
Comcast Corp. 5.15%, 03/01/2020	475,000	518,498
Omnicom Group, Inc. 3.60%, 04/15/2026	300,000	296,901
Time Warner, Inc. 4.75%, 03/29/2021	500,000	535,650

		1,351,049

Multiline Retail - 0.4%
Target Corp. 2.90%, 01/15/2022	500,000	509,515

Oil, Gas & Consumable Fuels - 3.3%
BP Capital Markets PLC 3.12%, 05/04/2026	200,000	195,334

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
ConocoPhillips Co.
4.15%, 11/15/2034	$ 500,000	$ 488,721
5.75%, 02/01/2019	450,000	483,465
Energy Transfer Partners, LP 5.20%, 02/01/2022	400,000	428,294
Enterprise Products Operating LLC
3.75%, 02/15/2025	300,000	304,818
5.20%, 09/01/2020	300,000	327,557
Exxon Mobil Corp. 4.11%, 03/01/2046	225,000	230,462
Marathon Oil Corp.
2.70%, 06/01/2020	250,000	250,333
6.00%, 10/01/2017	375,000	386,203
Phillips 66 4.65%, 11/15/2034	400,000	416,367
Valero Energy Corp. 6.63%, 06/15/2037	250,000	292,591

		3,804,145

Pharmaceuticals - 0.3%
Actavis Funding SCS 4.75%, 03/15/2045	150,000	147,260
Shire Acquisitions Investments Ireland DAC 1.90%, 09/23/2019	200,000	197,465

		344,725

Road & Rail - 0.3%
Norfolk Southern Corp. 3.25%, 12/01/2021	400,000	410,805

Semiconductors & Semiconductor Equipment - 0.9%
Analog Devices, Inc. 5.30%, 12/15/2045	175,000	192,436
Intel Corp.
3.30%, 10/01/2021	425,000	441,646
4.90%, 07/29/2045	250,000	279,671
NVIDIA Corp. 2.20%, 09/16/2021	100,000	97,610

		1,011,363

Software - 1.1%
Autodesk, Inc. 4.38%, 06/15/2025	250,000	256,815
Microsoft Corp.
1.55%, 08/08/2021	250,000	242,478
3.00%, 10/01/2020	400,000	413,492
Oracle Corp. 4.00%, 07/15/2046	325,000	310,861

		1,223,646

Technology Hardware, Storage & Peripherals - 0.5%
Apple, Inc. 2.40%, 05/03/2023	450,000	438,173
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 8.35%, 07/15/2046 (C)	75,000	92,347

		530,520

Textiles, Apparel & Luxury Goods - 0.1%
Under Armour, Inc. 3.25%, 06/15/2026	100,000	94,443

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Trading Companies & Distributors - 0.3%
Air Lease Corp. 3.75%, 02/01/2022	$ 300,000	$ 309,014

Total Corporate Debt Securities (Cost $25,801,708)		25,977,266

MORTGAGE-BACKED SECURITY - 0.2%
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW17, Class A1A, 5.65% (B), 06/11/2050	197,612	201,242

Total Mortgage-Backed Security (Cost $211,445)		201,242

MUNICIPAL GOVERNMENT OBLIGATIONS - 4.4%
Arizona - 0.5%
County of Pima, Certificate of Participation Series B, 3.33%, 12/01/2025	570,000	544,356

California - 1.5%
Los Angeles Department of Water & Power, Revenue Bonds 6.17%, 07/01/2040	250,000	278,510
Metropolitan Water District of Southern California, Revenue Bonds Series D, 6.54%, 07/01/2039	500,000	552,535
Palomar Community College District, General Obligation Unlimited Series B1, 7.19%, 08/01/2045	425,000	490,739
Rancho Water District Financing Authority, Revenue Bonds Series A, 6.34%, 08/01/2040	350,000	394,114

		1,715,898

Florida - 0.5%
County of Pasco Water & Sewer Revenue, Revenue Bonds Series B, 6.76%, 10/01/2039	500,000	559,840

Iowa - 0.2%
State of Iowa, Revenue Bonds 6.75%, 06/01/2034	250,000	276,965

Massachusetts - 0.4%
University of Massachusetts Building Authority, Revenue Bonds 6.57%, 05/01/2039	500,000	541,510

New York - 0.8%
Metropolitan Transportation Authority, Revenue Bonds 6.55%, 11/15/2031	340,000	436,893
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds 6.27%, 08/01/2039	500,000	550,835

		987,728

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Oregon - 0.2%
Washington County School District No. 1, General Obligation Limited 4.36%, 06/30/2034	$ 200,000	$ 202,888

Texas - 0.3%
Northside Independent School District, General Obligation Unlimited Series B, 5.74%, 08/15/2035	325,000	351,315

Total Municipal Government Obligations (Cost $5,318,613)		5,180,500

U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.1%
Federal Home Loan Mortgage Corp.
1.10% (D), 06/14/2019, MTN	275,000	274,338
2.50%, 03/01/2031 - 09/01/2031	184,518	185,015
3.00%, 09/01/2042 - 04/01/2043	995,883	995,478
3.50%, 01/01/2029 - 08/01/2045	1,318,999	1,358,561
4.00%, 09/01/2040 - 05/01/2045	417,849	439,614
4.50%, 02/01/2025 - 09/01/2041	415,599	443,523
5.00%, 10/01/2039	213,069	233,026
5.50%, 01/01/2037	85,759	95,893
Federal National Mortgage Association
2.40% (B), 03/25/2023	280,817	277,972
3.00%, 05/01/2027 - 03/01/2043	1,924,649	1,951,827
3.50%, 08/01/2026 - 04/01/2045	1,553,805	1,605,512
4.00%, 02/01/2035 - 09/01/2045	1,807,153	1,908,909
4.50%, 03/01/2039 - 07/01/2041	177,759	192,135
5.00%, 07/01/2035	8,236	9,037
Federal National Mortgage Association REMIC 2.50%, 04/25/2040	239,879	241,028
FREMF Mortgage Trust
3.88% (B), 01/25/2047 (C)	100,000	102,752
4.77% (B), 04/25/2044 (C)	100,000	102,953
Government National Mortgage Association
3.50%, 12/15/2042	154,549	161,234
4.00%, 12/15/2039	17,554	18,644
4.50%, 08/15/2040	15,050	16,301

Total U.S. Government Agency Obligations (Cost $10,758,205)		10,613,752

U.S. GOVERNMENT OBLIGATIONS - 16.9%
U.S. Treasury - 16.9%
U.S. Treasury Bond
2.50%, 02/15/2045	500,000	445,371
2.75%, 08/15/2042 - 11/15/2042	1,300,000	1,227,957
4.38%, 05/15/2041	400,000	494,922
U.S. Treasury Note
1.38%, 06/30/2018 - 12/31/2018	4,800,000	4,817,730
1.63%, 08/15/2022	1,500,000	1,462,851
2.00%, 11/15/2021 - 08/15/2025	3,950,000	3,910,330
2.38%, 07/31/2017 - 06/30/2018	3,500,000	3,557,949
3.13%, 05/15/2019 - 05/15/2021	3,500,000	3,668,711

Total U.S. Government Obligations (Cost $19,546,333)		19,585,821

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (E)	547,470	$ 547,470

Total Securities Lending Collateral (Cost $547,470)		547,470

	Principal	Value
REPURCHASE AGREEMENT - 2.9%
State Street Bank & Trust Co. 0.03% (E), dated 12/30/2016, to be repurchased at $3,309,492 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.75%, due 02/28/2022, and with a value of $3,376,732.	$ 3,309,481	3,309,481

Total Repurchase Agreement (Cost $3,309,481)		3,309,481

Total Investments (Cost $107,826,043) (F)		116,124,205
Net Other Assets (Liabilities) - (0.1)%		(137,760)

Net Assets - 100.0%		$ 115,986,445

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1- Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$49,427,085	$—	$—	$49,427,085
Asset-Backed Securities	—	1,281,588	—	1,281,588
Corporate Debt Securities	—	25,977,266	—	25,977,266
Mortgage-Backed Security	—	201,242	—	201,242
Municipal Government Obligations	—	5,180,500	—	5,180,500
U.S. Government Agency Obligations	—	10,613,752	—	10,613,752
U.S. Government Obligations	—	19,585,821	—	19,585,821
Securities Lending Collateral	547,470	—	—	547,470
Repurchase Agreement	—	3,309,481	—	3,309,481

Total Investments	$49,974,555	$66,149,650	$—	$116,124,205

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $536,590. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Floating or variable rate securities. The rates disclosed are as of December 31, 2016.
(C)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the total value of 144A securities is $740,998, representing 0.6% of the Portfolio’s net assets.
(D)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of December 31, 2016; the maturity date disclosed is the ultimate maturity date.
(E)	Rates disclosed reflect the yields at December 31, 2016.
(F)	Aggregate cost for federal income tax purposes is $107,842,145. Aggregate gross unrealized appreciation and depreciation for all securities is $9,002,208 and $720,148, respectively. Net unrealized appreciation for tax purposes is $8,282,060.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(G)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Diversified Income VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Investments, at value (cost $104,516,562) (including securities loaned of $536,590)	$112,814,724
Repurchase agreement, at value (cost $3,309,481)	3,309,481
Cash	1,085
Receivables and other assets:
Interest	506,750
Dividends	108,178
Net income from securities lending	91

Total assets	116,740,309

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	76,997
Investment management fees	76,276
Distribution and service fees	24,447
Transfer agent costs	285
Trustees, CCO and deferred compensation fees	124
Audit and tax fees	17,892
Custody fees	3,479
Legal fees	1,401
Printing and shareholder reports fees	4,884
Other	609
Collateral for securities on loan	547,470

Total liabilities	753,864

Net assets	$115,986,445

Net assets consist of:
Capital stock ($0.01 par value)	$93,296
Additional paid-in capital	102,967,328
Undistributed (distributions in excess of) net investment income (loss)	1,919,865
Accumulated net realized gain (loss)	2,707,794
Net unrealized appreciation (depreciation) on:
Investments	8,298,162

Net assets	$115,986,445

Shares outstanding	9,329,640

Net asset value and offering price per share	$12.43

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income	$1,357,984
Interest income	1,678,601
Net income (loss) from securities lending	10,922
Withholding taxes on foreign income	(5,149)

Total investment income	3,042,358

Expenses:
Investment advisory fees	133,599
Investment management fees	746,540
Distribution and service fees	283,808
Administration fees	5,344
Transfer agent costs	1,714
Trustees, CCO and deferred compensation fees	3,010
Audit and tax fees	26,491
Custody fees	18,022
Legal fees	5,771
Printing and shareholder reports fees	6,388
Other	3,262

Total expenses before waiver and/or reimbursement and recapture	1,233,949

Reimbursement of custody fees (A)	(4,873)

Net expenses	1,229,076

Net investment income (loss)	1,813,282

Net realized gain (loss) on:
Investments	2,829,126

Net change in unrealized appreciation (depreciation) on:
Investments	2,884,244

Net realized and change in unrealized gain (loss)	5,713,370

Net increase (decrease) in net assets resulting from operations	$7,526,652

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Diversified Income VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$1,813,282	$1,435,795
Net realized gain (loss)	2,829,126	795,429
Net change in unrealized appreciation (depreciation)	2,884,244	(2,084,663)

Net increase (decrease) in net assets resulting from operations	7,526,652	146,561

Dividends and/or distributions to shareholders:
Net investment income	(1,498,483)	(1,109,464)
Net realized gains	(733,575)	(2,024,035)

Total dividends and/or distributions to shareholders	(2,232,058)	(3,133,499)

Capital share transactions:
Proceeds from shares sold	6,357,405	9,066,038
Dividends and/or distributions reinvested	2,232,058	3,133,499
Cost of shares redeemed	(7,630,896)	(5,040,425)

Net increase (decrease) in net assets resulting from capital share transactions	958,567	7,159,112

Net increase (decrease) in net assets	6,253,161	4,172,174

Net assets:
Beginning of year	109,733,284	105,561,110

End of year	$115,986,445	$109,733,284

Undistributed (distributions in excess of) net investment income (loss)	$1,919,865	$1,501,231

Capital share transactions - shares:
Shares issued	518,466	748,967
Shares reinvested	178,708	269,664
Shares redeemed	(622,030)	(418,892)

Net increase (decrease) in shares outstanding	75,144	599,739

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Diversified Income VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012
Net asset value, beginning of year	$11.86		$12.20	$11.74	$10.79		$10.22

Investment operations:
Net investment income (loss) (A)	0.20	(B)	0.16	0.13	0.11		0.09
Net realized and unrealized gain (loss)	0.61		(0.15)	0.55	0.88		0.49

Total investment operations	0.81		0.01	0.68	0.99		0.58

Dividends and/or distributions to shareholders:
Net investment income	(0.16)		(0.12)	(0.08)	(0.04)		(0.01)
Net realized gains	(0.08)		(0.23)	(0.14)	(0.00	)(C)	(0.00	)(C)

Total dividends and/or distributions to shareholders	(0.24)		(0.35)	(0.22)	(0.04)		(0.01)

Net asset value, end of year	$12.43		$11.86	$12.20	$11.74		$10.79

Total return (D)	6.84%		0.15%	5.81%	9.22%		5.66%

Ratio and supplemental data:
Net assets end of year (000’s)	$115,986		$109,733	$105,561	$86,054		$46,522
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.09%		1.09%	1.09%	1.11%		1.19%
Including waiver and/or reimbursement and recapture	1.08	%(B)	1.09%	1.09%	1.11%		1.26%
Net investment income (loss) to average net assets	1.60	%(B)	1.33%	1.12%	0.94%		0.83%
Portfolio turnover rate	29%		18%	19%	12%		21%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Madison Diversified Income VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2016 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data,

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations and variable rate notes: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2016, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$547,470	$—	$—	$—	$547,470
Total Borrowings	$547,470	$—	$—	$—	$547,470

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
0.78%	0.75%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
1.01%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

7. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	1	100.00%	100.00%

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 30,320,556	$ 2,216,416	$ 25,468,864	$ 7,004,210

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to paydown gain/loss. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 103,835	$ (103,835)

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2016, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 1,498,483	$ 733,575	$ —	$ 1,109,464	$ 2,024,035	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 2,163,427	$ 2,480,334	$ —	$ —	$ —	$ 8,282,060

10. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Madison Diversified Income VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Madison Diversified Income VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Madison Diversified Income VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Diversified Income VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $733,575 for the year ended December 31, 2016.

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Balanced ETF VP

(unaudited)

MARKET ENVIRONMENT

After a lackluster 2015 and its worst ever new-year start in 2016, the S&P 500® returned 11.96% in 2016 – its eighth consecutive year of positive returns, but with no fewer than three drawdowns of at least 5% along the way. Similarly, having finished 2015 in the red, mid- and small-cap stocks rebounded sharply, posting returns of 20.73% and 26.46% for the year, respectively, half of which were generated in the last six weeks of the year, after the U.S. presidential election.

Emerging market stocks hadn’t posted a positive calendar year return since 2012, but broke the trend in 2016, finishing 11.27% higher in spite of a post-election correction. With economic woes in Europe and Asia continuing to cast shadows of uncertainty, international developed markets struggled to find footing in 2016.

The yield on the 10-year Treasury finished higher for the second year in a row, albeit not before touching its all-time low of 1.37% in July, shortly after Great Britain’s vote to leave the European Union (“Brexit”). The increase in rates was apparently entirely attributable to an increase in inflation expectations, since real rates, as measured by Treasury Inflation-Protected Securities’ yields, actually finished the year lower.

Since the financial crisis market bottom on March 9, 2009 through the end of 2016, the S&P 500® has netted an annualized total return of 19%, more than double what it was during the 50 years prior to the financial crisis. This recent market cycle has been marked by unprecedented amounts of central bank accommodation, dispensed increasingly in response to financial market circumstances, rather than solely to the dollar’s integrity.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Managed Risk—Balanced ETF VP, Initial Class returned 3.94%. By comparison, its primary and secondary benchmarks, the Bloomberg Barclays U.S. Aggregate Bond Index and the Composite Benchmark, returned 2.65% and 6.59%, respectively.

STRATEGY REVIEW

The Portfolio aims to invest its assets in a mix of domestic and international exchange traded funds (“ETFs”) that track a highly diversified global portfolio, benchmarked to the following composite benchmark: 50% Bloomberg Barclays U.S. Aggregate Bond Index, 34% MSCI U.S. Broad Market Index, and 16% FTSE All World Index ex-U.S.

Additionally, the Portfolio employs a sophisticated risk management strategy that aims to control the level of volatility and defend against severe, sustained market drawdowns (such as the 2008 financial crisis) by dynamically adjusting the equity/bond/cash allocations. This strategy is expected to improve returns during sustained crises, but detract from returns during highly volatile recoveries.

During the year, the Portfolio underperformed its composite benchmark primarily due to reduced equity allocations during market recoveries but also to a minor extent to cash drag. The two main periods of market stress were the beginning-of-year market slump following economic weakness and capital outflows from China, and the turmoil surrounding the Brexit vote with resulting shocks to global equity and currency markets.

The Portfolio started the year at a 50% equity weighting, before the asset class traded lower during January, reaching a minimum of 33%. As markets recovered, equity was added back during March, bringing the equity allocation up to 47%, and then higher, at 52%, in early June. Brexit-related volatility shocks triggered a trade down to 40% equity in late June, and moved back to 52% in the second half of July. After the effects of Brexit dissipated, from August to the end of the year, the Portfolio performed similarly to its benchmark.

Adam Schenck, CFA

Portfolio Manager

Milliman Financial Risk Management LLC

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Balanced ETF VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	3.94%	5.44%	4.12%	05/01/2008
Bloomberg Barclays U.S. Aggregate Bond Index (A)	2.65%	2.23%	3.98%
Composite Benchmark (A) (B) (C) (D)	6.59%	7.12%	5.31%
Service Class	3.75%	5.18%	3.88%	05/01/2008

(A) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Composite Benchmark is composed of the following benchmarks: 50% Bloomberg Barclays U.S. Aggregate Bond Index, 34% MSCI U.S. Broad Market Index, and 16% FTSE All-World Index ex-U.S.

(C) The MSCI U.S. Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Balanced ETF VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,018.30	$1.57	$1,023.60	$1.58	0.31%
Service Class	1,000.00	1,017.10	2.84	1,022.30	2.85	0.56

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	45.8%
U.S. Equity Funds	38.1
International Equity Funds	15.5
Securities Lending Collateral	4.8
Repurchase Agreement	0.7
Net Other Assets (Liabilities)	(4.9)
Total	100.0%

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Balanced ETF VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.4%
International Equity Funds - 15.5%
Vanguard FTSE All-World ex-US ETF	2,208,461	$ 97,569,807
Vanguard FTSE Developed Markets ETF (A)	16,692,644	609,949,212
Vanguard FTSE Emerging Markets ETF (A)	3,921,442	140,309,195
Vanguard Total International Stock ETF	2,134,116	97,913,242

		945,741,456

U.S. Equity Funds - 38.1%
iShares Core S&P Total US Stock Market ETF	3,946,343	202,407,932
Schwab U.S. Broad Market ETF (A)	2,987,786	161,878,246
Vanguard Mid-Cap ETF (A)	1,237,480	162,889,492
Vanguard S&P 500 ETF (A)	3,615,396	742,276,953
Vanguard Small-Cap ETF (A)	626,256	80,761,974
Vanguard Total Stock Market ETF (A)	8,518,816	982,389,861

		2,332,604,458

U.S. Fixed Income Funds - 45.8%
iShares Core U.S. Aggregate Bond ETF	4,696,783	507,534,371
Vanguard Intermediate-Term Bond ETF (A)	756,357	62,830,576
Vanguard Long-Term Bond ETF (A)	546,819	48,737,977
Vanguard Mortgage-Backed Securities ETF (A)	1,802,933	94,275,367
Vanguard Short-Term Bond ETF (A)	1,516,060	120,450,967
Vanguard Total Bond Market ETF	24,427,733	1,973,516,549

		2,807,345,807

Total Exchange-Traded Funds (Cost $5,986,151,803)		6,085,691,721

	Shares	Value
SECURITIES LENDING COLLATERAL - 4.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (B)	295,217,736	$ 295,217,736

Total Securities Lending Collateral (Cost $295,217,736)		295,217,736

	Principal	Value
REPURCHASE AGREEMENT - 0.7%
State Street Bank & Trust Co. 0.03% (B), dated 12/30/2016, to be repurchased at $43,776,216 on 01/03/2017. Collateralized by U.S. Government Obligations and a U.S. Government Agency Obligation, 1.63% - 1.95%, due 07/19/2022 - 08/31/2022, and with a total value of $44,656,418.	$ 43,776,070	43,776,070

Total Repurchase Agreement (Cost $43,776,070)		43,776,070

Total Investments (Cost $6,325,145,609) (C)		6,424,685,527
Net Other Assets (Liabilities) - (4.9)%		(300,332,396)

Net Assets - 100.0%		$ 6,124,353,131

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$6,085,691,721	$—	$—	$6,085,691,721
Securities Lending Collateral	295,217,736	—	—	295,217,736
Repurchase Agreement	—	43,776,070	—	43,776,070

Total Investments	$6,380,909,457	$43,776,070	$—	$6,424,685,527

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $288,665,775. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2016.
(C)	Aggregate cost for federal income tax purposes is $6,366,051,399. Aggregate gross unrealized appreciation and depreciation for all securities is $140,607,571 and $81,973,443, respectively. Net unrealized appreciation for tax purposes is $58,634,128.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Balanced ETF VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Unaffiliated investments, at value (cost $6,281,369,539) (including securities loaned of $288,665,775)	$6,380,909,457
Repurchase agreement, at value (cost $43,776,070)	43,776,070
Receivables and other assets:
Shares of beneficial interest sold	119,862
Investments sold	3,649,750
Interest	73
Net income from securities lending	54,253

Total assets	6,428,509,465

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	264,753
Investments purchased	5,467,199
Investment management fees	1,562,776
Distribution and service fees	1,297,535
Transfer agent costs	15,186
Trustees, CCO and deferred compensation fees	6,248
Audit and tax fees	61,241
Custody fees	15,983
Legal fees	74,761
Printing and shareholder reports fees	140,578
Other	32,338
Collateral for securities on loan	295,217,736

Total liabilities	304,156,334

Net assets	$6,124,353,131

Net assets consist of:
Capital stock ($0.01 par value)	$5,513,123
Additional paid-in capital	6,209,965,403
Undistributed (distributions in excess of) net investment income (loss)	106,536,303
Accumulated net realized gain (loss)	(297,201,616)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	99,539,918

Net assets	$6,124,353,131

Net assets by class:
Initial Class	$2,571,521
Service Class	6,121,781,610

Shares outstanding:
Initial Class	228,604
Service Class	551,083,742

Net asset value and offering price per share:
Initial Class	$11.25
Service Class	11.11

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income from unaffiliated investments	$139,028,177
Interest income from unaffiliated investments	24,469
Net income (loss) from securities lending	1,746,395

Total investment income	140,799,041

Expenses:
Investment advisory fees	2,555,257
Investment management fees	15,351,040
Distribution and service fees:
Service Class	15,101,506
Administration fees	282,825
Transfer agent costs	91,278
Trustees, CCO and deferred compensation fees	158,387
Audit and tax fees	122,146
Custody fees	70,963
Legal fees	312,317
Printing and shareholder reports fees	146,394
Other	173,642

Total expenses before waiver and/or reimbursement and recapture	34,365,755

Reimbursement of custody fees (A)	(182,232)

Net expenses	34,183,523

Net investment income (loss)	106,615,518

Net realized gain (loss) on:
Unaffiliated investments	(238,283,889)
Distributions received from unaffiliated investments	536,471

Net realized gain (loss)	(237,747,418)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	353,280,586

Net realized and change in unrealized gain (loss)	115,533,168

Net increase (decrease) in net assets resulting from operations	$222,148,686

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Balanced ETF VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$106,615,518	$99,972,131
Net realized gain (loss)	(237,747,418)	41,255,356
Net change in unrealized appreciation (depreciation)	353,280,586	(255,951,249)

Net increase (decrease) in net assets resulting from operations	222,148,686	(114,723,762)

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(45,881)	(31,975)
Service Class	(99,905,033)	(72,824,434)

Total dividends and/or distributions from net investment income	(99,950,914)	(72,856,409)

Net realized gains:
Initial Class	(19,726)	(89,187)
Service Class	(49,025,450)	(229,295,202)

Total dividends and/or distributions from net realized gains	(49,045,176)	(229,384,389)

Total dividends and/or distributions to shareholders	(148,996,090)	(302,240,798)

Capital share transactions:
Proceeds from shares sold:
Initial Class	560,592	1,504,658
Service Class	151,346,349	1,192,331,036

	151,906,941	1,193,835,694

Dividends and/or distributions reinvested:
Initial Class	65,607	121,162
Service Class	148,930,483	302,119,636

	148,996,090	302,240,798

Cost of shares redeemed:
Initial Class	(397,566)	(1,615,955)
Service Class	(191,937,610)	(15,875,710)

	(192,335,176)	(17,491,665)

Net increase (decrease) in net assets resulting from capital share transactions	108,567,855	1,478,584,827

Net increase (decrease) in net assets	181,720,451	1,061,620,267

Net assets:
Beginning of year	5,942,632,680	4,881,012,413

End of year	$6,124,353,131	$5,942,632,680

Undistributed (distributions in excess of) net investment income (loss)	$106,536,303	$99,944,371

Capital share transactions - shares:
Shares issued:
Initial Class	50,494	126,763
Service Class	13,848,613	101,364,624

	13,899,107	101,491,387

Shares reinvested:
Initial Class	5,806	10,975
Service Class	13,333,078	27,666,633

	13,338,884	27,677,608

Shares redeemed:
Initial Class	(35,789)	(135,103)
Service Class	(17,376,312)	(1,393,644)

	(17,412,101)	(1,528,747)

Net increase (decrease) in shares outstanding:
Initial Class	20,511	2,635
Service Class	9,805,379	127,637,613

	9,825,890	127,640,248

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Balanced ETF VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$11.11		$11.92	$11.82	$10.85	$10.37

Investment operations:
Net investment income (loss) (A) (B)	0.23	(C)	0.23	0.24	0.20	0.26
Net realized and unrealized gain (loss)	0.21		(0.41)	0.32	1.06	0.63

Total investment operations	0.44		(0.18)	0.56	1.26	0.89

Dividends and/or distributions to shareholders:
Net investment income	(0.21)		(0.17)	(0.12)	(0.14)	(0.15)
Net realized gains	(0.09)		(0.46)	(0.34)	(0.15)	(0.26)

Total dividends and/or distributions to shareholders	(0.30)		(0.63)	(0.46)	(0.29)	(0.41)

Net asset value, end of year	$11.25		$11.11	$11.92	$11.82	$10.85

Total return (D)	3.94%		(1.50)%	4.81%	11.76%	8.67%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,571		$2,311	$2,449	$2,818	$3,894
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.32%		0.33%	0.33%	0.34%	0.34%
Including waiver and/or reimbursement and recapture	0.32	%(C)	0.33%	0.33%	0.34%	0.34%
Net investment income (loss) to average net assets (B)	2.04	%(C)	1.95%	2.00%	1.73%	2.45%
Portfolio turnover rate (F)	65%		74%	164%	88%	56%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$10.97		$11.79	$11.71	$10.77	$10.31

Investment operations:
Net investment income (loss) (A) (B)	0.19	(C)	0.20	0.23	0.20	0.23
Net realized and unrealized gain (loss)	0.22		(0.41)	0.30	1.01	0.62

Total investment operations	0.41		(0.21)	0.53	1.21	0.85

Dividends and/or distributions to shareholders:
Net investment income	(0.18)		(0.15)	(0.11)	(0.12)	(0.13)
Net realized gains	(0.09)		(0.46)	(0.34)	(0.15)	(0.26)

Total dividends and/or distributions to shareholders	(0.27)		(0.61)	(0.45)	(0.27)	(0.39)

Net asset value, end of year	$11.11		$10.97	$11.79	$11.71	$10.77

Total return (D)	3.75%		(1.77)%	4.55%	11.43%	8.40%

Ratio and supplemental data:
Net assets end of year (000’s)	$6,121,782		$5,940,322	$4,878,563	$2,882,837	$1,387,892
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.57%		0.58%	0.58%	0.59%	0.59%
Including waiver and/or reimbursement and recapture	0.57	%(C)	0.58%	0.58%	0.59%	0.59%
Net investment income (loss) to average net assets (B)	1.76	%(C)	1.77%	1.94%	1.75%	2.23%
Portfolio turnover rate (F)	65%		74%	164%	88%	56%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Managed Risk - Balanced ETF VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2016 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$295,217,736	$—	$—	$—	$295,217,736
Total Borrowings	$295,217,736	$—	$—	$—	$295,217,736

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
First $50 million	0.34%	0.31%
Over $50 million up to $250 million	0.32%	0.29%
Over $250 million	0.30%	0.27%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.37%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST, or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the year ended December 31, 2016, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ 2,914,859	$ 21,023	$ (1,838)

6. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	97.58%	97.58%
Service Class	1	92.66%	92.66%

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 4,030,693,070	$ 3,905,385,292

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and organizational expenses. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ 1	$ (72,672)	$ 72,671

As of December 31, 2016, the Portfolio had capital loss carryforwards available to offset future realized gains listed below:

Unlimited
Short-Term	Long-Term
$ 85,700,031	$ 170,595,795

During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 147,015,305	$ 1,980,785	$ —	$ 264,051,451	$ 38,189,347	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 106,538,388	$ —	$ (256,295,826)	$ —	$ (2,085)	$ 58,634,128

9. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

9. NEW ACCOUNTING PRONOUNCEMENTS (continued)

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Managed Risk – Balanced ETF VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Managed Risk – Balanced ETF VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Managed Risk – Balanced ETF VP (one of the Portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Balanced ETF VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $1,980,785 for the year ended December 31, 2016.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 19,938,528	$ 1,359,523

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Conservative ETF VP

(unaudited)

MARKET ENVIRONMENT

After a lackluster 2015 and its worst ever new-year start in 2016, the S&P 500® returned 11.96% in 2016 – its eighth consecutive year of positive returns, but with no fewer than three drawdowns of at least 5% along the way. Similarly, having finished 2015 in the red, mid- and small-cap stocks rebounded sharply, posting returns of 20.73% and 26.46% for the year, respectively, half of which were generated in the last six weeks of the year, after the U.S. presidential election.

Emerging market stocks hadn’t posted a positive calendar year return since 2012, but broke the trend in 2016, finishing 11.27% higher in spite of a post-election correction. With economic woes in Europe and Asia continuing to cast shadows of uncertainty, international developed markets struggled to find footing in 2016.

The yield on the 10-year Treasury finished higher for the second year in a row, albeit not before touching its all-time low of 1.37% in July, shortly after Great Britain’s vote to leave the European Union (“Brexit”). The increase in rates was apparently entirely attributable to an increase in inflation expectations, since real rates, as measured by Treasury Inflation-Protected Securities’ yields, actually finished the year lower.

Since the financial crisis market bottom on March 9, 2009 through the end of 2016, the S&P 500® has netted an annualized total return of 19%, more than double what it was during the 50 years prior to the financial crisis. This recent market cycle has been marked by unprecedented amounts of central bank accommodation, dispensed increasingly in response to financial market circumstances, rather than solely to the dollar’s integrity.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Managed Risk – Conservative ETF VP, Initial Class returned 4.36%. By comparison, its primary and secondary benchmarks, the Bloomberg Barclays U.S. Aggregate Bond Index and the Composite Benchmark, returned 2.65% and 5.52%, respectively.

STRATEGY REVIEW

The Portfolio aims to invest its assets in a mix of domestic and international exchange traded funds (“ETFs”) that track a highly diversified global portfolio, benchmarked to the following composite benchmark: 65% Bloomberg Barclays U.S. Aggregate Bond Index, 25% MSCI U.S. Broad Market Index, and 10% FTSE All World Index ex-U.S.

Additionally, the Portfolio employs a sophisticated risk management strategy that aims to control the level of volatility by dynamically adjusting the equity/bond/cash allocations. This strategy is expected to improve returns during sustained crises, but detract from returns during highly volatile recoveries.

During the year, the Portfolio underperformed its composite benchmark primarily due to an underweight equity allocation but also to a minor extent cash drag. The two main periods of market stress were the beginning-of-year market slump following economic weakness and capital outflows from China, and the turmoil surrounding the Brexit vote, with resulting shocks to global equity and currency markets.

The strategy is designed to trade infrequently to avoid incurring trading costs if risk measures are within tolerance. Given that the Portfolio started the year at a 29% equity weighting, a slightly hedged position, no major trades were triggered by the volatility spikes.

Adam Schenck, CFA

Portfolio Manager

Milliman Financial Risk Management LLC

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Conservative ETF VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	4.36%	4.74%	5.17%	11/19/2009
Bloomberg Barclays U.S. Aggregate Bond Index (A)	2.65%	2.23%	3.44%
Composite Benchmark (A) (B) (C) (D)	5.52%	5.77%	6.03%
Service Class	4.08%	4.50%	4.92%	11/19/2009

(A) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Composite Benchmark is composed of the following benchmarks: 65% Bloomberg Barclays U.S. Aggregate Bond Index, 25% MSCI U.S. Broad Market Index, and 10% FTSE All-World Index ex-U.S.

(C) The MSCI U.S. Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Conservative ETF VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$999.70	$1.51	$1,023.60	$1.53	0.30%
Service Class	1,000.00	998.30	2.81	1,022.30	2.85	0.56

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	69.1%
U.S. Equity Funds	22.8
Securities Lending Collateral	15.1
International Equity Funds	7.5
Repurchase Agreement	0.7
Net Other Assets (Liabilities)	(15.2)
Total	100.0%

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Conservative ETF VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.4%
International Equity Funds - 7.5%
Vanguard FTSE All-World ex-US ETF (A)	34,326	$ 1,516,523
Vanguard FTSE Developed Markets ETF (A)	1,393,809	50,929,781
Vanguard FTSE Emerging Markets ETF (A)	322,417	11,536,080
Vanguard Total International Stock ETF	28,582	1,311,342

		65,293,726

U.S. Equity Funds - 22.8%
iShares Core S&P Total US Stock Market ETF	99,217	5,088,840
Schwab U.S. Broad Market ETF (A)	209,504	11,350,927
Vanguard Mid-Cap ETF (A)	72,724	9,572,660
Vanguard S&P 500 ETF (A)	295,525	60,674,238
Vanguard Small-Cap ETF (A)	34,218	4,412,753
Vanguard Total Stock Market ETF (A)	930,634	107,320,713

		198,420,131

U.S. Fixed Income Funds - 69.1%
iShares Core U.S. Aggregate Bond ETF	988,488	106,816,013
Schwab U.S. Aggregate Bond ETF (A)	1,016,426	52,345,939
Vanguard Intermediate-Term Bond ETF (A)	290,480	24,130,173
Vanguard Long-Term Bond ETF	210,005	18,717,746
Vanguard Mortgage-Backed Securities ETF (A)	692,414	36,206,328
Vanguard Short-Term Bond ETF	582,240	46,258,968
Vanguard Total Bond Market ETF	3,918,914	316,609,062

		601,084,229

Total Exchange-Traded Funds (Cost $862,459,969)		864,798,086

	Shares	Value
SECURITIES LENDING COLLATERAL - 15.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (B)	131,776,877	$ 131,776,877

Total Securities Lending Collateral (Cost $131,776,877)		131,776,877

	Principal	Value
REPURCHASE AGREEMENT - 0.7%
State Street Bank & Trust Co. 0.03% (B), dated 12/30/2016, to be repurchased at $5,932,714 on 01/03/2017. Collateralized by U.S. Government Obligations, 2.00% - 2.13%, due 09/30/2021 - 02/15/2022, and with a total value of $6,056,160.	$ 5,932,694	5,932,694

Total Repurchase Agreement (Cost $5,932,694)		5,932,694

Total Investments (Cost $1,000,169,540) (C)		1,002,507,657
Net Other Assets (Liabilities) - (15.2)%		(132,127,602)

Net Assets - 100.0%		$ 870,380,055

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$864,798,086	$—	$—	$864,798,086
Securities Lending Collateral	131,776,877	—	—	131,776,877
Repurchase Agreement	—	5,932,694	—	5,932,694

Total Investments	$996,574,963	$5,932,694	$—	$1,002,507,657

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $128,815,701. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2016.
(C)	Aggregate cost for federal income tax purposes is $1,003,965,805. Aggregate gross unrealized appreciation and depreciation for all securities is $13,029,677 and $14,487,825, respectively. Net unrealized depreciation for tax purposes is $1,458,148
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Conservative ETF VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Unaffiliated investments, at value (cost $994,236,846) (including securities loaned of $128,815,701)	$996,574,963
Repurchase agreement, at value (cost $5,932,694)	5,932,694
Receivables and other assets:
Investments sold	948,296
Interest	10
Dividends	100,508
Net income from securities lending	9,474

Total assets	1,003,565,945

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	410,150
Investments purchased	517,334
Investment management fees	228,404
Distribution and service fees	186,099
Transfer agent costs	2,226
Trustees, CCO and deferred compensation fees	934
Audit and tax fees	18,094
Custody fees	3,432
Legal fees	10,714
Printing and shareholder reports fees	26,923
Other	4,703
Collateral for securities on loan	131,776,877

Total liabilities	133,185,890

Net assets	$870,380,055

Net assets consist of:
Capital stock ($0.01 par value)	$744,277
Additional paid-in capital	866,628,948
Undistributed (distributions in excess of) net investment income (loss)	15,703,303
Accumulated net realized gain (loss)	(15,034,590)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	2,338,117

Net assets	$870,380,055

Net assets by class:
Initial Class	$12,451
Service Class	870,367,604

Shares outstanding:
Initial Class	1,055
Service Class	74,426,645

Net asset value and offering price per share:
Initial Class	$11.80
Service Class	11.69

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income from unaffiliated investments	$20,386,954
Interest income from unaffiliated investments	2,208
Net income (loss) from securities lending	308,712

Total investment income	20,697,874

Expenses:
Investment advisory fees	370,155
Investment management fees	2,270,797
Distribution and service fees:
Service Class	2,184,125
Administration fees	40,035
Transfer agent costs	13,139
Trustees, CCO and deferred compensation fees	23,338
Audit and tax fees	28,489
Custody fees	16,084
Legal fees	44,528
Printing and shareholder reports fees	7,347
Other	24,928

Total expenses before waiver and/or reimbursement and recapture	5,022,965

Reimbursement of custody fees (A)	(35,845)

Net expenses	4,987,120

Net investment income (loss)	15,710,754

Net realized gain (loss) on:
Unaffiliated investments	(7,017,103)
Distributions received from unaffiliated investments	146,816

Net realized gain (loss)	(6,870,287)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	25,532,409

Net realized and change in unrealized gain (loss)	18,662,122

Net increase (decrease) in net assets resulting from operations	$34,372,876

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Conservative ETF VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$15,710,754	$14,122,803
Net realized gain (loss)	(6,870,287)	7,200,994
Net change in unrealized appreciation (depreciation)	25,532,409	(27,064,567)

Net increase (decrease) in net assets resulting from operations	34,372,876	(5,740,770)

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(222)	(200)
Service Class	(14,120,138)	(12,298,332)

Total dividends and/or distributions from net investment income	(14,120,360)	(12,298,532)

Net realized gains:
Initial Class	(109)	(516)
Service Class	(7,902,783)	(35,956,141)

Total dividends and/or distributions from net realized gains	(7,902,892)	(35,956,657)

Total dividends and/or distributions to shareholders	(22,023,252)	(48,255,189)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,085	940
Service Class	80,889,077	117,069,661

	80,890,162	117,070,601

Dividends and/or distributions reinvested:
Initial Class	331	716
Service Class	22,022,921	48,254,473

	22,023,252	48,255,189

Cost of shares redeemed:
Initial Class	(1,091)	(910)
Service Class	(68,670,898)	(43,192,440)

	(68,671,989)	(43,193,350)

Net increase (decrease) in net assets resulting from capital share transactions	34,241,425	122,132,440

Net increase (decrease) in net assets	46,591,049	68,136,481

Net assets:
Beginning of year	823,789,006	755,652,525

End of year	$870,380,055	$823,789,006

Undistributed (distributions in excess of) net investment income (loss)	$15,703,303	$14,116,460

Capital share transactions - shares:
Shares issued:
Initial Class	91	77
Service Class	6,885,931	9,599,363

	6,886,022	9,599,440

Shares reinvested:
Initial Class	28	62
Service Class	1,852,222	4,196,041

	1,852,250	4,196,103

Shares redeemed:
Initial Class	(92)	(74)
Service Class	(5,860,950)	(3,604,576)

	(5,861,042)	(3,604,650)

Net increase (decrease) in shares outstanding:
Initial Class	27	65
Service Class	2,877,203	10,190,828

	2,877,230	10,190,893

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Conservative ETF VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$11.61		$12.41	$12.30	$11.76	$11.24

Investment operations:
Net investment income (loss) (A) (B)	0.24	(C)	0.24	0.26	0.23	0.21
Net realized and unrealized gain (loss)	0.28		(0.29)	0.41	0.65	0.55

Total investment operations	0.52		(0.05)	0.67	0.88	0.76

Dividends and/or distributions to shareholders:
Net investment income	(0.22)		(0.21)	(0.18)	(0.17)	(0.13)
Net realized gains	(0.11)		(0.54)	(0.38)	(0.17)	(0.11)

Total dividends and/or distributions to shareholders	(0.33)		(0.75)	(0.56)	(0.34)	(0.24)

Net asset value, end of year	$11.80		$11.61	$12.41	$12.30	$11.76

Total return (D)	4.36%		(0.40)%	5.48%	7.67%	6.78%

Ratio and supplemental data:
Net assets end of year (000’s)	$12		$12	$12	$11	$11
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.32%		0.34%	0.35%	0.35%	0.36%
Including waiver and/or reimbursement and recapture	0.32	%(C)	0.34%	0.35%	0.35%	0.37%
Net investment income (loss) to average net assets (B)	2.06	%(C)	1.98%	2.08%	1.88%	1.83%
Portfolio turnover rate (F)	21%		38%	96%	86%	47%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$11.51		$12.32	$12.22	$11.69	$11.18

Investment operations:
Net investment income (loss) (A) (B)	0.21	(C)	0.21	0.23	0.20	0.25
Net realized and unrealized gain (loss)	0.27		(0.30)	0.41	0.65	0.49

Total investment operations	0.48		(0.09)	0.64	0.85	0.74

Dividends and/or distributions to shareholders:
Net investment income	(0.19)		(0.18)	(0.16)	(0.15)	(0.12)
Net realized gains	(0.11)		(0.54)	(0.38)	(0.17)	(0.11)

Total dividends and/or distributions to shareholders	(0.30)		(0.72)	(0.54)	(0.32)	(0.23)

Net asset value, end of year	$11.69		$11.51	$12.32	$12.22	$11.69

Total return (D)	4.08%		(0.69)%	5.24%	7.47%	6.62%

Ratio and supplemental data:
Net assets end of year (000’s)	$870,368		$823,777	$755,641	$573,898	$406,592
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.57%		0.59%	0.59%	0.60%	0.61%
Including waiver and/or reimbursement and recapture	0.57	%(C)	0.59%	0.59%	0.60%	0.62%
Net investment income (loss) to average net assets (B)	1.80	%(C)	1.74%	1.89%	1.66%	2.14%
Portfolio turnover rate (F)	21%		38%	96%	86%	47%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Managed Risk - Conservative ETF VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2016 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$131,776,877	$—	$—	$—	$131,776,877
Total Borrowings	$131,776,877	$—	$—	$—	$131,776,877

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
First $50 million	0.34%	0.31%
Over $50 million up to $250 million	0.32%	0.29%
Over $250 million	0.30%	0.27%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.37%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST, or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the year ended December 31, 2016, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ 1,175,668	$ 328,312	$ (1,034)

6. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	99.02%	99.02%
Service Class	2	99.47%	99.47%

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 225,303,082	$ 181,580,306

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ (3,551)	$ 3,551

As of December 31, 2016, the Portfolio had capital loss carryforwards available to offset future realized gains listed below:

Unlimited
Short-Term	Long-Term
$ 2,602,635	$ 8,635,690

During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 19,693,589	$ 2,329,663	$ —	$ 24,097,643	$ 24,157,546	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 15,703,303	$ —	$ (11,238,325)	$ —	$ —	$ (1,458,148)

9. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

9. NEW ACCOUNTING PRONOUNCEMENTS (continued)

technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Managed Risk – Conservative ETF VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Managed Risk – Conservative ETF VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Managed Risk – Conservative ETF VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Conservative ETF VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $2,329,663 for the year ended December 31, 2016.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 1,873,502	$ 301,947

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Growth ETF VP

(unaudited)

MARKET ENVIRONMENT

After a lackluster 2015 and its worst ever new-year start in 2016, the S&P 500® returned 11.96% in 2016 – its eighth consecutive year of positive returns, but with no fewer than three drawdowns of at least 5% along the way. Similarly, having finished 2015 in the red, mid- and small-cap stocks rebounded sharply, posting returns of 20.73% and 26.46% for the year, respectively, half of which were generated in the last six weeks of the year, after the U.S. presidential election.

Emerging market stocks hadn’t posted a positive calendar year return since 2012, but broke the trend in 2016, finishing 11.27% higher in spite of a post-election correction. With economic woes in Europe and Asia continuing to cast shadows of uncertainty, international developed markets struggled to find footing in 2016.

The yield on the 10-year Treasury finished higher for the second year in a row, albeit not before touching its all-time low of 1.37% in July, shortly after Great Britain’s vote to leave the European Union (“Brexit”). The increase in rates was apparently entirely attributable to an increase in inflation expectations, since real rates, as measured by Treasury Inflation-Protected Securities’ yields, actually finished the year lower.

Since the financial crisis market bottom on March 9, 2009 through the end of 2016, the S&P 500® has netted an annualized total return of 19%, more than double what it was during the 50 years prior to the financial crisis. This recent market cycle has been marked by unprecedented amounts of central bank accommodation, dispensed increasingly in response to financial market circumstances, rather than solely to the dollar’s integrity.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Managed Risk – Growth ETF VP, Initial Class returned 4.97%. By comparison, its primary and secondary benchmarks, the MSCI U.S Broad Market Index and the Composite Benchmark, returned 12.67% and 8.54%, respectively.

STRATEGY REVIEW

The Portfolio aims to invest its assets in a mix of domestic and international exchange traded funds (“ETFs”) that track a highly diversified global portfolio, benchmarked to the following composite benchmark: 52% MSCI U.S. Broad Market Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index, and 23% FTSE All World Index ex-U.S.

Additionally, the Portfolio employs a sophisticated risk management strategy that aims to control the level of volatility and defend against severe, sustained market drawdowns (such as the 2008 financial crisis) by dynamically adjusting the equity/bond/cash allocations. This strategy is expected to improve returns during sustained crises, but detract from returns during highly volatile recoveries.

In the year, the Portfolio underperformed its benchmarks primarily due to reduced equity allocations during market recoveries, but also to a minor extent to cash drag. The two main periods of market stress were the beginning-of-year market slump following economic weakness and capital outflows from China, and the turmoil surrounding the Brexit vote with resulting shocks to global equity and currency markets.

The Portfolio started the year at a 71% equity weighting before the asset class traded lower during January, reaching a minimum of 44%. As markets recovered, equity was added back during March, bringing the allocation up to 70%, and then higher, at 79%, in late May. Brexit-related volatility shocks triggered a trade down to 58% equity in late June and the Portfolio moved back to 73% in the second half of July. After the effects of Brexit dissipated, from August to the end of the year, the Portfolio performed similarly to its benchmark and slightly outperformed during the last quarter.

Adam Schenck, CFA

Portfolio Manager

Milliman Financial Risk Management LLC

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Growth ETF VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	4.97%	7.11%	4.21%	05/01/2008
MSCI U.S. Broad Market Index (A)	12.67%	14.71%	8.37%
Composite Benchmark (A) (B) (C) (D)	8.54%	9.60%	5.77%
Service Class	4.67%	6.83%	3.92%	05/01/2008

(A) The MSCI U.S. Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies.

(B) The Composite Benchmark is composed of the following benchmarks: 52% MSCI U.S. Broad Market Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index, and 23% FTSE All-World Index ex-U.S.

(C) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Growth ETF VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,043.00	$1.59	$1,023.60	$1.58	0.31%
Service Class	1,000.00	1,041.10	2.87	1,022.30	2.85	0.56

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	57.2%
International Equity Funds	22.3
U.S. Fixed Income Funds	19.9
Securities Lending Collateral	8.4
Repurchase Agreement	0.6
Net Other Assets (Liabilities)	(8.4)
Total	100.0%

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Growth ETF VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.4%
International Equity Funds - 22.3%
Vanguard FTSE All-World ex-US ETF (A)	3,798,640	$ 167,823,915
Vanguard FTSE Developed Markets ETF (A)	8,023,547	293,180,407
Vanguard FTSE Emerging Markets ETF (A)	1,602,650	57,342,817
Vanguard Total International Stock ETF	3,650,846	167,500,815

		685,847,954

U.S. Equity Funds - 57.2%
iShares Core S&P Total US Stock Market ETF (A)	3,284,274	168,450,414
Schwab U.S. Broad Market ETF (A)	3,087,142	167,261,354
Vanguard Mid-Cap ETF	947,553	124,726,401
Vanguard S&P 500 ETF (A)	2,275,594	467,202,204
Vanguard Small-Cap ETF (A)	489,166	63,082,847
Vanguard Total Stock Market ETF (A)	6,643,950	766,180,314

		1,756,903,534

U.S. Fixed Income Funds - 19.9%
iShares Core U.S. Aggregate Bond ETF	2,517,819	272,075,521
Vanguard Intermediate-Term Bond ETF (A)	198,248	16,468,461
Vanguard Long-Term Bond ETF (A)	143,326	12,774,646
Vanguard Mortgage-Backed Securities ETF (A)	472,564	24,710,372
Vanguard Short-Term Bond ETF	397,372	31,571,206
Vanguard Total Bond Market ETF	3,113,624	251,549,683

		609,149,889

Total Exchange-Traded Funds (Cost $2,925,365,785)		3,051,901,377

	Shares	Value
SECURITIES LENDING COLLATERAL - 8.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (B)	257,642,718	$ 257,642,718

Total Securities Lending Collateral (Cost $257,642,718)		257,642,718

	Principal	Value
REPURCHASE AGREEMENT - 0.6%
State Street Bank & Trust Co. 0.03% (B), dated 12/30/2016, to be repurchased at $19,698,362 on 01/03/2017. Collateralized by a U.S. Government Agency Obligation, 1.95%, due 07/19/2022, and with a value of $20,094,850.	$ 19,698,296	19,698,296

Total Repurchase Agreement (Cost $19,698,296)		19,698,296

Total Investments (Cost $3,202,706,799) (C)		3,329,242,391
Net Other Assets (Liabilities) - (8.4)%		(258,332,900)

Net Assets - 100.0%		$ 3,070,909,491

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$3,051,901,377	$—	$—	$3,051,901,377
Securities Lending Collateral	257,642,718	—	—	257,642,718
Repurchase Agreement	—	19,698,296	—	19,698,296

Total Investments	$3,309,544,095	$19,698,296	$—	$3,329,242,391

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $252,142,245. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2016.
(C)	Aggregate cost for federal income tax purposes is $3,259,565,045. Aggregate gross unrealized appreciation and depreciation for all securities is $81,127,788 and $11,450,442, respectively. Net unrealized appreciation for tax purposes is $69,677,346.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Growth ETF VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Unaffiliated investments, at value (cost $3,183,008,503) (including securities loaned of $252,142,245)	$3,309,544,095
Repurchase agreement, at value (cost $19,698,296)	19,698,296
Receivables and other assets:
Investments sold	1,839,051
Interest	33
Net income from securities lending	66,347

Total assets	3,331,147,822

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	955,511
Investment management fees	789,001
Distribution and service fees	652,338
Transfer agent costs	7,769
Trustees, CCO and deferred compensation fees	3,394
Audit and tax fees	36,866
Custody fees	7,165
Legal fees	39,157
Printing and shareholder reports fees	86,705
Other	17,707
Collateral for securities on loan	257,642,718

Total liabilities	260,238,331

Net assets	$3,070,909,491

Net assets consist of:
Capital stock ($0.01 par value)	$3,214,548
Additional paid-in capital	3,154,351,540
Undistributed (distributions in excess of) net investment income (loss)	51,696,243
Accumulated net realized gain (loss)	(264,888,432)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	126,535,592

Net assets	$3,070,909,491

Net assets by class:
Initial Class	$4,282,690
Service Class	3,066,626,801

Shares outstanding:
Initial Class	441,469
Service Class	321,013,300

Net asset value and offering price per share:
Initial Class	$9.70
Service Class	9.55

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income from unaffiliated investments	$67,959,072
Interest income from unaffiliated investments	20,006
Net income (loss) from securities lending	1,332,528

Total investment income	69,311,606

Expenses:
Investment advisory fees	1,351,683
Investment management fees	7,917,583
Distribution and service fees:
Service Class	7,785,551
Administration fees	149,094
Transfer agent costs	47,163
Trustees, CCO and deferred compensation fees	84,155
Audit and tax fees	69,011
Custody fees	28,887
Legal fees	156,491
Printing and shareholder reports fees	71,305
Other	90,145

Total expenses before waiver and/or reimbursement and recapture	17,751,068

Reimbursement of custody fees (A)	(157,472)

Net expenses	17,593,596

Net investment income (loss)	51,718,010

Net realized gain (loss) on:
Unaffiliated investments	(190,814,980)
Distributions received from unaffiliated investments	94,905

Net realized gain (loss)	(190,720,075)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	281,224,789

Net realized and change in unrealized gain (loss)	90,504,714

Net increase (decrease) in net assets resulting from operations	$142,222,724

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Growth ETF VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$51,718,010	$50,504,939
Net realized gain (loss)	(190,720,075)	(15,390,745)
Net change in unrealized appreciation (depreciation)	281,224,789	(151,991,322)

Net increase (decrease) in net assets resulting from operations	142,222,724	(116,877,128)

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(99,421)	(96,663)
Service Class	(50,378,309)	(47,816,072)

Total dividends and/or distributions from net investment income	(50,477,730)	(47,912,735)

Net realized gains:
Initial Class	—	(495,494)
Service Class	—	(279,169,207)

Total dividends and/or distributions from net realized gains	—	(279,664,701)

Total dividends and/or distributions to shareholders	(50,477,730)	(327,577,436)

Capital share transactions:
Proceeds from shares sold:
Initial Class	583,756	6,688,273
Service Class	60,325,900	260,973,794

	60,909,656	267,662,067

Dividends and/or distributions reinvested:
Initial Class	99,421	592,157
Service Class	50,378,309	326,985,279

	50,477,730	327,577,436

Cost of shares redeemed:
Initial Class	(2,209,076)	(14,378,209)
Service Class	(316,859,410)	(160,646,440)

	(319,068,486)	(175,024,649)

Net increase (decrease) in net assets resulting from capital share transactions	(207,681,100)	420,214,854

Net increase (decrease) in net assets	(115,936,106)	(24,239,710)

Net assets:
Beginning of year	3,186,845,597	3,211,085,307

End of year	$3,070,909,491	$3,186,845,597

Undistributed (distributions in excess of) net investment income (loss)	$51,696,243	$50,455,963

Capital share transactions - shares:
Shares issued:
Initial Class	61,482	612,448
Service Class	6,547,653	25,042,218

	6,609,135	25,654,666

Shares reinvested:
Initial Class	10,346	63,332
Service Class	5,319,779	35,464,781

	5,330,125	35,528,113

Shares redeemed:
Initial Class	(233,219)	(1,296,189)
Service Class	(34,023,170)	(16,047,363)

	(34,256,389)	(17,343,552)

Net increase (decrease) in shares outstanding:
Initial Class	(161,391)	(620,409)
Service Class	(22,155,738)	44,459,636

	(22,317,129)	43,839,227

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Growth ETF VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$9.41		$10.84	$11.14	$9.67	$9.60

Investment operations:
Net investment income (loss) (A) (B)	0.17	(C)	0.16	0.23	0.20	0.22
Net realized and unrealized gain (loss)	0.30		(0.51)	0.24	1.62	0.87

Total investment operations	0.47		(0.35)	0.47	1.82	1.09

Dividends and/or distributions to shareholders:
Net investment income	(0.18)		(0.18)	(0.13)	(0.14)	(0.18)
Net realized gains	—		(0.90)	(0.64)	(0.21)	(0.84)

Total dividends and/or distributions to shareholders	(0.18)		(1.08)	(0.77)	(0.35)	(1.02)

Net asset value, end of year	$9.70		$9.41	$10.84	$11.14	$9.67

Total return (D)	4.97%		(3.17)%	4.17%	19.09%	11.79%

Ratio and supplemental data:
Net assets end of year (000’s)	$4,282		$5,674	$13,263	$9,510	$4,165
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.32%		0.33%	0.33%	0.34%	0.34%
Including waiver and/or reimbursement and recapture	0.31	%(C)	0.33%	0.33%	0.34%	0.34%
Net investment income (loss) to average net assets (B)	1.83	%(C)	1.50%	2.03%	1.92%	2.24%
Portfolio turnover rate (F)	126%		178%	304%	98%	76%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$9.27		$10.71	$11.02	$9.58	$9.52

Investment operations:
Net investment income (loss) (A) (B)	0.15	(C)	0.16	0.20	0.18	0.21
Net realized and unrealized gain (loss)	0.28		(0.54)	0.24	1.60	0.85

Total investment operations	0.43		(0.38)	0.44	1.78	1.06

Dividends and/or distributions to shareholders:
Net investment income	(0.15)		(0.16)	(0.11)	(0.13)	(0.16)
Net realized gains	—		(0.90)	(0.64)	(0.21)	(0.84)

Total dividends and/or distributions to shareholders	(0.15)		(1.06)	(0.75)	(0.34)	(1.00)

Net asset value, end of year	$9.55		$9.27	$10.71	$11.02	$9.58

Total return (D)	4.67%		(3.51)%	3.97%	18.78%	11.55%

Ratio and supplemental data:
Net assets end of year (000’s)	$3,066,627		$3,181,172	$3,197,822	$2,216,941	$1,140,737
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.57%		0.58%	0.58%	0.59%	0.59%
Including waiver and/or reimbursement and recapture	0.56	%(C)	0.58%	0.58%	0.59%	0.59%
Net investment income (loss) to average net assets (B)	1.66	%(C)	1.54%	1.80%	1.69%	2.13%
Portfolio turnover rate (F)	126%		178%	304%	98%	76%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Managed Risk - Growth ETF VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2016 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$257,642,718	$—	$—	$—	$257,642,718
Total Borrowings	$257,642,718	$—	$—	$—	$257,642,718

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
First $50 million	0.34%	0.31%
Over $50 million up to $250 million	0.32%	0.29%
Over $250 million	0.30%	0.27%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.37%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST, or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the year ended December 31, 2016, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ 188,444	$ 3,929,066	$ (85,325)

6. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	2	94.18%	94.18%
Service Class	2	99.62%	99.62%

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 3,857,695,979	$ 4,040,761,697

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and organizational expenses. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2016, the Portfolio had capital loss carryforwards available to offset future realized gains listed below:

Unlimited
Short-Term	Long-Term
$ 92,115,002	$ 115,915,184

During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 50,477,730	$ —	$ —	$254,757,911	$72,819,525	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 51,701,826	$ —	$ (208,030,186)	$ —	$ (5,583)	$ 69,677,346

9. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

9. NEW ACCOUNTING PRONOUNCEMENTS (continued)

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Managed Risk – Growth ETF VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Managed Risk – Growth ETF VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Managed Risk – Growth ETF VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica Managed Risk – Growth ETF VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2016.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 15,524,416	$ 1,062,434

Transamerica Series Trust	Annual Report 2016

Transamerica Market Participation Strategy VP

(unaudited)

MARKET ENVIRONMENT

In the first half of the year, the U.S. economy expanded by a pace of just 1.1% annualized, but that seems to have picked up noticeably to a pace near 3% in the second half. We started this year with a deteriorating economy and finished it with the second interest rate increase by the U.S. Federal Reserve (“Fed”) in 10 years. There were a lot of ups and downs along the way, but ultimately 2016 was defined by three key storylines: 1) the United Kingdom’s vote to leave the European Union (“Brexit”); 2) the U.S. presidential election; and 3) Fed policy.

While short-term volatility spiked early in the year with the crash in oil prices and depressed global growth expectations, and again post-Brexit and pre-election, it was somewhat muted for the rest of the year. Meanwhile, long-term volatility remained within a relatively tight range. Despite experiencing short bouts of volatility, equity markets finished strong following Election Day.

Early in the year, interest rates continued to decline as economic news disappointed and the rate hikes anticipated at the end of 2015 were deferred by the Fed. The latter part saw a rebound in interest rates with the arrival of better economic data, a trend that accelerated post-election.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Market Participation Strategy VP, Service Class returned 4.16%. By comparison, its primary, secondary, and additional benchmarks, the S&P 500®, the Bloomberg Barclays U.S. Government 5-10 Year Index, and the Composite Benchmark, returned 11.96%, 1.18%, and 7.38%, respectively.

STRATEGY REVIEW

The Portfolio seeks to provide upside participation when the stock market advances, and to seek to reduce downside risk when the market declines. Holdings consists primarily of equity (S&P 500®) call options and futures, which we employ to provide upside participation during periods of market appreciation, and U.S. Treasury and agency bonds, which we use to reduce downside risk.

The Portfolio typically targets an equity exposure around the 50% benchmark weight at rebalance, depending on market behavior and Quantitative Management Associates LLC’s asset allocation outlook. This is accomplished by using a combination of S&P 500® options and futures. Exchange-traded, long-term S&P 500® options are used to provide increasing equity exposure when equity markets are rising and to reduce exposure when markets are declining, generating the participation curvature, a key characteristic of the strategy. Additionally, S&P 500® futures are used to manage cash flows and maintain desired equity exposure.

As of year-end, the Portfolio had an equity exposure of approximately 58%. Circumspect about the return prospects for U.S. equities over the course of 2016, we managed the equity exposure accordingly. Average equity exposure over the year was 52%, which along with rising interest rates helped option performance and participation in the equity upside, while time and volatility decay offset some of the upside participation. Changes in long-term volatility were subdued, and had a modestly negative impact during the period.

In U.S. Treasury and agency securities, we hold multiple securities across issuers and manage duration to provide an optimal combination of safety, yield and diversification, while meeting the Portfolio’s long-term objectives. We maintained below benchmark duration, and as economic conditions improved towards the end of the year, we decreased duration further as the possibility of a rate hike increased. Portfolio bonds underperformed the Bloomberg Barclays U.S. Aggregate Bond Index, which holds both corporate and government bonds, as credit outperformed.

S&P 500® options were the biggest contributor, followed by S&P 500® futures and bonds. The best-performing holding was the Call – S&P 500® – Flexible Exchange Option, Exercise Price $2,050.00, Expiration Date 04/20/2021.

During the period, the Portfolio used derivatives. These positions added to performance.

Devang Gambhirwala

Marcus M. Perl

Ted Lockwood

Joel Kallman, CFA

Co-Portfolio Managers

Quantitative Management Associates LLC

Transamerica Series Trust	Annual Report 2016

Transamerica Market Participation Strategy VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	10 Years or Since Inception of Class	Inception Date
Service Class	4.16%	5.08%	09/17/2012
S&P 500® (A)	11.96%	12.76%
Bloomberg Barclays U.S. Government 5-10 Year Index (B)	1.18%	1.36%
Composite Benchmark (A) (C) (D)	7.38%	7.34%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg Barclays U.S. Government 5-10 Year Index is comprised of U.S. treasuries and U.S. agency debentures with maturities between 5 and 10 years.

(C) The Composite Benchmark is composed of the following benchmarks: 50% S&P 500® and 50% Bloomberg Barclays U.S. Aggregate Bond Index.

(D) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

Transamerica Series Trust	Annual Report 2016

Transamerica Market Participation Strategy VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C)
Service Class	$1,000.00	$1,012.90	$4.86	$1,020.30	$4.88	0.96%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	52.1%
U.S. Government Agency Obligations	21.9
Over-the-Counter Options Purchased	18.3
Repurchase Agreement	5.3
Securities Lending Collateral	3.3
Foreign Government Obligation	2.4
Short-Term U.S. Government Obligation	0.1
Net Other Assets (Liabilities) ^	(3.4)
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2016

Transamerica Market Participation Strategy VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Principal	Value
FOREIGN GOVERNMENT OBLIGATION - 2.4%
Supranational - 2.4%
International Finance Corp. 0.63%, 12/21/2017 (A)	$ 12,000,000	$ 11,936,364

Total Foreign Government Obligation (Cost $11,948,534)		11,936,364

U.S. GOVERNMENT AGENCY OBLIGATIONS - 21.9%
Federal Farm Credit Banks 4.88%, 01/17/2017	2,935,000	2,940,204
Federal Home Loan Banks
1.00%, 06/21/2017	21,455,000	21,487,204
1.13%, 04/25/2018	15,000,000	15,011,580
Federal Home Loan Mortgage Corp.
1.00%, 09/29/2017	12,000,000	12,011,628
1.25%, 10/02/2019	25,000,000	24,853,775
Federal National Mortgage Association
1.38%, 02/26/2021 (A)	19,000,000	18,629,595
1.75%, 06/20/2019	5,000,000	5,052,430
6.25%, 05/15/2029	5,000,000	6,627,555

Total U.S. Government Agency Obligations (Cost $107,061,261)		106,613,971

U.S. GOVERNMENT OBLIGATIONS - 52.1%
U.S. Treasury - 52.1%
U.S. Treasury Bond, Principal Only STRIPS
02/15/2018 - 08/15/2034	259,500,000	226,180,776
08/15/2019 (A)	29,000,000	27,937,121

Total U.S. Government Obligations (Cost $257,838,927)		254,117,897

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.1%
U.S. Treasury Bill 0.53% (B), 03/16/2017 (C)	500,000	499,500

Total Short-Term U.S. Government Obligation (Cost $499,465)		499,500

	Number of Contracts	Value
OVER-THE-COUNTER OPTIONS PURCHASED - 18.3%
Call - S&P 500® - Flexible Exchange Option Exercise Price $2,050 Expiration Date 04/20/2021, GSC	1,400	$ 61,398,171
Call - S&P 500® - Flexible Exchange Option Exercise Price $2,175 Expiration Date 03/10/2022, GSC	420	17,619,275
Call - S&P 500® - Flexible Exchange Option Exercise Price $2,200 Expiration Date 12/03/2020, GSC	300	10,150,923

Total Over-the-Counter Options Purchased (Cost $68,619,546)		89,168,369

	Shares	Value
SECURITIES LENDING COLLATERAL - 3.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (B)	15,968,573	15,968,573

Total Securities Lending Collateral (Cost $15,968,573)		15,968,573

	Principal	Value
REPURCHASE AGREEMENT - 5.3%
State Street Bank & Trust Co. 0.03% (B), dated 12/30/2016, to be repurchased at $25,889,373 on 01/03/2017. Collateralized by a U.S. Government Obligation, 2.00%, due 02/15/2022, and with a value of $26,410,777.	$ 25,889,287	25,889,287

Total Repurchase Agreement (Cost $25,889,287)		25,889,287

Total Investments (Cost $487,825,593) (D)		504,193,961
Net Other Assets (Liabilities) - (3.4)%		(16,594,826)

Net Assets - 100.0%		$ 487,599,135

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini	Long	67	03/17/2017	$ —	$(48,346)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Market Participation Strategy VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Foreign Government Obligation	$—	$11,936,364	$—	$11,936,364
U.S. Government Agency Obligations	—	106,613,971	—	106,613,971
U.S. Government Obligations	—	254,117,897	—	254,117,897
Short-Term U.S. Government Obligation	—	499,500	—	499,500
Over-the-Counter Options Purchased	89,168,369	—	—	89,168,369
Securities Lending Collateral	15,968,573	—	—	15,968,573
Repurchase Agreement	—	25,889,287	—	25,889,287

Total Investments	$105,136,942	$399,057,019	$—	$504,193,961

LIABILITIES
Other Financial Instruments
Futures Contracts (F)	$(48,346)	$—	$—	$(48,346)

Total Other Financial Instruments	$(48,346)	$—	$—	$(48,346)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $15,644,481. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2016.
(C)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security segregated as collateral to cover margin requirements for open futures contracts is $499,500.
(D)	Aggregate cost for federal income tax purposes is $487,825,593. Aggregate gross unrealized appreciation and depreciation for all securities is $21,476,102 and $5,107,734, respectively. Net unrealized appreciation for tax purposes is $16,368,368.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(F)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

COUNTERPARTY ABBREVIATION:

GSC	Goldman Sachs & Co.

PORTFOLIO ABBREVIATION:

STRIPS	Separate Trading of Registered Interest and Principal of Securities

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Market Participation Strategy VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Investments, at value (cost $461,936,306) (including securities loaned of $15,644,481)	$478,304,674
Repurchase agreement, at value (cost $25,889,287)	25,889,287
Receivables and other assets:
Interest	345,445
Net income from securities lending	1,288

Total assets	504,540,694

Liabilities:
Due to custodian	670
Payables and other liabilities:
Shares of beneficial interest redeemed	495,456
Investment management fees	283,370
Distribution and service fees	104,180
Transfer agent costs	1,228
Trustees, CCO and deferred compensation fees	506
Audit and tax fees	17,869
Custody fees	8,588
Legal fees	6,075
Printing and shareholder reports fees	22,610
Variation margin payable	29,815
Other	2,619
Collateral for securities on loan	15,968,573

Total liabilities	16,941,559

Net assets	$487,599,135

Net assets consist of:
Capital stock ($0.01 par value)	$420,701
Additional paid-in capital	469,636,826
Undistributed (distributions in excess of) net investment income (loss)	1,408,567
Accumulated net realized gain (loss)	(186,981)
Net unrealized appreciation (depreciation) on:
Investments	16,368,368
Futures contracts	(48,346)

Net assets	$487,599,135

Shares outstanding	42,070,083

Net asset value and offering price per share	$11.59

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Interest income	$5,976,462
Net income (loss) from securities lending	133,816

Total investment income	6,110,278

Expenses:
Investment advisory fees	500,945
Investment management fees	2,802,317
Distribution and service fees	1,223,022
Administration fees	23,121
Transfer agent costs	7,391
Trustees, CCO and deferred compensation fees	12,973
Audit and tax fees	25,005
Custody fees	48,015
Legal fees	24,944
Printing and shareholder reports fees	26,340
Other	14,099

Total expenses before waiver and/or reimbursement and recapture	4,708,172

Reimbursement of custody fees (A)	(13,464)

Net expenses	4,694,708

Net investment income (loss)	1,415,570

Net realized gain (loss) on:
Investments	(4,126,612)
Futures contracts	4,230,916

Net realized gain (loss)	104,304

Net change in unrealized appreciation (depreciation) on:
Investments	18,740,549
Futures contracts	(339,631)

Net change in unrealized appreciation (depreciation)	18,400,918

Net realized and change in unrealized gain (loss)	18,505,222

Net increase (decrease) in net assets resulting from operations	$19,920,792

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Market Participation Strategy VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$1,415,570	$764,352
Net realized gain (loss)	104,304	7,629,822
Net change in unrealized appreciation (depreciation)	18,400,918	(24,503,904)

Net increase (decrease) in net assets resulting from operations	19,920,792	(16,109,730)

Dividends and/or distributions to shareholders:
Net investment income	(768,291)	—
Net realized gains	(6,982,915)	(17,446,421)

Total dividends and/or distributions to shareholders	(7,751,206)	(17,446,421)

Capital share transactions:
Proceeds from shares sold	19,329,514	72,486,209
Dividends and/or distributions reinvested	7,751,206	17,446,421
Cost of shares redeemed	(36,036,933)	(18,543,949)

Net increase (decrease) in net assets resulting from capital share transactions	(8,956,213)	71,388,681

Net increase (decrease) in net assets	3,213,373	37,832,530

Net assets:
Beginning of year	484,385,762	446,553,232

End of year	$487,599,135	$484,385,762

Undistributed (distributions in excess of) net investment income (loss)	$1,408,567	$764,352

Capital share transactions - shares:
Shares issued	1,677,887	6,071,550
Shares reinvested	663,631	1,556,327
Shares redeemed	(3,145,399)	(1,597,345)

Net increase (decrease) in shares outstanding	(803,881)	6,030,532

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Market Participation Strategy VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012 (A)
Net asset value, beginning of period/year	$11.30		$12.12	$11.36	$9.94		$10.00

Investment operations:
Net investment income (loss) (B)	0.03	(C)	0.02	(0.02)	(0.06)		(0.01)
Net realized and unrealized gain (loss)	0.44		(0.42)	0.93	1.48		(0.05)

Total investment operations	0.47		(0.40)	0.91	1.42		(0.06)

Dividends and/or distributions to shareholders:
Net investment income	(0.02)		—	—	—		—
Net realized gains	(0.16)		(0.42)	(0.15)	(0.00	)(D)	—

Total dividends and/or distributions to shareholders	(0.18)		(0.42)	(0.15)	(0.00	)(D)	—

Net asset value, end of period/year	$11.59		$11.30	$12.12	$11.36		$9.94

Total return (E)	4.16%		(3.24)%	8.04%	14.30%		(0.60	)%(F)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$487,599		$484,386	$446,553	$184,573		$19,268
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.96%		0.96%	0.97%	1.03%		1.88	%(G)
Including waiver and/or reimbursement and recapture	0.96	%(C)	0.96%	0.97%	1.06%		1.07	%(G)
Net investment income (loss) to average net assets	0.29	%(C)	0.16%	(0.18)%	(0.52)%		(0.49	)%(G)
Portfolio turnover rate	36%		18%	16%	13%		—%

(A)	Commenced operations on September 17, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Market Participation Strategy VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2016 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2016

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2016

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2016

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Foreign Government Obligations	$6,364,045	$—	$—	$—	$6,364,045
U.S. Government Agency Obligations	3,729,845	—	—	—	3,729,845
U.S. Government Obligations	5,874,683	—	—	—	5,874,683
Total Securities Lending Transactions	$15,968,573	$—	$—	$—	$15,968,573
Total Borrowings	$15,968,573	$—	$—	$—	$15,968,573

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Transamerica Series Trust	Annual Report 2016

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Open option contracts at December 31, 2016, if any, are included within the Schedule of Investments.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2016, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2016.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$89,168,369	$—	$—	$89,168,369
Total	$—	$—	$89,168,369	$—	$—	$89,168,369

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (B) (C)	$—	$—	$(48,346)	$—	$—	$(48,346)
Total	$—	$—	$(48,346)	$—	$—	$(48,346)

(A)	Included within Investments, at value within the Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2016

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2016.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$(5,138,134)	$—	$—	$(5,138,134)
Futures contracts	—	—	4,230,916	—	—	4,230,916
Total	$—	$—	$(907,218)	$—	$—	$(907,218)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$22,046,739	$—	$—	$22,046,739
Futures contracts	—	—	(339,631)	—	—	(339,631)
Total	$—	$—	$21,707,108	$—	$—	$21,707,108

(A)	Included within Net realized gain (loss) on transactions from Investments within the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) within Investments on the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2016.

Purchased Options and Swaptions at value		Written Options and Swaptions at value		Futures Contracts at Notional Amount
Calls	Puts	Calls	Puts	Long	Short
$ 69,436,229	$—	$(1,150,000)	$—	10,269	—

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

Transamerica Series Trust	Annual Report 2016

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
First $500 million	0.68%	0.65%
Over $500 million up to $1 billion	0.65%	0.62%
Over $1 billion up to $1.5 billion	0.62%	0.59%
Over $1.5 billion	0.60%	0.57%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.82%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the

Transamerica Series Trust	Annual Report 2016

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

7. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	1	92.91%	92.91%

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 57,817,134	$ 100,286,610	$ 41,657,985	$ 116,300,435

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and capital loss carryforwards. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ (3,064)	$ 3,064

Transamerica Series Trust	Annual Report 2016

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2016, the Portfolio had capital loss carryforwards available to offset future realized gains listed below.

Unlimited
Long-Term
$ 235,327

During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 1,899,411	$ 5,851,795	$ —	$ 942,716	$ 16,503,705	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 1,408,567	$ —	$ (235,327)	$ —	$ —	$ 16,368,368

10. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Market Participation Strategy VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Market Participation Strategy VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Market Participation Strategy VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica Market Participation Strategy VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $5,851,795 for the year ended December 31, 2016.

Transamerica Series Trust	Annual Report 2016

Transamerica MFS International Equity VP

(unaudited)

MARKET ENVIRONMENT

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The U.S. Federal Reserve increased interest rates by 25 basis points at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”) (“Brexit”), beginning a multi-year process of negotiation in order to achieve Brexit. While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising U.S. presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

PERFORMANCE

For year ended December 31, 2016, Transamerica MFS International Equity VP, Initial Class returned 0.08%. By comparison, its benchmark, the MSCI EAFE Index, returned 1.51%.

STRATEGY REVIEW

The Portfolio underperformed its benchmark, the MSCI EAFE Index, for the year. On a sector basis, holdings in basic materials and energy, along with an underweight in the top-performing energy sector, weighed the most on relative performance. Within energy, the timing of ownership in shares of global energy and petrochemicals company Royal Dutch Shell PLC (UK), which was sold, hurt relative results.

Weak stock selection in both the autos/housing and financial services sectors also dampened relative returns. Within autos/housing, an overweight in automotive component manufacturer Denso Corp. (Japan) weakened performance. In financials, the timing of the Portfolio’s ownership in shares of financial services company HSBC Holdings PLC (United Kingdom), which was sold, and an overweight position in investment management and banking firm UBS Group AG (Switzerland) weighed.

Relative contributors were led by our technology holdings, particularly semiconductor manufacturer Taiwan Semiconductor Manufacturing Co., Ltd. Strong stock selection in both the transportation and special products/services sectors were also beneficial. Within transportation, railroad company Canadian National Railway Co. was our top contributor. Within special products/services, an overweight in food catering company Compass Group PLC (United Kingdom) was a key contributor.

Other individual contributors included fast-food restaurant company Yum! Brands, Inc. and integrated energy company Suncor Energy, Inc. (Canada). Additionally, overweight positions in electrical distribution equipment manufacturer Schneider Electric SE (France), medical products and equipment manufacturer Terumo Corp. (Japan) and luxury goods company LVMH Moet Hennessy Louis Vuitton SE (France) supported relative performance. An underweight in pharmaceutical company Novo Nordisk A/S (Denmark) and not owning generic drug manufacturer Teva Pharmaceutical Industries (Israel) also boosted results.

Marcus L. Smith

Daniel Ling

Filipe M.G. Benzinho

Co-Portfolio Managers

MFS® Investment Management

Transamerica Series Trust	Annual Report 2016

Transamerica MFS International Equity VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	0.08%	6.50%	2.47%	01/02/1997
MSCI EAFE Index (A)	1.51%	7.02%	1.22%
Service Class	(0.13)%	6.23%	2.20%	05/01/2003

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Series Trust	Annual Report 2016

Transamerica MFS International Equity VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,043.50	$4.98	$1,020.30	$4.93	0.97%
Service Class	1,000.00	1,042.10	6.26	1,019.00	6.19	1.22

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.9%
Securities Lending Collateral	4.0
Repurchase Agreement	0.8
Net Other Assets (Liabilities)	(3.7)
Total	100.0%

Transamerica Series Trust	Annual Report 2016

Transamerica MFS International Equity VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 98.9%
Australia - 0.5%
Orica, Ltd. (A)	118,514	$ 1,512,094

Belgium - 1.0%
KBC Group NV	52,945	3,278,748

Brazil - 0.8%
Ambev SA, ADR	497,262	2,441,556

Canada - 5.2%
Canadian National Railway Co.	104,343	7,032,718
Element Fleet Management Corp. (A)	229,171	2,126,742
Loblaw Cos., Ltd. (A)	42,391	2,236,606
Suncor Energy, Inc.	162,081	5,299,487

		16,695,553

China - 0.9%
Alibaba Group Holding, Ltd., ADR (B)	33,752	2,963,763

Denmark - 1.8%
Carlsberg A/S, Class B	22,951	1,980,692
Novo Nordisk A/S, Class B	104,957	3,785,139

		5,765,831

France - 14.6%
Air Liquide SA, Class A	69,510	7,730,382
Danone SA	94,291	5,975,179
Dassault Systemes SE	29,999	2,285,965
Engie SA	255,326	3,257,480
Hermes International	1,832	752,098
L’Oreal SA	17,958	3,277,866
Legrand SA	50,060	2,842,932
LVMH Moet Hennessy Louis Vuitton SE	32,902	6,282,663
Pernod Ricard SA	65,303	7,076,909
Schneider Electric SE	105,529	7,343,839

		46,825,313

Germany - 10.9%
Bayer AG	102,501	10,695,901
Beiersdorf AG (A)	68,903	5,845,980
Linde AG	18,069	2,969,075
Merck KGaA (A)	35,854	3,742,092
MTU Aero Engines AG	15,830	1,829,648
ProSiebenSat.1 Media SE	54,927	2,116,751
SAP SE	88,381	7,704,170

		34,903,617

Hong Kong - 3.1%
AIA Group, Ltd.	1,284,600	7,247,566
Global Brands Group Holding, Ltd. (B)	8,800,000	1,168,870
Li & Fung, Ltd.	3,178,000	1,397,508

		9,813,944

Ireland - 0.8%
Experian PLC	133,292	2,585,595

Israel - 1.1%
Check Point Software Technologies, Ltd., Class A (B)	42,350	3,576,881

Italy - 1.8%
Eni SpA, Class B	216,406	3,524,064
Luxottica Group SpA (A)	40,398	2,173,026

		5,697,090

Japan - 12.8%
Daikin Industries, Ltd.	32,900	3,021,874
Denso Corp.	130,600	5,657,564

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
FANUC Corp.	20,900	$ 3,543,388
Hoya Corp.	221,000	9,286,254
Japan Tobacco, Inc.	128,800	4,236,211
Kubota Corp.	189,800	2,709,573
Kyocera Corp.	76,100	3,784,327
Shin-Etsu Chemical Co., Ltd.	31,500	2,443,726
Terumo Corp.	169,900	6,272,672

		40,955,589

Netherlands - 6.2%
Akzo Nobel NV	85,477	5,343,758
Heineken NV	15,362	1,152,332
ING Groep NV	505,786	7,118,400
Randstad Holding NV	114,694	6,221,355

		19,835,845

Singapore - 2.1%
DBS Group Holdings, Ltd.	447,600	5,359,517
Singapore Telecommunications, Ltd.	571,500	1,440,441

		6,799,958

Spain - 1.6%
Amadeus IT Group SA, Class A	113,545	5,159,816

Sweden - 1.2%
Hennes & Mauritz AB, Class B (A)	142,811	3,972,110

Switzerland - 13.4%
Julius Baer Group, Ltd. (B)	72,495	3,220,022
Keuhne & Nagel International AG	10,940	1,446,061
Nestle SA	172,454	12,371,369
Novartis AG	82,915	6,033,587
Roche Holding AG (A)	40,430	9,235,017
UBS Group AG	466,098	7,300,661
Zurich Insurance Group AG (B)	11,505	3,168,027

		42,774,744

Taiwan - 2.6%
Hon Hai Precision Industry Co., Ltd.	375,818	981,845
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	249,552	7,174,620

		8,156,465

United Kingdom - 14.6%
Barclays PLC	1,034,696	2,849,343
Compass Group PLC	453,881	8,396,036
Delphi Automotive PLC, Class A	23,308	1,569,794
Diageo PLC	201,134	5,230,215
Prudential PLC	110,399	2,214,307
Reckitt Benckiser Group PLC, Class A	82,698	7,018,005
RELX NV	126,112	2,122,702
Rio Tinto PLC	85,539	3,329,635
Rolls-Royce Holdings PLC (B)	245,180	2,018,427
Smiths Group PLC	128,076	2,235,026
WPP PLC, Class A	427,524	9,568,150

		46,551,640

United States - 1.9%
Yum China Holdings, Inc. (B)	147,189	3,844,577
Yum! Brands, Inc.	37,460	2,372,342

		6,216,919

Total Common Stocks (Cost $304,433,917)		316,483,071

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica MFS International Equity VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
SECURITIES LENDING COLLATERAL - 4.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (C)	12,868,789	$ 12,868,789

Total Securities Lending Collateral (Cost $12,868,789)		12,868,789

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
State Street Bank & Trust Co. 0.03% (C), dated 12/30/2016, to be repurchased at $2,594,003 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.75%, due 09/30/2022, and with a value of $2,649,484.	$ 2,593,995	2,593,995

Total Repurchase Agreement (Cost $2,593,995)		2,593,995

Total Investments (Cost $319,896,701) (D)		331,945,855
Net Other Assets (Liabilities) - (3.7)%		(11,927,412)

Net Assets - 100.0%		$ 320,018,443

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Pharmaceuticals	10.1%	$33,491,736
Chemicals	6.0	19,999,035
Banks	5.6	18,606,008
Food Products	5.5	18,346,548
Beverages	5.4	17,881,704
Health Care Equipment & Supplies	4.7	15,558,926
Hotels, Restaurants & Leisure	4.4	14,612,955
Software	4.1	13,567,016
Insurance	3.8	12,629,900
Textiles, Apparel & Luxury Goods	3.5	11,774,165
Media	3.5	11,684,901
Professional Services	3.3	10,929,652
Capital Markets	3.2	10,520,683
Electrical Equipment	3.1	10,186,771
Personal Products	2.7	9,123,846
Oil, Gas & Consumable Fuels	2.7	8,823,551
Auto Components	2.2	7,227,358
Semiconductors & Semiconductor Equipment	2.2	7,174,620
Road & Rail	2.1	7,032,718
Household Products	2.1	7,018,005
Machinery	1.9	6,252,961
IT Services	1.5	5,159,816
Electronic Equipment, Instruments & Components	1.4	4,766,172
Tobacco	1.3	4,236,211
Specialty Retail	1.2	3,972,110
Aerospace & Defense	1.2	3,848,075
Metals & Mining	1.0	3,329,635
Multi-Utilities	1.0	3,257,480
Building Products	0.9	3,021,874

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica MFS International Equity VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Internet Software & Services	0.9%	$2,963,763
Food & Staples Retailing	0.7	2,236,606
Industrial Conglomerates	0.7	2,235,026
Diversified Financial Services	0.6	2,126,742
Marine	0.4	1,446,061
Diversified Telecommunication Services	0.4	1,440,441

Investments, at Value	95.3	316,483,071
Short-Term Investments	4.7	15,462,784

Total Investments	100.0%	$331,945,855

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$40,639,086	$275,843,985	$—	$316,483,071
Securities Lending Collateral	12,868,789	—	—	12,868,789
Repurchase Agreement	—	2,593,995	—	2,593,995

Total Investments	$53,507,875	$278,437,980	$—	$331,945,855

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $12,246,544. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Rates disclosed reflect the yields at December 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $322,063,731. Aggregate gross unrealized appreciation and depreciation for all securities is $30,045,082 and $20,162,958, respectively. Net unrealized appreciation for tax purposes is $9,882,124.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica MFS International Equity VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Investments, at value (cost $317,302,706) (including securities loaned of $12,246,544)	$329,351,860
Repurchase agreement, at value (cost $2,593,995)	2,593,995
Cash	28,657
Foreign currency, at value (cost $166,830)	166,881
Receivables and other assets:
Shares of beneficial interest sold	105,990
Investments sold	15,005
Interest	5
Dividends	167,829
Tax reclaims	835,106
Net income from securities lending	3,357

Total assets	333,268,685

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	9,947
Investment management fees	248,495
Distribution and service fees	21,612
Transfer agent costs	794
Trustees, CCO and deferred compensation fees	367
Audit and tax fees	19,746
Custody fees	39,203
Legal fees	4,141
Printing and shareholder reports fees	35,353
Other	1,795
Collateral for securities on loan	12,868,789

Total liabilities	13,250,242

Net assets	$320,018,443

Net assets consist of:
Capital stock ($0.01 par value)	$408,139
Additional paid-in capital	308,753,853
Undistributed (distributions in excess of) net investment income (loss)	4,473,139
Accumulated net realized gain (loss)	(5,636,873)
Net unrealized appreciation (depreciation) on:
Investments	12,049,154
Translation of assets and liabilities denominated in foreign currencies	(28,969)

Net assets	$320,018,443

Net assets by class:
Initial Class	$217,079,031
Service Class	102,939,412

Shares outstanding:
Initial Class	27,528,608
Service Class	13,285,313

Net asset value and offering price per share:
Initial Class	$7.89
Service Class	7.75

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income	$8,931,036
Interest income	869
Net income (loss) from securities lending	158,801
Withholding taxes on foreign income	(826,748)

Total investment income	8,263,958

Expenses:
Investment advisory fees	478,663
Investment management fees	2,497,812
Distribution and service fees:
Service Class	246,164
Administration fees	16,060
Transfer agent costs	4,905
Trustees, CCO and deferred compensation fees	8,645
Audit and tax fees	25,163
Custody fees	204,028
Legal fees	16,132
Printing and shareholder reports fees	34,149
Other	9,531

Total expenses before waiver and/or reimbursement and recapture	3,541,252

Reimbursement of custody fees (A)	(48,623)

Net expenses	3,492,629

Net investment income (loss)	4,771,329

Net realized gain (loss) on:
Investments	(2,382,134)
Foreign currency transactions	(72,739)

Net realized gain (loss)	(2,454,873)

Net change in unrealized appreciation (depreciation) on:
Investments	(3,130,618)
Translation of assets and liabilities denominated in foreign currencies	(8,636)

Net change in unrealized appreciation (depreciation)	(3,139,254)

Net realized and change in unrealized gain (loss)	(5,594,127)

Net increase (decrease) in net assets resulting from operations	$(822,798)

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica MFS International Equity VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015

From operations:
Net investment income (loss)	$4,771,329	$4,679,990
Net realized gain (loss)	(2,454,873)	10,628,486
Net change in unrealized appreciation (depreciation)	(3,139,254)	(16,663,170)

Net increase (decrease) in net assets resulting from operations	(822,798)	(1,354,694)

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(3,285,957)	(4,398,248)
Service Class	(1,327,617)	(1,346,369)

Total dividends and/or distributions from net investment income	(4,613,574)	(5,744,617)

Net realized gains:
Initial Class	(1,644,349)	—
Service Class	(774,121)	—

Total dividends and/or distributions from net realized gains	(2,418,470)	—

Total dividends and/or distributions to shareholders	(7,032,044)	(5,744,617)

Capital share transactions:
Proceeds from shares sold:
Initial Class	7,733,477	25,192,948
Service Class	14,796,277	39,606,265

	22,529,754	64,799,213

Dividends and/or distributions reinvested:
Initial Class	4,930,306	4,398,248
Service Class	2,101,738	1,346,369

	7,032,044	5,744,617

Cost of shares redeemed:
Initial Class	(46,169,142)	(42,351,535)
Service Class	(12,196,693)	(9,718,110)

	(58,365,835)	(52,069,645)

Net increase (decrease) in net assets resulting from capital share transactions	(28,804,037)	18,474,185

Net increase (decrease) in net assets	(36,658,879)	11,374,874

Net assets:
Beginning of year	356,677,322	345,302,448

End of year	$320,018,443	$356,677,322

Undistributed (distributions in excess of) net investment income (loss)	$4,473,139	$4,302,683

Capital share transactions - shares:
Shares issued:
Initial Class	984,495	2,917,149
Service Class	1,929,299	4,692,242

	2,913,794	7,609,391

Shares reinvested:
Initial Class	612,460	541,656
Service Class	265,371	168,296

	877,831	709,952

Shares redeemed:
Initial Class	(5,848,710)	(4,937,605)
Service Class	(1,619,649)	(1,174,743)

	(7,468,359)	(6,112,348)

Net increase (decrease) in shares outstanding:
Initial Class	(4,251,755)	(1,478,800)
Service Class	575,021	3,685,795

	(3,676,734)	2,206,995

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica MFS International Equity VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$8.06		$8.19	$8.72	$7.47	$6.22

Investment operations:
Net investment income (loss) (A)	0.12	(B)	0.12	0.14	0.10	0.12
Net realized and unrealized gain (loss)	(0.11)		(0.11)	(0.59)	1.24	1.25

Total investment operations	0.01		0.01	(0.45)	1.34	1.37

Dividends and/or distributions to shareholders:
Net investment income	(0.12)		(0.14)	(0.08)	(0.09)	(0.12)
Net realized gains	(0.06)		—	—	—	—

Total dividends and/or distributions to shareholders	(0.18)		(0.14)	(0.08)	(0.09)	(0.12)

Net asset value, end of year	$7.89		$8.06	$8.19	$8.72	$7.47

Total return (C)	0.08%		0.08%	(5.17)%	18.09%	22.16%

Ratio and supplemental data:
Net assets end of year (000’s)	$217,079		$256,000	$272,525	$284,043	$185,299
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.02%		1.02%	1.02%	1.03%	1.06%
Including waiver and/or reimbursement and recapture	1.00	%(B)	1.02%	1.02%	1.03%	1.06%
Net investment income (loss) to average net assets	1.56	%(B)	1.36%	1.67%	1.21%	1.67%
Portfolio turnover rate	16%		17%	22%	16%	27%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$7.92		$8.06	$8.59	$7.37	$6.14

Investment operations:
Net investment income (loss) (A)	0.10	(B)	0.09	0.12	0.08	0.09
Net realized and unrealized gain (loss)	(0.11)		(0.11)	(0.58)	1.22	1.24

Total investment operations	(0.01)		(0.02)	(0.46)	1.30	1.33

Dividends and/or distributions to shareholders:
Net investment income	(0.10)		(0.12)	(0.07)	(0.08)	(0.10)
Net realized gains	(0.06)		—	—	—	—

Total dividends and/or distributions to shareholders	(0.16)		(0.12)	(0.07)	(0.08)	(0.10)

Net asset value, end of year	$7.75		$7.92	$8.06	$8.59	$7.37

Total return (C)	(0.13)%		(0.24)%	(5.41)%	17.77%	21.87%

Ratio and supplemental data:
Net assets end of year (000’s)	$102,939		$100,677	$72,777	$61,867	$36,997
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.27%		1.27%	1.27%	1.28%	1.31%
Including waiver and/or reimbursement and recapture	1.25	%(B)	1.27%	1.27%	1.28%	1.31%
Net investment income (loss) to average net assets	1.27	%(B)	1.04%	1.39%	0.97%	1.37%
Portfolio turnover rate	16%		17%	22%	16%	27%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica MFS International Equity VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2016, commissions recaptured are $935.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2016

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not

Transamerica Series Trust	Annual Report 2016

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Transamerica Series Trust	Annual Report 2016

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$12,868,789	$—	$—	$—	$12,868,789
Total Borrowings	$12,868,789	$—	$—	$—	$12,868,789

5. RISK FACTORS

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because these market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

As of December 31, 2016, the percentage of Portfolio net assets owned by affiliated investors are as follows:

Portfolio	Value	Percentage of Net Assets
Transamerica BlackRock Tactical Allocation VP	$79,194,551	24.75%

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2016

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
First $250 million	0.930%	0.900%
Over $250 million up to $500 million	0.905%	0.875%
Over $500 million up to $1 billion	0.880%	0.850%
Over $1 billion	0.830%	0.800%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
1.125%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2016

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST, or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the year ended December 31, 2016, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ 339,658	$ 171,811	$ 5,984

7. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	4	97.81%	97.81%
Service Class	2	94.96%	94.96%

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 50,356,970	$ —	$ 79,836,133	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions

Transamerica Series Trust	Annual Report 2016

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, passive foreign investment companies, and foreign currency transactions. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses, passive foreign investment companies, and distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 12,701	$ (12,701)

As of December 31, 2016, the Portfolio had capital loss carryforwards available to offset future realized gains listed below.

Unlimited
Short-Term	Long-Term
$ 898,157	$ 2,936,627

During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 4,614,745	$ 2,417,299	$ —	$ 5,744,617	$ —	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 4,838,080	$ —	$ (3,834,784)	$ —	$ —	$ 9,853,155

10. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2016

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica MFS International Equity VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica MFS International Equity VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica MFS International Equity VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica MFS International Equity VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $2,417,299 for the year ended December 31, 2016.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 5,790,981	$ 446,731

Transamerica Series Trust	Annual Report 2016

Transamerica Morgan Stanley Capital Growth VP

(unaudited)

MARKET ENVIRONMENT

Large cap growth stocks advanced over the year, with energy and telecommunication services the best-performing sectors in the Russell 1000® Growth Index. Health care posted a sharp decline and was the greatest relative underperformer. During the fourth quarter, the outcome of the U.S. presidential election resulted in a broad sector rotation out of high-growth companies, particularly in information technology, into cyclical areas which are perceived to be potential beneficiaries of proposed policy changes, including banks, materials and industrials.

PERFORMANCE

For year ended December 31, 2016, Transamerica Morgan Stanley Capital Growth VP, Initial Class returned (2.26)%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 7.08%.

STRATEGY REVIEW

The Portfolio underperformed its benchmark over this period largely due to unfavorable stock selection.

Information technology was by far the greatest detractor in the Portfolio due to mixed stock selection. Social networking platform LinkedIn Corp. (no longer held at period end) was the largest detractor in the sector and the second largest in the Portfolio. In February, the company reported strong quarterly results, but gave a disappointing outlook characterized by decelerating growth in its talent solutions business, macroeconomic-related weakness in its European business and management’s decision to exit a small business. However, in June, the company announced it would be acquired by Microsoft at a roughly 50% premium, which led the shares to spike. We eliminated the position in LinkedIn Corp. in September to fund other investments we believed offered better risk/reward profiles.

Global communications platform Twitter, Inc. was the third largest detractor in the Portfolio. The stock was plagued throughout the year by weak results as well as senior management departures. While the company’s execution was mixed, we continued to believe Twitter, Inc. is a valuable asset as the reach of its global platform is far greater than its registered user base, and accordingly the company has a sizeable opportunity to monetize user engagement via various advertising solutions. Within information technology, our holdings in LinkedIn Corp. and Twitter, Inc. were partly offset by strength in visual computing company NVIDIA Corp. and social networking platform Facebook, Inc., which were among the top three contributors in the Portfolio. Both companies executed well.

Stock selection in health care also detracted. Illumina, Inc., a leader in genetic testing and analysis, weighed the most due to earnings shortfalls. We remained attracted to Illumina, Inc., as its tools facilitate a greater understanding as to how genetic variations shape health, impact diseases and affect patient responses to medications. Within health care, the weakness in Illumina, Inc. was partly offset by strength in surgical robotics maker Intuitive Surgical, Inc., the fourth largest contributor. The company executed well and experienced solid procedure growth.

Stock selection in consumer discretionary, consumer staples, financials, and industrials also detracted to a lesser extent, as did a lack of exposure to telecommunication services. Conversely, the Portfolio benefited from a lack of exposure in real estate. Lastly, energy, materials and utilities – sectors in which the Portfolio had no exposure – each had a negligible impact on relative results over this period.

The post-election rally in banks, materials and industrials was a headwind. Against this backdrop, our team continued to focus on bottom-up stock selection and the long-term outlook for companies owned; accordingly, we had little turnover, as our ongoing work reaffirmed our assessment of quality and competitive advantage in the names we owned.

During the period, the Portfolio used derivatives. These positions detracted from performance.

Dennis P. Lynch

David S. Cohen

Sam G. Chainani, CFA

Alexander T. Norton

Jason C. Yeung, CFA

Armistead B. Nash

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

Transamerica Series Trust	Annual Report 2016

Transamerica Morgan Stanley Capital Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	(2.26)%	14.68%	6.95%	05/03/1999
Russell 1000® Growth Index (A)	7.08%	14.50%	8.33%
Service Class	(2.50)%	14.39%	6.68%	05/01/2003

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2016

Transamerica Morgan Stanley Capital Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,018.00	$4.36	$1,020.80	$4.37	0.86%
Service Class	1,000.00	1,016.20	5.63	1,019.60	5.64	1.11

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	95.8%
Securities Lending Collateral	9.0
Repurchase Agreement	4.3
Over-the-Counter Foreign Exchange Options Purchased	0.0 *
Net Other Assets (Liabilities)	(9.1)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Annual Report 2016

Transamerica Morgan Stanley Capital Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 95.8%
Aerospace & Defense - 3.6%
United Technologies Corp.	74,753	$ 8,194,424

Automobiles - 5.6%
Tesla Motors, Inc. (A)	61,021	13,039,578

Biotechnology - 0.7%
Alnylam Pharmaceuticals, Inc. (A) (B)	13,713	513,415
Intrexon Corp. (A) (B)	33,118	804,767
Juno Therapeutics, Inc. (A) (B)	15,958	300,808

		1,618,990

Capital Markets - 4.6%
S&P Global, Inc.	98,587	10,602,046

Diversified Financial Services - 1.5%
Berkshire Hathaway, Inc., Class B (A)	21,639	3,526,724

Health Care Equipment & Supplies - 5.9%
DexCom, Inc. (A)	39,829	2,377,792
Intuitive Surgical, Inc. (A)	17,878	11,337,691

		13,715,483

Health Care Technology - 2.9%
athenahealth, Inc. (A) (B)	63,742	6,703,746

Hotels, Restaurants & Leisure - 2.6%
Chipotle Mexican Grill, Inc., Class A (A) (B)	6,139	2,316,368
Starbucks Corp.	68,177	3,785,187

		6,101,555

Internet & Direct Marketing Retail - 13.9%
Amazon.com, Inc. (A)	28,764	21,569,261
Netflix, Inc. (A)	19,576	2,423,509
Priceline Group, Inc. (A)	5,561	8,152,759

		32,145,529

Internet Software & Services - 20.5%
Alibaba Group Holding, Ltd., ADR (A)	38,790	3,406,150
Alphabet, Inc., Class C (A)	20,249	15,628,583
Facebook, Inc., Class A (A)	170,350	19,598,767
Tencent Holdings, Ltd.	139,000	3,400,387
Twitter, Inc. (A)	337,310	5,498,153

		47,532,040

IT Services - 8.1%
MasterCard, Inc., Class A	113,072	11,674,684
Visa, Inc., Class A	91,160	7,112,303

		18,786,987

Life Sciences Tools & Services - 5.1%
Illumina, Inc. (A)	92,217	11,807,465

Semiconductors & Semiconductor Equipment - 4.0%
NVIDIA Corp.	85,954	9,174,730

Software - 14.0%
Activision Blizzard, Inc.	62,705	2,264,278
Mobileye NV (A) (B)	31,984	1,219,230
salesforce.com, Inc. (A)	159,951	10,950,245
ServiceNow, Inc. (A)	45,457	3,379,273
Splunk, Inc. (A)	62,564	3,200,149
Workday, Inc., Class A (A) (B)	172,571	11,405,217

		32,418,392

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods - 2.8%
Michael Kors Holdings, Ltd. (A)	99,931	$ 4,295,034
Under Armour, Inc., Class A (A) (B)	77,597	2,254,193

		6,549,227

Total Common Stocks (Cost $172,205,211)		221,916,916

	Notional Amount	Value
OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED - 0.0% (C)
Call - USD vs. CNY (D)
Exercise Price CNY 8
Expiration Date 05/23/2017, RBS	30,248,515	13,249

Total Over-the-Counter Foreign Exchange Options Purchased (Cost $123,777)		13,249

	Shares	Value
SECURITIES LENDING COLLATERAL - 9.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (E)	20,766,611	20,766,611

Total Securities Lending Collateral (Cost $20,766,611)		20,766,611

	Principal	Value
REPURCHASE AGREEMENT - 4.3%
State Street Bank & Trust Co. 0.03% (E), dated 12/30/2016, to be repurchased at $10,052,082 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2022, and with a value of $10,254,118.	$ 10,052,048	10,052,048

Total Repurchase Agreement (Cost $10,052,048)		10,052,048

Total Investments (Cost $203,147,647) (F)		252,748,824
Net Other Assets (Liabilities) - (9.1)%		(21,011,977)

Net Assets - 100.0%		$ 231,736,847

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Morgan Stanley Capital Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$218,516,529	$3,400,387	$—	$221,916,916
Over-the-Counter Foreign Exchange Options Purchased	—	13,249	—	13,249
Securities Lending Collateral	20,766,611	—	—	20,766,611
Repurchase Agreement	—	10,052,048	—	10,052,048

Total Investments	$239,283,140	$13,465,684	$—	$252,748,824

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $20,323,463. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Illiquid derivative. At December 31, 2016, value of the illiquid derivative is $13,249, representing less than 0.1% of the Portfolio’s net assets.
(E)	Rates disclosed reflect the yields at December 31, 2016.
(F)	Aggregate cost for federal income tax purposes is $203,305,092. Aggregate gross unrealized appreciation and depreciation for all securities is $67,053,147 and $17,609,415, respectively. Net unrealized appreciation for tax purposes is $49,443,732.
(G)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

CURRENCY ABBREVIATIONS:

CNY	Chinese Yuan Renminbi
USD	United States Dollar

COUNTERPARTY ABBREVIATION:

RBS	Royal Bank of Scotland PLC

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Morgan Stanley Capital Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Investments, at value (cost $193,095,599) (including securities loaned of $20,323,463)	$242,696,776
Repurchase agreement, at value (cost $10,052,048)	10,052,048
Receivables and other assets:
Shares of beneficial interest sold	33,116
Interest	17
Net income from securities lending	19,096

Total assets	252,801,053

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	14,268
Investments purchased	43,548
Investment management fees	165,620
Distribution and service fees	13,005
Transfer agent costs	620
Trustees, CCO and deferred compensation fees	267
Audit and tax fees	14,390
Custody fees	5,760
Legal fees	3,031
Printing and shareholder reports fees	35,802
Other	1,284
Collateral for securities on loan	20,766,611

Total liabilities	21,064,206

Net assets	$231,736,847

Net assets consist of:
Capital stock ($0.01 par value)	$173,247
Additional paid-in capital	161,805,074
Undistributed (distributions in excess of) net investment income (loss)	—
Accumulated net realized gain (loss)	20,157,349
Net unrealized appreciation (depreciation) on:
Investments	49,601,177

Net assets	$231,736,847

Net assets by class:
Initial Class	$170,983,612
Service Class	60,753,235

Shares outstanding:
Initial Class	12,715,435
Service Class	4,609,236

Net asset value and offering price per share:
Initial Class	$13.45
Service Class	13.18

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income	$896,865
Interest income	3,258
Net income (loss) from securities lending	601,364

Total investment income	1,501,487

Expenses:
Investment advisory fees	301,053
Investment management fees	1,682,600
Distribution and service fees:
Service Class	149,014
Administration fees	11,289
Transfer agent costs	3,694
Trustees, CCO and deferred compensation fees	6,181
Audit and tax fees	18,972
Custody fees	30,157
Legal fees	12,151
Printing and shareholder reports fees	41,638
Other	6,901

Total expenses before waiver and/or reimbursement and recapture	2,263,650

Reimbursement of custody fees (A)	(24,617)

Net expenses	2,239,033

Net investment income (loss)	(737,546)

Net realized gain (loss) on:
Investments	20,066,402
Foreign currency transactions	13,960

Net realized gain (loss)	20,080,362

Net change in unrealized appreciation (depreciation) on:
Investments	(25,988,902)

Net realized and change in unrealized gain (loss)	(5,908,540)

Net increase (decrease) in net assets resulting from operations	$(6,646,086)

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Morgan Stanley Capital Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$(737,546)	$(1,125,548)
Net realized gain (loss)	20,080,362	36,684,181
Net change in unrealized appreciation (depreciation)	(25,988,902)	(7,558,385)

Net increase (decrease) in net assets resulting from operations	(6,646,086)	28,000,248

Dividends and/or distributions to shareholders:
Net realized gains:
Initial Class	(26,790,414)	(15,909,574)
Service Class	(9,185,222)	(4,493,395)

Total dividends and/or distributions from net realized gains	(35,975,636)	(20,402,969)

Capital share transactions:
Proceeds from shares sold:
Initial Class	8,444,902	16,584,374
Service Class	13,974,309	23,463,559

	22,419,211	40,047,933

Dividends and/or distributions reinvested:
Initial Class	26,790,414	15,909,574
Service Class	9,185,222	4,493,395

	35,975,636	20,402,969

Cost of shares redeemed:
Initial Class	(32,771,109)	(43,817,675)
Service Class	(12,477,042)	(8,141,590)

	(45,248,151)	(51,959,265)

Net increase (decrease) in net assets resulting from capital share transactions	13,146,696	8,491,637

Net increase (decrease) in net assets	(29,475,026)	16,088,916

Net assets:
Beginning of year	261,211,873	245,122,957

End of year	$231,736,847	$261,211,873

Undistributed (distributions in excess of) net investment income (loss)	$—	$—

Capital share transactions - shares:
Shares issued:
Initial Class	570,098	1,025,901
Service Class	966,458	1,449,040

	1,536,556	2,474,941

Shares reinvested:
Initial Class	1,883,995	1,067,757
Service Class	658,439	305,673

	2,542,434	1,373,430

Shares redeemed:
Initial Class	(2,234,823)	(2,633,194)
Service Class	(874,556)	(519,506)

	(3,109,379)	(3,152,700)

Net increase (decrease) in shares outstanding:
Initial Class	219,270	(539,536)
Service Class	750,341	1,235,207

	969,611	695,671

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Morgan Stanley Capital Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$16.03		$15.68	$15.13	$10.32	$11.03

Investment operations:
Net investment income (loss) (A)	(0.04	)(B)	(0.06)	(0.04)	(0.01)	0.09
Net realized and unrealized gain (loss)	(0.20)		1.80	0.95	4.96	1.51

Total investment operations	(0.24)		1.74	0.91	4.95	1.60

Dividends and/or distributions to shareholders:
Net investment income	—		—	—	(0.08)	—
Net realized gains	(2.34)		(1.39)	(0.36)	(0.06)	(2.31)

Total dividends and/or distributions to shareholders	(2.34)		(1.39)	(0.36)	(0.14)	(2.31)

Net asset value, end of year	$13.45		$16.03	$15.68	$15.13	$10.32

Total return (C)	(2.26)%		11.79%	6.00%	48.25%	15.55%

Ratio and supplemental data:
Net assets end of year (000’s)	$170,984		$200,273	$204,432	$208,314	$154,340
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.88%		0.87%	0.88%	0.88%	0.91%
Including waiver and/or reimbursement and recapture	0.87	%(B)	0.87%	0.88%	0.90%	0.90%
Net investment income (loss) to average net assets	(0.24	)%(B)	(0.39)%	(0.27)%	(0.05)%	0.75%
Portfolio turnover rate	39%		31%	29%	30%	51%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$15.79		$15.51	$15.00	$10.24	$10.99

Investment operations:
Net investment income (loss) (A)	(0.07	)(B)	(0.11)	(0.08)	(0.04)	0.06
Net realized and unrealized gain (loss)	(0.20)		1.78	0.95	4.92	1.50

Total investment operations	(0.27)		1.67	0.87	4.88	1.56

Dividends and/or distributions to shareholders:
Net investment income	—		—	—	(0.06)	—
Net realized gains	(2.34)		(1.39)	(0.36)	(0.06)	(2.31)

Total dividends and/or distributions to shareholders	(2.34)		(1.39)	(0.36)	(0.12)	(2.31)

Net asset value, end of year	$13.18		$15.79	$15.51	$15.00	$10.24

Total return (C)	(2.50)%		11.45%	5.79%	47.89%	15.20%

Ratio and supplemental data:
Net assets end of year (000’s)	$60,753		$60,939	$40,691	$36,515	$18,213
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.13%		1.12%	1.13%	1.13%	1.16%
Including waiver and/or reimbursement and recapture	1.12	%(B)	1.12%	1.13%	1.15%	1.15%
Net investment income (loss) to average net assets	(0.50	)%(B)	(0.66)%	(0.52)%	(0.34)%	0.52%
Portfolio turnover rate	39%		31%	29%	30%	51%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Morgan Stanley Capital Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2016, commissions recaptured are $18,827.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Annual Report 2016

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Transamerica Series Trust	Annual Report 2016

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2016, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are

Transamerica Series Trust	Annual Report 2016

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$20,766,611	$ —	$ —	$ —	$20,766,611
Total Borrowings	$20,766,611	$ —	$ —	$ —	$20,766,611

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Transamerica Series Trust	Annual Report 2016

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on foreign currency: The Portfolio may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Open option contracts at December 31, 2016, if any, are included within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2016.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$13,249	$—	$—	$—	$13,249
Total	$—	$13,249	$—	$—	$—	$13,249

(A)	Included within Investments, at value within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2016.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$(254,239)	$—	$—	$—	$(254,239)
Total	$—	$(254,239)	$—	$—	$—	$(254,239)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$(544,683)	$—	$—	$—	$(544,683)
Total	$—	$(544,683)	$—	$—	$—	$(544,683)

(A)	Included within Net realized gain (loss) on transactions from Investments within the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments within the Statement of Operations.

Transamerica Series Trust	Annual Report 2016

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2016.

Purchased Options and Swaptions at value
Calls	Puts
$ 150,229	$ –

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2016. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement within the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within the Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Royal Bank of Scotland PLC	$13,249	$—	$—	$13,249	$—	$—	$—	$—

Total	$13,249	$—	$—	$13,249	$—	$—	$—	$—

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

7. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Transamerica Series Trust	Annual Report 2016

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
First $500 million	0.830%	0.800%
Over $500 million	0.705%	0.675%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.90%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Annual Report 2016

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with affiliates of the adviser or sub adviser. For the year ended December 31, 2016, brokerage commissions are $121.

9. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	97.38%	97.38%
Service Class	1	87.56%	87.56%

10. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 89,065,120	$ —	$ 102,468,103	$ —

Transamerica Series Trust	Annual Report 2016

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to net operating losses, ordinary loss netting to reduce short term capital gains, and foreign currency gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (977,825)	$ 737,546	$ 240,279

As of December 31, 2016, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ —	$ 35,975,636	$ —	$ —	$ 20,402,969	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ 20,314,794	$ —	$ —	$ —	$ 49,443,732

12. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of

Transamerica Series Trust	Annual Report 2016

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

12. NEW ACCOUNTING PRONOUNCEMENTS (continued)

hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

13. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Morgan Stanley Capital Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Morgan Stanley Capital Growth VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Morgan Stanley Capital Growth VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica Morgan Stanley Capital Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $35,975,636 for the year ended December 31, 2016.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Managed Balanced VP

(unaudited)

MARKET ENVIRONMENT

Aegon USA Investment Management, LLC

In December 2016, the Conference Board reported that consumer confidence was at the highest levels since 2001. The Institute for Supply Management’s December Purchasing Manager’s Index put U.S. factory activity at a two-year high. Riskier assets in the U.S., like high-yield debt and equities, the latter of which reached all-time highs, had double-digit total returns for the year, landing both in the top-20 returning asset classes. More broadly, some $3 trillion of value rotated out of U.S. fixed income and into U.S. equities – and that was just in the two months following the election. Inflation expectations also surged in November to the highest levels in a year, as nominal interest rates leapt higher.

The end of a raucous election season helped end a long period of policy uncertainty. Donald Trump’s victory, and the Republican Party’s singular control of the Congress and the White House, buoyed the markets on the prospects of substantive tax reforms and the possibility of infrastructure spending.

The U.S. Federal Reserve’s (“Fed”) commitment to keeping interest rates historically low helped fuel risk taking. Another factor was concerns that continued economic improvement and steadily rising inflation would accelerate the Fed’s move to higher rates in 2017 and led market participants to move in 2016, while yields were low and spreads compressed.

In December, when the Fed raised rates for just the second time in two years, its own projections suggested roughly three hikes in 2017, a more aggressive pace than previously forecast. Short-term interest rates, like three-month LIBOR for example, rose to the highest levels since the financial crisis. The period of historically low rates may be coming to an end, which is raising concerns over how tighter financial conditions – especially the stronger U.S. dollar, which may have been the biggest story of 2016 – may impact borrowers globally, from emerging-market corporates to developed-market sovereigns.

Commodity prices rebounded during the year. Crude oil, which was boosted by the Organization of Petroleum Exporting Countries’ (“OPEC”) December decision to cut production, closed near its high for the year. Also supporting commodity prices was China’s top line economic growth, which stabilized at 6.7%. Partly due to concerted fiscal stimulus, this was a welcomed sign after years of steadily declining growth from the world’s largest commodities importer.

Overall, 2016 was a volatile year that started on the wrong foot with a 10% decline in the S&P 500® in the first six weeks. Crude oil prices reached depths not seen in over a decade, and the 10-year U.S. Treasury yield hit an all-time low by July (1.37%). Geopolitical risks – like Great Britain’s referendum to leave the European Union (“Brexit”), turmoil in Syria, deadly terror attacks in the West, and an attempted coup in Turkey – proved to be momentous social and political events, but they had little lasting impact on the year’s financial market performance.

J.P. Morgan Investment Management Inc.

U.S. equity markets in 2016 can be best described as a tale of two halves. In the first half, volatility was attributable to several factors including the sudden devaluation of the Chinese renminbi, crude oil prices falling below $30 a barrel, fears of a global economic slowdown and the unexpected vote by the citizens of the United Kingdom to leave the European Union (”Brexit”). However, improvement in global economic growth, recovering commodity prices and the realization that the Brexit vote was a political crisis rather than a financial crisis contributed to equity markets stabilizing. Improving sentiment led to a shift in market leadership from the defensive to the cyclical sectors. The rotation into cyclicals intensified when in a surprising turn of events, Donald J. Trump was elected the 45th president of the U.S.

PERFORMANCE

For year ended December 31, 2016, Transamerica Multi-Managed Balanced VP, Initial Class returned 7.87%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Bloomberg Barclays U.S. Aggregate Bond Index, returned 11.96% and 2.65%, respectively.

STRATEGY REVIEW

Aegon USA Investment Management, LLC

Throughout the year, the Portfolio was positioned to capture additional yield by underweighting Treasury and agency mortgage-backed securities and overweighting spread asset classes, including investment grade corporate bonds, commercial mortgage-backed securities, asset-backed securities, and non-agency, mortgage-backed securities. Overall, this asset class positioning contributed positively to performance relative to the benchmark. The largest benefits came from spread tightening within the spread asset classes and strong current income generation.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Managed Balanced VP

(unaudited)

STRATEGY REVIEW (continued)

Partially offsetting this positive relative performance was a negative contribution from yield-curve positioning. Rates shifted higher across the curve, particularly in the fourth quarter, and although the overall portfolio duration was slightly shorter than the benchmark, positioning at certain points on the curve led to negative relative performance as curve shifts varied across the maturity spectrum. Security selection within investment grade corporate bonds was also a detractor from relative performance.

J.P. Morgan Investment Management Inc.

Stock selection in the media, health services and systems and technology sectors helped results, while stock selection in the pharmaceutical /medical technology, insurance and consumer cyclical sectors weighed on returns.

Among positives, an overweight in Time Warner, Inc. in the media sector contributed to returns after AT&T offered to acquire the company. Due to valuable content assets like HBO and its Warner Brothers film unit, we believe Time Warner, Inc. may provide AT&T with new sources of growth amid efforts to diversify its revenue base as its wireless business matures.

In health services/systems, an overweight in UnitedHealth Group, Inc. bolstered returns after better-than-expected cost control and strong premium growth allowed the company to sidestep broader pressures within the sector. We remain positive due to what we see as the high potential of the company’s Optum Health platform, improving medical loss ratios and positive exposure to the broad stabilization of Medicare Advantage cost trends. An underweight in Walt Disney Co. contributed amid concerns about ESPN subscribers and tough film comparisons after its successful 2015 film slate. However, we reduced the underweight as investor focus shifted to Walt Disney Co.’s 2018 fiscal year.

On the negative side, an underweight in NVIDIA Corp. within the semiconductors/hardware sector weighed on performance; the company continued to show tremendous strength in its gaming segment while developing new markets in automotive content and deep learning. While these new markets may be commoditized in the future, its gaming growth led us to shift to a neutral stance in the near-term.

Within financials, not holding JPMorgan Chase & Co. weighed on performance. Strong earnings growth was enabled by continued strength in cost control, along with fixed income, currencies and commodities performance and asset quality. The broader, post-election rally for financials further boosted the bank due to expected rises in loan growth and interest rates. We are unable to hold JPMorgan due to regulatory restrictions.

In pharmaceutical/medical technology, our underweight in Johnson & Johnson detracted, as the company reported market share gains in several key pharmaceutical products, lowered interest rate expenses and improved cost management. While we find the strength in its pharmaceutical unit to be incrementally positive, we were concerned about the impact of broader pricing pressures on Johnson & Johnson and were skeptical about its capital allocation execution.

During the period, the Portfolio used derivatives. These positions added to performance.

Brian W. Westhoff, CFA

Doug Weih, CFA

Matthew Q. Buchanan, CFA

Bradley D. Doyle, CFA

Tyler A. Knight, CFA

Co-Portfolio Manager

Aegon USA Investment Management, LLC

Raffaele Zingone, CFA

Tim Snyder, CFA

Aryeh Glatter

Steven G. Lee

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Managed Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	7.87%	9.75%	7.15%	05/01/2002
S&P 500® (A)	11.96%	14.66%	6.95%
Bloomberg Barclays U.S. Aggregate Bond Index (B)	2.65%	2.23%	4.34%
Service Class	7.64%	9.48%	6.89%	05/01/2003

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Managed Balanced VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,043.70	$3.39	$1,021.80	$3.35	0.66%
Service Class	1,000.00	1,042.40	4.77	1,020.50	4.72	0.93

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	59.7%
Corporate Debt Securities	15.3
U.S. Government Obligations	9.0
U.S. Government Agency Obligations	6.3
Mortgage-Backed Securities	4.7
Short-Term U.S. Government Agency Obligations	4.5
Repurchase Agreement	2.8
Asset-Backed Securities	2.4
Short-Term U.S. Government Obligations	1.2
Securities Lending Collateral	0.8
Foreign Government Obligations	0.5
Municipal Government Obligations	0.3
Preferred Stocks	0.0 *
Net Other Assets (Liabilities) ^	(7.5)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 59.7%
Aerospace & Defense - 0.9%
General Dynamics Corp.	26,071	$ 4,501,419
L3 Technologies, Inc.	9,892	1,504,672
Northrop Grumman Corp.	10,752	2,500,700
Textron, Inc.	10,364	503,276
United Technologies Corp.	32,682	3,582,601

		12,592,668

Air Freight & Logistics - 0.1%
United Parcel Service, Inc., Class B	6,921	793,423

Airlines - 0.5%
Delta Air Lines, Inc.	50,122	2,465,501
United Continental Holdings, Inc. (A)	55,502	4,044,986

		6,510,487

Auto Components - 0.2%
Delphi Automotive PLC, Class A	33,926	2,284,916
Lear Corp.	6,176	817,517

		3,102,433

Automobiles - 0.3%
Ford Motor Co.	37,998	460,916
General Motors Co.	105,721	3,683,319

		4,144,235

Banks - 3.7%
Bank of America Corp.	638,295	14,106,319
BB&T Corp.	23,676	1,113,246
Citigroup, Inc.	225,491	13,400,930
Huntington Bancshares, Inc., Class A	32,800	433,616
KeyCorp	181,741	3,320,408
Regions Financial Corp.	77,377	1,111,134
SunTrust Banks, Inc.	7,600	416,860
SVB Financial Group (A)	6,069	1,041,805
Wells Fargo & Co.	277,707	15,304,433
Zions Bancorporation	15,209	654,595

		50,903,346

Beverages - 1.9%
Coca-Cola Co.	107,972	4,476,519
Constellation Brands, Inc., Class A	29,583	4,535,370
Dr. Pepper Snapple Group, Inc.	7,576	686,916
Molson Coors Brewing Co., Class B	52,016	5,061,677
PepsiCo, Inc.	110,517	11,563,393

		26,323,875

Biotechnology - 1.7%
Alexion Pharmaceuticals, Inc. (A)	9,118	1,115,587
Biogen, Inc. (A)	20,937	5,937,314
BioMarin Pharmaceutical, Inc. (A)	4,189	347,017
Celgene Corp. (A)	55,897	6,470,078
Gilead Sciences, Inc.	96,486	6,909,363
Vertex Pharmaceuticals, Inc. (A)	27,482	2,024,599

		22,803,958

Building Products - 0.4%
Allegion PLC	28,582	1,829,248
Johnson Controls International PLC	18,448	759,873
Masco Corp.	67,967	2,149,117

		4,738,238

Capital Markets - 2.2%
Ameriprise Financial, Inc.	6,800	754,392
Bank of New York Mellon Corp.	81,026	3,839,012

	Shares	Value
COMMON STOCKS (continued)
Capital Markets (continued)
BlackRock, Inc., Class A	7,279	$ 2,769,951
Charles Schwab Corp.	169,334	6,683,613
Goldman Sachs Group, Inc.	2,925	700,391
Intercontinental Exchange, Inc.	59,172	3,338,484
Morgan Stanley	189,667	8,013,431
State Street Corp.	40,034	3,111,442

		29,210,716

Chemicals - 1.3%
Dow Chemical Co.	47,671	2,727,735
E.I. du Pont de Nemours & Co.	83,332	6,116,569
Eastman Chemical Co.	58,426	4,394,219
Monsanto Co.	5,557	584,652
Mosaic Co.	108,622	3,185,883

		17,009,058

Communications Equipment - 0.2%
Cisco Systems, Inc.	99,444	3,005,198

Construction & Engineering - 0.1%
Fluor Corp.	27,716	1,455,644

Construction Materials - 0.1%
Martin Marietta Materials, Inc.	4,972	1,101,447

Consumer Finance - 0.6%
Capital One Financial Corp.	51,888	4,526,709
Discover Financial Services	52,535	3,787,248

		8,313,957

Containers & Packaging - 0.3%
Crown Holdings, Inc. (A)	30,223	1,588,823
Sealed Air Corp., Class A	25,570	1,159,344
WestRock Co.	31,485	1,598,493

		4,346,660

Diversified Financial Services - 0.9%
Berkshire Hathaway, Inc., Class B (A)	73,578	11,991,742
Voya Financial, Inc.	922	36,161

		12,027,903

Diversified Telecommunication Services - 1.0%
AT&T, Inc.	215,657	9,171,892
CenturyLink, Inc.	21,868	520,021
Verizon Communications, Inc.	81,003	4,323,940

		14,015,853

Electric Utilities - 1.4%
Edison International	54,555	3,927,414
FirstEnergy Corp.	16,900	523,393
NextEra Energy, Inc.	52,221	6,238,321
PG&E Corp.	74,886	4,550,822
Pinnacle West Capital Corp.	18,600	1,451,358
Xcel Energy, Inc.	70,540	2,870,978

		19,562,286

Electrical Equipment - 0.3%
Eaton Corp. PLC	68,079	4,567,420

Electronic Equipment, Instruments & Components - 0.4%
TE Connectivity, Ltd.	72,827	5,045,455

Energy Equipment & Services - 0.6%
Halliburton Co.	33,035	1,786,863
Schlumberger, Ltd.	68,313	5,734,876

		7,521,739

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts - 1.5%
American Tower Corp., Class A	3,530	$ 373,050
AvalonBay Communities, Inc.	19,134	3,389,588
Brixmor Property Group, Inc.	18,895	461,416
Camden Property Trust	3,000	252,210
Equinix, Inc.	5,512	1,970,044
Essex Property Trust, Inc.	3,500	813,750
HCP, Inc.	41,965	1,247,200
Kimco Realty Corp.	64,022	1,610,794
Liberty Property Trust, Series C	21,388	844,826
Macerich Co., Class A	2,279	161,444
Prologis, Inc., Class A	41,724	2,202,610
Public Storage	3,692	825,162
Regency Centers Corp.	9,125	629,169
Simon Property Group, Inc.	14,527	2,581,012
SL Green Realty Corp.	10,890	1,171,220
Spirit Realty Capital, Inc.	33,362	362,311
STORE Capital Corp.	34,662	856,498

		19,752,304

Food & Staples Retailing - 1.1%
Costco Wholesale Corp.	30,791	4,929,947
Kroger Co.	99,776	3,443,270
Wal-Mart Stores, Inc.	10,430	720,922
Walgreens Boots Alliance, Inc.	61,657	5,102,733

		14,196,872

Food Products - 0.7%
Archer-Daniels-Midland Co.	14,523	662,975
J.M. Smucker, Co.	2,693	344,865
Kraft Heinz Co.	26,125	2,281,235
Mondelez International, Inc., Class A	148,711	6,592,359

		9,881,434

Health Care Equipment & Supplies - 1.0%
Abbott Laboratories	146,524	5,627,987
Becton Dickinson and Co.	4,600	761,530
Boston Scientific Corp. (A)	225,839	4,884,897
Cooper Cos., Inc.	2,004	350,560
Danaher Corp.	17,290	1,345,854
Zimmer Biomet Holdings, Inc., Class A	6,714	692,885

		13,663,713

Health Care Providers & Services - 1.7%
Aetna, Inc.	39,652	4,917,245
Cigna Corp.	10,757	1,434,876
HCA Holdings, Inc. (A)	5,505	407,480
Humana, Inc., Class A	15,963	3,256,931
Laboratory Corp. of America Holdings (A)	3,995	512,878
McKesson Corp.	9,109	1,279,359
Quest Diagnostics, Inc.	7,136	655,798
UnitedHealth Group, Inc.	70,212	11,236,729

		23,701,296

Hotels, Restaurants & Leisure - 0.7%
Royal Caribbean Cruises, Ltd., Class A	31,098	2,551,280
Starbucks Corp.	97,249	5,399,264
Yum! Brands, Inc.	24,205	1,532,903

		9,483,447

Household Durables - 0.2%
D.R. Horton, Inc.	42,561	1,163,192
Newell Brands, Inc.	9,402	419,800

	Shares	Value
COMMON STOCKS (continued)
Household Durables (continued)
PulteGroup, Inc.	63,690	$ 1,170,622
Toll Brothers, Inc. (A)	12,857	398,567

		3,152,181

Household Products - 1.0%
Kimberly-Clark Corp.	46,293	5,282,957
Procter & Gamble Co.	95,725	8,048,558

		13,331,515

Industrial Conglomerates - 1.6%
General Electric Co.	409,089	12,927,212
Honeywell International, Inc.	78,156	9,054,373

		21,981,585

Insurance - 1.6%
American International Group, Inc.	46,637	3,045,862
Arthur J. Gallagher & Co.	50,011	2,598,572
Chubb, Ltd.	38,603	5,100,228
Everest RE Group, Ltd.	6,289	1,360,940
Hartford Financial Services Group, Inc.	16,800	800,520
MetLife, Inc.	147,401	7,943,440
XL Group, Ltd.	36,431	1,357,419

		22,206,981

Internet & Direct Marketing Retail - 1.0%
Amazon.com, Inc. (A)	18,171	13,625,888

Internet Software & Services - 2.9%
Alphabet, Inc., Class A (A)	15,267	12,098,334
Alphabet, Inc., Class C (A)	15,383	11,872,907
Facebook, Inc., Class A (A)	130,234	14,983,422

		38,954,663

IT Services - 2.2%
Accenture PLC, Class A	91,398	10,705,448
Cognizant Technology Solutions Corp., Class A (A)	20,029	1,122,225
Fidelity National Information Services, Inc.	51,319	3,881,769
International Business Machines Corp.	7,937	1,317,463
MasterCard, Inc., Class A	11,533	1,190,782
PayPal Holdings, Inc. (A)	47,351	1,868,944
Vantiv, Inc., Class A (A)	10,680	636,741
Visa, Inc., Class A	94,500	7,372,890
WEX, Inc. (A)	14,823	1,654,247

		29,750,509

Life Sciences Tools & Services - 0.4%
Agilent Technologies, Inc.	30,843	1,405,207
Illumina, Inc. (A)	12,891	1,650,563
Thermo Fisher Scientific, Inc.	16,017	2,259,999

		5,315,769

Machinery - 1.2%
Cummins, Inc.	13,391	1,830,148
Deere & Co.	7,217	743,640
Fortive Corp.	6,047	324,301
Ingersoll-Rand PLC	22,399	1,680,821
PACCAR, Inc.	61,799	3,948,956
Parker-Hannifin Corp.	5,746	804,440
Pentair PLC	7,093	397,704
Snap-on, Inc.	15,100	2,586,177
Stanley Black & Decker, Inc.	36,109	4,141,341

		16,457,528

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Media - 2.7%
CBS Corp., Class B	7,000	$ 445,340
Charter Communications, Inc., Class A (A)	24,039	6,921,309
Comcast Corp., Class A	141,638	9,780,104
DISH Network Corp., Class A (A)	34,455	1,995,978
Sirius XM Holdings, Inc. (B)	188,499	838,820
Time Warner, Inc.	52,532	5,070,914
Twenty-First Century Fox, Inc., Class A	298,790	8,378,072
Walt Disney Co.	30,621	3,191,321

		36,621,858

Metals & Mining - 0.1%
Newmont Mining Corp.	20,265	690,429
U.S. Steel Corp.	6,750	222,817

		913,246

Multi-Utilities - 0.4%
Ameren Corp.	61,900	3,247,274
CMS Energy Corp.	62,814	2,614,319

		5,861,593

Multiline Retail - 0.2%
Dollar General Corp.	34,029	2,520,528

Oil, Gas & Consumable Fuels - 3.9%
Anadarko Petroleum Corp., Class A	52,800	3,681,744
Apache Corp.	9,001	571,293
Cabot Oil & Gas Corp.	58,369	1,363,500
Cheniere Energy, Inc. (A)	19,700	816,171
Chevron Corp.	55,519	6,534,586
Concho Resources, Inc. (A)	13,386	1,774,984
Diamondback Energy, Inc. (A)	33,778	3,413,605
EOG Resources, Inc.	52,815	5,339,597
EQT Corp.	34,113	2,230,990
Exxon Mobil Corp.	174,066	15,711,197
Kinder Morgan, Inc.	64,223	1,330,058
Marathon Petroleum Corp.	22,313	1,123,460
Occidental Petroleum Corp.	32,570	2,319,961
Pioneer Natural Resources Co.	31,717	5,711,280
Valero Energy Corp.	19,065	1,302,521

		53,224,947

Pharmaceuticals - 3.5%
Allergan PLC (A)	30,826	6,473,768
Bristol-Myers Squibb Co.	149,151	8,716,384
Eli Lilly & Co.	87,269	6,418,635
Johnson & Johnson	62,213	7,167,560
Merck & Co., Inc.	76,391	4,497,138
Mylan NV (A)	14,878	567,596
Pfizer, Inc.	413,170	13,419,762

		47,260,843

Road & Rail - 0.9%
Canadian Pacific Railway, Ltd.	21,776	3,108,960
Union Pacific Corp.	88,755	9,202,118

		12,311,078

Semiconductors & Semiconductor Equipment - 2.1%
Analog Devices, Inc., Class A	79,163	5,748,817
Applied Materials, Inc., Class A	23,930	772,221
Broadcom, Ltd.	53,088	9,384,366
KLA-Tencor Corp.	6,366	500,877

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Lam Research Corp.	34,123	$ 3,607,825
NVIDIA Corp.	8,300	885,942
NXP Semiconductors NV (A)	11,080	1,085,951
ON Semiconductor Corp. (A)	68,500	874,060
Texas Instruments, Inc.	83,912	6,123,058

		28,983,117

Software - 2.6%
Adobe Systems, Inc. (A)	77,519	7,980,581
Microsoft Corp.	411,297	25,557,996
Oracle Corp.	28,369	1,090,788
Workday, Inc., Class A (A) (B)	14,110	932,530

		35,561,895

Specialty Retail - 2.2%
AutoZone, Inc. (A)	300	236,937
Best Buy Co., Inc.	33,148	1,414,425
Home Depot, Inc.	74,227	9,952,356
Lowe’s Cos., Inc.	94,990	6,755,689
O’Reilly Automotive, Inc. (A)	13,372	3,722,898
Ross Stores, Inc.	17,071	1,119,858
Signet Jewelers, Ltd.	1,911	180,131
TJX Cos., Inc.	94,776	7,120,521

		30,502,815

Technology Hardware, Storage & Peripherals - 2.3%
Apple, Inc.	229,561	26,587,755
Hewlett Packard Enterprise Co.	73,221	1,694,334
HP, Inc.	218,367	3,240,566

		31,522,655

Textiles, Apparel & Luxury Goods - 0.1%
NIKE, Inc., Class B	13,900	706,537
PVH Corp.	3,403	307,087
Ralph Lauren Corp., Class A	4,604	415,833

		1,429,457

Tobacco - 0.8%
Altria Group, Inc.	35,900	2,427,558
Philip Morris International, Inc.	44,824	4,100,948
Reynolds American, Inc., Class A	70,947	3,975,870

		10,504,376

Wireless Telecommunication Services - 0.0% (C)
T-Mobile US, Inc. (A)	8,248	474,342

Total Common Stocks (Cost $709,709,907)		812,244,434

PREFERRED STOCKS - 0.0% (C)
Banks - 0.0% (C)
Citigroup Capital XIII 7.26% (D)	15,621	403,334

Capital Markets - 0.0% (C)
State Street Corp. Series D, 5.90% (D)	3,072	79,473

Electric Utilities - 0.0% (C)
SCE Trust III Series H, 5.75% (D)	1,280	32,602

Total Preferred Stocks (Cost $537,460)		515,409

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES - 2.4%
321 Henderson Receivables VI LLC Series 2010-1A, Class A, 5.56%, 07/15/2059 (E)	$ 578,052	$ 626,583
American Tower Trust 1 Series 2013-1A, Class 1A, 1.55%, 03/15/2043 (E)	2,242,000	2,240,164
Avis Budget Rental Car Funding AESOP LLC
Series 2013-1A, Class A,
1.92%, 09/20/2019 (E)	310,000	308,441
Series 2014-1A, Class A,
2.46%, 07/20/2020 (E)	720,000	718,266
BlueMountain CLO, Ltd. Series 2015-2A, Class A1, 2.31% (D), 07/18/2027 (E)	910,000	912,171
BXG Receivables Note Trust Series 2015-A, Class A, 2.88%, 05/02/2030 (E)	1,241,557	1,226,889
Green Tree Agency Advance Funding Trust I
Series 2015-T2, Class AT2,
3.09%, 10/15/2048 (E)	900,000	900,000
Series 2016-T1, Class AT1,
2.38%, 10/15/2048 (E)	840,000	833,171
Hertz Vehicle Financing LLC
Series 2016-3A, Class A,
2.27%, 07/25/2020 (E)	725,000	717,966
Series 2016-4A, Class A,
2.65%, 07/25/2022 (E)	700,000	678,284
ICG US CLO, Ltd. Series 2014-1A, Class A1, 2.03% (D), 04/20/2026 (E)	2,525,000	2,516,615
JG Wentworth XXII LLC Series 2010-3A, Class A, 3.82%, 12/15/2048 (E)	650,937	657,498
MVW Owner Trust Series 2014-1A, Class A, 2.25%, 09/22/2031 (E)	400,125	395,214
NRZ Advance Receivables Trust Series 2016-T4, Class AT4, 3.11%, 12/15/2050 (E)	1,300,000	1,294,658
OCP CLO, Ltd. Series 2015-8A, Class A1, 2.41% (D), 04/17/2027 (E)	930,000	930,408
Ocwen Master Advance Receivables Trust
Series 2015-T3, Class AT3,
3.21%, 11/15/2047 (E)	1,270,000	1,269,734
Series 2016-T2, Class AT2,
2.72%, 08/16/2049 (E)	1,000,000	997,188
Orange Lake Timeshare Trust
Series 2015-AA, Class A,
2.88%, 09/08/2027 (E)	519,072	517,219
Series 2016-A, Class A,
2.61%, 03/08/2029 (E)	2,627,138	2,589,392
Palmer Square CLO, Ltd. Series 2015-2A, Class A1A, 2.38% (D), 07/20/2027 (E)	915,000	915,291
SBA Tower Trust Series 2014-1A, Class C, 2.90% (D), 10/15/2044 (E)	3,405,000	3,430,841

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Sierra Timeshare Receivables Funding LLC
Series 2013-3A, Class B,
2.70%, 10/20/2030 (E)	$ 112,656	$ 112,979
Series 2014-1A, Class A,
2.07%, 03/20/2030 (E)	260,503	258,743
Series 2014-2A, Class A,
2.05%, 06/20/2031 (E)	227,972	227,555
Series 2015-1A, Class A,
2.40%, 03/22/2032 (E)	177,706	176,873
Series 2015-1A, Class B,
3.05%, 03/22/2032 (E)	185,110	186,352
Series 2016-2A, Class A,
2.33%, 07/20/2033 (E)	1,021,502	1,003,318
Silverleaf Finance XVIII LLC Series 2014-A, Class A, 2.81%, 01/15/2027 (E)	236,647	233,325
SolarCity LMC Series III LLC Series 2014-2, Class A, 4.02%, 07/20/2044 (E)	598,318	563,727
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 04/25/2029 (E)	1,444,865	1,452,089
SPS Servicer Advance Receivables Trust Series 2016-T2, Class AT2, 2.75%, 11/15/2049 (E)	600,000	596,770
Trafigura Securitisation Finance PLC Series 2014-1A, Class A, 1.65% (D), 10/15/2018 (E)	1,420,000	1,414,476
VSE VOI Mortgage LLC Series 2016-A, Class A, 2.54%, 07/20/2033 (E)	828,193	819,066
Wellfleet CLO, Ltd. Series 2016-2A, Class A1, 2.51% (D), 10/20/2028 (E)	1,125,000	1,126,158

Total Asset-Backed Securities (Cost $32,994,622)		32,847,424

CORPORATE DEBT SECURITIES - 15.3%
Air Freight & Logistics - 0.1%
FedEx Corp.
4.90%, 01/15/2034	900,000	959,361
5.10%, 01/15/2044	215,000	233,283

		1,192,644

Airlines - 0.6%
American Airlines Pass-Through Trust
3.20%, 12/15/2029	837,030	814,012
3.70%, 04/01/2028	1,522,877	1,507,648
Delta Air Lines Pass-Through Trust
4.75%, 11/07/2021	1,004,521	1,049,724
6.82%, 02/10/2024	1,219,353	1,402,256
Northwest Airlines Pass-Through Trust 7.03%, 05/01/2021	634,769	708,529
United Airlines Pass-Through Trust 3.75%, 03/03/2028	2,049,552	2,059,800

		7,541,969

Auto Components - 0.0% (C)
BorgWarner, Inc. 3.38%, 03/15/2025	450,000	442,317

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Automobiles - 0.2%
Ford Motor Co. 4.35%, 12/08/2026	$ 1,250,000	$ 1,263,122
General Motors Co.
4.88%, 10/02/2023	640,000	670,894
6.25%, 10/02/2043	893,000	987,193

		2,921,209

Banks - 2.7%
Bank of America Corp.
2.63%, 10/19/2020, MTN	906,000	906,517
4.10%, 07/24/2023	755,000	788,673
4.25%, 10/22/2026, MTN	816,000	825,878
4.45%, 03/03/2026, MTN	575,000	592,559
5.75%, 12/01/2017	320,000	331,472
Bank One Capital III 8.75%, 09/01/2030	175,000	246,307
Bank One Corp. 8.00%, 04/29/2027	350,000	457,214
Barclays Bank PLC 10.18%, 06/12/2021 (E)	1,945,000	2,415,126
BNP Paribas SA 6.75% (D), 03/14/2022 (E) (F)	1,310,000	1,291,987
Branch Banking & Trust Co. 3.80%, 10/30/2026	500,000	513,817
Citigroup, Inc.
1.70%, 04/27/2018	753,000	751,340
2.36% (D), 09/01/2023	1,090,000	1,111,672
3.38%, 03/01/2023	582,000	584,919
6.68%, 09/13/2043	75,000	95,063
Commerzbank AG 8.13%, 09/19/2023 (E)	2,130,000	2,392,842
Cooperatieve Rabobank UA
2.25%, 01/14/2019	265,000	266,419
11.00% (D), 06/30/2019 (E) (F)	3,555,000	4,178,191
Discover Bank 3.45%, 07/27/2026	1,078,000	1,040,929
First Horizon National Corp. 3.50%, 12/15/2020	470,000	474,281
HSBC Holdings PLC
4.25%, 03/14/2024	200,000	203,225
5.25%, 03/14/2044	201,000	215,244
Intesa Sanpaolo SpA 5.02%, 06/26/2024 (E)	315,000	291,118
JPMorgan Chase & Co.
2.55%, 10/29/2020	1,919,000	1,917,584
3.25%, 09/23/2022	1,082,000	1,094,216
4.85%, 02/01/2044 (B)	1,010,000	1,123,887
6.40%, 05/15/2038	613,000	794,316
6.75% (D), 02/01/2024 (F)	66,000	71,115
JPMorgan Chase Bank NA 6.00%, 10/01/2017	741,000	764,700
KeyBank NA 3.40%, 05/20/2026, MTN	460,000	446,693
Macquarie Bank, Ltd. 1.65%, 03/24/2017 (E)	365,000	365,303
Nordea Bank AB 4.25%, 09/21/2022 (E)	2,600,000	2,708,402

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Royal Bank of Scotland Group PLC
6.00%, 12/19/2023	$ 275,000	$ 285,644
6.10%, 06/10/2023	149,000	155,960
6.40%, 10/21/2019	185,000	201,430
Societe Generale SA 5.00%, 01/17/2024 (E)	275,000	279,247
Svenska Handelsbanken AB 2.45%, 03/30/2021, MTN	2,000,000	1,986,470
Toronto-Dominion Bank 3.63% (D), 09/15/2031	1,040,000	1,015,903
US Bancorp 1.65%, 05/15/2017, MTN	915,000	916,304
Wells Fargo & Co.
2.15%, 01/15/2019	790,000	794,348
4.13%, 08/15/2023	896,000	927,108
5.38%, 11/02/2043	280,000	309,022
5.90% (D), 06/15/2024 (F)	178,000	178,890
Wells Fargo Bank NA 5.95%, 08/26/2036	431,000	507,396

		36,818,731

Beverages - 0.5%
Anheuser-Busch InBev Finance, Inc. 3.65%, 02/01/2026	2,605,000	2,644,570
Anheuser-Busch InBev Worldwide, Inc. 4.95%, 01/15/2042	1,518,000	1,652,435
Molson Coors Brewing Co.
2.10%, 07/15/2021	1,798,000	1,751,094
3.00%, 07/15/2026	1,391,000	1,314,929

		7,363,028

Biotechnology - 0.4%
AbbVie, Inc. 3.60%, 05/14/2025	947,000	937,992
Celgene Corp. 5.00%, 08/15/2045	2,024,000	2,104,414
Gilead Sciences, Inc.
2.95%, 03/01/2027	1,206,000	1,154,213
4.15%, 03/01/2047	1,055,000	1,002,042

		5,198,661

Building Products - 0.1%
Owens Corning 4.20%, 12/15/2022	1,680,000	1,744,739

Capital Markets - 1.7%
Ameriprise Financial, Inc.
3.70%, 10/15/2024	1,410,000	1,440,712
7.30%, 06/28/2019	1,180,000	1,324,458
Credit Suisse Group Funding Guernsey, Ltd. 3.75%, 03/26/2025	695,000	684,437
3.80%, 06/09/2023	1,515,000	1,513,330
Deutsche Bank AG
2.22% (D), 08/20/2020	280,000	271,709
4.25%, 10/14/2021 (E)	2,090,000	2,098,059
6.00%, 09/01/2017	550,000	563,013
Goldman Sachs Group, Inc.
2.75%, 09/15/2020	1,050,000	1,054,536
5.75%, 01/24/2022	1,575,000	1,770,639

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Goldman Sachs Group, Inc.(continued)
6.25%, 02/01/2041	$ 175,000	$ 216,924
6.75%, 10/01/2037	499,000	616,189
Macquarie Group, Ltd. 6.25%, 01/14/2021 (E)	1,297,000	1,435,979
Morgan Stanley
5.00%, 11/24/2025	1,840,000	1,965,648
5.75%, 01/25/2021	3,210,000	3,561,739
Oaktree Capital Management, LP 6.75%, 12/02/2019 (E)	705,000	783,595
UBS AG
1.80%, 03/26/2018, MTN	1,205,000	1,205,833
7.63%, 08/17/2022	1,521,000	1,724,434
UBS Group Funding Jersey, Ltd. 4.13%, 09/24/2025 (E)	962,000	980,535

		23,211,769

Chemicals - 0.1%
LyondellBasell Industries NV 5.00%, 04/15/2019	442,000	467,040
Monsanto Co. 4.40%, 07/15/2044	480,000	463,918

		930,958

Commercial Services & Supplies - 0.1%
ERAC USA Finance LLC
2.70%, 11/01/2023 (E)	295,000	283,397
3.85%, 11/15/2024 (E)	720,000	731,707
Hutchison Whampoa International 14, Ltd. 1.63%, 10/31/2017 (E)	935,000	932,826

		1,947,930

Communications Equipment - 0.1%
Cisco Systems, Inc. 2.13%, 03/01/2019 (B)	225,000	227,965
Harris Corp. 5.55%, 10/01/2021	1,250,000	1,379,249

		1,607,214

Construction & Engineering - 0.1%
SBA Tower Trust 2.88%, 07/15/2021 (E)	1,477,000	1,464,416

Construction Materials - 0.1%
LafargeHolcim Finance US LLC 4.75%, 09/22/2046 (E)	330,000	319,159
Martin Marietta Materials, Inc. 4.25%, 07/02/2024	1,065,000	1,082,051

		1,401,210

Consumer Finance - 0.3%
Ally Financial, Inc. 3.50%, 01/27/2019	1,075,000	1,080,375
American Express Co. 4.05%, 12/03/2042	300,000	289,505
BMW US Capital LLC 2.80%, 04/11/2026 (E)	1,005,000	967,820
Discover Financial Services
3.75%, 03/04/2025	884,000	864,252
3.85%, 11/21/2022	793,000	805,080

		4,007,032

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Containers & Packaging - 0.2%
International Paper Co. 4.75%, 02/15/2022	$ 694,000	$ 750,714
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.13%, 07/15/2023 (E)	650,000	663,812
5.75%, 10/15/2020	1,295,000	1,335,469

		2,749,995

Diversified Consumer Services - 0.0% (C)
President and Fellows of Harvard College 3.62%, 10/01/2037	95,000	94,299

Diversified Telecommunication Services - 0.7%
AT&T, Inc.
3.00%, 06/30/2022	2,024,000	1,986,779
3.40%, 05/15/2025	1,300,000	1,252,970
4.35%, 06/15/2045	445,000	396,509
4.60%, 02/15/2021	285,000	301,438
5.00%, 03/01/2021	850,000	914,185
GTP Acquisition Partners I LLC 2.35%, 06/15/2045 (E)	210,000	204,653
Hughes Satellite Systems Corp. 7.63%, 06/15/2021	370,000	406,075
Intelsat Jackson Holdings SA 7.25%, 04/01/2019 (B)	220,000	184,800
Sprint Capital Corp. 6.88%, 11/15/2028	175,000	172,812
Verizon Communications, Inc.
3.45%, 03/15/2021	620,000	640,090
4.50%, 09/15/2020	185,000	197,971
5.15%, 09/15/2023	1,916,000	2,118,604
6.55%, 09/15/2043	713,000	890,521

		9,667,407

Electric Utilities - 0.5%
Appalachian Power Co. 3.40%, 06/01/2025	550,000	556,997
Cleveland Electric Illuminating Co.
5.95%, 12/15/2036	114,000	126,577
8.88%, 11/15/2018	65,000	73,045
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	2,295,000	2,179,700
Entergy Arkansas, Inc. 3.70%, 06/01/2024	267,000	276,625
Jersey Central Power & Light Co. 7.35%, 02/01/2019	128,000	140,200
Niagara Mohawk Power Corp. 4.88%, 08/15/2019 (E)	347,000	370,302
Oncor Electric Delivery Co. LLC
4.10%, 06/01/2022	1,262,000	1,347,787
5.30%, 06/01/2042	75,000	87,970
PacifiCorp
3.60%, 04/01/2024	1,631,000	1,696,268
5.75%, 04/01/2037	150,000	183,760

		7,039,231

Energy Equipment & Services - 0.1%
Schlumberger Holdings Corp. 3.00%, 12/21/2020 (E)	602,000	614,734
Schlumberger Investment SA 3.65%, 12/01/2023	132,000	138,267

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services (continued)
Weatherford International, Ltd. 5.95%, 04/15/2042	$ 155,000	$ 117,025

		870,026

Equity Real Estate Investment Trusts - 1.0%
CBL & Associates, LP 5.25%, 12/01/2023	1,036,000	1,018,676
EPR Properties
4.50%, 04/01/2025	955,000	943,395
4.75%, 12/15/2026	1,345,000	1,331,857
HCP, Inc. 3.40%, 02/01/2025	920,000	880,277
Hospitality Properties Trust 5.00%, 08/15/2022	1,250,000	1,319,639
Kilroy Realty, LP
4.25%, 08/15/2029	1,120,000	1,097,053
6.63%, 06/01/2020	900,000	1,006,392
Realty Income Corp.
3.88%, 07/15/2024	965,000	985,369
6.75%, 08/15/2019	240,000	268,219
Simon Property Group, LP 3.38%, 10/01/2024	2,010,000	2,028,729
VEREIT Operating Partnership, LP
3.00%, 02/06/2019	1,208,000	1,204,980
4.13%, 06/01/2021	788,000	799,820

		12,884,406

Food & Staples Retailing - 0.4%
CVS Health Corp.
2.13%, 06/01/2021	1,855,000	1,818,909
5.30%, 12/05/2043	209,000	236,815
Wal-Mart Stores, Inc.
4.00%, 04/11/2043	191,000	191,873
4.30%, 04/22/2044	925,000	976,129
Walgreens Boots Alliance, Inc. 3.30%, 11/18/2021	1,833,000	1,867,407

		5,091,133

Food Products - 0.2%
Bunge, Ltd. Finance Corp. 3.25%, 08/15/2026	460,000	441,726
Kraft Heinz Foods Co.
2.80%, 07/02/2020	880,000	888,362
4.38%, 06/01/2046	1,348,000	1,268,440
4.88%, 02/15/2025 (E)	535,000	577,145

		3,175,673

Health Care Equipment & Supplies - 0.2%
Abbott Laboratories 3.75%, 11/30/2026	1,230,728	1,222,225
Becton Dickinson and Co. 2.68%, 12/15/2019	310,000	314,529
Boston Scientific Corp. 2.65%, 10/01/2018	968,000	978,616

		2,515,370

Health Care Providers & Services - 0.3%
Anthem, Inc.
1.88%, 01/15/2018	306,000	306,135
2.30%, 07/15/2018	853,000	858,576
3.30%, 01/15/2023	100,000	99,832

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Coventry Health Care, Inc. 5.45%, 06/15/2021	$ 222,000	$ 246,533
Express Scripts Holding Co.
3.40%, 03/01/2027	334,000	312,928
4.80%, 07/15/2046	603,000	577,328
HCA Holdings, Inc. 6.25%, 02/15/2021	345,000	371,306
Tenet Healthcare Corp. 6.25%, 11/01/2018	210,000	221,550
UnitedHealth Group, Inc. 3.38%, 11/15/2021	569,000	590,466

		3,584,654

Industrial Conglomerates - 0.4%
General Electric Co.
5.00% (D), 01/21/2021 (F)	3,247,000	3,369,412
5.50%, 01/08/2020, MTN	610,000	668,374
6.88%, 01/10/2039, MTN	645,000	909,413

		4,947,199

Insurance - 0.5%
American International Group, Inc. 8.18% (D), 05/15/2068	42,000	53,130
CNA Financial Corp. 5.88%, 08/15/2020	1,155,000	1,275,918
Fidelity National Financial, Inc.
5.50%, 09/01/2022	255,000	269,723
6.60%, 05/15/2017	800,000	813,678
Hartford Financial Services Group, Inc. 5.13%, 04/15/2022	57,000	63,224
Lincoln National Corp. 8.75%, 07/01/2019	306,000	352,078
Metropolitan Life Global Funding I 1.30%, 04/10/2017 (E)	825,000	825,464
OneBeacon US Holdings, Inc. 4.60%, 11/09/2022	1,320,000	1,315,944
Pacific Life Insurance Co. 9.25%, 06/15/2039 (E)	425,000	627,778
Reinsurance Group of America, Inc. 3.63% (D), 12/15/2065	1,861,000	1,563,240

		7,160,177

IT Services - 0.2%
Hewlett Packard Enterprise Co. 3.60%, 10/15/2020	1,427,000	1,451,707
International Business Machines Corp. 3.63%, 02/12/2024	407,000	423,829
MasterCard, Inc.
2.00%, 04/01/2019	224,000	225,419
3.38%, 04/01/2024	144,000	148,117

		2,249,072

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc. 2.40%, 02/01/2019	972,000	979,389

Machinery - 0.0% (C)
Doosan Heavy Industries & Construction Co., Ltd. 2.13%, 04/27/2020 (E)	580,000	565,719

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media - 0.3%
CBS Corp. 5.75%, 04/15/2020	$ 865,000	$ 954,823
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/2022	920,000	940,700
Comcast Corp. 5.88%, 02/15/2018	426,000	446,663
NBCUniversal Enterprise, Inc. 5.25%, 03/19/2021 (E) (F)	200,000	210,000
NBCUniversal Media LLC
4.38%, 04/01/2021	1,190,000	1,285,579
4.45%, 01/15/2043	514,000	525,240

		4,363,005

Metals & Mining - 0.0% (C)
BHP Billiton Finance USA, Ltd. 3.85%, 09/30/2023 (B)	180,000	190,501
Freeport-McMoRan, Inc. 3.88%, 03/15/2023 (B)	185,000	169,737
Rio Tinto Finance USA PLC 2.88%, 08/21/2022	20,000	20,083

		380,321

Multi-Utilities - 0.2%
CMS Energy Corp.
3.88%, 03/01/2024	87,000	90,482
4.88%, 03/01/2044	201,000	215,480
DTE Electric Co. 4.30%, 07/01/2044	1,519,000	1,594,957
Public Service Electric & Gas Co. 3.00%, 05/15/2025, MTN	560,000	560,347

		2,461,266

Oil, Gas & Consumable Fuels - 1.0%
Anadarko Petroleum Corp. 5.55%, 03/15/2026 (B)	1,150,000	1,287,149
Apache Corp.
4.25%, 01/15/2044	66,000	65,064
4.75%, 04/15/2043	85,000	87,552
BP Capital Markets PLC 3.12%, 05/04/2026	1,476,000	1,441,562
Energy Transfer Partners, LP
5.15%, 02/01/2043	800,000	745,490
5.95%, 10/01/2043	740,000	762,664
EnLink Midstream Partners, LP 4.85%, 07/15/2026	574,000	579,013
EOG Resources, Inc. 2.45%, 04/01/2020	371,000	371,558
Exxon Mobil Corp.
1.82%, 03/15/2019	640,000	641,050
3.04%, 03/01/2026	1,100,000	1,098,510
Husky Energy, Inc. 4.00%, 04/15/2024	185,000	188,362
Kerr-McGee Corp. 6.95%, 07/01/2024	190,000	224,161
Kinder Morgan Energy Partners, LP 4.15%, 02/01/2024	605,000	613,256
Laredo Petroleum, Inc. 7.38%, 05/01/2022	230,000	238,338
Murphy Oil Corp. 3.50%, 12/01/2017	316,000	317,580

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Nexen Energy ULC 5.88%, 03/10/2035	$ 10,000	$ 11,232
Noble Energy, Inc.
6.00%, 03/01/2041	95,000	105,480
8.25%, 03/01/2019	195,000	219,044
Petrobras Global Finance BV
5.38%, 01/27/2021	390,000	381,420
6.25%, 03/17/2024 (B)	410,000	393,272
Petroleos Mexicanos 3.50%, 07/18/2018 - 01/30/2023	1,835,000	1,713,650
Range Resources Corp. 5.75%, 06/01/2021 (E)	45,000	47,138
Shell International Finance BV
2.50%, 09/12/2026	1,311,000	1,230,064
3.75%, 09/12/2046	266,000	244,759
TransCanada PipeLines, Ltd.
3.75%, 10/16/2023 (B)	160,000	165,589
4.63%, 03/01/2034	145,000	152,901
Western Gas Partners, LP 5.38%, 06/01/2021	259,000	278,569
Williams Cos., Inc.
3.70%, 01/15/2023	83,000	80,095
7.88%, 09/01/2021	109,000	124,533
Williams Partners, LP 5.40%, 03/04/2044	128,000	124,050

		13,933,105

Pharmaceuticals - 0.3%
Actavis Funding SCS
3.00%, 03/12/2020	307,000	311,256
3.45%, 03/15/2022	606,000	615,095
3.80%, 03/15/2025	929,000	930,094
4.55%, 03/15/2035	368,000	364,244
Actavis, Inc. 3.25%, 10/01/2022	986,000	981,975
Pfizer, Inc. 4.13%, 12/15/2046	156,015	158,708
Teva Pharmaceutical Finance Co., BV 3.65%, 11/10/2021	41,000	41,527

		3,402,899

Road & Rail - 0.2%
Aviation Capital Group Corp. 7.13%, 10/15/2020 (E)	1,811,000	2,091,705
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	508,000	514,167
3.75%, 04/01/2024	48,000	50,461

		2,656,333

Semiconductors & Semiconductor Equipment - 0.2%
Intel Corp. 2.45%, 07/29/2020	1,506,000	1,527,233
KLA-Tencor Corp. 4.13%, 11/01/2021	685,000	714,325

		2,241,558

Software - 0.1%
Microsoft Corp. 2.70%, 02/12/2025	1,965,000	1,925,447

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals - 0.2%
Apple, Inc.
2.40%, 05/03/2023	$ 700,000	$ 681,602
2.85%, 02/23/2023	1,376,000	1,384,577
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 6.02%, 06/15/2026 (E)	1,053,000	1,140,711
HP, Inc. 3.75%, 12/01/2020	45,000	46,592

		3,253,482

Tobacco - 0.1%
Altria Group, Inc. 4.00%, 01/31/2024	911,000	962,578
RJ Reynolds Tobacco Co. 8.13%, 06/23/2019	450,000	513,376

		1,475,954

Trading Companies & Distributors - 0.2%
International Lease Finance Corp.
7.13%, 09/01/2018 (E)	1,175,000	1,266,063
8.25%, 12/15/2020	1,147,000	1,336,255

		2,602,318

Wireless Telecommunication Services - 0.6%
America Movil SAB de CV
3.13%, 07/16/2022	425,000	418,500
4.38%, 07/16/2042	250,000	231,479
Crown Castle Towers LLC
3.22%, 05/15/2042 (E)	1,036,000	1,053,125
4.88%, 08/15/2040 (E)	675,000	718,788
6.11%, 01/15/2040 (E)	2,246,000	2,433,453
SBA Tower Trust 2.24%, 04/15/2043 (E)	280,000	280,522
Sprint Communications, Inc. 9.00%, 11/15/2018 (E)	2,445,000	2,695,613
Sprint Corp. 7.88%, 09/15/2023	200,000	213,500
T-Mobile USA, Inc.
6.46%, 04/28/2019	20,000	20,350
6.63%, 04/28/2021	75,000	78,281
6.73%, 04/28/2022	75,000	78,375
6.84%, 04/28/2023	25,000	26,781

		8,248,767

Total Corporate Debt Securities (Cost $210,133,428)		208,312,032

FOREIGN GOVERNMENT OBLIGATIONS - 0.5%
Brazil - 0.0% (C)
Brazil Government International Bond 4.25%, 01/07/2025 (B)	230,000	215,050

Colombia - 0.1%
Colombia Government International Bond
4.00%, 02/26/2024 (B)	305,000	308,050
4.50%, 01/28/2026	200,000	206,000

		514,050

Indonesia - 0.1%
Indonesia Government International Bond
4.75%, 01/08/2026 (E)	1,160,000	1,197,450
5.38%, 10/17/2023 (E)	400,000	433,225

		1,630,675

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Mexico - 0.1%
Mexico Government International Bond 4.00%, 10/02/2023	$ 1,290,000	$ 1,293,096

Peru - 0.0% (C)
Peru Government International Bond 7.35%, 07/21/2025	160,000	205,440

Poland - 0.1%
Republic of Poland Government International Bond 3.00%, 03/17/2023	405,000	396,900

Republic of Korea - 0.1%
Export-Import Bank of Korea 4.00%, 01/11/2017	665,000	665,266
Korea Development Bank
3.00%, 03/17/2019	500,000	510,258
3.50%, 08/22/2017 (B)	475,000	479,967

		1,655,491

Saudi Arabia - 0.0% (C)
Saudi Arabia Government International Bond 2.38%, 10/26/2021 (E)	355,000	344,682

Total Foreign Government Obligations (Cost $6,250,789)		6,255,384

MORTGAGE-BACKED SECURITIES - 4.7%
Aventura Mall Trust Series 2013-AVM, Class A, 3.74% (D), 12/05/2032 (E)	1,300,000	1,365,981
Banc of America Commercial Mortgage Trust Series 2007-3, Class A1A, 5.55% (D), 06/10/2049	73,327	73,848
Banc of America Re-REMIC Trust Series 2010-UB3, Class A4B1, 5.54% (D), 06/15/2049 (E)	475,000	474,701
BB-UBS Trust
Series 2012-TFT, Class A,
2.89%, 06/05/2030 (E)	1,630,000	1,610,022
Series 2012-TFT, Class C,
3.47% (D), 06/05/2030 (E)	1,390,000	1,346,212
BB-UBS Trust, Interest Only STRIPS Series 2012-SHOW, Class XA, 0.60% (D), 11/05/2036 (E)	3,935,000	166,146
BBCMS Trust Series 2013-TYSN, Class B, 4.04%, 09/05/2032 (E)	755,000	789,581
BCAP LLC Trust
Series 2009-RR14, Class 1A1,
6.00% (D), 05/26/2037 (E)	71,823	73,586
Series 2009-RR6, Class 2A1,
3.11% (D), 08/26/2035 (E)	502,599	498,283
Series 2010-RR1, Class 12A1,
5.25% (D), 08/26/2036 (E)	139,397	140,909
Bear Stearns Commercial Mortgage Securities Trust
Series 2007-PW15, Class A1A,
5.32%, 02/11/2044	166,175	166,374

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns Commercial Mortgage Securities Trust (continued)
Series 2007-PW17, Class A1A,
5.65% (D), 06/11/2050	$ 368,876	$ 375,652
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class B, 3.58% (D), 03/13/2035 (E)	2,250,000	2,283,550
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3,
3.75%, 03/10/2047	185,000	193,609
Series 2014-GC19, Class A4,
4.02%, 03/10/2047	285,000	303,013
Citigroup Mortgage Loan Trust Series 2015-A, Class A1, 3.50% (D), 06/25/2058 (E)	1,010,144	1,025,423
COMM Mortgage Trust
Series 2010-RR1, Class GEB,
5.54% (D), 12/11/2049 (E)	1,260,000	1,264,025
Series 2013-CR11, Class AM,
4.72% (D), 10/10/2046	1,648,000	1,784,199
Series 2013-GAM, Class A2,
3.37%, 02/10/2028 (E)	170,000	172,552
Series 2013-WWP, Class B,
3.73%, 03/10/2031 (E)	1,900,000	1,950,288
Series 2014-UBS2, Class A5,
3.96%, 03/10/2047	205,000	215,851
Series 2016-GCT, Class C,
3.46% (D), 08/10/2029 (E)	690,000	688,800
Commercial Mortgage Pass-Through Certificates Series 2012-LTRT, Class A2, 3.40%, 10/05/2030 (E)	990,000	989,055
Commercial Mortgage Trust Series 2007-GG11, Class AM, 5.87% (D), 12/10/2049	150,000	153,298
Core Industrial Trust Series 2015-CALW, Class B, 3.25%, 02/10/2034 (E)	1,135,000	1,148,586
Credit Suisse Mortgage Capital Certificates Series 2009-11R, Class 5A1, 2.77% (D), 08/26/2036 (E)	558,895	551,432
CSMC Trust
Series 2010-RR1, Class 2A,
5.70% (D), 09/15/2040 (E)	333,189	334,716
Series 2014-4R, Class 21A1,
0.91% (D), 12/27/2035 (E)	950,558	917,209
DBRR Trust Series 2011-C32, Class A3A, 5.52% (D), 06/17/2049 (E)	145,794	146,330
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-RMP1, Class A2, 0.91% (D), 12/25/2036	186,291	150,988
GS Mortgage Securities Corp. II Series 2013-KING, Class E, 3.44% (D), 12/10/2027 (E)	440,000	415,691
GS Mortgage Securities Trust Series 2013-G1, Class A2, 3.56% (D), 04/10/2031 (E)	1,730,837	1,728,659

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Houston Galleria Mall Trust Series 2015-HGLR, Class A1A2, 3.09%, 03/05/2037 (E)	$ 800,000	$ 781,822
Jefferies Resecuritization Trust
Series 2009-R2, Class 2A,
3.16% (D), 12/26/2037 (E)	83,289	82,845
Series 2009-R7, Class 10A3,
6.00%, 12/26/2036 (E)	40,044	40,619
Series 2009-R7, Class 1A1,
2.91% (D), 02/26/2036 (E)	242,061	237,275
Series 2009-R7, Class 4A1,
3.21% (D), 09/26/2034 (E)	33,446	33,280
Series 2009-R9, Class 1A1,
2.80% (D), 08/26/2046 (E)	62,697	62,890
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2007-CB18, Class A1A,
5.43% (D), 06/12/2047	171,520	171,458
Series 2007-CB20, Class AM,
5.96% (D), 02/12/2051	460,000	471,072
Series 2007-LD12, Class A1A,
5.85% (D), 02/15/2051	442,941	447,917
Series 2008-C2, Class ASB,
6.13% (D), 02/12/2051	46,604	46,907
Series 2010-C1, Class B,
5.95%, 06/15/2043 (E)	420,000	420,133
Series 2012-WLDN, Class A,
3.91%, 05/05/2030 (E)	1,788,409	1,858,113
JPMorgan Resecuritization Trust Series 2014-2, Class 6A1, 2.84% (D), 05/26/2037 (E)	721,684	720,316
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class AM, 6.16% (D), 09/15/2045	145,000	149,705
Merrill Lynch Mortgage Trust Series 2007-C1, Class A1A, 5.83% (D), 06/12/2050	157,901	159,368
Mill City Mortgage Loan Trust Series 2016-1, Class A1, 2.50% (D), 04/25/2057 (E)	473,755	471,614
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6, Class AS, 3.48%, 11/15/2045	1,380,000	1,411,935
Morgan Stanley Capital Barclays Bank Trust Series 2016-MART, Class A, 2.20%, 09/13/2031 (E)	1,400,000	1,368,754
Morgan Stanley Capital I Trust
Series 2007-HQ12, Class AM,
5.78% (D), 04/12/2049	527,360	527,267
Series 2007-IQ13, Class A1A,
5.31%, 03/15/2044	247,082	247,385
Series 2007-IQ13, Class AM,
5.41%, 03/15/2044	140,000	139,878
Series 2007-IQ14, Class A1A,
5.67% (D), 04/15/2049	137,579	138,559
Series 2007-IQ15, Class AM,
5.90% (D), 06/11/2049	195,000	197,690

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Re-REMIC Trust
Series 2010-GG10, Class A4B,
5.79% (D), 08/15/2045 (E)	$ 705,000	$ 707,590
Series 2012-XA, Class A,
2.00%, 07/27/2049 (E)	29,958	29,787
Morgan Stanley Resecuritization Trust Series 2014-R3, Class 2A, 3.00% (D), 07/26/2048 (E)	1,191,877	1,176,259
Motel 6 Trust
Series 2015-MTL6, Class B,
3.30%, 02/05/2030 (E)	1,820,000	1,826,222
Series 2015-MTL6, Class C,
3.64%, 02/05/2030 (E)	2,660,000	2,667,611
Nationstar Mortgage Loan Trust Series 2013-A, Class A, 3.75% (D), 12/25/2052 (E)	593,412	616,440
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (D), 01/25/2054 (E)	477,619	490,982
Series 2014-2A, Class A3,
3.75% (D), 05/25/2054 (E)	1,335,872	1,370,160
Series 2014-3A, Class AFX3,
3.75% (D), 11/25/2054 (E)	482,124	489,104
Series 2015-2A, Class A1,
3.75% (D), 08/25/2055 (E)	978,614	1,010,445
Series 2016-2A, Class A1,
3.75% (D), 11/26/2035 (E)	1,011,404	1,027,711
Series 2016-3A, Class A1B,
3.25% (D), 09/25/2056 (E)	942,772	950,158
Series 2016-4A, Class A1,
3.75% (D), 11/25/2056 (E)	1,783,177	1,837,136
Palisades Center Trust Series 2016-PLSD, Class A, 2.71%, 04/13/2033 (E)	750,000	747,045
Provident Funding Mortgage Loan Trust Series 2005-1, Class 3A1, 1.34% (D), 05/25/2035	577,285	554,331
SCG Trust
Series 2013-SRP1, Class A,
2.10% (D), 11/15/2026 (E)	295,000	295,000
Series 2013-SRP1, Class AJ,
2.65% (D), 11/15/2026 (E)	810,000	803,148
STRIPS, Ltd. Series 2012-1A, Class A, 1.50%, 12/25/2044 (E)	9,533	9,533
Towd Point Mortgage Trust
Series 2015-3, Class A1B,
3.00% (D), 03/25/2054 (E)	2,449,443	2,470,607
Series 2015-4, Class A1B,
2.75% (D), 04/25/2055 (E)	2,936,488	2,944,974
Series 2015-5, Class A1B,
2.75% (D), 05/25/2055 (E)	1,195,366	1,198,265
Series 2015-6, Class A1B,
2.75% (D), 04/25/2055 (E)	765,519	765,987
Series 2016-1, Class A1B,
2.75% (D), 02/25/2055 (E)	1,267,981	1,270,965
Series 2016-2, Class A1A,
2.75% (D), 08/25/2055 (E)	1,198,480	1,195,979

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Towd Point Mortgage Trust (continued)
Series 2016-3, Class A1,
2.25% (D), 08/25/2055 (E)	$ 1,324,003	$ 1,313,354
Series 2016-4, Class A1,
2.25% (D), 07/25/2056 (E)	1,536,825	1,520,926
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (E)	535,000	546,509
Waldorf Astoria Boca Raton Trust Series 2016-BOCA, Class C, 3.20% (D), 06/15/2029 (E)	915,000	917,068

Total Mortgage-Backed Securities (Cost $65,182,366)		64,438,667

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.3%
California - 0.2%
Los Angeles Community College District, General Obligation Unlimited 6.60%, 08/01/2042	55,000	76,301
State of California, General Obligation Unlimited
7.30%, 10/01/2039	405,000	572,018
7.60%, 11/01/2040	260,000	391,264
7.95%, 03/01/2036	1,260,000	1,468,769
University of California, Revenue Bonds Series AD, 4.86%, 05/15/2112	50,000	48,494

		2,556,846

Georgia - 0.0% (C)
Municipal Electric Authority of Georgia, Revenue Bonds Series A, 6.64%, 04/01/2057	50,000	61,566

Illinois - 0.0% (C)
State of Illinois, General Obligation Unlimited 5.10%, 06/01/2033	250,000	223,375

New Jersey - 0.0% (C)
New Jersey Turnpike Authority, Revenue Bonds Series F, 7.41%, 01/01/2040	71,000	102,277

New York - 0.1%
Metropolitan Transportation Authority, Revenue Bonds Series E, 6.81%, 11/15/2040	60,000	80,017
New York City Water & Sewer System, Revenue Bonds Series CC, 5.88%, 06/15/2044	55,000	71,048
New York State Dormitory Authority, Revenue Bonds Series H, 5.39%, 03/15/2040	55,000	66,514

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York (continued)
Port Authority of New York & New Jersey, Revenue Bonds Series 181, 4.96%, 08/01/2046	$ 95,000	$ 106,041

		323,620

Total Municipal Government Obligations (Cost $3,277,748)		3,267,684

U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.3%
Federal Home Loan Mortgage Corp.
5.00%, 04/01/2018 - 02/01/2024	55,621	56,983
5.50%, 09/01/2018 - 06/01/2041	329,667	358,865
6.00%, 12/01/2037	109,365	126,263
Federal National Mortgage Association
Zero Coupon, 10/09/2019	745,000	706,486
1.97% (D), 02/01/2043	208,478	211,673
2.50%, TBA (G) (H)	4,166,000	4,172,591
3.00%, TBA (G) (H)	27,039,000	26,860,916
3.33% (D), 10/25/2023	245,000	253,966
3.50%, 07/01/2028 - 01/01/2029	780,930	820,782
3.50%, TBA (G) (H)	28,787,000	29,549,096
4.00%, 06/01/2042	212,646	224,718
4.00%, TBA (G) (H)	9,261,000	9,736,169
4.50%, 02/01/2025 - 06/01/2026	539,301	571,481
5.00%, 05/01/2018 - 11/01/2039	2,962,361	3,278,005
5.00%, TBA (G) (H)	4,834,000	5,266,039
5.50%, 04/01/2037 - 12/01/2041	1,607,329	1,831,654
6.00%, 08/01/2036 - 06/01/2041	1,130,788	1,295,712
6.50%, 05/01/2040	249,077	282,978
Government National Mortgage Association, Interest Only STRIPS 0.84% (D), 02/16/2053	961,798	51,323

Total U.S. Government Agency Obligations (Cost $85,722,531)		85,655,700

U.S. GOVERNMENT OBLIGATIONS - 9.0%
U.S. Treasury - 8.2%
U.S. Treasury Bond
2.25%, 08/15/2046 (B)	2,913,000	2,449,309
2.50%, 02/15/2045 - 05/15/2046	6,918,000	6,157,737
2.75%, 08/15/2042	3,418,600	3,229,644
2.88%, 08/15/2045	1,484,000	1,428,061
3.13%, 02/15/2042	1,100,000	1,116,200
3.50%, 02/15/2039	4,768,500	5,214,803
3.63%, 02/15/2044	9,460,700	10,486,221
4.50%, 02/15/2036	4,690,600	5,935,072
4.75%, 02/15/2037	4,575,000	5,954,468
5.25%, 02/15/2029	5,240,000	6,697,784
U.S. Treasury Note
0.63%, 09/30/2017	3,048,000	3,043,715
0.88%, 04/30/2017	4,884,600	4,890,183
1.00%, 09/15/2017 - 11/30/2019	3,165,000	3,150,682
1.13%, 06/30/2021	270,000	261,320
1.13%, 09/30/2021 (B)	1,205,000	1,162,307
1.25%, 11/30/2018	10,859,700	10,875,392
1.50%, 08/15/2026 (B)	195,000	179,347
1.63%, 03/31/2019 - 05/15/2026	20,369,800	19,745,048
1.75%, 11/30/2021 (B)	950,000	942,912

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Note (continued)
1.75%, 05/15/2023	$ 3,663,000	$ 3,567,703
1.88%, 11/30/2021 (B)	1,284,000	1,280,540
2.00%, 02/15/2025	3,969,000	3,862,952
2.25%, 11/15/2024	3,407,400	3,386,502
2.50%, 08/15/2023 - 05/15/2024	7,108,700	7,223,095

		112,240,997

U.S. Treasury Inflation-Protected Securities - 0.8%
U.S. Treasury Inflation-Indexed Bond
1.75%, 01/15/2028	1,579,497	1,763,557
2.50%, 01/15/2029	2,927,193	3,530,642
U.S. Treasury Inflation-Indexed Note 0.63%, 01/15/2024	4,987,907	5,075,549

		10,369,748

Total U.S. Government Obligations (Cost $125,673,324)		122,610,745

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.5%
Federal Home Loan Bank Discount Notes
0.34% (I), 01/09/2017	5,150,000	5,149,676
0.36% (I), 01/13/2017 - 01/25/2017	14,275,000	14,272,004
0.46% (I), 02/10/2017	15,275,000	15,266,935
0.49% (I), 02/17/2017	580,000	579,637
0.52% (I), 02/24/2017 - 03/03/2017	6,025,000	6,020,549
0.53% (I), 03/13/2017	16,000,000	15,984,048
0.54% (I), 03/29/2017	2,900,000	2,896,439
0.56% (I), 03/28/2017	1,200,000	1,198,544

Total Short-Term U.S. Government Agency Obligations (Cost $61,367,028)		61,367,832

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 1.2%
U.S. Treasury Bill
0.28% (I), 01/12/2017	1,150,000	1,149,885
0.30% (I), 01/19/2017	950,000	949,825
0.31% (I), 01/12/2017	550,000	549,945
0.32% (I), 01/19/2017	1,650,000	1,649,696
0.33% (I), 01/19/2017	300,000	299,945
0.34% (I), 01/12/2017	2,800,000	2,799,720
0.43% (I), 03/30/2017 (J)	30,000	29,964
0.44% (I), 03/30/2017 (J)	225,000	224,732
0.46% (I), 03/30/2017 (J)	30,000	29,964
0.46% (I), 02/09/2017	1,131,000	1,130,480
0.48% (I), 03/30/2017 (J)	220,100	219,838
0.48% (I), 02/09/2017	1,000,000	999,540
0.49% (I), 03/30/2017 (J)	570,000	569,321
0.50% (I), 03/23/2017	5,100,000	5,094,405
0.50% (I), 03/30/2017 (J)	40,200	40,152
0.51% (I), 03/30/2017 (J)	10,000	9,988
0.53% (I), 03/30/2017 (J)	55,000	54,935

Total Short-Term U.S. Government Obligations (Cost $15,802,331)		15,802,335

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (I)	10,709,525	$ 10,709,525

Total Securities Lending Collateral (Cost $10,709,525)		10,709,525

	Principal	Value
REPURCHASE AGREEMENT - 2.8%
State Street Bank & Trust Co. 0.03% (I), dated 12/30/2016, to be repurchased at $38,042,538 on 01/03/2017. Collateralized by a U.S. Government Obligation, 2.13%, due 09/30/2021, and with a value of $38,811,275.	$ 38,042,411	38,042,411

Total Repurchase Agreement (Cost $38,042,411)		38,042,411

Total Investments (Cost $1,365,403,470) (K)		1,462,069,582
Net Other Assets (Liabilities) - (7.5)%		(101,485,144)

Net Assets - 100.0%		$ 1,360,584,438

FUTURES CONTRACTS:

Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini	Long	92	03/17/2017	$ —	$(84,116)

SECURITY VALUATION:

Valuation Inputs (L)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$812,244,434	$—	$—	$812,244,434
Preferred Stocks	515,409	—	—	515,409
Asset-Backed Securities	—	32,847,424	—	32,847,424
Corporate Debt Securities	—	208,312,032	—	208,312,032
Foreign Government Obligations	—	6,255,384	—	6,255,384
Mortgage-Backed Securities	—	64,438,667	—	64,438,667
Municipal Government Obligations	—	3,267,684	—	3,267,684
U.S. Government Agency Obligations	—	85,655,700	—	85,655,700
U.S. Government Obligations	—	122,610,745	—	122,610,745
Short-Term U.S. Government Agency Obligations	—	61,367,832	—	61,367,832
Short-Term U.S. Government Obligations	—	15,802,335	—	15,802,335
Securities Lending Collateral	10,709,525	—	—	10,709,525
Repurchase Agreement	—	38,042,411	—	38,042,411

Total Investments	$823,469,368	$638,600,214	$—	$1,462,069,582

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION (continued):

Valuation Inputs (continued) (L)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
LIABILITIES
Other Financial Instruments
Futures Contracts (M)	$(84,116)	$—	$—	$(84,116)

Total Other Financial Instruments	$(84,116)	$—	$—	$(84,116)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $10,463,114. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Floating or variable rate securities. The rates disclosed are as of December 31, 2016.
(E)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the total value of 144A securities is $131,487,578, representing 9.7% of the Portfolio’s net assets.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	Securities on a when-issued, delayed-delivery, or forward commitment basis. Securities to be settled and delivered after December 31, 2016.
(H)	Cash in the amount of $228,000 has been segregated by the custodian as collateral for open TBA commitment transactions.
(I)	Rates disclosed reflect the yields at December 31, 2016.
(J)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of all securities segregated as collateral to cover margin requirements for open futures contracts is $1,143,635.
(K)	Aggregate cost for federal income tax purposes is $1,369,470,532. Aggregate gross unrealized appreciation and depreciation for all securities is $111,003,720 and $18,404,670, respectively. Net unrealized appreciation for tax purposes is $92,599,050.
(L)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(M)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Managed Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Investments, at value (cost $1,327,361,059) (including securities loaned of $10,463,114)	$1,424,027,171
Repurchase agreement, at value (cost $38,042,411)	38,042,411
Cash	354,590
Cash collateral on deposit with broker	228,000
Receivables and other assets:
Shares of beneficial interest sold	2,679,997
Investments sold	125,921
Interest	3,768,721
Dividends	942,014
Net income from securities lending	2,237

Total assets	1,470,171,062

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	314,410
Investments purchased	21,569,597
When-issued, delayed-delivery, and forward commitment securities purchased	75,776,592
Investment management fees	709,024
Distribution and service fees	211,234
Transfer agent costs	2,620
Trustees, CCO and deferred compensation fees	1,557
Audit and tax fees	26,554
Custody fees	24,227
Legal fees	10,619
Printing and shareholder reports fees	104,852
Other	4,939
Variation margin payable	120,874
Collateral for securities on loan	10,709,525

Total liabilities	109,586,624

Net assets	$1,360,584,438

Net assets consist of:
Capital stock ($0.01 par value)	$1,017,820
Additional paid-in capital	1,233,484,448
Undistributed (distributions in excess of) net investment income (loss)	13,641,568
Accumulated net realized gain (loss)	15,858,532
Net unrealized appreciation (depreciation) on:
Investments	96,666,112
Futures contracts	(84,116)
Translation of assets and liabilities denominated in foreign currencies	74

Net assets	$1,360,584,438

Net assets by class:
Initial Class	$319,368,872
Service Class	1,041,215,566

Shares outstanding:
Initial Class	23,551,196
Service Class	78,230,795

Net asset value and offering price per share:
Initial Class	$13.56
Service Class	13.31

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income	$11,409,809
Interest income	9,214,091
Net income (loss) from securities lending	71,288
Withholding taxes on foreign income	(3,888)

Total investment income	20,691,300

Expenses:
Investment advisory fees	759,321
Investment management fees	5,575,885
Distribution and service fees:
Service Class	1,623,868
Administration fees	35,046
Transfer agent costs	13,794
Trustees, CCO and deferred compensation fees	26,530
Audit and tax fees	44,733
Custody fees	135,856
Legal fees	46,227
Printing and shareholder reports fees	105,547
Other	24,675

Total expenses before waiver and/or reimbursement and recapture	8,391,482

Reimbursement of custody fees (A)	(66,895)

Net expenses	8,324,587

Net investment income (loss)	12,366,713

Net realized gain (loss) on:
Investments	17,912,689
Futures contracts	1,263,928
Foreign currency transactions	144

Net realized gain (loss)	19,176,761

Net change in unrealized appreciation (depreciation) on:
Investments	42,531,882
Futures contracts	(111,067)
Translation of assets and liabilities denominated in foreign currencies	(209)

Net change in unrealized appreciation (depreciation)	42,420,606

Net realized and change in unrealized gain (loss)	61,597,367

Net increase (decrease) in net assets resulting from operations	$73,964,080

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Managed Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$12,366,713	$8,870,485
Net realized gain (loss)	19,176,761	34,668,093
Net change in unrealized appreciation (depreciation)	42,420,606	(43,079,625)

Net increase (decrease) in net assets resulting from operations	73,964,080	458,953

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(3,038,174)	(4,496,551)
Service Class	(6,084,649)	(4,221,220)

Total dividends and/or distributions from net investment income	(9,122,823)	(8,717,771)

Net realized gains:
Initial Class	(10,287,149)	(15,717,025)
Service Class	(23,672,005)	(17,145,857)

Total dividends and/or distributions from net realized gains	(33,959,154)	(32,862,882)

Total dividends and/or distributions to shareholders	(43,081,977)	(41,580,653)

Capital share transactions:
Proceeds from shares sold:
Initial Class	14,654,620	19,790,942
Service Class	590,894,943	122,101,795

	605,549,563	141,892,737

Dividends and/or distributions reinvested:
Initial Class	13,325,323	20,213,576
Service Class	29,756,654	21,367,077

	43,081,977	41,580,653

Cost of shares redeemed:
Initial Class	(34,535,205)	(53,095,681)
Service Class	(11,244,527)	(40,564,893)

	(45,779,732)	(93,660,574)

Net increase (decrease) in net assets resulting from capital share transactions	602,851,808	89,812,816

Net increase (decrease) in net assets	633,733,911	48,691,116

Net assets:
Beginning of year	726,850,527	678,159,411

End of year	$1,360,584,438	$726,850,527

Undistributed (distributions in excess of) net investment income (loss)	$13,641,568	$9,241,598

Capital share transactions - shares:
Shares issued:
Initial Class	1,105,404	1,427,971
Service Class	44,917,003	9,185,911

	46,022,407	10,613,882

Shares reinvested:
Initial Class	995,170	1,576,722
Service Class	2,261,144	1,693,112

	3,256,314	3,269,834

Shares redeemed:
Initial Class	(2,607,518)	(3,834,668)
Service Class	(870,238)	(2,964,769)

	(3,477,756)	(6,799,437)

Net increase (decrease) in shares outstanding:
Initial Class	(506,944)	(829,975)
Service Class	46,307,909	7,914,254

	45,800,965	7,084,279

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Managed Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015	December 31, 2014		December 31, 2013		December 31, 2012
Net asset value, beginning of year	$13.11		$13.97	$13.57		$12.08		$12.87

Investment operations:
Net investment income (loss) (A)	0.19	(B)	0.19	0.20	(C)	0.19	(C)	0.23	(C)
Net realized and unrealized gain (loss)	0.83		(0.18)	1.24		1.94		1.34

Total investment operations	1.02		0.01	1.44		2.13		1.57

Dividends and/or distributions to shareholders:
Net investment income	(0.13)		(0.19)	(0.20)		(0.21)		(0.23)
Net realized gains	(0.44)		(0.68)	(0.84)		(0.43)		(2.13)

Total dividends and/or distributions to shareholders	(0.57)		(0.87)	(1.04)		(0.64)		(2.36)

Net asset value, end of year	$13.56		$13.11	$13.97		$13.57		$12.08

Total return (D)	7.87%		0.21%	10.81%		18.09%		12.57%

Ratio and supplemental data:
Net assets end of year (000’s)	$319,369		$315,342	$347,751		$326,997		$290,012
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.70%		0.73%	0.77	%(E)	0.82	%(E)	0.87	%(E)
Including waiver and/or reimbursement and recapture	0.69	%(B)	0.73%	0.77	%(E)	0.82	%(E)	0.87	%(E)
Net investment income (loss) to average net assets	1.45	%(B)	1.40%	1.46	%(C)	1.44	%(C)	1.75	%(C)
Portfolio turnover rate	35%		46%	86	%(F)	122	%(F)	160	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Managed Balanced VP

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014		December 31, 2013		December 31, 2012
Net asset value, beginning of year	$12.89		$13.76	$13.39		$11.94		$12.74

Investment operations:
Net investment income (loss) (A)	0.16	(B)	0.16	0.16	(C)	0.15	(C)	0.19	(C)
Net realized and unrealized gain (loss)	0.81		(0.18)	1.22		1.92		1.34

Total investment operations	0.97		(0.02)	1.38		2.07		1.53

Dividends and/or distributions to shareholders:
Net investment income	(0.11)		(0.17)	(0.17)		(0.19)		(0.20)
Net realized gains	(0.44)		(0.68)	(0.84)		(0.43)		(2.13)

Total dividends and/or distributions to shareholders	(0.55)		(0.85)	(1.01)		(0.62)		(2.33)

Net asset value, end of year	$13.31		$12.89	$13.76		$13.39		$11.94

Total return (D)	7.64%		(0.06)%	10.50%		17.75%		12.40%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,041,215		$411,509	$330,408		$251,673		$191,967
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.95%		0.98%	1.02	%(E)	1.07	%(E)	1.12	%(E)
Including waiver and/or reimbursement and recapture	0.94	%(B)	0.98%	1.02	%(E)	1.07	%(E)	1.12	%(E)
Net investment income (loss) to average net assets	1.20	%(B)	1.16%	1.21	%(C)	1.19	%(C)	1.50	%(C)
Portfolio turnover rate	35%		46%	86	%(F)	122	%(F)	160	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Multi-Managed Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2016, commissions recaptured are $9,846.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations and variable rate notes: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2016, if any, are identified within the Schedule of Investments.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

TBA commitments held at December 31, 2016, if any, are identified within the Schedule of Investments. Open balances at December 31, 2016, if any, are included in When-issued, delayed-delivery, and forward commitment securities purchased or sold within the Statement of Assets and Liabilities.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2016, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations with a corresponding adjustment to cost.

When-issued, delayed-delivery, and forward commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, and forward commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

4. SECURITIES AND OTHER INVESTMENTS (continued)

When-issued, delayed-delivery, and forward commitment transactions held at December 31, 2016, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, and forward commitment securities purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$1,504,187	$—	$—	$—	$1,504,187
Corporate Debt Securities	2,417,535	—	—	—	2,417,535
Foreign Government Obligations	586,269	—	—	—	586,269
U.S. Government Obligations	6,201,534	—	—	—	6,201,534
Total Securities Lending Transactions	$10,709,525	$—	$—	$—	$10,709,525
Total Borrowings	$10,709,525	$—	$—	$—	$10,709,525

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2016, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2016.

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$—	$—	$(84,116)	$—	$—	$(84,116)
Total	$—	$—	$(84,116)	$—	$—	$(84,116)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2016.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$1,263,928	$—	$—	$1,263,928
Total	$—	$—	$1,263,928	$—	$—	$1,263,928

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(111,067)	$—	$—	$(111,067)
Total	$—	$—	$(111,067)	$—	$—	$(111,067)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2016.

Futures Contracts at Notional Amount
Long	Short
5,738	—

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Current Management Fee	Management Fee Effective March 1, 2016 Through July 30, 2016	Advisory Fee Prior to March 1, 2016
First $1 billion	0.65%	0.68%	0.65%
Over $1 billion up to $5 billion	0.59%	0.63%	0.60%
Over $5 billion	0.58%	0.63%	0.60%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.90%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

8. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	96.77%	96.77%
Service Class	1	86.88%	86.88%

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 728,049,140	$ 113,577,004	$ 264,540,583	$ 49,026,816

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses, corporate actions and paydown gain/loss. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 1,156,080	$ (1,156,080)

As of December 31, 2016, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 11,058,319	$ 32,023,658	$ —	$ 18,988,939	$ 22,591,714	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 15,832,749	$ 17,650,706	$ —	$ —	$ (409)	$ 92,599,124

11. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

11. NEW ACCOUNTING PRONOUNCEMENTS (continued)

hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Multi-Managed Balanced VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Multi-Managed Balanced VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Multi-Managed Balanced VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Managed Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $32,023,658 for the year ended December 31, 2016.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Manager Alternative Strategies VP

(unaudited)

MARKET ENVIRONMENT

In December, the Conference Board reported that consumer confidence was at the highest levels since 2001. The Institute for Supply Management’s December Purchasing Manager’s Index put U.S. factory activity at a two-year high. Riskier assets in the U.S., like high-yield debt and equities, the latter of which reached all-time highs, had double-digit total returns for the year, both in the top-20 returning asset classes. More broadly, some $3 trillion rotated out of U.S. fixed income and into U.S. equities – and that was just in the two months following the elections. Inflation expectations, too, surged in November, to the highest levels in a year, as nominal interest rates leapt higher.

Donald Trump’s victory, and the Republican Party’s singular control of the Congress and White House, buoyed the markets on the prospects of substantive tax reforms and the possibility of infrastructure spending.

The U.S. Federal Reserve’s (“Fed”) commitment to keeping interest rates historically low helped fuel risk-taking. Additionally, concerns that continued economic improvement and steadily rising inflation would accelerate the Fed’s move to higher rates in 2017 may have led market participants to take advantage in 2016, while yields were low and spreads compressed.

In December, when the Fed raised rates for just the second time in two years, the central bank’s own projections suggested roughly three hikes in 2017, a more aggressive expectation than the market’s two hikes. Short-term interest rates, such as 3-month LIBOR, rose to the highest levels since the financial crisis. The period of historically low rates appeared to be coming to an end, which raised concerns over how tighter financial conditions may impact borrowers globally, from emerging-market corporates to developed-market sovereigns.

Overall, 2016 was a volatile year that started on the wrong foot with a 10% decline in the S&P 500® over the first six weeks. Crude oil prices reached depths not seen in over a decade, and the 10-year U.S. Treasury yield hit an all-time low by July. Geopolitical risks – like Great Britain’s referendum to leave the European Union (“Brexit”), turmoil in Syria, deadly terror attacks in the West, and the attempted coup in Turkey – proved to be momentous social and political events, but had little lasting impact on financial markets.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Multi-Manager Alternative Strategies VP, Initial Class returned 3.06%. By comparison, its primary and secondary benchmarks, the BofA Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index and the HFRX Global Hedge Fund Index, returned 3.38% and 2.50%, respectively.

STRATEGY REVIEW

The Portfolio seeks capital appreciation. Portfolio assets are invested in other Transamerica Series Trust portfolios that fall into one of four HFRX categories: equity hedge, event driven, macro and relative value.

The sub-adviser’s preference for credit over equities drove performance until the fourth quarter, when the U.S. election results ignited a U.S. dollar and equity rally, with U.S. Treasuries and credit spread assets underperforming. The largest contributors were high-yield and emerging market debt. The largest detractors were global macro and managed futures, which were negatively impacted by foreign currency exposures that included short U.S. dollar positions and lower net equity positions.

During the period, the Portfolio used derivatives. These positions detracted from performance.

Timothy S. Galbraith

James K. Schaeffer, Jr.

Rishi N. Goel

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Manager Alternative Strategies VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	10 Years or Since Inception of Class	Inception Date
Initial Class	3.06%	(0.03)%	10/31/2013
BofA Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index (A)	3.38%	3.18%
HFRX Global Hedge Fund Index (B)	2.50%	(0.22)%
Service Class	2.01%	0.51%	10/31/2013

(A) The BofA Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index assumes a 3% wrap fee and is comprised of a single issue purchased at the beginning of the month, which is subsequently sold at the end of the month and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

(B) The HFRX Global Hedge Fund Index is designed to measure the daily performance of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

The BofA Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index is an unmanaged index used as a general measure of market performance. The HFRX Global Hedge Fund Index is a passively-managed index designed to measure the daily performance of the overall composition of the hedge fund universe. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the since inception of Class calculation is based on the previous 10 years or Since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Alternative strategies are not suitable for all investors. Many alternative strategies use sophisticated and aggressive investment techniques. Certain alternative strategies may be tied to hard assets such as commodities, currencies and real estate and may be subject to greater volatility as they may be affected by overall market movements, changes in interest rates or factors affecting a particular industry, commodity or currency, and international economic, political, and regulatory developments.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Manager Alternative Strategies VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,010.40	$0.00	$1,025.10	$0.00	0.00	%(E)
Service Class	1,000.00	1,004.70	3.63	1,021.50	3.66	0.72

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(E)	Rounds to less than 0.01% or (0.01)%.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
International Alternative Funds	31.9%
U.S. Alternative Funds	27.2
U.S. Fixed Income Funds	21.2
International Equity Funds	10.9
International Fixed Income Fund	6.3
Net Other Assets (Liabilities)	2.5
Total	100.0%

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Manager Alternative Strategies VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
INVESTMENT COMPANIES - 97.5%
International Alternative Funds - 31.9%
Transamerica Global Long/Short Equity (A) (B)	4,149	$ 38,298
Transamerica Global Multifactor Macro (B)	43,230	400,746
Transamerica Unconstrained Bond (B)	18,303	181,018

		620,062

International Equity Funds - 10.9%
Transamerica Developing Markets Equity (B)	11,649	109,037
Transamerica Global Real Estate Securities (B)	7,752	103,252

		212,289

International Fixed Income Fund - 6.3%
Transamerica Emerging Markets Debt (B)	11,895	121,327

U.S. Alternative Funds - 27.2%
Transamerica Arbitrage Strategy Liquidating Trust (A) (C) (D) (E) (F)	101	981
Transamerica Event Driven (B)	23,177	228,988

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Alternative Funds (continued)
Transamerica Long/Short Strategy (B)	27,228	$ 166,635
Transamerica Managed Futures Strategy (B)	16,450	131,272

		527,876

U.S. Fixed Income Funds - 21.2%
Transamerica High Yield Bond (B)	23,219	213,843
Transamerica Short-Term Bond (B)	19,766	197,461

		411,304

Total Investment Companies (Cost $2,008,632)		1,892,858

Total Investments (Cost $2,008,632) (G)		1,892,858
Net Other Assets (Liabilities) - 2.5%		47,917

Net Assets - 100.0%		$ 1,940,775

SECURITY VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$1,891,877	$—	$—	$1,891,877

Total	$1,891,877	$—	$—	$1,891,877

Investment Companies Measured at Net Asset Value (I)				981

Total Investments				$1,892,858

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(C)	Investment in affiliated company of Transamerica Asset Management, Inc.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2016, value of the security is $981, representing 0.1% of the Portfolio’s net assets.
(E)	Illiquid security. At December 31, 2016, value of the illiquid security is $981, representing 0.1% of the Portfolio’s net assets.
(F)	Restricted security. At December 31, 2016, the restricted security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Arbitrage Strategy Liquidating Trust	09/18/2015	$1,012	$981	0.1%

(G)	Aggregate cost for federal income tax purposes is $2,015,644. Aggregate gross unrealized appreciation and depreciation for all securities is $21,394 and $144,180, respectively. Net unrealized depreciation for tax purposes is $122,786.
(H)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(I)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Manager Alternative Strategies VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Affiliated investments, at value (cost $2,008,632)	$1,892,858
Cash	60,813
Cash collateral on deposit with broker	6,882
Receivables and other assets:
Dividends	1,713

Total assets	1,962,266

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	54
Affiliated investments purchased	1,713
Investment management fees	5,946
Distribution and service fees	410
Transfer agent costs	5
Trustees, CCO and deferred compensation fees	2
Audit and tax fees	12,115
Custody fees	566
Legal fees	25
Printing and shareholder reports fees	645
Other	10

Total liabilities	21,491

Net assets	$1,940,775

Net assets consist of:
Capital stock ($0.01 par value)	$2,002
Additional paid-in capital	2,070,648
Undistributed (distributions in excess of) net investment income (loss)	21,269
Accumulated net realized gain (loss)	(37,370)
Net unrealized appreciation (depreciation) on:
Affiliated investments	(115,774)

Net assets	$1,940,775

Net assets by class:
Initial Class	$10
Service Class	1,940,765

Shares outstanding:
Initial Class	1
Service Class	200,223

Net asset value and offering price per share:
Initial Class	$9.49	(A)
Service Class	9.69

(A)	Actual net asset value and offering price per share presented differs from calculated net asset value and offering price per share due to rounding.

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income from affiliated investments	$36,300
Interest income from unaffiliated investments	40

Total investment income	36,340

Expenses:
Investment advisory fees	662
Investment management fees	3,669
Distribution and service fees:
Service Class	4,950
Administration fees	74
Transfer agent costs	30
Trustees, CCO and deferred compensation fees	48
Audit and tax fees	14,491
Custody fees	2,567
Legal fees	116
Printing and shareholder reports fees	187
Other	232

Total expenses before waiver and/or reimbursement and recapture	27,026

Expenses waived and/or reimbursed:
Portfolio Level	(12,081)
Recapture of previously waived and/or reimbursed fees:
Portfolio Level	894
Reimbursement of custody fees (A)	(774)

Net expenses	15,065

Net investment income (loss)	21,275

Net realized gain (loss) on:
Affiliated investments	(43,865)
Distributions received from affiliated investments	14,661
Futures contracts	(2,118)

Net realized gain (loss)	(31,322)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	51,147

Net realized and change in unrealized gain (loss)	19,825

Net increase (decrease) in net assets resulting from operations	$41,100

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Manager Alternative Strategies VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016		December 31, 2015
From operations:
Net investment income (loss)	$21,275		$50,215
Net realized gain (loss)	(31,322)		(5,019)
Net change in unrealized appreciation (depreciation)	51,147		(160,211)

Net increase (decrease) in net assets resulting from operations	41,100		(115,015)

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(0	)(A)	(0	)(A)
Service Class	(50,199)		(6,066)

Total dividends and/or distributions from net investment income	(50,199)		(6,066)

Net realized gains:
Initial Class	—		(0	)(A)
Service Class	—		(13,693)

Total dividends and/or distributions from net realized gains	—		(13,693)

Total dividends and/or distributions to shareholders	(50,199)		(19,759)

Capital share transactions:
Proceeds from shares sold:
Service Class	298,329		1,078,094

	298,329		1,078,094

Dividends and/or distributions reinvested:
Initial Class	0	(A)	0	(A)
Service Class	50,199		19,759

	50,199		19,759

Cost of shares redeemed:
Service Class	(420,231)		(132,957)

	(420,231)		(132,957)

Net increase (decrease) in net assets resulting from capital share transactions	(71,703)		964,896

Net increase (decrease) in net assets	(80,802)		830,122

Net assets:
Beginning of year	2,021,577		1,191,455

End of year	$1,940,775		$2,021,577

Undistributed (distributions in excess of) net investment income (loss)	$21,269		$50,193

Capital share transactions - shares:
Shares issued:
Service Class	30,585		104,411

	30,585		104,411

Shares reinvested:
Initial Class	0	(B)	0	(B)
Service Class	5,112		1,968

	5,112		1,968

Shares redeemed:
Service Class	(42,826)		(13,115)

	(42,826)		(13,115)

Net increase (decrease) in shares outstanding:
Initial Class	0	(B)	0	(B)
Service Class	(7,129)		93,264

	(7,129)		93,264

(A)	Rounds to less than $1.
(B)	Rounds to less than 1 or (1) share.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Manager Alternative Strategies VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

Initial Class
December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013 (A)
Net asset value, beginning of period/year	$9.48	$10.16	$10.00	$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.16	0.30	0.07	(0.01)
Net realized and unrealized gain (loss)	0.13	(0.86)	0.20	0.01

Total investment operations	0.29	(0.56)	0.27	0.00

Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.04)	(0.05)	—
Net realized gains	—	(0.08)	(0.06)	—

Total dividends and/or distributions to shareholders	(0.28)	(0.12)	(0.11)	—

Net asset value, end of period/year	$9.49	$9.48	$10.16	$10.00

Total return (D)	3.06%	(5.60)%	2.68%	0.00	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$0	(F)	$0	(F)	$0	(F)	$0	(F)
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.00	%(I)	0.00	%(I)	8.62%	92.15	%(H)
Including waiver and/or reimbursement and recapture	0.00	%(I)	0.00	%(I)	0.55%	0.60	%(H)
Net investment income (loss) to average net assets (C)	1.72%	2.96%	0.69%	(0.60	)%(H)
Portfolio turnover rate (J)	75%	88%	74%	8	%(E)

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Rounds to less than $1,000.
(G)	Does not include expenses of the underlying funds in which the Portfolio invests.
(H)	Annualized.
(I)	Rounds to less than 0.01% or (0.01)%.
(J)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Manager Alternative Strategies VP

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013 (A)
Net asset value, beginning of period/year	$9.75		$10.44	$10.25	$10.00

Investment operations:
Net investment income (loss) (B)(C)	0.11	(D)	0.30	0.17	0.04
Net realized and unrealized gain (loss)	0.09		(0.88)	0.13	0.21

Total investment operations	0.20		(0.58)	0.30	0.25

Dividends and/or distributions to shareholders:
Net investment income	(0.26)		(0.03)	(0.05)	—
Net realized gains	—		(0.08)	(0.06)	—

Total dividends and/or distributions to shareholders	(0.26)		(0.11)	(0.11)	—

Net asset value, end of period/year	$9.69		$9.75	$10.44	$10.25

Total return (E)	2.01%		(5.61)%	2.95%	2.50	%(F)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,941		$2,022	$1,191	$170
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	1.37%		1.44%	8.88%	91.84	%(H)
Including waiver and/or reimbursement and recapture	0.76	%(D)	0.80%	0.80%	0.80	%(H)
Net investment income (loss) to average net assets (C)	1.07	%(D)	2.94%	1.63%	2.59	%(H)
Portfolio turnover rate (I)	75%		88%	74%	8	%(F)

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.04% higher and 0.04% lower, respectively, had the custodian not reimbursed the Portfolio.
(E)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Portfolio invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Multi-Manager Alternative Strategies VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2016 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These investments are actively traded and no valuation adjustments are applied. Investment companies are categorized in Level 1 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2016, if any, are identified within the Schedule of Investments.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2016, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2016.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(2,118)	$—	$—	$(2,118)
Total	$—	$—	$(2,118)	$—	$—	$(2,118)

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2016.

Futures Contracts at Notional Amount
Long	Short
–	–(A)

(A)	The Fund purchased and sold futures contracts before month end.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

All of the Portfolio holdings in investment companies are considered affiliated. Interest, dividends, realized and unrealized gains (losses) are broken out within the Statement of Operations.

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
First $500 million	0.2225%	0.2000%
Over $500 million up to $1 billion	0.2125%	0.1900%
Over $1 billion	0.2025%	0.1800%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Operating Expense Limit	Operating Expense Limit Effective Through
0.55%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available from Fiscal Years
2014	2015	2016	Total
$ 58,213	$ 10,950	$ 12,081	$ 81,244

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.0225% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

7. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	100.00%	100.00%
Service Class	2	93.45%	93.45%

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 1,402,825	$ 1,421,218

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2016, the Portfolio had capital loss carryforwards available to offset future realized gains listed below:

Unlimited
Short-Term
$ 30,358

During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 50,199	$ —	$ —	$ 11,489	$ 8,270	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 21,269	$ —	$ (30,358)	$ —	$ —	$ (122,786)

10. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Multi-Manager Alternative Strategies VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Multi-Manager Alternative Strategies VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Multi-Manager Alternative Strategies VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica Multi-Manager Alternative Strategies VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2016.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Balanced VP

(unaudited)

MARKET ENVIRONMENT

At the onset of the first quarter of 2016, global growth fears gripped markets amid uncertainty surrounding China, falling commodity prices and efficacy of central bank policies. Despite elevated volatility in financial markets, the fundamental backdrop remained mostly intact as supportive central banks helped reignite risk appetite in part with calming rhetoric and action. Central banks in Europe, Japan and China announced additional easing measures, though the European Central Bank (“ECB”) notably shifted efforts toward credit expansion and away from weakening the currency. In the meantime, concerns about global influences and financial conditions prevented the U.S. Federal Reserve (“Fed”) from hiking rates for the second time. Due to the Fed’s “dovish pause” in policy normalization and the rally of global commodity prices, the U.S. dollar weakened against most developed market counterparts.

For most of the second quarter, markets were relatively subdued as oil prices moved higher and China’s growth stabilized, despite central banks taking a pause from quantitative easing. However, the outcome of U.K.‘s referendum to leave the European Union (“Brexit”) stirred market sentiment near the end of the quarter and led to a decline in sovereign yields and a sell-off of risk assets. Still, the fundamental backdrop remained mostly unchanged and expectations for further central bank easing helped anchor risk appetite. During this time, the U.S. dollar was mixed against developed market and emerging market (“EM”) currencies due to the Fed’s dovish stance, and the pound sterling weakened considerably in the wake of the surprise outcome in the U.K.’s historic referendum.

In the third quarter of 2016, markets generally shook off the unexpected Brexit referendum results and were relatively calm as equities hit new highs and volatility remained low. Over the course of the quarter, headlines were marked by concerns over monetary policy, particularly the Bank of Japan’s “comprehensive review,” the ECB’s inaction and the Fed’s path towards a potential rate hike in December, prompting sovereign interest rates to increase across much of the developed world. Meanwhile, a stronger dollar and heightened election uncertainty, mixed with increasing rates weighed on risk sentiment toward the end of November.

Headlines in the fourth quarter were dominated by Donald Trump’s surprise victory in the U.S. presidential election. Most markets focused on the pro-growth and inflationary potential for expansionary fiscal policy as domestic equities rallied, credit spreads tightened, rates sold off and inflation expectations lurched higher. The potential for growth-enhancing policies – including infrastructure spending, tax reform and deregulation – along with solid economic data helped solidify the Fed’s widely expected hike in December. This hawkish tilt shifted the Fed’s infamous “dots” higher for 2017, contributing to front-end U.S. rates moving higher and the dollar strengthening.

PERFORMANCE

For the year ended December 31, 2016, Transamerica PIMCO Tactical – Balanced VP, Initial Class returned 5.65%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Composite Benchmark, returned 11.96% and 7.44%, respectively.

STRATEGY REVIEW

For most of the period, the Portfolio was overweight equities, with the exception of a de-risking period early in the year amid growing global growth concerns and a sharp selloff. As market volatility spiked, the Portfolio de-risked below benchmark equity exposure in an effort to maintain a stable volatility profile. As turbulence subsided and market sentiment improved, the Portfolio re-risked to max equity exposure.

Dynamic equity positioning, obtained via exposure to S&P 500® futures, added to relative performance over the year, although investment in S&P 500® put options (used to hedge against equity market shocks) more than offset relative equity gains as the S&P 500® ended the year higher.

The fixed income component also contributed to performance. Positioning in credit (investment grade and high yield) added to performance as credit spreads ended the year broadly tighter. Holdings of Treasury inflation-protected securities added as break-evens rose amid higher inflation expectations surrounding Trump’s proposed policies and an uptick in commodity prices. A U.S. duration focus on intermediate curve positioning, which was partially facilitated through futures, swaps, and eurodollar futures, detracted modestly from relative performance as rates rose in the middle portion of the curve. Finally, select holdings of non-agency mortgage-backed securities were positive as the outlook for U.S. housing remained strong over the year.

During the period, the Portfolio used derivatives. These positions added to performance.

Josh Thimons

Josh Davis, Ph.D.

Sudi N. Mariappa

Graham A. Rennison

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	5.65%	4.85%	4.02%	05/01/2009
S&P 500® (A)	11.96%	14.66%	15.50%
Composite Benchmark (A) (B) (C) (D) (E) (F)	7.44%	8.01%	9.77%
Service Class	5.38%	4.58%	3.76%	05/01/2009

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Composite Benchmark is composed of the following benchmarks: 40% Bloomberg Barclays U.S. Government/Credit Index, 35% S&P 500®, 10% MSCI EAFE Index, 10% Bloomberg Barclays Long Government/Credit Index, and 5% Russell 2000® Index.

(C) The Bloomberg Barclays U.S. Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates.

(D) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(E) The Bloomberg Barclays Long Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates with remaining maturities of 10 years or more.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical  –  Balanced VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,020.50	$4.42	$1,020.80	$4.42	0.87%
Service Class	1,000.00	1,019.20	5.68	1,019.50	5.69	1.12

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Portfolio Characteristics	Years
Average Maturity §	6.46
Duration †	3.69

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	36.2%
Repurchase Agreements	27.4
U.S. Government Agency Obligations	11.9
U.S. Government Obligations	8.4
Short-Term U.S. Government Agency Obligations	7.2
Short-Term Foreign Government Obligations	4.5
Asset-Backed Securities	3.9
Foreign Government Obligations	3.4
Short-Term U.S. Government Obligations	2.7
Mortgage-Backed Securities	2.1
Exchange-Traded Options Purchased	1.4
Certificates of Deposit	1.0
Securities Lending Collateral	0.8
Commercial Paper	0.5
Municipal Government Obligations	0.3
Over-the-Counter Interest Rate Swaptions Purchased	0.2
Over-the-Counter Interest Rate-Capped Options Purchased	0.0 *
Net Other Assets (Liabilities) ^	(11.9)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES - 3.9%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-R3, Class M1, 1.54% (A), 05/25/2034	$ 573,609	$ 549,371
Ares Enhanced Loan Investment Strategy IR, Ltd. Series 2013-IRAR, Class A1BR, 2.28% (A), 07/23/2025 (B)	1,800,000	1,800,025
Carlyle Daytona CLO, Ltd. Series 2007-1A, Class A1L, 1.14% (A), 04/27/2021 (B)	273,443	273,379
Carlyle Global Market Strategies CLO, Ltd. Series 2012-1A, Class AR, 2.11% (A), 04/20/2022 (B)	886,201	886,215
Colony Starwood Homes Trust Series 2016-1A, Class A, 2.24% (A), 07/17/2033 (B)	1,098,090	1,112,836
Dryden XXV Senior Loan Fund Series 2012-25A, Class AR, 2.05% (A), 01/15/2025 (B)	1,600,000	1,599,994
FFMLT Trust
Series 2005-FF2, Class M3,
1.48% (A), 03/25/2035	43,617	43,363
Series 2005-FF2, Class M4,
1.64% (A), 03/25/2035	400,000	376,987
Ford Credit Auto Owner Trust Series 2016-2, Class A, 2.03%, 12/15/2027 (B)	2,200,000	2,163,656
LCM XII, LP Series 12A, Class AR, 2.14% (A), 10/19/2022 (B)	2,400,000	2,399,952
Mariner CLO LLC Series 2016-3A, Class A, 2.22% (A), 07/23/2026 (B)	900,000	900,328
Northstar Education Finance, Inc. Series 2012-1, Class A, 1.46% (A), 12/26/2031 (B)	68,925	67,382
Octagon Investment Partners XII, Ltd. Series 2012-1AR, Class AR, 1.57% (A), 05/05/2023 (B)	536,133	536,177
Palmer Square Loan Funding, Ltd. Series 2016-2A, Class A1, 2.23% (A), 06/21/2024 (B)	714,815	714,399
PHEAA Student Loan Trust Series 2016-2A, Class A, 1.50% (A), 11/25/2065 (B)	800,000	800,165
Progress Residential Trust Series 2016-SFR1, Class A, 2.24% (A), 09/17/2033 (B)	997,656	1,006,356
Race Point V CLO, Ltd. Series 2011-5AR, Class AR, 1.64% (A), 12/15/2022 (B)	241,447	241,437
RASC Trust Series 2006-EMX2, Class A2, 0.96% (A), 02/25/2036	20,751	20,729
Santander Drive Auto Receivables Trust
Series 2016-2, Class A2A,
1.38%, 07/15/2019	882,200	882,571

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Santander Drive Auto Receivables Trust (continued)
Series 2016-2, Class A2B,
1.35% (A), 07/15/2019	$ 735,167	$ 736,057
SLC Private Student Loan Trust Series 2006-A, Class A5, 1.05% (A), 07/15/2036	52,665	52,567
SLM Private Credit Student Loan Trust Series 2006-B, Class A4, 1.14% (A), 03/15/2024	21,173	21,100
SLM Private Education Loan Trust Series 2012-E, Class A1, 1.45% (A), 10/16/2023 (B)	1,461	1,461
SLM Student Loan Trust Series 2004-10, Class A5A, 1.28% (A), 04/25/2023 (B)	999	999
SMB Private Education Loan Trust
Series 2016-B, Class A2B,
2.15% (A), 02/17/2032 (B)	1,900,000	1,945,444
Series 2016-C, Class A1,
1.25% (A), 11/15/2023 (B)	1,179,108	1,179,075
Toyota Auto Receivables Owner Trust
Series 2016-B, Class A2A,
1.02%, 10/15/2018	1,500,000	1,499,119
Series 2016-B, Class A2B,
0.95% (A), 10/15/2018	1,000,000	1,000,639
Vericrest Opportunity Loan Trust Series 2016-NPL3, Class A1, 4.25%, 03/26/2046 (B)	1,353,575	1,364,079
Westlake Automobile Receivables Trust Series 2016-3A, Class A2A, 1.81% (A), 10/15/2019 (B)	1,600,000	1,597,830

Total Asset-Backed Securities (Cost $25,569,615)		25,773,692

CERTIFICATES OF DEPOSIT - 1.0%
Banks - 0.6%
Abbey National Treasury Services PLC 1.40% (A), 07/07/2017	100,000	100,000
Barclays Bank PLC 1.74% (A), 11/06/2017	1,500,000	1,500,000
Natixis SA 1.69% (A), 09/25/2017	2,000,000	2,000,000
Sumitomo Mitsui Trust Bank, Ltd. 1.57% (A), 10/06/2017	400,000	400,000

		4,000,000

Capital Markets - 0.4%
Credit Suisse AG 1.75% (A), 09/12/2017	2,400,000	2,400,000

Total Certificates of Deposit (Cost $6,400,000)		6,400,000

CORPORATE DEBT SECURITIES - 36.2%
Aerospace & Defense - 0.0% (C)
Lockheed Martin Corp. 3.60%, 03/01/2035	40,000	38,000
Rolls-Royce PLC 3.63%, 10/14/2025 (B)	200,000	200,175

		238,175

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Air Freight & Logistics - 0.0% (C)
United Parcel Service, Inc. 2.45%, 10/01/2022	$ 100,000	$ 99,587

Airlines - 1.1%
Air Canada Pass-Through Trust 3.75%, 06/15/2029 (B)	1,190,585	1,247,138
American Airlines Pass-Through Trust
3.00%, 04/15/2030	600,000	568,500
3.25%, 04/15/2030	200,000	192,500
Continental Airlines Pass-Through Trust
4.00%, 04/29/2026	42,360	43,313
5.50%, 04/29/2022	36,277	37,456
Norwegian Air Shuttle Pass-Through Trust 4.88%, 11/10/2029 (B)	3,100,000	3,086,360
Southwest Airlines Co. 2.75%, 11/06/2019	50,000	50,883
United Airlines Pass-Through Trust
2.88%, 04/07/2030	900,000	848,250
3.10%, 04/07/2030	900,000	855,000

		6,929,400

Banks - 12.7%
ABN AMRO Bank NV 4.80%, 04/18/2026 (B) (D)	2,400,000	2,447,230
Australia & New Zealand Banking Group, Ltd. 4.40%, 05/19/2026 (B) (D)	2,300,000	2,329,222
Bank of America Corp.
1.54% (A), 08/25/2017, MTN	290,000	290,359
2.63%, 10/19/2020, MTN	950,000	950,542
5.70%, 01/24/2022	4,800,000	5,391,542
6.88%, 04/25/2018, MTN	220,000	233,840
Bank of America NA
1.30% (A), 05/08/2017	250,000	250,231
1.39% (A), 06/05/2017	1,210,000	1,211,319
1.75%, 06/05/2018	1,210,000	1,209,949
Bank of Montreal 1.75%, 06/15/2022 (B)	1,600,000	1,557,390
Bank of Tokyo-Mitsubishi UFJ, Ltd.
1.49% (A), 03/05/2018 (B)	900,000	898,966
2.30%, 03/05/2020 (B)	350,000	346,115
Barclays PLC 3.65%, 03/16/2025	1,200,000	1,160,186
BPCE SA 4.63%, 07/11/2024 (B)	400,000	395,227
Citigroup, Inc.
1.81% (A), 12/07/2018	1,310,000	1,316,228
2.40%, 02/18/2020	4,800,000	4,790,261
4.40%, 06/10/2025	1,200,000	1,227,660
Citizens Bank NA 2.30%, 12/03/2018, MTN	300,000	301,537
Commonwealth Bank of Australia 1.22% (A), 09/08/2017 (B)	700,000	699,566
Cooperatieve Rabobank UA
3.75%, 07/21/2026	1,000,000	980,248
3.88%, 02/08/2022	2,500,000	2,639,535
Credit Agricole SA 7.88% (A), 01/23/2024 (B) (E)	250,000	252,523
Dexia Credit Local SA 1.88%, 09/15/2021 (B)	2,500,000	2,412,532

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
First Republic Bank 4.38%, 08/01/2046	$ 300,000	$ 272,642
HSBC Holdings PLC 5.10%, 04/05/2021	280,000	302,598
HSBC USA, Inc.
1.51% (A), 11/13/2019	460,000	458,490
2.38%, 11/13/2019	550,000	551,416
2.75%, 08/07/2020	1,770,000	1,773,513
ING Bank NV 1.52% (A), 03/16/2018 (B)	900,000	901,497
JPMorgan Chase & Co.
2.75%, 06/23/2020	4,500,000	4,540,698
3.25%, 09/23/2022	200,000	202,258
3.90%, 07/15/2025	215,000	221,080
JPMorgan Chase Bank NA 6.00%, 10/01/2017	260,000	268,316
Lloyds Banking Group PLC 5.30%, 12/01/2045	200,000	206,536
Manufacturers & Traders Trust Co. 2.25%, 07/25/2019	750,000	755,972
Mitsubishi UFJ Financial Group, Inc. 2.81% (A), 03/01/2021	2,400,000	2,483,364
Mitsubishi UFJ Trust & Banking Corp. 2.65%, 10/19/2020 (B)	200,000	199,291
National Australia Bank, Ltd. 1.38%, 07/12/2019	1,600,000	1,571,234
Nykredit Realkredit A/S
1.00%, 04/01/2017	DKK 1,200,000	170,469
1.00%, 07/01/2017 - 10/01/2017, MTN	17,400,000	2,486,371
1.00%, 01/01/2018 (F)	2,000,000	286,867
2.00%, 04/01/2017 - 04/01/2018	19,700,000	2,827,056
Realkredit Danmark A/S
1.00%, 04/01/2017, MTN	15,100,000	2,144,446
1.00%, 04/01/2018	7,300,000	1,049,629
2.00%, 04/01/2017 - 01/01/2018	38,700,000	5,512,493
Royal Bank of Scotland Group PLC 8.63% (A), 08/15/2021 (E)	$ 1,000,000	1,020,000
Santander Holdings USA, Inc.
2.38% (A), 11/24/2017	1,500,000	1,512,854
2.70%, 05/24/2019	1,500,000	1,498,859
Santander UK Group Holdings PLC
2.88%, 10/16/2020	1,660,000	1,645,045
3.13%, 01/08/2021	200,000	199,533
Santander UK PLC 2.38%, 03/16/2020	3,400,000	3,381,273
Sberbank of Russia Via SB Capital SA 5.18%, 06/28/2019 (G)	400,000	417,536
Sumitomo Mitsui Banking Corp. 2.65%, 07/23/2020, MTN	1,790,000	1,787,440
Sumitomo Mitsui Financial Group, Inc. 2.63%, 07/14/2026 (D)	400,000	371,704
Swedbank AB 2.20%, 03/04/2020 (B)	1,190,000	1,180,266
Toronto-Dominion Bank 1.12% (A), 05/02/2017 (D)	400,000	400,152
Wells Fargo & Co.
1.36% (A), 09/14/2018	900,000	899,613
2.55%, 12/07/2020, MTN	160,000	160,183

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Wells Fargo & Co. (continued)
2.60%, 07/22/2020, MTN	$ 3,375,000	$ 3,394,507
3.00%, 02/19/2025, MTN	500,000	480,320
Westpac Banking Corp. 2.25%, 11/09/2020 (B)	2,400,000	2,401,006

		83,228,735

Beverages - 0.5%
Anheuser-Busch InBev Finance, Inc. 3.65%, 02/01/2026	3,500,000	3,553,165

Biotechnology - 0.4%
AbbVie, Inc.
2.90%, 11/06/2022	2,400,000	2,370,597
3.20%, 11/06/2022	100,000	100,066
Amgen, Inc. 4.10%, 06/15/2021	400,000	421,667

		2,892,330

Building Products - 0.0% (C)
Fortune Brands Home & Security, Inc. 4.00%, 06/15/2025	140,000	143,983
Masco Corp. 4.45%, 04/01/2025	40,000	40,600
Owens Corning 4.20%, 12/01/2024	50,000	51,219

		235,802

Capital Markets - 2.6%
Credit Suisse AG 1.57% (A), 04/27/2018	1,260,000	1,259,467
Credit Suisse Group Funding Guernsey, Ltd. 3.75%, 03/26/2025	3,900,000	3,840,728
Deutsche Bank AG 4.25%, 10/14/2021 (B)	800,000	803,085
Goldman Sachs Group, Inc.
3.75%, 05/22/2025	140,000	140,364
3.85%, 07/08/2024, MTN	4,700,000	4,797,718
6.15%, 04/01/2018	280,000	294,536
Lazard Group LLC 3.75%, 02/13/2025	81,000	79,093
Moody’s Corp.
2.75%, 07/15/2019	200,000	202,282
5.25%, 07/15/2044	100,000	110,216
Morgan Stanley
4.00%, 07/23/2025, MTN	140,000	143,502
5.50%, 07/24/2020, MTN	4,100,000	4,490,357
6.63%, 04/01/2018, MTN	200,000	211,506
S&P Global, Inc. 4.40%, 02/15/2026	80,000	84,628
UBS AG 1.28% (A), 08/14/2017, MTN (D)	250,000	249,924

		16,707,406

Chemicals - 0.1%
Air Liquide Finance SA 2.25%, 09/27/2023 (B)	300,000	285,645
Solvay Finance America LLC 3.40%, 12/03/2020 (B)	200,000	203,499

		489,144

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies - 0.3%
ADT Corp. 4.13%, 06/15/2023	$ 40,000	$ 38,200
ERAC USA Finance LLC 4.50%, 02/15/2045 (B)	40,000	38,143
MUFG Americas Holdings Corp.
1.46% (A), 02/09/2018	114,000	113,807
2.25%, 02/10/2020	41,000	40,563
Republic Services, Inc.
2.90%, 07/01/2026	800,000	766,920
3.55%, 06/01/2022	1,000,000	1,038,801
Waste Management, Inc. 3.13%, 03/01/2025	40,000	40,052

		2,076,486

Consumer Finance - 1.8%
American Express Credit Corp.
1.40% (A), 08/15/2019, MTN (D)	700,000	701,287
1.66% (A), 11/05/2018, MTN	170,000	171,087
Daimler Finance North America LLC
1.35% (A), 03/02/2018 (B)	800,000	801,238
1.50%, 07/05/2019 (B)	800,000	787,100
Ford Motor Credit Co. LLC 1.47% (A), 09/08/2017	700,000	700,196
General Motors Financial Co., Inc.
3.20%, 07/13/2020	317,000	317,954
3.50%, 07/10/2019	200,000	203,651
3.70%, 11/24/2020	1,590,000	1,617,428
Synchrony Financial
2.60%, 01/15/2019	1,570,000	1,577,941
2.70%, 02/03/2020	41,000	40,878
4.50%, 07/23/2025	1,780,000	1,828,355
Toyota Motor Credit Corp. 1.40%, 05/20/2019, MTN	800,000	790,923
Volkswagen Group of America Finance LLC 2.13%, 05/23/2019 (B)	2,100,000	2,089,718

		11,627,756

Containers & Packaging - 0.1%
International Paper Co.
3.00%, 02/15/2027	900,000	849,094
3.80%, 01/15/2026	50,000	50,638

		899,732

Diversified Consumer Services - 0.8%
Nationwide Building Society 3.90%, 07/21/2025 (B)	4,800,000	4,939,339

Diversified Financial Services - 1.2%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 4.63%, 07/01/2022	150,000	154,500
BRFkredit A/S 2.00%, 10/01/2017	DKK 3,400,000	489,701
GE Capital International Funding Co. Unlimited Co.
2.34%, 11/15/2020	$ 744,000	743,645
4.42%, 11/15/2035	400,000	419,163
Helios Leasing I LLC 1.56%, 09/28/2024	133,640	129,526

The Notes to Financial Statements are an integral part of this report. Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Service (continued)
LeasePlan Corp. NV
2.50%, 05/16/2018 (B)	$ 300,000	$ 300,436
3.00%, 10/23/2017 (B)	250,000	251,793
Nordea Kredit Realkreditaktieselskab
1.00%, 10/01/2017, MTN	DKK 2,600,000	371,735
2.00%, 04/01/2017 - 10/01/2017	17,700,000	2,545,532
Protective Life Global Funding
1.50% (A), 06/08/2018 (B)	$ 800,000	800,108
2.70%, 11/25/2020 (B)	1,590,000	1,592,317
Tagua Leasing LLC 1.58%, 11/16/2024	137,803	133,764

		7,932,220

Diversified Telecommunication Services - 1.6%
AT&T, Inc.
1.42% (A), 03/30/2017	500,000	500,299
1.93% (A), 06/30/2020	170,000	170,922
3.40%, 05/15/2025	150,000	144,573
3.80%, 03/15/2022	1,100,000	1,127,653
4.75%, 05/15/2046	1,400,000	1,326,387
4.80%, 06/15/2044	900,000	850,423
Telefonica Emisiones SAU 6.22%, 07/03/2017	1,900,000	1,942,640
Verizon Communications, Inc.
1.35% (A), 06/09/2017	400,000	400,464
4.15%, 03/15/2024	1,600,000	1,671,971
4.52%, 09/15/2048	1,600,000	1,534,259
5.15%, 09/15/2023	1,000,000	1,105,743

		10,775,334

Electric Utilities - 2.0%
Appalachian Power Co. 3.40%, 06/01/2025	1,430,000	1,448,193
Duke Energy Corp.
1.38% (A), 04/03/2017	200,000	200,150
3.75%, 04/15/2024 - 09/01/2046	900,000	836,390
3.95%, 10/15/2023	500,000	524,439
4.80%, 12/15/2045	1,600,000	1,691,154
Duke Energy Progress LLC 1.15% (A), 03/06/2017	200,000	200,049
Electricite de France SA 3.63%, 10/13/2025 (B)	1,500,000	1,496,345
Entergy Corp. 4.00%, 07/15/2022	1,600,000	1,673,083
Entergy Louisiana LLC 3.30%, 12/01/2022	150,000	151,114
Entergy Mississippi, Inc. 2.85%, 06/01/2028	1,300,000	1,234,429
Exelon Corp. 3.40%, 04/15/2026	1,600,000	1,569,885
FirstEnergy Corp. 2.75%, 03/15/2018	100,000	100,908
Niagara Mohawk Power Corp. 4.12%, 11/28/2042 (B) (H)	200,000	193,076
Pacific Gas & Electric Co. 3.50%, 06/15/2025	40,000	41,102
PSEG Power LLC 3.00%, 06/15/2021	600,000	601,843
Southwestern Electric Power Co. 6.20%, 03/15/2040	1,000,000	1,200,505

		13,162,665

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electrical Equipment - 0.0% (C)
Eaton Corp. 2.75%, 11/02/2022	$ 125,000	$ 123,804
Schneider Electric SE 2.95%, 09/27/2022 (B)	150,000	149,817

		273,621

Electronic Equipment, Instruments & Components - 0.0% (C)
Flex, Ltd. 4.75%, 06/15/2025	50,000	52,901

Energy Equipment & Services - 0.3%
Halliburton Co. 3.80%, 11/15/2025	80,000	81,272
Regency Energy Partners, LP / Regency Energy Finance Corp. 4.50%, 11/01/2023	1,900,000	1,927,977

		2,009,249

Equity Real Estate Investment Trusts - 1.6%
Alexandria Real Estate Equities, Inc.
3.95%, 01/15/2027	300,000	298,673
4.30%, 01/15/2026	800,000	822,188
4.50%, 07/30/2029	700,000	700,393
American Tower Corp.
3.38%, 10/15/2026	1,400,000	1,325,367
3.50%, 01/31/2023	100,000	100,303
4.00%, 06/01/2025	1,250,000	1,253,191
Crown Castle International Corp.
4.45%, 02/15/2026	390,000	403,491
5.25%, 01/15/2023	1,600,000	1,722,000
Digital Realty Trust, LP 3.95%, 07/01/2022	1,830,000	1,880,482
Federal Realty Investment Trust 3.63%, 08/01/2046	250,000	219,417
iStar, Inc. 4.00%, 11/01/2017	100,000	100,500
Prologis, LP 3.75%, 11/01/2025	40,000	40,987
Unibail-Rodamco SE 1.65% (A), 04/16/2019, MTN (G)	600,000	596,910
WP Carey, Inc. 4.60%, 04/01/2024	800,000	810,784

		10,274,686

Food & Staples Retailing - 0.1%
CVS Pass-Through Trust 4.16%, 08/11/2036 (B)	93,189	93,121
Walgreens Boots Alliance, Inc. 1.75%, 05/30/2018	800,000	800,799

		893,920

Food Products - 0.1%
Kraft Heinz Foods Co.
3.50%, 07/15/2022	50,000	50,755
4.38%, 06/01/2046	500,000	470,490

		521,245

Gas Utilities - 0.2%
National Fuel Gas Co. 5.20%, 07/15/2025	120,000	124,631
ONE Gas, Inc. 2.07%, 02/01/2019	900,000	901,821

		1,026,452

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Equipment & Supplies - 0.5%
Becton Dickinson and Co. 3.73%, 12/15/2024	$ 51,000	$ 52,154
Boston Scientific Corp. 3.38%, 05/15/2022	1,430,000	1,453,493
Zimmer Biomet Holdings, Inc.
2.70%, 04/01/2020	1,640,000	1,640,082
3.15%, 04/01/2022	80,000	79,781
3.55%, 04/01/2025	80,000	77,919

		3,303,429

Health Care Providers & Services - 0.1%
Aetna, Inc. 3.50%, 11/15/2024	50,000	50,728
Laboratory Corp. of America Holdings 3.60%, 02/01/2025	41,000	40,820
Northwell Healthcare, Inc. 3.98%, 11/01/2046	700,000	644,421

		735,969

Hotels, Restaurants & Leisure - 0.2%
McDonald’s Corp. 3.70%, 01/30/2026, MTN	1,580,000	1,608,593

Independent Power & Renewable Electricity Producers - 0.0% (C)
Exelon Generation Co. LLC 6.25%, 10/01/2039	200,000	201,373

Industrial Conglomerates - 0.1%
General Electric Co.
2.70%, 10/09/2022	260,000	259,952
4.50%, 03/11/2044	100,000	107,347

		367,299

Insurance - 1.8%
American International Group, Inc. 3.75%, 07/10/2025	520,000	523,356
Chubb INA Holdings, Inc. 3.35%, 05/03/2026	90,000	91,162
First American Financial Corp.
4.30%, 02/01/2023	100,000	98,266
4.60%, 11/15/2024	50,000	49,401
Jackson National Life Global Funding
2.30%, 04/16/2019 (B)	300,000	301,229
2.60%, 12/09/2020 (B)	1,580,000	1,585,279
Marsh & McLennan Cos., Inc. 3.75%, 03/14/2026	50,000	50,938
MetLife, Inc.
4.05%, 03/01/2045	40,000	38,358
5.25%, 06/15/2020 (A) (E)	100,000	101,250
Metropolitan Life Global Funding I
2.00%, 04/14/2020 (B)	250,000	247,185
2.50%, 12/03/2020 (B)	1,820,000	1,820,639
New York Life Global Funding
1.13%, 03/01/2017 (B)	200,000	199,987
1.26% (A), 04/06/2018 (B)	1,200,000	1,204,147
Pricoa Global Funding I
2.20%, 05/16/2019 (B)	200,000	200,624
2.55%, 11/24/2020 (B)	1,590,000	1,590,315
Principal Life Global Funding II
1.43% (A), 12/01/2017 (B)	1,300,000	1,305,253
2.20%, 04/08/2020 (B)	1,300,000	1,290,267
3.00%, 04/18/2026 (B)	500,000	486,032

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
QBE Insurance Group, Ltd. 2.40%, 05/01/2018 (B)	$ 200,000	$ 200,219
Reliance Standard Life Global Funding II
2.15%, 10/15/2018 (B)	210,000	211,043
2.50%, 04/24/2019 (B)	100,000	100,647
Travelers Cos., Inc. 3.75%, 05/15/2046	100,000	94,360
XLIT, Ltd. 4.45%, 03/31/2025	40,000	39,663

		11,829,620

Internet & Direct Marketing Retail - 0.1%
Amazon.com, Inc.
2.50%, 11/29/2022	200,000	197,917
3.30%, 12/05/2021	110,000	113,988

		311,905

IT Services - 0.5%
Fidelity National Information Services, Inc.
3.88%, 06/05/2024	100,000	102,026
4.50%, 10/15/2022	1,660,000	1,765,840
Hewlett Packard Enterprise Co. 2.45%, 10/05/2017	1,100,000	1,106,116

		2,973,982

Life Sciences Tools & Services - 0.3%
Thermo Fisher Scientific, Inc.
2.15%, 12/14/2018	80,000	80,367
3.30%, 02/15/2022	110,000	111,757
4.15%, 02/01/2024	1,600,000	1,666,128

		1,858,252

Marine - 0.1%
AP Moller - Maersk A/S 3.88%, 09/28/2025 (B)	450,000	435,102

Media - 0.9%
21st Century Fox America, Inc. 3.70%, 09/15/2024	800,000	810,043
CBS Corp. 4.00%, 01/15/2026	50,000	50,852
Charter Communications Operating LLC / Charter Communications Operating Capital 4.46%, 07/23/2022	2,000,000	2,090,062
Comcast Corp.
4.40%, 08/15/2035	50,000	52,307
4.75%, 03/01/2044	2,400,000	2,574,060
Cox Communications, Inc. 3.25%, 12/15/2022 (B)	100,000	97,409
SES SA 3.60%, 04/04/2023 (B)	200,000	195,080
Sky PLC
3.13%, 11/26/2022 (B)	80,000	79,350
3.75%, 09/16/2024 (B)	200,000	200,635

		6,149,798

Multi-Utilities - 0.4%
DTE Electric Co. 3.70%, 06/01/2046	1,700,000	1,635,381
E.ON International Finance BV 6.65%, 04/30/2038 (B) (H)	666,000	782,948

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Multi-Utilities (continued)
Sempra Energy 2.88%, 10/01/2022	$ 150,000	$ 148,565

		2,566,894

Oil, Gas & Consumable Fuels - 1.2%
BP Capital Markets PLC
1.33% (A), 02/13/2018	450,000	450,445
3.51%, 03/17/2025	120,000	121,147
Dolphin Energy, Ltd. 5.50%, 12/15/2021 (G)	400,000	439,960
Energy Transfer Partners, LP
4.05%, 03/15/2025	400,000	395,963
4.75%, 01/15/2026	100,000	103,384
EOG Resources, Inc. 3.90%, 04/01/2035	40,000	37,881
Kinder Morgan, Inc. 5.05%, 02/15/2046	800,000	791,924
Petroleos Mexicanos 6.00%, 03/05/2020	200,000	210,950
Pioneer Natural Resources Co. 7.50%, 01/15/2020	650,000	738,901
Plains All American Pipeline, LP / PAA Finance Corp.
2.85%, 01/31/2023	100,000	94,534
3.60%, 11/01/2024	100,000	95,751
Rosneft Finance SA 7.88%, 03/13/2018, MTN (G)	200,000	210,700
Shell International Finance BV 4.00%, 05/10/2046	1,500,000	1,434,389
Statoil ASA
2.45%, 01/17/2023	125,000	122,016
3.25%, 11/10/2024	1,800,000	1,824,432
Western Gas Partners, LP
4.00%, 07/01/2022	115,000	116,876
4.65%, 07/01/2026	400,000	414,160
Woodside Finance, Ltd. 3.65%, 03/05/2025 (B)	40,000	39,075

		7,642,488

Pharmaceuticals - 0.6%
Actavis Funding SCS 3.85%, 06/15/2024	100,000	100,892
Actavis, Inc. 1.88%, 10/01/2017	1,500,000	1,502,866
Baxalta, Inc.
3.60%, 06/23/2022	50,000	50,383
4.00%, 06/23/2025	50,000	50,146
Eli Lilly & Co. 2.75%, 06/01/2025	1,190,000	1,160,010
Perrigo Finance Unlimited Co. 3.50%, 03/15/2021	200,000	202,086
Shire Acquisitions Investments Ireland DAC
2.88%, 09/23/2023	400,000	380,179
3.20%, 09/23/2026	500,000	467,167

		3,913,729

Road & Rail - 0.1%
Canadian National Railway Co. 2.25%, 11/15/2022	400,000	388,603

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Road & Rail (continued)
GATX Corp. 3.25%, 09/15/2026 (D)	$ 400,000	$ 377,496
JB Hunt Transport Services, Inc. 2.40%, 03/15/2019	100,000	100,280
Norfolk Southern Corp. 4.45%, 06/15/2045	50,000	51,824

		918,203

Software - 0.7%
Adobe Systems, Inc. 3.25%, 02/01/2025	41,000	41,020
Autodesk, Inc. 4.38%, 06/15/2025	100,000	102,726
Microsoft Corp.
2.13%, 11/15/2022	300,000	292,336
2.70%, 02/12/2025	800,000	783,897
Oracle Corp.
2.40%, 09/15/2023	600,000	581,280
2.65%, 07/15/2026	800,000	759,369
2.80%, 07/08/2021	400,000	407,681
2.95%, 05/15/2025	1,250,000	1,225,351
4.30%, 07/08/2034	400,000	413,594

		4,607,254

Specialty Retail - 0.4%
AutoNation, Inc. 4.50%, 10/01/2025	50,000	50,584
Lowe’s Cos., Inc. 3.70%, 04/15/2046	2,800,000	2,613,649
QVC, Inc.
4.45%, 02/15/2025	100,000	96,123
4.85%, 04/01/2024	100,000	100,526

		2,860,882

Technology Hardware, Storage & Peripherals - 0.3%
Apple, Inc.
1.18% (A), 05/06/2019	400,000	401,639
3.45%, 05/06/2024	400,000	412,015
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 8.10%, 07/15/2036 (B)	1,100,000	1,308,540

		2,122,194

Tobacco - 0.4%
BAT International Finance PLC 3.50%, 06/15/2022 (B)	50,000	51,247
Imperial Brands Finance PLC
3.75%, 07/21/2022 (B)	200,000	205,314
4.25%, 07/21/2025 (B)	1,790,000	1,847,685
Reynolds American, Inc.
4.00%, 06/12/2022	50,000	52,296
4.85%, 09/15/2023	100,000	108,605

		2,265,147

Transportation Infrastructure - 0.0% (C)
Sydney Airport Finance Co. Pty, Ltd. 3.38%, 04/30/2025 (B)	50,000	48,170

Water Utilities - 0.0% (C)
American Water Capital Corp. 3.40%, 03/01/2025	50,000	51,168

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Wireless Telecommunication Services - 0.0% (C)
T-Mobile USA, Inc.
6.00%, 03/01/2023	$ 104,000	$ 109,850
6.38%, 03/01/2025	104,000	111,150

		221,000

Total Corporate Debt Securities (Cost $239,304,259)		237,831,801

FOREIGN GOVERNMENT OBLIGATIONS - 3.4%
Brazil - 1.6%
Brazil Government International Bond 5.63%, 02/21/2047	600,000	526,500
Brazil Letras do Tesouro Nacional Zero Coupon, 04/01/2017	BRL 34,586,000	10,299,172

		10,825,672

Canada - 0.4%
Province of Ontario 1.65%, 09/27/2019	$ 1,200,000	1,193,254
Province of Quebec 2.50%, 04/20/2026	1,700,000	1,636,287

		2,829,541

Japan - 1.0%
Japan Finance Organization for Municipalities 2.13%, 04/13/2021 - 10/25/2023 (B)	3,900,000	3,750,244
Tokyo Metropolitan Government 2.00%, 05/17/2021 (B)	2,600,000	2,522,104

		6,272,348

Republic of Korea - 0.1%
Export-Import Bank of Korea 1.64% (A), 05/26/2019	800,000	802,000

Saudi Arabia - 0.3%
Saudi Arabia Government International Bond 4.50%, 10/26/2046 (B)	1,800,000	1,724,098

Total Foreign Government Obligations (Cost $22,571,981)		22,453,659

MORTGAGE-BACKED SECURITIES - 2.1%
ALBA PLC Series 2015-1, Class A, 1.51% (A), 04/24/2049 (G)	GBP 555,729	684,068
Auburn Securities 4 PLC Series 4, Class A2, 0.66% (A), 10/01/2041 (G)	523,668	634,384
Bear Stearns Alt-A Trust Series 2005-5, Class 1A1, 1.20% (A), 07/25/2035	$ 37,795	37,586
Bluestone Securities PLC Series 2007-1, Class A2A, 0.58% (A), 06/09/2044 (G)	GBP 399,898	476,754
CHL Mortgage Pass-Through Trust Series 2005-9, Class 1A1, 1.36% (A), 05/25/2035	$ 75,933	63,656

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Countrywide Commercial Mortgage Trust Series 2007-MF1, Class A, 6.09% (A), 11/12/2043 (B)	$ 2,109,610	$ 2,132,532
Dukinfield PLC Series 1, Class A, 1.40% (A), 08/15/2045 (G)	GBP 323,164	397,182
Eurosail PLC
Series 2006-4X, Class A3C,
0.54% (A), 12/10/2044 (G)	439,455	527,416
Series 2007-3X, Class A2A,
0.68% (A), 06/13/2045 (G)	98,498	121,135
Series 2007-3X, Class A2C,
0.68% (A), 06/13/2045 (G)	133,293	163,926
Gemgarto PLC Series 2015-1, Class A, 1.35% (A), 02/16/2047 (G)	126,693	156,420
La Hipotecaria El Salvadorian Mortgage Trust Series 2016-1A, Class A, 3.36%, 01/15/2046 (B) (I)	$ 1,375,913	1,396,976
Merrill Lynch Mortgage Investors Trust Series 2003-B, Class A1, 1.44% (A), 04/25/2028	783,708	753,688
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class A4, 3.37%, 10/15/2048	1,600,000	1,609,439
Morgan Stanley Bank of America Merrill Lynch Trust, Interest Only STRIPS Series 2013-C8, Class XA, 1.04% (A), 12/15/2048	1,935,047	93,525
Morgan Stanley Capital I Trust Series 2007-HQ13, Class A3, 5.57%, 12/15/2044	1,037,234	1,057,378
MortgageIT Trust Series 2005-2, Class 1A1, 1.28% (A), 05/25/2035	208,363	203,395
Southern Pacific Financing PLC Series 2005-B, Class A, 0.56% (A), 06/10/2043 (G)	GBP 925,696	1,114,295
Structured Adjustable Rate Mortgage Loan Trust Series 2005-4, Class 6A1, 1.00% (A), 03/25/2035	$ 549,258	490,128
Uropa Securities PLC
Series 2008-1, Class A,
0.58% (A), 06/10/2059 (G)	GBP 946,135	1,113,347
Series 2008-1, Class B,
1.13% (A), 06/10/2059 (G)	181,929	194,234
Series 2008-1, Class M1,
0.73% (A), 06/10/2059 (G)	218,119	243,519
Series 2008-1, Class M2,
0.93% (A), 06/10/2059 (G)	171,169	187,772

Total Mortgage-Backed Securities (Cost $14,600,920)		13,852,755

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS - 0.3%
California - 0.2%
Bay Area Toll Authority, Revenue Bonds Series S1, 6.92%, 04/01/2040	$ 200,000	$ 270,002
Los Angeles Community College District, General Obligation Unlimited 6.60%, 08/01/2042	200,000	277,458
State of California, General Obligation Unlimited 7.35%, 11/01/2039	300,000	424,698

		972,158

Maryland - 0.1%
County of Baltimore, General Obligation Unlimited 3.30%, 07/01/2046	450,000	410,436

New York - 0.0% (C)
Port Authority of New York & New Jersey, Revenue Bonds 4.46%, 10/01/2062	200,000	200,666

Utah - 0.0% (C)
Utah State Board of Regents, Revenue Bonds Series 1, 1.51% (A), 12/26/2031	70,006	69,274

Total Municipal Government Obligations (Cost $1,675,584)		1,652,534

U.S. GOVERNMENT AGENCY OBLIGATIONS - 11.9%
Federal Home Loan Mortgage Corp.
1.25%, 10/02/2019 (F) (J)	14,450,000	14,365,482
2.38%, 01/13/2022 (J)	10,800,000	10,977,196
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates 1.43% (A), 02/25/2023	1,999,284	2,001,775
Federal Home Loan Mortgage Corp. REMIC
0.88% (A), 01/15/2038	2,514,559	2,494,779
1.10% (A), 02/15/2041 - 09/15/2045	1,860,786	1,857,180
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS 1.98% (A), 01/15/2038	2,514,559	147,888
Federal Home Loan Mortgage Corp., Interest Only STRIPS 5.19% (A), 09/15/2043	2,144,287	446,547
Federal National Mortgage Association
1.88%, 09/18/2018	6,800,000	6,878,812
3.50%, 06/01/2045	465,181	477,149
3.50%, TBA (F)	23,600,000	24,167,172
3.70%, 09/01/2034	964,867	982,438
4.50%, 04/01/2028 - 10/01/2041	823,212	886,748
Federal National Mortgage Association REMIC
1.33% (A), 06/25/2041	1,569,607	1,574,932
1.51% (A), 05/25/2040	1,322,578	1,329,843
1.61% (A), 11/25/2039	4,241,632	4,324,223
Financing Corp., Principal Only STRIPS 05/11/2018	600,000	589,435

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATION (continued)
Government National Mortgage Association 1.33% (A), 05/20/2066 - 06/20/2066	$ 4,487,504	$ 4,466,328

Total U.S. Government Agency Obligations (Cost $77,641,604)		77,967,927

U.S. GOVERNMENT OBLIGATIONS - 8.4%
U.S. Treasury - 7.5%
U.S. Treasury Bond
2.25%, 08/15/2046 (D) (J)	1,550,000	1,303,271
2.50%, 05/15/2046 (F) (J)	600,000	533,203
2.75%, 08/15/2042 (F) (J)	28,800,000	27,208,138
2.88%, 08/15/2045 - 11/15/2046 (J)	2,500,000	2,409,243
3.00%, 11/15/2045	70,000	69,043
3.13%, 08/15/2044 (J)	5,600,000	5,667,810
3.38%, 05/15/2044 (J)	500,000	530,215
U.S. Treasury Note
0.88%, 01/31/2017	6,500,000	6,502,587
1.38%, 05/31/2021 (J)	740,000	725,287
1.63%, 02/15/2026 (J)	1,080,000	1,009,125
1.75%, 01/31/2023 (K)	400,000	390,781
2.00%, 02/15/2025 (J)	2,500,000	2,433,203
2.00%, 11/15/2026	400,000	384,859

		49,166,765

U.S. Treasury Inflation-Protected Securities - 0.9%
U.S. Treasury Inflation-Indexed Bond 1.00%, 02/15/2046 (J)	5,712,616	5,736,757

Total U.S. Government Obligations (Cost $53,814,906)		54,903,522

COMMERCIAL PAPER - 0.5%
Capital Markets - 0.0% (C)
Credit Suisse AG 1.51% (L), 07/03/2017	100,000	99,253

Consumer Finance - 0.3%
Ford Motor Credit Co. 1.70% (L), 10/05/2017	1,700,000	1,678,417

Electric Utilities - 0.1%
Entergy Corp. 1.11% (L), 01/04/2017	900,000	899,918

Hotels, Restaurants & Leisure - 0.1%
Marriott International, Inc. 1.02% (L), 01/18/2017	800,000	799,622

Total Commercial Paper (Cost $3,477,210)		3,477,210

SHORT-TERM FOREIGN GOVERNMENT OBLIGATIONS - 4.5%
Japan - 4.5%
Japan Treasury Discount Bill 0.00% (L) (M), 01/10/2017 - 02/06/2017	JPY 3,450,000,000	29,522,269

Total Short-Term Foreign Government Obligations (Cost $32,966,321)		29,522,269

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 7.2%
Federal Home Loan Bank Discount Notes
0.49% (L), 01/03/2017	$ 10,000,000	$ 10,000,000
0.50% (L), 01/05/2017	27,800,000	27,799,416
0.51% (L), 01/06/2017 - 01/18/2017	9,600,000	9,599,264

Total Short-Term U.S. Government Agency Obligations (Cost $47,396,984)		47,398,680

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 2.7%
U.S. Treasury Bill
0.36% (L), 02/02/2017 (F) (N) (O)	305,000	304,893
0.39% (L), 02/02/2017 (F) (N) (O)	693,000	692,756
0.41% (L), 02/02/2017 (F) (N) (O)	244,000	243,914
0.46% (L), 02/02/2017 (F) (N) (O)	332,000	331,883
0.46% (L), 03/09/2017 (O) (P)	541,000	540,531
0.47% (L), 03/02/2017 (N) (P)	3,800,000	3,797,036
0.48% (L), 03/09/2017 (O) (P)	2,385,000	2,382,935
0.49% (L), 03/09/2017 (O) (P)	23,000	22,980
0.49% (L), 03/02/2017 (N) (P)	180,000	179,860
0.50% (L), 03/09/2017 (O) (P)	8,616,000	8,608,539
0.52% (L), 03/09/2017 (O) (P)	287,000	286,751

Total Short-Term U.S. Government Obligations (Cost $17,391,579)		17,392,078

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED - 1.4%
Put - S&P 500® Exercise Price $1,925 Expiration Date 12/15/2017	1,486	9,280,070

Total Exchange-Traded Options Purchased (Cost $8,666,412)		9,280,070

	Notional Amount	Value
OVER-THE-COUNTER INTEREST RATE-CAPPED OPTIONS PURCHASED - 0.0% (C) (Q)
Call - CMS 2-Year to 10-Year Spread Floor (H) Exercise Rate 0.15% Expiration Date 11/28/2017, CITI	$ 89,700,000	20,651

Total Over-the-Counter Interest Rate-Capped Options Purchased (Cost $76,245)		20,651

OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED - 0.2% (Q)
Put - Receives Floating Rate Index 3-Month USD-LIBOR (H) Exercise Rate 2.30% Expiration Date 10/21/2019, GSB	8,600,000	1,355,557

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $817,000)		1,355,557

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (L)	4,963,580	$ 4,963,580

Total Securities Lending Collateral (Cost $4,963,580)		4,963,580

	Principal	Value
REPURCHASE AGREEMENTS - 27.4%
Bank of America NA 0.73% (L), dated 12/20/2016, to be repurchased at $86,724,613 on 01/03/2017. Collateralized by U.S. Government Obligations, 3.00% - 3.63%, due 08/15/2043 - 11/15/2044, and Cash with a total value of $88,961,729.	$ 86,700,000	86,700,000
JPMorgan Securities LLC 0.61% (L), dated 12/30/2016, to be repurchased at $4,400,298 on 01/03/2017. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 04/20/2046, and with a value of $4,580,540.	4,400,000	4,400,000
RBC Capital Markets LLC 0.57% (L), dated 12/30/2016, to be repurchased at $75,504,782 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.75%, due 9/30/2022 and with a value of $77,291,280.	75,500,000	75,500,000
State Street Bank & Trust Co. 0.03% (L), dated 12/30/2016, to be repurchased at $13,478,606 on 01/03/2017. Collateralized by a U.S. Government Obligation, 2.13%, due 09/30/2021, and with a value of $13,751,987.	13,478,562	13,478,562

Total Repurchase Agreements (Cost $180,078,562)		180,078,562

Total Investments (Cost $737,412,762) (R)		734,324,547
Net Other Assets (Liabilities) - (11.9)%		(78,174,304)

Net Assets - 100.0%		$ 656,150,243

REVERSE REPURCHASE AGREEMENTS - (6.8)%

Bank of Nova Scotia 0.81% (L), dated 11/01/2016, to be repurchased at $(7,934,231) on 01/03/2017. Collateralized by a U.S. Government Obligation, 2.75%, due 08/15/2042, and Cash with a value of $(7,970,782).

	$ (7,923,000)	$ (7,923,000)
Bank of Nova Scotia 0.82% (L), dated 11/02/2016, to be repurchased at $(7,524,902) on 01/05/2017. Collateralized by U.S. Government Obligations, 1.38 - 3.38%, due 05/31/2021 - 08/15/2045, and Cash with a total value of $(7,663,584).	(7,513,948)	(7,513,948)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
REVERSE REPURCHASE AGREEMENTS (continued)

Bank of Nova Scotia 0.85% (L), dated 01/03/2017, to be repurchased at $(8,781,621) on 04/03/2017. Collateralized by a U.S. Government Obligation, 2.75%, due 08/15/2042, and with a value of $(8,741,965).

	$ (8,763,000)	$ (8,763,000)
JPMorgan Securities LLC 0.79% (L), dated 12/16/2016, to be repurchased at $(1,661,739) on 03/15/2017. Collateralized by U.S. Government Obligations, 2.25% - 3.13%, due 08/15/2044 - 08/15/2046 and with a total value of $(1,688,614).	(1,658,500)	(1,658,500)
Merrill Lynch Pierce Fenner & Smith 0.70% (L), dated 12/12/2016, to be repurchased at $(999,699) on 01/17/2017. Collateralized by a U.S. Government Obligation, 2.25%, due 08/15/2046, and with a value of $(1,019,230).	(999,000)	(999,000)
Merrill Lynch Pierce Fenner & Smith 1.00% (L), dated 12/15/2016, to be repurchased at $(1,931,948) on 01/04/2017. Collateralized by a U.S. Government Obligation, 3.13%, due 08/15/2044, and with a value of $(1,945,881).	(1,930,875)	(1,930,875)

	Principal	Value
REVERSE REPURCHASE AGREEMENTS (continued)

Merrill Lynch Pierce Fenner & Smith 1.07% (L), dated 11/18/2016, to be repurchased at $(7,358,286) on 01/18/2017. Collateralized by U.S. Government Obligations, 2.00% - 2.75%, due 02/15/2025 - 08/15/2042, and with a total value of $(7,250,805).

	$ (7,344,969)	$ (7,344,969)
Merrill Lynch Pierce Fenner & Smith 1.15% (L), dated 11/22/2016, to be repurchased at $(1,544,069) on 01/03/2017. Collateralized by a U.S. Government Obligation, 2.75%, due 08/15/2042, and with a value of $(1,528,652).	(1,542,000)	(1,542,000)
RBS Securities, Inc. 1.15% (L), dated 12/14/2016, to be repurchased at $(1,010,477) on 01/04/2017. Collateralized by a U.S. Government Obligation, 1.63%, due 02/15/2026, and with a value of $(1.015,944).	(1,009,800)	(1,009,800)
RBS Securities, Inc. 1.30% (L), dated 12/14/2016, to be repurchased at $(5,674,095) on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.00%, due 02/15/2046, and with a value of $(5,764,616).	(5,670,000)	(5,670,000)

Total Reverse Repurchase Agreements (Cost $44,355,092)		$ (44,355,092)

OVER-THE-COUNTER INTEREST RATE-CAPPED OPTIONS WRITTEN: (Q)

Description	Counterparty	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Value
Call - CMS 2-Year to 10-Year Spread Floor	CITI	0.04%	USISDA02 - USISDA30	11/28/2017	USD 179,400,000	$ (77,142)	$ (36,809)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN: (Q)

Description	Counterparty	Floating Rate Index	Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Value
Call - 10-Year	GSB	3-Month USD-LIBOR	Receive	1.95%	02/16/2017	USD	7,500,000	$(53,500)	$(4,925)
Put - 5-Year	GSB	3-Month USD-LIBOR	Pay	2.00	10/21/2019	USD	43,000,000	(817,000)	(1,769,185)
Put - 10-Year	GSB	3-Month USD-LIBOR	Pay	2.40	02/16/2017	USD	7,500,000	(60,000)	(62,328)

Total								$(930,500)	$(1,836,438)

CENTRALLY CLEARED SWAP AGREEMENTS: (S)

Credit Default Swap Agreements on Credit Indices - Sell Protection (T)
Reference Obligation	Fixed Deal Receive Rate	Expiration Date	Notional Amount (U)	Fair Value (V)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America Investment Grade Index - Series 26	1.00%	06/20/2021	USD 14,000,000	$238,480	$146,734	$91,746
North America Investment Grade Index - Series 27	1.00	12/20/2021	USD 14,600,000	225,779	160,900	64,879

Total				$464,259	$307,634	$156,625

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

CENTRALLY CLEARED SWAP AGREEMENTS (continued): (S)

Interest Rate Swap Agreements - Fixed Rate Payable
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	1.75%	12/21/2026	USD 5,600,000	$306,045	$335,777	$(29,732)
6-Month GBP-LIBOR	0.75	03/15/2027	GBP 7,000,000	421,869	407,773	14,096

Total				$727,914	$743,550	$(15,636)

Interest Rate Swap Agreements - Fixed Rate Receivable
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	2.25%	12/16/2022	USD 700,000	$7,230	$(4,565)	$11,795

OVER-THE-COUNTER SWAP AGREEMENTS: (Q)

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (T)
Reference Obligation	Counterparty	Fixed Deal Receive Rate	Expiration Date	Implied Credit Spread at December 31, 2016 (W)	Notional Amount (U)	Fair Value (V)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Russia Foreign Bond - Eurobond, 7.50%, 03/31/2030	JPM	1.00%	06/20/2020	1.23%	USD 200,000	$(1,473)	$(20,289)	$18,816

Credit Default Swap Agreements on Credit Indices - Sell Protection (T)
Reference Obligation	Counterparty	Fixed Deal Receive Rate	Expiration Date	Notional Amount (U)	Fair Value (V)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America CMBS Basket Index - Series AAA8	GSI	0.50%	10/17/2057	USD 3,200,000	$(36,525)	$(144,971)	$108,446
North America CMBS Basket Index - Series AAA9	GSI	0.50	09/17/2058	USD 1,700,000	(37,181)	(106,263)	69,082

Total					$(73,706)	$(251,234)	$177,528

Total Return Swap Agreements - Payable (X)
Reference Entity	Counterparty	Rate	Termination Date	Number of Shares or Units	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
iShares MSCI EAFE ETF	MLI	3-Month USD-LIBOR	05/24/2017	12,207	$(402,446)	$—	$(402,446)
iShares MSCI EAFE ETF	MLI	3-Month USD-LIBOR	06/07/2017	688	(22,682)	—	(22,682)
iShares MSCI EAFE ETF (H)	MLI	3-Month USD-LIBOR	08/24/2017	536	84,668	—	84,668
iShares MSCI EAFE ETF (H)	MLI	3-Month USD-LIBOR	08/24/2017	400	62,114	—	62,114

Total					$(278,346)	$—	$(278,346)

FUTURES CONTRACTS: (Y)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
90-Day Eurodollar	Long	406	03/13/2017	$25,271	$—
90-Day Eurodollar	Long	219	06/19/2017	20,840	—
90-Day Eurodollar	Short	(323)	12/18/2017	346,896	—
90-Day Eurodollar	Short	(313)	06/17/2019	—	(65,562)
5-Year U.S. Treasury Note	Short	(26)	03/31/2017	12,974	—
10-Year U.S. Treasury Note	Short	(101)	03/22/2017	59,481	—
Russell 2000® Mini Index	Long	484	03/17/2017	—	(436,430)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

FUTURES CONTRACTS (cotinued): (Y)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini	Long	2,643	03/17/2017	$—	$(627,844)
U.S. Treasury Bond	Long	50	03/22/2017	—	(56,296)

Total				$465,462	$(1,186,132)

FORWARD FOREIGN CURRENCY CONTRACTS: (Q)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	01/04/2017	BRL	33,558,107	USD	10,080,537	$217,829	$—
BNP	01/04/2017	USD	10,296,741	BRL	33,558,107	—	(1,625)
BNP	02/02/2017	USD	9,991,100	BRL	33,558,107	—	(218,625)
BNP	02/06/2017	USD	3,724,608	JPY	390,000,000	380,969	—
BNP	02/14/2017	USD	11,780,178	GBP	9,441,000	131,680	—
BOA	04/03/2017	USD	8,234,737	DKK	54,076,000	537,594	—
CITI	01/03/2017	USD	785,618	DKK	5,355,000	27,191	—
CITI	01/10/2017	USD	16,693,713	JPY	1,720,000,000	1,965,902	—
CITI	02/06/2017	USD	12,788,787	JPY	1,340,000,000	1,300,386	—
CITI	02/14/2017	GBP	2,548,000	USD	3,219,335	—	(75,561)
CITI	02/14/2017	USD	1,181,349	GBP	935,000	27,727	—
GSB	01/03/2017	USD	651,330	DKK	4,355,000	34,534	—
GSB	02/14/2017	GBP	367,000	USD	465,067	—	(12,255)
HSBC	01/03/2017	DKK	1,870,000	USD	281,235	—	(16,388)
HSBC	01/03/2017	USD	308,269	DKK	2,049,000	18,070	—
HSBC	02/02/2017	USD	281,565	DKK	2,000,000	—	(2,160)
HSBC	10/02/2017	USD	5,389,629	DKK	35,312,000	310,793	—
HSBC	10/03/2017	USD	936,138	DKK	6,142,000	52,691	—
JPM	01/04/2017	BRL	33,561,883	USD	10,048,468	251,056	—
JPM	01/04/2017	USD	9,764,369	BRL	33,561,883	—	(535,155)
JPM	04/03/2017	USD	1,556,855	DKK	10,225,000	101,435	—
JPM	04/04/2017	USD	10,101,199	BRL	34,586,000	—	(255,493)
JPM	07/03/2017	USD	1,190,620	DKK	7,811,000	73,139	—
JPM	10/02/2017	USD	335,653	DKK	2,190,000	20,670	—
SCB	01/04/2017	BRL	33,561,883	USD	10,297,899	1,625	—
SCB	01/04/2017	USD	10,252,599	BRL	33,561,883	—	(46,925)
SCB	02/02/2017	BRL	33,561,883	USD	10,161,799	49,074	—

Total						$5,502,365	$(1,164,187)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION:

Valuation Inputs (Z)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$25,773,692	$—	$25,773,692
Certificates of Deposit	—	6,400,000	—	6,400,000
Corporate Debt Securities	—	237,831,801	—	237,831,801
Foreign Government Obligations	—	22,453,659	—	22,453,659
Mortgage-Backed Securities	—	13,852,755	—	13,852,755
Municipal Government Obligations	—	1,652,534	—	1,652,534
U.S. Government Agency Obligations	—	77,967,927	—	77,967,927
U.S. Government Obligations	—	54,903,522	—	54,903,522
Commercial Paper	—	3,477,210	—	3,477,210
Short-Term Foreign Government Obligations	—	29,522,269	—	29,522,269
Short-Term U.S. Government Agency Obligations	—	47,398,680	—	47,398,680
Short-Term U.S. Government Obligations	—	17,392,078	—	17,392,078
Exchange-Traded Options Purchased	9,280,070	—	—	9,280,070
Over-the-Counter Interest Rate-Capped Options Purchased	—	20,651	—	20,651
Over-the-Counter Interest Rate Swaptions Purchased	—	1,355,557	—	1,355,557
Securities Lending Collateral	4,963,580	—	—	4,963,580
Repurchase Agreements	—	180,078,562	—	180,078,562

Total Investments	$14,243,650	$720,080,897	$—	$734,324,547

Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$464,259	$—	$464,259
Centrally Cleared Interest Rate Swap Agreements	—	735,144	—	735,144
Over-the-Counter Total Return Swap Agreements	—	146,782	—	146,782
Futures Contracts (AA)	465,462	—	—	465,462
Forward Foreign Currency Contracts (AA)	—	5,502,365	—	5,502,365

Total Other Financial Instruments	$465,462	$6,848,550	$—	$7,314,012

LIABILITIES
Other Financial Instruments
Reverse Repurchase Agreements	$—	$(44,355,092)	$—	$(44,355,092)
Over-the-Counter Interest Rate-Capped Options Written	—	(36,809)	—	(36,809)
Over-the-Counter Interest Rate Swaptions Written	—	(1,836,438)	—	(1,836,438)
Over-the-Counter Credit Default Swap Agreements	—	(75,179)	—	(75,179)
Over-the-Counter Total Return Swap Agreements	—	(425,128)	—	(425,128)
Futures Contracts (AA)	(1,186,132)	—	—	(1,186,132)
Forward Foreign Currency Contracts (AA)	—	(1,164,187)	—	(1,164,187)

Total Other Financial Instruments	$(1,186,132)	$(47,892,833)	$—	$(49,078,965)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2016.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the total value of 144A securities is $83,529,848, representing 12.7% of the Portfolio’s net assets.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	All or a portion of the securities are on loan. The total value of all securities on loan is $4,863,129. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Perpetual maturity. The date displayed is the next call date.
(F)	Securities on a when-issued, delayed-delivery, or forward commitment basis. Securities to be settled and delivered after December 31, 2016.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(G)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2016, the total value of Regulation S securities is $7,679,558, representing 1.2% of the Portfolio’s net assets.
(H)	Illiquid securities and derivatives. At December 31, 2016, total value of illiquid securities is $976,024, representing 0.1% of the Portfolio’s net assets, and total value of illiquid derivatives is $1,522,990, representing 0.2% of the Portfolio’s net assets.
(I)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2016, value of the security is $1,396,976, representing 0.2% of the Portfolio’s net assets.
(J)	Securities are subject to sale-buyback transactions.
(K)	All or a portion of the security has been segregated by the custodian as collateral for centrally cleared swap agreements. The value of the security segregated as collateral to cover centrally cleared swap agreements is $390,781.
(L)	Rates disclosed reflect the yields at December 31, 2016.
(M)	Percentage rounds to less than 0.01% or (0.01)%.
(N)	All or a portion of these securities have been segregated by the custodian as collateral for open TBA commitment transactions. The total value of all securities segregated as collateral to for open TBA commitment transactions is $568,779.
(O)	All or a portion of these securities have been segregated by the custodian as collateral for open over-the-counter options, swap agreements, swaptions and/or forward foreign currency contracts. The total value of all securities segregated for open over-the-counter options, swap agreements, swaptions and/or forward foreign currency contracts is $2,176,655.
(P)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of all securities segregated as collateral to cover margin requirements for open futures contracts is $13,854,330.
(Q)	Cash in the amount of $4,660,000 has been segregated by the broker as collateral for open over-the-counter options, swap agreements, swaptions and/or forward foreign currency contracts.
(R)	Aggregate cost for federal income tax purposes is $746,133,781. Aggregate gross unrealized appreciation and depreciation for all securities is $6,651,369 and $18,460,603, respectively. Net unrealized depreciation for tax purposes is $11,809,234.
(S)	Cash in the amount of $774,000 has been segregated by the custodian as collateral for centrally cleared swap agreements.
(T)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(U)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(V)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(W)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(X)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(Y)	Cash in the amount of $433,000 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(Z)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(AA)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

BRL	Brazilian Real
DKK	Danish Krone
GBP	Pound Sterling
JPY	Japanese Yen
USD	United States Dollar

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank N.A.
GSB	Goldman Sachs Bank
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
MLI	Merrill Lynch International
SCB	Standard Chartered Bank

PORTFOLIO ABBREVIATIONS:

CMBS	Commercial Mortgage-Backed Securities
CMS	Constant Maturity Swap
EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
USISDA02	USD ICE Swap Rate 2-Year Index
USISDA30	USD ICE Swap Rate 30-Year Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Investments, at value (cost $557,334,200) (including securities loaned of $4,863,129)	$554,245,985
Repurchase agreement, at value (cost $180,078,562)	180,078,562
Cash	1,590
Cash collateral on deposit with broker	5,156,000
Foreign currency, at value (cost $382,040)	380,776
Receivables and other assets:
Shares of beneficial interest sold	53,436
Investments sold	8,818,530
When-issued, delayed-delivery, and forward commitment securities sold	14,017,563
Interest	3,172,026
Tax reclaims	2,138
Net income from securities lending	1,121
OTC swap agreements, at value	146,782
Unrealized appreciation on forward foreign currency contracts	5,502,365

Total assets	771,576,874

Liabilities:
Cash deposit due to broker	4,660,000
Payables and other liabilities:
Shares of beneficial interest redeemed	1,573,856
When-issued, delayed-delivery, and forward commitment securities purchased	38,920,960
Investment management fees	446,426
Distribution and service fees	137,466
Transfer agent costs	1,601
Trustees, CCO and deferred compensation fees	698
Audit and tax fees	21,641
Custody fees	30,081
Legal fees	7,761
Printing and shareholder reports fees	51,998
Interest	38,868
Other	3,350
Variation margin payable	912,264
Deferred income for sale-buyback financing transactions	5,659
Payable for sale-buyback financing transactions	15,757,589
Collateral for securities on loan	4,963,580
Reverse repurchase agreements, at value (cost $44,355,092)	44,355,092
Written options and swaptions, at value (premium received $1,007,642)	1,873,247
OTC swap agreements, at value	500,307
Unrealized depreciation on forward foreign currency contracts	1,164,187

Total liabilities	115,426,631

Net assets	$656,150,243

Net assets consist of:
Capital stock ($0.01 par value)	$557,654
Additional paid-in capital	632,736,820
Undistributed (distributions in excess of) net investment income (loss)	1,996,296
Accumulated net realized gain (loss)	21,122,637
Net unrealized appreciation (depreciation) on:
Investments	(3,088,215)
Written options and swaptions	(865,605)
Swap agreements	70,782
Futures contracts	(720,670)
Translation of assets and liabilities denominated in foreign currencies	4,340,544

Net assets	$656,150,243

Net assets by class:
Initial Class	$6,540,243
Service Class	649,610,000

Shares outstanding:
Initial Class	549,262
Service Class	55,216,123

Net asset value and offering price per share:
Initial Class	$11.91
Service Class	11.76

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Interest income	$10,684,235
Net income (loss) from securities lending	52,753
Withholding taxes on foreign income	2,076

Total investment income	10,739,064

Expenses:
Investment advisory fees	752,897
Investment management fees	4,295,040
Distribution and service fees:
Service Class	1,562,316
Administration fees	29,174
Transfer agent costs	9,469
Trustees, CCO and deferred compensation fees	16,994
Audit and tax fees	34,854
Custody fees	175,060
Legal fees	31,779
Printing and shareholder reports fees	63,160
Interest	47,258
Other	18,317

Total expenses before waiver and/or reimbursement and recapture	7,036,318

Reimbursement of custody fees (A)	(21,085)

Net expenses	7,015,233

Net investment income (loss)	3,723,831

Net realized gain (loss) on:
Investments	(6,036,539)
Swap agreements	1,170,035
Futures contracts	37,334,104
Foreign currency transactions	(2,822,296)

Net realized gain (loss)	29,645,304

Net change in unrealized appreciation (depreciation) on:
Investments	(2,609,647)
Written options and swaptions	(865,605)
Swap agreements	728,135
Futures contracts	(2,805,480)
Translation of assets and liabilities denominated in foreign currencies	4,390,398

Net change in unrealized appreciation (depreciation)	(1,162,199)

Net realized and change in unrealized gain (loss)	28,483,105

Net increase (decrease) in net assets resulting from operations	$32,206,936

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$3,723,831	$467,491
Net realized gain (loss)	29,645,304	(3,044,407)
Net change in unrealized appreciation (depreciation)	(1,162,199)	(13,798,864)

Net increase (decrease) in net assets resulting from operations	32,206,936	(16,375,780)

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(33,629)	—
Service Class	(1,794,603)	—

Total dividends and/or distributions from net investment income	(1,828,232)	—

Net realized gains:
Initial Class	—	(232,721)
Service Class	—	(20,718,793)

Total dividends and/or distributions from net realized gains	—	(20,951,514)

Total dividends and/or distributions to shareholders	(1,828,232)	(20,951,514)

Capital share transactions:
Proceeds from shares sold:
Initial Class	454,501	663,215
Service Class	42,114,752	73,281,624

	42,569,253	73,944,839

Dividends and/or distributions reinvested:
Initial Class	33,629	232,721
Service Class	1,794,603	20,718,793

	1,828,232	20,951,514

Cost of shares redeemed:
Initial Class	(989,490)	(1,102,581)
Service Class	(31,432,909)	(16,289,654)

	(32,422,399)	(17,392,235)

Net increase (decrease) in net assets resulting from capital share transactions	11,975,086	77,504,118

Net increase (decrease) in net assets	42,353,790	40,176,824

Net assets:
Beginning of year	613,796,453	573,619,629

End of year	$656,150,243	$613,796,453

Undistributed (distributions in excess of) net investment income (loss)	$1,996,296	$1,381,074

Capital share transactions - shares:
Shares issued:
Initial Class	38,937	56,231
Service Class	3,624,169	6,164,879

	3,663,106	6,221,110

Shares reinvested:
Initial Class	2,800	20,450
Service Class	151,188	1,840,035

	153,988	1,860,485

Shares redeemed:
Initial Class	(84,895)	(93,142)
Service Class	(2,758,131)	(1,413,753)

	(2,843,026)	(1,506,895)

Net increase (decrease) in shares outstanding:
Initial Class	(43,158)	(16,461)
Service Class	1,017,226	6,591,161

	974,068	6,574,700

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012
Net asset value, beginning of year	$11.33		$12.00	$11.59	$10.40		$10.49

Investment operations:
Net investment income (loss) (A)	0.10	(B)	0.04	0.02	0.01		0.11	(C)
Net realized and unrealized gain (loss)	0.54		(0.31)	0.90	1.25		0.01

Total investment operations	0.64		(0.27)	0.92	1.26		0.12

Dividends and/or distributions to shareholders:
Net investment income	(0.06)		—	(0.13)	(0.07)		(0.21)
Net realized gains	—		(0.40)	(0.38)	—		—

Total dividends and/or distributions to shareholders	(0.06)		(0.40)	(0.51)	(0.07)		(0.21)

Net asset value, end of year	$11.91		$11.33	$12.00	$11.59		$10.40

Total return (D)	5.65%		(2.27)%	8.05%	12.16%		1.19%

Ratio and supplemental data:
Net assets end of year (000’s)	$6,540		$6,714	$7,308	$7,332		$7,392
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%		0.86%	0.86%	0.90%		1.00	%(E)
Including waiver and/or reimbursement and recapture	0.86	%(B)	0.86%	0.86%	0.91%		0.99	%(E)
Net investment income (loss) to average net assets	0.84	%(B)	0.32%	0.20%	0.10%		1.05%
Portfolio turnover rate	59	%(F)	70%	25%	54	%(G)	783	%(H)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Excludes sale-buyback transactions.
(G)	Decrease in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012
Net asset value, beginning of year	$11.20		$11.90	$11.51	$10.35		$10.43

Investment operations:
Net investment income (loss) (A)	0.07	(B)	0.01	(0.01)	(0.02)		0.08	(C)
Net realized and unrealized gain (loss)	0.52		(0.31)	0.90	1.24		0.02

Total investment operations	0.59		(0.30)	0.89	1.22		0.10

Dividends and/or distributions to shareholders:
Net investment income	(0.03)		—	(0.12)	(0.06)		(0.18)
Net realized gains	—		(0.40)	(0.38)	—		—

Total dividends and/or distributions to shareholders	(0.03)		(0.40)	(0.50)	(0.06)		(0.18)

Net asset value, end of year	$11.76		$11.20	$11.90	$11.51		$10.35

Total return (D)	5.38%		(2.55)%	7.83%	11.85%		0.98%

Ratio and supplemental data:
Net assets end of year (000’s)	$649,610		$607,082	$566,312	$308,591		$72,894
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12%		1.11%	1.11%	1.15%		1.25	%(E)
Including waiver and/or reimbursement and recapture	1.11	%(B)	1.11%	1.11%	1.16%		1.24	%(E)
Net investment income (loss) to average net assets	0.59	%(B)	0.07%	(0.05)%	(0.16)%		0.80%
Portfolio turnover rate	59	%(F)	70%	25%	54	%(G)	783	%(H)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Excludes sale-buyback transactions.
(G)	Decrease in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Tactical—Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2016 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations and variable rate notes: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2016, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2016, if any, are identified within the Schedule of Investments.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

TBA commitments held at December 31, 2016, if any, are identified within the Schedule of Investments. Open balances at December 31, 2016, if any, are included in When-issued, delayed-delivery, and forward commitment securities purchased or sold within the Statement of Assets and Liabilities.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2016, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, and forward commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, and forward commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

4. SECURITIES AND OTHER INVESTMENTS (continued)

When-issued, delayed-delivery, and forward commitment transactions held at December 31, 2016, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, and forward commitment securities purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Portfolio exercising its rights under the agreement, or those rights may be limited by other contractual agreements.

For the year ended December 31, 2016, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 29,096,461	227	0.67%

Open reverse repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments.

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2016, the Portfolio earned price drop fee income of $109,610. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included in Interest income within the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is reflected in Interest income within the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$7,436,027	225	0.63%

Open sale-buyback financing transactions at December 31, 2016, if any, are identified within the Schedule of Investments.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$4,921,227	$—	$—	$—	$4,921,227
U.S. Government Obligations	42,353	—	—	—	42,353
Total Securities Lending Transactions	$4,963,580	$—	$—	$—	$4,963,580
Reverse Repurchase Agreements
U.S. Government Obligations	$15,135,000	$18,798,592	$1,658,500	$8,763,000	$44,355,092
Sale Buy-back Transactions
U.S. Government Agency Obligations	$—	$3,792,544	$—	$—	$3,792,544
U.S. Government Obligations	—	11,965,045	—	—	11,965,045
Total Sale Buy-back Transactions	$—	$15,757,589	$—	$—	$15,757,589
Total Borrowings	$20,098,580	$34,556,181	$1,658,500	$8,763,000	$65,076,261

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Interest rate-capped options: The Portfolio may purchase or write interest rate-capped options. Purchasing or writing interest rate-capped options give the Portfolio the right, but not the obligation to buy or sell an option which applies a cap to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate-linked products.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

As of December 31, 2016, transactions in written interest rate-capped options and swaptions are as follows:

	Call Options		Put Options
	Amount of Premiums	Notional Amount	Amount of Premiums		Notional Amount
Balance at December 31, 2015	$—	USD —	$		USD —
Options written	130,642	186,900,000		877,000	50,500,000
Options closed	—	—		—	—
Options expired	—	—		—	—
Options exercised	—	—		—	—
Balance at December 31, 2016	$130,642	USD 186,900,000		$877,000	USD 50,500,000

Open option contracts at December 31, 2016, if any, are included within the Schedule of Investments.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as Net realized gain (loss) within the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as Net realized gain (loss) within the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of Net realized gain (loss) within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swap agreements is disclosed within the Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swap agreements is included in the footnotes to the Schedule of Investments. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements at December 31, 2016, if any, are listed within the Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

Open OTC swap agreements at December 31, 2016, if any, are listed within the Schedule of Investments. The value, as applicable, is shown in OTC Swap agreements, at value within the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Open futures contracts at December 31, 2016, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2016, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2016.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A) (B)	$1,376,208	$—	$9,280,070	$—	$—	$10,656,278
Centrally cleared swap agreements, at value (B) (C)	735,144	—	—	464,259	—	1,199,403
OTC swap agreements, at value	—	—	146,782	—	—	146,782
Net unrealized appreciation on futures contracts (B) (D)	465,462	—	—	—	—	465,462
Unrealized appreciation on forward foreign currency contracts	—	5,502,365	—	—	—	5,502,365
Total	$2,576,814	$5,502,365	$9,426,852	$464,259	$—	$17,970,290

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Written options and swaptions, at value	$(1,873,247)	$—	$—	$—	$—	$(1,873,247)
OTC swap agreements, at value	—	—	(425,128)	(75,179)	—	(500,307)
Net unrealized depreciation on futures contracts (B) (D)	(121,858)	—	(1,064,274)	—	—	(1,186,132)
Unrealized depreciation on forward foreign currency contracts	—	(1,164,187)	—	—	—	(1,164,187)
Total	$(1,995,105)	$(1,164,187)	$(1,489,402)	$(75,179)	$—	$(4,723,873)

(A)	Included within Investments, at value on the Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within fair value of centrally cleared swap agreements as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(D)	Included within cumulative appreciation (depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2016.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$(12,548,934)	$—	$—	$(12,548,934)
Swap agreements	331,818	—	1,204,862	(366,645)	—	1,170,035
Futures contracts	422,197	—	36,911,907	—	—	37,334,104
Forward foreign currency contracts (B)	—	(1,908,351)	—	—	—	(1,908,351)
Total	$754,015	$(1,908,351)	$25,567,835	$(366,645)	$—	$24,046,854

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (C)	$482,963	$—	$2,787,830	$—	$—	$3,270,793
Written options and swaptions	(865,605)	—	—	—	—	(865,605)
Swap agreements	145,203	—	(641,682)	1,224,614	—	728,135
Futures contracts	359,799	—	(3,165,279)	—	—	(2,805,480)
Forward foreign currency contracts (D)	—	4,391,260	—	—	—	4,391,260
Total	$122,360	$4,391,260	$(1,019,131)	$1,224,614	$—	$4,719,103

(A)	Included within Net realized gain (loss) on transactions from Investments within the Statement of Operations.
(B)	Included within Net realized gain (loss) on transactions from Foreign currency transactions within the Statement of Operations.
(C)	Included within Net change in unrealized appreciation (depreciation) on Investments within the Statement of Operations.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies within Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2016.

Purchased Options and Swaptions at value		Written Options and Swaptions at value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold	Cross Currency
$ 7,454	$ 6,603,662	$ (12,190)	$ (341,360)	$ 117,772,064	40,558,027	(43,953,846)	$ 6,805,177	$ 64,411,319	$ —

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2016. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement within the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within the Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Bank of America, N.A.	$537,594	$—	$(537,594)	$—	$—	$—	$—	$—
BNP Paribas	730,478	(220,250)	(440,000)	70,228	220,250	(220,250)	—	—
Citibank N.A.	3,341,857	(112,370)	(3,229,487)	—	112,370	(112,370)	—	—
Goldman Sachs Bank	1,390,091	(1,390,091)	—	—	1,848,693	(1,390,091)	(458,602)	—
Goldman Sachs International	—	—	—	—	73,706	—	(73,706)	—
HSBC Bank USA	381,554	(18,548)	(260,000)	103,006	18,548	(18,548)	—	—
JPMorgan Chase Bank, N.A.	446,300	(446,300)	—	—	792,121	(446,300)	(261,825)	83,996
Merrill Lynch International	146,782	(146,782)	—	—	425,128	(146,782)	(278,346)	—
Standard Chartered Bank	50,699	(46,925)	—	3,774	46,925	(46,925)	—	—
Other Derivatives (C)	10,944,935	—	—	10,944,935	1,186,132	—	—	1,186,132

Total	$17,970,290	$(2,381,266)	$(4,467,081)	$11,121,943	$4,723,873	$(2,381,266)	$(1,072,479)	$1,270,128

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented in the Schedule of Investments.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
First $250 million	0.81%	0.78%
Over $250 million up to $750 million	0.80%	0.77%
Over $750 million up to $1.5 billion	0.79%	0.76%
Over $1.5 billion	0.76%	0.73%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.95%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST, or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the year ended December 31, 2016, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ 22,428,895	$ 459,683	$ (18,724)

8. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	97.97%	97.97%
Service Class	1	93.91%	93.91%

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 190,903,464	$ 112,688,082	$ 87,467,665	$ 121,086,077

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, foreign currency transactions, futures contracts, options contracts, and swaps. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses, paydown gain/loss, reclass of swap interest receivable, distribution re-designations, reclass of swap realized gain loss, reclass of swap reset payments, reversal of prior year mark to market of total return swaps, and centrally cleared swap agreement fees reclass. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ (1,280,377)	$ 1,280,377

As of December 31, 2016, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2016, the capital loss carryforwards utilized or expired are $9,118,842.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 1,828,232	$ —	$ —	$ 8,432,319	$ 12,519,195	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 22,259,239	$ 12,115,201	$ —	$ —	$ (592)	$ (11,518,079)

11. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

11. NEW ACCOUNTING PRONOUNCEMENTS (continued)

technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica PIMCO Tactical – Balanced VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica PIMCO Tactical – Balanced VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica PIMCO Tactical – Balanced VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2016.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Conservative VP

(unaudited)

MARKET ENVIRONMENT

At the onset of the first quarter of 2016, global growth fears gripped markets amid uncertainty surrounding China, falling commodity prices and efficacy of central bank policies. Despite elevated volatility in financial markets, the fundamental backdrop remained mostly intact as supportive central banks helped reignite risk appetite in part with calming rhetoric and action. Central banks in Europe, Japan and China announced additional easing measures, though the European Central Bank (“ECB”) notably shifted efforts toward credit expansion and away from weakening the currency. In the meantime, concerns about global influences and financial conditions prevented the U.S. Federal Reserve (“Fed”) from hiking rates for the second time. Due to the Fed’s “dovish pause” in policy normalization and the rally of global commodity prices, the U.S. dollar weakened against most developed market counterparts.

For most of the second quarter, markets were relatively subdued as oil prices moved higher and China’s growth stabilized, despite central banks taking a pause from quantitative easing. However, the outcome of U.K.‘s referendum to leave the European Union (“Brexit”) stirred market sentiment near the end of the quarter and led to a decline in sovereign yields and a sell-off of risk assets. Still, the fundamental backdrop remained mostly unchanged and expectations for further central bank easing helped anchor risk appetite. During this time, the U.S. dollar was mixed against developed market and emerging market (“EM”) currencies due to the Fed’s dovish stance, and the pound sterling weakened considerably in the wake of the surprise outcome in the U.K.’s historic referendum.

In the third quarter of 2016, markets generally shook off the unexpected Brexit referendum results and were relatively calm as equities hit new highs and volatility remained low. Over the course of the quarter, headlines were marked by concerns over monetary policy, particularly the Bank of Japan’s “comprehensive review,” the ECB’s inaction and the Fed’s path towards a potential rate hike in December, prompting sovereign interest rates to increase across much of the developed world. Meanwhile, a stronger dollar and heightened election uncertainty, mixed with increasing rates weighed on risk sentiment toward the end of November.

Headlines in the fourth quarter were dominated by Donald Trump’s surprise victory in the U.S. presidential election. Most markets focused on the pro-growth and inflationary potential for expansionary fiscal policy as domestic equities rallied, credit spreads tightened, rates sold off and inflation expectations lurched higher. The potential for growth-enhancing policies – including infrastructure spending, tax reform and deregulation – along with solid economic data helped solidify the Fed’s widely expected hike in December. This hawkish tilt shifted the Fed’s infamous “dots” higher for 2017, contributing to front-end U.S. rates moving higher and the dollar strengthening.

PERFORMANCE

For the year ended December 31, 2016, Transamerica PIMCO Tactical – Conservative VP, Initial Class returned 5.22%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Composite Benchmark, returned 11.96% and 6.72%, respectively.

STRATEGY REVIEW

For most of the period, the Portfolio was overweight equities, with the exception of a de-risking period early in the year amid growing global growth concerns and a sharp selloff. As market volatility spiked, the Portfolio de-risked to roughly benchmark equity exposure in an effort to maintain a stable volatility profile. As turbulence subsided and market sentiment improved, the Portfolio re-risked to max equity exposure.

Dynamic equity positioning, obtained via exposure to S&P 500® futures, added to relative performance over the year, although investment in S&P 500® put options (used to hedge against equity market shocks) more than offset relative equity gains as the S&P 500® ended the year higher.

The fixed income component also contributed to performance. Positioning in credit (investment grade and high yield) added to performance as credit spreads ended the year broadly tighter. Holdings of Treasury inflation-protected securities added as break-evens rose amid higher inflation expectations surrounding Trump’s proposed policies and an uptick in commodity prices. A U.S. duration focus on intermediate-curve positioning, which was partially facilitated through futures, swaps, and eurodollar futures, detracted modestly from relative performance as rates rose in the middle portion of the curve. Finally, select holdings of non-agency mortgage-backed securities were positive as the outlook for U.S. housing remained strong over the year.

During the period, the Portfolio used derivatives. These positions added to performance.

Josh Thimons

Josh Davis, Ph.D.

Sudi N. Mariappa

Graham A. Rennison

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Conservative VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	5.22%	4.42%	3.41%	05/01/2009
S&P 500® (A)	11.96%	14.66%	15.50%
Composite Benchmark (A) (B) (C) (D) (E) (F)	6.72%	6.57%	8.53%
Service Class	4.98%	4.18%	3.16%	05/01/2009

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Composite Benchmark is composed of the following benchmarks: 52% Bloomberg Barclays U.S. Government/Credit Index, 25% S&P 500®, 13% Bloomberg Barclays Long Government/Credit Index, 5% MSCI EAFE Index, and 5% Russell 2000® Index.

(C) The Bloomberg Barclays U.S. Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates.

(D) The Bloomberg Barclays Long Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates with remaining maturities of 10 years or more.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Conservative VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,006.60	$4.44	$1,020.70	$4.47	0.88%
Service Class	1,000.00	1,005.70	5.70	1,019.50	5.74	1.13

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Portfolio Characteristics	Years
Average Maturity§	8.12
Duration†	4.68

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	37.7%
Repurchase Agreements	24.0
U.S. Government Agency Obligations	12.9
U.S. Government Obligations	8.2
Short-Term Foreign Government Obligations	5.3
Short-Term U.S. Government Agency Obligations	4.6
Foreign Government Obligations	4.0
Asset-Backed Securities	3.6
Mortgage-Backed Securities	2.0
Short-Term U.S. Government Obligations	1.6
Certificates of Deposit	1.1
Exchange-Traded Options Purchased	0.9
Securities Lending Collateral	0.6
Municipal Government Obligations	0.5
Commercial Paper	0.3
Over-the-Counter Interest Rate Swaptions Purchased	0.3
Over-the-Counter Interest Rate-Capped Options Purchased	0.0 *
Net Other Assets (Liabilities) ^	(7.6)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES - 3.6%
Ares Enhanced Loan Investment Strategy IR, Ltd. Series 2013-IRAR, Class A1BR, 2.28% (A), 07/23/2025 (B)	$ 900,000	$ 900,013
Bear Stearns Asset-Backed Securities Trust Series 2005-SD1, Class 2M2, 1.96% (A), 01/25/2045	346,384	285,647
Carlyle Daytona CLO, Ltd. Series 2007-1A, Class A1L, 1.14% (A), 04/27/2021 (B)	85,451	85,431
Carlyle Global Market Strategies CLO, Ltd. Series 2012-1A, Class AR, 2.11% (A), 04/20/2022 (B)	295,400	295,405
Colony Starwood Homes Trust Series 2016-1A, Class A, 2.24% (A), 07/17/2033 (B)	598,958	607,002
Dryden XXV Senior Loan Fund Series 2012-25A, Class AR, 2.05% (A), 01/15/2025 (B)	1,000,000	999,996
FFMLT Trust Series 2005-FF2, Class M4, 1.64% (A), 03/25/2035	300,000	282,740
Ford Credit Auto Owner Trust Series 2016-2, Class A, 2.03%, 12/15/2027 (B)	1,200,000	1,180,176
LCM XII, LP Series 12A, Class AR, 2.14% (A), 10/19/2022 (B)	700,000	699,986
Mariner CLO LLC Series 2016-3A, Class A, 2.22% (A), 07/23/2026 (B)	500,000	500,183
Northstar Education Finance, Inc. Series 2012-1, Class A, 1.46% (A), 12/26/2031 (B)	45,950	44,921
Octagon Investment Partners XII, Ltd. Series 2012-1AR, Class AR, 1.57% (A), 05/05/2023 (B)	146,218	146,230
Palmer Square Loan Funding, Ltd. Series 2016-2A, Class A1, 2.23% (A), 06/21/2024 (B)	223,380	223,250
PHEAA Student Loan Trust Series 2016-2A, Class A, 1.50% (A), 11/25/2065 (B)	500,000	500,103
Progress Residential Trust Series 2016-SFR1, Class A, 2.24% (A), 09/17/2033 (B)	598,594	603,814
Santander Drive Auto Receivables Trust
Series 2016-2, Class A2A,
1.38%, 07/15/2019	220,550	220,643
Series 2016-2, Class A2B,
1.35% (A), 07/15/2019	220,550	220,817
SLC Private Student Loan Trust Series 2006-A, Class A5, 1.05% (A), 07/15/2036	26,332	26,284
SLM Private Credit Student Loan Trust Series 2006-B, Class A4, 1.14% (A), 03/15/2024	10,587	10,550
SLM Private Education Loan Trust Series 2012-E, Class A1, 1.45% (A), 10/16/2023 (B)	730	730

	Principal	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust Series 2004-10, Class A5A, 1.28% (A), 04/25/2023 (B)	$ 499	$ 499
SMB Private Education Loan Trust
Series 2016-B, Class A2B,
2.15% (A), 02/17/2032 (B)	1,000,000	1,023,918
Series 2016-C, Class A1,
1.25% (A), 11/15/2023 (B)	362,802	362,792
Toyota Auto Receivables Owner Trust
Series 2016-B, Class A2A,
1.02%, 10/15/2018	400,000	399,765
Series 2016-B, Class A2B,
0.95% (A), 10/15/2018	300,000	300,192
Vericrest Opportunity Loan Trust Series 2016-NPL3, Class A1, 4.25% (A), 03/26/2046 (B)	716,598	722,159
Westlake Automobile Receivables Trust Series 2016-3A, Class A2A, 1.81%, 10/15/2019 (B)	500,000	499,322

Total Asset-Backed Securities (Cost $11,071,209)		11,142,568

CERTIFICATES OF DEPOSIT - 1.1%
Banks - 0.7%
Barclays Bank PLC 1.74% (A), 11/06/2017	900,000	900,000
Natixis SA 1.69% (A), 09/25/2017	1,200,000	1,200,000
Sumitomo Mitsui Trust Bank, Ltd. 1.57% (A), 10/06/2017	200,000	200,000

		2,300,000

Capital Markets - 0.4%
Credit Suisse AG 1.75% (A), 09/12/2017	1,100,000	1,100,000

Total Certificates of Deposit (Cost $3,400,000)		3,400,000

CORPORATE DEBT SECURITIES - 37.7%
Aerospace & Defense - 0.0% (C)
Lockheed Martin Corp. 3.60%, 03/01/2035	16,000	15,200

Air Freight & Logistics - 0.0% (C)
United Parcel Service, Inc. 2.45%, 10/01/2022 (D)	100,000	99,587

Airlines - 1.3%
Air Canada Pass-Through Trust 3.75%, 06/15/2029 (B)	624,569	654,237
American Airlines Pass-Through Trust
3.00%, 04/15/2030	400,000	379,000
3.25%, 04/15/2030	100,000	96,250
Continental Airlines Pass-Through Trust
4.00%, 04/29/2026	42,360	43,313
5.50%, 04/29/2022	36,277	37,456
Norwegian Air Shuttle Pass-Through Trust 4.88%, 11/10/2029 (B)	1,700,000	1,692,520
Southwest Airlines Co. 2.75%, 11/06/2019	20,000	20,353

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Airlines (continued)
United Airlines Pass-Through Trust
2.88%, 04/07/2030	$ 500,000	$ 471,250
3.10%, 04/07/2030	500,000	475,000

		3,869,379

Banks - 12.1%
ABN AMRO Bank NV 4.80%, 04/18/2026 (B)	1,400,000	1,427,551
Australia & New Zealand Banking Group, Ltd. 4.40%, 05/19/2026 (B)	1,300,000	1,316,516
Bank of America Corp.
1.54% (A), 08/25/2017, MTN	50,000	50,062
2.63%, 10/19/2020, MTN	560,000	560,320
5.70%, 01/24/2022	2,200,000	2,471,124
6.88%, 04/25/2018, MTN	200,000	212,582
Bank of America NA
1.30% (A), 05/08/2017	250,000	250,231
1.39% (A), 06/05/2017	300,000	300,327
1.75%, 06/05/2018	300,000	299,987
Bank of Montreal
1.75%, 06/15/2022 (B)	900,000	876,032
2.55%, 11/06/2022, MTN	200,000	197,561
Bank of Tokyo-Mitsubishi UFJ, Ltd.
1.49% (A), 03/05/2018 (B)	200,000	199,770
2.30%, 03/05/2020 (B)	200,000	197,780
Barclays PLC 3.65%, 03/16/2025	500,000	483,411
Citigroup, Inc.
1.81% (A), 12/07/2018	370,000	371,759
2.05%, 12/07/2018	830,000	829,907
2.40%, 02/18/2020	2,500,000	2,494,927
4.40%, 06/10/2025	300,000	306,915
Commonwealth Bank of Australia 1.22% (A), 09/08/2017 (B)	100,000	99,938
Cooperatieve Rabobank UA
3.75%, 07/21/2026	600,000	588,149
3.88%, 02/08/2022	1,300,000	1,372,558
Credit Agricole SA 7.88%(A), 01/23/2024 (B) (E)	250,000	252,523
Dexia Credit Local SA 1.88%, 09/15/2021 (B)	1,400,000	1,351,018
First Republic Bank 4.38%, 08/01/2046	300,000	272,642
HSBC Holdings PLC 5.10%, 04/05/2021	240,000	259,369
HSBC USA, Inc.
1.51% (A), 11/13/2019	100,000	99,672
2.38%, 11/13/2019	180,000	180,464
2.75%, 08/07/2020	1,650,000	1,653,275
ING Bank NV 1.52% (A), 03/16/2018 (B)	200,000	200,333
JPMorgan Chase & Co.
2.75%, 06/23/2020	1,900,000	1,917,184
3.25%, 09/23/2022	200,000	202,258
3.90%, 07/15/2025	100,000	102,828
JPMorgan Chase Bank NA 6.00%, 10/01/2017	340,000	350,875
Manufacturers & Traders Trust Co. 2.25%, 07/25/2019	250,000	251,991

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Mitsubishi UFJ Financial Group, Inc. 2.81% (A), 03/01/2021	$ 1,300,000	$ 1,345,155
Mitsubishi UFJ Trust & Banking Corp. 2.65%, 10/19/2020 (B)	200,000	199,291
National Australia Bank, Ltd. 1.38%, 07/12/2019	500,000	491,011
Nykredit Realkredit A/S
1.00%, 04/01/2017	DKK 400,000	56,823
1.00%, 07/01/2017 - 10/01/2017, MTN	5,200,000	743,104
1.00%, 01/01/2018 (F)	600,000	86,060
2.00%, 04/01/2017 - 04/01/2018	6,000,000	860,967
Realkredit Danmark A/S
1.00%, 04/01/2017, MTN	4,500,000	639,073
1.00%, 04/01/2018	2,600,000	373,840
2.00%, 04/01/2017 - 01/01/2018	11,500,000	1,638,113
Royal Bank of Scotland Group PLC 8.63% (A), 08/15/2021 (E)	$ 600,000	612,000
Santander Holdings USA, Inc.
2.38% (A), 11/24/2017	400,000	403,428
2.70%, 05/24/2019	400,000	399,696
Santander UK Group Holdings PLC
2.88%, 10/16/2020	860,000	852,252
3.13%, 01/08/2021	100,000	99,766
Santander UK PLC 2.38%, 03/16/2020	1,700,000	1,690,636
Sberbank of Russia Via SB Capital SA 5.18%, 06/28/2019 (G)	400,000	417,536
Sumitomo Mitsui Banking Corp. 2.65%, 07/23/2020, MTN	860,000	858,770
Sumitomo Mitsui Financial Group, Inc. 2.63%, 07/14/2026 (D)	200,000	185,852
Swedbank AB 2.20%, 03/04/2020 (B)	450,000	446,319
Toronto-Dominion Bank 1.12% (A), 05/02/2017	100,000	100,038
Wells Fargo & Co.
1.36% (A), 09/14/2018	300,000	299,871
2.55%, 12/07/2020, MTN	80,000	80,091
2.60%, 07/22/2020, MTN	1,650,000	1,659,537
3.00%, 02/19/2025, MTN	200,000	192,128
Westpac Banking Corp. 2.25%, 11/09/2020 (B)	700,000	700,293

		37,433,489

Beverages - 0.5%
Anheuser-Busch InBev Finance, Inc. 3.30%, 02/01/2023	1,390,000	1,414,648

Biotechnology - 0.6%
AbbVie, Inc.
2.90%, 11/06/2022	350,000	345,712
3.20%, 11/06/2022	1,000,000	1,000,658
Amgen, Inc. 4.10%, 06/15/2021	400,000	421,667

		1,768,037

Building Products - 0.1%
Fortune Brands Home & Security, Inc. 4.00%, 06/15/2025	410,000	421,663

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Building Products (continued)
Masco Corp. 4.45%, 04/01/2025	$ 20,000	$ 20,300
Owens Corning 4.20%, 12/01/2024	20,000	20,488

		462,451

Capital Markets - 2.6%
Credit Suisse AG 1.57% (A), 04/27/2018	300,000	299,873
Credit Suisse Group Funding Guernsey, Ltd. 3.75%, 03/26/2025	1,900,000	1,871,124
Deutsche Bank AG 4.25%, 10/14/2021 (B)	500,000	501,928
Goldman Sachs Group, Inc.
3.75%, 05/22/2025	60,000	60,156
3.85%, 07/08/2024, MTN	2,300,000	2,347,819
6.15%, 04/01/2018	240,000	252,460
Intercontinental Exchange, Inc. 2.75%, 12/01/2020	40,000	40,361
Lazard Group LLC 3.75%, 02/13/2025	30,000	29,294
Morgan Stanley
4.00%, 07/23/2025, MTN	60,000	61,501
5.50%, 07/24/2020, MTN	1,900,000	2,080,897
6.63%, 04/01/2018, MTN	200,000	211,506
S&P Global, Inc. 4.40%, 02/15/2026	40,000	42,314
UBS AG 1.28% (A), 08/14/2017, MTN	250,000	249,924

		8,049,157

Chemicals - 0.1%
Air Liquide Finance SA 2.25%, 09/27/2023 (B)	200,000	190,430

Commercial Services & Supplies - 0.5%
ADT Corp. 4.13%, 06/15/2023	40,000	38,200
ERAC USA Finance LLC 4.50%, 02/15/2045 (B)	15,000	14,304
MUFG Americas Holdings Corp.
1.46% (A), 02/09/2018	24,000	23,959
2.25%, 02/10/2020	15,000	14,840
Republic Services, Inc.
2.90%, 07/01/2026	400,000	383,460
3.55%, 06/01/2022	500,000	519,400
Waste Management, Inc. 3.13%, 03/01/2025	655,000	655,846

		1,650,009

Consumer Finance - 1.4%
American Express Credit Corp.
1.40% (A), 08/15/2019, MTN (D)	100,000	100,184
1.66% (A), 11/05/2018, MTN	50,000	50,320
Daimler Finance North America LLC
1.35% (A), 03/02/2018 (B)	170,000	170,263
1.50%, 07/05/2019 (B)	200,000	196,775
Ford Motor Credit Co. LLC 1.47% (A), 09/08/2017	200,000	200,056

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
General Motors Financial Co., Inc.
3.20%, 07/13/2020	$ 150,000	$ 150,451
3.70%, 11/24/2020	830,000	844,317
Synchrony Financial
2.60%, 01/15/2019	830,000	834,198
2.70%, 02/03/2020	15,000	14,955
4.50%, 07/23/2025	860,000	883,363
Toyota Motor Credit Corp. 1.40%, 05/20/2019, MTN	200,000	197,731
Volkswagen Group of America Finance LLC 2.13%, 05/23/2019 (B)	700,000	696,573

		4,339,186

Containers & Packaging - 0.2%
International Paper Co.
3.00%, 02/15/2027	500,000	471,719
3.80%, 01/15/2026	20,000	20,255

		491,974

Diversified Consumer Services - 0.6%
Nationwide Building Society 3.90%, 07/21/2025 (B)	1,900,000	1,955,155

Diversified Financial Services - 1.0%
BRFkredit A/S 2.00%, 10/01/2017	DKK 600,000	86,418
GE Capital International Funding Co. Unlimited Co.
2.34%, 11/15/2020	$ 496,000	495,763
4.42%, 11/15/2035	200,000	209,581
Helios Leasing I LLC 1.56%, 09/28/2024	133,640	129,526
Nordea Kredit Realkreditaktieselskab
1.00%, 10/01/2017, MTN	DKK 800,000	114,380
2.00%, 04/01/2017 - 10/01/2017	5,400,000	776,606
Protective Life Global Funding
1.50% (A), 06/08/2018 (B)	$ 200,000	200,027
2.70%, 11/25/2020 (B)	830,000	831,209
Tagua Leasing LLC 1.58%, 11/16/2024	137,803	133,764

		2,977,274

Diversified Telecommunication Services - 1.7%
AT&T, Inc.
1.42% (A), 03/30/2017	100,000	100,060
1.93% (A), 06/30/2020	40,000	40,217
3.40%, 05/15/2025	580,000	559,017
3.80%, 03/15/2022	500,000	512,570
4.75%, 05/15/2046	300,000	284,226
4.80%, 06/15/2044	500,000	472,457
Telefonica Emisiones SAU 6.22%, 07/03/2017	1,000,000	1,022,442
Verizon Communications, Inc.
1.35% (A), 06/09/2017	100,000	100,116
4.15%, 03/15/2024	700,000	731,487
4.52%, 09/15/2048	848,000	813,157
5.15%, 09/15/2023	700,000	774,020

		5,409,769

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities - 2.1%
Appalachian Power Co. 3.40%, 06/01/2025	$ 650,000	$ 658,269
Duke Energy Corp.
1.38% (A), 04/03/2017	100,000	100,075
3.75%, 04/15/2024 - 09/01/2046	400,000	373,185
3.95%, 10/15/2023	300,000	314,663
4.80%, 12/15/2045	830,000	877,286
Duke Energy Progress LLC 1.15% (A), 03/06/2017	100,000	100,025
Electricite de France SA 3.63%, 10/13/2025 (B)	800,000	798,051
Entergy Corp. 4.00%, 07/15/2022	40,000	41,827
Entergy Louisiana LLC 3.30%, 12/01/2022	100,000	100,743
Entergy Mississippi, Inc. 2.85%, 06/01/2028	1,100,000	1,044,517
Exelon Corp. 3.40%, 04/15/2026	800,000	784,942
FirstEnergy Corp. 2.75%, 03/15/2018	100,000	100,908
Niagara Mohawk Power Corp. 4.12%, 11/28/2042 (B) (H)	200,000	193,076
Pacific Gas & Electric Co. 3.50%, 06/15/2025	20,000	20,551
PSEG Power LLC 3.00%, 06/15/2021	400,000	401,229
Southwestern Electric Power Co. 6.20%, 03/15/2040	600,000	720,303

		6,629,650

Electrical Equipment - 0.1%
Eaton Corp. 2.75%, 11/02/2022	250,000	247,608
Schneider Electric SE 2.95%, 09/27/2022 (B)	150,000	149,817

		397,425

Electronic Equipment, Instruments & Components - 0.0% (C)
Flex, Ltd. 4.75%, 06/15/2025	20,000	21,160

Energy Equipment & Services - 0.3%
Halliburton Co. 3.80%, 11/15/2025	40,000	40,636
Regency Energy Partners, LP / Regency Energy Finance Corp. 5.88%, 03/01/2022	850,000	935,049

		975,685

Equity Real Estate Investment Trusts - 2.4%
Alexandria Real Estate Equities, Inc.
3.95%, 01/15/2027	100,000	99,558
4.30%, 01/15/2026	1,090,000	1,120,231
4.50%, 07/30/2029	200,000	200,112
American Tower Corp.
3.38%, 10/15/2026	600,000	568,015
4.00%, 06/01/2025	300,000	300,766
4.40%, 02/15/2026	670,000	684,642

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
AvalonBay Communities, Inc. 3.45%, 06/01/2025, MTN	$ 600,000	$ 600,690
Crown Castle International Corp.
4.45%, 02/15/2026	200,000	206,918
5.25%, 01/15/2023	900,000	968,625
Digital Realty Trust, LP 3.95%, 07/01/2022	860,000	883,724
Federal Realty Investment Trust 3.63%, 08/01/2046	150,000	131,650
Kilroy Realty, LP 4.38%, 10/01/2025	590,000	605,621
Mid-America Apartments, LP 4.00%, 11/15/2025	580,000	587,862
Prologis, LP 3.75%, 11/01/2025	20,000	20,493
Unibail-Rodamco SE 1.65% (A), 04/16/2019, MTN (G)	200,000	198,970
WP Carey, Inc. 4.60%, 04/01/2024	400,000	405,392

		7,583,269

Food & Staples Retailing - 0.2%
Walgreens Boots Alliance, Inc. 1.75%, 05/30/2018	300,000	300,300
Whole Foods Market, Inc. 5.20%, 12/03/2025	410,000	434,118

		734,418

Food Products - 0.1%
Kraft Heinz Foods Co.
3.50%, 07/15/2022	20,000	20,302
4.38%, 06/01/2046	200,000	188,196

		208,498

Gas Utilities - 0.1%
National Fuel Gas Co. 5.20%, 07/15/2025	50,000	51,930
ONE Gas, Inc. 2.07%, 02/01/2019	300,000	300,607

		352,537

Health Care Equipment & Supplies - 0.8%
Becton Dickinson and Co. 3.73%, 12/15/2024	19,000	19,430
Boston Scientific Corp. 3.38%, 05/15/2022	650,000	660,679
Zimmer Biomet Holdings, Inc.
2.70%, 04/01/2020	1,620,000	1,620,081
3.15%, 04/01/2022	30,000	29,918
3.55%, 04/01/2025	30,000	29,219

		2,359,327

Health Care Providers & Services - 0.1%
Aetna, Inc. 3.50%, 11/15/2024	20,000	20,291
Laboratory Corp. of America Holdings 3.60%, 02/01/2025	15,000	14,934
Northwell Healthcare, Inc. 3.98%, 11/01/2046	400,000	368,241

		403,466

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure - 0.3%
McDonald’s Corp. 3.70%, 01/30/2026, MTN	$ 820,000	$ 834,840

Independent Power & Renewable Electricity Producers - 0.0% (C)
Exelon Generation Co. LLC 6.25%, 10/01/2039	100,000	100,687

Industrial Conglomerates - 0.1%
General Electric Co.
2.70%, 10/09/2022	140,000	139,974
4.50%, 03/11/2044	100,000	107,348

		247,322

Insurance - 1.9%
American International Group, Inc. 3.75%, 07/10/2025	450,000	452,904
Chubb INA Holdings, Inc. 3.35%, 05/03/2026	40,000	40,517
First American Financial Corp. 4.60%, 11/15/2024	20,000	19,760
Jackson National Life Global Funding 2.60%, 12/09/2020 (B)	820,000	822,740
Marsh & McLennan Cos., Inc. 3.75%, 03/14/2026	20,000	20,375
MetLife, Inc.
4.05%, 03/01/2045	20,000	19,179
5.25% (A), 06/15/2020 (E)	40,000	40,500
Metropolitan Life Global Funding I
2.00%, 04/14/2020 (B)	150,000	148,311
2.30%, 04/10/2019 (B)	100,000	100,552
2.50%, 12/03/2020 (B)	950,000	950,334
New York Life Global Funding
1.13%, 03/01/2017 (B)	100,000	99,993
1.26% (A), 04/06/2018 (B)	400,000	401,383
Pricoa Global Funding I 2.55%, 11/24/2020 (B)	830,000	830,164
Principal Life Global Funding II
1.43% (A), 12/01/2017 (B)	370,000	371,495
2.20%, 04/08/2020 (B)	600,000	595,508
3.00%, 04/18/2026 (B)	300,000	291,619
QBE Insurance Group, Ltd. 2.40%, 05/01/2018 (B)	300,000	300,328
Reliance Standard Life Global Funding II 2.15%, 10/15/2018 (B)	110,000	110,547
Travelers Cos., Inc. 3.75%, 05/15/2046	100,000	94,360
XLIT, Ltd. 4.45%, 03/31/2025	20,000	19,831

		5,730,400

Internet & Direct Marketing Retail - 0.1%
Amazon.com, Inc.
2.50%, 11/29/2022	200,000	197,917
3.30%, 12/05/2021	40,000	41,450

		239,367

IT Services - 0.4%
Fidelity National Information Services, Inc. 4.50%, 10/15/2022	860,000	914,833
Hewlett Packard Enterprise Co. 2.45%, 10/05/2017	300,000	301,668

		1,216,501

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Life Sciences Tools & Services - 0.0% (C)
Thermo Fisher Scientific, Inc.
2.15%, 12/14/2018	$ 40,000	$ 40,184
3.30%, 02/15/2022	40,000	40,639

		80,823

Marine - 0.1%
AP Moller - Maersk A/S 3.88%, 09/28/2025 (B)	300,000	290,068

Media - 1.0%
21st Century Fox America, Inc. 3.70%, 09/15/2024	300,000	303,766
CBS Corp. 4.00%, 01/15/2026	20,000	20,341
Charter Communications Operating LLC / Charter Communications Operating Capital 4.46%, 07/23/2022	1,800,000	1,881,056
Comcast Corp.
4.40%, 08/15/2035	20,000	20,923
4.75%, 03/01/2044	600,000	643,515
Sky PLC 3.13%, 11/26/2022 (B)	80,000	79,350

		2,948,951

Multi-Utilities - 0.5%
DTE Electric Co. 3.70%, 06/01/2046	1,000,000	961,989
E.ON International Finance BV 6.65%, 04/30/2038 (B) (H)	300,000	352,679
Sempra Energy 2.88%, 10/01/2022	150,000	148,565

		1,463,233

Oil, Gas & Consumable Fuels - 1.5%
BP Capital Markets PLC
1.33% (A), 02/13/2018	93,000	93,092
3.51%, 03/17/2025	50,000	50,478
Dolphin Energy, Ltd. 5.50%, 12/15/2021 (G)	400,000	439,960
Energy Transfer Partners, LP
4.05%, 03/15/2025	200,000	197,982
4.75%, 01/15/2026	40,000	41,354
Enterprise Products Operating LLC 3.70%, 02/15/2026	870,000	873,155
EOG Resources, Inc. 3.90%, 04/01/2035	20,000	18,941
Kinder Morgan, Inc. 5.05%, 02/15/2046	300,000	296,971
Petroleos Mexicanos 6.00%, 03/05/2020	200,000	210,950
Rosneft Finance SA 7.88%, 03/13/2018, MTN (G)	200,000	210,700
Shell International Finance BV 4.00%, 05/10/2046	800,000	765,007
Statoil ASA
2.45%, 01/17/2023	250,000	244,032
3.25%, 11/10/2024	800,000	810,858
Western Gas Partners, LP
4.00%, 07/01/2022	85,000	86,387
4.65%, 07/01/2026	200,000	207,080

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Woodside Finance, Ltd. 3.65%, 03/05/2025 (B)	$ 20,000	$ 19,538

		4,566,485

Pharmaceuticals - 0.8%
Actavis Funding SCS 3.85%, 06/15/2024	1,160,000	1,170,344
Actavis, Inc. 1.88%, 10/01/2017	400,000	400,764
Baxalta, Inc.
3.60%, 06/23/2022	20,000	20,153
4.00%, 06/23/2025	20,000	20,058
Eli Lilly & Co. 2.75%, 06/01/2025	460,000	448,407
Shire Acquisitions Investments Ireland DAC
2.88%, 09/23/2023	300,000	285,134
3.20%, 09/23/2026	300,000	280,301

		2,625,161

Road & Rail - 0.1%
Canadian National Railway Co. 2.25%, 11/15/2022	100,000	97,150
GATX Corp. 3.25%, 09/15/2026 (D)	250,000	235,935
Norfolk Southern Corp. 4.45%, 06/15/2045	20,000	20,730

		353,815

Software - 0.6%
Adobe Systems, Inc. 3.25%, 02/01/2025	15,000	15,007
Autodesk, Inc. 4.38%, 06/15/2025	40,000	41,090
Microsoft Corp.
2.13%, 11/15/2022	200,000	194,891
2.70%, 02/12/2025	300,000	293,961
Oracle Corp.
2.40%, 09/15/2023	300,000	290,640
2.65%, 07/15/2026	400,000	379,685
2.80%, 07/08/2021	100,000	101,920
2.95%, 05/15/2025	290,000	284,282
4.30%, 07/08/2034	100,000	103,398

		1,704,874

Specialty Retail - 0.5%
AutoNation, Inc. 4.50%, 10/01/2025	20,000	20,234
Lowe’s Cos., Inc. 3.70%, 04/15/2046	1,500,000	1,400,169
QVC, Inc. 4.85%, 04/01/2024	100,000	100,526

		1,520,929

Technology Hardware, Storage & Peripherals - 0.3%
Apple, Inc.
1.18% (A), 05/06/2019	100,000	100,410
3.45%, 05/06/2024	200,000	206,008
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 8.10%, 07/15/2036 (B)	600,000	713,749

		1,020,167

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Tobacco - 0.5%
BAT International Finance PLC 3.50%, 06/15/2022 (B)	$ 20,000	$ 20,499
Imperial Brands Finance PLC 4.25%, 07/21/2025 (B)	860,000	887,714
Philip Morris International, Inc. 3.25%, 11/10/2024	660,000	664,476
Reynolds American, Inc. 4.00%, 06/12/2022	20,000	20,918

		1,593,607

Transportation Infrastructure - 0.1%
Sydney Airport Finance Co. Pty, Ltd.
3.38%, 04/30/2025 (B)	20,000	19,268
3.90%, 03/22/2023 (B)	200,000	204,607

		223,875

Water Utilities - 0.0% (C)
American Water Capital Corp. 3.40%, 03/01/2025	20,000	20,467

Wireless Telecommunication Services - 0.0% (C)
T-Mobile USA, Inc.
6.00%, 03/01/2023	36,000	38,025
6.38%, 03/01/2025	36,000	38,475

		76,500

Total Corporate Debt Securities (Cost $117,167,576)		116,649,252

FOREIGN GOVERNMENT OBLIGATIONS - 4.0%
Brazil - 1.9%
Brazil Government International Bond 5.63%, 02/21/2047	300,000	263,250
Brazil Letras do Tesouro Nacional Zero Coupon, 04/01/2017	BRL 19,368,000	5,767,489

		6,030,739

Canada - 0.7%
Province of Ontario 1.65%, 09/27/2019	$ 1,200,000	1,193,253
Province of Quebec 2.50%, 04/20/2026	900,000	866,270

		2,059,523

Japan - 1.0%
Japan Finance Organization for Municipalities 2.13%, 04/13/2021 - 10/25/2023 (B)	1,800,000	1,723,041
Tokyo Metropolitan Government 2.00%, 05/17/2021 (B)	1,500,000	1,455,060

		3,178,101

Republic of Korea - 0.1%
Export-Import Bank of Korea 1.64% (A), 05/26/2019	200,000	200,500

Saudi Arabia - 0.3%
Saudi Arabia Government International Bond 4.50%, 10/26/2046 (B)	900,000	862,049

Total Foreign Government Obligations (Cost $12,387,543)		12,330,912

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES - 2.0%
ALBA PLC Series 2015-1, Class A, 1.51% (A), 04/24/2049 (G)	GBP 317,560	$ 390,896
Auburn Securities 4 PLC Series 4, Class A2, 0.66% (A), 10/01/2041 (G)	293,254	355,255
Banc of America Mortgage Trust Series 2004-D, Class 2A2, 3.26% (A), 05/25/2034	$ 25,348	25,335
Bear Stearns Alt-A Trust Series 2005-5, Class 1A1, 1.20% (A), 07/25/2035	28,976	28,816
Bluestone Securities PLC Series 2007-1, Class A2A, 0.58% (A), 06/09/2044 (G)	GBP 266,598	317,836
CHL Mortgage Pass-Through Trust Series 2004-J3, Class A7, 5.50%, 05/25/2034	$ 219,055	222,260
Countrywide Commercial Mortgage Trust Series 2007-MF1, Class A, 6.09% (A), 11/12/2043 (B)	643,610	650,603
Eurosail PLC
Series 2006-4X, Class A3C,
0.54% (A), 12/10/2044 (G)	GBP 219,728	263,708
Series 2007-3A, Class A2B,
0.68% (A), 06/13/2045 (B)	76,256	93,781
Series 2007-3X, Class A2A,
0.68% (A), 06/13/2045 (G)	56,826	69,885
Gemgarto PLC Series 2015-1, Class A, 1.35% (A), 02/16/2047 (G)	63,347	78,210
La Hipotecaria El Salvadorian Mortgage Trust Series 2016-1A, Class A, 3.36%, 01/15/2046 (B) (I)	$ 687,956	698,488
Merrill Lynch Mortgage Investors Trust Series 2003-B, Class A1, 1.44% (A), 04/25/2028	421,997	405,832
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class A4, 3.37%, 10/15/2048	900,000	905,310
Morgan Stanley Bank of America Merrill Lynch Trust, Interest Only STRIPS Series 2013-C8, Class XA, 1.04% (A), 12/15/2048	1,780,243	86,043
Morgan Stanley Capital I Trust Series 2007-IQ14, Class A1A, 5.67% (A), 04/15/2049	308,949	311,150
MortgageIT Trust Series 2005-2, Class 1A1, 1.28% (A), 05/25/2035	110,310	107,680
Southern Pacific Financing PLC Series 2005-B, Class A, 0.56% (A), 06/10/2043 (G)	GBP 275,589	331,737
Uropa Securities PLC
Series 2008-1, Class A,
0.58% (A), 06/10/2059 (G)	541,207	636,855

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Uropa Securities PLC (continued)
Series 2008-1, Class B,
1.13% (A), 06/10/2059 (G)	GBP 104,658	$ 111,736
Series 2008-1, Class M1,
0.73% (A), 06/10/2059 (G)	125,198	139,778
Series 2008-1, Class M2,
0.93% (A), 06/10/2059 (G)	97,811	107,298

Total Mortgage-Backed Securities (Cost $6,690,794)		6,338,492

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.5%
California - 0.3%
Bay Area Toll Authority, Revenue Bonds Series S1, 6.92%, 04/01/2040	$ 200,000	270,002
Los Angeles Community College District, General Obligation Unlimited 6.60%, 08/01/2042	200,000	277,458
State of California, General Obligation Unlimited 7.35%, 11/01/2039	300,000	424,698

		972,158

Maryland - 0.1%
County of Baltimore, General Obligation Unlimited 3.30%, 07/01/2046	200,000	182,416

New York - 0.1%
Port Authority of New York & New Jersey, Revenue Bonds 4.46%, 10/01/2062	200,000	200,666

Utah - 0.0% (C)
Utah State Board of Regents, Revenue Bonds Series 1, 1.51% (A), 12/26/2031	46,671	46,182

Total Municipal Government Obligations (Cost $1,402,249)		1,401,422

U.S. GOVERNMENT AGENCY OBLIGATIONS - 12.9%
Federal Home Loan Mortgage Corp.
1.25%, 10/02/2019	7,350,000	7,307,010
2.38%, 01/13/2022	7,500,000	7,623,053
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates 1.43% (A), 02/25/2023	599,785	600,532
Federal Home Loan Mortgage Corp. REMIC
0.88% (A), 01/15/2038	1,387,343	1,376,430
1.10% (A), 02/15/2041 - 09/15/2045	573,420	572,312
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS 1.98% (A), 01/15/2038	1,387,343	81,593
Federal Home Loan Mortgage Corp., Interest Only STRIPS 5.19% (A), 09/15/2043	1,301,889	271,118
Federal National Mortgage Association
1.88%, 09/18/2018	2,200,000	2,225,498

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
3.50%, 06/01/2045	$ 372,145	$ 381,719
3.50%, TBA (F) (J)	12,300,000	12,587,561
3.70%, 09/01/2034	482,433	491,219
4.50%, TBA (F) (J)	1,000,000	1,074,356
Federal National Mortgage Association REMIC
1.33% (A), 06/25/2041	450,679	452,208
1.51% (A), 05/25/2040	424,033	426,362
1.61% (A), 11/25/2039	1,288,725	1,313,819
Financing Corp., Principal Only STRIPS 05/11/2018	600,000	589,435
Government National Mortgage Association 1.33% (A), 05/20/2066 - 06/20/2066	2,493,177	2,481,408

Total U.S. Government Agency Obligations (Cost $39,582,849)		39,855,633

U.S. GOVERNMENT OBLIGATIONS - 8.2%
U.S. Treasury - 7.2%
U.S. Treasury Bond
2.25%, 08/15/2046 (D) (K)	1,620,000	1,362,128
2.50%, 02/15/2046 (K)	220,000	195,491
2.50%, 05/15/2046	400,000	355,469
2.75%, 08/15/2042 (F) (K) (L)	10,600,000	10,014,106
2.88%, 08/15/2045 (K) (L)	2,200,000	2,117,071
2.88%, 11/15/2046	800,000	772,375
3.13%, 08/15/2044 (K)	7,230,000	7,317,548
U.S. Treasury Note 2.00%, 11/15/2026	200,000	192,430

		22,326,618

U.S. Treasury Inflation-Protected Securities - 1.0%
U.S. Treasury Inflation-Indexed Bond 1.00%, 02/15/2046	3,060,330	3,073,263

Total U.S. Government Obligations (Cost $25,767,838)		25,399,881

COMMERCIAL PAPER - 0.3%
Consumer Finance - 0.1%
Ford Motor Credit Co. 1.70% (M), 10/05/2017	500,000	493,652

Electric Utilities - 0.1%
Entergy Corp. 1.11% (M), 01/04/2017	300,000	299,973

Hotels, Restaurants & Leisure - 0.1%
Marriott International, Inc. 1.02% (M), 01/18/2017	250,000	249,882

Total Commercial Paper (Cost $1,043,507)		1,043,507

SHORT-TERM FOREIGN GOVERNMENT OBLIGATIONS - 5.3%
Japan - 5.3%
Japan Treasury Discount Bill 0.00% (M) (N), 01/10/2017 - 02/06/2017	JPY 1,920,000,000	16,429,800

Total Short-Term Foreign Government Obligations (Cost $18,345,515)		16,429,800

	Principal	Value
SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.6%
Federal Home Loan Bank Discount Notes
0.50% (M), 01/05/2017	$ 8,900,000	$ 8,899,813
0.51% (M), 01/12/2017 - 01/18/2017	2,800,000	2,799,652
0.52% (M), 02/10/2017	2,500,000	2,498,680

Total Short-Term U.S. Government Agency Obligations (Cost $14,197,563)		14,198,145

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 1.6%
U.S. Treasury Bill
0.39% (M), 03/09/2017 (O) (P) (Q)	173,000	172,850
0.47% (M), 03/02/2017 (O) (Q)	1,400,000	1,398,908
0.48% (M), 03/09/2017 (O) (P) (Q)	820,000	819,290
0.50% (M), 03/09/2017 (O) (P) (Q)	2,409,000	2,406,914

Total Short-Term U.S. Government Obligations (Cost $4,797,855)		4,797,962

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED - 0.9%
Put - S&P 500® Exercise Price $1,900 Expiration Date 12/15/2017	529	2,920,080

Total Exchange-Traded Options Purchased (Cost $2,857,679)		2,920,080

	Notional Amount	Value
OVER-THE-COUNTER INTEREST RATE-CAPPED OPTIONS PURCHASED - 0.0% (C) (R)
Call - CMS 2-Year to 10-Year Spread Floor (H) Exercise Rate 0.15% Expiration Date 11/28/2017, CITI	$ 54,000,000	12,432

Total Over-the-Counter Interest Rate-Capped Options Purchased (Cost $45,900)		12,432

OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED - 0.3% (R)
Put - Receives Floating Rate Index 3-Month USD-LIBOR (H) Exercise Rate 2.30% Expiration Date 10/21/2019, GSB	5,100,000	803,877

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $484,500)		803,877

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (M)	1,975,535	1,975,535

Total Securities Lending Collateral (Cost $1,975,535)		1,975,535

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical - Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
REPURCHASE AGREEMENTS - 24.0%

Bank of America NA 0.73% (M), dated 12/20/2016, to be repurchased at $34,009,652 on 01/03/2017. Collateralized by a U.S. Government Obligation, 3.00%, due 11/15/2044, and Cash with a total value of $35,143,496.

	$ 34,000,000	$ 34,000,000
JPMorgan Securities LLC 0.61% (M), dated 12/30/2016, to be repurchased at $1,600,108 on 01/03/2017. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 04/20/2046, and with a value of $1,665,651.	1,600,000	1,600,000
RBC Capital Markets LLC 0.57% (M), dated 12/30/2016, to be repurchased at $31,702,008 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.75%, due 09/30/2022, and with a value of $32,452,599.	31,700,000	31,700,000
State Street Bank & Trust Co. 0.03% (M), dated 12/30/2016, to be repurchased at $6,915,922 on 01/03/2017. Collateralized by a U.S. Government Obligation, 2.13%, due 09/30/2021, and with a value of $7,055,675.	6,915,899	6,915,899

Total Repurchase Agreements (Cost $74,215,899)		74,215,899

Total Investments (Cost $335,434,011) (S)		332,915,397
Net Other Assets (Liabilities) - (7.6)%		(23,435,587)

Net Assets - 100.0%		$ 309,479,810

	Principal	Value
REVERSE REPURCHASE AGREEMENTS - (2.2)%

Bank of Nova Scotia 0.81% (M), dated 11/01/2016, to be repurchased at $(2,347,448) on 01/03/2017. Collateralized by U.S. Government Obligations, 0.49% (M) - 3.13%, due 03/02/2017 - 08/15/2044, and with a total value of $(2,331,863).

	$ (2,344,125)	$ (2,344,125)
Bank of Nova Scotia 0.81% (M), dated 11/02/2016, to be repurchased at $(2,909,736) on 01/05/2017. Collateralized by U.S. Government Obligations, 0.49% (M) - 3.13%, due 03/02/2017 - 08/15/2044, and with a total value of $(2,887,320).	(2,905,500)	(2,905,500)
Merrill Lynch Pierce Fenner & Smith 1.15% (M), dated 11/22/2016, to be repurchased at $(1,447,565) on 01/03/2017. Collateralized by a U.S. Government Obligation, 2.75%, due 08/15/2042, and with a value of $(1,433,111).	(1,445,625)	(1,445,625)

Total Reverse Repurchase Agreements (Cost $6,695,250)		$ (6,695,250)

OVER-THE-COUNTER INTEREST RATE-CAPPED OPTIONS WRITTEN: (R)

Description	Counterparty	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums (Received)	Value
Call - CMS 2-Year to 10-Year Spread Floor	CITI	0.04%	USISDA02 - USISDA30	11/28/2017	USD	108,000,000	$ (46,440)	$ (22,159)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN: (R)

Description	Counterparty	Floating Rate Index	Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Value
Call - 10-Year	GSB	3-Month USD-LIBOR	Receive	1.95%	02/16/2017	USD	4,500,000	$(32,100)	$(2,955)
Put - 5-Year	GSB	3-Month USD-LIBOR	Pay	2.00	10/21/2019	USD	25,500,000	(484,500)	(1,049,167)
Put - 10-Year	GSB	3-Month USD-LIBOR	Pay	2.40	02/16/2017	USD	4,500,000	(36,000)	(37,397)

Total								$(552,600)	$(1,089,519)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical - Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

CENTRALLY CLEARED SWAP AGREEMENTS: (T)

Credit Default Swap Agreements on Credit Indices - Sell Protection (U)
Reference Obligation	Fixed Deal Receive Rate	Expiration Date	Notional Amount (V)		Fair Value (W)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America High Yield Index - Series 27	5.00%	12/20/2021	USD	2,900,000	$183,158	$175,740	$7,418
North America Investment Grade Index - Series 25	1.00	12/20/2020	USD	11,300,000	189,019	64,815	124,204
North America Investment Grade Index - Series 26	1.00	06/20/2021	USD	13,700,000	233,370	160,074	73,296
North America Investment Grade Index - Series 27	1.00	12/20/2021	USD	17,100,000	264,440	192,939	71,501

Total					$869,987	$593,568	$276,419

Interest Rate Swap Agreements - Fixed Rate Payable
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	1.75%	12/21/2026	USD	1,000,000	$54,651	$59,960	$(5,309)
6-Month GBP-LIBOR	0.75	03/15/2027	GBP	4,200,000	253,121	244,694	8,427

Total					$307,772	$304,654	$3,118

Interest Rate Swap Agreements - Fixed Rate Receivable
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	2.25%	12/16/2022	USD	500,000	$5,164	$(3,261)	$8,425

OVER-THE-COUNTER SWAP AGREEMENTS: (R)

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (U)
Reference Obligation	Counterparty	Fixed Deal Receive Rate	Expiration Date	Implied Credit Spread at December 31, 2016 (X)	Notional Amount (V)		Fair Value (W)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Russia Foreign Bond - Eurobond, 7.50%, 03/31/2030	JPM	1.00%	06/20/2020	1.23%	USD	200,000	$(1,473)	$(20,289)	$18,816

Credit Default Swap Agreements on Credit Indices - Sell Protection (U)
Reference Obligation	Counterparty	Fixed Deal Receive Rate	Expiration Date	Notional Amount (V)		Fair Value (W)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America CMBS Basket Index - Series AAA8	GSI	0.50%	10/17/2057	USD	1,700,000	$(19,404)	$(77,053)	$57,649
North America CMBS Basket Index - Series AAA9	GSI	0.50	09/17/2058	USD	900,000	(19,684)	(56,257)	36,573

Total						$(39,088)	$(133,310)	$94,222

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical - Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

OVER-THE-COUNTER SWAP AGREEMENTS (continued):

Total Return Swap Agreements - Payable (Y)
Reference Entity	Counterparty	Rate	Termination Date	Number of Shares or Units	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
iShares MSCI EAFE ETF	MLI	3-Month USD-LIBOR	05/24/2017	2,431	$(80,146)	$—	$(80,146)
iShares MSCI EAFE ETF	MLI	3-Month USD-LIBOR	06/07/2017	193	(6,363)	—	(6,363)
iShares MSCI EAFE ETF (H)	MLI	3-Month USD-LIBOR	08/24/2017	334	52,760	—	52,760
iShares MSCI EAFE ETF (H)	MLI	3-Month USD-LIBOR	08/24/2017	208	32,526	—	32,526

Total					$(1,223)	$—	$(1,223)

FUTURES CONTRACTS: (Z)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
90-Day Eurodollar	Long	248	03/13/2017	$15,457	$—
90-Day Eurodollar	Long	133	06/19/2017	12,673	—
90-Day Eurodollar	Short	(184)	12/18/2017	197,612	—
90-Day Eurodollar	Short	(190)	06/17/2019	—	(39,800)
5-Year U.S. Treasury Note	Short	(12)	03/31/2017	5,988	—
10-Year U.S. Treasury Note	Long	53	03/22/2017	—	(32,779)
Russell 2000® Mini Index	Long	227	03/17/2017	—	(197,529)
S&P 500® E-Mini	Long	962	03/17/2017	—	(242,731)
U.S. Treasury Bond	Long	38	03/22/2017	—	(42,785)

Total				$231,730	$(555,624)

FORWARD FOREIGN CURRENCY CONTRACTS: (R)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	01/04/2017	BRL	18,792,545	USD	5,645,102	$121,984	$—
BNP	01/04/2017	USD	5,766,176	BRL	18,792,545	—	(910)
BNP	02/02/2017	USD	5,595,018	BRL	18,792,545	—	(122,430)
BNP	02/06/2017	USD	2,101,061	JPY	220,000,000	214,906	—
BNP	02/14/2017	USD	6,621,905	GBP	5,307,000	74,020	—
BOA	04/03/2017	USD	2,465,424	DKK	16,189,000	161,091	—
CITI	01/03/2017	USD	271,836	DKK	1,855,000	9,113	—
CITI	01/10/2017	USD	9,220,365	JPY	950,000,000	1,085,818	—
CITI	02/06/2017	USD	7,157,901	JPY	750,000,000	727,826	—
CITI	02/14/2017	GBP	1,512,000	USD	1,910,375	—	(44,838)
CITI	02/14/2017	USD	352,510	GBP	279,000	8,274	—
GSB	01/03/2017	USD	201,157	DKK	1,345,000	10,665	—
GSB	02/14/2017	GBP	197,000	USD	249,641	—	(6,578)
HSBC	01/03/2017	DKK	530,000	USD	79,708	—	(4,645)
HSBC	01/03/2017	USD	108,022	DKK	718,000	6,332	—
HSBC	10/02/2017	USD	1,657,366	DKK	10,860,000	95,399	—
HSBC	10/03/2017	USD	218,412	DKK	1,433,000	12,294	—
JPM	01/04/2017	BRL	18,794,655	USD	5,627,142	140,592	—
JPM	01/04/2017	USD	5,468,047	BRL	18,794,655	—	(299,687)
JPM	04/03/2017	USD	462,869	DKK	3,040,000	30,158	—
JPM	04/04/2017	USD	5,656,625	BRL	19,368,000	—	(143,075)
JPM	07/03/2017	USD	340,221	DKK	2,232,000	20,899	—
JPM	10/02/2017	USD	95,791	DKK	625,000	5,899	—
SCB	01/04/2017	BRL	18,794,655	USD	5,766,824	910	—
SCB	01/04/2017	USD	5,741,456	BRL	18,794,655	—	(26,278)
SCB	02/02/2017	BRL	18,794,655	USD	5,690,608	27,482	—

Total						$2,753,662	$(648,441)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical - Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION:

Valuation Inputs (AA)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$11,142,568	$—	$11,142,568
Certificates of Deposit	—	3,400,000	—	3,400,000
Corporate Debt Securities	—	116,649,252	—	116,649,252
Foreign Government Obligations	—	12,330,912	—	12,330,912
Mortgage-Backed Securities	—	6,338,492	—	6,338,492
Municipal Government Obligations	—	1,401,422	—	1,401,422
U.S. Government Agency Obligations	—	39,855,633	—	39,855,633
U.S. Government Obligations	—	25,399,881	—	25,399,881
Commercial Paper	—	1,043,507	—	1,043,507
Short-Term Foreign Government Obligations	—	16,429,800	—	16,429,800
Short-Term U.S. Government Agency Obligations	—	14,198,145	—	14,198,145
Short-Term U.S. Government Obligations	—	4,797,962	—	4,797,962
Exchange-Traded Options Purchased	2,920,080	—	—	2,920,080
Over-the-Counter Interest Rate-Capped Options Purchased	—	12,432	—	12,432
Over-the-Counter Interest Rate Swaptions Purchased	—	803,877	—	803,877
Securities Lending Collateral	1,975,535	—	—	1,975,535
Repurchase Agreements	—	74,215,899	—	74,215,899

Total Investments	$4,895,615	$328,019,782	$—	$332,915,397

Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$869,987	$—	$869,987
Centrally Cleared Interest Rate Swap Agreements	—	312,936	—	312,936
Over-the-Counter Total Return Swap Agreements	—	85,286	—	85,286
Futures Contracts (AB)	231,730	—	—	231,730
Forward Foreign Currency Contracts (AB)	—	2,753,662	—	2,753,662

Total Other Financial Instruments	$231,730	$4,021,871	$—	$4,253,601

LIABILITIES
Other Financial Instruments
Reverse Repurchase Agreements	$—	$(6,695,250)	$—	$(6,695,250)
Over-the-Counter Interest Rate-Capped Options Written	—	(22,159)	—	(22,159)
Over-the-Counter Interest Rate Swaptions Written	—	(1,089,519)	—	(1,089,519)
Over-the-Counter Credit Default Swap Agreements	—	(40,561)	—	(40,561)
Over-the-Counter Total Return Swap Agreements	—	(86,509)	—	(86,509)
Futures Contracts (AB)	(555,624)	—	—	(555,624)
Forward Foreign Currency Contracts (AB)	—	(648,441)	—	(648,441)

Total Other Financial Instruments	$(555,624)	$(8,582,439)	$—	$(9,138,063)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2016.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the total value of 144A securities is $38,001,127, representing 12.3% of the Portfolio’s net assets.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,935,108. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Perpetual maturity. The date displayed is the next call date.
(F)	Securities on a when-issued, delayed-delivery, or forward commitment basis. Securities to be settled and delivered after December 31, 2016.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical - Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(G)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2016, the total value of Regulation S securities is $4,070,360, representing 1.3% of the Portfolio’s net assets.
(H)	Illiquid securities and derivatives. At December 31, 2016, total value of illiquid securities is $545,755, representing 0.2% of the Portfolio’s net assets, and total value of illiquid derivatives is $1,447,350, representing 0.5% of the Portfolio’s net assets.
(I)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2016, value of the security is $698,488, representing 0.2% of the Portfolio’s net assets.
(J)	Cash in the amount of $270,000 has been segregated by the broker as collateral for open TBA commitment transactions.
(K)	Securities are subject to sale-buyback transactions.
(L)	All or a portion of these securities have been segregated by the custodian as collateral for centrally cleared swap agreements. The total value of all securities segregated as collateral to cover centrally cleared swap agreements is $818,402.
(M)	Rates disclosed reflect the yields at December 31, 2016.
(N)	Percentage rounds to less than 0.01% or (0.01)%.
(O)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of all securities segregated as collateral to cover margin requirements for open futures contracts is $3,473,041.
(P)	All or a portion of these securities have been segregated by the custodian as collateral for open over-the-counter options, swap agreements, swaptions and/or forward foreign currency contracts. The total value of all securities segregated for open over-the-counter options, swap agreements, swaptions and/or forward foreign currency contracts is $271,764.
(Q)	All or a portion of these securities have been segregated by the custodian as collateral for open TBA commitment transactions. The total value of all securities segregated as collateral to for open TBA commitment transactions is $351,725.
(R)	Cash in the amount of $2,470,000 has been segregated by the broker as collateral for open over-the-counter options, swap agreements, swaptions and/or forward foreign currency contracts.
(S)	Aggregate cost for federal income tax purposes is $338,688,934. Aggregate gross unrealized appreciation and depreciation for all securities is $2,883,574 and $8,657,111, respectively. Net unrealized depreciation for tax purposes is $5,773,537.
(T)	Cash in the amount of $406,000 has been segregated by the custodian as collateral for centrally cleared swap agreements.
(U)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(V)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(W)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(X)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(Y)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(Z)	Cash in the amount of $2,212,000 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(AA)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(AB)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical - Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

CURRENCY ABBREVIATIONS:

BRL	Brazilian Real
DKK	Danish Krone
GBP	Pound Sterling
JPY	Japanese Yen
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank N.A.
GSB	Goldman Sachs Bank
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
MLI	Merrill Lynch International
SCB	Standard Chartered Bank

PORTFOLIO ABBREVIATIONS:

CMBS	Commercial Mortgage-Backed Securities
CMS	Constant Maturity Swap
EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
USISDA02	USD ICE Swap Rate 2-Year Index
USISDA30	USD ICE Swap Rate 30-Year Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Investments, at value (cost $261,218,112) (including securities loaned of $1,935,108)	$258,699,498
Repurchase agreement, at value (cost $74,215,899)	74,215,899
Cash collateral on deposit with broker	3,358,000
Foreign currency, at value (cost $55,070)	55,027
Receivables and other assets:
Shares of beneficial interest sold	576,369
Investments sold	92,212
When-issued, delayed-delivery, and forward commitment securities sold	42,835,781
Interest	1,605,232
Tax reclaims	3,027
Net income from securities lending	376
Variation margin receivable	4,871
OTC swap agreements, at value	85,286
Unrealized appreciation on forward foreign currency contracts	2,753,662

Total assets	384,285,240

Liabilities:
Due to custodian	257
Cash deposit due to broker	2,740,000
Payables and other liabilities:
Shares of beneficial interest redeemed	3,587
Investments purchased	179,365
When-issued, delayed-delivery, and forward commitment securities purchased	56,857,091
Investment management fees	202,938
Distribution and service fees	62,219
Transfer agent costs	705
Trustees, CCO and deferred compensation fees	301
Audit and tax fees	18,645
Custody fees	24,029
Legal fees	3,281
Printing and shareholder reports fees	26,492
Interest	9,035
Other	1,431
Deferred income for sale-buyback financing transactions	2,028
Payable for sale-buyback financing transactions	4,116,052
Collateral for securities on loan	1,975,535
Reverse repurchase agreements, at value (cost $6,695,250)	6,695,250
Written options and swaptions, at value (premium received $599,040)	1,111,678
OTC swap agreements, at value	127,070
Unrealized depreciation on forward foreign currency contracts	648,441

Total liabilities	74,805,430

Net assets	$309,479,810

Net assets consist of:
Capital stock ($0.01 par value)	$270,175
Additional paid-in capital	301,071,679
Undistributed (distributions in excess of) net investment income (loss)	3,748,479
Accumulated net realized gain (loss)	5,238,893
Net unrealized appreciation (depreciation) on:
Investments	(2,518,614)
Written options and swaptions	(512,638)
Swap agreements	399,777
Futures contracts	(323,894)
Translation of assets and liabilities denominated in foreign currencies	2,105,953

Net assets	$309,479,810

Net assets by class:
Initial Class	$9,468,947
Service Class	300,010,863

Shares outstanding:
Initial Class	818,767
Service Class	26,198,700

Net asset value and offering price per share:
Initial Class	$11.56
Service Class	11.45

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Interest income	$5,362,490
Net income (loss) from securities lending	13,634
Withholding taxes on foreign income	1,114

Total investment income	5,377,238

Expenses:
Investment advisory fees	308,250
Investment management fees	1,844,341
Distribution and service fees:
Service Class	661,203
Administration fees	12,168
Transfer agent costs	4,084
Trustees, CCO and deferred compensation fees	6,941
Audit and tax fees	28,212
Custody fees	138,868
Legal fees	14,369
Printing and shareholder reports fees	37,184
Interest	13,106
Other	7,835

Total expenses before waiver and/or reimbursement and recapture	3,076,561

Reimbursement of custody fees (A)	(9,383)

Net expenses	3,067,178

Net investment income (loss)	2,310,060

Net realized gain (loss) on:
Investments	(1,838,190)
Written options and swaptions	32,010
Swap agreements	260,479
Futures contracts	13,376,854
Foreign currency transactions	(973,896)

Net realized gain (loss)	10,857,257

Net change in unrealized appreciation (depreciation) on:
Investments	(1,949,014)
Written options and swaptions	(512,638)
Swap agreements	747,088
Futures contracts	(872,142)
Translation of assets and liabilities denominated in foreign currencies	2,127,145

Net change in unrealized appreciation (depreciation)	(459,561)

Net realized and change in unrealized gain (loss)	10,397,696

Net increase (decrease) in net assets resulting from operations	$12,707,756

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$2,310,060	$683,364
Net realized gain (loss)	10,857,257	(2,080,963)
Net change in unrealized appreciation (depreciation)	(459,561)	(4,596,911)

Net increase (decrease) in net assets resulting from operations	12,707,756	(5,994,510)

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(56,112)	(40,113)
Service Class	(1,085,430)	(633,598)

Total dividends and/or distributions from net investment income	(1,141,542)	(673,711)

Net realized gains:
Initial Class	—	(221,763)
Service Class	—	(5,070,798)

Total dividends and/or distributions from net realized gains	—	(5,292,561)

Total dividends and/or distributions to shareholders	(1,141,542)	(5,966,272)

Capital share transactions:
Proceeds from shares sold:
Initial Class	708,763	782,333
Service Class	59,147,092	110,055,407

	59,855,855	110,837,740

Dividends and/or distributions reinvested:
Initial Class	56,112	261,876
Service Class	1,085,430	5,704,396

	1,141,542	5,966,272

Cost of shares redeemed:
Initial Class	(1,464,458)	(1,443,259)
Service Class	(13,135,552)	(6,933,947)

	(14,600,010)	(8,377,206)

Net increase (decrease) in net assets resulting from capital share transactions	46,397,387	108,426,806

Net increase (decrease) in net assets	57,963,601	96,466,024

Net assets:
Beginning of year	251,516,209	155,050,185

End of year	$309,479,810	$251,516,209

Undistributed (distributions in excess of) net investment income (loss)	$3,748,479	$1,015,946

Capital share transactions - shares:
Shares issued:
Initial Class	62,302	68,943
Service Class	5,195,010	9,587,017

	5,257,312	9,655,960

Shares reinvested:
Initial Class	4,772	23,550
Service Class	93,170	517,640

	97,942	541,190

Shares redeemed:
Initial Class	(129,710)	(126,831)
Service Class	(1,172,470)	(621,838)

	(1,302,180)	(748,669)

Net increase (decrease) in shares outstanding:
Initial Class	(62,636)	(34,338)
Service Class	4,115,710	9,482,819

	4,053,074	9,448,481

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012
Net asset value, beginning of year	$11.05		$11.55	$10.97	$10.19		$10.17

Investment operations:
Net investment income (loss) (A)	0.12	(B)	0.06	0.05	0.04		0.08	(C)
Net realized and unrealized gain (loss)	0.46		(0.26)	0.92	0.82		0.09

Total investment operations	0.58		(0.20)	0.97	0.86		0.17

Dividends and/or distributions to shareholders:
Net investment income	(0.07)		(0.05)	(0.16)	(0.08)		(0.15)
Net realized gains	—		(0.25)	(0.23)	—		—

Total dividends and/or distributions to shareholders	(0.07)		(0.30)	(0.39)	(0.08)		(0.15)

Net asset value, end of year	$11.56		$11.05	$11.55	$10.97		$10.19

Total return (D)	5.22%		(1.77)%	8.93%	8.44%		1.70%

Ratio and supplemental data:
Net assets end of year (000’s)	$9,469		$9,739	$10,581	$10,011		$9,979
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.88%		0.89%	0.89%	0.96%		1.02	%(E)
Including waiver and/or reimbursement and recapture	0.88	%(B)	0.90%	0.92%	0.92%		0.98	%(E)
Net investment income (loss) to average net assets	1.08	%(B)	0.53%	0.48%	0.42%		0.76%
Portfolio turnover rate	58	%(F)	53%	31%	72	%(G)	1,003	%(H)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Excludes sale-buyback transactions.
(G)	Decrease in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012
Net asset value, beginning of year	$10.95		$11.47	$10.90	$10.14		$10.11

Investment operations:
Net investment income (loss) (A)	0.09	(B)	0.03	0.03	0.02		0.05	(C)
Net realized and unrealized gain (loss)	0.46		(0.27)	0.91	0.80		0.10

Total investment operations	0.55		(0.24)	0.94	0.82		0.15

Dividends and/or distributions to shareholders:
Net investment income	(0.05)		(0.03)	(0.14)	(0.06)		(0.12)
Net realized gains	—		(0.25)	(0.23)	—		—

Total dividends and/or distributions to shareholders	(0.05)		(0.28)	(0.37)	(0.06)		(0.12)

Net asset value, end of year	$11.45		$10.95	$11.47	$10.90		$10.14

Total return (D)	4.98%		(2.08)%	8.72%	8.16%		1.53%

Ratio and supplemental data:
Net assets end of year (000’s)	$300,011		$241,777	$144,469	$94,659		$46,024
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.13%		1.14%	1.14%	1.21%		1.27	%(E)
Including waiver and/or reimbursement and recapture	1.13	%(B)	1.15%	1.18%	1.17%		1.23	%(E)
Net investment income (loss) to average net assets	0.83	%(B)	0.30%	0.23%	0.18%		0.52%
Portfolio turnover rate	58	%(F)	53%	31%	72	%(G)	1,003	%(H)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Excludes sale-buyback transactions.
(G)	Decrease in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Tactical - Conservative VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2016 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations and variable rate notes: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward,

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs.

These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates. REITs held at December 31, 2016, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2016, if any, are identified within the Schedule of Investments.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

TBA commitments held at December 31, 2016, if any, are identified within the Schedule of Investments. Open balances at December 31, 2016, if any, are included in When-issued, delayed-delivery, and forward commitment securities purchased or sold within the Statement of Assets and Liabilities.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2016, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, and forward commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, and forward commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

4. SECURITIES AND OTHER INVESTMENTS (continued)

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

When-issued, delayed-delivery, and forward commitment transactions held at December 31, 2016, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, and forward commitment securities purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Portfolio exercising its rights under the agreement, or those rights may be limited by other contractual agreements.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

For the year ended December 31, 2016, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 10,097,832	223	0.59%

Open reverse repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments.

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2016, the Portfolio earned price drop fee income of $42,839. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included in Interest income within the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is reflected in Interest income within the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 2,381,094	196	0.55%

Open sale-buyback financing transactions at December 31, 2016, if any, are identified within the Schedule of Investments.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$585,753	$—	$—	$—	$585,753
U.S. Government Obligations	1,389,782	—	—	—	1,389,782
Total Securities Lending Transactions	$1,975,535	$—	$—	$—	$1,975,535
Reverse Repurchase Agreements
U.S. Government Obligations	$3,789,750	$2,905,500	$—	$—	$6,695,250
Sale Buy-back Transactions
U.S. Government Obligations	$—	$4,116,052	$—	$—	$4,116,052
Total Borrowings	$5,765,285	$7,021,552	$—	$—	$12,786,837

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Interest rate-capped options: The Portfolio may purchase or write interest rate-capped options. Purchasing or writing interest rate-capped options give the Portfolio the right, but not the obligation to buy or sell an option which applies a cap to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate-linked products.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

As of December 31, 2016, transactions in written interest rate-capped options and swaptions are as follows:

	Call Options			Put Options
	Amount of Premiums	Notional Amount		Amount of Premiums	Notional Amount
Balance at December 31, 2015	$—	USD	—	$—	USD	—
Options written	94,050		115,800,000	537,000		33,300,000
Options closed	—		—	—		—
Options expired	(15,510)		(3,300,000)	(16,500)		(3,300,000)
Options exercised	—		—	—		—
Balance at December 31, 2016	$78,540	USD	112,500,000	$520,500	USD	30,000,000

Open option contracts at December 31, 2016, if any, are included within the Schedule of Investments.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swap

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as Net realized gain (loss) within the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as Net realized gain (loss) within the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of Net realized gain (loss) within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swap agreements is disclosed within the Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swap agreements is included in the footnotes to the Schedule of Investments. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Open centrally cleared swap agreements at December 31, 2016, if any, are listed within the Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

Open OTC swap agreements at December 31, 2016, if any, are listed within the Schedule of Investments. The value, as applicable, is shown in OTC Swap agreements, at value within the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2016, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2016, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2016.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A) (B)	$816,309	$—	$2,920,080	$—	$—	$3,736,389
Centrally cleared swap agreements, at value (B) (C)	312,936	—	—	869,987	—	1,182,923
OTC swap agreements, at value	—	—	85,286	—	—	85,286
Net unrealized appreciation on futures contracts (B) (D)	231,730	—	—	—	—	231,730
Unrealized appreciation on forward foreign currency contracts	—	2,753,662	—	—	—	2,753,662
Total	$1,360,975	$2,753,662	$3,005,366	$869,987	$—	$7,989,990

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Written options and swaptions, at value	$(1,111,678)	$—	$—	$—	$—	$(1,111,678)
OTC swap agreements, at value (B) (C)	—	—	(86,509)	(40,561)	—	(127,070)
Net unrealized depreciation on futures contracts (B) (D)	(115,364)	—	(440,260)	—	—	(555,624)
Unrealized depreciation on forward foreign currency contracts	—	(648,441)	—	—	—	(648,441)
Total	$(1,227,042)	$(648,441)	$(526,769)	$(40,561)	$—	$(2,442,813)

(A)	Included within Investments, at value on the Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within fair value of centrally cleared swap agreements as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(D)	Included within cumulative appreciation (depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2016.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$(4,674,046)	$—	$—	$(4,674,046)
Written options and swaptions	32,010	—	—	—	—	32,010
Swap agreements	30,353	—	367,037	(136,911)	—	260,479
Futures contracts	(166,391)	—	13,543,245	—	—	13,376,854
Forward foreign currency contracts (B)	—	(602,042)	—	—	—	(602,042)
Total	$(104,028)	$(602,042)	$9,236,236	$(136,911)	$—	$8,393,255

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (C)	$285,909	$—	$738,365	$—	$—	$1,024,274
Written options and swaptions	(512,638)	—	—	—	—	(512,638)
Swap agreements	53,993	—	(75,917)	769,012	—	747,088
Futures contracts	117,363	—	(989,505)	—	—	(872,142)
Forward foreign currency contracts (D)	—	2,126,178	—	—	—	2,126,178
Total	$(55,373)	$2,126,178	$(327,057)	$769,012	$—	$2,512,760

(A)	Included within Net realized gain (loss) on transactions from Investments within the Statement of Operations.
(B)	Included within Net realized gain (loss) on transactions from Foreign currency transactions within the Statement of Operations.
(C)	Included within Net change in unrealized appreciation (depreciation) on Investments within the Statement of Operations.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies within Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2016.

Purchased Options and Swaptions at value		Written Options and Swaptions at value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold
$ 4,487	$ 2,222,718	$ (8,226)	$ (202,730)	$ 78,237,556	24,583,950	(24,238,462)	$ 3,352,718	$ 27,217,696

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2016. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement within the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within the Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Bank of America, N.A.	$161,091	$—	$(161,091)	$—	$—	$—	$—	$—
BNP Paribas	410,910	(123,340)	(287,570)	—	123,340	(123,340)	—	—
Citibank N.A.	1,843,463	(66,997)	(1,776,466)	—	66,997	(66,997)	—	—
Goldman Sachs Bank	814,542	(814,542)	—	—	1,096,097	(814,542)	(271,764)	9,791
Goldman Sachs International	—	—	—	—	39,088	—	—	39,088
HSBC Bank USA	114,025	(4,645)	—	109,380	4,645	(4,645)	—	—
JPMorgan Chase Bank, N.A.	197,548	(197,548)	—	—	444,235	(197,548)	—	246,687
Merrill Lynch International	85,286	(85,286)	—	—	86,509	(85,286)	—	1,223
Standard Chartered Bank	28,392	(26,278)	—	2,114	26,278	(26,278)	—	—
Other Derivatives (C)	4,334,733	—	—	4,334,733	555,624	—	—	555,624

Total	$7,989,990	$(1,318,636)	$(2,225,127)	$4,446,227	$2,442,813	$(1,318,636)	$(271,764)	$852,413

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented in the Schedule of Investments.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
First $750 million	0.79%	0.76%
Over $750 million up to $1.5 billion	0.78%	0.75%
Over $1.5 billion	0.75%	0.72%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.92%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST, or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the year ended December 31, 2016, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ 6,869,624	$ 1,864,419	$ 22,793

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	98.14%	98.14%
Service Class	1	91.14%	91.14%

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 97,549,211	$ 53,899,898	$ 40,109,460	$ 63,881,378

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, swaps, foreign currency transactions, futures contracts, options contracts and dollar roll adjustment. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency transactions, paydown gain/loss, and swaps. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (1)	$ 1,564,015	$ (1,564,014)

As of December 31, 2016, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2016, the capital loss carryforwards utilized or expired are $3,975,828.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 1,141,542	$ —	$ —	$ 3,130,882	$ 2,835,390	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 8,163,656	$ 5,901,065	$ —	$ —	$ —	$ (5,926,765)

11. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica PIMCO Tactical – Conservative VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica PIMCO Tactical – Conservative VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica PIMCO Tactical – Conservative VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Conservative VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2016.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

(unaudited)

MARKET ENVIRONMENT

At the onset of the first quarter of 2016, global growth fears gripped markets amid uncertainty surrounding China, falling commodity prices and efficacy of central bank policies. Despite elevated volatility in financial markets, the fundamental backdrop remained mostly intact as supportive central banks helped reignite risk appetite in part with calming rhetoric and action. Central banks in Europe, Japan and China announced additional easing measures, though the European Central Bank (“ECB”) notably shifted efforts toward credit expansion and away from weakening the currency. In the meantime, concerns about global influences and financial conditions prevented the U.S. Federal Reserve (“Fed”) from hiking rates for the second time. Due to the Fed’s “dovish pause” in policy normalization and the rally of global commodity prices, the U.S. dollar weakened against most developed market counterparts.

For most of the second quarter, markets were relatively subdued as oil prices moved higher and China’s growth stabilized, despite central banks taking a pause from quantitative easing. However, the outcome of U.K.‘s referendum to leave the European Union (“Brexit”) stirred market sentiment near the end of the quarter and led to a decline in sovereign yields and a sell-off of risk assets. Still, the fundamental backdrop remained mostly unchanged and expectations for further central bank easing helped anchor risk appetite. During this time, the U.S. dollar was mixed against developed market and emerging market (“EM”) currencies due to the Fed’s dovish stance, and the pound sterling weakened considerably in the wake of the surprise outcome in the U.K.’s historic referendum.

In the third quarter of 2016, markets generally shook off the unexpected Brexit referendum results and were relatively calm as equities hit new highs and volatility remained low. Over the course of the quarter, headlines were marked by concerns over monetary policy, particularly the Bank of Japan’s “comprehensive review,” the ECB’s inaction and the Fed’s path towards a potential rate hike in December, prompting sovereign interest rates to increase across much of the developed world. Meanwhile, a stronger dollar and heightened election uncertainty, mixed with increasing rates weighed on risk sentiment toward the end of November.

Headlines in the fourth quarter were dominated by Donald Trump’s surprise victory in the U.S. presidential election. Most markets focused on the pro-growth and inflationary potential for expansionary fiscal policy as domestic equities rallied, credit spreads tightened, rates sold off and inflation expectations lurched higher. The potential for growth-enhancing policies – including infrastructure spending, tax reform and deregulation – along with solid economic data helped solidify the Fed’s widely expected hike in December. This hawkish tilt shifted the Fed’s infamous “dots” higher for 2017, contributing to front-end U.S. rates moving higher and the dollar strengthening.

PERFORMANCE

For the year ended December 31, 2016, Transamerica PIMCO Tactical – Growth VP, Initial Class returned 5.09%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Composite Benchmark, returned 11.96% and 8.52%, respectively.

STRATEGY REVIEW

For most of the period, the Portfolio was overweight equities, with the exception of three de-risking episodes associated with a sharp first-quarter sell-off, the Brexit vote, and the U.S. presidential election. As market volatility spiked, the Portfolio de-risked below benchmark exposure in an effort to maintain a stable volatility profile. As turbulence subsided and market sentiment improved, the Portfolio re-risked to near max equity exposure.

Dynamic equity positioning, obtained via exposure to S&P 500® futures, detracted from relative performance as the Portfolio did not catch the entirety of the equity market rally during de-risking periods. In addition, investment in S&P 500® put options (used to hedge against equity market shocks) weighed on returns as equities ended the year higher. The fixed income component contributed to performance. Positioning in credit (investment grade and high yield) added to performance as credit spreads ended the year broadly tighter. Holdings of Treasury inflation-protected securities added as break-evens rose amid higher inflation expectations surrounding Donald Trump’s proposed policies and an uptick in commodity prices. A U.S. duration focus on intermediate curve positioning, which was partially facilitated through futures, swaps, and eurodollar futures, detracted modestly from relative performance as rates rose in the middle portion of the curve. Finally, select holdings of non-agency mortgage-backed securities were positive as the outlook for U.S. housing remained strong over the year.

During the period, the Portfolio used derivatives. These positions added to performance.

Josh Thimons

Josh Davis, Ph.D.

Sudi N. Mariappa

Graham A. Rennison

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	5.09%	5.10%	3.52%	05/01/2009
S&P 500® (A)	11.96%	14.66%	15.50%
Composite Benchmark (A) (B) (C) (D) (E ) (F)	8.52%	10.02%	11.48%
Service Class	4.87%	4.85%	3.26%	05/01/2009

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Composite Benchmark is composed of the following benchmarks: 50% S&P 500®, 24% Bloomberg Barclays U.S. Government/Credit Index, 15% MSCI EAFE Index, 6% Bloomberg Barclays Long Government/Credit Index, and 5% Russell 2000® Index.

(C) The Bloomberg Barclays U.S. Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates.

(D) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(E) The Bloomberg Barclays Long Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates with remaining maturities of 10 years or more.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,032.10	$4.60	$1,020.60	$4.57	0.90%
Service Class	1,000.00	1,030.70	5.87	1,019.40	5.84	1.15

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Portfolio Characteristics	Years
Average Maturity §	4.90
Duration †	2.31

Asset Allocation	Percentage of Net Assets
Repurchase Agreements	37.5%
Corporate Debt Securities	26.9
Short-Term U.S. Government Agency Obligations	10.4
U.S. Government Agency Obligations	9.3
U.S. Government Obligations	5.8
Asset-Backed Securities	3.7
Short-Term U.S. Government Obligations	3.1
Short-Term Foreign Government Obligations	2.6
Foreign Government Obligations	2.3
Exchange-Traded Options Purchased	1.7
Mortgage-Backed Securities	1.6
Certificates of Deposit	0.7
Commercial Paper	0.7
Securities Lending Collateral	0.5
Municipal Government Obligations	0.2
Over-the-Counter Interest Rate Swaptions Purchased	0.1
Over-the-Counter Interest Rate-Capped Options Purchased	0.0 *
Net Other Assets (Liabilities) ^	(7.1)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES - 3.7%
Ares Enhanced Loan Investment Strategy IR, Ltd. Series 2013-IRAR, Class A1BR, 2.28% (A), 07/23/2025 (B)	$ 600,000	$ 600,008
Carlyle Daytona CLO, Ltd. Series 2007-1A, Class A1L, 1.14% (A), 04/27/2021 (B)	227,869	227,816
Carlyle Global Market Strategies CLO, Ltd. Series 2012-1A, Class AR, 2.11% (A), 04/20/2022 (B)	708,960	708,972
Colony Starwood Homes Trust Series 2016-1A, Class A, 2.24% (A), 07/17/2033 (B)	399,305	404,668
Dryden XXV Senior Loan Fund Series 2012-25A, Class AR, 2.05% (A), 01/15/2025 (B)	600,000	599,998
FFMLT Trust Series 2005-FF2, Class M4, 1.64% (A), 03/25/2035	300,000	282,740
Ford Credit Auto Owner Trust Series 2016-2, Class A, 2.03%, 12/15/2027 (B)	700,000	688,436
LCM XII, LP Series 12A, Class AR, 2.14% (A), 10/19/2022 (B)	1,900,000	1,899,962
Mariner CLO LLC Series 2016-3A, Class A, 2.22% (A), 07/23/2026 (B)	300,000	300,109
Morgan Stanley Home Equity Loan Trust Series 2005-3, Class M2, 1.46% (A), 08/25/2035	89,676	87,643
Northstar Education Finance, Inc. Series 2012-1, Class A, 1.46% (A), 12/26/2031 (B)	68,925	67,382
Octagon Investment Partners XII, Ltd. Series 2012-1AR, Class AR, 1.57% (A), 05/05/2023 (B)	389,915	389,947
Palmer Square Loan Funding, Ltd. Series 2016-2A, Class A1, 2.23% (A), 06/21/2024 (B)	536,111	535,799
PHEAA Student Loan Trust Series 2016-2A, Class A, 1.50% (A), 11/25/2065 (B)	300,000	300,062
Progress Residential Trust Series 2016-SFR1, Class A, 2.24% (A), 09/17/2033 (B)	299,297	301,907
Santander Drive Auto Receivables Trust
Series 2016-2, Class A2A,
1.38%, 07/15/2019	661,650	661,928
Series 2016-2, Class A2B,
1.35% (A), 07/15/2019	588,133	588,845
SLC Private Student Loan Trust Series 2006-A, Class A5, 1.05% (A), 07/15/2036	52,665	52,567
SLM Private Credit Student Loan Trust Series 2006-B, Class A4, 1.14% (A), 03/15/2024	10,587	10,550

	Principal	Value
ASSET-BACKED SECURITIES (continued)
SLM Private Education Loan Trust Series 2012-E, Class A1, 1.45% (A), 10/16/2023 (B)	$ 1,461	$ 1,461
SLM Student Loan Trust Series 2004-10, Class A5A, 1.28% (A), 04/25/2023 (B)	999	999
SMB Private Education Loan Trust
Series 2016-B, Class A2B,
2.15% (A), 02/17/2032 (B)	600,000	614,351
Series 2016-C, Class A1,
1.25% (A), 11/15/2023 (B)	997,706	997,679
Toyota Auto Receivables Owner Trust
Series 2016-B, Class A2A,
1.02%, 10/15/2018	1,200,000	1,199,295
Series 2016-B, Class A2B,
0.95% (A), 10/15/2018	700,000	700,447
Vericrest Opportunity Loan Trust Series 2016-NPL3, Class A1, 4.25% (A), 03/26/2046 (B)	398,110	401,200
Westlake Automobile Receivables Trust Series 2016-3A, Class A2A, 1.81%, 10/15/2019 (B)	1,300,000	1,298,237

Total Asset-Backed Securities (Cost $13,838,398)		13,923,008

CERTIFICATES OF DEPOSIT - 0.7%
Banks - 0.3%
Barclays Bank PLC 1.74% (A), 11/06/2017	500,000	500,000
Natixis SA 1.69% (A), 09/25/2017	700,000	700,000
Sumitomo Mitsui Trust Bank, Ltd. 1.57% (A), 10/06/2017	100,000	100,000

		1,300,000

Capital Markets - 0.4%
Credit Suisse AG 1.75% (A), 09/12/2017	1,400,000	1,400,000

Total Certificates of Deposit (Cost $2,700,000)		2,700,000

CORPORATE DEBT SECURITIES - 26.9%
Aerospace & Defense - 0.0% (C)
Lockheed Martin Corp. 3.60%, 03/01/2035	9,000	8,550

Airlines - 0.6%
Air Canada Pass-Through Trust 3.75%, 06/15/2029 (B)	390,356	408,898
American Airlines Pass-Through Trust
3.00%, 04/15/2030	200,000	189,500
3.25%, 04/15/2030	100,000	96,250
Norwegian Air Shuttle Pass-Through Trust 4.88%, 11/10/2029 (B)	1,100,000	1,095,160
Southwest Airlines Co. 2.75%, 11/06/2019	10,000	10,176
United Airlines Pass-Through Trust
2.88%, 04/07/2030	300,000	282,750
3.10%, 04/07/2030	300,000	285,000

		2,367,734

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Auto Components - 0.1%
Delphi Corp. 4.15%, 03/15/2024	$ 240,000	$ 247,374

Banks - 10.5%
ABN AMRO Bank NV 4.80%, 04/18/2026 (B) (D)	800,000	815,743
Australia & New Zealand Banking Group, Ltd. 4.40%, 05/19/2026 (B) (D)	800,000	810,164
Bank of America Corp.
1.54% (A), 08/25/2017, MTN	150,000	150,186
2.63%, 10/19/2020, MTN	290,000	290,166
5.70%, 01/24/2022	1,400,000	1,572,533
6.88%, 04/25/2018, MTN	80,000	85,033
Bank of America NA
1.30% (A), 05/08/2017	250,000	250,231
1.39% (A), 06/05/2017	750,000	750,817
1.75%, 06/05/2018	750,000	749,968
Bank of Montreal
1.75%, 06/15/2022 (B)	500,000	486,685
2.55%, 11/06/2022, MTN	80,000	79,024
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.49% (A), 03/05/2018 (B)	500,000	499,426
Barclays PLC 3.65%, 03/16/2025	300,000	290,047
BPCE SA 4.63%, 07/11/2024 (B)	300,000	296,420
Citigroup, Inc.
1.81% (A), 12/07/2018	980,000	984,659
2.05%, 12/07/2018	510,000	509,943
2.40%, 02/18/2020	1,400,000	1,397,159
4.40%, 06/10/2025	750,000	767,287
Commonwealth Bank of Australia 1.22% (A), 09/08/2017 (B)	400,000	399,752
Cooperatieve Rabobank UA
3.75%, 07/21/2026	400,000	392,099
3.88%, 02/08/2022	700,000	739,070
Dexia Credit Local SA 1.88%, 09/15/2021 (B)	800,000	772,010
First Republic Bank 4.38%, 08/01/2046	300,000	272,642
HSBC Holdings PLC 5.10%, 04/05/2021	80,000	86,456
HSBC USA, Inc.
1.51% (A), 11/13/2019	240,000	239,212
2.38%, 11/13/2019	120,000	120,309
2.75%, 08/07/2020	500,000	500,992
ING Bank NV 1.52% (A), 03/16/2018 (B)	500,000	500,831
JPMorgan Chase & Co.
2.75%, 06/23/2020	1,400,000	1,412,662
3.25%, 09/23/2022	100,000	101,129
3.90%, 07/15/2025	50,000	51,414
Manufacturers & Traders Trust Co. 2.25%, 07/25/2019	250,000	251,991
Mitsubishi UFJ Financial Group, Inc. 2.81% (A), 03/01/2021	800,000	827,788
National Australia Bank, Ltd. 1.38%, 07/12/2019	1,300,000	1,276,627

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Nykredit Realkredit A/S
1.00%, 04/01/2017	DKK 1,000,000	$ 142,057
1.00%, 07/01/2017 - 10/01/2017, MTN	13,700,000	1,957,651
1.00%, 01/01/2018 (E)	1,600,000	229,494
2.00%, 04/01/2017 - 04/01/2018	15,800,000	2,267,212
Realkredit Danmark A/S
1.00%, 04/01/2017, MTN	11,900,000	1,689,994
1.00%, 04/01/2018	6,600,000	948,980
2.00%, 04/01/2017 - 01/01/2018	30,400,000	4,330,176
Royal Bank of Scotland Group PLC
3.88%, 09/12/2023	$ 300,000	288,077
8.63% (A), 08/15/2021 (F)	300,000	306,000
Santander Holdings USA, Inc.
2.38% (A), 11/24/2017	1,200,000	1,210,283
2.70%, 05/24/2019	1,200,000	1,199,087
Santander UK Group Holdings PLC
2.88%, 10/16/2020	490,000	485,586
3.13%, 01/08/2021	60,000	59,860
Santander UK PLC 2.38%, 03/16/2020	1,000,000	994,492
Sberbank of Russia Via SB Capital SA 5.18%, 06/28/2019 (G)	200,000	208,768
Sumitomo Mitsui Banking Corp. 2.65%, 07/23/2020, MTN	500,000	499,285
Sumitomo Mitsui Financial Group, Inc. 2.63%, 07/14/2026 (D)	100,000	92,926
Swedbank AB 2.20%, 03/04/2020 (B)	280,000	277,710
Toronto-Dominion Bank 1.12% (A), 05/02/2017	300,000	300,114
Wells Fargo & Co.
1.36% (A), 09/14/2018	700,000	699,699
2.55%, 12/07/2020, MTN	50,000	50,057
2.60%, 07/22/2020, MTN	975,000	980,635
3.00%, 02/19/2025, MTN	100,000	96,064
Westpac Banking Corp. 2.25%, 11/09/2020 (B)	1,900,000	1,900,796

		39,945,478

Beverages - 0.2%
Anheuser-Busch InBev Finance, Inc. 3.30%, 02/01/2023	850,000	865,072

Biotechnology - 0.3%
AbbVie, Inc.
2.90%, 11/06/2022	710,000	701,302
3.20%, 11/06/2022	100,000	100,066
Amgen, Inc. 4.50%, 03/15/2020	200,000	213,069

		1,014,437

Building Products - 0.1%
Fortune Brands Home & Security, Inc. 4.00%, 06/15/2025	250,000	257,112
Masco Corp. 4.45%, 04/01/2025	10,000	10,150
Owens Corning 4.20%, 12/01/2024	10,000	10,244

		277,506

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets - 1.2%
Credit Suisse AG 1.57% (A), 04/27/2018	$ 760,000	$ 759,678
Deutsche Bank AG 4.25%, 10/14/2021 (B)	300,000	301,157
Goldman Sachs Group, Inc.
3.75%, 05/22/2025	40,000	40,104
3.85%, 07/08/2024, MTN	1,400,000	1,429,107
6.15%, 04/01/2018	80,000	84,153
Intercontinental Exchange, Inc. 2.75%, 12/01/2020	30,000	30,271
Lazard Group LLC 3.75%, 02/13/2025	19,000	18,553
Morgan Stanley
4.00%, 07/23/2025, MTN	40,000	41,001
5.50%, 07/24/2020, MTN	1,200,000	1,314,251
6.63%, 04/01/2018, MTN	100,000	105,753
S&P Global, Inc. 4.40%, 02/15/2026	30,000	31,736
UBS AG 1.28% (A), 08/14/2017, MTN (D)	250,000	249,924

		4,405,688

Chemicals - 0.1%
Air Liquide Finance SA 2.25%, 09/27/2023 (B)	200,000	190,430

Commercial Services & Supplies - 0.3%
ADT Corp. 4.13%, 06/15/2023	20,000	19,100
ERAC USA Finance LLC 4.50%, 02/15/2045 (B)	9,000	8,582
MUFG Americas Holdings Corp.
1.46% (A), 02/09/2018	62,000	61,895
2.25%, 02/10/2020	9,000	8,904
Republic Services, Inc.
2.90%, 07/01/2026	300,000	287,595
3.55%, 06/01/2022	300,000	311,641
Waste Management, Inc. 3.13%, 03/01/2025	389,000	389,502

		1,087,219

Consumer Finance - 1.6%
American Express Credit Corp.
1.40% (A), 08/15/2019, MTN (D)	400,000	400,735
1.66% (A), 11/05/2018, MTN	120,000	120,768
Daimler Finance North America LLC
1.35% (A), 03/02/2018 (B)	440,000	440,681
1.50%, 07/05/2019 (B)	700,000	688,712
Ford Motor Credit Co. LLC 1.47% (A), 09/08/2017	300,000	300,084
General Motors Financial Co., Inc.
3.20%, 07/13/2020	87,000	87,262
3.70%, 11/24/2020	510,000	518,798
Synchrony Financial
2.60%, 01/15/2019	510,000	512,580
2.70%, 02/03/2020	9,000	8,973
4.50%, 07/23/2025	500,000	513,583
Toyota Motor Credit Corp. 1.40%, 05/20/2019, MTN	600,000	593,192

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
Volkswagen Group of America Finance LLC 2.13%, 05/23/2019 (B)	$ 1,800,000	$ 1,791,187

		5,976,555

Containers & Packaging - 0.1%
International Paper Co.
3.00%, 02/15/2027	300,000	283,031
3.80%, 01/15/2026	10,000	10,128

		293,159

Diversified Consumer Services - 0.1%
Nationwide Building Society 3.90%, 07/21/2025 (B)	300,000	308,709

Diversified Financial Services - 1.0%
BRFkredit A/S 2.00%, 10/01/2017	DKK 2,500,000	360,074
Helios Leasing I LLC 1.56%, 09/28/2024	$ 66,820	64,763
Nordea Kredit Realkreditaktieselskab
1.00%, 10/01/2017, MTN	DKK 2,100,000	300,247
2.00%, 04/01/2017 - 10/01/2017	14,200,000	2,042,254
Protective Life Global Funding
1.50% (A), 06/08/2018 (B)	$ 600,000	600,081
2.70%, 11/25/2020 (B)	510,000	510,743
Tagua Leasing LLC 1.58%, 11/16/2024	68,901	66,882

		3,945,044

Diversified Telecommunication Services - 1.1%
AT&T, Inc.
1.42% (A), 03/30/2017	300,000	300,180
1.93% (A), 06/30/2020	100,000	100,542
3.40%, 05/15/2025	720,000	693,953
4.75%, 05/15/2046	100,000	94,742
4.80%, 06/15/2044	300,000	283,474
Orange SA 4.13%, 09/14/2021	230,000	242,860
Telefonica Emisiones SAU 6.22%, 07/03/2017	600,000	613,465
Verizon Communications, Inc.
1.35% (A), 06/09/2017	300,000	300,348
4.52%, 09/15/2048	300,000	287,674
4.67%, 03/15/2055	475,000	446,077
5.15%, 09/15/2023	700,000	774,020

		4,137,335

Electric Utilities - 1.2%
Appalachian Power Co. 3.40%, 06/01/2025	370,000	374,707
Duke Energy Corp.
1.38% (A), 04/03/2017	100,000	100,075
3.75%, 04/15/2024 - 09/01/2046	300,000	283,164
3.95%, 10/15/2023	200,000	209,775
4.80%, 12/15/2045	510,000	539,055
Duke Energy Progress LLC 1.15% (A), 03/06/2017	100,000	100,025
Electricite de France SA 3.63%, 10/13/2025 (B)	500,000	498,782

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Entergy Corp. 4.00%, 07/15/2022	$ 20,000	$ 20,914
Entergy Mississippi, Inc. 2.85%, 06/01/2028	700,000	664,693
Exelon Corp. 3.40%, 04/15/2026	400,000	392,471
FirstEnergy Corp. 2.75%, 03/15/2018	50,000	50,454
Niagara Mohawk Power Corp. 4.12%, 11/28/2042 (B) (H)	100,000	96,538
Pacific Gas & Electric Co.
2.45%, 08/15/2022	500,000	493,898
3.50%, 06/15/2025	10,000	10,276
PSEG Power LLC 3.00%, 06/15/2021	200,000	200,614
Southwestern Electric Power Co. 6.20%, 03/15/2040	400,000	480,202

		4,515,643

Electrical Equipment - 0.1%
Eaton Corp. 2.75%, 11/02/2022	125,000	123,804
Schneider Electric SE 2.95%, 09/27/2022 (B)	75,000	74,909

		198,713

Electronic Equipment, Instruments & Components - 0.0% (C)
Flex, Ltd. 4.75%, 06/15/2025	10,000	10,580

Energy Equipment & Services - 0.1%
Halliburton Co. 3.80%, 11/15/2025	30,000	30,477
Regency Energy Partners, LP / Regency Energy Finance Corp. 5.88%, 03/01/2022	255,000	280,515

		310,992

Equity Real Estate Investment Trusts - 1.5%
Alexandria Real Estate Equities, Inc.
3.95%, 01/15/2027	100,000	99,558
4.30%, 01/15/2026	550,000	565,254
4.50%, 07/30/2029	200,000	200,112
American Tower Corp.
3.38%, 10/15/2026	400,000	378,677
4.00%, 06/01/2025	760,000	761,940
4.40%, 02/15/2026	400,000	408,741
AvalonBay Communities, Inc. 3.45%, 06/01/2025, MTN	360,000	360,414
Crown Castle International Corp.
4.45%, 02/15/2026	120,000	124,151
5.25%, 01/15/2023	600,000	645,750
Digital Realty Trust, LP 3.95%, 07/01/2022	500,000	513,793
Federal Realty Investment Trust 3.63%, 08/01/2046	100,000	87,767
iStar, Inc. 4.00%, 11/01/2017	100,000	100,500
Kilroy Realty, LP 4.38%, 10/01/2025	350,000	359,267

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
Mid-America Apartments, LP 4.00%, 11/15/2025	$ 350,000	$ 354,744
Prologis, LP 3.75%, 11/01/2025	10,000	10,247
Unibail-Rodamco SE 1.65% (A), 04/16/2019, MTN (G)	500,000	497,425
WP Carey, Inc. 4.60%, 04/01/2024	300,000	304,044

		5,772,384

Food & Staples Retailing - 0.3%
Walgreens Boots Alliance, Inc. 1.75%, 05/30/2018	700,000	700,700
Whole Foods Market, Inc. 5.20%, 12/03/2025	410,000	434,118

		1,134,818

Food Products - 0.0% (C)
Kraft Heinz Foods Co.
3.50%, 07/15/2022	10,000	10,151
4.38%, 06/01/2046	150,000	141,147

		151,298

Gas Utilities - 0.2%
National Fuel Gas Co. 5.20%, 07/15/2025	30,000	31,158
ONE Gas, Inc. 2.07%, 02/01/2019	700,000	701,416

		732,574

Health Care Equipment & Supplies - 0.2%
Becton Dickinson and Co. 3.73%, 12/15/2024	10,000	10,226
Boston Scientific Corp. 3.38%, 05/15/2022	370,000	376,079
Zimmer Biomet Holdings, Inc.
2.70%, 04/01/2020	510,000	510,025
3.15%, 04/01/2022	20,000	19,945
3.55%, 04/01/2025	20,000	19,480

		935,755

Health Care Providers & Services - 0.1%
Aetna, Inc. 3.50%, 11/15/2024	10,000	10,145
Laboratory Corp. of America Holdings 3.60%, 02/01/2025	9,000	8,961
Northwell Healthcare, Inc. 3.98%, 11/01/2046	200,000	184,120

		203,226

Hotels, Restaurants & Leisure - 0.1%
McDonald’s Corp. 3.70%, 01/30/2026, MTN	510,000	519,229

Independent Power & Renewable Electricity Producers - 0.0% (C)
Exelon Generation Co. LLC 6.25%, 10/01/2039	100,000	100,687

Industrial Conglomerates - 0.1%
General Electric Co.
2.70%, 10/09/2022	200,000	199,963
4.50%, 03/11/2044	100,000	107,347

		307,310

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance - 1.2%
American International Group, Inc. 3.75%, 07/10/2025	$ 130,000	$ 130,839
Chubb INA Holdings, Inc. 3.35%, 05/03/2026	20,000	20,258
First American Financial Corp. 4.60%, 11/15/2024	10,000	9,880
Jackson National Life Global Funding 2.60%, 12/09/2020 (B)	510,000	511,704
Marsh & McLennan Cos., Inc. 3.75%, 03/14/2026	10,000	10,188
MetLife, Inc.
4.05%, 03/01/2045	10,000	9,590
5.25% (A), 06/15/2020 (F)	20,000	20,250
Metropolitan Life Global Funding I
2.00%, 04/14/2020 (B)	150,000	148,311
2.30%, 04/10/2019 (B)	300,000	301,656
New York Life Global Funding
1.13%, 03/01/2017 (B)	100,000	99,993
1.26% (A), 04/06/2018 (B)	900,000	903,110
Pricoa Global Funding I 2.55%, 11/24/2020 (B)	510,000	510,101
Principal Life Global Funding II
1.43% (A), 12/01/2017 (B)	980,000	983,960
2.20%, 04/08/2020 (B)	300,000	297,754
3.00%, 04/18/2026 (B)	200,000	194,413
Reliance Standard Life Global Funding II
2.15%, 10/15/2018 (B)	60,000	60,298
2.50%, 04/24/2019 (B)	100,000	100,647
Travelers Cos., Inc. 3.75%, 05/15/2046	100,000	94,360
XLIT, Ltd. 4.45%, 03/31/2025	10,000	9,916

		4,417,228

Internet & Direct Marketing Retail - 0.0% (C)
Amazon.com, Inc.
2.50%, 11/29/2022	100,000	98,959
3.30%, 12/05/2021	20,000	20,725

		119,684

IT Services - 0.4%
Fidelity National Information Services, Inc. 4.50%, 10/15/2022	490,000	521,242
Hewlett Packard Enterprise Co. 2.45%, 10/05/2017	900,000	905,004

		1,426,246

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc.
2.15%, 12/14/2018	30,000	30,138
3.15%, 01/15/2023	490,000	490,480
3.30%, 02/15/2022	20,000	20,319

		540,937

Marine - 0.1%
AP Moller - Maersk A/S 3.88%, 09/28/2025 (B)	200,000	193,379

Media - 0.5%
21st Century Fox America, Inc. 3.70%, 09/15/2024	200,000	202,511

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
CBS Corp. 4.00%, 01/15/2026	$ 10,000	$ 10,170
Charter Communications Operating LLC / Charter Communications Operating Capital 4.46%, 07/23/2022	600,000	627,019
Comcast Corp.
4.40%, 08/15/2035	10,000	10,461
4.75%, 03/01/2044	800,000	858,020
Sky PLC 3.13%, 11/26/2022 (B)	40,000	39,675

		1,747,856

Multi-Utilities - 0.2%
DTE Electric Co. 3.70%, 06/01/2046	600,000	577,193
E.ON International Finance BV 6.65%, 04/30/2038 (B) (H)	240,000	282,143
Sempra Energy 2.88%, 10/01/2022	75,000	74,283

		933,619

Oil, Gas & Consumable Fuels - 0.9%
BP Capital Markets PLC
1.33% (A), 02/13/2018	244,000	244,241
3.51%, 03/17/2025	30,000	30,287
Dolphin Energy, Ltd. 5.50%, 12/15/2021 (G)	200,000	219,980
Energy Transfer Partners, LP
4.05%, 03/15/2025	100,000	98,991
4.75%, 01/15/2026	400,000	413,537
Enterprise Products Operating LLC 3.70%, 02/15/2026	520,000	521,886
EOG Resources, Inc. 3.90%, 04/01/2035	10,000	9,470
Kinder Morgan, Inc. 5.05%, 02/15/2046	200,000	197,981
Petroleos Mexicanos 6.00%, 03/05/2020	100,000	105,475
Rosneft Finance SA 7.88%, 03/13/2018, MTN (G)	100,000	105,350
Shell International Finance BV 4.00%, 05/10/2046	500,000	478,129
Spectra Energy Partners, LP 4.75%, 03/15/2024	250,000	265,413
Statoil ASA
2.45%, 01/17/2023	125,000	122,016
3.25%, 11/10/2024 (D)	500,000	506,786
Western Gas Partners, LP 4.65%, 07/01/2026	100,000	103,540
Woodside Finance, Ltd. 3.65%, 03/05/2025 (B)	10,000	9,769

		3,432,851

Paper & Forest Products - 0.1%
Georgia-Pacific LLC 5.40%, 11/01/2020 (B)	220,000	241,863

Pharmaceuticals - 0.7%
Actavis Funding SCS 3.85%, 06/15/2024	700,000	706,242

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Actavis, Inc. 1.88%, 10/01/2017	$ 1,300,000	$ 1,302,484
Baxalta, Inc.
3.60%, 06/23/2022	10,000	10,077
4.00%, 06/23/2025	10,000	10,029
Eli Lilly & Co. 2.75%, 06/01/2025	280,000	272,943
EMD Finance LLC 2.40%, 03/19/2020 (B)	250,000	248,522
Shire Acquisitions Investments Ireland DAC
2.88%, 09/23/2023	100,000	95,045
3.20%, 09/23/2026	200,000	186,867

		2,832,209

Road & Rail - 0.0% (C)
GATX Corp. 3.25%, 09/15/2026 (D)	150,000	141,561
Norfolk Southern Corp. 4.45%, 06/15/2045	10,000	10,365

		151,926

Software - 0.7%
Adobe Systems, Inc. 3.25%, 02/01/2025	9,000	9,004
Autodesk, Inc. 4.38%, 06/15/2025	20,000	20,545
Microsoft Corp. 2.70%, 02/12/2025	810,000	793,696
Oracle Corp.
2.40%, 09/15/2023	200,000	193,760
2.65%, 07/15/2026	300,000	284,763
2.80%, 07/08/2021	100,000	101,920
2.95%, 05/15/2025	1,000,000	980,281
4.30%, 07/08/2034	100,000	103,399

		2,487,368

Specialty Retail - 0.2%
AutoNation, Inc. 4.50%, 10/01/2025	10,000	10,117
Lowe’s Cos., Inc. 3.70%, 04/15/2046	900,000	840,101
QVC, Inc. 4.85%, 04/01/2024	100,000	100,526

		950,744

Technology Hardware, Storage & Peripherals - 0.2%
Apple, Inc.
1.18% (A), 05/06/2019	300,000	301,229
3.45%, 05/06/2024	100,000	103,004
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 8.10%, 07/15/2036 (B)	400,000	475,833

		880,066

Tobacco - 0.3%
BAT International Finance PLC 3.50%, 06/15/2022 (B)	10,000	10,249
Imperial Brands Finance PLC 4.25%, 07/21/2025 (B)	500,000	516,113

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Tobacco (continued)
Philip Morris International, Inc. 3.25%, 11/10/2024	$ 400,000	$ 402,713
Reynolds American, Inc.
4.00%, 06/12/2022	10,000	10,459
4.85%, 09/15/2023	100,000	108,605

		1,048,139

Transportation Infrastructure - 0.0% (C)
Sydney Airport Finance Co. Pty, Ltd.
3.38%, 04/30/2025 (B)	10,000	9,634
3.90%, 03/22/2023 (B)	100,000	102,303

		111,937

Water Utilities - 0.1%
American Water Capital Corp. 3.40%, 03/01/2025	260,000	266,071

Wireless Telecommunication Services - 0.0% (C)
T-Mobile USA, Inc.
6.00%, 03/01/2023	22,000	23,238
6.38%, 03/01/2025	22,000	23,512

		46,750

Total Corporate Debt Securities (Cost $102,810,901)		101,792,372

FOREIGN GOVERNMENT OBLIGATIONS - 2.3%
Brazil - 1.0%
Brazil Government International Bond 5.63%, 02/21/2047	200,000	175,500
Brazil Letras do Tesouro Nacional Zero Coupon, 04/01/2017	BRL 11,813,000	3,517,727

		3,693,227

Canada - 0.3%
Province of Ontario 1.65%, 09/27/2019	$ 600,000	596,627
Province of Quebec 2.50%, 04/20/2026	600,000	577,513

		1,174,140

Japan - 0.7%
Japan Finance Organization for Municipalities 2.13%, 04/13/2021 - 10/25/2023 (B)	2,000,000	1,934,757
Tokyo Metropolitan Government 2.00%, 05/17/2021 (B)	900,000	873,036

		2,807,793

Republic of Korea - 0.2%
Export-Import Bank of Korea 1.64% (A), 05/26/2019	600,000	601,500

Saudi Arabia - 0.1%
Saudi Arabia Government International Bond 4.50%, 10/26/2046 (B)	500,000	478,916

Total Foreign Government Obligations (Cost $8,806,948)		8,755,576

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES - 1.6%
ALBA PLC Series 2015-1, Class A, 1.51% (A), 04/24/2049 (G)	GBP 158,780	$ 195,448
Auburn Securities 4 PLC Series 4, Class A2, 0.66% (A), 10/01/2041 (G)	167,574	203,003
Bear Stearns Alt-A Trust Series 2005-5, Class 1A1, 1.20% (A), 07/25/2035	$ 27,716	27,563
Bluestone Securities PLC Series 2007-1, Class A2A, 0.58% (A), 06/09/2044 (G)	GBP 133,299	158,918
Countrywide Commercial Mortgage Trust Series 2007-MF1, Class A, 6.09% (A), 11/12/2043 (B)	$ 1,680,537	1,698,797
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-AR7, Class 2A1, 3.22% (A), 11/25/2034	84,035	86,254
Eurosail PLC
Series 2006-4X, Class A3C,
0.54% (A), 12/10/2044 (G)	GBP 131,837	158,225
Series 2007-3A, Class A2B,
0.68% (A), 06/13/2045 (B)	48,161	59,230
Series 2007-3X, Class A2A,
0.68% (A), 06/13/2045 (G)	34,095	41,931
Gemgarto PLC Series 2015-1, Class A, 1.35% (A), 02/16/2047 (G)	63,347	78,210
La Hipotecaria El Salvadorian Mortgage Trust Series 2016-1A, Class A, 3.36%, 01/15/2046 (B) (I)	$ 393,118	399,136
MASTR Alternative Loan Trust Series 2003-9, Class 4A1, 5.25%, 11/25/2033	245,284	253,254
Merrill Lynch Mortgage Investors Trust Series 2003-B, Class A1, 1.44% (A), 04/25/2028	271,283	260,892
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class A4, 3.37%, 10/15/2048	500,000	502,950
Morgan Stanley Bank of America Merrill Lynch Trust, Interest Only STRIPS Series 2013-C8, Class XA, 1.04% (A), 12/15/2048	774,019	37,410
Morgan Stanley Capital I Trust Series 2007-HQ13, Class A3, 5.57%, 12/15/2044	324,897	331,207
MortgageIT Trust Series 2005-2, Class 1A1, 1.28% (A), 05/25/2035	73,540	71,786
Southern Pacific Financing PLC Series 2005-B, Class A, 0.56% (A), 06/10/2043 (G)	GBP 727,837	876,125
Uropa Securities PLC
Series 2008-1, Class A,
0.58% (A), 06/10/2059 (G)	319,449	375,905

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Uropa Securities PLC (continued)
Series 2008-1, Class B,
1.13% (A), 06/10/2059 (G)	GBP 61,621	$ 65,789
Series 2008-1, Class M1,
0.73% (A), 06/10/2059 (G)	73,358	81,901
Series 2008-1, Class M2,
0.93% (A), 06/10/2059 (G)	57,709	63,306
WaMu Mortgage Pass-Through Certificates Trust Series 2005-AR4, Class A5, 2.79% (A), 04/25/2035	$ 61,028	60,330

Total Mortgage-Backed Securities (Cost $6,391,898)		6,087,570

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.2%
California - 0.2%
Bay Area Toll Authority, Revenue Bonds Series S1, 6.92%, 04/01/2040	100,000	135,001
Los Angeles Community College District, General Obligation Unlimited 6.60%, 08/01/2042	100,000	138,729
State of California, General Obligation Unlimited 7.35%, 11/01/2039	150,000	212,349

		486,079

Maryland - 0.0% (C)
County of Baltimore, General Obligation Unlimited 3.30%, 07/01/2046	100,000	91,208

New York - 0.0% (C)
Port Authority of New York & New Jersey, Revenue Bonds 4.46%, 10/01/2062	100,000	100,333

Utah - 0.0% (C)
Utah State Board of Regents, Revenue Bonds Series 1, 1.51% (A), 12/26/2031	70,006	69,274

Total Municipal Government Obligations (Cost $747,795)		746,894

U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.3%
Federal Home Loan Mortgage Corp.
1.25%, 10/02/2019 (E) (J)	7,525,000	7,480,986
2.38%, 01/13/2022	4,500,000	4,573,831
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates 1.43% (A), 02/25/2023	1,599,427	1,601,420
Federal Home Loan Mortgage Corp. REMIC
0.88% (A), 01/15/2038	867,089	860,269
1.10% (A), 02/15/2041 - 09/15/2045	1,513,637	1,510,701
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS 1.98% (A), 01/15/2038	867,089	50,996
Federal Home Loan Mortgage Corp., Interest Only STRIPS 5.19% (A), 09/15/2043	765,817	159,481

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association
1.88%, 09/18/2018	$ 1,300,000	$ 1,315,067
3.50%, 06/01/2045	372,145	381,719
3.50%, TBA (E)	7,800,000	7,982,356
3.70%, 09/01/2034	289,460	294,732
4.50%, 03/01/2039 - 02/01/2041	349,893	376,664
4.50%, TBA (E)	1,000,000	1,074,355
Federal National Mortgage Association REMIC
1.33% (A), 06/25/2041	1,212,172	1,216,284
1.51% (A), 05/25/2040	1,009,601	1,015,147
1.61% (A), 11/25/2039	3,348,657	3,413,861
Financing Corp., Principal Only STRIPS 05/11/2018	200,000	196,478
Government National Mortgage Association 1.33% (A), 05/20/2066 - 06/20/2066	1,595,821	1,588,280

Total U.S. Government Agency Obligations (Cost $34,839,612)		35,092,627

U.S. GOVERNMENT OBLIGATIONS - 5.8%
U.S. Treasury - 5.3%
U.S. Treasury Bond
2.25%, 08/15/2046 (D) (J)	710,000	596,982
2.50%, 02/15/2046 (J)	310,000	275,464
2.50%, 05/15/2046	200,000	177,734
2.75%, 08/15/2042 (E) (J)	6,600,000	6,235,198
2.88%, 08/15/2045 (J)	2,050,000	1,972,725
2.88%, 11/15/2046	500,000	482,735
3.13%, 08/15/2044 (J)	2,560,000	2,590,999
U.S. Treasury Note
0.88%, 01/31/2017	5,100,000	5,102,030
1.50%, 08/15/2026 (E) (J)	600,000	551,836
1.63%, 05/31/2023 - 02/15/2026 (J)	1,530,000	1,449,552
2.00%, 02/15/2025 (E) (J)	600,000	583,969

		20,019,224

U.S. Treasury Inflation-Protected Securities - 0.5%
U.S. Treasury Inflation-Indexed Bond 1.00%, 02/15/2046 (J)	1,836,198	1,843,958

Total U.S. Government Obligations (Cost $22,000,712)		21,863,182

COMMERCIAL PAPER - 0.7%
Consumer Finance - 0.3%
Ford Motor Credit Co. 1.70% (K), 10/05/2017	1,300,000	1,283,496

Electric Utilities - 0.2%
Entergy Corp. 1.11% (K), 01/04/2017	700,000	699,936

Hotels, Restaurants & Leisure - 0.2%
Marriott International, Inc. 1.02% (K), 01/18/2017	600,000	599,717

Total Commercial Paper (Cost $2,583,149)		2,583,149

	Principal	Value
SHORT-TERM FOREIGN GOVERNMENT OBLIGATIONS - 2.6%
Japan - 2.6%
Japan Treasury Discount Bill 0.00% (K) (L), 01/10/2017 - 02/06/2017	JPY 1,170,000,000	$ 10,011,907

Total Short-Term Foreign Government Obligations (Cost $11,179,444)		10,011,907

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.4%
Federal Home Loan Bank Discount Notes
0.50% (K), 01/05/2017 - 01/13/2017	$ 38,500,000	38,498,180
0.51% (K), 01/13/2017	900,000	899,905

Total Short-Term U.S. Government Agency Obligations (Cost $39,396,458)		39,398,085

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 3.1%
U.S. Treasury Bill
0.36% (K), 02/02/2017 (M) (N)	43,000	42,985
0.46% (K), 02/02/2017 (M) (N)	272,000	271,904
0.46% (K), 03/09/2017 (M) (O)	282,000	281,756
0.47% (K), 03/02/2017 - 03/09/2017 (M) (O)	2,650,000	2,647,912
0.48% (K), 03/09/2017 (M) (O)	1,562,000	1,560,647
0.50% (K), 03/09/2017 (M) (O)	6,775,000	6,769,133
0.52% (K), 03/09/2017 (M) (O)	2,000	1,998

Total Short-Term U.S. Government Obligations (Cost $11,575,949)		11,576,335

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED - 1.7%
Put - S&P 500® Exercise Price $1,900 Expiration Date 12/15/2017	1,143	6,309,360

Total Exchange-Traded Options Purchased (Cost $6,174,533)		6,309,360

	Notional Amount	Value
OVER-THE-COUNTER INTEREST RATE-CAPPED OPTIONS PURCHASED - 0.0% (C) (P)
Call - CMS 2-Year to 10-Year Spread Floor (H) Exercise Rate 0.15% Expiration Date 11/28/2017, CITI	$ 30,600,000	7,045

Total Over-the-Counter Interest Rate-Capped Options Purchased (Cost $26,010)		7,045

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Notional Amount	Value
OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED - 0.1% (P)
Put - Receives Floating Rate Index 3-Month USD-LIBOR (H) Exercise Rate 2.30% Expiration Date 10/21/2019, GSB	$ 2,900,000	$ 457,106

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $275,500)		457,106

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (K)	2,038,697	2,038,697

Total Securities Lending Collateral (Cost $2,038,697)		2,038,697

	Principal	Value
REPURCHASE AGREEMENTS - 37.5%
Bank of America NA 0.73% (K), dated 12/20/2016, to be repurchased at $55,815,841 on 01/03/2017. Collateralized by a U.S. Government Obligation, 3.63%, due 08/15/2043, and Cash with a total value of $57,327,004.	$ 55,800,000	55,800,000
JPMorgan Securities LLC 0.61% (K), dated 12/30/2016, to be repurchased at $1,300,088 on 01/03/2017. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 04/20/2046, and with a value of $1,353,341.	1,300,000	1,300,000
RBC Capital Markets LLC 0.57% (K), dated 12/30/2016, to be repurchased at $76,104,820 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.75%, due 09/30/2022, and with a value of $77,905,360.	76,100,000	76,100,000
State Street Bank & Trust Co. 0.03% (K), dated 12/30/2016, to be repurchased at $8,785,710 on 01/03/2017. Collateralized by a U.S. Government Obligation, 2.13%, due 09/30/2021, and with a value of $8,963,846.	8,785,681	8,785,681

Total Repurchase Agreements (Cost $141,985,681)		141,985,681

Total Investments (Cost $407,371,685) (Q)		405,328,594
Net Other Assets (Liabilities) - (7.1)%		(26,837,079)

Net Assets - 100.0%		$ 378,491,515

	Principal	Value
REVERSE REPURCHASE AGREEMENTS - (4.5)%

Bank of Nova Scotia 0.81% (K), dated 11/01/2016, to be repurchased at $(3,464,654) on 01/03/2017. Collateralized by U.S. Government Obligations, 2.88% - 3.13%, due 08/15/2044 - 08/15/2045, and Cash with a total value of $(3,305,163).

	$ (3,459,750)	$ (3,459,750)
Bank of Nova Scotia 0.82% (K), dated 11/02/2016, to be repurchased at $(1,065,301) on 01/05/2017. Collateralized by U.S. Government Obligation, 2.88%, due 08/15/2045, and Cash with a total value of $(1,015,798).	(1,063,750)	(1,063,750)
Bank of Nova Scotia 0.85% (K), dated 01/03/2017, to be repurchased at $(3,637,413) on 04/03/2017. Collateralized by U.S. Government Obligations, 2.88% - 3.13%, due 08/15/2044 - 08/15/2045, and Cash with a total value of $(3,780,649).	(3,629,700)	(3,629,700)
Merrill Lynch Pierce Fenner & Smith 0.70% (K), dated 12/12/2016, to be repurchased at $(499,850) on 01/03/2017. Collateralized by a U.S. Government Obligation, 2.25%, due 08/15/2046 and with a value of $(509,615).	(499,500)	(499,500)
Merrill Lynch Pierce Fenner & Smith 1.15% (K), dated 11/22/2016, to be repurchased at $(579,026) on 01/03/2017. Collateralized by U.S. Government Obligation, 2.75%, due 08/15/2042, and with a value of $(573,244).	(578,250)	(578,250)
RBS Securities Inc. 0.97% (K), dated 11/03/2016, to be repurchased at $(5,159,730) on 01/04/2017. Collateralized by U.S. Government Obligation, 2.75%, 08/15/2042, and Cash with a total value of $(4,902,000).	(5,151,125)	(5,151,125)
RBS Securities Inc. 1.15% (K), dated 12/14/2016, to be repurchased at $(2,656,781) on 01/04/2017. Collateralized by U.S. Government Obligations, 1.63% - 2.75%, due 02/15/2026 - 02/15/2046, and Cash with a total value of $(2,813,185).	(2,655,000)	(2,655,000)

Total Reverse Repurchase Agreements (Cost $17,037,075)		$ (17,037,075)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

OVER-THE-COUNTER INTEREST RATE-CAPPED OPTIONS WRITTEN: (P)

Description	Counterparty	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums (Received)	Value
Call - CMS 2-Year to 10-Year Spread Floor	CITI	0.04%	USISDA02 - USISDA30	11/28/2017	USD	61,200,000	$(26,316)	$(12,557)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN: (P)

Description	Counterparty	Floating Rate Index	Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Value
Call - 10-Year	GSB	3-Month USD-LIBOR	Receive	1.95%	02/16/2017	USD	2,600,000	$(18,547)	$(1,707)
Put - 5-Year	GSB	3-Month USD-LIBOR	Pay	2.00	10/21/2019	USD	14,500,000	(275,500)	(596,586)
Put - 10-Year	GSB	3-Month USD-LIBOR	Pay	2.40	02/16/2017	USD	2,600,000	(20,800)	(21,607)

Total								$(314,847)	$(619,900)

CENTRALLY CLEARED SWAP AGREEMENTS: (R)

Credit Default Swap Agreements on Credit Indices - Sell Protection (S)
Reference Obligation	Fixed Deal Receive Rate	Expiration Date	Notional Amount (T)		Fair Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America Investment Grade Index - Series 25	1.00%	12/20/2020	USD	1,600,000	$26,764	$9,178	$17,586
North America Investment Grade Index - Series 26	1.00	06/20/2021	USD	5,400,000	91,985	60,134	31,851
North America Investment Grade Index - Series 27	1.00	12/20/2021	USD	6,300,000	97,426	70,126	27,300

Total					$216,175	$139,438	$76,737

Interest Rate Swap Agreements - Fixed Rate Payable

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	1.75%	12/21/2026	USD	1,900,000	$103,836	$113,924	$(10,088)
6-Month GBP-LIBOR	0.75	03/15/2027	GBP	2,400,000	144,641	139,868	4,773

Total					$248,477	$253,792	$(5,315)

Interest Rate Swap Agreements - Fixed Rate Receivable

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	2.25%	12/16/2022	USD	200,000	$2,065	$(1,305)	$3,370

OVER-THE-COUNTER SWAP AGREEMENTS: (P)

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (S)
Reference Obligation	Counterparty	Fixed Deal Receive Rate	Expiration Date	Implied Credit Spread at December 31, 2016 (V)	Notional Amount (T)		Fair Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Russia Foreign Bond - Eurobond, 7.50%, 03/31/2030	JPM	1.00%	06/20/2020	1.23%	USD	100,000	$(736)	$(10,144)	$9,408

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

OVER-THE-COUNTER SWAP AGREEMENTS (continued): (P)

Credit Default Swap Agreements on Credit Indices - Sell Protection (S)

Reference Obligation	Counterparty	Fixed Deal Receive Rate	Expiration Date	Notional Amount (T)		Fair Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America CMBS Basket Index - Series AAA8	GSI	0.50%	10/17/2057	USD	900,000	$(10,272)	$(40,777)	$30,505
North America CMBS Basket Index - Series AAA9	GSI	0.50	09/17/2058	USD	600,000	(13,123)	(37,505)	24,382

Total						$(23,395)	$(78,282)	$54,887

Total Return Swap Agreements - Payable (W)
Reference Entity	Counterparty	Rate	Termination Date	Number of Shares or Units	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
iShares MSCI EAFE ETF (W)	MLI	3-Month USD-LIBOR	05/24/2017	10,148	$(334,564)	$—	$(334,564)
iShares MSCI EAFE ETF (W)	MLI	3-Month USD-LIBOR	06/07/2017	495	(16,319)	—	(16,319)
iShares MSCI EAFE ETF (H) (W)	MLI	3-Month USD-LIBOR	08/24/2017	788	124,475	—	124,475
iShares MSCI EAFE ETF (H) (W)	MLI	3-Month USD-LIBOR	08/24/2017	442	68,580	—	68,580

Total					$(157,828)	$—	$(157,828)

FUTURES CONTRACTS: (X)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
90-Day Eurodollar	Long	143	03/13/2017	$8,956	$—
90-Day Eurodollar	Long	75	06/19/2017	7,174	—
90-Day Eurodollar	Short	(109)	12/18/2017	117,064	—
90-Day Eurodollar	Short	(107)	06/17/2019	—	(22,417)
5-Year U.S. Treasury Note	Short	(9)	03/31/2017	4,491	—
10-Year U.S. Treasury Note	Short	(42)	03/22/2017	25,550	—
Russell 2000® Mini Index	Long	279	03/17/2017	—	(247,361)
S&P 500® E-Mini	Long	2,027	03/17/2017	—	(504,792)
U.S. Treasury Bond	Long	21	03/22/2017	—	(23,645)

Total				$163,235	$(798,215)

FORWARD FOREIGN CURRENCY CONTRACTS: (P)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	01/04/2017	BRL	11,461,386	USD	3,442,892	$74,397	$—
BNP	01/04/2017	USD	3,516,733	BRL	11,461,386	—	(555)
BNP	02/02/2017	USD	3,412,345	BRL	11,461,386	—	(74,669)
BNP	02/06/2017	USD	1,241,536	JPY	130,000,000	126,990	—
BNP	02/14/2017	USD	3,830,648	GBP	3,070,000	42,819	—
BOA	04/03/2017	USD	6,513,420	DKK	42,774,000	424,997	—
CITI	01/03/2017	USD	662,470	DKK	4,520,000	22,305	—
CITI	01/10/2017	USD	5,629,275	JPY	580,000,000	662,920	—
CITI	02/06/2017	USD	4,390,169	JPY	460,000,000	446,390	—
CITI	02/14/2017	GBP	871,000	USD	1,100,487	—	(25,829)
CITI	02/14/2017	USD	928,654	GBP	735,000	21,796	—
GSB	01/03/2017	USD	527,196	DKK	3,525,000	27,952	—
GSB	02/14/2017	GBP	127,000	USD	160,936	—	(4,241)
HSBC	01/03/2017	DKK	1,615,000	USD	242,885	—	(14,153)
HSBC	01/03/2017	USD	308,269	DKK	2,049,000	18,070	—
HSBC	02/02/2017	USD	225,252	DKK	1,600,000	—	(1,728)
HSBC	10/02/2017	USD	4,274,456	DKK	28,004,000	246,711	—
HSBC	10/03/2017	USD	733,272	DKK	4,811,000	41,273	—
JPM	01/04/2017	BRL	11,463,481	USD	3,432,180	85,751	—
JPM	01/04/2017	USD	3,335,155	BRL	11,463,481	—	(182,776)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (P)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
JPM	04/03/2017	USD	1,217,316	DKK	7,995,000	$79,313	$—
JPM	04/04/2017	USD	3,450,109	BRL	11,813,000	—	(87,265)
JPM	07/03/2017	USD	958,776	DKK	6,290,000	58,897	—
JPM	10/02/2017	USD	288,140	DKK	1,880,000	17,745	—
SCB	01/04/2017	BRL	11,463,481	USD	3,517,376	555	—
SCB	01/04/2017	USD	3,501,903	BRL	11,463,481	—	(16,028)
SCB	02/02/2017	BRL	11,463,481	USD	3,470,890	16,762	—

Total						$2,415,643	$(407,244)

SECURITY VALUATION:

Valuation Inputs (Y)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$13,923,008	$—	$13,923,008
Certificates of Deposit	—	2,700,000	—	2,700,000
Corporate Debt Securities	—	101,792,372	—	101,792,372
Foreign Government Obligations	—	8,755,576	—	8,755,576
Mortgage-Backed Securities	—	6,087,570	—	6,087,570
Municipal Government Obligations	—	746,894	—	746,894
U.S. Government Agency Obligations	—	35,092,627	—	35,092,627
U.S. Government Obligations	—	21,863,182	—	21,863,182
Commercial Paper	—	2,583,149	—	2,583,149
Short-Term Foreign Government Obligations	—	10,011,907	—	10,011,907
Short-Term U.S. Government Agency Obligations	—	39,398,085	—	39,398,085
Short-Term U.S. Government Obligations	—	11,576,335	—	11,576,335
Exchange-Traded Options Purchased	6,309,360	—	—	6,309,360
Over-the-Counter Interest Rate-Capped Options Purchased	—	7,045	—	7,045
Over-the-Counter Interest Rate Swaptions Purchased	—	457,106	—	457,106
Securities Lending Collateral	2,038,697	—	—	2,038,697
Repurchase Agreements	—	141,985,681	—	141,985,681

Total Investments	$8,348,057	$396,980,537	$—	$405,328,594

Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$216,175	$—	$216,175
Centrally Cleared Interest Rate Swap Agreements	—	250,542	—	250,542
Over-the-Counter Total Return Swap Agreements	—	193,055	—	193,055
Futures Contracts (Z)	163,235	—	—	163,235
Forward Foreign Currency Contracts (Z)	—	2,415,643	—	2,415,643

Total Other Financial Instruments	$163,235	$3,075,415	$—	$3,238,650

LIABILITIES
Other Financial Instruments
Reverse Repurchase Agreements	$—	$(17,037,075)	$—	$(17,037,075)
Over-the-Counter Interest Rate-Capped Options Written	—	(12,557)	—	(12,557)
Over-the-Counter Interest Rate Swaptions Written	—	(619,900)	—	(619,900)
Over-the-Counter Credit Default Swap Agreements	—	(24,131)	—	(24,131)
Over-the-Counter Total Return Swap Agreements	—	(350,883)	—	(350,883)
Futures Contracts (Z)	(798,215)	—	—	(798,215)
Forward Foreign Currency Contracts (Z)	—	(407,244)	—	(407,244)

Total Other Financial Instruments	$(798,215)	$(18,451,790)	$—	$(19,250,005)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2016.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the total value of 144A securities is $35,798,401, representing 9.5% of the Portfolio’s net assets.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,996,920. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Securities on a when-issued, delayed-delivery, or forward commitment basis. Securities to be settled and delivered after December 31, 2016.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2016, the total value of Regulation S securities is $3,330,284, representing 0.9% of the Portfolio’s net assets.
(H)	Illiquid securities and derivatives. At December 31, 2016, total value of illiquid securities is $378,681, representing 0.1% of the Portfolio’s net assets, and total value of illiquid derivatives is $657,206, representing 0.2% of the Portfolio’s net assets.
(I)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2016, value of the security is $399,136, representing 0.1% of the Portfolio’s net assets.
(J)	Securities are subject to sale-buyback transactions.
(K)	Rates disclosed reflect the yields at December 31, 2016.
(L)	Percentage rounds to less than 0.01% or (0.01)%.
(M)	All or a portion of these securities have been segregated by the custodian as collateral for open over-the-counter options, swap agreements, swaptions and/or forward foreign currency contracts. The total value of all securities segregated for open over-the-counter options, swap agreements, swaptions and/or forward foreign currency contracts is $514,577.
(N)	All or a portion of the security has been segregated by the custodian as collateral for open TBA commitment transactions. The value of the security segregated as collateral to for open TBA commitment transactions is $271,904.
(O)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of all securities segregated as collateral to cover margin requirements for open futures contracts is $10,441,122.
(P)	Cash in the amount of $2,110,000 has been segregated by the broker as collateral for open over-the-counter options, swap agreements, swaptions and/or forward foreign currency contracts.
(Q)	Aggregate cost for federal income tax purposes is $409,804,670. Aggregate gross unrealized appreciation and depreciation for all securities is $2,131,742 and $6,607,818, respectively. Net unrealized depreciation for tax purposes is $4,476,076.
(R)	Cash in the amount of $493,000 has been segregated by the custodian as collateral for centrally cleared swap agreements.
(S)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(T)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(U)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(V)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(W)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(X)	Cash in the amount of $152,000 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(Y)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(Z)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

CURRENCY ABBREVIATIONS:

BRL	Brazilian Real
DKK	Danish Krone
GBP	Pound Sterling
JPY	Japanese Yen
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank N.A.
GSB	Goldman Sachs Bank
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
MLI	Merrill Lynch International
SCB	Standard Chartered Bank

PORTFOLIO ABBREVIATIONS:

CMBS	Commercial Mortgage-Backed Securities
CMS	Constant Maturity Swap
EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
USISDA02	USD ICE Swap Rate 2-Year Index
USISDA30	USD ICE Swap Rate 30-Year Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Investments, at value (cost $265,386,004) (including securities loaned of $1,996,920)	$263,342,913
Repurchase agreement, at value (cost $141,985,681)	141,985,681
Cash	409
Cash collateral on deposit with broker	2,842,000
Foreign currency, at value (cost $273,451)	271,179
Receivables and other assets:
Shares of beneficial interest sold	421,024
Investments sold	3,687,738
When-issued, delayed-delivery, and forward commitment securities sold	25,611,086
Interest	1,209,662
Tax reclaims	1,636
Net income from securities lending	416
OTC swap agreements, at value	193,055
Unrealized appreciation on forward foreign currency contracts	2,415,643

Total assets	441,982,442

Liabilities:
Cash deposit due to broker	2,110,000
Payables and other liabilities:
Shares of beneficial interest redeemed	11,607
When-issued, delayed-delivery, and forward commitment securities purchased	35,088,189
Investment management fees	261,215
Distribution and service fees	77,316
Transfer agent costs	906
Trustees, CCO and deferred compensation fees	370
Audit and tax fees	18,371
Custody fees	25,441
Legal fees	4,272
Printing and shareholder reports fees	34,392
Interest	16,851
Other	1,873
Variation margin payable	758,841
Deferred income for sale-buyback financing transactions	595
Payable for sale-buyback financing transactions	4,590,201
Collateral for securities on loan	2,038,697
Reverse repurchase agreements, at value (cost $17,037,075)	17,037,075
Written options and swaptions, at value (premium received $341,163)	632,457
OTC swap agreements, at value	375,014
Unrealized depreciation on forward foreign currency contracts	407,244

Total liabilities	63,490,927

Net assets	$378,491,515

Net assets consist of:
Capital stock ($0.01 par value)	$331,558
Additional paid-in capital	367,667,228
Undistributed (distributions in excess of) net investment income (loss)	1,665,269
Accumulated net realized gain (loss)	9,812,900
Net unrealized appreciation (depreciation) on:
Investments	(2,043,091)
Written options and swaptions	(291,294)
Swap agreements	(18,741)
Futures contracts	(634,980)
Translation of assets and liabilities denominated in foreign currencies	2,002,666

Net assets	$378,491,515

Net assets by class:
Initial Class	$12,492,244
Service Class	365,999,271

Shares outstanding:
Initial Class	1,079,458
Service Class	32,076,385

Net asset value and offering price per share:
Initial Class	$11.57
Service Class	11.41
STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Interest income	$4,331,531
Net income (loss) from securities lending	13,940
Withholding taxes on foreign income	(66)

Total investment income	4,345,405

Expenses:
Investment advisory fees	414,188
Investment management fees	2,459,587
Distribution and service fees:
Service Class	852,881
Administration fees	15,773
Transfer agent costs	5,341
Trustees, CCO and deferred compensation fees	8,728
Audit and tax fees	27,473
Custody fees	148,081
Legal fees	18,816
Printing and shareholder reports fees	44,875
Other	26,793

Total expenses before waiver and/or reimbursement and recapture	4,022,536

Reimbursement of custody fees (A)	(10,618)

Net expenses	4,011,918

Net investment income (loss)	333,487

Net realized gain (loss) on:
Investments	(5,060,114)
Written options and swaptions	19,400
Swap agreements	716,001
Futures contracts	23,534,041
Foreign currency transactions	(1,920,422)

Net realized gain (loss)	17,288,906

Net change in unrealized appreciation (depreciation) on:
Investments	(981,796)
Written options and swaptions	(291,294)
Swap agreements	86,463
Futures contracts	(1,050,656)
Translation of assets and liabilities denominated in foreign currencies	2,013,583

Net change in unrealized appreciation (depreciation)	(223,700)

Net realized and change in unrealized gain (loss)	17,065,206

Net increase (decrease) in net assets resulting from operations	$17,398,693

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$333,487	$(950,230)
Net realized gain (loss)	17,288,906	(6,062,507)
Net change in unrealized appreciation (depreciation)	(223,700)	(5,025,683)

Net increase (decrease) in net assets resulting from operations	17,398,693	(12,038,420)

Dividends and/or distributions to shareholders:
Net realized gains:
Initial Class	—	(317,205)
Service Class	—	(6,813,727)

Total dividends and/or distributions from net realized gains	—	(7,130,932)

Capital share transactions:
Proceeds from shares sold:
Initial Class	661,943	709,226
Service Class	51,761,122	145,246,701

	52,423,065	145,955,927

Dividends and/or distributions reinvested:
Initial Class	—	317,205
Service Class	—	6,813,727

	—	7,130,932

Cost of shares redeemed:
Initial Class	(1,511,314)	(1,910,484)
Service Class	(20,802,249)	(4,506,757)

	(22,313,563)	(6,417,241)

Net increase (decrease) in net assets resulting from capital share transactions	30,109,502	146,669,618

Net increase (decrease) in net assets	47,508,195	127,500,266

Net assets:
Beginning of year	330,983,320	203,483,054

End of year	$378,491,515	$330,983,320

Undistributed (distributions in excess of) net investment income (loss)	$1,665,269	$(264,418)

Capital share transactions - shares:
Shares issued:
Initial Class	59,348	61,722
Service Class	4,686,558	12,659,305

	4,745,906	12,721,027

Shares reinvested:
Initial Class	—	28,680
Service Class	—	622,258

	—	650,938

Shares redeemed:
Initial Class	(135,237)	(166,265)
Service Class	(1,868,246)	(400,847)

	(2,003,483)	(567,112)

Net increase (decrease) in shares outstanding:
Initial Class	(75,889)	(75,863)
Service Class	2,818,312	12,880,716

	2,742,423	12,804,853

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012
Net asset value, beginning of year	$11.01		$11.65	$11.45	$9.87		$9.85

Investment operations:
Net investment income (loss) (A)	0.04	(B)	(0.01)	(0.02)	(0.01)		0.03	(C)
Net realized and unrealized gain (loss)	0.52		(0.36)	0.77	1.68		0.07

Total investment operations	0.56		(0.37)	0.75	1.67		0.10

Dividends and/or distributions to shareholders:
Net investment income	—		—	(0.21)	(0.09)		(0.08)
Net realized gains	—		(0.27)	(0.34)	—		—

Total dividends and/or distributions to shareholders	—		(0.27)	(0.55)	(0.09)		(0.08)

Net asset value, end of year	$11.57		$11.01	$11.65	$11.45		$9.87

Total return (D)	5.09%		(3.16)%	6.63%	17.03%		0.98%

Ratio and supplemental data:
Net assets end of year (000’s)	$12,492		$12,715	$14,346	$14,042		$12,685
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.90%		0.90%	0.90%	1.00%		1.06	%(E)
Including waiver and/or reimbursement and recapture	0.89	%(B)	0.90%	0.95%	0.95%		0.99	%(E)
Net investment income (loss) to average net assets	0.33	%(B)	(0.11)%	(0.18)%	(0.14)%		0.28%
Portfolio turnover rate	57	%(F)	49%	39%	75	%(G)	1,349	%(H)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Excludes sale-buyback transactions.
(G)	Decrease in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012
Net asset value, beginning of year	$10.88		$11.55	$11.37	$9.81		$9.79

Investment operations:
Net investment income (loss) (A)	0.01	(B)	(0.04)	(0.05)	(0.04)		0.00	(C)(D)
Net realized and unrealized gain (loss)	0.52		(0.36)	0.77	1.68		0.07

Total investment operations	0.53		(0.40)	0.72	1.64		0.07

Dividends and/or distributions to shareholders:
Net investment income	—		—	(0.20)	(0.08)		(0.05)
Net realized gains	—		(0.27)	(0.34)	—		—

Total dividends and/or distributions to shareholders	—		(0.27)	(0.54)	(0.08)		(0.05)

Net asset value, end of year	$11.41		$10.88	$11.55	$11.37		$9.81

Total return (E)	4.87%		(3.46)%	6.39%	16.81%		0.69%

Ratio and supplemental data:
Net assets end of year (000’s)	$366,000		$318,268	$189,137	$109,161		$36,090
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.15%		1.15%	1.15%	1.25%		1.31	%(F)
Including waiver and/or reimbursement and recapture	1.14	%(B)	1.15%	1.20%	1.20%		1.24	%(F)
Net investment income (loss) to average net assets	0.09	%(B)	(0.35)%	(0.43)%	(0.39)%		0.03%
Portfolio turnover rate	57	%(G)	49%	39%	75	%(H)	1,349	%(I)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Excludes sale-buyback transactions.
(H)	Decrease in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Tactical - Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2016 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations and variable rate notes: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2016, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2016, if any, are identified within the Schedule of Investments.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

TBA commitments held at December 31, 2016, if any, are identified within the Schedule of Investments. Open balances at December 31, 2016, if any, are included in When-issued, delayed-delivery, and forward commitment securities purchased or sold within the Statement of Assets and Liabilities.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2016, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, and forward commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, and forward commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

When-issued, delayed-delivery, and forward commitment transactions held at December 31, 2016, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, and forward commitment securities purchased or sold within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Portfolio exercising its rights under the agreement, or those rights may be limited by other contractual agreements.

For the year ended December 31, 2016, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 11,676,816	227	0.65%

Open reverse repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments.

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2016, the Portfolio earned price drop fee income of $36,750. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included in Interest income within the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is reflected in Interest income within the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 2,943,598	232	0.56%

Open sale-buyback financing transactions at December 31, 2016, if any, are identified within the Schedule of Investments.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$1,945,422	$—	$—	$—	$1,945,422
U.S. Government Obligations	93,275	—	—	—	93,275
Total Securities Lending Transactions	$2,038,697	$—	$—	$—	$2,038,697
Reverse Repurchase Agreements
U.S. Government Obligations	$4,537,500	$8,869,875	$—	$3,629,700	$17,037,075
Sale Buy-back Transactions
U.S. Government Agency Obligations	$—	$2,395,291	$—	$—	$2,395,291
U.S. Government Obligations	—	2,194,910	—	—	2,194,910
Total Sale Buy-back Transactions	$—	$4,590,201	$—	$—	$4,590,201
Total Borrowings	$6,576,197	$13,460,076	$—	$3,629,700	$23,665,973

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Interest rate-capped options: The Portfolio may purchase or write interest rate-capped options. Purchasing or writing interest rate-capped options give the Portfolio the right, but not the obligation to buy or sell an option which applies a cap to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate-linked products.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

As of December 31, 2016, transactions in written interest rate-capped options and swaptions are as follows:

	Call Options		Put Options
	Amount of Premiums	Notional Amount	Amount of Premiums	Notional Amount
Balance at December 31, 2015	$—	USD —	$—	USD —
Options written	54,263	65,800,000	306,300	19,100,000
Options closed	—	—	—	—
Options expired	(9,400)	(2,000,000)	(10,000)	(2,000,000)
Options exercised	—	—	—	—

Balance at December 31, 2016	$44,863	USD 63,800,000	$296,300	USD 17,100,000

Open option contracts at December 31, 2016, if any, are included within the Schedule of Investments.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as Net realized gain (loss) within the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as Net realized gain (loss) within the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of Net realized gain (loss) within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swap agreements is disclosed within the Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swap agreements is included in the footnotes to the Schedule of Investments. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements at December 31, 2016, if any, are listed within the Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

Open OTC swap agreements at December 31, 2016, if any, are listed within the Schedule of Investments. The value, as applicable, is shown in OTC Swap agreements, at value within the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Open futures contracts at December 31, 2016, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2016, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2016.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A) (B)	$464,151	$—	$6,309,360	$—	$—	$6,773,511
Centrally cleared swap agreements, at value (B) (C)	250,542	—	—	216,175	—	466,717
OTC swap agreements, at value	—	—	193,055	—	—	193,055
Net unrealized appreciation on futures contracts (B) (D)	163,235	—	—	—	—	163,235
Unrealized appreciation on forward foreign currency contracts	—	2,415,643	—	—	—	2,415,643
Total	$877,928	$2,415,643	$6,502,415	$216,175	$—	$10,012,161

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Written options and swaptions, at value (B)	$(632,457)	$—	$—	$—	$—	$(632,457)
OTC swap agreements, at value	—	—	(350,883)	(24,131)	—	(375,014)
Net unrealized depreciation on futures contracts (B) (D)	(46,062)	—	(752,153)	—	—	(798,215)
Unrealized depreciation on forward foreign currency contracts	—	(407,244)	—	—	—	(407,244)
Total	$(678,519)	$(407,244)	$(1,103,036)	$(24,131)	$—	$(2,212,930)

(A)	Included within Investments, at value on the Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within fair value of centrally cleared swap agreements as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(D)	Included within cumulative appreciation (depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2016.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$(8,776,460)	$—	$—	$(8,776,460)
Written options and swaptions	19,400	—	—	—	—	19,400
Swap agreements	(284,901)	—	1,370,175	(369,273)	—	716,001
Futures contracts	129,420	—	23,404,621	—	—	23,534,041
Forward foreign currency contracts (B)	—	(1,360,565)	—	—	—	(1,360,565)
Total	$(136,081)	$(1,360,565)	$15,998,336	$(369,273)	$—	$14,132,417

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (C)	$162,641	$—	$1,536,029	$—	$—	$1,698,670
Written options and swaptions	(291,294)	—	—	—	—	(291,294)
Swap agreements	27,636	—	(386,883)	445,710	—	86,463
Futures contracts	115,297	—	(1,165,953)	—	—	(1,050,656)
Forward foreign currency contracts (D)	—	2,020,396	—	—	—	2,020,396
Total	$14,280	$2,020,396	$(16,807)	$445,710	$—	$2,463,579

(A)	Included within Net realized gain (loss) on transactions from Investments within the Statement of Operations.
(B)	Included within Net realized gain (loss) on transactions from Foreign currency transactions within the Statement of Operations.
(C)	Included within Net change in unrealized appreciation (depreciation) on Investments within the Statement of Operations.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies within Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2016.

Purchased Options and Swaptions at Value		Written Options and Swaptions at Value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold	Cross Currency
$ 2,543	$ 4,655,592	$ (4,720)	$ (115,341)	$ 46,792,852	13,605,354	(15,615,385)	$ 2,478,983	$ 35,509,756	$ —

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2016. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented in Statement of Assets and Liabilities (A)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities (A)	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Bank of America, N.A.	$424,997	$—	$(424,997)	$—	$—	$—	$—	$—
BNP Paribas	244,206	(75,224)	—	168,982	75,224	(75,224)	—	—
Citibank N.A.	1,160,456	(38,386)	(1,122,070)	—	38,386	(38,386)	—	—
Goldman Sachs Bank	485,058	(485,058)	—	—	624,141	(485,058)	—	139,083
Goldman Sachs International	—	—	—	—	23,395	—	—	23,395
HSBC Bank USA	306,054	(15,881)	(260,000)	30,173	15,881	(15,881)	—	—
JPMorgan Chase Bank, N.A.	241,706	(241,706)	—	—	270,777	(241,706)	—	29,071
Merrill Lynch International	193,055	(193,055)	—	—	350,883	(193,055)	(157,828)	—
Standard Chartered Bank	17,317	(16,028)	—	1,289	16,028	(16,028)	—	—
Other Derivatives (C)	6,939,312	—	—	6,939,312	798,215	—	—	798,215

Total	$10,012,161	$(1,065,338)	$(1,807,067)	$7,139,756	$2,212,930	$(1,065,338)	$(157,828)	$989,764

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented in the Schedule of Investments.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
First $250 million	0.82%	0.79%
Over $250 million up to $750 million	0.81%	0.78%
Over $750 million up to $1.5 billion	0.79%	0.76%
Over $1.5 billion	0.76%	0.73%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.95%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST, or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the year ended December 31, 2016, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ 10,609,406	$ 945,696	$ 19,327

8. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	96.82%	96.82%
Service Class	1	91.37%	91.37%

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 102,061,115	$ 37,700,278	$ 29,711,629	$ 50,406,663

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, foreign currency transactions, futures contracts, option contracts, and swaps. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to ordinary loss netting with short-term capital gains, foreign currency gains and losses, paydown gain/loss, and swaps. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 1,596,200	$ (1,596,200)

As of December 31, 2016, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2016, the capital loss carryforwards utilized or expired are $6,733,383.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ —	$ —	$ —	$ 1,954,074	$ 5,176,858	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 14,346,617	$ —	$ —	$ —	$ (465)	$ (3,853,423)

11. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

11. NEW ACCOUNTING PRONOUNCEMENTS (continued)

hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica PIMCO Tactical – Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica PIMCO Tactical – Growth VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica PIMCO Tactical – Growth VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Tactical – Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2016.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

(unaudited)

MARKET ENVIRONMENT

At the onset of the first quarter of 2016, global growth fears gripped markets amid uncertainty surrounding China, falling commodity prices and efficacy of central bank policies. Despite elevated volatility in financial markets, the fundamental backdrop remained mostly intact as supportive central banks helped reignite risk appetite in part with calming rhetoric and action. Central banks in Europe, Japan and China announced additional easing measures, though the European Central Bank (“ECB”) notably shifted efforts toward credit expansion and away from weakening the currency. In the meantime, concerns about global influences and financial conditions prevented the U.S. Federal Reserve (“Fed”) from hiking rates for the second time. Due to the Fed’s “dovish pause” in policy normalization and the rally of global commodity prices, the U.S. dollar weakened against most developed market counterparts.

For most of the second quarter, markets were relatively subdued as oil prices moved higher and China’s growth stabilized, despite central banks taking a pause from quantitative easing. However, the outcome of U.K.‘s referendum to leave the European Union (“Brexit”) stirred market sentiment near the end of the quarter and led to a decline in sovereign yields and a sell-off of risk assets. Still, the fundamental backdrop remained mostly unchanged and expectations for further central bank easing helped anchor risk appetite. During this time, the U.S. dollar was mixed against developed market and emerging market (“EM”) currencies due to the Fed’s dovish stance, and the pound sterling weakened considerably in the wake of the surprise outcome in the U.K.’s historic referendum.

In the third quarter of 2016, markets generally shook off the unexpected Brexit referendum results and were relatively calm as equities hit new highs and volatility remained low. Over the course of the quarter, headlines were marked by concerns over monetary policy, particularly the Bank of Japan’s “comprehensive review,” the ECB’s inaction and the Fed’s path towards a potential rate hike in December, prompting sovereign interest rates to increase across much of the developed world. Meanwhile, a stronger dollar and heightened election uncertainty, mixed with increasing rates weighed on risk sentiment toward the end of November.

Headlines in the fourth quarter were dominated by Donald Trump’s surprise victory in the U.S. presidential election. Most markets focused on the pro-growth and inflationary potential for expansionary fiscal policy as domestic equities rallied, credit spreads tightened, rates sold off and inflation expectations lurched higher. The potential for growth-enhancing policies – including infrastructure spending, tax reform and deregulation – along with solid economic data helped solidify the Fed’s widely expected hike in December. This hawkish tilt shifted the Fed’s infamous “dots” higher for 2017, contributing to front-end U.S. rates moving higher and the dollar strengthening.

PERFORMANCE

For the year ended December 31, 2016, Transamerica PIMCO Total Return VP, Initial Class returned 2.71%. By comparison, its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 2.65%.

STRATEGY REVIEW

During the course of the year, U.S. interest rate positioning, particularly an overweight to U.S. duration during the second half of the period, detracted from performance as yields rose along the curve. A defensive duration position to U.K. sovereign debt also detracted from performance, as rates rallied. Meanwhile, a long U.S. dollar currency positioning against a basket of EM currencies added to returns, as these currencies depreciated versus the dollar. However, a long U.S. dollar currency positioning against the Japanese yen for the majority of the year more than offset currency gains, as the yen appreciated relative to the dollar.

Continued exposure to non-agency mortgages contributed to returns; these securities benefited from limited supply and an ongoing housing recovery. Holdings of Treasury inflation-protected securities contributed to returns, as inflation expectations increased via break-even levels. Exposure to external emerging markets debt, particularly quasi-sovereign corporates, were additive to performance as spreads narrowed. An allocation to high-yield corporates also contributed to returns as spreads narrowed. Additionally, an overweight to municipal securities aided performance as spreads narrowed for revenue bonds.

During the period, the Portfolio used derivatives. These positions added to performance.

Scott A. Mather

Mark R. Kiesel

Mihir P. Worah

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	2.71%	2.56%	4.74%	05/01/2002
Bloomberg Barclays U.S. Aggregate Bond Index (A)	2.65%	2.23%	4.34%
Service Class	2.47%	2.32%	4.49%	05/01/2003

(A) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The return of principal in bond portfolios is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$988.80	$3.25	$1,021.90	$3.30	0.65%
Service Class	1,000.00	988.00	4.50	1,020.60	4.57	0.90

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Portfolio Characteristics	Years
Average Maturity §	7.86
Duration †	5.74

Credit Quality‡	Percentage of Net Assets
U.S. Government and Agency Securities	78.0%
AAA	13.5
AA	8.2
A	6.6
BBB	13.3
BB	7.0
B	1.8
CCC and Below	6.7
NR (Not Rated)	12.0
Net Other Assets (Liabilities) ^	(47.1)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES - 9.3%
ABFC Trust Series 2004-OPT4, Class A1, 1.38% (A), 04/25/2034	$ 536,949	$ 530,551
ACE Securities Corp. Home Equity Loan Trust Series 2006-HE1, Class A1A, 0.96% (A), 02/25/2036	3,585,367	3,569,439
Ameriquest Mortgage Securities Trust Series 2006-R1, Class M1, 1.15% (A), 03/25/2036	200,000	191,876
Amortizing Residential Collateral Trust Series 2002-BC4, Class A, 1.34% (A), 07/25/2032	6,344	5,992
Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-W4, Class A2D, 1.14% (A), 02/25/2036	3,403,805	2,389,695
Bayview Opportunity Master Fund IIIa Trust Series 2016-RN3, Class A1, 3.60% (A), 09/29/2031 (B)	7,748,234	7,719,304
Bear Stearns Asset-Backed Securities I Trust
Series 2005-AQ1, Class M2,
1.41% (A), 03/25/2035	1,097,664	1,046,386
Series 2006-HE10, Class 21A3,
1.00% (A), 12/25/2036	14,170,057	6,877,593
Series 2007-HE3, Class 1A2,
0.96% (A), 04/25/2037	2,025,737	2,160,740
Bear Stearns Asset-Backed Securities Trust
Series 2002-2, Class A1,
1.42% (A), 10/25/2032	13,700	13,420
Series 2006-SD3, Class 21A1,
3.01% (A), 07/25/2036	126,361	118,741
BNC Mortgage Loan Trust Series 2007-3, Class A3, 0.89% (A), 07/25/2037	1,399,000	1,351,004
Bridgeport CLO II, Ltd. Series 2007-2A, Class A1, 1.22% (A), 06/18/2021 (B)	2,027,326	2,003,047
Carlyle Global Market Strategies CLO, Ltd. Series 2012-1A, Class AR, 2.11% (A), 04/20/2022 (B)	3,840,202	3,840,264
Cent CDO 14, Ltd. Series 2007-14A, Class A2A, 1.11% (A), 04/15/2021 (B)	3,927,874	3,895,002
Cent CLO 19, Ltd. Series 2013-19A, Class A1A, 2.22% (A), 10/29/2025 (B)	6,500,000	6,500,630
Citigroup Mortgage Loan Trust
Series 2007-AMC1, Class A1,
0.92% (A), 12/25/2036 (B)	10,536,112	6,471,975
Series 2007-AMC4, Class A2C,
0.93% (A), 05/25/2037	1,624,987	1,593,570
Series 2007-FS1, Class 1A1,
4.59% (A), 10/25/2037 (B)	4,549,932	4,234,541
COA Summit CLO, Ltd. Series 2014-1A, Class A1, 2.23% (A), 04/20/2023 (B)	3,188,912	3,188,989
Countrywide Asset-Backed Certificates
Series 2003-3, Class M1,
1.81% (A), 08/25/2033	1,438,399	1,284,590

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Countrywide Asset-Backed Certificates (continued)
Series 2004-9, Class MV4,
2.33% (A), 11/25/2034	$ 2,500,000	$ 2,078,763
Series 2006-20, Class 1A,
0.90% (A), 04/25/2047	5,713,436	4,918,086
Series 2006-24, Class 1A,
0.90% (A), 06/25/2047	13,069,403	9,381,847
Series 2006-24, Class 2A3,
0.91% (A), 06/25/2047	5,569,376	5,169,328
Series 2006-26, Class 1A,
0.90% (A), 06/25/2037	4,625,469	3,780,876
Series 2007-2, Class 2A3,
0.90% (A), 08/25/2037	7,985,100	7,535,578
Series 2007-9, Class 1A,
0.96% (A), 06/25/2047	9,529,980	7,273,033
CWABS Asset-Backed Certificates Trust
Series 2004-13, Class MV4,
1.86% (A), 04/25/2035	1,784,095	1,752,821
Series 2005-AB1, Class A3,
1.36% (A), 08/25/2035	155,101	154,934
CWABS, Inc. Asset-Backed Certificates Trust Series 2003-BC1, Class A1, 1.56% (A), 03/25/2033	37,587	35,710
Dryden XXV Senior Loan Fund Series 2012-25A, Class AR, 2.05% (A), 01/15/2025 (B)	8,600,000	8,599,966
Flatiron CLO, Ltd.
Series 2007-1A, Class A1A,
1.11% (A), 10/15/2021 (B)	2,051,721	2,047,349
Series 2012-1A, Class A1R,
2.25% (A), 10/25/2024 (B)	8,500,000	8,499,957
Ford Credit Floorplan Master Owner Trust Series 2015-4, Class A2, 1.30% (A), 08/15/2020	5,500,000	5,523,599
GSAMP Trust
Series 2005-HE1, Class M2,
2.08% (A), 12/25/2034	3,719,300	2,512,924
Series 2007-HS1, Class A1,
1.61% (A), 02/25/2047	4,302,837	4,262,013
Home Equity Asset Trust Series 2002-1, Class A4, 1.36% (A), 11/25/2032	1,283	1,109
KVK CLO, Ltd. Series 2014-1A, Class A1, 2.50% (A), 05/15/2026 (B)	4,150,000	4,150,191
Lockwood Grove CLO, Ltd. Series 2014-1A, Class A1R, 2.33% (A), 04/25/2025 (B)	8,600,000	8,599,940
Malin CLO BV Series 2007-1A, Class VFNE, 0.00% (A), 05/07/2023 (B)	EUR 3,149,507	3,297,229
Master Asset-Backed Securities Trust Series 2007-HE2, Class A1, 1.91% (A), 08/25/2037	$ 4,073,358	3,158,030

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Morgan Stanley ABS Capital I, Inc. Trust
Series 2004-HE9, Class M2,
1.69% (A), 11/25/2034	$ 2,555,957	$ 2,357,548
Series 2005-WMC6, Class M3,
1.52% (A), 07/25/2035	5,900,000	5,704,622
Series 2007-HE5, Class A2C,
1.01% (A), 03/25/2037	3,270,483	1,728,095
National Collegiate Student Loan Trust Series 2005-1, Class A4, 1.00% (A), 11/27/2028	669,096	664,644
New Century Home Equity Loan Trust Series 2005-C, Class A2C, 1.01% (A), 12/25/2035	1,294,382	1,282,512
OCP CLO, Ltd. Series 2014-6A, Class A1A, 2.33% (A), 07/17/2026 (B)	5,300,000	5,302,120
Palmer Square CLO, Ltd. Series 2013-2A, Class A1A, 2.28% (A), 10/17/2025 (B)	6,500,000	6,500,169
Penarth Master Issuer PLC Series 2015-2A, Class A1, 1.14% (A), 05/18/2019 (B)	7,800,000	7,796,155
RAAC Trust Series 2007-SP1, Class M2, 1.76% (A), 03/25/2037	5,212,000	4,117,878
Race Point V CLO, Ltd. Series 2011-5AR, Class AR, 1.64% (A), 12/15/2022 (B)	4,024,122	4,023,945
RAMP Trust Series 2004-RS11, Class M2, 2.41% (A), 11/25/2034	320,539	307,179
RASC Trust
Series 2005-KS11, Class M2,
1.18% (A), 12/25/2035	7,100,000	6,538,401
Series 2006-KS9, Class AI3,
0.92% (A), 11/25/2036	2,488,053	2,285,260
Series 2007-KS3, Class AI4,
1.10% (A), 04/25/2037	2,700,000	2,061,597
Santander Drive Auto Receivables Trust Series 2015-4, Class A2A, 1.20%, 12/17/2018	700,703	700,723
Shackleton II CLO, Ltd. Series 2012-2A, Class A1R, 2.06% (A), 10/20/2023 (B)	7,200,000	7,199,971
SLM Student Loan Trust Series 2005-3, Class A5, 0.97% (A), 10/25/2024	7,675,423	7,636,378
Soundview Home Loan Trust
Series 2005-3, Class M3,
1.58% (A), 06/25/2035	310,267	285,904
Series 2006-OPT2, Class A3,
0.94% (A), 05/25/2036	2,504,704	2,402,216
Series 2007-WMC1, Class 3A1,
0.87% (A), 02/25/2037	1,334,400	507,427
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 04/25/2029 (B)	6,494,831	6,527,305

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Structured Asset Investment Loan Trust
Series 2004-11, Class A4,
1.66% (A), 01/25/2035	$ 2,852,147	$ 2,824,939
Series 2005-9, Class M1,
1.18% (A), 11/25/2035	6,000,000	4,711,898
TICC CLO LLC Series 2012-1A, Class A, 1.75% (A), 08/25/2023 (B)	4,821,952	4,826,509
Tralee CLO III, Ltd. Series 2014-3A, Class A1R, 1.80% (A), 07/20/2026 (B)	6,000,000	5,999,976
Tuolumne Grove CLO, Ltd. Series 2014-1A, Class A1, 2.38% (A), 04/25/2026 (B)	9,000,000	8,982,540
U.S. Small Business Administration
Series 2003-20I, Class 1,
5.13%, 09/01/2023	59,205	63,282
Series 2004-20C, Class 1,
4.34%, 03/01/2024	463,747	481,598
Series 2008-20L, Class 1,
6.22%, 12/01/2028	1,111,871	1,235,942
Wachovia Mortgage Loan Trust Series 2005-WMC1, Class M2, 1.45% (A), 10/25/2035	1,651,000	1,212,538
WaMu Asset-Backed Certificates Trust Series 2007-HE2, Class 2A3, 1.01% (A), 04/25/2037	4,927,032	2,262,611

Total Asset-Backed Securities (Cost $257,869,378)		260,252,514

CERTIFICATES OF DEPOSIT - 4.7%
Banks - 4.3%
Abbey National Treasury Services PLC 1.40% (A), 07/07/2017	7,300,000	7,300,000
Barclays Bank PLC
1.70% (A), 12/06/2017	2,000,000	2,000,000
1.74% (A), 11/06/2017	27,400,000	27,400,000
Mitsubishi UFJ Trust & Banking Corp. 1.71% (A), 09/19/2017	6,200,000	6,200,000
Mizuho Bank, Ltd. 1.65% (A), 12/12/2017	11,200,000	11,200,000
Natixis SA 1.69% (A), 09/25/2017 - 10/02/2017	17,300,000	17,300,000
Norinchukin Bank 1.59% (A), 10/10/2017	14,100,000	14,100,000
Sumitomo Mitsui Banking Corp. 1.66% (A), 09/15/2017	6,800,000	6,800,000
Sumitomo Mitsui Trust Bank, Ltd. 1.57% (A), 10/06/2017	14,200,000	14,200,000
1.72% (A), 09/18/2017	12,300,000	12,300,000

		118,800,000

Capital Markets - 0.4%
Credit Suisse AG 1.75 (A), 09/12/2017	12,000,000	12,000,000

Total Certificates of Deposit (Cost $130,800,000)		130,800,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES - 29.6%
Airlines - 0.2%
Latam Airlines Pass-Through Trust 4.20%, 08/15/2029	$ 5,521,713	$ 5,438,888

Banks - 15.9%
Banco do Brasil SA 3.75%, 07/25/2018, MTN (B)	EUR 2,300,000	2,477,837
Banco Espirito Santo SA
2.63%, 05/08/2017, MTN (C) (D) (E)	1,600,000	463,166
4.00%, 01/21/2019, MTN (C) (D) (E)	800,000	231,583
Banco Popular Espanol SA 11.50% (A), 10/10/2018, MTN (D) (F)	1,000,000	1,054,050
Banco Santander Chile 1.78% (A), 04/11/2017 (B)	$ 7,900,000	7,890,520
Banco Santander SA 6.25% (A), 09/11/2021 (D) (F) (G)	EUR 7,500,000	7,395,922
Bank of America Corp.
4.10%, 07/24/2023	$ 4,100,000	4,282,860
5.65%, 05/01/2018, MTN	2,400,000	2,514,629
6.00%, 09/01/2017	1,400,000	1,440,571
6.40%, 08/28/2017, MTN	16,700,000	17,212,105
6.88%, 04/25/2018, MTN	6,400,000	6,802,624
7.63%, 06/01/2019, MTN	15,000,000	16,855,740
Bank of America NA 1.39% (A), 06/05/2017	4,300,000	4,304,687
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.98% (A), 09/14/2018 (B)	12,900,000	12,959,069
Barclays Bank PLC
1.49% (A), 02/17/2017	5,925,000	5,927,032
7.63%, 11/21/2022	2,800,000	3,073,000
10.18%, 06/12/2021 (B)	5,520,000	6,854,239
Barclays PLC 2.99% (A), 08/10/2021	5,200,000	5,328,591
BNP Paribas SA 7.38% (A), 08/19/2025 (B) (F)	4,800,000	4,829,731
BPCE SA 4.63%, 07/11/2024 (B)	1,000,000	988,068
CIT Group, Inc.
4.25%, 08/15/2017	1,500,000	1,520,625
5.25%, 03/15/2018	14,000,000	14,507,500
5.50%, 02/15/2019 (B)	6,400,000	6,752,000
Citigroup, Inc.
1.77% (A), 07/30/2018	6,100,000	6,137,966
2.05%, 06/07/2019	500,000	498,113
2.36% (A), 09/01/2023	4,300,000	4,385,497
2.38% (A), 03/30/2021	1,100,000	1,117,468
3.70%, 01/12/2026	7,000,000	6,963,964
8.40% (A), 04/30/2018 (F)	5,300,000	5,690,875
Cooperatieve Rabobank UA
4.38%, 08/04/2025	7,400,000	7,593,347
11.00% (A), 06/30/2019 (B) (F)	1,800,000	2,115,540
Credit Agricole SA
7.50% (A), 06/23/2026 (D) (F)	GBP 2,500,000	3,080,346
8.13% (A), 09/19/2033 (D)	$ 6,800,000	7,315,100
Eksportfinans ASA 5.50%, 06/26/2017, MTN	700,000	709,905
HSBC Holdings PLC 2.50% (A), 01/05/2022	7,300,000	7,436,021

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
JPMorgan Chase & Co.
2.40%, 06/07/2021 (G)	$ 7,500,000	$ 7,431,105
2.55%, 10/29/2020 - 03/01/2021	8,100,000	8,076,466
2.75%, 06/23/2020	10,000,000	10,090,440
3.90%, 07/15/2025	7,100,000	7,300,781
6.30%, 04/23/2019	3,000,000	3,278,211
JPMorgan Chase Bank NA 6.00%, 10/01/2017	1,600,000	1,651,174
KBC Bank NV 8.00% (A), 01/25/2023 (D)	2,400,000	2,530,800
Lloyds Bank PLC 12.00% (A), 12/16/2024 (B) (F)	18,400,000	24,518,000
Lloyds Banking Group PLC 7.63% (A), 06/27/2023 (D) (F)	GBP 2,500,000	3,216,656
Mizuho Bank, Ltd. 1.45% (A), 09/25/2017 (B)	$ 10,300,000	10,293,408
National Australia Bank, Ltd. 2.25%, 03/16/2021 (B)	6,000,000	5,943,492
Nykredit Realkredit A/S
1.00%, 04/01/2017	DKK 22,000,000	3,125,265
2.00%, 04/01/2017 - 04/01/2018	180,200,000	25,819,393
Realkredit Danmark A/S
1.00%, 01/01/2017 - 01/01/2018, MTN	307,700,000	43,676,369
1.00%, 01/01/2018 (H)	20,000,000	2,867,908
1.00%, 04/01/2018	146,600,000	21,078,849
2.00%, 04/01/2017 - 04/01/2018	164,000,000	23,503,027
Royal Bank of Canada 2.30%, 03/22/2021	$ 6,000,000	5,958,000
Royal Bank of Scotland Group PLC
3.88%, 09/12/2023	6,500,000	6,241,664
6.99% (A), 10/05/2017 (B) (F)	3,600,000	3,879,000
Royal Bank of Scotland PLC 9.50% (A), 03/16/2022, MTN (D)	8,575,000	8,707,570
Sumitomo Mitsui Financial Group, Inc. 2.63% (A), 03/09/2021	6,000,000	6,172,692
Wells Fargo & Co.
2.10%, 07/26/2021	4,000,000	3,892,220
2.12% (A), 10/31/2023	2,000,000	2,024,686
2.50%, 03/04/2021	2,500,000	2,481,475
7.98% (A), 03/15/2018 (F)	8,700,000	9,091,500

		441,560,442

Beverages - 0.0% (I)
Constellation Brands, Inc. 4.25%, 05/01/2023	700,000	725,823

Biotechnology - 0.1%
AbbVie, Inc. 2.30%, 05/14/2021	2,500,000	2,449,465

Capital Markets - 3.4%
Credit Suisse Group Funding Guernsey, Ltd.
3.17% (A), 04/16/2021	5,300,000	5,494,897
3.45%, 04/16/2021	3,700,000	3,723,354
3.75%, 03/26/2025	6,825,000	6,721,274
3.80%, 06/09/2023	5,600,000	5,593,829

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Deutsche Bank AG
3.38%, 05/12/2021, MTN	$ 6,400,000	$ 6,335,283
4.25%, 10/14/2021 (B)	5,700,000	5,721,979
Goldman Sachs Group, Inc.
2.01% (A), 11/15/2018, MTN	3,300,000	3,331,370
3.75%, 05/22/2025	15,400,000	15,440,055
5.95%, 01/18/2018	3,050,000	3,177,313
Morgan Stanley
6.25%, 08/28/2017, MTN	5,500,000	5,666,974
6.63%, 04/01/2018, MTN	13,900,000	14,699,639
Piper Jaffray Cos. 5.06%, 10/09/2018 (B) (J)	2,000,000	2,027,500
UBS AG
1.49% (A), 06/01/2017	1,500,000	1,501,862
1.78% (A), 06/01/2020	500,000	500,376
5.88%, 12/20/2017	1,569,000	1,633,233
7.25% (A), 02/22/2022, MTN (D)	2,100,000	2,112,426
UBS Group Funding Jersey, Ltd. 3.00%, 04/15/2021 (B)	11,000,000	11,005,797

		94,687,161

Commercial Services & Supplies - 0.1%
Pentair Finance SA 1.88%, 09/15/2017	4,000,000	4,005,968

Construction & Engineering - 0.0% (I)
Odebrecht Offshore Drilling Finance, Ltd.
6.63%, 10/01/2023 (B)	3,761,120	1,082,112
6.75%, 10/01/2023 (B)	420,600	111,459

		1,193,571

Consumer Finance - 2.2%
Ally Financial, Inc.
2.75%, 01/30/2017	3,600,000	3,600,720
5.50%, 02/15/2017	1,800,000	1,806,750
8.00%, 03/15/2020	9,140,000	10,351,050
Daimler Finance North America LLC
1.88%, 01/11/2018 (B)	1,300,000	1,301,775
2.00%, 08/03/2018 (B)	6,600,000	6,609,134
Ford Motor Credit Co. LLC
2.55%, 10/05/2018	7,200,000	7,240,493
2.94%, 01/08/2019, MTN	6,600,000	6,675,319
3.20%, 01/15/2021	6,500,000	6,509,484
General Motors Financial Co., Inc. 3.00%, 09/25/2017	2,200,000	2,220,660
OneMain Financial Holdings LLC
6.75%, 12/15/2019 (B)	800,000	834,000
7.25%, 12/15/2021 (B)	700,000	729,750
Springleaf Finance Corp. 6.50%, 09/15/2017, MTN	8,400,000	8,610,000
Synchrony Financial 2.29% (A), 11/09/2017	4,400,000	4,428,811

		60,917,946

Diversified Financial Services - 0.9%
Bear Stearns Cos. LLC
6.40%, 10/02/2017	2,200,000	2,279,081
7.25%, 02/01/2018	1,500,000	1,587,357
Blackstone CQP Holdco, LP 9.30%, 03/19/2019 (B) (J) (K)	2,729,584	2,750,056

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
LeasePlan Corp. NV 2.88%, 01/22/2019 (B)	$ 6,400,000	$ 6,397,977
Nordea Kredit Realkreditaktieselskab
1.00%, 10/01/2017, MTN	DKK 25,400,000	3,631,562
2.00%, 01/01/2018	18,300,000	2,651,123
Tayarra, Ltd. 3.63%, 02/15/2022	$ 6,166,532	6,426,260

		25,723,416

Diversified Telecommunication Services - 0.6%
AT&T, Inc.
1.42% (A), 03/30/2017	7,300,000	7,304,373
2.80%, 02/17/2021	5,200,000	5,158,696
Verizon Communications, Inc.
2.71% (A), 09/14/2018	1,000,000	1,022,322
3.65%, 09/14/2018	3,300,000	3,408,956

		16,894,347

Electric Utilities - 0.5%
Entergy Corp. 4.00%, 07/15/2022	3,400,000	3,555,302
Jersey Central Power & Light Co. 4.70%, 04/01/2024 (B)	4,700,000	5,000,889
PSEG Power LLC 3.00%, 06/15/2021 (G)	4,400,000	4,413,517

		12,969,708

Energy Equipment & Services - 0.4%
Regency Energy Partners, LP / Regency Energy Finance Corp.
4.50%, 11/01/2023	5,500,000	5,580,988
5.00%, 10/01/2022	500,000	529,850
5.88%, 03/01/2022	2,831,000	3,114,264
Sabine Pass Liquefaction LLC 5.88%, 06/30/2026 (B)	2,000,000	2,155,000

		11,380,102

Equity Real Estate Investment Trusts - 0.8%
Alexandria Real Estate Equities, Inc. 4.30%, 01/15/2026	4,100,000	4,213,714
AvalonBay Communities, Inc. 3.45%, 06/01/2025, MTN	5,500,000	5,506,325
Crown Castle International Corp. 5.25%, 01/15/2023	4,000,000	4,305,000
HCP, Inc. 4.00%, 12/01/2022	3,000,000	3,088,239
Hospitality Properties Trust 4.25%, 02/15/2021	1,900,000	1,965,656
WEA Finance LLC / Westfield UK & Europe Finance PLC 3.25%, 10/05/2020 (B)	4,200,000	4,271,408

		23,350,342

Food & Staples Retailing - 0.3%
CVS Health Corp. 2.80%, 07/20/2020	8,100,000	8,218,300

Gas Utilities - 0.2%
National Fuel Gas Co. 5.20%, 07/15/2025	6,300,000	6,543,161

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Equipment & Supplies - 0.1%
Boston Scientific Corp. 6.00%, 01/15/2020	$ 2,800,000	$ 3,076,727

Hotels, Restaurants & Leisure - 0.2%
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.50%, 03/01/2025 (B) (G)	6,200,000	6,150,400

Insurance - 0.1%
American International Group, Inc. 3.75%, 07/10/2025	2,200,000	2,214,199

Oil, Gas & Consumable Fuels - 1.0%
Cheniere Corpus Christi Holdings LLC 5.88%, 03/31/2025 (B)	6,500,000	6,632,015
CNPC General Capital, Ltd. 1.80% (A), 05/14/2017 (B)	7,200,000	7,203,758
Kinder Morgan Energy Partners, LP 5.95%, 02/15/2018	1,000,000	1,043,121
Kinder Morgan, Inc.
1.50%, 03/16/2022	EUR 4,400,000	4,690,391
5.63%, 11/15/2023 (B)	$ 2,331,000	2,558,531
7.80%, 08/01/2031, MTN	625,000	772,686
Petrobras Global Finance BV
4.38%, 05/20/2023	1,075,000	939,228
5.75%, 01/20/2020	682,000	690,525
8.38%, 05/23/2021	3,300,000	3,555,750

		28,086,005

Pharmaceuticals - 0.8%
Actavis Funding SCS
3.00%, 03/12/2020	1,200,000	1,216,636
3.45%, 03/15/2022	300,000	304,503
Baxalta, Inc.
2.88%, 06/23/2020	9,250,000	9,247,687
4.00%, 06/23/2025	4,200,000	4,212,268
Valeant Pharmaceuticals International, Inc.
4.50%, 05/15/2023 (D)	EUR 1,650,000	1,251,070
5.38%, 03/15/2020 (B)	$ 3,800,000	3,211,000
6.75%, 08/15/2021 (B)	2,000,000	1,660,000

		21,103,164

Road & Rail - 0.3%
Hellenic Railways Organization SA 4.03%, 03/17/2017	EUR 6,600,000	6,860,649

Software - 0.1%
Oracle Corp. 2.40%, 09/15/2023	$ 3,700,000	3,584,564

Specialty Retail - 0.0% (I)
AutoNation, Inc. 6.75%, 04/15/2018	700,000	738,484

Technology Hardware, Storage & Peripherals - 0.3%
Apple, Inc. 2.85%, 05/06/2021	1,000,000	1,020,746
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 5.45%, 06/15/2023 (B)	6,500,000	6,894,803

		7,915,549

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Tobacco - 0.2%
Imperial Brands Finance PLC 2.05%, 07/20/2018 (B)	$ 2,900,000	$ 2,899,344
Reynolds American, Inc. 2.30%, 06/12/2018	2,100,000	2,113,312

		5,012,656

Trading Companies & Distributors - 0.6%
International Lease Finance Corp.
7.13%, 09/01/2018 (B)	13,200,000	14,223,000
8.75%, 03/15/2017	1,900,000	1,926,125

		16,149,125

Wireless Telecommunication Services - 0.3%
Sprint Communications, Inc. 9.13%, 03/01/2017	3,500,000	3,539,375
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC 3.36%, 03/20/2023 (B)	3,900,000	3,907,293

		7,446,668

Total Corporate Debt Securities (Cost $822,971,785)		824,396,830

FOREIGN GOVERNMENT OBLIGATIONS - 2.5%
Brazil - 2.5%
Brazil Letras do Tesouro Nacional Zero Coupon, 04/01/2017 - 04/01/2018	BRL 245,000,000	69,940,074

Total Foreign Government Obligations (Cost $69,530,301)		69,940,074

LOAN ASSIGNMENTS - 0.1%
Automobiles - 0.0% (I)
FCA US LLC Term Loan B, 3.50% (A), 05/24/2017	$ 807,486	809,202

Pharmaceuticals - 0.1%
Valeant Pharmaceuticals International, Inc. Term Loan B F1, 5.50% (A), 04/01/2022	2,843,620	2,843,975

Total Loan Assignments (Cost $3,485,414)		3,653,177

MORTGAGE-BACKED SECURITIES - 9.4%
Adjustable Rate Mortgage Trust
Series 2005-10, Class 1A21,
3.21% (A), 01/25/2036	184,521	158,598
Series 2005-4, Class 1A1,
3.04% (A), 08/25/2035	164,398	127,310
Series 2005-5, Class 2A1,
5.09% (A), 09/25/2035	166,878	137,916
Alternative Loan Trust
Series 2003-J3, Class 2A1,
6.25%, 12/25/2033	69,943	71,503
Series 2005, Class J12-2A1,
1.03% (A), 08/25/2035	5,227,763	3,364,365
Series 2005-14, Class 2A1,
0.97% (A), 05/25/2035	222,101	184,015
Series 2005-56, Class 5A2,
1.35% (A), 11/25/2035	514,959	429,928

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Alternative Loan Trust (continued)
Series 2005-59, Class 1A1,
1.07% (A), 11/20/2035	$ 4,334,242	$ 3,639,276
Series 2005-62, Class 2A1,
1.57% (A), 12/25/2035	20,253	18,396
Series 2005-80CB, Class 1A1,
6.00%, 02/25/2036	7,088,961	6,474,596
Series 2005-81, Class A1,
1.04% (A), 02/25/2037	1,192,869	973,339
Series 2006-OA1, Class 2A1,
0.95% (A), 03/20/2046	970,440	717,762
Series 2006-OA12, Class A1B,
0.93% (A), 09/20/2046	4,736,982	3,448,532
Series 2006-OA17, Class 1A1A,
0.93% (A), 12/20/2046	3,003,622	2,164,496
Series 2006-OA19, Class A1,
0.92% (A), 02/20/2047	4,796,901	3,328,720
Series 2006-OA21, Class A1,
0.93% (A), 03/20/2047	2,896,798	1,995,923
Series 2007-9T1, Class 1A10,
6.00%, 05/25/2037	1,315,944	947,360
Series 2007-HY4, Class 1A1,
3.13% (A), 06/25/2037	2,430,268	2,158,697
American Home Mortgage Assets Trust
Series 2006-4, Class 1A12,
0.97% (A), 10/25/2046	2,773,648	1,839,923
Series 2006-5, Class A1,
1.49% (A), 11/25/2046	7,132,983	3,691,066
Series 2007-1, Class A1,
1.27% (A), 02/25/2047	4,338,135	2,540,876
BAMLL Commercial Mortgage Securities Trust
Series 2015-ASHF, Class A,
1.92% (A), 01/15/2028 (B)	4,100,000	4,106,571
Series 2016-ASHF, Class A,
2.44% (A), 12/15/2033 (B)	6,000,000	6,018,550
Banc of America Funding Trust
Series 2005-D, Class A1,
3.03% (A), 05/25/2035	5,866,321	5,986,414
Series 2006-D, Class 5A1,
3.15% (A), 05/20/2036	493,111	443,909
Series 2006-J, Class 4A1,
3.21% (A), 01/20/2047	89,275	75,043
Series 2009-R6, Class 3A1,
2.54% (A), 01/26/2037 (B)	117,028	116,993
Banc of America Re-REMIC Trust Series 2010-UB5, Class A4A, 5.74% (A), 02/17/2051 (B)	7,060,995	7,094,534
BBCMS Trust Series 2015-STP, Class A, 3.32%, 09/10/2028 (B)	8,000,000	8,118,968
BCAP LLC Trust Series 2013-RR12, Class 1A3, 1.08% (A), 05/26/2035 (B)	124,330	116,660
Bear Stearns Alt-A Trust
Series 2005-8, Class 21A1,
2.99% (A), 10/25/2035	3,277,185	3,096,422
Series 2006-6, Class 32A1,
3.11% (A), 11/25/2036	804,654	584,693

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns Alt-A Trust (continued)
Series 2006-8, Class 3A1,
0.92% (A), 02/25/2034	$ 483,673	$ 440,861
Series 2006-R1, Class 2E21,
3.11% (A), 08/25/2036	645,320	445,868
Bear Stearns ARM Trust
Series 2003-5, Class 2A1,
3.04% (A), 08/25/2033	586,115	583,419
Series 2003-8, Class 2A1,
3.53% (A), 01/25/2034	40,986	41,484
Series 2003-8, Class 4A1,
3.35% (A), 01/25/2034	117,022	117,078
Series 2003-9, Class 2A1,
3.33% (A), 02/25/2034	99,560	99,371
Series 2004-10, Class 22A1,
3.59% (A), 01/25/2035	113,470	110,859
Series 2005-2, Class A2,
3.13% (A), 03/25/2035	191,491	192,740
Series 2005-5, Class A2,
2.82% (A), 08/25/2035	168,735	168,095
Series 2006-4, Class 1A1,
3.34% (A), 10/25/2036	354,900	301,336
Bear Stearns Structured Products, Inc. Trust
Series 2007-R6, Class 1A1,
3.01% (A), 01/26/2036	418,848	328,171
Series 2007-R6, Class 2A1,
3.11% (A), 12/26/2046	305,557	236,998
Berica 8 Residential MBS Srl Series 2008, Class A, 0.00% (A), 03/31/2048 (D)	EUR 5,658,318	5,912,816
Berica ABS Srl Series 2011-1, Class A1, 0.00% (A), 12/31/2055 (D)	4,548,048	4,772,989
Business Mortgage Finance 7 PLC Series 7X, Class A1, 2.40% (A), 02/15/2041 (D)	GBP 3,063,726	3,593,295
CD Mortgage Trust Series 2007-CD5, Class A4, 5.89% (A), 11/15/2044	$ 269,232	273,627
ChaseFlex Trust Series 2007-3, Class 1A2, 1.22% (A), 07/25/2037	1,758,229	879,040
CHL Mortgage Pass-Through Trust
Series 2002-30, Class M,
3.33% (A), 10/19/2032	47,055	38,677
Series 2004-12, Class 11A1,
3.17% (A), 08/25/2034	47,255	40,152
Series 2005-HY10, Class 5A1,
3.15% (A), 02/20/2036	171,562	140,983
Series 2006-OA5, Class 2A2,
1.06% (A), 04/25/2046	83,323	66,985
Citigroup Commercial Mortgage Trust Series 2016-P5, Class AAB, 2.84%, 10/10/2049	7,200,000	7,070,969
Citigroup Mortgage Loan Trust
Series 2005-6, Class A1,
2.69% (A), 09/25/2035	276,244	283,861
Series 2005-6, Class A2,
2.76% (A), 09/25/2035	200,831	206,837

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Citigroup Mortgage Loan Trust (continued)
Series 2010-9, Class 2A1,
2.99% (A), 11/25/2035 (B)	$ 200,901	$ 199,567
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-AR15, Class 2A1, 2.74% (A), 06/25/2033	389,017	383,275
CSMC Trust Series 2008-3R, Class 1A2, 4.34% (A), 07/26/2037 (B)	1,328,198	1,158,902
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-AR1, Class 2A1, 2.33% (A), 08/25/2035	131,103	101,100
Eurosail PLC Series 2007-3X, Class A3C, 1.33% (A), 06/13/2045 (D)	GBP 2,519,369	2,945,789
First Horizon Mortgage Pass-Through Trust Series 2005-AR3, Class 2A1, 2.98% (A), 08/25/2035	$ 53,080	45,663
Fort Cre LLC Series 2016-1A, Class A1, 2.24% (A), 05/21/2036 (B) (L) (M)	11,308,594	11,308,594
GreenPoint Mortgage Funding Trust
Series 2006-AR2, Class 4A1,
2.57% (A), 03/25/2036	8,649,176	7,194,055
Series 2006-AR7, Class 1A32,
0.96% (A), 12/25/2046	558,637	402,855
GS Mortgage Securities Corp. Trust Series 2016-RENT, Class A, 3.20%, 02/10/2029 (B)	6,000,000	6,113,654
GS Mortgage Securities Trust
Series 2016-GS3, Class AAB,
2.78%, 10/10/2049	4,400,000	4,358,121
Series 2016-GS3, Class WMA,
3.60% (A), 10/10/2049 (B)	2,000,000	1,978,348
GSR Mortgage Loan Trust
Series 2004-12, Class 1A1,
1.10% (A), 12/25/2034	435,692	392,164
Series 2005-8F, Class 2A6,
5.50%, 11/25/2035	5,157,403	5,131,492
Series 2005-AR6, Class 2A1,
3.01% (A), 09/25/2035	289,089	298,645
Series 2006-AR1, Class 2A1,
3.29% (A), 01/25/2036	4,712	4,378
HarborView Mortgage Loan Trust
Series 2006-5, Class 2A1A,
0.92% (A), 07/19/2046	879,033	500,831
Series 2006-7, Class 2A1A,
0.94% (A), 09/19/2046	403,272	289,668
Hilton USA Trust Series 2016-SFP, Class A, 2.83%, 11/05/2035 (B)	8,600,000	8,457,274
Independent National Mortgage Corp. Index Mortgage Loan Trust Series 2006-AR12, Class A1, 0.95% (A), 09/25/2046	526,410	432,195
JPMCC Re-REMIC Trust Series 2016-FLRR, Class AFL, 2.15% (A), 01/15/2033 (B)	6,900,000	6,899,994

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class A3, 5.87% (A), 09/15/2045	$ 3,330,715	$ 3,412,970
Lehman XS Trust Series 2006-4N, Class A1B1, 0.93% (A), 04/25/2046	2	2
Luminent Mortgage Trust Series 2006-6, Class A1, 0.96% (A), 10/25/2046	351,370	300,014
Marche Mutui Srl Series 6, Class A1, 1.94% (A), 01/27/2064 (D)	EUR 1,932,429	2,049,536
MASTR Alternative Loan Trust Series 2006-2, Class 2A1, 1.16% (A), 03/25/2036	$ 250,198	47,028
Merrill Lynch Mortgage Investors Trust
Series 2005-2, Class 1A,
2.54% (A), 10/25/2035	3,930,405	3,910,076
Series 2005-2, Class 3A,
1.62% (A), 10/25/2035	44,424	41,985
Series 2005-3, Class 4A,
1.01% (A), 11/25/2035	23,493	22,005
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C20, Class ASB,
3.07%, 02/15/2048	6,000,000	6,086,481
Series 2015-C27, Class ASB,
3.56%, 12/15/2047	5,300,000	5,476,728
Morgan Stanley Capital I Trust Series 2015-XLF1, Class A, 1.84% (A), 08/14/2031 (B)	8,689,037	8,664,094
Morgan Stanley Mortgage Loan Trust Series 2007-14AR, Class 1A3, 3.19% (A), 10/25/2037	1,726,909	1,504,703
NACC Reperforming Loan REMIC Trust Series 2004-R1, Class A1, 6.50%, 03/25/2034 (B)	512,679	456,112
RALI Trust
Series 2005-QA13, Class 2A1,
4.08% (A), 12/25/2035	2,798,373	2,424,290
Series 2005-QO3, Class A1,
1.16% (A), 10/25/2045	328,796	249,217
Series 2006-QO6, Class A1,
0.94% (A), 06/25/2046	6,155,275	2,616,744
Series 2007-QO2, Class A1,
0.91% (A), 02/25/2047	4,811,380	2,689,953
RBSSP Resecuritization Trust Series 2009-6, Class 2A1, 2.85% (A), 01/26/2036 (B)	8,111,829	8,176,843
Reperforming Loan REMIC Trust
Series 2003-R4, Class 2A,
5.26% (A), 01/25/2034 (B)	367,565	360,596
Series 2004-R1, Class 2A,
6.50%, 11/25/2034 (B)	269,578	269,361
Series 2005-R2, Class 1AF1,
1.10% (A), 06/25/2035 (B)	492,946	436,204
Series 2006-R1, Class AF1,
1.10% (A), 01/25/2036 (B)	4,876,523	4,265,634

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Residential Asset Securitization Trust Series 2007-A2, Class 2A2, 6.50%, 04/25/2037	$ 4,503,266	$ 2,688,908
Residential Mortgage Securities PLC Series 20X, Class A2A, 0.66% (A), 08/10/2038 (D)	GBP 2,140,470	2,489,260
RFMSI Trust
Series 2003-S9, Class A1,
6.50%, 03/25/2032	$ 6,731	6,990
Series 2005-SA4, Class 1A21,
3.41% (A), 09/25/2035	577,654	451,574
RMAC Securities No. 1 PLC Series 2007-NS1X, Class A2B, 1.10% (A), 06/12/2044 (D)	9,271,199	8,679,650
Sequoia Mortgage Trust
Series 2004-12, Class A1,
1.28% (A), 01/20/2035	916,861	837,608
Series 2010, Class 2A1,
1.50% (A), 10/20/2027	20,829	19,549
Silverstone Master Issuer PLC Series 2015-1A, Class 1A, 0.77% (A), 01/21/2070 (B)	GBP 2,050,000	2,528,643
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-12, Class 3A1,
3.20% (A), 09/25/2034	$ 134,842	133,839
Series 2004-20, Class 3A1,
2.99% (A), 01/25/2035	135,166	127,365
Series 2005-1, Class 1A1,
3.08% (A), 02/25/2035	323,484	311,608
Series 2005-17, Class 3A1,
3.08% (A), 08/25/2035	57,046	52,226
Series 2005-18, Class 3A1,
3.17% (A), 09/25/2035	1,933,062	1,580,368
Series 2006-8, Class 1A2,
3.14% (A), 09/25/2036	4,577,039	3,283,661
Structured Asset Mortgage Investments II Trust
Series 2005-AR5, Class A1,
0.99% (A), 07/19/2035	99,281	88,617
Series 2005-AR5, Class A2,
0.99% (A), 07/19/2035	51,658	50,090
Series 2005-AR5, Class A3,
0.99% (A), 07/19/2035	122,574	118,420
Series 2005-AR8, Class A1A,
1.04% (A), 02/25/2036	210,069	176,266
Series 2006-AR3, Class 12A1,
0.98% (A), 05/25/2036	1,363,176	1,046,530
Series 2006-AR6, Class 2A1,
0.95% (A), 07/25/2046	3,737,728	3,086,966
Series 2006-AR7, Class A1BG,
0.88% (A), 08/25/2036	3,519,161	2,798,836
Structured Asset Mortgage Investments Trust Series 2002-AR3, Class A1, 1.40% (A), 09/19/2032	22,987	22,312
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR9, Class 2A,
2.85% (A), 09/25/2033	1,379,573	1,348,998

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates Trust (continued)
Series 2005-AR13, Class A1A1,
1.05% (A), 10/25/2045	$ 3,204,517	$ 3,065,500
Series 2006-AR10, Class 1A1,
2.84% (A), 09/25/2036	1,015,992	934,776
Series 2006-AR17, Class 1A,
1.36% (A), 12/25/2046	4,421,551	3,428,274
Series 2006-AR19, Class 1A1A,
1.30% (A), 01/25/2047	162,074	145,740
Series 2006-AR3, Class A1A,
1.57% (A), 02/25/2046	718,360	657,510
Series 2006-AR7, Class 2A,
1.55% (A), 07/25/2046	197,001	159,025
Series 2006-AR7, Class 3A,
2.10% (A), 07/25/2046	1,292,689	1,192,357
Series 2006-AR9, Class 2A,
2.10% (A), 08/25/2046	1,110,710	1,016,131
Series 2007-HY1, Class 1A1,
2.52% (A), 02/25/2037	505,996	455,064
Series 2007-HY4, Class 2A2,
2.31% (A), 04/25/2037	3,818,108	3,173,072
Wells Fargo Mortgage-Backed Securities Trust
Series 2004-CC, Class A1,
3.04% (A), 01/25/2035	178,397	179,640
Series 2005-AR2, Class 1A1,
2.93% (A), 03/25/2035	2,027,862	2,025,843
Series 2006-AR4, Class 2A6,
3.20% (A), 04/25/2036	30,173	2,491
Series 2006-AR8, Class 2A4,
3.08% (A), 04/25/2036	337,830	332,095

Total Mortgage-Backed Securities (Cost $264,069,923)		261,270,807

MUNICIPAL GOVERNMENT OBLIGATIONS - 2.6%
California - 1.0%
Bay Area Toll Authority, Revenue Bonds
Series S1,
7.04%, 04/01/2050	2,400,000	3,395,016
Series S3,
6.91%, 10/01/2050	8,100,000	11,369,970
Metropolitan Water District of Southern California, Revenue Bonds Series A, 6.95%, 07/01/2040	3,000,000	3,455,730
State of California, General Obligation Unlimited
7.30%, 10/01/2039	3,000,000	4,237,170
7.63%, 03/01/2040	3,100,000	4,554,892

		27,012,778

Illinois - 0.8%
Chicago Transit Authority, Revenue Bonds
Series A,
6.90%, 12/01/2040	9,300,000	11,613,375
Series B,
6.90%, 12/01/2040	6,100,000	7,617,375
State of Illinois, General Obligation Unlimited 6.63%, 02/01/2035	2,000,000	2,009,760

		21,240,510

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Kentucky - 0.0% (I)
Kentucky State Property & Building Commission, Revenue Bonds
Series C,
4.30%, 11/01/2019	$ 500,000	$ 529,355
4.40%, 11/01/2020	600,000	642,102

		1,171,457

New York - 0.7%
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds
4.73%, 11/01/2023	900,000	987,588
4.91%, 11/01/2024	600,000	671,334
Port Authority of New York & New Jersey, Revenue Bonds 4.46%, 10/01/2062	18,100,000	18,160,273

		19,819,195

West Virginia - 0.1%
Tobacco Settlement Finance Authority, Revenue Bonds Series A, 7.47%, 06/01/2047	2,285,000	2,045,144

Total Municipal Government Obligations (Cost $66,851,781)		71,289,084

U.S. GOVERNMENT AGENCY OBLIGATIONS - 50.3%
Federal Home Loan Mortgage Corp.
2.59% (A), 09/01/2035	82,226	86,360
2.79% (A), 08/01/2023	26,502	27,107
3.12% (A), 09/01/2035	759,405	813,780
3.50%, TBA (H) (N) (O)	29,000,000	29,649,545
4.00%, TBA (H) (N) (O)	16,000,000	16,785,312
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Interest Only STRIPS 1.29% (A), 08/25/2022	18,167,781	1,060,426
Federal Home Loan Mortgage Corp. REMIC
1.05% (A), 12/15/2029	26,961	26,944
1.10% (A), 06/15/2041	9,028,107	9,013,286
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
1.74% (A), 10/25/2044	990,163	1,015,001
1.94% (A), 07/25/2044	498,027	499,148
6.50%, 07/25/2043	60,439	69,294
Federal National Mortgage Association
1.74% (A), 06/01/2043	130,895	133,334
2.28% (A), 08/01/2035	10,370	10,810
2.31% (A), 08/01/2035	342,445	354,967
2.61% (A), 09/01/2035	808,053	851,881
2.62% (A), 08/01/2036	172,181	181,757
2.64% (A), 07/01/2032	5,613	5,786
2.71% (A), 10/01/2035	8,940	9,441
2.73% (A), 01/01/2028	27,092	28,637
2.79% (A), 01/01/2036	5,380,374	5,692,013
2.84% (A), 12/01/2034	7,589	7,877
2.96% (A), 05/01/2035	573,006	602,332
3.00%, TBA (H) (N) (O)	254,000,000	252,042,866
3.50%, 02/01/2026	131,302	136,870
3.50%, TBA (H) (N) (O)	483,000,000	494,634,563

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
4.00%, 12/01/2040 - 03/01/2041	$ 437,898	$ 462,625
4.00%, TBA (H) (N) (O)	256,500,000	269,382,921
4.50%, 05/01/2019 - 07/01/2041	147,059	155,352
4.50%, TBA (H) (N) (O)	89,000,000	95,671,774
5.00%, 10/01/2020 - 07/01/2041	3,403,793	3,696,583
5.00%, TBA (H) (N) (O)	40,000,000	42,820,621
5.50%, 12/01/2017 - 09/01/2027	221,281	238,833
Federal National Mortgage Association REMIC
0.96% (A), 10/27/2037	1,131,810	1,130,589
0.98% (A), 09/25/2046	10,684,023	10,658,729
6.50%, 06/17/2038	549,842	548,925
Government National Mortgage Association
0.90% (A), 06/20/2061 - 10/20/2066	15,842,519	15,809,805
1.11% (A), 06/20/2065	6,172,205	6,074,265
1.13% (A), 04/20/2065 - 09/20/2065	36,183,496	35,654,979
1.13%, 07/20/2065	10,715,936	10,558,712
1.15% (A), 09/20/2065	7,478,078	7,373,396
1.21% (A), 03/20/2062	5,148,536	5,153,062
1.23% (A), 10/20/2065	7,592,933	7,591,975
1.30% (A), 10/20/2066	8,407,136	8,367,819
1.31% (A), 09/20/2066	11,870,893	11,803,610
1.33% (A), 06/20/2066	6,414,492	6,382,898
3.00%, TBA (H) (N) (O)	7,000,000	7,074,101
3.50%, TBA (H) (N) (O)	5,000,000	5,189,746
4.00%, TBA (H) (N) (O)	20,000,000	21,238,437
Overseas Private Investment Corp. 2.07%, 05/15/2021	14,829,740	14,838,638

Total U.S. Government Agency Obligations (Cost $1,395,033,254)		1,401,617,732

U.S. GOVERNMENT OBLIGATIONS - 26.5%
U.S. Treasury - 12.5%
U.S. Treasury Bond
2.25%, 08/15/2046 (P)	7,400,000	6,222,068
2.50%, 02/15/2046 (P)	2,400,000	2,132,626
2.75%, 08/15/2042	9,600,000	9,069,379
2.75%, 11/15/2042 (P)	20,800,000	19,645,434
2.88%, 05/15/2043	6,300,000	6,085,157
2.88%, 08/15/2045 (P)	54,800,000	52,734,314
3.00%, 05/15/2042	4,700,000	4,660,713
3.00%, 11/15/2044 - 05/15/2045 (P)	72,400,000	71,465,217
3.13%, 02/15/2043	4,500,000	4,559,589
3.13%, 08/15/2044 (P)	74,000,000	74,896,066
3.38%, 05/15/2044	41,000,000	43,477,630
3.63%, 08/15/2043 - 02/15/2044	13,600,000	15,076,564
3.75%, 11/15/2043	12,400,000	14,058,984
4.25%, 05/15/2039	2,000,000	2,428,204
4.38%, 11/15/2039	9,200,000	11,356,968
4.38%, 05/15/2040 (Q)	1,000,000	1,235,508
4.50%, 08/15/2039 (G)	3,100,000	3,892,921
4.63%, 02/15/2040	1,100,000	1,405,766
U.S. Treasury Note 1.75%, 09/30/2022 (R)	5,600,000	5,493,908

		349,897,016

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities - 14.0%
U.S. Treasury Inflation-Indexed Bond
0.75%, 02/15/2042	$ 2,246,370	$ 2,126,688
0.75%, 02/15/2045 (P)	19,810,485	18,640,498
1.00%, 02/15/2046	9,283,001	9,322,231
1.75%, 01/15/2028 (P)	57,918,752	64,668,024
2.00%, 01/15/2026 (P)	27,400,950	30,868,924
2.38%, 01/15/2025 (P)	38,084,310	43,728,633
2.38%, 01/15/2027	4,554,566	5,335,451
2.50%, 01/15/2029 (P)	44,581,680	53,772,327
3.63%, 04/15/2028	3,736,075	4,912,647
3.88%, 04/15/2029	26,465,580	36,183,662
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2018 - 01/15/2023 (R) (S)	13,909,307	14,009,924
0.13%, 01/15/2022 - 07/15/2022 (P) (R) (S)	45,638,957	45,725,488
0.38%, 07/15/2023 (P)	16,306,648	16,452,674
0.63%, 07/15/2021 (R) (S)	7,903,883	8,156,017
0.63%, 01/15/2026 (P)	35,095,125	35,403,295

		389,306,483

Total U.S. Government Obligations (Cost $756,353,664)		739,203,499

COMMERCIAL PAPER - 4.4%
Consumer Finance - 0.4%
Ford Motor Credit Co.
1.70% (T), 10/05/2017	6,200,000	6,121,286
1.75% (T), 09/12/2017	4,600,000	4,544,825

		10,666,111

Electric Utilities - 0.1%
ENI Finance USA, Inc. 1.81% (T), 10/02/2017	2,800,000	2,762,706

Food Products - 0.4%
Mondelez International, Inc. 1.08% (T), 01/25/2017	11,100,000	11,092,156

Media - 1.3%
Comcast Corp.
1.07% (T), 01/24/2017	11,100,000	11,092,554
1.08% (T), 01/27/2017	10,000,000	9,992,345
Viacom, Inc.
1.54% (T), 02/02/2017	10,000,000	9,987,333
1.55% (T), 02/03/2017 (J)	7,000,000	6,991,075

		38,063,307

Multi-Utilities - 1.1%
Consumers Energy Co. 1.14% (T), 01/10/2017	6,900,000	6,898,068
Dominion Resources, Inc. 0.89% (T), 01/09/2017	5,500,000	5,498,924
Engie SA 1.65% (T), 10/03/2017	8,400,000	8,297,333
Sempra Energy 1.11% (T), 01/24/2017	10,400,000	10,392,758

		31,087,083

Oil, Gas & Consumable Fuels - 1.0%
Enbridge Energy Partners 1.37% (T), 01/09/2017	5,600,000	5,598,320
Enterprise Products Operating LLC
1.00% (T), 01/09/2017	4,000,000	3,999,129
1.11% (T), 01/23/2017	9,700,000	9,693,539

	Principal	Value
COMMERCIAL PAPER (continued)
Oil, Gas & Consumable Fuels (continued)
ONEOK Partners, LP
1.18% (T), 01/05/2017	$ 4,100,000	$ 4,099,472
1.19% (T), 01/04/2017	3,700,000	3,699,639

		27,090,099

Wireless Telecommunication Services - 0.1%
Bell Canada 0.92% (T), 01/27/2017	3,000,000	2,998,028

Total Commercial Paper (Cost $123,759,490)		123,759,490

SHORT-TERM FOREIGN GOVERNMENT OBLIGATIONS - 5.1%
Japan - 5.1%
Japan Treasury Discount Bill 0.00% (T) (U), 01/10/2017 - 03/27/2017	JPY 16,460,000,000	140,899,409

Total Short-Term Foreign Government Obligations (Cost $147,671,007)		140,899,409

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.2%
Federal Home Loan Bank Discount Notes
0.49% (T), 01/23/2017	$ 500,000	499,895
0.50% (T), 01/05/2017	5,200,000	5,199,891
0.51% (T), 01/18/2017	1,100,000	1,099,826

Total Short-Term U.S. Government Agency Obligations (Cost $6,799,310)		6,799,612

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 1.0%
U.S. Treasury Bill
0.33% (T), 02/02/2017 (G) (Q) (R) (S) (V)	250,000	249,912
0.34% (T), 02/02/2017 (G) (Q) (R) (S) (V)	358,000	357,874
0.36% (T), 02/02/2017 (G) (Q) (R) (S) (V)	1,347,000	1,346,526
0.41% (T), 02/02/2017 (G) (Q) (R) (S) (V)	3,654,000	3,652,714
0.42% (T), 02/02/2017 (G) (Q) (R) (S) (V)	884,000	883,689
0.43% (T), 01/12/2017 (V)	1,136,000	1,135,886
0.43% (T), 02/02/2017 (G) (Q) (R) (S) (V)	1,651,000	1,650,419
0.44% (T), 02/02/2017 (G) (Q) (R) (S) (V)	392,000	391,862
0.44% (T), 02/23/2017 (Q) (V)	553,000	552,631
0.45% (T), 02/09/2017 (S) (V)	4,991,000	4,988,704
0.46% (T), 02/02/2017 (G) (Q) (R) (S) (V)	3,247,000	3,245,857
0.46% (T), 02/23/2017	327,000	326,782
0.47% (T), 02/23/2017	5,514,000	5,510,322
0.47% (T), 03/02/2017 (Q)	390,000	389,696
0.48% (T), 03/09/2017 (V)	103,000	102,911
0.48% (T), 03/09/2017	313,000	312,729
0.49% (T), 02/02/2017 (G) (Q) (R) (S) (V)	2,582,000	2,581,091
0.52% (T), 03/09/2017	30,000	29,974

Total Short-Term U.S. Government Obligations (Cost $27,709,006)		27,709,579

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED - 0.0% (I)
Put - 5-Year U.S. Treasury Note Futures Exercise Price $94 Expiration Date 03/24/2017	743	2,972

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED (continued)
Put - 5-Year U.S. Treasury Note Futures Exercise Price $95 Expiration Date 03/24/2017	300	$ 1,200
Put - 5-Year U.S. Treasury Note Futures Exercise Price $96 Expiration Date 03/24/2017	3,400	13,600
Put - 5-Year U.S. Treasury Note Futures Exercise Price $103 Expiration Date 03/24/2017	1,339	10,461
Put - 5-Year U.S. Treasury Note Futures Exercise Price $104 Expiration Date 03/24/2017	800	12,500
Put - 5-Year U.S. Treasury Note Futures Exercise Price $106 Expiration Date 03/24/2017	475	7,422
Put - 5-Year U.S. Treasury Note Futures Exercise Price $111 Expiration Date 02/24/2017	584	13,688
Put - 10-Year U.S. Treasury Note Futures Exercise Price $94 Expiration Date 03/24/2017	2,000	14,000
Put - 10-Year U.S. Treasury Note Futures Exercise Price $104 Expiration Date 03/24/2017	741	5,187

Total Exchange-Traded Options Purchased (Cost $88,968)		81,030

	Notional Amount	Value
OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED - 0.1% (Q) (W)
Call - Pays Floating Rate Index 3-Month USD-LIBOR (J) Exercise Rate 2.10% Expiration Date 01/30/2018, JPM	$ 20,200,000	158,077
Put - Receives Floating Rate Index 3-Month USD-LIBOR (J) Exercise Rate 2.91% Expiration Date 08/20/2018, MSCS	12,500,000	842,959
Put - Receives Floating Rate Index 3-Month USD-LIBOR (J) Exercise Rate 2.93% Expiration Date 08/20/2018, GSB	4,600,000	284,750
Put - Receives Floating Rate Index 3-Month USD-LIBOR (J) Exercise Rate 2.94% Expiration Date 08/20/2018, GSB	4,000,000	258,115

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $2,399,084)		1,543,901

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (T)	21,399,511	21,399,511

Total Securities Lending Collateral (Cost $21,399,511)		21,399,511

	Principal	Value
REPURCHASE AGREEMENTS - 0.5%

JPMorgan Securities LLC 0.61% (T), dated 12/30/2016, to be repurchased at $7,000,474 on 01/03/2017. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 04/20/2046, and with a value of $7,287,223.

	$ 7,000,000	$ 7,000,000
State Street Bank & Trust Co. 0.03% (T), dated 12/30/2016, to be repurchased at $5,599,501 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2022, and with a value of $5,712,092.	5,599,482	5,599,482

Total Repurchase Agreements (Cost $12,599,482)		12,599,482

Total Investments (Cost $4,109,391,358) (X)		4,097,215,731
Net Other Assets (Liabilities) - (47.1)%		(1,312,767,985)

Net Assets - 100.0%		$ 2,784,447,746

REVERSE REPURCHASE AGREEMENTS - (1.6)%

JPMorgan Securities LLC 0.84% (T), dated 12/05/2016, to be repurchased at $(2,411,586) on 01/20/2017. Collateralized by U.S. Government Obligations, 2.50% - 4.38%, due 05/15/2040 - 02/15/2046, and with a total value of $(2,488,631).

	$ (2,409,000)	$ (2,409,000)
Standard Chartered PLC 0.78% (T), dated 10/12/2016, to be repurchased at $(9,595,711) on 02/13/2017. Collateralized by a U.S. Government Obligation, 2.88%, due 08/15/2045, and with a value of $(9,586,712).	(9,570,000)	(9,570,000)
Standard Chartered PLC 0.79% (T), dated 10/18/2016, to be repurchased at $(12,568,323) on 02/13/2017. Collateralized by U.S. Government Obligations, 2.88% - 3.13%, due 08/15/2044 - 08/15/2045, and with a total value of $(12,705,968).	(12,543,000)	(12,543,000)
Standard Chartered PLC 0.87% (T), dated 10/27/2016, to be repurchased at $(19,400,006) on 02/13/2017. Collateralized by U.S. Government Obligations, 2.88% - 3.13%, due 08/15/2044 - 08/15/2045, and with a total value of $(19,576,339).	(19,344,375)	(19,344,375)

Total Reverse Repurchase Agreements (Cost $43,866,375)		$ (43,866,375)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS WRITTEN: (W) (Y)

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premiums (Received)	Value
Call - USD vs. BRL	BNP	USD	3.40	01/05/2017	USD	6,900,000	$(78,798)	$(2,263)
Call - USD vs. BRL	GSB	USD	3.45	01/19/2017	USD	5,600,000	(69,384)	(12,421)
Call - USD vs. BRL	DUB	USD	3.60	02/16/2017	USD	5,100,000	(66,300)	(16,595)
Call - USD vs. BRL	JPM	USD	3.70	01/18/2017	USD	5,200,000	(55,822)	(276)
Call - USD vs. BRL	DUB	USD	4.25	11/17/2017	USD	5,200,000	(151,840)	(86,455)
Call - USD vs. RUB	GSB	USD	67.45	01/16/2017	USD	20,200,000	(221,190)	(3,091)

Total							$(643,334)	$(121,101)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN: (W) (Y)

Description	Counterparty	Floating Rate Index	Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Value
Call - 2-Year	JPM	3-Month USD-LIBOR	Receive	1.10%	01/30/2018	USD	20,200,000	$(105,040)	$(16,452)
Call - 2-Year	JPM	3-Month USD-LIBOR	Receive	1.60	01/30/2018	USD	20,200,000	(182,810)	(61,668)
Call - 10-Year	CITI	3-Month USD-LIBOR	Receive	1.98	02/08/2017	USD	84,200,000	(522,040)	(41,062)
Put - 5-Year	MSCS	3-Month USD-LIBOR	Pay	2.80	08/20/2018	USD	55,100,000	(1,229,497)	(736,090)
Put - 5-Year	GSB	3-Month USD-LIBOR	Pay	2.80	08/20/2018	USD	37,600,000	(875,828)	(502,305)
Put - 10-Year	CITI	3-Month USD-LIBOR	Pay	2.38	02/08/2017	USD	84,200,000	(606,240)	(697,070)

Total								$(3,521,455)	$(2,054,647)

CENTRALLY CLEARED SWAP AGREEMENTS: (Z)

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (AA)

Reference Obligation	Fixed Deal Receive Rate	Expiration Date	Implied Credit Spread at December 31, 2016 (AB)	Notional Amount (AC)		Fair Value (AD)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
General Motors Co., 3.50%, 10/02/2018	5.00%	06/20/2021	1.15%	USD	3,500,000	$529,790	$485,696	$44,094
MetLife, Inc., 4.75%, 02/08/2021	1.00	12/20/2021	1.00	USD	4,500,000	16,224	(29,567)	45,791
MetLife, Inc., 4.75%, 02/08/2021	1.00	06/20/2021	1.01	USD	1,400,000	11,846	4,763	7,083
Tesco PLC, 6.00%, 12/14/2029	1.00	06/20/2021	0.97	EUR	5,700,000	(199,088)	(251,360)	52,272
Tesco PLC, 6.00%, 12/14/2029	1.00	12/20/2020	0.98	EUR	4,000,000	(92,093)	(113,128)	21,035
Volkswagen International Finance NV, 5.38%, 05/22/2018	1.00	03/20/2017	1.00	EUR	4,500,000	9,405	7,310	2,095
Volkswagen International Finance NV, 5.38%, 05/22/2018	1.00	06/20/2017	1.00	EUR	5,300,000	21,727	8,303	13,424
Volkswagen International Finance NV, 5.38%, 05/22/2018	1.00	12/20/2021	1.00	EUR	7,400,000	(19,004)	(63,994)	44,990

Total						$278,807	$48,023	$230,784

Interest Rate Swap Agreements - Fixed Rate Payable

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month CAD-CDOR	1.75%	12/16/2046	CAD	1,900,000	$191,143	$(24,886)	$216,029
3-Month USD-LIBOR	1.50	12/21/2021	USD	36,700,000	811,240	42,041	769,199
3-Month USD-LIBOR	1.75	12/21/2026	USD	25,800,000	1,366,284	(609,651)	1,975,935
3-Month USD-LIBOR	2.00	12/16/2019	USD	33,400,000	(327,448)	(534,919)	207,471
3-Month USD-LIBOR	2.00	12/16/2019	USD	22,700,000	(225,509)	(69,018)	(156,491)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

CENTRALLY CLEARED SWAP AGREEMENTS (continued): (Z)

Interest Rate Swap Agreements - Fixed Rate Payable (continued):

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	2.00%	06/15/2021	USD	95,600,000	$(473,111)	$(2,760,988)	$2,287,877
3-Month USD-LIBOR	2.25	12/16/2022	USD	130,500,000	(1,450,594)	(803,287)	(647,307)
3-Month USD-LIBOR	2.25	06/15/2026	USD	32,300,000	141,036	105,971	35,065
3-Month USD-LIBOR	2.35	08/05/2025	USD	2,800,000	(38,942)	—	(38,942)
3-Month USD-LIBOR	2.50	12/16/2025	USD	37,700,000	(710,325)	(128,124)	(582,201)
3-Month USD-LIBOR	2.50	06/15/2046	USD	45,900,000	837,845	(2,702,842)	3,540,687
3-Month USD-LIBOR	2.50	06/15/2046	USD	8,400,000	204,700	(350,953)	555,653
3-Month USD-LIBOR	2.75	12/16/2045	USD	171,400,000	(5,084,360)	8,381,792	(13,466,152)
6-Month GBP-LIBOR	0.50	03/15/2022	GBP	31,400,000	761,419	538,580	222,839
6-Month GBP-LIBOR	0.75	03/15/2027	GBP	16,600,000	1,000,431	558,921	441,510
6-Month GBP-LIBOR	1.00	03/15/2027	GBP	11,000,000	336,539	(3,870)	340,409
6-Month GBP-LIBOR	1.50	03/15/2047	GBP	13,600,000	(296,053)	740,310	(1,036,363)
6-Month JPY-LIBOR	0.30	03/18/2026	JPY	6,610,000,000	(589,331)	(478,597)	(110,734)

Total					$(3,545,036)	$1,900,480	$(5,445,516)

OVER-THE-COUNTER SWAP AGREEMENTS: (W) (Y)

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (AA)

Reference Obligation	Counterparty	Fixed Deal Receive Rate	Expiration Date	Implied Credit Spread at December 31, 2016 (AB)	Notional Amount (AC)		Fair Value (AD)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Deutsche Bank AG, 5.12%, 08/31/2017	JPM	1.00%	12/20/2017	0.93%	EUR	3,600,000	$3,782	$(51,925)	$55,707
Deutsche Bank AG, 5.12%, 08/31/2017	BNP	1.00	12/20/2017	0.93	EUR	3,200,000	3,362	(41,314)	44,676
Mexico Government International Bond, 5.95%, 03/19/2019	HSBC	1.00	09/20/2019	0.92	USD	2,500,000	5,448	18,306	(12,858)
Mexico Government International Bond, 5.95%, 03/19/2019	MSCS	1.00	12/20/2019	0.97	USD	10,800,000	11,145	63,994	(52,849)
Petrobras Global Finance BV, 8.38%, 12/10/2018	BNP	1.00	03/20/2020	3.71	USD	200,000	(16,119)	(23,865)	7,746
Petrobras Global Finance BV, 8.38%, 12/10/2018	HSBC	1.00	03/20/2020	3.71	USD	100,000	(8,059)	(11,311)	3,252
Petrobras International Finance Co. SA, 8.38%, 12/10/2018	GSI	1.00	12/20/2019	3.48	USD	900,000	(62,115)	(57,089)	(5,026)
Petrobras International Finance Co. SA, 8.38%, 12/10/2018	BCI	1.00	12/20/2019	3.48	USD	1,400,000	(96,624)	(107,715)	11,091
Petrobras International Finance Co. SA, 8.38%, 12/10/2018	BNP	1.00	12/20/2019	3.48	USD	1,000,000	(69,017)	(54,776)	(14,241)

Total							$(228,197)	$(265,695)	$37,498

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

OVER-THE-COUNTER SWAP AGREEMENTS (continued): (W) (Y)

Credit Default Swap Agreements on Credit Indices - Sell Protection (AA)

Reference Obligation	Counterparty	Fixed Deal Receive Rate	Expiration Date	Notional Amount (AC)		Fair Value (AD)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Home Equity ABS Index - Series 6-2	BCI	0.11%	05/25/2046	USD	7,365,771	$(975,127)	$(1,498,367)	$523,240
North America CMBS Basket Index - Series AAA8	GSI	0.50	10/17/2057	USD	19,100,000	(218,017)	(1,094,598)	876,581
North America CMBS Basket Index - Series AAA9	MSCS	0.50	09/17/2058	USD	7,000,000	(153,101)	(261,565)	108,464
North America CMBS Basket Index - Series BBB7	GSI	3.00	01/17/2047	USD	10,600,000	(596,851)	(893,077)	296,226

Total						$(1,943,096)	$(3,747,607)	$1,804,511

FUTURES CONTRACTS: (AE)

Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
90-Day Eurodollar	Short	(1,132)	12/18/2017	$1,429,625	$—
90-Day Eurodollar	Short	(2,711)	03/13/2017	—	(189,930)
90-Day Eurodollar	Short	(148)	09/18/2017	173,677	—
3-Month EURIBOR	Short	(875)	12/18/2017	—	(37,106)
3-Month EURIBOR	Short	(628)	03/19/2018	—	(8,464)
3-Month EURIBOR	Short	(175)	06/18/2018	—	(11,698)
5-Year U.S. Treasury Note	Long	8,757	03/31/2017	—	(3,091,695)
10-Year Canada Government Bond	Short	(248)	03/22/2017	284,077	—
10-Year U.S. Treasury Note	Long	4,469	03/22/2017	—	(1,912,298)
Euro OAT	Short	(1,302)	03/08/2017	—	(2,267,944)
Euro-BTP Italy Government Bond	Short	(41)	03/08/2017	—	(112,033)
German Euro Bund	Long	1,142	03/08/2017	2,732,196	—
OTC Put Options Strike @ EUR 144 on German Euro Bund Futures	Long	140	02/24/2017	—	(125)
U.K. Gilt	Short	(288)	03/29/2017	—	(722,462)
U.S. Treasury Bond	Short	(92)	03/22/2017	—	(154,866)

Total				$4,619,575	$(8,508,621)

FORWARD FOREIGN CURRENCY CONTRACTS: (W) (Y)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BCLY	01/17/2017	KRW	4,822,235,100	USD	4,101,098	$—	$(108,520)
BCLY	02/13/2017	MXN	316,800,000	USD	15,213,946	—	(25,930)
BCLY	02/13/2017	USD	5,930,000	MXN	121,703,999	95,270	—
BCLY	02/14/2017	JPY	316,700,000	USD	2,769,075	—	(53,056)
BCLY	02/27/2017	USD	553,403	JPY	60,000,000	38,593	—
BCLY	03/27/2017	USD	2,986,221	JPY	350,000,000	—	(21,826)
BNP	01/04/2017	BRL	8,073,000	USD	2,373,169	104,286	—
BNP	01/04/2017	USD	2,449,726	BRL	8,073,000	—	(27,729)
BNP	01/06/2017	EUR	1,877,000	USD	1,996,601	—	(19,891)
BNP	01/06/2017	GBP	7,886,000	USD	9,822,967	—	(102,032)
BNP	01/06/2017	USD	35,567,800	GBP	28,444,000	505,375	—
BNP	02/02/2017	BRL	4,243,380	USD	1,263,362	27,645	—
BNP	02/13/2017	MXN	219,231,000	USD	10,529,605	82,985	(102,223)
BNP	02/14/2017	CHF	2,761,000	USD	2,745,357	—	(25,830)
BNP	02/14/2017	JPY	995,700,000	USD	9,399,541	—	(860,419)
BNP	02/14/2017	NZD	2,675,000	USD	1,892,217	—	(36,554)
BNP	02/14/2017	USD	4,749,468	CHF	4,850,000	—	(27,680)
BNP	02/14/2017	USD	12,863,670	GBP	10,309,345	143,791	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (W) (Y)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	02/27/2017	USD	2,489,569	JPY	270,000,000	$172,923	$—
BNP	03/01/2017	USD	2,457,000	TWD	78,194,025	24,008	—
BNP	01/03/2018	USD	86,783	BRL	296,710	3,119	—
BNP	04/03/2018	USD	2,463,263	BRL	9,300,000	—	(113,169)
BOA	01/03/2017	TWD	156,534,366	USD	4,922,000	—	(64,477)
BOA	01/03/2017	USD	20,642,760	DKK	134,835,000	1,546,154	—
BOA	01/03/2017	USD	4,838,775	TWD	156,534,366	—	(18,748)
BOA	01/04/2017	BRL	9,924,072	USD	2,895,000	150,515	—
BOA	01/04/2017	USD	3,045,034	BRL	9,924,072	—	(481)
BOA	01/06/2017	EUR	40,830,000	USD	42,463,200	535,764	—
BOA	01/06/2017	USD	4,911,000	TWD	156,734,565	46,682	—
BOA	01/10/2017	USD	2,676,368	JPY	270,000,000	364,444	—
BOA	01/17/2017	KRW	10,460,293,600	USD	8,901,000	—	(240,383)
BOA	01/17/2017	SGD	13,246,474	USD	9,404,000	—	(258,140)
BOA	01/17/2017	USD	17,208,621	SGD	24,531,249	271,331	—
BOA	02/02/2017	USD	42,522,404	EUR	40,830,000	—	(532,027)
BOA	02/03/2017	USD	4,211,000	TWD	136,099,520	—	(18,248)
BOA	02/13/2017	MXN	524,115,000	USD	27,816,192	—	(2,689,086)
BOA	02/22/2017	RUB	62,445,920	USD	956,000	50,911	—
BOA	03/06/2017	USD	9,623,953	JPY	1,080,000,000	353,143	—
BOA	03/21/2017	USD	4,922,000	TWD	156,435,926	50,079	—
BOA	04/03/2017	USD	34,081,917	DKK	224,827,736	2,080,083	—
CITI	01/03/2017	USD	17,354,146	DKK	119,020,000	497,409	—
CITI	01/06/2017	AUD	6,842,000	USD	5,098,951	—	(162,300)
CITI	01/06/2017	USD	2,681,156	GBP	2,125,000	61,705	—
CITI	01/10/2017	USD	1,883,131	JPY	190,000,000	256,222	—
CITI	01/17/2017	KRW	5,418,821,700	USD	4,727,059	—	(240,537)
CITI	01/17/2017	USD	9,000,545	KRW	10,226,082,940	533,842	—
CITI	01/17/2017	USD	18,096,286	SGD	25,294,084	632,307	—
CITI	01/26/2017	USD	114,664	TRY	364,000	12,032	—
CITI	02/06/2017	USD	15,649,302	JPY	1,630,000,000	1,674,605	—
CITI	02/10/2017	USD	4,131,600	JPY	460,000,000	187,231	—
CITI	02/13/2017	MXN	96,525,000	USD	4,627,721	—	(122)
CITI	02/13/2017	USD	6,083,844	MXN	125,711,000	57,012	—
CITI	02/14/2017	USD	17,822,699	AUD	23,126,000	1,152,752	—
CITI	02/27/2017	USD	13,088,074	JPY	1,420,000,000	904,230	—
CITI	03/01/2017	USD	3,658,000	TWD	116,982,840	18,101	—
CITI	03/06/2017	USD	43,739,750	JPY	4,890,000,000	1,763,580	—
CITI	03/21/2017	TWD	186,357,105	USD	5,841,000	—	(37,236)
CITI	03/21/2017	USD	24,333,871	JPY	2,790,000,000	363,686	—
CITI	03/21/2017	USD	6,127,000	TWD	193,551,930	99,166	—
CITI	03/27/2017	USD	3,754,266	JPY	440,000,000	—	(27,279)
DUB	01/04/2017	BRL	308,788,406	USD	85,082,547	9,678,934	—
DUB	01/04/2017	USD	84,002,103	BRL	308,788,406	—	(10,759,377)
DUB	01/17/2017	KRW	931,059,450	USD	789,000	—	(18,128)
DUB	01/17/2017	SGD	5,666,000	USD	4,000,395	—	(88,377)
DUB	01/17/2017	USD	4,072,884	SGD	5,881,000	12,422	—
DUB	02/02/2017	BRL	138,983,367	USD	40,551,507	1,732,820	—
DUB	02/13/2017	USD	11,208,140	MXN	232,412,000	65,851	—
DUB	02/22/2017	USD	6,124,000	RUB	394,263,120	—	(233,309)
DUB	01/03/2018	USD	237,532	BRL	900,000	—	(16,242)
GSB	01/03/2017	USD	11,836,855	DKK	79,145,000	627,593	—
GSB	01/06/2017	GBP	8,747,000	USD	10,900,240	—	(117,965)
GSB	01/06/2017	USD	44,232,725	EUR	41,464,000	566,083	—
GSB	01/06/2017	USD	15,118,125	GBP	11,978,000	353,052	—
GSB	01/17/2017	INR	60,931,005	USD	900,880	—	(4,681)
GSB	01/17/2017	KRW	7,809,035,850	USD	6,874,000	—	(408,496)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (W) (Y)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
GSB	01/17/2017	SGD	40,962,009	USD	28,278,915	$2,784	$—
GSB	01/17/2017	USD	7,465,000	KRW	8,655,681,500	298,514	—
GSB	02/13/2017	MXN	232,958,000	USD	11,467,115	—	(298,649)
GSB	02/13/2017	USD	13,272,752	MXN	276,479,000	24,780	(6,976)
GSB	02/14/2017	CHF	9,144,000	USD	9,121,758	—	(115,110)
GSB	02/14/2017	NZD	10,430,000	USD	7,303,158	—	(67,804)
GSB	02/14/2017	USD	10,523,477	JPY	1,080,800,000	1,254,537	—
GSB	02/14/2017	USD	10,142,076	NZD	13,965,569	454,076	—
GSB	02/22/2017	USD	1,568,000	RUB	101,673,040	—	(71,430)
GSB	03/01/2017	USD	2,415,000	TWD	76,797,000	25,476	—
GSB	03/17/2017	USD	28,271,108	SGD	40,962,009	—	(3,610)
GSB	04/04/2017	USD	13,091,759	BRL	44,800,000	—	(323,490)
HSBC	01/03/2017	TWD	156,561,437	USD	4,839,612	18,751	—
HSBC	01/03/2017	USD	14,188,400	DKK	101,230,000	8,983	(157,732)
HSBC	01/03/2017	USD	4,922,000	TWD	156,561,437	63,637	—
HSBC	01/09/2017	USD	6,708,000	KRW	7,855,068,000	204,384	—
HSBC	01/17/2017	USD	1,580,000	KRW	1,851,128,000	47,356	—
HSBC	01/17/2017	USD	1,701,076	SGD	2,372,108	63,284	—
HSBC	02/13/2017	USD	30,239,390	MXN	579,341,348	2,464,624	—
HSBC	05/16/2017	IDR	43,923,110,000	USD	3,091,000	106,444	—
HSBC	10/02/2017	USD	3,928,637	DKK	25,654,000	238,887	—
JPM	01/04/2017	BRL	4,843,380	USD	1,436,368	49,976	—
JPM	01/04/2017	USD	1,486,110	BRL	4,843,380	—	(235)
JPM	01/06/2017	AUD	2,904,000	USD	2,142,823	—	(47,524)
JPM	01/06/2017	GBP	16,200,000	USD	20,298,984	—	(329,524)
JPM	01/06/2017	USD	3,768,440	AUD	5,124,000	71,364	—
JPM	01/06/2017	USD	314,619	CAD	422,000	289	—
JPM	01/06/2017	USD	1,323,451	EUR	1,243,000	14,421	—
JPM	01/09/2017	KRW	7,855,068,000	USD	6,708,000	—	(204,383)
JPM	01/10/2017	USD	2,576,043	JPY	260,000,000	349,746	—
JPM	01/17/2017	KRW	40,581,134,996	USD	34,705,978	—	(1,106,760)
JPM	01/17/2017	MYR	11,619,052	USD	2,667,000	—	(78,591)
JPM	01/17/2017	SGD	4,283,000	USD	3,004,908	—	(47,765)
JPM	01/17/2017	THB	9,785,669	USD	271,447	1,774	—
JPM	01/17/2017	USD	32,309,268	KRW	37,875,156,460	950,469	—
JPM	01/17/2017	USD	2,087,000	SGD	2,981,551	28,426	—
JPM	02/07/2017	USD	178,943	ILS	678,000	2,764	—
JPM	02/13/2017	MXN	555,814,000	USD	26,797,673	—	(150,854)
JPM	02/14/2017	JPY	2,383,400,000	USD	20,985,209	—	(545,172)
JPM	02/22/2017	RUB	444,224,255	USD	6,703,501	459,408	—
JPM	03/06/2017	USD	13,396,039	JPY	1,500,000,000	519,913	—
JPM	03/17/2017	USD	11,459,833	SGD	16,601,000	712	—
JPM	03/17/2017	USD	271,184	THB	9,785,669	—	(1,981)
JPM	03/21/2017	USD	21,337,000	TWD	681,458,380	114,180	—
JPM	04/03/2017	USD	11,305,663	DKK	74,798,264	658,926	—
JPM	04/04/2017	USD	8,984,146	BRL	30,600,000	—	(178,948)
JPM	10/03/2017	USD	20,241,870	BRL	71,600,000	—	(285,977)
JPM	01/03/2018	BRL	296,710	USD	86,190	—	(2,526)
JPM	01/03/2018	USD	11,492,046	BRL	41,900,000	—	(322,565)
MSCS	01/04/2017	BRL	83,770,088	USD	24,880,772	826,726	—
MSCS	01/04/2017	USD	24,931,874	BRL	83,770,088	—	(775,625)
MSCS	01/17/2017	MYR	219,770	USD	49,722	—	(763)
MSCS	03/01/2017	USD	8,465,000	TWD	270,964,650	33,986	—
MSCS	03/17/2017	USD	49,632	MYR	219,770	765	—
NGFP	03/21/2017	USD	6,973,063	TWD	218,640,400	163,894	—
NGFP	04/04/2017	USD	234,047	BRL	800,000	—	(5,511)
SCB	01/04/2017	BRL	136,301,793	USD	41,637,939	190,574	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (W) (Y)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
SCB	01/04/2017	USD	41,821,912	BRL	136,301,793	$—	$(6,601)
SCB	01/06/2017	TWD	156,660,900	USD	4,911,000	—	(48,969)
SCB	01/17/2017	KRW	12,478,980,930	USD	10,835,000	—	(503,007)
SCB	01/17/2017	MYR	6,150,388	USD	1,405,000	—	(34,861)
SCB	01/17/2017	SGD	2,959,508	USD	2,079,000	—	(35,645)
SCB	01/17/2017	USD	8,522,000	KRW	9,914,674,080	313,129	—
SCB	01/17/2017	USD	6,701,945	MYR	28,122,700	436,972	—
SCB	01/17/2017	USD	4,180,609	SGD	6,057,000	—	(1,370)
SCB	02/02/2017	USD	41,269,183	BRL	136,301,793	—	(199,301)
SCB	03/01/2017	USD	8,431,000	TWD	268,692,495	70,683	—
SCB	03/21/2017	USD	4,911,000	TWD	156,660,900	32,072	—
SCB	10/03/2017	USD	12,256,101	BRL	45,100,000	—	(674,149)
UBS	01/06/2017	AUD	11,023,000	USD	8,220,457	—	(267,125)
UBS	01/06/2017	GBP	2,571,000	USD	3,175,933	—	(6,706)
UBS	01/17/2017	KRW	66,269,576,291	USD	55,562,653	—	(694,648)
UBS	01/17/2017	MYR	10,133,490	USD	2,267,000	—	(9,534)
UBS	01/17/2017	USD	894,991	INR	60,931,005	—	(1,208)
UBS	01/17/2017	USD	70,652,747	KRW	80,248,414,937	4,210,939	—
UBS	01/17/2017	USD	277,470	THB	9,785,669	4,248	—
UBS	02/03/2017	USD	1,477,000	TWD	47,780,950	—	(7,777)
UBS	02/27/2017	USD	7,842,993	JPY	850,000,000	549,847	—
UBS	03/21/2017	USD	55,594,349	KRW	66,269,576,291	720,211	—
UBS	03/21/2017	USD	26,429,182	TWD	834,215,278	449,017	—
UBS	04/03/2017	USD	18,722,984	DKK	123,186,000	1,188,768	—
UBS	04/20/2017	INR	60,931,005	USD	885,368	787	—

Total						$45,589,239	$(25,080,904)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION:

Valuation Inputs (AF)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (AG)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$260,252,514	$—	$260,252,514
Certificates of Deposit	—	130,800,000	—	130,800,000
Corporate Debt Securities	—	824,396,830	—	824,396,830
Foreign Government Obligations	—	69,940,074	—	69,940,074
Loan Assignments	—	3,653,177	—	3,653,177
Mortgage-Backed Securities	—	249,962,213	11,308,594	261,270,807
Municipal Government Obligations	—	71,289,084	—	71,289,084
U.S. Government Agency Obligations	—	1,401,617,732	—	1,401,617,732
U.S. Government Obligations	—	739,203,499	—	739,203,499
Commercial Paper	—	123,759,490	—	123,759,490
Short-Term Foreign Government Obligations	—	140,899,409	—	140,899,409
Short-Term U.S. Government Agency Obligations	—	6,799,612	—	6,799,612
Short-Term U.S. Government Obligations	—	27,709,579	—	27,709,579
Exchange-Traded Options Purchased	81,030	—	—	81,030
Over-the-Counter Interest Rate Swaptions Purchased	—	1,543,901	—	1,543,901
Securities Lending Collateral	21,399,511	—	—	21,399,511
Repurchase Agreements	—	12,599,482	—	12,599,482

Total Investments	$21,480,541	$4,064,426,596	$11,308,594	$4,097,215,731

Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$588,992	$—	$588,992
Centrally Cleared Interest Rate Swap Agreements	—	5,650,637	—	5,650,637
Over-the-Counter Credit Default Swap Agreements	—	23,737	—	23,737
Futures Contracts (AH)	4,619,575	—	—	4,619,575
Forward Foreign Currency Contracts (AH)	—	45,589,239	—	45,589,239

Total Other Financial Instruments	$4,619,575	$51,852,605	$—	$56,472,180

LIABILITIES
Other Financial Instruments
Reverse Repurchase Agreements	$—	$(43,866,375)	$—	$(43,866,375)
Over-the-Counter Foreign Exchange Options Written	—	(121,101)	—	(121,101)
Over-the-Counter Interest Rate Swaptions Written	—	(2,054,647)	—	(2,054,647)
Centrally Cleared Credit Default Swap Agreements	—	(310,185)	—	(310,185)
Centrally Cleared Interest Rate Swap Agreements	—	(9,195,673)	—	(9,195,673)
Over-the-Counter Credit Default Swap Agreements	—	(2,195,030)	—	(2,195,030)
Futures Contracts (AH)	(8,508,621)	—	—	(8,508,621)
Forward Foreign Currency Contracts (AH)	—	(25,080,904)	—	(25,080,904)

Total Other Financial Instruments	$(8,508,621)	$(82,823,915)	$—	$(91,332,536)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2016.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the total value of 144A securities is $411,893,054, representing 14.8% of the Portfolio’s net assets.
(C)	Securities in default.
(D)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2016, the total value of Regulation S securities is $67,802,024, representing 2.4% of the Portfolio’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(E)	Non-income producing securities.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	All or a portion of the securities are on loan. The total value of all securities on loan is $20,965,968. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(H)	Securities on a when-issued, delayed-delivery, or forward commitment basis. Securities to be settled and delivered after December 31, 2016.
(I)	Percentage rounds to less than 0.1% or (0.1)%.
(J)	Illiquid securities and derivatives. At December 31, 2016, total value of illiquid securities is $11,768,631, representing 0.4% of the Portfolio’s net assets, and total value of illiquid derivatives is $1,543,901, representing 0.1% of the Portfolio’s net assets.
(K)	Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.
(L)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2016, value of the security is $11,308,594, representing 0.4% of the Portfolio’s net assets.
(M)	Security is Level 3 of the fair value hierarchy.
(N)	Cash in the amount of $2,000,000 has been segregated by the broker as collateral for open TBA commitment transactions.
(O)	Securities with a total value of $609,317 have been segregated by the broker as collateral for open TBA commitment transactions.
(P)	Securities are subject to sale-buyback transactions.
(Q)	All or a portion of these securities have been segregated by the custodian as collateral for open over-the-counter options, swap agreements, swaptions and/or forward foreign currency contracts. The total value of all securities segregated for open over-the-counter options, swap agreements, swaptions and/or forward foreign currency contracts is $1,515,707.
(R)	All or a portion of these securities have been segregated by the custodian as collateral for centrally cleared swap agreements. The total value of all securities segregated as collateral to cover centrally cleared swap agreements is $60,539,419.
(S)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of all securities segregated as collateral to cover margin requirements for open futures contracts is $18,588,412.
(T)	Rates disclosed reflect the yields at December 31, 2016.
(U)	Percentage rounds to less than 0.01% or (0.01)%.
(V)	All or a portion of these securities have been segregated by the custodian as collateral for open TBA commitment transactions. The total value of all securities segregated as collateral to for open TBA commitment transactions is $11,774,932.
(W)	Cash in the amount of $23,282,000 has been segregated by the broker as collateral for open over-the-counter options, swap agreements, swaptions and/or forward foreign currency contracts.
(X)	Aggregate cost for federal income tax purposes is $4,133,365,156. Aggregate gross unrealized appreciation and depreciation for all securities is $44,205,858 and $80,355,283, respectively. Net unrealized depreciation for tax purposes is $36,149,425.
(Y)	Securities with a total value of $489,885 have been segregated by the broker as collateral for open over-the-counter options, swap agreements, swaptions and/or forward foreign currency contracts.
(Z)	Cash in the amount of $2,453,000 has been segregated by the custodian as collateral for centrally cleared swap agreements.
(AA)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(AB)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(AC)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(AD)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(AE)	Cash in the amount of $962,000 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(AF)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(AG)	Level 3 securities were not considered significant to the Portfolio.
(AH)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
ILS	Israel New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish New Lira
TWD	Taiwan New Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BCI	Barclays Capital, Inc.
BCLY	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank N.A.
DUB	Deutsche Bank AG
GSB	Goldman Sachs Bank
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
MSCS	Morgan Stanley Capital Services Inc.
NGFP	Nomura Global Financial Products, Inc.
SCB	Standard Chartered Bank
UBS	UBS AG

PORTFOLIO ABBREVIATIONS:

ABS	Asset-Backed Securities
BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
CDOR	Canadian Dollar Offered Rate
CMBS	Commercial Mortgage-Backed Securities
EURIBOR	Euro Interbank Offer Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OAT	Obligations Assimilables du Tresor (Treasury Obligations)
OTC	Over-the-Counter
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Investments, at value (cost $4,096,791,876) (including securities loaned of $20,965,968)	$4,084,616,249
Repurchase agreement, at value (cost $12,599,482)	12,599,482
Cash	31,128
Cash collateral on deposit with broker	3,415,000
Foreign currency, at value (cost $3,278,857)	3,287,750
Receivables and other assets:
Shares of beneficial interest sold	336,823
Investments sold	48,778
When-issued, delayed-delivery, and forward commitment securities sold	954,951,801
Interest	16,112,368
Tax reclaims	16,922
Net income from securities lending	3,372
Variation margin receivable	1,918,376
OTC swap agreements, at value	23,737
Unrealized appreciation on forward foreign currency contracts	45,589,239

Total assets	5,122,951,025

Liabilities:
Cash deposit due to broker	24,832,000
Payables and other liabilities:
Shares of beneficial interest redeemed	163,675
Investments purchased	16,978,794
When-issued, delayed-delivery, and forward commitment securities purchased	2,199,638,498
Investment management fees	1,458,923
Distribution and service fees	195,524
Transfer agent costs	6,564
Trustees, CCO and deferred compensation fees	3,044
Audit and tax fees	52,704
Custody fees	147,202
Legal fees	31,849
Printing and shareholder reports fees	193,557
Interest	69,811
Other	13,566
Collateral for securities on loan	21,399,511
Reverse repurchase agreements, at value (cost $43,866,375)	43,866,375
Written options and swaptions, at value (premium received $4,164,789)	2,175,748
OTC swap agreements, at value	2,195,030
Unrealized depreciation on forward foreign currency contracts	25,080,904

Total liabilities	2,338,503,279

Net assets	$2,784,447,746

Net assets consist of:
Capital stock ($0.01 par value)	$2,506,625
Additional paid-in capital	2,784,913,105
Undistributed (distributions in excess of) net investment income (loss)	(1,085,690)
Accumulated net realized gain (loss)	(4,841,188)
Net unrealized appreciation (depreciation) on:
Investments	(12,175,627)
Written options and swaptions	1,989,041
Swap agreements	(3,372,723)
Futures contracts	(3,889,046)
Translation of assets and liabilities denominated in foreign currencies	20,403,249

Net assets	$2,784,447,746

Net assets by class:
Initial Class	$1,858,006,378
Service Class	926,441,368

Shares outstanding:
Initial Class	166,892,125
Service Class	83,770,333

Net asset value and offering price per share:
Initial Class	$11.13
Service Class	11.06

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Interest income	$82,957,223
Net income (loss) from securities lending	124,720

Total investment income	83,081,943

Expenses:
Investment advisory fees	2,355,630
Investment management fees	13,763,706
Distribution and service fees:
Service Class	2,379,301
Administration fees	118,804
Transfer agent costs	38,580
Trustees, CCO and deferred compensation fees	69,667
Audit and tax fees	98,033
Custody fees	745,646
Legal fees	137,467
Printing and shareholder reports fees	198,600
Interest	1,929
Other	78,278

Total expenses before waiver and/or reimbursement and recapture	19,985,641

Reimbursement of custody fees (A)	(246,087)

Net expenses	19,739,554

Net investment income (loss)	63,342,389

Net realized gain (loss) on:
Investments	(42,543,856)
Written options and swaptions	11,036,066
Swap agreements	(16,093,897)
Futures contracts	(31,123,937)
Foreign currency transactions	56,718,700

Net realized gain (loss)	(22,006,924)

Net change in unrealized appreciation (depreciation) on:
Investments	29,381,037
Written options and swaptions	22,041
Swap agreements	15,464,853
Futures contracts	1,500,578
Translation of assets and liabilities denominated in foreign currencies	(29,030,953)

Net change in unrealized appreciation (depreciation)	17,337,556

Net realized and change in unrealized gain (loss)	(4,669,368)

Net increase (decrease) in net assets resulting from operations	$58,673,021

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$63,342,389	$47,816,824
Net realized gain (loss)	(22,006,924)	2,118,324
Net change in unrealized appreciation (depreciation)	17,337,556	(39,047,349)

Net increase (decrease) in net assets resulting from operations	58,673,021	10,887,799

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(38,944,427)	(45,038,224)
Service Class	(20,918,206)	(24,257,026)

Total dividends and/or distributions from net investment income	(59,862,633)	(69,295,250)

Net realized gains:
Initial Class	(1,290,665)	(42,702,301)
Service Class	(772,261)	(25,309,567)

Total dividends and/or distributions from net realized gains	(2,062,926)	(68,011,868)

Total dividends and/or distributions to shareholders	(61,925,559)	(137,307,118)

Capital share transactions:
Proceeds from shares sold:
Initial Class	538,208,970	816,935,101
Service Class	49,906,405	49,027,556

	588,115,375	865,962,657

Dividends and/or distributions reinvested:
Initial Class	40,235,092	87,740,525
Service Class	21,690,467	49,566,593

	61,925,559	137,307,118

Cost of shares redeemed:
Initial Class	(194,549,559)	(304,041,255)
Service Class	(77,661,601)	(83,234,706)

	(272,211,160)	(387,275,961)

Net increase (decrease) in net assets resulting from capital share transactions	377,829,774	615,993,814

Net increase (decrease) in net assets	374,577,236	489,574,495

Net assets:
Beginning of year	2,409,870,510	1,920,296,015

End of year	$2,784,447,746	$2,409,870,510

Undistributed (distributions in excess of) net investment income (loss)	$(1,085,690)	$9,326,178

Capital share transactions - shares:
Shares issued:
Initial Class	47,333,767	69,602,725
Service Class	4,451,384	4,300,212

	51,785,151	73,902,937

Shares reinvested:
Initial Class	3,544,942	7,876,169
Service Class	1,921,210	4,473,519

	5,466,152	12,349,688

Shares redeemed:
Initial Class	(17,082,948)	(26,644,118)
Service Class	(6,931,404)	(7,289,850)

	(24,014,352)	(33,933,968)

Net increase (decrease) in shares outstanding:
Initial Class	33,795,761	50,834,776
Service Class	(558,810)	1,483,881

	33,236,951	52,318,657

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015	December 31, 2014		December 31, 2013	December 31, 2012
Net asset value, beginning of year	$11.11		$11.67	$11.37		$12.08	$11.71

Investment operations:
Net investment income (loss) (A)	0.28	(B)	0.25	0.17		0.22	0.27
Net realized and unrealized gain (loss)	0.03	(C)	(0.17)	0.35		(0.52)	0.60

Total investment operations	0.31		0.08	0.52		(0.30)	0.87

Dividends and/or distributions to shareholders:
Net investment income	(0.28)		(0.33)	(0.22)		(0.26)	(0.50)
Net realized gains	(0.01)		(0.31)	—		(0.15)	—

Total dividends and/or distributions to shareholders	(0.29)		(0.64)	(0.22)		(0.41)	(0.50)

Net asset value, end of year	$11.13		$11.11	$11.67		$11.37	$12.08

Total return (D)	2.71%		0.69%	4.58%		(2.46)%	7.55%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,858,007		$1,478,877	$959,735		$1,364,881	$1,742,129
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.68%		0.70%	0.71%		0.70%	0.69%
Including waiver and/or reimbursement and recapture	0.67	%(B)	0.70%	0.71%		0.70%	0.69%
Net investment income (loss) to average net assets	2.52	%(B)	2.19%	1.49	%(E)	1.83%	2.26	%(E)
Portfolio turnover rate (F)	47%		61%	139%		162%	104%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Includes interest fee on sale-buyback transactions, representing 0.01% of average net assets.
(F)	Excludes sale-buyback transactions.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014		December 31, 2013	December 31, 2012
Net asset value, beginning of year	$11.04		$11.59	$11.30		$12.01	$11.65

Investment operations:
Net investment income (loss) (A)	0.26	(B)	0.21	0.14		0.19	0.24
Net realized and unrealized gain (loss)	0.02	(C)	(0.15)	0.34		(0.52)	0.60

Total investment operations	0.28		0.06	0.48		(0.33)	0.84

Dividends and/or distributions to shareholders:
Net investment income	(0.25)		(0.30)	(0.19)		(0.23)	(0.48)
Net realized gains	(0.01)		(0.31)	—		(0.15)	—

Total dividends and/or distributions to shareholders	(0.26)		(0.61)	(0.19)		(0.38)	(0.48)

Net asset value, end of year	$11.06		$11.04	$11.59		$11.30	$12.01

Total return (D)	2.47%		0.52%	4.25%		(2.68)%	7.32%

Ratio and supplemental data:
Net assets end of year (000’s)	$926,441		$930,994	$960,561		$969,919	$999,134
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.93%		0.95%	0.97%		0.95%	0.94%
Including waiver and/or reimbursement and recapture	0.92	%(B)	0.95%	0.97%		0.95%	0.94%
Net investment income (loss) to average net assets	2.28	%(B)	1.85%	1.23	%(E)	1.58%	2.01	%(E)
Portfolio turnover rate (F)	47%		61%	139%		162%	104%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Includes interest fee on sale-buyback transactions, representing 0.01% of average net assets.
(F)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Total Return VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2016 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads,

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations and variable rate notes: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unsecured loan participations at December 31, 2016. Open secured loan participations and assignments at December 31, 2016, if any, are included within the Schedule of Investments.

Payment in-kind (“PIK”) securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from unrealized appreciation or depreciation on investments to interest receivable within the Statement of Assets and Liabilities.

PIKs held at December 31, 2016, if any, are identified within the Schedule of Investments.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2016, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2016, if any, are identified within the Schedule of Investments.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

TBA commitments held at December 31, 2016, if any, are identified within the Schedule of Investments. Open balances at December 31, 2016, if any, are included in When-issued, delayed-delivery, and forward commitment securities purchased or sold within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

4. SECURITIES AND OTHER INVESTMENTS (continued)

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2016, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations with a corresponding adjustment to cost.

When-issued, delayed-delivery, and forward commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, and forward commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

When-issued, delayed-delivery, and forward commitment transactions held at December 31, 2016, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, and forward commitment securities purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Portfolio exercising its rights under the agreement, or those rights may be limited by other contractual agreements.

For the year ended December 31, 2016, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 98,203,625	295	0.64%

Open reverse repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2016, the Portfolio earned price drop fee income of $54,757. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included in Interest income within the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is reflected in Interest income within the Statement of Operations.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

For the year ended December 31, 2016, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 3,174,682	79	0.33%

Open sale-buyback financing transactions at December 31, 2016, if any, are identified within the Schedule of Investments.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$14,612,759	$—	$—	$—	$14,612,759
U.S. Government Obligations	3,961,333	—	—	—	3,961,333
Short-Term U.S. Government Obligations	2,825,419	—	—	—	2,825,419
Total Securities Lending Transactions	$21,399,511	$—	$—	$—	$21,399,511
Reverse Repurchase Agreements
U.S. Government Obligations	$—	$2,409,000	$41,457,375	$—	$43,866,375
Total Borrowings	$21,399,511	$2,409,000	$41,457,375	$—	$65,265,886

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on futures: The Portfolio may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolio the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Options on foreign currency: The Portfolio may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

As of December 31, 2016, transactions in written options are as follows:

	Call Options		Put Options
	Amount of Premiums	Number of Contracts	Amount of Premiums	Number of Contracts
Balance at December 31, 2015	$—	—	$—	—
Options written	1,250,459	3,657	1,997,964	6,445
Options closed	—	—	(606)	(3)
Options expired	(914,989)	(2,623)	(867,351)	(3,175)
Options exercised	(335,470)	(1,034)	(1,130,007)	(3,267)
Balance at December 31, 2016	$—	—	$—	—

As of December 31, 2016, transactions in written foreign exchange options and swaptions are as follows:

	Call Options
	Amount of Premiums	Notional Amount		Notional Amount		Notional Amount		Notional Amount
Balance at December 31, 2015	$1,738,102	AUD	—	EUR	—	GBP	—	USD	245,800,000
Options written	7,291,078		139,100,000		123,100,000		33,100,000		811,900,000
Options closed	(728,703)		(13,100,000)		(39,300,000)		(10,500,000)		(47,000,000)
Options expired	(5,339,729)		(90,800,000)		(51,800,000)		(22,600,000)		(721,600,000)
Options exercised	(1,507,224)		(35,200,000)		(32,000,000)		—		(116,300,000)
Balance at December 31, 2016	$1,453,224	AUD	—	EUR	—	GBP	—	USD	172,800,000

	Put Options
	Amount of Premiums	Notional Amount		Notional Amount		Notional Amount
Balance at December 31, 2015	$3,985,488	AUD	—	EUR	27,600,000	USD	579,000,000
Options written	3,679,093		124,000,000		139,600,000		468,200,000
Options closed	(526,107)		—		(53,900,000)		(46,500,000)
Options expired	(3,709,055)		(124,000,000)		(113,300,000)		(715,700,000)
Options exercised	(717,854)		—		—		(108,100,000)
Balance at December 31, 2016	$2,711,565	AUD	—	EUR	—	USD	176,900,000

Open option contracts at December 31, 2016, if any, are included within the Schedule of Investments.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

rates, interest rates, and other relevant factors). These upfront payments are recorded as Net realized gain (loss) within the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as Net realized gain (loss) within the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of Net realized gain (loss) within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swap agreements is disclosed within the Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swap agreements is included in the footnotes to the Schedule of Investments. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Open centrally cleared swap agreements at December 31, 2016, if any, are listed within the Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

Open OTC swap agreements at December 31, 2016, if any, are listed within the Schedule of Investments. The value, as applicable, is shown in OTC Swap agreements, at value within the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Open futures contracts at December 31, 2016, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2016, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2016.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A) (B)	$1,624,931	$—	$—	$—	$—	$1,624,931
Centrally cleared swap agreements, at value (B) (C)	5,650,637	—	—	588,992	—	6,239,629
OTC swap agreements, at value	—	—	—	23,737	—	23,737
Net unrealized appreciation on futures contracts (B) (D)	4,619,575	—	—	—	—	4,619,575
Unrealized appreciation on forward foreign currency contracts	—	45,589,239	—	—	—	45,589,239
Total	$11,895,143	$45,589,239	$—	$612,729	$—	$58,097,111

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Written options and swaptions, at value (B)	$(2,054,647)	$(121,101)	$—	$—	$—	$(2,175,748)
Centrally cleared swap agreements, at value (B) (C)	(9,195,673)	—	—	(310,185)	—	(9,505,858)
OTC swap agreements, at value	—	—	—	(2,195,030)	—	(2,195,030)
Net unrealized depreciation on futures contracts (B) (D)	(8,508,621)	—	—	—	—	(8,508,621)
Unrealized depreciation on forward foreign currency contracts	—	(25,080,904)	—	—	—	(25,080,904)
Total	$(19,758,941)	$(25,202,005)	$—	$(2,505,215)	$—	$(47,466,161)

(A)	Included within Investments, at value on the Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within fair value of centrally cleared swap agreements as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(D)	Included within cumulative appreciation (depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2016.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$(2,494,075)	$—	$—	$—	$—	$(2,494,075)
Written options and swaptions	5,427,802	5,608,264	—	—	—	11,036,066
Swap agreements	(19,661,518)	—	209,195	3,358,426	—	(16,093,897)
Futures contracts	(31,123,937)	—	—	—	—	(31,123,937)
Forward foreign currency contracts (B)	—	61,964,943	—	—	—	61,964,943
Total	$(47,851,728)	$67,573,207	$209,195	$3,358,426	$—	$23,289,100

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (C)	$286,852	$—	$—	$—	$—	$286,852
Written options and swaptions	(270,029)	292,070	—	—	—	22,041
Swap agreements	12,285,307	—	—	3,179,546	—	15,464,853
Futures contracts	1,500,578	—	—	—	—	1,500,578
Forward foreign currency contracts (D)	—	(29,036,291)	—	—	—	(29,036,291)
Total	$13,802,708	$(28,744,221)	$—	$3,179,546	$—	$(11,761,967)

(A)	Included within Net realized gain (loss) on transactions from Investments within the Statement of Operations.
(B)	Included within Net realized gain (loss) on transactions from Foreign currency transactions within the Statement of Operations.
(C)	Included within Net change in unrealized appreciation (depreciation) on Investments within the Statement of Operations.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies within Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2016.

Purchased Options and Swaptions at value		Written Options and Swaptions at value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold
$ 449,563	$ 1,401,620	$ (1,292,089)	$ (1,650,479)	$ 1,177,790,975	783,069,231	(2,597,819,231)	$ 599,340,636	$ 968,461,789

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2016. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement within the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within the Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Bank of America, N.A.	$5,449,106	$(3,821,590)	$(1,627,516)	$—	$3,821,590	$(3,821,590)	$—	$—
Barclays Bank PLC	133,863	(100,812)	—	33,051	100,812	(100,812)	—	—
Barclays Capital, Inc.	—	—	—	—	1,180,271	—	—	1,180,271
BNP Paribas	1,067,494	(1,067,494)	—	—	1,402,926	(1,067,494)	(234,917)	100,515
Citibank N.A.	8,213,880	(1,205,606)	(7,008,274)	—	1,205,606	(1,205,606)	—	—
Deutsche Bank AG	11,490,027	(11,218,483)	(271,544)	—	11,218,483	(11,218,483)	—	—
Goldman Sachs Bank	4,149,760	(1,936,028)	(2,213,732)	—	1,936,028	(1,936,028)	—	—
Goldman Sachs International	—	—	—	—	876,983	—	—	876,983
HSBC Bank USA	3,221,798	(165,791)	(3,056,007)	—	165,791	(165,791)	—	—
JPMorgan Chase Bank, N.A.	3,384,227	(3,381,201)	(3,026)	—	3,381,201	(3,381,201)	—	—
Morgan Stanley Capital Services, Inc.	1,715,581	(1,665,579)	(50,002)	—	1,665,579	(1,665,579)	—	—
Nomura Global Financial Products, Inc.	163,894	(5,511)	—	158,383	5,511	(5,511)	—	—
Standard Chartered Bank	1,043,430	(1,043,430)	—	—	1,503,903	(1,043,430)	(311,765)	148,708
UBS AG	7,123,817	(986,998)	(6,136,819)	—	986,998	(986,998)	—	—
Other Derivatives (C)	10,940,234	—	—	10,940,234	18,014,479	—	—	18,014,479

Total	$58,097,111	$(26,598,523)	$(20,366,920)	$11,131,668	$47,466,161	$(26,598,523)	$(546,682)	$20,320,956

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented in the Schedule of Investments.

7. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Fixed income risk: The market prices of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

As of December 31, 2016, the percentage of Portfolio net assets owned by affiliated investors are as follows:

Portfolio	Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative VP	$234,206,571	8.41%
Transamerica Asset Allocation – Moderate Growth VP	270,512,992	9.72
Transamerica Asset Allocation – Moderate VP	656,290,760	23.57
Transamerica BlackRock Tactical Allocation VP	369,813,486	13.28
Transamerica International Moderate Growth VP	31,726,376	1.14
Total	$1,562,550,185	56.12%

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
First $250 million	0.68%	0.65%
Over $250 million up to $500 million	0.67%	0.64%
Over $500 million up to $750 million	0.66%	0.63%
Over $750 million up to $1 billion	0.63%	0.60%
Over $1 billion up to $3 billion	0.60%	0.57%
Over $3 billion	0.57%	0.54%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Operating Expense Limit	Operating Expense Limit Effective Through
0.80%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST, or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the year ended December 31, 2016, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ 92,740,725	$ 33,326,810	$ 1,082,813

9. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	4	82.41%	82.41%
Service Class	1	89.27%	89.27%

10. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 746,480,255	$ 405,227,118	$ 497,148,033	$ 638,761,601

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, foreign currency transactions, futures contracts, options contracts, defaulted bond interest, TIPS adjustments, swaps, and dollar roll adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to swaps, foreign currency gains and losses, paydown gain/loss, and TIPS adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (8,508,972)	$ (13,891,624)	$ 22,400,596

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2016, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 61,892,172	$ 33,387	$ —	$ 99,023,339	$ 38,283,779	$ —
As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ 27,817,856	$ —	$ —	$ (477,425)	$ (30,312,415)

12. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

13. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica PIMCO Total Return VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica PIMCO Total Return VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica PIMCO Total Return VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica PIMCO Total Return VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $33,387 for the year ended December 31, 2016.

Transamerica Series Trust	Annual Report 2016

Transamerica PineBridge Inflation Opportunities VP

(unaudited)

MARKET ENVIRONMENT

Inflation securities performed well in 2016 as climbing commodity prices boosted both realized inflation and inflation expectations. After bottoming in early February, oil prices rose throughout 2016, ending the year close to $54 per barrel, a 45% year-on-year increase. Accommodative monetary policy on a global scale also contributed to the rise of inflation. Although the U.S. Federal Reserve (“Fed”) ultimately raised the federal funds rate by 25 basis points in December, it had repeatedly reduced its forecasts for future rates throughout the year.

Both actual inflation and expectations of future inflation advanced as a result of higher commodity prices and accommodative monetary policy. Expectations received an additional boost from political developments, first Great Britain’s referendum to leave the European Union (“Brexit”) and then the U.S. presidential election. The election of Donald Trump and his promise of increased fiscal stimulus supported a rise in inflation expectations despite a hawkish turn from the Fed. Overall, headline inflation rose in the U.S. by approximately one percent from December 2015 to late 2016.

U.S. Treasury inflation-protected securities (“TIPS”) break-even rates bottomed in early February, along with oil prices and most risk assets before staging a steady recovery through April. The prospect of Fed tightening caused a decline in break-evens during May and June; however, they once again crept higher after the Brexit victory seemingly removed the risk of an aggressive Fed. After gradually drifting higher from July through October, break-even rates spiked after Donald Trump’s victory, given the expectation of fiscal stimulus and pro-growth economic reforms.

Ultimately, the 10-year break-even rate finished the year at 1.97%, up nearly 40 basis points from year-end 2015. The increase in break-evens more than doubled the move higher in nominal rates, as the 10-year yield closed 2016 up 17 basis points at 2.44% and helped support a total return of 4.75% for TIPS versus a return of 1.03% for nominal Treasuries. Non-U.S. linkers also outperformed nominal Treasuries as accommodative monetary policy and rising commodity prices helped support higher break-even rates, however, foreign exchange volatility caused them to underperform U.S. TIPS, with a total return of 3.87% in 2016.

PERFORMANCE

For the year ended December 31, 2016, Transamerica PineBridge Inflation Opportunities VP, Initial Class returned 4.12%. By comparison, its primary and secondary benchmarks, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index and the Bloomberg Barclays Global Inflation Linked Bond Index, returned 4.68% and 3.91%, respectively.

STRATEGY REVIEW

The Portfolio’s exposure to corporate credit was the largest singular contributor to performance. Commodity-related issuers outperformed among corporates. An allocation to floating-rate financials also contributed.

Yield-curve positioning, specifically the Portfolio’s exposure to non U.S. dollar rates which declined during the year, was another contributor. In the U.S., short-duration positioning relative to the benchmark benefited performance, given the increase in nominal Treasury yields, but this was overshadowed by the lower carry associated with shorter positioning.

Although the non-U.S. dollar exposure was typically more than 50% hedged during the year, the Portfolio’s foreign exchange allocation (via non-U.S. linkers) hurt performance. Notable detractors were an unhedged allocation to the British pound and a modest, opportunistic exposure to Mexican peso. These were partially offset by opportunistic allocations to select currencies, notably the Canadian dollar and the Japanese yen.

Security selection among non-U.S. TIPS had a negative impact on relative performance, with negative contributions coming from Italian, Australian and Canadian linkers.

During the period, the Portfolio used derivatives. These positions added to performance.

Robert A. Vanden Assem, CFA

Roberto Coronado

Co-Portfolio Managers

PineBridge Investments LLC

Transamerica Series Trust	Annual Report 2016

Transamerica PineBridge Inflation Opportunities VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	4.12%	(0.03)%	1.30%	05/01/2011
Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index (A)	4.68%	0.89%	2.25%
Bloomberg Barclays Global Inflation Linked Bond Index (B)	3.91%	1.41%	1.58%
Service Class	3.80%	0.04%	1.36%	05/01/2011

(A) The Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(B) The Bloomberg Barclays Global Inflation Linked Bond Index cover eleven sovereign markets, quasi-sovereign issues in the Euro market and a full credit index in sterling.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investments in a “non-diversified” portfolio may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified portfolio. The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica PineBridge Inflation Opportunities VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C)
Initial Class	$ 1,000.00	$991.20	$3.15	$1,022.00	$3.20	0.63%
Service Class	1,000.00	989.90	4.40	1,020.70	4.47	0.88

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2016

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Portfolio Characteristics	Years
Average Maturity §	7.49
Duration †	6.04

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	56.1%
AAA	6.6
AA	10.5
A	4.4
BBB	16.5
BB	5.1
B	0.1
NR (Not Rated)	0.5
Net Other Assets (Liabilities)^	0.2
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2016

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Principal	Value
ASSET-BACKED SECURITY - 0.6%
American Express Credit Account Master Trust Series 2013-1, Class A, 1.12% (A), 02/16/2021	$ 1,050,000	$ 1,053,267

Total Asset-Backed Security (Cost $1,053,486)		1,053,267

CORPORATE DEBT SECURITIES - 19.5%
Banks - 9.2%
BAC Capital Trust XIV 4.00% (A), 01/17/2017 (B)	700,000	549,500
Bank of America Corp.
2.56% (A), 11/19/2024, MTN (C)	5,000,000	4,475,000
4.18%, 11/25/2027, MTN	137,000	137,088
BankBoston Capital Trust IV 1.55% (A), 06/08/2028	242,000	216,590
Barclays PLC 2.99% (A), 08/10/2021	231,000	236,712
Citigroup, Inc.
0.00% (A) (D), 03/27/2025, MTN	1,000,000	988,750
2.07% (A), 08/02/2021 (E)	465,000	469,982
4.14% (A), 03/30/2020, MTN	2,000,000	2,080,420
Corestates Capital II 1.53% (A), 01/15/2027 (F)	219,000	196,553
Eksportfinans ASA 5.50%, 06/26/2017, MTN	700,000	709,905
HSBC Holdings PLC
2.50% (A), 01/05/2022	1,400,000	1,426,086
4.38%, 11/23/2026	250,000	251,856
JPMorgan Chase & Co.
1.84% (A), 03/22/2019	1,000,000	1,006,891
2.11% (A), 10/24/2023	247,000	251,932
PNC Financial Services Group, Inc. 5.00% (A), 11/01/2026 (B)	497,000	479,605
Royal Bank of Scotland Group PLC 8.63% (A), 08/15/2021 (B)	234,000	238,680
Royal Bank of Scotland PLC 9.50% (A), 03/16/2022, MTN (G)	1,350,000	1,370,871
Societe Generale SA 7.38% (A), 09/13/2021 (B) (F)	200,000	199,664
Standard Chartered PLC 6.41% (A), 01/30/2017 (B) (F)	400,000	306,000
SunTrust Capital III 1.61% (A), 03/15/2028	215,000	185,169
Toronto-Dominion Bank 3.63% (A), 09/15/2031	69,000	67,401
Wachovia Capital Trust II 1.38% (A), 01/15/2027	318,000	285,405
Wells Fargo & Co. 1.34% (A), 04/22/2019	1,000,000	998,037
Wells Fargo Capital II 1.39% (A), 01/30/2027	227,000	203,165
Westpac Banking Corp. 4.32% (A), 11/23/2031, MTN	76,000	76,242

		17,407,504

Beverages - 0.5%
Anheuser-Busch InBev Worldwide, Inc. 1.58% (A), 08/01/2018	1,000,000	1,006,141

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets - 2.6%
Credit Suisse Group Funding Guernsey, Ltd. 3.17% (A), 04/16/2021	$ 1,007,000	$ 1,044,030
Goldman Sachs Capital II 4.00% (A), 01/30/2017 (B)	45,000	36,724
Goldman Sachs Capital III 4.00% (A), 01/30/2017 (B)	23,000	18,544
Goldman Sachs Group, Inc.
2.04% (A), 04/23/2020	425,000	429,061
2.24% (A), 11/15/2021	741,000	745,005
2.64% (A), 10/28/2027, MTN	173,000	176,355
Morgan Stanley
1.73% (A), 01/24/2019	1,000,000	1,006,240
2.28% (A), 04/21/2021, MTN	1,000,000	1,020,976
State Street Corp. 1.96% (A), 06/01/2077	564,000	498,435

		4,975,370

Consumer Finance - 1.1%
Navient Corp.
3.61% (A), 12/15/2020, MTN	189,000	169,155
3.94% (A), 05/03/2019, MTN	2,000,000	1,940,000

		2,109,155

Diversified Financial Services - 1.1%
Hartford Life Institutional Funding 3.94% (A), 05/08/2018, MTN (C) (F)	2,000,000	2,014,020

Diversified Telecommunication Services - 0.1%
Verizon Communications, Inc. 1.28% (A), 08/15/2019	200,000	199,831

Electric Utilities - 0.2%
Electricite de France SA 1.15%, 01/20/2017 (F)	100,000	99,997
WEC Energy Group, Inc. 6.25% (A), 05/15/2067	242,000	212,053

		312,050

Equity Real Estate Investment Trusts - 0.0% (H)
Columbia Property Trust Operating Partnership, LP 3.65%, 08/15/2026	77,000	73,127

Gas Utilities - 0.4%
National Grid PLC 1.25%, 10/06/2021, MTN (G)	GBP 520,000	774,535

Insurance - 0.6%
Chubb Corp. 6.38% (A), 03/29/2067	$ 500,000	470,000
Prudential Financial, Inc. 8.88% (A), 06/15/2068	229,000	247,320
XLIT, Ltd. 6.50% (A), 04/15/2017 (B)	500,000	390,000

		1,107,320

Metals & Mining - 1.5%
Alcoa Nederland Holding BV 6.75%, 09/30/2024 (F)	247,000	267,995
Glencore Finance Canada, Ltd. 2.70%, 10/25/2017 (F)	230,000	231,760
Glencore Funding LLC 4.00%, 04/16/2025 (F)	223,000	218,540

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Metals & Mining (continued)
Goldcorp, Inc. 2.13%, 03/15/2018	$ 760,000	$ 759,645
Newcrest Finance Pty, Ltd.
4.20%, 10/01/2022 (F)	742,000	746,103
5.75%, 11/15/2041 (F)	463,000	438,318
Vale Overseas, Ltd. 6.25%, 08/10/2026	226,000	235,040

		2,897,401

Oil, Gas & Consumable Fuels - 1.7%
Anadarko Petroleum Corp. 4.85%, 03/15/2021	812,000	870,657
BP Capital Markets PLC 1.84% (A), 09/16/2021	484,000	485,932
EnLink Midstream Partners, LP 4.85%, 07/15/2026	495,000	499,323
Hess Corp. 4.30%, 04/01/2027	117,000	116,464
Petroleos Mexicanos 5.38%, 03/13/2022 (F)	226,000	231,420
Phillips 66 Partners, LP 3.55%, 10/01/2026	495,000	479,047
TOTAL SA 3.88% (A), 05/18/2022, MTN (B) (G)	EUR 450,000	499,746

		3,182,589

Real Estate Management & Development - 0.1%
Vonovia Finance BV 3.20%, 10/02/2017 (G)	$ 200,000	201,844

Transportation Infrastructure - 0.4%
Heathrow Funding, Ltd. 1.37%, 03/28/2032 (G)	GBP 551,901	854,053

Total Corporate Debt Securities (Cost $37,790,242)		37,114,940

FOREIGN GOVERNMENT OBLIGATIONS - 19.0%
Australia - 4.0%
Australia Government Bond 1.00%, 11/21/2018 (G)	AUD 10,000,000	7,657,718

Brazil - 0.5%
Brazil Notas do Tesouro Nacional Series F, 10.00%, 01/01/2019	BRL 3,000,000	907,569

France - 1.8%
France Republic Government Bond OAT
0.10%, 03/01/2025 (G)	EUR 1,808,928	2,058,624
2.25%, 07/25/2020 (G)	1,227,440	1,472,055

		3,530,679

Italy - 2.2%
Italy Buoni Poliennali del Tesoro
0.10%, 05/15/2022 (G)	2,535,050	2,673,496
2.10%, 09/15/2021 (G)	1,307,748	1,525,676

		4,199,172

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Mexico - 0.9%
Mexico Udibonos
Series S,
2.50%, 12/10/2020	MXN 15,627,649	$ 755,146
4.50%, 12/04/2025	17,730,986	959,653

		1,714,799

New Zealand - 1.9%
New Zealand Government Bond 2.00%, 09/20/2025 (G)	NZD 5,000,000	3,650,719

Spain - 0.9%
Spain Government Inflation-Linked Bond 0.55%, 11/30/2019 (G)	EUR 1,510,875	1,658,245

United Kingdom - 6.8%
U.K. Gilt Inflation-Linked 0.13%, 11/22/2019 - 03/22/2044 (G)	GBP 9,037,383	12,842,599

Total Foreign Government Obligations (Cost $38,526,989)		36,161,500

MORTGAGE-BACKED SECURITIES - 0.1%
COMM Mortgage Trust Series 2015-CR24, Class A2, 3.02%, 08/10/2048	$ 73,700	75,489
CSAIL Commercial Mortgage Trust Series 2015-C1, Class A2, 2.97%, 04/15/2050	44,000	45,002
GS Mortgage Securities Corp. II Series 2015-GC30, Class A2, 2.73%, 05/10/2050	82,500	83,791

Total Mortgage-Backed Securities (Cost $205,811)		204,282

U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.2%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
2.41% (A), 04/25/2024	2,213,255	2,231,410
2.96% (A), 02/25/2024 - 03/25/2025	1,603,365	1,628,140
Federal National Mortgage Association Connecticut Avenue Securities
2.36% (A), 01/25/2024	209,230	210,326
2.76% (A), 10/25/2023	179,062	180,534

Total U.S. Government Agency Obligations (Cost $4,201,305)		4,250,410

U.S. GOVERNMENT OBLIGATIONS - 53.9%
U.S. Treasury Inflation-Protected Securities - 53.9%
U.S. Treasury Inflation-Indexed Bond
0.63%, 02/15/2043	2,628,300	2,406,348
0.75%, 02/15/2042 - 02/15/2045	5,585,979	5,266,899
1.00%, 02/15/2046	2,498,657	2,509,217
1.38%, 02/15/2044	2,602,134	2,839,738
2.00%, 01/15/2026	2,435,640	2,743,904
2.38%, 01/15/2025 - 01/15/2027	6,812,702	7,880,893
2.50%, 01/15/2029	562,900	678,943
3.63%, 04/15/2028	1,046,101	1,375,541
3.88%, 04/15/2029	3,087,651	4,221,427

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities (continued)
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2017 - 07/15/2026	$ 31,896,094	$ 31,942,592
0.13%, 04/15/2021 (E)	10,835,800	10,897,813
0.25%, 01/15/2025	2,398,175	2,358,564
0.38%, 07/15/2025	4,087,193	4,064,991
0.63%, 01/15/2024 - 01/15/2026	7,243,722	7,325,541
1.13%, 01/15/2021	1,403,287	1,472,139
1.25%, 07/15/2020	9,365,389	9,891,105
1.38%, 01/15/2020	4,359,225	4,584,658

Total U.S. Government Obligations (Cost $102,378,767)		102,460,313

	Shares	Value
PREFERRED STOCKS - 2.1%
Banks - 0.3%
Santander Finance Preferred SAU 4.00% (A)	3,150	74,938
US Bancorp Series A, 3.50% (A) (E)	500	426,290

		501,228

Consumer Finance - 1.7%
Navient Corp.
3.46% (A)	95,427	2,389,492
3.51% (A)	30,888	770,965

		3,160,457

	Shares	Value
PREFERRED STOCKS (continued)
Insurance - 0.1%
Prudential Financial, Inc. 3.86% (A)	10,368	$ 263,140

Total Preferred Stocks (Cost $3,834,712)		3,924,825

SECURITIES LENDING COLLATERAL - 0.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (I)	864,620	864,620

Total Securities Lending Collateral (Cost $864,620)		864,620

	Principal	Value
REPURCHASE AGREEMENT - 1.9%
State Street Bank & Trust Co. 0.03% (I), dated 12/30/2016, to be repurchased at $3,656,321 on 01/03/2017. Collateralized by a U.S. Government Obligation, 2.13%, due 09/30/2021, and with a value of $3,730,296.	$ 3,656,309	3,656,309

Total Repurchase Agreement (Cost $3,656,309)		3,656,309

Total Investments (Cost $192,512,241) (J)		189,690,466
Net Other Assets (Liabilities) - 0.2%		324,843

Net Assets - 100.0%		$ 190,015,309

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
GSC	01/13/2017	USD	4,052,117	GBP	3,255,000	$38,945	$—
JPMS	01/27/2017	USD	5,966,720	AUD	8,000,000	197,780	—
JPMS	01/27/2017	USD	898,069	BRL	3,000,000	—	(15,977)
JPMS	01/27/2017	USD	9,917,299	EUR	9,225,000	191,981	—
JPMS	01/27/2017	USD	6,933,021	GBP	5,450,000	211,090	—
JPMS	01/27/2017	USD	1,661,190	MXN	34,500,000	4,017	—
JPMS	01/27/2017	USD	3,594,240	NZD	5,200,000	—	(14,597)

Total						$643,813	$(30,574)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Security	$—	$1,053,267	$—	$1,053,267
Corporate Debt Securities	—	37,114,940	—	37,114,940
Foreign Government Obligations	—	36,161,500	—	36,161,500
Mortgage-Backed Securities	—	204,282	—	204,282
U.S. Government Agency Obligations	—	4,250,410	—	4,250,410
U.S. Government Obligations	—	102,460,313	—	102,460,313
Preferred Stocks	3,924,825	—	—	3,924,825
Securities Lending Collateral	864,620	—	—	864,620
Repurchase Agreement	—	3,656,309	—	3,656,309

Total Investments	$4,789,445	$184,901,021	$—	$189,690,466

Other Financial Instruments
Forward Foreign Currency Contracts (L)	$—	$643,813	$—	$643,813

Total Other Financial Instruments	$—	$643,813	$—	$643,813

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (L)	$—	$(30,574)	$—	$(30,574)

Total Other Financial Instruments	$—	$(30,574)	$—	$(30,574)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2016.
(B)	Perpetual maturity. The date displayed is the next call date.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2016, total value of securities is $6,489,020, representing 3.4% of the Portfolio’s net assets.
(D)	Percentage rounds to less than 0.01% or (0.01)%.
(E)	All or a portion of the securities are on loan. The total value of all securities on loan is $847,349. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(F)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the total value of 144A securities is $4,950,370, representing 2.6% of the Portfolio’s net assets.
(G)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2016, the total value of Regulation S securities is $37,240,181, representing 19.6% of the Portfolio’s net assets.
(H)	Percentage rounds to less than 0.1% or (0.1)%.
(I)	Rates disclosed reflect the yields at December 31, 2016.
(J)	Aggregate cost for federal income tax purposes is $196,509,632. Aggregate gross unrealized appreciation and depreciation for all securities is $1,389,225 and $8,208,391, respectively. Net unrealized depreciation for tax purposes is $6,819,166.
(K)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(L)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso
NZD	New Zealand Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

GSC	Goldman Sachs & Co.
JPMS	JPMorgan Securities LLC

PORTFOLIO ABBREVIATION:

MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PineBridge Inflation Opportunities VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Investments, at value (cost $188,855,932) (including securities loaned of $847,349)	$186,034,157
Repurchase agreement, at value (cost $3,656,309)	3,656,309
Foreign currency, at value (cost $2,751)	2,712
Receivables and other assets:
Shares of beneficial interest sold	140,775
Interest	620,411
Dividends	5,306
Tax reclaims	1,372
Net income from securities lending	418
Unrealized appreciation on forward foreign currency contracts	643,813

Total assets	191,105,273

Liabilities:
Payables and other liabilities:
Investment management fees	93,300
Distribution and service fees	40,213
Transfer agent costs	500
Trustees, CCO and deferred compensation fees	217
Audit and tax fees	25,599
Custody fees	9,275
Legal fees	2,392
Printing and shareholder reports fees	22,236
Other	1,038
Collateral for securities on loan	864,620
Unrealized depreciation on forward foreign currency contracts	30,574

Total liabilities	1,089,964

Net assets	$190,015,309

Net assets consist of:
Capital stock ($0.01 par value)	$190,530
Additional paid-in capital	206,829,379
Undistributed (distributions in excess of) net investment income (loss)	310,423
Accumulated net realized gain (loss)	(15,105,131)
Net unrealized appreciation (depreciation) on:
Investments	(2,821,775)
Translation of assets and liabilities denominated in foreign currencies	611,883

Net assets	$190,015,309

Net assets by class:
Initial Class	$9,934
Service Class	190,005,375

Shares outstanding:
Initial Class	1,009
Service Class	19,052,000

Net asset value and offering price per share:
Initial Class	$9.84	(A)
Service Class	9.97

(A)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income	$112,313
Interest income	3,682,807
Net income (loss) from securities lending	16,455

Total investment income	3,811,575

Expenses:
Investment advisory fees	168,471
Investment management fees	942,532
Distribution and service fees:
Service Class	482,897
Administration fees	9,189
Transfer agent costs	2,912
Trustees, CCO and deferred compensation fees	5,145
Audit and tax fees	35,093
Custody fees	56,397
Legal fees	10,022
Printing and shareholder reports fees	19,424
Other	6,929

Total expenses before waiver and/or reimbursement and recapture	1,739,011

Reimbursement of custody fees (A)	(15,848)

Net expenses	1,723,163

Net investment income (loss)	2,088,412

Net realized gain (loss) on:
Investments	(1,287,783)
Futures contracts	(37,649)
Foreign currency transactions	463,194

Net realized gain (loss)	(862,238)

Net change in unrealized appreciation (depreciation) on:
Investments	4,981,571
Futures contracts	(8,713)
Translation of assets and liabilities denominated in foreign currencies	589,550

Net change in unrealized appreciation (depreciation)	5,562,408

Net realized and change in unrealized gain (loss)	4,700,170

Net increase (decrease) in net assets resulting from operations	$6,788,582

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PineBridge Inflation Opportunities VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$2,088,412	$470,532
Net realized gain (loss)	(862,238)	865,136
Net change in unrealized appreciation (depreciation)	5,562,408	(7,072,650)

Net increase (decrease) in net assets resulting from operations	6,788,582	(5,736,982)

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(84)	(144)
Service Class	(1,127,358)	(2,439,487)

Total dividends and/or distributions from net investment income	(1,127,442)	(2,439,631)

Capital share transactions:
Proceeds from shares sold:
Service Class	31,647,572	17,673,691

	31,647,572	17,673,691

Dividends and/or distributions reinvested:
Initial Class	84	144
Service Class	1,127,358	2,439,487

	1,127,442	2,439,631

Cost of shares redeemed:
Service Class	(40,742,253)	(16,613,992)

	(40,742,253)	(16,613,992)

Net increase (decrease) in net assets resulting from capital share transactions	(7,967,239)	3,499,330

Net increase (decrease) in net assets	(2,306,099)	(4,677,283)

Net assets:
Beginning of year	192,321,408	196,998,691

End of year	$190,015,309	$192,321,408

Undistributed (distributions in excess of) net investment income (loss)	$310,423	$933,077

Capital share transactions - shares:
Shares issued:
Service Class	3,138,267	1,766,923

	3,138,267	1,766,923

Shares reinvested:
Initial Class	8	15
Service Class	111,179	247,663

	111,187	247,678

Shares redeemed:
Service Class	(4,106,064)	(1,660,485)

	(4,106,064)	(1,660,485)

Net increase (decrease) in shares outstanding:
Initial Class	8	15
Service Class	(856,618)	354,101

	(856,610)	354,116

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PineBridge Inflation Opportunities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015	December 31, 2014		December 31, 2013		December 31, 2012
Net asset value, beginning of year	$9.53		$9.94	$9.65		$11.47		$10.78

Investment operations:
Net investment income (loss) (A)	0.13	(B)	0.05	0.30		0.07		0.09
Net realized and unrealized gain (loss)	0.26		(0.31)	0.05		(1.45)		0.78

Total investment operations	0.39		(0.26)	0.35		(1.38)		0.87

Dividends and/or distributions to shareholders:
Net investment income	(0.08)		(0.15)	(0.06)		(0.05)		(0.03)
Net realized gains	—		—	—		(0.39)		(0.15)

Total dividends and/or distributions to shareholders	(0.08)		(0.15)	(0.06)		(0.44)		(0.18)

Net asset value, end of year	$9.84		$9.53	$9.94		$9.65		$11.47

Total return (C)	4.12%		(2.68)%	3.58%		(12.01)%		8.12%

Ratio and supplemental data:
Net assets end of year (000’s)	$10		$9	$10		$1,917		$365
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.65%		0.64%	0.89	%(D)	0.91	%(D)	0.87	%(D)
Including waiver and/or reimbursement and recapture	0.64	%(B)	0.64%	0.89	%(D)	0.91	%(D)	0.88	%(D)
Net investment income (loss) to average net assets	1.33	%(B)	0.47%	2.99	%(D)	0.68	%(D)	0.83	%(D)
Portfolio turnover rate	94%		36%	152	%(E)	52	%(E)	409	%(E)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Includes interest fee on sale-buyback transactions, representing 0.04%, 0.05%, and 0.04% of average net assets for the years ended December 31, 2014, December 31, 2013, and December 31, 2012, respectively.
(E)	Excludes sale-buyback transactions.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014		December 31, 2013		December 31, 2012
Net asset value, beginning of year	$9.66		$10.07	$9.77		$11.29		$10.77

Investment operations:
Net investment income (loss) (A)	0.11	(B)	0.02	0.14		(0.01)		0.05
Net realized and unrealized gain (loss)	0.26		(0.31)	0.19		(1.08)		0.64

Total investment operations	0.37		(0.29)	0.33		(1.09)		0.69

Dividends and/or distributions to shareholders:
Net investment income	(0.06)		(0.12)	(0.03)		(0.04)		(0.03)
Net realized gains	—		—	—		(0.39)		(0.14)

Total dividends and/or distributions to shareholders	(0.06)		(0.12)	(0.03)		(0.43)		(0.17)

Net asset value, end of year	$9.97		$9.66	$10.07		$9.77		$11.29

Total return (C)	3.80%		(2.87)%	3.38%		(9.71)%		6.49%

Ratio and supplemental data:
Net assets end of year (000’s)	$190,005		$192,312	$196,989		$161,422		$170,079
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.90%		0.89%	1.14	%(D)	1.16	%(D)	1.12	%(D)
Including waiver and/or reimbursement and recapture	0.89	%(B)	0.89%	1.14	%(D)	1.16	%(D)	1.13	%(D)
Net investment income (loss) to average net assets	1.08	%(B)	0.24%	1.41	%(D)	(0.09	)%(D)	0.43	%(D)
Portfolio turnover rate	94%		36%	152	%(E)	52	%(E)	409	%(E)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Includes interest fee on sale-buyback transactions, representing 0.04%, 0.05%, and 0.04% of average net assets for the years ended December 31, 2014, December 31, 2013, and December 31, 2012, respectively.
(E)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PineBridge Inflation Opportunities VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2016 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Transamerica Series Trust	Annual Report 2016

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Transamerica Series Trust	Annual Report 2016

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2016, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2016, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations with a corresponding adjustment to cost.

Transamerica Series Trust	Annual Report 2016

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$479,613	$—	$—	$—	$479,613
U.S. Government Obligations	33,199	—	—	—	33,199
Preferred Stocks	351,808	—	—	—	351,808
Total Securities Lending Transactions	$864,620	$—	$—	$—	$864,620
Total Borrowings	$864,620	$—	$—	$—	$864,620

Transamerica Series Trust	Annual Report 2016

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2016, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2016, if any, are listed within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2016

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2016.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Unrealized appreciation on forward foreign currency contracts	$—	$643,813	$—	$—	$—	$643,813
Total	$—	$643,813	$—	$—	$—	$643,813

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Unrealized depreciation on forward foreign currency contracts	$—	$(30,574)	$—	$—	$—	$(30,574)
Total	$—	$(30,574)	$—	$—	$—	$(30,574)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2016.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(37,649)	$—	$—	$—	$—	$(37,649)
Forward foreign currency contracts (A)	—	478,597	—	—	—	478,597
Total	$(37,649)	$478,597	$—	$—	$—	$440,948

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(8,713)	$—	$—	$—	$—	$(8,713)
Forward foreign currency contracts (B)	—	589,799	—	—	—	589,799
Total	$(8,713)	$589,799	$—	$—	$—	$581,086

(A)	Included within Net realized gain (loss) on transactions from Foreign currency transactions within the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies within Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2016.

Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Long	Short	Purchased	Sold
—	(1,623,077)	$ 1,623,327	$ 17,729,451

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments

Transamerica Series Trust	Annual Report 2016

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2016. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement within the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within the Statement of Assets and Liabilities		Net Amount	Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Goldman Sachs & Co.	$38,945	$—	$—	$38,945	$—	$—	$—	$—
J.P. Morgan Securities LLC	604,868	(30,574)	—	574,294	30,574	(30,574)	—	—
Total	$643,813	$(30,574)	$—	$613,239	$30,574	$(30,574)	$—	$—

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

7. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Fixed income risk: The market prices of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding

Transamerica Series Trust	Annual Report 2016

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
First $200 million	0.58%	0.55%
Over $200 million up to $700 million	0.57%	0.54%
Over $700 million	0.54%	0.51%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit (A)	Operating Expense Limit Effective Through
0.75%	May 1, 2017

(A)	Prior to May 1, 2016, the expense limit was 0.90%.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Annual Report 2016

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

9. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	100.00%	100.00%
Service Class	1	92.31%	92.31%

10. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 101,788,919	$ 71,201,861	$ 99,255,306	$ 78,360,693

Transamerica Series Trust	Annual Report 2016

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, convertible preferred stock interest accruals, foreign currency transactions, futures contracts and TIPS adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to swaps, foreign currency gain and losses, paydown gain/loss, and TIPS adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ (1,583,624)	$ 1,583,624

As of December 31, 2016, the Portfolio had capital loss carryforwards available to offset future realized gains listed below:

Unlimited
Short-Term	Long-Term
$ 486,606	$ 10,089,148

During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 1,127,442	$ —	$ —	$ 2,439,631	$ —	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 391,676	$ —	$ (10,575,754)	$ —	$ —	$ (6,820,522)

12. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2016

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

12. NEW ACCOUNTING PRONOUNCEMENTS (continued)

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

13. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica PineBridge Inflation Opportunities VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica PineBridge Inflation Opportunities VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica PineBridge Inflation Opportunities VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica PineBridge Inflation Opportunities VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2016.

Transamerica Series Trust	Annual Report 2016

Transamerica ProFund UltraBear VP

(unaudited)

MARKET ENVIRONMENT

The S&P 500®, which returned 11.96% in 2016, is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Profund UltraBear VP, Service Class returned (23.60)%. By comparison, its benchmark, the S&P 500®, returned 11.96%.

STRATEGY REVIEW

The Portfolio seeks daily investment results, before fees and expenses, that correspond to twice the inverse (-2x) of the daily performance of the S&P 500®. It seeks investment results for a single day only, and not for longer periods. The return of the Portfolio for a period longer than a day would be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse (-2x) of the return of the Index for that same period.

During the year, the Portfolio invested in futures contracts as a substitute for shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives, which generally tracked the performance of their underlying benchmark, detracted from performance.

Michael Neches

Rachel Ames

Co-Portfolio Managers

ProFund Advisors LLC

Transamerica Series Trust	Annual Report 2016

Transamerica ProFund UltraBear VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Service Class	(23.60)%	(27.22)%	(29.56)%	05/01/2009
S&P 500® (A)	11.96%	14.66%	15.50%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Portfolio is classified as “non-diversified,” which means it may invest in a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the Portfolio invests its assets in fewer issuers, the Portfolio will be more susceptible to negative events affecting those issuers.

Transamerica Series Trust	Annual Report 2016

Transamerica ProFund UltraBear VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$850.00	$5.58	$1,019.10	$6.09	1.20%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
Short-Term Investment Companies	72.2%
Repurchase Agreement	18.0
Net Other Assets (Liabilities) ^	9.8
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2016

Transamerica ProFund UltraBear VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
SHORT-TERM INVESTMENT COMPANIES - 72.2%
Money Market Funds - 72.2%
State Street Institutional U.S. Government Money Market Fund	6,288,824	$ 6,288,824
Dreyfus Treasury Cash Management	6,288,823	6,288,823
UBS Select Treasury Preferred	6,288,823	6,288,823
BlackRock Liquidity Funds T-Fund Portfolio	6,288,823	6,288,823

Total Short-Term Investment Companies (Cost $25,155,293)		25,155,293

	Principal	Value
REPURCHASE AGREEMENT - 18.0%

State Street Bank & Trust Co.
0.03% (A), dated 12/30/2016, to be repurchased at $6,288,844 on 01/03/2017. Collateralized by a U.S. Government Obligation, 0.13%, due 04/15/2017, and with a value of $6,414,859.

	$ 6,288,823	$ 6,288,823

Total Repurchase Agreement (Cost $6,288,823)		6,288,823

Total Investments (Cost $31,444,116) (B)		31,444,116
Net Other Assets (Liabilities) - 9.8%		3,431,787

Net Assets - 100.0%		$ 34,875,903

FUTURES CONTRACTS: (C)

Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini	Short	(616)	03/17/2017	$—	$(126,067)

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Short-Term Investment Companies	$25,155,293	$—	$—	$25,155,293
Repurchase Agreement	—	6,288,823	—	6,288,823

Total Investments	$25,155,293	$6,288,823	$—	$31,444,116

LIABILITIES
Other Financial Instruments
Futures Contracts (E)	$(126,067)	$—	$—	$(126,067)

Total Other Financial Instruments	$(126,067)	$—	$—	$(126,067)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at December 31, 2016.
(B)	Aggregate cost for federal income tax purposes is $31,444,116.
(C)	Cash in the amount of $3,218,600 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(E)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica ProFund UltraBear VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Unaffiliated investments, at value (cost $25,155,293)	$25,155,293
Repurchase agreement, at value (cost $6,288,823)	6,288,823
Cash	6,160
Cash collateral on deposit with broker	3,218,600
Receivables and other assets:
Interest	352
Variation margin receivable	274,152

Total assets	34,943,380

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	2,801
Investment management fees	26,074
Distribution and service fees	7,424
Transfer agent costs	84
Trustees, CCO and deferred compensation fees	22
Audit and tax fees	11,164
Custody fees	2,071
Legal fees	548
Printing and shareholder reports fees	17,071
Other	218

Total liabilities	67,477

Net assets	$34,875,903

Net assets consist of:
Capital stock ($0.01 par value)	$514,648
Additional paid-in capital	191,755,781
Undistributed (distributions in excess of) net investment income (loss)	—
Accumulated net realized gain (loss)	(157,268,459)
Net unrealized appreciation (depreciation) on:
Futures contracts	(126,067)

Net assets	$34,875,903

Shares outstanding	51,464,780

Net asset value and offering price per share	$0.68

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Interest income from unaffiliated investments	$19,648

Total investment income	19,648

Expenses:
Investment advisory fees	82,446
Investment management fees	288,877
Distribution and service fees	106,316
Administration fees	2,910
Transfer agent costs	652
Trustees, CCO and deferred compensation fees	928
Audit and tax fees	13,701
Custody fees	11,421
Legal fees	2,641
Printing and shareholder reports fees	1,079
Other	1,438

Total expenses before waiver and/or reimbursement and recapture	512,409

Expense waived and/or reimbursed	(1,042)
Recapture of previously waived and/or reimbursed fees	11,708
Reimbursement of custody fees (A)	(4,870)

Net expenses	518,205

Net investment income (loss)	(498,557)

Net realized gain (loss) on:
Futures contracts	(16,664,853)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	46,578

Net realized and change in unrealized gain (loss)	(16,618,275)

Net increase (decrease) in net assets resulting from operations	$(17,116,832)

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica ProFund UltraBear VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$(498,557)	$(268,393)
Net realized gain (loss)	(16,664,853)	(4,920,257)
Net change in unrealized appreciation (depreciation)	46,578	493,729

Net increase (decrease) in net assets resulting from operations	(17,116,832)	(4,694,921)

Capital share transactions:
Proceeds from shares sold	59,561,428	31,725,872
Cost of shares redeemed	(41,416,499)	(11,569,990)

Net increase (decrease) in net assets resulting from capital share transactions	18,144,929	20,155,882

Net increase (decrease) in net assets	1,028,097	15,460,961

Net assets:
Beginning of year	33,847,806	18,386,845

End of year	$34,875,903	$33,847,806

Undistributed (distributions in excess of) net investment income (loss)	$—	$—

Capital share transactions - shares:
Shares issued	63,192,258	31,405,956
Shares redeemed	(49,853,195)	(12,505,912)

Net increase (decrease) in shares outstanding	13,339,063	18,900,044

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$0.89		$0.96	$1.29	$2.35	$3.33

Investment operations:
Net investment income (loss) (A) (B)	(0.01	)(C)	(0.01)	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	(0.20)		(0.06)	(0.32)	(1.04)	(0.95)

Total investment operations	(0.21)		(0.07)	(0.33)	(1.06)	(0.98)

Net asset value, end of year	$0.68		$0.89	$0.96	$1.29	$2.35

Total return (D)	(23.60)%		(7.29)%	(25.58)%	(45.11)%	(29.43)%

Ratio and supplemental data:
Net assets end of year (000’s)	$34,876		$33,848	$18,387	$18,501	$94,919
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.20%		1.24%	1.32%	1.26%	1.20%
Including waiver and/or reimbursement and recapture	1.22	%(C)	1.23%	1.23%	1.23%	1.22%
Net investment income (loss) to average net assets (B)	(1.17	)%(C)	(1.22)%	(1.22)%	(1.21)%	(1.19)%
Portfolio turnover rate	—%		—%	—%	—%	—%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica ProFund UltraBear VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2016 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An

Transamerica Series Trust	Annual Report 2016

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These investments are actively traded and no valuation adjustments are applied. Investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or

Transamerica Series Trust	Annual Report 2016

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2016, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2016

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2016.

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$—	$—	$(126,067)	$—	$—	$(126,067)
Total	$—	$—	$(126,067)	$—	$—	$(126,067)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2016.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(16,664,853)	$—	$—	$(16,664,853)
Total	$—	$—	$(16,664,853)	$—	$—	$(16,664,853)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$46,578	$—	$—	$46,578
Total	$—	$—	$46,578	$—	$—	$46,578

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2016.

Futures Contracts at Notional Amount
Long	Short
—	(40,312)

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
First $250 million	0.88%	0.85%
Over $250 million up to $750 million	0.83%	0.80%
Over $750 million	0.78%	0.75%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.98%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available from Fiscal Years			Total
2014	2015	2016
$ 10,254	$ 7,601	$ 1,042	$ 18,897

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the

Transamerica Series Trust	Annual Report 2016

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

7. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	1	96.75%	96.75%

8. PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2016, there were no proceeds from securities purchased or securities sold (excluding short-term securities).

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, futures contracts and wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to

Transamerica Series Trust	Annual Report 2016

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

reflect tax character. The primary permanent difference is due to net operating losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (498,557)	$ 498,557	$ —

As of December 31, 2016, the Portfolio had capital loss carryforwards available to offset future realized gains listed below:

Expires on December 31,		Unlimited
2017	2018	Short-Term	Long-Term
$ 237,035	$ 9,504,291	$ 59,061,049	$ 88,592,151

During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ —	$ —	$ —	$ —	$ —	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ —	$ (157,394,526)	$ —	$ —	$ —

10. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica ProFund UltraBear VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica ProFund UltraBear VP (one of the portfolio’s constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica ProFund UltraBear VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica ProFund UltraBear VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2016.

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation –  Conservative VP

(unaudited)

MARKET ENVIRONMENT

The year began with a market correction and increased volatility as a result of renewed China growth fears and weakness in global oil prices. However, the year was characterized by substantial political uncertainty and surprises that carried over to asset prices across nearly all financial markets. The middle of the year was marked by the surprise result of the United Kingdom’s decision to leave the eurozone (“Brexit”), sending European equity markets and the British pound sharply downward. The year’s political volatility was not finished at Brexit, as the latter half was characterized strongly by the uncertainty leading up to the U.S. presidential election and Donald Trump’s win, which came as a surprise to many polls and market forecasts.

In spite of this political volatility, the global economy continued to advance, largely carried by continued growth in the U.S. and China and in spite of weaker economic performance out of Japan and emerging economies such as Russia and Brazil. Global equity markets performed strongly in 2016, with Japan being the only major region not to post a gain. On the other hand, while the year started strongly for global fixed income, a switch to “risk on” mode in the latter half of 2016 led to bond market losses that had not been seen since the early 1980s. The year ended with the U.S. Federal Reserve announcing its only rate hike of 2016 while many other key central banks left key rates largely unchanged.

PERFORMANCE

For the year ended December 31, 2016, Transamerica QS Investors Active Asset Allocation – Conservative VP, Initial Class returned 2.87%. By comparison, its primary, secondary, and additional benchmarks, the Bloomberg Barclays U.S. Aggregate Bond Index, the Russell 3000® Index, and the Composite Benchmark, returned 2.65%, 12.74%, and 5.53%, respectively.

STRATEGY REVIEW

The Portfolio was created to enable investor participation during risking markets while protecting investors from drawdowns in down-trending markets through investments in all passive exchange traded funds (“ETFs”). The Portfolio implements two-way dynamic rebalancing, which allows it to decrease equity exposures below their equity strategic target allocations in down-trending markets, while allowing the equity exposure to go above its strategy target during rising markets. Performance may lag in sideways, or oscillating, market conditions. The Portfolio has a target equity allocation of 35% and 65% fixed income.

On average, the Portfolio was de-risked below its target equity allocation in 2016. The Portfolio twice hit its minimum equity allocation level of 21% during the year’s major drawdown events in the first quarter and again during June’s Brexit event; the former had a more pronounced impact, as it was at this level for several weeks. However, by mid-December the Portfolio was at its highest equity level in 16 months; equity markets rallied following the U.S. election. The year ended with approximately 49% allocated to equity, the Portfolio’s maximum allowable equity weight.

The Portfolio underperformed in 2016 due to the effects of its dynamic rebalancing strategy in the periods after the two drawdown events. As markets hit their inflection points and rapidly recovered, the Portfolio remained defensively positioned in cash and was not able to reallocate to equity at the same velocity as equity markets recovered.

Equity was the best performing area. U.S. equity ended the year near record highs and international was positive despite mid-year turmoil. On an absolute basis, the Vanguard Small-Cap Value ETF was the best performing holding, while the iShares MSCI EAFE Minimum Volatility ETF was the lowest and the only ETF holding with negative returns. Within fixed income, the SPDR Bloomberg Barclays Convertible Securities ETF was the top performer, and the iShares Core U.S. Aggregate Bond ETF was the lowest.

Adam J. Petryk, CFA

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation –  Conservative VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	2.87%	3.74%	3.14%	05/01/2011
Bloomberg Barclays U.S. Aggregate Bond Index (A)	2.65%	2.23%	3.03%
Russell 3000® Index (B)	12.74%	14.67%	11.22%
Composite Benchmark (A) (B) (C) (D)	5.53%	5.76%	5.04%
Service Class	2.65%	3.49%	2.89%	05/01/2011

(A) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Composite Benchmark is composed of the following benchmarks: 65% Bloomberg Barclays U.S. Aggregate Bond Index, 25% Russell 3000® Index, and 10% FTSE All-World Index ex-U.S.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation – Conservative VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$995.50	$2.81	$1,022.30	$2.85	0.56%
Service Class	1,000.00	994.00	4.06	1,021.10	4.12	0.81

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	47.9%
U.S. Equity Funds	33.6
Securities Lending Collateral	14.6
International Equity Funds	14.1
International Fixed Income Fund	3.4
Repurchase Agreement	1.1
Net Other Assets (Liabilities)	(14.7)
Total	100.0%

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation – Conservative VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.0%
International Equity Funds - 14.1%
iShares Edge MSCI Min Vol EAFE ETF	380,156	$ 23,273,150
Vanguard FTSE All-World ex-US ETF (A)	707,988	31,278,910
Vanguard Total International Stock ETF	227,441	10,434,993

		64,987,053

International Fixed Income Fund - 3.4%
Vanguard Total International Bond ETF (A)	293,676	15,943,670

U.S. Equity Funds - 33.6%
iShares Core S&P 500 ETF	139,492	31,384,305
iShares Edge MSCI Min Vol USA ETF (A)	390,565	17,661,350
iShares Russell 1000 ETF (A)	753,337	93,760,323
Vanguard Small-Cap Growth ETF (A)	46,387	6,175,965
Vanguard Small-Cap Value ETF	50,349	6,092,229

		155,074,172

U.S. Fixed Income Funds - 47.9%
iShares Core U.S. Aggregate Bond ETF	477,151	51,560,937
iShares TIPS Bond ETF (A)	32,608	3,690,247
SPDR Bloomberg Barclays Convertible Securities ETF (A)	247,199	11,284,634
Vanguard Total Bond Market ETF	1,915,916	154,786,854

		221,322,672

Total Exchange-Traded Funds (Cost $461,635,761)		457,327,567

	Shares	Value
SECURITIES LENDING COLLATERAL - 14.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (B)	67,357,881	$ 67,357,881

Total Securities Lending Collateral (Cost $67,357,881)		67,357,881

	Principal	Value
REPURCHASE AGREEMENT - 1.1%
State Street Bank & Trust Co. 0.03% (B), dated 12/30/2016, to be repurchased at $5,193,956 on 01/03/2017. Collateralized by a U.S. Government Obligation, 2.13%, due 09/30/2021, and with a value of $5,299,349.	$ 5,193,939	5,193,939

Total Repurchase Agreement (Cost $5,193,939)		5,193,939

Total Investments (Cost $534,187,581) (C)		529,879,387
Net Other Assets (Liabilities) - (14.7)%		(67,775,017)

Net Assets - 100.0%		$ 462,104,370

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$457,327,567	$—	$—	$457,327,567
Securities Lending Collateral	67,357,881	—	—	67,357,881
Repurchase Agreement	—	5,193,939	—	5,193,939

Total Investments	$524,685,448	$5,193,939	$—	$529,879,387

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $65,968,538. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2016.
(C)	Aggregate cost for federal income tax purposes is $540,836,308. Aggregate gross unrealized appreciation and depreciation for all securities is $2,903,399 and $13,860,320, respectively. Net unrealized depreciation for tax purposes is $10,956,921.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation –  Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Unaffiliated investments, at value (cost $528,993,642) (including securities loaned of $65,968,538)	$524,685,448
Repurchase agreement, at value (cost $5,193,939)	5,193,939
Receivables and other assets:
Shares of beneficial interest sold	21,412
Interest	9
Dividends	113,091
Net income from securities lending	19,065

Total assets	530,032,964

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	176,918
Investment management fees	217,300
Distribution and service fees	97,360
Transfer agent costs	1,190
Trustees, CCO and deferred compensation fees	496
Audit and tax fees	15,609
Custody fees	3,288
Legal fees	5,957
Printing and shareholder reports fees	50,031
Other	2,564
Collateral for securities on loan	67,357,881

Total liabilities	67,928,594

Net assets	$462,104,370

Net assets consist of:
Capital stock ($0.01 par value)	$450,760
Additional paid-in capital	469,257,779
Undistributed (distributions in excess of) net investment income (loss)	7,704,549
Accumulated net realized gain (loss)	(11,000,524)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	(4,308,194)

Net assets	$462,104,370

Net assets by class:
Initial Class	$4,203,726
Service Class	457,900,644

Shares outstanding:
Initial Class	407,337
Service Class	44,668,684

Net asset value and offering price per share:
Initial Class	$10.32
Service Class	10.25

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income from unaffiliated investments	$11,316,187
Interest income from unaffiliated investments	21,253
Net income (loss) from securities lending	281,581

Total investment income	11,619,021

Expenses:
Investment advisory fees	398,779
Investment management fees	2,213,872
Distribution and service fees:
Service Class	1,181,666
Administration fees	22,879
Transfer agent costs	7,205
Trustees, CCO and deferred compensation fees	12,804
Audit and tax fees	22,149
Custody fees	16,491
Legal fees	24,235
Printing and shareholder reports fees	20,983
Other	13,821

Total expenses before waiver and/or reimbursement and recapture	3,934,884

Reimbursement of custody fees (A)	(22,454)

Net expenses	3,912,430

Net investment income (loss)	7,706,591

Net realized gain (loss) on:
Unaffiliated investments	1,760,914
Distributions received from unaffiliated investments	21,841

Net realized gain (loss)	1,782,755

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	3,061,981

Net realized and change in unrealized gain (loss)	4,844,736

Net increase (decrease) in net assets resulting from operations	$12,551,327

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation –  Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015

From operations:
Net investment income (loss)	$7,706,591	$6,034,759
Net realized gain (loss)	1,782,755	(8,480,456)
Net change in unrealized appreciation (depreciation)	3,061,981	(9,249,221)

Net increase (decrease) in net assets resulting from operations	12,551,327	(11,694,918)

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(63,459)	(56,481)
Service Class	(5,970,043)	(4,723,542)

Total dividends and/or distributions from net investment income	(6,033,502)	(4,780,023)

Net realized gains:
Initial Class	—	(135,172)
Service Class	—	(13,677,124)

Total dividends and/or distributions from net realized gains	—	(13,812,296)

Total dividends and/or distributions to shareholders	(6,033,502)	(18,592,319)

Capital share transactions:
Proceeds from shares sold:
Initial Class	343,434	3,849,046
Service Class	17,688,224	61,239,323

	18,031,658	65,088,369

Dividends and/or distributions reinvested:
Initial Class	63,459	191,653
Service Class	5,970,043	18,400,666

	6,033,502	18,592,319

Cost of shares redeemed:
Initial Class	(561,575)	(5,150,410)
Service Class	(39,095,305)	(27,783,663)

	(39,656,880)	(32,934,073)

Net increase (decrease) in net assets resulting from capital share transactions	(15,591,720)	50,746,615

Net increase (decrease) in net assets	(9,073,895)	20,459,378

Net assets:
Beginning of year	471,178,265	450,718,887

End of year	$462,104,370	$471,178,265

Undistributed (distributions in excess of) net investment income (loss)	$7,704,549	$6,031,460

Capital share transactions - shares:
Shares issued:
Initial Class	33,416	349,842
Service Class	1,724,604	5,711,409

	1,758,020	6,061,251

Shares reinvested:
Initial Class	6,021	18,753
Service Class	570,204	1,811,089

	576,225	1,829,842

Shares redeemed:
Initial Class	(54,406)	(476,162)
Service Class	(3,799,844)	(2,616,609)

	(3,854,250)	(3,092,771)

Net increase (decrease) in shares outstanding:
Initial Class	(14,969)	(107,567)
Service Class	(1,505,036)	4,905,889

	(1,520,005)	4,798,322

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation –  Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$10.18		$10.85	$11.01	$10.51	$9.92

Investment operations:
Net investment income (loss) (A) (B)	0.19	(C)	0.16	0.15	0.17	0.22
Net realized and unrealized gain (loss)	0.11		(0.39)	0.29	0.59	0.46

Total investment operations	0.30		(0.23)	0.44	0.76	0.68

Dividends and/or distributions to shareholders:
Net investment income	(0.16)		(0.13)	(0.14)	(0.13)	(0.04)
Net realized gains	—		(0.31)	(0.46)	(0.13)	(0.05)

Total dividends and/or distributions to shareholders	(0.16)		(0.44)	(0.60)	(0.26)	(0.09)

Net asset value, end of year	$10.32		$10.18	$10.85	$11.01	$10.51

Total return (D)	2.87%		(2.13)%	3.97%	7.39%	6.89%

Ratio and supplemental data:
Net assets end of year (000’s)	$4,204		$4,298	$5,747	$10,602	$7,833
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.58%		0.59%	0.58%	0.60%	0.59%
Including waiver and/or reimbursement and recapture	0.57	%(C)	0.59%	0.58%	0.60%	0.60%
Net investment income (loss) to average net assets (B)	1.87	%(C)	1.49%	1.33%	1.54%	2.12%
Portfolio turnover rate (F)	143%		240%	158%	114%	101%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$10.11		$10.78	$10.96	$10.48	$9.90

Investment operations:
Net investment income (loss) (A) (B)	0.17	(C)	0.13	0.13	0.14	0.20
Net realized and unrealized gain (loss)	0.10		(0.38)	0.27	0.59	0.47

Total investment operations	0.27		(0.25)	0.40	0.73	0.67

Dividends and/or distributions to shareholders:
Net investment income	(0.13)		(0.11)	(0.12)	(0.12)	(0.04)
Net realized gains	—		(0.31)	(0.46)	(0.13)	(0.05)

Total dividends and/or distributions to shareholders	(0.13)		(0.42)	(0.58)	(0.25)	(0.09)

Net asset value, end of year	$10.25		$10.11	$10.78	$10.96	$10.48

Total return (D)	2.65%		(2.36)%	3.61%	7.07%	6.78%

Ratio and supplemental data:
Net assets end of year (000’s)	$457,900		$466,880	$444,972	$363,485	$246,040
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.83%		0.84%	0.83%	0.85%	0.84%
Including waiver and/or reimbursement and recapture	0.82	%(C)	0.84%	0.83%	0.85%	0.85%
Net investment income (loss) to average net assets (B)	1.61	%(C)	1.27%	1.18%	1.33%	1.97%
Portfolio turnover rate (F)	143%		240%	158%	114%	101%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica QS Investors Active Asset Allocation - Conservative VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2016 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$67,357,881	$—	$—	$—	$67,357,881
Total Borrowings	$67,357,881	$—	$—	$—	$67,357,881

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
First $50 million	0.58%	0.55%
Over $50 million up to $250 million	0.56%	0.53%
Over $250 million up to $1 billion	0.54%	0.51%
Over $1 billion up to $1.5 billion	0.52%	0.49%
Over $1.5 billion up to $2.5 billion	0.51%	0.48%
Over $2.5 billion	0.50%	0.47%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.61%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

6. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	99.11%	99.11%
Service Class	1	92.86%	92.86%

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 655,089,702	$ 647,506,149

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2016, the Portfolio had capital loss carryforwards available to offset future realized gains listed below:

Unlimited
Short-Term
$ 4,351,797

During the year ended December 31, 2016, the capital loss carryforwards utilized or expired are $1,921,832.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 6,033,502	$ —	$ —	$ 18,592,319	$ —	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 7,704,549	$ —	$ (4,351,797)	$ —	$ —	$ (10,956,921)

9. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

9. NEW ACCOUNTING PRONOUNCEMENTS (continued)

hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica QS Investors Active Asset Allocation – Conservative VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica QS Investors Active Asset Allocation – Conservative VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica QS Investors Active Asset Allocation – Conservative VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation –  Conservative VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2016.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 1,559,809	$ 79,207

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

The year began with a market correction and increased volatility as a result of renewed China growth fears and weakness in global oil prices. However, the year was characterized by substantial political uncertainty and surprises that carried over to asset prices across nearly all financial markets. The middle of the year was marked by the surprise result of the United Kingdom’s decision to leave the eurozone (“Brexit”), sending European equity markets and the British pound sharply downward. The year’s political volatility was not finished at Brexit, as the latter half was characterized strongly by the uncertainty leading up to the U.S. presidential election and Donald Trump’s win, which came as a surprise to many polls and market forecasts.

In spite of this political volatility, the global economy continued to advance, largely carried by continued growth in the U.S. and China and in spite of weaker economic performance out of Japan and emerging economies such as Russia and Brazil. Global equity markets performed strongly in 2016, with Japan being the only major region not to post a gain. On the other hand, while the year started strongly for global fixed income, a switch to “risk on” mode in the latter half of 2016 led to bond market losses that had not been seen since the early 1980s. The year ended with the U.S. Federal Reserve announcing its only rate hike of 2016 while many other key central banks left key rates largely unchanged.

PERFORMANCE

For the year ended December 31, 2016, Transamerica QS Investors Active Asset Allocation – Moderate Growth VP, Initial Class returned 2.32%. By comparison, its primary, secondary, and additional benchmarks, the Russell 3000® Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Composite Benchmark, returned 12.74%, 2.65%, and 8.23%, respectively.

STRATEGY REVIEW

The Portfolio was created to enable investor participation during risking markets while protecting investors from drawdowns in down-trending markets through investments in all passive exchange traded funds (‘ETFs”). The Portfolio implements two-way dynamic rebalancing, which allows it to decrease equity exposures below their equity strategic target allocations in down-trending markets, while allowing the equity exposure to go above its strategy target during rising markets. Performance may lag in sideways, or oscillating, market conditions. The Portfolio has a target equity allocation of 70% and 30% fixed income.

On average, the Portfolio was de-risked below its target equity allocation in 2016. The Portfolio twice hit its minimum equity allocation level of 31% during the year’s major drawdown events in the first quarter and again during June’s Brexit event; the former had the more pronounced impact, as it was at this level for several weeks. However, by late December the Portfolio was at its highest equity level in 16 months; equity markets rallied following the U.S. election. The year ended with 76.5% allocated to equity.

The Portfolio trailed in 2016 due to the effects of its dynamic rebalancing strategy in the periods after the two drawdown events. As markets hit their inflection points and rapidly recovered, the Portfolio remained defensively positioned in cash and was not able to reallocate to equity at the same velocity as equity markets recovered.

Equity was the best performing area. U.S. equity ended the year near record highs and international was positive despite mid-year turmoil. On an absolute basis, the Vanguard Small-Cap Value ETF was the best performing holding, while the iShares MSCI EAFE Minimum Volatility ETF was the lowest and the only ETF holding with negative returns. Within fixed income, the SPDR Bloomberg Barclays Convertible Securities ETF was the top performer, and the iShares Core U.S. Aggregate Bond ETF was the lowest.

Adam J. Petryk, CFA

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	2.32%	5.20%	3.24%	05/01/2011
Russell 3000® Index (A)	12.74%	14.67%	11.22%
Bloomberg Barclays U.S. Aggregate Bond Index (B)	2.65%	2.23%	3.03%
Composite Benchmark (A) (B) (C) (D)	8.23%	9.14%	6.76%
Service Class	1.97%	4.92%	2.98%	05/01/2011

(A) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(B) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Composite Benchmark is composed of the following benchmarks: 49% Russell 3000® Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index, 21% FTSE All-World Index ex-U.S.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,011.30	$2.78	$1,022.40	$2.80	0.55%
Service Class	1,000.00	1,010.70	4.04	1,021.10	4.06	0.80

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	52.7%
International Equity Funds	23.1
U.S. Fixed Income Funds	20.5
Securities Lending Collateral	9.2
International Fixed Income Fund	3.0
Repurchase Agreement	0.8
Net Other Assets (Liabilities)	(9.3)
Total	100.0%

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.3%
International Equity Funds - 23.1%
iShares Edge MSCI Min Vol EAFE ETF (A)	258,336	$ 15,815,330
Vanguard FTSE All-World ex-US ETF (A)	2,382,866	105,275,020
Vanguard Total International Stock ETF (A)	760,854	34,907,981

		155,998,331

International Fixed Income Fund - 3.0%
Vanguard Total International Bond ETF (A)	375,370	20,378,837

U.S. Equity Funds - 52.7%
iShares Core S&P 500 ETF (A)	357,827	80,507,497
iShares Edge MSCI Min Vol USA ETF (A)	137,517	6,218,519
iShares Russell 1000 ETF (A)	1,945,107	242,088,017
Vanguard Small-Cap Growth ETF (A)	104,399	13,899,683
Vanguard Small-Cap Value ETF	114,938	13,907,498

		356,621,214

U.S. Fixed Income Funds - 20.5%
iShares Core U.S. Aggregate Bond ETF	285,092	30,807,041
iShares TIPS Bond ETF (A)	56,362	6,378,488
SPDR Bloomberg Barclays Convertible Securities ETF (A)	196,771	8,982,596
Vanguard Total Bond Market ETF (A)	1,147,338	92,693,437

		138,861,562

Total Exchange-Traded Funds (Cost $670,592,879)		671,859,944

	Shares	Value
SECURITIES LENDING COLLATERAL - 9.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (B)	62,399,716	$ 62,399,716

Total Securities Lending Collateral (Cost $62,399,716)		62,399,716

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
State Street Bank & Trust Co. 0.03% (B), dated 12/30/2016, to be repurchased at $5,740,269 on 01/03/2017. Collateralized by a U.S. Government Obligation, 2.13%, due 09/30/2021, and with a value of $5,856,109.	$ 5,740,250	5,740,250

Total Repurchase Agreement (Cost $5,740,250)		5,740,250

Total Investments (Cost $738,732,845) (C)		739,999,910
Net Other Assets (Liabilities) - (9.3)%		(62,993,953)

Net Assets - 100.0%		$ 677,005,957

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$671,859,944	$—	$—	$671,859,944
Securities Lending Collateral	62,399,716	—	—	62,399,716
Repurchase Agreement	—	5,740,250	—	5,740,250

Total Investments	$734,259,660	$5,740,250	$—	$739,999,910

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $61,084,480. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2016.
(C)	Aggregate cost for federal income tax purposes is $757,889,251. Net unrealized depreciation for tax purposes is $17,889,341.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Unaffiliated investments, at value (cost $732,992,595) (including securities loaned of $61,084,480)	$734,259,660
Repurchase agreement, at value (cost $5,740,250)	5,740,250
Receivables and other assets:
Shares of beneficial interest sold	304,184
Investments sold	46,044,619
Interest	10
Dividends	62,837
Net income from securities lending	38,564

Total assets	786,450,124

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	24,665
Investments purchased	46,488,391
Investment management fees	316,585
Distribution and service fees	138,226
Transfer agent costs	1,748
Trustees, CCO and deferred compensation fees	737
Audit and tax fees	17,569
Custody fees	3,492
Legal fees	9,031
Printing and shareholder reports fees	40,164
Other	3,843
Collateral for securities on loan	62,399,716

Total liabilities	109,444,167

Net assets	$677,005,957

Net assets consist of:
Capital stock ($0.01 par value)	$664,103
Additional paid-in capital	735,806,797
Undistributed (distributions in excess of) net investment income (loss)	9,037,001
Accumulated net realized gain (loss)	(69,769,009)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	1,267,065

Net assets	$677,005,957

Net assets by class:
Initial Class	$28,226,143
Service Class	648,779,814

Shares outstanding:
Initial Class	2,748,539
Service Class	63,661,722

Net asset value and offering price per share:
Initial Class	$10.27
Service Class	10.19

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income from unaffiliated investments	$14,204,905
Interest income from unaffiliated investments	151,639
Net income (loss) from securities lending	404,238

Total investment income	14,760,782

Expenses:
Investment advisory fees	609,622
Investment management fees	3,260,045
Distribution and service fees:
Service Class	1,706,978
Administration fees	35,281
Transfer agent costs	10,759
Trustees, CCO and deferred compensation fees	19,098
Audit and tax fees	26,837
Custody fees	16,345
Legal fees	35,773
Printing and shareholder reports fees	12,295
Other	20,788

Total expenses before waiver and/or reimbursement and recapture	5,753,821

Reimbursement of custody fees (A)	(31,986)

Net expenses	5,721,835

Net investment income (loss)	9,038,947

Net realized gain (loss) on:
Unaffiliated investments	(7,124,832)
Distributions received from unaffiliated investments	5,623

Net realized gain (loss)	(7,119,209)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	12,031,824

Net realized and change in unrealized gain (loss)	4,912,615

Net increase (decrease) in net assets resulting from operations	$13,951,562

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$9,038,947	$7,708,488
Net realized gain (loss)	(7,119,209)	(49,915,797)
Net change in unrealized appreciation (depreciation)	12,031,824	(11,099,098)

Net increase (decrease) in net assets resulting from operations	13,951,562	(53,306,407)

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(385,198)	(392,854)
Service Class	(7,319,999)	(7,426,957)

Total dividends and/or distributions from net investment income	(7,705,197)	(7,819,811)

Net realized gains:
Initial Class	—	(1,896,626)
Service Class	—	(43,160,557)

Total dividends and/or distributions from net realized gains	—	(45,057,183)

Total dividends and/or distributions to shareholders	(7,705,197)	(52,876,994)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,150,784	1,980,529
Service Class	8,862,314	91,236,004

	10,013,098	93,216,533

Dividends and/or distributions reinvested:
Initial Class	385,198	2,289,480
Service Class	7,319,999	50,587,514

	7,705,197	52,876,994

Cost of shares redeemed:
Initial Class	(4,286,375)	(3,670,510)
Service Class	(84,090,194)	(42,458,602)

	(88,376,569)	(46,129,112)

Net increase (decrease) in net assets resulting from capital share transactions	(70,658,274)	99,964,415

Net increase (decrease) in net assets	(64,411,909)	(6,218,986)

Net assets:
Beginning of year	741,417,866	747,636,852

End of year	$677,005,957	$741,417,866

Undistributed (distributions in excess of) net investment income (loss)	$9,037,001	$7,703,251

Capital share transactions - shares:
Shares issued:
Initial Class	112,881	171,964
Service Class	875,933	7,989,389

	988,814	8,161,353

Shares reinvested:
Initial Class	37,074	222,712
Service Class	709,302	4,954,703

	746,376	5,177,415

Shares redeemed:
Initial Class	(419,626)	(327,904)
Service Class	(8,316,788)	(3,903,235)

	(8,736,414)	(4,231,139)

Net increase (decrease) in shares outstanding:
Initial Class	(269,671)	66,772
Service Class	(6,731,553)	9,040,857

	(7,001,224)	9,107,629

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$10.17		$11.70	$11.90	$10.27	$9.30

Investment operations:
Net investment income (loss) (A) (B)	0.15	(C)	0.14	0.17	0.16	0.19
Net realized and unrealized gain (loss)	0.09		(0.87)	0.24	1.57	0.85

Total investment operations	0.24		(0.73)	0.41	1.73	1.04

Dividends and/or distributions to shareholders:
Net investment income	(0.14)		(0.14)	(0.10)	(0.10)	(0.07)
Net realized gains	—		(0.66)	(0.51)	—	—

Total dividends and/or distributions to shareholders	(0.14)		(0.80)	(0.61)	(0.10)	(0.07)

Net asset value, end of year	$10.27		$10.17	$11.70	$11.90	$10.27

Total return (D)	2.32%		(6.38)%	3.42%	16.96%	11.18%

Ratio and supplemental data:
Net assets end of year (000’s)	$28,226		$30,709	$34,540	$35,102	$30,317
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.57%		0.58%	0.57%	0.59%	0.60%
Including waiver and/or reimbursement and recapture	0.56	%(C)	0.58%	0.57%	0.59%	0.62%
Net investment income (loss) to average net assets (B)	1.51	%(C)	1.22%	1.39%	1.45%	1.95%
Portfolio turnover rate (F)	212%		454%	344%	111%	105%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$10.10		$11.62	$11.83	$10.23	$9.29

Investment operations:
Net investment income (loss) (A) (B)	0.13	(C)	0.11	0.14	0.15	0.20
Net realized and unrealized gain (loss)	0.07		(0.86)	0.25	1.54	0.81

Total investment operations	0.20		(0.75)	0.39	1.69	1.01

Dividends and/or distributions to shareholders:
Net investment income	(0.11)		(0.11)	(0.09)	(0.09)	(0.07)
Net realized gains	—		(0.66)	(0.51)	—	—

Total dividends and/or distributions to shareholders	(0.11)		(0.77)	(0.60)	(0.09)	(0.07)

Net asset value, end of year	$10.19		$10.10	$11.62	$11.83	$10.23

Total return (D)	1.97%		(6.53)%	3.23%	16.62%	10.85%

Ratio and supplemental data:
Net assets end of year (000’s)	$648,780		$710,709	$713,097	$486,961	$195,145
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.82%		0.83%	0.82%	0.84%	0.85%
Including waiver and/or reimbursement and recapture	0.81	%(C)	0.83%	0.82%	0.84%	0.87%
Net investment income (loss) to average net assets (B)	1.26	%(C)	1.00%	1.21%	1.39%	1.98%
Portfolio turnover rate (F)	212%		454%	344%	111%	105%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica QS Investors Active Asset Allocation - Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2016 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$62,399,716	$—	$—	$—	$62,399,716
Total Borrowings	$62,399,716	$—	$—	$—	$62,399,716

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
First $50 million	0.58%	0.55%
Over $50 million up to $250 million	0.56%	0.53%
Over $250 million up to $1 billion	0.54%	0.51%
Over $1 billion up to $1.5 billion	0.52%	0.49%
Over $1.5 billion up to $2.5 billion	0.51%	0.48%
Over $2.5 billion	0.50%	0.47%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.67%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

6. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	95.76%	95.76%
Service Class	1	91.16%	91.16%

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 1,328,138,252	$ 1,214,955,397

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2016, the Portfolio had capital loss carryforwards available to offset future realized gains listed below:

Unlimited
Short-Term	Long-Term
$ 48,466,277	$ 2,146,326

During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 7,705,197	$ —	$ —	$ 50,867,681	$ 2,009,313	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 9,037,001	$ —	$ (50,612,603)	$ —	$ —	$ (17,889,341)

9. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica QS Investors Active Asset Allocation – Moderate Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (one of the portfolio’s constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2016.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 2,970,164	$ 183,391

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation – Moderate VP

(unaudited)

MARKET ENVIRONMENT

The year began with a market correction and increased volatility as a result of renewed China growth fears and weakness in global oil prices. However, the year was characterized by substantial political uncertainty and surprises that carried over to asset prices across nearly all financial markets. The middle of the year was marked by the surprise result of the United Kingdom’s decision to leave the eurozone (“Brexit”), sending European equity markets and the British pound sharply downward. The year’s political volatility was not finished at Brexit, as the latter half was characterized strongly by the uncertainty leading up to the U.S. presidential election and Donald Trump’s win, which came as a surprise to many polls and market forecasts.

In spite of this political volatility, the global economy continued to advance, largely carried by continued growth in the U.S. and China and in spite of weaker economic performance out of Japan and emerging economies such as Russia and Brazil. Global equity markets performed strongly in 2016, with Japan being the only major region not to post a gain. On the other hand, while the year started strongly for global fixed income, a switch to “risk on” mode in the latter half of 2016 led to bond market losses that had not been seen since the early 1980s. The year ended with the U.S. Federal Reserve announcing its only rate hike of 2016 while many other key central banks left key rates largely unchanged.

PERFORMANCE

For the year ended December 31, 2016, Transamerica QS Investors Active Asset Allocation – Moderate VP, Initial Class returned 2.43%. By comparison, its primary, secondary, and additional benchmarks, the Bloomberg Barclays U.S. Aggregate Bond Index, the Russell 3000® Index, and the Composite Benchmark, returned 2.65%, 12.74%, and 6.68%, respectively.

STRATEGY REVIEW

The Portfolio was created to enable investor participation during risking markets while protecting investors from drawdowns in down-trending markets through investments in all passive exchange traded funds (“ETFs”). The Portfolio implements two-way dynamic rebalancing, which allows it to decrease equity exposures below their equity strategic target allocations in down-trending markets, while allowing the equity exposure to go above its strategy target during rising markets. Performance may lag in sideways, or oscillating, market conditions. The Portfolio has a target equity allocation of 50% and 50% fixed income.

On average, the Portfolio was de-risked below its target equity allocation in 2016. The Portfolio twice hit its minimum equity allocation level of 26% during the major drawdown events in the first quarter and again during June’s Brexit event; the former had a more pronounced impact since it was at this level for several weeks. However, by late December the Portfolio was at its highest equity level in 16 months as equity markets rallied following the U.S. election. The year ended with 56% allocated to equity.

The Portfolio trailed in 2016, which can be attributed to the effects of its dynamic rebalancing strategy in the periods after the two drawdown events. As markets hit their inflection points and rapidly recovered, the Portfolio remained defensively positioned in cash and was not able to reallocate to equity at the same velocity as equity markets recovered.

Equity was the best performing area. U.S. equity ended the year near record highs and international was positive despite mid-year turmoil. On an absolute basis, the Vanguard Small-Cap Value ETF was the best performing holding, while the iShares MSCI EAFE Minimum Volatility ETF was the lowest and the only ETF holding with negative returns. Within fixed income, the SPDR Bloomberg Barclays Convertible Securities ETF was the top performer, and the iShares Core U.S. Aggregate Bond ETF was the lowest.

Adam J. Petryk, CFA

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation – Moderate VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	2.43%	4.32%	3.26%	05/01/2011
Bloomberg Barclays U.S. Aggregate Bond Index (A)	2.65%	2.23%	3.03%
Russell 3000® Index (B)	12.74%	14.67%	11.22%
Composite Benchmark (A) (B) (C) (D)	6.68%	7.19%	5.77%
Service Class	2.18%	4.05%	3.01%	05/01/2011

(A) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Composite Benchmark is composed of the following benchmarks: 50% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Russell 3000® Index, and 15% FTSE All-World Index ex-U.S.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation does not ensure a profit or protect against a loss. An investment in the Portfolio is subject to all of the risks associated with the underlying portfolios.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation – Moderate VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,000.80	$2.72	$1,022.40	$2.75	0.54%
Service Class	1,000.00	1,000.00	3.97	1,021.20	4.01	0.79

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	40.1%
U.S. Equity Funds	38.5
International Equity Funds	17.0
Securities Lending Collateral	14.4
International Fixed Income Fund	4.0
Repurchase Agreement	0.7
Net Other Assets (Liabilities)	(14.7)
Total	100.0%

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.6%
International Equity Funds - 17.0%
iShares Edge MSCI Min Vol EAFE ETF (A)	899,905	$ 55,092,184
Vanguard FTSE All-World ex-US ETF (A)	3,537,215	156,274,159
Vanguard Total International Stock ETF (A)	1,124,680	51,600,318

		262,966,661

International Fixed Income Fund - 4.0%
Vanguard Total International Bond ETF (A)	1,136,876	61,720,998

U.S. Equity Funds - 38.5%
iShares Core S&P 500 ETF (A)	574,840	129,333,252
iShares Edge MSCI Min Vol USA ETF (A)	681,583	30,821,183
iShares Russell 1000 ETF (A)	3,115,328	387,733,723
Vanguard Small-Cap Growth ETF (A)	173,611	23,114,568
Vanguard Small-Cap Value ETF (A)	191,137	23,127,577

		594,130,303

U.S. Fixed Income Funds - 40.1%
iShares Core U.S. Aggregate Bond ETF (A)	1,310,092	141,568,542
iShares TIPS Bond ETF (A)	150,460	17,027,558
SPDR Bloomberg Barclays Convertible Securities ETF (A)	741,678	33,857,601
Vanguard Total Bond Market ETF	5,274,255	426,107,061

		618,560,762

Total Exchange-Traded Funds (Cost $1,543,798,653)		1,537,378,724

	Shares	Value
SECURITIES LENDING COLLATERAL - 14.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (B)	223,054,446	$ 223,054,446

Total Securities Lending Collateral (Cost $223,054,446)		223,054,446

	Principal	Value
REPURCHASE AGREEMENT - 0.7%
State Street Bank & Trust Co. 0.03% (B), dated 12/30/2016, to be repurchased at $10,557,882 on 01/03/2017. Collateralized by U.S. Government Obligations, 2.00% - 2.13%, due 09/30/2021 - 08/15/2025, and with a total value of $10,773,736.	$ 10,557,847	10,557,847

Total Repurchase Agreement (Cost $10,557,847)		10,557,847

Total Investments (Cost $1,777,410,946) (C)		1,770,991,017
Net Other Assets (Liabilities) - (14.7)%		(227,106,547)

Net Assets - 100.0%		$ 1,543,884,470

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$1,537,378,724	$—	$—	$1,537,378,724
Securities Lending Collateral	223,054,446	—	—	223,054,446
Repurchase Agreement	—	10,557,847	—	10,557,847

Total Investments	$1,760,433,170	$10,557,847	$—	$1,770,991,017

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $218,299,283. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2016.
(C)	Aggregate cost for federal income tax purposes is $1,814,408,563. Aggregate gross unrealized appreciation and depreciation for all securities is $9,944,566 and $53,362,112, respectively. Net unrealized depreciation for tax purposes is $43,417,546.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation – Moderate VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Unaffiliated investments, at value (cost $1,766,853,099) (including securities loaned of $218,299,283)	$1,760,433,170
Repurchase agreement, at value (cost $10,557,847)	10,557,847
Receivables and other assets:
Shares of beneficial interest sold	12,442
Investments sold	72,711,467
Interest	18
Dividends	304,398
Net income from securities lending	58,417

Total assets	1,844,077,759

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	1,698,458
Investments purchased	74,287,356
Investment management fees	704,935
Distribution and service fees	327,975
Transfer agent costs	3,970
Trustees, CCO and deferred compensation fees	1,658
Audit and tax fees	25,061
Custody fees	5,071
Legal fees	20,307
Printing and shareholder reports fees	55,416
Other	8,636
Collateral for securities on loan	223,054,446

Total liabilities	300,193,289

Net assets	$1,543,884,470

Net assets consist of:
Capital stock ($0.01 par value)	$1,452,305
Additional paid-in capital	1,618,835,955
Undistributed (distributions in excess of) net investment income (loss)	24,117,517
Accumulated net realized gain (loss)	(94,101,378)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	(6,419,929)

Net assets	$1,543,884,470

Net assets by class:
Initial Class	$2,653,412
Service Class	1,541,231,058

Shares outstanding:
Initial Class	247,489
Service Class	144,983,012

Net asset value and offering price per share:
Initial Class	$10.72
Service Class	10.63

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income from unaffiliated investments	$35,963,572
Interest income from unaffiliated investments	187,362
Net income (loss) from securities lending	842,359

Total investment income	36,993,293

Expenses:
Investment advisory fees	1,329,836
Investment management fees	7,206,412
Distribution and service fees:
Service Class	4,015,429
Administration fees	78,914
Transfer agent costs	24,271
Trustees, CCO and deferred compensation fees	43,250
Audit and tax fees	42,859
Custody fees	22,328
Legal fees	80,541
Printing and shareholder reports fees	30,987
Other	46,818

Total expenses before waiver and/or reimbursement and recapture	12,921,645

Reimbursement of custody fees (A)	(52,992)

Net expenses	12,868,653

Net investment income (loss)	24,124,640

Net realized gain (loss) on:
Unaffiliated investments	(7,042,891)
Distributions received from unaffiliated investments	53,852

Net realized gain (loss)	(6,989,039)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	18,044,717

Net realized and change in unrealized gain (loss)	11,055,678

Net increase (decrease) in net assets resulting from operations	$35,180,318

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation – Moderate VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$24,124,640	$19,771,086
Net realized gain (loss)	(6,989,039)	(69,163,370)
Net change in unrealized appreciation (depreciation)	18,044,717	(25,706,807)

Net increase (decrease) in net assets resulting from operations	35,180,318	(75,099,091)

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(39,246)	(34,206)
Service Class	(19,707,525)	(16,604,945)

Total dividends and/or distributions from net investment income	(19,746,771)	(16,639,151)

Net realized gains:
Initial Class	—	(118,263)
Service Class	—	(68,839,141)

Total dividends and/or distributions from net realized gains	—	(68,957,404)

Total dividends and/or distributions to shareholders	(19,746,771)	(85,596,555)

Capital share transactions:
Proceeds from shares sold:
Initial Class	224,661	648,825
Service Class	6,965,876	87,934,522

	7,190,537	88,583,347

Dividends and/or distributions reinvested:
Initial Class	39,246	152,469
Service Class	19,707,525	85,444,086

	19,746,771	85,596,555

Cost of shares redeemed:
Initial Class	(422,765)	(889,508)
Service Class	(138,553,362)	(65,589,249)

	(138,976,127)	(66,478,757)

Net increase (decrease) in net assets resulting from capital share transactions	(112,038,819)	107,701,145

Net increase (decrease) in net assets	(96,605,272)	(52,994,501)

Net assets:
Beginning of year	1,640,489,742	1,693,484,243

End of year	$1,543,884,470	$1,640,489,742

Undistributed (distributions in excess of) net investment income (loss)	$24,117,517	$19,739,648

Capital share transactions - shares:
Shares issued:
Initial Class	20,927	55,952
Service Class	651,355	7,598,804

	672,282	7,654,756

Shares reinvested:
Initial Class	3,597	14,263
Service Class	1,819,716	8,053,165

	1,823,313	8,067,428

Shares redeemed:
Initial Class	(39,509)	(77,485)
Service Class	(13,013,521)	(5,958,368)

	(13,053,030)	(6,035,853)

Net increase (decrease) in shares outstanding:
Initial Class	(14,985)	(7,270)
Service Class	(10,542,450)	9,693,601

	(10,557,435)	9,686,331

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation – Moderate VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$10.62		$11.68	$11.59	$10.52	$9.71

Investment operations:
Net investment income (loss) (A) (B)	0.19	(C)	0.16	0.17	0.18	0.22
Net realized and unrealized gain (loss)	0.07		(0.63)	0.28	1.01	0.62

Total investment operations	0.26		(0.47)	0.45	1.19	0.84

Dividends and/or distributions to shareholders:
Net investment income	(0.16)		(0.13)	(0.09)	(0.06)	(0.02)
Net realized gains	—		(0.46)	(0.27)	(0.06)	(0.01)

Total dividends and/or distributions to shareholders	(0.16)		(0.59)	(0.36)	(0.12)	(0.03)

Net asset value, end of year	$10.72		$10.62	$11.68	$11.59	$10.52

Total return (D)	2.43%		(4.05)%	3.88%	11.42%	8.61%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,653		$2,788	$3,150	$2,979	$1,740
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.55%		0.57%	0.57%	0.58%	0.61%
Including waiver and/or reimbursement and recapture	0.55	%(C)	0.57%	0.57%	0.58%	0.62%
Net investment income (loss) to average net assets (B)	1.75	%(C)	1.38%	1.41%	1.59%	2.18%
Portfolio turnover rate (F)	165%		330%	210%	86%	77%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$10.53		$11.59	$11.52	$10.48	$9.70

Investment operations:
Net investment income (loss) (A) (B)	0.16	(C)	0.13	0.15	0.16	0.24
Net realized and unrealized gain (loss)	0.07		(0.62)	0.26	1.00	0.56

Total investment operations	0.23		(0.49)	0.41	1.16	0.80

Dividends and/or distributions to shareholders:
Net investment income	(0.13)		(0.11)	(0.07)	(0.06)	(0.01)
Net realized gains	—		(0.46)	(0.27)	(0.06)	(0.01)

Total dividends and/or distributions to shareholders	(0.13)		(0.57)	(0.34)	(0.12)	(0.02)

Net asset value, end of year	$10.63		$10.53	$11.59	$11.52	$10.48

Total return (D)	2.18%		(4.28)%	3.62%	11.12%	8.30%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,541,231		$1,637,702	$1,690,334	$991,431	$304,438
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.80%		0.82%	0.82%	0.83%	0.86%
Including waiver and/or reimbursement and recapture	0.80	%(C)	0.82%	0.82%	0.83%	0.87%
Net investment income (loss) to average net assets (B)	1.50	%(C)	1.15%	1.26%	1.47%	2.35%
Portfolio turnover rate (F)	165%		330%	210%	86%	77%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica QS Investors Active Asset Allocation - Moderate VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2016 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$223,054,446	$—	$—	$—	$223,054,446
Total Borrowings	$223,054,446	$—	$—	$—	$223,054,446

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
First $50 million	0.58%	0.55%
Over $50 million up to $250 million	0.56%	0.53%
Over $250 million up to $1 billion	0.54%	0.51%
Over $1 billion up to $1.5 billion	0.52%	0.49%
Over $1.5 billion up to $2.5 billion	0.51%	0.48%
Over $2.5 billion	0.50%	0.47%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.68%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

6. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	94.72%	94.72%
Service Class	1	94.01%	94.01%

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 2,496,159,907	$ 2,374,506,242

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2016, the Portfolio had capital loss carryforwards available to offset future realized gains listed below:

Unlimited
Short-Term
$ 57,103,761

During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 19,746,771	$ —	$ —	$ 84,866,547	$ 730,008	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 24,117,517	$ —	$ (57,103,761)	$ —	$ —	$ (43,417,546)

9. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica QS Investors Active Asset Allocation – Moderate VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica QS Investors Active Asset Allocation – Moderate VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica QS Investors Active Asset Allocation – Moderate VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica QS Investors Active Asset Allocation – Moderate VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2016.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 5,834,128	$ 313,845

Transamerica Series Trust	Annual Report 2016

Transamerica Small/Mid Cap Value VP

(formerly, Transamerica Systematic Small/Mid Cap Value VP)

(unaudited)

MARKET ENVIRONMENT

Systematic Financial Management, L.P.

Investors shook off multiple periods of economic and geopolitical uncertainty, both internationally and in the U.S., before bidding stocks materially higher in the second half of the year. Overseas, concern about contagion from a slowdown in China in the first calendar quarter was followed by a sharp correction in June, when the financial markets contemplated the fallout of Brexit. Fears regarding both proved unfounded, much like the result of the U.S. presidential election in November 2016. Indeed, the global macroeconomic picture stabilized, enhancing confidence in the domestic economy and stock market.

Although shares pulled back ahead of the presidential vote, investor sentiment shifted after Donald Trump’s victory; the policy regime heading to Washington called for lower taxes, less regulation and higher spending on domestic infrastructure – all of which may be supportive of an economic environment that had already been strengthening in recent months. A better economic picture, coupled with higher inflation expectations, led the U.S. Federal Reserve (“Fed”) to lift the federal funds rate by 25 basis points in December. The confluence of these factors drove a powerful equity-market rotation into cyclical stocks, with banks and other financials the biggest beneficiaries. Energy also did well, reflecting the recovery in oil prices from their lows earlier in 2016.

Thompson, Siegel & Walmsley LLC

Over the 12 months, equity markets in the U.S. were driven by uncertainty over a fragile economic recovery coupled with investor concerns about the U.S. Federal Reserve’s (“Fed”) monetary policy and the surprise outcome of the Presidential election. Global issues further exacerbated the situation, including turmoil in the Middle East, China growth concerns, and persistent disinflation. As a result, there were a number of rotations that occurred, such as a defensive yield oriented backdrop occurred for part of the first half of the year, followed by a more risk-on environment.

In the fourth quarter, there was a distinct rotation that led to a continued overall rally in equities. Specifically, the market was decisively down the first few weeks, with every sector in the index posting negative returns. Pro-cyclicality ran considerably with the expectation a Trump presidency would result in significant growth in infrastructure, defense, energy, banks and capital markets, and pockets of health care, such as biotechnology. The sell-off in yield that had begun in the third quarter of 2016 continued with real estate investment trusts (“REITs”) and utilities underperforming the broad market. Small cap stocks significantly outperformed large caps.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Small/Mid Cap Value VP, Initial Class returned 21.13%. By comparison, its benchmark, the Russell 2500TM Value Index, returned 25.20%.

STRATEGY REVIEW

Systematic Financial Management, L.P.

In the small-cap sleeve, Systematic Financial Management, L.P. (“Systematic”) generally will invest in common stocks of companies with small capitalizations that are attractively valued. The sub-adviser’s security selection process generally favors companies with strong operating cash flow, strong free cash flow, limited financial leverage and strong debt coverage.

The sleeve underperformed the Russell 2000® Value Index on a relative basis, its strong absolute performance notwithstanding. Systematic’s strategy was especially challenged as the risk-on trade, characterizing the second half of the year, took shape. High-yield spreads narrowed sharply, providing easy access to debt and equity capital. This supported share-price strength even for companies experiencing various degrees of financial distress. As a result, Systematic’s usual focus on companies with quality balance sheets went unrewarded.

From an attribution perspective, stock selection detracted. Holdings in financials were positive contributors to relative returns, but these were more than offset by underperformance in the consumer discretionary, industrial, and material sectors. Unfavorable stock selection was especially acute during the second-half market rally, which favored cyclical industries.

Sector allocation was also a headwind. Systematic’s overweight in information technology contributed to relative performance, but its underweight in financials and overweight in health care detracted.

Transamerica Series Trust	Annual Report 2016

Transamerica Small/Mid Cap Value VP

(formerly, Transamerica Systematic Small/Mid Cap Value VP)

(unaudited)

Thompson, Siegel & Walmsley LLC

In the mid-cap sleeve, Thompson, Siegel & Walmsley LLC (“TSW”) seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser’s process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen.

Since TSW assumed the management responsibility for the mid cap sleeve on December 5, 2016, the mid-cap sleeve of the Portfolio outperformed the Russell MidCap® Value Index (though this is a very short time period to measure performance).

Strong stock selection drove all of the Portfolio’s outperformance, led mostly by holdings in the health care, producer durable and materials/processing sectors. Stock selection detracted in utilities largely due to interest rates, as an underweight to higher-yielding, regulated utilities was a headwind in a period in which interest rates fell on a year-over-year basis.

In terms of sector allocation, TSW encountered a slight headwind. While the Portfolio’s overweight in the health care and industrial sectors added relative value, an underweight in financials hurt. Within financials, the Portfolio was significantly underweight REITs, which performed relatively well.

Kenneth Burgess, CFA

Portfolio Manager

Systematic Financial Management, L.P.

Brett P. Hawkins, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Transamerica Series Trust	Annual Report 2016

Transamerica Small/Mid Cap Value VP

(formerly, Transamerica Systematic Small/Mid Cap Value VP)

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	21.13%	14.54%	10.21%	05/04/1993
Russell 2500TM Value Index (A)	25.20%	15.04%	6.94%
Service Class	20.80%	14.25%	9.93%	05/03/2004

(A) The Russell 2500TM Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe, and is comprised of Russell 2500TM Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500TM Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2016

Transamerica Small/Mid Cap Value VP

(formerly, Transamerica Systematic Small/Mid Cap Value VP)

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,173.30	$4.53	$1,021.00	$4.22	0.83%
Service Class	1,000.00	1,171.90	5.90	1,019.70	5.48	1.08

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	95.0%
Repurchase Agreement	1.0
Securities Lending Collateral	0.9
Net Other Assets (Liabilities)	3.1
Total	100.0%

Transamerica Series Trust	Annual Report 2016

Transamerica Small/Mid Cap Value VP

(formerly, Transamerica Systematic Small/Mid Cap Value VP)

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 95.0%
Aerospace & Defense - 0.7%
Aerovironment, Inc. (A)	47,000	$ 1,261,010
Curtiss-Wright Corp.	13,000	1,278,680
Orbital ATK, Inc.	18,024	1,581,246

		4,120,936

Airlines - 1.6%
Alaska Air Group, Inc.	55,900	4,960,007
JetBlue Airways Corp. (A)	186,600	4,183,572

		9,143,579

Auto Components - 0.6%
Dana, Inc.	4,500	85,410
Gentex Corp.	51,500	1,014,035
Stoneridge, Inc. (A)	53,500	946,415
Visteon Corp.	18,500	1,486,290

		3,532,150

Banks - 6.7%
Berkshire Hills Bancorp, Inc.	63,912	2,355,157
CIT Group, Inc.	136,400	5,821,552
First Citizens BancShares, Inc., Class A	12,407	4,404,485
First Community Bancshares, Inc.	101,054	3,045,768
First Republic Bank, Class A	16,900	1,557,166
Hanmi Financial Corp., Class B	47,000	1,640,300
Hope Bancorp, Inc.	63,472	1,389,402
Lakeland Bancorp, Inc., Class A	181,500	3,539,250
Sandy Spring Bancorp, Inc.	76,500	3,059,235
Sterling Bancorp	136,900	3,203,460
Umpqua Holdings Corp.	95,500	1,793,490
Union Bankshares Corp.	32,000	1,143,680
United Community Banks, Inc.	67,500	1,999,350
Washington Trust Bancorp, Inc.	25,603	1,435,048
Webster Financial Corp.	32,100	1,742,388

		38,129,731

Biotechnology - 0.7%
United Therapeutics Corp. (A)	29,600	4,245,528

Building Products - 1.5%
American Woodmark Corp. (A)	13,000	978,250
Caesarstone, Ltd. (A)	107,500	3,079,875
Continental Building Products, Inc. (A)	146,500	3,384,150
Gibraltar Industries, Inc. (A)	13,500	562,275
Insteel Industries, Inc.	17,800	634,392

		8,638,942

Capital Markets - 1.2%
Janus Capital Group, Inc.	98,500	1,307,095
Legg Mason, Inc.	42,500	1,271,175
Piper Jaffray Cos. (A)	29,200	2,117,000
Stifel Financial Corp. (A)	36,800	1,838,160
Waddell & Reed Financial, Inc., Class A (B)	21,700	423,367

		6,956,797

Chemicals - 0.8%
Albemarle Corp.	27,050	2,328,464
Chase Corp.	7,700	643,335
Trinseo SA	26,500	1,571,450

		4,543,249

Commercial Services & Supplies - 0.7%
HNI Corp.	29,500	1,649,640

	Shares	Value
COMMON STOCKS (continued)
Commercial Services & Supplies (continued)
Knoll, Inc.	36,000	$ 1,005,480
Tetra Tech, Inc.	35,000	1,510,250

		4,165,370

Communications Equipment - 1.8%
ARRIS International PLC (A)	134,336	4,047,544
EchoStar Corp., Class A (A)	32,409	1,665,498
Harmonic, Inc. (A)	141,600	708,000
KVH Industries, Inc. (A)	197,582	2,331,468
NETGEAR, Inc. (A)	24,000	1,304,400

		10,056,910

Construction & Engineering - 2.3%
Comfort Systems USA, Inc., Class A	57,700	1,921,410
EMCOR Group, Inc.	37,500	2,653,500
Granite Construction, Inc.	36,000	1,980,000
KBR, Inc.	390,660	6,520,115

		13,075,025

Construction Materials - 0.1%
US Concrete, Inc. (A) (B)	12,350	808,925

Diversified Consumer Services - 1.1%
H&R Block, Inc.	258,700	5,947,513

Diversified Financial Services - 0.7%
Leucadia National Corp.	70,700	1,643,775
Voya Financial, Inc.	57,486	2,254,601

		3,898,376

Electric Utilities - 5.4%
Alliant Energy Corp.	113,300	4,292,937
FirstEnergy Corp.	319,200	9,885,624
PPL Corp.	316,100	10,763,205
Spark Energy, Inc., Class A (B)	13,500	409,050
Xcel Energy, Inc.	125,300	5,099,710

		30,450,526

Electrical Equipment - 0.4%
Regal Beloit Corp.	33,000	2,285,250

Electronic Equipment, Instruments & Components - 3.8%
Avnet, Inc.	84,429	4,019,665
Belden, Inc.	15,000	1,121,550
Benchmark Electronics, Inc. (A)	20,000	610,000
Coherent, Inc. (A)	23,000	3,159,855
Control4 Corp. (A)	338,000	3,447,600
Daktronics, Inc.	15,000	160,500
Methode Electronics, Inc.	15,000	620,250
Orbotech, Ltd. (A)	129,513	4,327,029
Universal Display Corp., Class A (A)	42,500	2,392,750
Vishay Intertechnology, Inc.	117,000	1,895,400

		21,754,599

Energy Equipment & Services - 0.5%
Transocean, Ltd. (A)	180,600	2,662,044

Equity Real Estate Investment Trusts - 5.0%
Brandywine Realty Trust	137,500	2,270,125
Communications Sales & Leasing, Inc. (A)	128,702	3,270,318
Community Healthcare Trust, Inc.	99,500	2,291,485
Crown Castle International Corp.	49,400	4,286,438
DiamondRock Hospitality Co.	221,000	2,548,130
Gaming and Leisure Properties, Inc.	56,500	1,730,030

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Small/Mid Cap Value VP

(formerly, Transamerica Systematic Small/Mid Cap Value VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
Lexington Realty Trust	135,000	$ 1,458,000
Liberty Property Trust, Series C	43,000	1,698,500
National Retail Properties, Inc.	26,400	1,166,880
Physicians Realty Trust	122,000	2,313,120
Piedmont Office Realty Trust, Inc., Class A	42,500	888,675
Sabra Healthcare REIT, Inc.	29,000	708,180
Summit Hotel Properties, Inc.	213,000	3,414,390

		28,044,271

Food & Staples Retailing - 2.0%
Casey’s General Stores, Inc.	34,500	4,101,360
Whole Foods Market, Inc.	234,300	7,207,068

		11,308,428

Food Products - 0.8%
J&J Snack Foods Corp.	4,550	607,106
Kellogg Co.	56,700	4,179,357

		4,786,463

Health Care Equipment & Supplies - 1.1%
AngioDynamics, Inc. (A)	68,300	1,152,221
DENTSPLY SIRONA, Inc.	84,000	4,849,320

		6,001,541

Health Care Providers & Services - 5.8%
AmerisourceBergen Corp., Class A	109,500	8,561,805
AMN Healthcare Services, Inc. (A)	22,500	865,125
Cardinal Health, Inc.	102,100	7,348,137
Centene Corp. (A)	17,149	969,090
HealthSouth Corp.	40,000	1,649,600
Laboratory Corp. of America Holdings (A)	52,100	6,688,598
MEDNAX, Inc. (A)	50,800	3,386,328
PharMerica Corp. (A)	57,195	1,438,454
WellCare Health Plans, Inc. (A)	14,400	1,973,952

		32,881,089

Health Care Technology - 0.2%
Omnicell, Inc. (A)	40,500	1,372,950

Hotels, Restaurants & Leisure - 0.4%
Churchill Downs, Inc.	15,900	2,392,155

Household Durables - 1.0%
Harman International Industries, Inc.	21,150	2,351,034
Helen of Troy, Ltd. (A)	17,700	1,494,765
La-Z-Boy, Inc.	52,000	1,614,600

		5,460,399

Household Products - 0.4%
Spectrum Brands Holdings, Inc., Class A (B)	18,000	2,201,940

Independent Power & Renewable Electricity Producers - 0.8%
AES Corp.	365,600	4,248,272

Insurance - 10.0%
Alleghany Corp. (A)	5,500	3,344,660
Allstate Corp.	68,200	5,054,984
Aspen Insurance Holdings, Ltd.	33,500	1,842,500
Brown & Brown, Inc.	36,900	1,655,334
Fairfax Financial Holdings, Ltd.	10,400	5,061,680
FNF Group	277,100	9,410,316
Loews Corp.	105,500	4,940,565
Markel Corp. (A)	1,800	1,628,100
Progressive Corp.	189,800	6,737,900

	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
Selective Insurance Group, Inc.	96,683	$ 4,162,203
United Fire Group, Inc.	86,539	4,255,123
Validus Holdings, Ltd.	29,500	1,622,795
Willis Towers Watson PLC	56,000	6,847,680

		56,563,840

Internet & Direct Marketing Retail - 1.5%
Liberty Expedia Holdings, Inc., Class A (A)	115,500	4,581,885
Liberty Ventures, Series A (A)	90,848	3,349,566
Nutrisystem, Inc.	20,800	720,720

		8,652,171

Internet Software & Services - 0.3%
IAC/InterActiveCorp (A)	24,300	1,574,397

IT Services - 2.1%
Amdocs, Ltd.	58,500	3,407,625
Global Payments, Inc.	21,850	1,516,608
Leidos Holdings, Inc.	28,500	1,457,490
Sykes Enterprises, Inc. (A)	40,500	1,168,830
Western Union Co.	194,000	4,213,680

		11,764,233

Life Sciences Tools & Services - 0.6%
Bio-Rad Laboratories, Inc., Class A (A)	18,400	3,353,952

Machinery - 2.5%
Actuant Corp., Class A	30,100	781,095
Altra Industrial Motion Corp.	41,700	1,538,730
Columbus McKinnon Corp.	11,458	309,824
Douglas Dynamics, Inc.	56,000	1,884,400
ITT, Inc.	114,031	4,398,176
Mueller Industries, Inc.	51,300	2,049,948
Oshkosh Corp.	16,500	1,066,065
Watts Water Technologies, Inc., Class A	29,000	1,890,800

		13,919,038

Media - 5.2%
AMC Networks, Inc., Class A (A)	145,800	7,631,172
Discovery Communications, Inc., Class C (A)	120,844	3,236,202
DISH Network Corp., Class A (A)	28,600	1,656,798
Liberty Media Corp. - Liberty SiriusXM, Class C (A)	149,044	5,055,572
Lions Gate Entertainment Corp., Class B (A) (B)	34,179	838,753
Madison Square Garden Co., Class A (A)	19,380	3,323,864
MSG Networks, Inc., Class A (A)	77,009	1,655,694
News Corp., Class A	508,000	5,821,680

		29,219,735

Metals & Mining - 0.2%
Kaiser Aluminum Corp.	17,500	1,359,575

Mortgage Real Estate Investment Trusts - 1.5%
Annaly Capital Management, Inc.	826,489	8,240,095

Multi-Utilities - 2.7%
CMS Energy Corp.	81,100	3,375,382
NorthWestern Corp.	60,500	3,440,635
SCANA Corp.	68,900	5,048,992
WEC Energy Group, Inc.	58,100	3,407,565

		15,272,574

Oil, Gas & Consumable Fuels - 3.6%
Alon USA Energy, Inc.	48,500	551,930

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Small/Mid Cap Value VP

(formerly, Transamerica Systematic Small/Mid Cap Value VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Antero Resources Corp. (A)	209,100	$ 4,945,215
Callon Petroleum Co. (A)	94,500	1,452,465
Gulfport Energy Corp. (A)	72,800	1,575,392
Marathon Petroleum Corp.	67,400	3,393,590
Range Resources Corp.	102,600	3,525,336
REX American Resources Corp., Class A (A)	20,000	1,975,000
Valero Energy Corp.	26,600	1,817,312
Western Refining, Inc.	33,000	1,249,050

		20,485,290

Paper & Forest Products - 0.6%
Domtar Corp.	58,000	2,263,740
P.H. Glatfelter Co.	42,000	1,003,380

		3,267,120

Pharmaceuticals - 0.2%
Nektar Therapeutics (A)	110,500	1,355,835

Professional Services - 0.8%
FTI Consulting, Inc. (A)	13,000	586,040
Heidrick & Struggles International, Inc.	87,500	2,113,125
On Assignment, Inc. (A)	41,500	1,832,640

		4,531,805

Real Estate Management & Development - 0.3%
CBRE Group, Inc., Class A (A)	52,800	1,662,672

Road & Rail - 0.5%
AMERCO	7,500	2,771,925

Semiconductors & Semiconductor Equipment - 3.8%
Brooks Automation, Inc., Class A	116,900	1,995,483
Cohu, Inc.	107,000	1,487,300
Entegris, Inc. (A)	114,500	2,049,550
First Solar, Inc. (A)	133,500	4,284,015
KLA-Tencor Corp.	33,500	2,635,780
Lam Research Corp.	16,300	1,723,399
MKS Instruments, Inc.	32,000	1,900,800
Qorvo, Inc. (A)	30,000	1,581,900
Silicon Motion Technology Corp., ADR	54,000	2,293,920
Xcerra Corp. (A)	237,700	1,816,028

		21,768,175

Software - 3.2%
CA, Inc.	79,400	2,522,538
Citrix Systems, Inc. (A)	37,700	3,366,987
Dell Technologies, Inc., Class V (A)	124,100	6,821,777
Synopsys, Inc. (A)	72,800	4,285,008
TiVo Corp. (A)	45,117	942,945

		17,939,255

Specialty Retail - 2.0%
Abercrombie & Fitch Co., Class A	76,800	921,600
American Eagle Outfitters, Inc. (B)	184,500	2,798,865
Bed Bath & Beyond, Inc.	126,800	5,153,152

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail (continued)
Express, Inc. (A)	62,000	$ 667,120
Foot Locker, Inc.	20,000	1,417,800
Guess?, Inc.	7,000	84,700

		11,043,237

Technology Hardware, Storage & Peripherals - 1.5%
NetApp, Inc.	136,300	4,807,301
Western Digital Corp.	52,300	3,553,785

		8,361,086

Textiles, Apparel & Luxury Goods - 1.7%
Fossil Group, Inc. (A)	132,800	3,434,208
Michael Kors Holdings, Ltd. (A)	119,500	5,136,110
Steven Madden, Ltd., Class B (A)	36,500	1,304,875

		9,875,193

Thrifts & Mortgage Finance - 2.1%
Dime Community Bancshares, Inc.	90,500	1,819,050
Oritani Financial Corp.	40,000	750,000
Provident Financial Services, Inc.	76,500	2,164,950
TrustCo Bank Corp.	107,000	936,250
United Financial Bancorp, Inc.	145,181	2,636,487
Washington Federal, Inc.	98,000	3,366,300

		11,673,037

Total Common Stocks (Cost $475,436,304)		537,767,198

SECURITIES LENDING COLLATERAL - 0.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (C)	5,121,543	5,121,543

Total Securities Lending Collateral (Cost $5,121,543)		5,121,543

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
State Street Bank & Trust Co. 0.03% (C), dated 12/30/2016, to be repurchased at $5,635,251 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2022, and with a value of $5,751,588.	$ 5,635,233	5,635,233

Total Repurchase Agreement (Cost $5,635,233)		5,635,233

Total Investments (Cost $486,193,080) (D)		548,523,974
Net Other Assets (Liabilities) - 3.1%		17,422,318

Net Assets - 100.0%		$ 565,946,292

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Small/Mid Cap Value VP

(formerly, Transamerica Systematic Small/Mid Cap Value VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$537,767,198	$—	$—	$537,767,198
Securities Lending Collateral	5,121,543	—	—	5,121,543
Repurchase Agreement	—	5,635,233	—	5,635,233

Total Investments	$542,888,741	$5,635,233	$—	$548,523,974

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $5,003,701. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $487,786,797. Aggregate gross unrealized appreciation and depreciation for all securities is $70,738,846 and $10,001,669, respectively. Net unrealized appreciation for tax purposes is $60,737,177
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Small/Mid Cap Value VP

(formerly, Transamerica Systematic Small/Mid Cap Value VP)

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Investments, at value (cost $480,557,847) (including securities loaned of $5,003,701)	$542,888,741
Repurchase agreement, at value (cost $5,635,233)	5,635,233
Cash	21,418,988
Receivables and other assets:
Shares of beneficial interest sold	1,114,470
Interest	9
Dividends	960,849
Tax reclaims	1,198
Net income from securities lending	971

Total assets	572,020,459

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	348,653
Investments purchased	72,503
Investment management fees	377,126
Distribution and service fees	39,314
Transfer agent costs	1,262
Trustees, CCO and deferred compensation fees	759
Audit and tax fees	16,698
Custody fees	16,023
Legal fees	7,333
Printing and shareholder reports fees	68,736
Other	4,217
Collateral for securities on loan	5,121,543

Total liabilities	6,074,167

Net assets	$565,946,292

Net assets consist of:
Capital stock ($0.01 par value)	$274,642
Additional paid-in capital	447,732,860
Undistributed (distributions in excess of) net investment income (loss)	7,765,171
Accumulated net realized gain (loss)	47,842,881
Net unrealized appreciation (depreciation) on:
Investments	62,330,894
Translation of assets and liabilities denominated in foreign currencies	(156)

Net assets	$565,946,292

Net assets by class:
Initial Class	$377,647,477
Service Class	188,298,815

Shares outstanding:
Initial Class	18,190,036
Service Class	9,274,140

Net asset value and offering price per share:
Initial Class	$20.76
Service Class	20.30

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income	$11,665,983
Interest income	2,380
Net income (loss) from securities lending	190,563

Total investment income	11,858,926

Expenses:
Investment advisory fees	702,858
Investment management fees	3,784,614
Distribution and service fees:
Service Class	400,717
Administration fees	26,475
Transfer agent costs	8,277
Trustees, CCO and deferred compensation fees	15,041
Audit and tax fees	24,375
Custody fees	88,521
Legal fees	25,115
Printing and shareholder reports fees	62,581
Other	17,303

Total expenses before waiver and/or reimbursement and recapture	5,155,877

Reimbursement of custody fees (A)	(64,137)

Net expenses	5,091,740

Net investment income (loss)	6,767,186

Net realized gain (loss) on:
Investments	52,481,094
Foreign currency transactions	180

Net realized gain (loss)	52,481,274

Net change in unrealized appreciation (depreciation) on:
Investments	43,287,316
Translation of assets and liabilities denominated in foreign currencies	117

Net change in unrealized appreciation (depreciation)	43,287,433

Net realized and change in unrealized gain (loss)	95,768,707

Net increase (decrease) in net assets resulting from operations	$102,535,893

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Small/Mid Cap Value VP

(formerly, Transamerica Systematic Small/Mid Cap Value VP)

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$6,767,186	$5,043,242
Net realized gain (loss)	52,481,274	48,670,302
Net change in unrealized appreciation (depreciation)	43,287,433	(70,203,103)

Net increase (decrease) in net assets resulting from operations	102,535,893	(16,489,559)

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(2,670,857)	(6,519,736)
Service Class	(865,967)	(1,362,635)

Total dividends and/or distributions from net investment income	(3,536,824)	(7,882,371)

Net realized gains:
Initial Class	(34,432,756)	(74,401,852)
Service Class	(16,698,941)	(20,451,004)

Total dividends and/or distributions from net realized gains	(51,131,697)	(94,852,856)

Total dividends and/or distributions to shareholders	(54,668,521)	(102,735,227)

Capital share transactions:
Proceeds from shares sold:
Initial Class	42,484,015	18,149,711
Service Class	21,372,172	14,596,964

	63,856,187	32,746,675

Dividends and/or distributions reinvested:
Initial Class	37,103,613	80,921,588
Service Class	17,564,908	21,813,639

	54,668,521	102,735,227

Cost of shares redeemed:
Initial Class	(172,862,199)	(256,537,006)
Service Class	(24,508,400)	(24,878,439)

	(197,370,599)	(281,415,445)

Net increase (decrease) in net assets resulting from capital share transactions	(78,845,891)	(145,933,543)

Net increase (decrease) in net assets	(30,978,519)	(265,158,329)

Net assets:
Beginning of year	596,924,811	862,083,140

End of year	$565,946,292	$596,924,811

Undistributed (distributions in excess of) net investment income (loss)	$7,765,171	$3,995,275

Capital share transactions - shares:
Shares issued:
Initial Class	2,154,343	850,320
Service Class	1,102,927	697,235

	3,257,270	1,547,555

Shares reinvested:
Initial Class	1,976,750	4,288,373
Service Class	956,174	1,178,478

	2,932,924	5,466,851

Shares redeemed:
Initial Class	(8,713,138)	(12,638,619)
Service Class	(1,333,923)	(1,204,139)

	(10,047,061)	(13,842,758)

Net increase (decrease) in shares outstanding:
Initial Class	(4,582,045)	(7,499,926)
Service Class	725,178	671,574

	(3,856,867)	(6,828,352)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Small/Mid Cap Value VP

(formerly, Transamerica Systematic Small/Mid Cap Value VP)

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$19.16		$22.68	$23.67	$17.47	$20.28

Investment operations:
Net investment income (loss) (A)	0.24	(B)	0.15	0.19	0.20	0.22
Net realized and unrealized gain (loss)	3.57		(0.77)	1.04	6.13	2.82

Total investment operations	3.81		(0.62)	1.23	6.33	3.04

Dividends and/or distributions to shareholders:
Net investment income	(0.16)		(0.23)	(0.19)	(0.09)	(0.12)
Net realized gains	(2.05)		(2.67)	(2.03)	(0.04)	(5.73)

Total dividends and/or distributions to shareholders	(2.21)		(2.90)	(2.22)	(0.13)	(5.85)

Net asset value, end of year	$20.76		$19.16	$22.68	$23.67	$17.47

Total return (C)	21.13%		(2.51)%	5.23%	36.32%	16.39%

Ratio and supplemental data:
Net assets end of year (000’s)	$377,647		$436,364	$686,546	$739,394	$233,808
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%		0.85%	0.85%	0.86%	0.89%
Including waiver and/or reimbursement and recapture	0.86	%(B)	0.85%	0.85%	0.86%	0.89%
Net investment income (loss) to average net assets	1.27	%(B)	0.67%	0.82%	0.96%	1.08%
Portfolio turnover rate	128%		64%	95%	106%	76%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$18.78		$22.28	$23.31	$17.22	$20.07

Investment operations:
Net investment income (loss) (A)	0.21	(B)	0.09	0.13	0.15	0.16
Net realized and unrealized gain (loss)	3.47		(0.74)	1.02	6.04	2.78

Total investment operations	3.68		(0.65)	1.15	6.19	2.94

Dividends and/or distributions to shareholders:
Net investment income	(0.11)		(0.18)	(0.15)	(0.06)	(0.06)
Net realized gains	(2.05)		(2.67)	(2.03)	(0.04)	(5.73)

Total dividends and/or distributions to shareholders	(2.16)		(2.85)	(2.18)	(0.10)	(5.79)

Net asset value, end of year	$20.30		$18.78	$22.28	$23.31	$17.22

Total return (C)	20.80%		(2.73)%	4.93%	36.04%	16.04%

Ratio and supplemental data:
Net assets end of year (000’s)	$188,299		$160,561	$175,537	$167,607	$78,008
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12%		1.10%	1.10%	1.11%	1.14%
Including waiver and/or reimbursement and recapture	1.10	%(B)	1.10%	1.10%	1.11%	1.14%
Net investment income (loss) to average net assets	1.13	%(B)	0.43%	0.58%	0.71%	0.83%
Portfolio turnover rate	128%		64%	95%	106%	76%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Small/Mid Cap Value VP

(formerly, Transamerica Systematic Small/Mid Cap Value VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Small/Mid Cap Value VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica Small/Mid Cap Value VP

(formerly, Transamerica Systematic Small/Mid Cap Value VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2016, commissions recaptured are $70,913.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2016

Transamerica Small/Mid Cap Value VP

(formerly, Transamerica Systematic Small/Mid Cap Value VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2016

Transamerica Small/Mid Cap Value VP

(formerly, Transamerica Systematic Small/Mid Cap Value VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2016, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Transamerica Series Trust	Annual Report 2016

Transamerica Small/Mid Cap Value VP

(formerly, Transamerica Systematic Small/Mid Cap Value VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$5,121,543	$—	$—	$—	$5,121,543
Total Borrowings	$5,121,543	$—	$—	$—	$5,121,543

6. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Small and medium capitalization risk: Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions than large capitalization companies. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate, and may offer greater potential for losses.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

As of December 31, 2016, the percentage of Portfolio net assets owned by affiliated investors are as follows:

Portfolio	Value	Percentage of Net Assets
Transamerica Madison Balanced Allocation VP	$6,701,246	1.19%
Transamerica Madison Conservative Allocation VP	2,448,497	0.43
Total	$9,149,743	1.62%

Transamerica Series Trust	Annual Report 2016

Transamerica Small/Mid Cap Value VP

(formerly, Transamerica Systematic Small/Mid Cap Value VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Current Management Fee	Management Fee Effective March 1, 2016 Through December 3, 2016	Advisory Fee Prior to March 1, 2016
First $350 Million	0.790%	0.830%	0.800%
Over $350 Million up to $500 Million	0.780%	0.830%	0.800%
Over $500 Million up to $750 Million	0.765%	0.780%	0.750%
Over $750 Million up to $1 Billion	0.755%	0.780%	0.750%
Over $1 Billion up to $1.5 Billion	0.735%	0.780%	0.750%
Over $1.5 Billion up to $2 Billion	0.730%	0.780%	0.750%
Over $2 Billion	0.725%	0.780%	0.750%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.89%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2016

Transamerica Small/Mid Cap Value VP

(formerly, Transamerica Systematic Small/Mid Cap Value VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

8. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	92.35%	92.35%
Service Class	3	91.41%	69.46%

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 698,040,085	$ —	$ 843,424,958	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue

Transamerica Series Trust	Annual Report 2016

Transamerica Small/Mid Cap Value VP

(formerly, Transamerica Systematic Small/Mid Cap Value VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to partnership basis adjustments, foreign currency gains and losses, prior year REIT adjustment reversal, corporate actions from underlying securities, and prior year non-REIT return of capital adjustment reversal. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 539,534	$ (539,534)

As of December 31, 2016, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 3,536,824	$ 51,131,697	$ —	$ 36,908,091	$ 65,827,136	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 46,064,352	$ 11,137,417	$ —	$ —	$ —	$ 60,737,021

11. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2016

Transamerica Small/Mid Cap Value VP

(formerly, Transamerica Systematic Small/Mid Cap Value VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Small/Mid Cap Value VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Small/Mid Cap Value VP (formerly, Transamerica Systematic Small/Mid Cap Value VP) (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Systematic Small/Mid Cap Value VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica Small/Mid Cap Value VP

(formerly, Transamerica Systematic Small/Mid Cap Value VP)

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $51,131,697 for the year ended December 31, 2016.

Transamerica Series Trust	Annual Report 2016

TRANSAMERICA SMALL/MID CAP VALUE VP

(formerly, Transamerica Systematic Small/Mid Cap Value VP)

APPROVAL OF SUB-ADVISORY AGREEMENT

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board” or “Board Members”) held on September 15-16, 2016, the Board considered the termination of Systematic Financial Management, L.P. (“Systematic”) as sub-adviser for the mid cap value sleeve of Transamerica Small/Mid Cap Value VP (formerly, Transamerica Systematic Small/Mid Cap Value VP) (the “Portfolio”) and the approval of Thompson, Siegel & Walmsley, LLC (“TS&W”) as replacement for the mid cap value sleeve of the Portfolio. In connection with its consideration, the Board noted that Systematic would continue to serve as sub-adviser to the Portfolio’s small cap value sleeve. Following their review and consideration, the Board Members determined that the terms of the TS&W Sub-Advisory Agreement with respect to the Portfolio were reasonable and that the termination of Systematic as sub-adviser to the mid cap value sleeve of the Portfolio and approval of the TS&W Sub-Advisory Agreement were in the best interests of the Portfolio and its investors. The Board, including the Independent Board Members, unanimously approved the TS&W Sub-Advisory Agreement for an initial two-year period and authorized TAM to amend the current sub-advisory agreement with Systematic to reflect the termination of Systematic as sub-adviser to the Portfolio’s mid cap value sleeve.

To assist the Board Members in their consideration of the TS&W Sub-Advisory Agreement, the Board Members requested and received from TAM and TS&W certain materials and information in advance of their meeting. In addition, the Independent Board Members consulted with independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Independent Board Members’ deliberations.

Among other matters, the Board Members considered:

(a)        that TS&W is an experienced and respected asset management firm that TAM believes has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on an assessment of TS&W’s organization, investment talent, experience managing other mid cap value funds and the services TS&W provides to other Transamerica mutual funds;

(b)        that TAM advised the Board Members that based on a comparison of the Portfolio’s composite performance against peer group medians and benchmark indexes throughout Systematic’s tenure as sub-adviser to the Portfolio, the Portfolio’s small cap value sleeve has performed comparably while the mid cap value sleeve has underperformed over the applicable 1-, 3-, and 5-year periods ended June 30, 2016;

(c)        that TAM advised the Board Members that TS&W’s Mid Cap Value composite has outperformed its peer group median and benchmark index over the applicable time periods;

(d)        that TAM recommended to the Board Members that TS&W be appointed as sub-adviser to the Portfolio’s mid cap value sleeve based on the historical underperformance of the Portfolio’s mid cap value sleeve sub advised by Systematic against peer group medians and benchmark indexes, the proven track record of TS&W’s Mid Cap Value composite, and the performance of the other mid cap funds in the Transamerica fund family that are sub-advised by TS&W;

(e)        that the management fee rate and total annual fund operating expenses paid by the Portfolio would decrease;

(f)        the fact that the sub-advisory fee payable to TS&W would be paid by TAM and not the Portfolio;

(g)        that TAM advised the Board Members that the average daily net assets of the Portfolio’s mid cap value sleeve will be aggregated with the assets of certain other Transamerica mutual funds sub advised by TS&W for purposes of calculating the sub-advisory fee paid by TAM to TS&W, resulting in a lower effective sub-advisory fee rate than TAM currently pays to Systematic;

(h)        the proposed responsibilities of TS&W for the Portfolio and the sub-advisory services expected to be provided by it;

(i)        that TAM recommended to the Board Members that TS&W be appointed as sub-adviser to the Portfolio based on, among other things, TAM’s desire to engage an investment sub-adviser with a proven track record; and

(j)        that TAM advised the Board Members that the appointment of TS&W is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its investors, including compliance services.

In their deliberations, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by counsel, including independent legal counsel, and/or their own business judgment, to be relevant. The Board Members

Transamerica Series Trust	Annual Report 2016

TRANSAMERICA SMALL/MID CAP VALUE VP

(formerly, Transamerica Systematic Small/Mid Cap Value VP)

APPROVAL OF SUB-ADVISORY AGREEMENT (continued)

(unaudited)

based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by TS&W under the TS&W Sub-Advisory Agreement, the Board Members considered, among other things, information provided by TAM and TS&W regarding the operations, facilities, organization and personnel of TS&W, the anticipated ability of TS&W to perform its duties under the TS&W Sub-Advisory Agreement, and the anticipated changes to the current investment programs and other practices of the Portfolio. The Board Members considered the proposed changes to the Portfolio’s principal investment strategies, with respect to the Portfolio’s mid cap value sleeve, and the proposed name change of the Portfolio. The Board also considered the services to be provided by TAM for the portion of the management fee it would retain for the Portfolio. The Board Members considered that TAM has advised the Board Members that the appointment of TS&W is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its investors, including compliance services. The Board Members considered that TS&W is an experienced and respected asset management firm and that TAM believes that TS&W has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on the assessment of TS&W’s organization, investment talent, experience managing other mid cap value sleeve funds, and the services TS&W provides to other Transamerica mutual funds.

Based on their review of the materials provided and the information they had received from TAM and TS&W, the Board Members determined that TS&W can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Portfolio and that TS&W’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Portfolio.

Investment Performance. The Board Members considered TS&W’s past performance, investment management experience, capabilities and resources. The Board Members reviewed the performance of the Portfolio as compared to the Morningstar U.S. Insurance Fund Mid Cap Value Category median peer group (the “Morningstar Peer Group”), and the Russell 2500 Value Index, the Portfolio’s current primary benchmark. The Board Members noted that the Portfolio has underperformed its Morningstar Peer Group and the Russell 2500 Value Index for 1-, 3- and 5-year time periods as of June 30, 2016, driven primarily by the underperformance of the mid cap value sleeve.

The Board Members also reviewed the performance of the Systematic Mid Cap Value, TS&W Mid Cap Value and Systematic Small Cap Value Free Cash Flow composites against the eVestment US Mid Cap Value Equity and eVestment US Small Cap Value Equity median peer groups (each referred to as an “eVestment Peer Group”) and the Russell Mid Cap Value and Russell 2000 Value Indexes, the composites’ benchmarks. The Board Members noted that during the 1-, 3- and 5-year time periods as of June 30, 2016, the Portfolio’s small cap value sleeve outperformed its eVestment Peer Group and the Russell 2000 Value Index, driven primarily by strong selection. The Board Members also noted that, by comparison, the TS&W Mid Cap Value composite outperformed its eVestment Peer Group and the Russell Mid Cap Value Index for the same 1-, 3- and 5-year periods, driven by strong stock selection and favorable asset allocation across most sectors.

The Board Members further noted that TAM believes that the appointment of TS&W will benefit investors by offering them the potential for improved performance based on the historical comparisons, but were unable to predict what effect execution of the TS&W Sub-Advisory Agreement would actually have on the future performance of the Portfolio. On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the services to be provided by TS&W, the Board Members concluded that TS&W is capable of generating a level of investment performance that is appropriate in light of the Portfolio’s proposed new principal investment strategies.

Sub-Advisory Fee, Cost of Services to be Provided and Profitability. The Board Members considered the proposed sub-advisory fee schedule under the TS&W Sub-Advisory Agreement. The Board Members noted that the proposed sub-advisory fee schedule payable by TAM to TS&W is lower than the current sub-advisory fee schedule for Systematic. The Board Members further noted that investors are expected to benefit from both a lower management fee schedule and lower overall expenses, which will better align the Portfolio’s fees and expenses with its peer group median. The Board Members considered that, although the proposed management fee rate payable by the Portfolio to TAM would remain above the median management fees for the peer groups determined by Lipper, Inc. and Morningstar Inc., the management fee rate would decrease at all asset levels. It was also noted that sub-advisory fee rate paid to Systematic for its management of the small cap value sleeve will remain the same. On the basis of these and other considerations, together with the other information they considered, the Board Members determined that the sub-advisory fee to be received by TS&W under the TS&W Sub-Advisory Agreement is reasonable in light of the sub-advisory services to be provided.

Transamerica Series Trust	Annual Report 2016

TRANSAMERICA SMALL/MID CAP VALUE VP

(formerly, Transamerica Systematic Small/Mid Cap Value VP)

APPROVAL OF SUB-ADVISORY AGREEMENT (continued)

(unaudited)

With respect to TS&W’s costs and profitability in providing sub-advisory services to the Portfolio, the Board Members noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and TS&W. As a result, the Board Members did not consider TS&W’s anticipated profitability as material to its decision to approve the TS&W Sub-Advisory Agreement. The Board also reviewed pro forma estimated profitability information provided by TAM. The Board Members considered that the proposed fee schedule, and the aggregation of the average daily net assets of the Portfolio’s mid cap value sleeve with the assets of certain other Transamerica mutual funds sub-advised by TS&W for purposes of calculating the sub-advisory fee paid by TAM to TS&W, would result in an increase in the net management fee retained by TAM.

Economies of Scale. In evaluating the extent to which the sub-advisory fee payable under the TS&W Sub-Advisory Agreement reflects economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the sub-advisory fee schedule and the existence of breakpoints in both the management and sub-advisory fee schedules. The Board Members also considered that TAM believes that the appointment of TS&W as sub-adviser has the potential to attract additional assets because of TS&W’s asset management capabilities. The Board Members concluded that, in the future, they would have the opportunity to periodically reexamine the appropriateness of the management fee payable by the Portfolio to TAM, and the sub-advisory fee payable by TAM to TS&W, in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board Members considered incidental benefits expected to be derived by TS&W from its relationship with the Portfolio. The Board Members noted that TAM would not realize soft dollar benefits from its relationship with TS&W, and that TS&W may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of the TS&W Sub-Advisory Agreement was in the best interests of the Portfolio and its investors and unanimously approved the TS&W Sub-Advisory Agreement.

Transamerica Series Trust	Annual Report 2016

Transamerica T. Rowe Price Small Cap VP

(unaudited)

MARKET ENVIRONMENT

Despite a sharp sell-off at the beginning of the year, driven by fears of a global economic slowdown, especially in China, and a collapse in oil prices, stocks worked their way higher through late June. After a brief but intense decline when the UK unexpectedly voted in favor of leaving the European Union, stocks resumed their upward trajectory amid expectations that global central banks would provide additional monetary stimulus. After trading mostly flat prior to the November 8 U.S. elections, the unexpected presidential victory by Donald Trump sparked a feverish stock market rally in anticipation of a friendlier regulatory environment and pro-growth fiscal policies, including potential tax cuts and increased infrastructure spending. The U.S. Federal Reserve (“Fed”) raised short-term rates in mid-December. Major indexes reached record highs near year-end. High yield bonds rose, and small- and mid-cap stocks substantially outperformed large caps.

PERFORMANCE

For the year ended December 31, 2016, Transamerica T. Rowe Price Small Cap VP, Initial Class returned 11.22%. By comparison, its benchmark, the MSCI U.S. Small Cap Growth Index, returned 13.44%.

STRATEGY REVIEW

The Portfolio seeks to outperform its benchmark by owning a large number of attractive stocks instead of making large investments in a small number of stocks.

During the period, the Portfolio underperformed its benchmark due to unfavorable stock selection, particularly in information technology, energy and financials. Health care and consumer discretionary sectors contributed to relative performance due to strong stock choices.

Information technology holdings weighed the most on performance. Tyler Technologies, Inc., an application software company focused on local and regional governments, suffered through a significant software sell-off at the beginning of the period, followed by the company issuing disappointing guidance due to higher tax rates and accelerating research and development expenses. SS&C Technologies Holdings, Inc., which sells portfolio accounting and reporting software and services within the financial services industry, came under pressure from significant declines in the software industry, and shares fell further due to weakening organic growth due to a major customer loss and disruption from its acquisition of Advent.

In financials, Signature Bank, a deposit-oriented commercial bank, came under pressure early in the period due to a sell-off of growth-oriented banks with investors expressing concern over prospects of growth in a low interest rate environment. Shares later recovered in the post-election rally, with investors more optimistic about economic growth in a rising-rate environment with proposed infrastructure spending, fewer regulations and tax cuts.

A health-care contributor, Align Technology, Inc., which designs and manufactures Invisalign, had technological advancements in its product portfolio, which coupled with commercial initiatives drove accelerating organic revenue growth with broad-based momentum in both its U.S. and international markets.

Burlington Stores, Inc., the third-largest off-price retailer in the U.S, led our consumer discretionary holdings. The company consistently exceeded analyst estimates with growth in traffic, units per transaction, and conversion driving higher-than-expected sales; additionally, higher initial markup and shrinking expenses expanded its profit margins.

Sudhir Nanda, CFA

Portfolio Manager

T. Rowe Price Associates, Inc.

Transamerica Series Trust	Annual Report 2016

Transamerica T. Rowe Price Small Cap VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	11.22%	15.14%	10.36%	05/03/1999
MSCI U.S. Small Cap Growth Index (A)	13.44%	14.36%	8.91%
Service Class	11.00%	14.85%	10.08%	05/01/2003

(A) The MSCI U.S. Small Cap Growth Index is comprised of the growth companies of the MSCI U.S. Small Cap 1750 Index, which represents around 1,750 small capitalization companies in the U.S. equity market.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor’s shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies.

Transamerica Series Trust	Annual Report 2016

Transamerica T. Rowe Price Small Cap VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,097.90	$4.22	$1,021.10	$4.06	0.80%
Service Class	1,000.00	1,096.80	5.48	1,019.90	5.28	1.04

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	99.7%
Securities Lending Collateral	7.8
Repurchase Agreement	0.3
Contingent Value Right	0.0 *
Net Other Assets (Liabilities)	(7.8)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Annual Report 2016

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 99.7%
Aerospace & Defense - 3.2%
Aerojet Rocketdyne Holdings, Inc. (A)	82,200	$ 1,475,490
Curtiss-Wright Corp.	31,900	3,137,684
Esterline Technologies Corp. (A)	13,600	1,213,120
HEICO Corp., Class A	72,081	4,894,300
Hexcel Corp.	58,700	3,019,528
Moog, Inc., Class A (A)	59,400	3,901,392
Teledyne Technologies, Inc. (A)	52,200	6,420,600

		24,062,114

Airlines - 0.5%
Allegiant Travel Co., Class A	10,200	1,697,280
Spirit Airlines, Inc. (A)	41,000	2,372,260

		4,069,540

Auto Components - 0.8%
Cooper-Standard Holdings, Inc. (A)	18,900	1,953,882
Gentherm, Inc. (A)	26,500	897,025
Tenneco, Inc. (A)	52,500	3,279,675

		6,130,582

Banks - 2.0%
CenterState Banks, Inc.	123,000	3,095,910
Hilltop Holdings, Inc.	23,000	685,400
Signature Bank (A)	28,200	4,235,640
SVB Financial Group (A)	26,100	4,480,326
Texas Capital Bancshares, Inc. (A)	28,600	2,242,240

		14,739,516

Beverages - 0.4%
Boston Beer Co., Inc., Class A (A) (B)	15,800	2,683,630

Biotechnology - 5.1%
ACADIA Pharmaceuticals, Inc. (A) (B)	55,100	1,589,084
Acceleron Pharma, Inc. (A)	15,700	400,664
Acorda Therapeutics, Inc. (A)	20,500	385,400
Agios Pharmaceuticals, Inc. (A) (B)	17,500	730,275
Alkermes PLC (A)	19,000	1,056,020
Alnylam Pharmaceuticals, Inc. (A) (B)	13,800	516,672
AMAG Pharmaceuticals, Inc. (A) (B)	26,800	932,640
ARIAD Pharmaceuticals, Inc. (A) (B)	94,900	1,180,556
Bellicum Pharmaceuticals, Inc. (A) (B)	13,900	189,318
BioMarin Pharmaceutical, Inc. (A)	6,900	571,596
Bluebird Bio, Inc. (A) (B)	24,800	1,530,160
Exelixis, Inc. (A) (B)	182,300	2,718,093
Incyte Corp. (A)	24,100	2,416,507
Insmed, Inc. (A)	72,900	964,467
Insys Therapeutics, Inc. (A) (B)	12,300	113,160
Ionis Pharmaceuticals, Inc. (A) (B)	27,800	1,329,674
Ironwood Pharmaceuticals, Inc., Class A (A) (B)	61,300	937,277
Kite Pharma, Inc. (A) (B)	11,900	533,596
Ligand Pharmaceuticals, Inc., Class B (A) (B)	26,600	2,702,826
Neurocrine Biosciences, Inc. (A)	74,900	2,898,630
Ophthotech Corp. (A) (B)	13,000	62,790
OPKO Health, Inc. (A) (B)	113,200	1,052,760
Prothena Corp. PLC (A) (B)	22,500	1,106,775
Radius Health, Inc. (A) (B)	12,600	479,178
Regulus Therapeutics, Inc. (A)	14,900	33,525
Repligen Corp. (A)	33,700	1,038,634
Sage Therapeutics, Inc. (A)	14,000	714,840
Seattle Genetics, Inc. (A) (B)	29,000	1,530,330
Spark Therapeutics, Inc. (A)	23,100	1,152,690

	Shares	Value
COMMON STOCKS (continued)
Biotechnology (continued)
TESARO, Inc. (A) (B)	33,800	$ 4,545,424
Ultragenyx Pharmaceutical, Inc. (A) (B)	20,600	1,448,386
United Therapeutics Corp. (A) (B)	13,100	1,878,933

		38,740,880

Building Products - 1.4%
AAON, Inc.	63,650	2,103,633
Lennox International, Inc.	31,700	4,855,489
Patrick Industries, Inc. (A)	46,500	3,547,950

		10,507,072

Capital Markets - 3.2%
Affiliated Managers Group, Inc. (A)	5,000	726,500
CBOE Holdings, Inc.	65,200	4,817,628
E*TRADE Financial Corp. (A)	107,460	3,723,489
FactSet Research Systems, Inc.	19,050	3,113,341
Financial Engines, Inc. (B)	31,300	1,150,275
MarketAxess Holdings, Inc.	45,500	6,684,860
MSCI, Inc., Class A	47,388	3,733,227

		23,949,320

Chemicals - 2.5%
AdvanSix, Inc. (A)	36,700	812,538
Chase Corp.	4,600	384,330
GCP Applied Technologies, Inc. (A)	113,000	3,022,750
Innospec, Inc.	25,900	1,774,150
Minerals Technologies, Inc.	37,400	2,889,150
NewMarket Corp.	8,800	3,729,792
PolyOne Corp.	98,500	3,155,940
Stepan Co.	19,300	1,572,564
WR Grace & Co.	20,000	1,352,800

		18,694,014

Commercial Services & Supplies - 1.6%
Clean Harbors, Inc. (A)	27,100	1,508,115
Healthcare Services Group, Inc.	72,900	2,855,493
Rollins, Inc.	121,425	4,101,737
US Ecology, Inc.	51,600	2,536,140
West Corp.	30,100	745,276

		11,746,761

Communications Equipment - 1.1%
ARRIS International PLC (A)	117,600	3,543,288
EchoStar Corp., Class A (A)	24,300	1,248,777
NetScout Systems, Inc. (A)	31,300	985,950
Plantronics, Inc.	47,400	2,595,624

		8,373,639

Construction & Engineering - 0.2%
Valmont Industries, Inc.	9,800	1,380,820

Consumer Finance - 0.2%
PRA Group, Inc. (A)	41,200	1,610,920

Containers & Packaging - 1.3%
Berry Plastics Group, Inc. (A)	130,100	6,339,773
Graphic Packaging Holding Co.	264,600	3,302,208

		9,641,981

Distributors - 0.8%
Pool Corp.	55,800	5,822,172

Diversified Consumer Services - 2.0%
Capella Education Co.	30,200	2,651,560

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Diversified Consumer Services (continued)
LCI Industries	20,400	$ 2,198,100
Service Corp. International	170,700	4,847,880
ServiceMaster Global Holdings, Inc. (A)	110,500	4,162,535
Sotheby’s, Class A (A)	31,800	1,267,548

		15,127,623

Electrical Equipment - 0.9%
Acuity Brands, Inc.	12,200	2,816,492
AZZ, Inc.	44,600	2,849,940
Generac Holdings, Inc. (A)	27,500	1,120,350

		6,786,782

Electronic Equipment, Instruments & Components - 1.9%
Anixter International, Inc. (A)	20,000	1,621,000
Cognex Corp.	82,200	5,229,564
Coherent, Inc. (A)	34,500	4,739,783
OSI Systems, Inc. (A)	30,400	2,314,048
VeriFone Systems, Inc. (A)	37,100	657,783

		14,562,178

Energy Equipment & Services - 0.6%
Core Laboratories NV (B)	5,000	600,200
Dril-Quip, Inc., Class A (A) (B)	22,000	1,321,100
Oceaneering International, Inc.	38,000	1,071,980
Oil States International, Inc. (A)	31,900	1,244,100
Tesco Corp., Class B (A)	19,900	164,175

		4,401,555

Equity Real Estate Investment Trusts - 3.7%
CoreSite Realty Corp.	53,500	4,246,295
CubeSmart, Class A	87,400	2,339,698
CyrusOne, Inc.	86,000	3,846,780
Empire State Realty Trust, Inc., Class A	114,800	2,317,812
Equity Lifestyle Properties, Inc.	64,500	4,650,450
FelCor Lodging Trust, Inc.	270,500	2,166,705
First Industrial Realty Trust, Inc.	100,400	2,816,220
Forest City Realty Trust, Inc., Class A	104,200	2,171,528
Pebblebrook Hotel Trust (B)	40,800	1,213,800
PS Business Parks, Inc.	16,600	1,934,232

		27,703,520

Food & Staples Retailing - 0.9%
Casey’s General Stores, Inc.	54,500	6,478,960

Food Products - 2.1%
Cal-Maine Foods, Inc. (B)	36,900	1,630,057
J&J Snack Foods Corp.	41,993	5,603,126
John B Sanfilippo & Son, Inc.	22,100	1,555,619
Post Holdings, Inc. (A)	52,100	4,188,319
TreeHouse Foods, Inc. (A) (B)	34,900	2,519,431

		15,496,552

Health Care Equipment & Supplies - 5.2%
Abaxis, Inc.	25,900	1,366,743
Align Technology, Inc. (A)	49,800	4,787,274
Cantel Medical Corp.	42,000	3,307,500
Cooper Cos., Inc.	12,300	2,151,639
DexCom, Inc. (A)	46,900	2,799,930
Halyard Health, Inc. (A)	39,900	1,475,502
ICU Medical, Inc., Class B (A)	29,900	4,405,765
IDEXX Laboratories, Inc. (A)	24,300	2,849,661
Inogen, Inc. (A)	39,400	2,646,498

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Masimo Corp. (A)	59,200	$ 3,990,080
Natus Medical, Inc. (A)	58,100	2,021,880
NuVasive, Inc. (A)	36,300	2,445,168
West Pharmaceutical Services, Inc.	57,400	4,869,242

		39,116,882

Health Care Providers & Services - 3.5%
Air Methods Corp. (A)	9,500	302,575
Centene Corp. (A)	71,167	4,021,647
Chemed Corp.	21,200	3,400,692
CorVel Corp. (A)	30,800	1,127,280
HealthSouth Corp.	51,500	2,123,860
MEDNAX, Inc. (A)	28,700	1,913,142
Surgical Care Affiliates, Inc. (A)	53,700	2,484,699
Team Health Holdings, Inc. (A)	63,900	2,776,455
US Physical Therapy, Inc.	41,900	2,941,380
WellCare Health Plans, Inc. (A)	36,400	4,989,712

		26,081,442

Health Care Technology - 0.6%
Omnicell, Inc. (A)	65,800	2,230,620
Veeva Systems, Inc., Class A (A)	53,000	2,157,100

		4,387,720

Hotels, Restaurants & Leisure - 5.6%
Brinker International, Inc. (B)	66,600	3,298,698
Buffalo Wild Wings, Inc. (A)	13,800	2,130,720
Cheesecake Factory, Inc.	30,800	1,844,304
Choice Hotels International, Inc.	28,100	1,575,005
Churchill Downs, Inc.	24,200	3,640,890
Denny’s Corp. (A)	270,500	3,470,515
Domino’s Pizza, Inc.	44,600	7,102,104
Jack in the Box, Inc.	42,700	4,767,028
Marriott Vacations Worldwide Corp.	38,200	3,241,270
Red Robin Gourmet Burgers, Inc. (A)	6,100	344,040
Six Flags Entertainment Corp.	56,500	3,387,740
Vail Resorts, Inc.	47,100	7,597,701

		42,400,015

Household Durables - 0.6%
Helen of Troy, Ltd. (A)	51,700	4,366,065

Household Products - 0.4%
Spectrum Brands Holdings, Inc., Class A (B)	23,400	2,862,522

Insurance - 0.3%
AmTrust Financial Services, Inc.	92,666	2,537,195

Internet & Direct Marketing Retail - 1.3%
HSN, Inc.	67,900	2,328,970
Liberty Expedia Holdings, Inc., Class A (A)	54,260	2,152,494
Liberty TripAdvisor Holdings, Inc., Class A (A)	81,300	1,223,565
Liberty Ventures, Series A (A)	61,140	2,254,232
Shutterfly, Inc. (A)	30,300	1,520,454

		9,479,715

Internet Software & Services - 2.4%
CommerceHub, Inc., Series A (A)	6,990	104,920
CommerceHub, Inc., Series C (A)	16,680	250,700
comScore, Inc. (A)	40,600	1,282,148
CoStar Group, Inc. (A)	10,800	2,035,692
Envestnet, Inc. (A)	39,300	1,385,325
j2 Global, Inc.	33,700	2,756,660

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Internet Software & Services (continued)
LogMeIn, Inc.	29,300	$ 2,828,915
MercadoLibre, Inc.	9,900	1,545,786
Stamps.com, Inc. (A) (B)	26,100	2,992,365
WebMD Health Corp., Class A (A) (B)	61,700	3,058,469

		18,240,980

IT Services - 6.1%
Blackhawk Network Holdings, Inc. (A)	37,100	1,397,743
Booz Allen Hamilton Holding Corp., Class A	108,200	3,902,774
Broadridge Financial Solutions, Inc.	65,900	4,369,170
Cardtronics PLC, Class A (A)	71,500	3,901,755
CoreLogic, Inc. (A)	90,700	3,340,481
CSRA, Inc.	77,000	2,451,680
DST Systems, Inc.	33,900	3,632,385
EPAM Systems, Inc. (A)	12,700	816,737
Euronet Worldwide, Inc. (A)	51,000	3,693,930
Gartner, Inc. (A)	37,430	3,783,050
Jack Henry & Associates, Inc.	27,200	2,414,816
MAXIMUS, Inc., Class A	97,300	5,428,367
Perficient, Inc. (A)	20,000	349,800
Travelport Worldwide, Ltd.	117,000	1,649,700
WEX, Inc. (A)	46,300	5,167,080

		46,299,468

Leisure Products - 0.5%
Brunswick Corp., Class B	70,000	3,817,800

Life Sciences Tools & Services - 2.8%
Bio-Rad Laboratories, Inc., Class A (A)	15,400	2,807,112
Bruker Corp.	71,200	1,508,016
Cambrex Corp. (A)	64,600	3,485,170
Charles River Laboratories International, Inc. (A)	39,300	2,994,267
INC Research Holdings, Inc., Class A (A)	56,500	2,971,900
PAREXEL International Corp. (A) (B)	43,900	2,885,108
PRA Health Sciences, Inc. (A)	34,600	1,907,152
VWR Corp. (A)	100,300	2,510,509

		21,069,234

Machinery - 5.7%
Chart Industries, Inc. (A)	15,600	561,912
Graco, Inc., Class A	43,600	3,622,724
Hyster-Yale Materials Handling, Inc.	8,039	512,647
IDEX Corp.	21,500	1,936,290
John Bean Technologies Corp.	73,500	6,317,325
Lincoln Electric Holdings, Inc.	13,400	1,027,378
Lydall, Inc. (A)	44,100	2,727,585
Manitowoc Foodservice, Inc. (A)	79,700	1,540,601
Middleby Corp. (A)	39,400	5,075,114
Nordson Corp.	38,300	4,291,515
Standex International Corp.	13,700	1,203,545
Sun Hydraulics Corp.	11,638	465,171
Toro Co.	136,300	7,625,985
Wabtec Corp.	30,900	2,565,318
Woodward, Inc.	51,200	3,535,360

		43,008,470

Marine - 0.4%
Kirby Corp. (A)	26,300	1,748,950
Matson, Inc.	45,400	1,606,706

		3,355,656

	Shares	Value
COMMON STOCKS (continued)
Media - 1.5%
Cable One, Inc.	7,200	$ 4,476,456
Eros International PLC (A) (B)	25,800	336,690
Gray Television, Inc. (A)	94,500	1,025,325
Lions Gate Entertainment Corp., Class B (A) (B)	74,796	1,835,494
Live Nation Entertainment, Inc. (A)	141,900	3,774,540

		11,448,505

Metals & Mining - 0.2%
Worthington Industries, Inc.	36,400	1,726,816

Multiline Retail - 0.4%
Big Lots, Inc. (B)	54,000	2,711,340

Oil, Gas & Consumable Fuels - 3.7%
Carrizo Oil & Gas, Inc. (A)	57,000	2,128,950
Diamondback Energy, Inc. (A)	36,700	3,708,902
Gran Tierra Energy, Inc. (A)	131,460	397,009
Matador Resources Co. (A) (B)	137,700	3,547,152
Parsley Energy, Inc., Class A (A)	100,500	3,541,620
PDC Energy, Inc. (A)	37,900	2,750,782
Rice Energy, Inc. (A)	85,600	1,827,560
RSP Permian, Inc. (A)	50,500	2,253,310
SM Energy Co.	36,200	1,248,176
World Fuel Services Corp.	76,500	3,512,115
WPX Energy, Inc. (A)	216,300	3,151,491

		28,067,067

Paper & Forest Products - 0.2%
Clearwater Paper Corp. (A)	9,000	589,950
KapStone Paper and Packaging Corp.	53,000	1,168,650

		1,758,600

Personal Products - 0.1%
Nu Skin Enterprises, Inc., Class A	22,200	1,060,716

Pharmaceuticals - 2.3%
Akorn, Inc., Class A (A)	84,600	1,846,818
Depomed, Inc. (A) (B)	117,900	2,124,558
Innoviva, Inc. (A) (B)	34,600	370,220
Jazz Pharmaceuticals PLC (A)	3,000	327,090
Mallinckrodt PLC (A)	4,795	238,887
Medicines Co. (A) (B)	37,900	1,286,326
Nektar Therapeutics (A)	103,500	1,269,945
Pacira Pharmaceuticals, Inc. (A) (B)	17,000	549,100
Phibro Animal Health Corp., Class A	51,500	1,508,950
Prestige Brands Holdings, Inc. (A)	93,000	4,845,300
Supernus Pharmaceuticals, Inc. (A)	35,800	903,950
TherapeuticsMD, Inc. (A) (B)	204,200	1,178,234
Theravance Biopharma, Inc. (A)	37,384	1,191,802

		17,641,180

Professional Services - 1.4%
Dun & Bradstreet Corp.	25,500	3,093,660
Exponent, Inc.	57,300	3,455,190
Huron Consulting Group, Inc. (A)	37,267	1,887,574
TransUnion (A)	69,400	2,146,542

		10,582,966

Real Estate Management & Development - 0.2%
Kennedy-Wilson Holdings, Inc.	84,600	1,734,300

Road & Rail - 1.1%
AMERCO	4,500	1,663,155
Landstar System, Inc.	29,100	2,482,230

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Road & Rail (continued)
Old Dominion Freight Line, Inc. (A)	49,798	$ 4,272,170

		8,417,555

Semiconductors & Semiconductor Equipment - 3.7%
Advanced Energy Industries, Inc. (A)	35,200	1,927,200
Cabot Microelectronics Corp., Class A	18,900	1,193,913
Cavium, Inc. (A)	52,100	3,253,124
Cirrus Logic, Inc. (A)	75,700	4,280,078
Integrated Device Technology, Inc. (A)	144,500	3,404,420
MaxLinear, Inc., Class A (A)	114,500	2,496,100
Microsemi Corp. (A)	117,200	6,325,284
Synaptics, Inc. (A)	46,600	2,496,828
Teradyne, Inc.	15,100	383,540
Versum Materials, Inc. (A)	66,900	1,877,883

		27,638,370

Software - 7.7%
ACI Worldwide, Inc. (A)	106,100	1,925,715
Aspen Technology, Inc. (A)	67,900	3,712,772
Blackbaud, Inc.	69,700	4,460,800
CommVault Systems, Inc. (A)	41,100	2,112,540
Computer Modelling Group, Ltd.	120,900	820,317
Descartes Systems Group, Inc. (A)	94,200	2,015,880
Ellie Mae, Inc. (A)	22,500	1,882,800
Fair Isaac Corp.	42,700	5,090,694
Fortinet, Inc. (A)	81,600	2,457,792
Manhattan Associates, Inc. (A)	93,000	4,931,790
Monotype Imaging Holdings, Inc.	32,400	643,140
Pegasystems, Inc.	80,100	2,883,600
Proofpoint, Inc. (A) (B)	45,500	3,214,575
PTC, Inc. (A)	89,700	4,150,419
SS&C Technologies Holdings, Inc.	143,400	4,101,240
Take-Two Interactive Software, Inc. (A)	78,900	3,888,981
Tyler Technologies, Inc. (A)	38,400	5,482,368
Ultimate Software Group, Inc. (A)	21,000	3,829,350

		57,604,773

Specialty Retail - 2.4%
Aaron’s, Inc.	16,750	535,832
Burlington Stores, Inc. (A)	97,000	8,220,750
Children’s Place, Inc.	12,600	1,271,970
Monro Muffler Brake, Inc.	38,250	2,187,900
Murphy USA, Inc. (A)	74,600	4,585,662
Sally Beauty Holdings, Inc. (A)	57,100	1,508,582

		18,310,696

Technology Hardware, Storage & Peripherals - 0.5%
Cray, Inc. (A)	49,700	1,028,790
NCR Corp. (A)	64,400	2,612,064

		3,640,854

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods - 1.1%
Carter’s, Inc.	42,900	$ 3,706,131
G-III Apparel Group, Ltd. (A)	27,200	804,032
Steven Madden, Ltd., Class B (A)	99,400	3,553,550

		8,063,713

Thrifts & Mortgage Finance - 0.6%
MGIC Investment Corp. (A)	206,500	2,104,235
Radian Group, Inc.	123,700	2,224,126

		4,328,361

Trading Companies & Distributors - 0.8%
Beacon Roofing Supply, Inc. (A)	34,300	1,580,201
Univar, Inc. (A)	48,300	1,370,271
Watsco, Inc.	18,200	2,695,784

		5,646,256

Total Common Stocks (Cost $627,752,934)		750,115,363

CONTINGENT VALUE RIGHT - 0.0% (C)
Biotechnology - 0.0% (C)
Dyax Corp. (A) (D) (E) (F) (G)	64,300	157,535

Total Contingent Value Right (Cost $71,373)		157,535

SECURITIES LENDING COLLATERAL - 7.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (H)	58,726,045	58,726,045

Total Securities Lending Collateral (Cost $58,726,045)		58,726,045

	Principal	Value
REPURCHASE AGREEMENT - 0.3%
State Street Bank & Trust Co. 0.03% (H), dated 12/30/2016, to be repurchased at $2,354,646 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2022, and with a value of $2,404,312.	$ 2,354,638	2,354,638

Total Repurchase Agreement (Cost $2,354,638)		2,354,638

Total Investments (Cost $688,904,990) (I)		811,353,581
Net Other Assets (Liabilities) - (7.8)%		(58,506,895)

Net Assets - 100.0%		$ 752,846,686

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION:

Valuation Inputs (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (K)	Value
ASSETS
Investments
Common Stocks	$750,115,363	$—	$—	$750,115,363
Contingent Value Right	—	—	157,535	157,535
Securities Lending Collateral	58,726,045	—	—	58,726,045
Repurchase Agreement	—	2,354,638	—	2,354,638

Total Investments	$808,841,408	$2,354,638	$157,535	$811,353,581

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $57,410,408. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2016, value of the security is $157,535, representing less than 0.1% of the Portfolio’s net assets.
(E)	Security is Level 3 of the fair value hierarchy.
(F)	Illiquid security. At December 31, 2016, value of the illiquid security is $157,535, representing less than 0.1% of the Portfolio’s net assets.
(G)	Restricted security. At December 31, 2016, the restricted security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Contingent Value Right	Dyax Corp.	01/25/2016	$71,373	$157,535	0.0	%(C)

(H)	Rates disclosed reflect the yields at December 31, 2016.
(I)	Aggregate cost for federal income tax purposes is $689,609,887. Aggregate gross unrealized appreciation and depreciation for all securities is $143,722,492 and $21,978,798, respectively. Net unrealized appreciation for tax purposes is $121,743,694.
(J)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(K)	Level 3 securities were not considered significant to the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica T. Rowe Price Small Cap VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Investments, at value (cost $686,550,352) (including securities loaned of $57,410,408)	$808,998,943
Repurchase agreement, at value (cost $2,354,638)	2,354,638
Foreign currency, at value (cost $7,847)	7,654
Receivables and other assets:
Shares of beneficial interest sold	504,447
Investments sold	1,205,588
Interest	4
Dividends	486,731
Net income from securities lending	42,137

Total assets	813,600,142

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	115,220
Investments purchased	1,272,601
Investment management fees	499,366
Distribution and service fees	48,124
Transfer agent costs	1,385
Trustees, CCO and deferred compensation fees	976
Audit and tax fees	16,047
Custody fees	12,643
Legal fees	6,905
Printing and shareholder reports fees	51,185
Other	2,959
Collateral for securities on loan	58,726,045

Total liabilities	60,753,456

Net assets	$752,846,686

Net assets consist of:
Capital stock ($0.01 par value)	$562,263
Additional paid-in capital	581,134,811
Accumulated net realized gain (loss)	48,701,214
Net unrealized appreciation (depreciation) on:
Investments	122,448,591
Translation of assets and liabilities denominated in foreign currencies	(193)

Net assets	$752,846,686

Net assets by class:
Initial Class	$525,139,545
Service Class	227,707,141

Shares outstanding:
Initial Class	38,638,306
Service Class	17,588,008

Net asset value and offering price per share:
Initial Class	$13.59
Service Class	12.95

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income	$3,770,679
Interest income	2,315
Net income (loss) from securities lending	598,899
Withholding taxes on foreign income	(7,893)

Total investment income	4,364,000

Expenses:
Investment advisory fees	665,846
Investment management fees	3,761,087
Distribution and service fees:
Service Class	499,259
Administration fees	26,634
Transfer agent costs	8,080
Trustees, CCO and deferred compensation fees	15,534
Audit and tax fees	23,492
Custody fees	68,287
Legal fees	26,342
Printing and shareholder reports fees	55,277
Other	15,267

Total expenses before waiver and/or reimbursement and recapture	5,165,105

Reimbursement of custody fees (A)	(44,601)

Net expenses	5,120,504

Net investment income (loss)	(756,504)

Net realized gain (loss) on:
Investments	49,125,020
Foreign currency transactions	260

Net realized gain (loss)	49,125,280

Net change in unrealized appreciation (depreciation) on:
Investments	5,307,021
Translation of assets and liabilities denominated in foreign currencies	(149)

Net change in unrealized appreciation (depreciation)	5,306,872

Net realized and change in unrealized gain (loss)	54,432,152

Net increase (decrease) in net assets resulting from operations	$53,675,648

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica T. Rowe Price Small Cap VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$(756,504)	$(1,421,577)
Net realized gain (loss)	49,125,280	61,959,442
Net change in unrealized appreciation (depreciation)	5,306,872	(46,850,318)

Net increase (decrease) in net assets resulting from operations	53,675,648	13,687,547

Dividends and/or distributions to shareholders:
Net realized gains:
Initial Class	(34,220,387)	(34,790,412)
Service Class	(26,094,356)	(16,033,881)

Total dividends and/or distributions from net realized gains	(60,314,743)	(50,824,293)

Capital share transactions:
Proceeds from shares sold:
Initial Class	239,278,424	69,482,735
Service Class	31,326,937	41,191,558

	270,605,361	110,674,293

Dividends and/or distributions reinvested:
Initial Class	34,220,387	34,790,412
Service Class	26,094,356	16,033,881

	60,314,743	50,824,293

Cost of shares redeemed:
Initial Class	(156,508,496)	(109,388,763)
Service Class	(22,998,484)	(17,497,163)

	(179,506,980)	(126,885,926)

Net increase (decrease) in net assets resulting from capital share transactions	151,413,124	34,612,660

Net increase (decrease) in net assets	144,774,029	(2,524,086)

Net assets:
Beginning of year	608,072,657	610,596,743

End of year	$752,846,686	$608,072,657

Undistributed (distributions in excess of) net investment income (loss)	$—	$—

Capital share transactions - shares:
Shares issued:
Initial Class	18,186,026	4,644,894
Service Class	2,410,805	2,814,757

	20,596,831	7,459,651

Shares reinvested:
Initial Class	2,618,239	2,517,396
Service Class	2,094,250	1,206,462

	4,712,489	3,723,858

Shares redeemed:
Initial Class	(11,745,891)	(7,427,557)
Service Class	(1,841,039)	(1,248,710)

	(13,586,930)	(8,676,267)

Net increase (decrease) in shares outstanding:
Initial Class	9,058,374	(265,267)
Service Class	2,664,016	2,772,509

	11,722,390	2,507,242

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica T. Rowe Price Small Cap VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$13.85		$14.68	$14.24	$10.31	$9.61

Investment operations:
Net investment income (loss) (A)	(0.01	)(B)	(0.02)	(0.01)	(0.02)	0.02
Net realized and unrealized gain (loss)	1.49		0.37	0.92	4.49	1.46

Total investment operations	1.48		0.35	0.91	4.47	1.48

Dividends and/or distributions to shareholders:
Net investment income	—		—	—	(0.01)	—
Net realized gains	(1.74)		(1.18)	(0.47)	(0.53)	(0.78)

Total dividends and/or distributions to shareholders	(1.74)		(1.18)	(0.47)	(0.54)	(0.78)

Net asset value, end of year	$13.59		$13.85	$14.68	$14.24	$10.31

Total return (C)	11.22%		2.43%	6.55%	44.07%	15.69%

Ratio and supplemental data:
Net assets end of year (000’s)	$525,140		$409,596	$438,253	$459,083	$165,231
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82%		0.81%	0.82%	0.82%	0.85%
Including waiver and/or reimbursement and recapture	0.81	%(B)	0.81%	0.82%	0.82%	0.85%
Net investment income (loss) to average net assets	(0.05	)%(B)	(0.14)%	(0.09)%	(0.13)%	0.18%
Portfolio turnover rate	38%		27%	21%	17%	33%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$13.30		$14.18	$13.81	$10.03	$9.39

Investment operations:
Net investment income (loss) (A)	(0.04	)(B)	(0.06)	(0.05)	(0.05)	(0.00	)(C)
Net realized and unrealized gain (loss)	1.43		0.36	0.89	4.36	1.42

Total investment operations	1.39		0.30	0.84	4.31	1.42

Dividends and/or distributions to shareholders:
Net realized gains	(1.74)		(1.18)	(0.47)	(0.53)	(0.78)

Net asset value, end of year	$12.95		$13.30	$14.18	$13.81	$10.03

Total return (D)	11.00%		2.16%	6.24%	43.70%	15.41%

Ratio and supplemental data:
Net assets end of year (000’s)	$227,707		$198,477	$172,344	$141,815	$73,603
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.07%		1.06%	1.07%	1.07%	1.10%
Including waiver and/or reimbursement and recapture	1.06	%(B)	1.06%	1.07%	1.07%	1.10%
Net investment income (loss) to average net assets	(0.29	)%(B)	(0.40)%	(0.34)%	(0.39)%	(0.02)%
Portfolio turnover rate	38%		27%	21%	17%	33%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica T. Rowe Price Small Cap VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2016, commissions recaptured are $2,445.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2016

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not

Transamerica Series Trust	Annual Report 2016

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2016, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2016, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience

Transamerica Series Trust	Annual Report 2016

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$58,726,045	$—	$—	$—	$58,726,045
Total Borrowings	$58,726,045	$—	$—	$—	$58,726,045

6. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Small and medium capitalization risk: Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions than large capitalization companies. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate, and may offer greater potential for losses.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

Transamerica Series Trust	Annual Report 2016

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

As of December 31, 2016, the percentage of Portfolio net assets owned by affiliated investors are as follows:

Portfolio	Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative VP	$31,156,645	4.14%
Transamerica Asset Allocation – Growth VP	28,498,987	3.79
Transamerica Asset Allocation – Moderate Growth VP	124,645,076	16.56
Transamerica Asset Allocation – Moderate VP	126,601,529	16.81
Total	$310,902,237	41.30%

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
0.78%	0.75%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.93%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Transamerica Series Trust	Annual Report 2016

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST, or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the year ended December 31, 2016, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ —	$ 2,345,718	$ 1,205,819

Transamerica Series Trust	Annual Report 2016

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	69.28%	69.28%
Service Class	2	97.13%	97.13%

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 320,758,205	$ —	$ 217,417,898	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to net operating losses, foreign currency gains and losses, prior year REIT adjustment reversal, prior year non-REIT return of capital adjustment reversal, and corporate actions from underlying securities. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (568,069)	$ 756,504	$ (188,435)

As of December 31, 2016, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2016

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 2,107,751	$ 58,206,992	$ —	$ 433,296	$ 50,390,997	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ 49,406,111	$ —	$ —	$ —	$ 121,743,501

11. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica T. Rowe Price Small Cap VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica T. Rowe Price Small Cap VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica T. Rowe Price Small Cap VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica T. Rowe Price Small Cap VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $58,206,992 for the year ended December 31, 2016.

Transamerica Series Trust	Annual Report 2016

Transamerica Torray Concentrated Growth VP

(unaudited)

MARKET ENVIRONMENT

The familiar phrase “expect the unexpected” is memorable in part because it makes no sense. Yet this is exactly what we experienced and what we became accustomed to in 2016 with the United Kingdom’s decision to leave the European Union (“Brexit”) and the U.S. election of Donald Trump; outcomes that had been widely expected to roil financial markets. Contrary to expectations, investors embraced change, or at least the promise of change, and pushed equity markets higher. The backdrop for this constructive, if unexpected response was stable and improving economic fundamentals. As we move into 2017, the focus at Torray LLC is on how these changes might occur and their impact on the economy and markets.

There were two distinct phases of the market in 2016; in the first half of the year, defensive stocks led cyclicals. In the second half, the trend reversed and cyclicals exploded higher post-election, as investors projected that the Trump administration’s business-friendly campaign platform of tax cuts, infrastructure spending and deregulation would bolster future economic activity. While extraordinary events such as Brexit and the election of Donald Trump introduce risks and opportunities, it is difficult to consistently predict the outcome of such events. Torray LLC has evaluated the impact of several proposed corporate tax policies and generally feel good about the implications. As such, Torray LLC’s approach to investing remains unchanged and balanced.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Torray Concentrated Growth VP, Initial Class returned 6.74%. By comparison, its primary and secondary benchmarks, the Russell 1000® Growth Index and the S&P 500®, returned 7.08% and 11.96%, respectively.

STRATEGY REVIEW

The Portfolio employs a concentrated approach, investing in 25 to 30 stocks, with a long-term orientation and quality focus. Torray LLC’s investment philosophy is that selective investments in diverse growth businesses with superior operating and financial characteristics generate excess returns with below-market risk.

The Portfolio gained for the year, falling just shy of the benchmark Russell 1000® Growth Index’s gain, but finishing in the top quartile of Morningstar’s Large Growth category. Sector allocation was modestly negative as an overweight position in health care detracted more than the positive contribution made by the overweight position in energy. Security selection was positive; top contributors included Medivation, Inc. (no longer held at period end), Charles Schwab Corp. and Incyte Corp. Top detractors included Express Scripts Holding Co. (no longer held at period end), Roche Holding AG, and Stericycle, Inc. (no longer held at period end).

Medivation, Inc., a highly profitable biotech company with a focus on the treatment of prostate cancer and additional pipeline indications, was acquired by Pfizer, Inc. at the conclusion of the third quarter. Leading discount broker Charles Schwab Corp. continued to experience steady deposit growth and high earnings leverage to rising interest rates. Incyte Corp., another profitable biotechnology company, benefited from significant clinical trial progress and advances in its groundbreaking immunotherapy work.

Express Scripts Holding Co. was sold on concerns that competition within the pharmacy benefit management (“PBM”) industry was increasing, driven by the consolidation of the industry’s largest clients and the evolution of new, integrated PBM models that exert increasing pricing pressure. Roche Holding AG, one of the world’s largest bio-pharma companies, underperformed based on concerns that its pipeline is not making enough progress to offset expected declines from pending biosimilar competition. Torray LLC disagrees and cites a large amount of evidence that Roche Holding AG has four to five very large drugs that either have been approved recently or are most of the way through the approval process. Stericycle, Inc., a leader in regulated waste, communication services and document destruction, was sold during the third quarter as it struggled to integrate acquisitions and suffered from exposure to the energy industry.

Nicholas C. Haffenreffer

Portfolio Manager

Torray LLC

Transamerica Series Trust	Annual Report 2016

Transamerica Torray Concentrated Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	6.74%	12.49%	6.80%	04/08/1991
Russell 1000® Growth Index (A)	7.08%	14.50%	8.33%
S&P 500® (B)	11.96%	14.66%	6.95%
Service Class	6.48%	12.22%	6.54%	05/01/2003

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

(B) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities may rise or fall because of changes in the market or changes in a company’s financial condition. These price movements may result from factors affecting individual companies, sectors or industries selected for the fund or the securities market as a whole, such as changes in economic or political conditions. Equities are subject to market risk meaning that stock prices in general may decline over short or extended periods of time.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2016

Transamerica Torray Concentrated Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,042.60	$3.54	$1,021.70	$3.51	0.69%
Service Class	1,000.00	1,041.80	4.82	1,020.40	4.77	0.94

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	99.1%
Repurchase Agreement	0.9
Securities Lending Collateral	0.1
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Transamerica Series Trust	Annual Report 2016

Transamerica Torray Concentrated Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 99.1%
Aerospace & Defense - 3.4%
United Technologies Corp.	64,380	$ 7,057,336

Biotechnology - 8.8%
BioMarin Pharmaceutical, Inc. (A)	87,952	7,285,944
Gilead Sciences, Inc.	58,765	4,208,162
Incyte Corp. (A)	67,001	6,718,190

		18,212,296

Capital Markets - 7.7%
BlackRock, Inc., Class A	18,294	6,961,599
Charles Schwab Corp.	227,735	8,988,700

		15,950,299

Chemicals - 5.5%
Albemarle Corp.	66,554	5,728,969
Praxair, Inc.	47,370	5,551,290

		11,280,259

Distributors - 3.6%
LKQ Corp. (A)	245,199	7,515,349

Electrical Equipment - 2.4%
Acuity Brands, Inc.	21,169	4,887,075

Electronic Equipment, Instruments & Components - 3.1%
Amphenol Corp., Class A	96,206	6,465,043

Equity Real Estate Investment Trusts - 3.5%
American Tower Corp., Class A	68,126	7,199,556

Health Care Equipment & Supplies - 6.8%
Cooper Cos., Inc.	37,523	6,563,898
Danaher Corp.	94,320	7,341,869

		13,905,767

Health Care Technology - 2.9%
Cerner Corp. (A)	126,746	6,003,958

Household Products - 3.4%
Colgate-Palmolive Co.	106,735	6,984,738

Internet Software & Services - 11.4%
Akamai Technologies, Inc. (A)	83,576	5,572,848
Alphabet, Inc., Class A (A)	12,720	10,079,964
Facebook, Inc., Class A (A)	68,204	7,846,870

		23,499,682

IT Services - 11.5%
Accenture PLC, Class A	61,980	7,259,717
Fiserv, Inc. (A)	79,641	8,464,246
Visa, Inc., Class A	101,914	7,951,330

		23,675,293

Oil, Gas & Consumable Fuels - 6.3%
Enbridge, Inc. (B)	149,184	6,283,630
EOG Resources, Inc.	65,825	6,654,908

		12,938,538

Pharmaceuticals - 3.5%
Roche Holding AG, ADR	253,544	7,233,610

Professional Services - 3.1%
Verisk Analytics, Inc., Class A (A)	77,838	6,318,111

Software - 3.0%
Adobe Systems, Inc. (A)	59,115	6,085,889

Technology Hardware, Storage & Peripherals - 4.1%
Apple, Inc.	72,605	8,409,111

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods - 5.1%
Hanesbrands, Inc.	255,757	$ 5,516,679
NIKE, Inc., Class B	96,846	4,922,682

		10,439,361

Total Common Stocks (Cost $176,138,316)		204,061,271

SECURITIES LENDING COLLATERAL - 0.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (C)	186,878	186,878

Total Securities Lending Collateral (Cost $186,878)		186,878

	Principal	Value
REPURCHASE AGREEMENT - 0.9%
State Street Bank & Trust Co. 0.03% (C), dated 12/30/2016, to be repurchased at $1,766,840 on 01/03/2017. Collateralized by a U.S. Government Obligation, 0.13%, due 07/15/2022, and with a value of $1,803,091.	$ 1,766,834	1,766,834

Total Repurchase Agreement (Cost $1,766,834)		1,766,834

Total Investments (Cost $178,092,028) (D)		206,014,983
Net Other Assets (Liabilities) - (0.1)%		(202,072)

Net Assets - 100.0%		$ 205,812,911

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Torray Concentrated Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION:

Valuation	Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$204,061,271	$—	$—	$204,061,271
Securities Lending Collateral	186,878	—	—	186,878
Repurchase Agreement	—	1,766,834	—	1,766,834

Total Investments	$204,248,149	$1,766,834	$—	$206,014,983

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the security is on loan. The value of the security on loan is $183,054. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $178,325,628. Aggregate gross unrealized appreciation and depreciation for all securities is $34,901,724 and $7,212,369, respectively. Net unrealized appreciation for tax purposes is $27,689,355.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Torray Concentrated Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Investments, at value (cost $176,325,194) (including securities loaned of $183,054)	$204,248,149
Repurchase agreement, at value (cost $1,766,834)	1,766,834
Foreign currency, at value (cost $8,070)	8,032
Receivables and other assets:
Shares of beneficial interest sold	4,417
Interest	3
Dividends	104,427
Tax reclaims	59,108
Net income from securities lending	1

Total assets	206,190,971

Liabilities:
Due to custodian	2
Payables and other liabilities:
Shares of beneficial interest redeemed	21,124
Investment management fees	120,277
Distribution and service fees	7,824
Transfer agent costs	529
Trustees, CCO and deferred compensation fees	264
Audit and tax fees	14,010
Custody fees	5,291
Legal fees	2,682
Printing and shareholder reports fees	17,796
Other	1,383
Collateral for securities on loan	186,878

Total liabilities	378,060

Net assets	$205,812,911

Net assets consist of:
Capital stock ($0.01 par value)	$114,616
Additional paid-in capital	173,414,973
Undistributed (distributions in excess of) net investment income (loss)	678,037
Accumulated net realized gain (loss)	3,682,368
Net unrealized appreciation (depreciation) on:
Investments	27,922,955
Translation of assets and liabilities denominated in foreign currencies	(38)

Net assets	$205,812,911

Net assets by class:
Initial Class	$169,285,370
Service Class	36,527,541

Shares outstanding:
Initial Class	9,465,710
Service Class	1,995,939

Net asset value and offering price per share:
Initial Class	$17.88
Service Class	18.30

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income	$2,308,825
Interest income	1,840
Net income (loss) from securities lending	38,146
Withholding taxes on foreign income	(81,937)

Total investment income	2,266,874

Expenses:
Investment advisory fees	214,519
Investment management fees	1,214,171
Distribution and service fees:
Service Class	90,405
Administration fees	9,901
Transfer agent costs	3,180
Trustees, CCO and deferred compensation fees	5,720
Audit and tax fees	18,133
Custody fees	26,912
Legal fees	9,996
Printing and shareholder reports fees	16,343
Other	6,306

Total expenses before waiver and/or reimbursement and recapture	1,615,586

Reimbursement of custody fees (A)	(27,123)

Net expenses	1,588,463

Net investment income (loss)	678,411

Net realized gain (loss) on:
Investments	7,537,060
Foreign currency transactions	760

Net realized gain (loss)	7,537,820

Net change in unrealized appreciation (depreciation) on:
Investments	5,211,836
Translation of assets and liabilities denominated in foreign currencies	577

Net change in unrealized appreciation (depreciation)	5,212,413

Net realized and change in unrealized gain (loss)	12,750,233

Net increase (decrease) in net assets resulting from operations	$13,428,644

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Torray Concentrated Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$678,411	$937,871
Net realized gain (loss)	7,537,820	(3,816,063)
Net change in unrealized appreciation (depreciation)	5,212,413	497,665

Net increase (decrease) in net assets resulting from operations	13,428,644	(2,380,527)

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(837,497)	(1,076,985)
Service Class	(49,789)	(153,579)

Total dividends and/or distributions from net investment income	(887,286)	(1,230,564)

Net realized gains:
Initial Class	—	(37,376,228)
Service Class	—	(9,253,902)

Total dividends and/or distributions from net realized gains	—	(46,630,130)

Total dividends and/or distributions to shareholders	(887,286)	(47,860,694)

Capital share transactions:
Proceeds from shares sold:
Initial Class	3,269,654	4,691,802
Service Class	4,405,310	6,493,264

	7,674,964	11,185,066

Dividends and/or distributions reinvested:
Initial Class	837,497	38,453,213
Service Class	49,789	9,407,481

	887,286	47,860,694

Cost of shares redeemed:
Initial Class	(28,076,599)	(47,881,690)
Service Class	(7,071,705)	(16,697,663)

	(35,148,304)	(64,579,353)

Net increase (decrease) in net assets resulting from capital share transactions	(26,586,054)	(5,533,593)

Net increase (decrease) in net assets	(14,044,696)	(55,774,814)

Net assets:
Beginning of year	219,857,607	275,632,421

End of year	$205,812,911	$219,857,607

Undistributed (distributions in excess of) net investment income (loss)	$678,037	$932,302

Capital share transactions - shares:
Shares issued:
Initial Class	187,994	247,838
Service Class	246,960	309,959

	434,954	557,797

Shares reinvested:
Initial Class	46,450	2,287,520
Service Class	2,696	546,946

	49,146	2,834,466

Shares redeemed:
Initial Class	(1,625,072)	(2,289,548)
Service Class	(409,696)	(898,801)

	(2,034,768)	(3,188,349)

Net increase (decrease) in shares outstanding:
Initial Class	(1,390,628)	245,810
Service Class	(160,040)	(41,896)

	(1,550,668)	203,914

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Torray Concentrated Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012
Net asset value, beginning of year	$16.83		$21.45	$23.04	$17.48		$15.05

Investment operations:
Net investment income (loss) (A)	0.06	(B)	0.08	0.11	0.17		0.21
Net realized and unrealized gain (loss)	1.07		(0.42)	2.05	5.59		2.36

Total investment operations	1.13		(0.34)	2.16	5.76		2.57

Dividends and/or distributions to shareholders:
Net investment income	(0.08)		(0.12)	(0.21)	(0.20)		(0.14)
Net realized gains	—		(4.16)	(3.54)	—		—

Total dividends and/or distributions to shareholders	(0.08)		(4.28)	(3.75)	(0.20)		(0.14)

Net asset value, end of year	$17.88		$16.83	$21.45	$23.04		$17.48

Total return (C)	6.74%		(1.57)%	10.00%	33.10%		17.13%

Ratio and supplemental data:
Net assets end of year (000’s)	$169,285		$182,751	$227,636	$234,000		$193,359
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72%		0.72%	0.73%	0.78%		0.84%
Including waiver and/or reimbursement and recapture	0.71	%(B)	0.72%	0.73%	0.78%		0.84%
Net investment income (loss) to average net assets	0.36	%(B)	0.42%	0.49%	0.86%		1.26%
Portfolio turnover rate	23%		19%	123%	153	%(D)	32%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Increase in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012
Net asset value, beginning of year	$17.21		$21.84	$23.40	$17.76		$15.30

Investment operations:
Net investment income (loss) (A)	0.02	(B)	0.03	0.05	0.13		0.17
Net realized and unrealized gain (loss)	1.09		(0.43)	2.09	5.67		2.40

Total investment operations	1.11		(0.40)	2.14	5.80		2.57

Dividends and/or distributions to shareholders:
Net investment income	(0.02)		(0.07)	(0.16)	(0.16)		(0.11)
Net realized gains	—		(4.16)	(3.54)	—		—

Total dividends and/or distributions to shareholders	(0.02)		(4.23)	(3.70)	(0.16)		(0.11)

Net asset value, end of year	$18.30		$17.21	$21.84	$23.40		$17.76

Total return (C)	6.48%		(1.84)%	9.75%	32.81%		16.83%

Ratio and supplemental data:
Net assets end of year (000’s)	$36,528		$37,107	$47,996	$43,649		$27,827
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.97%		0.97%	0.98%	1.03%		1.09%
Including waiver and/or reimbursement and recapture	0.96	%(B)	0.97%	0.98%	1.03%		1.09%
Net investment income (loss) to average net assets	0.11	%(B)	0.16%	0.23%	0.62%		1.01%
Portfolio turnover rate	23%		19%	123%	153	%(D)	32%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Increase in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Torray Concentrated Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included in Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2016, commissions recaptured are $2,358.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2016

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Transamerica Series Trust	Annual Report 2016

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2016, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are

Transamerica Series Trust	Annual Report 2016

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$186,878	$—	$—	$—	$186,878
Total Borrowings	$186,878	$—	$—	$—	$186,878

6. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2016

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
First $650 million	0.680%	0.650%
Over $650 million up to $1.15 billion	0.660%	0.630%
Over $1.15 billion	0.605%	0.575%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.84%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2016

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

8. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	83.61%	83.61%
Service Class	1	89.07%	89.07%

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 47,400,827	$ —	$ 71,276,037	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The

Transamerica Series Trust	Annual Report 2016

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

primary permanent differences are due to foreign currency gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ (45,390)	$ 45,390

As of December 31, 2016, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2016, the capital loss carryforwards utilized or expired are $3,768,530.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 887,286	$ —	$ —	$ 40,681,280	$ 7,179,414	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 678,037	$ 3,915,968	$ —	$ —	$ —	$ 27,689,317

11. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Torray Concentrated Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Torray Concentrated Growth VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Torray Concentrated Growth VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica Torray Concentrated Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2016.

Transamerica Series Trust	Annual Report 2016

Transamerica TS&W International Equity VP

(unaudited)

MARKET ENVIRONMENT

The MSCI EAFE Index produced a slightly positive return in U.S. dollar terms in 2016, as post-election dollar strength offset many of the benchmark constituents’ gains in local currency terms. Regional performance was generally positive, with Asia ex-Japan posting the strongest gain. Europe remained a challenging environment and was the only materially negative region. The United Kingdom, which rallied following the Great Britain’s referendum to leave the European Union (“Brexit”) in June, finished the year roughly flat. Sector level returns were varied with energy up 25.99% and materials up 24.32%, leading the Index as a result of sensitivity to price increases in oil and other commodities. Health care was the largest drag on benchmark performance, with a (11.71)% return on growing concern around drug price erosion in the pharmaceutical industry. Traditionally defensive telecommunication services was also in negative territory, as investors rotated away from yield-seeking opportunities.

2016 ended with global stock market sentiment on a positive note. Energy, materials, financials and industrials led markets higher last year, while utilities, telecoms, health care and consumer staples underperformed. This suggested that the market consensus was anticipating better growth, rising prices and higher interest rates in the year ahead, reducing the relative appeal of stocks offering higher yields and more defensive profits. The course of stock markets in 2017 may be significantly affected by how these expectations are borne out. Gradually improving economic growth that gently lifts wages and prices causing interest rates to work higher would be welcomed by global stock investors especially since many markets are reasonably valued. On the other hand, either disappointing economic growth leading to renewed deflationary pressure in the U.S., Europe, the U.K., Japan and elsewhere, or a surprise burst of inflation that could send interest rates up sharply, could puncture recent optimism.

Much like 2016, political events like the negotiations over Brexit and the evolution of Donald Trump’s policies are likely to spark bouts of market volatility in the year ahead. We believe the current market environment produces good opportunities for an active value investment approach as changes in investor sentiment and macroeconomic events create attractive divergence between upside opportunity and downside risk. While the markets will undoubtedly remain turbulent, Thompson Siegel & Walmsley LLC’s patient approach seeks to take advantage of price movements that reflect changes in sentiment more than underlying value.

PERFORMANCE

For the year ended December 31, 2016, Transamerica TS&W International Equity VP, Initial Class returned 1.08%. By comparison, its benchmark, the MSCI EAFE Index, returned 1.51%.

STRATEGY REVIEW

The Portfolio underperformed the MSCI EAFE Index for the year. The largest detractor on a regional basis was the U.K., where the negative impact of stock selection more than offset the favorable impact of an underweight position versus the benchmark’s worst-performing region.

Broadcast company Sky PLC, the worst performer in the U.K., had mixed quarterly results relative to expectations throughout the year, and the market was concerned about competition from Netflix and rising content costs. Sky PLC announced in December that it would be acquired by 21st Century Fox. London-based automotive distributor and retailer Inchcape PLC (no longer held at period end) also fell as the company’s global operations were negatively impacted by weak new car markets in Hong Kong and in the U.K. following Brexit.

Japan was the top regional contributor to relative performance. Convenience store franchise chain FamilyMart Co., Ltd., the leader in the group, announced details regarding store closures and other reorganization measures related to its merger with general merchandise retailer UNY Group Holdings Co., Ltd. We believe the combined entity, now known as FamilyMart UNY Holdings Co., Ltd., should see margins expand as synergies related to the deal are extracted. Other notable outperformers included SoftBank Group Corp., Coca-Cola East Japan Co., Ltd., Kuraray Co., Ltd. and Komatsu, Ltd.

On a sector basis, utilities were the biggest drag on relative performance primarily as the result of positions in water and waste manager Veolia Environnement SA and Engie SA, an electric utility, which faced a challenging operating environment caused by low power and gas prices.

Consumer staples was the top contributor thanks to stock selection. In addition to FamilyMart UNY Holdings Co., Ltd. and Coca-Cola East Japan Co., Ltd., Danish beer brewer Carlsberg A/S posted notably strong performance prior to our eliminating the position in the second quarter of 2016. The business saw success improving margins through cost-saving synergies; however, valuation was no longer compelling.

Brandon H. Harrell, CFA

Portfolio Manager

Thompson Siegel & Walmsley LLC

Transamerica Series Trust	Annual Report 2016

Transamerica TS&W International Equity VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	1.08%	7.11%	1.55%	04/08/1991
MSCI EAFE Index (A)	1.51%	7.02%	1.22%
Service Class	0.77%	6.83%	1.28%	05/01/2003

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Series Trust	Annual Report 2016

Transamerica TS&W International Equity VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,064.90	$4.57	$1,020.70	$4.47	0.88%
Service Class	1,000.00	1,063.00	5.86	1,019.50	5.74	1.13

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.6%
Securities Lending Collateral	3.3
Repurchase Agreement	0.7
Preferred Stock	0.6
Net Other Assets (Liabilities)	(3.2)
Total	100.0%

Transamerica Series Trust	Annual Report 2016

Transamerica TS&W International Equity VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 98.6%
Australia - 3.9%
BHP Billiton PLC, ADR	18,500	$ 582,010
Challenger, Ltd.	159,277	1,291,951
Coca-Cola Amatil, Ltd.	78,600	574,024
Sonic Healthcare, Ltd.	74,900	1,156,704
South32, Ltd.	369,900	734,081

		4,338,770

Belgium - 1.1%
Groupe Bruxelles Lambert SA	14,200	1,191,626

Denmark - 1.1%
TDC A/S, Class B (A)	236,900	1,216,282

France - 10.1%
Airbus Group SE	9,800	648,256
Arkema SA	5,793	566,748
Engie SA	128,100	1,634,316
Publicis Groupe SA	12,300	848,715
Rexel SA	70,300	1,157,011
Sanofi	27,968	2,263,976
TOTAL SA	20,400	1,046,217
Veolia Environnement SA	89,600	1,525,585
Vivendi SA	87,800	1,668,692

		11,359,516

Germany - 11.1%
Allianz SE, Class A	5,841	965,319
Deutsche Boerse AG (A)	17,300	1,412,070
Infineon Technologies AG	84,900	1,475,499
Merck KGaA	13,400	1,398,562
METRO AG (B)	41,600	1,383,115
SAP SE	21,100	1,839,287
Siemens AG, Class A	17,207	2,115,593
Talanx AG	23,000	769,182
TUI AG	80,000	1,121,283

		12,479,910

Hong Kong - 4.0%
Cheung Kong Property Holdings, Ltd.	177,400	1,087,803
CK Hutchison Holdings, Ltd.	123,500	1,399,916
First Pacific Co., Ltd.	535,250	374,113
Guangdong Investment, Ltd.	950,500	1,255,158
Noble Group, Ltd. (A) (B)	3,082,800	361,893

		4,478,883

Ireland - 2.5%
DCC PLC	12,400	923,018
Ryanair Holdings PLC, ADR (A)	7,185	598,223
Smurfit Kappa Group PLC, Class B	55,421	1,271,498

		2,792,739

Israel - 1.7%
Teva Pharmaceutical Industries, Ltd., ADR	53,300	1,932,125

Italy - 4.5%
Azimut Holding SpA (B)	45,300	756,285
Davide Campari (C)	90,400	884,033
Eni SpA, Class B	72,896	1,187,075
Mediobanca SpA	162,000	1,322,455
Prysmian SpA	35,385	908,852

		5,058,700

Japan - 25.7%
Astellas Pharma, Inc.	105,400	1,464,102

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Bridgestone Corp. (B)	29,900	$ 1,078,063
Coca-Cola East Japan Co., Ltd.	54,100	1,192,399
Daiwa Securities Group, Inc.	226,200	1,394,069
Denka Co., Ltd.	150,000	662,246
Electric Power Development Co., Ltd.	23,100	531,671
FamilyMart UNY Holdings Co., Ltd.	10,100	672,325
FANUC Corp.	8,300	1,407,183
FUJIFILM Holdings Corp.	24,900	944,868
Hitachi, Ltd.	212,300	1,148,009
Japan Airlines Co., Ltd.	34,200	999,298
Komatsu, Ltd.	40,600	919,688
Kuraray Co., Ltd.	83,700	1,257,559
Mitsubishi Corp.	41,500	884,150
Mitsubishi Heavy Industries, Ltd.	170,100	775,147
MS&AD Insurance Group Holdings, Inc.	55,200	1,711,613
NEC Corp.	545,800	1,447,683
Nippon Telegraph & Telephone Corp.	24,800	1,042,290
ORIX Corp.	118,400	1,847,800
Resona Holdings, Inc.	252,600	1,295,689
SoftBank Group Corp.	16,900	1,122,811
Sony Corp.	56,300	1,577,604
Square Enix Holdings Co., Ltd.	18,100	465,373
Sumitomo Mitsui Financial Group, Inc.	43,100	1,644,714
Toyota Motor Corp.	24,300	1,430,036

		28,916,390

Macau - 0.8%
MGM China Holdings, Ltd.	434,659	901,324

Mexico - 0.6%
Grupo Televisa SAB, ADR	34,000	710,260

Netherlands - 5.9%
Akzo Nobel NV	16,700	1,044,032
Boskalis Westminster	21,024	730,099
Delta Lloyd NV	187,034	1,046,819
Heineken Holding NV, Class A	24,043	1,673,929
Koninklijke Philips NV	69,665	2,126,654

		6,621,533

Republic of Korea - 0.6%
Samsung Electronics Co., Ltd.	430	639,974

Singapore - 1.1%
DBS Group Holdings, Ltd.	107,700	1,289,589

South Africa - 0.6%
Steinhoff International Holdings NV	137,400	713,124

Spain - 1.2%
Aena SA (D)	9,500	1,296,523

Sweden - 1.9%
Investor AB, Class B	36,478	1,363,331
Svenska Cellulosa AB SCA, Class B	26,930	760,552

		2,123,883

Switzerland - 5.2%
GAM Holding AG (A)	32,045	371,335
Nestle SA	28,879	2,071,699
Novartis AG	28,680	2,086,996
UBS Group AG	85,100	1,332,952

		5,862,982

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica TS&W International Equity VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
United Kingdom - 13.5%
Aviva PLC	227,360	$ 1,362,885
Barclays PLC	361,300	994,947
British Land Co. PLC, REIT	118,500	919,318
GKN PLC	439,600	1,797,028
HSBC Holdings PLC	170,500	1,368,705
IG Group Holdings PLC	38,893	236,831
Imperial Brands PLC	26,799	1,169,984
Inchcape PLC	108,987	942,895
Johnson Matthey PLC	4,223	165,605
Kingfisher PLC	204,514	882,907
Micro Focus International PLC	10,800	290,023
National Grid PLC, Class B	56,518	662,816
Savills PLC	28,100	242,586
Sky PLC	102,358	1,250,107
UBM PLC	74,820	674,502
Unilever PLC	25,093	1,018,193
Vodafone Group PLC	465,544	1,146,612

		15,125,944

United States - 1.5%
Flex, Ltd. (A)	61,600	885,192
FMC Technologies, Inc. (A)	21,500	763,895

		1,649,087

Total Common Stocks (Cost $114,821,819)		110,699,164

	Shares	Value
PREFERRED STOCK - 0.6%
Republic of Korea - 0.6%
Hyundai Motor Co. 4.13% (E)	9,000	$ 712,184

Total Preferred Stock (Cost $849,580)		712,184

SECURITIES LENDING COLLATERAL - 3.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (E)	3,743,384	3,743,384

Total Securities Lending Collateral (Cost $3,743,384)		3,743,384

	Principal	Value
REPURCHASE AGREEMENT - 0.7%
State Street Bank & Trust Co. 0.03% (E), dated 12/30/2016, to be repurchased at $752,653 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2022, and with a value of $770,170.	$ 752,650	752,650

Total Repurchase Agreement (Cost $752,650)		752,650

Total Investments (Cost $120,167,433) (F)		115,907,382
Net Other Assets (Liabilities) - (3.2)%		(3,629,182)

Net Assets - 100.0%		$ 112,278,200

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Pharmaceuticals	7.9%	$9,145,761
Banks	6.8	7,916,099
Industrial Conglomerates	5.7	6,565,181
Diversified Financial Services	5.2	6,068,821
Insurance	5.0	5,855,818
Capital Markets	4.7	5,503,542
Media	4.4	5,152,276
Beverages	3.7	4,324,385
Multi-Utilities	3.3	3,822,717
Chemicals	3.2	3,696,190
Machinery	2.7	3,102,018
Technology Hardware, Storage & Peripherals	2.6	3,032,525
Auto Components	2.5	2,875,091
Software	2.2	2,594,683
Trading Companies & Distributors	2.1	2,403,054
Household Durables	2.0	2,290,728
Wireless Telecommunication Services	2.0	2,269,423
Diversified Telecommunication Services	1.9	2,258,572
Oil, Gas & Consumable Fuels	1.9	2,233,292
Automobiles	1.8	2,142,220
Food Products	1.8	2,071,699
Food & Staples Retailing	1.8	2,055,440
Electronic Equipment, Instruments & Components	1.8	2,033,201

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica TS&W International Equity VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Hotels, Restaurants & Leisure	1.7%	$2,022,607
Airlines	1.4	1,597,521
Semiconductors & Semiconductor Equipment	1.3	1,475,499
Real Estate Management & Development	1.1	1,330,389
Metals & Mining	1.1	1,316,091
Transportation Infrastructure	1.1	1,296,523
Containers & Packaging	1.1	1,271,498
Water Utilities	1.1	1,255,158
Tobacco	1.0	1,169,984
Health Care Providers & Services	1.0	1,156,704
Personal Products	0.9	1,018,193
Distributors	0.8	942,895
Equity Real Estate Investment Trusts	0.8	919,318
Electrical Equipment	0.8	908,852
Specialty Retail	0.8	882,907
Energy Equipment & Services	0.7	763,895
Household Products	0.7	760,552
Construction & Engineering	0.6	730,099
Aerospace & Defense	0.6	648,256
Independent Power & Renewable Electricity Producers	0.5	531,671

Investments, at Value	96.1	111,411,348
Short-Term Investments	3.9	4,496,034

Total Investments	100.0%	$115,907,382

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$5,471,705	$105,227,459	$—	$110,699,164
Preferred Stock	—	712,184	—	712,184
Securities Lending Collateral	3,743,384	—	—	3,743,384
Repurchase Agreement	—	752,650	—	752,650

Total Investments	$9,215,089	$106,692,293	$—	$115,907,382

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $3,485,167. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2016, value of the security is $884,033, representing 0.8% of the Portfolio’s net assets.
(D)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the value of the 144A security is $1,296,523, representing 1.2% of the Portfolio’s net assets.
(E)	Rates disclosed reflect the yields at December 31, 2016.
(F)	Aggregate cost for federal income tax purposes is $120,826,085. Aggregate gross unrealized appreciation and depreciation for all securities is $8,396,052 and $13,314,755, respectively. Net unrealized depreciation for tax purposes is $4,918,703.
(G)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica TS&W International Equity VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica TS&W International Equity VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Investments, at value (cost $119,414,783) (including securities loaned of $3,485,167)	$115,154,732
Repurchase agreement, at value (cost $752,650)	752,650
Foreign currency, at value (cost $17,727)	17,867
Receivables and other assets:
Shares of beneficial interest sold	63,683
Interest	1
Dividends	80,025
Tax reclaims	100,012
Net income from securities lending	1,680

Total assets	116,170,650

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	11,835
Investments purchased	17
Investment management fees	73,811
Distribution and service fees	8,236
Transfer agent costs	285
Trustees, CCO and deferred compensation fees	136
Audit and tax fees	15,614
Custody fees	23,890
Legal fees	1,501
Printing and shareholder reports fees	13,061
Other	680
Collateral for securities on loan	3,743,384

Total liabilities	3,892,450

Net assets	$112,278,200

Net assets consist of:
Capital stock ($0.01 par value)	$93,841
Additional paid-in capital	116,564,836
Undistributed (distributions in excess of) net investment income (loss)	2,241,750
Accumulated net realized gain (loss)	(2,354,186)
Net unrealized appreciation (depreciation) on:
Investments	(4,260,051)
Translation of assets and liabilities denominated in foreign currencies	(7,990)

Net assets	$112,278,200

Net assets by class:
Initial Class	$74,507,354
Service Class	37,770,846

Shares outstanding:
Initial Class	6,210,958
Service Class	3,173,117

Net asset value and offering price per share:
Initial Class	$12.00
Service Class	11.90

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income	$4,039,392
Interest income	282
Net income (loss) from securities lending	85,030
Withholding taxes on foreign income	(365,105)

Total investment income	3,759,599

Expenses:
Investment advisory fees	142,554
Investment management fees	753,949
Distribution and service fees:
Service Class	98,886
Administration fees	5,779
Transfer agent costs	1,777
Trustees, CCO and deferred compensation fees	3,135
Audit and tax fees	18,743
Custody fees	120,595
Legal fees	6,241
Printing and shareholder reports fees	12,989
Other	3,538

Total expenses before waiver and/or reimbursement and recapture	1,168,186

Reimbursement of custody fees (A)	(22,663)

Net expenses	1,145,523

Net investment income (loss)	2,614,076

Net realized gain (loss) on:
Investments	(865,104)
Foreign currency transactions	(27,057)

Net realized gain (loss)	(892,161)

Net change in unrealized appreciation (depreciation) on:
Investments	(790,403)
Translation of assets and liabilities denominated in foreign currencies	5,780

Net change in unrealized appreciation (depreciation)	(784,623)

Net realized and change in unrealized gain (loss)	(1,676,784)

Net increase (decrease) in net assets resulting from operations	$937,292

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica TS&W International Equity VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$2,614,076	$3,063,920
Net realized gain (loss)	(892,161)	1,739,493
Net change in unrealized appreciation (depreciation)	(784,623)	(3,131,841)

Net increase (decrease) in net assets resulting from operations	937,292	1,671,572

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(2,070,120)	(2,834,184)
Service Class	(1,015,980)	(1,135,808)

Total dividends and/or distributions from net investment income	(3,086,100)	(3,969,992)

Capital share transactions:
Proceeds from shares sold:
Initial Class	4,150,435	5,636,991
Service Class	6,910,125	13,837,235

	11,060,560	19,474,226

Dividends and/or distributions reinvested:
Initial Class	2,070,120	2,834,184
Service Class	1,015,980	1,135,808

	3,086,100	3,969,992

Cost of shares redeemed:
Initial Class	(17,661,439)	(18,753,028)
Service Class	(9,447,309)	(5,883,560)

	(27,108,748)	(24,636,588)

Net increase (decrease) in net assets resulting from capital share transactions	(12,962,088)	(1,192,370)

Net increase (decrease) in net assets	(15,110,896)	(3,490,790)

Net assets:
Beginning of year	127,389,096	130,879,886

End of year	$112,278,200	$127,389,096

Undistributed (distributions in excess of) net investment income (loss)	$2,241,750	$2,680,262

Capital share transactions - shares:
Shares issued:
Initial Class	347,410	428,612
Service Class	602,555	1,053,975

	949,965	1,482,587

Shares reinvested:
Initial Class	170,943	229,861
Service Class	84,454	92,719

	255,397	322,580

Shares redeemed:
Initial Class	(1,473,220)	(1,436,120)
Service Class	(810,816)	(453,007)

	(2,284,036)	(1,889,127)

Net increase (decrease) in shares outstanding:
Initial Class	(954,867)	(777,647)
Service Class	(123,807)	693,687

	(1,078,674)	(83,960)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica TS&W International Equity VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012
Net asset value, beginning of year	$12.20		$12.43	$13.42	$11.05		$9.68

Investment operations:
Net investment income (loss) (A)	0.27	(B)	0.31	0.41	0.25		0.20
Net realized and unrealized gain (loss)	(0.14)		(0.14)	(1.08)	2.41		1.40

Total investment operations	0.13		0.17	(0.67)	2.66		1.60

Dividends and/or distributions to shareholders:
Net investment income	(0.33)		(0.40)	(0.32)	(0.29)		(0.23)

Net asset value, end of year	$12.00		$12.20	$12.43	$13.42		$11.05

Total return (C)	1.08%		1.32%	(5.18)%	24.34%		16.75%

Ratio and supplemental data:
Net assets end of year (000’s)	$74,507		$87,448	$98,735	$117,580		$98,677
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.91%		0.87%	0.89%	1.02%		1.09%
Including waiver and/or reimbursement and recapture	0.89	%(B)	0.87%	0.89%	1.04%		1.07%
Net investment income (loss) to average net assets	2.32	%(B)	2.41%	3.05%	2.06%		1.97%
Portfolio turnover rate	22%		26%	30%	109	%(D)	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Increase in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012
Net asset value, beginning of year	$12.11		$12.35	$13.34	$10.99		$9.63

Investment operations:
Net investment income (loss) (A)	0.24	(B)	0.26	0.35	0.21		0.16
Net realized and unrealized gain (loss)	(0.14)		(0.13)	(1.05)	2.41		1.41

Total investment operations	0.10		0.13	(0.70)	2.62		1.57

Dividends and/or distributions to shareholders:
Net investment income	(0.31)		(0.37)	(0.29)	(0.27)		(0.21)

Net asset value, end of year	$11.90		$12.11	$12.35	$13.34		$10.99

Total return (C)	0.77%		1.04%	(5.38)%	24.07%		16.44%

Ratio and supplemental data:
Net assets end of year (000’s)	$37,771		$39,941	$32,145	$28,054		$17,487
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.16%		1.12%	1.14%	1.27%		1.34%
Including waiver and/or reimbursement and recapture	1.14	%(B)	1.12%	1.14%	1.29%		1.32%
Net investment income (loss) to average net assets	2.06	%(B)	2.05%	2.66%	1.75%		1.51%
Portfolio turnover rate	22%		26%	30%	109	%(D)	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Increase in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica TS&W International Equity VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2016, commissions recaptured are $3,216.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2016

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not

Transamerica Series Trust	Annual Report 2016

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2016, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2016

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$3,743,384	$—	$—	$—	$3,743,384
Total Borrowings	$3,743,384	$—	$—	$—	$3,743,384

6. RISK FACTORS

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because these market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2016

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
First $500 million	0.77%	0.74%
Over $500 million up to $1 billion	0.75%	0.72%
Over $1 billion up to $2 billion	0.72%	0.69%
Over $2 billion	0.69%	0.66%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
1.02%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2016

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

8. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	96.47%	96.47%
Service Class	1	90.35%	90.35%

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 26,082,332	$ —	$ 38,970,560	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be

Transamerica Series Trust	Annual Report 2016

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and passive foreign investment companies. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/ tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses and passive foreign investment companies. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 33,512	$ (33,512)

As of December 31, 2016, the Portfolio had capital loss carryforwards available to offset future realized gains listed below:

Expires on December 31,	Unlimited
2018	Long-Term
$ 1,061,961	$ 1,013,788

During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 3,086,100	$ —	$ —	$ 3,969,992	$ —	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 2,621,965	$ —	$ (2,075,749)	$ —	$ —	$ (4,926,693)

11. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation

Transamerica Series Trust	Annual Report 2016

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

11. NEW ACCOUNTING PRONOUNCEMENTS (continued)

technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica TS&W International Equity VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica TS&W International Equity VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica TS&W International Equity VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica TS&W International Equity VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2016.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 2,677,929	$ 176,799

Transamerica Series Trust	Annual Report 2016

Transamerica WMC US Growth II VP

(unaudited)

MARKET ENVIRONMENT

U.S. equities rose over the period, as measured by the S&P 500®, notwithstanding significant volatility during the year. Early in the first quarter of 2016, stocks plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equities surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the U.S. Federal Reserve (“Fed”) helped to calm the market’s early-year jitters. A better-than-feared U.S. corporate earnings season in the second quarter and an encouraging economic backdrop helped to sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. After plunging in the two trading days following the United Kingdom’s vote to leave the European Union, U.S. stocks staged an impressive comeback in the days following.

U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September, as investors remained focused on the Fed’s actions, specifically on the timing of the next rate hike. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data and valuation concerns. Stocks rose following Donald Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions and lower corporate taxes. Economic data released during the quarter was generally encouraging, as third quarter gross domestic product (“GDP”) growth was revised slightly higher and the U.S. housing market continued to display healthy trends. In December, the Fed raised rates by 0.25%, a well-telegraphed move and only the second hike in the last decade.

Returns varied by market-cap; small- and mid-cap stocks, as measured by the Russell 2000® Index and S&P MidCap 400, outperformed large-cap stocks, as measured by the S&P 500®.

PERFORMANCE

For the year ended December 31, 2016, Transamerica WMC US Growth II VP, Initial Class returned 3.47%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 7.08%.

STRATEGY REVIEW

The portfolio management team adheres to a disciplined portfolio construction process that allows them to assess risk, weight individual positions accordingly, and in the process, build a portfolio that focuses largely on stock selection for generating benchmark-relative outperformance.

During the period, poor stock selection in the information technology sector was the primary driver of underperformance. Security selection within health care and consumer staples also detracted. This was partially offset by positive security selection within consumer discretionary and energy. The Portfolio’s underweight allocation in telecommunication services detracted, while an underweight in real estate and health care partially offset negative results.

The Portfolio’s largest relative detractors during the period included Allergan PLC, an Ireland-based specialty pharmaceutical company; Regeneron Pharmaceuticals, Inc., a biopharmaceutical company that develops medicines for the treatment of serious medical conditions; and NIKE, Inc., a company which sells athletic footwear and apparel.

The Portfolio’s largest contributors to relative performance during the period included Netflix, Inc., an Internet television network; Gilead Sciences, Inc. (no longer held at period end), a research-based biopharmaceutical company; and Valspar Corp. (no longer held at period end), a company that manufacturers paints and coatings.

Mammen Chally, CFA

Portfolio Manager

Wellington Management Company LLP

Transamerica Series Trust	Annual Report 2016

Transamerica WMC US Growth II VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	3.47%	13.57%	6.53%	12/30/2003
Russell 1000® Growth Index (A)	7.08%	14.50%	8.33%

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2016

Transamerica WMC US Growth II VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,022.80	$0.20	$1,024.90	$0.20	0.04%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.3%
Securities Lending Collateral	2.1
Repurchase Agreement	1.5
Exchange-Traded Fund	0.5
Net Other Assets (Liabilities)	(2.4)
Total	100.0%

Transamerica Series Trust	Annual Report 2016

Transamerica WMC US Growth II VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 98.3%
Aerospace & Defense - 0.7%
General Dynamics Corp.	489	$ 84,431

Banks - 0.7%
M&T Bank Corp.	537	84,003

Beverages - 2.1%
Molson Coors Brewing Co., Class B	1,120	108,987
Monster Beverage Corp. (A)	3,373	149,559

		258,546

Biotechnology - 2.8%
Alkermes PLC (A)	1,146	63,695
Biogen, Inc. (A)	337	95,566
Incyte Corp. (A)	801	80,316
Regeneron Pharmaceuticals, Inc., Class A (A)	267	98,013

		337,590

Building Products - 0.9%
Fortune Brands Home & Security, Inc.	2,098	112,159

Capital Markets - 2.5%
BlackRock, Inc., Class A	467	177,712
Intercontinental Exchange, Inc.	2,131	120,231

		297,943

Chemicals - 2.0%
PPG Industries, Inc.	1,432	135,697
Sherwin-Williams Co.	384	103,196

		238,893

Consumer Finance - 1.0%
Capital One Financial Corp.	1,443	125,887

Containers & Packaging - 1.1%
Crown Holdings, Inc. (A)	2,577	135,473

Electrical Equipment - 1.4%
AMETEK, Inc., Class A	1,762	85,633
Eaton Corp. PLC	1,238	83,058

		168,691

Energy Equipment & Services - 0.7%
Baker Hughes, Inc.	1,322	85,890

Food & Staples Retailing - 3.0%
Costco Wholesale Corp.	1,497	239,685
Walgreens Boots Alliance, Inc.	1,557	128,857

		368,542

Food Products - 1.4%
Mondelez International, Inc., Class A	3,797	168,321

Health Care Equipment & Supplies - 1.7%
Hologic, Inc. (A)	2,624	105,275
Medtronic PLC	1,348	96,018

		201,293

Health Care Providers & Services - 3.3%
HCA Holdings, Inc. (A)	1,726	127,759
UnitedHealth Group, Inc.	1,676	268,227

		395,986

Hotels, Restaurants & Leisure - 3.3%
Hilton Worldwide Holdings, Inc.	5,994	163,037
Starbucks Corp.	4,316	239,624

		402,661

Household Durables - 1.1%
Mohawk Industries, Inc. (A)	693	138,378

	Shares	Value
COMMON STOCKS (continued)
Household Products - 1.5%
Colgate-Palmolive Co.	2,826	$ 184,933

Industrial Conglomerates - 1.8%
Honeywell International, Inc.	1,916	221,969

Insurance - 1.1%
Allstate Corp.	1,720	127,486

Internet & Direct Marketing Retail - 4.9%
Amazon.com, Inc. (A)	575	431,175
Netflix, Inc. (A)	1,310	162,178

		593,353

Internet Software & Services - 10.0%
Alphabet, Inc., Class A (A)	545	431,885
Alphabet, Inc., Class C (A)	333	257,016
eBay, Inc. (A)	3,143	93,316
Facebook, Inc., Class A (A)	2,789	320,874
GoDaddy, Inc., Class A (A) (B)	2,945	102,928

		1,206,019

IT Services - 5.2%
Accenture PLC, Class A	1,128	132,122
Global Payments, Inc.	1,592	110,501
MasterCard, Inc., Class A	2,683	277,020
PayPal Holdings, Inc. (A)	2,740	108,148

		627,791

Life Sciences Tools & Services - 1.4%
Thermo Fisher Scientific, Inc.	1,164	164,240

Machinery - 3.2%
Illinois Tool Works, Inc., Class A	951	116,459
Middleby Corp. (A)	1,067	137,440
Snap-on, Inc.	806	138,044

		391,943

Media - 2.7%
Comcast Corp., Class A	4,732	326,745

Multiline Retail - 1.1%
Dollar Tree, Inc. (A)	1,731	133,599

Personal Products - 1.4%
Estee Lauder Cos., Inc., Class A	2,184	167,054

Pharmaceuticals - 4.5%
Allergan PLC (A)	987	207,280
Bristol-Myers Squibb Co.	4,026	235,279
Eli Lilly & Co.	1,434	105,471

		548,030

Professional Services - 1.7%
Equifax, Inc.	805	95,175
Verisk Analytics, Inc., Class A (A)	1,306	106,008

		201,183

Road & Rail - 0.9%
JB Hunt Transport Services, Inc.	1,181	114,640

Semiconductors & Semiconductor Equipment - 3.0%
Analog Devices, Inc., Class A	1,522	110,528
Broadcom, Ltd.	868	153,436
QUALCOMM, Inc.	1,589	103,603

		367,567

Software - 7.3%
Adobe Systems, Inc. (A)	1,337	137,644

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica WMC US Growth II VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Software (continued)
Electronic Arts, Inc. (A)	1,532	$ 120,660
Microsoft Corp.	6,058	376,444
salesforce.com, Inc. (A)	1,436	98,309
ServiceNow, Inc. (A)	923	68,616
Workday, Inc., Class A (A) (B)	1,258	83,141

		884,814

Specialty Retail - 4.9%
Advance Auto Parts, Inc.	900	152,208
Lowe’s Cos., Inc.	2,492	177,231
Michaels Cos., Inc. (A)	2,928	59,878
TJX Cos., Inc.	2,685	201,724

		591,041

Technology Hardware, Storage & Peripherals - 6.9%
Apple, Inc.	6,624	767,192
Western Digital Corp.	983	66,795

		833,987

Textiles, Apparel & Luxury Goods - 2.9%
NIKE, Inc., Class B	4,587	233,157
VF Corp.	2,163	115,396

		348,553

Tobacco - 2.2%
Altria Group, Inc.	4,016	271,562

Total Common Stocks (Cost $10,246,693)		11,911,196

	Shares	Value
EXCHANGE-TRADED FUND - 0.5%
U.S. Equity Fund - 0.5%
iShares Russell 1000 Growth ETF (B)	594	$ 62,310

Total Exchange-Traded Fund (Cost $63,093)		62,310

SECURITIES LENDING COLLATERAL - 2.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (C)	251,165	251,165

Total Securities Lending Collateral (Cost $251,165)		251,165

	Principal	Value
REPURCHASE AGREEMENT - 1.5%
State Street Bank & Trust Co. 0.03% (C), dated 12/30/2016, to be repurchased at $177,718 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2022, and with a value of $182,668.	$ 177,717	177,717

Total Repurchase Agreement (Cost $177,717)		177,717

Total Investments (Cost $10,738,668) (D)		12,402,388
Net Other Assets (Liabilities) - (2.4)%		(289,312)

Net Assets - 100.0%		$ 12,113,076

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$11,911,196	$—	$—	$11,911,196
Exchange-Traded Fund	62,310	—	—	62,310
Securities Lending Collateral	251,165	—	—	251,165
Repurchase Agreement	—	177,717	—	177,717

Total Investments	$12,224,671	$177,717	$—	$12,402,388

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $245,843. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $10,744,504. Aggregate gross unrealized appreciation and depreciation for all securities is $1,912,274 and $254,390, respectively. Net unrealized appreciation for tax purposes is $1,657,884.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica WMC US Growth II VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Investments, at value (cost $10,560,951) (including securities loaned of $245,843)	$12,224,671
Repurchase agreement, at value (cost $177,717)	177,717
Receivables and other assets:
Investments sold	48,738
Dividends	8,272
Net income from securities lending	28

Total assets	12,459,426

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	332
Investments purchased	71,584
Investment management fees	8,832
Transfer agent costs	32
Trustees, CCO and deferred compensation fees	15
Audit and tax fees	12,144
Custody fees	1,094
Legal fees	157
Printing and shareholder reports fees	925
Other	70
Collateral for securities on loan	251,165

Total liabilities	346,350

Net assets	$12,113,076

Net assets consist of:
Capital stock ($0.01 par value)	$17,523
Additional paid-in capital	9,825,433
Undistributed (distributions in excess of) net investment income (loss)	139,717
Accumulated net realized gain (loss)	466,683
Net unrealized appreciation (depreciation) on:
Investments	1,663,720

Net assets	$12,113,076

Shares outstanding	1,752,261

Net asset value and offering price per share	$6.91

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income	$152,282
Interest income	36
Net income (loss) from securities lending	5,485

Total investment income	157,803

Expenses:
Investment advisory fees	5,823
Investment management fees	34,801
Administration fees	582
Transfer agent costs	189
Trustees, CCO and deferred compensation fees	338
Audit and tax fees	14,616
Custody fees	5,992
Legal fees	617
Printing and shareholder reports fees	1,321
Other	362

Total expenses before waiver and/or reimbursement and recapture	64,641

Expense waived and/or reimbursed	(27,180)
Reimbursement of custody fees (A)	(16,768)

Net expenses	20,693

Net investment income (loss)	137,110

Net realized gain (loss) on:
Investments	475,410

Net change in unrealized appreciation (depreciation) on:
Investments	(185,400)

Net realized and change in unrealized gain (loss)	290,010

Net increase (decrease) in net assets resulting from operations	$427,120

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica WMC US Growth II VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$137,110	$126,229
Net realized gain (loss)	475,410	341,916
Net change in unrealized appreciation (depreciation)	(185,400)	462,558

Net increase (decrease) in net assets resulting from operations	427,120	930,703

Dividends and/or distributions to shareholders:
Net investment income	(123,472)	(139,222)
Net realized gains	(349,423)	(3,358,492)

Total dividends and/or distributions to shareholders	(472,895)	(3,497,714)

Capital share transactions:
Proceeds from shares sold	10,042	252,352
Dividends and/or distributions reinvested	472,895	3,497,714
Cost of shares redeemed	(1,195,474)	(2,076,345)

Net increase (decrease) in net assets resulting from capital share transactions	(712,537)	1,673,721

Net increase (decrease) in net assets	(758,312)	(893,290)

Net assets:
Beginning of year	12,871,388	13,764,678

End of year	$12,113,076	$12,871,388

Undistributed (distributions in excess of) net investment income (loss)	$139,717	$126,079

Capital share transactions - shares:
Shares issued	1,476	29,106
Shares reinvested	66,982	528,356
Shares redeemed	(173,819)	(264,881)

Net increase (decrease) in shares outstanding	(105,361)	292,581

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica WMC US Growth II VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015		December 31, 2014		December 31, 2013	December 31, 2012
Net asset value, beginning of year	$6.93		$8.80		$9.04		$7.51	$7.06

Investment operations:
Net investment income (loss) (A)	0.08	(B)(C)	0.08	(B)	0.10	(B)	0.11	0.12
Net realized and unrealized gain (loss)	0.17		0.43		0.93		2.29	0.87

Total investment operations	0.25		0.51		1.03		2.40	0.99

Dividends and/or distributions to shareholders:
Net investment income	(0.07)		(0.09)		(0.12)		(0.17)	(0.07)
Net realized gains	(0.20)		(2.29)		(1.15)		(0.70)	(0.47)

Total dividends and/or distributions to shareholders	(0.27)		(2.38)		(1.27)		(0.87)	(0.54)

Net asset value, end of year	$6.91		$6.93		$8.80		$9.04	$7.51

Total return (D)	3.47%		7.11%		12.13%		33.43%	13.96%

Ratio and supplemental data:
Net assets end of year (000’s)	$12,113		$12,871		$13,765		$12,959	$13,745
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.52	%(E)	0.51	%(E)	0.87	%(E)	0.91%	0.88%
Including waiver and/or reimbursement and recapture	0.17	%(C)(E)	0.30	%(E)	0.30	%(E)	0.30%	0.30%
Net investment income (loss) to average net assets	1.10	%(B)(C)	0.93	%(B)	1.08	%(B)	1.33%	1.55%
Portfolio turnover rate	40	%(F)	40	%(F)	116	%(F)	55%	56%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was 0.01 to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.13% higher and 0.13% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica WMC US Growth II VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Initial Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2016, commissions recaptured are $42.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2016

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Transamerica Series Trust	Annual Report 2016

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$188,149	$—	$—	$—	$188,149
Exchange-Traded Fund	63,016	—	—	—	63,016
Total Securities Lending Transactions	$251,165	$—	$—	$—	$251,165
Total Borrowings	$251,165	$—	$—	$—	$251,165

5. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2016

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
0.33%	0.30%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.30%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available from Fiscal Years			Total
2014	2015	2016
$ 74,766	$ 28,466	$ 27,180	$ 130,412

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance.

Transamerica Series Trust	Annual Report 2016

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.15% of Initial Class.

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

7. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	100.00%	100.00%

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 4,973,486	$ —	$ 5,988,391	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign

Transamerica Series Trust	Annual Report 2016

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to prior year non-real estate investment trust return of capital adjustment reversal. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (1)	$ —	$ 1

As of December 31, 2016, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 123,472	$ 349,423	$ —	$ 622,318	$ 2,875,396	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 139,717	$ 472,519	$ —	$ —	$ —	$ 1,657,884

10. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what

Transamerica Series Trust	Annual Report 2016

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

11. CUSTODY OUT-OF-POCKET EXPENSE (continued)

was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica WMC US Growth II VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica WMC US Growth II VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica WMC US Growth II VP (one of the portfolio’s constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica WMC US Growth II VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $349,423 for the year ended December 31, 2016.

Transamerica Series Trust	Annual Report 2016

Transamerica WMC US Growth VP

(unaudited)

MARKET ENVIRONMENT

U.S. equities rose over the period, as measured by the S&P 500®, notwithstanding significant volatility during the year. Early in the first quarter of 2016, stocks plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equities surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the U.S. Federal Reserve (“Fed”) helped to calm the market’s early-year jitters. A better-than-feared U.S. corporate earnings season in the second quarter and an encouraging economic backdrop helped to sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. After plunging in the two trading days following the United Kingdom’s vote to leave the European Union, U.S. stocks staged an impressive comeback in the days following.

U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September, as investors remained focused on the Fed’s actions, specifically on the timing of the next rate hike. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stocks rose following Donald Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions and lower corporate taxes. Economic data released during the quarter was generally encouraging, as third quarter gross domestic product (“GDP”) growth was revised slightly higher and the U.S. housing market continued to display healthy trends. In December, the Fed raised rates by 0.25%, a well-telegraphed move and only the second hike in the last decade.

Returns varied by market-cap; small- and mid-cap stocks, as measured by the Russell 2000® Index and S&P MidCap 400, outperformed large-cap stocks, as measured by the S&P 500®.

PERFORMANCE

For the year ended December 31, 2016, Transamerica WMC US Growth VP, Initial Class returned 2.81%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 7.08%.

STRATEGY REVIEW

The portfolio management team adheres to a disciplined portfolio construction process that allows them to assess risk, weight individual positions accordingly, and in the process, build a portfolio that focuses largely on stock selection for generating benchmark-relative outperformance.

During the period, poor stock selection in the information technology sector was the primary driver of underperformance. Security selection within health care and consumer staples also detracted. This was partially offset by positive security selection within the consumer discretionary and energy sectors. The Portfolio’s underweight allocation to the telecommunication services sector detracted, while an underweight to the real estate and health care sectors partially offset negative results.

The Portfolio’s largest relative detractors during the period included Allergan PLC, an Ireland-based specialty pharmaceutical company; Regeneron Pharmaceuticals, Inc. a biopharmaceutical company that develops medicines for the treatment of serious medical conditions; and NIKE, Inc., a company which sells athletic footwear and apparel.

The Portfolio’s largest contributors to relative performance during the period included Netflix, Inc., an Internet television network; Gilead Sciences, Inc. (no longer held at period end), a research-based biopharmaceutical company; and Valspar Corp. (no longer held at period end), a company that manufacturers paints and coatings.

Mammen Chally, CFA

Portfolio Manager

Wellington Management Company LLP

Transamerica Series Trust	Annual Report 2016

Transamerica WMC US Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	2.81%	12.84%	5.34%	12/31/1980
Russell 1000® Growth Index (A)	7.08%	14.50%	8.33%
Service Class	2.54%	12.56%	5.08%	05/01/2003

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2016

Transamerica WMC US Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period (B) July 1, 2016 - December 31, 2016	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,018.20	$3.40	$1,021.80	$3.41	0.67%
Service Class	1,000.00	1,017.10	4.66	1,020.50	4.67	0.92

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2016

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	97.7%
Repurchase Agreement	1.8
Securities Lending Collateral	1.6
Exchange-Traded Fund	0.6
Net Other Assets (Liabilities)	(1.7)
Total	100.0%

Transamerica Series Trust	Annual Report 2016

Transamerica WMC US Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 97.7%
Aerospace & Defense - 0.7%
General Dynamics Corp.	94,812	$ 16,370,240

Banks - 0.7%
M&T Bank Corp.	104,573	16,358,354

Beverages - 2.1%
Molson Coors Brewing Co., Class B	225,794	21,972,014
Monster Beverage Corp. (A)	678,030	30,063,850

		52,035,864

Biotechnology - 2.7%
Alkermes PLC (A)	212,280	11,798,522
Biogen, Inc. (A)	67,591	19,167,456
Incyte Corp. (A)	160,452	16,088,522
Regeneron Pharmaceuticals, Inc., Class A (A)	53,345	19,582,416

		66,636,916

Building Products - 0.9%
Fortune Brands Home & Security, Inc.	420,131	22,460,203

Capital Markets - 2.4%
BlackRock, Inc., Class A	93,450	35,561,463
Intercontinental Exchange, Inc.	426,675	24,073,003

		59,634,466

Chemicals - 2.0%
PPG Industries, Inc.	285,047	27,011,054
Sherwin-Williams Co.	77,057	20,708,298

		47,719,352

Consumer Finance - 1.0%
Capital One Financial Corp.	287,913	25,117,530

Containers & Packaging - 1.1%
Crown Holdings, Inc. (A)	516,068	27,129,695

Electrical Equipment - 1.4%
AMETEK, Inc., Class A	343,392	16,688,851
Eaton Corp. PLC	253,450	17,003,961

		33,692,812

Energy Equipment & Services - 0.7%
Baker Hughes, Inc.	256,949	16,693,977

Food & Staples Retailing - 3.0%
Costco Wholesale Corp.	299,720	47,988,169
Walgreens Boots Alliance, Inc.	311,761	25,801,341

		73,789,510

Food Products - 1.4%
Mondelez International, Inc., Class A	762,130	33,785,223

Health Care Equipment & Supplies - 1.7%
Hologic, Inc. (A)	527,135	21,148,656
Medtronic PLC	269,879	19,223,481

		40,372,137

Health Care Providers & Services - 3.3%
HCA Holdings, Inc. (A)	345,952	25,607,367
UnitedHealth Group, Inc.	336,598	53,869,144

		79,476,511

Hotels, Restaurants & Leisure - 3.3%
Hilton Worldwide Holdings, Inc.	1,200,449	32,652,213
Starbucks Corp.	853,820	47,404,086

		80,056,299

	Shares	Value
COMMON STOCKS (continued)
Household Durables - 1.1%
Mohawk Industries, Inc. (A)	138,787	$ 27,712,988

Household Products - 1.5%
Colgate-Palmolive Co.	565,060	36,977,526

Industrial Conglomerates - 1.8%
Honeywell International, Inc.	381,809	44,232,573

Insurance - 1.0%
Allstate Corp.	342,569	25,391,214

Internet & Direct Marketing Retail - 4.9%
Amazon.com, Inc. (A)	114,423	85,802,375
Netflix, Inc. (A)	261,324	32,351,911

		118,154,286

Internet Software & Services - 9.8%
Alphabet, Inc., Class A (A)	109,234	86,562,483
Alphabet, Inc., Class C (A)	66,873	51,613,919
eBay, Inc. (A)	529,102	15,709,039
Facebook, Inc., Class A (A)	555,826	63,947,781
GoDaddy, Inc., Class A (A) (B)	589,724	20,610,854

		238,444,076

IT Services - 5.2%
Accenture PLC, Class A	225,676	26,433,430
Global Payments, Inc.	318,738	22,123,605
MasterCard, Inc., Class A	536,738	55,418,198
PayPal Holdings, Inc. (A)	550,497	21,728,117

		125,703,350

Life Sciences Tools & Services - 1.4%
Thermo Fisher Scientific, Inc.	233,296	32,918,066

Machinery - 3.2%
Illinois Tool Works, Inc., Class A	189,330	23,185,352
Middleby Corp. (A)	213,716	27,528,758
Snap-on, Inc.	161,379	27,639,381

		78,353,491

Media - 2.7%
Comcast Corp., Class A	947,013	65,391,248

Multiline Retail - 1.1%
Dollar Tree, Inc. (A)	346,749	26,762,088

Personal Products - 1.4%
Estee Lauder Cos., Inc., Class A	438,375	33,531,304

Pharmaceuticals - 4.5%
Allergan PLC (A)	198,308	41,646,663
Bristol-Myers Squibb Co.	805,795	47,090,660
Eli Lilly & Co.	287,363	21,135,548

		109,872,871

Professional Services - 1.7%
Equifax, Inc.	160,029	18,920,229
Verisk Analytics, Inc., Class A (A)	267,380	21,703,234

		40,623,463

Road & Rail - 1.0%
JB Hunt Transport Services, Inc.	241,740	23,465,702

Semiconductors & Semiconductor Equipment - 3.0%
Analog Devices, Inc., Class A	304,308	22,098,847
Broadcom, Ltd.	172,908	30,564,947
QUALCOMM, Inc.	317,794	20,720,169

		73,383,963

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica WMC US Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Software - 7.3%
Adobe Systems, Inc. (A)	269,650	$ 27,760,467
Electronic Arts, Inc. (A)	305,943	24,096,071
Microsoft Corp.	1,212,762	75,361,031
salesforce.com, Inc. (A)	288,511	19,751,463
ServiceNow, Inc. (A)	185,359	13,779,588
Workday, Inc., Class A (A) (B)	251,903	16,648,269

		177,396,889

Specialty Retail - 4.8%
Advance Auto Parts, Inc.	180,265	30,486,417
Lowe’s Cos., Inc.	498,829	35,476,719
Michaels Cos., Inc. (A)	572,291	11,703,351
TJX Cos., Inc.	535,503	40,232,340

		117,898,827

Technology Hardware, Storage & Peripherals - 6.8%
Apple, Inc.	1,327,813	153,787,302
Western Digital Corp.	190,495	12,944,135

		166,731,437

Textiles, Apparel & Luxury Goods - 2.9%
NIKE, Inc., Class B	917,879	46,655,789
VF Corp.	430,676	22,976,565

		69,632,354

Tobacco - 2.2%
Altria Group, Inc.	804,348	54,390,012

Total Common Stocks (Cost $2,128,245,728)		2,378,296,817

	Shares	Value
EXCHANGE-TRADED FUND - 0.6%
U.S. Equity Fund - 0.6%
iShares Russell 1000 Growth ETF (B)	140,117	$ 14,698,273

Total Exchange-Traded Fund (Cost $14,571,005)		14,698,273

SECURITIES LENDING COLLATERAL - 1.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (C)	38,224,956	38,224,956

Total Securities Lending Collateral (Cost $38,224,956)		38,224,956

	Principal	Value
REPURCHASE AGREEMENT - 1.8%
State Street Bank & Trust Co. 0.03% (C), dated 12/30/2016, to be repurchased at $44,431,878 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2022, and with a value of $45,321,522.	$ 44,431,730	44,431,730

Total Repurchase Agreement (Cost $44,431,730)		44,431,730

Total Investments (Cost $2,225,473,419) (D)		2,475,651,776
Net Other Assets (Liabilities) - (1.7)%		(41,340,352)

Net Assets - 100.0%		$ 2,434,311,424

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$2,378,296,817	$—	$—	$2,378,296,817
Exchange-Traded Fund	14,698,273	—	—	14,698,273
Securities Lending Collateral	38,224,956	—	—	38,224,956
Repurchase Agreement	—	44,431,730	—	44,431,730

Total Investments	$2,431,220,046	$44,431,730	$—	$2,475,651,776

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $37,434,353. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $2,226,041,300. Aggregate gross unrealized appreciation and depreciation for all securities is $301,357,513 and $51,747,037, respectively. Net unrealized appreciation for tax purposes is $249,610,476.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica WMC US Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2016

Assets:
Investments, at value (cost $2,181,041,689) (including securities loaned of $37,434,353)	$2,431,220,046
Repurchase agreement, at value (cost $44,431,730)	44,431,730
Receivables and other assets:
Shares of beneficial interest sold	12,477
Investments sold	9,360,372
Interest	74
Dividends	1,638,595
Tax reclaims	35,723
Net income from securities lending	3,547

Total assets	2,486,702,564

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	541,500
Investments purchased	11,904,777
Investment management fees	1,397,932
Distribution and service fees	37,330
Transfer agent costs	6,158
Trustees, CCO and deferred compensation fees	3,129
Audit and tax fees	29,622
Custody fees	28,503
Legal fees	25,438
Printing and shareholder reports fees	179,231
Other	12,564
Collateral for securities on loan	38,224,956

Total liabilities	52,391,140

Net assets	$2,434,311,424

Net assets consist of:
Capital stock ($0.01 par value)	$1,046,230
Additional paid-in capital	2,107,062,111
Undistributed (distributions in excess of) net investment income (loss)	12,113,874
Accumulated net realized gain (loss)	63,910,661
Net unrealized appreciation (depreciation) on:
Investments	250,178,357
Translation of assets and liabilities denominated in foreign currencies	191

Net assets	$2,434,311,424

Net assets by class:
Initial Class	$2,259,537,603
Service Class	174,773,821

Shares outstanding:
Initial Class	96,963,838
Service Class	7,659,197

Net asset value and offering price per share:
Initial Class	$23.30
Service Class	22.82

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

Investment Income:
Dividend income	$26,562,238
Interest income	7,171
Net income (loss) from securities lending	381,561

Total investment income	26,950,970

Expenses:
Investment advisory fees	1,941,949
Investment management fees	12,536,186
Distribution and service fees:
Service Class	433,332
Administration fees	89,574
Transfer agent costs	32,390
Trustees, CCO and deferred compensation fees	58,176
Audit and tax fees	49,897
Custody fees	159,104
Legal fees	101,645
Printing and shareholder reports fees	155,465
Other	59,471

Total expenses before waiver and/or reimbursement and recapture	15,617,189

Reimbursement of custody fees (A)	(269,910)

Net expenses	15,347,279

Net investment income (loss)	11,603,691

Net realized gain (loss) on:
Investments	64,832,259

Net change in unrealized appreciation (depreciation) on:
Investments	(30,625,941)
Translation of assets and liabilities denominated in foreign currencies	(337)

Net change in unrealized appreciation (depreciation)	(30,626,278)

Net realized and change in unrealized gain (loss)	34,205,981

Net increase (decrease) in net assets resulting from operations	$45,809,672

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica WMC US Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$11,603,691	$10,053,082
Net realized gain (loss)	64,832,259	102,148,286
Net change in unrealized appreciation (depreciation)	(30,626,278)	43,976,323

Net increase (decrease) in net assets resulting from operations	45,809,672	156,177,691

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(9,228,880)	(13,640,023)
Service Class	(303,450)	(862,581)

Total dividends and/or distributions from net investment income	(9,532,330)	(14,502,604)

Net realized gains:
Initial Class	(95,358,757)	(598,421,839)
Service Class	(7,407,580)	(54,388,531)

Total dividends and/or distributions from net realized gains	(102,766,337)	(652,810,370)

Total dividends and/or distributions to shareholders	(112,298,667)	(667,312,974)

Capital share transactions:
Proceeds from shares sold:
Initial Class	591,122,505	18,141,001
Service Class	16,616,011	36,188,901

	607,738,516	54,329,902

Dividends and/or distributions reinvested:
Initial Class	104,587,637	612,061,862
Service Class	7,711,030	55,251,112

	112,298,667	667,312,974

Cost of shares redeemed:
Initial Class	(177,129,796)	(571,046,787)
Service Class	(24,010,882)	(24,530,503)

	(201,140,678)	(595,577,290)

Net increase (decrease) in net assets resulting from capital share transactions	518,896,505	126,065,586

Net increase (decrease) in net assets	452,407,510	(385,069,697)

Net assets:
Beginning of year	1,981,903,914	2,366,973,611

End of year	$2,434,311,424	$1,981,903,914

Undistributed (distributions in excess of) net investment income (loss)	$12,113,874	$10,048,647

Capital share transactions - shares:
Shares issued:
Initial Class	24,082,907	586,587
Service Class	721,412	1,349,305

	24,804,319	1,935,892

Shares reinvested:
Initial Class	4,390,749	27,046,481
Service Class	330,237	2,488,789

	4,720,986	29,535,270

Shares redeemed:
Initial Class	(7,575,987)	(16,915,716)
Service Class	(1,057,338)	(867,303)

	(8,633,325)	(17,783,019)

Net increase (decrease) in shares outstanding:
Initial Class	20,897,669	10,717,352
Service Class	(5,689)	2,970,791

	20,891,980	13,688,143

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica WMC US Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2016		December 31, 2015		December 31, 2014		December 31, 2013	December 31, 2012
Net asset value, beginning of year	$23.71		$33.82		$31.84		$24.29	$21.53

Investment operations:
Net investment income (loss) (A)	0.13	(B)(C)	0.15	(C)	0.20	(C)	0.24	0.25
Net realized and unrealized gain (loss)	0.56		1.60		3.27		7.61	2.59

Total investment operations	0.69		1.75		3.47		7.85	2.84

Dividends and/or distributions to shareholders:
Net investment income	(0.10)		(0.26)		(0.30)		(0.30)	(0.08)
Net realized gains	(1.00)		(11.60)		(1.19)		—	—

Total dividends and/or distributions to shareholders	(1.10)		(11.86)		(1.49)		(0.30)	(0.08)

Net asset value, end of year	$23.30		$23.71		$33.82		$31.84	$24.29

Total return (D)	2.81%		6.85%		11.10%		32.46%	13.17%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,259,537		$1,803,732		$2,210,278		$2,455,635	$2,223,006
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.70	%(E)	0.71	%(E)	0.74	%(E)	0.77%	0.77%
Including waiver and/or reimbursement and recapture	0.69	%(B)(E)	0.71	%(E)	0.74	%(E)	0.77%	0.77%
Net investment income (loss) to average net assets	0.56	%(B)(C)	0.50	%(C)	0.62	%(C)	0.85%	1.02%
Portfolio turnover rate	46	%(F)	37	%(F)	112	%(F)	57%	62%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2016		December 31, 2015		December 31, 2014		December 31, 2013	December 31, 2012
Net asset value, beginning of year	$23.25		$33.38		$31.45		$23.99	$21.28

Investment operations:
Net investment income (loss) (A)	0.07	(B)(C)	0.07	(C)	0.12	(C)	0.16	0.18
Net realized and unrealized gain (loss)	0.54		1.58		3.22		7.52	2.56

Total investment operations	0.61		1.65		3.34		7.68	2.74

Dividends and/or distributions to shareholders:
Net investment income	(0.04)		(0.18)		(0.22)		(0.22)	(0.03)
Net realized gains	(1.00)		(11.60)		(1.19)		—	—

Total dividends and/or distributions to shareholders	(1.04)		(11.78)		(1.41)		(0.22)	(0.03)

Net asset value, end of year	$22.82		$23.25		$33.38		$31.45	$23.99

Total return (D)	2.54%		6.61%		10.83%		32.13%	12.86%

Ratio and supplemental data:
Net assets end of year (000’s)	$174,774		$178,172		$156,696		$145,815	$134,841
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.95	%(E)	0.96	%(E)	0.99	%(E)	1.02%	1.02%
Including waiver and/or reimbursement and recapture	0.94	%(B)(E)	0.96	%(E)	0.99	%(E)	1.02%	1.02%
Net investment income (loss) to average net assets	0.29	%(B)(C)	0.25	%(C)	0.36	%(C)	0.59%	0.76%
Portfolio turnover rate	46	%(F)	37	%(F)	112	%(F)	57%	62%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2016

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica WMC US Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2016

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2016, commissions recaptured are $7,231.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Annual Report 2016

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2016, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2016

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$23,773,474	$—	$—	$—	$23,773,474
Exchange-Traded Funds	14,451,482	—	—	—	14,451,482
Total Securities Lending Transactions	$38,224,956	$—	$—	$—	$38,224,956
Total Borrowings	$38,224,956	$—	$—	$—	$38,224,956

Transamerica Series Trust	Annual Report 2016

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

As of December 31, 2016, the percentage of Portfolio net assets owned by affiliated investors are as follows:

Portfolio	Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative VP	$33,189,114	1.36%
Transamerica Asset Allocation – Growth VP	74,526,642	3.06
Transamerica Asset Allocation – Moderate Growth VP	224,410,933	9.22
Transamerica Asset Allocation – Moderate VP	240,237,972	9.88
Transamerica BlackRock Tactical Allocation VP	54,842,888	2.25
Total	$627,207,549	25.77%

Investment management fees: Effective March 1, 2016, TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Prior to March 1, 2016, the Portfolio paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statement of Operations. Investment advisory services were provided to the Portfolio by TAM and administrative services were provided to the Portfolio by TFS.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Management Fee Effective March 1, 2016	Advisory Fee Prior to March 1, 2016
First $150 million	0.730%	0.700%
Over $150 million up to $650 million	0.700%	0.670%
Over $650 million up to $1.15 billion	0.680%	0.650%
Over $1.15 billion up to $2 billion	0.655%	0.625%
Over $2 billion up to $3 billion	0.640%	0.610%
Over $3 billion up to $4 billion	0.630%	0.600%
Over $4 billion	0.610%	0.580%

Transamerica Series Trust	Annual Report 2016

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.85%	May 1, 2017

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2017. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: Effective March 1, 2016, the Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations. Prior to March 1, 2016, the Portfolio had a separate administration service fee agreement with TFS pursuant to which the Portfolio paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statement of Operations.

Transfer agent service costs: Effective March 1, 2016, TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency-related costs to TAM. Prior to March 1, 2016, TFS provided transfer agency services under the administrative agreement. For the year ended December 31, 2016, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statements of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statements of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Annual Report 2016

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST, or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the year ended December 31, 2016, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ 568,627	$ —	$ —

7. PRINCIPAL OWNERSHIP

As of December 31, 2016, the Portfolio had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	4	73.43%	73.43%
Service Class	2	77.84%	56.27%

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 1,385,959,368	$ —	$ 989,609,936	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The

Transamerica Series Trust	Annual Report 2016

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

primary permanent differences are due to distribution re-designations from underlying investments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ (6,134)	$ 6,134

As of December 31, 2016, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2016, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

2016 Distributions Paid From			2015 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 17,747,082	$ 94,551,585	$ —	$ 101,123,624	$ 566,189,350	$ —

As of December 31, 2016, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 12,113,874	$ 64,478,542	$ —	$ —	$ —	$ 249,610,667

10. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statement of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica WMC US Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica WMC US Growth VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica WMC US Growth VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Series Trust	Annual Report 2016

Transamerica WMC US Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $94,551,585 for the year ended December 31, 2016.

Transamerica Series Trust	Annual Report 2016

Management of the Trust

Board Members and Officers

(unaudited)

The Board Members and executive officers of each Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of each Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of each Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Portfolio and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Portfolio and the operation of each Portfolio by its officers. The Board also reviews the management of each Portfolio’s assets by the investment manager and its respective sub-adviser.

The Portfolios are among the portfolios managed and sponsored by TAM (collectively, “Transamerica Mutual Funds”). The Transamerica Mutual Funds consist of Transamerica Funds (“TF”), Transamerica Series Trust (“TST”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”) and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 184 funds as of the date of this annual report.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in Transamerica Mutual Funds the Board oversees, and other board memberships they hold are set forth in the table below.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held by Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (43)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – present);

				184	Director, Massachusetts Fidelity Trust Company (2014 – present); Director, Aegon Global Funds (since 2016)

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held by Board Member
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016);

Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (68)	Board Member	Since 2012	Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2012 – present); Board Member, TIS (2012 – 2015); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	184	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (64)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, TIS (2008 – 2015); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	184	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (60)	Lead Independent Board Member	Since 2001	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, TF (2002 – present);	184	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held by Board Member
INDEPENDENT BOARD MEMBERS — continued

Board Member, TIS (2002 – 2015);

Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Board Member, TII (2008 – 2010);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior CreditOfficer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 –1991).

David W. Jennings (70)	Board Member	Since 2009	Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TIS (2009 – 2015); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	184	N/A
Russell A. Kimball, Jr. (72)	Board Member	Since 1986	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, TF, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – 2015); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	184	N/A

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held by Board Member
INDEPENDENT BOARD MEMBERS — continued
Patricia L. Sawyer (66)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TIS (2007 – 2015); Board Member, TII (2008 – 2010); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	184	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (64)	Board Member	Since 2004	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TIS (2004 – 2015); Board Member, TF (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	184	Operation PAR, Inc. (non-profit organization) (2008 – present); Remember Honor Support, Inc. (non-profit organization) (2013 – present) Board Member, WRH Income Properties, Inc. (real estate) (2014 – present)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (43)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See previous table.
Tané T. Tyler (51)	Vice President, Associate General Counsel, Chief Legal Officer and Secretary	Since 2014

Vice President, Associate General Counsel, Chief Legal Officer and Secretary, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Assistant General Counsel, Chief Legal Officer and Secretary, TIS (2014 – 2015);

Director, Vice President, Assistant General Counsel, Chief Legal Officer and Secretary, TAM and TFS (2014 – present);

Senior Vice President, Secretary and General Counsel, ALPS, Inc., ALPS Fund Services, Inc. and ALPS Distributors, Inc. (2004 – 2013); and

Secretary, Liberty All-Star Funds (2005 – 2013).

Christopher A. Staples (46)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), Transamerica Funds and TST;

Vice President and Chief Investment Officer, Advisory Services (2007 – 2015), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), TIS;

Senior Director, Investments, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President and Chief Investment Officer (2007 – 2010); Vice President – Investment Administration (2005 – 2007), TII;

Director (2005 – present), Senior Vice President (2006 – present), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Thomas R. Wald (55)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF
(2014 – present);

Chief Investment Officer, TIS (2014 – 2015);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present);

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Thomas R. Wald (continued)

Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014);

Portfolio Manager, Tactical Allocation Group, LLC (2010 – 2011);

Mutual Fund Manager, Munder Capital Management (2005 – 2008); and

Mutual Fund Manager, Invesco Ltd. (1997 – 2004).

Vincent J. Toner (46)	Vice President and Treasurer	Since 2014

Vice President and Treasurer (2014 – present) Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF;

Vice President and Treasurer, TIS (2014 – 2015);

Vice President and Treasurer, TAM and TFS (2014 – present);

Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman (2010 – 2014); and

Vice President Fund Administration & Fund Accounting, OppenheimerFunds (2007 – 2010).

Matthew H. Huckman, Sr. (48)	Tax Manager	Since 2014

Tax Manager, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Tax Manager, TIS (2014 – 2015);

Tax Manager, TFS (2012 – present); and

Assistant Mutual Fund Tax Manager, Invesco
(2007 – 2012).

Scott M. Lenhart (55)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present), TIS (2014 – 2015);

Chief Compliance Officer and Anti-Money Laundering Officer (2014 – present), Senior Compliance Officer (2008 – 2014), TAM;

Vice President and Chief Compliance Officer, TFS (2014 – present);

Director of Compliance, Transamerica Investments & Retirement (2014 – present);

Vice President and Chief Compliance Officer, Transamerica Financial Advisors, Inc.
(1999 – 2006); and

Assistant Chief Compliance Officer, Raymond James Financial, Inc., Robert Thomas Securities, Inc. (1989 – 1998).

*	Elected and serves at the pleasure of the Board of the Trust.

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of Transamerica Series Trust’s (the “Trust”) proxy voting policies and procedures is available in the Statement of Additional Information of the Portfolios, available without charge upon request by calling 1-800-851-9777 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Portfolios are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Portfolios, upon request by calling 1-800-851-9777; and (2) on the SEC’s website at http://www.sec.gov.

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Portfolios’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may also visit the Trust’s website at www.transamericaseriestrust.com for this and other information about the Portfolios and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Series Trust Annual Report, the Transamerica Series Trust Prospectus, and other required documents that keep you informed regarding your Portfolios. Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

PO Box 219945

Kansas City, MO 64121-9945

Distributor:	Transamerica Capital, Inc.
PO Box 219945
Kansas City, MO 64121-9945

Customer Service: 1-800-851-9777

Item 2:	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable.

(f)	The Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The Registrant’s Board of Trustees has determined that Sandra N. Bane and John W. Waechter are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane and Mr. Waechter are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane and Mr. Waechter as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

	Fiscal Year Ended 12/31 (in thousands)
	2016	2015
(a) Audit Fees	$753	$531
(b) Audit Related Fees(1)	$9	$0
(c) Tax Fees(2)	$153	$142
(d) All Other Fees(3)	$55	$0

(1)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the funds comprising the Registrant, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.
(2)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the funds comprising the Registrant.
(3)	All Other Fees represent permissible non-audit services for the Registrant that it believes are routine and recurring services, and would not impair the independence of the accountant.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures. Generally, the Registrant’s Audit Committee must preapprove (i) all audit and non-audit services performed for the Registrant by the independent accountant and (ii) all non-audit services performed by the Registrant’s independent accountant for the Registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the Registrant will be subject to the preapproval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2)	The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2015 and 2016 was zero.

(f)	Not Applicable.

(g)	Not Applicable.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, David W. Jennings, Russell A. Kimball, Jr., Patricia L. Sawyer and John W. Waechter.

Item 6:	Investments.

(a)	The schedules of investments are included in the Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11:	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(a)(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(a)(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Series Trust
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)
Date:	March 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)
Date:	March 8, 2017

By:	/s/ Vincent J. Toner
Vincent J. Toner
Treasurer
(Principal Financial Officer)
Date:	March 8, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

12(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

12(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer

12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer

12(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer